                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04236

                                JPMorgan Trust II
               (Exact name of registrant as specified in charter)

                                522 Fifth Avenue
                               New York, NY 10036
               (Address of principal executive offices) (Zip code)

                                Stephen M. Benham
                                522 Fifth Avenue
                               New York, NY 10036
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2005 to December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[INSERT--MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT, DECEMBER 31, 2005; MONEY MARKET FUNDS SEMI-ANNUAL REPORT, DECEMBER 31, 2005; INCOME FUNDS SEMI-ANNUAL REPORT, DECEMBER 31, 2005; EQUITY FUNDS SEMI-ANNUAL REPORT, DECEMBER 31, 2005; INVESTOR FUNDS SEMI-ANNUAL REPORT, DECEMBER 31, 2005]

                              SEMI - ANNUAL REPORT
                 SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)

                                 JPMorgan Funds

                                    Municipal
                                      Bond
                                      Funds

                     JPMorgan Arizona Municipal Bond Fund
                     JPMorgan Kentucky Municipal Bond Fund
                     JPMorgan Louisiana Municipal Bond Fund
                     JPMorgan Michigan Municipal Bond Fund
                     JPMorgan Municipal Income Fund
                     JPMorgan Ohio Municipal Bond Fund
                     JPMorgan Short Term Municipal Bond Fund
                     JPMorgan Tax Free Bond Fund
                     JPMorgan West Virginia Municipal Bond Fund


                                                                 [JPMORGAN LOGO]
                                                                 ASSET MANAGMENT

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter..........................................    2
Portfolio Performance Reviews...............................    3
Schedules of Portfolio Investments..........................   21
Statements of Assets and Liabilities........................   74
Statements of Operations....................................   76
Statements of Changes in Net Assets.........................   78
Financial Highlights........................................   84
Notes to Financial Statements...............................   92
Trustees....................................................  103
Officers....................................................  105
Schedule of Shareholder Expenses............................  107
Board Approval of Renewal of Investment Advisory
   Agreements...............................................  109

HIGHLIGHTS

- Economy shows its resilience.

- Bond performance lackluster.

- Long-term rates up, but curve still flat.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 2

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Municipal Bond Funds for the six months ended December 31, 2005. Inside you'll find in-depth information on some of our fixed income municipal bond funds along with an update from the portfolio management team.

ECONOMY SHOWS ITS RESILIENCE
Despite multiple signs of cooling in the housing market, the economy continued to display resilience as 2005 drew to a close. Third-quarter gross domestic product (GDP) growth, originally reported as 3.8%, was revised to 4.1% annualized, representing the fastest growth rate since the first quarter of 2004.

In addition, the labor market gained momentum as effects from the devastating hurricane season dwindled in the fourth quarter. Jobless claims declined steadily throughout the year, and the nation's unemployment rate finished 2005 at 4.9%, compared to 5.4% in December 2004. Perhaps the most robust sector proved to be manufacturing, as the ISM manufacturing survey remained at elevated levels throughout most of 2005.

BOND PERFORMANCE LACKLUSTER
Overall, the taxable and tax-exempt bond markets remained lethargic in the period, with little movement beyond the short end of the yield curve. Concerns about the magnitude of the Federal Reserve's tightening campaign, the economic impact of higher energy prices and the possibility of higher inflation kept many investors out of the market. In addition, the flattening of the yield curve and a lack of valuation did little to inspire investors.

During the six months, the Fed continued to raise its target rate for overnight lending at a steady and "measured" pace. At each of its four meetings between July 1 and December 31, the Fed raised rates by 25 basis points (bps). The fed funds rate began the period at 3.25% and ended at 4.25%.

LONG-TERM RATES UP, BUT CURVE STILL FLAT
The U.S. Treasury yield curve continued to flatten in the fourth quarter on the tail of additional rate hikes. The market even witnessed a slight yield curve inversion at year-end, as the spread between two years and 10 years was -1 bp. The U.S. Treasury yield curve flattened for each of the past eight quarters. Yields on longer-term bonds headed upward in the second half of 2005, but at a muted pace. For example, the yield on the two-year Treasury increased 75 bps in the six-month period, while the yield on the 10-year Treasury increased 45 bps.

To see the full impact of the curve flattening, one needs to look at interest rate changes for the entire year. For 2005, the two-year Treasury increased by 133 bps, while the 10-year Treasury rose by only 29 bps. The long end of the curve, as represented by the 30-year Treasury, actually declined by approximately 30 bps. The flattening trend equated to positive returns for portfolios exhibiting barbell strategies.

Broad market indexes, such as the Lehman Brothers Aggregate Bond Index, posted positive total returns in 2005. This represents the sixth-consecutive year of positive returns, but the lowest since 1999.

The yield curve continues to flirt with inversion as the two- and 10-year Treasuries hover at the 4.40% level. If the flat curve persists, liquidity could suffer, as traditional "carry" investors(1) leave the market, and wider spreads may emerge. But if rates stabilize and core inflation remains under control, the stage could be set for a decent market recovery.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

---------------

1 "Carry" investors are those who take advantage of lower short-term rates versus higher long-term rates by borrowing short and lending, or investing, long to pick up the yield difference.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Arizona Municipal Bond Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.* The Fund's Select Class Shares had a total return of 0.07% for the six months ended December 31, 2005. This compares to a 0.36% return for its benchmark, the Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index.** Underperformance was due to the Fund's duration compared to the benchmark in an environment where short-term tax free rates rose in a disproportionate amount relative to long rates.

WHY DID THE FUND PERFORM THIS WAY?
Concerns about Federal Reserve action and the likely duration of the Fed's current rate-hike campaign dominated the municipal market. The Fed implemented four rate hikes in the second half of 2005, pushing the federal funds rate to 4.25%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable.

Arizona's economy was healthy throughout the period. New issuance of municipals increased 92%, compared to a 19% increase nationwide. Nevertheless, the increase in supply did not negatively influence the Arizona market. The state's credit rating remained stable, so investors had no trouble absorbing the supply.

HOW WAS THE FUND MANAGED?
We continued to focus on intermediate term (13- to 17-year maturities), higher-coupon securities to help limit the impact rising short-term interest rates would have on the Fund's share price. We also purchased securities outside Arizona (within prospectus guidelines), primarily because Arizona is a small state in terms of issuing entities, and we felt it prudent to enhance the Fund's diversification and liquidity.

Monitoring duration continued to be a focal point of our strategy. The Fund's duration shortened during the six-month period, ending the year at 4.15 years, compared to 4.74 years for the benchmark. Having a shorter duration was a relatively positive influence on performance in the rising-rate environment, but we plan to bring the Fund's duration closer to that of the benchmark in the months ahead.

We also managed the Fund with the shareholder's tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we remained mindful of capital gains distributions.

WHAT IS THE OUTLOOK FOR THE FUND?
The pace of economic growth is likely to slow in 2006. In the near term, we believe that interest rates (including longer-term rates) likely will move higher, given the flat yield curve. On the positive side, we believe that the municipal supply is likely to decline in 2006 from the record-setting pace of 2005, as the states' fiscal conditions continue to improve and the level of refunding subsides. Although quality and sector spreads remain tight, we will continue to look for opportunities to enhance the Fund's yield.

FUND FACTS
Fund Inception..................................   January 20, 1997
Fiscal Year-End.................................   June 30
Net Assets as of 12/31/2005 (in Thousands)......   $135,475
Primary Benchmark**.............................   Lehman Brothers Competitive Intermediate (1-17 Year)
                                                   Maturities Index
Average Credit Quality..........................   AAA
Duration........................................   4.15

CREDIT QUALITY ALLOCATIONS AT DECEMBER 31,
2005***
AAA................................   84.5%
AA.................................   10.9%
A..................................    3.3%
BAA................................    1.3%

---------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** At the August meeting, the Board of Trustees approved changing the benchmark for the Fund to the Lehman Brothers Competitive Intermediate (1-17 year) Maturities Index. The benchmark change was effective November 1, 2005.

*** Portfolio composition subject to change. Percentages are based on total investments.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 4

JPMORGAN ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A                                                        1/20/97
    Without Sales Charge                                                             1.21%       4.15%           4.11%
    With Sales Charge*                                                              (3.37)%      3.20%           3.63%
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        1/20/97
    Without CDSC                                                                     0.70%       3.48%           3.17%
    With CDSC**                                                                     (4.30)%      3.13%           3.17%
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        2/18/05
    Without CDSC                                                                    (0.64)%      3.46%           3.21%
    With CDSC***                                                                    (0.36)%      3.46%           3.21%
----------------------------------------------------------------------------------------------------------------------
  Select Class                                                   1/20/97             1.55%       4.42%           4.51%
----------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 4.50%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                 LEHMAN BROTHERS
                                                   COMPETITIVE
                                                INTERMEDIATE (1-17   LEHMAN BROTHERS 3-   LEHMAN BROTHERS 7   LIPPER INTERMEDIATE
                                                 YEAR) MATURITIES    15 YEAR MUNICIPAL     YEAR MUNICIPAL       MUNICIPAL FUND
                              SELECT CLASS            INDEX              BOND INDEX          BOND INDEX              INDEX
                              ------------      ------------------   ------------------   -----------------   -------------------
12/95                            1000000             1000000              1000000              1000000              1000000
12/96                            1040460             1044330              1044580              1043830              1039620
12/97                            1116730             1129150              1131620              1124100              1116640
12/98                            1178780             1200110              1203560              1194100              1179290
12/99                            1152040             1197620              1198020              1192410              1163380
12/00                            1252790             1312500              1316890              1300830              1264370
12/01                            1311630             1381950              1386250              1368440              1324920
12/02                            1436860             1509750              1519700              1509780              1435460
12/03                            1493810             1582950              1597370              1591940              1497910
12/04                            1531290             1638860              1657440              1642090              1540550
12/05                            1555020             1674970              1696970              1670150              1571560

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The JPMorgan Arizona Municipal Bond Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund, prior to January 20, 1997, includes the performance of the common trust fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index, the Lehman Brothers 3-15 Year Municipal Bond Index, Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to seventeen years. The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade tax-exempt municipal bonds with a maturity of three to fifteen years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 7 Year Municipal Bond Index and the Lehman Brothers 3-15 Year Index to the Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Kentucky Municipal Bond Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.* The Fund's Select Class Shares posted a total return of 0.12% for the six months ended December 31, 2005, compared to a 0.36% return for its benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index.** Underperformance was due to the Fund's duration compared to the benchmark in an environment where short-term tax free rates rose in a disproportionate amount relative to long rates.

WHY DID THE FUND PERFORM THIS WAY?
Concerns about Federal Reserve action and the likely duration of the Fed's current rate-hike campaign dominated the municipal market. The Fed implemented four rate hikes in the second half of 2005, pushing the federal funds rate to 4.25%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable.

Although new issuance in Kentucky was up 70% in the second half of 2005, compared to 19% for nationwide, the additional supply of securities did not significantly influence the trading climate. Kentucky's fiscal position and credit rating remained healthy, which helped the market successfully absorb the supply.

HOW WAS THE FUND MANAGED?
In an attempt to limit the negative impact rising interest rates would have on the Fund's share price while enhancing the Fund's yield, we continued to focus on intermediate-term (13- to 17-year maturities), higher-coupon securities. Given the limited universe of Kentucky securities, we usually don't intentionally avoid many sectors or securities, but we do carefully monitor the credit quality of each holding.

Adjusting duration also was a primary component of our strategy. The Fund's duration slipped slightly, ending the year at 4.38 years, compared to 4.74 years for the benchmark. In the months ahead, we will attempt to increase the Fund's duration to more closely align with that of the benchmark.

We also managed the Fund with the shareholder's tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small and we remained mindful of capital gains distributions.

WHAT IS THE OUTLOOK FOR THE FUND?
The pace of economic growth is likely to slow in 2006. In the near term, we believe that interest rates (including longer-term rates) likely will move higher, given the flat yield curve. On the positive side, we believe that the municipal supply is likely to decline in 2006 from the record-setting pace of 2005, as the states' fiscal conditions continue to improve and the level of refunding subsides. Although quality and sector spreads remain tight, we will continue to look for opportunities to enhance the Fund's yield.

FUND FACTS
Fund Inception .................................   March 12, 1993
Fiscal Year-End ................................   June 30
Net Assets as of 12/31/2005 (in Thousands) .....   $103,585
Primary Benchmark** ............................   Lehman Brothers Competitive Intermediate
                                                   (1-17 Year) Maturities Index
Average Credit Quality .........................   AAA
Duration .......................................   4.38

CREDIT QUALITY ALLOCATIONS AT DECEMBER 31, 2005***
AAA.............................................  87.6%
AA..............................................   7.9%
A...............................................   3.4%
BAA.............................................   1.1%

---------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** At the August meeting, the Board of Trustees approved changing the benchmark for the Fund to the Lehman Brothers Competitive Intermediate (1-17


    year) Maturities Index. The benchmark change was effective November 1, 2005.

*** Portfolio composition subject to change. Percentages are based on total investments.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 6

JPMORGAN KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A                                                        1/20/95
    Without Sales Charge                                                            1.54%        4.05%           4.31%
    With Sales Charge*                                                             (3.03)%       3.09%           3.83%
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        3/16/95
    Without CDSC                                                                    0.90%        3.38%           3.79%
    With CDSC**                                                                    (4.10)%       3.02%           3.79%
----------------------------------------------------------------------------------------------------------------------
  Select Class                                                   3/12/93            1.79%        4.32%           4.58%
----------------------------------------------------------------------------------------------------------------------

 * Sales Charge for Class A Shares is 4.50%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                 LEHMAN BROTHERS
                                                   COMPETITIVE
                                                INTERMEDIATE (1-17   LEHMAN BROTHERS 3-   LEHMAN BROTHERS 7   LIPPER INTERMEDIATE
                                                 YEAR) MATURITIES    15 YEAR MUNICIPAL     YEAR MUNICIPAL       MUNICIPAL FUND
                              SELECT CLASS            INDEX              BOND INDEX          BOND INDEX              INDEX
                              ------------      ------------------   ------------------   -----------------   -------------------
12/95                            1000000             1000000              1000000              1000000              1000000
12/96                            1041800             1044330              1044580              1043830              1039620
12/97                            1119890             1129150              1131620              1124100              1116640
12/98                            1181750             1200110              1203560              1194100              1179290
12/99                            1162400             1197620              1198020              1192410              1163380
12/00                            1266310             1312500              1316890              1300830              1264370
12/01                            1320080             1381950              1386250              1368440              1324920
12/02                            1439630             1509750              1519700              1509780              1435460
12/03                            1497390             1582950              1597370              1591940              1497910
12/04                            1536880             1638860              1657440              1642090              1540550
12/05                            1564340             1674970              1696970              1670150              1571560

SOURCE: LIPPER, INC.  THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance information for period prior to January 20, 2005 reflects the performance of the Trademark Kentucky Municipal Bond Fund which consolidated with the Fund on January 20, 1995.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Kentucky Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index, the Lehman Brothers 3-15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to seventeen years. The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade tax-exempt municipal bonds with a maturity of three to fifteen years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 7 Year Municipal Bond Index and the Lehman Brothers 3-15 Year Index to the Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Louisiana Municipal Bond Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.* The Fund's Class A Shares posted a total return of (0.49%) for the six months ended December 31, 2005, compared to a 0.36% return for its benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index.** The Fund's underperformance was due to the markets' early reaction to Hurricane Katrina and the resulting economic uncertainty in Louisiana.

WHY DID THE FUND PERFORM THIS WAY?
Concerns about Federal Reserve action and the likely duration of the Fed's current rate-hike campaign dominated the municipal market in the second half of 2005. The Fed implemented four more rate hikes during the period, pushing the federal funds rate to 4.25%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable.

After struggling in the post-hurricane environment, the Louisiana municipal bond market stabilized somewhat in the final months of the year. In the aftermath of the hurricanes, supply vanished, trading halted and the market struggled with how to price the state's existing securities. The situation improved during the final two months of 2005, as trading resumed in credits from most areas of the state. The supply of Louisiana securities declined 28% during the second half of 2005, compared to a 19% gain nationwide. Spreads moved closer to pre-Katrina levels, but credit ratings remained under pressure.

HOW WAS THE FUND MANAGED?
The Fund has limited exposure to credits in the New Orleans and local surrounding area, which suffered the most from the hurricanes. Furthermore, nearly all of the Fund's holdings have some credit enhancement (escrow or insurance protection), which helps manage the risk of default. Nevertheless, such features do not protect against market risk, which has increased in the wake of Hurricane Katrina.

In an attempt to limit the negative impact of rising interest rates, we continued to focus on intermediate-term (13- to 17-year maturities), higher-coupon securities. Monitoring duration also was a key component of our strategy. The Fund's duration ended the year at 4.64 years, compared to 4.74 years for the benchmark. We will attempt to keep the Fund's duration close to that of the benchmark.

We also managed the Fund with the shareholder's tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small and we do not anticipate capital gains distributions.

WHAT IS THE OUTLOOK FOR THE FUND?
The pace of economic growth is likely to slow in 2006. In the near term, we believe that interest rates (including longer-term rates) likely will move higher, given the flat yield curve. On the positive side, we believe that the municipal supply is likely to decline in 2006 from the record-setting pace of 2005, as the states' fiscal conditions continue to improve and the level of refunding subsides. Although quality and sector spreads remain tight, we will continue to look for opportunities to enhance the Fund's yield.

FUND FACTS
Fund Inception..................................  December 29, 1989
Fiscal Year-End.................................  June 30
Net Assets as of 12/31/2005 (in Thousands)......  $91,031
Primary Benchmark**.............................  Lehman Brothers Competitive Intermediate (1-17 Year)
                                                  Maturities Index
Average Credit Quality..........................  AAA
Duration........................................  4.64

CREDIT QUALITY ALLOCATIONS AT DECEMBER 31, 2005***
AAA...............................................95.3%
A..................................................3.8%
BAA................................................0.9%

---------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** At the August meeting, the Board of Trustees approved changing the benchmark for the Fund to the Lehman Brothers Competitive Intermediate (1-17 year) Maturities Index. The benchmark change was effective November 1, 2005.

*** Portfolio composition subject to change. Percentages are based on total investments.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 8

JPMORGAN LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW UNAUDITED, CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A Shares                                                12/29/89
    Without Sales Charge                                                            1.08%        3.91%           4.29%
    With Sales Charge*                                                             (3.51)%       2.97%           3.81%
----------------------------------------------------------------------------------------------------------------------
  Class B Shares                                                 9/16/94
    Without CDSC                                                                    0.38%        3.24%           3.73%
    With CDSC**                                                                    (4.62)%       2.88%           3.73%
----------------------------------------------------------------------------------------------------------------------
  Select Class Shares                                            3/26/96            1.24%        4.17%           4.51%
----------------------------------------------------------------------------------------------------------------------

 * Sales Charge for Class A Shares is 4.50%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                 LEHMAN BROTHERS
                                                   COMPETITIVE
                                                INTERMEDIATE (1-17   LEHMAN BROTHERS 3-   LEHMAN BROTHERS 7   LIPPER INTERMEDIATE
                                                 YEAR) MATURITIES    15 YEAR MUNICIPAL     YEAR MUNICIPAL       MUNICIPAL FUND
                                 CLASS A              INDEX              BOND INDEX          BOND INDEX              INDEX
                                 -------        ------------------   ------------------   -----------------   -------------------
12/95                              9550               10000                10000                10000                10000
12/96                              9979               10443                10446                10438                10396
12/97                             10682               11291                11316                11241                11166
12/98                             11261               12001                12036                11941                11793
12/99                             11004               11976                11980                11924                11634
12/00                             11995               13125                13169                13008                12644
12/01                             12481               13820                13862                13684                13249
12/02                             13571               15098                15197                15098                14355
12/03                             14047               15830                15974                15919                14979
12/04                             14379               16389                16574                16421                15406
12/05                             14534               16750                16970                16702                15716

SOURCE: LIPPER, INC.  THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data includes the performance of the Paragon Louisiana Tax-Free Bond Fund, which consolidated with the Fund on March 26, 1996. Historical performance shown for the Select Class Shares prior to its inception is based on the performance of Class A Shares (without sales charge), the original class offered.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Louisiana Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index, the Lehman Brothers 3-15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index. The performance of the Fund assumes reinvestment of all dividends and includes a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to seventeen years. The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade tax-exempt municipal bonds with a maturity of three to fifteen years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 7 Year Municipal Bond Index and the Lehman Brothers 3-15 Year Index to the Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Michigan Municipal Bond Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.* The Fund's Select Class Shares posted a total return of 0.37% for the six months ended December 31, 2005. This compares to a 0.36% return for its benchmark, the Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index.**

WHY DID THE FUND PERFORM THIS WAY?
Concerns about Federal Reserve action and the likely duration of the Fed's current rate-hike campaign dominated the municipal market throughout 2005. The Fed continued to raise interest rates in 25-basis point increments at each of its four meetings in the second half of 2005. This pushed the fed funds rate to 4.25%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable.

Michigan's economy and credit rating remained stable during the period, despite the growing challenges facing the auto industry. New issuance of Michigan securities was up 29% in the second half of the year, compared to 19% nationwide. Given the state's relatively stable fiscal condition, the greater supply did not negatively influence trading levels.

HOW WAS THE FUND MANAGED?
In an attempt to enhance the Fund's yield while limiting the negative impact rising interest rates would have on the Fund's share price, we continued to focus on intermediate-term (13- to 17-year maturities), higher-coupon securities. We also began to diversify the Fund's holdings out of Michigan, within prospectus guidelines. Given the potential impact the struggling auto industry may have on the state's economy, we believe that it is prudent to continue the Fund's exposure to non-Michigan securities.

Monitoring duration remained another key component of our strategy. The Fund's duration shortened to 4.13 years, compared to 4.74 years for the benchmark. Going forward, we will attempt to move the Fund's duration closer to that of the benchmark.

We continued to manage the Fund with the shareholder's tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small and we remained mindful of capital gains.

WHAT IS THE OUTLOOK FOR THE FUND?
The pace of economic growth is likely to slow in 2006. In the near term, we believe that interest rates (including longer-term rates) likely will move higher, given the flat yield curve and the Fed concluding its removal of prior accommodation. On the positive side, we believe that the municipal supply is likely to decline in 2006 from the record-setting pace of 2005, as the states' fiscal conditions continue to improve and the level of refunding subsides. Although quality and sector spreads remain tight, we will continue to look for opportunities to enhance the Fund's yield.

FUND FACTS
Fund Inception .................................  February 1, 1993
Fiscal .........................................  June 30
Net Assets as of 12/31/2005 (in Thousands) .....  $283,419
Primary Benchmark** ............................  Lehman Brothers Competitive Intermediate (1-17 Year)
                                                  Maturities Index
Average Credit Quality..........................  AAA
Duration........................................  4.13

CREDIT QUALITY ALLOCATIONS AT DECEMBER 31, 2005***
AAA.............................................  87.6%
AA..............................................   8.8%
BAA.............................................   3.6%

---------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** At the August meeting, the Board of Trustees approved changing the benchmark for the Fund to the Lehman Brothers Competitive Intermediate (1-17 year) Maturities Index. The benchmark change was effective November 1, 2005.

*** Portfolio composition subject to change. Percentages are based on total investments.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 10

JPMORGAN MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A                                                         2/1/93
    Without Sales Charge                                                            1.52%        4.26%           4.52%
    With Sales Charge*                                                             (3.07)%       3.30%           4.04%
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        9/23/96
    Without CDSC                                                                    0.91%        3.59%           3.87%
    With CDSC**                                                                    (4.09)%       3.24%           3.87%
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        2/18/05
    Without CDSC                                                                    0.97%        3.60%           3.87%
    With CDSC***                                                                   (0.03)%       3.60%           3.87%
----------------------------------------------------------------------------------------------------------------------
  Select Class                                                    2/1/93            1.75%        4.52%           4.76%
----------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 4.50%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                 LEHMAN BROTHERS
                                                   COMPETITIVE
                                                INTERMEDIATE (1-17   LEHMAN BROTHERS 3-   LEHMAN BROTHERS 7   LIPPER INTERMEDIATE
                                                 YEAR) MATURITIES    15 YEAR MUNICIPAL     YEAR MUNICIPAL       MUNICIPAL FUND
                              SELECT CLASS            INDEX              BOND INDEX          BOND INDEX              INDEX
                              ------------      ------------------   ------------------   -----------------   -------------------
12/95                            1000000             1000000              1000000              1000000              1000000
12/96                            1034600             1044330              1044580              1043830              1039620
12/97                            1132110             1129150              1131620              1124100              1116640
12/98                            1199100             1200110              1203560              1194100              1179290
12/99                            1152210             1197620              1198020              1192410              1163380
12/00                            1276660             1312500              1316890              1300830              1264370
12/01                            1331910             1381950              1386250              1368440              1324920
12/02                            1463400             1509750              1519700              1509780              1435460
12/03                            1525680             1582950              1597370              1591940              1497910
12/05                            1565190             1638860              1657440              1642090              1525600
12/06                            1592510             1674970              1696970              1670150              1571560

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Historical performance shown for Class B and C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index, the Lehman Brothers 3-15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to seventeen years. The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade tax-exempt municipal bonds with a maturity of three to fifteen years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 7 Year Municipal Bond Index and the Lehman Brothers 3-15 Year Index to the Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Municipal Income Fund seeks current income exempt from federal income taxes.* The Fund's Select Class Shares posted a total return of 0.63% for the six months ended December 31, 2005. The Fund's benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index,** returned 0.36%.

WHY DID THE FUND PERFORM THIS WAY?
Concerns about Federal Reserve action and the likely duration of the Fed's current rate-hike campaign dominated the municipal market throughout 2005. In the second half of the year, the Fed raised interest rates four times, lifting the fed funds rate to 4.25%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable.

HOW WAS THE FUND MANAGED?
We continued to emphasize defensive sectors and structures in the Fund by focusing on bonds that provide yield premiums and less price volatility. Accordingly, we favored the housing and credit sectors as well as higher-coupon, premium bonds in other sectors. Additionally, we took the opportunity to increase the Fund's duration when rates increased in October and November. Nevertheless, given the large cash inflows in the latter half of December, the Fund's option-adjusted duration declined to 4.62 years versus the benchmark's duration of 5.13. We currently are investing December's cash inflows to extend duration closer to the benchmark.

Overall, the municipal yield curve flattened throughout the second half of 2005, and the Fund's defensive nature performed well in that rate environment. Also, the slight duration extension in October and November aided performance when the market rallied in December.

WHAT IS THE OUTLOOK FOR THE FUND?
Looking ahead, we will continue to neutralize the Fund's duration relative to the benchmark and look for opportunities to add value when spreads appear attractive. Given our focus on yield-generating securities, we expect to maintain an emphasis on municipal housing bonds. Furthermore, we may take advantage of yield premiums available from bonds subject to the alternative minimum tax (AMT).

FUND FACTS
Fund Inception....................................  February 9, 1993
Fiscal Year-End...................................  June 30
Net Assets as of 12/31/2005 (in Thousands)........  $1,153,921
Primary Benchmark**...............................  Lehman Brothers Competitive Intermediate (1-17 Year)
                                                    Maturities Index
Average Credit Quality............................  AA1
Duration..........................................  4.62

CREDIT QUALITY ALLOCATIONS AT DECEMBER 31, 2005***
AAA...............................................  64.0%
AA................................................  17.3%
A.................................................  11.6%
BAA...............................................   5.1%
BA & NR...........................................   2.0%

---------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** At the August meeting, the Board of Trustees approved changing the benchmark for the Fund to the Lehman Brothers Competitive Intermediate (1-17 year) Maturities Index. The benchmark change was effective November 1, 2005.

*** Portfolio composition subject to change. Percentages are based on total investments.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 12

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A                                                        2/23/93
    Without Sales Charge                                                            1.95%        4.08%           4.42%
    With Sales Charge*                                                             (2.66)%       3.13%           3.94%
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        1/14/94
    Without CDSC                                                                    1.33%        3.42%           3.89%
    With CDSC**                                                                    (3.67)%       3.07%           3.89%
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        11/4/97
    Without CDSC                                                                    1.34%        3.41%           4.12%
    With CDSC***                                                                    0.34%        3.41%           4.12%
----------------------------------------------------------------------------------------------------------------------
  Select Class                                                    2/9/93            2.30%        4.35%           4.68%
----------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 4.50%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                 LEHMAN BROTHERS
                                                   COMPETITIVE
                                                INTERMEDIATE (1-17   LEHMAN BROTHERS 3-   LEHMAN BROTHERS 7   LIPPER INTERMEDIATE
                                                 YEAR) MATURITIES    15 YEAR MUNICIPAL     YEAR MUNICIPAL       MUNICIPAL FUND
                              SELECT CLASS            INDEX              BOND INDEX          BOND INDEX              INDEX
                              ------------      ------------------   ------------------   -----------------   -------------------
12/95                            1000000             1000000              1000000              1000000              1000000
12/96                            1045780             1044330              1044580              1043830              1039620
12/97                            1135500             1129150              1131620              1124100              1116640
12/98                            1205250             1200110              1203560              1194100              1179290
12/99                            1175220             1197620              1198020              1192410              1163380
12/00                            1277360             1312500              1316890              1300830              1264370
12/01                            1337550             1381950              1386250              1368440              1324920
12/02                            1436040             1509750              1519700              1509780              1435460
12/03                            1503830             1582950              1597370              1591940              1497910
12/04                            1544890             1638860              1657440              1642090              1540550
12/05                            1580440             1674970              1696970              1670150              1571560

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on February 9, 1993. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index, the Lehman Brothers 3-15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to seventeen years. The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade tax-exempt municipal bonds with a maturity of three to fifteen years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 7 Year Municipal Bond Index and the Lehman Brothers 3-15 Year Index to the Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Ohio Municipal Bond Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.* The Fund's Select Class Shares posted a total return of 0.32% for the six-month period ended December 31, 2005, compared to a 0.36% return for its benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index.** Underperformance was due to the Fund's duration compared to the benchmark in an environment where short-term tax free rates rose in a disproportionate amount relative to long rates.

WHY DID THE FUND PERFORM THIS WAY?
Concerns about Federal Reserve action and the likely duration of the Fed's current rate-hike campaign dominated the municipal market in the second half of 2005. In a continuation of its rate-tightening campaign that began in June 2004, the Fed implemented four more rate hikes in the second half of 2005, pushing the fed funds rate to 4.25%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable.

Ohio's economy continued to advance with the nation as a whole, and the state's credit rating remained healthy and stable. New issuance increased 17% during the final six months of 2005, compared to a 19% gain nationwide. Given the state's solid fiscal condition, the increase in supply had little impact on the state's trading environment.

HOW WAS THE FUND MANAGED?
We focused on enhancing the Fund's yield and limiting the negative impact that rising interest rates would have on the Fund's share price. As such, we emphasized intermediate-term (13- to 17-year maturities), higher-coupon securities. In addition, we continued to closely monitor duration and maintain a defensive interest rate strategy in the face of rising interest rates. The Fund's duration declined during the period at a greater pace than that of the benchmark. The Fund's duration ended the year at 4.29 years, compared to the benchmark's duration of 4.74 years. Going forward, we will attempt to bring the Fund's duration closer to that of the benchmark.

We also managed the Fund with the shareholder's tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we do not anticipate capital gains distributions due to a large tax-loss carry forward.

WHAT IS THE OUTLOOK FOR THE FUND?
The pace of economic growth is likely to slow in 2006. In the near term, we believe that interest rates (including longer-term rates) likely will move higher, given the flat yield curve and the Fed concluding its removal of prior accommodation. On the positive side, we expect that the municipal supply is likely to decline in 2006 from the record-setting pace of 2005, as the states' fiscal conditions continue to improve and the level of refunding subsides. Although quality and sector spreads remain tight, we will continue to look for opportunities to enhance the Fund's yield.

FUND FACTS
Fund Inception..................................  July 2, 1991
Fiscal Year-End.................................  June 30
Net Assets as of 12/31/2005 (in Thousands)......  $215,741
Primary Benchmark**.............................  Lehman Brothers Competitive Intermediate (1-17 Year)
                                                  Maturities Index
Average Credit Quality..........................  AAA
Duration........................................  4.29

CREDIT QUALITY ALLOCATIONS AT DECEMBER 31, 2005***
AAA.............................................  73.7%
AA..............................................  13.8%
A...............................................   7.5%
BAA.............................................   5.0%

---------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** At the August meeting, the Board of Trustees approved changing the benchmark for the Fund to the Lehman Brothers Competitive Intermediate (1-17 year) Maturities Index. The benchmark change was effective November 1, 2005.

*** Portfolio composition subject to change. Percentages are based on total investments.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 14

JPMORGAN OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A                                                        2/18/92
    Without Sales Charge                                                            1.43%        4.15%           4.32%
    With Sales Charge*                                                             (3.17)%       3.19%           3.84%
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        1/14/94
    Without CDSC                                                                    0.84%        3.48%           3.77%
    With CDSC**                                                                    (4.16)%       3.13%           3.77%
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        2/18/05
    Without CDSC                                                                    0.77%        3.46%           3.65%
    With CDSC***                                                                   (0.23)%       3.46%           3.65%
----------------------------------------------------------------------------------------------------------------------
  Select Class                                                    7/2/91            1.70%        4.41%           4.58%
----------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 4.50%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                 LEHMAN BROTHERS
                                                   COMPETITIVE
                                                INTERMEDIATE (1-17   LEHMAN BROTHERS 3-   LEHMAN BROTHERS 7   LIPPER INTERMEDIATE
                                                 YEAR) MATURITIES    15 YEAR MUNICIPAL     YEAR MUNICIPAL       MUNICIPAL FUND
                              SELECT CLASS            INDEX              BOND INDEX          BOND INDEX              INDEX
                              ------------      ------------------   ------------------   -----------------   -------------------
12/95                            1000000                                  1000000              1000000              1000000
12/96                            1041510                                  1044580              1043830              1039620
12/97                            1119170                                  1131620              1124100              1116640
12/98                            1182240                                  1203560              1194100              1179290
12/99                            1157400                                  1198020              1192410              1163380
12/00                            1261230                                  1316890              1300830              1264370
12/01                            1319470                                  1386250              1368440              1324920
12/02                            1437950                                  1519700              1509780              1435460
12/03                            1496740                                  1597370              1591940              1497910
12/04                            1538520                                  1657440              1642090              1540550
12/05                            1564700                                  1696970              1670150              1571560

SOURCE: LIPPER, INC.  THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on July 2, 1991. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index, the Lehman Brothers 3-15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to seventeen years. The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade tax-exempt municipal bonds with a maturity of three to fifteen years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 7 Year Municipal Bond Index and the Lehman Brothers 3-15 Year Index to the Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry a no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Short Term Municipal Bond Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.* The Fund's Select Class Share posted a total return of 0.61% for the six months ended December 31, 2005, compared to 0.46% for the Fund's benchmark, the Lehman Brothers Short Municipal Bond Index.

WHY DID THE FUND PERFORM THIS WAY?
Concerns about Federal Reserve action and the likely duration of the Fed's current rate-hike campaign dominated the municipal market throughout the second half of 2005. The Fed implemented four more rate hikes between July 1 and December 31, pushing the federal funds rate to 4.25%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable.

HOW WAS THE FUND MANAGED?
Our primary strategy throughout the second half of 2005 included lowering the Fund's duration to align it more closely to the benchmark. The Fund's interest-rate sensitivity ended the period at 1.80 years, close to our duration target of 1.25 to 1.50 years. At the same time, we sought to preserve the Fund's relatively high yields by selling securities at the longer end of our maturity range and purchasing higher-yielding variable-rate paper that reset with the Fed's rate increases.

WHAT IS THE OUTLOOK FOR THE FUND?
We believe the economy is likely to continue growing in the near term. After January, we expect supply to increase, which should lead to buying opportunities for the Fund. To prepare for this anticipated increase in supply, we have continued to take advantage of the flat curve by selling longer-term paper and buying floating-rate paper. In addition to generating higher yields, this strategy offers the liquidity we'll need as supply improves.

FUND FACTS
Fund Inception..................................  May 4, 1998
Fiscal Year-End.................................  June 30
Net Assets as of 12/31/2005 (in Thousands)......  $442,492
Primary Benchmark...............................  Lehman Brothers Short Municipal Bond Index
Average Credit Quality..........................  AA2
Duration........................................  1.80

CREDIT QUALITY ALLOCATIONS AT DECEMBER 31, 2005**
AAA.............................................  46.0%
AA..............................................  19.7%
A...............................................  17.3%
BAA.............................................   8.8%
BA & NR.........................................   8.2%

---------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Portfolio composition subject to change. Percentages are based on total investments.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 16

JPMORGAN SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

-----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------
                                                               INCEPTION                                        SINCE
                                                             DATE OF CLASS        1 YEAR        5 YEAR        INCEPTION
-----------------------------------------------------------------------------------------------------------------------
  Class A                                                        5/4/98
    Without Sales Charge                                                           1.02%        3.02%            3.27%
    With Sales Charge*                                                            (2.04)%       2.39%            2.86%
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        5/4/98
    Without CDSC                                                                   0.46%        2.52%            2.86%
    With CDSC**                                                                   (2.54)%       2.52%            2.86%
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       11/1/01            0.47%        2.52%            2.75%
-----------------------------------------------------------------------------------------------------------------------
  Select Class                                                   5/4/98            1.27%        3.30%            3.57%
-----------------------------------------------------------------------------------------------------------------------

 * Sales Charge for Class A Shares is 3%.

** Assumes 3% CDSC (contingent deferred sales charge) for the one year period, and 0% for the five year and since inception periods.

LIFE OF FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                                            LEHMAN BROTHERS SHORT     LIPPER SHORT-TERM MUNICIPAL
                                                    SELECT CLASS            MUNICIPAL BOND INDEX            DEBT FUND INDEX
                                                    ------------            ---------------------     ---------------------------
May-98                                                 1000000                     1000000                      1000000
Dec-98                                                 1039460                     1033520                      1028640
Dec-99                                                 1051890                     1054170                      1049900
Dec-00                                                 1112170                     1119730                      1101830
1-Dec                                                  1168880                     1190020                      1154470
2-Dec                                                  1234270                     1267300                      1199350
3-Dec                                                  1271790                     1300730                      1226560
4-Dec                                                  1291700                     1324740                      1242530
5-Dec                                                  1308080                     1337740                      1264180

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Municipal Bond Fund, the Lehman Brothers Short Municipal Bond Index, and the Lipper Short-Term Municipal Debt Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the Lehman Brothers Short Municipal Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Term Municipal Debt Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Short Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with a maturity of less than three years. The Lipper Short-Term Municipal Debt Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Tax Free Bond Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.* The Fund's Class A Shares had a total return of 0.18% for the six months ended December 31, 2005. This compares to a 0.60% return for its benchmark, the Lehman Brothers Municipal Bond Index.

WHY DID THE FUND PERFORM IN THIS WAY?
Concerns about Federal Reserve action and the likely duration of its rate-hike campaign dominated the municipal market. The Fed implemented four more rate hikes during the last half of 2005, pushing the fed funds rate to 4.25%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable.

HOW WAS THE FUND MANAGED?
The Fund had reduced its duration position from earlier quarters to a more neutral stance. The primary driver of the shortening was the sale of New York and California paper with longer maturities, which had tightened as specialty state spreads compressed. In addition, paper with longer maturities outperformed as the curve flattened significantly. Six-month returns for paper with longer maturities were almost five times that of 10-year securities. While overall supply was at a record level, there were opportunities throughout the period to sell securities in states where supply was low, which added to performance.

The overall quality of the Fund remained very high, which hurt the Fund as sectors with higher credit risks tightened dramatically on investors reaching for yield. The sectors that benefited most from this compression were hospital, housing, industrial development authority and pollution control revenue bonds. In contrast, more generic sectors, such as state general obligations, pre-funded bonds and essential service revenue bonds returned 20% of those in some higher-yielding sectors. The Fund also had an overweight to non-callable paper, which hurt as callable paper tightened on investors reaching for yield. The Fund will maintain its overweight in securities of less than 10 years, but will look to add callable paper in the 20- to 25-year range.

WHAT IS THE OUTLOOK FOR THE FUND?
We believe the economy is likely to continue growing in the near term. After January, we expect supply to increase, which should lead to buying opportunities for the Fund. To prepare for this anticipated increase in supply, we continued to take advantage of the flat curve by selling longer-term paper and investing in the 15- to 20-year portion of the curve. This strategy will provide the Fund with more liquidity as supply increases.

FUND FACTS

Fund Inception .................................  March 1, 1988

Fiscal Year-End ................................  June 30

Net Assets as of 12/31/2005 (in Thousands)......  $1,002,993

Primary Benchmark ..............................  Lehman Brothers Municipal Bond Index

Average Credit Quality .........................  AAA

Duration .......................................  5.8

CREDIT QUALITY ALLOCATIONS AT DECEMBER 31, 2005**
AAA.............................................  74.3%
AA..............................................  11.8%
A...............................................  10.7%
BAA.............................................   3.2%

---------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Portfolio composition subject to change. Percentages are based on total investments.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 18

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A                                                         3/1/88
    Without Sales Charge                                                            2.27%        4.78%           4.96%
    With Sales Charge*                                                             (2.30)%       3.82%           4.47%
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         4/4/95
    Without CDSC                                                                    1.59%        4.08%           4.37%
    With CDSC**                                                                    (3.41)%       3.74%           4.37%
----------------------------------------------------------------------------------------------------------------------
  Select Class                                                    2/1/95            2.46%        5.02%           5.22%
----------------------------------------------------------------------------------------------------------------------

 * Sales Charge for Class A Shares is 4.50%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                            LEHMAN BROTHERS MUNICIPAL   LIPPER GENERAL MUNICIPAL
                                                         CLASS A                   BOND INDEX                  FUND INDEX
                                                         -------            -------------------------   ------------------------
12/95                                                      9547                       10000                       10000
12/96                                                      9868                       10444                       10358
12/97                                                     10772                       11405                       11332
12/98                                                     11388                       12144                       11973
12/99                                                     11002                       11893                       11486
12/00                                                     12266                       13284                       12759
12/01                                                     12769                       13966                       13290
12/02                                                     13981                       15307                       14435
12/03                                                     14596                       16120                       15205
12/04                                                     15146                       16842                       15836
12/05                                                     15490                       17435                       16423

SOURCE: LIPPER, INC.  THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data includes the performance of the Pegasus Municipal Bond Fund and its predecessor for the period before it was consolidated with the Fund on March 22, 1999.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Lehman Brothers Municipal Bond Index, and the Lipper General Municipal Fund Index. The performance of the Fund assumes reinvestment of all dividends and includes a sales charge. The performance of the Lehman Brothers Municipal Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Municipal Bond Index represents the performance of the municipal bond market as a whole. The Lipper General Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan West Virginia Municipal Bond Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.* The Fund's Select Class Shares posted a total return of 0.07% for the six months ended December 31, 2005. This compares to a 0.36% return for its benchmark, the Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index.** Underperformance was due to the Fund's duration compared to the benchmark in an environment where short-term tax free rates rose in a disproportionate amount relative to long rates.

WHY DID THE FUND PERFORM THIS WAY?
Concerns about Federal Reserve action and the likely duration of the Fed's current rate-hike campaign dominated the municipal market during the second half of 2005. The Fed implemented four more rate hikes during the third and fourth quarters of the year, pushing the fed funds rate to 4.25%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable.

West Virginia's economy remained healthy throughout the period, and the state's credit rating remained stable. New issuance of West Virginia debt declined 51% in the second half of 2005, compared to a gain of 19% nationwide. But the reduction in supply did not have a significant impact on the state's municipal trading activity relative to the rest of the country.

HOW WAS THE FUND MANAGED?
In an attempt to limit the negative impact rising interest rates would have on the Fund's share price, we continued to focus on intermediate-term (13- to 17-year maturities), higher-coupon securities. We also favored these securities because of the yield advantages they offered.

In addition, we continued to closely monitor duration and maintain a defensive interest rate strategy in the face of rising interest rates. The Fund's duration ended the year at 4.33 years, compared to the benchmark's duration of 4.74 years. In the months ahead, we plan to move the Fund's duration closer to that of the benchmark.

We also managed the Fund with the shareholder's tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we do not anticipate capital gains distributions.

WHAT IS THE OUTLOOK FOR THE FUND?
The pace of economic growth is likely to slow down in 2006. In the near term, we believe that interest rates (including longer-term rates) likely will move higher, given the flat yield curve and the Fed concluding its removal of prior accommodation. On the positive side, we believe that the municipal supply is likely to decline in 2006 from the record-setting pace of 2005, as the states' fiscal conditions continue to improve and the level of refunding subsides. Although quality and sector spreads remain tight, we will continue to look for opportunities to enhance the Fund's yield.

FUND FACTS
Fund Inception..................................   January 20, 1997
Fiscal Year-End.................................   June 30
Net Assets as of 12/31/2005 (in Thousands)......   $92,591
                                                   Lehman Brothers Competitive Intermediate (1-17 Year)
Primary Benchmark**.............................   Maturities Index
Average Credit Quality..........................   AAA
Duration........................................   4.33

CREDIT QUALITY ALLOCATIONS AT DECEMBER 31, 2005***
AAA.............................................  96.3%
AA..............................................   2.4%
A...............................................   0.6%
BAA.............................................   0.7%

---------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** At the August meeting, the Board of Trustees approved changing the benchmark for the Fund to the Lehman Brothers Competitive Intermediate (1-17 year) Maturities Index. The benchmark change was effective November 1, 2005.

*** Portfolio composition subject to change. Percentages are based on total investments.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 20

JPMORGAN WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A                                                        1/20/97
    Without Sales Charge                                                            1.42%        4.06%           4.43%
    With Sales Charge*                                                             (3.16)%       3.10%           3.95%
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        1/20/97
    Without CDSC                                                                    0.86%        3.40%           3.84%
    With CDSC**                                                                    (4.14)%       3.04%           3.84%
----------------------------------------------------------------------------------------------------------------------
  Select Class                                                   1/20/97            1.69%        4.33%           4.68%
----------------------------------------------------------------------------------------------------------------------

 * Sales Charge for Class A Shares is 4.50%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                 LEHMAN BROTHERS
                                                   COMPETITIVE
                                                INTERMEDIATE (1-17   LEHMAN BROTHERS 3-   LEHMAN BROTHERS 7   LIPPER INTERMEDIATE
                                                 YEAR) MATURITIES    15 YEAR MUNICIPAL     YEAR MUNICIPAL       MUNICIPAL FUND
                              SELECT CLASS            INDEX              BOND INDEX          BOND INDEX              INDEX
                              ------------      ------------------   ------------------   -----------------   -------------------
12/95                            1000000                                  1006840              1005300              1000000
12/96                            1047120                                  1051730              1049360              1039620
12/97                            1129840                                  1139360              1130060              1116640
12/98                            1196120                                  1211790              1200430              1179290
12/99                            1169840                                  1206210              1198730              1163380
12/00                            1278450                                  1325890              1307730              1264370
12/01                            1335860                                  1395730              1375700              1324920
12/02                            1457690                                  1530100              1517780              1435460
12/03                            1517210                                  1608300              1600380              1497910
12/04                            1553710                                  1668780              1650800              1540550
12/05                            1579980                                  1708580              1679010              1571560

SOURCE: LIPPER, INC.  THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The JPMorgan West Virginia Municipal Bond Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund, prior to January 20, 1997, includes the performance of the common trust fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan West Virginia Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index, the Lehman Brothers 3-15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1-17
Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to seventeen years. The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade tax-exempt municipal bonds with a maturity of three to fifteen years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 7 Year Municipal Bond Index and the Lehman Brothers 3-15 Year Index to the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENTS (98.8%):
MUNICIPAL BONDS (98.8%):
Arizona (97.2%):
 $1,000     Arizona Municipal Financing
              Program Series 20, COP, Adj.,
              BIG, 7.70%, 08/01/10 (p).......  $  1,133
  2,500     Arizona Power Authority,
              Crossover Series A, Rev., SO,
              5.25%, 10/01/17................     2,779
            Arizona School Facilities Board
  1,500     Series A, COP, MBIA, 5.00%,
              09/01/12.......................     1,613
  3,000     Series A, COP, MBIA, 5.25%,
              03/01/13 (p)...................     3,296
  2,850     Arizona School Facilities Board,
              State School Improvement, Rev.,
              5.25%, 07/01/12 (p)............     3,117
    500     Arizona State Board of Regents,
              University of Arizona Projects
              COP, AMBAC, 5.50%, 06/01/11
              (p)............................       548
            Arizona State Transportation
              Board Highway
    500     Rev., 6.00%, 07/01/09............       542
  2,000     Series A, Rev., 5.25%,
              07/01/12.......................     2,190
  3,000     Series B, Rev., 5.25%,
              07/01/12.......................     3,229
            Arizona State University
  1,500     Rev., FSA, 5.25%, 07/01/12.......     1,641
  2,630     Series A, COP, FSA, 5.00%,
              11/01/11.......................     2,822
            Arizona Student Loan Acquisition
              Authority
  1,030     Series A-1, Rev., GTD STD LNS,
              5.40%, 05/01/10................     1,091
  1,000     Series A-1, Rev., GTD STD LNS,
              5.88%, 05/01/18................     1,069
            Arizona Water Infrastructure
              Finance Authority, Water
              Quality
  1,000     Series A, Rev., 5.38%,
              10/01/09.......................     1,072
  2,250     Series A, Rev., 5.38%, 10/01/11
              (p)............................     2,460
  1,600     Series A, Rev., 5.50%,
              10/01/09.......................     1,721
  1,110     Series A, Rev., 5.63%,
              10/01/09.......................     1,200
  2,000     Series A, Rev., 5.75%,
              10/01/09.......................     2,172
            Central Arizona Water
              Conservation District, Central
              Arizona Project
  2,475     Rev., MBIA, 4.75%, 11/01/07......     2,487
  2,000     Series A, Rev., 5.40%,
              11/01/06.......................     2,035
  1,665     City of Casa Grande, Rev., AMBAC,
              5.00%, 04/01/14................     1,775
  5,000     City of Chandler, Capital
              Appreciation GO, FGIC, Zero
              Coupon, 07/01/07...............     4,755
            City of Mesa
  1,090     GO, FGIC, 5.38%, 07/01/14........     1,216

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $2,000     GO, FGIC, 5.75%, 07/01/09 (p)....  $  2,156
  3,000     City of Mesa, IDA, Discovery
              Health Systems, Series A, Rev.,
              MBIA, 5.63%, 01/01/10 (p)......     3,260
            City of Mesa, Street & Highway
  1,000     Rev., FSA, 5.00%, 07/01/12.......     1,079
  2,250     Rev., FSA, 5.30%, 07/01/09 (p)...     2,392
            City of Peoria
  1,000     GO, FGIC, 5.00%, 04/01/09........     1,040
    850     GO, FGIC, 5.40%, 04/01/09........       899
            City of Phoenix
  2,000     GO, 5.88%, 07/01/10 (p)..........     2,188
  1,000     Series A, GO, 5.40%, 07/01/07....     1,031
    160     City of Phoenix, IDA, Statewide
              Series A, Rev., AMT, GNMA/
              FNMA/FHLMC COLL, 5.35%,
              12/01/07.......................       163
  1,000     City of Phoenix, Street & Highway
              Rev., 6.50%, 02/06/06 (p)......     1,069
  2,500     City of Phoenix, Street &
              Highway, Capital Appreciation,
              Junior Lien Series A, Rev.,
              FGIC, Zero Coupon, 07/01/12
              (m)............................     1,945
            City of Scottsdale
  1,000     GO, 5.25%, 07/01/06..............     1,010
    655     GO, 5.25%, 07/01/11 (p)..........       716
  2,000     GO, 5.75%, 07/01/09 (p)..........     2,156
  2,500     City of Scottsdale, IDA,
              Scottsdale Memorial Hospital,
              Series A, Rev., AMBAC, 6.13%,
              09/01/07.......................     2,651
  1,065     City of Scottsdale, Street &
              Highway Rev., 5.50%,
              07/01/07.......................     1,099
  1,345     City of Scottsdale, Unrefunded
              Balance GO, 5.25%, 07/01/11....     1,465
    970     City of Tempe, Excise Tax Series
              A, Rev., 5.63%, 07/01/09.......     1,034
  3,000     City of Tempe, Union High School
              District No. 213, Project of
              1998 Series B, GO, FGIC, 5.13%,
              07/01/09 (p)...................     3,199
  1,000     City of Tuscon, Airport
              Authority, Inc. Rev., FSA,
              5.00%, 06/01/12................     1,072
  1,725     City of Tuscon, Street & Highway,
              Junior Lien Series 1994-E,
              Rev., FGIC, 5.50%, 07/01/10
              (p)............................     1,872
            Greater Arizona Development
              Authority
  1,000     Series A, Rev., MBIA, 5.00%,
              08/01/15.......................     1,063
  1,235     Series A, Rev., MBIA, 5.60%,
              08/01/08.......................     1,322



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 22

JPMORGAN ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,000     Maricopa County, Elementary
              School District No.
              1 -- Phoenix Elementary GO,
              MBIA, 5.50%, 07/01/07 (p)......  $  1,042
  1,000     Maricopa County, Elementary
              School District No. 3 -- Tempe
              Elementary, Project of 1997,
              Series E, GO, FGIC, 5.40%,
              07/01/09 (p)...................     1,076
  2,000     Maricopa County, Elementary
              School District No.
              28 -- Kyrene Elementary,
              Capital Appreciation Series C,
              GO, FGIC, Zero Coupon,
              01/01/11.......................     1,661
  1,215     Maricopa County, Elementary
              School District No.
              38 -- Madison Elementary,
              Project of 1995 Series B, GO,
              MBIA, 5.80%, 07/01/06 (p)......     1,242
  1,265     Maricopa County, Elementary
              School District No.
              38 -- Madison Elementary,
              Project of 2004 Series A, GO,
              MBIA, 5.00%, 07/01/15..........     1,358
  2,950     Maricopa County, IDA, Capital
              Appreciation, Series 1983A,
              Rev., Zero Coupon, 12/31/14 (m)
              (p)............................     2,038
  1,225     Maricopa County, Unified School
              District No. 4 -- Mesa, GO,
              FSA, 5.00%, 07/01/11...........     1,314
  1,720     Maricopa County, Unified School
              District No. 11 -- Peoria,
              Projects of 1996, Series D, GO,
              FGIC, 5.25%, 07/01/09 (p)......     1,841
    480     Maricopa County, Unified School
              District No. 11 -- Peoria,
              School Improvement, GO, FGIC,
              4.75%, 07/01/11 (p)............       509
  1,020     Maricopa County, Unified School
              District No. 11 -- Peoria,
              Unrefunded Balance, School
              Improvement, GO, FGIC, 4.75%,
              07/01/11.......................     1,069
            Maricopa County, Unified School
              District No. 69 -- Paradise
              Valley
  3,100     GO, AMBAC, 5.80%, 07/01/09 (m)...     3,341
  1,000     GO, MBIA, 6.35%, 07/01/10........     1,119
  1,000     Maricopa County, Unified School
              District No. 69 -- Paradise
              Valley, Certificates Ownership,
              Series A, GO, FGIC, 5.25%,
              07/01/14.......................     1,107

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,205     Mohave County, Elementary School
              District No. 16, GO, MBIA,
              5.25%, 07/01/07 (p)............  $  1,240
  2,050     Navajo County, Unified School
              District No. 10 Show Low,
              Series A, GO, FGIC, 5.13%,
              07/01/07 (p)...................     2,125
  1,500     Northern Arizona University, COP,
              AMBAC, 4.15%, 09/01/15.........     1,595
  1,000     Oro Valley, Municipal Property
              Corp., Municipal Water System
              Acquisition Canada Hills, Rev.,
              MBIA, 5.45%, 07/01/08 (p)......     1,061
  2,000     Phoenix Civic Improvement Corp.,
              Airport Improvement, Senior
              Lien Series B, Rev., 6.00%,
              02/06/06.......................     2,024
    320     Pima County, IDA Series A, Rev.,
              6.40%, 02/06/06................       323
     25     Series A, Rev., FHA/VA/PRIV MTGS/
              POOL INS, 7.63%, 02/06/06......        25
    120     Series B, Step Coupon, Rev., AMT,
              GNMA/FNMA/FHLMC COLL, 6.95%,
              05/01/07.......................       121
  1,500     Pima County, IDA, Healthpartners
              Series A, Rev., MBIA, 5.30%,
              04/01/07.......................     1,535
  1,560     Pima County, Unified School
              District No. 12 Sunnyside, GO,
              FSA, 5.00%, 07/01/14...........     1,697
  1,000     Salt River Project, Agricultural
              Improvement & Power District,
              Salt River Project, Series A,
              Rev., 6.00%, 01/01/07..........     1,027
            Show Low IDA, Navapache Regional
              Medical Center
  1,000     Series A, Rev., ACA, 5.13%,
              12/01/07.......................     1,028
  1,000     Series A, Rev., ACA, 5.50%,
              12/01/07.......................     1,038
  2,500     Surprise Municipal Property Corp.
              Rev., FGIC, 5.70%, 07/01/09
              (p)............................     2,713
  1,735     University Medical Center Corp.,
              Rev., GO OF UNIV, 5.00%,
              07/01/15.......................     1,812
            University of Arizona
    700     Series 8, COP, MBIA, 4.90%,
              08/01/09.......................       735
  1,365     Series A, COP, AMBAC, 5.00%,
              06/01/15.......................     1,453
  1,700     Series A, COP, AMBAC, 5.50%,
              06/01/12.......................     1,852
  1,000     Series B, COP, AMBAC, 5.00%,
              06/01/15.......................     1,059



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $1,100     Yavapai County, IDA, Yavapai
              Regional Medical Center, Series
              A, Rev., FSA, 5.13%,
              06/01/07.......................  $  1,145
  1,305     Yuma County, Elementary School
              District No. 1, GO, MBIA,
              5.25%, 07/01/07 (p)............     1,355
  3,000     Yuma County, IDA, Multi-Family
              Mortgage, Series A, Rev., AMT,
              GNMA COLL, 6.10%, 09/20/09.....     3,134
  1,000     Yuma County, IDA, Yuma Regional
              Medical Center, Rev., MBIA,
              5.50%, 08/01/07 (p)............     1,052
                                               --------
                                                131,710
                                               --------

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
New York (1.6%):
 $2,000     New York City, Series D, GO,
              FGIC-TCRS, 5.00%, 11/01/14.....  $  2,134
                                               --------
  Total Municipal Bonds
    (Cost $128,235)                             133,844
                                               --------
TOTAL INVESTMENTS (98.8%)
  (Cost $128,235)                               133,844
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)      1,631
                                               --------
NET ASSETS (100.0%)                            $135,475
                                               ========

------------
Percentages indicated are based on net assets.



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 24

JPMORGAN KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
LONG-TERM INVESTMENTS (98.3%):
MUNICIPAL BONDS (98.3%):
Arizona (0.7%):
 $1,000     Tucson & Prima Counties, IDA,
              Capital Appreciation, Series 1983
              A, Rev., UGRIC PRIV MTGS/POOL
              INS, Zero Coupon, 12/01/14 (p)...  $    695
                                                 --------
California (3.8%):
            San Marcos Public Facilities
              Authority, Custody Receipts
  1,990     Rev., Zero Coupon, 03/01/14 (p)....     1,436
  1,715     Rev., Zero Coupon, 01/01/19 (p)....       975
  2,850     Rev., Zero Coupon, 09/01/19 (p)....     1,574
                                                 --------
                                                    3,985
                                                 --------
Colorado (1.7%):
  2,600     El Paso County, Capital
              Appreciation Series A, Rev., Zero
              Coupon, 09/01/15 (p).............     1,733
                                                 --------
Kansas (1.7%):
  1,600     Kansas City, Single Family
              Municipal Multiplier, Series A,
              Rev., FHLMC COLL, Zero Coupon,
              12/01/14 (p).....................     1,115
  1,000     Saline County, Single Family, Rev.,
              Zero Coupon, 12/01/15 (p)........       666
                                                 --------
                                                    1,781
                                                 --------
Kentucky (81.3%):
  1,500     Berea College, Utility, Rev., AMT,
              5.90%, 06/01/07 (p)..............     1,565
  1,205     Boone & Florence Counties, Water
              Supply Systems, Rev., FGIC,
              4.00%, 12/01/08..................     1,225
            Boone County, School District
              Finance Corp., School Building
  1,740     Series B, Rev., 5.38%, 08/01/10....     1,873
  1,000     Series B, Rev., FSA, 5.38%,
              08/01/10.........................     1,075
  1,225     Christian County, Public Courthouse
              Corp., District Court Facility
              Project Rev., 5.10%, 11/01/10....     1,319
  1,010     City of Bowling Green, GO, 5.25%,
              06/01/10.........................     1,085
            City of Richmond, Water, Gas &
              Sewer
    100     Series A, Rev., MBIA, 5.00%,
              07/01/08.........................       105
    255     Series B, Rev., MBIA, 5.00%,
              07/01/08.........................       269
            Fayette County, School District
              Finance Corp.
  1,200     Rev., 5.25%, 09/15/09 (p)..........     1,287
  2,000     Rev., 5.38%, 09/15/09 (p)..........     2,154

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     Rev., 5.50%, 09/15/09 (p)..........  $  1,081
  1,645     Rev., 5.50%, 06/01/10 (p)..........     1,797
  1,255     Series A, Rev., 5.35%, 01/01/07
              (p)..............................     1,305
    450     Greater Kentucky Housing Assistance
              Corp., Mortgage, Multi-Family
              Housing, Section 8 Assisted,
              Series A, Rev., FHA, 5.90%,
              02/06/06.........................       451
  2,465     Hardin County, School District
              Finance Corp., Rev., 5.50%,
              02/01/10 (p).....................     2,681
  1,825     Jefferson County, Capital
              Appreciation Series B, GO, FSA,
              Zero Coupon, 08/15/06............     1,788
            Jefferson County, Capital Projects
    500     Rev., 6.38%, 12/01/07 (p)..........       528
  2,000     Series A, Rev., AMBAC, 5.50%,
              04/01/06 (p).....................     2,050
    930     Jefferson County, Health
              Facilities, Jewish Hospital
              Healthcare Services, Inc. Rev.,
              5.65%, 01/01/07..................       965
    400     Jefferson County, Louisville
              Medical Center, Rev., 5.00%,
              05/01/08.........................       411
            Jefferson County, School District
              Finance Corp.
  1,000     Series A, Rev., FSA, 5.00%,
              04/01/11.........................     1,064
  2,490     Series A, Rev., FSA, 5.25%,
              01/01/10.........................     2,669
  1,320     Series A, Rev., FSA, 5.25%,
              07/01/09.........................     1,402
  1,000     Series B, Rev., FSA, 5.25%,
              07/01/09.........................     1,062
  2,315     Junction City College, Centre
              College Project, Rev., 5.70%,
              04/01/07 (p).....................     2,428
            Kenton County Airport Board,
              Cincinnati/Northern Kentucky
  1,000     Series A, Rev., MBIA, 5.00%,
              03/01/07.........................     1,017
  1,000     Series A, Rev., MBIA, 5.00%,
              03/01/08.........................     1,028
  2,115     Series C, Rev., AMT, MBIA, 5.00%,
              03/01/11.........................     2,224
  1,000     Kentucky Asset Liability
              Commission, Project Notes, First
              Series, MBIA-IBC, Rev., 5.00%,
              02/01/07.........................     1,018
            Kentucky Economic Development
              Finance Authority, Catholic
              Health Initiatives
  1,100     Rev., 4.25%, 09/01/09..............     1,124
    425     Series A, Rev., 5.38%, 06/01/08....       443



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,245     Kentucky Economic Development
              Finance Authority, Mortgage South
              Center Nursing, Series A, Rev.,
              MBIA, FHA, 6.00%, 01/01/08.......  $  1,357
  1,000     Kentucky State Property & Buildings
              Commission, Project No. 63, Rev.,
              5.10%, 11/01/09 (p)..............     1,061
  2,000     Kentucky State Property & Buildings
              Commission, Project No. 64, Rev.,
              MBIA, 5.75%, 11/01/09 (p)........     2,168
            Kentucky State Property & Buildings
              Commission, Project No. 65
    715     Rev., 6.00%, 02/01/10 (p)..........       785
  1,500     Rev., FSA, 6.00%, 02/01/10 (p).....     1,646
  1,500     Kentucky State Property & Buildings
              Commission, Project No. 66,
              Series A, Rev., MBIA, 5.60%,
              05/01/10 (p).....................     1,630
  1,500     Kentucky State Property & Buildings
              Commission, Project No. 67, Rev.,
              5.13%, 09/01/10 (p)..............     1,607
  1,000     Kentucky State Property & Buildings
              Commission, Project No. 68, Rev.,
              5.75%, 10/01/10 (p)..............     1,099
  1,000     Kentucky State Property & Buildings
              Commission, Project No. 69 Series
              D, Rev., FSA, 5.50%, 08/01/10....     1,086
  1,000     Kentucky State Property & Buildings
              Commission, Project No. 71, Rev.,
              MBIA-IBC, 5.50%, 08/01/12........     1,106
  1,335     Kentucky State Property & Buildings
              Commission, Project No. 73, Rev.,
              5.25%, 11/01/11..................     1,446
  2,000     Kentucky State Property & Buildings
              Commission, Project No. 74, Rev.,
              FSA, 5.38%, 02/01/09.............     2,116
  1,175     Kentucky State Property & Buildings
              Commission, Project No. 84, Rev.,
              MBIA, 5.00%, 08/01/22............     1,300
  1,500     Kentucky State Property & Buildings
              Commission, Project No. 85, Rev.,
              FSA, 5.00%, 08/01/15.............     1,595

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,000     Kentucky State Turnpike Authority,
              Capital Appreciation
              Revitalization Rev., FGIC, Zero
              Coupon, 01/01/10.................  $    864
            Kentucky State Turnpike Authority,
              Resource Recovery
     55     Rev., 6.13%, 02/06/06 (p)..........        56
    190     Rev., 6.63%, 02/06/06 (p)..........       198
            Kentucky State Turnpike Authority,
              Revitalization Projects
  3,000     Rev., AMBAC, 5.50%, 07/01/08.......     3,155
  2,000     Rev., AMBAC, 5.50%, 07/01/09.......     2,138
  1,000     Rev., AMBAC, 6.50%, 07/01/08.......     1,075
  1,000     Series A, Rev., AMBAC, 5.50%,
              07/01/11.........................     1,097
     75     Kentucky State Turnpike Authority,
              Toll Road, Rev., 6.13%, 02/06/06
              (p)..............................        78
            Lexington-Fayette Urban County
              Government
  1,000     Series A, Rev., 5.00%, 07/01/11....     1,067
  1,120     Series D, GO, 5.00%, 12/01/09......     1,187
  1,500     Louisville & Jefferson County,
              Metropolitan Sewer District,
              Series A, Rev., FGIC, 5.50%,
              11/15/09.........................     1,619
            Louisville & Jefferson County,
              Regional Airport Authority
  1,000     Series A, Rev., FSA, 5.75%,
              07/01/11.........................     1,085
  1,420     Series A, Rev., MBIA, 6.00%,
              07/01/07.........................     1,491
  1,000     Louisville Regional Airport
              Authority, Rev., AMBAC, 5.00%,
              07/01/15.........................     1,044
            Louisville Waterworks Board, Water
              System
  1,115     Rev., FSA, 5.00%, 11/15/10.........     1,186
  1,000     Rev., FSA, 5.13%, 11/15/10.........     1,067
  2,090     McCracken County, Mercy Health
              Systems, Series A, Rev., MBIA,
              6.40%, 02/06/06 (m)..............     2,116
    700     Murray State University, Second
              Series, Series G, Rev., 5.60%,
              05/01/06.........................       705



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 26

JPMORGAN KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $1,260     Northern Kentucky University,
              Student Housing Facilities
              Project COP, AMBAC, 5.00%,
              12/01/09.........................  $  1,318
  1,060     Oldham County School District
              Finance Corp., Rev., MBIA, 5.00%,
              05/01/14.........................     1,140
                                                 --------
                                                   84,181
                                                 --------
Louisiana (4.1%):
    860     Louisiana Housing Finance Agency,
              Single Family Mortgage, Series
              A-1, Rev., GNMA/FNMA, 6.65%,
              12/01/07.........................       901
  1,000     Louisiana Public Facilities
              Authority, Custodial Receipts,
              Series B, Rev., Zero Coupon,
              12/01/19 (p).....................       539
  4,300     New Orleans Home Mortgage
              Authority, Compound Interest,
              Series A, Rev., MBIA VEREX, Zero
              Coupon, 10/01/15 (m) (p).........     2,863
                                                 --------
                                                    4,303
                                                 --------
Puerto Rico (2.1%):
  1,480     Commonwealth of Puerto Rico,
              Capital Appreciation, GO,
              MBIA-IBC, Zero Coupon, 07/01/17
              (m)..............................       914
  2,000     Puerto Rico Highway &
              Transportation Authority, Series
              A, Rev., AMBAC, Zero Coupon,
              07/01/17.........................     1,236
                                                 --------
                                                    2,150
                                                 --------
Texas (1.8%):
  1,000     Central Texas Housing Finance
              Corp., Single Family Mortgage,
              Rev., VA/ PRIV MTGS, Zero Coupon,
              09/01/16 (p).....................       634
  1,850     Port Arthur Housing Finance Corp.,
              Rev., Zero Coupon, 03/01/15
              (p)..............................     1,261
                                                 --------
                                                    1,895
                                                 --------

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION           VALUE
---------   -----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Virgin Islands $(1.1%):
 $1,065     Virgin Islands Public Finance
              Authority, Matching Fund Lien
              Note, Series A, Rev., 5.25%,
              10/01/14.........................  $  1,153
                                                 --------
  Total Municipal Bonds
    (Cost $95,774)                                101,876
                                                 --------
SHORT-TERM INVESTMENT (0.8%):
INVESTMENT COMPANY (0.8%):
    826     JPMorgan Tax Free Money Market Fund
              (b) (Cost $826)..................       826
                                                 --------
TOTAL INVESTMENTS (99.1%)
  (COST $96,600)                                  102,702
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)          883
                                                 --------
NET ASSETS (100.0%)                              $103,585
                                                 ========

------------
Percentages indicated are based on net assets.



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS (100.1%):
MUNICIPAL BONDS (100.1%):
Louisiana $(100.1%):
 $1,230     Ascension Parish, Gravity Drain,
              Sales & Use Tax, Series ST-96,
              Rev., FGIC, 5.50%, 12/01/06.....  $ 1,252
  1,000     Calcasieu Parish Public Trust
              Authority, Student Lease,
              McNeese Student Housing Project,
              Rev., MBIA, 5.38%, 05/01/11.....    1,069
  1,125     Calcasieu Parish School District
              No. 30 Ward 4, Public School
              Improvement GO, FSA, 5.00%,
              02/15/12........................    1,177
  1,815     City of New Orleans, Capital
              Appreciation, GO, AMBAC, Zero
              Coupon, 09/01/17................    1,010
    495     City of New Orleans, Home Mortgage
              Authority, SO, 6.25%, 01/15/11
              (p).............................      547
            City of New Orleans, Sewer Service
  1,370     Rev., FGIC, 4.50%, 06/01/09.......    1,406
  1,000     Rev., FGIC, 5.38%, 06/01/10.......    1,060
  1,000     Rev., MBIA, 5.00%, 06/01/08 (m)...    1,024
            City of Shreveport, Certificates
              of Indebtedness
  1,000     Series A, Rev., AMBAC, 5.00%,
              10/01/09........................    1,046
  1,000     Series A, Rev., AMBAC, 5.50%,
              10/01/09........................    1,075
     10     East Baton Rouge Parish, Mortgage
              Finance Authority, Series B,
              Rev., GNMA/FNMA, 5.30%,
              2/06/06.........................       10
  3,905     East Baton Rouge Parish, Public
              Improvement, Sales & Use Tax
              Series A, Rev., FGIC, 5.50%,
              02/01/09 (p)....................    4,186
     75     Iberia Home Mortgage Authority,
              Single Family Mortgage, Rev.,
              7.38%, 02/06/06.................       76
            Jefferson Parish School Board,
              Sales & Use Tax
  1,495     Rev., AMBAC, 5.50%, 03/01/09......    1,577
  2,070     Rev., FSA, Zero Coupon,
              09/01/09........................    1,787
  2,000     Rev., MBIA, 5.00%, 02/01/08.......    2,057
            Lafayette Parish, Public
              Improvement, Sales Tax
  1,000     Rev., MBIA, 5.00%, 03/01/15.......    1,046
  1,000     Series B, Rev., FGIC, 5.35%,
              03/01/09 (p)....................    1,073
  1,195     Series B, Rev., FGIC, 5.45%,
              03/01/09 (p)....................    1,286
  1,985     Series B, Rev., FGIC, 5.60%,
              03/01/09 (p)....................    2,145

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $1,500     Louisiana Energy & Power Authority
              Rev., FSA, 5.75%, 01/01/13......  $ 1,669
            Louisiana Housing Finance Agency,
              Single Family Mortgage
    145     Series B-1, Rev., GNMA/FNMA COLL,
              6.00%, 06/01/06.................      149
    565     Series B-2, AMT, Rev., GNMA/FNMA
              FHA/VA MTGS, 4.80%, 12/01/07....      566
     95     Series D-2, AMT, Rev., GNMA/FNMA
              COLL, 6.10%, 12/01/06...........       97
  3,000     Louisiana Local Government
              Environmental Facilities &
              Community Development Authority,
              Capital Projects & Equipment
              Acquisition, Rev., AMBAC, 5.25%,
              12/01/18........................    3,252
            Louisiana Office Facilities Corp.,
              Capital Complex Program
  2,055     Rev., AMBAC, 5.50%, 05/01/11......    2,230
  1,650     Series A, Rev., MBIA, 5.13%,
              03/01/09........................    1,736
  1,000     Series A, Rev., MBIA, 5.38%,
              03/01/09........................    1,059
  3,220     Series A, Rev., MBIA, 5.50%,
              03/01/09........................    3,430
  1,000     Louisiana Offshore Terminal
              Authority, Loop LLC Project,
              Rev., Adj., 4.37%, 10/01/20.....    1,006
     35     Louisiana Public Facilities
              Authority, Alton Ochsner Medical
              Foundation Project, Series B,
              Rev., MBIA, 5.75%, 02/06/06
              (p).............................       37
  7,000     Louisiana Public Facilities
              Authority, Custodial Receipts,
              Series B, Rev., Zero Coupon,
              12/01/19 (p)....................    3,773
  8,000     Louisiana Public Facilities
              Authority, Custodial Receipts,
              Multi-Family Carriage, Series A,
              Rev., Zero Coupon, 02/01/20 (m)
              (p).............................    4,280
  2,495     Louisiana Public Facilities
              Authority, Department of Public
              Safety, Rev., FSA, 5.50%,
              08/01/18........................    2,705
  1,000     Louisiana Public Facilities
              Authority, Dillard University
              Project, Rev., AMBAC, 5.00%,
              02/01/08........................    1,046
  1,475     Louisiana Public Facilities
              Authority, Hospital, Franciscan
              Missionaries Series A, Rev.,
              FSA, 5.50%, 07/01/12............    1,617



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 28

JPMORGAN LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $  275     Louisiana Public Facilities
              Authority, Hospital, Pendleton
              Memorial Methodist, Rev., 5.00%,
              06/01/08 (p)....................  $   283
  2,025     Louisiana Public Facilities
              Authority, Loyola University
              Project, Rev., MBIA, 5.63%,
              10/01/07........................    2,129
  1,605     Louisiana Public Facilities
              Authority, Tulane University of
              Louisiana, Rev., AMBAC, 5.75%,
              10/01/06 (p)....................    1,666
            Louisiana Public Facilities
              Authority, Women's Hospital
              Foundation Project
  1,000     Rev., FGIC, 5.00%, 04/01/15.......    1,047
    500     Rev., FSA, 6.00%, 10/01/10 (p)....      554
  2,000     Louisiana Public Facilities
              Authority, Xavier University of
              Louisiana Project Rev., MBIA,
              5.13%, 09/01/07.................    2,078
  1,650     Louisiana Stadium & Exposition
              District Series A, Rev., FGIC,
              5.65%, 02/06/06.................    1,667
  1,000     Louisiana Stadium & Exposition
              District, Hotel Occupancy Tax &
              Stadium Series B, Rev., FGIC,
              5.25%, 07/01/09.................    1,049
  1,300     Louisiana State Military
              Department, Custody Receipts,
              COP, 5.25%, 09/01/08............    1,342
  1,580     Louisiana State University &
              Agricultural & Mechanical
              College Rev., MBIA, 6.00%,
              07/01/06 (p)....................    1,629
  1,000     Orleans Parish Parishwide School
              District, Series A, GO, FGIC,
              5.13%, 03/01/08.................    1,020
    250     Orleans Parish School Board, GO,
              FGIC, 5.30%, 02/06/06...........      250
    555     Orleans Parish School Board,
              Public School, Capital
              Refinancing, Rev., MBIA, 6.00%,
              06/01/09........................      596
  1,000     Ouachita Parish Hospital Service
              District 1, Glenwood Regional
              Medical Center, Rev., FSA,
              5.70%, 05/15/10.................    1,073

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
            Port New Orleans Board of
              Commissioners
 $1,000     Rev., AMBAC, 5.50%, 04/01/10......  $ 1,061
  1,675     Rev., AMBAC, 5.63%, 04/01/11......    1,762
  1,000     South Port Commission, Cargill,
              Inc. Project, Rev., 5.85%,
              04/01/07........................    1,031
  1,000     St. Charles Parish, Public
              Improvement Rev., MBIA, 4.25%,
              11/01/09........................    1,023
  1,215     St. Charles Parish, School
              District 1 GO, FGIC, 5.00%,
              03/01/09........................    1,267
    775     St. Tammany Parish, Public Trust
              Financing Authority, Christwood
              Project, Rev., 5.25%, 11/15/08
              (i).............................      789
            St. Tammany Parish, School
              District No. 12
  1,000     GO, FSA, 4.00%, 04/01/09..........    1,013
    485     GO, MBIA, 5.00%, 03/01/15.........      520
            State of Louisiana
  1,500     Series A, GO, FGIC, 5.25%,
              11/15/10 (p)....................    1,619
  1,000     Series A, GO, FGIC, 5.50%,
              05/15/11........................    1,078
    500     Series A, GO, MBIA, 5.70%,
              08/01/08........................      528
  2,875     Series A, GO, MBIA, 5.80%,
              08/01/10........................    3,147
    250     Series B, GO, MBIA, 5.60%,
              08/01/08........................      263
  3,500     Series B, GO, MBIA, 5.63%,
              08/01/13........................    3,912
  1,085     Tangipahoa Parish, School Board,
              Rev., AMBAC, 5.50%, 03/01/11....    1,164
                                                -------
  Total Municipal Bonds
    (Cost $85,607)                               91,121
                                                -------
TOTAL INVESTMENTS (100.1%)
  (COST $85,607)                                 91,121
LIABILITIES IN EXCESS OF OTHER ASSETS ((0.1)%)     (90)
                                                -------
NET ASSETS (100.0%)                             $91,031
                                                =======

------------
Percentages indicated are based on net assets.



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENT (99.0%):
MUNICIPAL BONDS (99.0%):
Colorado (0.6%):
 $3,000     E-470 Public Highway Authority
              Series B, Rev., MBIA, Zero
              Coupon, 09/01/19...............  $  1,617
                                               --------
Florida (0.7%):
  2,000     Miami-Dade County, Aviation,
              Miami International Airport,
              Series B, Rev., AMT, XLCA,
              5.00%, 10/01/15................     2,091
                                               --------
Massachusetts (0.4%):
  1,000     Commonwealth of Massachusetts,
              Consolidated Lien, Series A,
              GO, FSA, 5.00%, 03/01/15.......     1,066
                                               --------
Michigan (94.7%):
  1,625     Brighton Township Sanitation
              Sewer Drainage District, GO,
              FSA, 5.25%, 04/01/09...........     1,707
            Caledonia Community Schools
  2,300     GO, MBIA Q-SBLF, 5.00%,
              05/01/15.......................     2,454
  4,500     GO, MBIA Q-SBLF, 5.85%, 05/01/07
              (m) (p)........................     4,651
  1,475     GO, Q-SBLF, 5.75%, 05/01/10 (p)..     1,611
  1,250     Central Motcalm Public Schools,
              GO, MBIA Q-SBLF, 5.90%,
              05/01/09 (p)...................     1,349
            Charles Stewart Mott Community
              College, Building & Improvement
  1,380     GO, FGIC, 5.40%, 05/01/10 (p)....     1,488
  1,775     GO, FGIC, 5.50%, 05/01/10 (p)....     1,921
  1,675     Charles Stewart Mott Community
              College, Community College
              Facilities, GO, MBIA, 5.00%,
              05/01/15.......................     1,787
  1,235     Charlevoix Public School
              District, GO, FSA, 5.75%,
              05/01/09 (p)...................     1,327
  1,150     Charlotte Public School District,
              GO, Q-SBLF, 5.25%, 05/01/09
              (p)............................     1,218
  3,075     Chelsea Economic Development
              Corp., United Methodist
              Retirement Rev., 5.40%,
              11/15/08.......................     3,094
  1,730     Chippewa County, Hospital Finance
              Authority, Series B, Rev.,
              5.63%, 11/01/07................     1,754
  2,500     Chippewa Hills School District,
              GO, FGIC Q-SBLF, 5.30%,
              05/01/09 (p)...................     2,651

 SHARES
   OR
PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENT, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,000     Chippewa Valley School District,
              GO, Q-SBLF, 5.00%, 05/01/10....  $  1,062
  2,500     City of Battle Creek, Tax
              Allocation MBIA, 5.00%,
              05/01/08.......................     2,582
            City of Detroit
  2,570     Series A, GO, FSA, 5.25%,
              04/01/09.......................     2,726
  1,500     Series A-1, GO, MBIA, 5.38%,
              10/01/11.......................     1,624
  3,850     City of Detroit, Local
              Development Finance Authority,
              Tax Increment Series A, 5.38%,
              05/01/07.......................     3,927
            City of Detroit, Sewer, Capital
              Appreciation
  5,000     Series A, Rev., FGIC, Zero
              Coupon, 07/01/13...............     3,704
  1,500     Series A, Rev., FGIC, Zero
              Coupon, 07/01/17...............       910
  2,000     City of Detroit, Sewer Disposal
              Series B, Rev., MBIA, 6.00%,
              07/01/10.......................     2,205
  1,800     City of Detroit, Wayne County
              Stadium Authority, Rev., FGIC,
              5.50%, 02/01/07................     1,875
  3,000     City of Grand Haven, Electric,
              Rev., MBIA, 5.25%, 07/01/08....     3,137
  1,500     City of Grand Rapids, Water
              Supply Rev., FGIC, 5.75%,
              01/01/11.......................     1,641
  1,000     City of Port Huron, Series A, GO,
              MBIA, 5.25%, 10/01/08..........     1,054
  1,500     City of Wyandotte, Electric,
              Rev., MBIA, 4.00%, 10/01/08....     1,528
            Clarkston Community Schools
  4,090     GO, AMBAC Q-SBLF, 5.00%, 05/01/08
              (m)............................     4,228
  2,580     GO, AMBAC Q-SBLF, 5.05%,
              05/01/08.......................     2,668
  3,250     Dearborn Economic Development
              Corp., Oakwood Obligation Group
              Series A, Rev., FGIC, 5.60%,
              02/06/06.......................     3,321
  2,075     East Grand Rapids Public School
              District, GO, FSA Q-SBLF,
              5.00%, 05/01/14................     2,212
            East Lansing School District,
              School Building & Site
  1,000     GO, Q-SBLF, 5.40%, 05/01/10 (p)..     1,078
  2,580     GO, Q-SBLF, 5.75%, 05/01/10 (p)..     2,818



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 30

JPMORGAN MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENT, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,645     Ecorse Public School District,
              GO, FGIC Q-SBLF, 5.50%,
              05/01/08 (p)...................  $  1,742
  1,105     Emmet County Building Authority,
              GO, AMBAC,, 5.00%, 05/01/13....     1,185
  4,675     Farmington Public School
              District, GO, Q-SBLF, 5.10%,
              05/01/07 (p)...................     4,786
            Ferris State University
  2,500     Rev., AMBAC, 5.75%, 04/01/07 (m)
              (p)............................     2,600
  3,500     Rev., AMBAC, 5.85%, 04/01/07
              (p)............................     3,644
  1,000     Fitzgerald Public School
              District, School Building &
              Site, Series B, Rev., GO,
              AMBAC, 5.00%, 11/01/14.........     1,057
  2,000     Forest Hills Public Schools, GO,
              5.25%, 05/01/10 (p)............     2,145
  1,000     Grand Blanc Community Schools,
              GO, FSA Q-SBLF, 5.00%,
              05/01/14.......................     1,078
  1,060     Grand Ledge Public Schools
              District GO, FGIC Q-SBLF,
              5.00%, 05/01/15................     1,127
  1,370     Grand Rapids Building Authority,
              GO, AMBAC, 5.75%, 08/01/10.....     1,494
  2,000     Harper Creek Community School
              District, GO, Q-SBLF, 5.50%,
              05/01/11 (p)...................     2,190
  2,660     Hartland Consolidated School
              District GO, Q-SBLF, 5.38%,
              05/01/11.......................     2,863
  1,515     Healthsource Saginaw, Inc., GO,
              MBIA, 5.00%, 05/01/15..........     1,616
  1,600     Howell Public Schools, School
              Building & Site, GO, Q-SBLF,
              5.00%, 11/01/13................     1,722
  1,000     Huron Valley School District, GO,
              FGIC Q-SBLF, 5.88%, 05/01/07
              (p)............................     1,034
            Jackson Capital Appreciation
              Downtown Development
  1,620     GO, FSA, Zero Coupon, 06/01/16...     1,034
  1,710     GO, FSA, Zero Coupon, 06/01/17...     1,039
  2,060     GO, FSA, Zero Coupon, 06/01/18...     1,192
  1,200     GO, FSA, Zero Coupon, 06/01/19...       660
            Jackson Public Schools
  1,130     GO, FGIC Q-SBLF, 5.60%, 05/01/10
              (p)............................     1,228
  1,405     GO, FGIC Q-SBLF, 5.65%, 05/01/10
              (p)............................     1,529

 SHARES
   OR
PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENT, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,620     Jackson Public Schools, Building
              & Site GO, FGIC Q-SBLF, 5.00%,
              05/01/14.......................  $  1,727
  1,390     Jenison Public Schools, GO, FGIC,
              5.25%, 05/01/15................     1,537
  1,790     Lake Orion Community School
              District Series A, GO, FGIC
              Q-SBLF, 5.75%, 05/01/10 (p)....     1,955
  1,490     Lansing Community College, GO,
              FGIC, 4.00%, 05/01/08..........     1,512
  1,250     Lansing Community College,
              Building & Site, GO, MBIA,
              5.00%, 05/01/13................     1,333
  1,000     Lincoln Park School District, GO,
              FGIC Q-SBLF, 5.00%, 05/01/07...     1,019
  1,330     Livingston County, Building
              Authority GO, 5.80%,
              07/01/08.......................     1,382
            Lowell Area Schools, Capital
              Appreciation
  5,000     GO, FGIC Q-SBLF, Zero Coupon,
              05/01/14.......................     3,548
  1,425     GO, FGIC Q-SBLF, Zero Coupon,
              05/01/16.......................       914
  1,670     Madison District Public Schools,
              GO, FGIC Q-SBLF, 5.13%,
              05/01/09 (p)...................     1,762
  1,155     Michigan Higher Education
              Facilities Authority, Calvin
              College Project, Limited
              Obligation, Rev., GO OF INSTN,
              5.50%, 12/01/10 (i)............     1,227
  1,240     Michigan Higher Education
              Facilities Authority, Kettering
              University, Limited Obligation,
              Rev., AMBAC, GO OF UNIV, 5.50%,
              09/01/11.......................     1,349
            Michigan Higher Education Student
              Loan Authority
  1,200     Series XII-T, Rev., AMT, AMBAC,
              5.30%, 09/01/10................     1,265
  1,000     Series XVII-A, Rev., AMT, Adj.,
              AMBAC, 5.75%, 06/01/06.........     1,025
  1,500     Series XVII-F, Rev., AMT, AMBAC,
              4.20%, 03/01/09................     1,517
            Michigan Municipal Bond
              Authority, Clean Water
              Revolving Fund
  3,250     Rev., 5.50%, 10/01/09 (p)........     3,517
  1,000     Rev., 5.75%, 10/01/09 (p)........     1,091
  2,500     Rev., 5.88%, 10/01/10 (p)........     2,784



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENT, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
            Michigan Municipal Bond
              Authority, Drinking Water
              Revolving Fund
 $1,250     Rev., 5.00%, 10/01/14............  $  1,343
  2,500     Rev., 5.50%, 10/01/09 (p)........     2,705
            Michigan Municipal Bond
              Authority, Local Government
              Lien Program
  1,055     Series 4-A, Rev., AMBAC, 5.00%,
              05/01/14.......................     1,132
  1,500     Series A, Rev., FGIC, 6.00%,
              02/06/06.......................     1,518
  4,250     Michigan Municipal Bond
              Authority, School Loans, Rev.,
              5.25%, 12/01/08 (p)............     4,517
  1,570     Michigan Public Power Agency,
              Campbell Project, Series A,
              Rev., AMBAC, 4.00%, 01/01/10...     1,603
  1,245     Michigan Public Power Agency,
              Combuston Turbine No. 1 Project
              Series A, Rev., AMBAC, 5.25%,
              01/01/12.......................     1,350
            Michigan State Building
              Authority, Facilities Program
  2,675     Series I, Rev., 5.25%,
              10/15/09.......................     2,833
  1,250     Series I, Rev., FSA, 5.25%,
              10/15/13.......................     1,363
  1,500     Michigan State Hospital Finance
              Authority, Rev., MBIA, 5.00%,
              05/15/15.......................     1,591
            Michigan State Hospital Finance
              Authority, Mercy Health
              Services
  1,000     Series R, Rev., AMBAC, 5.38%,
              08/15/06 (p)...................     1,023
  3,795     Series U, Rev, 5.63%, 08/15/07
              (m) (p)........................     3,967
  6,875     Series W, Rev., FSA, 5.25%,
              08/15/07 (p)...................     7,143
  2,590     Michigan State Hospital Finance
              Authority, Port Huron Hospital
              Obligations, Rev., FSA, 5.38%,
              02/06/06.......................     2,646
            Michigan State Housing
              Development Authority
  1,310     Series A, Rev, GNMA COLL, 4.10%,
              12/20/14.......................     1,285
  1,880     Series A, Rev, GNMA COLL, 4.60%,
              12/20/14.......................     1,851
            Michigan State Trunk Line
  1,000     Rev., FSA, 5.25%, 11/01/20.......     1,130
  1,340     Series A, Rev., 5.00%,
              11/01/08.......................     1,399

 SHARES
   OR
PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENT, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,170     Michigan Strategic Fund, Detroit
              Pollution Fund, Series BB,
              Rev., AMBAC, 7.00%, 05/01/21...  $  1,527
  2,750     Mount Pleasant School District,
              GO, AMBAC Q-SBLF, 5.30%,
              05/01/08 (p)...................     2,874
  1,210     Newaygo Public Schools, GO, MBIA
              Q-SBLF, 5.00%, 05/01/15........     1,282
    915     Northwestern Michigan College,
              Improvement, GO, FGIC, 5.60%,
              10/01/09 (p)...................       985
    150     Northwestern Michigan College,
              Unrefunded Balance, GO, FGIC,
              5.60%, 10/01/09................       161
  2,050     Oakland County Economic
              Development Corp., Rev., LOC:
              First of America Bank, 5.63%,
              06/01/07 (p)...................     2,156
  2,500     Oakland County Economic
              Development Corp., Cranbrook
              Educational Community, Rev.,
              5.00%, 11/01/08................     2,616
  1,670     Oakland University, Rev., AMBAC,
              5.25%, 05/15/14................     1,812
  1,000     Otsego Public School District,
              School Building & Site, GO, FSA
              Q-SBLF, 5.00%, 05/01/14........     1,058
  1,200     Paw Paw Public School District,
              GO, FGIC Q-SBLF, 6.50%,
              05/01/09.......................     1,282
  1,680     Pellston Public School District,
              Capital Appreciation, GO, FSA
              Q-SBLF, Zero Coupon, 05/01/07
              (p)............................       560
  1,910     Pinckney Community Schools, GO,
              FSA Q-SBLF, 5.00%, 05/01/14....     2,030
            Rochester Community School
              District
  1,000     GO, MBIA Q-SBLF, 5.00%,
              05/01/19.......................     1,087
  7,315     GO, MBIA Q-SBLF, 5.25%, 05/01/07
              (p)............................     7,503
  7,015     GO, MBIA Q-SBLF, 5.30%, 05/01/07
              (p)............................     7,200
  1,000     Rockford Public School District,
              GO, FSA Q-SBLF, 5.00%,
              05/01/15.......................     1,067
            South Lyon Community Schools,
              School Building & Site
  1,375     GO, FGIC, 5.25%, 11/01/12........     1,485
  1,935     Series II, GO, FGIC Q-SBLF,
              5.00%, 05/01/15................     2,058



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 32

JPMORGAN MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENT, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $2,675     South Macomb Disposal Authority
              Rev., AMBAC, 5.38%, 09/01/10...  $  2,872
  1,500     South Redford School District,
              School Building & Site, GO,
              MBIA Q-SBLF, 5.00%, 05/01/15...     1,595
            Southfield Library Building
              Authority
  3,010     GO, MBIA, 5.00%, 05/01/15........     3,214
  1,175     GO, MBIA, 5.30%, 05/01/10 (p)....     1,262
  3,100     Southfield Public Schools, School
              Building & Site, Series B, GO,
              FSA Q-SBLF, 5.13%, 05/01/14....     3,337
  2,085     Southgate Community School
              District GO, FGIC Q-SBLF,
              5.00%, 05/01/09 (p)............     2,192
  1,765     St. John's Public School, GO,
              FGIC Q-SBLF, 5.00%, 05/01/08...     1,823
            State of Michigan
  1,490     GO, 5.25%, 12/01/11..............     1,624
  1,000     Rev., FSA, 5.25%, 05/15/21.......     1,130
  2,000     State of Michigan, Partnership
              Certificates, COP, AMBAC,
              5.50%, 06/01/10................     2,167
  1,450     Tawas City Hospital Finance
              Authority, St. Joseph Asset
              Guaranty, Rev., RADIAN-IBC,
              5.60%, 02/15/08 (p)............     1,522
  1,030     Tecumseh Public Schools, GO, Q-
              SBLF, 5.40%, 05/01/10 (p)......     1,111
            University of Michigan, Hospital
  1,000     Rev., 5.00%, 12/01/10............     1,060
  6,000     Series A-1, Rev., 5.25%,
              06/01/08.......................     6,263
  2,000     Walled Lake Consolidated School
              District, GO, Q-SBLF, 5.25%,
              05/01/11.......................     2,136
  3,040     Wayland Union School District,
              GO, FGIC Q-SBLF, 5.10%,
              05/01/07.......................     3,107
            Wayne County, Charter Airport
  1,275     Series B, Rev., MBIA, 5.25%,
              12/01/08.......................     1,340
  1,500     Series D, Rev., FGIC, 5.25%,
              12/01/09.......................     1,583
  1,175     Wayne County, Sewer, Series B,
              GO, MBIA, 5.13%, 11/01/09......     1,238
            Wayne State University
  2,000     Rev., FGIC, 5.25%, 11/15/09......     2,134
  2,000     Rev., FGIC, 5.38%, 11/15/09......     2,150

 SHARES
   OR
PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   ---------------------------------  --------
LONG-TERM INVESTMENT, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $  215     Wayne State University,
              Unrefunded Balance, Rev.,
              AMBAC, 5.50%, 02/06/06.........  $    215
  2,015     West Bloomfield School District,
              GO, FSA, 5.00%, 05/01/15.......     2,143
  1,000     Western Michigan University,
              Rev., MBIA, 5.00%, 11/15/13....     1,068
  1,000     Willow Run Community Schools, GO,
              FSA Q-SBLF, 5.00%, 05/01/15....     1,067
  1,000     Zeeland Public Schools, GO, FGIC,
              5.00%, 05/01/15................     1,064
                                               --------
                                                268,300
                                               --------
Puerto Rico (1.2%):
            Commonwealth of Puerto Rico
    880     GO, 5.75%, 07/01/07..............       923
  2,195     GO, MBIA, 6.25%, 07/01/12........     2,531
                                               --------
                                                  3,454
                                               --------
Texas (0.9%):
  1,500     City of San Antonio, Water, Rev.,
              MBIA, 5.00%, 05/15/15..........     1,593
  1,000     Conroe Independent School
              District, Schoolhouse, Series
              C, GO, PSF-GTD, 5.00%,
              02/15/15.......................     1,065
                                               --------
                                                  2,658
                                               --------
Washington (0.5%):
  1,500     City of Seattle, Water Systems,
              Rev., MBIA, 5.00%, 09/01/15....     1,592
                                               --------
                        Total Municipal Bonds
                              (Cost $267,097)   280,778
                                               --------
SHORT-TERM INVESTMENT (0.5%):
INVESTMENT COMPANY (0.5%):
  1,329     JPMorgan Tax Free Money Market
              (b) (Cost $1,329)..............     1,329
                                               --------
TOTAL INVESTMENTS (99.5%)
  (Cost $268,426)                               282,107
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)      1,312
                                               --------
NET ASSETS (100.0%)                            $283,419
                                               ========

------------
Percentages indicated are based on net assets.



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS (99.8%):
MUNICIPAL BONDS (99.8%):
Alabama (1.0%):
            Alabama 21st Century Authority,
              Tobacco Settlement
 $ 1,020    Rev., 5.50%, 12/01/10..........  $    1,080
   1,790    Rev., 5.75%, 06/01/10..........       1,914
   2,000    Rev., 5.75%, 12/01/11..........       2,104
   2,290    Rev., 5.85%, 06/01/10..........       2,448
   3,365    Alabama Public School & College
              Authority, Capital
              Improvement Rev., 5.25%,
              11/01/08.....................       3,570
                                             ----------
                                                 11,116
                                             ----------
Alaska (2.9%):
  12,940    Alaska Housing Finance Corp.,
              Capital Appreciation, General
              Mortgage, Series A, Rev.,
              MBIA, Zero Coupon,
              06/01/07.....................       6,492
            Alaska Student Loan Corp.
   2,750    Series A, Rev., AMT, AMBAC,
              5.75%, 07/01/07..............       2,832
   1,870    Series A, Rev., AMT, AMBAC,
              6.20%, 07/01/06..............       1,895
   4,500    Series A, Rev., GTD STD LNS,
              5.00%, 06/01/11..............       4,766
            City of North Slope Boro
   2,700    Series A, GO, MBIA, Zero
              Coupon, 06/30/08.............       2,470
   1,000    Series A, GO, MBIA, Zero
              Coupon, 06/30/10.............         842
   6,350    Series A, GO, MBIA, Zero
              Coupon, 06/30/13.............       4,691
   2,000    City of North Slope Boro,
              Capital Appreciation, Series
              B, GO, MBIA, Zero Coupon,
              06/30/09.....................       1,761
   4,805    Four Dam Pool Power Agency,
              Electrical, Rev., LOC: Dexia
              Credit Local, 5.00%,
              07/01/14.....................       4,964
   2,525    Matanuska-Susitna Boro Series
              D, GO, AMBAC, 5.00%,
              04/01/10.....................       2,679
                                             ----------
                                                 33,392
                                             ----------
Arizona (2.3%):
     950    Arizona Housing Finance
              Authority Series 2A, Rev.,
              Adj., GNMA COLL, 5.63%,
              07/01/12.....................         963
   5,000    Arizona State University Series
              II-R-174, Rev., Adj., FSA,
              6.86%, 07/01/09 (m)..........       5,616
   5,000    Chandler IDA, Intel Corp.
              Project Rev., Adj., 4.38%,
              12/01/10.....................       5,123

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 1,865    City of Phoenix, IDA, Single
              Family Mortgage, Series
              2002-2, Rev., Adj.,
              GNMA/FNMA/FHLMC, 5.95%,
              09/01/12.....................  $    1,881
   2,140    Gila County, COP, 6.40%,
              06/01/14 (i).................       2,261
   1,000    Gila County, IDA, Cobre Valley
              Community Hospital, Rev.,
              ACA, 6.00%, 12/01/10.........       1,074
   1,915    Maricopa County, IDA, Single
              Family Mortgage, Series 2B,
              Rev., Adj., GNMA/FNMA/ FHLMC,
              5.95%, 09/01/12..............       1,932
   1,385    Maricopa County, IDA,
              Multi-Family Housing, Coral
              Point Apartments Project,
              Series B, Rev., Adj., 5.10%,
              03/01/06.....................       1,398
            Phoenix Civic Improvement
              Corp., Junior Lien
   1,000    Rev., AMT, FGIC, 5.50%,
              07/01/07.....................       1,024
   2,500    Rev., AMT, FGIC, 5.63%,
              07/01/07.....................       2,565
     555    Pima County, IDA, Single Family
              Mortgage, Series A-1, Rev.,
              GNMA/FNMA/FHLMC, 5.00%,
              11/01/10.....................         567
   1,695    Tucson & Prima Counties, IDA,
              Single Family Mortgage Series
              1A, Rev., Adj., GNMA COLL,
              5.63%, 07/01/12..............       1,707
            Tucson & Prima County, IDA,
              Single Family Mortgage,
              Mortgage Backed Securities
              Program
     160    Series 1A, Rev., GNMA/FNMA,
              5.70%, 01/01/10..............         161
     105    Series 1A, Rev., GNMA/FNMA,
              6.10%, 01/01/10..............         106
                                             ----------
                                                 26,378
                                             ----------
Arkansas (0.1%):
     205    Arkansas Development Finance
              Authority, Compound Accretion
              Series 1, Rev., Zero Coupon,
              04/02/06.....................         133
     950    Arkansas Development Finance
              Authority, Mortgage Backed
              Securities Program, Series E,
              Rev., AMT, GNMA/FNMA, 4.75%,
              07/01/09.....................         953



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 34

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Arkansas, continued:
 $    42    Drew County, Public Facilities
              Board, Single Family Housing
              Series A-2, Rev., FNMA COLL,
              7.90%, 02/06/06..............  $       42
       7    Drew County, Public Facilities
              Board, Single Family Housing,
              Privately Insured Mortgage
              Loans Series B, Rev., VEREX,
              7.75%, 02/06/06..............           7
      53    Jacksonville Residential
              Housing Facilities Board,
              Single Family Mortgage,
              Series A-2, Rev., FNMA COLL,
              7.90%, 02/06/06..............          53
      78    Lonoke County Residential
              Housing Facilities Board,
              Single Family Mortgage,
              Series A-2, Rev., FNMA COLL,
              7.90%, 04/01/11..............          80
      44    Stuttgart Public Facilities
              Board, Single Family
              Mortgage, Series A, Class
              A-2, Rev., FNMA COLL, 7.90%,
              02/06/06.....................          45
                                             ----------
                                                  1,313
                                             ----------
California (3.1%):
     255    California Rural Home Mortgage
              Finance Authority, Single
              Family Mortgage, Mortgage
              Backed Securities Program
              Series A, Rev., GNMA/FNMA,
              5.00%, 06/01/11..............         256
   4,960    California Statewide
              Communities Development
              Authority, Poinsettia
              Apartments, Series B, Rev.,
              Adj.,LIQ: FNMA, 4.75%,
              06/15/31.....................       5,132
     145    Redondo Beach, Redevelopment
              Agency, Residential Mortgage
              Series B, Rev., 6.25%,
              02/06/06 (i).................         143
            State of California
   5,000    GO, 5.00%, 03/01/16............       5,273
  10,000    GO, 5.00%, 08/01/15............      10,590
   1,375    Series BT, AMT, GO, 5.38%,
              02/06/06.....................       1,391
   5,000    Series II-R-190, GO, Adj.,
              XLCA-ICR, 8.37%, 02/01/15....       6,556

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
California, continued:
 $ 3,415    GO, Adj., 5.00%, 06/01/13......  $    3,674
   2,960    Turlock Irrigation District,
              Series A, Rev., MBIA, 5.00%,
              01/01/13.....................       3,178
                                             ----------
                                                 36,193
                                             ----------
Colorado (7.5%):
   2,300    Arapahoe County, Single Family
              Mortgage, Rev., IMI, Zero
              Coupon, 09/01/10 (p).........       1,930
   1,920    City of Aurora, McKesson Corp.
              Project, Series A, Rev., Adj,
              5.38%, 02/06/06..............       1,921
   5,030    City of Aurora, Single Family
              Mortgage, Series A-2, Rev.,
              Zero Coupon, 03/01/13 (p)....       2,838
   2,500    City of Englewood, Multi-Family
              Housing, Marks Apartments
              Project, Rev., 6.65%,
              12/01/06.....................       2,575
   1,000    City of Erie, Water Enterprise,
              Rev., ACA, 5.13%, 12/01/08...       1,033
     865    Colorado Health Facilities
              Authority, First Mortgage,
              Christian Living Series A,
              Rev., 6.40%, 01/01/07 (i)....         889
   1,445    Colorado Housing & Facilities
              Finance Authority, Capital
              Appreciation, Single Family
              Program, Series C-1, AMT,
              Rev., Zero Coupon,
              05/01/08.....................         389
            Colorado Housing & Facilities
              Finance Authority,
              Multi-Family Project
     680    Series C-3, Class I, AMT, Rev.,
              4.45%, 04/01/11..............         691
   1,030    Series C-3, Class I, AMT, Rev.,
              4.55%, 10/01/12..............       1,048
   1,020    Series C-3, Class I, AMT, Rev.,
              4.65%, 10/01/12..............       1,040
            Colorado Housing & Facilities
              Finance Authority, Single
              Family Program
     370    Series B-2, Rev., MBIA-IBC,
              6.80%, 04/01/09..............         377
   1,320    Series C-2, Rev., FHA, AMT,
              7.05%, 10/01/09..............       1,400
   2,500    Countrydale Metropolitan
              District GO, Adj., LOC:
              Compass Bank, 3.50%,
              12/01/07.....................       2,484



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
            Denver City & County
 $ 4,990    Series ROL II-R-98-A, Rev.,
              Adj., FSA, 7.32%, 05/15/09
              (m)..........................  $    5,717
  19,000    Series A, Rev., AMBAC, 6.00%,
              11/15/10.....................      20,801
   3,000    Series B, Rev., AMT, AMBAC,
              5.63%, 06/01/15..............       3,170
            Denver City & County, Capital
              Appreciation, Single Family
              Mortgage
   1,000    Series A, Rev., MGIC, Zero
              Coupon, 07/01/08.............         793
   9,850    Series A, Rev., MGIC, Zero
              Coupon, 07/10/08.............       6,344
            Denver City & County, Single
              Family Mortgage, Metropolitan
              Mayors Caucus
     180    Rev., Adj., GNMA/FNMA/FHLMC
              COLL, 6.00%, 05/01/12........         181
     455    Rev., Adj., GNMA/FNMA/FHLMC
              COLL, 6.15%, 05/01/12........         459
     185    Series A, Rev., Adj., GNMA/
              FNMA/FHLMC COLL, 7.30%,
              11/01/10.....................         187
   1,000    Denver City & County, Special
              Facilities, Rental Car
              Project Series A, Rev., MBIA,
              6.00%, 01/01/09..............       1,070
   5,660    Douglas County, School District
              No. Re-1, Series 163, GO,
              Adj., MBIA, 6.16%, 06/15/09
              (m)..........................       6,531
     385    El Paso County, Single Family
              Mortgage, Series A, Rev.,
              GNMA/FNMA/FHLMC, 6.20%,
              05/01/09.....................         388
   1,870    El Paso County School District
              No. 11, Colorado Springs, GO,
              7.13%, 12/01/07..............       2,403
     316    IDK Partners III 5.10%,
              08/01/23.....................         317
   3,500    Mesa County, Residual, Rev.,
              Zero Coupon, 12/01/11 (p)....       2,788
  10,000    Metropolitan Football Stadium
              District, Sales Tax Capital
              Appreciation, Series A, Rev.,
              MBIA, Zero Coupon, 01/01/07..       9,668
   6,680    Northern Metropolitan District,
              Adams County, GO, MBIA-IBC,
              6.50%, 12/01/07..............       7,098
                                             ----------
                                                 86,530
                                             ----------

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Connecticut (1.7%):
            City of Stamford, Housing
              Authority, Rippowam Park
              Apartments Project
 $ 4,350    Rev., 6.25%, 10/01/08 (m)......  $    4,583
   9,200    Rev., 6.38%, 10/01/08 (m)......       9,665
   5,000    State of Connecticut
            Series C, GO, 5.25%, 12/15/09..       5,335
                                             ----------
                                                 19,583
                                             ----------
Delaware (0.6%):
   1,165    Delaware State Housing
              Authority, Single Family
              Mortgage Series A-1, Rev.,
              AMBAC, 5.17%, 07/01/09.......       1,174
   5,330    Delaware Transportation
              Authority Motor Fuel Tax,
              Rev., FGIC, 5.00%,
              07/01/09.....................       5,618
                                             ----------
                                                  6,792
                                             ----------
District of Columbia (1.9%):
            District of Columbia
  11,840    COP, AMBAC, 5.25%, 01/01/13....      12,781
   1,000    Series A, GO, AMBAC, 5.38%,
              06/01/07.....................       1,048
   1,000    Series B, GO, FGIC, 5.25%,
              06/01/10.....................       1,082
   2,895    District of Columbia Tobacco
              Settlement Financing Corp,
              Asset Backed Bonds, Rev.,
              5.20%, 05/15/08..............       2,955
   3,375    Metropolitan Transportation
              Authority Series B, Rev.,
              FGIC, 5.25%, 10/01/13........       3,643
                                             ----------
                                                 21,509
                                             ----------
Florida (6.9%):
   2,720    Broward County, Airport Systems
              Series L, Rev., AMBAC, 5.00%,
              10/01/14.....................       2,890
   5,265    Capital Projects Finance
              Authority, Capital Projects
              Loan Program Series F-1,
              Rev., MBIA, 5.50%,
              08/01/11.....................       5,683
  20,655    Capital Trust Agency, Multi
              Family Housing, Series D,
              Rev., Adj., LIQ: Lehman
              Liquidity Co., 3.71%,
              11/01/36.....................      20,655
   1,100    City of Pompano Beach, Water &
              Sewer, Rev., FGIC, 5.50%,
              07/01/07.....................       1,145
   5,000    City of Tampa, Water & Sewer
              Rev., FSA, 5.00%, 10/01/15...       5,404



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 36

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 4,000    Collier Country School Board
              COP, FSA, 5.25%, 02/15/21....  $    4,486
            Miami-Dade County
   3,000    Series B, Rev., AMT, FGIC,
              5.00%, 10/01/15..............       3,171
   4,215    Series D, Rev., AMT, MBIA,
              5.25%, 10/01/13..............       4,515
     630    Florida Housing Finance Corp,
              Homeowner Mortgage, Series 2,
              AMT, Rev., MBIA, 4.75%,
              06/01/07.....................         632
   4,720    Florida State Board of
              Education Series Rols
              RR-II-R-235, GO, Adj., 6.36%,
              06/01/10.....................       5,321
   6,325    Fort Pierce Utilities Authority
              Series Rols RR-II-R 241-4,
              Rev., Adj., AMBAC, 6.36%,
              10/01/13.....................       7,320
            Highlands County Health
              Facilities Authority,
              Adventis Health
   1,000    Series A, Rev., Adj., 5.00%,
              11/15/15.....................       1,046
   3,000    Series I, Rev., Adj., 5.00%,
              11/15/29.....................       3,114
   2,500    Rev., Adj., 3.95%, 11/15/32....       2,481
   2,500    Miami Health Facilities
              Authority Rev., Adj., AMBAC,
              7.20%, 02/15/06..............       2,548
   2,900    Miami-Dade County, Special
              Obligation, Sub-Series A,
              Rev., MBIA, Zero Coupon,
              04/01/08.....................       1,722
   2,045    Orange County, Housing Finance
              Authority, Series B, Rev.,
              AMT, GNMA/FNMA, 5.40%,
              09/01/12.....................       2,097
   1,195    Palm Beach County, North County
              Courthouse Projects, Rev.,
              5.00%, 12/01/12..............       1,290
            Santa Rosa Bay Bridge
              Authority, Capital
              Appreciation
   1,320    Rev., ACA MBIA, Zero Coupon,
              07/01/08.....................       1,206
   1,625    Rev., ACA MBIA, Zero Coupon,
              07/01/09.....................       1,430
   1,535    Rev., ACA-CBI-MBIA-IBC, Zero
              Coupon, 07/01/12.............       1,193
                                             ----------
                                                 79,349
                                             ----------
Georgia (2.5%):
   2,000    City of Atlanta, Water &
              Wastewater, Rev., FSA, 5.00%,
              11/01/14.....................       2,128

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Georgia, continued:
 $ 1,500    City of Atlanta, Airport
              Facilities Series A, Rev.,
              AMBAC, 6.50%, 01/01/08 (p)...  $    1,593
   5,000    De Kalb County, Housing
              Authority, Friendly Hills
              Apartments, Series A, Rev.,
              FHA, 7.05%, 01/01/08.........       5,306
   1,000    Fulton County, Building
              Authority, Capital
              Appreciation, Judicial Center
              Project, Rev., Zero Coupon,
              01/01/10.....................         868
   1,765    Fulton County, Housing
              Authority Multi-Family,
              Capital Appreciation,
              Judicial Center Project,
              Series A, Rev., 6.30%,
              07/01/06 (p).................       1,878
   5,500    Municipal Electric Authority
              Rols RR II R 253, Rev., Adj.,
              AMBAC, 6.35%, 01/01/09.......       5,960
  10,000    State of Georgia, Series A, GO,
              5.00%, 09/01/15..............      10,929
                                             ----------
                                                 28,662
                                             ----------
Hawaii (1.5%):
     970    Hawaii Housing & Community
              Development Corp.,
              Multi-Family Housing, Sunset
              Villas, Rev., GNMA COLL,
              5.00%, 07/20/10..............         974
            State of Hawaii
  10,220    Series CV, GO, FGIC, 5.50%,
              08/01/09.....................      10,939
   5,000    Series DG, GO, AMBAC, 5.00%,
              07/01/09.....................       5,264
                                             ----------
                                                 17,177
                                             ----------
Idaho (0.3%):
   1,975    Idaho Housing & Finance
              Association, Series A, Class
              III, Rev., 5.55%, 07/01/11...       2,003
            Idaho Housing & Finance
              Association, Single Family
              Mortgage
     205    Series D, Rev., FHA, 6.45%,
              02/06/06.....................         209
     250    Series E-2, Rev, 5.95%,
              01/01/07.....................         252
     440    Series H, Rev., FHA, 6.05%,
              01/01/07.....................         454
     440    Sub Series A, Rev., FHA, 5.35%,
              01/01/08.....................         443
                                             ----------
                                                  3,361
                                             ----------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Illinois (4.1%):
 $ 1,000    Chicago O'Hare International
              Airport, Second Lien
              Passenger Facilities, Series
              A, Rev., AMT, AMBAC, 5.50%,
              01/01/09.....................  $    1,049
   3,150    Chicago Park District, Limited
              Taxation, Series B, GO,
              AMBAC, 5.00%, 07/01/14.......       3,368
   5,000    Chicago Board of Education,
              Series A, GO, MBIA, 5.00%,
              12/01/14.....................       5,384
   3,000    City of Chicago, City Colleges
              Capital Improvement, GO,
              FGIC, 6.00%, 01/01/10........       3,277
     100    City of Chicago, Midway Airport
              Series A, Rev., AMT, FSA,
              5.13%, 01/01/11..............         103
   8,305    City of Chicago, Multi Family
              Housing, Series F3,
              Regulation D, Rev., Adj.,
              LIQ: Lehman Brothers Special
              Financing, 3.68%, 07/15/39...       8,305
            City of Chicago, Single Family
              Mortgage
   2,105    Series B, Rev., Adj., GNMA/
              FNMA/FHLMC COLL, 6.00%,
              04/01/12.....................       2,112
     250    Series C, Rev., MBIA-IBC, GNMA/
              FNMA/FHLMC, 7.00%,
              09/01/10.....................         251
   4,450    City of Chicago Heights, Series
              A, GO, FGIC, 5.65%,
              12/01/08.....................       4,713
   2,936    City of Peru, Construction
              Freightways Corp. Project
              Series B, Rev., 5.25%,
              01/01/04 (d) (i).............         198
   2,745    DeKalb & Ogle Counties,
              Community College District
              No. 523, GO, FSA, 5.75%,
              02/01/10.....................       2,972
            Illinois Developmental Finance
              Authority, Multi-Family
              Housing, Lincoln Place
   3,430    Series A, Rev., GNMA COLL,
              6.50%, 07/20/10..............       3,824
   4,465    Series A, Rev., GNMA COLL,
              6.60%, 07/20/10..............       4,978
     120    Peoria, Moline & Freeport,
              Single Family Collateral
              Mortgage Series A, Rev., GNMA
              COLL FHA/VA MTGS, 7.60%,
              02/06/06.....................         121

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
            State of Illinois
 $ 2,800    GO, MBIA, 5.00%, 06/01/13......  $    2,998
   3,925    Rev., 5.00%, 06/15/14..........       4,193
                                             ----------
                                                 47,846
                                             ----------
Indiana (2.4%):
   2,000    City of Indianapolis, Local
              Public Improvements Bond Bank
              Series A, Rev., FSA, 6.50%,
              01/01/08.....................       2,119
            City of Indianapolis,
              Multi-Family Housing, Turtle
              Creek, North Apartments
     355    Series A, Rev., GNMA, 3.40%,
              12/20/09.....................         347
     550    Series A, Rev., GNMA, 4.15%,
              12/20/09.....................         544
     700    Series A, Rev., GNMA, 4.38%,
              12/20/09.....................         695
   2,000    Indiana Development Finance
              Authority, Southern Indiana
              Gas & Electric
            Series C, Rev., AMT, Adj.,
              5.00%, 03/01/30..............       2,003
            Indiana Housing & Community
              Development Authority
   5,000    Series B-2, Rev., GNMA/FNMA,
              5.00%, 07/01/14..............       5,209
   3,600    Series C-2, Rev., GNMA/FNMA,
              5.00%, 01/01/15..............       3,753
   3,130    Indiana Housing Finance
              Authority, Toll Road, Rev.,
              6.00%, 02/06/06..............       3,165
   4,550    Indiana Transportation Finance
              Authority, Highway,
              Unrefunded Balance, Series A,
              Rev., AMBAC, 5.75%,
              06/01/12.....................       5,091
   4,050    Indianapolis Local Public
              Improvement Bond Bank, Water
              works Project, Series F,
              Rev., MBIA, 5.00%,
              01/01/16.....................       4,333
   4,141    Town of Fremont, Consolidated
              Freightways Corp. Project,
              Rev., 5.25%, 05/01/04 (d)
              (i)..........................         280
                                             ----------
                                                 27,539
                                             ----------
Kansas (1.7%):
   4,100    Butler County, Public Building
              Commission, Rev., MBIA,
              4.50%, 10/01/15..............       4,178



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 38

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Kansas, continued:
 $ 1,905    City of Wichita, Hospital
              Facilities Improvement,
              Series XI, Rev., 6.75%,
              11/15/09.....................  $    2,113
   1,030    Kansas Development Finance
              Authority, Multi-Family
              Housing, Lom Vista
              Apartments, Series O, Rev.,
              GNMA COLL, 6.50%, 06/20/09...       1,107
            Sedgwick & Shawnee Counties
   2,000    Series A-3, Rev., GNMA/FNMA,
              5.50%, 06/01/15..............       2,115
   1,000    Series A-3, Rev., GNMA/FNMA,
              5.65%, 06/01/15..............       1,083
            Sedgwick & Shawnee Counties,
              Mortgage Backed Securities
              Program
   1,350    Series A, Rev., Adj., GNMA/
              FNMA, 5.25%, 06/01/12........       1,366
   1,615    Series A, Rev., Adj., GNMA/
              FNMA, 6.05%, 06/01/13........       1,709
   2,760    Series A-4, Rev., Adj., GNMA/
              FNMA COLL, 5.65%, 06/01/12...       2,790
      55    Sedgwick & Shawnee Counties,
              Single Family Mortgage,
              Capital Appreciation, Rev.,
              MBIA FHA, Zero Coupon,
              04/01/06.....................          18
   2,500    Sedgwick County, Single Family
              Housing, Mortgage-Backed
              Securities Program, Series
              B-3, Rev., Adj., GNMA/FNMA,
              5.75%, 12/01/12..............       2,682
                                             ----------
                                                 19,161
                                             ----------
Kentucky (0.9%):
  10,475    Kentucky Economic Development
              Finance Authority, Norton
              HealthCare, Inc., Series B,
              Rev., MBIA, Zero Coupon,
              10/01/06.....................      10,213
     345    Meade County, PCR, Olin Corp.
              Project, Rev., 6.00%,
              02/06/06 (i).................         346
                                             ----------
                                                 10,559
                                             ----------
Louisiana (3.0%):
            Calcasieu Parish Public
              Transportation Authority
     435    Series B, Rev., GNMA/FNMA,
              5.00%, 04/01/13..............         444
     605    Series A, Rev., GNMA/FNMA,
              5.55%, 04/01/08..............         626

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $ 5,310    City of Lafayette, Public Power
              Authority Electric Rols
              RR-II-246-2, Rev., Adj.,
              AMBAC, 6.35%, 11/01/10.......  $    5,898
   3,095    City of Shreveport, Series A,
              GO, FGIC, 6.00%, 05/01/09....       3,334
            Jefferson Parish Home Mortgage
              Authority, Single Family
              Mortgage
   1,060    Series B-1, Rev., Adj., GNMA/
              FNMA COLL, 6.65%, 06/01/11...       1,093
   6,210    Series C, Rev., GNMA/FNMA,
              4.50%, 12/01/13..............       6,023
     490    Series C-1, Rev., GNMA/FNMA,
              7.00%, 06/01/10..............         491
            Louisiana Energy & Power
              Authority
   4,460    Rev., FSA, 5.75%, 01/01/11.....       4,874
   4,320    Rev., FSA, 5.75%, 01/01/12.....       4,766
   2,290    Rev., FSA, 5.75%, 01/01/13.....       2,547
            Louisiana Housing Finance
              Agency, Single Family Access
              Program
     165    Series B, Rev., GNMA/FNMA COLL,
              8.00%, 03/01/25..............         166
   1,185    Series D-2, AMT, Rev., GNMA/
              FNMA COLL, 7.05%, 06/01/10...       1,196
      60    Louisiana Public Facilities
              Authority, Single Family
              Mortgage, Series B, Rev.,
              GNMA/FNMA COLL, 5.75%,
              08/01/07.....................          62
   1,000    Louisiana Stadium & Exposition
              District, Hotel Occupancy Tax
              & Stadium, Series B, Rev.,
              FGIC, 5.25%, 07/01/09........       1,049
            St. Tammany Parish Hospital
              Service District No. 2
     540    Series B, GO, RADIAN, 5.25%,
              03/01/11.....................         569
     515    Series B, GO, RADIAN, 5.25%,
              03/01/12.....................         543
     475    St. Tammany Parish Public Trust
              Financing Authority,
              Christwood Project, Rev.,
              5.70%, 11/15/08 (i)..........         487
                                             ----------
                                                 34,168
                                             ----------
Maryland (1.5%):
     640    Baltimore County, Multi-Family
              Housing, Compound Interest
              Series A, Rev., FHA, Zero
              Coupon, 09/01/07.............         235



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Maryland, continued:
 $ 2,000    City of Baltimore, Port
              Facilities, Rev., Adj.,
              6.50%, 01/20/06..............  $    2,095
   5,450    Prince Georges County, Housing
              Authority, Mortgage, Capital
              Appreciation, Foxglenn
              Apartments, Series A, Rev.,
              GNMA COLL, Zero Coupon,
              01/20/06.....................       2,153
   1,200    Prince Georges County, Housing
              Authority, Mortgage, Multi
              Family Housing, Bristol Pines
              Apartments Project Rev.,
              FNMA, 4.50%, 12/15/15........       1,220
     335    Prince Georges County, Housing
              Authority, Single Family
              Mortgage Series A, Rev., AMT,
              Adj., GNMA/FNMA/FHLMC, 5.60%,
              06/01/12.....................         337
  10,000    State of Maryland, GO, 5.00%,
              02/01/12.....................      10,813
                                             ----------
                                                 16,853
                                             ----------
Massachusetts (1.7%):
            Commonwealth of Massachusetts,
              Consolidated Lien
   5,000    Series A, GO, 5.00%, 03/01/15..       5,387
   5,000    Series A, GO, FSA, 5.00%,
              03/01/15.....................       5,375
   1,795    Massachusetts Educational
              Financing Authority,
              Educational Loan Series E,
              Rev., AMBAC, 4.60%,
              01/01/10.....................       1,826
   2,500    Massachusetts Housing Finance
              Agency, Multi-Family Housing
              Series A, Rev., AMBAC, 6.40%,
              06/01/06.....................       2,563
      90    Massachusetts Housing Finance
              Agency, Single Family Housing
              Series 21, Rev., Adj., 7.13%,
              02/06/06.....................          90
   1,275    Massachusetts Industrial
              Finance Agency, University
              Commons Nursing
            Series A, Rev., FHA, 6.55%,
              02/01/08.....................       1,392
            New Bedford Housing Authority,
              Capital Funding Program
     675    Series A, Rev., 3.40%,
              10/01/11.....................         665

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Massachusetts, continued:
 $   700    Series A, Rev., 3.60%,
              10/01/12.....................  $      694
     725    Series A, Rev., 3.75%,
              10/01/13.....................         723
     750    Series A, Rev., 3.90%,
              10/01/14.....................         751
                                             ----------
                                                 19,466
                                             ----------
Michigan (0.3%):
   3,060    Clawson City School District,
              GO, MBIA Q-SBLF, 5.00%,
              05/01/15.....................       3,307
                                             ----------
Minnesota (0.7%):
     572    Blaine IDR, Consolidated
              Freightways Corp. Project,
              Rev., 5.15%, 01/01/04 (d)
              (i)..........................          39
   1,625    Minneapolis Community
              Development Agency,
              Multi-Family Housing,
              Riverside Homes Project Rev.,
              6.10%, 09/01/09..............       1,660
     130    Minneapolis Residual Interest,
              Convention Capital
              Appreciation Mortgage, Rev.,
              7.00%, 02/06/06..............         130
   1,420    Minnesota Housing Finance
              Agency, Single Family
              Mortgage, Series A, Rev., GO
              OF AGY, 5.75%, 07/01/09......       1,442
   5,000    State of Minnesota, GO, 5.00%,
              08/01/13.....................       5,445
                                             ----------
                                                  8,716
                                             ----------
Mississippi (0.6%):
   6,400    Mississippi Higher Education
              Assistance Corp., Student
              Loan Series B-3, Rev., GTD
              STD LNS, 5.45%, 03/01/10.....       6,610
                                             ----------
Missouri (1.9%):
     915    Cameron Community Hospital, IDA
              Rev., ACA, 6.25%, 12/01/10...         999
   1,235    City of St. Louis, Lambert-St.
              Louis International Airport,
              Series A, Rev., FSA, 5.00%,
              07/01/09.....................       1,299
   2,570    Kansas City, Streetlight
              Project Series B, GO, 5.13%,
              02/01/07.....................       2,639
   2,725    Missouri Housing Development
              Commission, Series D, Rev.,
              GNMA, 6.00%, 03/01/15........       2,968
            Missouri Housing Development
              Commission, Single Family
              Homeowner Mortgage
     240    Series B-1, Rev., AMT, GNMA/
              FNMA COLL, 6.15%, 03/01/10...         242



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 40

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Missouri, continued:
 $   300    Series B-1, Rev., AMT,
              MBIA-IBC, 7.45%, 03/01/10....  $      301
   2,995    St. Louis County, Housing
              Authority, Oakmont Hathaway &
              Brighton Series A, Rev., LIQ:
              FNMA, 4.55%, 05/01/31........       3,091
   7,850    State of Missouri, Water
              Pollution Control, Series A,
              GO, 5.00%, 10/01/09..........       8,311
   2,000    University City IDA,
              Multi-Family Housing, Oak
              Forest Apartments Project,
              Rev., Adj., LOC: Sumitomo
              Bank Ltd. 7.38%, 03/01/21....       2,013
                                             ----------
                                                 21,863
                                             ----------
Montana (0.1%):
   1,245    Montana Board of Housing,
              Single Family Mortgage
            Series B-2, AMT, Rev., 6.00%,
              06/01/10.....................       1,261
                                             ----------
Nebraska (0.7%):
   3,000    Lancaster County, IDR, Archer-
              Daniels-Midland Co., Project
              Rev., 5.90%, 02/06/06........       3,054
   5,000    Nebraska Public Power District
              Rols-RR-II-R-209, Rev., Adj.,
              MBIA, 6.86%, 01/01/08........       5,441
                                             ----------
                                                  8,495
                                             ----------
Nevada (0.6%):
   1,885    City of Las Vegas, Special
              Improvement District No. 707,
              Special Assessment, Series A,
              FSA, 5.40%, 06/01/08.........       1,996
   3,000    Director of the State
              Department Business &
              Industrial Waste Disposal,
              Waste Management, Income
              Project, Rev., Adj., 3.30%,
              10/01/14.....................       2,968
   1,405    Nevada Housing Division,
              Multi-Unit Housing, Citivista
              Project Series A-1, Rev.,
              AMT, FNMA COLL, 5.45%,
              10/01/10.....................       1,454
            Nevada Housing Division, Single
              Family Mortgage

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Nevada, continued:
 $   210    Series A-1, Rev., AMT, 5.20%,
              04/01/08.....................  $      210
      60    Series B-1, AMT, Rev., 6.00%,
              04/01/07.....................          60
      55    Series C, Rev., FHA/VA/PRIV
              MTGS, 6.60%, 04/01/06........          55
                                             ----------
                                                  6,743
                                             ----------
New Jersey (4.4%):
   2,310    Casino Reinvestment Development
              Authority, New Jersey Hotel
              Room Fee, Rev., AMBAC, 5.00%,
              01/01/15.....................       2,487
   3,000    New Jersey Economic Development
              Authority, School Facilities
              Construction, Series O, Rev.,
              5.25%, 03/01/14..............       3,266
   3,000    New Jersey EDA, School
              Facilities Construction,
              Series P, Rev., 5.25%,
              09/01/15.....................       3,265
            New Jersey Health Care
              Facilities Financing
              Authority, Shore Memorial
              Health Care Systems
   1,295    Rev., RADIAN, 5.00%, 07/01/10..       1,366
   1,355    Rev., RADIAN, 5.00%, 07/01/11..       1,437
            New Jersey Transportation Trust
              Fund Authority,
              Transportation Systems
  10,000    Series A, AMBAC, 5.50%,
              12/15/15.....................      11,240
  10,000    Series C, Rev., MBIA, 5.25%,
              06/15/15.....................      11,004
   8,000    Series D, Rev., FSA, 5.00%,
              06/15/15.....................       8,527
   7,500    Series II-R-149, Rev., Adj.,
              AMBAC, 6.87%, 12/15/08 (m)...       8,271
                                             ----------
                                                 50,863
                                             ----------
New Mexico (1.1%):
            New Mexico Educational
              Assistance Foundation,
              Student Loan Program
     985    1st Sub Series A-2, Rev., GTD
              STD LNS, 6.20%, 11/01/06.....         998
     590    1st Sub Series A-2, Rev., GTD
              STD LNS, 6.30%, 11/01/06.....         599
            New Mexico Mortgage Finance
              Authority, Single Family
              Mortgage
     235    Series A-2, AMT, Rev., GNMA/
              FNMA/FHLMC COLL, 6.05%,
              07/01/07.....................         237
     100    Series A-2, AMT, Rev., GNMA/
              FNMA, 4.60%, 09/01/08........         100



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
New Mexico, continued:
 $ 5,530    Series C-2, AMT, Rev., FNMA/
              GNMA, 4.70%, 09/01/12........  $    5,612
   4,000    Series D-1, Class I, AMT, GNMA/
              FNMA/FHLMC, Rev., 5.85%,
              07/01/15.....................       4,355
   1,250    Series E-2, AMT, Rev., GNMA/
              FNMA/FHLMC COLL, 6.80%,
              09/01/09.....................       1,309
                                             ----------
                                                 13,210
                                             ----------
New York (10.5%):
   1,095    Hempstead Town, Industrial
              Development Agency, Adelphi
              University Civic Facilities,
              Rev., 5.25%, 02/01/09........       1,153
            Islip Resource Recovery Agency,
              1985 Facility
   1,000    Series F, Rev., FSA, 5.00%,
              07/01/12.....................       1,052
   2,140    Series F, Rev., FSA, 5.00%,
              07/01/13.....................       2,245
            Metropolitan Transportation
              Authority, Tax Notes
   1,000    Series C, Rev., 5.25%,
              11/15/14.....................       1,091
  42,590    Series D-1, Rev., Adj., AMBAC,
              3.52%, 11/04/06..............      42,590
   1,365    Monroe County, Airport
              Authority, Greater Rochester
              International Rev., MBIA,
              5.25%, 01/01/12..............       1,455
            New York City
   2,000    Series A, GO, 5.25%, 08/01/07..       2,067
   5,000    Series C, GO, 5.50%, 02/01/13..       5,471
   5,000    Series G, GO, 5.00%, 08/01/14..       5,352
   5,000    New York City Transitional
              Finance Authority, Series
              A-1, Rev., 5.00%, 11/01/15...       5,348
            New York City, Unrefunded
              Balance
   2,015    Series A, GO, 5.25%, 11/01/08..       2,113
   1,000    Series B, GO, 5.25%, 08/01/07..       1,035
   2,085    Series C, GO, XLCA-ICR, 5.50%,
              11/15/07.....................       2,179
   2,000    New York Municipal Bond Bank
              Agency, Series C, Rev.,
              5.00%, 06/01/13..............       2,080
            New York State Dormitory
              Authority, Jewish Board of
              Family & Children
   1,050    Rev., AMBAC, 5.00%, 07/01/10...       1,113
   1,100    Rev., AMBAC, 5.00%, 07/01/11...       1,174
   1,150    Rev., AMBAC, 5.00%, 07/01/12...       1,233

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
New York, continued:
 $17,100    New York State Housing Finance
              Agency, 1500 Lex Ave., Rev.,
              Adj., LIQ: Fannie Mae, 3.57%,
              01/04/06.....................  $   17,100
  15,100    New York State Housing Finance
              Agency, Chelsea Apartments
              Series A, Rev., Adj., LIQ:
              FNMA, 3.57%, 01/04/06........      15,100
   5,000    New York State Thruway
              Authority Series B, Rev.,
              AMBAC, 5.00%, 10/01/15.......       5,375
   3,000    New York State Urban
              Development Corp., Series A,
              Rev., 5.25%, 01/01/21........       3,136
   1,675    Tobacco Settlement Financing
              Corp., Asset Backed, Series
              B-1, Rev., XLCA-ICR, 4.00%,
              06/01/12.....................       1,710
                                             ----------
                                                121,172
                                             ----------
North Carolina (1.6%):
     770    Asheville Housing Authority,
              Multi-Family Housing, Battery
              Park Apartment, Series A,
              Rev., GNMA COLL, 3.90%,
              08/20/14.....................         745
   3,000    North Carolina Eastern
              Municipal Power Agency,
              Series A, Rev., AMBAC, 5.00%,
              01/01/16.....................       3,248
     500    North Carolina Housing Finance
              Agency, Home Ownership Series
              8-A, Rev., AMT, 5.95%,
              01/01/10.....................         507
  13,000    State of North Carolina, Public
              Improvement, Series B, GO,
              5.00%, 04/01/13..............      13,920
                                             ----------
                                                 18,420
                                             ----------
North Dakota (0.0% (g)):
     425    North Dakota State Housing
              Finance Agency, Housing
              Finance Program, Series A,
              Rev., 6.00%, 01/01/07........         438
                                             ----------
Ohio (5.6%):
   6,000    City of Akron, Municipal
              Baseball Stadium Project,
              COP, 6.90%, 12/01/06 (p).....       6,305
   2,750    City of Cleveland, Public Power
              Systems, First Mortgage,
              Series 1, Rev., MBIA, 5.13%,
              11/15/06.....................       2,842



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 42

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,320    Cleveland-Cuyahoga County, Port
              Authority, Cleveland City
              Project Series B, Rev.,
              4.50%, 05/15/14..............  $    1,317
   1,675    Cleveland-Cuyahoga County, Port
              Authority, Port Capital
              Improvement Project, Series
              A, Rev., 5.38%, 05/15/09.....       1,695
   1,900    Cleveland-Cuyahoga County Port
              Authority, Port Development
              of Cleveland, Series A, Rev,
              5.38%, 05/15/08..............       1,927
            Cleveland-Cuyahoga County, Port
              Authority, Port Cleveland
              Bond Fund
     585    Series A, Rev., LOC: Fifth
              Third Bank, 6.25%,
              05/15/11.....................         611
   1,055    Series A, Rev., 6.20%,
              05/15/12.....................       1,116
   1,920    Series C, Rev., 5.25%,
              05/15/12.....................       1,971
   1,015    Cleveland-Cuyahoga County, Port
              Authority, Port Development C
              & P Docks Project, Series 1,
              Rev., 6.00%, 03/01/07 (p)....       1,036
            Cuyahoga County, Multi-Family
              Housing, Carter Manor
     300    Rev., GNMA COLL, 3.25%,
              09/20/09.....................         297
     550    Rev., GNMA COLL, 4.00%,
              09/20/14.....................         538
            Dublin City School District,
              Capital Appreciation
   2,885    GO, FGIC, Zero Coupon,
              12/01/13.....................       2,094
   3,580    GO, FGIC, Zero Coupon,
              12/01/14.....................       2,470
   1,065    Lucas County, Swan Creek
              Apartments Project, Series A,
              Rev., GNMA COLL, 5.95%,
              12/20/10.....................       1,131
   2,500    Montgomery County, Care
              Facilities, Mary Scott
              Project, Series A, Rev., GNMA
              COLL, 6.55%, 09/20/11........       2,805
   4,500    Montgomery County, Hospital
              Improvement, Kettering
              Medical Center, Rev., MBIA,
              5.63%, 04/01/06..............       4,614
   1,000    Ohio Air Quality Development
              Authority, Cleveland
              Pollution Control, Series B,
              Rev., Adj., 3.75%,
              10/01/08.....................       1,001

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $   320    Ohio Housing Finance Agency,
              Residential Mortgage, Series
              B, Rev., AMT, GNMA COLL,
              4.65%, 09/01/08..............  $      321
   2,400    Ohio Housing Finance Agency,
              Residential Mortgage-Backed
              Securities, Series C, Rev.,
              GNMA COLL, 4.63%, 01/01/11...       2,406
  12,000    Ohio State Building Authority,
              Adult Correctional Building
              Fund, Series B, Rev., 5.25%,
              04/01/14.....................      13,240
   2,000    Ohio State Higher Education
              Capital Facilities, Series
              II-A, Rev., 5.50%,
              12/01/09.....................       2,152
            RiverSouth Authority, Area
              Redevelopment
   2,430    Series A, Rev., 5.00%,
              12/01/15.....................       2,613
   1,135    Series A, Rev., 5.25%,
              12/01/15.....................       1,249
   1,000    State of Ohio, Mortgage
            Rev., FHA, 6.20%, 08/01/06.....       1,032
            Summit County, Port Authority,
              Eastland Woods Project
     260    Series A, Rev., FHA, GNMA COLL,
              3.25%, 12/20/09..............         255
     425    Series A, Rev., FHA, GNMA COLL,
              4.00%, 06/20/14..............         414
     580    Series A, Rev., FHA, GNMA COLL,
              4.35%, 06/20/14..............         573
   1,020    Series A, Rev., FHA, GNMA COLL,
              4.75%, 06/20/14..............       1,019
            Toledo Lucas County, Port
              Authority Development,
              Northwest Ohio Bond Fund
     755    Series C, AMT, Rev., 6.00%,
              05/15/11.....................         794
     865    Series E, Rev., 6.10%,
              11/15/10.....................         903
     370    Series F, Rev., 6.00%,
              11/15/07.....................         377
            Toledo Lucas County, Port
              Authority Development,
              Northwest Ohio Bond Fund,
              Oracle
   1,590    Series C, Rev., 5.35%,
              11/15/12.....................       1,638
     645    Series C, AMT, Rev., 4.35%,
              11/15/07.....................         651
     500    Upper Arlington City, School
              District GO, FSA, 5.00%,
              06/01/15.....................         532
   1,710    Upper Arlington City, School
              District, Capital
              Appreciation GO, FSA, Zero
              Coupon, 12/01/14.............       1,180
                                             ----------
                                                 65,119
                                             ----------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Oklahoma (1.4%):
 $ 1,205    Canadian County, Home Finance
              Authority, Single Family
              Mortgage, Mortgage Backed
              Securities Program, Series A,
              Rev., Adj., GNMA COLL, 6.70%,
              09/01/10.....................  $    1,219
   2,000    Enid Municipal Authority, Sales
              Tax & Utility Rev., AMBAC,
              4.50%, 02/01/09..............       2,056
   2,500    Oklahoma County Home Finance
              Authority, Mortgage Backed
              Securities, Series A-2, Rev.,
              GNMA, 5.70%, 04/01/15........       2,654
   7,000    Oklahoma Development Finance
              Authority, Hillcrest
              Healthcare System, Series A,
              Rev., 5.63%, 08/15/09 (p)....       7,561
   2,110    Oklahoma Housing Finance
              Agency, Single Family
              Mortgage Series D, Rev.,
              GNMA/FNMA, 5.95%, 03/01/15...       2,288
                                             ----------
                                                 15,778
                                             ----------
Oregon (2.3%):
   9,835    Clackamas County, School
              District No. 62, Oregon City,
              GO, SCH BD GTY, 6.00%,
              06/15/10 (p).................      10,865
   1,720    Keizer Urban Renewal Agency,
              North River Economic, Tax
              Allocation, Series A, 5.00%,
              12/01/12.....................       1,798
   5,410    Multnomah & Yamill Counties
              School District No. 1J,
              Series 171, Adj., MBIA, GO,
              6.16%, 06/01/12 (m)..........       6,183
   2,555    Oregon State Facilities
              Authority, Cascadian Terrace
              Apartments Series A, Rev.,
              LOC: Bank of the West, 5.10%,
              05/01/13.....................       2,624
   2,485    Port of Portland, Portland
              International, Airport,
              Series D, Rev., FGIC, 5.50%,
              07/01/11.....................       2,677
   1,890    State of Oregon, Department of
              Administrative Services,
              Education Project, Series A,
              Rev., FSA, 5.25%, 04/01/09...       2,008
                                             ----------
                                                 26,155
                                             ----------

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Other Territory (4.6%):
            Multi-Family Housing, Bond Pass
              Through Certificates
 $ 1,420    Series 2000-2, Rev., Adj.,
              6.00%, 12/01/10..............  $    1,466
   2,890    Series 2000-3, Rev., Adj.,
              6.00%, 12/01/10..............       2,984
   1,820    Series 2000-4, Rev., Adj.,
              6.00%, 12/01/10..............       1,879
   2,510    Series 7, Rev., Adj., 5.85%,
              12/01/11.....................       2,594
   2,435    Multi-Family Housing, Bond Pass
              Through Certificates, Bent
              Tree Series 3, Rev., 6.00%,
              05/01/34.....................       2,669
   1,510    Multi-Family Housing, Bond Pass
              Through Certificates, Grand
              Reserve Apartments of Texas
              Series 8, Rev., Adj., 5.95%,
              12/01/11.....................       1,563
   2,435    Multi-Family Housing, Bond Pass
              Through Certificates,
              Lakewood-Jefferson County,
              Series 6, Rev., 5.75%,
              11/01/34.....................       2,598
   1,970    Multi-Family Housing, Bond Pass
              Through Certificates, Manzano
              Mesa Apartments, Series 2,
              Rev., Adj., 5.95%,
              12/01/11.....................       2,037
   2,830    Multi-Family Housing, Bond Pass
              Through Certificates,
              Meridian TDHCA, Series 9,
              Rev., 5.85%, 11/01/34........       3,040
   2,350    Multi-Family Housing, Bond Pass
              Through Certificates, North
              Oak Crossing IDA, Series 11,
              Rev., Adj., 5.75%,
              12/01/11.....................       2,446
   2,005    Multi-Family Housing, Bond Pass
              Through Certificates, Park
              Row in Houston, Series 14,
              Rev., 5.75%, 11/01/34........       2,135
   2,355    Multi-Family Housing, Bond Pass
              Through Certificates, Ranch
              View Series 5, Rev., 6.00%,
              05/01/34.....................       2,581
   2,435    Multi-Family Housing, Bond Pass
              Through Certificates,
              Silverton Series 4, Rev.,
              6.00%, 05/01/34..............       2,669
   2,215    Multi-Family Housing, Bond Pass
              Through Certificates, Skyway
              Villas, TDHCA, Series 7,
              Rev., 5.95%, 11/01/34........       2,396



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 44

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Other Territory, continued:
 $ 1,345    Multi-Family Housing, Bond Pass
              Through Certificates,
              Stanford Arms, Series 17,
              Rev., 5.75%, 11/01/34........  $    1,435
   1,910    Multi-Family Housing, Bond Pass
              Through Certificates,
              Sterling Park in Adams
              Center, Series 13, Rev.,
              5.80%, 12/01/11..............       1,992
   1,790    Multi-Family Housing, Bond Pass
              Through Certificates,
              Stonecrest-Dekalb County,
              Series 8, Rev., 5.90%,
              11/01/34.....................       1,868
   2,165    Multi-Family Housing, Bond Pass
              Through Certificates, Tierra
              Antigua, Series 15, Rev.,
              5.75%, 12/01/11..............       2,239
   3,225    Multi-Family Housing, Bond Pass
              Through Certificates, Town
              Center Villas, Series 12,
              Adj., 5.80%, 12/01/11 (m)....       3,370
   1,655    Multi-Family Housing, Bond Pass
              Through Certificates,
              Valencia Apartments of
              Bernalilo, Series 2, Rev.,
              5.85%, 06/01/11..............       1,725
   2,805    Multi-Family Housing, Bond Pass
              Through Certificates, Western
              Groves Apartments of Arizona
              Series 4, Rev., Adj., 5.80%,
              12/01/11.....................       2,887
   2,840    Multi-Family Housing, Bond Pass
              Through Certificates,
              Wildwood TDHCA, Series 10,
              Rev., 5.85%, 11/01/34........       3,051
   1,940    Multi-Family Housing, Bond Pass
              Through Certificates,
              Woodward Gables, Series 16,
              Rev., 5.60%, 12/01/11........       1,993
                                             ----------
                                                 53,617
                                             ----------
Pennsylvania (0.9%):
   1,700    City of Philadelphia, Series A,
              GO, XLCA, 5.00%, 02/15/12....       1,816
            Pennsylvania Housing Finance
              Agency, Single Family
              Mortgage
   1,280    Series 47, Rev., AMT, 6.75%,
              10/01/08.....................       1,340
   1,365    Series 47, Rev., AMT, 6.75%,
              10/01/09.....................       1,443
   1,455    Series 47, Rev., AMT, 6.75%,
              10/01/10.....................       1,546

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
 $   840    Series 64, Rev., AMT, Zero
              Coupon, 10/01/08.............  $      743
   2,500    Pennsylvania State Higher
              Educational Facilities
              Authority, Allegheny Delaware
              Obligation, Health Services,
              Series A, Rev., MBIA, 5.70%,
              11/15/11.....................       2,738
     370    Philadelphia Authority for
              Industrial Development,
              Senior Living Arbor House
              Project, Series E, Rev.,
              4.70%, 07/01/13..............         370
     320    Philadelphia Authority for
              Industrial Development,
              Senior Living Rieder House
              Project, Series A, Rev.,
              4.70%, 07/01/13..............         320
     300    Philadelphia Authority for
              Industrial Development,
              Senior Living Saligman House
              Project, Series C, Rev.,
              4.70%, 07/01/13..............         300
                                             ----------
                                                 10,616
                                             ----------
Puerto Rico (1.4%):
   3,460    Children's Trust Fund, Tobacco
              Settlement, Series 149, Rev.,
              Adj., 7.66%, 07/01/08 (m)
              (p)..........................       4,046
            Commonwealth of Puerto Rico,
              Public Improvement
   2,000    Series C, GO, Adj., 5.00%,
              07/01/18.....................       2,048
  10,000    Series C, GO, Adj., RADIAN-IBC,
              5.00%, 07/01/18..............      10,327
                                             ----------
                                                 16,421
                                             ----------
South Carolina (0.4%):
   4,000    South Carolina EDA, Republic
              Services, Inc. Project, Rev.,
              Adj., 3.25%, 01/06/06........       3,956
     200    South Carolina Resource
              Authority, Local Government,
              Series A, Rev., 7.25%,
              02/06/06.....................         201
                                             ----------
                                                  4,157
                                             ----------
South Dakota (0.3%):
            South Dakota Housing
              Development Authority, Home
              Ownership Mortgage
   1,550    Series D, Rev., 4.80%,
              05/01/11.....................       1,623
   1,950    Series D, Rev., 4.90%,
              11/01/11.....................       2,046
                                             ----------
                                                  3,669
                                             ----------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Tennessee (1.1%):
 $   770    City of Bristol, Industrial
              Development Board,
              Multi-Family Housing, Shelby
              Heights Apartments Project,
              GO, FSA, 6.10%, 03/01/07.....  $      789
   3,000    City of Memphis, General
              Improvement, GO, 5.25%,
              04/01/08 (p).................       3,155
   3,425    Knox County, Health Educational
              & Housing Facilities Board,
              Multi-Family Housing,
              Eastowne Village Project,
              Rev., Adj., LIQ: Fannie Mae,
              4.90%, 06/01/31..............       3,495
   1,100    Municipal Energy Acquisition
              Corp., Gas, Rev., FSA, 4.13%,
              03/01/09.....................       1,125
   2,000    Tennergy Corp., Gas, Rev.,
              MBIA, 5.00%, 06/01/09 (p)....       2,106
   1,750    Tennessee Housing Development
              Agency, Single Family
              Housing, Homeownership
              Program 3, Rev., GO, AMT,
              5.30%, 01/01/09..............       1,821
                                             ----------
                                                 12,491
                                             ----------
Texas (4.6%):
   1,925    Brazos River Authority,
              Utilities Electricity Co.,
              Series B, Rev., Adj., 5.05%,
              06/01/30.....................       1,937
   1,385    City of Arlington, Housing
              Finance Corp., Single Family,
              Rev., Adj., GNMA/FNMA, 6.40%,
              05/01/12.....................       1,408
            City of Arlington, Housing
              Finance Corp., Single Family,
              Various Mortgage
     575    Rev., Adj., 6.40%, 06/01/27....         580
     890    Rev., Adj., 6.40%, 06/01/34....         897
   3,000    City of Austin, Airport System,
              Rev., MBIA, 5.25%,
              11/15/13.....................       3,239
   4,465    City of Dallas, GO, 5.00%,
              02/15/14.....................       4,734
   4,000    City of El Paso, Independent
              School District, Capital
              Appreciation, GO, PSF-GTD,
              Zero Coupon, 08/15/08........       2,918
   1,945    City of Tyler, Health
              Facilities Development Corp.,
              East Texas Medical Center,
              Series D, Rev., Adj, FSA,
              5.38%, 02/16/09..............       2,059

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 3,000    Dallas-Fort Worth International
              Airport Facilities
              Improvement Corp., Series A,
              Rev., FSA, 5.50%, 11/01/13...  $    3,238
     195    Galveston Property Finance
              Authority, Single Family
              Mortgage Series A, Rev.,
              8.50%, 02/06/06..............         196
   3,000    Grapevine-Colleyville,
              Independent School District,
              GO, PSF-GTD, 8.25%,
              06/15/08.....................       3,335
   4,885    Harris County, Hospital
              District, Rev., MBIA, 5.75%,
              08/15/10.....................       5,306
   3,345    Harris County, Houston
              Authority, Capital
              Appreciation, Series B, Rev.,
              MBIA, Zero Coupon,
              11/15/08.....................       2,577
   4,950    Harris County, Sports
              Authority, Capital
              Appreciation, Series B, Rev.,
              MBIA, Zero Coupon,
              11/15/08.....................       3,232
     785    Houston Housing Finance Corp.,
              Sterlingshire Apartments
              Series A-2, Rev, 4.25%,
              11/01/12.....................         761
            Keller Independent School
              District, Capital
              Appreciation
   1,880    GO, PSF-GTD, Zero Coupon,
              08/15/09.....................       1,648
   1,750    GO, PSF-GTD, Zero Coupon,
              08/15/10.....................       1,472
   3,000    Lower Colorado River Authority,
              LCRA Transmission Service
              Series V, Rev., FSA, 5.25%,
              05/15/12.....................       3,218
   4,000    State of Texas, Series B1 & B2,
              GO, Adj., 9.23%, 09/30/11
              (m)..........................       5,044
    2215    Tarrant County, Housing Finance
              Corp., Single Family Mortgage
              Rev., Adj., GNMA/FNMA, 5.70%,
              06/01/12.....................       2,241
     980    Texas State Affordable Housing
              Corp., Single Family Mortgage
              Series 2002-1, Rev., Adj.,
              GNMA/FNMA, 7.10%, 03/01/12...         995



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 46

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 1,830    Texas State Affordable Housing
              Teachers Home Loan Program
              Rev., Adj., GNMA/FNMA COLL,
              6.20%, 09/01/12..............  $    1,897
                                             ----------
                                                 52,932
                                             ----------
Utah (0.6%):
   1,550    Salt Lake County, Sales Tax
            Rev., 5.00%, 08/01/15..........       1,670
     750    Utah State Housing Corp.,
              Single Family Mortgage,
              Series G, Class I, Rev.,
              3.10%, 07/01/08..............         741
            Utah State Housing Finance
              Agency, Single Family
              Mortgage
     825    Series D-2, Rev., 5.35%,
              01/01/18.....................         848
     110    Series F, Class II, Rev.,
              6.30%, 07/01/09..............         111
   3,000    Utah Transit Authority, Sales
              Tax Series A, Rev., FSA,
              5.00%, 12/15/12..............       3,195
                                             ----------
                                                  6,565
                                             ----------
Virginia (1.1%):
   5,000    Fairfax County, Public
              Improvement Series A, GO,
              5.00%, 10/01/15..............       5,444
            Suffolk Redevelopment & Housing
              Authority, Multi-Family
              Housing, Oxford Apartments
              Project
   3,690    Rev., 6.10%, 10/01/08 (i)......       3,681
   3,500    Rev., 6.25%, 10/01/08 (i)......       3,499
                                             ----------
                                                 12,624
                                             ----------
Washington (5.0%):
   2,000    Chelan Public Utilities
              District No. 1, Chelan Hydro,
              Series D, Rev., MBIA, 6.35%,
              07/01/07.....................       2,118
   2,895    City of Tacoma, Electric
              Systems Rev., FSA, 5.63%,
              01/01/09 (p).................       3,110
   1,000    Energy Northwest Electric Rev.,
              MBIA, 5.00%, 07/01/09........       1,050
   3,000    Energy Northwest Electric,
              Project No. 1, Series A,
              Rev., FSA, 5.50%, 07/01/11...       3,292
  10,675    Energy Northwest Electric,
              Project No. 3, Series B,
              Rev., MBIA, 5.50%,
              07/01/10.....................      11,440
   2,530    Grant County Public Utility
              District No. 2, Priest
              Rapids, Series A, Rev., FGIC,
              5.00%, 01/01/16..............       2,709

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
 $ 3,500    King County, School District
              No. 411, Issaquah, GO, 6.25%,
              06/01/10 (p).................  $    3,898
   1,650    Klickitat County, Public
              Utility District No. 1,
              Series B, Rev., AMBAC, 5.25%,
              12/01/11.....................       1,782
            Quinault Indian Nation,
              Quinault Beach
   5,290    Series A, Rev., ACA, 5.80%,
              12/01/09.....................       5,560
   1,700    Series A, Rev., ACA, 5.85%,
              02/06/06.....................       1,702
   1,135    Washington Higher Education
              Facilities Authority, Gonzaga
              University Project, Rev.,
              MBIA, 4.50%, 04/01/09........       1,171
   1,260    Washington Public Power Supply
              System, Compound Interest
              Series A, Rev., Zero Coupon,
              07/01/07 (p).................       1,197
   2,500    Washington Public Power Supply
              System, Inflos, Rev., Adj.,
              FSA, 9.24%, 07/01/11.........       2,985
   1,720    Washington Public Power Supply
              System, Nuclear Project No. 1
              Series B, Rev., MBIA, 5.13%,
              07/01/07.....................       1,793
            Washington Public Power Supply
              System, Nuclear Project No. 2
   2,500    Series A, Rev., 5.00%,
              07/01/08.....................       2,630
   4,500    Series A, Rev., 6.30%,
              07/01/12.....................       5,153
   3,400    Series A, Rev., AMBAC, 5.50%,
              07/01/06.....................       3,503
   2,315    Washington State Housing
              Finance Commission, Mortgage
              Backed Securities Program,
              Evergreen Rev., GNMA COLL,
              7.00%, 01/01/11..............       2,535
                                             ----------
                                                 57,628
                                             ----------
Wisconsin (0.4%):
   1,350    Badger Tobacco Asset
              Securitization Corp., Rev.,
              5.75%, 06/01/11..............       1,422
   5,000    Kenosha, Series D, GO, AMBAC,
              Zero Coupon, 09/01/15........       3,292
     570    Wisconsin Housing & EDA, Home
              Ownership, Series E, Rev.,
              AMT, 5.75%, 07/01/10.........         581
                                             ----------
                                                  5,295
                                             ----------
  Total Municipal Bonds
    (Cost $1,139,775)                         1,151,112
                                             ----------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
SHORT-TERM INVESTMENTS (4.6%):
INVESTMENT COMPANIES (4.6%):
     436    BlackRock Investment Quality
              Municipal Fund...............  $    7,806
 $34,455    JPMorgan Tax Free Money Market
              Fund (b).....................      34,455
     776    Nuveen Premium Income Municipal
              Fund.........................      10,854
                                             ----------
  Total Short-Term Investments
    (Cost $51,641)                               53,115
                                             ----------
TOTAL INVESTMENTS (104.4%)
  (COST $1,191,416)                           1,204,227
LIABILITIES IN EXCESS OF OTHER ASSETS
((4.4)%)                                       (50,306)
                                             ----------
NET ASSETS (100.0%)                          $1,153,921
                                             ==========

------------
Percentages indicated are based on net assets.



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 48

JPMORGAN OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTIONS           VALUE
---------   ------------------------------------  --------
LONG-TERM INVESTMENTS (99.7%):
MUNICIPAL BONDS (99.7%):
California (0.7%):
 $1,500     State of California, GO, 5.00%,
              03/01/16..........................  $  1,596
                                                  --------
Colorado (1.6%):
  2,350     Colorado Housing & Facilities
              Authority, Capital Appreciation,
              Series A, Rev., Zero Coupon,
              09/01/14 (p)......................     1,642
  2,810     El Paso County, Capital Appreciation
              Series A, Rev., Zero Coupon,
              05/01/15 (p)......................     1,901
                                                  --------
                                                     3,543
                                                  --------
Florida (0.5%):
  1,000     Miami-Dade County, Aviation, Miami
              International Airport, Series B,
              Rev., AMT, XLCA, 5.00%,
              10/01/15..........................     1,045
                                                  --------
Kansas (0.8%):
  1,000     Kansas City, Single Family Municipal
              Multiplier, Series A, Rev., FHLMC
              COLL, Zero Coupon, 12/01/14 (p)...       697
  1,390     Saline County, Single Family
              Mortgage Rev., Zero Coupon,
              12/01/15 (p)......................       925
                                                  --------
                                                     1,622
                                                  --------
Louisiana (0.5%):
  1,685     Jefferson Parish Home Mortgage
              Authority Rev., FGIC, Zero Coupon,
              05/01/17 (p)......................     1,035
                                                  --------
Missouri (0.5%):
  1,000     Missouri State Health & Educational
              Facilities Authority, SSM Health
              Care Series AA, Rev., MBIA, 6.40%,
              06/01/10..........................     1,116
                                                  --------
Ohio (93.4%):
  1,000     Adams County, School District, Adams
              & Highland County, GO, MBIA,
              5.45%, 02/06/06...................     1,022
  1,000     Avon Lake City School District, GO,
              FGIC, 5.50%, 12/01/09 (p).........     1,094
  1,280     Belmont County, Health Improvement,
              East Ohio Regional Hospital, Rev.,
              ACA, 5.25%, 01/01/08..............     1,318
            Bowling Green State University
    725     Rev., AMBAC, 5.65%, 06/01/06 (p)....       739
  1,000     Rev., FGIC, 5.75%, 06/01/10 (p).....     1,102
  1,095     Butler County, Sewer System, Rev.,
              FGIC, 5.25%, 12/01/09 (p).........     1,178
  1,250     Butler County Transportation
              Improvement District, Series A,
              Rev., FSA, 5.13%, 04/01/08........     1,316

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTIONS           VALUE
---------   ------------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,500     Cincinnati City School District,
              School Improvement, GO, MBIA,
              5.38%, 12/01/11 (p)...............  $  1,643
  1,000     City of Akron, Community Learning
              Centers, Series A, Rev., FGIC,
              5.25%, 12/01/13...................     1,088
            City of Akron, Sanitation Sewer
              System
  1,030     Rev., FGIC, 5.38%, 12/01/13.........     1,145
  1,070     Rev., FGIC, 5.50%, 12/01/12.........     1,190
  1,000     Rev., MBIA, 5.65%, 12/01/06 (p).....     1,031
  1,100     City of Akron, Various Purpose, GO,
              MBIA, 5.00%, 12/01/10.............     1,176
            City of Cleveland
  1,015     GO, AMBAC, 5.25%, 12/01/14..........     1,106
  1,000     GO, FGIC, 5.60%, 12/01/10 (p).......     1,104
  1,000     GO, MBIA, 5.75%, 08/01/11 City of
              Cleveland, Airport System.........     1,111
  1,000     Series A, Rev., AMT, FSA, 5.13%,
              01/01/08..........................     1,034
  2,000     Series A, Rev., FSA, 5.25%,
              01/01/10..........................     2,123
  1,220     City of Cleveland, Public Power
              System Rev., AMBAC, 5.50%,
              11/15/11..........................     1,332
            City of Cleveland, Capital
              Appreciation, First Mortgage
  2,000     Series A, Rev., MBIA, Zero Coupon,
              11/15/09..........................     1,741
  3,000     Series A, Rev., MBIA, Zero Coupon,
              11/15/11..........................     2,403
  1,000     City of Cleveland, Various Purpose,
              GO, Adj., MBIA, 5.00%, 12/01/10...     1,069
  1,340     City of Cleveland, Waterworks,
              Series I, Rev., FSA, 5.25%,
              01/01/08..........................     1,399
  2,200     City of Cleveland, Waterworks, First
              Mortgage, Series G, Rev., MBIA,
              5.50%, 01/01/13...................     2,370
    714     City of Columbus, Clintonville II
              Street Light Assessment, GO,
              4.40%, 09/01/15...................       720
  1,000     City of Columbus, Police, Firemen
              Disability, GO, 5.00%, 07/15/08
              (p)...............................     1,045
  1,000     City of Columbus, Sewer Improvement
              GO, 6.75%, 03/15/06 (p)...........     1,007
  1,265     City of Defiance, Waterworks System
              Improvements, GO, AMBAC, 5.65%,
              12/01/08..........................     1,364
  1,495     City of Newark, Capital Appreciation
              GO, FGIC, Zero Coupon, 12/01/11...     1,194
            City of Reading, St. Marys
              Educational Institute
  1,160     Rev., RADIAN, 5.65%, 02/01/10.......     1,235
  1,000     Rev., RADIAN, 5.70%, 02/01/10.......     1,062



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTIONS           VALUE
---------   ------------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $  890     City of Strongsville, GO, 6.70%,
              12/01/06 (p)......................  $    935
    110     City of Strongsville, Unrefunded
              Balance GO, 6.70%, 12/01/06.......       115
  1,000     City of Toledo, GO, AMBAC, 5.63%,
              12/01/06 (p)......................     1,041
  1,355     City of Toledo, School District,
              School Facilities Improvement, GO,
              FSA, SD CRED PROG, 5.00%,
              12/01/12..........................     1,466
  1,000     City of Toledo, Sewer System
              Improvement, Rev., MBIA, 5.25%,
              11/15/09..........................     1,079
  2,975     Clermont County, Waterworks, Sewer
              District, Rev., AMBAC, 5.25%,
              08/01/13..........................     3,237
            Cleveland Stadium Project
  2,325     Rev., COP, AMBAC, 5.25%, 11/15/07...     2,444
  5,250     Rev., COP, AMBAC, Zero Coupon,
              11/15/11..........................     4,204
    900     Cleveland-Cuyahoga County, Port
              Authority, Port Capital
              Improvement Project, Series A,
              Rev., 5.38%, 05/15/09.............       911
    795     Cleveland-Cuyahoga County, Port
              Authority, Port Cleveland Bond
              Fund, Series A, Rev., LOC: Fifth
              Third Bank, 6.25%, 05/15/11.......       831
    900     Cleveland-Cuyahoga County, Port
              Authority, Port Cleveland Bottle
              Supply Series B, Rev., LOC: Fifth
              Third Bank North West Ohio, 6.50%,
              11/15/11..........................       951
  2,400     Cuyahoga County, Series A, Rev.,
              6.00%, 07/01/13...................     2,667
  2,000     Cuyahoga County, Benjamin Rose
              Institute Project, Rev., 5.50%,
              12/01/08 (p)......................     2,130
  1,500     Cuyahoga County, Capital
              Appreciation Series A, GO, MBIA,
              Zero Coupon, 10/01/13.............     1,102
  1,665     Cuyahoga County, Hospital
              Improvement Series A, Rev.,
              MBIA-IBC, 5.63%, 02/06/06.........     1,701
  2,250     Cuyahoga County, Improvement,
              University Hospital Health, Series
              A, Rev., MBIA, 5.50%, 02/06/06....     2,299
  1,000     Cuyahoga County, Metrohealth System
              Series A, Rev., MBIA, 5.13%,
              02/15/07..........................     1,036
            Cuyahoga County, Multi-Family
              Housing, Clifton Plaza
    340     Rev., GNMA COLL, 3.40%, 06/20/10....       335

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTIONS           VALUE
---------   ------------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $  540     Rev., GNMA COLL, 4.15%, 06/20/15....  $    537
  1,000     Cuyahoga County, University School
              Project, Series B, Rev., Adj.,
              LOC: Keybank N.A., 5.30%,
              12/01/29..........................     1,051
  1,000     Cuyahoga County, Walker Center, Inc.
              Series I, Rev., AMBAC, 5.25%,
              07/01/08..........................     1,048
  1,500     Dayton City School District, School
              Facilities Construction &
              Improvement Series D, GO, FGIC,
              5.00%, 12/01/11...................     1,615
  1,125     Dublin City School District, School
              Facilities Construction &
              Improvement GO, 4.50%, 12/01/10...     1,178
    435     Erie County, Hospital Facilities,
              Firelands Regional Medical Center,
              Series A, Rev., 4.50%, 08/15/07...       440
  1,250     Franklin County Development,
              American Chemical Society Project,
              Rev., 5.50%, 10/01/09.............     1,327
  1,000     Franklin County, Economic
              Development, Capitol South
              Community Urban, Rev., 5.70%,
              06/01/10 (i)......................     1,041
  1,000     Franklin County, Health Care
              Presbyterian Services, Rev.,
              5.50%, 07/01/08...................     1,027
            Franklin County, Improvement
              Children's Hospital Project
  1,260     Rev., AMBAC, 5.50%, 05/01/11 (p)....     1,384
  1,290     Series A, Rev., 5.65%, 11/01/06.....     1,325
  1,065     Series A, Rev., 5.75%, 11/01/06.....     1,094
    800     Series A, Rev., 5.80%, 11/01/06.....       821
            Franklin County, Online Computer
              Library Center
  1,000     Rev., 5.00%, 04/15/09...............     1,041
  2,000     Series A, Rev., 5.00%, 10/01/08.....     2,065
  1,000     Greater Cleveland Regional
              Transportation Authority, GO,
              FGIC, 5.60%, 12/01/06 (p).........     1,031
  1,500     Greater Cleveland Regional
              Transportation Authority, Capital
              Improvement, Series R, GO, MBIA,
              5.00%, 12/01/08...................     1,569
  1,025     Hamilton County, Convention Facility
              Authority, Second Lien, Rev.,
              FGIC, 5.00%, 06/01/14.............     1,096
  1,000     Huron County, Correctional Facility
              Issue I Series I, GO, MBIA, 5.70%,
              12/01/07 (p)......................     1,064
  1,545     Kings Local School District, GO,
              MBIA, 5.00%, 06/01/15.............     1,643
  2,070     Lake Country, Building Improvement,
              GO, MBIA, 5.00%, 06/01/15.........     2,205



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 50

JPMORGAN OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTIONS           VALUE
---------   ------------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $1,400     Lake Local School District, School
              Improvement, GO, FSA, 5.00%,
              06/01/15..........................  $  1,502
  2,535     Lakota Local School District GO,
              FGIC, 5.10%, 12/01/08 (m).........     2,670
  1,120     Lebanon City School District, School
              Construction, GO, FSA, 5.00%,
              06/01/15..........................     1,195
  1,930     London City School District, School
              Facilities Construction &
              Improvement GO, FGIC, 5.25%,
              12/01/11..........................     2,092
  2,000     Lorain County Hospital, Catholic
              Healthcare Partners, Series S,
              Rev., MBIA, 5.63%, 09/01/07.......     2,100
  2,000     Lucas County, Hospital, Promedica
              Healthcare Obligation Group, Rev.,
              AMBAC, 5.63%, 11/15/09............     2,160
  2,430     Lucas County, Multi-Family Housing
              Neighborhood Properties, Inc.
              Project Rev., LOC: Keybank N.A.,
              5.20%, 11/01/08...................     2,493
  2,700     Mahoning Valley Sanitation District,
              Rev., FSA, 5.13%, 12/15/08 (m)....     2,847
  2,500     Middleburg Heights, Southwest
              General Health Center, Rev., FSA,
              5.70%, 08/15/08...................     2,677
  1,000     Middletown City School District,
              School Improvement, GO, FGIC,
              5.00%, 12/01/13...................     1,070
  1,000     Minster Local School District,
              School Facilities & Construction,
              GO, FSA, 5.50%, 12/01/10 (p)......     1,100
  1,000     Montgomery County, Chevy Chase
              Apartments, Rev., FHLMC, 4.60%,
              11/01/13..........................     1,008
  1,750     Montgomery County, Catholic Health
              Rev., 4.25%, 09/01/09.............     1,790
            Montgomery County, Grandview
              Hospital & Medical Center
  1,000     Rev., 5.35%, 12/01/07 (p)...........     1,054
  1,575     Rev., 5.65%, 12/01/07 (p)...........     1,691
    305     Ohio Capital Corp. For Housing
              Mortgage, Section 8 Assisted
              Series M, Rev., FHA, 5.90%,
              02/06/06..........................       305
            Ohio Housing Finance Agency,
              Residential Mortgage-Backed
              Securities
    370     Series C, Rev., GNMA COLL, 4.15%,
              09/01/06..........................       371

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTIONS           VALUE
---------   ------------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $  225     Series D, Rev., 4.20%, 09/01/10.....  $    228
  2,685     Ohio Housing Finance Agency, Single
              Family Mortgage, Rev., FGIC, FHA/
              VA/PRIV MTGS, Zero Coupon,
              01/15/15 (p)......................     1,713
            Ohio State Building Authority, State
              Facilities, Adult Correction
              Building
  2,480     Series A, Rev., 5.25%, 10/01/09
              (p)...............................     2,662
  1,000     Series A, Rev., AMBAC, 5.50%,
              04/01/07 (p)......................     1,037
  1,000     Series A, Rev., FSA, 5.50%,
              10/01/08..........................     1,056
  2,450     Series A, Rev., FSA, 5.50%,
              10/01/11..........................     2,682
  1,000     Ohio State Building Authority, State
              Facilities, Highway Safety
              Building Series A, Rev., AMBAC,
              5.38%, 04/01/07 (p)...............     1,035
  1,000     Ohio State Building Authority,
              Workers Compensation Facilities,
              Series A, Rev., FGIC, 5.00%,
              04/01/11..........................     1,071
            Ohio State Higher Educational
              Capital Facilities
  2,300     Series A, GO, FSA-CR, 5.25%,
              02/01/10..........................     2,448
  2,000     Series B, GO, 5.25%, 05/01/08.......     2,087
  3,750     Ohio State Higher Educational
              Facility Commission, Baldwin
              Capital Appreciation Higher
              Education, Rev., AMBAC, 4.95%,
              12/01/06 (p)......................     3,844
  1,000     Ohio State Higher Educational
              Facility Commission, Denison
              University Project Rev., 5.25%,
              11/01/06 (p)......................     1,026
            Ohio State Turnpike Commission
  1,500     Rev., 5.50%, 02/15/11...............     1,630
  5,155     Series A, Rev., FGIC, 5.50%,
              02/15/14 (m)......................     5,776
  1,000     Ohio State University, Series B,
              Rev., 5.25%, 06/01/13.............     1,088
  1,000     Ohio State University, General
              Receipts Series A, Rev., 5.50%,
              12/01/09 (p)......................     1,085
  2,510     Ohio State Water Development
              Authority, Fresh Water Service,
              Rev., AMBAC, 5.80%, 02/06/06
              (p)...............................     2,564
  2,370     Ohio State Water Development
              Authority, Loan Fund -- State
              Match Service Rev., 4.00%,
              06/01/09..........................     2,420
  1,205     Ohio State Water Development
              Authority, Pure Water, Series I,
              Rev., AMBAC, 7.00%, 01/23/06
              (p)...............................     1,285
  1,250     Ohio State Water Development
              Authority, State Match, Rev.,
              5.00%, 06/01/14...................     1,339



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTIONS           VALUE
---------   ------------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $2,250     Ohio State Water Development
              Authority, Water Control Loan
              Fund -- Water Quality Service,
              Rev., MBIA, 5.50%, 12/01/07 (p)...  $  2,362
    500     Olentangy Local School District, GO,
              BIG, 7.75%, 12/01/11..............       608
  1,000     Plain Local School District, GO,
              FGIC, 5.80%, 06/01/11.............     1,105
  2,550     RiverSouth Authority, Redevelopment
              Series A, Rev., 5.00%, 12/01/15...     2,729
  1,000     Sandusky County, Hospital Facility,
              Rev., 5.10%, 01/01/08.............     1,013
    630     Shaker Heights City School District
              Series A, GO, 7.10%, 12/15/10.....       696
  1,260     Southwest Licking Local School
              District GO, FGIC, 5.75%,
              12/01/14..........................     1,445
  1,710     Springfield County School District,
              Clark County, Capital
              Appreciation, GO, AMBAC, Zero
              Coupon, 12/01/12..................     1,305
  1,000     State of Ohio, Baldwin Higher
              Educational Facility, Wallace
              College Project, Rev., 5.50%,
              06/01/14..........................     1,068
            State of Ohio, Common Schools
  2,765     Series A, GO, 5.00%, 09/15/08.......     2,884
  1,250     Series B, GO, 5.00%, 03/15/14.......     1,334
  1,205     Series A, GO, 5.25%, 09/15/12.......     1,320
  1,630     State of Ohio, Common Schools,
              Capital Facilities, Series B, GO,
              5.50%, 09/15/08...................     1,721
  1,110     State of Ohio, Conservation Project
              Series A, GO, 4.00%, 09/01/10.....     1,137
            State of Ohio, Infrastructure
              Improvements
  1,955     GO, 5.75%, 02/01/10 (p).............     2,128
  1,500     Series D, GO, 5.00%, 03/01/14.......     1,597
            State of Ohio, Mental Health Capital
              Facilities II Series B, Rev.,
              5.50%, 06/01/11...................     1,622
  1,000     State of Ohio, University of Dayton
              2001 Rev., AMBAC, 5.38%,
              06/01/11..........................     1,083
  1,000     Summit County Port Authority,
              Twinsburg Project, Series D, Rev.,
              5.13%, 05/15/15...................       999
            Toledo Lucas County, Port Authority
              Development, Northwest Ohio Bond
              Fund
    855     Series B, Rev. LOC: Fifth Third Bank
              North West Ohio, 6.13%, 11/15/09..       919

PRINCIPAL
 AMOUNT            SECURITY DESCRIPTIONS           VALUE
---------   ------------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $  625     Series E, Rev., 6.10%, 11/15/10.....  $    652
    550     Series F, Rev., 6.00%, 11/15/07.....       560
  1,675     Toledo Lucas County, Port Authority
              Development, Northwest Ohio Bond
              Fund, Superior, Series A, Rev.,
              5.10%, 05/15/09...................     1,709
            University of Cincinnati, General
              Receipts..........................
  1,500     Series A, Rev., AMBAC, 5.00%,
              06/01/14..........................     1,613
  1,000     Series W, Rev., 5.75%, 06/01/06
              (p)...............................     1,020
  1,135     University of Toledo, General
              Receipts Rev., FGIC, 5.25%,
              06/01/11..........................     1,214
  1,000     West Geauga Local School District,
              School Improvement, GO, AMBAC,
              5.00%, 11/01/10...................     1,070
  1,680     Westerville City School District,
              GO, MBIA, 5.25%, 06/01/11 (p).....     1,821
  1,905     Westlake City School District,
              Capital Appreciation, School
              Improvement Series A, GO, FGIC,
              Zero Coupon, 12/01/15.............     1,246
  1,690     Youngstown City School District,
              Classroom Facilities & School
              Improvement, GO, FSA SD CRED PROG,
              5.00%, 12/01/14...................     1,801
                                                  --------
                                                   201,529
                                                  --------
Texas (0.7%):
  2,500     Southeast Texas Housing Finance
              Corp. Rev., MBIA VA MTGS VEREX,
              Zero Coupon, 09/01/17 (p).........     1,506
                                                  --------
Washington (0.5%):
  1,000     State of Washington Series A & AT-6,
              GO, 6.25%, 02/01/11...............     1,083
                                                  --------
West Virginia (0.5%):
  1,000     West Virginia Economic Development
              Authority, Public & Juvenile
              Correctional Facility, Series A,
              Rev., MBIA, 4.25%, 06/01/09.......     1,028
                                                  --------
  Total Municipal Bonds
    (Cost $205,226).............................   215,103
                                                  --------
TOTAL INVESTMENTS (99.7%)
  (Cost $205,226)                                  215,103
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)           638
                                                  --------
 NET ASSETS (100.0%)                              $215,741
                                                  ========

------------
Percentages indicated are based on net assets.



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 52

JPMORGAN SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS (95.7%):
MUNICIPAL BONDS (95.7%):
Alabama (0.5%):
 $   250    Alabama Public Housing Authorities
            Series A, Rev., FSA, 3.50%,
              01/01/10........................  $    251
   1,510    Birmingham Airport Authority,
              Series B, AMT, Rev., FSA, 5.00%,
              07/01/09........................     1,576
            St. Clair County Board of
              Education, School Tax
              Anticipation
     155    Series B, FSA, 3.50%, 02/01/13           151
     215    Series B, FSA, 3.60%, 02/01/14           210
                                                --------
                                                   2,188
                                                --------
Alaska (1.2%):
   1,945    Alaska Energy Authority Power,
              Bradley Lake Third Series
              Third Series, Rev., FSA, 6.00%,
              07/01/09........................     2,108
            Alaska Student Loan Corp.
     250    Series A, Rev., AMBAC, 5.35%,
              07/01/08........................       256
   2,915    Series A, Rev., AMBAC, 5.65%,
              07/01/12........................     2,998
                                                --------
                                                   5,362
                                                --------
Arizona (4.1%):
   1,365    City of Sedona, Excise Tax, Rev.,
              MBIA, 5.00%, 07/01/08...........     1,420
   1,000    City of Tuscon, GO, FGIC, 6.40%,
              07/01/08........................     1,073
     410    Gila County, IDA, Cobre Valley
              Community Hospital, Rev., ACA,
              5.38%, 12/01/07.................       423
  11,705    Maricopa County, IDA, Coral Point
              Apartments Project, Series A,
              Rev., Adj., 4.95%, 03/01/28
              (m).............................    11,832
   1,260    Maricopa County, IDA, Correctional
              Facilities, Phoenix West Prison,
              Rev., ACA, 3.50%, 07/01/08......     1,253
   1,000    Salt River Project, Agricultural
              Improvement & Power
              Distribution, Electric Systems,
              Series C, Rev., 6.50%,
              01/01/09........................     1,089
     890    Tucson & Pima Counties, IDA,
              Mortgage Backed Securities
              Program Series 1A, Rev., Adj.,
              GNMA/FNMA COLL, 7.45%, 07/01/33        903
                                                --------
                                                  17,993
                                                --------

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Arkansas (0.5%):
            Northwest Regional Airport
              Authority
 $ 1,090    Rev., ACA, 4.00%, 02/01/07........  $  1,093
   1,005    Rev., ACA, 4.00%, 02/01/09........     1,009
                                                --------
                                                   2,102
                                                --------
California (2.3%):
            California Statewide Communities
              Development Authority, Kaiser
              Permanent
   1,850    Series C, Rev., Adj., 3.85%,
              08/01/31........................     1,852
   4,000    Series G, Rev., Adj., 2.30%,
              04/01/34........................     3,927
   1,210    Orange County, Water District
              Series B, COP, MBIA, 4.50%,
              08/15/09........................     1,257
            State of California
   1,875    GO, 5.00%, 03/01/08...............     1,937
   1,000    GO, 6.25%, 09/01/07...............     1,046
                                                --------
                                                  10,019
                                                --------
Colorado (3.9%):
   6,000    Arapahoe County Water & Wastewater
              Authority, Series C, Rev., Adj.,
              LOC: BNP Paribas, 3.12%,
              12/01/23........................     5,884
     525    Colorado Health Facilities
              Authority, Denver Options, Inc.
              Project, Rev., ACA, 4.25%,
              02/01/07........................       529
            Colorado Housing & Finance
              Authority, Multi-Family Project
     880    Series C-3, Class I, AMT, Rev.,
              3.15%, 10/01/06.................       878
     905    Series C-3, Class I, AMT, Rev.,
              3.50%, 10/01/07.................       905
   2,500    Countrydale Metropolitan District
              GO, Adj., LOC: Compass Bank,
              3.50%, 12/01/32.................     2,484
            Delta County, Memorial Hospital
              District Enterprise
   1,065    Rev., 3.75%, 09/01/07.............     1,061
   1,025    Rev., 4.10%, 09/01/08.............     1,026
   1,155    Rev., 4.45%, 09/01/09.............     1,169



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 1,145    Denver City & County, Metropolitan
              Mayors Caucus, Series A, Rev.,
              Adj., GNMA/FNMA/FHLMC COLL,
              6.35%, 11/01/30.................  $  1,154
   1,570    Denver City & County, Various
              Purpose Series B, GO, 5.75%,
              08/01/08........................     1,664
     545    El Paso County, Series A, Rev.,
              6.20%, 11/01/24.................       552
                                                --------
                                                  17,306
                                                --------
Connecticut (1.5%):
       5    City of New Haven, Series C, GO,
              5.00%, 11/01/08.................         5
     995    City of New Haven, Unrefunded
              Balance, Series C, GO, 5.00%,
              11/01/08........................     1,040
            State of Connecticut
   3,000    Series B, 5.25%, 06/15/09.........     3,180
   2,395    Series B, GO, 5.75%, 11/01/09
              (p).............................     2,606
                                                --------
                                                   6,831
                                                --------
Delaware (1.2%):
   5,250    Delaware State Health Facilities
              Authority, Rev., Adj., LOC: PNC
              Bank N.A., 2.25%, 06/01/32......     5,171
                                                --------
District of Columbia (1.7%):
   1,095    District of Columbia, Unrefunded
              Balance, Series A, GO, MBIA-IBC,
              6.00%, 06/01/07.................     1,111
   1,490    District of Columbia, Unrefunded
              Balance 2001, Series B, GO, FSA,
              5.50%, 06/01/07.................     1,535
   4,500    Washington D.C. Convention Center
              Authority, Senior Lien, Rev.,
              AMBAC, 5.25%, 10/01/08..........     4,719
                                                --------
                                                   7,365
                                                --------
Florida (6.9%):
   1,185    City of Atlantic Beach, Fleet
              Landing Project, Rev., ACA,
              5.25%, 10/01/08.................     1,233
   2,050    Escambia County, Housing Finance
              Authority, Multi-County Program
              Series A, Rev., GNMA/FNMA COLL,
              2.63%, 10/01/09.................     1,985
  15,000    Florida Educational Loan Marketing
              Corp., Sub-Series D-1, AMT,
              Rev., Adj., GTD STD LNS, 3.24%,
              12/01/38 (m)....................    15,000

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $   670    Florida Housing Finance Corp.,
              Homeowner Mortgage, Series 2,
              AMT, Rev., FSA, 4.35%,
              07/01/07........................  $    670
   1,550    Hillsborough County, Housing
              Finance Authority, Multi-Family,
              Oaks at Riverview Project,
              Series B, Rev., 2.13%,
              01/01/07........................     1,519
  10,000    University Athletic Association,
              Inc., Athletic Program, Rev.,
              Adj., LOC: Suntrust Bank, 3.50%,
              10/01/31 (m)....................    10,000
                                                --------
                                                  30,407
                                                --------
Georgia (2.4%):
   2,400    Cobb County, Water & Sewer, Rev.,
              5.00%, 07/01/06.................     2,422
   1,290    Gainesville & Hall County,
              Hospital Authority, Northeast
              Health Systems, Inc. Project.,
              Rev., 3.75%, 05/15/06...........     1,291
   1,000    Georgia Municipal Electric
              Authority Power, Series D, Rev.,
              6.00%, 01/01/06.................     1,000
   1,000    Henry County, GO, 4.00%,
              07/01/06........................     1,004
            Monroe County, Development
              Authority, Oglethorpe Power
              Corp.
     905    Series A, Rev., MBIA-IBC, 6.70%,
              01/01/09........................       988
     500    Series A, Rev., MBIA-IBC, 6.75%,
              01/01/10........................       559
   3,000    State of Georgia GO, 6.25%,
              09/01/08........................     3,227
                                                --------
                                                  10,491
                                                --------
Hawaii (2.9%):
   2,000    Honolulu City & County, GO,
              MBIA-IBC, 5.45%, 09/11/08 (p)        2,102
            State of Hawaii, Airports System
   5,850    Rev., AMT, FGIC, 5.00%, 07/01/07..     5,977
   4,560    Rev., AMT, FGIC, 5.50%, 07/01/07..     4,692
                                                --------
                                                  12,771
                                                --------
Illinois (4.3%):
   4,345    Chicago Board of Education, Lease
              Certificates, Series A, COP,
              MBIA, 6.25%, 01/01/08...........     4,585
   2,000    Chicago Capital Appreciation,
              Central Loop Project, Series A,
              GO, XLCA, Zero Coupon,
              12/01/08........................     1,803



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 54

JPMORGAN SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $ 1,825    Chicago Central Loop
              Redevelopment, Tax Allocation,
              Series A, ACA, 6.50%,
              12/01/08........................  $  1,957
   1,100    Chicago O'Hare International
              Airport, General Apartment,
              Third Lien, Series D-3R, 3.50%,
              01/01/06........................     1,100
   2,250    Chicago O'Hare International
              Airport, Third Lien, Series A,
              Rev., MBIA, 5.00%, 01/01/09.....     2,347
     570    City of Chicago, Project &
              Refunding Series A, GO, AMBAC,
              5.00%, 01/01/07.................       580
     790    City of Glenview, Multi-Family
              Housing, Valley Lo Towers II
              Project, Rev., FNMA, 5.20%,
              12/01/27........................       806
   1,000    Cook County Forest Preservation
              District GO, AMBAC, 5.00%,
              11/15/09........................     1,057
   1,450    Kane County, School District No.
              129 Aurora West Side, Series A,
              GO, MBIA, 6.50%, 02/01/08.......     1,539
   1,485    Lake County, Community
              Consolidated School District No.
              73 Hawthorn, Capital
              Appreciation 2002, GO, FGIC,
              Zero Coupon, 12/01/06...........     1,440
   1,675    Winnebago County, School District
              No. 122 Harlem-Loves Park, GO,
              FGIC, 6.55%, 06/01/09...........     1,838
                                                --------
                                                  19,052
                                                --------
Indiana (4.8%):
   5,000    City of Lawrenceburg, Power Co.
              Project, Series C, Rev., Adj.,
              2.63%, 10/01/19.................     4,957
   2,500    Indiana Development Finance
              Authority, PCR, Southern Indiana
              Gas & Electric Series A, Rev.,
              Adj., 4.75%, 03/01/25...........     2,504
   2,500    Indiana Development Finance
              Authority, Southern Indiana Gas
              & Electric Series C, Rev., Adj.,
              AMT, 5.00%, 03/01/30............     2,503
   1,055    Indiana Educational Facilities
              Authority, Bulter University
              Project, Rev., MBIA, 4.75%,
              02/01/08........................     1,084

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $ 8,350    Indiana Health Facility Financing
              Authority, Parkview Health
              System Obligation, 3.35%,
              05/01/20........................  $  8,350
            New Albany School District, Floyd
              County School Building Corp.,
              First Mortgage
     635    Rev., FGIC, 5.00%, 01/15/09.......       664
   1,305    Rev., FGIC, 5.00%, 01/15/10.......     1,378
                                                --------
                                                  21,440
                                                --------
Kansas (0.3%):
   1,250    City of Lawrence, Series 2005-I,
              GO, 4.00%, 10/01/06.............     1,257
                                                --------
Kentucky (0.1%):
     300    Kentucky Housing Corp., Series I,
              AMT, Rev., FHA, 5.45%,
              07/01/08........................       306
                                                --------
Louisiana (1.2%):
     560    Louisiana Housing Finance Agency,
              Single Family Home Owner, Series
              B-2, Rev., GNMA/FNMA COLL FHA,
              6.20%, 12/01/29.................       569
   3,500    Louisiana Public Facilities
              Authority, Ochsner Clinic
              Foundation Project Series A,
              Rev., MBIA, 4.00%, 05/15/06.....     3,507
            Parish of St. Mary, Solid Waste
     225    Rev., 5.40%, 03/01/08.............       230
     280    Rev., 5.40%, 03/01/09.............       288
     295    Rev., 5.40%, 03/01/10.............       304
     310    Rev., 5.40%, 03/01/11.............       321
                                                --------
                                                   5,219
                                                --------
Massachusetts (8.4%):
            Bridgewater-Raynham Regional
              School District
   8,450    GO, 4.00%, 09/01/06...............     8,487
  10,000    GO, 4.13%, 09/01/06...............    10,052
   5,700    City of Quincy, Rev., Adj., FSA,
              7.17%, 01/15/11.................     5,718
     750    Commonwealth of Massachusetts,
              Series B, GO, 6.50%, 08/01/08
              (p).............................       804
   2,940    Massachusetts Development Finance
              Agency, VOA Ayer Ltd.
              Partnership Series 1, AMT, Rev.,
              LOC: Fleet National Bank, 2.85%,
              12/01/06........................     2,911
   6,025    Massachusetts Housing Finance
              Agency, Single Family Notes
              Rev., AMT, 4.00%, 12/01/07......     6,068



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Massachusetts, continued:
            New Bedford Housing Authority,
              Capital Funding Program
 $   590    Series A, Rev., 2.05%, 10/01/06...  $    582
     605    Series A, Rev., 2.40%, 10/01/07...       592
     620    Series A, Rev., 2.70%, 10/01/08...       604
     635    Series A, Rev., 3.00%, 10/01/09...       621
     655    Series A, Rev., 3.20%, 10/01/10...       643
                                                --------
                                                  37,082
                                                --------
Michigan (2.7%):
            Michigan State Building Authority,
              Facilities Program
   1,000    Series I, Rev., 5.00%, 10/15/06...     1,014
   3,625    Series I, Rev., 5.50%, 10/15/10
              (p).............................     3,948
   2,925    Michigan State Hospital Finance
              Authority, Ascension Health
              Credit Series B, Rev, Adj.,
              5.30%, 11/15/33.................     2,969
   1,695    Michigan Strategic Fund, Ford
              Motor Co. Project, Series A,
              Rev., 7.10%, 02/01/06...........     1,694
   1,240    Saginaw Hospital Finance
              Authority, Covenant Medical
              Center, Series G, Rev., 4.75%,
              07/01/08........................     1,270
   1,000    Traverse City Area Public Schools,
              GO, FGIC, 4.35%, 05/01/08.......     1,023
                                                --------
                                                  11,918
                                                --------
Minnesota (0.7%):
   2,200    Hopkins Independent School
              District No. 270, Series B, GO,
              SD CRED PROG, 4.00%, 02/01/08...     2,231
   1,020    Mounds View Independent School
              District No. 621, Series A, GO,
              SD CRED PROG, 5.00%, 02/01/08...     1,055
                                                --------
                                                   3,286
                                                --------
Mississippi (1.3%):
   4,540    Biloxi Housing Authority, Cadel
              Point Senior Village, Rev., FSA,
              3.25%, 12/01/07.................     4,483
   1,500    Mississippi Business Financial
              Corp., Waste Management, Inc.
              Project Rev., Adj., 2.30%,
              03/01/27........................     1,495
                                                --------
                                                   5,978
                                                --------
Missouri (1.5%):
            City of St. Louis, St. Louis
              International Airport
   1,115    Series A, Rev., FSA, 5.00%,
              07/01/07........................     1,143

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Missouri, continued:
 $ 2,500    Series A, Rev., FSA, 5.00%,
              07/01/09........................  $  2,628
   1,340    Missouri Development Finance Board
              Infrastructure, Public Safety
              Improvement, Series D, Rev.,
              5.00%, 03/01/08.................     1,381
            Riverview Gardens School District,
              Capital Appreciation
      75    GO, FSA, Zero Coupon, 04/01/09....        67
   1,090    GO, FSA, Zero Coupon, 04/01/10....       929
     665    GO, FSA, Zero Coupon, 04/01/11....       543
                                                --------
                                                   6,691
                                                --------
Nebraska (0.5%):
   1,075    Omaha Public Power District
              Electric Series D, Rev., 5.10%,
              02/01/08........................     1,113
   1,000    State of Nebraska, Information
              Systems Project COP, 4.40%,
              07/01/08........................     1,025
                                                --------
                                                   2,138
                                                --------
New Hampshire (1.0%):
   4,000    New Hampshire Business Finance
              Authority, Series A, Rev., Adj.,
              3.50%, 07/01/27.................     3,916
     435    New Hampshire Health & Education
              Facilities Authority, Portsmouth
              Academy, Rev., ACA, 3.65%,
              07/01/08........................       431
                                                --------
                                                   4,347
                                                --------
New Jersey (3.2%):
   1,105    New Jersey State Educational
              Facilities Authority, Fairleigh
              Dickinson University, Series D,
              Rev., ACA, 5.00%, 07/01/07......     1,126
   4,000    New Jersey Transportation Trust
              Fund Authority, Transportation
              Systems Series A, Rev., MBIA,
              5.25%, 12/15/09.................     4,255
            South Jersey Port Corp.
   2,435    AMT, Rev., 5.00%, 01/01/06........     2,435
   2,555    AMT, Rev., 5.00%, 01/01/07........     2,590
   2,685    AMT, Rev., 5.00%, 01/01/08........     2,750
   1,000    State of New Jersey, Series F, GO,
              5.50%, 08/01/08.................     1,053
                                                --------
                                                  14,209
                                                --------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 56

JPMORGAN SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
New Mexico (3.0%):
 $10,000    New Mexico Educational Assistance
              Foundation, Student Loan Program
              Series B-1, Rev., 3.20%,
              11/01/25........................  $ 10,000
   3,380    New Mexico State Highway
              Commission, Sub Lien, Series A,
              Rev., 5.00%, 06/15/09 (p).......     3,544
                                                --------
                                                  13,544
                                                --------
New York (3.0%):
            New York City
     690    GO, 6.00%, 08/01/06...............       711
   1,000    Series A, GO, 6.25%, 8/01/06
              (p).............................     1,032
     235    Series E, GO, 6.00%, 8/01/06
              (p).............................       242
       5    Series F, GO, 5.38%, 02/01/08.....         5
     495    Series F, GO, 5.38%, 08/01/19.....       516
     245    Series L, MBIA, 5.20%, 08/01/07
              (p).............................       255
            New York City, Unrefunded Balance
   2,565    Series A, GO, 6.25%, 08/01/09.....     2,645
   1,280    Series L, GO, MBIA, 5.20%,
              08/01/08........................     1,329
   2,000    New York State Dormitory
              Authority, Mount Sinai School of
              Medicine Rev., MBIA, 5.00%,
              07/01/09........................     2,096
   1,810    New York State Urban Development
              Corp., State Facilities, Rev.,
              5.70%, 04/01/09.................     1,930
   2,525    Tobacco Settlement Financing
              Authority Series B-1, Rev.,
              4.00%, 06/01/07.................     2,544
                                                --------
                                                  13,305
                                                --------
North Carolina (0.6%):
            North Carolina Medical Care
              Commission, First Mortgage,
              Deerfield
   1,000    Series A, Rev., 3.13%, 11/01/09...       977
   1,500    Series A, Rev., 3.38%, 11/01/10...     1,474
     150    Robeson County, Industrial
              Facilities & Pollution Control
              Financing Authority, Campbell
              Soup Co. Project, Rev., 6.40%,
              12/01/06........................       154
                                                --------
                                                   2,605
                                                --------
North Dakota (0.3%):
            North Dakota State Housing Finance
              Agency, Housing Finance
     825    Series B, Rev., 2.95%, 07/01/07...       819
     580    Series B, Rev., 3.30%, 07/01/08...       577
                                                --------
                                                   1,396
                                                --------

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio (4.8%):
 $ 1,220    Belmont County, East Regional
              Hospital Rev., ACA, 5.00%,
              01/01/07........................  $  1,237
            Celina City School District
     820    GO, MBIA, Zero Coupon, 12/01/11...       654
     800    GO, MBIA, Zero Coupon, 12/01/12...       610
     615    Cleveland-Cuyahoga County Port
              Authority, Bond Fund Program,
              Myers University Project, Series
              E, Rev., 4.65%, 05/15/14........       619
   6,000    Cleveland-Cuyahoga County Port
              Authority, Rock & Roll Hall of
              Fame Project, Rev, FSA, 3.60%,
              12/01/14........................     5,949
            Columbus Regional Airport
              Authority, Joseph Knight Towers
              Projects
     230    Series A, Rev., GNMA COLL, 3.60%,
              02/20/09........................       229
     480    Series A, Rev., GNMA COLL, 4.30%,
              02/20/14........................       480
   1,690    Ohio State Building Authority,
              State Facilities, Adult
              Correction Building Series A,
              Rev., 5.75%, 04/01/09...........     1,811
   3,000    Ohio State Mental Health Capital
              Facilities Series II-A, Rev.,
              AMBAC, 4.00%, 08/01/09..........     3,061
   1,000    Ohio State Water Development
              Authority, Water Control Loan
              Fund -- State Match Service
              Rev., 5.50%, 06/01/08...........     1,050
   5,100    Summit County Port Authority,
              Eastland Woods Project, Series
              C, Rev., 2.65%, 11/01/06........     5,050
     640    Warren Housing Development Corp.,
              Housing Section 8 Assisted
              Project Rev., LOC: Federal Home
              Loan Bank, 3.75%, 01/01/07......       642
                                                --------
                                                  21,392
                                                --------
Oklahoma (0.5%):
   1,115    Oklahoma State Capital Improvement
              Authority, Series B, Rev., MBIA,
              5.00%, 06/01/08.................     1,159
   1,005    Oklahoma State Housing Finance
              Agency, Series B-2, Rev., AMT,
              GNMA/FNMA COLL, 6.80%,
              09/01/26........................     1,016
                                                --------
                                                   2,175
                                                --------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Oregon (0.9%):
 $ 4,220    MMA Financial CDD Senior
              Securitization Trust, Harmony
              Pass Through Certificates,
              Series A, Rev., Adj., LOC:
              Compass Bank, 3.38%, 05/01/32...  $  4,186
                                                --------
Pennsylvania (2.1%):
   1,000    Allegheny County Sanitation
              Authority 6.00%, 12/01/07 (p)...     1,067
   1,000    City of Philadelphia, Gas Works
              Series A-1, Rev., FSA, 5.00%,
              09/01/09........................     1,051
   3,935    Delaware River Joint Toll Bridge
              Commission Rev., 5.00%,
              07/01/06........................     3,970
   1,265    Erie Higher Education Building
              Authority, Gannon University
              Project Series F, Rev., Adj.,
              LOC: PNC Bank N.A., 2.25%,
              07/01/13........................     1,243
     145    Pennsylvania Sate Housing Finance
              Agency, Single Family Mortgage
              Series 65A, Rev., AMT, 4.60%,
              10/01/08........................       148
     400    Pennsylvania State Higher
              Educational Facilities
              Authority, Allegheny Delaware
              Obligation, Series A, Rev.,
              MBIA, 5.60%, 11/15/09...........       427
   1,315    Pennsylvania State Higher
              Educational Facilities
              Authority, Association
              Independent Colleges, Series E1,
              Rev., Adj., LOC: PNC Bank N.A.,
              2.00%, 11/01/19.................     1,295
                                                --------
                                                   9,201
                                                --------
Puerto Rico (2.1%):
   7,955    Commonwealth of Puerto Rico,
              Public Improvement, Series C,
              GO, Adj., RADIAN-IBC, 5.00%,
              07/01/18 (m)....................     8,215
   1,295    Commonwealth of Puerto Rico,
              Unrefunded Balance, Public
              Improvement, Series A, GO,
              5.00%, 07/01/08.................     1,338
                                                --------
                                                   9,553
                                                --------

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
South Carolina (1.0%):
 $ 1,160    Charleston County School District
              Development Corp., Series B, GO,
              SCSDE, 5.00%, 02/01/10..........  $  1,230
   3,200    South Carolina State Education
              Assistance Authority, Series
              A-2, Rev., Adj., GTD STD LNS,
              3.18%, 03/01/10.................     3,200
                                                --------
                                                   4,430
                                                --------
South Dakota (1.1%):
   5,000    South Dakota Housing Development
              Authority, Homeownership
              Mortgage Series I, Rev., AMT,
              4.50%, 12/15/06.................     5,045
                                                --------
Tennessee (2.1%):
   2,500    Knox County Health Educational &
              Housing Facilities Board, Rev.,
              MBIA, 7.25%, 01/01/08...........     2,683
   1,000    Tennessee Energy Acquisition Corp.
              Series B, Rev., AMBAC, 5.00%,
              09/01/07........................     1,026
   5,895    Tennessee Housing Development
              Agency, Homeownership Program
              Issue 3A, Rev., AMT, GO, Zero
              Coupon, 07/01/07................     5,525
                                                --------
                                                   9,234
                                                --------
Texas (6.2%):
   2,885    Brazos River Authority, Pollution
              Control, Utilities Electric Co.,
              Series B, Rev., Adj., 5.05%,
              06/01/30........................     2,903
            Brazos River Harbor Navigation
              District, Dow Chemical Co.
              Project
   2,900    Series A-3, AMT, Rev., Adj.,
              4.95%, 05/15/33.................     2,956
   4,600    Series B-2, Rev., Adj., 4.75%,
              05/15/33........................     4,687
     975    City of Arlington, Permanent
              Improvement, GO, 5.00%, 08/15/07
              (p).............................     1,001
            City of Austin, Independent School
              District, Capital Appreciation
   1,035    GO, FGIC, Zero Coupon, 08/01/10...       869
   1,205    GO, FGIC, Zero Coupon, 08/01/11...       969
   1,530    City of El Paso, Water & Sewer,
              Rev., AMBAC, 5.00%, 03/01/07....     1,560



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 58

JPMORGAN SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 1,195    Keller Higher Education Facilities
              Corp. Series A, Rev., RADIAN,
              4.25%, 06/01/08.................  $  1,210
  10,000    State of Texas, GO, TRAN, 4.50%,
              08/31/06........................    10,079
   1,000    Texas Public Finance Authority,
              Unemployment Compensation
              Assessment, Series A, Rev., FSA,
              5.00%, 06/15/08.................     1,039
                                                --------
                                                  27,273
                                                --------
Virginia (2.1%):
   1,000    Big Stone Gap Redevelopment &
              Housing Authority, Rev., 5.00%,
              09/01/08........................     1,040
   2,000    Louisa Industrial Development
              Authority, Electric & Power Co.
              Project, Series A, Rev., Adj.,
              2.35%, 09/01/30.................     1,956
   2,000    Peninsula Ports Authority,
              Dominion Term Association
              Project, Rev., Adj., 3.30%,
              10/01/33........................     1,977
   2,985    Virginia Beach Development
              Authority, Sentara Health
              Systems, Rev., 5.25%,
              11/01/10........................     3,143
            Virginia Housing Development
              Authority, Rental Housing
     650    Series F, AMT, Rev., 4.30%,
              05/01/06........................       652
     650    Series F, AMT, Rev., 4.40%,
              05/01/07........................       657
                                                --------
                                                   9,425
                                                --------
Washington (4.2%):
   1,000    Energy Northwest Electric, Rev.,
              MBIA, 5.00%, 07/01/10...........     1,061
   2,835    King County, Limited Tax, Series
              B, GO, 4.00%, 01/01/09..........     2,885
   1,500    Lewis County, Public Utility
              District No. 1, Rev., XLCA,
              5.00%, 10/01/09.................     1,576

 SHARES
   OR
PRINCIPAL
 AMOUNT            SECURITY DESCRIPTION          VALUE
---------   ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
            Washington Public Power Supply
              System
 $ 2,500    Series A, Rev., 5.75%, 07/01/08...  $  2,641
   2,000    Series A, Rev., 6.10%, 07/01/06...     2,028
   3,735    Series A, Rev., MBIA-IBC, Zero
              Coupon, 07/01/07 (p)............     3,549
   1,475    Washington Public Power Supply
              System, Compound Interest,
              Series A, Rev., Zero Coupon,
              07/01/07 (p)....................     1,402
   3,550    Washington Public Power Supply
              System, Unrefunded Balance,
              Compound Interest, Series A,
              Rev., Zero Coupon, 07/01/07.....     3,367
                                                --------
                                                  18,509
                                                --------
Wisconsin (2.2%):
   7,400    Badger Tobacco Asset
              Securitization Corp., Asset
              Backed, Rev., 5.00%, 06/01/08
              (m).............................     7,523
   2,000    State of Wisconsin, Series A, GO,
              5.00%, 05/01/07.................     2,044
                                                --------
                                                   9,567
                                                --------
Wyoming (0.4%):
   1,620    Teton County Hospital District,
              Rev., 5.25%, 12/01/06 (i).......     1,628
                                                --------
  Total Municipal Bonds
    (Cost $426,890)                              423,397
                                                --------
SHORT-TERM INVESTMENT (3.7%):
INVESTMENT COMPANY (3.7%):
  16,491    JPMorgan Tax Free Money Market
              Fund (b)
              (Cost $16,491)                      16,491
                                                --------
TOTAL INVESTMENTS (99.4%)
  (Cost $443,381)                                439,888
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)       2,604
                                                --------
NET ASSETS (100.0%)                             $442,492
                                                ========

------------
Percentages indicated are based on net assets.



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS (97.9%):
MUNICIPAL BONDS (97.9%):
Alabama $(0.9%):
 $8,000     Alabama State Public School &
              College Authority, Capital
              Improvement, Series C, Rev.,
              5.75%, 07/01/17..............  $    8,670
                                             ----------
Alaska (1.1%):
            Alaska Energy Authority, Power,
              Bradley Lake
  3,485     Fourth Series, Rev., FSA,
              6.00%, 07/01/17..............       4,063
  3,915     Fourth Series, Rev., FSA,
              6.00%, 07/01/19..............       4,622
  2,000     City of Anchorage, Schools
              Series B, GO, FGIC, 5.88%,
              12/01/10 (p).................       2,216
                                             ----------
                                                 10,901
                                             ----------
Arizona (2.5%):
            Arizona School Facilities
              Board, State School Trust
  2,290     Series A, Rev., AMBAC, 5.25%,
              07/01/11.....................       2,485
  4,360     Series A, Rev., AMBAC, 5.75%,
              07/01/17.....................       4,939
  2,375     Series A, Rev., AMBAC, 5.75%,
              07/01/18.....................       2,685
  2,450     Arizona State Transportation
              Board Sub-Series A, Rev,
              5.25%, 07/01/12..............       2,680
  1,000     Maricopa County, Unified School
              District No. 89-Dysart, GO,
              FGIC, 5.25%, 07/01/20........       1,131
    450     Maricopa County, Unified School
              District No. 89-Dysart,
              School Improvement Project of
              2002 Series B, GO, FSA,
              5.25%, 07/01/14 (p)..........         498
  2,000     Pima County, Unified School
              District No. 1 Tucson,
              Project of 2004 Series A, GO,
              FSA, 4.50%, 07/01/21.........       2,034
  2,495     Salt River Project,
              Agricultural Improvement &
              Power District, Salt River
              Project Series C, Rev.,
              5.00%, 01/01/10..............       2,642
  1,090     Show Low IDA, Navapache
              Regional Medical Center
              Series A, Rev., ACA, 5.25%,
              12/01/10.....................       1,140

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
            University of Arizona
 $2,190     Series A, COP, AMBAC, 5.00%,
              06/01/17.....................  $    2,345
  2,240     Series B, COP, AMBAC, 5.00%,
              06/01/17.....................       2,398
                                             ----------
                                                 24,977
                                             ----------
California (11.1%):
            California Health Facilities
              Funding Authority, Marshall
              Medical Center
  2,200     Series A, Rev, CA MTG INS,
              5.00%, 11/01/24..............       2,281
  2,000     Series A, Rev, CA MTG INS,
              5.00%, 11/01/29..............       2,054
            California State Department of
              Water Resources, Power Supply
  4,000     Series A, Rev., 5.38%,
              05/01/17.....................       4,437
  3,000     Series A, Rev., MBIA-IBC,
              5.25%, 05/01/20..............       3,307
  2,750     California State Public Works
              Board, Department of
              Corrections Series C, Rev.,
              5.50%, 06/01/21..............       2,989
  3,000     California State Public Works
              Board, Department of Mental
              Health, Series A, Rev.,
              5.50%, 06/01/21..............       3,252
  4,000     California Statewide
              Communities Development
              Authority, Insured Health
              Facilities, Los Angeles
              Jewish Home, Rev., CA ST MTG,
              5.25%, 11/15/23..............       4,230
    430     Chino Valley Unified School
              District Series A, COP, GO,
              FSA, 5.38%, 08/01/18.........         473
    350     City of Chico, Public Financing
              Authority, Merged
              Redevelopment Project, Tax
              Allocation, MBIA, 5.00%,
              04/01/19.....................         370
    250     City of Los Angeles, Department
              of Water & Power, Series C,
              Rev., MBIA, 5.25%,
              07/01/17.....................         274
  3,650     City of Los Angeles, Harbor
              Department, Rev., 7.60%,
              10/01/18 (p).................       4,511
  2,210     City of Riverside, Electric,
              Rev., FSA, 5.25%, 10/01/11
              (p)..........................       2,428



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 60

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
California, continued:
 $1,000     Fullerton University Foundation
              Series A, Rev., MBIA, 5.75%,
              07/01/30.....................  $    1,091
  3,250     Golden State Tobacco
              Securitization Corp., Tobacco
              Settlement, Enhanced Asset
              Backed, Series B, Rev.,
              5.75%, 06/01/08 (p)..........       3,438
  3,000     Golden State Tobacco
              Securitization Corp., Tobacco
              Settlement, Asset Backed,
              Series B, Rev., 5.63%,
              06/01/07 (p).................       3,098
    100     Nevada Union High School
              District, New Haven, GO, FSA,
              12.00%, 08/01/09.............         128
  8,445     Norwalk Redevelopment Agency
              Series A, MBIA, 5.00%,
              10/01/35.....................       8,808
            Orange County, Development
              Agency Tax, Santa Ana Heights
              Project, Tax Allocation
  1,265     AMBAC, COP, 5.25%, 09/01/15....       1,380
  1,965     AMBAC, COP, 5.25%, 09/01/16....       2,137
  2,120     AMBAC, COP, 5.25%, 09/01/17....       2,301
            Orange County, Recovery
              Certificate
  4,900     Series A, COP, MBIA, 5.70%,
              07/01/06 (p).................       5,058
  5,315     Series A, COP, MBIA, 5.80%,
              07/01/06 (p).................       5,488
     50     Pomona Unified School District
              Series A, GO, MBIA, 6.10%,
              02/01/20.....................          61
  1,100     Sacramento Cogeneration
              Authority, Procter & Gamble
              Project, Rev., 6.20%,
              07/01/06.....................       1,114
  6,650     San Bernardino City Unified
              School District, University,
              Series A, GO, FGIC, 5.75%,
              08/01/09 (p).................       7,267
  2,000     San Jose Evergreen Community
              College District, Series A,
              GO, AMBAC, 5.25%, 09/01/17...       2,195
    160     San Mateo County,
              Transportation District,
              Sales Tax, Series A, Rev.,
              MBIA, 5.25%, 06/01/19........         180
            South Orange County, Public
              Financing Authority, Foothill
              Area
  3,880     Series A, FGIC, 5.25%,
              08/15/19.....................       4,210

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
California, continued:
 $2,000     Series A, Special Tax, FGIC,
              5.25%, 08/15/17..............  $    2,179
            State of California
  5,000     GO, 5.00%, 02/01/32............       5,148
  3,000     GO, 5.25%, 02/01/18............       3,228
    750     GO, MBIA-IBC, 6.50%,
              11/01/09.....................         833
  5,000     GO, XLCA-ICR, 5.00%, 02/01/19..       5,286
  5,500     Series A, GO, 5.00%, 07/01/17..       5,890
            University of California
  2,500     Series F, Rev., FSA, 5.00%,
              05/15/12.....................       2,709
  2,060     Series G, Rev., 5.00%,
              05/15/24.....................       2,169
            West Contra Costa Unified
              School District
  7,415     GO, FGIC, Zero Coupon,
              08/01/21.....................       3,644
  4,420     GO, FGIC, Zero Coupon,
              08/01/22.....................       2,062
                                             ----------
                                                111,708
                                             ----------
Colorado (3.0%):
            Centennial Water & Sanitation
              District
  2,000     Rev., FGIC, 5.50%, 06/15/13....       2,233
  2,035     Rev., FGIC, 5.50%, 06/15/14....       2,290
  1,045     Colorado Water Resources &
              Power Development Authority,
              Series A, Rev., 5.25%,
              09/01/11.....................       1,116
  1,800     Denver City & County, Series A,
              Rev., AMBAC, 6.00%,
              11/15/16.....................       1,956
  6,925     Denver City & County, Airport
              Series D, Rev., AMBAC-TCRS,
              7.75%, 11/15/13..............       8,103
  2,000     Douglas County, School District
              No. Re-1, Douglas & Elbert
              Counties, GO, FGIC, 5.75%,
              12/15/19.....................       2,273
 10,000     E-470 Public Highway Authority,
              Capital Appreciation, Series
              B, Rev., MBIA, Zero Coupon,
              09/01/22.....................       4,617
            Larimer County, School District
              No. R-001 Poudre
    940     COP, MBIA, 5.00%, 12/15/10.....       1,003
    925     COP, MBIA, 5.00%, 12/15/11.....         994
  1,030     COP, MBIA, 5.00%, 12/15/12.....       1,111
  1,105     COP, MBIA, 5.00%, 12/15/13.....       1,196



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $1,915     Platte River Power Authority
              Series DD, Rev., MBIA, 6.00%,
              06/01/06.....................  $    1,937
  1,175     Weld & Adams Counties, School
              District No. Re-3J, GO, FSA,
              5.00%, 12/15/18..............       1,263
                                             ----------
                                                 30,092
                                             ----------
Connecticut (0.6%):
  1,050     City of Hartford, Series C, GO,
              MBIA, 5.00%, 09/01/20........       1,158
            City of Trumbull
    305     GO, AMBAC, 5.00%, 01/15/14.....         332
    275     GO, AMBAC, 5.00%, 01/15/15.....         300
    400     GO, AMBAC, 5.00%, 01/15/16.....         434
    350     GO, AMBAC, 5.00%, 01/15/18.....         377
  1,425     City of Waterbury, Series A,
              GO, FSA, 5.50%, 04/01/12
              (p)..........................       1,576
  1,375     State of Connecticut, Series C,
              GO, 5.38%, 12/15/10 (p)......       1,494
                                             ----------
                                                  5,671
                                             ----------
Delaware (0.6%):
  5,000     Delaware State EDA, Osteopathic
              Hospital Association, Series
              A, Rev., GO OF HOSP, 6.90%,
              01/01/18 (p).................       6,114
                                             ----------
District of Columbia (0.5%):
  3,965     District of Columbia, Series B,
              GO, MBIA, 6.00%, 06/01/19....       4,714
                                             ----------
Florida (2.7%):
  3,750     City of Lakeland, Electric &
              Water System, First Lien,
              Series B, Rev., FSA, 6.05%,
              10/01/14.....................       4,382
  5,000     Highlands County, Health
              Facilities Authority,
              Hospital Adventist Sunbelt,
              Series A, Rev., 6.00%,
              11/15/31.....................       5,387
  3,205     Hillsborough County, Aviation
              Authority, Tampa
              International Airport, Series
              B, Rev., FGIC, 6.00%,
              10/01/18.....................       3,749
            Orange County, Health
              Facilities Authority
  3,760     Series A, Rev., MBIA, 6.25%,
              10/01/12 (p).................       4,316
  1,580     Series C, Rev., MBIA, 6.25%,
              10/01/12 (p).................       1,823
            Orange County, Health
              Facilities Authority,
              Unrefunded Balance

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $1,255     Series A, Rev., MBIA, 6.25%,
              10/01/12.....................  $    1,433
    680     Series C, Rev., MBIA, 6.25%,
              10/01/12.....................         776
            Palm Beach County, North County
              Courthouse Projects
  1,455     Rev., 5.00%, 12/01/15..........       1,588
  1,605     Rev., 5.00%, 12/01/17..........       1,752
            Santa Rosa Bay Bridge
              Authority, Capital
              Appreciation
    500     Rev., ACA-CBI, MBIA-IBC, Zero
              Coupon, 07/01/19.............         275
  2,255     Rev., ACA-CBI, MBIA-IBC, Zero
              Coupon, 07/01/20.............       1,181
                                             ----------
                                                 26,662
                                             ----------
Georgia (5.3%):
  1,500     City of Fairburn, Combined
              Utilities Rev., 5.75%,
              10/01/20.....................       1,587
  3,110     City of Savannah, EDA, College
              of Art & Design Project,
              Rev., 6.60%, 10/01/09 (p)....       3,477
 10,000     Dalton Development Authority,
              Rev., MBIA, 5.50%, 08/15/26
              (k)..........................      11,540
  7,120     De Kalb County, Housing
              Authority, Fox Hollow
              Apartment, Rev., Adj., 7.00%,
              05/15/07 (p).................       7,451
  7,700     Forsyth County, School
              District, GO, ST AID
              WITHHLDG, 5.75%, 02/01/10
              (p)..........................       8,514
            Georgia Municipal Electric
              Authority Power
  4,500     Series BB, Rev., MBIA-IBC,
              5.25%, 01/01/25..............       5,095
  2,490     Series C, Rev., MBIA-IBC,
              5.25%, 01/01/25..............       2,819
 10,485     Metropolitan Atlanta Rapid
              Transit Authority, Series P,
              Rev., AMBAC, 6.25%,
              07/01/20.....................      12,467
                                             ----------
                                                 52,950
                                             ----------
Hawaii (0.5%):
  4,500     City of Honolulu, Series A, GO,
              7.35%, 07/01/08..............       4,915
                                             ----------
Idaho (0.3%):
  2,320     University of Idaho, Student
              Fee, Recreation Center
              Project, Rev., FSA, 6.00%,
              04/01/14.....................       2,516
                                             ----------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 62

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Illinois (5.0%):
            Chicago O'Hare International
              Airport, Passenger Facility
              Charge
 $5,000     Series A, Rev., AMBAC, 5.63%,
              01/01/13.....................  $    5,109
  5,000     Series A, Rev., AMBAC, 5.63%,
              01/01/14.....................       5,109
  1,750     Chicago Public Building,
              Commission Building, Series
              A, Rev., MBIA, 7.00%,
              01/01/20 (p).................       2,243
  3,990     Cook County, Community High
              School District No. 219-Niles
              Township, GO, FGIC, 8.00%,
              12/01/15.....................       5,303
  3,130     Cook-Kane Lake & McHenry
              Counties Community College
              District No. 512, GO, 5.00%,
              12/01/12.....................       3,381
  3,970     Illinois Health Facilities
              Authority, Revolving Fund,
              Series A, Rev., Adj., 5.50%,
              08/01/20.....................       4,327
    920     Illinois Housing Development
              Authority, Multi-Family
              Program Series 3, Rev.,
              6.10%, 09/01/13..............         921
  7,000     Metropolitan Pier & Exposition
              Authority, McCormick Plan
              Expansion Project, Dedicated
              State Tax, Rev., FGIC, 5.50%,
              12/15/24.....................       7,537
            Regional Transportation
              Authority
  2,425     Rev., MBIA, 6.25%, 07/01/15....       2,874
  6,000     Rev., MBIA, 6.50%, 07/01/30....       7,878
  4,725     State of Illinois, Sales Tax,
              Series P, Rev., 6.50%,
              06/15/22.....................       5,729
                                             ----------
                                                 50,411
                                             ----------
Indiana (3.2%):
  1,550     Beech Grove School Building
              Corp., First Mortgage, Rev.,
              MBIA, 6.25%, 07/05/16........       1,788
            City of Franklin, Community
              School Building Corp., First
              Meeting
    500     Rev., FSA, 5.85%, 07/15/06
              (p)..........................         517
  2,000     Rev., FSA, 6.00%, 01/15/06
              (p)..........................       2,069
     80     City of Indianapolis, Gas
              Utilities District, Rev.,
              7.00%, 06/01/08 (p)..........          83

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $2,400     City of South Bend, Community
              School Corp., First Mortgage
              Rev., FSA ST AID WITHHLDG,
              5.70%, 08/01/07 (p)..........  $    2,513
  2,000     East Allen Elementary School
              Building Corp., First
              Mortgage Rev., FSA ST AID
              WITHHLDG, 5.88%, 07/01/12
              (p)..........................       2,066
  1,000     Evansville-Vanderburgh County,
              Building Authority, Rev.,
              MBIA, 5.80%, 08/01/06 (p)....       1,034
    300     Indiana Educational Facilities
              Authority, Rose Hulman
              Institute Project, Rev.,
              MBIA, 6.00%, 06/01/06 (p)....         309
  1,000     Indiana Health Facilities
              Finance Authority, Clarian
              Health Partners Inc, Series
              A, Rev., 5.50%, 02/15/16.....       1,043
  3,000     Indiana Municipal Power Agency
              Supply System, Series B,
              Rev., MBIA, 5.50%,
              01/01/16.....................       3,340
  8,750     Indiana Transportation Finance
              Authority, Series A, Rev.,
              6.80%, 12/01/16 (m)..........      10,530
    885     Indiana Transportation Finance
              Authority, Highway, Series A,
              Rev., 7.25%, 06/01/15 (p)....       1,016
  3,115     Indiana Transportation Finance
              Authority, Unrefunded
              Balance, Airport Facility,
              Series A, Rev., 7.25%,
              06/01/15.....................       3,787
  1,180     Vincennes Community School
              Building Corp., First
              Mortgage Rev., FSA, 6.00%,
              07/01/09.....................       1,220
  1,000     Whitko Middle School Building
              Corp., First Mortgage, Rev.,
              FSA, 5.88%, 07/15/12.........       1,044
                                             ----------
                                                 32,359
                                             ----------
Kansas (0.2%):
  1,900     Sedgwick County Unified School
              District No. 259, GO, 5.25%,
              09/01/09.....................       2,023
                                             ----------
Kentucky (0.4%):
  4,090     Louisville & Jefferson County,
              Metropolitan Sewer District
              Series A, Rev., FGIC, 5.63%,
              05/15/17.....................       4,425
                                             ----------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Louisiana (3.3%):
 $7,970     City of Baton Rouge, Public
              Improvement, Series A, Rev.,
              FGIC, 5.25%, 08/01/12........  $    8,402
  7,605     City of Shreveport, Series A,
              GO, FGIC, 5.25%, 05/01/09
              (p)..........................       8,053
            St. Bernard Parish
  2,635     Rev., FSA, 5.00%, 03/01/16.....       2,803
  2,745     Rev., FSA, 5.00%, 03/01/17.....       2,909
  2,860     Rev., FSA, 5.00%, 03/01/18.....       3,022
  1,505     Rev., FSA, 5.00%, 03/01/19.....       1,585
  3,110     Rev., FSA, 5.00%, 03/01/20.....       3,269
            State of Louisiana, Gas & Fuels
              Tax
  2,000     Series A, Rev., AMBAC, 5.38%,
              06/01/18.....................       2,132
  1,040     Series A, Rev., AMBAC, 5.38%,
              06/01/19.....................       1,108
                                             ----------
                                                 33,283
                                             ----------
Massachusetts (1.9%):
            City of Auburn
  1,075     GO, AMBAC, 5.13%, 06/01/17.....       1,166
  1,100     GO, AMBAC, 5.13%, 06/01/18.....       1,190
  1,290     GO, AMBAC, 5.13%, 06/01/22.....       1,385
    470     City of Pittsfield, GO, MBIA,
              5.13%, 04/15/22..............         505
  6,640     Commonwealth of Massachusetts,
              Consolidated Lien, Series C,
              GO, 5.25%, 12/01/07..........       6,877
  4,185     Massachusetts Bay
              Transportation Authority,
              General Transportation
              Systems, Series A, GO, FGIC,
              5.50%, 03/01/09 (p)..........       4,491
  2,250     Massachusetts Port Authority
              Series B, Rev., AMT, FSA,
              5.50%, 07/01/13..............       2,385
  1,000     New England Education Loan
              Marketing Corp., Issue H,
              Rev., GTD STD LNS, 6.90%,
              11/01/09.....................       1,041
                                             ----------
                                                 19,040
                                             ----------
Michigan (4.0%):
            Armada Area Schools Building &
              Site
  1,125     GO, MBIA Q-SBLF, 5.00%,
              05/01/21.....................       1,197
  1,060     GO, MBIA Q-SBLF, 5.00%,
              05/01/23.....................       1,121

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
 $1,375     GO, MBIA Q-SBLF, 5.00%,
              05/01/25.....................  $    1,448
  1,500     Caledonia Community Schools,
              GO, MBIA Q-SBLF, 5.85%,
              05/01/07 (p).................       1,550
  5,240     Clinton Township, Building
              Authority Rev., AMBAC, 5.50%,
              11/01/17.....................       5,921
  1,775     Fenton Area Public Schools, GO,
              FGIC Q-SBLF, 5.00%,
              05/01/16.....................       1,918
            L'Anse Creuse, Public Schools
  1,000     GO, FSA Q-SBLF, 5.00%,
              05/01/16.....................       1,077
  2,000     GO, FSA Q-SBLF, 5.00%,
              05/01/17.....................       2,145
            Lamphere Schools, Oakland
              County
  1,945     GO, FSA Q-SBLF, 5.00%,
              05/01/12.....................       2,094
  1,875     GO, FSA Q-SBLF, 5.00%,
              05/01/14.....................       2,034
  1,410     Madison District Public
              Schools, GO, FGIC Q-SBLF,
              5.00%, 05/01/15..............       1,531
  5,000     Michigan Strategic Fund,
              Detroit Education Community
              Center Convention, Rev.,
              Adj., AMBAC, 4.85%,
              09/01/30.....................       5,212
  1,000     Rochester Community School
              District Series I, GO, FGIC
              Q-SBLF, 5.75%, 05/01/10
              (p)..........................       1,092
  1,670     Rockford Public School
              District, GO, FSA Q-SBLF,
              5.00%, 05/01/20..............       1,782
            State of Michigan
  1,250     Rev., FSA, 5.25%, 05/15/15.....       1,382
  1,520     Rev., FSA, 5.50%, 11/01/18.....       1,744
  3,600     Western Michigan University,
              Rev., FGIC, 4.38%,
              11/15/25.....................       3,560
            Willow Run Community Schools
  1,465     GO, FSA Q-SBLF, 5.00%,
              05/01/13.....................       1,584
  1,650     GO, FSA Q-SBLF, 5.00%,
              05/01/15.....................       1,792
                                             ----------
                                                 40,184
                                             ----------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 64

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Minnesota (0.4%):
 $  645     Minnesota Housing Finance
              Agency, Rental Housing,
              Series D, Rev., MBIA, 5.90%,
              08/01/15.....................  $      654
  2,000     Minnesota State Municipal Power
              Agency
            Rev., 5.00%, 10/01/30..........       2,053
  1,485     Robbinsdale Independent School
              District No. 281, Series A,
              GO, MBIA, 4.00%, 02/01/15....       1,501
                                             ----------
                                                  4,208
                                             ----------
Mississippi (0.9%):
  7,940     Mississippi Development Bank
              Special Obligation, Gulfport
              Water & Sewer Project, Rev.,
              FSA, 6.00%, 07/01/20 (m)
              (p)..........................       9,152
                                             ----------
Missouri (0.5%):
  1,105     City of Sikeston, Rev., MBIA,
              6.00%, 06/01/16..............       1,297
  1,505     Jackson Country, Public
              Building Corp., Capital
              Improvements Project, Rev.,
              5.00%, 12/01/28..............       1,568
  1,010     State of Missouri, Third State
              Building, Series A, GO,
              5.00%, 08/01/08..............       1,053
  1,000     University of Missouri,
              Curators University, Series
              B, Rev., 5.00%, 11/01/17.....       1,073
                                             ----------
                                                  4,991
                                             ----------
Montana (0.7%):
            Montana State Board of Regents
    890     Series H, Rev., AMBAC, 5.00%,
              11/15/18.....................         953
    565     Series H, Rev., AMBAC, 5.50%,
              11/15/13.....................         632
    125     Series H, Rev., AMBAC, 5.50%,
              11/15/14.....................         141
  2,500     Series I, Rev., AMBAC, 5.00%,
              11/15/19.....................       2,679
  1,210     Series I, Rev., AMBAC, 5.00%,
              11/15/20.....................       1,294
  1,290     Series I, Rev., AMBAC, 5.00%,
              11/15/21.....................       1,376
                                             ----------
                                                  7,075
                                             ----------

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Nevada (1.5%):
 $5,145     Clark County, IDR, Power Co.
              Project, Series C, Rev.,
              AMBAC-TCRS, 7.20%,
              10/01/22.....................  $    5,344
  6,000     State of Nevada, Department of
              Business & Industry, Capital
              Appreciation, Las Vegas
              Monorail Rev., AMBAC, Zero
              Coupon, 01/01/16.............       3,863
  6,000     Truckee Meadows Water Authority
              Series A, Rev., FSA, 5.00%,
              07/01/25.....................       6,267
                                             ----------
                                                 15,474
                                             ----------
New Hampshire (0.2%):
            City of Manchester
  1,010     GO, 5.25%, 06/01/14............       1,119
  1,020     GO, 5.25%, 06/01/17............       1,141
                                             ----------
                                                  2,260
                                             ----------
New Jersey (4.5%):
  4,200     Freehold Regional High School
              District GO, FGIC, 5.60%,
              03/01/16 (p).................       4,552
  2,980     Lenape Regional High School
              District GO, FGIC, 5.00%,
              04/01/18.....................       3,191
  7,500     New Jersey EDA, Cigarette Tax
              Rev., 5.63%, 06/15/17........       7,700
  1,170     New Jersey State Educational
              Facilities Authority,
              Fairleigh Dickinson
              University, Series G, Rev.,
              5.70%, 07/01/28..............       1,205
  5,000     New Jersey State Highway
              Authority, Senior Parkway,
              Rev., 6.20%, 01/01/10 (p)....       5,389
  2,900     New Jersey State Transit Corp.,
              Federal Transportation
              Administration Grants, Series
              B, COP, AMBAC, 5.50%,
              09/15/12.....................       3,195
            New Jersey Transportation Trust
              Fund Authority,
              Transportation Systems
  1,000     Series A, Rev., 5.75%,
              06/15/15.....................       1,133
  9,000     Series B, Rev., 5.25%, 06/15/12
              (p)..........................       9,426
  5,000     Series C, Rev., 5.25%,
              06/15/21.....................       5,431



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
New Jersey, continued:
 $3,125     New Jersey Transportation Trust
              Fund Authority, Unrefunded
              Balance, Transportation
              Systems Series B, Rev., MBIA,
              6.50%, 06/15/10..............  $    3,498
                                             ----------
                                                 44,720
                                             ----------
New Mexico (0.3%):
  1,515     Los Alamos County, Utilities
              Series A, Rev., FSA, 5.00%,
              07/01/13.....................       1,635
  1,055     New Mexico Mortgage Finance
              Authority, Single Family
              Mortgage Rev., Adj.,
              GNMA/FNMA/ FHLMC COLL, 5.90%,
              07/01/16.....................       1,065
                                             ----------
                                                  2,700
                                             ----------
New York (17.3%):
    100     Chenango Forks, Central School
              District, GO, FGIC, 4.00%,
              06/15/07.....................         101
  1,900     City of Utica, IDA,
              Munson-Williams-Proctor
              Institution, Series A, Rev.,
              5.38%, 07/15/19..............       2,006
            Coxsackie-Athens Central School
              District
  1,325     GO, FSA ST AID WITHHLDG, 5.00%,
              06/15/17.....................       1,442
  1,390     GO, FSA ST AID WITHHLDG, 5.00%,
              06/15/18.....................       1,506
  1,000     Longwood Central School
              District
            GO, FGIC, 5.75%, 06/15/19......       1,120
  3,000     Metropolitan Transportation
              Authority Series A, Rev.,
              5.13%, 01/01/24..............       3,185
            New York City
  6,040     Series A, GO, 6.00%, 05/15/10
              (p)..........................       6,725
  2,505     Series F, GO, 6.00%, 01/15/13
              (p)..........................       2,865
  2,850     New York City Municipal Water
              Finance Authority, Water &
              Sewer System, Series A, Rev.,
              5.75%, 06/15/09 (p)..........       3,098
    565     New York City Municipal Water
              Finance Authority, Series B,
              Rev., 6.00%, 06/15/33........         624

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
New York, continued:
            New York City Transitional
              Finance Authority
 $2,330     Series A-1, Rev., 5.00%,
              11/01/21.....................  $    2,489
  1,050     Series C, Rev., 5.88%,
              11/01/17.....................       1,163
  8,000     New York City Transitional
              Finance Authority, Future
              Tax, Series C, Rev., 5.50%,
              05/01/10 (p).................       8,742
            New York City Transitional
              Finance Authority, Future Tax
              Secondary
    695     Series B, Rev., 5.50%, 02/01/11
              (p)..........................         766
  3,000     Series B, Rev., Adj., 5.25%,
              02/01/29.....................       3,204
  9,000     Series C, Rev., 5.50%, 05/01/10
              (p)..........................       9,835
  2,305     New York City Transitional
              Finance Authority, Future Tax
              Secondary, Unrefunded
              Balance, Series B, Rev.,
              5.50%, 02/01/15..............       2,518
    745     New York City, Unrefunded
              Balance Series A, GO, 6.00%,
              05/15/18.....................         815
 15,635     New York City, Unrefunded
              Balance GO, 6.00%, 01/15/18
              (m)..........................      17,547
  2,900     New York Convention Center
              Operating Corp., Yale
              Building Acquisition Project,
              COP, 5.25%, 06/01/08.........       2,975
            New York Municipal Bond Bank
              Agency
  1,900     Series C, Rev., ST AID
              WITHHLDG, 5.25%, 06/01/21....       2,044
  2,000     Series C, Rev., ST AID
              WITHHLDG, 5.25%, 12/01/21....       2,151
            New York State Dormitory
              Authority. Mental Health
  5,000     Series E, Rev., 5.00%,
              02/15/30.....................       5,216
  5,000     Series E, Rev., 5.00%,
              02/15/35.....................       5,189
            New York State Dormitory
              Authority, City University
              System
  5,000     CONS, Series A, Rev., FSA-CR,
              5.75%, 07/01/13..............       5,659
  2,050     Series 2, Rev., 5.88%, 07/01/06
              (p)..........................       2,117
  3,000     Series A, Rev., FGIC, 5.13%,
              07/01/10 (p).................       3,213



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 66

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
New York, continued:
 $1,400     New York State Dormitory
              Authority, City University
              System, Unrefunded Balance,
              Series 2, Rev., 5.88%,
              07/01/08.....................  $    1,445
  3,020     New York State Dormitory
              Authority, State University
              Dormitory Facilities Series
              B, Rev., MBIA, 5.25%,
              07/01/18.....................       3,326
            New York State Environmental
              Facilities Corp., Revolving
              Funds, New York City
              Municipal Water Project
  9,345     Series D, Rev., 5.38%,
              06/15/19.....................      10,153
  7,270     Series E, Rev., 5.38%,
              06/15/17.....................       7,915
  7,135     Series E, Rev., 5.38%,
              06/05/18.....................       7,769
 26,000     Port Authority of New York &
              New Jersey 93rd, Series,
              Rev., GO, 6.13%, 06/01/94
              (m)..........................      31,069
            Rome City School District
     10     GO, FGIC ST AID WITHHLDG,
              5.00%, 06/15/12..............          11
  3,500     Series F, GO, MBIA-IBC, 5.25%,
              08/01/16.....................       3,658
            Tobacco Settlement Financing
              Corp.
  3,000     Series C-1, Rev., 5.50%,
              06/01/20.....................       3,279
  3,000     Series C-1, Rev., 5.50%,
              06/01/21.....................       3,270
  3,000     Tobacco Settlement Financing
              Corp., Asset Backed, Series
              A-1, Rev., 5.50%, 06/01/19...       3,292
                                             ----------
                                                173,502
                                             ----------
North Carolina (1.9%):
  3,355     Charlotte Mecklenburg, Hospital
              Authority, Series A, Rev.,
              5.60%, 01/15/10..............       3,425
  3,510     Charlotte Mecklenburg, Hospital
              Authority, Unrefunded Balance
              Rev., 5.90%, 01/15/16........       3,584
  6,600     City of Charlotte, GO, 5.50%,
              06/01/10 (p).................       7,267
  4,400     Cumberland County, GO, 5.70%,
              03/01/10 (p).................       4,864
     40     North Carolina State Housing
              Finance Agency, Single Family
              Series FF, Rev., AMT, FHA,
              6.25%, 03/01/28..............          42
                                             ----------
                                                 19,182
                                             ----------

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
North Dakota (1.2%):
 $4,325     City of Bismarck, Healthcare
              Facilities, St. Alexius
              Medical Center, Series A,
              Rev., FSA, 5.25%, 07/01/15...  $    4,560
  5,000     Mercer County, Antelope Valley
              Station, Rev., AMBAC, 7.20%,
              06/30/13.....................       5,873
  1,300     North Dakota State Water
              Commission, Water Development
              & Management Program, Series
              A, Rev., MBIA, 5.00%,
              08/01/18.....................       1,399
                                             ----------
                                                 11,832
                                             ----------
Ohio (3.3%):
  7,000     Cleveland Stadium Project, COP,
              AMBAC, 5.25%, 11/15/13.......       7,357
    800     Cleveland-Cuyahoga County Port
              Authority, Building Funding
              Program, Columbia National
              Series D, Rev., 5.00%,
              05/15/20.....................         802
  2,055     Cleveland-Cuyahoga County Port
              Authority, Port Development
              Cleveland Bond Fund, Series
              C, Rev., 5.95%, 05/15/22.....       2,150
  1,395     Indian Hill Exempt Village
              School District, School
              Improvement, GO, 5.00%,
              12/01/17.....................       1,532
  3,000     Lucas County, Hospital,
              Promedica Healthcare
              Obligation Group Rev., AMBAC,
              5.63%, 11/15/14..............       3,240
  4,000     Ohio Air Quality Development
              Authority, Edison Project,
              Series A, Rev., Adj., AMBAC,
              3.25%, 02/01/15..............       3,978
            Riversouth Authority Area
              Redevelopment
  1,055     Series A, Rev., 5.00%,
              12/01/14.....................       1,158
  2,580     Series A, Rev., 5.00%,
              12/01/18.....................       2,753
  2,080     Series A, Rev., 5.25%,
              12/01/19.....................       2,256
  1,505     Series A, Rev., 5.25%,
              12/01/20.....................       1,632
  1,000     Series A, Rev., 5.25%,
              12/01/21.....................       1,082
  1,050     Series A, Rev., 5.25%,
              12/01/22.....................       1,134
  1,670     Toledo Lucas County, Port
              Authority Development,
              Northwest Bond Fund, Series
              A, Rev, 6.00%, 05/15/11......       1,753



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $  975     Toledo Lucas County, Port
              Authority Development,
              Northwest Bond Fund, Woodsage
              Project Series B, Rev.,
              5.40%, 05/15/14..............  $    1,012
  1,650     Toledo Lucas County, Port
              Authority Development,
              Northwest Ohio Bond Fund,
              Series C, Rev., 6.38%,
              11/15/32.....................       1,769
                                             ----------
                                                 33,608
                                             ----------
Oklahoma (0.1%):
    585     Oklahoma State Housing Finance
              Agency, Series B-2, Rev.,
              AMT, GNMA/FNMA, 6.80%,
              09/01/26.....................         591
                                             ----------
Oregon (1.2%):
  3,000     State of Oregon, Department of
              Administrative Services,
              Lottery Series B, Rev., FSA,
              5.25%, 04/01/15..............       3,188
  1,365     Tri-County Metropolitan
              Transportation District, Tax
              Pledge Series A, Rev., FSA,
              5.00%, 09/01/16..............       1,484
  1,800     Washington County, School
              District No. 48J Beaverton,
              Series B, GO, FSA, 5.00%,
              06/01/08.....................       1,871
  5,000     Washington County, Unified
              Sewerage Agency, Senior Lien
              Series A, Rev., FGIC, 5.75%,
              10/01/10.....................       5,505
                                             ----------
                                                 12,048
                                             ----------
Pennsylvania (1.8%):
  1,425     Butler Area School District,
              Series B, GO, FGIC, 5.25%,
              09/15/17.....................       1,594
  2,375     Delaware River Port Authority,
              Rev., FSA, 5.63%, 01/01/16...       2,560
  6,500     Pennsylvania IDA, Economic
              Development, Rev., AMBAC,
              5.50%, 07/01/18..............       7,155
  3,775     Tredyffrin-Easttown School
              District GO, ST AID WITHHLDG,
              4.50%, 02/15/19..............       3,892
  2,785     Warwick School District, GO,
              FGIC, 4.00%, 02/15/19........       2,751
                                             ----------
                                                 17,952
                                             ----------

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Puerto Rico (4.2%):
            Commonwealth of Puerto Rico
 $5,655     GO, MBIA, 6.00%, 07/01/16......  $    6,646
  2,875     Series C, GO, Adj., MBIA,
              5.00%, 07/01/28..............       2,983
  6,900     Commonwealth of Puerto Rico,
              Public Improvement, Series C,
              GO, Adj., 5.00%, 07/01/18....       7,065
            Puerto Rico Electric Power
              Authority
 10,000     Series KK, Rev., MBIA, 5.50%,
              07/01/15 (m).................      11,320
  3,880     Series Y, Rev., MBIA, 7.00%,
              07/01/07.....................       4,087
  5,000     Puerto Rico Highway &
              Transportation Authority,
              Series B, Rev., 6.00%,
              07/01/10 (p).................       5,537
            Puerto Rico Public Buildings
              Authority, Government
              Facilities
  1,630     Series A, Rev., AMBAC, 6.25%,
              07/01/11.....................       1,852
  2,800     Series K, Rev., Adj., 4.50%,
              07/01/22.....................       2,823
                                             ----------
                                                 42,313
                                             ----------
South Carolina (0.3%):
  2,450     Charleston Educational
              Excellence Finance Corp.,
              Charleston County School
              District Project, Rev.,
              5.00%, 12/01/18..............       2,587
                                             ----------
South Dakota (0.6%):
            Heartland Consumers Power
              District, Electric
  2,605     Rev., 7.00%, 01/01/16 (p)......       2,986
  2,500     Rev., FSA, 6.00%, 01/01/17.....       2,927
                                             ----------
                                                  5,913
                                             ----------
Tennessee (0.8%):
  1,530     City of Franklin, GO, 5.00%,
              04/01/23.....................       1,689
            Knox County, Health Educational
              & Housing Facilities Board,
              FT Sanders Alliance
  1,360     Rev., MBIA, 7.25%, 01/01/09....       1,504
  1,300     Rev., MBIA, 7.25%, 01/01/10....       1,475
  3,000     Metropolitan Government
              Nashville & Davidson County
              Rev., FGIC, 5.20%, 01/01/13..       3,283
                                             ----------
                                                  7,951
                                             ----------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 68

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Texas (4.0%):
 $3,000     Alliance Airport Authority,
              Federal Express Corp.
              Project, Rev., 6.38%,
              04/01/21.....................  $    3,079
  1,080     City of Austin, Series A, Rev.,
              AMBAC, 5.00%, 11/15/16.......       1,159
  1,295     City of Austin, Certificates of
              Obligation, GO, MBIA, 5.00%,
              09/01/16.....................       1,388
            City of Austin, Town Lake Park
              Community Events
  1,360     Rev., FGIC, 5.00%, 11/15/14....       1,476
  1,590     Rev., FGIC, 5.00%, 11/15/16....       1,722
  6,000     City of Brownsville, Priority
              Refunding, Utilities, Rev.,
              MBIA, 6.25%, 09/01/14 (p)....       6,775
            City of Pharr
  1,675     Series B, GO, MBIA, 5.00%,
              08/15/16.....................       1,807
  1,760     Series B, GO, MBIA, 5.00%,
              08/15/17.....................       1,890
  4,250     City of San Antonio, Series
              2000, Rev., 5.00%, 02/01/17
              (p)..........................       4,564
  3,000     Dallas-Fort Worth,
              International Airport
              Facilities Improvement Corp.,
              Series A, Rev., FGIC, 5.50%,
              11/01/20.....................       3,195
  3,085     Lewisville Combination
              Contract, Special Assessment
              Capital Improvement District
              2, GO, ACA, 5.88%,
              09/01/22.....................       3,290
            Midtown Redevelopment Authority
  1,570     Tax Allocation, AMBAC, 5.00%,
              01/01/21.....................       1,660
  1,650     Tax Allocation, AMBAC, 5.00%,
              01/01/22.....................       1,738
  5,000     Texas A & M University, FING
              System, Rev., 5.38%, 05/15/09
              (p)..........................       5,310
  1,085     Travis County, GO, 5.25%,
              03/01/20.....................       1,196
                                             ----------
                                                 40,249
                                             ----------

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
Utah (0.2%):
 $  760     Utah Housing Finance Agency,
              Single Family Mortgage,
              Series A-2, Rev., FHA, 6.25%,
              07/01/25.....................  $      784
  1,315     Utah State Board of Regents,
              Dixie College, Series A,
              Rev., AMBAC, 5.50%,
              05/01/23.....................       1,391
                                             ----------
                                                  2,175
                                             ----------
Virginia (1.0%):
            City of Lynchburg, Public
              Improvement
  1,105     GO, 5.00%, 06/01/16............       1,193
  1,085     GO, 5.00%, 06/01/17............       1,167
  1,205     GO, 5.00%, 06/01/18............       1,292
  4,140     City of Norfolk, Water, Rev.,
              MBIA, 5.88%, 11/01/14........       4,232
  1,935     Loudoun County, Sanitation
              Authority, Water, Rev.,
              5.00%, 01/01/12..............       2,079
                                             ----------
                                                  9,963
                                             ----------
Washington (3.0%):
  5,000     City of Seattle, Municipal
              Light & Power, Rev.,
              MBIA-IBC, 6.00%, 10/01/09
              (p)..........................       5,498
  5,000     Energy Northwest Electric,
              Project No. 1, Series A,
              Rev., MBIA, 5.50%,
              07/01/16.....................       5,471
  7,000     Energy Northwest, Washington
              Electric, Columbia Generating
              Station, Series B, Rev.,
              MBIA, 5.50%, 07/01/18........       7,407
            Skagit County Consolidated
              School District No. 320 Mount
              Vermon
  2,415     GO, FSA SCH BD GTY, 5.25%,
              12/01/17.....................       2,654
  2,600     GO, FSA SCH BD GTY, 5.25%,
              12/01/18.....................       2,851
    195     Washington Public Power Supply
              System, Series B, Rev.,
              7.25%, 07/01/09 (p)..........         209
     15     Washington Public Power Supply
              System, Unrefunded, Series B,
              Rev., 7.25%, 07/01/09........          16
  5,430     Washington University, Housing
              & Dining, Junior Lien, Series
              A, Rev, AMBAC, 5.50%,
              10/01/22.....................       6,251
                                             ----------
                                                 30,357
                                             ----------



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN TAX FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
West Virginia (0.9%):
 $5,250     State of West Virginia, State
              Roads GO, 5.75%, 06/01/09
              (p)..........................  $    5,696
            West Virginia Water Development
              Authority
  1,850     Series A-2, Rev., 5.00%,
              11/01/33.....................       1,932
  1,635     Series B-2, Rev., 5.00%,
              11/01/33.....................       1,707
                                             ----------
                                                  9,335
                                             ----------
                      Total Municipal Bonds
                            (Cost $925,511)     981,753
                                             ----------

 SHARES
   OR
PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   -------------------------------  ----------
SHORT-TERM INVESTMENT (1.5%):
INVESTMENT COMPANY (1.5%):
 14,825     JPMorgan Tax Free Money Market
              Fund (b) (Cost $14,825)......  $   14,825
                                             ----------
TOTAL INVESTMENTS (99.4%)
  (COST $940,336)                               996,578
OTHER ASSETS IN EXCESS OF LIABILITIES
(0.6%)                                            6,415
                                             ----------
NET ASSETS (100.0%)                          $1,002,993
                                             ==========

------------

Percentages indicated are based on net assets.

FUTURES CONTRACTS

(Amounts in thousands, except number of contracts)

                                            Notional     Unrealized
                                            Value at    Appreciation
Number of                       Expiration  12/31/05   (Depreciation)
Contracts      Description         Date      (USD)         (USD)
---------   ------------------  ----------  --------   --------------
Short Futures Outstanding
 (207)      U.S. Treasury Bond  March 2006  $(23,637)      $(267)



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 70

JPMORGAN WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
 AMOUNT             SECURITY DESCRIPTION           VALUE
---------   ------------------------------------  -------
LONG-TERM INVESTMENTS (100.3%):
MUNICIPAL BONDS (100.3%):
Kansas (2.4%):
 $3,225     Labette County, Single Family
              Mortgage, Capital Accumulator,
              Rev., Zero Coupon, 12/01/14 (p)...  $ 2,248
                                                  -------
Maryland (0.8%):
  1,925     Prince Georges County, Housing
              Authority Mortgage, Capital
              Appreciation, Foxglenn Apartments,
              Series A, Rev., GNMA COLL, Zero
              Coupon, 05/20/22..................      760
                                                  -------
Puerto Rico (3.8%):
  2,400     Commonwealth of Puerto Rico, GO,
              5.75%, 07/01/17...................    2,519
  1,000     Puerto Rico Medical & Environmental
              Control Facilities Financing
              Authority, Auxilio Mutuo Hospital
              Obligation Group, Series A, Rev.,
              MBIA, 5.80%, 07/01/06.............    1,012
                                                  -------
                                                    3,531
                                                  -------
West Virginia (93.3%):
  1,525     Brooke, Pleasants, Tyler & Wetzel
              Counties, Single Family Mortgage,
              Rev., 7.40%, 08/15/10 (p).........    1,773
  1,500     Cabell County, Board of Education,
              GO, MBIA, 6.00%, 05/01/06 (p)
              (m)...............................    1,513
    635     City of Charleston, Building
              Commission, Center for Arts &
              Science Project, Rev., 5.30%,
              06/01/12 (i)......................      667
  1,120     City of Charleston, Urban Renewal
              Authority, Diamond Project, Series
              A, Rev., FSA, 5.75%, 12/15/18.....    1,230
            City of Clarksburg, Capital
              Appreciation, Water Improvement
  1,020     Rev., FSA-CR RADIAN-IBCC, Zero
              Coupon, 09/01/08..................      929
  1,000     Rev., FSA-CR RADIAN-IBCC, Zero
              Coupon, 09/01/11..................      806
            City of Fairmont, Waterworks
    790     Rev., MBIA, 5.30%, 07/01/09.........      827
    925     Rev., MBIA, 5.50%, 07/01/12.........      971
            City of Parkersburg, Water Works &
              Sewer System
  1,295     Rev., FSA, 5.50%, 03/01/10..........    1,339
  1,335     Rev., FSA, 5.50%, 09/01/10..........    1,381
  1,430     Series A, Rev., FGIC, 5.00%,
              08/01/19..........................    1,530
  1,000     City of Wheeling, Waterworks & Sewer
              System, Rev., FGIC, 5.40%,
              06/01/11..........................    1,028
  2,500     Harrison County, Board of Education
              GO, FGIC, 6.40%, 05/01/07 (m)
              (p)...............................    2,601

PRINCIPAL
 AMOUNT             SECURITY DESCRIPTION           VALUE
---------   ------------------------------------  -------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $2,000     Harrison County, County Commission
              Series A, SO, 6.25%, 05/15/10 (m)
              (p)...............................  $ 2,170
    735     Jackson County, Residential Mortgage
              Rev., FGIC, 7.38%, 06/01/10 (p)...      848
  1,000     Jefferson County, Board of
              Education, Public School, GO,
              5.25%, 07/01/09...................    1,061
  3,260     Kanawha, Mercer and Nicholas
              Counties, Single Family Mortgage,
              Rev., Zero Coupon, 02/01/14 (p)...    2,070
  5,550     Kanawha-Putnam County, Single Family
              Mortgage, Series A, Rev., Zero
              Coupon, 12/01/16 (p)..............    3,407
  1,065     Marion County, Single Family
              Mortgage Rev., FGIC PRIV MTGS,
              7.38%, 08/01/11 (p)...............    1,259
    500     Marshall County, SO, 6.50%, 05/15/10
              (p)...............................      539
  1,000     Pleasants County Industrial
              Development, Potomac Power, Series
              C, Rev., MBIA-IBC, 6.15%,
              05/01/15..........................    1,012
  1,750     Pleasants County Industrial
              Development, West Penn Power,
              Series C, Rev., AMBAC MBIA, 6.15%,
              05/01/15..........................    1,772
  2,000     Raleigh, Fayette & Nicholas
              Counties, SO, 6.25%, 08/01/11
              (p)...............................    2,251
            State of West Virginia
  1,000     GO, FGIC, 5.25%, 06/01/08...........    1,045
  1,000     Series B, AMT, GO, FGIC, 5.80%,
              11/01/11..........................    1,038
  1,000     Series B, AMT, GO, FGIC, 5.85%,
              11/01/12..........................    1,037
            State of West Virginia, Capital
              Appreciation, Infrastructure
  1,000     Series A, GO, FGIC, Zero Coupon,
              11/01/13..........................      729
  1,000     Series A, GO, FGIC, Zero Coupon,
              11/01/14..........................      694
            State of West Virginia, State Roads
  1,500     GO, 5.20%, 06/01/09 (p).............    1,601
  2,000     GO, 5.75%, 06/01/09 (p).............    2,170
  1,000     GO, FGIC, 5.00%, 06/01/21...........    1,065
    970     GO, FGIC, 5.50%, 06/01/10 (p).......    1,059
  1,075     GO, FSA, 5.25%, 06/01/09 (p)........    1,149
  1,000     West Virginia Economic Development
              Authority, Capital Parking Garage
              Project, Rev., AMBAC, 5.63%,
              06/01/16..........................    1,085



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT             SECURITY DESCRIPTION           VALUE
---------   ------------------------------------  -------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $1,000     West Virginia Economic Development
              Authority, Correctional Juvenile
              Series A, Rev., MBIA, 5.50%,
              06/01/14..........................  $ 1,108
    500     West Virginia Economic Development
              Authority, Department of
              Environmental Protection, Rev.,
              4.00%, 11/01/09...................      510
            West Virginia Higher Education
              Policy Commission, University
              Facilities
  1,500     Series A, Rev., MBIA, 5.00%,
              04/01/12..........................    1,616
  1,050     Series B, Rev., FGIC, 5.00%,
              04/01/21..........................    1,113
            West Virginia School Building
              Authority, Capital Improvement
  1,000     Rev., AMBAC, 4.00%, 07/01/10........    1,024
  2,825     Rev., AMBAC, 5.50%, 07/01/11........    2,965
  3,500     Series B, Rev., FSA, 5.40%,
              07/01/17..........................    3,667
    200     Series B, Rev., MBIA, 6.75%,
              07/01/06..........................      203
            West Virginia State Building
              Commission
  1,000     Series A, Rev., MBIA, 5.25%,
              07/01/08..........................    1,044
  2,465     Series A, Rev., MBIA, 5.25%,
              07/01/09..........................    2,578
  1,990     West Virginia State Building
              Commission, Regional Jail, Series
              A, Rev., AMBAC, 5.25%, 07/01/12...    2,167
            West Virginia State Higher
              Education, Interim Governing Board
              University, Marshall University
  1,440     Series A, Rev., FGIC, 5.25%,
              05/01/16..........................    1,541
  1,600     Series A, Rev., FGIC, 5.25%,
              05/01/18..........................    1,710
  1,000     West Virginia State Hospital Finance
              Authority, Camden Clark Memorial
              Hospital, Series A, Rev., FSA,
              5.25%, 02/15/19...................    1,078
    895     West Virginia State Hospital Finance
              Authority, Charleston Area Medical
              Center, Series A, Rev., 6.50%,
              09/01/16 (p)......................    1,070
  1,075     West Virginia State Infrastructure,
              Series B, AMT, GO, FGIC, 5.75%,
              11/01/12..........................    1,179

PRINCIPAL
 AMOUNT             SECURITY DESCRIPTION           VALUE
---------   ------------------------------------  -------
LONG-TERM INVESTMENTS, CONTINUED:
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
            West Virginia State Parkway Economic
              Development & Tourism Authority
 $1,000     Rev., FGIC, 5.25%, 05/15/16.........  $ 1,110
  2,000     Rev., FGIC, 5.25%, 05/15/19.........    2,246
    750     West Virginia University, State
              University System, Marshall
              University Library Rev., AMBAC,
              5.60%, 04/01/06 (p)...............      762
            West Virginia University, University
              Projects
  1,000     Series A, Rev., AMBAC, Zero Coupon,
              04/01/16..........................      645
  1,000     Series A, Rev., AMBAC, Zero Coupon,
              04/01/17..........................      613
  1,000     Series A, Rev., AMBAC, Zero Coupon,
              04/01/18..........................      584
  1,000     Series B, Rev., FGIC, 5.00%,
              10/01/20..........................    1,066
            West Virginia Water Development
              Authority
  1,200     Series A, Rev., AMBAC, 5.50%,
              10/01/18..........................    1,336
    620     Series A, Rev., FSA, 5.35%,
              10/01/13..........................      667
    770     Series A, Rev., FSA, 5.40%,
              10/01/14..........................      830
            West Virginia Water Development
              Authority, Loan Program II
  2,275     Series B, Rev., AMBAC, 5.00%,
              11/01/12..........................    2,456
  1,000     Series B, Rev., AMBAC, 5.00%,
              11/01/13..........................    1,084
  1,125     Series II-A-II, 5.00%, 11/01/19.....    1,207
  1,420     West Virginia Water Development
              Authority, Loan Program IV, Series
              A, Rev., FSA, 5.00%, 11/01/19.....    1,521
                                                  -------
                                                   86,356
                                                  -------
  Total Municipal Bonds
    (Cost $88,070)                                 92,895
                                                  -------
TOTAL INVESTMENTS (100.3%)
  (COST $88,070)                                   92,895
                                                  -------
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)        (304)
                                                  -------
NET ASSETS (100.0%)                               $92,591
                                                  =======

------------
Percentages indicated are based on net assets.



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 72

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)

ABBREVIATIONS:
(b)              Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Management, Inc. or JPMorgan
                 Investment Advisors, Inc.
(d)              Defaulted security.
(g)              Amount rounds to less than 0.1%.
(i)              Security has been deemed illiquid pursuant to procedures
                 approved by the Board of Trustees and may be difficult to
                 sell. Security is fully or partially segregated with the
                 broker as collateral for futures or with brokers as initial margin for futures contracts.
(k)              All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA's,
                 when-issued securities, delayed delivery securities, and
                 reverse repurchase agreements.
(m)              Security is prerefunded or escrowed to maturity.
(p)              The maturity date shown is the earlier of the reset date and the date of the prerefunded call.
ACA              Insured by American Capital Access
ACA-CBI          ACA Certificate of Bond Insurance
Adj.             Adjustable. The interest rate shown is the rate in effect at
                 December 31, 2005.
AMBAC            American Municipal Bond Assurance Corp.
AMT              Alternative Minimum Tax Paper
BIG              Bond Investment Guarantee
CA MTG INS       California Mortgage Insurance
CA ST MTG        California State Mortgage
COLL             Collateral
CONS             Consolidated Bonds
COP              Certificates of Participation
EDA              Economic Development Authority
FGIC             Financial Guaranty Insurance Co.
FGIC-TCRS        FGIC Transferrable Custodial Receipts
FHA              Federal Housing Authority
FHLMC            Federal Home Loan Mortgage Corporation
FNMA             Federal National Mortgage Association
FSA              Financial Security Assurance
FSA-CR           FSA Custodial Receipts
GNMA             Government National Mortgage Association
GO               General Obligation Bond
GO OF AGY        General Obligation of Agency
GO OF HOSP       General Obligation of Hospital
GO OF INSTN      General Obligation of Institution
GO OF UNIV       General Obligation of University
GTY              Guaranty
GTD STD LNS      Guaranteed Student Loans
IBC              Insured Bond Certificates
ICR              Insured Custodial Receipts
IDA              Industrial Development Authority
IDR              Industrial Development Revenue
IMI              Investors Mortgage Insurance Company
LIQ              Liquidity Agreement
LOC              Letter of Credit
MBIA             Municipal Bond Insurance Association



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

MGIC             Mortgage Guaranty Insurance Corporation
MTGS             Mortgages
PCR              Pollution Control Revenue
POOL INS         Pool Insurance
PRIV MTGS        Private Mortgages
PSF-GTD          Permanent School Fund Guaranteed
Q-SBLF           Qualified School Board Loan Fund
RADIAN           Radian Asset Assurance
RADIAN-IBCC      Radian Insured Bond Custodial Certificate
Rev.             Revenue Bond
SCH BD GTY       School Bond Guarantee
SCSDE            South Carolina School District Enhancement
SD CRED PROG     School District Credit Program
SO               Special Obligation
ST AID WITHHLDG  State Aid Withholding
TCRS             Transferable Custodial Receipts
TDHCA            Texas Department of Housing and Community Affairs
TRAN             Tax & Revenue Anticipation Note
UGRIC            United Guaranty Residential Insurance Company
VA               Veterans Administration
VEREX            Verex Assurance Inc.
XLCA             XL Capital Assurance



JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

See notes to financial statements.

 74

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                           ARIZONA     KENTUCKY     LOUISIANA    MICHIGAN
                                          MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                            BOND         BOND         BOND         BOND
                                            FUND         FUND         FUND         FUND
                                          ---------    ---------    ---------    ---------
ASSETS:
Investments in non-affiliates, at
 value..................................  $133,844     $101,876     $ 91,121     $280,778
Investments in affiliates, at value.....        --          826           --        1,329
                                          --------     --------     --------     --------
Total investment securities, at value...   133,844      102,702       91,121      282,107
Receivables:
 Fund shares sold.......................       112            4            2          199
 Interest and dividends.................     2,417        1,360        1,232        2,764
Prepaid expenses and other assets.......         2            2            2            4
                                          --------     --------     --------     --------
Total Assets............................   136,375      104,068       92,357      285,074
                                          --------     --------     --------     --------
LIABILITIES:
Payables:
 Due to custodian.......................       305           --          945           --
 Dividends..............................       389          300          202          715
 Fund shares redeemed...................       104           99           93          718
Accrued liabilities:
 Investment advisory fees...............        35           25           24           72
 Administration fees....................        11            9            4           24
 Shareholder servicing fees.............        14           10            9           35
 Distribution fees......................         9            9           15           35
 Custodian and accounting fees..........         5            5            5            6
 Trustees' fees-deferred compensation
 plan...................................        --(b)        --           --(b)        --(b)
 Other..................................        28           26           29           50
                                          --------     --------     --------     --------
Total Liabilities.......................       900          483        1,326        1,655
                                          --------     --------     --------     --------
NET ASSETS..............................  $135,475     $103,585     $ 91,031     $283,419
                                          ========     ========     ========     ========
NET ASSETS:
Paid in capital.........................  $129,936     $ 98,695     $ 86,758     $279,631
Accumulated undistributed (distributions
 in excess of) net investment income....       (14)          (9)         (14)         (20)
Accumulated net realized gains (losses)
 from investments and futures...........       (56)      (1,203)      (1,227)      (9,873)
Net unrealized appreciation
 (depreciation) from investments and
 futures................................     5,609        6,102        5,514       13,681
                                          --------     --------     --------     --------
Total Net Assets........................  $135,475     $103,585     $ 91,031     $283,419
                                          ========     ========     ========     ========
NET ASSETS:
 Class A................................  $ 31,522     $ 14,481     $ 43,588     $ 76,538
 Class B................................     2,205        8,414        9,236       27,311
 Class C................................     1,544           --           --        1,835
 Select Class...........................   100,204       80,690       38,207      177,735
                                          --------     --------     --------     --------
Total...................................  $135,475     $103,585     $ 91,031     $283,419
                                          ========     ========     ========     ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
 (SHARES) ($0.0001 PAR VALUE; UNLIMITED
 NUMBER OF SHARES AUTHORIZED):
 Class A................................     3,277        1,424        4,352        7,151
 Class B................................       227          833          922        2,665
 Class C................................       160           --           --          179
 Select Class...........................    10,325        7,944        3,818       16,619

Net Asset Value
Class A -- Redemption price per share...  $   9.62     $  10.17     $  10.01     $  10.70
Class B -- Offering price per share
 (a)....................................      9.70        10.10        10.02        10.25
Class C -- Offering price per share
 (a)....................................      9.69           --           --        10.24
Select Class -- Offering and redemption
 price per share........................      9.70        10.16        10.01        10.69
Class A maximum sales charge............      4.50%        4.50%        4.50%        4.50%
Class A maximum public offering price
 per share (net asset value per
 share/100% -- maximum sales charge)....  $  10.07     $  10.65     $  10.48     $  11.20
                                          --------     --------     --------     --------
Cost of investments.....................  $128,235     $ 96,600     $ 85,607     $268,426

------------

(a) Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b) Amount rounds to less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED), CONTINUED
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                          SHORT
                                                                             OHIO          TERM                         WEST
                                                             MUNICIPAL     MUNICIPAL    MUNICIPAL      TAX FREE       VIRGINIA
                                                              INCOME         BOND          BOND          BOND         MUNICIPAL
                                                               FUND          FUND          FUND          FUND         BOND FUND
                                                            -----------    ---------    ----------    ----------    -------------

ASSETS:
Investments in non-affiliates, at value...................  $1,169,772     $215,103      $423,397     $981,753        $ 92,895
Investments in affiliates, at value.......................      34,455           --        16,491      14,825               --
                                                            ----------     --------      --------     ----------      --------
Total investment securities, at value.....................   1,204,227      215,103       439,888     996,578           92,895
Cash......................................................           1           --            --(b)       --               --
Receivables:
 Investment securities sold...............................          --           --         1,022          --               --
 Fund shares sold.........................................       2,248          862           596         603              104
 Interest and dividends...................................      13,221        2,014         5,194      13,771            1,131
 Variation margin on futures contracts....................          --           --            --          52               --
Prepaid expenses and other assets.........................          13            3             7           7                1
                                                            ----------     --------      --------     ----------      --------
Total Assets..............................................   1,219,710      217,982       446,707     1,011,011         94,131
                                                            ----------     --------      --------     ----------      --------
LIABILITIES:
Payables:
 Due to custodian.........................................          --          745            --          --              945
 Dividends................................................       2,922          409           612       3,210              308
 Investment securities purchased..........................      60,513           --         1,072       3,363               --
 Fund shares redeemed.....................................       1,640          895         2,232         852              212
Accrued liabilities:
 Investment advisory fees.................................         255           55            94         256               24
 Administration fees......................................          85           18            31          85                6
 Shareholder servicing fees...............................         141           28            56         118                9
 Distribution fees........................................          81           46            52          31                7
 Custodian and accounting fees............................          12            4             8          26                4
 Trustees' fees- deferred compensation plan...............          --(b)        --(b)          1          28               --(b)
 Other....................................................         140           41            57          49               25
                                                            ----------     --------      --------     ----------      --------
Total Liabilities.........................................      65,789        2,241         4,215       8,018            1,540
                                                            ----------     --------      --------     ----------      --------
NET ASSETS................................................  $1,153,921     $215,741      $442,492     $1,002,993      $ 92,591
                                                            ==========     ========      ========     ==========      ========
NET ASSETS:
Paid in capital...........................................  $1,170,641     $210,293      $447,525     $947,163        $ 89,432
Accumulated undistributed (distributions in excess of) net
 investment income........................................      (1,608)           5             4          11              (11)
Accumulated net realized gains (losses) from investments
 and futures..............................................     (27,923)      (4,434)       (1,544)       (156)          (1,655)
Net unrealized appreciation (depreciation) from
 investments and futures..................................      12,811        9,877        (3,493)     55,975            4,825
                                                            ----------     --------      --------     ----------      --------
Total Net Assets..........................................  $1,153,921     $215,741      $442,492     $1,002,993      $ 92,591
                                                            ==========     ========      ========     ==========      ========
NET ASSETS:
 Class A..................................................  $  116,295     $ 79,780      $ 78,097     $105,697        $  7,797
 Class B..................................................      59,318       41,848        13,531      14,099            8,324
 Class C..................................................      28,705        2,498        39,677          --               --
 Select Class.............................................     949,603       91,615       311,187     883,197           76,470
                                                            ----------     --------      --------     ----------      --------
Total.....................................................  $1,153,921     $215,741      $442,492     $1,002,993      $ 92,591
                                                            ==========     ========      ========     ==========      ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES) ($0.0001
 PAR VALUE; UNLIMITED NUMBER OF SHARES AUTHORIZED):
 Class A..................................................      11,889        7,318         7,730       8,298              771
 Class B..................................................       6,097        3,813         1,329       1,109              825
 Class C..................................................       2,953          228         3,897          --               --
 Select Class.............................................      97,552        8,444        30,707      69,473            7,643

Net Asset Value
Class A -- Redemption price per share.....................  $     9.78     $  10.90      $  10.10     $ 12.74         $  10.11
Class B -- Offering price per share (a)...................        9.73        10.98         10.18       12.71            10.09
Class C -- Offering price per share (a)...................        9.72        10.95         10.18          --               --
Select Class -- Offering and redemption price per share...        9.73        10.85         10.13       12.71            10.01
Class A maximum sales charge..............................        4.50%        4.50%         3.00%       4.50%            4.50%
Class A maximum public offering price per share (net asset
 value per share/100% -- maximum sales charge)............  $    10.24     $  11.41      $  10.41     $ 13.34         $  10.59
                                                            ----------     --------      --------     ----------      --------
Cost of investments.......................................  $1,191,416     $205,226      $443,381     $940,336        $ 88,070

------------

(a) Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b) Amount rounds to less than $1,000.
See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 76

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE PERIOD ENDED DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

                                           ARIZONA     KENTUCKY     LOUISIANA    MICHIGAN
                                          MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                            BOND         BOND         BOND         BOND
                                            FUND         FUND         FUND         FUND
                                          ---------    ---------    ---------    ---------
INVESTMENT INCOME:
 Dividend income from affiliates (a)....   $    19      $    14      $    17      $    23
 Interest income........................     3,228        2,546        2,374        6,867
                                           -------      -------      -------      -------
Total investment income.................     3,247        2,560        2,391        6,890
                                           -------      -------      -------      -------
EXPENSES:
Investment advisory fees................       209          163          151          427
Administration fees.....................        73           57           53          149
Distribution fees:
 Class A................................        37           20           62           97
 Class B................................         8           33           40          109
 Class C................................         4           --           --            6
Shareholder servicing fees:
 Class A................................        37           20           62           97
 Class B................................         3           11           13           36
 Class C................................         1           --           --            2
 Select Class...........................       133          105           51          221
Custodian and accounting fees...........        13           12           11           14
Interest expense........................         1            1            3            2
Professional fees.......................        28           27           27           29
Trustees' fees..........................         1            1            1            2
Printing and mailing costs..............         2            2            4            5
Registration and filing fees............         8            7            7           16
Transfer agent fees.....................        14           12           22           26
Other...................................         3            2            1            1
                                           -------      -------      -------      -------
Total expenses..........................       575          473          508        1,239
                                           -------      -------      -------      -------
Less amounts waived.....................       (84)         (70)         (77)        (144)
Less earnings credits...................        --(b)        --           --(b)        --
Less reimbursement for legal matters....        --(b)        --(b)        --(b)        (1)
                                           -------      -------      -------      -------

 Net expenses...........................       491          403          431        1,094
                                           -------      -------      -------      -------
Net investment income (loss)............     2,756        2,157        1,960        5,796
                                           -------      -------      -------      -------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions
 from:
 Investments............................       (56)          19          115          110
Change in net unrealized appreciation
 (depreciation) of:
 Investments............................    (2,686)      (2,139)      (2,710)      (5,317)
                                           -------      -------      -------      -------
Net realized/unrealized gains (losses)..    (2,742)      (2,120)      (2,595)      (5,207)
                                           -------      -------      -------      -------
Change in net assets resulting from
 operations.............................        14           37         (635)         589
                                           -------      -------      -------      -------
(a) Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees......   $     1      $     1      $     1      $     2
                                           =======      =======      =======      =======

------------

(b) Amount rounds to less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED), CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

                                                                                            SHORT
                                                                               OHIO         TERM                        WEST
                                                               MUNICIPAL     MUNICIPAL    MUNICIPAL    TAX FREE       VIRGINIA
                                                                INCOME         BOND         BOND         BOND         MUNICIPAL
                                                                 FUND          FUND         FUND         FUND         BOND FUND
                                                              -----------    ---------    ---------    ---------    -------------
INVESTMENT INCOME:
 Dividend income............................................   $    558       $    --      $    --     $     --        $    --
 Dividend income from affiliates (a)........................        334            11          357          674             12
 Interest income............................................     19,220         5,210        6,693       23,464          2,358
                                                               --------       -------      -------     --------        -------
Total investment income.....................................     20,112         5,221        7,050       24,138          2,370
                                                               --------       -------      -------     --------        -------
EXPENSES:
Investment advisory fees....................................      1,399           336          569        1,581            147
Administration fees.........................................        489           117          239          552             51
Distribution fees:
 Class A....................................................        156            99          101          132              9
 Class B....................................................        244           173           57           57             33
 Class C....................................................        120             7          175           --             --
Shareholder servicing fees:
 Class A....................................................        156            99          101          132              9
 Class B....................................................         81            58           19           19             11
 Class C....................................................         40             2           58           --             --
 Select Class...............................................        889           121          390        1,167            102
Custodian and accounting fees...............................         24            12           14           22             12
Interest expense............................................          2             2            1            1             --(b)
Professional fees...........................................         30            29           29           24             27
Trustees' fees..............................................          6             1            4            4              1
Printing and mailing costs..................................         21             7           14           17              3
Registration and filing fees................................         28            11           24           23              9
Transfer agent fees.........................................         27            38           41           41             10
Other.......................................................         12             2            5            9              2
                                                               --------       -------      -------     --------        -------
Total expenses..............................................      3,724         1,114        1,841        3,781            426
                                                               --------       -------      -------     --------        -------
Less amounts waived.........................................       (387)         (100)        (251)        (566)           (69)
Less earnings credits.......................................         (1)           --           (3)          (1)            --(b)
Less reimbursement for legal matters........................         (3)           (1)          (2)          (2)            --(b)
                                                               --------       -------      -------     --------        -------

 Net expenses...............................................      3,333         1,013        1,585        3,212            357
                                                               --------       -------      -------     --------        -------
Net investment income (loss)................................     16,779         4,208        5,465       20,926          2,013
                                                               --------       -------      -------     --------        -------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
 Investments................................................     (1,026)           84         (134)         242             87
 Futures....................................................         --            --           --          991             --
Change in net unrealized appreciation (depreciation) of:
Investments.................................................     (9,806)       (3,874)      (2,900)     (20,517)        (2,133)
Futures.....................................................         --            --           --          276             --
                                                               --------       -------      -------     --------        -------
Net realized/unrealized gains (losses)......................    (10,832)       (3,790)      (3,034)     (19,008)        (2,046)
                                                               --------       -------      -------     --------        -------
Change in net assets resulting from operations..............      5,947           418        2,431        1,918            (33)
                                                               --------       -------      -------     --------        -------
(a) Includes reimbursements of investment advisory,
    administration and shareholder servicing fees...........   $     22       $     1      $    25     $     49        $     1
                                                               ========       =======      =======     ========        =======

------------

(b) Amount rounds to less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 78

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                                 ARIZONA MUNICIPAL            KENTUCKY MUNICIPAL          LOUISIANA MUNICIPAL
                                                     BOND FUND                    BOND FUND                    BOND FUND
                                             --------------------------   --------------------------   --------------------------
                                                                YEAR                         YEAR                         YEAR
                                             PERIOD ENDED      ENDED      PERIOD ENDED      ENDED      PERIOD ENDED      ENDED
                                             DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,
                                                 2005           2005          2005           2005          2005           2005
                                             -------------   ----------   -------------   ----------   -------------   ----------
                                              (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS:
 Net investment income (loss)..............    $  2,756       $  5,784      $  2,157       $  4,558      $  1,960       $  4,302
 Net realized gain (loss) on investments...         (56)           418            19            108           115            249
 Change in net unrealized appreciation
 (depreciation) of investments.............      (2,686)           880        (2,139)         1,278        (2,710)         1,248
                                               --------       --------      --------       --------      --------       --------
 Change in net assets resulting from
 operations................................          14          7,082            37          5,944          (635)         5,799
                                               --------       --------      --------       --------      --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
 CLASS A SHARES:
 From net investment income................        (583)          (844)         (306)          (584)         (957)        (2,151)
 From net realized gains...................         (90)            --            --             --            --             --
 CLASS B SHARES:
 From net investment income................         (35)           (69)         (142)          (313)         (169)          (400)
 From net realized gains...................          (6)            --            --             --            --             --
 CLASS C SHARES:
 From net investment income................         (19)            (3)           --             --            --             --
 From net realized gains...................          (4)            --            --             --            --             --
 SELECT CLASS SHARES:
 From net investment income................      (2,126)        (4,902)       (1,714)        (3,702)         (841)        (1,795)
 From net realized gains...................        (282)            --            --             --            --             --
                                               --------       --------      --------       --------      --------       --------
 Total distributions to shareholders.......      (3,145)        (5,818)       (2,162)        (4,599)       (1,967)        (4,346)
                                               --------       --------      --------       --------      --------       --------
CAPITAL TRANSACTIONS:
 Change in net assets from capital
 transactions..............................        (179)        (8,710)       (7,167)        (8,213)      (13,611)       (12,457)
NET ASSETS
 Change in net assets......................      (3,310)        (7,446)       (9,292)        (6,868)      (16,213)       (11,004)
Beginning of period........................     138,785        146,231       112,877        119,745       107,244        118,248
                                               --------       --------      --------       --------      --------       --------

End of period..............................    $135,475       $138,785      $103,585       $112,877      $ 91,031       $107,244
                                               ========       ========      ========       ========      ========       ========

Accumulated undistributed (distributions in
 excess of) net investment income..........    $    (14)      $     (7)     $     (9)      $     (4)     $    (14)      $     (7)

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                            MICHIGAN MUNICIPAL                 MUNICIPAL                    OHIO MUNICIPAL
                                                BOND FUND                     INCOME FUND                     BOND FUND
                                       ----------------------------   ----------------------------   ----------------------------
                                       PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                       DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,
                                           2005            2005           2005            2005           2005            2005
                                       -------------   ------------   -------------   ------------   -------------   ------------
                                        (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS:
 Net investment income (loss)........    $  5,796        $ 11,442      $   16,779      $   36,679      $  4,208        $  8,725
 Net realized gain (loss) on
 investments.........................         110             437          (1,026)           (695)           84             239
 Change in net unrealized
 appreciation (depreciation) of
 investments.........................      (5,317)          1,541          (9,806)         15,419        (3,874)          2,098
                                         --------        --------      ----------      ----------      --------        --------
 Change in net assets resulting from
 operations..........................         589          13,420           5,947          51,403           418          11,062
                                         --------        --------      ----------      ----------      --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
 CLASS A SHARES:
 From net investment income..........      (1,543)         (3,201)         (2,257)         (4,711)       (1,492)         (2,900)
 CLASS B SHARES:
 From net investment income..........        (511)         (1,125)           (967)         (2,575)         (710)         (1,644)
 CLASS C SHARES:
 From net investment income..........         (32)             (6)           (475)         (1,223)          (33)             (3)
 SELECT CLASS SHARES:
 From net investment income..........      (3,743)         (7,217)        (14,320)        (29,638)       (1,952)         (4,240)
                                         --------        --------      ----------      ----------      --------        --------
 Total distributions to
  shareholders.......................      (5,829)        (11,549)        (18,019)        (38,147)       (4,187)         (8,787)
                                         --------        --------      ----------      ----------      --------        --------
CAPITAL TRANSACTIONS:
 Change in net assets from capital
 transactions........................       7,566          (4,521)        254,547        (128,374)       (6,368)        (17,344)
NET ASSETS
 Change in net assets................       2,326          (2,650)        242,475        (115,118)      (10,137)        (15,069)
Beginning of period..................     281,093         283,743         911,446       1,026,564       225,878         240,947
                                         --------        --------      ----------      ----------      --------        --------

End of period........................    $283,419        $281,093      $1,153,921      $  911,446      $215,741        $225,878
                                         ========        ========      ==========      ==========      ========        ========

Accumulated undistributed
 (distributions in excess of) net
 investment income...................    $    (20)       $     13      $   (1,608)     $     (368)     $      5        $    (16)

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 80

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                           SHORT TERM MUNICIPAL                 TAX FREE               WEST VIRGINIA MUNICIPAL
                                                BOND FUND                      BOND FUND                      BOND FUND
                                       ----------------------------   ----------------------------   ----------------------------
                                       PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                       DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,
                                           2005            2005           2005            2005           2005            2005
                                       -------------   ------------   -------------   ------------   -------------   ------------
                                        (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS:
 Net investment income (loss)........    $  5,465        $ 12,100      $   20,926      $   29,605      $  2,013        $  3,994
 Net realized gain (loss) on
 investments and futures.............        (134)           (193)          1,233           4,752            87              48
 Change in net unrealized
 appreciation (depreciation) of
 investments and futures.............      (2,900)          1,146         (20,241)          8,828        (2,133)          1,021
                                         --------        --------      ----------      ----------      --------        --------
 Change in net assets resulting from
 operations..........................       2,431          13,053           1,918          43,185           (33)          5,063
                                         --------        --------      ----------      ----------      --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
 CLASS A SHARES:
 From net investment income..........        (937)         (2,301)         (2,080)         (2,890)         (153)           (289)
 From net realized gains.............          --              --            (561)           (838)           --              --
 CLASS B SHARES:
 From net investment income..........        (131)           (333)           (245)           (488)         (144)           (314)
 From net realized gains.............          --              --             (78)           (194)           --              --
 CLASS C SHARES:
 From net investment income..........        (408)         (1,146)             --              --            --              --
 SELECT CLASS SHARES:
 From net investment income..........      (3,984)         (8,402)        (19,051)        (26,396)       (1,717)         (3,435)
 From net realized gains.............          --              --          (4,790)         (6,548)           --              --
                                         --------        --------      ----------      ----------      --------        --------
 Total distributions to
  shareholders.......................      (5,460)        (12,182)        (26,805)        (37,354)       (2,014)         (4,038)
                                         --------        --------      ----------      ----------      --------        --------
CAPITAL TRANSACTIONS:
 Change in net assets from capital
 transactions........................     (15,123)        (77,787)        (54,216)        567,589        (6,760)         (1,310)
                                         --------        --------      ----------      ----------      --------        --------
NET ASSETS:
 Change in net assets................     (18,152)        (76,916)        (79,103)        573,420        (8,807)           (285)
Beginning of period..................     460,644         537,560       1,082,096         508,676       101,398         101,683
                                         --------        --------      ----------      ----------      --------        --------
End of period........................    $442,492        $460,644      $1,002,993      $1,082,096      $ 92,591        $101,398
                                         ========        ========      ==========      ==========      ========        ========
Accumulated undistributed
 (distributions in excess of) net
 investment income...................    $      4        $     (1)     $       11      $      461      $    (11)       $    (10)

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                                 ARIZONA                        KENTUCKY                      LOUISIANA
                                           MUNICIPAL BOND FUND            MUNICIPAL BOND FUND            MUNICIPAL BOND FUND
                                       ----------------------------   ----------------------------   ----------------------------
                                       PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                       DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,
                                           2005            2005           2005            2005           2005            2005
                                       -------------   ------------   -------------   ------------   -------------   ------------
                                        (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued.........    $  8,216        $ 15,852        $   646        $  5,043       $  1,882        $  3,847
 Dividends reinvested................         426             538            206             417            589           1,464
 Cost of shares redeemed.............      (2,881)         (6,379)        (3,093)         (2,536)       (11,316)        (11,816)
                                         --------        --------        -------        --------       --------        --------
Change in net assets from Class A
 capital transactions................    $  5,761        $ 10,011        $(2,241)       $  2,924       $ (8,845)       $ (6,505)
                                         ========        ========        =======        ========       ========        ========
CLASS B SHARES:
 Proceeds from shares issued.........    $    202        $    990        $    43        $    306       $     56        $    541
 Dividends reinvested................          35              55            104             258            119             310
 Cost of shares redeemed.............        (141)           (730)          (975)         (1,801)        (2,302)         (2,670)
                                         --------        --------        -------        --------       --------        --------
Change in net assets from Class B
 capital transactions................    $     96        $    315        $  (828)       $ (1,237)      $ (2,127)       $ (1,819)
                                         ========        ========        =======        ========       ========        ========
CLASS C SHARES:
 Proceeds from shares issued.........    $  1,226        $    434        $    --        $     --       $     --        $     --
 Dividends reinvested................          19               3             --              --             --              --
 Cost of shares redeemed.............        (101)            (15)            --              --             --              --
                                         --------        --------        -------        --------       --------        --------
Change in net assets from Class C
 capital transactions................    $  1,144        $    422        $    --        $     --       $     --        $     --
                                         ========        ========        =======        ========       ========        ========
SELECT CLASS SHARES:
 Proceeds from shares issued.........    $  4,581        $  7,504        $ 3,219        $  5,949       $  1,523        $  3,596
 Dividends reinvested................          37              68             23              54             31              51
 Cost of shares redeemed.............     (11,798)        (27,030)        (7,340)        (15,903)        (4,193)         (7,780)
                                         --------        --------        -------        --------       --------        --------
Change in net assets from Select
 Class capital transactions..........    $ (7,180)       $(19,458)       $(4,098)       $ (9,900)      $ (2,639)       $ (4,133)
                                         ========        ========        =======        ========       ========        ========
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued..............................         844           1,606             64             487            186             373
 Reinvested..........................          44              55             20              40             58             142
 Redeemed............................        (297)           (650)          (302)           (244)        (1,124)         (1,147)
                                         --------        --------        -------        --------       --------        --------
Change in Class A Shares.............         591           1,011           (218)            283           (880)           (632)
                                         ========        ========        =======        ========       ========        ========
CLASS B SHARES:
 Issued..............................          21              99              4              29              6              52
 Reinvested..........................           4               5             10              25             12              30
 Redeemed............................         (15)            (73)           (95)           (174)          (229)           (260)
                                         --------        --------        -------        --------       --------        --------
Change in Class B Shares.............          10              31            (81)           (120)          (211)           (178)
                                         ========        ========        =======        ========       ========        ========
CLASS C SHARES:
 Issued..............................         125              44             --              --             --              --
 Reinvested..........................           2              --(b)          --              --             --              --
 Redeemed............................         (10)             (1)            --              --             --              --
                                         --------        --------        -------        --------       --------        --------
Change in Class C Shares.............         117              43             --              --             --              --
                                         ========        ========        =======        ========       ========        ========
SELECT CLASS SHARES:
 Issued..............................         467             754            315             571            151             350
 Reinvested..........................           4               7              2               5              3               5
 Redeemed............................      (1,207)         (2,711)          (720)         (1,530)          (416)           (756)
                                         --------        --------        -------        --------       --------        --------
Change in Select Class Shares........        (736)         (1,950)          (403)           (954)          (262)           (401)
                                         ========        ========        =======        ========       ========        ========

------------

(b) Amount rounds to less than 1,000.

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 82

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                                 MICHIGAN                      MUNICIPAL                         OHIO
                                           MUNICIPAL BOND FUND                INCOME FUND                MUNICIPAL BOND FUND
                                       ----------------------------   ----------------------------   ----------------------------
                                       PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                       DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,
                                           2005            2005           2005            2005           2005            2005
                                       -------------   ------------   -------------   ------------   -------------   ------------
                                        (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued.........    $ 10,436        $ 22,028       $ 10,876       $  36,178       $  9,211        $ 14,737
 Dividends reinvested................       1,106           2,415          1,576           3,625          1,017           2,322
 Cost of shares redeemed.............     (11,581)        (24,703)       (21,228)        (46,394)        (7,658)        (13,546)
                                         --------        --------       --------       ---------       --------        --------
Change in net assets from Class A
 capital transactions................    $    (39)       $   (260)      $ (8,776)      $  (6,591)      $  2,570        $  3,513
                                         ========        ========       ========       =========       ========        ========
CLASS B SHARES:
 Proceeds from shares issued.........    $    242        $  1,218       $    369       $   1,914       $    429        $  1,624
 Dividends reinvested................         361             888            692           2,021            526           1,369
 Cost of shares redeemed.............      (2,956)         (5,057)       (10,803)        (25,147)        (6,705)        (11,430)
                                         --------        --------       --------       ---------       --------        --------
Change in net assets from Class B
 capital transactions................    $ (2,353)       $ (2,951)      $ (9,742)      $ (21,212)      $ (5,750)       $ (8,437)
                                         ========        ========       ========       =========       ========        ========
CLASS C SHARES:
 Proceeds from shares issued.........    $    735        $  1,135       $  1,726       $   8,422       $  1,953        $    584
 Dividends reinvested................          30               6            317             910             25               2
 Cost of shares redeemed.............         (32)             (8)        (6,831)        (17,619)           (38)             (1)
                                         --------        --------       --------       ---------       --------        --------
Change in net assets from Class C
 capital transactions................    $    733        $  1,133       $ (4,788)      $  (8,287)      $  1,940        $    585
                                         ========        ========       ========       =========       ========        ========
SELECT CLASS SHARES:
 Proceeds from shares issued.........    $ 19,882        $ 22,429       $360,453       $  59,289       $  5,714        $  9,328
 Dividends reinvested................         149             272            577             748            138             230
 Cost of shares redeemed.............     (10,806)        (25,144)       (83,177)       (152,321)       (10,980)        (22,563)
                                         --------        --------       --------       ---------       --------        --------
Change in net assets from Select
 Class capital transactions..........    $  9,225        $ (2,443)      $277,853       $ (92,284)      $ (5,128)       $(13,005)
                                         ========        ========       ========       =========       ========        ========
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued..............................         969           2,010          1,106           3,642            841           1,331
 Reinvested..........................         103             221            161             366             93             209
 Redeemed............................      (1,074)         (2,259)        (2,168)         (4,673)          (699)         (1,218)
                                         --------        --------       --------       ---------       --------        --------
Change in Class A Shares.............          (2)            (28)          (901)           (665)           235             322
                                         ========        ========       ========       =========       ========        ========
CLASS B SHARES:
 Issued..............................          23             116             38             194             39             142
 Reinvested..........................          35              85             71             205             48             122
 Redeemed............................        (287)           (481)        (1,107)         (2,548)          (609)         (1,021)
                                         --------        --------       --------       ---------       --------        --------
Change in Class B Shares.............        (229)           (280)          (998)         (2,149)          (522)           (757)
                                         ========        ========       ========       =========       ========        ========
CLASS C SHARES:
 Issued..............................          71             109            177             852            177              53
 Reinvested..........................           3              --(b)          32              93              2              --(b)
 Redeemed............................          (3)             (1)          (701)         (1,787)            (4)             --(b)
                                         --------        --------       --------       ---------       --------        --------
Change in Class C Shares.............          71             108           (492)           (842)           175              53
                                         ========        ========       ========       =========       ========        ========
SELECT CLASS SHARES:
 Issued..............................       1,847           2,054         37,046           6,000            524             834
 Reinvested..........................          14              25             59              76             13              21
 Redeemed............................      (1,007)         (2,298)        (8,536)        (15,429)        (1,008)         (2,041)
                                         --------        --------       --------       ---------       --------        --------
Change in Select Class Shares........         854            (219)        28,569          (9,353)          (471)         (1,186)
                                         ========        ========       ========       =========       ========        ========

------------

(b) Amount rounds to less than 1,000.

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                                SHORT TERM                      TAX FREE                    WEST VIRGINIA
                                           MUNICIPAL BOND FUND                 BOND FUND                 MUNICIPAL BOND FUND
                                       ----------------------------   ----------------------------   ----------------------------
                                       PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                       DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,      JUNE 30,
                                           2005            2005           2005            2005           2005            2005
                                       -------------   ------------   -------------   ------------   -------------   ------------
                                        (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued.........    $ 15,590       $  56,007       $  18,478       $ 20,391       $    541        $  1,089
 Net assets acquired in a tax-free
 reorganization......................          --              --              --         50,210             --              --
 Dividends reinvested................         712           1,874           1,786          2,452             89             186
 Cost of shares redeemed.............     (23,326)        (79,779)        (14,182)       (29,466)          (350)         (1,385)
                                         --------       ---------       ---------       --------       --------        --------
Change in net assets from Class A
 capital transactions................    $ (7,024)      $ (21,898)      $   6,082       $ 43,587       $    280        $   (110)
                                         ========       =========       =========       ========       ========        ========
CLASS B SHARES:
 Proceeds from shares issued.........    $    356       $     937       $     560       $  1,665       $     43        $    277
 Net assets acquired in a tax-free
 reorganization......................          --              --              --          4,082             --              --
 Dividends reinvested................          94             267             235            558             94             236
 Cost of shares redeemed.............      (3,151)         (5,647)         (2,462)        (3,771)          (809)         (2,074)
                                         --------       ---------       ---------       --------       --------        --------
Change in net assets from Class B
 capital transactions................    $ (2,701)      $  (4,443)      $  (1,667)      $  2,534       $   (672)       $ (1,561)
                                         ========       =========       =========       ========       ========        ========
CLASS C SHARES:
 Proceeds from shares issued.........    $  3,085       $  18,354       $      --       $     --       $     --        $     --
 Dividends reinvested................         346           1,018              --             --             --              --
 Cost of shares redeemed.............     (15,763)        (45,247)             --             --             --              --
                                         --------       ---------       ---------       --------       --------        --------
Change in net assets from Class C
 capital transactions................    $(12,332)      $ (25,875)      $      --       $     --       $     --        $     --
                                         ========       =========       =========       ========       ========        ========
SELECT CLASS SHARES:
 Proceeds from shares issued.........    $ 94,590       $ 122,729       $  46,302       $ 53,523       $  5,502        $ 10,287
 Net assets acquired in a tax-free
 reorganization......................          --              --              --        552,348             --              --
 Dividends reinvested................         263             756           2,415            929             12             164
 Cost of shares redeemed.............     (87,919)       (149,056)       (107,348)       (85,332)       (11,882)        (10,090)
                                         --------       ---------       ---------       --------       --------        --------
Change in net assets from Select
 Class capital transactions..........    $  6,934       $ (25,571)      $ (58,631)      $521,468       $ (6,368)       $    361
                                         ========       =========       =========       ========       ========        ========
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued..............................       1,539           5,463           1,438          1,563             53             105
 Shares issued in a tax-free
 reorganization......................          --              --              --          3,855             --              --
 Reinvested..........................          70             184             139            188              9              18
 Redeemed............................      (2,302)         (7,797)         (1,106)        (2,269)           (35)           (133)
                                         --------       ---------       ---------       --------       --------        --------
Change in Class A Shares.............        (693)         (2,150)            471          3,337             27             (10)
                                         ========       =========       =========       ========       ========        ========
CLASS B SHARES:
 Issued..............................          36              91              43            128              4              27
 Shares issued in a tax-free
 reorganization......................          --              --              --            314             --              --
 Reinvested..........................           9              26              18             43              9              23
 Redeemed............................        (309)           (549)           (192)          (289)           (79)           (201)
                                         --------       ---------       ---------       --------       --------        --------
Change in Class B Shares.............        (264)           (432)           (131)           196            (66)           (151)
                                         ========       =========       =========       ========       ========        ========
CLASS C SHARES:
 Issued..............................         302           1,780              --             --             --              --
 Reinvested..........................          34              99              --             --             --              --
 Redeemed............................      (1,544)         (4,394)             --             --             --              --
                                         --------       ---------       ---------       --------       --------        --------
Change in Class C Shares.............      (1,208)         (2,515)             --             --             --              --
                                         ========       =========       =========       ========       ========        ========
SELECT CLASS SHARES:
 Issued..............................       9,318          11,964           3,622          4,107            547           1,004
 Shares issued in a tax-free
 reorganization......................          --              --              --         42,491             --              --
 Reinvested..........................          26              74             189             71              1              16
 Redeemed............................      (8,649)        (14,549)         (8,400)        (6,557)        (1,181)           (986)
                                         --------       ---------       ---------       --------       --------        --------
Change in Select Class Shares........         695          (2,511)         (4,589)        40,112           (633)             34
                                         ========       =========       =========       ========       ========        ========

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 84

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                         INVESTMENT OPERATIONS
                                          ----------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT
CLASS A                                   OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS
-------                                   ---------   ----------   --------------   ----------
ARIZONA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................   $ 9.84       $0.19          $(0.19)        $   --
 Year Ended June 30, 2005...............     9.76        0.38            0.09           0.47
 Year Ended June 30, 2004...............    10.19        0.38           (0.41)         (0.03)
 Year Ended June 30, 2003...............     9.84        0.39            0.36           0.75
 Year Ended June 30, 2002...............     9.67        0.39            0.20           0.59
 Year Ended June 30, 2001...............     9.39        0.43            0.28           0.71
KENTUCKY MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.37        0.20           (0.20)            --
 Year Ended June 30, 2005...............    10.26        0.39            0.11           0.50
 Year Ended June 30, 2004...............    10.67        0.40           (0.41)         (0.01)
 Year Ended June 30, 2003...............    10.32        0.40            0.36           0.76
 Year Ended June 30, 2002...............    10.20        0.43            0.13           0.56
 Year Ended June 30, 2001...............     9.90        0.47            0.30           0.77
LOUISIANA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.27        0.20           (0.26)         (0.06)
 Year Ended June 30, 2005...............    10.15        0.40            0.12           0.52
 Year Ended June 30, 2004...............    10.59        0.37           (0.44)         (0.07)
 Year Ended June 30, 2003...............    10.21        0.38            0.38           0.76
 Year Ended June 30, 2002...............    10.08        0.42            0.13           0.55
 Year Ended June 30, 2001...............     9.74        0.45            0.34           0.79
MICHIGAN MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.90        0.22           (0.20)          0.02
 Year Ended June 30, 2005...............    10.83        0.43            0.07           0.50
 Year Ended June 30, 2004...............    11.30        0.45           (0.48)         (0.03)
 Year Ended June 30, 2003...............    10.84        0.43            0.46           0.89
 Year Ended June 30, 2002...............    10.65        0.46            0.19           0.65
 Year Ended June 30, 2001...............    10.22        0.47            0.43           0.90
MUNICIPAL INCOME FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     9.92        0.17           (0.13)          0.04
 Year Ended June 30, 2005...............     9.79        0.37            0.14           0.51
 Year Ended June 30, 2004...............    10.13        0.39           (0.35)          0.04
 Year Ended June 30, 2003...............     9.93        0.40            0.20           0.60
 Year Ended June 30, 2002...............     9.83        0.43            0.10           0.53
 Year Ended June 30, 2001...............     9.49        0.46            0.34           0.80
OHIO MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    11.09        0.21           (0.19)          0.02
 Year Ended June 30, 2005...............    10.98        0.41            0.12           0.53
 Year Ended June 30, 2004...............    11.41        0.41           (0.43)         (0.02)
 Year Ended June 30, 2003...............    11.01        0.40            0.41           0.81
 Year Ended June 30, 2002...............    10.82        0.46            0.19           0.65
 Year Ended June 30, 2001...............    10.47        0.51            0.35           0.86
SHORT TERM MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.17        0.12           (0.07)          0.05
 Year Ended June 30, 2005...............    10.16        0.23            0.02           0.25
 Year Ended June 30, 2004...............    10.40        0.22           (0.21)          0.01
 Year Ended June 30, 2003...............    10.21        0.26            0.20           0.46
 Year Ended June 30, 2002...............    10.07        0.32            0.14           0.46
 Year Ended June 30, 2001...............     9.87        0.42            0.20           0.62
TAX FREE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    13.04        0.25           (0.23)          0.02
 Year Ended June 30, 2005...............    12.90        0.54            0.33           0.87
 Year Ended June 30, 2004...............    13.44        0.55           (0.52)          0.03
 Year Ended June 30, 2003...............    12.91        0.55            0.54           1.09
 Year Ended June 30, 2002...............    12.74        0.57            0.18           0.75
 Year Ended June 30, 2001...............    12.16        0.58            0.58           1.16
WEST VIRGINIA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.32        0.20           (0.21)         (0.01)
 Year Ended June 30, 2005...............    10.21        0.39            0.11           0.50
 Year Ended June 30, 2004...............    10.64        0.39           (0.44)         (0.05)
 Year Ended June 30, 2003...............    10.27        0.41            0.37           0.78
 Year Ended June 30, 2002...............    10.14        0.46            0.13           0.59
 Year Ended June 30, 2001...............     9.81        0.46            0.33           0.79

                                                   PER SHARE OPERATING PERFORMANCE
                                          -------------------------------------------------
                                                      DISTRIBUTIONS
                                          -------------------------------------
                                                                                  NET ASSET
                                             NET         NET                       VALUE,
                                          INVESTMENT   REALIZED       TOTAL        END OF
CLASS A                                     INCOME      GAINS     DISTRIBUTIONS    PERIOD
-------                                   ----------   --------   -------------   ---------
ARIZONA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    $(0.19)     $(0.03)      $(0.22)       $ 9.62
 Year Ended June 30, 2005...............     (0.39)         --        (0.39)         9.84
 Year Ended June 30, 2004...............     (0.38)      (0.02)       (0.40)         9.76
 Year Ended June 30, 2003...............     (0.40)         --        (0.40)        10.19
 Year Ended June 30, 2002...............     (0.42)         --        (0.42)         9.84
 Year Ended June 30, 2001...............     (0.43)         --        (0.43)         9.67
KENTUCKY MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.20)         --        (0.20)        10.17
 Year Ended June 30, 2005...............     (0.39)         --        (0.39)        10.37
 Year Ended June 30, 2004...............     (0.40)         --        (0.40)        10.26
 Year Ended June 30, 2003...............     (0.41)         --        (0.41)        10.67
 Year Ended June 30, 2002...............     (0.44)         --        (0.44)        10.32
 Year Ended June 30, 2001...............     (0.47)         --        (0.47)        10.20
LOUISIANA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.20)         --        (0.20)        10.01
 Year Ended June 30, 2005...............     (0.40)         --        (0.40)        10.27
 Year Ended June 30, 2004...............     (0.37)         --        (0.37)        10.15
 Year Ended June 30, 2003...............     (0.38)         --        (0.38)        10.59
 Year Ended June 30, 2002...............     (0.42)         --        (0.42)        10.21
 Year Ended June 30, 2001...............     (0.45)         --        (0.45)        10.08
MICHIGAN MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.22)         --        (0.22)        10.70
 Year Ended June 30, 2005...............     (0.43)         --        (0.43)        10.90
 Year Ended June 30, 2004...............     (0.44)         --        (0.44)        10.83
 Year Ended June 30, 2003...............     (0.43)         --        (0.43)        11.30
 Year Ended June 30, 2002...............     (0.46)         --        (0.46)        10.84
 Year Ended June 30, 2001...............     (0.47)         --        (0.47)        10.65
MUNICIPAL INCOME FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.18)         --        (0.18)         9.78
 Year Ended June 30, 2005...............     (0.38)         --        (0.38)         9.92
 Year Ended June 30, 2004...............     (0.38)         --        (0.38)         9.79
 Year Ended June 30, 2003...............     (0.40)         --        (0.40)        10.13
 Year Ended June 30, 2002...............     (0.43)         --        (0.43)         9.93
 Year Ended June 30, 2001...............     (0.46)         --        (0.46)         9.83
OHIO MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.21)         --        (0.21)        10.90
 Year Ended June 30, 2005...............     (0.42)         --        (0.42)        11.09
 Year Ended June 30, 2004...............     (0.41)         --        (0.41)        10.98
 Year Ended June 30, 2003...............     (0.41)         --        (0.41)        11.41
 Year Ended June 30, 2002...............     (0.46)         --        (0.46)        11.01
 Year Ended June 30, 2001...............     (0.51)         --        (0.51)        10.82
SHORT TERM MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.12)         --        (0.12)        10.10
 Year Ended June 30, 2005...............     (0.24)         --        (0.24)        10.17
 Year Ended June 30, 2004...............     (0.22)      (0.03)       (0.25)        10.16
 Year Ended June 30, 2003...............     (0.26)      (0.01)       (0.27)        10.40
 Year Ended June 30, 2002...............     (0.32)         --        (0.32)        10.21
 Year Ended June 30, 2001...............     (0.42)         --        (0.42)        10.07
TAX FREE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.25)      (0.07)       (0.32)        12.74
 Year Ended June 30, 2005...............     (0.53)      (0.20)       (0.73)        13.04
 Year Ended June 30, 2004...............     (0.55)      (0.02)       (0.57)        12.90
 Year Ended June 30, 2003...............     (0.56)         --        (0.56)        13.44
 Year Ended June 30, 2002...............     (0.58)         --        (0.58)        12.91
 Year Ended June 30, 2001...............     (0.58)         --        (0.58)        12.74
WEST VIRGINIA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.20)         --        (0.20)        10.11
 Year Ended June 30, 2005...............     (0.39)         --        (0.39)        10.32
 Year Ended June 30, 2004...............     (0.38)         --        (0.38)        10.21
 Year Ended June 30, 2003...............     (0.41)         --        (0.41)        10.64
 Year Ended June 30, 2002...............     (0.46)         --        (0.46)        10.27
 Year Ended June 30, 2001...............     (0.46)         --        (0.46)        10.14

------------
(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes interest expense for custody overdraft and interfund lending of 1 basis point.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

--------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA:
                                                          ----------------------------------------------------------------
                                                                          RATIOS TO AVERAGE NET ASSETS: (A)
                                                                       ---------------------------------------
                                             TOTAL                                                EXPENSES
                                             RETURN       NET ASSETS                 NET       WITHOUT WAIVERS
                                           (EXCLUDES        END OF                INVESTMENT   REIMBURSEMENTS    PORTFOLIO
                                             SALES          PERIOD       NET        INCOME      AND EARNINGS     TURNOVER
                                         CHARGE) (B)(D)    (000'S)     EXPENSES     (LOSS)         CREDITS       RATE (B)
                                         --------------   ----------   --------   ----------   ---------------   ---------

ARIZONA MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.05)%       $ 31,522      0.88%       3.78%          1.01%             4%
  Year Ended June 30, 2005..............      4.87           26,429      0.86        3.86           0.99              5
  Year Ended June 30, 2004..............     (0.34)          16,352      0.84        3.76           0.99             11
  Year Ended June 30, 2003..............      7.73           11,576      0.84        3.91           0.99             18
  Year Ended June 30, 2002..............      6.25            9,462      0.84        4.26           0.99             12
  Year Ended June 30, 2001..............      7.72            2,746      0.84        4.46           0.99             17

KENTUCKY MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................      0.00           14,481      0.88        3.83           1.02              2
  Year Ended June 30, 2005..............      4.97           17,032      0.86        3.76           1.00              3
  Year Ended June 30, 2004..............     (0.08)          13,935      0.86        3.84           1.01              5
  Year Ended June 30, 2003..............      7.48           15,593      0.86        3.86           1.01              9
  Year Ended June 30, 2002..............      5.61           13,099      0.86        4.30           1.01             15
  Year Ended June 30, 2001..............      7.90            8,906      0.86        4.64           1.01             17

LOUISIANA MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.59)          43,588      0.89(c)     3.85           1.05              2
  Year Ended June 30, 2005..............      5.20           53,725      0.87        3.82           1.13              3
  Year Ended June 30, 2004..............     (0.68)          59,497      0.86        3.58           1.16              2
  Year Ended June 30, 2003..............      7.58           76,095      0.86        3.65           1.16             10
  Year Ended June 30, 2002..............      5.59           69,037      0.86        4.15           1.16             22
  Year Ended June 30, 2001..............      8.28           59,662      0.86        4.56           1.16             11

MICHIGAN MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................      0.16           76,538      0.86        3.98           0.97              3
  Year Ended June 30, 2005..............      4.69           78,000      0.86        3.93           1.01             12
  Year Ended June 30, 2004..............     (0.28)          77,774      0.85        3.96           1.00             10
  Year Ended June 30, 2003..............      8.37           97,090      0.85        3.91           1.00             11
  Year Ended June 30, 2002..............      6.22           69,371      0.85        4.28           1.00              8
  Year Ended June 30, 2001..............      9.00           57,728      0.84        4.51           0.99             17

MUNICIPAL INCOME FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................      0.41          116,295      0.84        3.47           0.94             13
  Year Ended June 30, 2005..............      5.25          126,834      0.85        3.66           0.98             39
  Year Ended June 30, 2004..............      0.39          131,692      0.84        3.84           0.99             48
  Year Ended June 30, 2003..............      6.17          183,392      0.84        4.02           0.99             74
  Year Ended June 30, 2002..............      5.52          166,452      0.84        4.40           0.99             94
  Year Ended June 30, 2001..............      8.56          166,096      0.83        4.74           0.98             65

OHIO MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................      0.17           79,780      0.88        3.79           1.00              3
  Year Ended June 30, 2005..............      4.85           78,525      0.86        3.72           1.10              7
  Year Ended June 30, 2004..............     (0.18)          74,235      0.85        3.63           1.16             16
  Year Ended June 30, 2003..............      7.44           87,877      0.85        3.61           1.16             15
  Year Ended June 30, 2002..............      6.08           47,914      0.85        4.23           1.16             21
  Year Ended June 30, 2001..............      8.32           32,308      0.85        4.74           1.16             16

SHORT TERM MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................      0.49           78,097      0.80        2.30           0.91             19
  Year Ended June 30, 2005..............      2.47           85,690      0.80        2.28           1.08             41
  Year Ended June 30, 2004..............      0.11          107,434      0.80        2.10           1.16            138
  Year Ended June 30, 2003..............      4.57          109,112      0.80        2.53           1.15            110
  Year Ended June 30, 2002..............      4.64           49,927      0.80        3.13           1.15             94
  Year Ended June 30, 2001..............      6.38            8,423      0.80        4.13           1.16             89

TAX FREE BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................      0.18          105,697      0.75        3.83           0.93             19
  Year Ended June 30, 2005..............      6.82          102,064      0.79        3.99           0.96             43
  Year Ended June 30, 2004..............      0.27           57,927      0.84        4.16           0.99             20
  Year Ended June 30, 2003..............      8.59           67,693      0.83        4.22           0.98             12
  Year Ended June 30, 2002..............      5.97           51,859      0.83        4.47           0.98             11
  Year Ended June 30, 2001..............      9.67           46,849      0.83        4.59           0.98             34

WEST VIRGINIA MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.06)           7,797      0.88        3.96           1.04              4
  Year Ended June 30, 2005..............      4.93            7,677      0.86        3.74           1.01              4
  Year Ended June 30, 2004..............     (0.50)           7,695      0.85        3.66           1.01             20
  Year Ended June 30, 2003..............      7.77           10,045      0.84        3.97           1.00             10
  Year Ended June 30, 2002..............      5.89            6,422      0.86        4.48           1.01             12
  Year Ended June 30, 2001..............      8.19            5,639      0.86        4.60           1.01              8

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 86

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                         INVESTMENT OPERATIONS
                                          ----------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT
CLASS B                                   OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS
-------                                   ---------   ----------   --------------   ----------
ARIZONA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $ 9.92       $0.16          $(0.19)        $(0.03)
 Year Ended June 30, 2005...............     9.85        0.32            0.08           0.40
 Year Ended June 30, 2004...............    10.30        0.31           (0.43)         (0.12)
 Year Ended June 30, 2003...............     9.92        0.32            0.39           0.71
 Year Ended June 30, 2002...............     9.75        0.35            0.18           0.53
 Year Ended June 30, 2001...............     9.46        0.37            0.29           0.66

KENTUCKY MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.30        0.16           (0.20)         (0.04)
 Year Ended June 30, 2005...............    10.19        0.33            0.11           0.44
 Year Ended June 30, 2004...............    10.60        0.33           (0.41)         (0.08)
 Year Ended June 30, 2003...............    10.26        0.34            0.34           0.68
 Year Ended June 30, 2002...............    10.14        0.38            0.12           0.50
 Year Ended June 30, 2001...............     9.84        0.40            0.30           0.70

LOUISIANA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.27        0.16           (0.25)         (0.09)
 Year Ended June 30, 2005...............    10.15        0.33            0.12           0.45
 Year Ended June 30, 2004...............    10.58        0.31           (0.43)         (0.12)
 Year Ended June 30, 2003...............    10.21        0.32            0.37           0.69
 Year Ended June 30, 2002...............    10.08        0.36            0.13           0.49
 Year Ended June 30, 2001...............     9.75        0.39            0.33           0.72

MICHIGAN MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.45        0.17           (0.19)         (0.02)
 Year Ended June 30, 2005...............    10.40        0.34            0.08           0.42
 Year Ended June 30, 2004...............    10.87        0.35           (0.45)         (0.10)
 Year Ended June 30, 2003...............    10.45        0.35            0.44           0.79
 Year Ended June 30, 2002...............    10.29        0.38            0.18           0.56
 Year Ended June 30, 2001...............     9.89        0.41            0.40           0.81

MUNICIPAL INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     9.86        0.14           (0.12)          0.02
 Year Ended June 30, 2005...............     9.74        0.30            0.14           0.44
 Year Ended June 30, 2004...............    10.08        0.32           (0.35)         (0.03)
 Year Ended June 30, 2003...............     9.89        0.34            0.19           0.53
 Year Ended June 30, 2002...............     9.79        0.37            0.10           0.47
 Year Ended June 30, 2001...............     9.45        0.40            0.34           0.74

OHIO MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.16        0.18           (0.19)         (0.01)
 Year Ended June 30, 2005...............    11.05        0.35            0.11           0.46
 Year Ended June 30, 2004...............    11.49        0.34           (0.44)         (0.10)
 Year Ended June 30, 2003...............    11.08        0.34            0.41           0.75
 Year Ended June 30, 2002...............    10.90        0.39            0.18           0.57
 Year Ended June 30, 2001...............    10.54        0.44            0.36           0.80

SHORT TERM MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.25        0.09           (0.07)          0.02
 Year Ended June 30, 2005...............    10.23        0.19            0.02           0.21
 Year Ended June 30, 2004...............    10.47        0.17           (0.21)         (0.04)
 Year Ended June 30, 2003...............    10.28        0.21            0.20           0.41
 Year Ended June 30, 2002...............    10.14        0.27            0.14           0.41
 Year Ended June 30, 2001...............     9.94        0.36            0.20           0.56

TAX FREE BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    13.01        0.20           (0.22)         (0.02)
 Year Ended June 30, 2005...............    12.88        0.45            0.32           0.77
 Year Ended June 30, 2004...............    13.42        0.47           (0.52)         (0.05)
 Year Ended June 30, 2003...............    12.89        0.47            0.54           1.01
 Year Ended June 30, 2002...............    12.72        0.48            0.19           0.67
 Year Ended June 30, 2001...............    12.16        0.50            0.56           1.06

WEST VIRGINIA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.30        0.17           (0.21)         (0.04)
 Year Ended June 30, 2005...............    10.20        0.32            0.10           0.42
 Year Ended June 30, 2004...............    10.62        0.32           (0.43)         (0.11)
 Year Ended June 30, 2003...............    10.26        0.35            0.36           0.71
 Year Ended June 30, 2002...............    10.13        0.38            0.14           0.52
 Year Ended June 30, 2001...............     9.80        0.39            0.33           0.72

                                                   PER SHARE OPERATING PERFORMANCE
                                          -------------------------------------------------
                                                      DISTRIBUTIONS
                                          -------------------------------------
                                                                                  NET ASSET
                                             NET         NET                       VALUE,
                                          INVESTMENT   REALIZED       TOTAL        END OF
CLASS B                                     INCOME      GAINS     DISTRIBUTIONS    PERIOD
-------                                   ----------   --------   -------------   ---------
ARIZONA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    $(0.16)     $(0.03)      $(0.19)       $ 9.70
 Year Ended June 30, 2005...............     (0.33)         --        (0.33)         9.92
 Year Ended June 30, 2004...............     (0.31)      (0.02)       (0.33)         9.85
 Year Ended June 30, 2003...............     (0.33)         --        (0.33)        10.30
 Year Ended June 30, 2002...............     (0.36)         --        (0.36)         9.92
 Year Ended June 30, 2001...............     (0.37)         --        (0.37)         9.75
KENTUCKY MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.16)         --        (0.16)        10.10
 Year Ended June 30, 2005...............     (0.33)         --        (0.33)        10.30
 Year Ended June 30, 2004...............     (0.33)         --        (0.33)        10.19
 Year Ended June 30, 2003...............     (0.34)         --        (0.34)        10.60
 Year Ended June 30, 2002...............     (0.38)         --        (0.38)        10.26
 Year Ended June 30, 2001...............     (0.40)         --        (0.40)        10.14
LOUISIANA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.16)         --        (0.16)        10.02
 Year Ended June 30, 2005...............     (0.33)         --        (0.33)        10.27
 Year Ended June 30, 2004...............     (0.31)         --        (0.31)        10.15
 Year Ended June 30, 2003...............     (0.32)         --        (0.32)        10.58
 Year Ended June 30, 2002...............     (0.36)         --        (0.36)        10.21
 Year Ended June 30, 2001...............     (0.39)         --        (0.39)        10.08
MICHIGAN MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.18)         --        (0.18)        10.25
 Year Ended June 30, 2005...............     (0.37)         --        (0.37)        10.45
 Year Ended June 30, 2004...............     (0.37)         --        (0.37)        10.40
 Year Ended June 30, 2003...............     (0.37)         --        (0.37)        10.87
 Year Ended June 30, 2002...............     (0.40)         --        (0.40)        10.45
 Year Ended June 30, 2001...............     (0.41)         --        (0.41)        10.29
MUNICIPAL INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.15)         --        (0.15)         9.73
 Year Ended June 30, 2005...............     (0.32)         --        (0.32)         9.86
 Year Ended June 30, 2004...............     (0.31)         --        (0.31)         9.74
 Year Ended June 30, 2003...............     (0.34)         --        (0.34)        10.08
 Year Ended June 30, 2002...............     (0.37)         --        (0.37)         9.89
 Year Ended June 30, 2001...............     (0.40)         --        (0.40)         9.79
OHIO MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.17)         --        (0.17)        10.98
 Year Ended June 30, 2005...............     (0.35)         --        (0.35)        11.16
 Year Ended June 30, 2004...............     (0.34)         --        (0.34)        11.05
 Year Ended June 30, 2003...............     (0.34)         --        (0.34)        11.49
 Year Ended June 30, 2002...............     (0.39)         --        (0.39)        11.08
 Year Ended June 30, 2001...............     (0.44)         --        (0.44)        10.90
SHORT TERM MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.09)         --        (0.09)        10.18
 Year Ended June 30, 2005...............     (0.19)         --        (0.19)        10.25
 Year Ended June 30, 2004...............     (0.17)      (0.03)       (0.20)        10.23
 Year Ended June 30, 2003...............     (0.21)      (0.01)       (0.22)        10.47
 Year Ended June 30, 2002...............     (0.27)         --        (0.27)        10.28
 Year Ended June 30, 2001...............     (0.36)         --        (0.36)        10.14
TAX FREE BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.21)      (0.07)       (0.28)        12.71
 Year Ended June 30, 2005...............     (0.44)      (0.20)       (0.64)        13.01
 Year Ended June 30, 2004...............     (0.47)      (0.02)       (0.49)        12.88
 Year Ended June 30, 2003...............     (0.48)         --        (0.48)        13.42
 Year Ended June 30, 2002...............     (0.50)         --        (0.50)        12.89
 Year Ended June 30, 2001...............     (0.50)         --        (0.50)        12.72
WEST VIRGINIA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.17)         --        (0.17)        10.09
 Year Ended June 30, 2005...............     (0.32)         --        (0.32)        10.30
 Year Ended June 30, 2004...............     (0.31)         --        (0.31)        10.20
 Year Ended June 30, 2003...............     (0.35)         --        (0.35)        10.62
 Year Ended June 30, 2002...............     (0.39)         --        (0.39)        10.26
 Year Ended June 30, 2001...............     (0.39)         --        (0.39)        10.13

------------

(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes interest expense for custody overdraft and interfund lending of 1 basis point.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

--------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA:
                                                          ----------------------------------------------------------------
                                                                          RATIOS TO AVERAGE NET ASSETS: (A)
                                                                       ---------------------------------------
                                             TOTAL                                                EXPENSES
                                             RETURN       NET ASSETS                 NET       WITHOUT WAIVERS
                                           (EXCLUDES        END OF                INVESTMENT   REIMBURSEMENTS    PORTFOLIO
                                             SALES          PERIOD       NET        INCOME      AND EARNINGS     TURNOVER
                                         CHARGE) (B)(D)    (000'S)     EXPENSES     (LOSS)         CREDITS       RATE (B)
                                         --------------   ----------   --------   ----------   ---------------   ---------
ARIZONA MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.37) %      $  2,205      1.50%       3.16%          1.51%             4%
  Year Ended June 30, 2005..............      4.10            2,158      1.48        3.24           1.59              5
  Year Ended June 30, 2004..............     (1.18)           1,831      1.49        3.11           1.64             11
  Year Ended June 30, 2003..............      7.09            1,761      1.49        3.25           1.64             18
  Year Ended June 30, 2002..............      5.53            1,032      1.49        3.62           1.64             12
  Year Ended June 30, 2001..............      7.08              863      1.49        3.81           1.64             17

KENTUCKY MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.33)           8,414      1.52        3.19           1.52              2
  Year Ended June 30, 2005..............      4.34            9,413      1.49        3.12           1.60              3
  Year Ended June 30, 2004..............     (0.73)          10,533      1.51        3.18           1.66              5
  Year Ended June 30, 2003..............      6.73           14,947      1.51        3.21           1.66              9
  Year Ended June 30, 2002..............      4.97           14,559      1.51        3.65           1.66             15
  Year Ended June 30, 2001..............      7.22           13,558      1.51        3.99           1.66             17

LOUISIANA MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.82)           9,236      1.54(c)     3.20           1.55              2
  Year Ended June 30, 2005..............      4.48           11,643      1.51        3.18           1.73              3
  Year Ended June 30, 2004..............     (1.17)          13,298      1.51        2.93           1.81              2
  Year Ended June 30, 2003..............      6.90           16,332      1.51        3.00           1.81             10
  Year Ended June 30, 2002..............      4.90           13,085      1.51        3.50           1.81             22
  Year Ended June 30, 2001..............      7.48           10,715      1.51        3.91           1.81             11

MICHIGAN MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.15)          27,311      1.47        3.37           1.47              3
  Year Ended June 30, 2005..............      4.12           30,233      1.49        3.30           1.60             12
  Year Ended June 30, 2004..............     (0.93)          33,018      1.50        3.32           1.65             10
  Year Ended June 30, 2003..............      7.64           38,980      1.50        3.26           1.65             11
  Year Ended June 30, 2002..............      5.49           28,567      1.50        3.63           1.65              8
  Year Ended June 30, 2001..............      8.33           17,961      1.49        3.92           1.64             17

MUNICIPAL INCOME FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................      0.19           59,318      1.44        2.87           1.44             13
  Year Ended June 30, 2005..............      4.53           69,964      1.47        3.05           1.58             39
  Year Ended June 30, 2004..............     (0.27)          89,997      1.49        3.19           1.64             48
  Year Ended June 30, 2003..............      5.56          120,581      1.49        3.37           1.64             74
  Year Ended June 30, 2002..............      4.78          111,849      1.49        3.75           1.64             94
  Year Ended June 30, 2001..............      7.91          100,458      1.48        4.10           1.64             65

OHIO MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.06)          41,848      1.50        3.17           1.50              3
  Year Ended June 30, 2005..............      4.21           48,375      1.49        3.08           1.70              7
  Year Ended June 30, 2004..............     (0.91)          56,279      1.50        2.98           1.81             16
  Year Ended June 30, 2003..............      6.82           73,263      1.50        2.99           1.81             15
  Year Ended June 30, 2002..............      5.30           58,650      1.50        3.59           1.81             21
  Year Ended June 30, 2001..............      7.67           47,332      1.50        4.07           1.81             16

SHORT TERM MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................      0.21           13,531      1.30        1.80           1.41             19
  Year Ended June 30, 2005..............      2.01           16,334      1.30        1.77           1.68             41
  Year Ended June 30, 2004..............     (0.40)          20,726      1.30        1.60           1.81            138
  Year Ended June 30, 2003..............      4.04           22,804      1.30        2.02           1.80            110
  Year Ended June 30, 2002..............      4.10            7,728      1.30        2.66           1.80             94
  Year Ended June 30, 2001..............      5.76            1,729      1.34        3.63           1.81             89

TAX FREE BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.17)          14,099      1.43        3.15           1.43             19
  Year Ended June 30, 2005..............      6.06           16,129      1.46        3.36           1.55             43
  Year Ended June 30, 2004..............     (0.38)          13,446      1.49        3.51           1.64             20
  Year Ended June 30, 2003..............      7.92           17,324      1.48        3.57           1.63             12
  Year Ended June 30, 2002..............      5.33           13,003      1.48        3.82           1.63             11
  Year Ended June 30, 2001..............      8.82            7,253      1.48        3.94           1.63             34

WEST VIRGINIA MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     (0.39)           8,324      1.53        3.31           1.54              4
  Year Ended June 30, 2005..............      4.17            9,177      1.51        3.09           1.61              4
  Year Ended June 30, 2004..............     (1.15)          10,626      1.50        3.02           1.66             20
  Year Ended June 30, 2003..............      7.08           12,568      1.49        3.33           1.65             10
  Year Ended June 30, 2002..............      5.26           10,008      1.51        3.83           1.66             12
  Year Ended June 30, 2001..............      7.49            7,075      1.51        3.97           1.66              8

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 88

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                         INVESTMENT OPERATIONS
                                          ----------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT
CLASS C                                   OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS
-------                                   ---------   ----------   --------------   ----------

ARIZONA MUNICIPAL BOND FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................   $ 9.92       $0.16          $(0.20)        $(0.04)
 February 18, 2005 (a) to June 30,
 2005...................................     9.96        0.13           (0.02)          0.11

MICHIGAN MUNICIPAL BOND FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................    10.44        0.18           (0.19)         (0.01)
 February 18, 2005 (a) to June 30,
 2005...................................    10.51        0.15           (0.05)          0.10

MUNICIPAL INCOME FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................     9.85        0.14           (0.12)          0.02
 Year Ended June 30, 2005...............     9.73        0.30            0.14           0.44
 Year Ended June 30, 2004...............    10.07        0.33           (0.35)         (0.02)
 Year Ended June 30, 2003...............     9.88        0.33            0.20           0.53
 Year Ended June 30, 2002...............     9.79        0.36            0.10           0.46
 Year Ended June 30, 2001...............     9.45        0.39            0.34           0.73

OHIO MUNICIPAL BOND FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................    11.15        0.19           (0.21)         (0.02)
 February 18, 2005 (a) to June 30,
 2005...................................    11.22        0.14           (0.04)          0.10

SHORT TERM MUNICIPAL BOND FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................    10.25        0.09           (0.07)          0.02
 Year Ended June 30, 2005...............    10.23        0.19            0.01           0.20
 Year Ended June 30, 2004...............    10.47        0.17           (0.21)         (0.04)
 Year Ended June 30, 2003...............    10.28        0.21            0.20           0.41
 November 1, 2001 (a) to June 30, 2002..    10.28        0.17            0.01           0.18

                                                   PER SHARE OPERATING PERFORMANCE
                                          -------------------------------------------------
                                                      DISTRIBUTIONS
                                          -------------------------------------
                                                                                  NET ASSET
                                             NET         NET                       VALUE,
                                          INVESTMENT   REALIZED       TOTAL        END OF
CLASS C                                     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------                                   ----------   --------   -------------   ---------
ARIZONA MUNICIPAL BOND FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................    $(0.16)     $(0.03)      $(0.19)       $ 9.69
 February 18, 2005 (a) to June 30,
 2005...................................     (0.15)         --        (0.15)         9.92
MICHIGAN MUNICIPAL BOND FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................     (0.19)         --        (0.19)        10.24
 February 18, 2005 (a) to June 30,
 2005...................................     (0.17)         --        (0.17)        10.44
MUNICIPAL INCOME FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................     (0.15)         --        (0.15)         9.72
 Year Ended June 30, 2005...............     (0.32)         --        (0.32)         9.85
 Year Ended June 30, 2004...............     (0.32)         --        (0.32)         9.73
 Year Ended June 30, 2003...............     (0.34)         --        (0.34)        10.07
 Year Ended June 30, 2002...............     (0.37)         --        (0.37)         9.88
 Year Ended June 30, 2001...............     (0.39)         --        (0.39)         9.79
OHIO MUNICIPAL BOND FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................     (0.18)         --        (0.18)        10.95
 February 18, 2005 (a) to June 30,
 2005...................................     (0.17)         --        (0.17)        11.15
SHORT TERM MUNICIPAL BOND FUND
 Six Months Ended December 31,
 2005 (Unaudited).......................     (0.09)         --        (0.09)        10.18
 Year Ended June 30, 2005...............     (0.18)         --        (0.18)        10.25
 Year Ended June 30, 2004...............     (0.17)      (0.03)       (0.20)        10.23
 Year Ended June 30, 2003...............     (0.21)      (0.01)       (0.22)        10.47
 November 1, 2001 (a) to June 30, 2002..     (0.18)         --        (0.18)        10.28

------------

(a) Inception date of Class C.

(b) Annualized for periods less than one year.

(c) Not annualized for periods less than one year.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

--------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTAL DATA:
                                                                ----------------------------------------------------------------
                                                                                RATIOS TO AVERAGE NET ASSETS: (B)
                                                                             ---------------------------------------
                                                                                                        EXPENSES
                                                TOTAL           NET ASSETS                 NET       WITHOUT WAIVERS
                                                RETURN            END OF                INVESTMENT   REIMBURSEMENTS    PORTFOLIO
                                              (EXCLUDES           PERIOD       NET        INCOME      AND EARNINGS     TURNOVER
                                         SALES CHARGE) (C)(D)    (000'S)     EXPENSES     (LOSS)         CREDITS       RATE (C)
                                         --------------------   ----------   --------   ----------   ---------------   ---------

ARIZONA MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................        (0.39) %         $ 1,544       1.51%       3.17%          1.51%             4%
  February 18, 2005 (b) to June 30,
 2005...................................         1.07                422       1.48        3.20           1.50              5

MICHIGAN MUNICIPAL BOND FUND
  Six Months Ended December 31,
2005 (Unaudited)........................        (0.11)             1,835       1.47        3.37           1.47              3
  February 18, 2005 (b) to
  June 30, 2005.........................         0.98              1,133       1.48        3.31           1.55             12

MUNICIPAL INCOME FUND
   Six Months Ended December 31,
   2005 (Unaudited).....................         0.19             28,705       1.44        2.87           1.44             13
  Year Ended June 30, 2005..............         4.55             33,941       1.47        3.05           1.58             39
  Year Ended June 30, 2004..............        (0.26)            41,703       1.49        3.19           1.64             48
  Year Ended June 30, 2003..............         5.46             58,554       1.49        3.36           1.64             74
  Year Ended June 30, 2002..............         4.81             42,670       1.49        3.74           1.64             94
  Year Ended June 30, 2001..............         7.90             20,031       1.48        4.09           1.64             65

OHIO MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................        (0.16)             2,498       1.50        3.18           1.50              3
  February 18, 2005 (b) to
  June 30, 2005.........................         0.86                585       1.47        3.18           1.51              7

SHORT TERM MUNICIPAL BOND FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................         0.22             39,677       1.30        1.80           1.41             19
  Year Ended June 30, 2005..............         2.00             52,332       1.30        1.77           1.68             41
  Year Ended June 30, 2004..............        (0.41)            77,977       1.30        1.60           1.81            138
  Year Ended June 30, 2003..............         4.02             94,853       1.30        2.03           1.80            110
  November 1, 2001 (b) to June 30,
 2002...................................         3.97             35,477       1.30        2.54           1.82             94

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 90

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------------
                                                            INVESTMENT OPERATIONS
                                          ----------------------------------------------------------
                                          NET ASSET                    NET REALIZED
                                           VALUE,          NET        AND UNREALIZED    TOTAL FROM
                                          BEGINNING    INVESTMENT     GAINS (LOSSES)    INVESTMENT
              SELECT CLASS                OF PERIOD   INCOME (LOSS)   ON INVESTMENTS    OPERATIONS
              ------------                ---------   -------------   --------------   -------------
ARIZONA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $ 9.93         $0.20           $(0.20)         $   --
 Year Ended June 30, 2005...............     9.84          0.41             0.09            0.50
 Year Ended June 30, 2004...............    10.28          0.40            (0.42)          (0.02)
 Year Ended June 30, 2003...............     9.92          0.43             0.36            0.79
 Year Ended June 30, 2002...............     9.75          0.45             0.17            0.62
 Year Ended June 30, 2001...............     9.46          0.46             0.29            0.75

KENTUCKY MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.36          0.21            (0.20)           0.01
 Year Ended June 30, 2005...............    10.24          0.42             0.12            0.54
 Year Ended June 30, 2004...............    10.66          0.43            (0.42)           0.01
 Year Ended June 30, 2003...............    10.31          0.44             0.35            0.79
 Year Ended June 30, 2002...............    10.19          0.47             0.12            0.59
 Year Ended June 30, 2001...............     9.90          0.49             0.29            0.78

LOUISIANA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.26          0.21            (0.25)          (0.04)
 Year Ended June 30, 2005...............    10.14          0.42             0.13            0.55
 Year Ended June 30, 2004...............    10.58          0.40            (0.44)          (0.04)
 Year Ended June 30, 2003...............    10.20          0.41             0.38            0.79
 Year Ended June 30, 2002...............    10.08          0.45             0.12            0.57
 Year Ended June 30, 2001...............     9.74          0.48             0.34            0.82

MICHIGAN MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.89          0.23            (0.20)           0.03
 Year Ended June 30, 2005...............    10.82          0.46             0.07            0.53
 Year Ended June 30, 2004...............    11.29          0.47            (0.47)             --
 Year Ended June 30, 2003...............    10.83          0.46             0.46            0.92
 Year Ended June 30, 2002...............    10.65          0.49             0.18            0.67
 Year Ended June 30, 2001...............    10.22          0.50             0.43            0.93

MUNICIPAL INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     9.87          0.18            (0.13)           0.05
 Year Ended June 30, 2005...............     9.74          0.39             0.14            0.53
 Year Ended June 30, 2004...............    10.09          0.41            (0.35)           0.06
 Year Ended June 30, 2003...............     9.89          0.43             0.20            0.63
 Year Ended June 30, 2002...............     9.80          0.46             0.09            0.55
 Year Ended June 30, 2001...............     9.46          0.48             0.34            0.82

OHIO MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.04          0.22            (0.19)           0.03
 Year Ended June 30, 2005...............    10.93          0.44             0.11            0.55
 Year Ended June 30, 2004...............    11.36          0.44            (0.43)           0.01
 Year Ended June 30, 2003...............    10.97          0.44             0.39            0.83
 Year Ended June 30, 2002...............    10.79          0.49             0.18            0.67
 Year Ended June 30, 2001...............    10.44          0.53             0.35            0.88

SHORT TERM MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.21          0.13            (0.08)           0.05
 Year Ended June 30, 2005...............    10.19          0.26             0.02            0.28
 Year Ended June 30, 2004...............    10.43          0.25            (0.21)           0.04
 Year Ended June 30, 2003...............    10.24          0.28             0.20            0.48
 Year Ended June 30, 2002...............    10.09          0.35             0.15            0.50
 Year Ended June 30, 2001...............     9.90          0.44             0.19            0.63

TAX FREE BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    13.01          0.26            (0.22)           0.04
 Year Ended June 30, 2005...............    12.88          0.55             0.34            0.89
 Year Ended June 30, 2004...............    13.42          0.59            (0.52)           0.07
 Year Ended June 30, 2003...............    12.89          0.59             0.53            1.12
 Year Ended June 30, 2002...............    12.72          0.61             0.17            0.78
 Year Ended June 30, 2001...............    12.15          0.61             0.57            1.18

WEST VIRGINIA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.22          0.22            (0.21)           0.01
 Year Ended June 30, 2005...............    10.11          0.41             0.12            0.53
 Year Ended June 30, 2004...............    10.55          0.41            (0.44)          (0.03)
 Year Ended June 30, 2003...............    10.19          0.44             0.36            0.80
 Year Ended June 30, 2002...............    10.06          0.48             0.13            0.61
 Year Ended June 30, 2001...............     9.73          0.48             0.33            0.81

                                                   PER SHARE OPERATING PERFORMANCE
                                          -------------------------------------------------
                                                      DISTRIBUTIONS
                                          -------------------------------------
                                                                                  NET ASSET
                                             NET         NET                       VALUE,
                                          INVESTMENT   REALIZED       TOTAL        END OF
              SELECT CLASS                  INCOME      GAINS     DISTRIBUTIONS    PERIOD
              ------------                ----------   --------   -------------   ---------
ARIZONA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    $(0.20)     $(0.03)      $(0.23)       $ 9.70
 Year Ended June 30, 2005...............     (0.41)         --        (0.41)         9.93
 Year Ended June 30, 2004...............     (0.40)      (0.02)       (0.42)         9.84
 Year Ended June 30, 2003...............     (0.43)         --        (0.43)        10.28
 Year Ended June 30, 2002...............     (0.45)         --        (0.45)         9.92
 Year Ended June 30, 2001...............     (0.46)         --        (0.46)         9.75
KENTUCKY MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.21)         --        (0.21)        10.16
 Year Ended June 30, 2005...............     (0.42)         --        (0.42)        10.36
 Year Ended June 30, 2004...............     (0.43)         --        (0.43)        10.24
 Year Ended June 30, 2003...............     (0.44)         --        (0.44)        10.66
 Year Ended June 30, 2002...............     (0.47)         --        (0.47)        10.31
 Year Ended June 30, 2001...............     (0.49)         --        (0.49)        10.19
LOUISIANA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.21)         --        (0.21)        10.01
 Year Ended June 30, 2005...............     (0.43)         --        (0.43)        10.26
 Year Ended June 30, 2004...............     (0.40)         --        (0.40)        10.14
 Year Ended June 30, 2003...............     (0.41)         --        (0.41)        10.58
 Year Ended June 30, 2002...............     (0.45)         --        (0.45)        10.20
 Year Ended June 30, 2001...............     (0.48)         --        (0.48)        10.08
MICHIGAN MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.23)         --        (0.23)        10.69
 Year Ended June 30, 2005...............     (0.46)         --        (0.46)        10.89
 Year Ended June 30, 2004...............     (0.47)         --        (0.47)        10.82
 Year Ended June 30, 2003...............     (0.46)         --        (0.46)        11.29
 Year Ended June 30, 2002...............     (0.49)         --        (0.49)        10.83
 Year Ended June 30, 2001...............     (0.50)         --        (0.50)        10.65
MUNICIPAL INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.19)         --        (0.19)         9.73
 Year Ended June 30, 2005...............     (0.40)         --        (0.40)         9.87
 Year Ended June 30, 2004...............     (0.41)         --        (0.41)         9.74
 Year Ended June 30, 2003...............     (0.43)         --        (0.43)        10.09
 Year Ended June 30, 2002...............     (0.46)         --        (0.46)         9.89
 Year Ended June 30, 2001...............     (0.48)         --        (0.48)         9.80
OHIO MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.22)         --        (0.22)        10.85
 Year Ended June 30, 2005...............     (0.44)         --        (0.44)        11.04
 Year Ended June 30, 2004...............     (0.44)         --        (0.44)        10.93
 Year Ended June 30, 2003...............     (0.44)         --        (0.44)        11.36
 Year Ended June 30, 2002...............     (0.49)         --        (0.49)        10.97
 Year Ended June 30, 2001...............     (0.53)         --        (0.53)        10.79
SHORT TERM MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.13)         --        (0.13)        10.13
 Year Ended June 30, 2005...............     (0.26)         --        (0.26)        10.21
 Year Ended June 30, 2004...............     (0.25)      (0.03)       (0.28)        10.19
 Year Ended June 30, 2003...............     (0.28)      (0.01)       (0.29)        10.43
 Year Ended June 30, 2002...............     (0.35)         --        (0.35)        10.24
 Year Ended June 30, 2001...............     (0.44)         --        (0.44)        10.09
TAX FREE BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.27)      (0.07)       (0.34)        12.71
 Year Ended June 30, 2005...............     (0.56)      (0.20)       (0.76)        13.01
 Year Ended June 30, 2004...............     (0.59)      (0.02)       (0.61)        12.88
 Year Ended June 30, 2003...............     (0.59)         --        (0.59)        13.42
 Year Ended June 30, 2002...............     (0.61)         --        (0.61)        12.89
 Year Ended June 30, 2001...............     (0.61)         --        (0.61)        12.72
WEST VIRGINIA MUNICIPAL BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.22)         --        (0.22)        10.01
 Year Ended June 30, 2005...............     (0.42)         --        (0.42)        10.22
 Year Ended June 30, 2004...............     (0.41)         --        (0.41)        10.11
 Year Ended June 30, 2003...............     (0.44)         --        (0.44)        10.55
 Year Ended June 30, 2002...............     (0.48)         --        (0.48)        10.19
 Year Ended June 30, 2001...............     (0.48)         --        (0.48)        10.06

------------

(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes interest expense for custody overdraft and interfund lending of 1 basis point.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

--------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTAL DATA:
                                                         ---------------------------------------------------------------------
                                                                           RATIOS TO AVERAGE NET ASSETS: (A)
                                                                      --------------------------------------------
                                                         NET ASSETS                 NET             EXPENSES
                                                           END OF                INVESTMENT     WITHOUT WAIVERS      PORTFOLIO
                                             TOTAL         PERIOD       NET        INCOME        REIMBURSEMENTS      TURNOVER
                                         RETURN (B)(D)    (000'S)     EXPENSES     (LOSS)     AND EARNINGS CREDITS   RATE (B)
                                         -------------   ----------   --------   ----------   --------------------   ---------

ARIZONA MUNICIPAL BOND FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................     (0.03)%      $100,204      0.63%       4.03%             0.75%               4%
  Year Ended June 30, 2005..............      5.18         109,776      0.60        4.12              0.67                5
  Year Ended June 30, 2004..............     (0.16)        128,048      0.59        4.01              0.64               11
  Year Ended June 30, 2003..............      8.06         141,541      0.59        4.17              0.64               18
  Year Ended June 30, 2002..............      6.57         161,869      0.59        4.52              0.64               12
  Year Ended June 30, 2001..............      7.92         176,004      0.59        4.71              0.64               17

KENTUCKY MUNICIPAL BOND FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................      0.12          80,690      0.63        4.08              0.77                2
  Year Ended June 30, 2005..............      5.36          86,432      0.61        4.00              0.68                3
  Year Ended June 30, 2004..............      0.10          95,277      0.61        4.09              0.66                5
  Year Ended June 30, 2003..............      7.74         116,423      0.61        4.12              0.66                9
  Year Ended June 30, 2002..............      5.89         122,970      0.61        4.56              0.66               15
  Year Ended June 30, 2001..............      8.06         127,557      0.61        4.89              0.66               17

LOUISIANA MUNICIPAL BOND FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................     (0.35)         38,207      0.64(c)     4.11              0.81                2
  Year Ended June 30, 2005..............      5.46          41,876      0.62        4.07              0.82                3
  Year Ended June 30, 2004..............     (0.37)         45,453      0.61        3.84              0.81                2
  Year Ended June 30, 2003..............      7.86          56,421      0.61        3.90              0.81               10
  Year Ended June 30, 2002..............      5.75          68,446      0.61        4.41              0.81               22
  Year Ended June 30, 2001..............      8.56          72,627      0.61        4.81              0.81               11

MICHIGAN MUNICIPAL BOND FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................      0.28         177,735      0.61        4.23              0.72                3
  Year Ended June 30, 2005..............      4.97         171,727      0.61        4.18              0.69               12
  Year Ended June 30, 2004..............     (0.04)        172,951      0.60        4.22              0.65               10
  Year Ended June 30, 2003..............      8.67         203,301      0.60        4.18              0.65               11
  Year Ended June 30, 2002..............      6.39         216,149      0.60        4.53              0.65                8
  Year Ended June 30, 2001..............      9.29         218,856      0.59        4.79              0.64               17

MUNICIPAL INCOME FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................      0.52         949,603      0.59        3.72              0.69               13
  Year Ended June 30, 2005..............      5.55         680,707      0.60        3.91              0.66               39
  Year Ended June 30, 2004..............      0.57         763,172      0.59        4.08              0.64               48
  Year Ended June 30, 2003..............      6.48         898,852      0.59        4.27              0.64               74
  Year Ended June 30, 2002..............      5.82         959,322      0.59        4.65              0.64               94
  Year Ended June 30, 2001..............      8.77         931,851      0.58        4.99              0.64               65

OHIO MUNICIPAL BOND FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................      0.32          91,615      0.63        4.04              0.75                3
  Year Ended June 30, 2005..............      5.13          98,393      0.61        3.96              0.79                7
  Year Ended June 30, 2004..............      0.06         110,433      0.60        3.88              0.81               16
  Year Ended June 30, 2003..............      7.67         132,810      0.60        3.90              0.81               15
  Year Ended June 30, 2002..............      6.33         136,759      0.60        4.49              0.82               21
  Year Ended June 30, 2001..............      8.63         134,934      0.60        4.99              0.81               16

SHORT TERM MUNICIPAL BOND FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................      0.51         311,187      0.55        2.55              0.66               19
  Year Ended June 30, 2005..............      2.80         306,288      0.55        2.53              0.76               41
  Year Ended June 30, 2004..............      0.35         331,423      0.55        2.36              0.81              138
  Year Ended June 30, 2003..............      4.81         334,990      0.55        2.79              0.81              110
  Year Ended June 30, 2002..............      4.98         219,485      0.55        3.48              0.81               94
  Year Ended June 30, 2001..............      6.52         135,796      0.55        4.43              0.81               89

TAX FREE BOND FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................      0.26         883,197      0.58        4.00              0.68               19
  Year Ended June 30, 2005..............      7.06         963,903      0.58        4.18              0.66               43
  Year Ended June 30, 2004..............      0.53         437,303      0.59        4.41              0.64               20
  Year Ended June 30, 2003..............      8.86         515,093      0.58        4.47              0.63               12
  Year Ended June 30, 2002..............      6.25         539,253      0.58        4.72              0.63               11
  Year Ended June 30, 2001..............      9.88         574,311      0.58        4.86              0.63               34

WEST VIRGINIA MUNICIPAL BOND FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................      0.07          76,470      0.63        4.21              0.79                4
  Year Ended June 30, 2005..............      5.27          84,544      0.61        3.99              0.70                4
  Year Ended June 30, 2004..............     (0.33)         83,362      0.60        3.92              0.66               20
  Year Ended June 30, 2003..............      8.00          88,621      0.59        4.24              0.65               10
  Year Ended June 30, 2002..............      6.22          79,617      0.61        4.73              0.66               12
  Year Ended June 30, 2001..............      8.53          86,428      0.61        4.87              0.66                8

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 92

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
1. ORGANIZATION

   JPMorgan Trust II ("JPM II") (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

   Prior to February 19, 2005, the Funds were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, each Fund was reorganized and redomiciled as a separate series of JPM II.

   The following are 9 separate funds of the Trust (collectively, the "Funds").

                                                                          CLASSES OFFERED
                                                                          ---------------
   Arizona Municipal Bond Fund.......................    Class A, Class B, Class C and Select Class

   Kentucky Municipal Bond Fund......................    Class A, Class B and Select Class

   Louisiana Municipal Bond Fund.....................    Class A, Class B and Select Class

   Michigan Municipal Bond Fund......................    Class A, Class B, Class C and Select Class

   Municipal Income Fund.............................    Class A, Class B, Class C and Select Class

   Ohio Municipal Bond Fund..........................    Class A, Class B, Class C and Select Class

   Short Term Municipal Bond Fund....................    Class A, Class B, Class C and Select Class

   Tax Free Bond Fund................................    Class A, Class B and Select Class

   West Virginia Municipal Bond Fund.................    Class A, Class B and Select Class

   Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years (except for Short Term Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Municipal securities, corporate debt securities and debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
Continued

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

     B. RESTRICTED AND ILLIQUID SECURITIES

     The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. The following are the market value and percentage of net assets of restricted and illiquid securities as of December 31, 2005 (amounts in thousands):

                                                                     MARKET
                                                                      VALUE       %
                                                                     -------     ----
       Louisiana Municipal Bond Fund...............................  $   789     0.87%

       Michigan Municipal Bond Fund................................    1,227     0.43

       Municipal Income Fund.......................................   11,823     1.02

       Ohio Municipal Bond Fund....................................    1,041     0.48

       Short Term Municipal Bond Fund..............................    1,628     0.37

       West Virginia Municipal Bond Fund...........................      667     0.72

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

     Purchases of when-issued securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds' policy to segregate assets with a current value at least equal to the amount of when-issued securities commitments.

     D. FUTURES CONTRACTS

     The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

     Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

     Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
Continued

 94

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     As of December 31, 2005, the Tax Free Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

     E. ALLOCATION OF INCOME AND EXPENSES

     In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

     F. FEDERAL INCOME TAXES

     Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

     G. DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary JPMorgan Chase Bank, N.A. ("JPMCB"), which is a wholly-owned subsidiary of JPMorgan Chase & Co. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
Continued

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

                                                                        INVESTMENT
                                                                       ADVISORY FEE
                                                                       ------------
       Arizona Municipal Bond Fund.................................        0.30%

       Kentucky Municipal Bond Fund................................        0.30

       Louisiana Municipal Bond Fund...............................        0.30

       Michigan Municipal Bond Fund................................        0.30

       Municipal Income Fund.......................................        0.30

       Ohio Municipal Bond Fund....................................        0.30

       Short Term Municipal Bond Fund..............................        0.25

       Tax Free Bond Fund..........................................        0.30

       West Virginia Municipal Bond Fund...........................        0.30

     The Advisor waived Investment Advisory Fees as outlined in Note 3.F.

     The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds, Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

     The Administrator waived Administration Fees as outlined in Note 3.F.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., began serving as the Funds' Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

     C. DISTRIBUTION FEES

     Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("Distributor") (formerly One Group Dealer Services, Inc.), a wholly-owned subsidiary of JPMorgan Chase & Co., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

     The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
Continued

 96

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

                                                                       DISTRIBUTION FEES
                                                                       -----------------
        Class A....................................................          0.25%

        Class B....................................................          0.75%

        Class C....................................................          0.75%

     In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges ("CDSC") from the redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended December 31, 2005, the Distributor received the following amounts (amounts in thousands):

                                                                       FRONT END
                                                                      SALES CHARGE   CDSC
                                                                      ------------   ----
       Arizona Municipal Bond Fund.................................       $349       $  6
       Kentucky Municipal Bond Fund................................         57          7
       Louisiana Municipal Bond Fund...............................         93         42
       Michigan Municipal Bond Fund................................        397         81
       Municipal Income Fund.......................................        420        177
       Ohio Municipal Bond Fund....................................        299         90
       Short Term Municipal Bond Fund..............................         87         60
       Tax Free Bond Fund..........................................        447         46
       West Virginia Municipal Bond Fund...........................         22         17

     D. SHAREHOLDER SERVICING FEES

     The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Select Class.

     The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

     The Distributor waived Shareholder Servicing Fees as outlined in Note 3.F.

     E. CUSTODIAN AND ACCOUNTING FEES

     JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and fund accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

     F. WAIVERS AND REIMBURSEMENTS

     The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
Continued

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

                                                                  CLASS A     CLASS B     CLASS C     SELECT CLASS
                                                                  -------     -------     -------     ------------
       Arizona Municipal Bond Fund..............................    0.88%       1.53%       1.53%         0.63%

       Kentucky Municipal Bond Fund.............................    0.88        1.53          --          0.63

       Louisiana Municipal Bond Fund............................    0.88        1.53          --          0.63

       Michigan Municipal Bond Fund.............................    0.88        1.53        1.53          0.63

       Municipal Income Fund....................................    0.87        1.52        1.52          0.62

       Ohio Municipal Bond Fund.................................    0.88        1.53        1.53          0.63

       Short Term Municipal Bond Fund...........................    0.80        1.30        1.30          0.55

       Tax Free Bond Fund.......................................    0.75        1.44          --          0.58

       West Virginia Municipal Bond Fund........................    0.88        1.53          --          0.63

     -----------------
     The contractual expense limitation agreements were in effect for the period ended December 31, 2005. The expense limitation percentages in the table above are in place until at least October 31, 2006.

     For the period ended December 31, 2005, the Funds' service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees in future years.

                                                                                                      VOLUNTARY
                                                             CONTRACTUAL WAIVERS                       WAIVERS
                                             INVESTMENT                      SHAREHOLDER             SHAREHOLDER
                                              ADVISORY     ADMINISTRATION     SERVICING     TOTAL     SERVICING
                                             ----------    --------------    -----------    -----    -----------
       Arizona Municipal Bond Fund.........     $--             $--             $ 84        $ 84         $--

       Kentucky Municipal Bond Fund........       1              --               69          70          --

       Louisiana Municipal Bond Fund.......      --               9               68          77          --

       Michigan Municipal Bond Fund........      --              --              117         117          27

       Municipal Income Fund...............      --              --              288         288          99

       Ohio Municipal Bond Fund............      --              --              100         100          --

       Short Term Municipal Bond Fund......      --              23              228         251          --

       Tax Free Bond Fund..................      --              --              566         566          --

       West Virginia Municipal Bond Fund...      --               3               66          69          --

     G. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

     During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
Continued

 98

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     The Funds may use related party brokers/dealers. For the period ended December 31, 2005, no Funds incurred brokerage commissions with brokers/dealers affiliated with JPMorgan Chase & Co.

     The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the period ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                                                     PURCHASES             SALES
                                                                     (EXCLUDING          (EXCLUDING
                                                                  U.S. GOVERNMENT)    U.S. GOVERNMENT)
                                                                  ----------------    ----------------
    Arizona Municipal Bond Fund.................................      $  6,547            $  5,845

    Kentucky Municipal Bond Fund................................         1,618               9,795

    Louisiana Municipal Bond Fund...............................         1,688              10,864

    Michigan Municipal Bond Fund................................        12,640               7,482

    Municipal Income Fund.......................................       406,308             118,357

    Ohio Municipal Bond Fund....................................         7,355              11,465

    Short Term Municipal Bond Fund..............................        81,774              87,750

    Tax Free Bond Fund..........................................       190,311             249,149

    West Virginia Municipal Bond Fund...........................         3,862               8,967

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows (amounts in thousands):

                                                                    GROSS           GROSS        NET UNREALIZED
                                                   AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                      COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                   ---------     ------------    ------------    --------------
    Arizona Municipal Bond Fund..................  $  128,235      $ 5,693         $    (84)        $ 5,609

    Kentucky Municipal Bond Fund.................      96,600        6,176              (74)          6,102

    Louisiana Municipal Bond Fund................      85,607        5,566              (52)          5,514

    Michigan Municipal Bond Fund.................     268,426       13,962             (281)         13,681

    Municipal Income Fund........................   1,191,416       23,958          (11,147)         12,811

    Ohio Municipal Bond Fund.....................     205,226       10,082             (205)          9,877

    Short Term Municipal Bond Fund...............     443,381          395           (3,888)         (3,493)

    Tax Free Bond Fund...........................     940,336       57,652           (1,410)         56,242

    West Virginia Municipal Bond Fund............      88,070        4,863              (38)          4,825

6. BORROWING

   The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order (the "Order") to establish and operate an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
Continued

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

   In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   The Funds do not have any outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of December 31, 2005. The average borrowings for the period ended December 31, 2005 were as follows (amounts in thousands):

                                                                   AVERAGE    NUMBER OF     INTEREST
                                                                  BORROWING   DAYS USED       PAID
                                                                  ---------   ---------   -------------
    Arizona Municipal Bond Fund.................................   $  528         2           $  --(b)

    Kentucky Municipal Bond Fund................................      555         3              --(b)

    Louisiana Municipal Bond Fund...............................      624        17               1

    Michigan Municipal Bond Fund................................    1,101         2              --(b)

    Ohio Municipal Bond Fund....................................      496         4              --(b)

    West Virginia Municipal Bond Fund...........................    1,112         2              --(b)

   ---------------
   (b) Amount rounds to less than $1,000.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

   The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Kentucky, Louisiana, Michigan, Ohio, and West Virginia Municipal Bond Funds primarily invest in issuers in the States of Arizona, Kentucky, Louisiana, Michigan, Ohio, and West Virginia, respectively. The issuer's abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

   From time to time, the Funds investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. LEGAL MATTERS

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the Trust. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as "market timing" and also "late trading."

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
Continued

 100

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the "SEC") and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004. In addition, the Advisor has agreed to and has commenced implementation of undertakings related to among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act") and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of the Trust and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

   These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds' former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond
   Fund), certain officers of the Trust and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names the Trust as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund's investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

   On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

   November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
Continued

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

   The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. BUSINESS COMBINATIONS

   On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and, on August 19, 2004, the Board of Trustees of the JPMorgan Funds, each approved management's proposal to merge the JPMorgan Tax Free Income Fund (the "Target Fund") into One Group Tax-Free Bond Fund (the "Acquiring Fund").

   After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

   The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

                                                                                      NET ASSET
                                                                                        VALUE          NET
                                                           SHARES                        PER        UNREALIZED
                                                         OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                         -----------    ----------    ---------    ------------
    TARGET FUND

    JPMorgan Tax Free Income Fund......................                                              $34,598

    Class A............................................     7,816        $ 50,210      $ 6.42

    Class B............................................       634        $  4,082      $ 6.44

    Select Class.......................................    86,042        $552,348      $ 6.42




    ACQUIRING FUND

    One Group Tax-Free Bond Fund.......................                                              $42,112

    Class A............................................     4,464        $ 58,127      $13.02

    Class B............................................     1,006        $ 13,068      $12.99

    Class I (Became Select Class)......................    33,429        $434,583      $13.00




    Post Reorganization JPMorgan Tax Free Bond Fund....                                              $76,710

    Class A............................................     8,319        $108,337      $13.02

    Class B............................................     1,320        $ 17,150      $12.99

    Select Class.......................................    75,920        $986,931      $13.00

10. SUBSEQUENT EVENTS

    On February 6, 2006, the JPMorgan Chase Bank Tax Exempt Bond Fund, a common trust fund managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Tax Free Bond Fund in a tax-free exchange. The JPMorgan Chase Tax Exempt Bond Fund purchased 15,628 (in thousands) Select Class Shares of Tax Free Bond Fund and the Tax Free

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 102

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

    Bond Fund received portfolio securities with a market value of $198,635 (in thousands) in exchange for these shares. The cost basis of the portfolio securities transferred to the Tax Free Bond Fund is equal to the JPMorgan Chase Bank Tax Exempt Bond Fund's cost of the securities at the time of the in-kind transfer.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                                 NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                               FUND COMPLEX
POSITIONS WITH                    PRINCIPAL OCCUPATIONS               OVERSEEN             OTHER DIRECTORSHIPS HELD
THE FUNDS                          DURING PAST 5 YEARS             BY TRUSTEE(1)             OUTSIDE FUND COMPLEX
--------------------------   --------------------------------   --------------------   --------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong         Retired; Vice President &                  118            None.
(1941); Trustee of Trust     Treasurer of Ingersoll-Rand
since 2005; Trustee of       Company (manufacturer of
heritage JPMorgan Funds      industrial equipment)
since 1987.                  (1972-2000).


Roland R. Eppley, Jr.        Retired; President & Chief                 118            None.
(1932); Trustee of Trust     Executive Officer, Eastern
since 2005; Trustee of       States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.


John F. Finn                 President and Chief Executive              117*           Director, Cardinal Health, Inc
(1947); Trustee of Trust     Officer of Gardner, Inc.                                  (CAH) (1994-present); Director,
since 2005; Trustee of       (wholesale distributor to                                 The Crane Group (2003-present);
heritage One Group Mutual    outdoor power equipment                                   Chairman, The Columbus
Funds since 1998.            industry) (1979-present).                                 Association for the Performing
                                                                                       Arts (CAPA) (2003-present).


Dr. Matthew Goldstein        Chancellor of the City                     118            Director, Albert Einstein School
(1941); Trustee of Trust     University of New York                                    of Medicine (1998-present);
since 2005; Trustee of       (1999-present); President,                                Director of New Plan Excel
heritage JPMorgan Funds      Adelphi University (New York)                             Realty Trust, Inc. (real estate
since 2003.                  (1998- 1999).                                             investment trust)
                                                                                       (2000-present); Director of
                                                                                       Lincoln Center Institute for the
                                                                                       Arts in Education
                                                                                       (1999-present).


Robert J. Higgins (1945);    Retired; Director of                       118            None.
Trustee of Trust since       Administration of the State of
2005; Trustee of heritage    Rhode Island
JPMorgan Funds since 2002.   (2003-2004); President-Consumer
                             Banking and Investment Services,
                             Fleet Boston Financial
                             (1971-2001).


Peter C. Marshall            Self-employed business                     117*           None.
(1942); Trustee of Trust     consultant (2002-present);
since 2005; Trustee of       Senior Vice President, W.D.
heritage One Group Mutual    Hoard, Inc. (corporate parent of
Funds since 1994.            DCI Marketing, Inc.) (2000-
                             2002); President, DCI Marketing,
                             Inc. (1992-2000).


Marilyn McCoy                Vice President of Administration           117*           Trustee, Mather LifeWays (1994-
(1948); Trustee of Trust     and Planning, Northwestern                                present); Trustee, Carleton
since 2005; Trustee of       University (1985-present).                                College (2003-present).
heritage One Group Mutual
Funds since 1999.


William G. Morton, Jr.       Retired; Chairman Emeritus                 118            Director of Radio Shack
(1937); Trustee of Trust     (2001-2002), and Chairman and                             Corporation (electronics)
since 2005; Trustee of       Chief Executive Officer, Boston                           (1987-present); Director of The
heritage JPMorgan Funds      Stock Exchange (1985-2001).                               National Football Foundation and
since 2003.                                                                            College Hall of Fame (1994-
                                                                                       present); Trustee of the
                                                                                       Stratton Mountain School
                                                                                       (2001-present).


Robert A. Oden, Jr.          President, Carleton College                117*           Director, American University in
(1946); Trustee of Trust     (2002-present); President,                                Cairo.
since 2005; Trustee of       Kenyon College (1995-2002).
heritage One Group Mutual
Funds since 1997.


JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 104

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                                 NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                               FUND COMPLEX
POSITIONS WITH                    PRINCIPAL OCCUPATIONS               OVERSEEN             OTHER DIRECTORSHIPS HELD
THE FUNDS                          DURING PAST 5 YEARS             BY TRUSTEE(1)             OUTSIDE FUND COMPLEX
--------------------------   --------------------------------   --------------------   --------------------------------
Fergus Reid, III (1932);     Chairman of Lumelite Corporation           118            Trustee of Morgan Stanley Funds
Trustee of Trust             (plastics manufacturing) (2003-                           (198 portfolios) (1995-present).
(Chairman) since 2005;       present); Chairman and Chief
Trustee (Chairman) of        Executive Officer of Lumelite
heritage JPMorgan Funds      Corporation (1985-2002).
since 1987.


Frederick W. Ruebeck         Advisor, Jerome P. Green &                 117*           Director, AMS Group
(1939); Trustee of Trust     Associates, LLC (broker-dealer)                           (2001-present); Trustee, Wabash
since 2005; Trustee of       (2002- present); Chief                                    College (1988- present);
heritage One Group Mutual    Investment Officer, Wabash                                Chairman, Indianapolis Symphony
Funds since 1994.            College (2004-present); self-                             Orchestra Foundation
                             employed consultant                                       (1994-present).
                             (2000-present); Director of
                             Investments, Eli Lilly and
                             Company (1988-1999).


James J. Schonbachler        Retired; Managing Director of              118            None.
(1943); Trustee of Trust     Bankers Trust Company (financial
since 2005; Trustee of       services) (1968-1998).
heritage JPMorgan Funds
since 2001.

INTERESTED TRUSTEE


Leonard M. Spalding, Jr.**   Retired; Chief Executive Officer           118            Director, Glenview Trust
(1935); Trustee of Trust     of Chase Mutual Funds                                     Company, LLC (2001-present);
since 2005; Trustee of       (investment company)                                      Trustee, St. Catherine College
heritage JPMorgan Funds      (1989-1998); President & Chief                            (1998-present); Trustee,
since 1998.                  Executive Officer of Vista                                Bellarmine University
                             Capital Management (investment                            (2000-present); Director,
                             management) (1990-1998); Chief                            Springfield- Washington County
                             Investment Executive of Chase                             Economic Development Authority
                             Manhattan Private Bank                                    (1997-present); Trustee, Marion
                             (investment management)                                   and Washington County, Kentucky
                             (1990-1998).                                              Airport Board (1998-present);
                                                                                       Trustee, Catholic Education
                                                                                       Foundation (2005-present).

------------
 (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).

 * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

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JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                  DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2005)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2005)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was Vice President of Finance
(2005)                         for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds,
                               prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2005)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President and      was head of Fund Administration - Pooled Vehicles from 2000
Chief Compliance Officer       to 2004. Mr. Ungerman held a number of positions in
(2005)                         Prudential Financial's asset management business prior to
                               2000.

Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2005)*    Distribution Services, Inc.; From 1999 to 2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration. Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 106

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--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                  DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc. Mr. Walsh
Assistant Treasurer (2005)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.


Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA
   02108.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
DECEMBER 31, 2005

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses,which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so,compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                          BEGINNING                             EXPENSES PAID
                                                           ACCOUNT            ENDING            DURING PERIOD
                                                           VALUE,         ACCOUNT VALUE,       JULY 1, 2005 TO     ANNUALIZED
                                                        JULY 1, 2005     DECEMBER 31, 2005    DECEMBER 31, 2005   EXPENSE RATIO
                                                        -------------    -----------------    -----------------   -------------
ARIZONA MUNICIPAL BOND FUND
  Class A                Actual.......................    $1,000.00          $  999.50              $4.44             0.88%
                         Hypothetical.................    $1,000.00          $1,020.77              $4.48             0.88%
  Class B                Actual.......................    $1,000.00          $  996.30              $7.55             1.50%
                         Hypothetical.................    $1,000.00          $1,017.64              $7.63             1.50%
  Class C                Actual.......................    $1,000.00          $  996.10              $7.60             1.51%
                         Hypothetical.................    $1,000.00          $1,017.59              $7.68             1.51%
  Select Class           Actual.......................    $1,000.00          $  999.70              $3.18             0.63%
                         Hypothetical.................    $1,000.00          $1,022.03              $3.21             0.63%
KENTUCKY MUNICIPAL BOND FUND
  Class A                Actual.......................    $1,000.00          $1,000.00              $4.44             0.88%
                         Hypothetical.................    $1,000.00          $1,020.77              $4.48             0.88%
  Class B                Actual.......................    $1,000.00          $  996.70              $7.65             1.52%
                         Hypothetical.................    $1,000.00          $1,017.54              $7.73             1.52%
  Select Class           Actual.......................    $1,000.00          $1,001.20              $3.18             0.63%
                         Hypothetical.................    $1,000.00          $1,022.03              $3.21             0.63%
LOUISIANA MUNICIPAL BOND FUND
  Class A                Actual.......................    $1,000.00          $  994.10              $4.47             0.89%
                         Hypothetical.................    $1,000.00          $1,020.72              $4.53             0.89%
  Class B                Actual.......................    $1,000.00          $  991.80              $7.73             1.54%
                         Hypothetical.................    $1,000.00          $1,017.44              $7.83             1.54%
  Select Class           Actual.......................    $1,000.00          $  996.50              $3.22             0.64%
                         Hypothetical.................    $1,000.00          $1,021.98              $3.26             0.64%

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

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JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED), CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
DECEMBER 31, 2005

                                                          BEGINNING                             EXPENSES PAID
                                                           ACCOUNT            ENDING            DURING PERIOD
                                                           VALUE,         ACCOUNT VALUE,       JULY 1, 2005 TO     ANNUALIZED
                                                        JULY 1, 2005     DECEMBER 31, 2005    DECEMBER 31, 2005   EXPENSE RATIO
                                                        -------------    -----------------    -----------------   -------------
MICHIGAN MUNICIPAL BOND FUND
  Class A                Actual.......................    $1,000.00          $1,001.60              $4.34             0.86%
                         Hypothetical.................    $1,000.00          $1,020.87              $4.38             0.86%
  Class B                Actual.......................    $1,000.00          $  998.50              $7.40             1.47%
                         Hypothetical.................    $1,000.00          $1,017.80              $7.48             1.47%
  Class C                Actual.......................    $1,000.00          $  998.90              $7.41             1.47%
                         Hypothetical.................    $1,000.00          $1,017.80              $7.48             1.47%
  Select Class           Actual.......................    $1,000.00          $1,002.80              $3.08             0.61%
                         Hypothetical.................    $1,000.00          $1,022.13              $3.11             0.61%
MUNICIPAL INCOME FUND
  Class A                Actual.......................    $1,000.00          $1,004.10              $4.24             0.84%
                         Hypothetical.................    $1,000.00          $1,020.97              $4.28             0.84%
  Class B                Actual.......................    $1,000.00          $1,001.90              $7.27             1.44%
                         Hypothetical.................    $1,000.00          $1,017.95              $7.32             1.44%
  Class C                Actual.......................    $1,000.00          $1,001.90              $7.27             1.44%
                         Hypothetical.................    $1,000.00          $1,017.95              $7.32             1.44%
  Select Class           Actual.......................    $1,000.00          $1,005.20              $2.98             0.59%
                         Hypothetical.................    $1,000.00          $1,022.23              $3.01             0.59%
OHIO MUNICIPAL BOND FUND
  Class A                Actual.......................    $1,000.00          $1,001.70              $4.44             0.88%
                         Hypothetical.................    $1,000.00          $1,020.77              $4.48             0.88%
  Class B                Actual.......................    $1,000.00          $  999.40              $7.56             1.50%
                         Hypothetical.................    $1,000.00          $1,017.64              $7.63             1.50%
  Class C                Actual.......................    $1,000.00          $  998.40              $7.56             1.50%
                         Hypothetical.................    $1,000.00          $1,017.64              $7.63             1.50%
  Select Class           Actual.......................    $1,000.00          $1,003.20              $3.18             0.63%
                         Hypothetical.................    $1,000.00          $1,022.03              $3.21             0.63%
SHORT TERM MUNICIPAL BOND FUND
  Class A                Actual.......................    $1,000.00          $1,004.90              $4.04             0.80%
                         Hypothetical.................    $1,000.00          $1,021.17              $4.08             0.80%
  Class B                Actual.......................    $1,000.00          $1,002.10              $6.56             1.30%
                         Hypothetical.................    $1,000.00          $1,018.65              $6.61             1.30%
  Class C                Actual.......................    $1,000.00          $1,002.20              $6.56             1.30%
                         Hypothetical.................    $1,000.00          $1,018.65              $6.61             1.30%
  Select Class           Actual.......................    $1,000.00          $1,005.10              $2.78             0.55%
                         Hypothetical.................    $1,000.00          $1,022.43              $2.80             0.55%
TAX FREE BOND FUND
  Class A                Actual.......................    $1,000.00          $1,001.80              $3.78             0.75%
                         Hypothetical.................    $1,000.00          $1,021.42              $3.82             0.75%
  Class B                Actual.......................    $1,000.00          $  998.30              $7.20             1.43%
                         Hypothetical.................    $1,000.00          $1,018.00              $7.27             1.43%
  Select Class           Actual.......................    $1,000.00          $1,002.60              $2.93             0.58%
                         Hypothetical.................    $1,000.00          $1,022.28              $2.96             0.58%
WEST VIRGINIA MUNICIPAL BOND FUND
  Class A                Actual.......................    $1,000.00          $  999.40              $4.43             0.88%
                         Hypothetical.................    $1,000.00          $1,020.77              $4.48             0.88%
  Class B                Actual.......................    $1,000.00          $  996.10              $7.70             1.53%
                         Hypothetical.................    $1,000.00          $1,017.49              $7.78             1.53%
  Select Class           Actual.......................    $1,000.00          $1,000.70              $3.18             0.63%
                         Hypothetical.................    $1,000.00          $1,022.03              $3.21             0.63%

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

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BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

At meetings held in person in July and August 2005, the Board of Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to each Fund by investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005
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JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE FUND'S SENIOR OFFICER
The Trustees noted that, upon their direction, the Senior Officer for the Arizona Municipal Bond Fund, Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, Michigan Municipal Bond Fund, Municipal Income Fund, Ohio Municipal Bond Fund, Short Term Municipal Bond Fund, Tax Free Bond Fund and West Virginia Municipal Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer's report as noted in the Investment Performance section of this report.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

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JPMORGAN MUNICIPAL BOND FUNDS
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BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

information provided for each of the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the performance of the Arizona Municipal Bond Fund was generally within a reasonable range of the Universe Group median for the one, three and five year time periods. The Trustees concluded after review and discussion that the performance did not result from investment management issues that required action. However, the Trustees accepted the Senior Officer's recommendation that, while considering the Fund's portfolio management team change within the past year, the Board's Fixed Income Investment Sub-Committee would review the Fund's performance at each quarterly board meeting until improved performance is demonstrated over a period of time.

The Trustees noted that the performance of the one, three and five year periods of the Kentucky Municipal Bond Fund was better than that of its Universe Group.

The Trustees noted that the performance of the one, three and five year periods of the Louisiana Municipal Bond Fund was better than that of its Universe Group.

The Trustees recognized that the one, three and five year performance of the Michigan Municipal Bond Fund lagged that of its Universe Group. The Trustees concluded after review and discussion that the performance did not result from investment management issues that required action. However, the Trustees accepted the Senior Officer's recommendation that the Trustees closely monitor the Fund and request a performance update by senior investment personnel at each quarterly meeting of the Fixed Income Investment Sub-Committee until improved performance is demonstrated over a period of time.

The Trustees noted that the performance of the Municipal Income Fund was generally within a reasonable range of the Universe Group median for the one, three and five year time periods. The Trustees and the Senior Officer also noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance of the one, three and five year periods of the Ohio Municipal Bond Fund was better than that of its Universe Group.

The Trustees recognized that although the one-year performance of the Short Term Municipal Bond Fund lagged that of its Universe Group, the Fund's three and five year performance had been better than or within a reasonable range of the median of its Universe Group. The Trustees and the Senior Officer noted recent changes and the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance of the Tax Free Bond Fund was generally within a reasonable range of the Universe Group median. The Trustees and the Senior Officer noted the recent changes and the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance of the one, three and five year periods of the West Virginia Municipal Bond Fund was better than that of its Universe Group median.

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

 112

JPMORGAN MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Arizona Municipal Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Kentucky Municipal Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Louisiana Municipal Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Michigan Municipal Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Municipal Income Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Ohio Municipal Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Short Term Municipal Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Free Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the West Virginia Municipal Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

                      (This page intentionally left blank)

JPMORGAN FUNDS     MUNICIPAL BOND FUNDS SEMI-ANNUAL REPORT     December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds' website at www.jpmorganfunds.com.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

                                                              [JPMORGAN LOGO]
TOG-F-043 (2/06)                                               ASSET MANAGEMENT

                              SEMI-ANNUAL REPORT
                 SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)


                                 JPMorgan Funds

                                     Money
                                     Market
                                     Funds


                        JPMorgan Liquid Assets Money Market Fund
                        JPMorgan U.S. Government Money Market Fund
                        JPMorgan U.S. Treasury Plus Money Market Fund JPMorgan Municipal Money Market Fund
                        JPMorgan Michigan Municipal Money Market Fund JPMorgan Ohio Municipal Money Market Fund


                                                            [JPMORGAN LOGO]
                                                            ASSET MANAGEMENT

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Fund Facts .................................................    3

Schedules of Portfolio Investments .........................    9

Statements of Assets and Liabilities .......................   31

Statements of Operations ...................................   32

Statements of Changes in Net Assets ........................   33

Financial Highlights .......................................   42

Notes to Financial Statements ..............................   62

Trustees ...................................................   76

Officers ...................................................   78

Schedule of Shareholder Expenses............................   80

Board Approval of Renewal of Investment Advisory
   Agreement................................................   83


HIGHLIGHTS

- Economy shows its resilience.

- Bond performance lackluster.

- Economic indicators continue to point to solid growth.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 2

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan Money Market Funds for the six months ended December 31, 2005. Inside you'll find in-depth information on some of our money market funds.

ECONOMY SHOWS ITS RESILIENCE
Despite multiple signs of cooling in the housing market, the economy continued to display resilience as 2005 drew to a close. Third-quarter gross domestic product (GDP) growth, originally reported as 3.8%, was revised to 4.1% annualized, representing the fastest growth rate since the first quarter of 2004.

In addition, the labor market gained momentum as effects from the devastating hurricane season dwindled in the fourth quarter. Jobless claims declined steadily throughout the year, and the nation's unemployment rate finished 2005 at 4.9%, compared to 5.4% in December 2004. Perhaps the most robust sector proved to be manufacturing, as the ISM (Institute for Supply Management) manufacturing survey remained at elevated levels throughout most of 2005.

BOND PERFORMANCE LACKLUSTER
Overall, the taxable and tax-exempt bond markets remained lethargic in the period, with little movement beyond the short end of the yield curve. Concerns about the magnitude of the Federal Reserve's tightening campaign, the economic impact of higher energy prices and the possibility of higher inflation kept many investors out of the market. In addition, the flattening of the yield curve and a lack of valuation did little to inspire investors.

During the six months, the Fed continued to raise its target rate for overnight lending at a steady and "measured" pace. At each of its four meetings between July 1 and December 31, the Fed raised rates by 25 basis points (bps). The fed funds rate began the period at 3.25% and ended at 4.25%.

ECONOMIC INDICATORS CONTINUE TO POINT TO SOLID GROWTH
We believe that U.S. growth will decelerate in 2006, as further Fed tightening and a slowing housing market will likely impact consumer spending. However, we are not expecting a recession, even if the yield curve inverts and the bears on Wall Street start to get more press coverage. We believe a more legitimate worry concerns the potential slowdown in U.S. corporate profit growth. Companies have been managing costs aggressively (contributing to robust profit gains in 2005), and there may be less room to cut in 2006.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

------------

(1) "Carry" investors are those who take advantage of lower short-term rates versus higher long-term rates by borrowing short and lending, or investing, long to pick up the yield difference.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN LIQUID ASSETS MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND FACTS (UNAUDITED)
AS OF DECEMBER 31, 2005


Objective.......................................  Seeks current income with liquidity and stability of principal.

Primary Investments.............................  High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit and bank obligations.

Suggested investment time frame.................  Short-term

Share classes offered...........................  Morgan, Premier, Agency, Class B, Class C, Institutional,
                                                  Reserve, Investor, Capital and Service

Net Assets......................................  $11.2 Billion

Average Maturity................................  50 days

S&P Rating......................................  Not Rated

Moody's Rating..................................  Not Rated

NAIC Rating.....................................  Not Rated

MATURITY SCHEDULE

1 day.....................................  11.65%

2-7 days..................................  26.30%

8-30 days.................................  26.41%

31-60 days................................  13.59%

61-90 days................................   4.67%

91-180 days...............................   7.84%

181+ days.................................   9.54%

7-DAY SEC YIELD(1)

Morgan Shares..............................  3.79%

Premier Shares.............................  3.94%

Agency Shares..............................  4.14%

Class B Shares.............................  3.40%

Class C Shares.............................  3.40%

Institutional Shares.......................  4.20%

Reserve Shares.............................  3.68%

Investor Shares............................  3.88%

Capital Shares.............................  4.24%

Service Shares.............................  3.36%

THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111 (RETAIL INVESTORS) AND 1-800-766-7722 (INSTITUTIONAL INVESTORS).

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS STRIVE TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.
------------

(1) The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.74%, 3.90%, 4.06%, 3.18%, 3.18%, 4.11%, 3.64%, 3.85%, 4.16% and 3.27% for Morgan
    Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 4

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND FACTS (UNAUDITED)
AS OF DECEMBER 31, 2005


Objective.......................................  Seeks high current income with liquidity and stability of principal.

Primary Investments.............................  High-quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or
                                                  instrumentalities.

Suggested investment time frame.................  Short-term

Share classes offered...........................  Morgan, Premier, Agency, Institutional, Reserve, Capital and
                                                  Service

Net Assets......................................  $22.2 Billion

Average Maturity................................  30 days

S&P Rating......................................  AAAm

Moody's Rating..................................  Aaa

NAIC Rating.....................................  Class 1

------------

The National Association of Insurance Commissioner's (NAIC) "approved" status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE

1 day...........................................   2.18%

2-7 days........................................  60.82%

8-30 days.......................................   5.44%

31-60 days......................................   9.07%

61-90 days......................................  16.85%

91-180 days.....................................   3.20%

181+ days.......................................   2.44%

7-DAY SEC YIELD(1)

Morgan Shares....................................  3.80%

Premier Shares...................................  4.01%

Agency Shares....................................  4.16%

Institutional Shares.............................  4.21%

Reserve Shares...................................  3.70%

Capital Shares...................................  4.27%

Service Shares...................................  3.38%

THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111 (RETAIL INVESTORS) AND 1-800-766-7722 (INSTITUTIONAL INVESTORS).

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS STRIVE TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.
------------

(1) The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.76%, 3.92%, 4.07%, 4.13%, 3.66%, 4.18% and 3.30%
    for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN U.S. TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND FACTS (UNAUDITED)
AS OF DECEMBER 31, 2005


Objective.......................................  Seeks current income with liquidity and stability of principal.

Primary Investments.............................  Direct obligations of the U.S. Treasury including Treasury bills, bonds and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations.

Suggested investment time frame.................  Short-term

Share classes offered...........................  Morgan, Premier, Agency, Class B, Class C, Institutional,
                                                  Reserve and Investor

Net Assets......................................  $12.2 Billion

Average Maturity................................  16 days

S&P Rating......................................  AAAm

Moody's Rating..................................  Aaa

NAIC Rating.....................................  Approved

------------

The National Association of Insurance Commissioners' (NAIC) "approved" status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE

1 day...........................................   0.00%

2-7 days........................................  82.38%

8-30 days.......................................   1.63%

31-60 days......................................   1.02%

61-90 days......................................  10.53%

91-180 days.....................................   4.44%

181+ days.......................................   0.00%

7-DAY SEC YIELD(1)

Morgan Shares....................................  3.25%

Premier Shares...................................  3.40%

Agency Shares....................................  3.60%

Class B Shares...................................  2.86%

Class C Shares...................................  2.86%

Institutional Shares.............................  3.66%

Reserve Shares...................................  3.14%

Investor Shares..................................  3.34%

THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111 (RETAIL INVESTORS) AND 1-800-766-7722 (INSTITUTIONAL INVESTORS).

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS STRIVE TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.
------------

(1 )The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares,
    Class C Shares, Institutional Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.20%, 3.36%, 3.52%, 2.64%, 2.64%, 3.57%, 3.10% and 3.31%, for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 6

JPMORGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND FACTS (UNAUDITED)
AS OF DECEMBER 31, 2005


Objective.......................................  Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and
                                                  stability of principal.

Primary Investments.............................  High-quality short-term municipal securities, which provide tax-exempt income.

Suggested investment time frame.................  Short-term

Share classes offered...........................  Morgan, Premier, Agency, Institutional, Reserve and Service

Net Assets......................................  $1.5 Billion

Average Maturity................................  32 days

S&P Rating......................................  Not Rated

Moody's Rating..................................  Not Rated

NAIC Rating.....................................  Not Rated

MATURITY SCHEDULE

1 day.....................................   2.64%

2-7 days..................................  69.62%

8-30 days.................................   7.21%

31-60 days................................   6.41%

61-90 days................................   4.14%

91-180 days...............................   0.52%

181+ days.................................   9.46%

7-DAY SEC YIELD(1)

Morgan Shares..............................  2.86%

Premier Shares.............................  3.00%

Agency Shares..............................  3.20%

Institutional Shares.......................  3.26%

Reserve Shares.............................  2.74%

Service Shares.............................  2.43%

THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111 (RETAIL INVESTORS) AND 1-800-766-7722 (INSTITUTIONAL INVESTORS).

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS STRIVE TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.
------------

(1) The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.81%, 2.96%, 3.12%, 3.17%, 2.70% and 2.34% for Morgan Shares, Premier
    Shares, Agency Shares, Institutional Shares, Reserve Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND FACTS (UNAUDITED)
AS OF DECEMBER 31, 2005


Objective.......................................  Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is
                                                  consistent with capital preservation and stability of
                                                  principal.

Primary Investments.............................  High-quality short-term municipal securities issued in
                                                  Michigan, which provide tax-exempt income.

Suggested investment time frame.................  Short-term

Share classes offered...........................  Morgan, Premier and Reserve

Net Assets......................................  $185.0 Million

Average Maturity................................  25 days

S&P Rating......................................  Not Rated

Moody's Rating..................................  Not Rated

NAIC Rating.....................................  Not Rated

MATURITY SCHEDULE

1 day.....................................   0.65%

2-7 days..................................  81.08%

8-30 days.................................   4.88%

31-60 days................................   3.78%

61-90 days................................   0.00%

91-180 days...............................   2.88%

181+ days.................................   6.73%

7-DAY SEC YIELD(1)

Morgan Shares..............................  2.91%

Premier Shares.............................  3.05%

Reserve Shares.............................  2.80%

THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111 (RETAIL INVESTORS) AND 1-800-766-7722 (INSTITUTIONAL INVESTORS).

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS STRIVE TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.
------------

(1) The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.82%, 2.97%, and 2.72% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 8

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND FACTS (UNAUDITED)
AS OF DECEMBER 31, 2005


Objective.......................................  Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is
                                                  consistent with capital preservation and stability of
                                                  principal.

Primary Investments.............................  High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income.

Suggested investment time frame.................  Short-term

Share classes offered...........................  Morgan, Premier and Reserve

Net Assets......................................  $152.8 Million

Average Maturity................................  19 days

S&P Rating......................................  Not Rated

Moody's Rating..................................  Not Rated

NAIC Rating.....................................  Not Rated

MATURITY SCHEDULE

1 day.....................................  14.96%

2-7 days..................................  70.00%

8-30 days.................................   1.65%

31-60 days................................   4.27%

61-90 days................................   4.61%

91-180 days...............................   2.53%

181+ days.................................   1.98%

7-DAY SEC YIELD(1)

Morgan Shares..............................  2.90%

Premier Shares.............................  3.04%

Reserve Shares.............................  2.78%

THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111 (RETAIL INVESTORS) AND 1-800-766-7722 (INSTITUTIONAL INVESTORS).

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS STRIVE TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.
------------

(1) The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.78%, 2.93%, and 2.67% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN LIQUID ASSETS MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   ------------------------------  -----------
ASSET-BACKED SECURITIES (2.1%):
            Wachovia Asset Securitization,
              Inc.
$104,722    Series 2004-HM1A, Class A,
              FRN, 4.37%, 01/27/06 (e)....  $   104,722
  12,731    Series 2005-HM1A, Class AMM,
              FRN, 4.37%, 01/25/06
              (e)(i)......................       12,730
  25,000    Whitehawk CDO Funding Ltd.
              (Cayman Islands) Series
              2004-1A, Class AMMD, FRN,
              4.51%, 03/15/06 (e)(i)......       25,000
            Wind Master Trust Notes
  20,000    Series 2005-I4A, Class A1,
              FRN, 4.38%, 01/25/06
              (e)(i)......................       20,000
  25,000    Series 2005-I7A, Class A1,
              FRN, 4.38%, 01/27/06
              (e)(i)......................       25,000
  44,986    Series 2005-J1A, Class A1,
              FRN, 4.38%, 01/25/06 (e)....       44,986
                                            -----------
  Total Asset-Backed Securities                 232,438
                                            -----------
CERTIFICATES OF DEPOSIT (15.4%):
            Barclays Bank plc (United
              Kingdom)
 200,000    4.73%, 11/06/06...............      200,000
  60,000    4.80%, 12/05/06...............       60,000
 180,000    BNP Paribas, 4.24%, 08/30/06..      180,000
 150,000    Calyon (France), 3.41%,
              03/21/06....................      150,000
 225,000    Canadian Imperial Bank of
              Commerce, FRN, 4.43%,
              01/15/06....................      225,000
 100,000    Citibank N.A., 4.34%,
              02/23/06....................      100,000
  50,000    Deutsche Bank AG, FRN, 4.31%,
              01/01/06....................       50,000
  50,000    HBOS Treasury Services plc
              (United Kingdom), 3.82%,
              05/01/06....................       50,000
  35,000    Royal Bank of Canada, 4.23%,
              08/30/06....................       34,998
            Royal Bank of Scotland plc
              (United Kingdom)
 110,150    3.95%, 08/04/06...............      110,150
  50,000    3.98%, 08/11/06...............       49,999
   5,000    3.99%, 08/11/06...............        5,000
  20,000    4.31%, 09/29/06...............       20,000
            Societe Generale
 162,000    3.97%, 08/11/06...............      162,000
  20,000    4.00%, 07/19/06...............       19,994
  60,000    Svenska Handelsbanken, 4.33%,
              02/09/06....................       60,000
 200,000    Swedbank, Inc., 4.31%,
              09/28/06....................      199,997
  50,000    UBS AG, 4.30%, 01/31/06.......       50,000
                                            -----------
  Total Certificates of Deposit               1,727,138
                                            -----------

PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   ------------------------------  -----------
COMMERCIAL PAPER (25.3%) (N):
$ 31,000    Ajax Bambino Funding, Inc.
              (Cayman Islands), 4.36%,
              02/02/06....................  $    30,881
  50,000    Aquinas Funding LLC, 3.84%,
              01/23/06....................       49,885
            ASAP Funding Ltd. (Cayman
              Islands)
  88,283    4.30%, 02/01/06...............       87,959
  25,000    4.37%, 02/02/06...............       24,904
  73,300    4.46%, 03/07/06...............       72,716
  25,000    ASPEN Funding Corp., 4.34%,
              01/30/06....................       24,913
  96,666    Atlantis One Funding Corp.
              4.30%, 04/17/06.............       95,468
  40,000    Banque Generale Du Luxembourg
              4.22%, 01/27/06.............       39,879
  45,500    Cafco LLC, 3.98%, 02/28/06
              (e).........................       45,214
  88,000    Cedar Springs Capital Corp.
              4.40%, 01/20/06.............       87,996
  90,000    Charta Corp., 4.30%,
              02/08/06....................       89,595
            CIT Group, Inc.
  40,000    4.24%, 02/01/06...............       39,856
  25,000    4.27%, 02/02/06...............       24,906
  10,000    4.53%, 05/09/06...............        9,842
  25,000    Concord Minutemen Capital Co.
              LLC, 4.36%, 01/19/06........       24,946
 100,000    Countrywide Financial Corp.
              4.25%, 01/03/06.............       99,976
            Crown Point Capital Co.
  50,000    3.84%, 01/18/06...............       49,911
 100,000    4.37%, 01/08/06...............       99,996
  25,000    Descartes Funding Trust,
              4.43%, 11/15/06.............       25,000
  25,826    Fairway Finance Corp., 3.92%,
              01/30/06....................       25,746
 100,000    General Electric Capital Corp.
              3.99%, 03/01/06.............       99,359
  32,100    George Street Finance LLC,
              4.12%, 01/12/06 (e).........       32,060
  75,000    Govco, Inc., 4.00%, 03/16/06..       74,396
            Grampian Funding LLC (United
              Kingdom)
 100,000    3.99%, 02/17/06 (e)...........       99,490
 120,000    4.00%, 02/21/06 (e)...........      119,334
  45,000    Greenwich Capital Holdings
              4.39%, 01/20/06.............       45,000
            Irish Life & Permanent plc
              (Ireland)
  11,825    4.25%, 01/13/06 (e)...........       11,808
 100,000    4.30%, 04/18/06...............       98,749
  25,250    4.55%, 05/22/06...............       24,810
  49,928    Leafs LLC, 4.43%, 01/22/06....       49,928


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 10

JPMORGAN LIQUID ASSETS MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   ------------------------------  -----------
COMMERCIAL PAPER, CONTINUED:
            Lexington Parker Capital Co.
              LLC
$200,000    4.32%, 01/01/06...............  $   199,993
 110,855    4.33%, 01/23/06...............      110,563
  50,000    4.36%, 01/07/06...............       49,997
 100,000    4.37%, 01/09/06...............       99,999
  40,000    4.46%, 03/21/06...............       39,613
  25,000    Macquarie Bank Ltd., 4.45%,
              03/10/06....................       24,792
  10,000    Master Funding LLC, 4.40%,
              02/15/06....................        9,945
 116,210    Oesterreichische (Germany)
              4.00%, 02/27/06.............      115,489
 276,000    Park Sienna LLC, 4.30%,
              01/03/06....................      275,934
  25,000    Santander Central Hispano
              Financial Services Ltd.,
              4.30%, 04/13/06.............       24,702
  33,456    Scaldis Capital LLC, 4.34%,
              01/27/06 (e)................       33,352
   9,000    Sedna Finance, Inc., 4.34%,
              02/15/06....................        8,952
            Tulip Funding Corp.
  50,000    4.16%, 01/23/06...............       49,874
  70,000    4.28%, 01/03/06...............       69,983
  19,400    Westpac Banking Corp., 4.26%,
              01/17/06 (e)................       19,364
                                            -----------
  Total Commercial Paper                      2,837,075
                                            -----------
CORPORATE NOTES (34.7%):
  50,000    ANZ Capital Trust (United
              Kingdom), FRN, 4.31%,
              01/07/06 (e)(m).............       50,000
  50,000    Australia & New Zealand
              Banking Group Ltd.
              (Australia), FRN, 4.35%,
              01/23/06 (e)................       50,000
  75,000    Bank of America N.A., FRN,
              4.31%, 01/01/06.............       75,000
 254,000    Bayerische Landesbank, FRN,
              4.40%, 01/24/06.............      254,000
            Beta Finance, Inc.
  30,000    Series 1, FRN, 4.31%, 01/01/06
              (e).........................       29,999
  30,000    Series 1, FRN, 4.35%, 01/20/06
              (e).........................       30,000
  40,000    Series 2, FRN, 4.32%, 01/01/06
              (e).........................       39,999
  30,000    BNP Paribas (France), FRN,
              4.35%, 01/26/06 (e).........       30,000
  40,000    Canadian Imperial Bank of
              Commerce, FRN, 3.99%,
              01/04/06....................       39,996
            CC USA, Inc.
  64,000    FRN, 4.31%, 01/01/06 (e)......       63,997
  50,000    FRN, 4.32%, 01/01/06 (e)......       49,999

PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   ------------------------------  -----------
CORPORATE NOTES, CONTINUED:
$ 50,000    Corp. Andina de Fomento
              (Supranational), FRN, 4.51%,
              02/17/06....................  $    50,000
  30,000    Credit Suisse First Boston,
              FRN, 4.13%, 01/06/06........       30,005
            General Electric Capital Corp.
 150,000    FRN, 4.32%, 01/07/06..........      150,000
   6,000    FRN, 4.44%, 01/09/06..........        6,000
            Goldman Sachs Group, Inc.
  65,000    FRN, 4.37%, 01/13/06..........       65,000
  15,000    Series B, FRN, 4.70%, 03/21/06
              (c).........................       15,008
  32,300    Hartford Life Global Funding
              Trusts FRN, 4.35%,
              01/15/06....................       32,300
            HBOS Treasury Services plc
              (United Kingdom)
 150,000    FRN, 4.44%, 02/20/06 (e)......      150,000
 175,000    Series 2, FRN, 4.31%, 01/02/06
              (e).........................      175,000
  50,000    HSBC USA, Inc., FRN, 4.35%,
              01/15/06....................       50,000
 150,000    Islandsbanki HF (Ireland),
              FRN, 4.42%, 01/22/06 (e)....      150,000
            K2 (USA) LLC
  25,000    4.00%, 08/10/06 (e)...........       25,000
  80,000    FRN, 4.24%, 01/01/06 (e)......       79,989
 130,000    FRN, 4.31%, 01/01/06 (e)......      129,996
  25,000    FRN, 4.33%, 01/20/06 (e)......       24,998
  54,250    Series 1, FRN, 4.31%, 01/01/06
              (e).........................       54,249
  40,000    Series 1, FRN, 4.32%, 01/01/06
              (e).........................       39,999
  25,000    Series 1, FRN, 4.33%, 01/25/06
              (e).........................       24,999
  20,000    Series 2, FRN, 4.33%, 01/30/06
              (e).........................       19,999
  75,000    Kaupthing Bank HF, FRN, 4.43%,
              01/20/06....................       75,000
  50,000    Liberty Lighthouse Co. LLC,
              FRN, 4.34%, 01/26/06 (e)....       49,993
            Links Finance LLC
  75,000    FRN, 4.31%, 01/01/06 (e)......       74,997
  50,000    FRN, 4.32%, 01/15/06 (e)......       49,997
  50,000    Series 1, FRN, 4.31%, 01/01/06
              (e).........................       49,998
  40,000    Merrill Lynch & Co., Inc.,
              Series 1, FRN, 4.34%,
              01/04/06....................       40,000
  67,000    Money Market Trust, Series
              A-2, FRN, 4.44%, 01/15/06
              (e).........................       67,000
  27,000    Monumental Global Funding II
              FRN, 4.40%, 02/19/06 (e)....       27,006
  80,000    Premium Asset Trust Series
              2003-5, FRN, 4.40%, 01/01/06
              (e)(i)......................       80,000


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN LIQUID ASSETS MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   ------------------------------  -----------
CORPORATE NOTES, CONTINUED:
       y    RACERS
$ 80,000    Series 2001-8-ZCM, FRN, 4.49%,
              01/03/06 (e)(i).............  $    80,000
  15,000    Series 2004-1, Class MM, FRN,
              4.49%, 01/08/06 (e)(i)......       15,000
 100,000    Series 2005-17, Class O, FRN,
              4.39%, 02/21/06 (e)(i)......      100,000
 150,000    Royal Bank of Scotland plc
              (United Kingdom), FRN,
              4.34%, 01/23/06 (e).........      150,000
            Sigma Finance, Inc.
 150,000    3.83%, 04/28/06 (e)...........      150,000
  45,000    FRN, 4.31%, 01/01/06 (e)......       44,998
  70,000    FRN, 4.32%, 01/01/06 (e)......       70,000
  75,000    FRN, 4.33%, 01/15/06 (e)......       74,995
 100,000    FRN, 4.33%, 01/25/06 (e)......       99,997
  15,000    Societe Generale (France),
              FRN, 4.26%, 01/02/06 (e)....       15,000
  50,000    Structured Asset Repackaged
              Trust FRN, 4.52%, 01/15/06
              (e)(i)......................       50,000
 240,000    Structured Products Asset
              Return 4.24%, 01/20/06......      240,000
            Tango Finance Corp.
  58,000    FRN, 4.33%, 01/25/06 (e)......       57,996
  25,000    FRN, 4.34%, 01/23/06 (e)......       25,000
  38,000    FRN, 4.34%, 01/31/06 (e)......       38,000
  21,000    Union Hamilton Special Funding
              FRN, 4.52%, 03/28/06
              (e)(i)......................       21,000
  20,000    Wal-Mart Stores, Inc., 5.59%,
              06/01/06....................       20,150
            Wells Fargo & Co.
  75,000    FRN, 4.27%, 01/03/06..........       75,000
  75,000    Series C, FRN, 4.34%,
              01/02/06....................       75,000
                                            -----------
  Total Corporate Notes                       3,901,659
                                            -----------
DEMAND NOTE (0.4%):
  50,000    Transamerica Asset Funding
              Corp. 4.12%, 01/02/06 (f)...       50,000
                                            -----------
FUNDING AGREEMENTS (2.0%):
  75,000    AIG Life Insurance Co., 4.13%,
              01/01/06 (f)................       75,000
 100,000    Metropolitan Life Insurance
              Co. 4.56%, 03/15/06 (f).....      100,000
  50,000    New York Life Insurance Co.
              4.47%, 02/24/06 (f).........       50,000
                                            -----------
  Total Funding Agreements                      225,000
                                            -----------
MUNICIPAL NOTES & BONDS (1.4%):
Michigan (0.2%):
  26,845    City of Battle Creek, Downtown
              Development, GO, VAR, AMBAC,
              4.42%, 01/06/06.............       26,845
                                            -----------

PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   ------------------------------  -----------
MUNICIPAL NOTES & BONDS, CONTINUED:
New York (1.2%):
$130,355    New York City Transitional
              Financial Authority, Future
              Tax Second, Series B, Rev.,
              VAR, LIQ: Westdeutsche
              Landesbank, 4.45%,
              01/04/06....................  $   130,355
                                            -----------
  Total Municipal Notes & Bonds                 157,200
                                            -----------
PRIVATE PLACEMENTS (4.9%):
  45,000    Morgan Stanley, 4.28%,
              01/01/06....................       45,000
            Natexis Banques Populaires
 330,000    3.83%, 04/24/06...............      330,000
 100,000    4.31%, 02/01/06...............      100,000
  73,000    Royal Bank of Canada, 3.81%,
              05/02/06....................       72,994
                                            -----------
  Total Private Placements                      547,994
                                            -----------
REPURCHASE AGREEMENTS (11.7%):
 300,000    Citigroup, Inc., 4.30%, dated
              12/30/05, due 01/03/06,
              repurchase price $300,143,
              collateralized by corporate
              bonds with a value of
              $309,000....................      300,000
 400,000    Deutsche Bank Securities,
              Inc., 4.31%, dated 12/30/05,
              due 01/03/06, repurchase
              price $400,192,
              collateralized by
              collateralized mortgage
              obligations with a value of
              $412,000....................      400,000
 300,000    Goldman Sachs & Co., 4.32%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $300,144, collateralized by
              U.S. Treasury Securities
              with a value of $306,001....      300,000
 309,502    Goldman Sachs & Co., 4.35%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $309,652, collateralized by
              U.S. Government Agency
              Securities with a value of
              $315,693....................      309,502
                                            -----------
  Total Repurchase Agreements                 1,309,502
                                            -----------
TIME DEPOSITS (1.8%):
 200,000    Societe Generale, 4.50%,
              01/03/06....................      200,000
                                            -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
  (0.0%) (G):
Corporate Note (0.0%) (g):
      50    Bank of America, FRN, 4.31%,
              11/07/06....................           50
                                            -----------


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 12

JPMORGAN LIQUID ASSETS MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT          SECURITY DESCRIPTION          VALUE
---------   ------------------------------  -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements (0.0%): (g)
$    172    Bank of America Securities
              LLC, 4.26%, dated 12/30/05,
              due 01/03/06, repurchase
              price $172, collateralized
              by U.S. Government Agency
              Mortgages...................  $       172
     200    Barclays Capital, Inc., 4.28%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $200, collateralized by U.S.
              Government Agency
              Mortgages...................          200
     200    Lehman Brothers, Inc., 4.26%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $200, collateralized by U.S.
              Government Agency
              Mortgages...................          200
     200    Morgan Stanley & Co., Inc.,
              4.27%, dated 12/30/05, due
              01/03/06, repurchase price
              $200, collateralized by U.S.
              Government Agency
              Mortgages...................          200
     200    UBS Securities LLC, 4.26%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $200, collateralized by U.S.
              Government Agency
              Mortgages...................          200
                                            -----------
                                                    972
                                            -----------
  Total Investments of Cash Collateral for
    Securities Loaned                             1,022
                                            -----------
TOTAL INVESTMENTS (99.7%)
  (Cost $11,189,028)                         11,189,028
OTHER ASSETS IN EXCESS OF LIABILITIES
  (0.3%)                                         35,270
                                            -----------
NET ASSETS (100.0%)                         $11,224,298
                                            ===========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
DISCOUNT NOTES (11.8%) (N):
             Federal Home Loan Bank
               System
$  693,750   3.63%, 01/03/06.............  $   693,610
   200,000   4.02%, 01/20/06 (c).........      199,580
             Federal Home Loan Mortgage
               Corp.
   200,000   4.44%, 05/16/06 (c).........      196,741
   155,000   4.49%, 09/29/06.............      150,041
             Federal National Mortgage
               Association
    58,872   3.86%, 01/03/06.............       58,860
   208,045   3.89%, 01/03/06.............      208,001
   346,177   3.91%, 01/03/06.............      346,101
    75,628   3.96%, 01/03/06.............       75,611
    28,085   4.09%, 04/03/06.............       27,798
   130,395   4.13%, 02/01/06.............      129,936
    50,000   4.35%, 05/01/06.............       49,290
   200,000   4.44%, 05/17/06.............      196,717
   143,750   4.29%, 02/01/06.............      143,254
   152,363   4.47%, 04/03/06.............      150,679
                                           -----------
  Total Discount Notes                       2,626,219
                                           -----------
U.S. GOVERNMENT AGENCY SECURITIES (33.1%):
             Federal Farm Credit Bank
   150,000   FRN, 4.16%, 01/01/06........      149,920
    75,000   FRN, 4.24%, 01/06/06........       74,997
   100,000   FRN, 4.26%, 01/01/06........       99,947
   165,000   FRN, 4.28%, 01/01/06........      164,978
    75,000   FRN, 4.30%, 01/01/06........       74,996
             Federal Home Loan Bank
               System
    60,000   2.38%, 02/15/06 (c).........       59,906
    11,130   3.25%, 07/21/06.............       11,087
   116,750   4.00%, 08/18/06.............      116,750
     7,900   5.38%, 02/15/06.............        7,916
   300,000   FRN, 4.06%, 01/20/06........      299,955
   250,000   FRN, 4.15%, 02/02/06........      249,913
   448,000   FRN, 4.20%, 02/10/06........      447,925
   200,000   FRN, 4.22%, 02/16/06........      199,952
   147,500   FRN, 4.25%, 02/19/06........      147,473
   325,000   FRN, 4.26%, 01/21/06........      324,877
   450,000   FRN, 4.32%, 03/08/06........      449,748
   450,000   FRN, 4.37%, 03/22/06........      449,789
   300,000   FRN, 4.40%, 03/28/06........      299,965
   419,000   FRN, 4.40%, 03/29/06........      418,737
   250,000   VAR, 3.13%, 01/04/06........      248,234
             Federal Home Loan Mortgage
               Corp.
    26,900   2.63%, 07/21/06.............       26,707
    11,000   2.63%, 08/17/06.............       10,908
    85,797   2.75%, 08/15/06.............       84,805
   400,000   FRN, 4.37%, 03/19/06........      399,829
   675,000   FRN, 4.37%, 03/22/06........      674,661
   300,000   FRN, 4.39%, 03/27/06........      299,823

PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
             Federal National Mortgage
               Association
$  100,000   2.15%, 04/13/06.............  $    99,409
    50,070   3.25%, 07/12/06.............       49,896
   100,000   4.00%, 08/18/06.............      100,000
    70,911   5.50%, 02/15/06 (c).........       71,064
   594,000   FRN, 4.21%, 01/07/06........      593,746
   250,000   FRN, 4.22%, 01/07/06........      249,997
   300,000   FRN, 4.37%, 03/22/06........      299,827
    84,000   SUB, 3.67%, 02/24/06........       83,904
                                           -----------
  Total U.S. Government Agency Securities    7,341,641
                                           -----------
REPURCHASE AGREEMENTS (56.5%):
   500,000   Bank of America, N.A.,
               4.29%, dated 12/30/05, due
               02/21/06, repurchase price
               $503,158, collateralized
               by U.S. Government Agency
               Securities with a value of
               $510,000 (i)..............      500,000
 2,500,000   Bank of America Corp.,
               4.30%, dated 12/30/05, due
               01/03/06, repurchase price
               $2,501,194, collateralized
               by U.S. Government Agency
               Mortgages with a value of
               $2,550,000................    2,500,000
 2,000,000   Barclays Capital, Inc.,
               4.30%, dated 12/30/05, due
               01/03/06, repurchase price
               $2,000,956, collateralized
               by U.S. Government Agency
               Securities with a value of
               $2,040,000 (m)............    2,000,000
   250,000   Credit Suisse First Boston
               LLC, 3.75%, dated
               12/30/05, due 01/03/06,
               repurchase price $250,104,
               collateralized by U.S.
               Government Agency
               Securities with a value of
               $255,000..................      250,000
   500,000   Deutsche Bank Securities,
               Inc., 4.40%, dated
               12/30/05, due 03/15/06,
               repurchase price $504,584
               collateralized by U.S.
               Government Agency
               Securities with a value of
               $510,000 (i)..............      500,000
 1,786,015   Goldman Sachs & Co., 4.35%,
               dated 12/30/05, due
               01/03/06, repurchase price
               $1,786,878, collateralized
               by U.S. Government Agency
               Securities with a value of
               $1,821,740................    1,786,015


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 14

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
REPURCHASE AGREEMENTS, CONTINUED:
$  109,381   Morgan Stanley & Co., Inc.,
               3.50%, dated 12/30/05, due
               01/03/06, repurchase price
               $109,424, collateralized
               by U.S. Government Agency
               Securities with a value of
               $112,003..................  $   109,381
 1,000,000   Morgan Stanley & Co., Inc.,
               4.29%, dated 12/30/05, due
               01/03/06, repurchase price
               $1,000,477, collateralized
               by U.S. Government Agency
               Securities with a value of
               $1,023,926................    1,000,000
 1,200,000   UBS Securities LLC, 4.28%,
               dated 12/30/05, due
               01/03/06, repurchase price
               $1,200,571, collateralized
               by U.S. Government Agency
               Securities with a value of
               $1,224,002................    1,200,000
 2,300,000   UBS Securities LLC, 4.30%,
               dated 12/30/05, due
               01/03/06, repurchase price
               $2,301,099, collateralized
               by U.S. Government Agency
               Securities with a value of
               $2,346,004................    2,300,000
   400,000   UBS Securities LLC, 4.15%,
               dated 12/30/05, due
               01/24/06, repurchase price
               $401,153, collateralized
               by U.S. Government Agency
               Securities with a value of
               $408,000 (i)..............      400,000
                                           -----------
  Total Repurchase Agreements............   12,545,396
                                           -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
  (0.4%):
Repurchase Agreements (0.4%):
    18,652   Bank of America Securities
               LLC, 4.26%, dated
               12/30/05, due 01/03/06,
               repurchase price $18,662,
               collateralized by U.S.
               Government Agency
               Mortgages.................       18,652
    20,000   Barclays Capital, Inc.,
               4.28%, dated 12/30/05, due
               01/03/06, repurchase price
               $20,010, collateralized by
               U.S. Government Agency
               Mortgages.................       20,000

PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
$   20,000   Lehman Brothers, Inc.,
               4.26%, dated 12/30/05, due
               01/03/06, repurchase price
               $20,009, collateralized by
               U.S. Government Agency
               Mortgages.................  $    20,000
    20,000   Morgan Stanley & Co., Inc.,
               4.27%, dated 12/30/05, due
               01/03/06, repurchase price
               $20,010, collateralized by
               U.S. Government Agency
               Mortgages.................       20,000
    20,000   UBS Securities LLC, 4.26%,
               dated 12/30/05, due
               01/03/06, repurchase price
               $20,009, collateralized by
               U.S. Government Agency
               Mortgages.................       20,000
                                           -----------
  Total Investments of Cash Collateral
  for   Securities Loaned                       98,652
                                           -----------
TOTAL INVESTMENTS (101.8%)
  (Cost $22,611,908)                        22,611,908
LIABILITIES IN EXCESS OF OTHER ASSETS
(1.8)%                                        (409,772)
                                           -----------
NET ASSETS (100.0%)                        $22,202,136
                                           ===========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN U.S. TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
U.S. GOVERNMENT SECURITIES (17.6%):
U.S. Treasury Bills (16.6%): (n)
$  200,000   3.49%, 01/19/06.............  $   199,658
   300,000   3.62%, 03/09/06.............      298,013
   100,000   3.72%, 03/16/06.............       99,250
   200,000   3.77%, 03/02/06.............      198,768
   200,000   3.80%, 03/23/06.............      198,322
   500,000   3.82%, 03/30/06.............      495,423
   250,000   3.92%, 04/06/06.............      247,463
   250,000   4.00%, 04/13/06.............      247,225
    50,000   4.23%, 05/11/06.............       49,252
                                           -----------
                                             2,033,374
                                           -----------
U.S. Treasury Notes (1.0%):
   125,000   1.88%, 01/31/06.............      124,802
                                           -----------
  Total U.S. Government Securities           2,158,176
                                           -----------
REPURCHASE AGREEMENTS (82.6%):
   200,000   ABN AMRO, Inc., 3.45%, dated
               12/30/05, due 01/03/06,
               repurchase price $200,077,
               collateralized by U.S.
               Treasury Securities with a
               value of $204,001 (m).....      200,000
   500,000   Bear Stearns Cos., Inc.,
               3.35%, dated 12/30/05, due
               01/03/06, repurchase price
               $500,186, collateralized
               by U.S. Treasury Bonds
               with a value of
               $511,363..................      500,000
   500,000   Credit Suisse First Boston
               LLC, 3.45%, dated
               12/30/05, due 01/03/06,
               repurchase price $500,192,
               collateralized by U.S.
               Treasury Bonds with a
               value of $510,004.........      500,000
   400,000   Credit Suisse First Boston
               LLC, 3.93%, dated
               12/30/05, due 01/05/06,
               repurchase price $400,262,
               collateralized by U.S.
               Treasury Bonds with a
               value of $408,003.........      400,000
   350,000   Deutsche Bank Securities,
               Inc., 3.40%, dated
               12/30/05, due 01/03/06,
               repurchase price $350,132,
               collateralized by U.S.
               Treasury Securities with a
               value of $357,001.........      350,000
   500,000   Goldman Sachs & Co., 2.85%,
               dated 12/30/05, due
               01/03/06, repurchase price
               $500,158, collateralized
               by U.S. Treasury
               Securities with a value of
               $510,001..................      500,000
   400,000   Goldman Sachs & Co., 3.96%,
               dated 12/30/05, due
               01/05/06, repurchase price
               $400,264, collateralized
               by U.S. Treasury
               Securities with a value of
               $408,001..................      400,000

PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
REPURCHASE AGREEMENTS, CONTINUED:
$  250,000   HSBC Securities (USA), Inc.,
               3.50%, dated 12/30/05, due
               01/03/06, repurchase price
               $250,097, collateralized
               by U.S. Treasury
               Securities with a value of
               $255,004..................  $   250,000
 2,300,000   Lehman Brothers, Inc.,
               3.50%, dated 12/30/05, due
               01/03/06, repurchase price
               $2,300,894, collateralized
               by U.S. Treasury Bonds
               with a value of
               $2,317,863................    2,300,000
 1,900,000   Morgan Stanley & Co., Inc.,
               3.50%, dated 12/30/05, due
               01/03/06, repurchase price
               $1,900,739, collateralized
               by U.S. Treasury Bonds
               with a value of
               $1,940,171................    1,900,000
   390,619   Morgan Stanley & Co., Inc.,
               3.50%, dated 12/30/05, due
               01/03/06, repurchase price
               $390,771, collateralized
               by U.S. Treasury Bonds
               with a value of
               $397,384..................      390,619
 2,400,000   UBS Securities LLC, 3.47%,
               dated 12/30/05, due
               01/03/06, repurchase price
               $2,400,926, collateralized
               by U.S. Treasury
               Securities with a value of
               $2,448,002................    2,400,000
                                           -----------
  Total Repurchase Agreements               10,090,619
                                           -----------
TOTAL INVESTMENTS (100.2%)
  (Cost $12,248,795)                        12,248,795
LIABILITIES IN EXCESS OF OTHER ASSETS
(0.2%)                                         (28,023)
                                           -----------
NET ASSETS (100.0%)                        $12,220,772
                                           ===========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 16

JPMORGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
(AMOUNTS IN THOUSANDS)
AS OF DECEMBER 31, 2005

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
COMMERCIAL PAPER (16.9%):
California (1.4%):
 $ 6,500    City of San Francisco, LOC: Bank
              of America N.A., 3.15%,
              01/12/06......................  $    6,500
   6,000    Los Angeles County Metropolitan
              Transportation Authority,
              3.15%, 01/12/06, LOC: BNP
              Paribas.......................       6,000
   8,600    San Gabriel Valley Government,
              LOC: Bayerische Landesbank,
              3.15%, 01/12/06...............       8,600
                                              ----------
                                                  21,100
                                              ----------
Indiana (2.3%):
  34,000    Indiana Development Finance
              Authority, Solid Waste-Pure
              Air, AMT, LOC: Landesbank
              Hessen Theuringen, 3.20%,
              03/02/06......................      34,000
                                              ----------
Maryland (1.7%):
            Maryland State Health & Higher
              Educational Facilities
              Authority, Johns Hopkins
              University
  14,200    Series A, 3.15%, 03/08/06.......      14,200
  10,000    Series A, LIQ: Wachovia Bank
              N.A., 3.05%, 02/02/06.........      10,000
                                              ----------
                                                  24,200
                                              ----------
Massachusetts (0.5%):
   7,000    Massachusetts Health &
              Educational Facilities
              Authority, LIQ: BNP Paribas,
              3.24%, 01/17/06...............       7,000
                                              ----------
Michigan (1.0%):
  14,300    Michigan State Building
              Authority, Multi-Family
              Housing, Series A, 3.15%,
              01/09/06, LOC: Landesbank
              Hessen Thueringen.............      14,300
                                              ----------
Minnesota (1.2%):
   6,100    Rochester Health Care, Mayo
              Clinic, 2.78%, 01/03/06.......       6,100
  12,000    University of Minnesota, 3.10%,
              01/10/06......................      12,000
                                              ----------
                                                  18,100
                                              ----------
Ohio (2.4%):
  10,000    Cuyahoga County Health,
              Cleveland Clinic, LIQ: Bank of
              America N.A., 2.80%,
              02/06/06......................      10,000

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
COMMERCIAL PAPER, CONTINUED:
Ohio, continued:
            Ohio State University
 $ 3,375    3.11%, 02/06/06.................  $    3,375
   4,000    3.12%, 03/09/06.................       4,000
  15,770    Series C, 2.80%, 01/12/06.......      15,770
   2,000    Series C, 3.10%, 01/12/06.......       2,000
                                              ----------
                                                  35,145
                                              ----------
Texas (6.4%):
            Harris County Flood Control
              District
   7,000    Series F, LOC: Landesbank Hessen
              Theuringen, 3.10%, 02/07/06...       7,000
  25,205    Series F, LOC: Landesbank Hessen
              Theuringen, 3.13%, 02/09/06...      25,205
     750    Series F, LOC: Landesbank Hessen
              Theuringen, 3.15%, 02/09/06...         750
            Texas Department of
              Transportation Municipal Paper
  35,000    LIQ: Bank of America N.A.,
              3.13%, 02/08/06...............      35,000
   1,800    LIQ: Bank of America N.A.,
              3.14%, 02/08/06...............       1,800
   8,000    Texas Public Finance Authority
              3.15%, 03/02/06...............       8,000
  15,000    University of Texas, 3.05%,
              01/23/06......................      15,000
                                              ----------
                                                  92,755
                                              ----------
  Total Commercial Paper                         246,600
                                              ----------
DAILY DEMAND NOTES (1.9%):
Louisiana (0.5%):
   7,895    Louisiana Public Facilities
              Authority, Air Products &
              Chemicals Project, Rev., VAR,
              AMT, 3.88%, 02/01/06..........       7,895
                                              ----------
Michigan (0.1%):
   2,150    Michigan State Hospital Finance
              Authority, Trinity Health
              Credit, Series E, Rev., VAR,
              LIQ: Bank of Nova Scotia,
              3.70%, 01/01/06...............       2,150
                                              ----------
Nevada (0.3%):
   4,100    Clark County, IDR Cogeneration
              Association, Project -- 2,
              Series 2, Rev., VAR, AMT, LOC:
              ABN Amro Bank N.V., 3.87%,
              01/01/06......................       4,100
                                              ----------


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
DAILY DEMAND NOTES, CONTINUED:
Ohio
(1.0%):
 $ 1,300    Ohio Air Quality Development
              Authority, Pollution Control,
              Series C, Rev., VAR, AMT, LOC:
              Wachovia Bank N.A., 3.85%,
              01/01/06......................  $    1,300
   4,130    Ohio State Water Development
              Authority, Edison Co. Project,
              Series B, Rev., VAR, AMT, LOC:
              Wachovia Bank N.A., 3.85%,
              01/01/06......................       4,130
   8,715    State of Ohio, Solid Waste, BP
              Exploration & Oil Project,
              Rev., VAR, AMT, GTY: BP North
              America, 3.85%, 01/01/06......       8,715
                                              ----------
                                                  14,145
                                              ----------
  Total Daily Demand Notes                        28,290
                                              ----------
MONTHLY DEMAND NOTES (1.2%):
Oklahoma (1.2%):
  17,515    Canadian County Home Finance
              Authority, Single Family
              Housing, Series A, VAR, AMT,
              4.35%, 01/25/06...............      17,515
                                              ----------
MUNICIPAL NOTES & BONDS (10.0%):
California (3.0%):
  15,000    California Community College
              Financing Authority, Series A,
              Rev., INS: FSA, 4.00%,
              06/30/06......................      15,100
   2,000    California School Cash Reserve
              Program Authority, Series A,
              Rev., 4.00%, 07/06/06.........       2,014
  25,000    Sacramento County, Series A,
              Rev., TRAN, 4.00%, 07/10/06...      25,185
   1,000    San Diego Metropolitan
              Transportation Development
              Board, Rev., TRAN, 3.50%,
              01/04/06......................       1,000
                                              ----------
                                                  43,299
                                              ----------
Idaho (0.7%):
  10,000    State of Idaho, GO, TAN, 4.00%,
              06/30/06......................      10,065
                                              ----------
Kentucky (0.5%):
   7,500    Kentucky Asset Liability
              Commission, Series A, Rev.,
              TRAN, 4.00%, 06/28/06.........       7,547
                                              ----------
Michigan (2.2%):
  12,000    City of Detroit, Sewer Disposal,
              Second Lien, Series E, Rev.,
              VAR, FGIC, 3.00%, 10/03/06....      12,000
  20,000    State of Michigan, Series A, GO,
              4.50%, 09/29/06...............      20,179
                                              ----------
                                                  32,179
                                              ----------

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
MUNICIPAL NOTES & BONDS, CONTINUED:
Pennsylvania (0.9%):
 $12,500    City of Philadelphia, Series A,
              GO, TRAN, 4.00%, 06/30/06.....  $   12,574
                                              ----------
Puerto Rico (0.7%):
  10,000    Commonwealth of Puerto Rico,
              Rev., TRAN, LOC's: Bank of
              Nova Scotia, Citibank, BNP
              Paribas, Dexia, Fortis Bank,
              Royal Bank of Canada, State
              Street, 4.50%, 07/28/06.......      10,071
                                              ----------
Texas (1.7%):
  25,000    State of Texas, GO, TRAN, 4.50%,
              08/31/06......................      25,240
                                              ----------
Utah (0.3%):
   5,000    Davis County School District,
              GO, TAN, 4.00%, 06/30/06......       5,032
                                              ----------
  Total Municipal Notes & Bonds                  146,007
                                              ----------
WEEKLY DEMAND NOTES (71.0%):
Arizona (1.7%):
  25,275    Phoenix Civic Improvement Corp.,
              Series 1122, Rev., VAR, INS:
              MBIA, LIQ: Morgan Stanley
              Municipal Funding, 3.55%,
              01/06/06......................      25,275
                                              ----------
Arkansas (0.2%):
   3,430    Arkansas Development Finance
              Authority, Semco, Inc.
              Project, Rev., VAR, AMT, LOC:
              Bank of America N.A., 3.65%,
              01/07/06......................       3,430
                                              ----------
California (5.1%):
   4,200    Abag Financial Authority for
              Nonprofit Corps., Multi-Family
              Housing Paragon Apartments,
              Series A, Rev., VAR, AMT, LOC:
              Comerica Bank, 3.58%,
              01/06/06......................       4,200
  10,000    California State Department of
              Water Resources, Sub Series
              F-5, Rev., VAR, LOC: Citibank
              N.A., 3.20%, 01/12/06.........      10,000
  19,605    California Statewide Communities
              Development Authority,
              Housing-Vista Del Monte
              Project, Rev., VAR, AMT, INS:
              FNMA, LOC: FNMA, 3.55%,
              01/07/06......................      19,605
   8,000    California Statewide Communities
              Development Authority,
              Northwest Gateway Apartments,
              Series C, Rev., VAR, AMT, LOC:
              Bank of America N.A., 3.58%,
              01/07/06......................       8,000


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 18

JPMORGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
California, continued:
 $20,000    Charter Mac Floater Certificate
              Trust I, Series CAL-1, Rev.,
              VAR, AMT, INS: MBIA, LIQ:
              Bayerische Landesbank, 3.55%,
              01/02/06......................  $   20,000
  10,857    Federal Home Loan Mortgage
              Corp., Multi-Family VRD
              Certificates, Series
              2003-M001, Class A, FRN, AMT,
              GTY: FHLMC, 3.61%, 01/02/06...      10,857
   1,250    Kern Water Bank Authority,
              Series A, VAR, Rev., LOC:
              Wells Fargo Bank N.A, 2.89%,
              01/12/06......................       1,250
                                              ----------
                                                  73,912
                                              ----------
Colorado (3.2%):
   1,100    City of Colorado Springs, YMCA
              of Pikes Peak Regular Project,
              Rev., VAR, LOC: Wells Fargo
              Bank N.A., 3.53%, 01/05/06....       1,100
   4,930    City of Erie, Finance Corp.,
              COP, VAR, LOC: Keybank N.A.,
              3.58%, 01/05/06...............       4,930
            Denver City & County, Airport
   5,000    Series A, Rev., VAR, AMT, INS:
              CIFG, LIQ: Bayerische
              Landesbank, 3.56%, 01/02/06...       5,000
   8,500    Series B, Rev., VAR, AMT, INS:
              CIFG, LIQ: Bayerische
              Landesbank, 3.52%, 01/02/06...       8,500
   9,400    Series C, Rev., VAR, AMT, LOC:
              Societe Generale, 3.55%,
              01/06/06......................       9,400
  10,860    Denver City & County, Merlots,
              Series A-61, Rev., VAR, AMT,
              INS: FGIC, LIQ: Wachovia Bank
              N.A., 3.59%, 01/05/06.........      10,860
   7,000    Denver City & County, Wellington
              E Web, Series 2003-C3, COP,
              VAR, INS: AMBAC, LIQ: Dexia
              Public Finance Bank, 3.51%,
              01/06/06......................       7,000
                                              ----------
                                                  46,790
                                              ----------
Delaware (0.4%):
   5,600    New Castle County, Housing,
              Fairfield English Project
              Village, Rev., VAR, AMT, INS:
              FNMA, LIQ: FNMA, 3.60%,
              01/06/06......................       5,600
                                              ----------
District of Columbia (0.4%):
   5,800    Metropolitan Washington D.C.
              Airports Authority, TOCS,
              Series E, Rev., VAR, AMT, INS:
              MBIA, LIQ: Goldman Sachs,
              3.58%, 01/07/06...............       5,800
                                              ----------

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Florida (1.5%):
 $11,000    Highlands County, Health
              Facilities Authority,
              Adventist Health System,
              Series C, Rev., VAR, 3.56%,
              01/0406.......................  $   11,000
   4,855    Palm Beach County Housing
              Development Corp., Caribbean
              Villas Rev., VAR, AMT, INS:
              FNMA COLL, 3.60%, 01/05/06....       4,855
   5,500    Palm Beach County, Zoological
              Society, Inc., Project, Rev.,
              VAR, AMT, LOC: Northern Trust
              Co., 3.60%, 01/02/06..........       5,500
                                              ----------
                                                  21,355
                                              ----------
Hawaii (1.9%):
  28,350    Hawaii State Department of
              Budget & Finance, Trust
              Receipts, Series F2, Rev.,
              VAR, INS: FSA, LIQ: Lehman
              Liquidity Co., 3.58%,
              01/06/06......................      28,350
                                              ----------
Illinois (2.5%):
   7,470    Chicago Board of Education,
              Merlots, Series A47, GO, VAR,
              INS: FGIC, LIQ: Wachovia Bank
              N.A., 3.54%, 01/06/06.........       7,470
  10,000    Chicago O'Hare International
              Airport, Merlots, Series
              2001-B6, Rev., VAR, AMT, INS:
              AMBAC, LIQ: Wachovia Bank
              N.A., 3.59%, 01/03/06.........      10,000
   2,871    Chicago O'Hare International
              Airport, Second Lien, Series
              B, Rev., VAR, AMT, LOC:
              Societe Generale, 3.62%,
              01/03/06(m)...................       2,871
   5,000    City of Carol Stream,
              Multi-Family Housing, Charles
              Square Rev., VAR, AMT, INS:
              FNMA COLL, 3.63%, 01/03/06....       5,000
   7,520    Illinois Housing Development
              Authority, Housing Pheasant
              Ridge/Hunter Rev., VAR, AMT,
              LOC: ABN Amro Bank N.V.,
              3.56%, 01/03/06...............       7,520
   3,130    Will & Kankakee County Regional
              Development Authority, Realty,
              Series A, Rev., VAR, AMT, LOC:
              PNC Bank N.A., 3.65%,
              01/02/06......................       3,130
                                              ----------
                                                  35,991
                                              ----------


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Indiana
(1.8%):
 $ 6,500    City of Hammond, Sewer & Solid
              Waste, Cargill, Inc. Project,
              Rev., VAR, AMT, 3.62%,
              01/07/06......................  $    6,500
   1,900    City of Indianapolis EDR, Roth
              Co., Inc., Project, Series
              1999, Rev., VAR, AMT, LOC:
              Comerica Bank, 3.58%,
              01/04/06......................       1,900
   1,050    City of Jasper, EDR, Best Charis
              Inc., Project, Rev., VAR, AMT,
              LOC: PNC Bank, 3.60%,
              01/02/06......................       1,050
   3,745    Indiana Health Facility
              Financing Authority, Mary
              Sherman Hospital, Series 98,
              Rev., VAR, LOC: Fifth Third
              Bank, 3.60%, 01/07/06.........       3,745
   3,810    Indianapolis Local Public
              Improvement Bond Bank, Water
              Works Project, Series H, Rev.,
              VAR, AMT, INS: MBIA, LIQ:
              Depfa Bank, 3.52%, 01/03/06...       3,810
   9,575    Vanderburgh County,
              Multi-Family, Arbors Apartment
              Project, Rev., VAR, AMT, LOC:
              ABN Amro Bank N.V., 3.56%,
              01/06/06......................       9,575
                                              ----------
                                                  26,580
                                              ----------
Iowa (1.9%):
  14,910    Iowa Finance Authority, Private
              School Facilities, Regis
              School, Rev., VAR, LOC: Allied
              Irish Bank PLC, 3.02%,
              01/12/06......................      14,910
   4,075    Iowa Finance Authority, Health
              System, Series B-1, Rev., VAR,
              INS: AMBAC, LIQ: Morgan
              Stanley, 3.55%, 01/04/06......       4,075
   8,925    Roaring Fork Municipal Products
              LLC, Multi-Family, Prestwick,
              Series 2001-10, Class A, Rev.,
              VAR, AMT, LIQ: Bank of New
              York, 3.66%, 01/05/06.........       8,925
                                              ----------
                                                  27,910
                                              ----------
Kansas (1.3%):
   5,365    City of Independence, Limited
              Obligation, Matcor Metals,
              Inc., Project, Series A, Rev.,
              VAR, AMT, LOC: Comerica Bank,
              3.68%, 01/02/06...............       5,365
  13,690    Roaring Fork Municipal Products
              LLC, Single Family Mortgage,
              Series 2001-7, Class B2, Rev.,
              VAR, AMT, LIQ: Bank of New
              York, 3.66%, 01/07/06.........      13,690
                                              ----------
                                                  19,055
                                              ----------

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Louisiana (0.4%):
 $ 6,250    Louisiana Public Facilities
              Authority, Air Products &
              Chemical Project, Rev., VAR,
              3.65%, 01/03/06...............  $    6,250
                                              ----------
Maryland (1.2%):
   6,975    Carroll County, Fairhaven &
              Copper Ridge, Series A, Rev.,
              VAR, LOC: Branch Banking &
              Trust, 3.56%, 01/04/06........       6,975
  10,000    Maryland Health & Higher
              Educational Facilities
              Authority, Adventist
              Healthcare, Series A, LOC:
              Fifth Third Bank, 3.55%,
              01/03/06......................      10,000
                                              ----------
                                                  16,975
                                              ----------
Massachusetts (0.4%):
   5,370    Commonwealth of Massachusetts,
              Merlots, Series C42, GO, VAR,
              INS: AMBAC, LIQ: Wachovia Bank
              N.A., 3.53%, 01/04/06.........       5,370
                                              ----------
Michigan (10.1%):
   7,970    ABN AMRO Munitops Certificate
              Trust, Series 2004-44, GO,
              VAR, INS: MBIA, LIQ: ABN Amro
              Bank N.V., 3.54%, 01/01/06....       7,970
   3,070    City of Dearborn, EDC, Limited
              Obligation, Henry Ford
              Village, Rev., VAR, LOC:
              Comerica Bank, 3.59%,
              01/02/06......................       3,070
   8,025    City of Detroit, Sewer Disposal,
              Series PA 1183, Rev., VAR,
              INS: FSA, LIQ: Merrill Lynch
              Capital Services, 3.54%,
              01/05/06......................       8,025
   3,440    Kenowa Hills Public Schools,
              Series PT-2552, GO, VAR, INS:
              FGIC, LIQ: Merrill Lynch
              Capital Services, 3.54%,
              01/03/06......................       3,440
   3,960    Michigan Higher Education
              Facilities Authority, Limited
              Obligation, Hope College,
              Series B, Rev., VAR, LOC:
              National City Bank, 3.55%,
              01/02/06......................       3,960
   2,600    Michigan Higher Education
              Student Loan Authority, Series
              XII-B, Rev., VAR, AMT, INS:
              AMBAC, LIQ: Kredietbank,
              3.54%, 01/07/06...............       2,600
   3,000    Michigan State Hospital Finance
              Authority, Ascension Hospital,
              Series B, Rev., VAR, 3.49%,
              01/05/06......................       3,000
   3,250    Michigan State Hospital Finance
              Authority, Southwestern Rehab
              Hospital, Rev., VAR, LOC:
              Fifth Third Bank, 3.60%,
              01/03/06......................       3,250


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 20

JPMORGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
 $ 3,500    Michigan State Housing
              Development Authority, Taylor
              Apartments, Series A, Rev.,
              VAR, INS: FNMA, LIQ: Fannie
              Mae, 3.54%, 01/01/06..........  $    3,500
            Michigan State University
  31,740    Series 2000-A, Rev., VAR, LIQ:
              Depfa Bank, 3.52%, 01/06/06...      31,740
  26,005    Series 2000-A, Rev., VAR, LIQ:
              Depfa Bank, 3.52%, 01/02/06...      26,005
   2,650    Michigan Strategic Fund, JEB
              Property LLC Project, Rev.,
              VAR, AMT, LOC: Comerica Bank,
              3.68%, 01/01/06...............       2,650
   2,630    Michigan Strategic Fund, Kern
              Enterprises, Inc., Rev., VAR,
              AMT, LOC: ABN Amro Bank N.V.,
              3.55%, 01/05/06...............       2,630
   1,440    Michigan Strategic Fund, Pyper
              Products Corp. Project, Rev.,
              VAR, AMT, LOC: Comerica Bank,
              3.68%, 01/02/06...............       1,440
   1,250    Michigan Strategic Fund, Saginaw
              Products Corp., Project, Rev.,
              VAR, AMT, LOC: Comerica Bank,
              3.68%, 01/04/06...............       1,250
   2,715    Michigan Strategic Fund,
              Sterling Die & Engineering,
              Rev., VAR, AMT, LOC: Comerica
              Bank, 3.68%, 01/02/06.........       2,715
   2,600    Michigan Strategic Fund, YMCA
              Greater Grand Rapids, Rev.,
              VAR, LOC: Fifth Third Bank,
              3.53%, 01/02/06...............       2,600
            State of Michigan
  16,680    Series A, GO, VAR, LIQ: Lehman
              Liquidity Co., 3.53%,
              09/29/06......................      16,680
   4,590    Series PT-2754, Rev., VAR., INS:
              FSA, LIQ: Dexia Public Finance
              Bank, 3.54%, 01/03/06.........       4,590
   3,520    University of Michigan,
              Hospital, Series A, Rev., VAR,
              3.54%, 01/05/06...............       3,520
  12,660    Wayne Charter County Airport,
              Detroit Metropolitan County,
              Series A, Rev., VAR, AMT, INS:
              AMBAC, LIQ: Bayerische
              Landesbank, 3.59%, 01/01/06...      12,660
                                              ----------
                                                 147,295
                                              ----------

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Missouri (0.9%):
 $ 5,900    Missouri Housing Development
              Commission, Single Family
              Mortgage, Certificates Macon
              Trust, Series 2002-K, Rev.,
              VAR, AMT, INS: GNMA/FNMA, LIQ:
              Bank of America N.A., 3.59%,
              01/07/06......................  $    5,900
   6,630    Municipal Securities Trust
              Certificates, Series 2005-236,
              Class A, Rev., VAR, AMBAC,
              LIQ: Bear Stearns Capital
              Markets, 3.67%, 01/07/06......       6,630
                                              ----------
                                                  12,530
                                              ----------
Montana (0.3%):
   4,870    Montana Board of Housing, Single
              Family Mortgage, Certificates
              Macon Trust, Series 2002-L,
              Rev., VAR, AMT, LIQ: Bank of
              America N.A., 3.64%,
              01/01/06......................       4,870
                                              ----------
Nebraska (0.0%): (g)
     125    Nebraska Investment Finance
              Authority, Single Family
              Housing, Rate Certificates,
              Series H, Rev., VAR, AMT, LOC:
              Bank of America N.A., 3.66%,
              01/06/06......................         125
                                              ----------
New York (4.0%):
  10,000    Long Island Power Authority,
              Series PA 1150, Rev., VAR,
              INS: CIFG, LIQ: Merrill Lynch
              Capital Services, 3.54%,
              01/02/06......................      10,000
   6,610    Metropolitan Pier & Exposition
              Authority, Series PZ-44, Rev.,
              VAR, INS: FSA, LIQ: Merrill
              Lynch Capital Services, 3.59%,
              01/04/06......................       6,610
            Metropolitan Transportation
              Authority
   3,000    Series PA 1077, Rev., VAR, INS:
              FSA, LIQ: Merrill Lynch
              Capital Services, 3.54%,
              01/06/06......................       3,000
   7,185    Series PT-1547, Rev., VAR, INS:
              FGIC, LIQ: Merrill Lynch
              Capital Services, 3.54%,
              01/06/06......................       7,185
   7,750    Nassau County Interim Finance
              Authority, Series PA-901,
              Rev., VAR, INS: AMBAC, LIQ:
              Merrill Lynch Capital
              Services, 3.54%, 01/05/06.....       7,750
   4,235    New Rochelle Municipal Housing
              Authority, Sound Shore Medical
              Center Apartments, Series A,
              Rev., VAR, INS: FNMA, 3.51%,
              01/05/06......................       4,235


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
New York, continued:
 $10,000    New York City Housing
              Development Corp., Atlantic
              Court Apartments, Series A,
              Rev., VAR, AMT, INS: FHLMC,
              LIQ: FHLMC, 3.60%, 01/03/06...  $   10,000
  10,000    Tobacco Settlement Financing
              Authority, TOCS, Series D,
              Rev., VAR, LIQ: Goldman Sachs,
              3.60%, 01/04/06...............      10,000
                                              ----------
                                                  58,780
                                              ----------
North Carolina (2.1%):
  21,000    North Carolina Capital
              Facilities Finance Agency, NC
              A&T University Foundation
              Project, Series B, Rev., VAR,
              INS: RADIAN, LIQ: Wachovia
              Bank N.A., 3.57%, 01/04/06....      21,000
   4,075    North Carolina Eastern Municipal
              Power Agency, Series MT-99,
              Rev., VAR, INS: FGIC, LIQ:
              Bank Paribas, 3.55%,
              01/06/06......................       4,075
   5,100    North Carolina Medical Care
              Commission, Baptist Hospitals
              Project, Rev., VAR, LIQ:
              Wachovia Bank N.A., 3.52%,
              01/04/06......................       5,100
                                              ----------
                                                  30,175
                                              ----------
Ohio (6.4%):
   4,720    City of Lyndhurst, EDR, Hawken
              Schools, Series 2002, VAR,
              LOC: National City Bank,
              3.60%, 01/05/06...............       4,720
   2,000    City of Westlake, Lutheran Home
              Project, Rev., VAR, LOC:
              National City Bank, 3.40%,
              01/03/06......................       2,000
   2,640    Cuyahoga County, Health Care,
              Eliza Jennings Home Project,
              Rev., VAR, LOC: ABN Amro Bank
              N.V., 3.56%, 01/06/06.........       2,640
   8,570    Franklin County Convention
              Facilities Authority, Series
              PT-3024, Rev., VAR, INS:
              AMBAC, LIQ: Merrill Lynch
              Capital Services, 3.54%,
              01/05/06......................       8,570
     905    Franklin County, Health Care
              Facilities, Friendship
              Village-Dublin, Series A,
              Rev., VAR, LOC: ABN Amro Bank
              N.V., 3.54%, 01/06/06.........         905
   3,800    Franklin County, Health Care
              Facilities, Presbyterian,
              Series B, Rev, VAR, LOC:
              National City Bank, 3.56%,
              01/04/06......................       3,800

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Ohio, continued:
 $ 2,000    Hamilton County, Hospital
              Facilities, Health Alliance,
              Series F, Rev., VAR, INS:
              MBIA, LIQ: Credit Suisse First
              Boston, 3.53%, 01/04/06.......  $    2,000
   5,320    Lake County, Hospital
              Facilities, Lake Hospital
              System, Inc., Series 2002,
              Rev., VAR, INS: RADIAN, LIQ:
              Bank of America N.A., 3.62%,
              01/02/06......................       5,320
   3,985    Mahoning County, Forum Health
              Obligation Group, Series B,
              Rev., VAR, LOC: Fifth Third
              Bank, 3.55%, 01/02/06.........       3,985
   4,420    Miami County, Hospital
              Authority, Series PT-575,
              Rev., VAR, 3.60%, 01/06/06....       4,420
   2,250    Ohio State Higher Educational
              Facility Commission, John
              Carroll University, Series B,
              Rev., VAR, LOC: Allied Irish
              Bank plc, 3.55%, 01/06/06.....       2,250
            Student Loan Funding Corp.,
              Cincinnati Student Loan
   5,840    Series A-1, Rev., VAR, AMT, GTY:
              U.S. Department of Education,
              LIQ: Sallie Mae, 3.56%,
              01/03/06......................       5,840
  43,030    Series A-2, Rev., VAR, AMT, GTY:
              U.S. Department of Education,
              LIQ: Sallie Mae, 3.56%,
              01/03/06 (m)..................      43,030
   3,035    Warren County, Economic
              Development Authority, Ralph
              J. Stolle Countryside, Rev.,
              VAR, LOC: Fifth Third Bank,
              3.58%, 01/06/06...............       3,035
                                              ----------
                                                  92,515
                                              ----------
Other Territory (8.8%):
   3,015    ABN AMRO Munitops Certificate
              Trust, Greystone Multi-State,
              Series 2002-1, Rev., VAR, AMT,
              INS: FSA, LIQ: ABN Amro Bank
              N.V., 3.67%, 01/01/06.........       3,015
            Charter Mac Floater Certificate
              Trust I
  24,500    Series 3, Rev., VAR, AMT, INS:
              MBIA, LIQ: Bayerische
              Landesbank, 3.58%, 01/05/06...      24,500
  10,000    Series 4, Rev., VAR, AMT, INS:
              MBIA, LIQ: Bayerische
              Landesbank, 3.58%, 01/05/06...      10,000
  12,000    Series 5, Rev., VAR, AMT, INS:
              MBIA, LIQ: Bayerische
              Landesbank, 3.58%, 01/02/06...      12,000


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 22

JPMORGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Other Territory, continued:
            Clipper Tax-Exempt Certificate
              Trust
 $15,000    Series 2002-9, Rev., VAR, AMT,
              LIQ: State Street Bank & Trust
              Co, 3.59%, 05/01/06...........  $   15,000
  39,486    Series 2002-9, COP, VAR, AMT,
              LIQ: State Street Bank & Trust
              Co, 3.71%, 01/06/06...........      39,486
            Federal Home Loan Mortgage
              Corp., Multi-Family VRD
              Certificates
  12,749    Series 2003-M002, Class A, FRN,
              AMT, 3.66%, 01/02/06..........      12,750
  10,840    Series M008, Class A, FRN, AMT,
              3.66%, 01/05/06...............      10,840
                                              ----------
                                                 127,591
                                              ----------
Pennsylvania (3.9%):
  26,470    Delaware County Authority, Mercy
              Health Systems, Series PT-565,
              Rev., VAR, LOC: Westdeutsche
              Landesbank, 3.60%, 01/05/06...      26,470
  10,000    Lancaster County Hospital
              Authority, Willow Valley
              Project, Series A, Rev., VAR,
              INS: RADIAN, LIQ: Bank of
              America N.A., 3.53%,
              01/06/06......................      10,000
   3,700    Pennsylvania Economic
              Development Financing
              Authority, Fabtech Inc.,
              Project, Series D, VAR, AMT,
              LOC: PNC Bank N.A., 3.60%,
              01/04/06......................       3,700
   6,000    Pennsylvania Economic
              Development Financing
              Authority, Shipping Port
              Project, Series A, AMT, Rev.,
              VAR, LOC: PNC Bank N.A.,
              3.60%, 01/01/06...............       6,000
  10,000    Pennsylvania Higher Education
              Assistance Agency, Series
              2001-A, Rev., VAR, AMT, INS:
              AMBAC, LIQ: Lloyds, 3.60%,
              01/02/06......................      10,000
                                              ----------
                                                  56,170
                                              ----------
South Carolina (0.6%):
   8,445    South Carolina Jobs, & Economic
              Development Authority,
              Episcopal Church Home, Rev.,
              VAR, INS: RADIAN, LIQ:
              Wachovia Bank N.A., 3.61%,
              01/05/06......................       8,445
                                              ----------

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Texas (4.6%):
 $ 4,000    Calhoun County Naval, IDA,
              Formosa Plastics Corp.
              Project, Rev., VAR, AMT, LOC:
              Bank of America N.A., 3.56%,
              01/04/06......................  $    4,000
  19,900    City of Houston, Airport
              Systems, Sub Lien, Series A,
              Rev., VAR, AMT, INS: FSA, LIQ:
              Bank of America N.A., 3.54%,
              01/04/06......................      19,900
   4,800    Dallas Housing Finance Corp.,
              Multi-Family Housing,
              Cherrycrest Villas Apartments,
              Rev., VAR, AMT, LOC: Wachovia
              Bank N.A., 3.63%, 01/03/06....       4,800
   6,800    Harris County Housing Finance
              Corp., Multi-Family Housing,
              Baypointe Apartments, Rev.,
              VAR, AMT, LOC: Citibank N.A.,
              3.69%, 01/03/06...............       6,800
  11,525    Montgomery County Housing
              Finance Corp., Multi-Family
              Housing, Series F1, LIQ:
              Lehman Liquidity LLC, 3.63%,
              01/05/06......................      11,525
   5,170    Nacogdoches County, Hospital
              District, Sales Tax, Merlots,
              Series A59, Rev., VAR, INS:
              AMBAC, LIQ: Wachovia Bank
              N.A., 3.54%, 01/05/06.........       5,170
   8,635    Roaring Fork Municipal Products
              LLC, Waste Water, Series
              2005-10, Class A, Rev., VAR,
              LIQ: Bank of New York, 3.59%,
              01/03/06......................       8,635
   6,810    Texas State Department of
              Housing & Community Affairs,
              Multi-Family Housing, Timber
              Point Apartments, Series A-1,
              Rev., VAR, AMT, INS: FHLMC,
              LIQ: FHLMC, 3.65%, 01/02/06...       6,810
                                              ----------
                                                  67,640
                                              ----------
Utah (0.2%):
   2,700    Jordanelle Special Service
              District, Tuhaye Project,
              Rev., VAR, LOC: Wells Fargo
              Bank N.A., 2.97%, 01/12/06....       2,700
                                              ----------


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Washington
(1.8%):
 $ 2,000    Port of Seattle, Rev., VAR, AMT,
              Sub Lien, LOC: Fortis Bank,
              3.45%, 01/04/06...............  $    2,000
  13,470    Port of Seattle, Merlots, Series
              B-04, Rev., VAR, AMT, INS:
              FGIC, LIQ: Wachovia Bank N.A.,
              3.59%, 01/07/06...............      13,470
  10,620    Roaring Fork Municipal Products
              LLC, Seattle Municipal Light &
              Power, Series 2005-19, Class
              A, Rev., VAR, INS: FSA, LIQ:
              Bank of New York, 3.59%,
              02/01/06......................      10,620
                                              ----------
                                                  26,090
                                              ----------
West Virginia (1.5%):
  10,800    Putnam County, Solid Waste
              Disposal, Toyota Motor
              Manufacturing Project, Series
              A, Rev., VAR, AMT, 3.59%,
              01/04/06......................      10,800
  10,725    Roaring Fork Municipal Products
              LLC, Series 2005-5, Class A,
              Rev., VAR, LIQ: Bank of New
              York, 3.59%, 01/04/06.........      10,725
                                              ----------
                                                  21,525
                                              ----------

PRINCIPAL
 AMOUNT           SECURITY DESCRIPTION          VALUE
---------   --------------------------------  ----------
WEEKLY DEMAND NOTES, CONTINUED:
Wisconsin (1.3%):
            Wisconsin Housing & Economic
              Development Authority
 $ 7,000    Series 2005-A, Rev., VAR, AMT,
              LIQ: Lloyds, 3.54%,
              01/05/06......................  $    7,000
   6,945    Series 2003-B, Rev., VAR, AMT,
              LIQ: State Street Bank & Trust
              Co, 3.59%, 01/02/06...........       6,945
   5,690    Series 2005-C, Rev., VAR, AMT,
              LIQ: Lloyds, 3.59%,
              01/05/06......................       5,690
                                              ----------
                                                  19,635
                                              ----------
Wyoming (0.6%):
   8,600    City of Green River, Solid Waste
              Disposal, LP Project,
              Rev., VAR, AMT, LOC: Comerica
              Bank, 3.78%, 01/02/06.........       8,600
                                              ----------
  Total Weekly Demand Notes                    1,033,329
                                              ----------
TOTAL INVESTMENTS (101.0%)
  (Cost $1,471,741)                            1,471,741
LIABILITIES IN EXCESS OF OTHER ASSETS (1.0)%     (15,160)
                                              ----------
NET ASSETS (100.0%)                           $1,456,581
                                              ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 24

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
COMMERCIAL PAPER (9.4%):
Michigan (9.4%):
 $2,500    Michigan State Building Authority,
             3.17%, 02/02/06 LOC 70% BONY/30%
             State Street Bank................  $  2,500
           Michigan State Housing Development
             Authority
  1,400    2.95%, 01/06/06, LOC: Landesbank
             Hessen Thueringen................     1,400
  3,300    3.12%, 01/09/06, LOC: Landesbank
             Hessen Thueringen................     3,300
  5,700    3.15%, 01/09/06, LOC: Landesbank
             Hessen Thueringen................     5,700
  4,465    University of Michigan, 3.15%,
             02/01/06.........................     4,465
                                                --------
  Total Commercial Paper                          17,365
                                                --------
DAILY DEMAND NOTES (0.6%):
Michigan (0.6%):
  1,200    Michigan State Housing Development
             Authority, Jackson Project, Rev.,
             VAR, LOC: Federal Home Loan Bank,
             3.85%, 01/01/06..................     1,200
                                                --------
MUNICIPAL NOTES & BONDS (9.6%):
Michigan (8.5%):
  5,295    City of Detroit, RAN, GO, 4.00%,
             04/03/06.........................     5,313
  4,000    Detroit Sewer Disposal System,
             Second Lien, Series E, Rev., VAR,
             FGIC, LIQ: FGIC, 3.00%,
             10/03/06.........................     4,000
  1,350    Muskegon Heights Public Schools,
             Student Aid Notes, 3.50%,
             07/21/06.........................     1,354
  5,000    State of Michigan, Series A, GO,
             4.50%, 09/29/06..................     5,045
                                                --------
                                                  15,712
                                                --------
Puerto Rico (1.1%):
  2,000    Commonwealth of Puerto Rico, Tax &
             Revenue Antics, Rev., 4.50%,
             07/28/06.........................     2,014
                                                --------
  Total Municipal Notes & Bonds                   17,726
                                                --------
WEEKLY DEMAND NOTES (80.1%):
Michigan (79.0%):
  3,350    ABN Amro Munitops Certificate
             Trust, Series 2004-44, GO, VAR,
             INS: MBIA, 3.54%, 01/01/06.......     3,350
  2,495    City of Detroit, EDC,
             Merlots-A90-4/00, Rev., VAR, INS:
             AMBAC, 3.59%, 01/06/06...........     2,495
  1,053    City of Detroit, EDC, Waterfront
             Reclamation, Series A, Rev., VAR,
             LOC: Bank of America, 3.55%,
             01/03/06.........................     1,053

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
 $3,275    City of Detroit, Water Supply
             System, Series PT-2587, Rev.,
             VAR, INS: FGIC, 3.54%,
             01/06/06.........................  $  3,275
  3,050    City of Kalamazoo, EDC, Heritage
             Project, Rev., VAR, LOC: Fifth
             Third Bank, 3.54%, 01/02/06......     3,050
  1,000    City of Kalamazoo, EDC, WBC
             Properties Ltd. Project, Rev.,
             VAR, LOC: Old Kent Bank, 3.60%,
             01/07/06.........................     1,000
  1,330    Comstock Park Public Schools,
             Series ROCS-RR-II-R 2178, GO,
             VAR, INS: FSA Q-SBLF, LIQ:
             Citigroup Global Markets, 3.56%,
             01/01/06.........................     1,330
  3,675    Dearborn School District
             P-FLOATS-PT-2641, GO, VAR, INS:
             FSA Q-SBLF, LIQ: Merrill Lynch
             Capital Services, 3.54%,
             01/01/06.........................     3,675
  2,820    Delta County, EDC, Series PT-2317,
             Rev., VAR, 3.58%, 01/06/06.......     2,820
  6,990    Detroit City School District,
             Merlots, Series B-01, GO, VAR,
             INS: FGIC Q-SBLF, 3.54%,
             01/07/06.........................     6,990
           Detroit Sewer Disposal System,
             Merlots
  2,245    Series B41, Rev., VAR, INS: FSA,
             3.54%, 01/05/06..................     2,245
  4,645    Series 2001-A112, Rev., VAR, INS:
             MBIA, LIQ: First Union National
             Bank, 3.54%, 01/03/06............     4,645
  4,450    East Lansing School District,
             Series PT-2609, GO, VAR, INS:
             MBIA Q-SBLF, LIQ: Merrill Lynch
             Capital Services, 3.54%,
             01/03/06.........................     4,450
  1,900    Grand Rapids, EDC, Limited
             Obligation, Cornerstone
             University, Rev., VAR, LOC:
             National City Bank, 3.56%,
             01/07/06.........................     1,900
  2,555    Jackson County, EDC, Industrial
             Steel Treating Co. Project, Rev.,
             VAR, LOC: Comerica Bank, 3.68%,
             01/03/06.........................     2,555
  1,880    Kenowa Hills Public Schools, Series
             PT-2552, GO, VAR, INS: FGIC
             Q-SBLF, 3.54%, 01/03/06..........     1,880
  1,000    Michigan Higher Education
             Facilities Authority, Limited
             Obligation Hope College, Series
             B, Rev., VAR, LOC: Fifth Third
             Bank, 3.55%, 01/02/06............     1,000
  4,400    Michigan Higher Education Student
             Loan Authority, Series XII-B,
             Rev., VAR, INS: AMBAC, 3.54%,
             01/07/06.........................     4,400


See notes to financial statements.

JPMORGAN FUNDS         MONEY MARKET FUND ANNUAL REPORT         December 31, 2005

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
 $6,205    Michigan Municipal Bond Authority,
             Series 397, Rev., VAR, LIQ:
             Merrill Lynch Capital Services,
             3.54%, 01/01/06..................  $  6,205
  3,480    Michigan State Building Authority,
             Series ROCS-RR-II-R-1049, Rev.,
             VAR, LIQ: Salomon Smith Barney,
             3.56%, 01/03/06..................     3,480
  5,000    Michigan State Building Authority,
             Floater Certificates, Series
             517X, Rev., VAR, INS: FSA, LIQ:
             Morgan Stanley, 3.55%,
             01/02/06.........................     5,000
    500    Michigan State Hospital Finance
             Authority, Ascension Health
             Credit, Series B, Rev., VAR,
             3.49%, 01/05/06..................       500
  1,115    Michigan State Housing Development
             Authority, Series A, Rev., AMT,
             VAR, INS: MBIA, LIQ: Landesbank
             Hesen, 3.59%, 01/05/06...........     1,115
  4,000    Michigan State Housing Development
             Authority, Multi-Family Housing,
             River Place Apartments, Rev.,
             VAR, LOC: Bank of New York,
             3.54%, 01/05/06..................     4,000
  3,780    Michigan State Housing Development
             Authority, Multi-Family Housing,
             Weston, Series B, Rev., VAR, LOC:
             National City Bank, 3.65%,
             01/02/06.........................     3,780
    825    Michigan State University, Series
             A, VAR, Rev., 3.52%, 01/02/06....       825
  2,980    Michigan Strategic Fund, Series
             ROCS-RR-II-R 332, Rev., VAR, INS:
             XLCA-ICR, LIQ: Citibank N.A.,
             3.52%, 01/03/06..................     2,980
  3,220    Michigan Strategic Fund, Artinian,
             Inc. Project, Rev., VAR, LOC:
             Comerica Bank, 3.68%, 01/03/06...     3,220
  1,490    Michigan Strategic Fund, Atmosphere
             Heat Treating, Rev., VAR, LOC:
             Comerica Bank, 3.68%, 01/02/06...     1,490
  1,000    Michigan Strategic Fund, Commercial
             Tool & Die, Inc. Project, Rev.,
             VAR, LOC: Standard Federal Bank,
             3.59%, 01/03/06..................     1,000
  1,965    Michigan Strategic Fund, Custom
             Profile, Inc. Project, Rev., VAR,
             LOC: Firstar Bank, 3.67%,
             01/05/06.........................     1,965
    595    Michigan Strategic Fund,
             Dennenlease LC Project, Rev.,
             VAR, LOC: Old Kent Bank & Trust,
             3.68%, 01/02/06..................       595

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
 $2,180    Michigan Strategic Fund, DOU-FORM
             Acquisition Project, Rev., VAR,
             LOC: First Union National Bank,
             3.67%, 01/04/06..................  $  2,180
  5,490    Michigan Strategic Fund, Grayling
             Generating Project, Rev., VAR,
             LOC: Barclays Bank New York,
             3.58%, 01/04/06..................     5,490
    225    Michigan Strategic Fund, Ironwood
             Plastics, Inc. Project, Rev.,
             VAR, LOC: First of America Bank,
             3.68%, 01/06/06..................       225
  2,000    Michigan Strategic Fund, Kern
             Enterprise, Inc., Rev., VAR, LOC:
             Lasalle Bank N.A., 3.55%,
             01/05/06.........................     2,000
  2,900    Michigan Strategic Fund, MANS
             Project, Rev., VAR, LOC: Comerica
             Bank, 3.68%, 01/05/06............     2,900
  2,035    Michigan Strategic Fund, Nicholas
             Plastics Project, Rev., VAR, LOC:
             Fifth Third Bank, 3.67%,
             01/05/06.........................     2,035
  1,530    Michigan Strategic Fund, Petoskey
             Plastics, Inc. Project, Rev.,
             VAR, LOC: Comerica Bank, 3.68%,
             01/03/06.........................     1,530
    600    Michigan Strategic Fund, Pinnacle
             Molded Plastics, Rev., VAR, LOC:
             Michigan National Bank, 3.59%,
             1/01/06..........................       600
  2,200    Michigan Strategic Fund, Quincy
             Strategic, Inc. Project, Rev.,
             VAR, LOC: Comerica Bank, 3.68%,
             01/06/06.........................     2,200
  2,100    Michigan Strategic Fund, Rapid
             Line, Inc. Project, Rev., VAR,
             LOC: Firstar Bank, 3.67%,
             01/05/06.........................     2,100
  3,145    Michigan Strategic Fund, Rest Haven
             Christian Services, Rev., VAR,
             LOC: Sovereign Bank, 3.56%,
             01/04/06.........................     3,145
  3,740    Michigan Strategic Fund, Scoclan II
             LLC Project, Rev., VAR, LOC:
             Standard Federal Bank, 3.58%,
             01/05/06.........................     3,740
  1,600    Michigan Strategic Fund, Steletee
             Van Huis Project, Rev., VAR, LOC:
             Fifth Third Bank, 3.67%,
             01/06/06.........................     1,600
    815    Michigan Strategic Fund, TIM
             Properties LLC Project, Rev.,
             VAR, LOC: Huntington National
             Bank, 3.62%, 01/05/06............       815
  1,230    Oakland County, EDC, North America,
             Inc. Project, Rev., VAR, LOC:
             Comerica Bank, 3.68%, 01/03/06...     1,230
  2,900    Oakland County, EDC, V & M Corp.
             Project, Rev., VAR, LOC: Standard
             Federal Bank, 3.59%, 01/02/06....     2,900


See notes to financial statements.

JPMORGAN FUNDS         MONEY MARKET FUND ANNUAL REPORT         December 31, 2005

 26

JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
           State of Michigan
 $3,320    GO, VAR, LIQ: Lehman Liquidity Co.,
             3.53%, 09/29/06..................  $  3,320
  4,975    Rev., VAR, LIQ: Lehman Bros.
             Special Financing, 3.71%,
             06/01/06.........................     4,975
    500    Series D, Rev., GAN, VAR, INS: FSA,
             3.53%, 01/04/06..................       500
  2,695    Series PT-2754, Rev., VAR., INS:
             FSA, LIQ: Dexia Credit Local,
             3.54%, 01/03/06..................     2,695
    100    University of Michigan, Hospital,
             Series A, Rev., VAR, 3.54%,
             01/05/06.........................       100
    100    University of Michigan, Medical
             Services Plan, Series A, Rev.,
             VAR, 3.54%, 01/06/06.............       100
           Wayne Charter County, Detroit
             Metropolitan County
  2,530    Series A, Rev., AMT, VAR, INS:
             AMBAC, 3.59%, 01/01/06...........     2,530
    300    Series A, Rev., VAR, INS: FGIC,
             3.54%, 01/07/06..................       300
  2,320    Series B, Rev., AMT, VAR, INS:
             AMBAC, LOC: Helaba, 3.54%,
             01/01/06.........................     2,320

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
 $2,500    Wayne Country Airport Authority,
             Series MT-115, Rev., VAR, INS:
             MBIA, LIQ: Svenska Handelsbanken,
             3.59%, 01/05/06..................  $  2,500
  3,805    Wyoming, Aces-Hi Displays, Inc.
             Project, Rev., VAR, LOC: Standard
             Federal Bank, 3.58%, 01/05/06....     3,805
                                                --------
                                                 146,103
                                                --------
Puerto Rico (1.1%):
  1,250    Puerto Rico Electric Power
             Authority, ROCS, Rev., VAR, INS:
             FSA, LIQ: Citibank N.A., 3.54%,
             01/06/06.........................     1,250
    850    Puerto Rico Infrastructure
             Financing Authority, TOCS, Series
             1, SO, VAR, LIQ: Bank of New
             York, 3.53%, 01/01/06............       850
                                                --------
                                                   2,100
                                                --------
  Total Weekly Demand Notes                      148,203
                                                --------
TOTAL INVESTMENTS (99.7%)
  (Cost $184,494)                               $184,494
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)         563
                                                --------
NET ASSETS (100.0%)                             $185,057
                                                ========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         MONEY MARKET FUND ANNUAL REPORT         December 31, 2005

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
COMMERCIAL PAPER (7.5%):
Ohio (7.5%):
 $5,000    Cuyahoga County, Cleveland Clinic,
             LIQ: Bank of America N.A., 2.80%,
             02/06/06.........................  $  5,000
           Ohio State University
  1,000    2.80%, 01/12/06....................     1,000
  1,500    3.11%, 02/06/06....................     1,500
  4,000    3.12%, 03/09/06....................     4,000
                                                --------
  Total Commercial Paper                          11,500
                                                --------
DAILY DEMAND NOTES (14.9%):
Ohio (14.9%):
  2,500    Ohio Air Quality Development
             Authority, PCR, Series C, Rev.,
             VAR, AMT, LOC: Wachovia Bank
             N.A., 3.85%, 01/01/06............     2,500
  3,620    Ohio State Water Development
             Authority, Ohio Edison Co.
             Project, Series B, Rev., VAR,
             AMT, LOC: Wachovia Bank N.A.,
             3.85%, 01/01/06..................     3,620
    100    State of Ohio, BP Chemical Inc.
             Project, Series 2002-BP, Rev.,
             VAR, AMT, GTY: BP North America,
             3.85%, 01/01/06..................       100
           State of Ohio, PCR, Solid Waste, BP
             Exploration & Oil Project
  2,405    Series 1998-BP, Rev., VAR, AMT,
             GTY: BP North America, 3.85%,
             01/01/06.........................     2,405
  6,955    Series 1999-BP, Rev., VAR, AMT,
             GTY: BP North America, 3.85%,
             01/01/06.........................     6,955
  3,790    Series 2000-BP, Rev., VAR, AMT,
             GTY: BP North America, 3.85%,
             01/01/06.........................     3,790
  1,175    Series 2000-BP, Rev., VAR, AMT,
             GTY: BP North America, 3.85%,
             01/01/06.........................     1,175
  1,600    State of Ohio, Higher Education
             Facilities, Case Western Reserve,
             Series A, Rev., VAR, LIQ:
             Landesbank Hessen Thueringen,
             3.75%, 01/01/06..................     1,600
    280    State of Ohio, Solid Waste, BP
             Products North America, Series
             2002B-BP, Rev., VAR, AMT, GTY: BP
             North America, 3.85%, 01/01/06...       280
    355    Trumbull County, Lutheran Valley
             Health Care, Shepherd, Rev., VAR,
             INS: RADIAN, LIQ: Bank of America
             N.A., 3.75%, 01/01/06............       355
                                                --------
  Total Daily Demand Notes                        22,780
                                                --------

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
MUNICIPAL NOTES & BONDS (7.5%):
Ohio (5.5%):
 $3,837    City of Lakewood, BAN, GO, 3.50%,
             06/15/06.........................  $  3,850
  1,500    City of Upper Arlington, Street
             Improvement, BAN, GO, 3.00%,
             01/10/06.........................     1,500
  3,000    University of Cincinnati, BAN,
             Series C, Rev., 4.00%,
             03/28/06.........................     3,009
                                                --------
                                                   8,359
                                                --------
Puerto Rico (2.0%):
  3,000    Commonwealth of Puerto Rico, TRAN,
             Rev., LOC's: Bank of Nova Scotia,
             Citibank, BNP Paribas, Dexia,
             Fortis Bank, Royal Bank of
             Canada, State Street, 4.50%,
             07/28/06.........................     3,021
                                                --------
  Total Municipal Bonds & Notes                   11,380
                                                --------
WEEKLY DEMAND NOTES (69.7%):
Ohio (64.5%):
  5,000    ABN AMRO Munitops Certificate
             Trust, Southwestern School
             District, Series 2001-7, Rev.,
             VAR, INS: AMBAC, LOC: ABN Amro
             Bank N.V., 3.54%, 01/06/06 (m)...     5,000
  5,275    City of Lyndhurst, EDR, Hawken
             Schools, Series 2002, VAR, LOC:
             National City Bank, 3.60%,
             01/05/06.........................     5,275
  3,000    City of Westlake, Lutheran Home
             Project, Rev., VAR, LOC: National
             City Bank, 3.40%, 01/03/06.......     3,000
  2,000    City of Wooster, IDR, Allen Group,
             Inc., Series 1985, Rev., VAR,
             LOC: Wachovia Bank N.A., 3.52%,
             01/05/06.........................     2,000
           Cleveland Airport System
  1,695    Series 1997-D, Rev., VAR, AMT, LOC:
             Westdeutsche Landesbank, 3.54%,
             01/05/06.........................     1,695
  2,000    Series PT-799, Rev., VAR., AMT,
             INS: FSA, LIQ: Merrill Lynch
             Capital Services, 3.59%,
             01/03/06.........................     2,000
  1,500    Cleveland-Cuyahoga County Port
             Authority, Cultural Facilities,
             Playhouse Square Foundation
             Project, Rev., VAR, LOC: Fifth
             Third Bank, 3.52%, 01/05/06......     1,500
  1,760    Cuyahoga County, Health Care
             Facilities, Eliza Jennings Home
             Project, Rev., VAR, LOC: ABN Amro
             Bank N.V., 3.56%, 01/06/06.......     1,760


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 28

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Ohio, continued:
 $1,375    Cuyahoga County, Health Care
             Facilities, Franciscan
             Communities, Series E, Rev., VAR,
             LOC: ABN Amro Bank N.V., 3.54%,
             01/02/06.........................  $  1,375
  2,200    Cuyahoga County, Gilmore Academy
             Project, Rev., VAR, LOC: Fifth
             Third Bank, 3.58%, 01/06/06......     2,200
  2,400    Cuyahoga County, Health Care
             Facilities, Jennings Center Older
             Project, Rev., VAR, LOC: Fifth
             Third Bank, 3.59%, 01/07/06......     2,400
  5,550    Franklin County, Multi-Family
             Housing, Ashton Square Apartments
             Project, Rev., VAR, AMT, INS:
             FNMA, LIQ: FNMA, 3.60%,
             01/02/06.........................     5,550
  3,905    Franklin County, Franklin Hospital,
             Series ROCS-II-R-55, Rev., VAR,
             LIQ: Citigroup Global Markets,
             3.55%, 01/06/06..................     3,905
    990    Franklin County, Health Care
             Facilities, Friendship Village
             Dublin, Series A, Rev., VAR, LOC:
             ABN Amro Bank N.V., 3.54%,
             01/06/06.........................       990
    770    Franklin County, Health Care
             Facilities, Presbyterian, Series
             2002-B, Rev, VAR, LOC: National
             City Bank, 3.56%, 01/04/06.......       770
  1,000    Franklin County, Ohio Children's
             Hospital, Series 2005-A, INS:
             FGIC, Rev., VAR, LIQ: National
             City Bank, 3.58%, 01/02/06.......     1,000
  1,500    Hamilton County, Hospital
             Facilities, Children's Hospital
             Medical Center, Series 1997-A,
             Rev., VAR, LOC: PNC Bank Ohio
             N.A., 3.50%, 01/02/06 (m)........     1,500
    460    Hamilton County, Hospital
             Facilities, Health Care Alliance,
             Series 1997-F, Rev., VAR, INS:
             MBIA, LIQ: Credit Suisse Group,
             3.53%, 01/04/06..................       460
  1,040    Huron County, EDR, Norwalk
             Furniture Project, Rev., VAR,
             AMT, LOC: Comerica Bank, 3.68%,
             01/02/06.........................     1,040
  7,945    Kent State University, General
             Receipts, Series 2001, Rev., VAR,
             INS: MBIA, LIQ: Dexia Public
             Finance Bank, 3.55%, 01/03/06....     7,945
  5,440    Lake County, Hospital Facilities,
             Lake Hospital System, Inc.,
             Series 2002, Rev., VAR, INS:
             RADIAN, LIQ: Bank of America
             N.A., 3.62%, 01/02/06............     5,440

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Ohio, continued:
 $1,385    Lake County, Pressure Technology,
             Inc., Series 2002, Rev., VAR,
             AMT, LOC: Wachovia Bank N.A.,
             3.67%, 01/02/06..................  $  1,385
    350    Mahoning County, Forum Health
             Obligation Group, Series 2002-B,
             Rev., VAR, LOC: Fifth Third Bank,
             3.55%, 01/02/06..................       350
  4,753    Montgomery County, Pedcor Lyons
             Gate Project, Series A, Rev.,
             VAR, AMT, LOC: Federal Home Loan
             Bank, 3.57%, 01/03/06............     4,753
  4,000    Ohio Air Quality Development
             Authority, Edison Project, Series
             1219, Rev., VAR, INS: FGIC, LIQ:
             Morgan Stanley Municipal Funding,
             3.55%, 01/01/06..................     4,000
  2,000    Ohio Housing Finance Agency, AMT,
             Residential Mortgage Backed,
             Series F, Rev., VAR, AMT, INS:
             GNMA/FNMA/FHLMC, LIQ: FHLB,
             3.53%, 03/01/06..................     2,000
           Ohio Housing Finance Agency,
             Merlots
  1,520    Series A3, Rev., VAR, AMT, LIQ:
             Wachovia Bank N.A., 3.59%,
             01/01/06.........................     1,520
  1,710    Series A78, Rev., VAR, AMT, INS:
             GNMA COLL, LIQ: Wachovia Bank
             N.A., 3.59%, 01/06/06............     1,710
  2,480    Ohio State Building Authority,
             Series PT 2937, Rev., VAR, INS:
             FSA, LIQ: Merrill Lynch Capital
             Services, 3.54%, 01/07/06........     2,480
           Ohio State Higher Educational
             Authority, John Carroll
  1,570    Series A, Rev., VAR, LOC: Allied
             Irish Bank plc, 3.55%,
             01/04/06.........................     1,570
  2,350    Series B, Rev., VAR, LOC: Allied
             Irish Bank plc, 3.55%,
             01/06/06.........................     2,350
           Ohio State Water Development
             Authority, Pure Water
  2,575    Series 1118, Rev., VAR, LIQ: Morgan
             Stanley Municipal Funding, 3.55%,
             01/05/06.........................     2,575
  1,700    Series B, Rev., VAR, INS: MBIA,
             LIQ: State Street Bank & Trust
             Co, 3.54%, 01/02/06..............     1,700
           Ohio State Water Development
             Authority, First Energy Project
  2,000    Series 2005-B, Rev., VAR, LOC:
             Barclays Bank plc, 3.38%,
             01/03/06.........................     2,000
  4,000    Series 2005-A, AMT, Rev., VAR, AMT,
             LOC: Barclays Bank plc, 3.57%,
             01/03/06.........................     4,000


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Ohio, continued:
           Student Loan Funding Corp.,
             Cincinnati Student Loan
 $3,660    Series A-1, Rev., VAR, AMT, GTY:
             U.S. Department of Education,
             LIQ: Sallie Mae, 3.56%,
             01/03/06.........................  $  3,660
  2,970    Series A-2, Rev., VAR, AMT, GTY:
             U.S. Department of Education,
             LIQ: Sallie Mae, 3.56%,
             01/03/06.........................     2,970
    867    Warren County Health Care
             Facilities, Otterbein Homes
             Project, Series B, Rev., VAR,
             LOC: Fifth Third Bank, 3.57%,
             01/04/06.........................       867
  1,870    Warren County, Ralph J. Stolle
             Countryside, Rev., VAR, LOC:
             Fifth Third Bank, 3.58%,
             01/06/06.........................     1,870
                                                --------
                                                  98,565
                                                --------
Puerto Rico (5.2%):
           Commonwealth of Puerto Rico, Public
             Improvement
  1,110    Series PA-636, GO, VAR, INS:
             FSA-CR, LIQ: Merrill Lynch
             Capital Services, 3.50%,
             01/07/06.........................     1,110
  2,040    Series PA-642, GO, VAR, INS: MBIA,
             LIQ: Merrill Lynch Capital
             Services, 3.50%, 01/07/06........     2,040
    650    Commonwealth of Puerto Rico, Public
             Buildings Authority, Series
             PA-577, Rev., VAR, INS: AMBAC,
             LIQ: Merrill Lynch Capital
             Services, 3.50%, 01/07/06........       650

PRINCIPAL
AMOUNT            SECURITY DESCRIPTION           VALUE
---------  -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Puerto Rico, continued:
           Puerto Rico Municipal Finance
             Agency
 $3,600    Series PA 609, INS: FSA, LIQ:
             Merrill Lynch Capital Services,
             3.50%, 01/03/06..................  $  3,600
    600    Series PT-3326, Rev., VAR, INS:
             CIFG, LIQ: Dexia Public Finance
             Bank, 3.50%, 08/01/06............       600
                                                --------
                                                   8,000
                                                --------
  Total Weekly Demand Notes                      106,565
                                                --------
TOTAL INVESTMENTS (99.6%)
  (Cost $152,225)                                152,225
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)         557
                                                --------
NET ASSETS (100.0%)                             $152,782
                                                ========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 30

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED
ABBREVIATIONS

AMBAC        American Municipal Bond Assurance Corp.
AMT          Alternative Minimum Tax Paper
BAN          Bond Anticipation Notes
CIFG         Assurance North America, Inc.
COP          Certificates of Participation
EDC          Economic Development Corporation
EDR          Economic Development Revenue
FGIC         Financial Guaranty Insurance Co.
FHLB         Federal Home Loan Bank
FHLMC        Federal Home Loan Mortgage Corporation
FNMA         Federal National Mortgage Association
FNMA COLL    Federal National Mortgage Association Collateral
FRN          Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.
FSA          Financial Security Assurance
FSA-CR       FSA Custodial Receipts
GAN          Grant Anticipation Note
GNMA         Government National Mortgage Association
GNMA COLL    Government National Mortgage Association Collateral
GO           General Obligation
GTY          Guaranty
IDA          Industrial Development Authority
IDR          Industrial Development Revenue
INS          Insurance
LOC          Letter of Credit
LIQ          Liquidity Agreement
MBIA         Municipal Bond Insurance Association
PCR          Pollution Control Revenue
Q-SBLF       Qualified School Board Loan Fund
RACERS       Restructured Asset Securities with Enhanced Returns
RADIAN       Radian Asset Assurance
RAN          Revenue Anticipation Note
Rev.         Revenue Bond
SO           Special Obligation
SUB          Step-Up Bond. The rate shown is the rate in effect as of
              December 31, 2005.
TAN          Tax Anticipation Note
TOCS         Tender Options Certificates
TRAN         Tax & Revenue Anticipation Note
VAR          Variable. The interest rate shown is the rate in effect at
             December 31, 2005.
XLCA-ICR     XL Capital Assurance Insured Custodial Receipts

(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f) Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

   FUND                                                          MARKET VALUE   PERCENTAGE
   ----                                                          ------------   ----------
   Liquid Assets Money Market Fund.............................   $  275,000       2.45%

(g)  Amount rounds to less than 0.1%.

(i) Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)  The rate shown is the effective yield at the date of purchase.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   U.S.                                        MICHIGAN         OHIO
                               LIQUID ASSETS    GOVERNMENT    U.S. TREASURY    MUNICIPAL      MUNICIPAL      MUNICIPAL
                               MONEY MARKET    MONEY MARKET    PLUS MONEY        MONEY          MONEY          MONEY
                                   FUND            FUND        MARKET FUND    MARKET FUND    MARKET FUND    MARKET FUND
                               -------------   ------------   -------------   ------------   ------------   ------------
ASSETS:
Investments in
  non-affiliates, at value...   $ 9,878,554    $ 9,967,860     $ 2,158,176     $1,471,741      $184,494       $152,225
Repurchase agreements, at
  value......................     1,310,474     12,644,048      10,090,619             --            --             --
                                -----------    -----------     -----------     ----------      --------       --------
Total investment securities,
  at value...................    11,189,028     22,611,908      12,248,795      1,471,741       184,494        152,225
Cash.........................            --              1              --(b)           5            11             --
Receivables:
  Fund shares sold...........           127             75             608              1             4             --
  Interest and dividends.....        56,641         37,137           4,248          7,108           905            752
  Prepaid expenses and other
    assets...................           109            123             379             17             2              1
                                -----------    -----------     -----------     ----------      --------       --------
Total Assets.................    11,245,905     22,649,244      12,254,030      1,478,872       185,416        152,978
                                -----------    -----------     -----------     ----------      --------       --------
LIABILITIES:
Payables:
  Due to custodian...........            17             --              --             --            --              1
  Dividends..................        15,287         49,154          29,252          2,779           232            101
  Investment securities
    purchased................            --        293,933              --         18,860            --             --
  Collateral for securities
    lending program..........         1,022         98,652              --             --            --             --
  Fund shares redeemed.......            34             --              --(b)          --            --             --
Accrued liabilities:
  Investment advisory fees...           763          1,468             810            106            13             10
  Administration fees........           443            810             530             57            13              6
  Shareholder servicing
    fees.....................         1,767          1,708           1,807            348            38             27
  Distribution fees..........         1,151            472             447             88            10             20
  Custodian and accounting
    fees.....................            48             63              60             12             2              3
  Trustees' fees-deferred
    compensation plan........            --            175              86              1             1              1
  Other......................         1,075            673             266             40            50             27
                                -----------    -----------     -----------     ----------      --------       --------
Total Liabilities............        21,607        447,108          33,258         22,291           359            196
                                -----------    -----------     -----------     ----------      --------       --------
  Net Assets.................   $11,224,298    $22,202,136     $12,220,772     $1,456,581      $185,057       $152,782
                                ===========    ===========     ===========     ==========      ========       ========
NET ASSETS:
  Paid in capital............   $11,224,642    $22,202,243     $12,220,758     $1,456,581      $185,056       $152,739
  Accumulated undistributed
    (distributions in excess
    of) net investment
    income...................          (342)          (106)            (54)            (1)           --(b)          31
  Accumulated net realized
    gains (losses) from
    investments..............            (2)            (1)             68              1             1             12
                                -----------    -----------     -----------     ----------      --------       --------
  Total Net Assets...........   $11,224,298    $22,202,136     $12,220,772     $1,456,581      $185,057       $152,782
                                ===========    ===========     ===========     ==========      ========       ========

NET ASSETS:
  Morgan.....................   $   463,053    $ 2,679,055     $   817,784     $   54,537      $ 11,547       $  4,038
  Premier....................       255,581      1,751,396       1,186,077        793,012       133,781         45,838
  Agency.....................       435,278      3,069,940       1,045,579         28,127            --             --
  Class B....................        21,565             --           1,861             --            --             --
  Class C....................       431,653             --          24,653             --            --             --
  Institutional..............     1,744,334      2,503,284       5,330,857        195,682            --             --
  Reserve....................     3,940,523        708,144       1,713,142        385,208        39,729        102,906
  Investor...................     1,684,427             --       2,100,819             --            --             --
  Capital....................     2,247,869     11,490,302              --             --            --             --
  Service....................            15             15              --             15                           --
                                -----------    -----------     -----------     ----------      --------       --------
Total........................   $11,224,298    $22,202,136     $12,220,772     $1,456,581      $185,057       $152,782
                                ===========    ===========     ===========     ==========      ========       ========

OUTSTANDING UNITS OF
  BENEFICIAL INTEREST
  (SHARES) ($0.0001 PAR
  VALUE; UNLIMITED NUMBER OF
  SHARES AUTHORIZED):
  Morgan.....................       463,062      2,679,213         817,853         54,537        11,547          4,037
  Premier....................       255,583      1,751,423       1,186,179        792,969       133,776         45,815
  Agency.....................       435,294      3,070,044       1,045,452         28,127            --             --
  Class B....................        21,566             --           1,862             --            --             --
  Class C....................       431,653             --          24,653             --            --             --
  Institutional..............     1,744,373      2,503,355       5,330,872        195,682            --             --
  Reserve....................     3,940,710        708,151       1,713,146        385,217        39,742        102,862
  Investor...................     1,684,454             --       2,100,878             --            --             --
  Capital....................     2,247,949     11,490,373              --             --            --             --
  Service....................            15             15              --             15            --             --
                                -----------    -----------     -----------     ----------      --------       --------
  Net asset value offering
    and redemption price per
    share (all classes)*.....   $      1.00    $      1.00     $      1.00     $     1.00      $   1.00       $   1.00
  Cost of investments........   $11,189,028    $22,611,908     $12,248,795     $1,471,741      $184,494       $152,225
  Market value of securities
    on loan..................   $     1,000    $    97,032     $        --     $       --      $     --       $     --

------------

(b) Amount rounds to less than $1,000.
* Redemption price for Class B and Class C shares may reduced by contingent deferred sales charges.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 32

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE PERIOD ENDED DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

                                                U.S.        U.S. TREASURY                      MICHIGAN          OHIO
                           LIQUID ASSETS     GOVERNMENT         PLUS          MUNICIPAL       MUNICIPAL       MUNICIPAL
                               MONEY           MONEY            MONEY           MONEY           MONEY           MONEY
                              MARKET           MARKET          MARKET           MARKET          MARKET          MARKET
                               FUND             FUND            FUND             FUND            FUND            FUND
                           -------------    ------------    -------------    ------------    ------------    ------------
INVESTMENT INCOME:
Interest income..........    $223,093         $356,796        $194,455         $20,063          $2,591          $1,632
Income from securities
  lending (net)..........           6               10              --              --              --              --
                             --------         --------        --------         -------          ------          ------
Total investment
  income.................     223,099          356,806         194,455          20,063           2,591           1,632
                             --------         --------        --------         -------          ------          ------
EXPENSES:
Investment advisory
  fees...................       4,680            7,518           4,213             588              77              49
Administration fees......       4,936            7,904           4,430             620              82              51
Distribution fees........       6,377            2,200           2,702             528              57              98
Shareholder servicing
  fees...................      12,050           13,766          12,477           2,047             292             184
Custodian and accounting
  fees...................         151              232              49              14               9               9
Interest expense.........          --               --              --               2               1              --(b)
Professional fees........         133              196             108              32              24              27
Trustees' fees...........          70              172              77               6               2               1
Printing and mailing
  costs..................          62              102              38               2               8               4
Registration and filing
  fees...................         119               22             350              45              17               9
Transfer agent fees......       1,141              160             263              26               8              11
Other....................          81              237             127              16               5               3
                             --------         --------        --------         -------          ------          ------
Total expenses...........      29,800           32,509          24,834           3,926             582             446
                             --------         --------        --------         -------          ------          ------
Less amounts waived......      (4,000)          (7,133)         (2,737)           (290)            (86)            (72)
Less earnings credits....         (13)              --(b)           (4)             --(b)           --(b)           --(b)
Less reimbursements for
  legal matters..........         (28)             (30)            (17)             (4)             (1)             --(b)
                             --------         --------        --------         -------          ------          ------
Net expenses.............      25,759           25,346          22,076           3,632             495             374
                             --------         --------        --------         -------          ------          ------
Net investment income
  (loss).................     197,340          331,460         172,379          16,431           2,096           1,258
                             --------         --------        --------         -------          ------          ------
REALIZED/UNREALIZED GAINS
  (LOSS):
Net realized gain (loss)
  on transactions from:
Investments..............           3               --              97               1               1              12
                             --------         --------        --------         -------          ------          ------
Change in net assets
  resulting from
  operations.............    $197,343         $331,460        $172,476         $16,432          $2,097          $1,270
                             ========         ========        ========         =======          ======          ======

------------
(b) Amount rounds to less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                              LIQUID ASSETS                 U.S. GOVERNMENT              U.S. TREASURY PLUS
                            MONEY MARKET FUND              MONEY MARKET FUND             MONEY MARKET FUND
                       ---------------------------    ---------------------------    --------------------------
                       PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                       DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,
                           2005           2005            2005           2005            2005           2005
                       ------------    -----------    ------------    -----------    ------------    ----------
                       (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
CHANGE IN NET ASSETS
  RESULTING FROM
  OPERATIONS:
  Net investment
    income (loss)....  $   197,340     $   159,037    $   331,460     $   216,473    $   172,379     $  101,421
  Net realized gain
    (loss) on
    investments......            3              --             --               1             97              4
                       -----------     -----------    -----------     -----------    -----------     ----------
    Change in net
      assets
      resulting from
      operations.....      197,343         159,037        331,460         216,474        172,476        101,425
                       -----------     -----------    -----------     -----------    -----------     ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...........     (197,340)       (159,423)      (331,463)       (216,687)      (172,386)      (101,587)
                       -----------     -----------    -----------     -----------    -----------     ----------
CAPITAL TRANSACTIONS:
  Change in net
    assets from
    capital
    transactions.....      (55,162)      2,958,828      6,998,408       7,219,915      3,517,331      4,076,503
NET ASSETS
  Change in net
    assets...........      (55,159)      2,958,442      6,998,405       7,219,702      3,517,421      4,076,341
Beginning of period..   11,279,457       8,321,015     15,203,731       7,984,029      8,703,351      4,627,010
                       -----------     -----------    -----------     -----------    -----------     ----------
End of period........  $11,224,298     $11,279,457    $22,202,136     $15,203,731    $12,220,772     $8,703,351
                       ===========     ===========    ===========     ===========    ===========     ==========
Accumulated
  undistributed
  (distributions in
  excess of) net
  investment income..  $      (342)    $      (342)   $      (106)    $      (103)   $       (54)    $      (47)

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 34

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                       MUNICIPAL                 MICHIGAN MUNICIPAL              OHIO MUNICIPAL
                                   MONEY MARKET FUND             MONEY MARKET FUND             MONEY MARKET FUND
                               --------------------------    --------------------------    --------------------------
                               PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                               DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                   2005           2005           2005           2005           2005           2005
                               ------------    ----------    ------------    ----------    ------------    ----------
                               (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS:
  Net investment income
    (loss)...................   $   16,431     $   17,680         2,096       $  2,449       $  1,258       $  1,453
  Net realized gain (loss) on
    investments..............            1             --(b)          1             --             12             15
                                ----------     ----------      --------       --------       --------       --------
    Change in net assets
      resulting from
      operations.............       16,432         17,680         2,097          2,449          1,270          1,468
                                ----------     ----------      --------       --------       --------       --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...................      (16,431)       (17,712)       (2,096)        (2,449)        (1,258)        (1,453)
                                ----------     ----------      --------       --------       --------       --------
CAPITAL TRANSACTIONS:
  Change in net assets from
    capital transactions.....      134,190         79,184        (5,750)        24,639         23,669         22,147
NET ASSETS
  Change in net assets.......      134,191         79,152        (5,749)        24,639         23,681         22,162
Beginning of period..........    1,322,390      1,243,238       190,806        166,167        129,101        106,939
                                ----------     ----------      --------       --------       --------       --------
End of period................   $1,456,581     $1,322,390      $185,057       $190,806       $152,782       $129,101
                                ==========     ==========      ========       ========       ========       ========
Accumulated undistributed
  (distributions in excess
  of) net investment
  income.....................   $       (1)    $       (1)           --(b)    $     --       $     31       $     31

------------

(b) Amount rounds to less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                              LIQUID ASSETS                  U.S. GOVERNMENT                U.S. TREASURY PLUS
                            MONEY MARKET FUND               MONEY MARKET FUND               MONEY MARKET FUND
                       ---------------------------    -----------------------------    ----------------------------
                       PERIOD ENDED    YEAR ENDED     PERIOD ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED
                       DECEMBER 31,     JUNE 30,      DECEMBER 31,       JUNE 30,      DECEMBER 31,      JUNE 30,
                           2005           2005            2005             2005            2005            2005
                       ------------    -----------    -------------    ------------    -------------    -----------
                       (UNAUDITED)                     (UNAUDITED)                      (UNAUDITED)
CAPITAL TRANSACTIONS:
MORGAN SHARES:
  Proceeds from
    shares issued....  $  1,140,325    $   323,978    $ 104,467,239    $ 73,873,031    $   2,294,804    $ 1,508,859
  Net assets acquired
    in a tax-free
    reorganization
    (note 10)........            --         22,165               --       2,602,083               --        646,969
  Dividends
    reinvested.......         5,881          1,846           14,111           6,309            5,296          2,462
  Cost of shares
    redeemed.........      (937,142)       (93,990)    (104,247,716)    (74,035,964)      (2,295,120)    (1,345,481)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Morgan Shares
  capital
  transactions.......  $    209,064    $   253,999    $     233,634    $  2,445,459    $       4,980    $   812,809
                       ============    ===========    =============    ============    =============    ===========
PREMIER SHARES:
  Proceeds from
    shares issued....  $  1,470,034    $   118,661    $  80,419,139    $  4,734,062    $   5,168,311    $ 1,957,053
  Net assets acquired
    in a tax-free
    reorganization
    (note 10)........            --         56,312               --         834,347               --      1,345,010
  Dividends
    reinvested.......         1,415            139            8,840           5,473            3,382          1,470
  Cost of shares
    redeemed.........    (1,296,682)       (94,296)     (80,093,182)     (4,885,718)      (4,995,129)    (2,294,006)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Premier Shares
  capital
  transactions.......  $    174,767    $    80,816    $     334,797    $    688,164    $     176,564    $ 1,009,527
                       ============    ===========    =============    ============    =============    ===========
AGENCY SHARES:
  Proceeds from
    shares issued....  $  2,342,864    $ 1,685,375    $  20,736,964    $ 16,284,750    $   6,515,134    $ 5,099,820
  Net assets acquired
    in a tax-free
    reorganization
    (note 10)........            --        480,348               --       3,579,682               --        869,931
  Dividends
    reinvested.......         5,732          3,296           43,865          26,698           10,876          5,562
  Cost of shares
    redeemed.........    (2,395,912)    (1,686,412)     (21,756,644)    (15,943,537)      (6,378,556)    (5,077,180)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Agency Shares
  capital
  transactions.......  $    (47,316)   $   482,607    $    (975,815)   $  3,947,593    $     147,454    $   898,133
                       ============    ===========    =============    ============    =============    ===========
CLASS B SHARES:
  Proceeds from
    shares issued....  $      4,843    $    18,272    $          --    $         --    $         248    $     1,657
  Dividends
    reinvested.......           326            391               --              --               26             30
  Cost of shares
    redeemed.........       (10,603)       (33,202)              --              --             (770)        (2,189)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Class B Shares
  capital
  transactions.......  $     (5,434)   $   (14,539)   $          --    $         --    $        (496)   $      (502)
                       ============    ===========    =============    ============    =============    ===========
CLASS C SHARES:
  Proceeds from
    shares issued....  $    293,434    $   386,941    $          --    $         --    $      30,766    $    33,110
  Dividends
    reinvested.......         5,664            961               --              --              376             79
  Cost of shares
    redeemed.........      (214,730)       (48,901)              --              --          (34,077)        (6,149)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Class C Shares
  capital
  transactions.......  $     84,368    $   339,001    $          --    $         --    $      (2,935)   $    27,040
                       ============    ===========    =============    ============    =============    ===========
INSTITUTIONAL SHARES:
  Proceeds from
    shares issued....  $  4,177,674    $ 3,190,767    $   8,074,511    $  7,123,597    $   9,066,390    $ 6,235,442
  Net assets acquired
    in a tax-free
    reorganization
    (note 10)........            --             --               --       2,277,446               --        648,830
  Dividends
    reinvested.......        28,701         12,138           18,195          12,597           26,035          4,745
  Cost of shares
    redeemed.........    (3,914,923)    (1,749,987)      (7,606,583)     (7,396,447)      (5,467,163)    (5,183,435)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Institutional
  Shares capital
  transactions.......  $    291,452    $ 1,452,918    $     486,123    $  2,017,193    $   3,625,262    $ 1,705,582
                       ============    ===========    =============    ============    =============    ===========

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

See notes to financial statements.

 36

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                              LIQUID ASSETS                  U.S. GOVERNMENT                U.S. TREASURY PLUS
                            MONEY MARKET FUND               MONEY MARKET FUND               MONEY MARKET FUND
                       ---------------------------    -----------------------------    ----------------------------
                       PERIOD ENDED    YEAR ENDED     PERIOD ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED
                       DECEMBER 31,     JUNE 30,      DECEMBER 31,       JUNE 30,      DECEMBER 31,      JUNE 30,
                           2005           2005            2005             2005            2005            2005
                       ------------    -----------    -------------    ------------    -------------    -----------
                       (UNAUDITED)                     (UNAUDITED)                      (UNAUDITED)
CAPITAL TRANSACTIONS (CONTINUED):
RESERVE SHARES:
  Proceeds from
    shares issued....  $268,914,454    $ 6,882,491    $  82,514,866    $    896,641    $ 139,928,446    $ 7,728,605
  Net assets acquired
    in a tax-free
    reorganization
    (note 10)........            --             --               --         500,579               --        229,956
  Dividends
    reinvested.......        18,359         18,991              181               1            5,778          6,873
  Cost of shares
    redeemed.........  (268,561,823)    (7,704,387)     (82,556,377)       (647,740)    (139,958,872)    (7,930,586)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Reserve Shares
  capital
  transactions.......  $    370,990    $  (802,905)         (41,330)   $    749,481    $     (24,648)   $    34,848
                       ============    ===========    =============    ============    =============    ===========
INVESTOR SHARES:
  Proceeds from
    shares issued....  $  1,251,297    $ 8,015,631    $          --    $         --    $   1,833,676    $ 4,591,861
  Dividends
    reinvested.......           580         12,195               --              --               43             43
  Cost of shares
    redeemed.........    (1,530,270)    (9,963,532)              --              --       (2,242,569)    (5,002,838)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Investor
  Shares capital
  transactions.......  $   (278,393)   $(1,935,706)   $          --    $         --    $    (408,850)   $  (410,934)
                       ============    ===========    =============    ============    =============    ===========
CAPITAL SHARES:
  Proceeds from
    shares issued....  $ 15,918,526    $10,922,597    $  27,892,251    $ 30,953,998    $          --    $        --
  Shares issued in
    connection with
    Fund
    Reorganization
    (note 10)........            --      1,999,916               --              --               --             --
  Dividends
    reinvested.......        44,448         22,039           48,714          29,195               --             --
  Cost of shares
    redeemed.........   (16,817,649)    (9,841,915)     (20,979,981)    (33,611,168)              --             --
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Capital Shares
  capital
  transactions.......  $   (854,675)   $ 3,102,637    $   6,960,984    $ (2,627,975)   $          --    $        --
                       ============    ===========    =============    ============    =============    ===========
SERVICE SHARES:
  Proceeds from
    shares issued....  $         15    $        --    $          15    $         --    $          --    $        --
  Dividends
    reinvested.......            --             --               --(b)           --               --             --
  Cost of shares
    redeemed.........            --             --               --(b)           --               --             --
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in net assets
  from Service Shares
  capital
  transactions.......  $         15    $        --    $          15    $         --    $          --    $        --
                       ============    ===========    =============    ============    =============    ===========
SHARE TRANSACTIONS:
MORGAN SHARES:
  Issued.............     1,140,324        323,979      104,467,239      73,873,031        2,294,804      1,508,856
  Shares issued in
    connection with
    Fund
    Reorganization
    (note 10)........            --         22,164               --       2,602,203               --        647,035
  Reinvested.........         5,881          1,846           14,111           6,308            5,297          2,462
  Redeemed...........      (937,142)       (93,990)    (104,247,715)    (74,035,964)      (2,295,120)    (1,345,481)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in Morgan
  Shares.............       209,063        253,999          233,635       2,445,578            4,981        812,872
                       ============    ===========    =============    ============    =============    ===========
PREMIER SHARES:
  Issued.............     1,470,034        118,660       80,419,138       4,734,062        5,168,311      1,957,049
  Shares issued in
    connection with
    Fund
    Reorganization
    (note 10)........            --         56,312               --         834,357               --      1,345,102
  Reinvested.........         1,415            139            8,840           5,473            3,382          1,470
  Redeemed...........    (1,296,682)       (94,295)     (80,093,182)     (4,885,718)      (4,995,129)    (2,294,006)
                       ------------    -----------    -------------    ------------    -------------    -----------
Change in Premier
  Shares.............       174,767         80,816          334,796         688,174          176,564      1,009,615
                       ============    ===========    =============    ============    =============    ===========

------------

(b) Amount rounds to less than $1,000.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

See notes to financial statements.

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                  LIQUID ASSETS                  U.S. GOVERNMENT                U.S. TREASURY PLUS
                                MONEY MARKET FUND               MONEY MARKET FUND               MONEY MARKET FUND
                           ---------------------------    -----------------------------    ----------------------------
                           PERIOD ENDED    YEAR ENDED     PERIOD ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED
                           DECEMBER 31,     JUNE 30,      DECEMBER 31,       JUNE 30,      DECEMBER 31,      JUNE 30,
                               2005           2005            2005             2005            2005            2005
                           ------------    -----------    -------------    ------------    -------------    -----------
                           (UNAUDITED)                     (UNAUDITED)                      (UNAUDITED)
CAPITAL TRANSACTIONS (CONTINUED):
AGENCY SHARES:
  Issued.................     2,342,864      1,685,375       20,736,965      16,284,749        6,515,134      5,099,817
  Shares issued in
    connection with Fund
    Reorganization (note
    10)..................            --        480,349               --       3,579,738               --        869,798
  Reinvested.............         5,732          3,296           43,865          26,697           10,876          5,563
  Redeemed...............    (2,395,912)    (1,686,410)     (21,756,644)    (15,943,537)      (6,378,556)    (5,077,180)
                           ------------    -----------    -------------    ------------    -------------    -----------
Change in Agency
  Shares.................       (47,316)       482,610         (975,814)      3,947,647          147,454        897,998
                           ============    ===========    =============    ============    =============    ===========
CLASS B SHARES:
  Issued.................         4,843         18,272               --              --              248          1,657
  Reinvested.............           326            391               --              --               26             29
  Redeemed...............       (10,603)       (33,202)              --              --             (770)        (2,188)
                           ------------    -----------    -------------    ------------    -------------    -----------
Change in Class B
  Shares.................        (5,434)       (14,539)              --              --             (496)          (502)
                           ============    ===========    =============    ============    =============    ===========
CLASS C SHARES:
  Issued.................       293,434        386,941               --              --           30,766         33,111
  Reinvested.............         5,664            961               --              --              376             79
  Redeemed...............      (214,730)       (48,901)              --              --          (34,078)        (6,149)
                           ------------    -----------    -------------    ------------    -------------    -----------
Change in Class C
  Shares.................        84,368        339,001               --              --           (2,936)        27,041
                           ============    ===========    =============    ============    =============    ===========
INSTITUTIONAL SHARES:
  Issued.................     4,177,675      3,190,767        8,074,511       7,123,597        9,066,390      6,235,437
  Shares issued in
    connection with Fund
    Reorganization (note
    10)..................            --             --               --       2,277,485               --        648,863
  Reinvested.............        28,701         12,137           18,195          12,597           26,035          4,744
  Redeemed...............    (3,914,924)    (1,749,983)      (7,606,583)     (7,396,447)      (5,467,163)    (5,183,434)
                           ------------    -----------    -------------    ------------    -------------    -----------
Change in Institutional
  Shares.................       291,452      1,452,921          486,123       2,017,232        3,625,262      1,705,610
                           ============    ===========    =============    ============    =============    ===========
RESERVE SHARES:
  Issued.................   268,914,454      6,882,490       82,514,865         896,642      139,928,447      7,728,599
  Shares issued in
    connection with Fund
    Reorganization (note
    10)..................            --             --               --         500,579               --        229,976
  Reinvested.............        18,359         18,991              181               1            5,777          6,873
  Redeemed...............  (268,561,823)    (7,704,379)     (82,556,377)       (647,740)    (139,958,872)    (7,930,586)
                           ------------    -----------    -------------    ------------    -------------    -----------
Change in Reserve
  Shares.................       370,990       (802,898)         (41,331)        749,482          (24,648)        34,862
                           ============    ===========    =============    ============    =============    ===========
INVESTOR SHARES:
  Issued.................     1,251,297      8,015,600               --              --        1,833,677      4,591,852
  Reinvested.............           580         12,225               --              --               42             43
  Redeemed...............    (1,530,270)    (9,963,528)              --              --       (2,242,569)    (5,002,838)
                           ------------    -----------    -------------    ------------    -------------    -----------
Change in Investor
  Shares.................      (278,393)    (1,935,703)              --              --         (408,850)      (410,943)
                           ============    ===========    =============    ============    =============    ===========

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

See notes to financial statements.

 38

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                  LIQUID ASSETS                  U.S. GOVERNMENT                U.S. TREASURY PLUS
                                MONEY MARKET FUND               MONEY MARKET FUND               MONEY MARKET FUND
                           ---------------------------    -----------------------------    ----------------------------
                           PERIOD ENDED    YEAR ENDED     PERIOD ENDED      YEAR ENDED     PERIOD ENDED     YEAR ENDED
                           DECEMBER 31,     JUNE 30,      DECEMBER 31,       JUNE 30,      DECEMBER 31,      JUNE 30,
                               2005           2005            2005             2005            2005            2005
                           ------------    -----------    -------------    ------------    -------------    -----------
                           (UNAUDITED)                     (UNAUDITED)                      (UNAUDITED)
CAPITAL SHARES:
  Issued.................    15,918,526     10,922,595       27,892,251      30,953,997               --             --
  Shares issued in
    connection with Fund
    Reorganization (note
    10)..................            --      1,999,897               --              --               --             --
  Reinvested.............        44,448         22,039           48,714          29,195               --             --
  Redeemed...............   (16,817,649)    (9,841,907)     (20,979,981)    (33,611,168)              --             --
                           ------------    -----------    -------------    ------------    -------------    -----------
Change in Capital
  Shares.................      (854,675)     3,102,624        6,960,984      (2,627,976)              --             --
                           ============    ===========    =============    ============    =============    ===========
SERVICE SHARES:
  Issued.................            15             --               15              --               --             --
  Reinvested.............            --             --               --(b)           --               --             --
  Redeemed...............            --             --               --(b)           --               --             --
                           ------------    -----------    -------------    ------------    -------------    -----------
Change in Service Class
  Shares.................            15             --               15              --               --             --
                           ============    ===========    =============    ============    =============    ===========

------------

(b) Amount rounds to less than $1,000.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

See notes to financial statements.

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                   MUNICIPAL                 MICHIGAN MUNICIPAL               OHIO MUNICIPAL
                               MONEY MARKET FUND              MONEY MARKET FUND             MONEY MARKET FUND
                          ---------------------------    ---------------------------    --------------------------
                          PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED
                          DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,
                              2005           2005            2005           2005            2005           2005
                          ------------    -----------    ------------    -----------    ------------    ----------
                          (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
CAPITAL TRANSACTIONS:
MORGAN SHARES:
  Proceeds from shares
    issued..............  $    373,743    $    46,984     $  17,665      $    17,341     $  17,252      $   2,887
  Dividends
    reinvested..........           617            193           106               72            39             11
  Cost of shares
    redeemed............      (356,318)       (10,682)      (14,027)          (9,610)      (15,145)        (1,007)
                          ------------    -----------     ---------      -----------     ---------      ---------
Change in net assets
  from Morgan Shares
  capital
  transactions..........  $     18,042    $    36,495     $   3,744      $     7,803     $   2,146      $   1,891
                          ============    ===========     =========      ===========     =========      =========
PREMIER SHARES:
  Proceeds from shares
    issued..............  $    564,392    $ 1,116,456     $ 154,199      $   247,130     $  66,383      $ 118,573
  Dividends
    reinvested..........            43             71           478              685             2              2
  Cost of shares
    redeemed............      (598,758)    (1,156,677)     (162,592)        (218,874)      (65,019)      (121,080)
                          ------------    -----------     ---------      -----------     ---------      ---------
Change in net assets
  from Premier Shares
  capital
  transactions..........  $    (34,323)   $   (40,150)    $  (7,915)     $    28,941     $   1,366      $  (2,505)
                          ============    ===========     =========      ===========     =========      =========
AGENCY SHARES:
  Proceeds from shares
    issued..............  $    203,082    $     1,315     $      --      $        --     $      --      $      --
  Dividends
    reinvested..........           376              2            --               --            --             --
  Cost of shares
    redeemed............      (175,349)        (1,300)           --               --            --             --
                          ------------    -----------     ---------      -----------     ---------      ---------
Change in net assets
  from Agency Shares
  capital
  transactions..........  $     28,109    $        17     $      --      $        --     $      --      $      --
                          ============    ===========     =========      ===========     =========      =========
INSTITUTIONAL SHARES:
  Proceeds from shares
    issued..............  $    676,661    $   263,164     $      --      $        --     $      --      $      --
  Dividends
    reinvested..........           250             29            --               --            --             --
  Cost of shares
    redeemed............      (565,984)      (178,438)           --               --            --             --
                          ------------    -----------     ---------      -----------     ---------      ---------
Change in net assets
  from Institutional
  Shares capital
  transactions..........  $    110,927    $    84,755     $      --      $        --     $      --      $      --
                          ============    ===========     =========      ===========     =========      =========
RESERVE SHARES:
  Proceeds from shares
    issued..............  $ 21,928,119    $ 1,684,229     $ 127,047      $   248,669     $ 183,177      $ 283,001
  Dividends
    reinvested..........         1,832          2,114           404              551           753            796
  Cost of shares
    redeemed............   (21,918,531)    (1,688,276)     (129,030)        (261,325)     (163,773)      (261,036)
                          ------------    -----------     ---------      -----------     ---------      ---------
Change in net assets
  from Reserve Shares
  capital
  transactions..........  $     11,420    $    (1,933)    $  (1,579)     $   (12,105)    $  20,157      $  22,761
                          ============    ===========     =========      ===========     =========      =========
SERVICE SHARES:
  Proceeds from shares
    issued..............  $         15    $        --     $      --      $        --     $      --      $      --
  Dividends
    reinvested..........            --(b)          --            --               --            --             --
  Cost of shares
    redeemed............            --             --            --               --            --             --
                          ------------    -----------     ---------      -----------     ---------      ---------
Change in net assets
  from Service Shares
  capital
  transactions..........  $         15    $        --     $      --      $        --     $      --      $      --
                          ============    ===========     =========      ===========     =========      =========
SHARE TRANSACTIONS:
MORGAN SHARES:
  Issued                       373,743         46,984        17,665           17,341        17,252          2,887
  Reinvested............           617            192           106               72            39             11
  Redeemed..............      (356,318)       (10,681)      (14,027)          (9,610)      (15,145)        (1,007)
                          ------------    -----------     ---------      -----------     ---------      ---------
Change in Morgan
  Shares................        18,042         36,495         3,744            7,803         2,146          1,891
                          ============    ===========     =========      ===========     =========      =========
PREMIER SHARES:
  Issued................       564,391      1,116,456       154,200          247,130        66,383        118,572
  Reinvested............            43             71           478              685             2              2
  Redeemed..............      (598,758)    (1,156,677)     (162,592)        (218,874)      (65,019)      (121,080)
                          ------------    -----------     ---------      -----------     ---------      ---------
Change in Premier
  Shares................       (34,324)       (40,150)       (7,914)          28,941         1,366         (2,506)
                          ============    ===========     =========      ===========     =========      =========

------------

(b) Amount rounds to less than $1,000.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

See notes to financial statements.

 40

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                            MUNICIPAL                 MICHIGAN MUNICIPAL               OHIO MUNICIPAL
                                        MONEY MARKET FUND              MONEY MARKET FUND             MONEY MARKET FUND
                                   ---------------------------    ---------------------------    --------------------------
                                                                                                                    YEAR
                                   PERIOD ENDED    YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED      ENDED
                                   DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,
                                       2005           2005            2005           2005            2005           2005
                                   ------------    -----------    ------------    -----------    ------------    ----------
                                   (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
SHARE TRANSACTIONS (CONTINUED):
AGENCY SHARES:
  Issued.........................       203,082          1,315            --               --            --             --
  Reinvested.....................           376              2            --               --            --             --
  Redeemed.......................      (175,348)        (1,300)           --               --            --             --
                                   ------------    -----------     ---------      -----------     ---------      ---------
Change in Agency Shares                  28,110             17            --               --            --             --
                                   ============    ===========     =========      ===========     =========      =========
INSTITUTIONAL SHARES:
  Issued.........................       676,660        263,164            --               --            --             --
  Reinvested.....................           250             29            --               --            --             --
  Redeemed.......................      (565,983)      (178,438)           --               --            --             --
                                   ------------    -----------     ---------      -----------     ---------      ---------
Change in Institutional Shares...       110,927         84,755            --               --            --             --
                                   ============    ===========     =========      ===========     =========      =========
RESERVE SHARES:
  Issued.........................    21,928,118      1,684,229       127,047          248,669       183,177        283,001
  Reinvested.....................         1,832          2,114           404              551           753            796
  Redeemed.......................   (21,918,531)    (1,688,276)     (129,031)        (261,325)     (163,773)      (261,036)
                                   ------------    -----------     ---------      -----------     ---------      ---------
Change in Reserve Shares.........        11,419         (1,933)       (1,580)         (12,105)       20,157         22,761
                                   ============    ===========     =========      ===========     =========      =========
SERVICE SHARES:
  Issued.........................            15             --            --               --            --             --
  Reinvested.....................            --(b)          --            --               --            --             --
  Redeemed.......................            --             --            --               --            --             --
                                   ------------    -----------     ---------      -----------     ---------      ---------
Change in Service Shares.........            15             --            --               --            --             --
                                   ============    ===========     =========      ===========     =========      =========

------------
(b) Amount rounds to less than $1,000.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

See notes to financial statements.

                      (This page intentionally left blank)

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 42

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            PER SHARE OPERATING PERFORMANCE:
                                          ---------------------------------------------------------------------
                                                                     INVESTMENT
                                                                    OPERATIONS:                  DISTRIBUTIONS:
                                                      ----------------------------------------   --------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM        NET
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT     INVESTMENT
MORGAN SHARES                             OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS       INCOME
----------------------------------------  ---------   ----------   --------------   ----------   --------------
LIQUID ASSETS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $1.000       $0.016         $0.000(d)     $ 0.016        $(0.016)
  February 19, 2005 (c) to June 30,
    2005................................    1.000        0.008          0.000          0.008         (0.008)
U.S. GOVERNMENT MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.016          0.000          0.016         (0.016)
  February 19, 2005 (c) to June 30,
    2005................................    1.000        0.008          0.000(d)       0.008         (0.008)
U.S. TREASURY PLUS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.015          0.000(d)       0.015         (0.015)
  February 19, 2005 (c) to June 30,
    2005................................    1.000        0.008          0.000(d)       0.008         (0.008)
MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.011          0.000(d)       0.011         (0.011)
  February 19, 2005 (c) to June 30,
    2005................................    1.000        0.006          0.000(d)       0.006         (0.006)
MICHIGAN MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.011          0.000(d)       0.011         (0.011)
  February 19, 2005 (c) to June 30,
    2005................................    1.000        0.006          0.000          0.006         (0.006)
OHIO MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.010          0.000(d)       0.010         (0.010)
  February 19, 2005 (c) to June 30,
    2005................................    1.000        0.006          0.000(d)       0.006         (0.006)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Commencement of offering of class of shares.

(d) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                           PER SHARE OPERATING
                                               PERFORMANCE:                          RATIOS/SUPPLEMENTAL DATA:
                                         ------------------------   -----------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS: (A)
                                                                                 ----------------------------------------------
                                         NET ASSET   TOTAL RETURN   NET ASSETS                   NET         EXPENSES WITHOUT
                                          VALUE,      (EXCLUDES       END OF                  INVESTMENT         WAIVERS
                                          END OF        SALES         PERIOD        NET         INCOME      REIMBURSEMENTS AND
                                          PERIOD     CHARGE) (B)     (000'S)      EXPENSES      (LOSS)       EARNINGS CREDITS
                                         ---------   ------------   ----------   ----------   ----------   --------------------

LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................  $1.000         1.64%      $  463,053      0.59%        3.27%             0.64%
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.84          253,991      0.59         2.36              0.64

U.S. GOVERNMENT MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000         1.60        2,679,055      0.59         3.17              0.63
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.81        2,445,422      0.59         2.26              0.63

U.S. TREASURY PLUS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000         1.55          817,784      0.59         3.05              0.63
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.78          812,795      0.59         2.20              0.62

MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000         1.08           54,537      0.59         2.16              0.63
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.63           36,495      0.59         1.79              0.63

MICHIGAN MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000         1.06           11,547      0.59         2.10              0.69
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.64            7,803      0.59         1.81              0.70

OHIO MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000         1.05            4,038      0.59         2.12              0.72
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.63            1,891      0.59         1.80              0.72

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 44

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            PER SHARE OPERATING PERFORMANCE:
                                          ---------------------------------------------------------------------
                                                                     INVESTMENT
                                                                    OPERATIONS:                  DISTRIBUTIONS:
                                                      ----------------------------------------   --------------
                                                                    NET REALIZED
                                          NET ASSET      NET       AND UNREALIZED
                                           VALUE,     INVESTMENT       GAINS        TOTAL FROM        NET
                                          BEGINNING     INCOME      (LOSSES) ON     INVESTMENT     INVESTMENT
PREMIER SHARES                            OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS       INCOME
----------------------------------------  ---------   ----------   --------------   ----------   --------------
LIQUID ASSETS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $1.000       $0.017         $0.000(e)      $0.017        ($0.017)
  February 19, 2005 (c) to June 30,
    2005................................    1.000        0.009          0.000          0.009         (0.009)
U.S. GOVERNMENT MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.016          0.000          0.016         (0.016)
  Year Ended June 30, 2005..............    1.000        0.018          0.000(e)       0.018         (0.018)
  Year Ended June 30, 2004..............    1.000        0.007          0.000          0.007         (0.007)
  Year Ended June 30, 2003..............    1.000        0.011          0.000          0.011         (0.011)
  Year Ended June 30, 2002..............    1.000        0.022          0.000          0.022         (0.022)
  Year Ended June 30, 2001..............    1.000        0.056          0.000          0.056         (0.056)
U.S. TREASURY PLUS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.016          0.000(e)       0.016         (0.016)
  February 19, 2005(c) to June 30,
    2005................................    1.000        0.008          0.000(e)       0.008         (0.008)
MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.011          0.000(e)       0.011         (0.011)
  Year Ended June 30, 2005..............    1.000        0.014          0.000(e)       0.014         (0.014)
  Year Ended June 30, 2004..............    1.000        0.006          0.000          0.006         (0.006)
  Year Ended June 30, 2003..............    1.000        0.010          0.000          0.010         (0.010)
  Year Ended June 30, 2002..............    1.000        0.014          0.000          0.014         (0.014)
  Year Ended June 30, 2001..............    1.000        0.034          0.000          0.034         (0.034)
MICHIGAN MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.011          0.000(e)       0.011         (0.011)
  Year Ended June 30, 2005..............    1.000        0.013          0.000          0.013         (0.013)
  Year Ended June 30, 2004..............    1.000        0.006          0.000          0.006         (0.006)
  Year Ended June 30, 2003..............    1.000        0.009          0.000          0.009         (0.009)
  Year Ended June 30, 2002..............    1.000        0.014          0.000          0.014         (0.014)
  Year Ended June 30, 2001..............    1.000        0.034          0.000          0.034         (0.034)
OHIO MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.011          0.000(e)       0.011         (0.011)
  Year Ended June 30, 2005..............    1.000        0.014          0.000(e)       0.014         (0.014)
  Year Ended June 30, 2004..............    1.000        0.006          0.000          0.006         (0.006)
  Year Ended June 30, 2003..............    1.000        0.009          0.000          0.009         (0.009)
  Year Ended June 30, 2002..............    1.000        0.014          0.000          0.014         (0.014)
  Year Ended June 30, 2001..............    1.000        0.034          0.000          0.034         (0.034)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Commencement of offering of class of shares.

(d) Effective February 19, 2005, the contractual expense limitation is 0.45%.

(e) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                           PER SHARE OPERATING
                                              PERFORMANCE:                            RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------   ---------------------------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS (A):
                                                        TOTAL                   --------------------------------------------------
                                         NET ASSET     RETURN      NET ASSETS                     NET               EXPENSES
                                          VALUE,      (EXCLUDES      END OF                    INVESTMENT       WITHOUT WAIVERS
                                          END OF        SALES        PERIOD        NET           INCOME          REIMBURSEMENTS
                                          PERIOD     CHARGE) (B)    (000'S)      EXPENSES        (LOSS)       AND EARNINGS CREDITS
                                         ---------   -----------   ----------   ----------   --------------   --------------------
LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................  $1.000        1.71%      $  255,581      0.45%          3.45%               0.49%
  February 19, 2005 (c) to June 30,
  2005..................................   1.000        0.89           80,814      0.45           2.52                0.52

U.S. GOVERNMENT MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.71        1,751,396      0.39           3.38                0.48
  Year Ended June 30, 2005..............   1.000        1.79        1,416,600      0.39           1.94                0.44
    Year Ended June 30, 2004............   1.000        0.72          728,456      0.39           0.71                0.39
  Year Ended June 30, 2003..............   1.000        1.15          770,196      0.39           1.13                0.39
  Year Ended June 30, 2002..............   1.000        2.21          699,907      0.37           2.24                0.39
  Year Ended June 30, 2001..............   1.000        5.71          778,727      0.35           5.33                0.39

U.S. TREASURY PLUS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.63        1,186,077      0.45           3.22                0.48
  February 19, 2005(c) to June 30,
  2005..................................   1.000        0.83        1,009,503      0.45           2.32                0.47

MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.15          793,012      0.45           2.26                0.48
  Year Ended June 30, 2005..............   1.000        1.42          827,335      0.45           1.39                0.51
Year Ended June 30, 2004................   1.000        0.61          867,509      0.45           0.60                0.53
Year Ended June 30, 2003................   1.000        0.96        1,085,136      0.45           0.96                0.53
Year Ended June 30, 2002................   1.000        1.45        1,290,395      0.45           1.38                0.53
Year Ended June 30, 2001................   1.000        3.48          977,300      0.45           3.43                0.53

MICHIGAN MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.13          133,781      0.45           2.23                0.54
  Year Ended June 30, 2005..............   1.000        1.32          141,695      0.47(d)        1.37                0.56
  Year Ended June 30, 2004..............   1.000        0.56          112,753      0.47           0.56                0.55
  Year Ended June 30, 2003..............   1.000        0.87           64,146      0.49           0.88                0.57
  Year Ended June 30, 2002..............   1.000        1.41           83,008      0.47           1.49                0.55
  Year Ended June 30, 2001..............   1.000        3.44          100,673      0.45           3.40                0.53

OHIO MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.12           45,838      0.45           2.22                0.57
  Year Ended June 30, 2005..............   1.000        1.40           44,469      0.46(d)        1.36                0.52
  Year Ended June 30, 2004..............   1.000        0.56           46,968      0.47           0.55                0.50
  Year Ended June 30, 2003..............   1.000        0.88           73,757      0.47           0.88                0.50
  Year Ended June 30, 2002..............   1.000        1.43           57,338      0.46           1.47                0.50
  Year Ended June 30, 2001..............   1.000        3.42          100,004      0.46           3.33                0.49

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 46

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                           PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------------------------------------
                                                                    INVESTMENT
                                                                   OPERATIONS:                 DISTRIBUTIONS:
                                                      --------------------------------------   --------------
                                                                   NET REALIZED
                                                                       AND
                                          NET ASSET      NET        UNREALIZED
                                           VALUE,     INVESTMENT      GAINS       TOTAL FROM        NET
                                          BEGINNING     INCOME     (LOSSES) ON    INVESTMENT     INVESTMENT
AGENCY SHARES                             OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS       INCOME
----------------------------------------  ---------   ----------   ------------   ----------   --------------
LIQUID ASSETS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $1.000       $0.018        $0.000(e)     $0.018        ($0.018)
  February 19, 2005(c) to June 30,
    2005................................    1.000        0.010         0.000         0.010         (0.010)
U.S. GOVERNMENT MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.018         0.000         0.018         (0.018)
  Year Ended June 30, 2005..............    1.000        0.019         0.000(e)      0.019         (0.019)
  Year Ended June 30, 2004..............    1.000        0.009         0.000         0.009         (0.009)
  Year Ended June 30, 2003..............    1.000        0.013         0.000         0.013         (0.013)
  November 1, 2001(c) to June 30,
    2002................................    1.000        0.012         0.000         0.012         (0.012)
U.S. TREASURY PLUS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.017         0.000(e)      0.017         (0.017)
  February 19, 2005(c) to June 30,
    2005................................    1.000        0.009         0.000(e)      0.009         (0.009)
MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.012         0.000(e)      0.012         (0.012)
  February 19, 2005(c) to June 30,
    2005................................    1.000        0.007         0.000(e)      0.007         (0.007)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Commencement of offering of class of shares.

(d) Effective February 19, 2005, the contractual expense limitation is 0.24%.

(e) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                         PER SHARE OPERATING PERFORMANCE:
                                         ---------------------------------

                                          NET ASSET           TOTAL
                                           VALUE,            RETURN
                                           END OF           (EXCLUDES
                                           PERIOD       SALES CHARGE) (B)
                                         -----------   -------------------

LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................    $1.000             1.81%
  February 19, 2005(c) to June 30,
  2005..................................     1.000             0.96

U.S. GOVERNMENT MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................     1.000             1.78
  Year Ended June 30, 2005..............     1.000             1.95
  Year Ended June 30, 2004..............     1.000             0.87
  Year Ended June 30, 2003..............     1.000             1.30
  November 1, 2001(c) to June 30, 2002..     1.000             1.21

U.S. TREASURY PLUS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................     1.000             1.72
  February 19, 2005(c) to June 30,
  2005..................................     1.000             0.89

MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................     1.000             1.25
  February 19, 2005(c) to June 30,
  2005..................................     1.000             0.75

                                                             RATIOS/SUPPLEMENTAL DATA:
                                          ---------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS (A):
                                                       --------------------------------------------------
                                          NET ASSETS                     NET               EXPENSES
                                            END OF                    INVESTMENT       WITHOUT WAIVERS
                                            PERIOD        NET           INCOME          REIMBURSEMENTS
                                           (000'S)      EXPENSES        (LOSS)       AND EARNINGS CREDITS
                                          ----------   ----------   --------------   --------------------
LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................  $  435,278      0.26%          3.54%               0.34%
  February 19, 2005(c) to June 30,
  2005..................................     482,594      0.26           2.68                0.37
U.S. GOVERNMENT MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   3,069,940      0.24           3.49                0.33
  Year Ended June 30, 2005..............   4,045,754      0.24(d)        2.55                0.32
  Year Ended June 30, 2004..............      98,212      0.24           0.86                0.24
  Year Ended June 30, 2003..............     578,118      0.24           1.14                0.24
  November 1, 2001(c) to June 30, 2002..      81,789      0.24           1.72                0.24
U.S. TREASURY PLUS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1,045,579      0.26           3.40                0.33
  February 19, 2005(c) to June 30,
  2005..................................     898,116      0.26           2.52                0.32
MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................      28,127      0.26           2.66                0.34
  February 19, 2005(c) to June 30,
  2005..................................          17      0.26           2.34                0.32

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 48

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            PER SHARE OPERATING PERFORMANCE:
                                          ---------------------------------------------------------------------
                                                                     INVESTMENT
                                                                    OPERATIONS:                  DISTRIBUTIONS:
                                                      ----------------------------------------   --------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM        NET
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT     INVESTMENT
CLASS B                                   OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS       INCOME
----------------------------------------  ---------   ----------   --------------   ----------   --------------

LIQUID ASSETS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $1.000       $0.014         $0.000(d)      $0.014        $(0.014)
  Year Ended June 30, 2005..............    1.000        0.013          0.000          0.013         (0.013)
  Year Ended June 30, 2004..............    1.000        0.001          0.000          0.001         (0.001)
  Year Ended June 30, 2003..............    1.000        0.003          0.000          0.003         (0.003)
  Year Ended June 30, 2002..............    1.000        0.011          0.000          0.011         (0.011)
  Year Ended June 30, 2001..............    1.000        0.045          0.000          0.045         (0.045)

U.S. TREASURY PLUS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.014          0.000(d)       0.014         (0.014)
  Year Ended June 30, 2005..............    1.000        0.012          0.000(d)       0.012         (0.012)
  Year Ended June 30, 2004..............    1.000        0.002          0.000          0.002         (0.002)
  Year Ended June 30, 2003..............    1.000        0.003          0.000          0.003         (0.003)
  Year Ended June 30, 2002..............    1.000        0.010          0.000          0.010         (0.010)
  Year Ended June 30, 2001..............    1.000        0.042          0.000          0.042         (0.042)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Effective February 19, 2005, the contractual expense limitation is 0.97%.

(d) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                           PER SHARE OPERATING
                                              PERFORMANCE:                         RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------   ---------------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS (A):
                                                        TOTAL                   --------------------------------------------
                                         NET ASSET     RETURN      NET ASSETS                 NET             EXPENSES
                                          VALUE,      (EXCLUDES      END OF                INVESTMENT     WITHOUT WAIVERS
                                            END         SALES        PERIOD       NET        INCOME        REIMBURSEMENTS
                                         OF PERIOD   CHARGE) (B)    (000'S)     EXPENSES     (LOSS)     AND EARNINGS CREDITS
                                         ---------   -----------   ----------   --------   ----------   --------------------

LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................  $1.000        1.44%       $21,565       0.97%       2.84%             1.19%
  Year Ended June 30, 2005..............   1.000        1.27         26,999       1.01(c)     1.17              1.44
  Year Ended June 30, 2004..............   1.000        0.15         41,540       1.02        0.15              1.54
  Year Ended June 30, 2003..............   1.000        0.33         62,581       1.33        0.32              1.55
  Year Ended June 30, 2002..............   1.000        1.12         38,690       1.52        1.08              1.55
  Year Ended June 30, 2001..............   1.000        4.58         33,898       1.52        4.22              1.55

U.S. TREASURY PLUS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.36          1,861       0.97        2.68              1.18
  Year Ended June 30, 2005..............   1.000        1.25          2,358       0.87(c)     1.18              1.42
  Year Ended June 30, 2004..............   1.000        0.24          2,860       0.82        0.24              1.52
  Year Ended June 30, 2003..............   1.000        0.31          3,096       1.17        0.31              1.53
  Year Ended June 30, 2002..............   1.000        1.05          1,735       1.52        0.95              1.53
  Year Ended June 30, 2001..............   1.000        4.27          1,014       1.52        4.17              1.54

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 50

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            PER SHARE OPERATING PERFORMANCE:
                                          ---------------------------------------------------------------------
                                                                     INVESTMENT
                                                                    OPERATIONS:                  DISTRIBUTIONS:
                                                      ----------------------------------------   --------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM        NET
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT     INVESTMENT
CLASS C                                   OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS       INCOME
----------------------------------------  ---------   ----------   --------------   ----------   --------------
LIQUID ASSETS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $1.000       $0.014         $0.000(d)      $0.014        $(0.014)
  Year Ended June 30, 2005..............    1.000        0.013          0.000          0.013         (0.013)
  Year Ended June 30, 2004..............    1.000        0.001          0.000          0.001         (0.001)
  Year Ended June 30, 2003..............    1.000        0.003          0.000          0.003         (0.003)
  Year Ended June 30, 2002..............    1.000        0.011          0.000          0.011         (0.011)
  Year Ended June 30, 2001..............    1.000        0.045          0.000          0.045         (0.045)
U.S. TREASURY PLUS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.014          0.000(d)       0.014         (0.014)
  Year Ended June 30, 2005..............    1.000        0.012          0.000(d)       0.012         (0.012)
  Year Ended June 30, 2004..............    1.000        0.002          0.000          0.002         (0.002)
  Year Ended June 30, 2003..............    1.000        0.003          0.000          0.003         (0.003)
  Year Ended June 30, 2002..............    1.000        0.010          0.000          0.010         (0.010)
  Year Ended June 30, 2001..............    1.000        0.042          0.000          0.042         (0.042)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Effective February 19, 2005, the contractual expense limitation is 0.97%.

(d) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTAL DATA:
                                                                   ------------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS: (A)
                                                        TOTAL                   -----------------------------------------------
                                         NET ASSET     RETURN      NET ASSETS                                 EXPENSES WITHOUT
                                          VALUE,      (EXCLUDES      END OF                       NET             WAIVERS
                                          END OF        SALES        PERIOD        NET        INVESTMENT     REIMBURSEMENTS AND
                                          PERIOD     CHARGE) (B)    (000'S)      EXPENSES    INCOME (LOSS)    EARNINGS CREDITS
                                         ---------   -----------   ----------   ----------   -------------   ------------------
LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................  $1.000        1.44%       $431,653       0.97%         2.87%              1.19%
  Year Ended June 30, 2005..............   1.000        1.27         347,285       0.97          2.06               1.23
  Year Ended June 30, 2004..............   1.000        0.15           8,284       1.02          0.15               1.52
  Year Ended June 30, 2003..............   1.000        0.33           9,267       1.33          0.31               1.55
  Year Ended June 30, 2002..............   1.000        1.12           3,430       1.52          0.95               1.55
  Year Ended June 30, 2001..............   1.000        4.58           1,266       1.52          4.30               1.56
U.S. TREASURY PLUS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.36          24,653       0.97          2.69               1.18
  Year Ended June 30, 2005..............   1.000        1.25          27,589       0.96(c)       1.90               1.21
  Year Ended June 30, 2004..............   1.000        0.24             548       0.83          0.24               1.53
  Year Ended June 30, 2003..............   1.000        0.31             869       1.19          0.30               1.53
  Year Ended June 30, 2002..............   1.000        1.05             682       1.52          1.02               1.53
  Year Ended June 30, 2001..............   1.000        4.27             459       1.52          4.00               1.53

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 52

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            PER SHARE OPERATING PERFORMANCE:
                                          ---------------------------------------------------------------------
                                                                     INVESTMENT
                                                                    OPERATIONS:                  DISTRIBUTIONS:
                                                      ----------------------------------------   --------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM        NET
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT     INVESTMENT
INSTITUTIONAL SHARES                      OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS       INCOME
----------------------------------------  ---------   ----------   --------------   ----------   --------------
LIQUID ASSETS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $1.000       $0.018         $0.000(d)      $0.018        $(0.018)
  February 19, 2005(c) to June 30,
    2005................................    1.000        0.010          0.000          0.010         (0.010)
U.S. GOVERNMENT MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.018          0.000          0.018         (0.018)
  February 19, 2005(c) to June 30,
    2005................................    1.000        0.009          0.000(d)       0.009         (0.009)
U.S. TREASURY PLUS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.017          0.000(d)       0.017         (0.017)
  February 19, 2005(c) to June 30,
    2005................................    1.000        0.009          0.000(d)       0.009         (0.009)
MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.013          0.000(d)       0.013         (0.013)
  February 19, 2005(c) to June 30,
    2005................................    1.000        0.008          0.000(d)       0.008         (0.008)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Commencement of offering of class of shares.

(d) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                           PER SHARE OPERATING
                                              PERFORMANCE:                           RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------   --------------------------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS: (A)
                                                        TOTAL                   -------------------------------------------------
                                         NET ASSET     RETURN      NET ASSETS                                  EXPENSES WITHOUT
                                          VALUE,      (EXCLUDES      END OF                       NET              WAIVERS
                                          END OF        SALES        PERIOD        NET        INVESTMENT      REIMBURSEMENTS AND
                                          PERIOD     CHARGE) (B)    (000'S)      EXPENSES    INCOME (LOSS)     EARNINGS CREDITS
                                         ---------   -----------   ----------   ----------   -------------   --------------------

LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................  $1.000         1.84%     $1,744,334      0.20%         3.63%               0.29%
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.98       1,452,881      0.20          2.76                0.32

U.S. GOVERNMENT MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000         1.80       2,503,284      0.20          3.58                0.28
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.94       2,017,162      0.20          2.66                0.28

U.S. TREASURY PLUS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000         1.75       5,330,857      0.20          3.58                0.28
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.92       1,705,565      0.20          2.61                0.27

MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000         1.28         195,682      0.20          2.60                0.28
  February 19, 2005(c) to June 30,
  2005..................................   1.000         0.77          84,755      0.20          2.27                0.28

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 54

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                              PER SHARE OPERATING PERFORMANCE:
                                          ------------------------------------------------------------------------
                                                                      INVESTMENT
                                                                      OPERATIONS:                   DISTRIBUTIONS:
                                                      -------------------------------------------   --------------
                                          NET ASSET      NET         NET REALIZED
                                           VALUE,     INVESTMENT    AND UNREALIZED     TOTAL FROM        NET
                                          BEGINNING     INCOME     GAINS (LOSSES) ON   INVESTMENT     INVESTMENT
RESERVE SHARES                            OF PERIOD     (LOSS)        INVESTMENTS      OPERATIONS       INCOME
----------------------------------------  ---------   ----------   -----------------   ----------   --------------
LIQUID ASSETS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $1.000       $0.016          $0.000(e)        $0.016        $(0.016)
  Year Ended June 30, 2005..............    1.000        0.015           0.000            0.015         (0.015)
  Year Ended June 30, 2004..............    1.000        0.004           0.000            0.004         (0.004)
  Year Ended June 30, 2003..............    1.000        0.009           0.000            0.009         (0.009)
  Year Ended June 30, 2002..............    1.000        0.019           0.000            0.019         (0.019)
  Year Ended June 30, 2001..............    1.000        0.052           0.000            0.052         (0.052)
U.S. GOVERNMENT MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.015           0.000            0.015         (0.015)
  February 19, 2005 (c) to June 30,
    2005................................    1.000        0.008           0.000(e)         0.008         (0.008)
U.S. TREASURY PLUS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.015           0.000(e)         0.015         (0.015)
  Year Ended June 30, 2005..............    1.000        0.014           0.000(e)         0.014         (0.014)
  Year Ended June 30, 2004..............    1.000        0.003           0.000            0.003         (0.003)
  Year Ended June 30, 2003..............    1.000        0.007           0.000            0.007         (0.007)
  Year Ended June 30, 2002..............    1.000        0.018           0.000            0.018         (0.018)
  Year Ended June 30, 2001..............    1.000        0.049           0.000            0.049         (0.049)
MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.010           0.000(e)         0.010         (0.010)
  Year Ended June 30, 2005..............    1.000        0.012           0.000(e)         0.012         (0.012)
  Year Ended June 30, 2004..............    1.000        0.004           0.000            0.004         (0.004)
  Year Ended June 30, 2003..............    1.000        0.007           0.000            0.007         (0.007)
  Year Ended June 30, 2002..............    1.000        0.012           0.000            0.012         (0.012)
  Year Ended June 30, 2001..............    1.000        0.032           0.000            0.032         (0.032)
MICHIGAN MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.010           0.000(e)         0.010         (0.010)
  Year Ended June 30, 2005..............    1.000        0.011           0.000            0.011         (0.011)
  Year Ended June 30, 2004..............    1.000        0.003           0.000            0.003         (0.003)
  Year Ended June 30, 2003..............    1.000        0.006           0.000            0.006         (0.006)
  Year Ended June 30, 2002..............    1.000        0.012           0.000            0.012         (0.012)
  Year Ended June 30, 2001..............    1.000        0.031           0.000            0.031         (0.031)
OHIO MUNICIPAL MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.010           0.000(e)         0.010         (0.010)
  Year Ended June 30, 2005..............    1.000        0.011           0.000(e)         0.011         (0.011)
  Year Ended June 30, 2004..............    1.000        0.003           0.000            0.003         (0.003)
  Year Ended June 30, 2003..............    1.000        0.006           0.000            0.006         (0.006)
  Year Ended June 30, 2002..............    1.000        0.012           0.000            0.012         (0.012)
  Year Ended June 30, 2001..............    1.000        0.031           0.000            0.031         (0.031)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Commencement of offering of class of shares.

(d) Effective February 19, 2005, the contractual expense limitation is 0.70%.

(e) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                           PER SHARE OPERATING
                                              PERFORMANCE:                         RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------   ----------------------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS: (A)
                                                                                ---------------------------------------------
                                                        TOTAL                                                    EXPENSES
                                         NET ASSET     RETURN      NET ASSETS                     NET         WITHOUT WAIVERS
                                          VALUE,      (EXCLUDES      END OF                    INVESTMENT     REIMBURSEMENTS
                                          END OF        SALES        PERIOD        NET           INCOME        AND EARNINGS
                                          PERIOD     CHARGE) (B)    (000'S)      EXPENSES        (LOSS)           CREDITS
                                         ---------   -----------   ----------   ----------   --------------   ---------------
LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................  $1.000        1.58%      $3,940,523      0.70%          3.12%            0.74%
  Year Ended June 30, 2005..............   1.000        1.53        3,569,531      0.75(d)        1.48             0.78
  Year Ended June 30, 2004..............   1.000        0.40        4,372,583      0.77           0.40             0.79
  Year Ended June 30, 2003..............   1.000        0.89        5,744,025      0.77           0.90             0.80
  Year Ended June 30, 2002..............   1.000        1.88        6,521,235      0.77           1.88             0.80
  Year Ended June 30, 2001..............   1.000        5.37        7,342,790      0.77           5.01             0.80

U.S. GOVERNMENT MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.55          708,144      0.69           3.07             0.73
  February 19, 2005 (c) to June 30,
  2005..................................   1.000        0.77          749,475      0.69           2.19             0.73

U.S. TREASURY PLUS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.50        1,713,142      0.70           2.96             0.73
  Year Ended June 30, 2005..............   1.000        1.38        1,737,775      0.74(d)        1.40             0.75
  Year Ended June 30, 2004..............   1.000        0.29        1,702,965      0.77           0.29             0.77
  Year Ended June 30, 2003..............   1.000        0.73        2,453,050      0.77           0.75             0.78
  Year Ended June 30, 2002..............   1.000        1.81        3,162,893      0.77           1.80             0.78
  Year Ended June 30, 2001..............   1.000        5.05        3,512,937      0.77           4.75             0.78

MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.02          385,208      0.70           2.02             0.73
  Year Ended June 30, 2005..............   1.000        1.16          373,788      0.70           1.13             0.76
  Year Ended June 30, 2004..............   1.000        0.36          375,729      0.70           0.35             0.78
  Year Ended June 30, 2003..............   1.000        0.71          486,778      0.70           0.71             0.78
  Year Ended June 30, 2002..............   1.000        1.20          534,947      0.69           1.19             0.77
  Year Ended June 30, 2001..............   1.000        3.23          470,425      0.70           3.18             0.78

MICHIGAN MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.00           39,729      0.70           1.98             0.79
  Year Ended June 30, 2005..............   1.000        1.14           41,308      0.72(d)        1.10             0.81
  Year Ended June 30, 2004..............   1.000        0.31           53,414      0.73           0.31             0.81
  Year Ended June 30, 2003..............   1.000        0.62           77,476      0.74           0.62             0.82
  Year Ended June 30, 2002..............   1.000        1.16           62,408      0.72           1.21             0.80
  Year Ended June 30, 2001..............   1.000        3.18          125,294      0.70           3.05             0.78

OHIO MUNICIPAL MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        0.99          102,906      0.70           1.98             0.82
  Year Ended June 30, 2005..............   1.000        1.14           82,741      0.71(d)        1.17             0.77
  Year Ended June 30, 2004..............   1.000        0.30           59,971      0.72           0.30             0.75
  Year Ended June 30, 2003..............   1.000        0.63           79,911      0.72           0.62             0.75
  Year Ended June 30, 2002..............   1.000        1.17           90,602      0.71           1.17             0.75
  Year Ended June 30, 2001..............   1.000        3.16           59,583      0.71           3.05             0.74

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 56

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             PER SHARE OPERATING PERFORMANCE:
                                          -----------------------------------------------------------------------
                                                                      INVESTMENT
                                                                     OPERATIONS:                   DISTRIBUTIONS:
                                                      ------------------------------------------   --------------
                                          NET ASSET      NET       NET REALIZED AND
                                           VALUE,     INVESTMENT   UNREALIZED GAINS   TOTAL FROM        NET
                                          BEGINNING     INCOME       (LOSSES) ON      INVESTMENT     INVESTMENT
INVESTOR SHARES                           OF PERIOD     (LOSS)       INVESTMENTS      OPERATIONS       INCOME
----------------------------------------  ---------   ----------   ----------------   ----------   --------------
LIQUID ASSETS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $1.000       $0.017          $0.000(d)       $0.017        $(0.017)
  Year Ended June 30, 2005..............    1.000        0.018           0.000           0.018         (0.018)
  Year Ended June 30, 2004..............    1.000        0.006           0.000           0.006         (0.006)
  Year Ended June 30, 2003..............    1.000        0.011           0.000           0.011         (0.011)
  Year Ended June 30, 2002..............    1.000        0.021           0.000           0.021         (0.021)
  Year Ended June 30, 2001..............    1.000        0.055           0.000           0.055         (0.055)
U.S. TREASURY PLUS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.016           0.000(d)        0.016         (0.016)
  Year Ended June 30, 2005..............    1.000        0.016           0.000(d)        0.016         (0.016)
  Year Ended June 30, 2004..............    1.000        0.005           0.000           0.005         (0.005)
  Year Ended June 30, 2003..............    1.000        0.010           0.000           0.010         (0.010)
  Year Ended June 30, 2002..............    1.000        0.020           0.000           0.020         (0.020)
  Year Ended June 30, 2001..............    1.000        0.052           0.000           0.052         (0.052)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Effective February 19, 2005, the contractual expense limitation is 0.51%.

(d) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                           PER SHARE OPERATING
                                              PERFORMANCE:                         RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------   ----------------------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS: (A)
                                                                                ---------------------------------------------
                                                        TOTAL                                                    EXPENSES
                                         NET ASSET     RETURN      NET ASSETS                     NET         WITHOUT WAIVERS
                                           VALUE      (EXCLUDES      END OF                    INVESTMENT     REIMBURSEMENTS
                                          END OF        SALES        PERIOD        NET           INCOME        AND EARNINGS
                                          PERIOD     CHARGE) (B)    (000'S)      EXPENSES        (LOSS)           CREDITS
                                         ---------   -----------   ----------   ----------   --------------   ---------------

LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................  $1.000        1.68%      $1,684,427      0.51%          3.29%            0.54%
  Year Ended June 30, 2005..............   1.000        1.77        1,962,817      0.52(c)        1.58             0.55
  Year Ended June 30, 2004..............   1.000        0.65        3,898,608      0.52           0.65             0.54
  Year Ended June 30, 2003..............   1.000        1.15        4,881,506      0.52           1.14             0.55
  Year Ended June 30, 2002..............   1.000        2.14        5,325,870      0.52           2.12             0.55
  Year Ended June 30, 2001..............   1.000        5.63        5,172,911      0.52           5.54             0.55

U.S. TREASURY PLUS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.60        2,100,819      0.51           3.13             0.53
  Year Ended June 30, 2005..............   1.000        1.52        2,509,650      0.52(c)        1.56             0.52
  Year Ended June 30, 2004..............   1.000        0.55        2,920,637      0.52           0.54             0.52
  Year Ended June 30, 2003..............   1.000        0.99        3,912,526      0.52           0.99             0.53
  Year Ended June 30, 2002..............   1.000        2.07        4,188,032      0.52           2.01             0.53
  Year Ended June 30, 2001..............   1.000        5.31        3,941,215      0.52           5.25             0.54

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 58

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             PER SHARE OPERATING PERFORMANCE:
                                          -----------------------------------------------------------------------
                                                                INVESTMENT OPERATIONS:             DISTRIBUTIONS:
                                                      ------------------------------------------   --------------
                                                                     NET REALIZED
                                          NET ASSET      NET        AND UNREALIZED
                                           VALUE,     INVESTMENT        GAINS         TOTAL FROM        NET
                                          BEGINNING     INCOME       (LOSSES) ON      INVESTMENT     INVESTMENT
CAPITAL SHARES                            OF PERIOD     (LOSS)       INVESTMENTS      OPERATIONS       INCOME
----------------------------------------  ---------   ----------   ----------------   ----------   --------------
LIQUID ASSETS MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $1.000       $0.018          $0.000(d)       $0.018        ($0.018)
  February 19, 2005 (c) to June 30,
    2005................................    1.000        0.009           0.000           0.009         (0.009)
U.S. GOVERNMENT MONEY MARKET FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................    1.000        0.018           0.000           0.018         (0.018)
  Year Ended June 30, 2005..............    1.000        0.020           0.000(d)        0.020         (0.020)
  Year Ended June 30, 2004..............    1.000        0.010           0.000           0.010         (0.010)
  Year Ended June 30, 2003..............    1.000        0.014           0.000           0.014         (0.014)
  Year Ended June 30, 2002..............    1.000        0.024           0.000           0.024         (0.024)
  Year Ended June 30, 2001..............    1.000        0.058           0.000           0.058         (0.058)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Commencement of offering of class of shares.

(d) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                           PER SHARE OPERATING
                                              PERFORMANCE:                          RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------   -----------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS: (A)
                                                                                 ---------------------------------------------
                                                        TOTAL                                                     EXPENSES
                                         NET ASSET     RETURN      NET ASSETS                                  WITHOUT WAIVERS
                                           VALUE      (EXCLUDES      END OF                                    REIMBURSEMENTS
                                          END OF        SALES        PERIOD         NET       NET INVESTMENT    AND EARNINGS
                                          PERIOD     CHARGE) (B)     (000'S)      EXPENSES    INCOME (LOSS)        CREDITS
                                         ---------   -----------   -----------   ----------   --------------   ---------------
LIQUID ASSETS MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................  $1.000        1.86%      $ 2,247,869      0.16%          3.63%            0.24%
  February 19, 2005 (c) to June 30,
  2005..................................   1.000        0.99         3,102,545      0.16           2.80             0.27
U.S. GOVERNMENT MONEY MARKET FUND
Six Months Ended December 31, 2005
  (Unaudited)...........................   1.000        1.83        11,490,302      0.14           3.71             0.23
  Year Ended June 30, 2005..............   1.000        2.05         4,529,318      0.14           1.94             0.17
  Year Ended June 30, 2004..............   1.000        0.97         7,157,361      0.14           0.96             0.14
  Year Ended June 30, 2003..............   1.000        1.40         9,031,960      0.14           1.37             0.14
  Year Ended June 30, 2002..............   1.000        2.45         5,951,880      0.14           2.40             0.14
  Year Ended June 30, 2001..............   1.000        5.93         4,495,228      0.14           5.70             0.14

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 60

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                               PER SHARE OPERATING PERFORMANCE:
                                          ---------------------------------------------------------------------------
                                                            INVESTMENT OPERATIONS:                     DISTRIBUTIONS:
                                          ----------------------------------------------------------   --------------
                                                                       NET REALIZED
                                          NET ASSET      NET          AND UNREALIZED
                                           VALUE,     INVESTMENT          GAINS           TOTAL FROM
                                          BEGINNING     INCOME         (LOSSES) ON        INVESTMENT       TOTAL
SERVICE CLASS                             OF PERIOD     (LOSS)         INVESTMENTS        OPERATIONS   DISTRIBUTIONS
----------------------------------------  ---------   ----------   --------------------   ----------   --------------
LIQUID ASSETS MONEY MARKET FUND
  July 15, 2005 (c) to December 31, 2005
    (Unaudited).........................   $1.000       $0.013            $0.000(d)         $0.013         (0.013)
U.S. GOVERNMENT MONEY MARKET FUND
  July 15, 2005 (c) to December 31, 2005
    (Unaudited).........................    1.000        0.013             0.000             0.013         (0.013)
MUNICIPAL MONEY MARKET FUND
  July 15, 2005 (c) to December 31, 2005
    (Unaudited).........................    1.000        0.008             0.000(d)          0.008         (0.008)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Commencement of offering of class of shares.

(d) Amount is less than $0.001.

See notes to financial statements.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

--------------------------------------------------------------------------------

                                           PER SHARE OPERATING
                                              PERFORMANCE:                        RATIOS/SUPPLEMENTAL DATA:
                                         -----------------------   --------------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS: (A)
                                                                                -------------------------------------------
                                                        TOTAL                                                  EXPENSES
                                         NET ASSET     RETURN      NET ASSETS                               WITHOUT WAIVERS
                                          VALUE,      (EXCLUDES      END OF                                 REIMBURSEMENTS
                                          END OF        SALES        PERIOD       NET      NET INVESTMENT    AND EARNINGS
                                          PERIOD     CHARGE) (B)    (000'S)     EXPENSES   INCOME (LOSS)        CREDITS
                                         ---------   -----------   ----------   --------   --------------   ---------------
LIQUID ASSETS MONEY MARKET FUND
  July 15, 2005 (c) to December 31, 2005
  (Unaudited)...........................  $1.000        1.33%         $15         1.00%         2.87%            1.09%
U.S. GOVERNMENT MONEY MARKET FUND (d)
  July 15, 2005 (c) to December 31, 2005
  (Unaudited)...........................   1.000        1.31           15         1.00          2.81             1.09
MUNICIPAL MONEY MARKET FUND
  July 15, 2005 (c) to December 31, 2005
  (Unaudited)...........................   1.000        0.82           15         1.00          1.78             1.09

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 62

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

   JPMorgan Trust II ("JPM II") (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

   Prior to February 19, 2005, the Funds were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, each Fund was reorganized and redomiciled as a separate series of JPM II.

   The following are 6 separate funds of the Trust (collectively, the "Funds") covered by this report:

                                                                           CLASSES OFFERED
                                                                           ---------------
    Liquid Assets Money Market Fund...................    Morgan, Premier, Agency, Class B, Class C,
                                                          Institutional, Reserve, Investor, Capital and
                                                          Service
    U.S. Government Money Market Fund.................    Morgan, Premier, Agency, Institutional, Reserve,
                                                          Capital and Service
    U.S. Treasury Plus Money Market Fund..............    Morgan, Premier, Agency, Class B, Class C,
                                                          Institutional, Reserve and Investor
    Municipal Money Market Fund.......................    Morgan, Premier, Agency, Institutional, Reserve
                                                          and Service
    Michigan Municipal Money Market Fund..............    Morgan, Premier and Reserve
    Ohio Municipal Money Market Fund..................    Morgan, Premier and Reserve

   The Service Class shares commenced operations on July 15, 2005 for the Liquid Assets Money Market Fund, the U.S. Government Money Market Fund and the Municipal Money Market Fund.

   Class B and Class C shares generally provide for a contingent deferred sales charge. Class B shares automatically convert to Morgan shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   A. VALUATION OF INVESTMENTS

   The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

   Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations are generally based on the creditworthiness of the funding agreement's issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   B. RESTRICTED AND ILLIQUID SECURITIES

   The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. The following are the market value and percentage of net assets of restricted and illiquid securities as of December 31, 2005 (amounts in thousands):

                                                                  MARKET VALUE      %
                                                                  ------------    -----
    Liquid Assets Money Market Fund.............................    $428,730      3.82%

   C. REPURCHASE AGREEMENTS

   The Funds may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

   D. SECURITIES LENDING

   To generate additional income, the Liquid Assets Money Market Fund and the U.S. Government Money Market Fund may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Funds, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Funds on December 6, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

   Under the Securities Lending Agreement, JPMCB acting as agent for the Funds loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Investments.

   Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
   (i) 6 basis points (.06 of 1%), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 11.42 basis points (.1142 of 1%), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 5 basis points (.05 of 1%) for each Loan of U.S. Securities and (ii) 10 basis points (.1 of 1%) for each Loan of non-U.S. Securities, respectively.

   Prior to the effective date of the Securities Lending Agreement with JPMCB, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) served as lending agent. Also, Bank One Trust Company, N.A. served as sub-custodian for the securities lending program and received a subcustody fee based on the value of collateral received from borrowers.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

 64

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   As of December 31, 2005, the following Funds had securities with the following market values on loan, received the following collateral for the year then ended and paid the following amounts to related party affiliates (amounts in thousands):

                                                                   LENDING       MARKET      MARKET VALUE
                                                                    AGENT       VALUE OF      OF LOANED
                                                                  FEES PAID    COLLATERAL     SECURITIES
                                                                  ---------    ----------    ------------
    Liquid Assets Money Market Fund.............................     $--(b)     $ 1,022        $ 1,000
    U.S. Government Money Market Fund...........................       6         98,652         97,032

   ---------------

   (b) Amount rounds to less than $1,000.

   Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

   E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

   F. ALLOCATION OF INCOME AND EXPENSES

   In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution fees and shareholder servicing fees.

   G. FEDERAL INCOME TAXES

   Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

   H. DISTRIBUTIONS TO SHAREHOLDERS

   Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   A. INVESTMENT ADVISORY FEE

   Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is an indirect wholly-owned subsidiary of JPMCB, which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is 0.08%.

   B. ADMINISTRATION FEE

   Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

   The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

   Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Funds' sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' sub-administrator. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator.

   C. DISTRIBUTION FEES

   Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor") (formerly One Group Dealer Services, Inc.), a wholly-owned subsidiary of JPMorgan, serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

   The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Morgan Shares, Class B, Class C and Reserve Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares, Agency Shares, Institutional Shares, Investors Shares and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

                                                                            DISTRIBUTION FEES
                                                           ---------------------------------------------------
                                                           MORGAN    CLASS B    CLASS C     RESERVE    SERVICE
                                                           ------    -------    -------     -------    -------
    Liquid Assets Money Market Fund......................   0.10%     0.75%       0.75%      0.25%      0.60%

    U.S. Government Money Market Fund....................   0.10       n/a         n/a       0.25       0.60

    U.S. Treasury Plus Money Market Fund.................   0.10      0.75        0.75       0.25        n/a

    Municipal Money Market Fund..........................   0.10       n/a         n/a       0.25       0.60

    Michigan Municipal Money Market Fund.................   0.10       n/a         n/a       0.25        n/a

    Ohio Municipal Money Market Fund.....................   0.10       n/a         n/a       0.25        n/a

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

 66

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   In addition, the Distributor is entitled to receive the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Reserve shares for which front-end sales charges have been waived. For the period ended December 31, 2005, the Distributor received the following amounts (in thousands):

                                                                     FRONT END
                                                                    SALES CHARGE    CDSC
                                                                    ------------    ----
    Liquid Assets Money Market Fund.............................        $15         $204

    U.S. Government Money Market Fund...........................         --           --

    U.S. Treasury Plus Market Fund..............................         47           22

    Municipal Money Market Fund.................................         --           --

    Michigan Municipal Money Market Fund........................         --           --

    Ohio Municipal Money Market Fund............................         --           --

   D. SHAREHOLDER SERVICING FEES

   The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

                                                                          CLASS
                               --------------------------------------------------------------------------------------------
                               MORGAN   PREMIER   AGENCY   CLASS B   CLASS C   INSTITUTIONAL   RESERVE   INVESTOR   CAPITAL
                               ------   -------   ------   -------   -------   -------------   -------   --------   -------
    Liquid Assets Money
      Market Fund...........    0.35%    0.30%     0.15%    0.25%     0.25%        0.10%        0.30%      0.35%     0.05%

    U.S. Government Money
      Market Fund...........    0.35     0.30      0.15      n/a       n/a         0.10         0.30        n/a      0.05

    U.S. Treasury Plus Money
      Market Fund...........    0.35     0.30      0.15     0.25      0.25         0.10         0.30       0.35       n/a

    Municipal Money Market
      Fund..................    0.35     0.30      0.15      n/a       n/a         0.10         0.30        n/a       n/a

    Michigan Municipal Money
      Market Fund...........    0.35     0.30       n/a      n/a       n/a          n/a         0.30        n/a       n/a

    Ohio Municipal Money
      Market Fund...........    0.35     0.30       n/a      n/a       n/a          n/a         0.30        n/a       n/a

                               CLASS
                              -------
                              SERVICE
                              -------
    Liquid Assets Money
      Market Fund...........   0.30%
    U.S. Government Money
      Market Fund...........   0.30
    U.S. Treasury Plus Money
      Market Fund...........    n/a
    Municipal Money Market
      Fund..................   0.30
    Michigan Municipal Money
      Market Fund...........    n/a
    Ohio Municipal Money
      Market Fund...........    n/a

   The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of this shareholder servicing fee to such financial intermediaries for performing such services.

   The Distributor waived shareholder servicing fees as outlined in Note 3.F.

   E. CUSTODIAN AND ACCOUNTING FEES

   JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

   Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   F. WAIVERS AND REIMBURSEMENTS

   The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

                                                                           CLASS
                           ------------------------------------------------------------------------------------------------------
                           MORGAN   PREMIER   AGENCY   CLASS B   CLASS C   INSTITUTIONAL   RESERVE   INVESTOR   CAPITAL   SERVICE
                           ------   -------   ------   -------   -------   -------------   -------   --------   -------   -------
    Liquid Assets Money
      Market Fund........   0.59%    0.45%     0.26%    0.97%     0.97%        0.20%        0.70%      0.51%     0.16%     1.00%

    U.S. Government Money
      Market Fund........   0.59     0.39      0.24      n/a       n/a         0.20         0.69        n/a      0.14      1.00

    U.S. Treasury Plus
      Money Market Fund..   0.59     0.45      0.26     0.97      0.97         0.20         0.70       0.51       n/a       n/a

    Municipal Money
      Market Fund........   0.59     0.45      0.26      n/a       n/a         0.20         0.70        n/a       n/a      1.00

    Michigan Municipal
      Money Market Fund..   0.59     0.45       n/a      n/a       n/a          n/a         0.70        n/a       n/a       n/a

    Ohio Municipal Money
      Market Fund........   0.59     0.45       n/a      n/a       n/a          n/a         0.70        n/a       n/a       n/a

   The contractual expense limitation agreements were in effect for the period ended December 31, 2005. The expense limitation percentages in the table above are in place until at least December 31, 2006 except for the Premier Shares, Agency Shares, Reserve Shares and Capital Shares of the U.S. Government Money Market Fund, which are due to expire on February 19, 2006. The expense limitations for the Premier Shares, Agency Shares, Reserve Shares and Capital Shares of the U.S. Government Money Market Fund for the period February 19, 2006 through December 31, 2006 are 0.45%, 0.26%, 0.70% and
   0.16%, respectively.

   For the period ended December 31, 2005, the Funds' service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                                            CONTRACTUAL WAIVERS
                                                                  ---------------------------------------
                                                                                    SHAREHOLDER
                                                                  ADMINISTRATION     SERVICING     TOTAL
                                                                  --------------    -----------    -----
    Liquid Assets Money Market Fund.............................      $1,971          $2,029       $4,000
    U.S. Government Money Market Fund...........................       4,256           2,877        7,133
    U.S. Treasury Plus Money Market Fund........................       1,208           1,529        2,737
    Municipal Money Market Fund.................................         243              47          290
    Michigan Municipal Money Market Fund........................           8              78           86
    Ohio Municipal Money Market Fund............................          17              55           72

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   G. OTHER

   Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrators and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

   During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

   The Funds may use related party brokers/dealers. For the year ended December 31, 2005, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

   The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. CLASS SPECIFIC EXPENSES

   The Funds class specific expenses for the period ended December 31, 2005 are as follows (amounts in thousands):

                                                                                  SHAREHOLDER
                                                                  DISTRIBUTION     SERVICING
                                                                  ------------    -----------
    LIQUID ASSETS MONEY MARKET FUND
      Morgan....................................................     $  188         $   659
      Premier...................................................         --             276
      Agency....................................................         --             279
      Class B...................................................         93              30
      Class C...................................................      1,480             493
      Institutional.............................................         --             872
      Reserve...................................................      4,616           5,540
      Investor..................................................         --           3,118
      Capital...................................................         --             783
      Service...................................................         --(b)           --(b)
                                                                     ------         -------
                                                                     $6,377         $12,050
                                                                     ------         -------

    U.S. GOVERNMENT MONEY MARKET FUND
      Morgan....................................................     $1,252         $ 4,383
      Premier...................................................         --           2,436
      Agency....................................................         --           2,699
      Institutional.............................................         --           2,044
      Reserve...................................................        948           1,137
      Capital...................................................         --           1,067
      Service...................................................         --(b)           --(b)
                                                                     ------         -------
                                                                     $2,200         $13,766
                                                                     ------         -------

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                                                  SHAREHOLDER
                                                                  DISTRIBUTION     SERVICING
                                                                  ------------    -----------
    U.S. TREASURY PLUS MARKET FUND
      Morgan....................................................     $  470         $ 1,645
      Premier...................................................         --           1,834
      Agency....................................................         --             716
      Class B...................................................          7               3
      Class C...................................................        107              36
      Institutional.............................................         --           1,702
      Reserve...................................................      2,118           2,541
      Investor..................................................         --           4,000
                                                                     ------         -------
                                                                     $2,702         $12,477
                                                                     ------         -------

    MUNICIPAL MONEY MARKET FUND
      Morgan....................................................     $   29         $   102
      Premier...................................................         --              76
      Agency....................................................         --              22
      Institutional.............................................         --           1,248
      Reserve...................................................        499             599
      Service...................................................         --(b)           --(b)
                                                                     ------         -------
                                                                     $  528         $ 2,047
                                                                     ------         -------

    MICHIGAN MUNICIPAL MONEY MARKET FUND
      Morgan....................................................     $    5         $    18
      Premier...................................................         --             211
      Reserve...................................................         52              63
                                                                     ------         -------
                                                                     $   57         $   292
                                                                     ------         -------

    OHIO MUNICIPAL MONEY MARKET FUND
      Morgan....................................................     $    2         $     6
      Premier...................................................         --              62
      Reserve...................................................         96             116
                                                                     ------         -------
                                                                     $   98         $   184
                                                                     ------         -------

   ---------------

   (b) Amount rounds to less than one thousand.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

5. CLASS SPECIFIC DISTRIBUTIONS

   The Funds' class specific distributions from net investment income and realized gain on investment transactions for the period ended December 31, 2005 and the year ended June 30, 2005, respectively, are as follows (amounts in thousands):

                                                     PERIOD ENDED 12/31/2005              YEAR ENDED 6/30/05
                                                  ------------------------------    ------------------------------
                                                  NET INVESTMENT    NET REALIZED    NET INVESTMENT    NET REALIZED
                                                      INCOME            GAIN            INCOME            GAIN
                                                  --------------    ------------    --------------    ------------
    LIQUID ASSETS MONEY MARKET FUND
      Morgan..................................       $  6,161            $--           $  1,941           $--
      Premier.................................          3,173            --                 575            --
      Agency..................................          6,580            --               3,480            --
      Class B.................................            349            --                 409            --
      Class C.................................          5,672            --                 968            --
      Institutional...........................         31,594            --              12,611            --
      Reserve.................................         57,676            --              59,449            --
      Investor................................         29,327            --              50,637            --
      Capital.................................         56,808            --              29,353            --
      Service.................................             --(b)         --
                                                     --------            --            --------           ---
                                                     $197,340            $--           $159,423           $--
                                                     ========            ==            ========           ===
    U.S. GOVERNMENT MONEY MARKET FUND
      Morgan..................................       $ 39,655            $--           $ 18,902           $--
      Premier.................................         27,473            --              19,270            --
      Agency..................................         62,813            --              35,370            --
      Institutional...........................         38,182            --              21,940            --
      Reserve.................................         11,631            --               4,685            --
      Capital.................................        151,709            --             116,520            --
      Service.................................             --(b)         --
                                                     --------            --            --------           ---
                                                     $331,463            $--           $216,687           $--
                                                     ========            ==            ========           ===
    U.S. TREASURY PLUS MARKET FUND
      Morgan..................................       $ 14,331            $--           $  5,682           $--
      Premier.................................         19,681            --               9,229            --
      Agency..................................         16,248            --               7,459            --
      Class B.................................             27            --                  31            --
      Class C.................................            383            --                  79            --
      Institutional...........................         60,868            --              14,307            --
      Reserve.................................         25,097            --              24,457            --
      Investor................................         35,751            --              40,343            --
                                                     --------            --            --------           ---
                                                     $172,386            $--           $101,587           $--
                                                     ========            ==            ========           ===
    MUNICIPAL MONEY MARKET FUND
      Morgan..................................       $    631            $--           $    206           $--
      Premier.................................          9,405            --              13,017            --
      Agency..................................            384            --                   2            --
      Institutional...........................          1,985            --                 331            --
      Reserve.................................          4,026            --               4,156            --
      Service.................................             --(b)         --
                                                     --------            --            --------           ---
                                                     $ 16,431            $--           $ 17,712           $--
                                                     ========            ==            ========           ===

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                     PERIOD ENDED 12/31/2005              YEAR ENDED 6/30/05
                                                  ------------------------------    ------------------------------
                                                  NET INVESTMENT    NET REALIZED    NET INVESTMENT    NET REALIZED
                                                      INCOME            GAIN            INCOME            GAIN
                                                  --------------    ------------    --------------    ------------
    MICHIGAN MUNICIPAL MONEY MARKET FUND
      Morgan..................................       $    107            $--           $     73           $--
      Premier.................................          1,575            --               1,819            --
      Reserve.................................            414            --                 557            --
                                                     --------            --            --------           ---
                                                     $  2,096            $--           $  2,449           $--
                                                     ========            ==            ========           ===
    OHIO MUNICIPAL MONEY MARKET FUND
      Morgan..................................       $     39            $--           $     11           $--
      Premier.................................            457            --                 651            --
      Reserve.................................            762            --                 791            --
                                                     --------            --            --------           ---
                                                     $  1,258            $--           $  1,453           $--
                                                     ========            ==            ========           ===

7. BORROWING

   The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order (the "Order") to establish and operate an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

   In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005 and during the period ended December 31, 2005, the Funds had no outstanding borrowings from another fund or from the unsecured uncommitted credit facility.

8. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

   The Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Michigan and Ohio Municipal Money Market Funds primarily invest in issuers in the States of Michigan and Ohio, respectively. The issuer's abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

   From time to time, the Funds' investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase of sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

9. LEGAL MATTERS

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the Trust. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as "market timing" and also "late trading."

   On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the "SEC") and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004. In addition, the Advisor has agreed to undertakings and has commenced implementation relating to among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act") and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former President and chief executive officer of the Trust and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of the Trust and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

   These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds' former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond
   Fund), certain officers of the Trust and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names the Trust as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund's investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

   On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

   On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed.

   In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

   The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

10. BUSINESS COMBINATIONS

   On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and on August 19, 2004, the Board of Trustees of the J.P. Morgan Funds, each approved management's proposal to merge One Group U.S. Government Securities Money Market Fund and JPMorgan U.S. Government Money Market Fund (the "Target Funds") into One Group Government Money Market Fund (the "Acquiring Fund"), JPMorgan Treasury Plus Money Market Fund (the "Target Fund") into One Group U.S. Treasury Securities Money Market Fund (the "Acquiring Fund"), and JPMorgan Liquid Assets Money Market Fund (the "Target Fund") into One Group Prime Money Market Fund (the "Acquiring Fund").

   After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to the value of their holdings in the Target Fund as of the close of business on date of the reorganization.

   The following is a summary of Shares Outstanding, Net Assets and Net Asset Value Per Share immediately before and after the reorganization (amounts in thousands, except per share amounts):

                                                                                               NET ASSET
                                                                                                 VALUE
                                                                    SHARES                        PER
                                                                  OUTSTANDING    NET ASSETS      SHARE
                                                                  -----------    ----------    ---------
    TARGET FUND
      JPMorgan Liquid Assets Money Market Fund
      Morgan Class..............................................      22,164     $   22,165      $1.00
      Premier Class.............................................      56,312     $   56,312      $1.00
      Institutional Class.......................................   1,999,897     $1,999,916      $1.00
      Agency Class..............................................     480,349     $  480,348      $1.00
    ACQUIRING FUND
      One Group Prime Money Market Fund
      Class I...................................................   3,154,348     $3,154,396      $1.00
      Class A...................................................   3,969,494     $3,969,445      $1.00
      Class B...................................................      31,292     $   31,292      $1.00
      Class C...................................................       6,605     $    6,605      $1.00

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

 74

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                                                               NET ASSET
                                                                                                 VALUE
                                                                    SHARES                        PER
                                                                  OUTSTANDING    NET ASSETS      SHARE
                                                                  -----------    ----------    ---------
    POST REORGANIZATION
      JPMorgan Liquid Assets Money Market Fund
      Morgan Class..............................................      22,164     $   22,165      $1.00
      Premier Class.............................................      56,312     $   56,312      $1.00
      Agency Class..............................................     480,349     $  480,348      $1.00
      Class B...................................................      31,292     $   31,292      $1.00
      Class C...................................................       6,605     $    6,605      $1.00
      Reserve Class.............................................   3,969,494     $3,969,445      $1.00
      Investor Class............................................   3,154,348     $3,154,396      $1.00
      Capital Class.............................................   1,999,897     $1,999,916      $1.00
    TARGET FUND
      One Group U.S. Government Securities Money Market Fund
      Class I...................................................     116,106     $  116,103      $1.00
      Class A...................................................     500,579     $  500,579      $1.00
      JPMorgan U.S. Government Money Market Fund
      Morgan Class..............................................   2,602,203     $2,602,083      $1.00
      Premier Class.............................................     718,251     $  718,244      $1.00
      Institutional Class.......................................   2,277,485     $2,277,446      $1.00
      Agency Class..............................................   3,579,738     $3,579,682      $1.00
    ACQUIRING FUND
      One Group Government Money Market Fund
      Class I...................................................   5,228,081     $5,228,081      $1.00
      Class S...................................................     679,751     $  679,755      $1.00
      Administrative Class......................................      64,748     $   64,749      $1.00
    POST REORGANIZATION
      JPMorgan U.S. Government Money Market Fund
      Morgan Class..............................................   2,602,381     $2,602,262      $1.00
      Premier Class.............................................   1,514,108     $1,514,102      $1.00
      Agency Class..............................................   3,644,486     $3,644,431      $1.00
      Institutional Class.......................................   2,277,485     $2,277,446      $1.00
      Reserve Class.............................................     500,400     $  500,400      $1.00
      Capital Class.............................................   5,228,081     $5,228,081      $1.00
    TARGET FUND
      JPMorgan Treasury Plus Money Market Fund
      Morgan Class..............................................     647,035     $  646,969      $1.00
      Premier Class.............................................   1,345,102     $1,345,010      $1.00
      Institutional Class.......................................     648,863     $  648,830      $1.00
      Agency Class..............................................     869,798     $  869,931      $1.00
      Reserve Class.............................................     229,976     $  229,956      $1.00
    ACQUIRING FUND
      One Group U.S. Treasury Securities Money Market Fund
      Class I...................................................   2,401,439     $2,401,406      $1.00
      Class A...................................................   1,714,028     $1,714,061      $1.00
      Class B...................................................       2,418     $    2,417      $1.00
      Class C...................................................         657     $      656      $1.00

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
Continued

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                                                               NET ASSET
                                                                                                 VALUE
                                                                    SHARES                        PER
                                                                  OUTSTANDING    NET ASSETS      SHARE
                                                                  -----------    ----------    ---------
    POST REORGANIZATION
      JPMorgan U.S. Treasury Plus Money Market Fund
      Morgan Class..............................................     647,035     $  646,969      $1.00
      Premier Class.............................................   1,345,102     $1,345,010      $1.00
      Agency Class..............................................     869,798     $  869,931      $1.00
      Class B...................................................       2,418     $    2,417      $1.00
      Class C...................................................         657     $      656      $1.00
      Institutional Class.......................................     648,863     $  648,830      $1.00
      Reserve Class.............................................   1,944,004     $1,944,017      $1.00
      Investor Class............................................   2,401,439     $2,401,406      $1.00

11. SUBSEQUENT EVENTS

   Effective January 13, 2006, the Municipal Money Market Fund launched E*Trade Class Shares.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

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--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                            FUND COMPLEX
POSITIONS WITH                   PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE FUNDS                         DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
--------------------------   -----------------------------   --------------------   -----------------------------
INDEPENDENT TRUSTEES

William J. Armstrong         Retired; Vice President &               118            None.
(1941); Trustee of Trust     Treasurer of Ingersoll-Rand
since 2005; Trustee of       Company (manufacturer of
heritage JPMorgan Funds      industrial equipment)
since 1987.                  (1972-2000).

Roland R. Eppley, Jr.        Retired; President & Chief              118            None.
(1932); Trustee of Trust     Executive Officer, Eastern
since 2005; Trustee of       States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.

John F. Finn                 President and Chief Executive           117*           Director, Cardinal Health,
(1947); Trustee of Trust     Officer of Gardner, Inc.                               Inc (CAH) (1994-present);
since 2005; Trustee of       (wholesale distributor to                              Director, The Crane Group
heritage One Group Mutual    outdoor power equipment                                (2003-present); Chairman, The
Funds since 1998.            industry) (1979- present).                             Columbus Association for the
                                                                                    Performing Arts (CAPA)
                                                                                    (2003-present).

Dr. Matthew Goldstein        Chancellor of the City                  118            Director, Albert Einstein
(1941); Trustee of Trust     University of New York                                 School of Medicine
since 2005; Trustee of       (1999-present); President,                             (1998-present); Director of
heritage JPMorgan Funds      Adelphi University (New York)                          New Plan Excel Realty Trust,
since 2003.                  (1998-1999).                                           Inc. (real estate investment
                                                                                    trust) (2000-present);
                                                                                    Director of Lincoln Center
                                                                                    Institute for the Arts in
                                                                                    Education (1999-present).

Robert J. Higgins (1945);    Retired; Director of                    118            None.
Trustee of Trust since       Administration of the State
2005; Trustee of heritage    of Rhode Island (2003-2004);
JPMorgan Funds since 2002.   President-
                             Consumer Banking and
                             Investment Services, Fleet
                             Boston Financial (1971-2001).

Peter C. Marshall            Self-employed business                  117*           None.
(1942); Trustee of Trust     consultant (2002-present);
since 2005; Trustee of       Senior Vice President, W.D.
heritage One Group Mutual    Hoard, Inc. (corporate parent
Funds since 1994.            of DCI Marketing, Inc.)
                             (2000-2002); President, DCI
                             Marketing, Inc. (1992-2000).

Marilyn McCoy                Vice President of                       117*           Trustee, Mather LifeWays
(1948); Trustee of Trust     Administration and Planning,                           (1994- present); Trustee,
since 2005; Trustee of       Northwestern University                                Carleton College
heritage One Group Mutual    (1985-present).                                        (2003-present).
Funds since 1999.

William G. Morton, Jr.       Retired; Chairman Emeritus              118            Director of Radio Shack
(1937); Trustee of Trust     (2001-2002), and Chairman and                          Corporation (electronics)
since 2005; Trustee of       Chief Executive Officer,                               (1987- present); Director of
heritage JPMorgan Funds      Boston Stock Exchange                                  The National Football
since 2003.                  (1985-2001).                                           Foundation and College Hall
                                                                                    of Fame (1994-present);
                                                                                    Trustee of the Stratton
                                                                                    Mountain School
                                                                                    (2001-present).


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

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--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                            FUND COMPLEX
POSITIONS WITH                   PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE FUNDS                         DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
--------------------------   -----------------------------   --------------------   -----------------------------
Robert A. Oden, Jr.          President, Carleton College             117*           Director, American University
(1946); Trustee of Trust     (2002-present); President,                             in Cairo.
since 2005; Trustee of       Kenyon College (1995-2002).
heritage One Group Mutual
Funds since 1997.

Fergus Reid, III (1932);     Chairman of Lumelite                    118            Trustee of Morgan Stanley
Trustee of Trust             Corporation (plastics                                  Funds (198 portfolios)
(Chairman) since 2005;       manufacturing) (2003-                                  (1995-present).
Trustee (Chairman) of        present); Chairman and Chief
heritage JPMorgan Funds      Executive Officer of Lumelite
since 1987.                  Corporation (1985-2002).

Frederick W. Ruebeck         Advisor, Jerome P. Green &              117*           Director, AMS Group (2001-
(1939); Trustee of Trust     Associates, LLC                                        present); Trustee, Wabash
since 2005; Trustee of       (broker-dealer)                                        College (1988-present);
heritage One Group Mutual    (2002-present); Chief                                  Chairman, Indianapolis
Funds since 1994.            Investment Officer, Wabash                             Symphony Orchestra Foundation
                             College (2004- present);                               (1994-present).
                             self-employed consultant
                             (2000-present); Director of
                             Investments, Eli Lilly and
                             Company (1988-1999).

James J. Schonbachler        Retired; Managing Director of           118            None.
(1943); Trustee of Trust     Bankers Trust Company
since 2005; Trustee of       (financial services)
heritage JPMorgan Funds      (1968-1998).
since 2001.
INTERESTED TRUSTEE

Leonard M. Spalding, Jr.**   Retired; Chief Executive                118            Director, Glenview Trust
(1935); Trustee of Trust     Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of       (investment company)                                   Trustee, St. Catherine
heritage JPMorgan Funds      (1989-1998); President &                               College (1998-present);
since 1998.                  Chief Executive Officer of                             Trustee, Bellarmine
                             Vista Capital Management                               University (2000-present);
                             (investment management)                                Director,
                             (1990-1998); Chief Investment                          Springfield-Washington County
                             Executive of Chase Manhattan                           Economic Development
                             Private Bank (investment                               Authority (1997-present);
                             management) (1990-1998).                               Trustee, Marion and
                                                                                    Washington County, Kentucky
                                                                                    Airport Board (1998-present);
                                                                                    Trustee, Catholic Education
                                                                                    Foundation (2005-present).

------------
 (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees oversees currently includes nine registered investment companies (118 funds).

 * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

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--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                  DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2005)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2005)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.

Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was Vice President of Finance
(2005)                         for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds,
                               prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2005)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President and      was head of Fund Administration - Pooled Vehicles from 2000
Chief Compliance Officer       to 2004. Mr. Ungerman held a number of positions in
(2005)                         Prudential Financial's asset management business prior to
                               2000.
Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.

Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.

Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.

Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.

Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2005)*    Distribution Services, Inc.; From 1999 to 2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration. Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

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JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                  DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc. Mr. Walsh
Assistant Treasurer (2005)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA
   02108.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005
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--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
DECEMBER 31, 2005

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides Information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                 BEGINNING            ENDING
                                                               ACCOUNT VALUE,     ACCOUNT VALUE,      EXPENSES PAID     ANNUALIZED
                                                                JULY 1, 2005     DECEMBER 31, 2005    DURING PERIOD    EXPENSE RATIO
                                                               --------------    -----------------    -------------    -------------
LIQUID ASSETS MONEY MARKET FUND
  Morgan Shares             Actual**.........................    $ 1,000.00         $ 1,016.40           $ 3.00             0.59%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.23           $ 3.01             0.59%

  Premier Shares            Actual**.........................    $ 1,000.00         $ 1,017.10           $ 2.29             0.45%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.94           $ 2.29             0.45%

  Agency Shares             Actual**.........................    $ 1,000.00         $ 1,018.10           $ 1.32             0.26%
                            Hypothetical**...................    $ 1,000.00         $ 1,023.89           $ 1.33             0.26%

  Class B Shares            Actual**.........................    $ 1,000.00         $ 1,014.40           $ 4.93             0.97%
                            Hypothetical**...................    $ 1,000.00         $ 1,020.32           $ 4.94             0.97%

  Class C Shares            Actual**.........................    $ 1,000.00         $ 1,014.40           $ 4.93             0.97%
                            Hypothetical**...................    $ 1,000.00         $ 1,020.32           $ 4.94             0.97%

  Institutional Shares      Actual**.........................    $ 1,000.00         $ 1,018.40           $ 1.02             0.20%
                            Hypothetical**...................    $ 1,000.00         $ 1,024.20           $ 1.02             0.20%

  Reserve Shares            Actual**.........................    $ 1,000.00         $ 1,015.80           $ 3.56             0.70%
                            Hypothetical**...................    $ 1,000.00         $ 1,021.68           $ 3.57             0.70%

  Investor Shares           Actual**.........................    $ 1,000.00         $ 1,016.80           $ 2.59             0.51%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.63           $ 2.60             0.51%

  Capital Shares            Actual**.........................    $ 1,000.00         $ 1,018.60           $ 0.81             0.16%
                            Hypothetical**...................    $ 1,000.00         $ 1,024.40           $ 0.82             0.16%

  Service Shares            Actual*..........................    $ 1,000.00         $ 1,013.30           $ 4.66             1.00%
                            Hypothetical**...................    $ 1,000.00         $ 1,020.16           $ 5.09             1.00%

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED), CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
DECEMBER 31, 2005

                                                                 BEGINNING            ENDING
                                                               ACCOUNT VALUE,     ACCOUNT VALUE,      EXPENSES PAID     ANNUALIZED
                                                                JULY 1, 2005     DECEMBER 31, 2005    DURING PERIOD    EXPENSE RATIO
                                                               --------------    -----------------    -------------    -------------
U.S. GOVERNMENT MONEY MARKET FUND
  Morgan Shares             Actual**.........................    $ 1,000.00         $ 1,016.00           $ 3.00             0.59%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.23           $ 3.01             0.59%
  Premier Shares            Actual**.........................    $ 1,000.00         $ 1,017.10           $ 1.98             0.39%
                            Hypothetical**...................    $ 1,000.00         $ 1,023.24           $ 1.99             0.39%
  Agency Shares             Actual**.........................    $ 1,000.00         $ 1,017.80           $ 1.22             0.24%
                            Hypothetical**...................    $ 1,000.00         $ 1,024.00           $ 1.22             0.24%
  Institutional Shares      Actual**.........................    $ 1,000.00         $ 1,018.00           $ 1.02             0.20%
                            Hypothetical**...................    $ 1,000.00         $ 1,024.20           $ 1.02             0.20%
  Reserve Shares            Actual**.........................    $ 1,000.00         $ 1,015.50           $ 3.51             0.69%
                            Hypothetical**...................    $ 1,000.00         $ 1,021.73           $ 3.52             0.69%
  Capital Shares            Actual**.........................    $ 1,000.00         $ 1,018.30           $ 0.71             0.14%
                            Hypothetical**...................    $ 1,000.00         $ 1,024.50           $ 0.71             0.14%
  Service Shares            Actual*..........................    $ 1,000.00         $ 1,013.10           $ 4.66             1.00%
                            Hypothetical**...................    $ 1,000.00         $ 1,020.16           $ 5.09             1.00%
U.S. TREASURY PLUS MONEY MARKET FUND
  Morgan Shares             Actual**.........................    $ 1,000.00         $ 1,015.50           $ 3.00             0.59%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.23           $ 3.01             0.59%
  Premier Shares            Actual**.........................    $ 1,000.00         $ 1,016.30           $ 2.29             0.45%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.94           $ 2.29             0.45%
  Agency Shares             Actual**.........................    $ 1,000.00         $ 1,017.20           $ 1.32             0.26%
                            Hypothetical**...................    $ 1,000.00         $ 1,023.89           $ 1.33             0.26%
  Class B Shares            Actual**.........................    $ 1,000.00         $ 1,013.60           $ 4.92             0.97%
                            Hypothetical**...................    $ 1,000.00         $ 1,020.32           $ 4.94             0.97%
  Class C Shares            Actual**.........................    $ 1,000.00         $ 1,013.60           $ 4.92             0.97%
                            Hypothetical**...................    $ 1,000.00         $ 1,020.32           $ 4.94             0.97%
  Institutional Shares      Actual**.........................    $ 1,000.00         $ 1,017.50           $ 1.02             0.20%
                            Hypothetical**...................    $ 1,000.00         $ 1,024.20           $ 1.02             0.20%
  Reserve Shares            Actual**.........................    $ 1,000.00         $ 1,015.00           $ 3.56             0.70%
                            Hypothetical**...................    $ 1,000.00         $ 1,021.68           $ 3.57             0.70%
  Investor Shares           Actual**.........................    $ 1,000.00         $ 1,016.00           $ 2.59             0.51%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.63           $ 2.60             0.51%
MUNICIPAL MONEY MARKET FUND
  Morgan Shares             Actual**.........................    $ 1,000.00         $ 1,010.80           $ 2.99             0.59%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.23           $ 3.01             0.59%
  Premier Shares            Actual**.........................    $ 1,000.00         $ 1,011.50           $ 2.28             0.45%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.94           $ 2.29             0.45%
  Agency Shares             Actual**.........................    $ 1,000.00         $ 1,012.50           $ 1.32             0.26%
                            Hypothetical**...................    $ 1,000.00         $ 1,023.89           $ 1.33             0.26%
  Institutional Shares      Actual**.........................    $ 1,000.00         $ 1,012.80           $ 1.01             0.20%
                            Hypothetical**...................    $ 1,000.00         $ 1,024.20           $ 1.02             0.20%
  Reserve Shares            Actual**.........................    $ 1,000.00         $ 1,010.20           $ 3.55             0.70%
                            Hypothetical**...................    $ 1,000.00         $ 1,021.68           $ 3.57             0.70%
  Service Shares            Actual*..........................    $ 1,000.00         $ 1,008.20           $ 4.65             1.00%
                            Hypothetical**...................    $ 1,000.00         $ 1,020.16           $ 5.09             1.00%

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

 82

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED), CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
DECEMBER 31, 2005

                                                                 BEGINNING            ENDING
                                                               ACCOUNT VALUE,     ACCOUNT VALUE,      EXPENSES PAID     ANNUALIZED
                                                                JULY 1, 2005     DECEMBER 31, 2005    DURING PERIOD    EXPENSE RATIO
                                                               --------------    -----------------    -------------    -------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
  Morgan Shares             Actual**.........................    $ 1,000.00         $ 1,010.60           $ 2.99             0.59%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.23           $ 3.01             0.59%
  Premier Shares            Actual**.........................    $ 1,000.00         $ 1,011.30           $ 2.28             0.45%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.94           $ 2.29             0.45%
  Reserve Shares            Actual**.........................    $ 1,000.00         $ 1,010.00           $ 3.55             0.70%
                            Hypothetical**...................    $ 1,000.00         $ 1,021.68           $ 3.57             0.70%
OHIO MUNICIPAL MONEY MARKET FUND
  Morgan Shares             Actual**.........................    $ 1,000.00         $ 1,010.50           $ 2.99             0.59%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.23           $ 3.01             0.59%
  Premier Shares            Actual**.........................    $ 1,000.00         $ 1,011.20           $ 2.28             0.45%
                            Hypothetical**...................    $ 1,000.00         $ 1,022.94           $ 2.29             0.45%
  Reserve Shares            Actual**.........................    $ 1,000.00         $ 1,009.90           $ 3.55             0.70%
                            Hypothetical**...................    $ 1,000.00         $ 1,021.68           $ 3.57             0.70%

------------
 * Beginning account value as of July 15, 2005 (Commencement of offering of Service Class shares) and expenses paid during the period from July 15, 2005 through December 31, 2005.

** Beginning account value as of July 1, 2005 and expenses paid during the period from July 1, 2005 through December 31, 2005.

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------
BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Advisor of the Funds' performance. The Advisor also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR
The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor's senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees specifically considered the systems and processes utilized by the Advisor to minimize each Fund's exposure to credit and interest rate risks for the money market funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits to the Funds of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to concerns raised by them, including the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR
At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

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JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain non-affiliated subadvisors continued to benefit from such soft dollar arrangements.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE FUNDS' SENIOR OFFICER
The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.

FEES RELATIVE TO ADVISOR'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Advisor's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance

JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMORGAN MONEY MARKET FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

information provided for each of the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

With respect to the Money Market Funds, the Trustees considered the Lipper performance data provided for each of the Money Market Funds. They noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund's gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund's gross performance information for its most recent one-year period. The Trustees found that such performance for each Money Market Fund was satisfactory or better.

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that each Money Market Fund's contractual advisory fee was in the first quintile of each Fund's Peer Group and the net advisory fee was in the first quintile of each Fund's Universe Group and concluded that the advisory fee was reasonable.

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

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JPMORGAN FUNDS      MONEY MARKET FUNDS SEMI-ANNUAL REPORT      December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http: //www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds' website at www.jpmorganfunds.com.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


                                                            [JPMORGAN LOGO]
TOG-F-040 (2/06)                                            ASSET MANAGEMENT

                               SEMI-ANNUAL REPORT
                 SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)



                                 JPMorgan Funds



                                Income
                                Funds

                                JPMorgan Core Bond Fund
                                JPMorgan Core Plus Bond Fund
                                JPMorgan Government Bond Fund
                                JPMorgan High Yield Bond Fund
                                JPMorgan Intermediate Bond Fund
                                JPMorgan Mortgage-Backed Securities Fund
                                JPMorgan Short Duration Bond Fund
                                JPMorgan Treasury & Agency Fund
                                JPMorgan Ultra Short Term Bond Fund





                                                                 [JPMORGAN LOGO]

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

President's Letter .........................................    2

Portfolio Performance Review ...............................    3

Schedules of Portfolio Investments .........................   22

Statements of Assets and Liabilities .......................  137

Statements of Operations ...................................  139

Statements of Changes in Net Assets ........................  141

Financial Highlights .......................................  148

Notes to Financial Statements ..............................  158

Trustees ...................................................  171

Officers ...................................................  173

Schedule of Shareholder Expenses ...........................  175

Board Approval of Renewal of Investment Advisory
   Agreements ..............................................  178


HIGHLIGHTS

- Economy shows its resilience.

- Bond performance lackluster.

- Long-term rates up, but curve still flat.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 2

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan Income Funds for the six months ended December 31, 2005. Inside you'll find in-depth information on some of our fixed income funds along with an update from the portfolio management team.

ECONOMY SHOWS ITS RESILIENCE
Despite multiple signs of cooling in the housing market, the economy continued to display resilience as 2005 drew to a close. Third-quarter gross domestic product (GDP) growth, originally reported as 3.8%, was revised to 4.1% annualized, representing the fastest growth rate since the first quarter of 2004.

In addition, the labor market gained momentum as effects from the devastating hurricane season dwindled in the fourth quarter. Jobless claims declined steadily throughout the year, and the nation's unemployment rate finished 2005 at 4.9%, compared to 5.4% in December 2004. Perhaps the most robust sector proved to be manufacturing, as the Institute for Supply Management (ISM) manufacturing survey remained at elevated levels throughout most of 2005.

BOND PERFORMANCE LACKLUSTER
Overall, the taxable and tax-exempt bond markets remained lethargic in the period, with little movement beyond the short end of the yield curve. Concerns about the magnitude of the Federal Reserve's tightening campaign, the economic impact of higher energy prices and the possibility of higher inflation kept many investors out of the market. In addition, the flattening of the yield curve and a lack of valuation did little to inspire investors.

During the six months, the Fed continued to raise its target rate for overnight lending at a steady and "measured" pace. At each of its four meetings between July 1 and December 31, the Fed raised rates by 25 basis points (bps). The fed funds rate began the period at 3.25% and ended at 4.25%.

LONG-TERM RATES UP, BUT CURVE STILL FLAT
The U.S. Treasury yield curve continued to flatten in the fourth quarter on the tail of additional rate hikes. The market even witnessed a slight yield curve inversion at year-end, as the spread between two years and 10 years was -1 bp. The U.S. Treasury yield curve flattened for each of the past eight quarters. Yields on longer-term bonds headed upward in the second half of 2005, but at a muted pace. For example, the yield on the two-year Treasury increased 75 bps in the six-month period, while the yield on the 10-year Treasury increased 45 bps.

To see the full impact of the curve flattening, one needs to look at interest rate changes for the entire year. For 2005, the two-year Treasury increased by more than 133 bps, while the 10-year Treasury rose by only 29 bps. The long end of the curve, as represented by the 30-year Treasury, actually declined by approximately 30 bps. The flattening trend equated to positive returns for portfolios exhibiting barbell strategies.

Broad market indexes, such as the Lehman Brothers Aggregate Bond Index, posted positive total returns in 2005 ending the year at 2.43%. This represents the sixth-consecutive year of positive returns, but the lowest since 1999.

The yield curve continues to be vulnerable to with inversion as the two- and 10-year Treasuries hover at the 4.40% level. If the flat curve persists, liquidity could suffer, as traditional "carry" investors leave the market(1), and wider spreads may emerge. But if rates stabilize and core inflation remains under control, the stage could be set for a decent market recovery.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

(1) "Carry" investors are those who take advantage of lower short-term rates versus higher long-term rates by borrowing short and lending, or investing, long to pick up the yield difference.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE PORTFOLIO PERFORM?
The JPMorgan Core Bond Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities, returned (0.10)% (Select Class Shares) for the six months ended December 31, 2005.* This compared to the (0.08)% return of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
Interest rates across the yield curve ratcheted higher during the six-month period ended December 31, 2005, as the economy continued to show signs of strength. By year-end, the yield curve flattened to the point of inversion, with the two-year Treasury trading at 4.40%, one basis point higher than the 10-year Treasury.

This scenario created a challenging environment for fixed income investors. As interest rates marched higher, the resulting pricing losses for bonds wiped out most of the gains from income which had a negative impact on the Fund's performance. Given the increase in interest rates, the Fund's shorter duration was a positive influence on relative performance. As of December 31, the Fund's duration was 4.38 years, compared to 4.57 years for the Lehman Brothers Aggregate Bond Index.

The spread sectors turned in mixed results, as asset-backed securities outperformed comparable duration Treasuries and most corporate and mortgage securities underperformed. In the credit sector, industrial bonds underperformed other sub-sectors, primarily because bondholders became wary of event risk and shareholder-friendly actions in this segment of the market. The Fund benefited from maintaining an underweight in the industrial sector of the corporate bond market.

HOW WAS THE PORTFOLIO MANAGED?
The Fund remained overweight in the mortgage- and asset-backed sectors and underweight in corporate securities and agencies. In the mortgage sector, we favored well-structured collateralized mortgage obligations (CMOs). In the corporate sector, we maintained a bias toward financial credits and an underweight in lower-rated credits. Our relative overweight to the MBS sector detracted slightly from performance during the second half of 2005, as spreads widened. Our underweight in corporate bonds, particularly lower-rated securities, was favorable, as spreads on corporate bonds widened.

We continued to favor the 10- to 20-year portion of the yield curve over the 30-year segment. Given the flattening of the yield curve during the six months, our underweight in long-term securities was a negative influence on performance.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
Although spreads have widened, they remain at expensive levels. In the mortgage sector, we continue to favor mortgage-backed securities over agency debentures and seasoned mortgages over new issues. Within the corporate sector, we expect companies to continue courting stockholders with share buybacks, special dividends and other shareholder-friendly actions. At the same time, default rates are projected to rise in 2006. The likelihood of increased name-specific event risk makes us selective among issuers, particularly in the BBB-rated segment.

We remain comfortable with maintaining a slightly shorter-than-benchmark duration, due to ambiguity surrounding the Federal Reserve's intentions, combined with the flat yield curve and the Fund's yield advantage.

FUND FACTS
Fund Inception .............................................  June 1, 1991
Fiscal Year End.............................................  June 30
Net Asset as of 12/31/05 (in Thousands) ....................  $3,899,382
Primary Benchmark ..........................................  Lehman Brothers Aggregate Bond Index
Duration ...................................................  4.4

---------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 4

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

QUALITY BREAKDOWN**
Government/Agency..................   69.7%
AAA................................   15.9%
AA.................................    2.2%
A..................................    6.9%
BBB................................    3.9%
BB.................................    1.2%
CCC................................    0.2%

PORTFOLIO COMPOSITION**
Collateralized Mortgage
  Obligations......................   44.1%
U.S. Treasury Obligations..........   21.2%
Corporate Bond.....................   13.9%
Mortgage Pass-Through Securities...    7.4%
Asset-Backed Securities............    4.2%
U.S. Government Agencies...........    1.3%
Commercial Mortgage Backed
  Securities.......................    0.7%
Foreign Governments................    0.6%
Municipal Bonds....................    0.1%
Supranational......................    0.0%***
Short-Term Investments.............    6.8%
Investments of Cash Collateral on
  Securities Loaned................    5.7%

---------------

 ** As of 12/31/05. The Fund's composition is subject to change. Quality breakdown percentages are based on total investments. Portfolio composition percentages are based on net assets.

*** Rounds to less than 0.1%.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A Shares                                                  5/1/92
    Without Sales Charge                                                            2.00%        5.68%          6.12%
    With Sales Charge*                                                             (2.63)%       4.70%          5.63%
----------------------------------------------------------------------------------------------------------------------
  Class B Shares                                                 8/26/96
    Without CDSC                                                                    1.34%        5.01%          5.47%
    With CDSC**                                                                    (3.66)%       4.67%          5.47%
----------------------------------------------------------------------------------------------------------------------
  Class C Shares                                                 3/22/99
    Without CDSC                                                                    1.33%        4.99%          5.43%
    With CDSC***                                                                    0.33%        4.99%          5.43%
----------------------------------------------------------------------------------------------------------------------
  Select Class Shares                                             6/1/91            2.27%        5.94%          6.37%
----------------------------------------------------------------------------------------------------------------------
  Ultra Class Shares                                             2/22/05            2.45%        5.98%          6.39%
----------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 4.50%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period,
    2% CDSC for the five year period and 0% CDSC for the period thereafter.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                                            LEHMAN BROTHERS AGGREGATE   LIPPER INTERMEDIATE U.S.
                                                      SELECT CLASS                 BOND INDEX             GOVERNMENT FUND INDEX
                                                      ------------          -------------------------   ------------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1050760                     1036150                     1030120
12/97                                                    1155120                     1136490                     1117940
12/98                                                    1249950                     1235070                     1209300
12/99                                                    1239080                     1224810                     1192560
12/00                                                    1389190                     1367270                     1325740
12/01                                                    1515110                     1482430                     1426330
12/02                                                    1670070                     1634670                     1568860
12/03                                                    1736520                     1701780                     1603250
12/04                                                    1812980                     1775620                     1649150
12/05                                                    1854055                     1818712                     1679705

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data for periods prior to March 22, 1999, includes the performance of the Pegasus Bond Fund and its predecessor. Historical performance shown for Class B, C, and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior class performance (except for Ultra) has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, Lehman Brothers Aggregate Bond Index, and the Lipper Intermediate U.S. Government Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Lipper Intermediate U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 6

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE PORTFOLIO PERFORM?
The JPMorgan Core Plus Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities returned 0.18% (Select Class Shares) for the six months ended December 31, 2005.* This compared to the (0.08)% return of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
In general, interest rates increased during the six-month period. At the same time, the Treasury yield curve continued to flatten, as yields on shorter-term notes increased at a greater pace than yields on longer-term notes and bonds. The higher interest rate environment adversely affected the price performance of most fixed income investments.

HOW WAS THE PORTFOLIO MANAGED?
We attempted to add value to the Fund by conducting rigorous sector and security analysis to uncover attractive long-term opportunities. The Fund's sector allocations changed little during the period, with a slight increase in mortgage-backed securities and a small decline in the allocation to Treasury notes and bonds. We maintained the Fund's overweight in corporate bonds. Spreads among corporate bonds widened marginally during the period, but they remained relatively narrow. We kept the Fund's duration slightly shorter than that of the benchmark. This strategy was a positive influence on performance in the rising-rate environment.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
We will continue to analyze opportunities in the government, mortgage, asset-backed, corporate, high-yield and international markets, searching for issues and issuers with attractive long-term relative return prospects. In general, we are focusing on intermediate-term, investment-grade corporate securities, mortgage-backed securities with relatively attractive prepayment characteristics, high-quality international bonds and high-yield securities at the higher end of the quality spectrum.

FUND FACTS
Fund Inception .............................................  March 5, 1993
Fiscal Year End ............................................  June 30
Net Asset as of 12/31/05 (in Thousands) ....................  $1,294,653
Primary Benchmark ..........................................  Lehman Brothers Aggregate Bond Index
Duration ...................................................  4.4

QUALITY BREAKDOWN**
Government/Agency..................  53.7%
AAA................................  13.1%
AA.................................   3.3%
A..................................  14.1%
BBB................................   7.8%
BB.................................   5.2%
CCC................................   2.8%

PORTFOLIO COMPOSITION**
Corporate Bonds....................  32.6%
Collateralized Mortgage
  Obligations......................  28.7%
U.S. Treasury Obligations..........  15.2%
Mortgage Pass-Through Securities...   8.0%
U.S. Government Agency
  Securities.......................   5.1%
Asset Backed Securities............   3.9%
Commercial Mortgage Backed
  Securities.......................   0.6%
Municipal Bonds....................   0.3%
Foreign Government Securities......   0.3%
Common Stocks......................   0.2%
Loan Participations................   0.2%
Preferred Stocks...................   0.1%
Warrants...........................   0.0%***
Short-Term Investments.............   4.3%
Investments of Cash Collateral On
  Securities Loaned................  10.4%

------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** As of 12/31/05. The Fund's composition is subject to change. Quality breakdown percentages are based on total investments. Portfolio composition percentages are based on net assets.

*** Rounds to less than 0.1%.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A Shares                                                  3/5/93
    Without Sales Charge                                                             2.48%        5.44%         5.42%
    With Sales Charge*                                                             (2.08)%        4.49%         4.93%
----------------------------------------------------------------------------------------------------------------------
  Class B Shares                                                 5/31/95
    Without CDSC                                                                     1.95%        4.80%         4.85%
    With CDSC**                                                                    (3.05)%        4.46%         4.85%
----------------------------------------------------------------------------------------------------------------------
  Class C Shares                                                 5/30/00
    Without CDSC                                                                     1.95%        4.82%         4.73%
    With CDSC***                                                                     0.95%        4.82%         4.73%
----------------------------------------------------------------------------------------------------------------------
  Select Class Shares                                             3/5/93            2.73%         5.71%         5.71%
----------------------------------------------------------------------------------------------------------------------
  Ultra Class Shares                                             2/22/05            2.94%         5.76%         5.73%
----------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 4.50%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period,
    2% CDSC for the five year period and 0% CDSC for the period thereafter.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE

                         VALUE OF $1,000,000 INVESTMENT
[LINE GRAPH]

                                                                                                           LIPPER INTERMEDIATE
                                                                            LEHMAN BROTHERS AGGREGATE     INVESTMENT GRADE FUND
                                                      SELECT CLASS                 BOND INDEX                     INDEX
                                                      ------------          -------------------------     ---------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1031400                     1036150                     1034340
12/97                                                    1123110                     1136490                     1125240
12/98                                                    1210640                     1235070                     1213880
12/99                                                    1196620                     1224810                     1202100
12/00                                                    1319200                     1367270                     1329230
12/01                                                    1416980                     1482430                     1438590
12/02                                                    1535310                     1634670                     1558110
12/03                                                    1622070                     1701780                     1642440
12/04                                                    1695480                     1775620                     1712830
12/05                                                    1741714                     1818712                     1752283

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data includes the performance of the Pegasus Multi-Sector Bond Fund and its predecessors for the period before its consolidation with JPMorgan Core Plus Bond Fund on March 22, 1999. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, Lehman Brothers Aggregate Bond Index, and the Lipper Intermediate Investment Grade Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Lipper Intermediate Investment Grade Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 8

JPMORGAN GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE PORTFOLIO PERFORM?
The JPMorgan Government Bond Fund, which seeks a high level of current income with liquidity and safety of principal, returned (0.27)% (Select Class Shares) for the six months ended December 31, 2005.* This compared to the (0.27)% return of the Fund's benchmark, the Lehman Brothers U.S. Government Bond Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
Interest rates increased across the yield curve in the six-month period. The yield on the two-year Treasury increased 77 basis points (bps), while the yield on the 30-year Treasury was up 35 bps. The difference in the magnitude of the rate increases led to a flattening of the yield curve, as the spread between the two-year and 30-year Treasury narrowed from 56 bps on June 30 to 13 bps on December 31. The rising-rate environment caused bond prices to slide in the period. Yields, on the other hand, increased.

HOW WAS THE PORTFOLIO MANAGED?
We continued to focus on security selection as our primary strategy, and our specific selections in all sectors of the government bond market, which contributed positively to the Fund's six-month return. Specifically, we continued to overweight mortgages in general and well-structured collateralized mortgage obligations (CMOs) in particular. We also underweighted agency securities and Treasury notes and overweighted Treasury strips. The Fund's duration remained within our target range of 5 to 5.25 years throughout the period.

WHAT IS YOUR MARKET OUTLOOK?
The yield curve continued to be vulnerable to inversion, as the two-year and 10-year Treasuries hovered at the 4.40% level at year-end. If the flat curve persists, liquidity could suffer, leading to wider spreads. Although spreads have widened from the historically tight levels of last summer, they remain relatively expensive. In the mortgage sector, we continue to favor mortgage-backed securities over agency debentures and seasoned mortgages over new issues.

FUND FACTS
Fund Inception .............................................  February 8, 1993
Fiscal Year End ............................................  June 30
Net Asset as of 12/31/05 (in Thousands) ....................  $1,058,991
Primary Benchmark ..........................................  Lehman Brothers U.S. Government Bond Index
Duration ...................................................  5.4

QUALITY BREAKDOWN**
Government/Agency..................   100%

PORTFOLIO COMPOSITION**
Collateralized Mortgage
  Obligations......................  39.5%
U.S. Treasury Obligations..........  33.1%
Mortgage Pass-Through Securities...  12.6%
U.S. Government Agencies...........  11.6%
Short-Term Investments.............   2.9%
Investments of Cash Collateral for
  Securities Loaned................  16.5%

------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** As of 12/31/05. The Fund's composition is subject to change. Quality breakdown percentages are based on total investments. Portfolio composition percentages are based on net assets.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------------
                                                                                                AVERAGE ANNUAL TOTAL
                                                                                             RETURNS AS OF DECEMBER 31,
                                                                                                        2005
----------------------------------------------------------------------------------------------------------------------------
                                                                      INCEPTION
                                                                    DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------------
 Class A Shares                                                         3/5/93
 Without Sales Charge                                                                      3.06%       5.53%           5.65%
 With Sales Charge*                                                                       (1.60)%      4.56%           5.16%
----------------------------------------------------------------------------------------------------------------------------
 Class B Shares                                                        1/14/94
 Without CDSC                                                                              2.34%       4.83%           5.12%
 With CDSC**                                                                              (2.66)%      4.50%           5.12%
----------------------------------------------------------------------------------------------------------------------------
 Class C Shares                                                        3/22/99
 Without CDSC                                                                              2.35%       4.83%           4.92%
 With CDSC***                                                                              1.35%       4.83%           4.92%
----------------------------------------------------------------------------------------------------------------------------
 Select Class Shares                                                    2/8/93             3.29%       5.78%           5.91%
----------------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 4.50%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                                                                           LIPPER INTERMEDIATE
                                                                            LEHMAN BROTHERS AGGREGATE     INVESTMENT GRADE FUND
                                                      SELECT CLASS                 BOND INDEX                     INDEX
                                                      ------------          -------------------------     ---------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1025880                     1027730                     1021590
12/97                                                    1126040                     1126160                     1114680
12/98                                                    1218710                     1237100                     1202160
12/99                                                    1197310                     1209320                     1170060
12/00                                                    1341400                     1369370                     1308920
12/01                                                    1436980                     1468490                     1396220
12/02                                                    1600550                     1637350                     1535520
12/03                                                    1641200                     1676140                     1562330
12/04                                                    1719760                     1734430                     1614820
12/05                                                    1776350                     1780410                     1655260

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on February 8, 1993. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Government Bond Index represents the performance of securities issued by the U.S. Government. The Lipper General U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 10

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE PORTFOLIO PERFORM?
The JPMorgan High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated.* Capital appreciation is a secondary objective. The Fund returned 2.08% (Select Class Shares) for the six months ended December 31, 2005. This compared to the 1.79% return of its benchmark, the Lehman Brothers High Yield Index, 2% Issuer Constrained.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
Activity in the high-yield market was similar to that of most fixed income and equity markets during the period. The increasing federal funds rate, higher long-term interest rates, volatile equity markets, rising energy costs and fears of inflation dampened investor sentiment and returns. From a fundamental standpoint, issuers continued to report overall stable results. However, we expect pressures on certain industry segments, including autos and paper, to be more prevalent.

HOW WAS THE PORTFOLIO MANAGED?
Throughout the six-month period, we continued to upgrade the Fund's credit quality while maintaining its competitive yield. For the past 21 months, the Fund has benefited from being market weighted in the "CCC" credit-quality segment. We continued to transition a portion of this exposure to issuers with "B" and "BB" credit ratings to reduce overall credit risk. We took advantage of the market sell-off in September and October to accelerate this process by purchasing some higher-rated bonds at reasonable yields. We expect to continue this upgrade process into 2006.

We also attempted to manage risk by maintaining broad portfolio diversification. The Fund owned investments in 290 issuers representing 45 industries. We also attempted to avoid deteriorating credits. We may purchase securities experiencing credit difficulties, if we believe that they represent an attractive opportunity.

We continued to build and maintain a core portfolio of stable or improving companies to provide income and relative stability. We selectively invested the rest of the portfolio in securities we believed to be undervalued, trading at discount and offering greater total return potential than the market as a whole.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
The underlying fundamentals in the high-yield market appear positive. Expectations for economic activity, interest rates, inflation and default rates may promote a favorable environment for higher-return, higher-risk credit spreads. Although the auto, airline and paper sectors are experiencing fundamental problems, we expect to selectively invest in these areas to take advantage of the sell-off. Because credit spreads have tightened from their cyclical highs, we plan to maintain our credit-upgrade process, while continuing to seek a competitive yield and an attractive total return.

FUND FACTS
Fund Inception ..........................................  November 13, 1998
Fiscal Year End .........................................  June 30
Net Asset as of 12/31/05 (in Thousands) .................  $1,136,840
Primary Benchmark .......................................  Lehman Brothers High Yield Index, 2% Issuer Constrained
Duration ................................................  4.1

PORTFOLIO COMPOSITION**
Corporate Bonds....................  87.6%
Loan Participations................   7.0%
Convertible Bonds..................   0.7%
Common Stocks......................   0.7%
Preferred Stocks...................   0.7%
Warrants...........................   0.1%
Short-Term Investments.............   4.2%
Investments of Cash Collateral On
  Securities Loaned................  21.9%

------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** As of 12/31/05. The Fund's composition is subject to change. Portfolio composition percentages are based on net assets.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL TOTAL RETURNS AS
                                                                                                 OF DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION
                                                                 DATE OF CLASS        1 YEAR        5 YEAR        SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
 Class A Shares                                                    11/13/98
   Without Sales Charge                                                                 2.69%        8.26%             5.74%
   With Sales Charge*                                                                  (1.91)%       7.27%             5.06%
---------------------------------------------------------------------------------------------------------------------------------
 Class B Shares                                                    11/13/98
   Without CDSC                                                                         2.07%        7.55%             5.08%
   With CDSC**                                                                        (2.93)%        7.25%             5.08%
---------------------------------------------------------------------------------------------------------------------------------
 Class C Shares                                                     3/22/99
   Without CDSC                                                                         2.07%        7.55%             5.08%
   With CDSC***                                                                         1.07%        7.55%             5.08%
---------------------------------------------------------------------------------------------------------------------------------
 Select Class Shares                                               11/13/98             3.04%        8.55%             6.03%
---------------------------------------------------------------------------------------------------------------------------------
 Ultra Class Shares                                                 2/22/05             3.00%        8.54%             6.03%
---------------------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 4.50%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE
[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                               LEHMAN BROTHERS HIGH
                                                                 YIELD, 2% ISSUER     LEHMAN BROTHERS HIGH    LIPPER HIGH YIELD
                                            SELECT CLASS           CONSTRAINED            YIELD INDEX          BOND FUND INDEX
                                            ------------       --------------------   --------------------    -----------------
11/98                                         1000000                1041500                1041500                1001800
12/98                                         1011660                1042650                1042650                1004810
12/99                                         1044670                1067590                1067330                 968191
12/00                                         1007740                1005760                1004780                1013950
12/01                                         1061640                1060690                1057800                1058340
12/02                                         1050020                1058130                1043350                1118740
12/03                                         1324070                1362670                1345590                1195000
12/04                                         1473800                1514430                1495320                1269220
12/05                                         1518604                1556157                1536236                1349784

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on November 13, 1998. Historical performance shown for Class C Shares prior to its inception is based on the performance of Class B Shares and Ultra Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan High Yield Bond Fund, Lehman Brothers High Yield Index, 2% Issuer Constrained, Lehman Brothers High Yield Index, and the Lipper High Yield Bond Fund Index. The index for the Fund has changed from the Lehman Brothers High Yield Index to the Lehman Brothers High Yield Index, 2% Issuer Constrained in order to better represent investment policies for comparison purposes. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers High Yield Index, 2% Issuer Constrained is comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The Lehman Brothers High Yield Index represents the performance of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Lipper High Yield Bond Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 12

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE PORTFOLIO PERFORM?
The JPMorgan Intermediate Bond Fund, which seeks current income consistent with the preservation of capital by investing in high- and medium-grade income securities with intermediate maturities, returned (0.02)% (Select Class Shares) for the six months ended December 31, 2005.* This compared to the (0.01)% return for the Fund's benchmark index, the Lehman Brothers Intermediate
Government/Credit Bond Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
Interest rates increased across the yield curve during the six-month period. The yield on the two-year Treasury increased 77 basis points (bps), while the yield on the 30-year Treasury was up 35 bps. The difference in the magnitude of the rate increases led to a flattening of the yield curve, as the spread between the two-year and 30-year Treasury narrowed from 56 bps on June 30, 2005 to 13 bps on December 31, 2005. The rising-rate environment caused bond prices to slide during the period which had a negative impact on the Fund's performance. Yields, on the other hand, increased.

HOW WAS THE PORTFOLIO MANAGED?
The Fund remained overweight in the mortgage sector and underweight in corporate securities and agencies. Within the mortgage sector, we favored well-structured collateralized mortgage obligations (CMOs). Our overweight within the ABS sector contributed to performance while the Fund's overweight in MBS slightly detracted from performance. In the corporate sector, we maintained a bias toward financial credits and an underweight to lower-rated credits. In the credit sector, industrial bonds underperformed other sub-sectors as bondholders became wary of event risk and shareholder friendly actions in this segment of the market. In terms of interest rate risk, we maintained a shorter duration than the benchmark. This strategy was a positive influence on performance in the rising-rate environment.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
The yield curve continued to be vulnerable to inversion, as the two-year and 10-year Treasuries hovered at the 4.40% level at year-end. If the flat curve persists, liquidity could suffer, leading to wider spreads.

Although spreads have widened from the historically tight levels of last summer, they remain expensive. In the mortgage sector, we continue to favor mortgage-backed securities over agency debentures and seasoned mortgages over new issues. Within the corporate sector, we expect that share buybacks, special dividends and other shareholder-friendly actions are likely to continue. At the same time, default rates are projected to rise in 2006. Given the likelihood of increased name-specific event risk, we remain selective among issuers, particularly in the BBB quality segment.

FUND FACTS
Fund Inception ......................................   June 1, 1991
Fiscal Year End .....................................   June 30
Net Asset as of 12/31/05 (in Thousands) .............   $1,386,977
Primary Benchmark ...................................   Lehman Brothers Intermediate Government/Credit Bond Index
Duration ............................................   3.6

QUALITY BREAKDOWN**
Government/Agency..................  67.6%
AAA................................  11.1%
AA.................................   3.3%
A..................................  12.2%
BBB................................   4.1%
BB.................................   1.3%
CCC................................   0.4%

PORTFOLIO COMPOSITION**
Collateralized Mortgage
  Obligations......................  44.5%
Corporate Bonds....................  21.3%
U.S. Treasury Obligations..........  19.2%
Mortgage Pass-Through Securities...   3.6%
Asset-Backed Securities............   2.9%
Commercial Mortgage Backed
  Securities.......................   1.1%
U.S. Government Agencies...........   1.0%
Foreign Governments................   0.4%
Supranational......................   0.0%***
Short-Term Investments.............   5.4%
Investments of Cash Collateral for
  Securities Loaned................   7.1%

------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** As of 12/31/05. The Fund's composition is subject to change. Quality breakdown percentages are based on total investments. Portfolio composition percentages are based on net assets.

*** Rounds to less than 0.1%.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------------
                                                                                                AVERAGE ANNUAL TOTAL
                                                                                             RETURNS AS OF DECEMBER 31,
                                                                                                        2005
----------------------------------------------------------------------------------------------------------------------------
                                                                      INCEPTION
                                                                    DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------------
 Class A Shares                                                         5/1/92
   Without Sales Charge                                                                    1.75%       5.21%          5.70%
   With Sales Charge*                                                                    (2.87)%       4.25%          5.22%
----------------------------------------------------------------------------------------------------------------------------
 Class B Shares                                                        9/23/96
   Without CDSC                                                                            1.11%       4.54%          5.02%
   With CDSC**                                                                            (3.89)%      4.20%          5.02%
----------------------------------------------------------------------------------------------------------------------------
 Class C Shares                                                        3/22/99
   Without CDSC                                                                            1.20%       4.55%          4.99%
   With CDSC***                                                                            0.20%       4.55%          4.99%
----------------------------------------------------------------------------------------------------------------------------
 Select Class Shares                                                    6/1/91             2.00%       5.47%          5.96%
----------------------------------------------------------------------------------------------------------------------------
 Ultra Class Shares                                                    2/22/05             2.15%       5.51%          5.97%
----------------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 4.50%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                                                 LEHMAN BROTHERS
                                                                                  INTERMEDIATE          LIPPER SHORT INTERMEDIATE
                                                                             GOVERNMENT/CREDIT BOND       U.S. GOVERNMENT FUND
                                                      SELECT CLASS                    INDEX                       INDEX
                                                      ------------           ----------------------     -------------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1057450                     1040560                     1036400
12/97                                                    1146180                     1122440                     1108280
12/98                                                    1233210                     1216900                     1185000
12/99                                                    1240840                     1221600                     1194930
12/00                                                    1366410                     1345020                     1301360
12/01                                                    1486340                     1465800                     1400330
12/02                                                    1624550                     1609690                     1514440
12/03                                                    1687500                     1678950                     1544440
12/04                                                    1748710                     1730020                     1576840
12/05                                                    1783678                     1757335                     1596724

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessors. Historical performance shown for Class B, C, and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class B and C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Bond Fund, Lehman Brothers Intermediate Government/Credit Bond Index and the Lipper Short Intermediate U.S. Government Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Intermediate Government/Credit Bond Index represents the performance of U.S. Government agency and treasury securities and investment grade corporate bonds. The Lipper Short Intermediate U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 14

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE PORTFOLIO PERFORM?
The JPMorgan Mortgage-Backed Securities Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages, posted a total return of 0.32% (Select Class Shares) for the six months ended December 31, 2005.* This compared to the 0.45% return for the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
Interest rates ratcheted higher across the yield curve during the six-month period and the resulting decline in bond prices wiped out much of the gains from income. The two-year Treasury yield increased 77 basis points (bps), the 10-year Treasury yield was up 48 bps, and the 30-year Treasury yield increased 35 bps. The yield curve flattened as the spread between the two-year Treasury and the 30-year Treasury narrowed from 56 bps on June 30 to 13 bps on December 31, 2005.

In light of decent economic growth and the potential for inflation, the Federal Reserve raised the federal funds target rate four times in 25-basis point increments in the second half of 2005. The federal funds rate ended the year at 4.25%. In contrast, long-term rates advanced at a much slower pace, primarily due to foreign buying and faith in the Fed's policy.

HOW WAS THE PORTFOLIO MANAGED?
We seek to add value by focusing primarily on a bottom-up investment process that seeks to identify undervalued securities. Although we invested in mortgage pass-through securities, we emphasized well-structured collateralized mortgage obligations (CMOs) that we expected to perform well in a rising-rate environment. The Fund invests primarily in CMOs, while the benchmark consists entirely of pass-through mortgage-backed securities. Historically, we have found that the CMO market offers more opportunities to find undervalued securities.

The Fund's duration remained slightly longer than that of the benchmark, ending the period at 3.8 years versus 3.6 years for the benchmark. This positioning had a negative influence on performance, given the rise in interest rates during the six months.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
We plan to focus on individual security selection and segments of the yield curve to find value. We will maintain a long-term focus and attempt to generate a better yield than the benchmark. Over longer periods of time, yield remains the primary driver of the Fund's total return.

FUND FACTS
Fund Inception .............................................  August 18, 2000
Fiscal Year End ............................................  June 30
Net Asset as of 12/31/05 (in Thousands) ....................  $1,283,493
Primary Benchmark ..........................................  Lehman Brothers Mortgage-Backed Securities Index
Duration ...................................................  3.8

QUALITY BREAKDOWN**
Government/Agency..................  73.3%
AAA................................  26.7%

PORTFOLIO COMPOSITION**
Collateralized Mortgage
  Obligations......................  72.0%
Mortgage Pass-Through Securities...  20.6%
U.S. Treasury Obligations..........   1.1%
U.S. Government Agencies...........   0.9%
Asset-Backed Securities............   0.7%
Commercial Mortgage Backed
  Securities.......................   0.0%***
Short-Term Investments.............   4.3%
Investments of Cash Collateral on
  Securities Loaned................   1.1%

------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** As of 12/31/05. The Fund's composition is subject to change. Quality breakdown percentages are based on total investments. Portfolio composition percentages are based on net assets.

*** Rounds to less than 0.1%.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------------
                                                                                                AVERAGE ANNUAL TOTAL
                                                                                                    RETURNS AS OF
                                                                                                  DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------
                                                                      INCEPTION
                                                                    DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------------
 Class A Shares                                                        8/18/00
   Without Sales Charge                                                                   2.41%        5.99%          6.81%
   With Sales Charge*                                                                    (2.18)%       5.01%          6.32%
----------------------------------------------------------------------------------------------------------------------------
 Select Class Shares                                                   8/18/00            2.67%        6.19%          7.10%
----------------------------------------------------------------------------------------------------------------------------
 Ultra Class Shares                                                    2/22/05            2.82%        6.22%          7.12%
----------------------------------------------------------------------------------------------------------------------------

* Sales Charge for Class A Shares is 4.50%.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                                            LEHMAN BROTHERS MORTGAGE-   LIPPER U.S. MORTGAGE FUND
                                                      SELECT CLASS           BACKED SECURITIES INDEX              INDEX
                                                      ------------          -------------------------   -------------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1089030                     1053570                     1040010
12/97                                                    1221270                     1153500                     1131440
12/98                                                    1294560                     1233600                     1201550
12/99                                                    1322790                     1257330                     1206410
12/00                                                    1470580                     1397720                     1331500
12/01                                                    1626540                     1512580                     1429700
12/02                                                    1789580                     1644820                     1545880
12/03                                                    1851660                     1695090                     1586110
12/04                                                    1934270                     1774800                     1641920
12/05                                                    1985920                     1821163                     1678720

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data for the Fund includes the performance of a common trust fund for periods prior to the commencement of operations of the JPMorgan Mortgage-Backed Securities Fund on August 18, 2000. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower. Historical performance shown for Ultra Shares prior to its inception is based on the performance of Select Class Shares, the original class offered.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, Lehman Brothers Mortgage-Backed Securities Index, and the Lipper U.S. Mortgage Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Mortgage-Backed Securities Index represents the performance of mortgage pools of Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC) and balloon mortgages with fixed rate coupons. The Lipper U.S. Mortgage Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 16

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE PORTFOLIO PERFORM?
The JPMorgan Short Duration Bond Fund, which seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities, returned 1.05% (Select Class Shares) for the six months ended December 31, 2005.* This compared to the 0.81% return of the Fund's benchmark, the Lehman Brothers 1-3 Year Government/Credit Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
Interest rates moved higher across the yield curve. The two-year Treasury increased 77 basis points (bps), while the 30-year Treasury was up 35 bps for the six-month period. This movement caused the yield curve to flatten, as the spread between the two-year and 30-year Treasury narrowed from 56 bps on June 30 to 13 bps on December 31, 2005. The overall rising rate environment caused bond prices to generally decline in the period.

HOW WAS THE PORTFOLIO MANAGED?
We continued to maintain a broadly diversified portfolio, investing in various fixed income sectors. Our sector allocations remained largely unchanged in the fourth quarter. We maintained our overweights to the mortgage sector holding collateralized mortgage obligations (CMOs) and pass-through securities and overweight to asset-backed securities (neither sector is represented in the benchmark index).

With the two-year Treasury yield increasing to 4.40% during the period, our short-duration posture contributed positively to performance. The Fund's duration ended the year at 1.3 years, compared to 1.8 years for the benchmark. We anticipate increasing the Fund's duration somewhat, while remaining shorter than the index. We also maintained our slight "barbell" strategy, focusing on maturities at the short and long ends of the Fund's target maturity range. This positioning was a neutral influence on performance for the quarter.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
Although spreads have widened, they remain at relatively expensive levels. In the mortgage sector we continue to favor seasoned mortgages over new issues. In the agency sector, we see value in discount callable agencies. Within the corporate sector, we expect share buybacks, special dividends and other shareholder-friendly actions to continue. At the same time, default rates are projected to rise in 2006. The likelihood of increased name-specific event risk makes us selective among issuers, particularly in the BBB-rated segment.

FUND FACTS
Fund Inception .............................................  September 4, 1990
Fiscal Year End ............................................  June 30
Net Asset as of 12/31/05 (in Thousands) ....................  $1,055,424
Primary Benchmark ..........................................  Lehman Brothers 1-3 Year Government/Credit Index
Duration ...................................................  1.3

QUALITY BREAKDOWN**
Government/Agency..................  65.4%
AAA................................   8.7%
AA.................................   6.2%
A..................................  16.3%
BBB................................   2.5%
BB.................................   0.6%
CCC................................   0.3%

PORTFOLIO COMPOSITION**
Corporate Bonds....................  28.2%
U.S. Government Agencies...........  26.7%
U.S. Treasury Obligations..........  25.2%
Collateralized Mortgage
  Obligations......................  10.0%
Asset-Backed Securities............   4.6%
Mortgage Pass-Through Securities...   3.6%
Foreign Governments................   0.6%
Commercial Mortgage Backed
  Securities.......................   0.1%
Supranational......................   0.0%***
Short-Term Investments.............   0.4%
Investments of Cash Collateral on
  Securities Loaned................  17.3%

------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** As of 12/31/05. The Fund's composition is subject to change. Quality breakdown percentages are based on total investments. Portfolio composition percentages are based on net assets.

*** Rounds to less than 0.1%.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A Shares                                                 2/18/92
    Without Sales Charge                                                            1.61%        3.65%          4.49%
    With Sales Charge*                                                             (1.46)%       3.02%          4.17%
----------------------------------------------------------------------------------------------------------------------
  Class B Shares                                                 1/14/94
    Without CDSC                                                                    1.12%        3.13%          4.20%
    With CDSC**                                                                    (1.88)%       3.13%          4.20%
----------------------------------------------------------------------------------------------------------------------
  Class C Shares                                                 11/1/01
    Without CDSC                                                                    1.12%        3.07%          3.80%
----------------------------------------------------------------------------------------------------------------------
  Select Class Shares                                             9/4/90            1.94%        3.91%          4.75%
----------------------------------------------------------------------------------------------------------------------
  Ultra Class Shares                                             2/22/05            2.20%        3.96%          4.78%
----------------------------------------------------------------------------------------------------------------------

 * Sales Charge for Class A Shares is 3.00%.

** Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% for the periods thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                                            LEHMAN BROTHERS 1-3 YEAR        LIPPER SHORT U.S.
                                                      SELECT CLASS           GOVERNMENT/CREDIT INDEX      GOVERNMENT FUND INDEX
                                                      ------------          ------------------------      ---------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1043140                     1051380                     1045670
12/97                                                    1108720                     1121430                     1111620
12/98                                                    1184130                     1199690                     1184420
12/99                                                    1220220                     1237520                     1214420
12/00                                                    1313800                     1337210                     1310440
12/01                                                    1419720                     1454600                     1403540
12/02                                                    1507560                     1545780                     1477670
12/03                                                    1542280                     1589280                     1498640
12/04                                                    1560960                     1610120                     1513870
12/05                                                    1591281                     1638594                     1539282

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on September 4, 1990. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Lehman Brothers 1-3 Year Government/Credit Bond Index and the Lipper Short U.S. Government Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers 1-3 Year Government/Credit Index represents the performance of short-term government securities and corporate fixed-rate debt issues. The Lipper Short U.S. Government Fund Index represents the total returns of funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 18

JPMORGAN TREASURY & AGENCY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE PORTFOLIO PERFORM?
The JPMorgan Treasury & Agency Fund, seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations, with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund posted a total return of 0.60% (Select Class Shares) for the six months ended December 31, 2005.* This compared to the 0.37% return of the Fund's benchmark, the Lehman Brothers 1-5 Year Treasury Index. The Fund is also compared to its former index, the Lehman Brothers Intermediate Treasury Index, which returned 0.01% for the same time period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
The Federal Reserve continued to tighten the nation's money supply with two additional 25-basis point (bp) rate hikes during the fourth quarter. This action pushed the federal funds rate to 4.25% by year-end. Yields on longer-term bonds increased to a lesser extent. The Fund's share price decreased as yields in the short-term bond market increased.

HOW WAS THE PORTFOLIO MANAGED?
We continued to focus on Treasury securities offering the best six- to 12-month return potential. In addition, we maintained the Fund's agency position. Agencies continued to outperform Treasuries during the fourth quarter, so this strategy was effective.

We kept the Fund's duration and average maturity shorter than those of the benchmark during the quarter. Given the rising short-term rate environment, these efforts contributed positively to the Fund's relative performance.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
We believe short-term Treasury yields should increase as long as the Federal Reserve maintains its tightening policy. Therefore, we plan to maintain a shorter-than-benchmark duration for the near term. In addition, agency bond spreads remain relatively tight by historical standards. Therefore, we may not increase the Fund's agency exposure until spread levels become more attractive versus Treasuries.

FUND FACTS
Fund Inception .............................................   January 20, 1997
Fiscal Year End ............................................   June 30
Net Asset as of 12/31/05 (in Thousands) ....................   $145,738
Primary Benchmark ..........................................   Lehman Brothers 1-5 Year Treasury Index
Duration ...................................................   1.8

QUALITY BREAKDOWN**
Government/Agency..................  100%

PORTFOLIO COMPOSITION**
U.S. Treasury Obligations..........  67.8%
U.S. Government Agencies...........  29.4%
Short-Term Investments.............   2.0%
Investments of Cash Collateral for
  Securities Loaned................  27.4%

------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** As of 12/31/05. The Fund's composition is subject to change. Quality breakdown percentages are based on total investments. Portfolio composition percentages are based on net assets.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN TREASURY & AGENCY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------------
                                                                                                AVERAGE ANNUAL TOTAL
                                                                                             RETURNS AS OF DECEMBER 31,
                                                                                                        2005
----------------------------------------------------------------------------------------------------------------------------
                                                                      INCEPTION
                                                                    DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------------
 Class A Shares                                                        1/20/97
   Without Sales Charge                                                                   1.39%        4.13%           4.83%
   With Sales Charge*                                                                    (1.61)%       3.50%           4.51%
----------------------------------------------------------------------------------------------------------------------------
 Class B Shares                                                        1/20/97
   Without CDSC                                                                           0.80%        3.60%           4.44%
   With CDSC**                                                                           (2.20)%       3.60%           4.44%
----------------------------------------------------------------------------------------------------------------------------
 Select Class Shares                                                   1/20/97            1.64%        4.37%           5.05%
----------------------------------------------------------------------------------------------------------------------------

 * Sales Charge for Class A Shares is 3%.

** Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% for the periods thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                                 LEHMAN BROTHERS                              LIPPER SHORT U.S.
                                                              INTERMEDIATE TREASURY   LEHMAN BROTHERS 1-5      GOVERNMENT FUND
                                           SELECT CLASS               INDEX           YEAR TREASURY INDEX           INDEX
                                           ------------       ---------------------   -------------------     -----------------
12/95                                        1000000                 1000000                1000000                1000000
12/96                                        1033020                 1039910                1045480                1045670
12/97                                        1108450                 1119900                1119860                1111620
12/98                                        1197130                 1216390                1206740                1184420
12/99                                        1197310                 1221260                1229610                1214420
12/00                                        1320890                 1346470                1339720                1310440
12/06                                        1419750                 1456330                1452920                1403540
12/06                                        1551340                 1591640                1563670                1477670
12/06                                        1587320                 1625020                1595890                1498640
12/06                                        1609530                 1657920                1617260                1513870
12/06                                        1635990                 1683730                1638900                1539280

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The JPMorgan Treasury & Agency Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund prior to January 20, 1997 as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Lehman Brothers 1-5 Year Treasury Index, the Lehman Brothers Intermediate Treasury Index, and the Lipper Short U.S. Government Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers 1-5 Year Treasury Index represents the performance of U.S. Treasury-issued securities with maturities of one to five years. The Lehman Brothers Intermediate Treasury Index represents the performance of U.S. Treasury-issued securities with maturities of one to ten years. The Lehman Brothers Intermediate Treasury Index is shown for historic purposes only. The Lipper Short U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 20

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE PORTFOLIO PERFORM?
The JPMorgan Ultra Short Term Bond Fund, which seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities, returned 1.42% (Select Class Shares) for the six month period ended December 31, 2005.* This compared to the 1.38% return of the Fund's benchmark, the Lehman Brothers Short 9-12 Month U.S. Treasury Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
Interest rates moved higher across the yield curve. The two-year Treasury increased 77 basis points (bps), while the 30-year Treasury was up 35 bps for the six-month period. This movement caused the yield curve to flatten, as the spread between the two-year Treasury and the 30-year Treasury narrowed from 56 bps on June 30 to 13 bps on December 31, 2005.

HOW WAS THE PORTFOLIO MANAGED?
The Fund's second-half performance benefited from excess yield generated by the Fund's mortgage-backed securities. Our sector allocations remained largely unchanged in the period. We continued to overweight mortgage-backed and asset-backed securities and underweight corporate bonds and agency securities. This allocation worked against the Fund's performance somewhat, as agencies outperformed mortgages on an excess return basis. At year-end, the Fund's duration was 1.1 years, which is in line with our one-year target. We are comfortable with this strategy going forward.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
Although spreads have widened, they remain at relatively expensive levels. In the mortgage sector, we continue to favor mortgage-backed securities over agency debentures and seasoned mortgages over new issues. Within the corporate sector, we expect share buybacks, special dividends and other shareholder-friendly actions to continue. At the same time, default rates are projected to rise in 2006. The likelihood of increased name-specific event risk makes us selective among issuers, particularly in the BBB-rated segment.

FUND FACTS
Fund Inception ............................................  February 2, 1993
Fiscal Year End ...........................................  June 30
Net Asset as of 12/31/05 (in Thousands) ...................  $1,814,012
Primary Benchmark .........................................  Lehman Brothers Short 9-12 Month U.S. Treasury Index
Duration ..................................................  2.3

QUALITY BREAKDOWN**
Government/Agency..................  47.8%
AAA................................  38.2%
AA.................................   9.8%
A..................................   2.2%
BBB................................   2.0%

PORTFOLIO COMPOSITION**
Collateralized Mortgage
  Obligations......................  47.8%
Asset-Backed Securities............  18.9%
Mortgage Pass-Through Securities...  16.4%
Commercial Mortgage Backed
  Securities.......................   3.1%
Corporate Bonds....................   1.7%
U.S. Government Agencies...........   0.3%
Short-Term Investments.............  11.8%

------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** As of 12/31/05. The Fund's composition is subject to change. Quality breakdown percentages are based on total investments. Portfolio composition percentages are based on net assets.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION
                                                              DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Class A Shares                                                 3/10/93
    Without Sales Charge                                                             2.53%        3.27%         4.54%
    With Sales Charge*                                                              (0.60)%       2.65%         4.22%
----------------------------------------------------------------------------------------------------------------------
  Class B Shares                                                 1/14/94
    Without CDSC                                                                     2.02%        2.75%         4.20%
    With CDSC**                                                                     (0.98)%       2.75%         4.20%
----------------------------------------------------------------------------------------------------------------------
  Class C Shares                                                 11/1/01
    Without CDSC                                                                     1.92%        2.67%         3.80%
----------------------------------------------------------------------------------------------------------------------
  Select Class Shares                                             2/2/93             2.85%        3.51%         4.77%
----------------------------------------------------------------------------------------------------------------------
  Ultra Class Shares                                             2/22/05             3.03%        3.55%         4.79%
----------------------------------------------------------------------------------------------------------------------

 * Sales Charge for Class A Shares is 3%.

** Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% for periods thereafter.

TEN-YEAR FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                                           LEHMAN BROTHERS SHORT 9-12    LIPPER ULTRA SHORT FUND
                                                     SELECT CLASS          MONTH U.S. TREASURY INDEX              INDEX
                                                     ------------          --------------------------    -----------------------
12/95                                                   1000000                     1000000                      1000000
12/96                                                   1061370                     1057400                      1055970
12/97                                                   1131810                     1121550                      1117750
12/98                                                   1192110                     1189680                      1178910
12/99                                                   1246250                     1242080                      1231830
12/00                                                   1341070                     1326050                      1317720
12/01                                                   1421450                     1413180                      1389380
12/02                                                   1486600                     1455410                      1424220
12/03                                                   1518580                     1476300                      1450640
12/04                                                   1549670                     1490150                      1468270
12/05                                                   1593832                     1527755                      1508096

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on February 2, 1993. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ultra Short Term Bond Fund, the Lehman Brothers Short 9-12 Month U.S. Treasury Index and the Lipper Ultra Short Fund Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Short 9-12 Month U.S. Treasury Index represents the performance of aged U.S. Treasury notes and bonds with a remaining maturity from nine up to (but not including) twelve months. The Lipper Ultra Short Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 22

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS (93.5%):
ASSET BACKED SECURITIES (4.2%):
            American Express Credit Account
              Master Trust
   3,500    Series 2001-6, Class B, FRN, 4.72%,
              12/15/08.........................       3,501
   1,904    Series 2004-3, Class A, 4.35%,
              12/15/11.........................       1,877
            AmeriCredit Automobile Receivables
              Trust
     716    Series 2001-C, Class A4, 5.01%,
              07/14/08.........................         716
   1,550    Series 2001-D, Class A4, 4.41%,
              11/12/08.........................       1,549
     895    Series 2002-A, Class A4, 4.61%,
              01/12/09.........................         895
     896    Series 2002-D, Class A4, 3.40%,
              04/13/09.........................         889
     494    Series 2003-BX, Class A4A, 2.72%,
              01/06/10.........................         487
     321    Series 2003-CF, Class A3, 2.75%,
              10/06/07.........................         321
   1,985    Series 2003-CF, Class A4, 3.48%,
              05/06/10.........................       1,962
     956    Series 2003-DM, Class A3B, FRN,
              4.54%, 12/06/07..................         956
   2,400    Series 2003-DM, Class A4, 2.84%,
              08/06/10.........................       2,359
   1,010    Series 2004-DF, Class A3, 2.98%,
              07/06/09.........................         992
   3,710    Capital Auto Receivables Asset
              Trust Series 2003-2, Class A4A,
              1.96%, 01/15/09..................       3,651
            Capital One Auto Finance Trust
   1,340    Series 2003-B, Class A4, 3.18%,
              09/15/10.........................       1,316
   3,450    Series 2004-A, Class A4, FRN,
              4.47%, 03/15/11..................       3,452
   1,344    Capital One Master Trust
              Series 2001-5, Class A, 5.30%,
              06/15/09.........................       1,348
   6,355    Capital One Multi-Asset Execution
              Trust Series 2003-A4, Class A4,
              3.65%, 07/15/11..................       6,170
            Citibank Credit Card Issuance Trust
  11,250    Series 2000-A3, Class A3, 6.88%,
              11/16/09.........................      11,666
   4,892    Series 2002-C2, Class C2, 6.95%,
              02/18/14.........................       5,300
   3,300    Series 2005-B1, Class B1, 4.40%,
              09/15/10.........................       3,251
   2,039    Citigroup Mortgage Loan Trust, Inc.
              Series 2003-HE3, Class A, FRN,
              4.76%, 12/25/33..................       2,044

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
   2,333    CNH Equipment Trust
              Series 2003-B, Class A4B, 3.38%,
              02/15/11.........................       2,276
   1,196    Conseco Finance Series 2001-B,
              Class 1M1, 7.27%, 04/15/09.......       1,211
            Countrywide Asset-Backed
              Certificates
   2,070    Series 2003-5, Class MF1, 5.41%,
              01/25/34.........................       2,058
     618    Series 2004-1, Class 3A, FRN,
              4.66%, 04/25/34..................         618
   1,290    Series 2004-1, Class M1, FRN,
              4.88%, 03/25/34..................       1,296
   1,060    Series 2004-1, Class M2, FRN,
              4.93%, 03/25/34..................       1,063
  19,391    Series 2004-AB2, Class A2, FRN,
              4.65%, 05/25/36..................      19,419
   1,137    Daimler Chrysler Auto Trust
              Series 2003-A, Class A4, 2.88%,
              10/08/09.........................       1,122
     767    Ford Credit Auto Owner Trust
              Series 2004-A, Class A3, 2.93%,
              03/15/08.........................         758
   1,415    GE Capital Mortgage Services, Inc.
              Series 1999-HE, Class M, 6.71%,
              04/25/29.........................       1,417
     533    Green Tree Financial Corp.
              Series 1995-4, Class A6, 7.30%,
              06/15/25.........................         542
   6,259    Honda Auto Receivables Owner Trust
              Series 2003-1 A4, 2.48%,
              07/18/08.........................       6,201
            Household Automotive Trust
   1,081    Series 2001-3, Class A4, 4.37%,
              12/17/08.........................       1,079
     910    Series 2005-1, Class A4, 4.35%,
              06/18/12.........................         895
            Long Beach Mortgage Loan Trust
     261    Series 2003-3, Class A, FRN, 4.70%,
              07/25/33.........................         261
   1,484    Series 2004-1, Class A3, FRN,
              4.68%, 02/25/34..................       1,486
     954    Series 2004-3, Class A3, FRN,
              4.64%, 07/25/34..................         954
   1,500    Series 2004-3, Class M1, FRN,
              4.95%, 07/25/34..................       1,508
   1,655    M&I Auto Loan Trust
              Series 2003-1, Class A4, 2.97%,
              04/20/09.........................       1,618


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
            MBNA Credit Card Master Note Trust
   9,980    Series 2001-A1, Class A1, 5.75%,
              10/15/08.........................      10,018
   3,000    Series 2001-C2, Class C2, FRN,
              5.52%, 12/15/13 (e)..............       3,064
   3,083    Series 2002-C1, Class C1, 6.80%,
              07/15/14.........................       3,323
   3,000    Series 2003-A1, Class A1, 3.30%,
              07/15/10.........................       2,911
   1,288    Series 2003-C1, Class C1, FRN,
              6.07%, 06/15/12..................       1,358
            MBNA Master Credit Card Trust USA
   2,240    Series 1999-J, Class C, 7.85%,
              02/15/12 (e).....................       2,455
   1,960    Series 2000-D, Class C, 8.40%,
              09/15/09 (e).....................       2,042
   1,055    Merrill Lynch MBS, Inc. 7.43%,
              08/01/24.........................       1,055
   2,775    Morgan Stanley Auto Loan Trust
              Series 2003-HB1, Class A2, 2.17%,
              04/15/11.........................       2,722
            Onyx Acceptance Grantor Trust
     784    Series 2002-C, Class A4, 4.07%,
              04/15/09.........................         783
     613    Series 2002-D, Class A4, 3.10%,
              07/15/09.........................         610
   2,570    Series 2003-C, Class A4, 2.66%,
              05/17/10.........................       2,527
     382    Series 2004-B, Class A3, 3.09%,
              09/15/08.........................         379
     535    Option One Mortgage Loan Trust
              Series 2003-1, Class A2, FRN,
              4.80%, 02/25/33..................         536
     510    Residential Asset Mortgage
              Products, Inc. Series 2001-RS3,
              Class AI4, SUB, 6.29%,
              10/25/31.........................         508
            Residential Asset Securities Corp.
     475    Series 2002-KS4, Class AIIB, FRN,
              4.63%, 07/25/32..................         475
     956    Series 2003-KS5, Class AIIB, FRN,
              4.67%, 07/25/33..................         957
     952    Series 2003-KS9, Class A2B, FRN,
              4.70%, 11/25/33..................         953
   5,605    SLM Student Loan Trust
              Series 2003-11, Class A5, 2.99%,
              12/15/22 (e).....................       5,496

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
   1,646    Textron Financial Corp. Receivables
              Trust Series 2000-C, Class A3,
              6.61%, 02/15/15 (e)..............       1,656
   2,215    Triad Auto Receivables Owner Trust
              Series 2003-B, Class A4, 3.20%,
              12/13/10.........................       2,169
            Volkswagen Auto Loan Enhanced Trust
   1,063    Series 2003-1, Class A3, 1.49%,
              05/21/07.........................       1,057
   2,615    Series 2003-2, Class A4, 2.94%,
              03/22/10.........................       2,554
            Wachovia Asset Securitization, Inc.
   1,473    Series 2002-HE2, Class A, FRN,
              4.81%, 12/25/32..................       1,480
   3,631    Series 2003-HE3, Class A, FRN,
              4.63%, 11/25/33..................       3,633
            WFS Financial Owner Trust
   1,516    Series 2002-2, Class A4, SUB,
              4.50%, 02/20/10..................       1,516
   1,174    Series 2002-3, Class A4, 3.50%,
              02/20/10.........................       1,165
   1,502    Series 2002-4, Class A4A, 3.11%,
              08/20/10.........................       1,480
   1,232    Series 2003-2, Class A4, 2.41%,
              12/20/10.........................       1,213
   3,759    Series 2003-4, Class A4, 3.15%,
              05/20/11.........................       3,688
     599    Series 2004-1, Class A3, 2.19%,
              06/20/08.........................         596
     560    Series 2004-2, Class A3, 2.85%,
              09/22/08.........................         556
                                                 ----------
  Total Asset Backed Securities
    (Cost $165,246)                                 165,419
                                                 ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (44.1%):
Agency CMO (33.2%):
            Federal Home Loan Bank System
   3,000    Series 2000, Class Y, 5.27%,
              12/28/12.........................       3,011
  21,164    Series 2012, Class A, 4.72%,
              09/20/12.........................      20,741
            Federal Home Loan Mortgage Corp.
     228    Series 11, Class D, 9.50%,
              07/15/19.........................         227
      68    Series 22, Class C, 9.50%,
              04/15/20.........................          67
     101    Series 23, Class F, 9.60%,
              04/15/20.........................         101
       2    Series 41, Class I, HB, 84.00%,
              05/15/20.........................           2
      16    Series 47, Class F, 10.00%,
              06/15/20.........................          16


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 24

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      38    Series 99, Class Z, 9.50%,
              01/15/21.........................          38
   2,000    Series 2743, Class HC, 4.50%,
              12/15/15.........................       1,963
      46    Series 1065, Class J, 9.00%,
              04/15/21.........................          46
      15    Series 1079, Class S, IF, 19.12%,
              05/15/21.........................          15
      90    Series 1084, Class F, FRN, 5.33%,
              05/15/21.........................          90
      63    Series 1084, Class S, IF, 25.54%,
              05/15/21.........................          65
      80    Series 1116, Class I, 5.50%,
              08/15/21.........................          80
      59    Series 1144, Class KB, 8.50%,
              09/15/21.........................          59
     976    Series 1212, Class IZ, 8.00%,
              02/15/22.........................         976
     131    Series 1250, Class J, 7.00%,
              05/15/22.........................         131
     157    Series 1343, Class LA, 8.00%,
              08/15/22.........................         160
     198    Series 1343, Class LB, 7.50%,
              08/15/22.........................         201
     393    Series 1370, Class JA, FRN, 5.52%,
              09/15/22.........................         396
     341    Series 1455, Class WB, IF, 2.49%,
              12/15/22.........................         305
   1,635    Series 1466, Class PZ, 7.50%,
              02/15/23.........................       1,690
      29    Series 1470, Class F, FRN, 4.07%,
              02/15/23.........................          28
   1,919    Series 1498, Class I, FRN, 5.52%,
              04/15/23.........................       1,948
   2,324    Series 1502, Class PX, 7.00%,
              04/15/23.........................       2,395
     319    Series 1505, Class Q, 7.00%,
              05/15/23.........................         329
      34    Series 1506, Class F, FRN, 4.72%,
              05/15/08.........................          34
       7    Series 1506, Class S, IF, 13.37%,
              05/15/08.........................           7
   2,379    Series 1512, Class J, 6.50%,
              05/15/08.........................       2,398
     455    Series 1513, Class N, 6.50%,
              05/15/08.........................         459
     774    Series 1518, Class G, IF, 4.88%,
              05/15/23.........................         747
     272    Series 1541, Class M, IF, 15.41%,
              07/15/23.........................         306
     739    Series 1541, Class O, FRN, 3.78%,
              07/15/23.........................         712

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     168    Series 1544, Class J, IF, 8.36%,
              07/15/08.........................         169
     850    Series 1558, Class D, 6.50%,
              07/15/23.........................         865
      68    Series 1570, Class F, FRN, 4.57%,
              08/15/23.........................          68
   2,686    Series 1573, Class PZ, 7.00%,
              09/15/23.........................       2,817
     131    Series 1575, Class FB, FRN, 5.87%,
              08/15/08.........................         133
      55    Series 1575, Class SB, IF, 6.38%,
              08/15/08.........................          54
   1,435    Series 1591, Class PV, 6.25%,
              10/15/23.........................       1,467
     233    Series 1595, Class D, 7.00%,
              10/15/13.........................         238
     679    Series 1596, Class D, 6.50%,
              10/15/13.........................         697
      39    Series 1602, Class SA, IF, 8.53%,
              10/15/23.........................          31
     231    Series 1604, Class SA, IF, 9.95%,
              11/15/08.........................         236
     378    Series 1606, Class SC, IF, 13.84%,
              11/15/08.........................         403
      92    Series 1607, Class SA, IF, 13.81%,
              10/15/13.........................         105
   4,200    Series 1608, Class L, 6.50%,
              09/15/23.........................       4,378
   1,866    Series 1609, Class L, IF, 7.85%,
              11/15/23.........................       1,845
   1,021    Series 1611, Class JA, FRN, 5.37%,
              08/15/23.........................       1,032
     972    Series 1611, Class JB, IF, 7.25%,
              08/15/23.........................         934
     414    Series 1612, Class SD, IF, 10.18%,
              11/15/08.........................         425
     237    Series 1625, Class SD, IF, 8.50%,
              12/15/08.........................         245
   2,800    Series 1642, Class PJ, 6.00%,
              11/15/23.........................       2,842
     126    Series 1659, Class SB, IF, 8.50%,
              01/15/09.........................         130
      21    Series 1671, Class QC, IF, 10.00%,
              02/15/24.........................          22
     128    Series 1685, Class Z, 6.00%,
              11/15/23.........................         130
      24    Series 1686, Class SH, FRN, 9.39%,
              02/15/24.........................          26
     202    Series 1689, Class SD, IF, 9.39%,
              10/15/23.........................         207
     560    Series 1695, Class EB, 7.00%,
              03/15/24.........................         603


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     502    Series 1698, Class SC, IF, 9.98%,
              03/15/09.........................         548
     191    Series 1699, Class FC, FRN, 4.98%,
              03/15/24.........................         193
   1,401    Series 1706, Class K, 7.00%,
              03/15/24.........................       1,472
      93    Series 1709, Class FA, FRN, 3.67%,
              03/15/24.........................          92
     277    Series 1745, Class D, 7.50%,
              08/15/24.........................         277
   2,428    Series 1798, Class F, 5.00%,
              05/15/23.........................       2,387
     335    Series 1807, Class A, 6.00%,
              11/15/08.........................         338
      45    Series 1807, Class G, 9.00%,
              10/15/20.........................          47
     675    Series 1829, Class ZB, 6.50%,
              03/15/26.........................         695
      96    Series 1844, Class E, 6.50%,
              10/15/13.........................          97
   4,397    Series 1863, Class Z, 6.50%,
              07/15/26.........................       4,498
     425    Series 1890, Class H, 7.50%,
              09/15/26.........................         440
   1,064    Series 1899, Class ZE, 8.00%,
              09/15/26.........................       1,129
      67    Series 1935, Class FL, FRN, 5.07%,
              02/15/27.........................          67
     999    Series 1963, Class Z, 7.50%,
              01/15/27.........................       1,031
     168    Series 1970, Class PG, 7.25%,
              07/15/27.........................         168
   1,359    Series 1981, Class Z, 6.00%,
              05/15/27.........................       1,364
     664    Series 1987, Class PE, 7.50%,
              09/15/27.........................         683
     105    Series 2017, Class SE, IF, 12.99%,
              12/15/08.........................         111
   1,348    Series 2019, Class Z, 6.50%,
              12/15/27.........................       1,387
   1,129    Series 2025, Class PE, 6.30%,
              01/15/13.........................       1,151
   1,540    Series 2040, Class PE, 7.50%,
              03/15/28.........................       1,617
   1,965    Series 2054, Class PV, 7.50%,
              05/15/28.........................       2,052
   1,532    Series 2055, Class OE, 6.50%,
              05/15/13.........................       1,573
   4,436    Series 2075, Class PH, 6.50%,
              08/15/28.........................       4,568
   2,660    Series 2075, Class PM, 6.25%,
              08/15/28.........................       2,738

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   2,412    Series 2086, Class GB, 6.00%,
              09/15/28.........................       2,454
   5,715    Series 2095, Class PE, 6.00%,
              11/15/28.........................       5,841
     939    Series 2097, Class PV, 6.00%,
              09/15/09.........................         951
   3,326    Series 2102, Class TC, 6.00%,
              12/15/13.........................       3,400
   2,151    Series 2102, Class TU, 6.00%,
              12/15/13.........................       2,198
   8,710    Series 2115, Class PE, 6.00%,
              01/15/14.........................       8,902
   2,476    Series 2125, Class JZ, 6.00%,
              02/15/29.........................       2,521
     724    Series 2130, Class QR, 6.00%,
              02/15/28.........................         727
     464    Series 2132, Class SB, IF, 11.96%,
              03/15/29.........................         507
     485    Series 2143, Class CD, 6.00%,
              02/15/28.........................         489
   2,240    Series 2169, Class TB, 7.00%,
              06/15/29.........................       2,374
   1,400    Series 2172, Class QC, 7.00%,
              07/15/29.........................       1,504
   1,753    Series 2176, Class OJ, 7.00%,
              08/15/29.........................       1,827
     700    Series 2189, Class SA, IF, 8.95%,
              02/15/28.........................         725
   1,584    Series 2201, Class C, 8.00%,
              11/15/29.........................       1,662
   1,155    Series 2209, Class TC, 8.00%,
              01/15/30.........................       1,233
   1,582    Series 2210, Class Z, 8.00%,
              01/15/30.........................       1,663
     375    Series 2224, Class CB, 8.00%,
              03/15/30.........................         390
   1,316    Series 2230, Class Z, 8.00%,
              04/15/30.........................       1,365
   1,128    Series 2234, Class PZ, 7.50%,
              05/15/30.........................       1,178
     998    Series 2247, Class Z, 7.50%,
              08/15/30.........................       1,010
   1,291    Series 2256, Class MC, 7.25%,
              09/15/30.........................       1,324
   2,554    Series 2259, Class ZM, 7.00%,
              10/15/30.........................       2,653
     152    Series 2261, Class ZY, 7.50%,
              10/15/30.........................         155
     331    Series 2262, Class Z, 7.50%,
              10/15/30.........................         335
   2,555    Series 2271, Class PC, 7.25%,
              12/15/30.........................       2,634


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 26

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   2,184    Series 2283, Class K, 6.50%,
              12/15/23.........................       2,303
     273    Series 2295, Class VB, 6.50%,
              07/15/16.........................         273
   1,576    Series 2296, Class PD, 7.00%,
              03/15/31.........................       1,618
     128    Series 2299, Class G, 7.00%,
              05/15/14.........................         128
     189    Series 2304, Class VB, 6.50%,
              07/15/16.........................         189
   1,553    Series 2313, Class LA, 6.50%,
              05/15/31.........................       1,603
     343    Series 2317, Class VG, 6.50%,
              04/15/31.........................         344
   1,173    Series 2323, Class VO, 6.00%,
              10/15/22.........................       1,189
   2,968    Series 2325, Class PM, 7.00%,
              06/15/31.........................       3,161
   1,680    Series 2335, Class VH, 7.00%,
              05/15/14.........................       1,710
   8,655    Series 2344, Class QG, 6.00%,
              08/15/16.........................       8,864
  15,575    Series 2344, Class ZD, 6.50%,
              08/15/31.........................      16,240
   1,533    Series 2344, Class ZJ, 6.50%,
              08/15/31.........................       1,579
   1,697    Series 2345, Class NE, 6.50%,
              08/15/31.........................       1,745
   2,705    Series 2345, Class PQ, 6.50%,
              08/15/16.........................       2,798
     522    Series 2345, Class PV, 6.50%,
              01/15/24.........................         524
     846    Series 2349, Class NW, 6.50%,
              10/15/16.........................         846
   1,038    Series 2351, Class PZ, 6.50%,
              08/15/31.........................       1,085
     542    Series 2353, Class PC, 6.50%,
              09/15/15.........................         541
   3,026    Series 2353, Class TD, 6.00%,
              09/15/16.........................       3,114
   2,747    Series 2355, Class BP, 6.00%,
              09/15/16.........................       2,814
      33    Series 2357, Class VX, 6.50%,
              12/15/17.........................          33
   1,120    Series 2359, Class PM, 6.00%,
              09/15/16.........................       1,148
   1,679    Series 2359, Class ZB, 8.50%,
              06/15/31.........................       1,959
   5,155    Series 2360, Class PG, 6.00%,
              09/15/16.........................       5,266
   3,636    Series 2362, Class PD, 6.50%,
              06/15/20.........................       3,693

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     963    Series 2362, Class PJ, 6.50%,
              10/15/28.........................         972
   1,165    Series 2363, Class PF, 6.00%,
              09/15/16.........................       1,191
   2,150    Series 2366, Class MD, 6.00%,
              10/15/16.........................       2,202
   2,352    Series 2367, Class ME, 6.50%,
              10/15/31.........................       2,460
   2,130    Series 2371, Class VB, 6.00%,
              08/15/15.........................       2,153
   1,005    Series 2374, Class PV, 5.50%,
              12/15/14.........................       1,008
     923    Series 2391, Class QE, 5.50%,
              05/15/15.........................         926
   7,561    Series 2391, Class QR, 5.50%,
              12/15/16.........................       7,667
   1,279    Series 2391, Class VQ, 6.00%,
              10/15/12.........................       1,307
   2,800    Series 2392, Class PV, 6.00%,
              12/15/20.........................       2,846
   2,680    Series 2394, Class MC, 6.00%,
              12/15/16.........................       2,747
   2,800    Series 2399, Class OH, 6.50%,
              01/15/32.........................       2,905
   4,480    Series 2399, Class TH, 6.50%,
              01/15/32.........................       4,646
   5,440    Series 2410, Class NG, 6.50%,
              02/15/32.........................       5,645
   1,829    Series 2410, Class OE, 6.38%,
              02/15/32.........................       1,872
   4,012    Series 2410, Class QS, IF, 8.14%,
              02/15/32.........................       4,088
     708    Series 2412, Class SE, IF, 7.11%,
              02/15/09.........................         707
   2,030    Series 2412, Class SP, IF, 7.36%,
              02/15/32.........................       1,941
     394    Series 2419, Class V, 6.50%,
              12/15/12.........................         395
   5,270    Series 2420, Class XK, 6.50%,
              02/15/32.........................       5,475
   3,303    Series 2423, Class MC, 7.00%,
              03/15/32.........................       3,425
   3,374    Series 2423, Class MT, 7.00%,
              03/15/32.........................       3,499
   2,500    Series 2425, Class OB, 6.00%,
              03/15/17.........................       2,563
   3,360    Series 2430, Class WF, 6.50%,
              03/15/32.........................       3,517
   3,920    Series 2434, Class TC, 7.00%,
              04/15/32.........................       4,092
     840    Series 2435, Class CJ, 6.50%,
              04/15/32.........................         885


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   2,800    Series 2435, Class VH, 6.00%,
              07/15/19.........................       2,858
   4,274    Series 2436, Class MC, 7.00%,
              04/15/32.........................       4,451
   1,659    Series 2450, Class GZ, 7.00%,
              05/15/32.........................       1,731
   1,625    Series 2454, Class BG, 6.50%,
              08/15/31.........................       1,653
   5,636    Series 2455, Class GK, 6.50%,
              05/15/32.........................       5,888
   1,400    Series 2458, Class QE, 5.50%,
              06/15/17.........................       1,424
   3,452    Series 2460, Class VZ, 6.00%,
              11/15/29.........................       3,515
   1,771    Series 2461, Class VB, 6.50%,
              04/15/18.........................       1,779
   3,920    Series 2462, Class JG, 6.50%,
              06/15/32.........................       4,080
   2,856    Series 2466, Class PG, 6.50%,
              04/15/32.........................       2,967
   1,400    Series 2466, Class PH, 6.50%,
              06/15/32.........................       1,475
   2,800    Series 2474, Class NR, 6.50%,
              07/15/32.........................       2,921
   1,150    Series 2480, Class PV, 6.00%,
              07/15/11.........................       1,174
   2,516    Series 2484, Class LZ, 6.50%,
              07/15/32.........................       2,656
   1,524    Series 2488, Class WS, IF, 7.11%,
              08/15/17.........................       1,455
      44    Series 2496, Class LD, 8.50%,
              11/15/15.........................          44
   3,060    Series 2498, Class UD, 5.50%,
              06/15/16.........................       3,081
   2,751    Series 2500, Class GD, 5.50%,
              12/15/15.........................       2,760
   3,360    Series 2500, Class MC, 6.00%,
              09/15/32.........................       3,432
   2,521    Series 2500, Class TD, 5.50%,
              02/15/16.........................       2,533
   1,680    Series 2512, Class PG, 5.50%,
              10/15/22.........................       1,683
     569    Series 2513, Class VA, 6.00%,
              08/15/13.........................         569
   5,601    Series 2515, Class DE, 4.00%,
              03/15/32.........................       5,185
   2,579    Series 2518, Class PX, 5.50%,
              09/15/13.........................       2,609
     827    Series 2519, Class BT, 8.50%,
              09/15/31.........................         891
   1,068    Series 2521, Class PU, 5.50%,
              05/15/10.........................       1,079

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   3,471    Series 2527, Class VU, 5.50%,
              10/15/13.........................       3,500
   2,520    Series 2535, Class BK, 5.50%,
              12/15/22.........................       2,549
   3,360    Series 2537, Class TE, 5.50%,
              12/15/17.........................       3,409
   1,680    Series 2541, Class GX, 5.50%,
              02/15/17.........................       1,697
   2,800    Series 2543, Class YX, 6.00%,
              12/15/32.........................       2,859
   3,640    Series 2544, Class HC, 6.00%,
              12/15/32.........................       3,758
   3,763    Series 2552, Class ME, 6.00%,
              01/15/33.........................       3,919
   3,360    Series 2565, Class MB, 6.00%,
              05/15/30.........................       3,422
   1,904    Series 2567, Class QD, 6.00%,
              02/15/33.........................       1,961
   1,035    Series 2571, Class SK, IF, 15.66%,
              09/15/23.........................       1,213
   5,601    Series 2575, Class ME, 6.00%,
              02/15/33.........................       5,719
   1,416    Series 2586, Class HD, 5.50%,
              03/15/23.........................       1,443
   2,723    Series 2594, Class VA, 6.00%,
              03/15/14.........................       2,777
   5,893    Series 2594, Class VP, 6.00%,
              02/15/14.........................       6,001
   5,265    Series 2594, Class VQ, 6.00%,
              08/15/20.........................       5,347
   1,420    Series 2595, Class HC, 5.50%,
              04/15/23.........................       1,437
   2,051    Series 2596, Class QG, 6.00%,
              03/15/33.........................       2,122
   1,680    Series 2611, Class UH, 4.50%,
              05/15/18.........................       1,599
   2,240    Series 2617, Class GR, 4.50%,
              05/15/18.........................       2,137
     647    Series 2619, Class HR, 3.50%,
              11/15/31.........................         604
   4,000    Series 2630, Class KN, 2.50%,
              04/15/13.........................       3,864
   3,360    Series 2631, Class LC, 4.50%,
              06/15/18.........................       3,210
  18,537    Series 2636, Class Z, 4.50%,
              06/15/18.........................      17,458
     920    Series 2638, Class DS, IF, 4.23%,
              07/15/23.........................         744
   4,603    Series 2643, Class KG, 4.00%,
              05/15/18.........................       4,578
  17,054    Series 2651, Class VZ, 4.50%,
              07/15/18.........................      16,055


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 28

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   2,836    Series 2656, Class SH, IF, 8.49%,
              02/15/25.........................       2,873
   4,214    Series 2668, Class SB, IF, 3.32%,
              10/15/15.........................       4,059
   2,800    Series 2672, Class ME, 5.00%,
              11/15/22.........................       2,754
     942    Series 2672, Class SJ, IF, 3.27%,
              09/15/16.........................         853
   8,401    Series 2675, Class CK, 4.00%,
              09/15/18.........................       7,724
   3,781    Series 2682, Class YS, IF, 2.56%,
              10/15/33.........................       2,702
     679    Series 2683, Class VA, 5.50%,
              02/15/21.........................         686
   2,240    Series 2686, Class GB, 5.00%,
              05/15/20.........................       2,232
   2,788    Series 2691, Class WS, IF, 2.45%,
              10/15/33.........................       1,977
   1,000    Series 2695, Class DE, 4.00%,
              01/15/17.........................         947
   1,791    Series 2702, Class PC, 5.00%,
              01/15/23.........................       1,759
   1,871    Series 2705, Class SC, IF, 2.45%,
              11/15/33.........................       1,320
   3,534    Series 2705, Class SD, IF, 3.38%,
              11/15/33.........................       2,598
   2,240    Series 2715, Class OG, 5.00%,
              01/15/23.........................       2,192
   4,480    Series 2716, Class UN, 4.50%,
              12/15/23.........................       4,247
   2,240    Series 2720, Class PC, 5.00%,
              12/15/23.........................       2,203
  11,481    Series 2727, Class BS, IF, 2.52%,
              01/15/34.........................       6,832
     311    Series 2733, Class GF, FRN, Zero
              Coupon, 09/15/33.................         306
   1,365    Series 2739, Class S, IF, 3.26%,
              01/15/34.........................       1,060
   2,150    Series 2743, Class HD, 4.50%,
              08/15/17.........................       2,081
   2,012    Series 2744, Class FE, FRN, Zero
              Coupon, 02/15/34.................       1,881
   1,120    Series 2744, Class PC, 5.50%,
              01/15/31.........................       1,134
   2,535    Series 2744, Class PE, 5.50%,
              02/15/34.........................       2,578
   4,827    Series 2744, Class TU, 5.50%,
              05/15/32.........................       4,826
   1,220    Series 2753, Class S, IF, 3.26%,
              02/15/34.........................         806
   5,526    Series 2755, Class SA, IF, 5.46%,
              05/15/30.........................       5,127

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   2,000    Series 2764, Class UC, 5.00%,
              05/15/27.........................       1,985
   1,847    Series 2766, Class SX, IF, 3.63%,
              03/15/34.........................       1,443
     675    Series 2771, Class FG, FRN, Zero
              Coupon, 03/15/34.................         523
   5,720    Series 2776, Class SK, IF, 2.52%,
              04/15/34.........................       4,397
   1,283    Series 2778, Class BS, IF, 4.83%,
              04/15/34.........................       1,172
   1,340    Series 2780, Class JG, 4.50%,
              04/15/19.........................       1,270
   2,000    Series 2809, Class UB, 4.00%,
              09/15/17.........................       1,888
     423    Series 2827, Class SQ, FRN, 7.50%,
              01/15/19.........................         435
   6,500    Series 2872, Class JD, 4.50%,
              01/15/16.........................       6,391
     838    Series 2888, Class SL, IF, 3.66%,
              11/15/34.........................         823
     769    Series 2925, Class ZM, 5.00%,
              01/15/35.........................         763
   1,793    Series 2962, Class Z, 4.50%,
              04/15/20.........................       1,788
   1,000    Series 2975, Class KO, Zero Coupon,
              05/15/35.........................         804
   4,000    Series 3047, Class OB, 5.50%,
              12/15/33.........................       4,045
   2,500    Series 3064, Class OB, 5.50%,
              07/15/29.........................       2,512
      21    Federal Home Loan Mortgage Corp.
              Series 134, Class B, IO, 9.00%,
              04/01/22.........................           5
   --(h)    Series 1172, Class L, IO, VAR, HB,
              1182.96%, 11/15/21...............           1
       3    Series 1196, Class B, IF, IO, HB,
              658.80%, 01/15/22................           6
   --(h)    Series 1298, Class L, IO, HB,
              981.87%, 06/15/07................          --(h)
      46    Series 1465, Class SA, IF, IO,
              4.62%, 02/15/08..................          --(h)
     115    Series 1506, Class SD, IF, IO,
              4.13%, 05/15/08..................           3
     182    Series 1561, Class TA, PO,
              08/15/08.........................         173
     917    Series 1700, Class GA, PO,
              02/15/24.........................         829
      58    Series 1865, Class D, PO,
              02/15/24.........................          45
     284    Series 1900, Class T A, PO,
              08/15/08.........................         273
     242    Series 1967, Class PC, PO,
              10/15/08.........................         231


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     496    Series 2033, Class SN, IF, IO,
              17.63%, 03/15/24.................         135
   1,362    Series 2038, Class PN, IO, 7.00%,
              03/15/28.........................         243
       2    Series 204, Class E, IF, IO, HB,
              1019.28%, 05/15/23...............           4
   1,664    Series 2089, Class PJ, IO, 7.00%,
              10/15/28.........................         377
     375    Series 2134, Class PI, IO, 6.50%,
              03/15/19.........................          71
     234    Series 2135, Class UK, IO, 6.50%,
              03/15/14.........................          36
     243    Series 2141, IO, 7.00%, 04/15/29...          48
     509    Series 2163, Class PC, IO, 7.50%,
              06/15/29.........................         106
     433    Series 2306, Class K, PO,
              05/15/24.........................         373
   1,023    Series 2306, Class SE, IF, IO,
              6.08%, 05/15/24..................         134
     192    Series 2382, Class TL, IO, 6.50%,
              02/15/31.........................          13
   1,527    Series 2410, Class QX, IF, IO,
              4.28%, 02/15/32..................         157
   2,973    Series 2444, Class ES, IF, IO,
              3.58%, 03/15/32..................         258
   2,378    Series 2450, Class SW, IF, IO,
              3.63%, 03/15/32..................         216
   4,226    Series 2513, Class YO, PO,
              02/15/32.........................       3,607
   4,037    Series 2586, Class WI, IO, 6.50%,
              03/15/33.........................         861
  11,018    Series 2597, Class DS, IF, IO,
              3.18%, 02/15/33..................         720
  15,071    Series 2599, Class DS, IF, IO,
              2.63%, 02/15/33..................         843
  17,652    Series 2610, Class DS, IF, IO,
              2.73%, 03/15/33..................       1,011
  18,043    Series 2611, Class SH, IF, IO,
              3.28%, 10/15/21..................       1,276
   2,738    Series 2619, Class IM, IO, 5.00%,
              10/15/21.........................         375
     912    Series 2624, Class IU, IO, 5.00%,
              06/15/33.........................         205
  16,640    Series 2626, Class NS, IF, IO,
              2.18%, 06/15/23..................         905
     938    Series 2633, Class EO, PO,
              08/15/33.........................         661
   5,183    Series 2637, Class SA, IF, IO,
              1.73%, 06/15/18..................         202
     536    Series 2638, Class IA, IO, 5.00%,
              02/15/15.........................           4

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   6,980    Series 2638, Class SA, IF, IO,
              2.73%, 11/15/16..................         395
   1,232    Series 2640, Class UG, IO, 5.00%,
              01/15/32.........................         411
   1,873    Series 2640, Class UR, IO, 4.50%,
              08/15/17.........................         190
   1,619    Series 2643, Class HI, IO, 4.50%,
              12/15/16.........................         171
   4,480    Series 2684, Class TO, PO,
              10/15/33.........................       2,478
   7,029    Series 2686, Class NS, IF, IO,
              3.23%, 10/15/21..................         507
     931    Series 2696, Class CO, PO,
              10/15/18.........................         614
   6,926    Series 2721, Class PI, IO, 5.00%,
              05/15/16.........................         476
     415    Series 2727, PO, 01/15/34..........         226
   5,176    Series 2749, Class PK, IO, 5.00%,
              09/15/22.........................         320
   1,048    Series 2769, PO, 03/15/34..........         750
     447    Series 2841, Class GO, PO,
              08/15/34.........................         431
   2,522    Series 2846, PO, 08/15/34..........       2,098
     993    Series 2849, PO, 08/15/34..........         885
   1,103    Series T-58, Class A, PO,
              09/25/43.........................         940
   3,300    Series 55, Class GL, IF, IO, 0.60%,
              04/25/24.........................          23
            Federal Home Loan Mortgage Corp.
              Structured Pass Through
              Securities
   2,634    Series T-41, Class 3A, 7.50%,
              07/25/32.........................       2,751
   1,714    Series T-51, Class 2A, VAR, 7.50%,
              08/25/42.........................       1,771
   8,071    Series T-54, Class 2A, 6.50%,
              02/25/43.........................       8,278
   2,818    Series T-54, Class 3A, 7.00%,
              02/25/43.........................       2,949
            Federal Home Loan Mortgage
              Corp. -- Government National
              Mortgage Association
   1,594    Series 8, Class ZA, 7.00%,
              03/25/23.........................       1,637
     472    Series 29, Class J, 7.00%,
              09/25/23.........................         474
            Federal National Mortgage
              Association
      25    Series 1988-7, Class Z, 9.25%,
              04/25/18.........................          27
     114    Series 1989-70, Class G, 8.00%,
              10/25/19.........................         121


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 30

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      39    Series 1989-78, Class H, 9.40%,
              11/25/19.........................          43
      79    Series 1989-83, Class H, 8.50%,
              11/25/19.........................          84
      77    Series 1989-89, Class H, 9.00%,
              11/25/19.........................          84
      56    Series 1990-1, Class D, 8.80%,
              01/25/20.........................          60
      14    Series 1990-60, Class K, 5.50%,
              06/25/20.........................          14
      24    Series 1990-63, Class H, 9.50%,
              06/25/20.........................          25
      28    Series 1990-93, Class G, 5.50%,
              08/25/20.........................          28
       1    Series 1990-94, Class H, HB,
              505.92%, 08/25/20................           6
      99    Series 1990-102, Class J, 6.50%,
              08/25/20.........................         101
     184    Series 1990-120, Class H, 9.00%,
              10/25/20.........................         193
      17    Series 1990-134, Class SC, IF,
              14.99%, 11/25/20.................          21
      88    Series 1991-24, Class Z, 5.00%,
              03/25/21.........................          86
      93    Series 1992-38, Class Z, 7.50%,
              02/25/22.........................          96
      16    Series 1992-101, Class J, 7.50%,
              06/25/22.........................          16
     412    Series 1992-136, Class PK, 6.00%,
              08/25/22.........................         419
     323    Series 1992-143, Class MA, 5.50%,
              09/25/22.........................         325
     745    Series 1992-156, Class K, 7.50%,
              09/25/07.........................         755
     719    Series 1992-163, Class M, 7.75%,
              09/25/22.........................         757
   1,295    Series 1992-188, Class PZ, 7.50%,
              10/25/22.........................       1,368
       9    Series 1992-201, Class SB, IF,
              13.83%, 10/25/22.................           9
     181    Series 1993-8, Class H, 7.00%,
              01/25/08.........................         183
     550    Series 1993-21, Class KA, 7.70%,
              03/25/23.........................         578
     781    Series 1993-25, Class J, 7.50%,
              03/25/23.........................         820
     217    Series 1993-27, Class SA, IF,
              15.50%, 02/25/23.................         274
     538    Series 1993-55, Class K, 6.50%,
              05/25/08.........................         544
     231    Series 1993-59, Class FA, FRN,
              5.16%, 05/25/08..................         233

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     346    Series 1993-62, Class SA, IF,
              13.36%, 04/25/23.................         393
      65    Series 1993-72, Class F, FRN,
              3.97%, 05/25/08..................          64
      36    Series 1993-107, Class F, FRN,
              3.92%, 06/25/08..................          36
     485    Series 1993-164, Class SC, IF,
              11.86%, 09/25/08.................         518
     161    Series 1993-165, Class SD, IF,
              8.33%, 09/25/23..................         169
     351    Series 1993-165, Class SK, IF,
              12.50%, 09/25/23.................         411
     908    Series 1993-167, Class GA, 7.00%,
              09/25/23.........................         933
     137    Series 1993-175, Class SA, IF,
              12.46%, 09/25/08.................         149
     244    Series 1993-179, Class SB, IF,
              16.30%, 10/25/23.................         284
     163    Series 1993-179, Class SC, IF,
              10.50%, 10/25/23.................         180
     139    Series 1993-186, Class SA, IF,
              9.25%, 09/25/08..................         142
     407    Series 1993-190, Class S, IF,
              9.95%, 10/25/08..................         419
     137    Series 1993-196, Class FA, FRN,
              3.97%, 10/25/08..................         133
      77    Series 1993-196, Class SB, IF,
              9.25%, 10/25/08..................          79
     171    Series 1993-197, Class SB, IF,
              9.74%, 10/25/08..................         174
     903    Series 1993-199, Class FA, FRN,
              4.96%, 10/25/23..................         914
     857    Series 1993-220, Class SG, IF,
              7.19%, 11/25/13..................         845
     524    Series 1993-221, Class FH, FRN,
              5.51%, 12/25/08..................         530
     255    Series 1993-221, Class SE, IF,
              9.50%, 12/25/08..................         266
     377    Series 1993-225, Class UB, 6.50%,
              12/25/23.........................         391
      37    Series 1993-225, Class VO, IF,
              9.09%, 12/25/22..................          37
     129    Series 1993-230, Class FA, FRN,
              5.01%, 12/25/23..................         131
     512    Series 1993-233, Class SB, IF,
              11.64%, 12/25/08.................         536
     719    Series 1993-247, Class FE, FRN,
              5.41%, 12/25/23..................         733
     333    Series 1993-247, Class SU, IF,
              9.88%, 12/25/23..................         379
   1,486    Series 1993-250, Class Z, 7.00%,
              12/25/23.........................       1,536


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      78    Series 1994-12, Class FC, FRN,
              4.12%, 01/25/09..................          77
      60    Series 1994-13, Class SK, IF,
              13.27%, 02/25/09.................          63
      13    Series 1994-33, Class F, FRN,
              4.81%, 03/25/09..................          13
     258    Series 1994-33, Class FA, FRN,
              4.07%, 03/25/09..................         252
   1,535    Series 1994-34, Class DZ, 6.00%,
              03/25/09.........................       1,551
   2,717    Series 1994-37, Class L, 6.50%,
              03/25/24.........................       2,790
   8,396    Series 1994-40, Class Z, 6.50%,
              03/25/24.........................       8,742
     360    Series 1994-55, Class G, 6.75%,
              12/25/23.........................         361
     354    Series 1995-2, Class Z, 8.50%,
              03/25/25.........................         374
     373    Series 1995-19, Class Z, 6.50%,
              11/25/23.........................         398
     107    Series 1996-27, Class FC, FRN,
              4.91%, 03/25/17..................         108
     741    Series 1996-32, Class PH, 7.00%,
              01/25/26.........................         749
     255    Series 1996-59, Class J, 6.50%,
              08/25/22.........................         259
     190    Series 1997-27, Class J, 7.50%,
              04/18/27.........................         200
     309    Series 1997-29, Class J, 7.50%,
              04/20/27.........................         323
   1,885    Series 1997-39, Class PD, 7.50%,
              05/20/27.........................       1,961
   1,409    Series 1997-42, Class EN, 7.25%,
              07/18/27.........................       1,449
     291    Series 1997-42, Class ZC, 6.50%,
              07/18/27.........................         298
   4,420    Series 1997-61, Class ZC, 7.00%,
              02/25/23.........................       4,602
     134    Series 1998-4, Class C, Zero
              Coupon, 04/25/23.................         114
   2,982    Series 1998-36, Class ZB, 6.00%,
              07/18/28.........................       3,016
     756    Series 1999-17, Class C, 6.35%,
              04/25/29.........................         781
   1,800    Series 1999-18, Class Z, 5.50%,
              04/18/29.........................       1,771
     454    Series 1999-52, Class NS, IF,
              11.12%, 10/25/23.................         490
   1,147    Series 1999-62, Class PB, 7.50%,
              12/18/29.........................       1,190
   3,745    Series 2000-2, Class ZE, 7.50%,
              02/25/30.........................       3,965

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   1,842    Series 2001-4, Class PC, 7.00%,
              03/25/21.........................       1,931
   1,850    Series 2001-5, Class OW, 6.00%,
              03/25/16.........................       1,888
   1,609    Series 2001-7, Class PF, 7.00%,
              03/25/31.........................       1,675
   2,816    Series 2001-7, Class PR, 6.00%,
              03/25/16.........................       2,953
   3,303    Series 2001-10, Class PR, 6.00%,
              04/25/16.........................       3,453
     675    Series 2001-28, Class VB, 6.00%,
              02/25/20.........................         677
   2,296    Series 2001-30, Class PM, 7.00%,
              07/25/31.........................       2,532
   1,401    Series 2001-31, Class VD, 6.00%,
              05/25/31.........................       1,430
   3,345    Series 2001-36, Class DE, 7.00%,
              08/25/31.........................       3,487
   5,743    Series 2001-44, Class MY, 7.00%,
              09/25/31.........................       6,118
   1,210    Series 2001-44, Class PD, 7.00%,
              09/25/31.........................       1,259
   1,533    Series 2001-44, Class PU, 7.00%,
              09/25/31.........................       1,590
   4,487    Series 2001-48, Class Z, 6.50%,
              09/25/21.........................       4,747
   1,599    Series 2001-49, Class DQ, 6.00%,
              11/25/15.........................       1,616
   1,215    Series 2001-49, Class Z, 6.50%,
              09/25/31.........................       1,256
   1,120    Series 2001-50, Class VB, 6.50%,
              12/25/16.........................       1,136
     867    Series 2001-52, Class KB, 6.50%,
              10/25/31.........................         896
   1,077    Series 2001-52, Class XM, 6.50%,
              11/25/10.........................       1,098
   3,569    Series 2001-52, Class XN, 6.50%,
              11/25/15.........................       3,685
   2,800    Series 2001-61, Class VB, 7.00%,
              12/25/16.........................       2,906
   1,120    Series 2001-61, Class VQ, 6.50%,
              08/25/15.........................       1,141
   4,194    Series 2001-61, Class Z, 7.00%,
              11/25/31.........................       4,436
     946    Series 2001-71, Class JW, 6.00%,
              08/25/21.........................         950
   1,680    Series 2001-71, Class MB, 6.00%,
              12/25/16.........................       1,723
   4,246    Series 2001-71, Class QE, 6.00%,
              12/25/16.........................       4,347
     853    Series 2001-72, Class SX, IF,
              7.27%, 12/25/31..................         839


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 32

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   3,360    Series 2001-74, Class MB, 6.00%,
              12/25/16.........................       3,504
   1,748    Series 2001-78, Class VB, 6.00%,
              12/25/15.........................       1,751
   3,220    Series 2001-80, Class PE, 6.00%,
              07/25/29.........................       3,277
   1,170    Series 2002-1, Class HC, 6.50%,
              02/25/22.........................       1,211
   1,117    Series 2002-1, Class SA, IF,
              10.96%, 02/25/32.................       1,220
     719    Series 2002-1, Class UD, IF, 9.08%,
              12/25/23.........................         726
   4,687    Series 2002-2, Class UC, 6.00%,
              02/25/17.........................       4,765
  10,361    Series 2002-3, Class OG, 6.00%,
              02/25/17.........................      10,687
   5,041    Series 2002-4, Class VC, 6.50%,
              03/25/24.........................       5,099
   2,240    Series 2002-7, Class O, 6.00%,
              03/25/17.........................       2,310
     505    Series 2002-7, Class QM, 6.00%,
              02/25/20.........................         508
   5,811    Series 2002-7, Class TG, 6.00%,
              03/25/17.........................       6,014
   1,207    Series 2002-8, Class SR, IF, 7.09%,
              03/25/09.........................       1,212
     604    Series 2002-9, Class VE, 6.50%,
              12/25/12.........................         614
   1,288    Series 2002-11, Class QG, 5.50%,
              03/25/17.........................       1,306
     154    Series 2002-13, Class ST, IF,
              10.00%, 03/25/32.................         175
   9,941    Series 2002-18, Class PC, 5.50%,
              04/25/17.........................      10,128
   2,800    Series 2002-19, Class PE, 6.00%,
              04/25/17.........................       2,873
   3,920    Series 2002-21, Class PE, 6.50%,
              04/25/32.........................       4,042
   1,680    Series 2002-24, Class AJ, 6.00%,
              04/25/17.........................       1,715
   7,841    Series 2002-28, Class PK, 6.50%,
              05/25/32.........................       8,134
     374    Series 2002-36, Class HZ, 7.00%,
              12/25/29.........................         378
   2,740    Series 2002-37, Class Z, 6.50%,
              06/25/32.........................       2,840
   1,120    Series 2002-42, Class C, 6.00%,
              07/25/17.........................       1,168
   5,601    Series 2002-48, Class GH, 6.50%,
              08/25/32.........................       5,911
   1,008    Series 2002-55, Class QE, 5.50%,
              09/25/17.........................       1,015

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
  16,802    Series 2002-56, Class UC, 5.50%,
              09/25/17.........................      17,042
   5,702    Series 2002-59, Class VB, 6.50%,
              04/25/32.........................       5,758
   3,192    Series 2002-61, Class PE, 5.50%,
              05/25/16.........................       3,210
     909    Series 2002-73, Class S, IF, 5.30%,
              11/25/09.........................         888
   4,480    Series 2002-74, Class LD, 5.00%,
              01/25/16.........................       4,461
   6,161    Series 2002-74, Class PD, 5.00%,
              11/25/15.........................       6,139
   4,955    Series 2002-74, Class VA, 6.00%,
              11/25/31.........................       4,989
   7,001    Series 2002-74, Class VB, 6.00%,
              11/25/31.........................       7,104
   3,277    Series 2002-77, Class S, IF, 6.46%,
              12/25/32.........................       2,745
   5,737    Series 2002-83, Class CS, 6.88%,
              08/25/23.........................       5,962
   1,120    Series 2002-93, Class PD, 3.50%,
              02/25/29.........................       1,078
   4,621    Series 2002-94, Class BK, 5.50%,
              01/25/18.........................       4,698
   3,752    Series 2003-22, Class UD, 4.00%,
              04/25/33.........................       3,186
     952    Series 2003-27, Class DW, 4.50%,
              04/25/17.........................         919
   1,400    Series 2003-32, Class KC, 5.00%,
              05/25/18.........................       1,375
   2,614    Series 2003-34, Class AX, 6.00%,
              05/25/33.........................       2,649
   2,256    Series 2003-34, Class ED, 6.00%,
              05/25/33.........................       2,307
   1,960    Series 2003-39, Class LW, 5.50%,
              05/25/23.........................       1,987
   2,800    Series 2003-41, Class PE, 5.50%,
              05/25/23.........................       2,867
   1,092    Series 2003-42, Class GB, 4.00%,
              05/25/33.........................         967
   1,120    Series 2003-47, Class PE, 5.75%,
              06/25/33.........................       1,123
   1,394    Series 2003-52, Class PA, 6.50%,
              06/25/35.........................       1,453
   2,082    Series 2003-52, Class SX, IF,
              9.81%, 10/25/31..................       2,207
   1,165    Series 2003-64, Class SX, IF,
              3.02%, 07/25/33..................         761
     764    Series 2003-67, Class VQ, 7.00%,
              01/25/19.........................         797
     874    Series 2003-68, Class QP, 3.00%,
              07/25/22.........................         810


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   2,744    Series 2003-71, Class DS, IF,
              1.75%, 08/25/33..................       2,114
     760    Series 2003-74, Class SH, IF,
              2.29%, 08/25/33..................         556
   1,580    Series 2003-81, Class LC, 4.50%,
              09/25/18.........................       1,513
   7,281    Series 2003-83, Class PG, 5.00%,
              06/25/23.........................       7,143
   2,405    Series 2003-91, Class SD, IF,
              5.20%, 09/25/33..................       2,224
   1,052    Series 2003-92, Class SH, IF,
              3.88%, 09/25/18..................         974
   3,360    Series 2003-106, Class US, IF,
              2.51%, 11/25/23..................       2,507
     460    Series 2003-106, Class WS, IF,
              3.95%, 02/25/23..................         426
   1,000    Series 2003-113, Class PC, 4.00%,
              03/25/15.........................         971
   6,000    Series 2003-117, Class JB, 3.50%,
              06/25/33.........................       5,263
   2,240    Series 2003-122, Class TE, 5.00%,
              12/25/22.........................       2,184
   1,680    Series 2003-128, Class KE, 4.50%,
              01/25/14.........................       1,651
   1,000    Series 2003-128, Class NG, 4.00%,
              01/25/19.........................         914
   2,563    Series 2003-130, Class SX, IF,
              4.95%, 01/25/34..................       2,392
   2,021    Series 2003-132, Class OA, Zero
              Coupon, 08/25/33.................       1,490
   7,804    Series 2004-4, Class QM, IF, 5.44%,
              06/25/33.........................       7,219
   5,797    Series 2004-10, Class SC, IF,
              11.09%, 02/25/34.................       6,396
   2,955    Series 2004-14, Class SD, IF,
              2.51%, 03/25/34..................       2,155
   1,035    Series 2004-22, Class A, 4.00%,
              04/25/19.........................         972
   1,680    Series 2004-25, Class PC, 5.50%,
              01/25/34.........................       1,675
  10,791    Series 2004-25, Class SA, IF,
              7.48%, 04/25/34..................      10,605
   4,600    Series 2004-27, Class HB, 4.00%,
              05/25/19.........................       4,180
   1,120    Series 2004-36, Class PC, 5.50%,
              02/25/34.........................       1,110
   7,649    Series 2004-36, Class SA, IF,
              7.48%, 05/25/34..................       7,677
   3,507    Series 2004-36, Class SN, IF,
              5.44%, 07/25/33..................       3,025
   3,746    Series 2004-51, Class SY, IF,
              5.48%, 07/25/34..................       3,506

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   1,400    Series 2004-53, Class NC, 5.50%,
              07/25/24.........................       1,423
     903    Series 2004-61, Class SK, IF,
              8.50%, 11/25/32..................       1,021
   1,120    Series 2004-76, Class CL, 4.00%,
              10/25/19.........................       1,028
   2,000    Series 2004-81, Class AC, 4.00%,
              11/25/19.........................       1,832
   1,000    Series 2005-47, Class AN, 5.00%,
              12/25/16.........................         998
   1,500    Series 2005-68, Class BC, 5.25%,
              06/25/35.........................       1,460
   8,000    Series 2005-68, Class PG, 5.50%,
              08/25/35.........................       8,029
   2,500    Series 2005-68, Class UC, 5.00%,
              06/25/35.........................       2,403
  12,500    Series 2005-84, Class XM, 5.75%,
              10/25/35.........................      12,714
   1,000    Series 2005-109, Class PC, 6.00%,
              12/25/35.........................       1,052
  26,000    Series 2005-110, Class GJ, 5.50%,
              11/25/30.........................      26,112
  17,500    Series 2005-110, Class GK, 5.50%,
              08/25/34.........................      17,235
   5,659    Series 2005-110, Class GL, 5.50%,
              12/25/35.........................       5,542
   2,840    Series 2005-110, Class MN, 5.50%,
              06/25/35.........................       2,872
       3    Series G-17, Class S, FRN, HB,
              628.68%, 06/25/21................          50
     233    Series G-28, Class S, IF, 10.69%,
              09/25/21.........................         260
     179    Series G-35, Class M, 8.75%,
              10/25/21.........................         193
      76    Series G-51, Class SA, IF, 17.64%,
              12/25/21.........................         103
     385    Series G92-15, Class Z, 7.00%,
              01/25/22.........................         395
       1    Series G92-27, Class SQ, IF, HB,
              6469.08%, 05/25/22...............          79
     933    Series G92-35, Class E, 7.50%,
              07/25/22.........................         974
     112    Series G92-42, Class Z, 7.00%,
              07/25/22.........................         116
   5,103    Series G92-44, Class ZQ, 8.00%,
              07/25/22.........................       5,423
     142    Series G92-52, Class FD, FRN,
              4.43%, 09/25/22..................         142
   1,260    Series G92-54, Class ZQ, 7.50%,
              09/25/22.........................       1,324
     158    Series G92-59, Class F, FRN, 3.77%,
              10/25/22.........................         155


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 34

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      19    Series G92-61, Class FJ, FRN,
              4.17%, 10/25/22..................          19
     283    Series G92-61, Class Z, 7.00%,
              10/25/22.........................         296
   1,042    Series G93-1, Class KA, 7.90%,
              01/25/23.........................       1,105
     309    Series G93-14, Class J, 6.50%,
              03/25/23.........................         315
     713    Series G93-17, Class SI, IF, 6.00%,
              04/25/23.........................         694
     725    Series G93-27, Class FD, FRN,
              5.29%, 08/25/23..................         738
     221    Series G93-5, Class Z, 6.50%,
              02/25/23.........................         227
     221    Series G95-1, Class C, 8.80%,
              01/25/25.........................         240
            Federal National Mortgage
              Association
      35    Series 23, Class 2, IO, 10.00%,
              09/01/17.........................           8
       3    Series 50, Class 2, IO, 10.50%,
              03/01/19.........................           1
     120    Series 218, Class 2, IO, 7.50%,
              04/01/23.........................          27
      95    Series 265, Class 2, 9.00%,
              03/01/24.........................         100
   2,415    Series 329, Class 1, PO,
              12/01/32.........................       1,866
   2,661    Series 340, Class 1, PO,
              09/01/33.........................       1,981
   --(h)    Series 1990-95, Class J, IO, HB,
              1118.04%, 08/25/20...............           9
       1    Series 1990-140, Class K, IO, HB,
              651.00%, 12/25/20................          11
   --(h)    Series 1991-7, Class K, IO, HB,
              908.50%, 02/25/21................           3
      91    Series 1992-152, Class N, IO,
              8.00%, 08/25/07..................           5
     456    Series 1993-205, Class H, FRN, PO,
              09/25/23.........................         387
   5,154    Series 1993-257, Class C, PO,
              06/25/23.........................       4,596
   2,928    Series 1996-14, Class SE, IF, IO,
              6.30%, 08/25/23..................         430
     182    Series 1996-20, Class L, PO,
              09/25/08.........................         172
     626    Series 1996-24, Class B, PO,
              10/25/08.........................         602
     301    Series 1996-24, Class E, PO,
              03/25/09.........................         283
     794    Series 1996-39, Class J, PO,
              09/25/08.........................         756

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      15    Series 1996-46, Class PE, PO,
              09/25/06.........................          15
   3,592    Series 1997-20, IF, IO, 1.84%,
              03/25/27.........................         237
     281    Series 1997-51, Class PM, IO,
              7.00%, 05/18/12..................          23
     790    Series 1997-81, Class PI, IO,
              7.00%, 12/18/27..................         161
     452    Series 1998-27, Class B, PO,
              12/25/08.........................         427
   1,065    Series 1998-43, Class SA, IF, IO,
              12.06%, 04/25/23.................         288
   1,368    Series 1998-66, Class SB, IF, IO,
              3.77%, 12/25/28..................         114
   1,989    Series 1999-38, Class SK, IF, IO,
              3.67%, 08/25/23..................         155
   1,508    Series 2000-20, Class SA, IF, IO,
              4.91%, 07/25/30..................         163
     305    Series 2000-52, IO, 8.50%,
              01/25/31.........................          75
   4,962    Series 2001-33, Class ID, IO,
              6.00%, 07/25/31..................       1,042
   8,345    Series 2002-13, Class SJ, IF, IO,
              1.60%, 03/25/32..................         366
     437    Series 2002-21, Class LO, PO,
              04/25/32.........................         348
     872    Series 2002-91, Class UH, IO,
              5.50%, 06/25/22..................         124
   1,610    Series 2002-W5, Class A10, IF, IO,
              3.72%, 11/25/30..................         100
   3,289    Series 2003-16, Class PI, IO,
              5.00%, 11/25/12..................         123
   1,733    Series 2003-39, IO, VAR, 6.00%,
              05/25/33.........................         366
   1,568    Series 2003-65, Class CI, IO,
              4.50%, 03/25/15..................         228
   3,101    Series 2003-8, Class SB, IF, IO,
              3.27%, 03/25/16..................         130
  21,296    Series 2003-80, Class SY, IF, IO,
              3.27%, 06/25/23..................       1,651
  15,791    Series 2003-116, Class SB, IF, IO,
              3.22%, 11/25/33..................       1,162
  10,493    Series 2004-4, Class QI, IF, IO,
              2.72%, 06/25/33..................         611
   2,487    Series 2004-21, Class CO, PO,
              04/25/34.........................       1,617
   1,960    Series 2004-92, Class JO, PO,
              12/25/34.........................       1,596
   2,473    Series 2989, PO, 06/15/23..........       1,952
       1    Series G92-35, Class G, IO, HB,
              1184.78%, 07/25/22...............          25
     234    Series G92-62, Class B, PO,
              10/25/22.........................         201


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     166    Series G93-37, Class H, PO,
              09/25/23.........................         142
       3    Series K, Class 2, IO, HB, 256.00%,
              11/01/08.........................          10
            Federal National Mortgage
              Association Whole Loan
   2,013    Series 2002-W5, Class A7, 6.25%,
              08/25/30.........................       2,033
   4,818    Series 2003-W1, Class 1A1, 6.50%,
              12/25/42.........................       4,929
   1,592    Series 2003-W1, Class 2A, 7.50%,
              12/25/42.........................       1,665
     817    Series 2003-W4, Class 2A, 6.50%,
              10/25/42.........................         820
   2,158    Series 2003-W8, Class 1A3, 4.75%,
              12/25/42.........................       2,137
   5,880    Series 2004-W2, Class 2A2, 7.00%,
              02/25/44.........................       6,105
            Government National Mortgage
              Association
   3,560    Series 1994-3, Class PQ, 7.49%,
              07/16/24.........................       3,731
   2,139    Series 1994-4, Class KQ, 7.99%,
              07/16/24.........................       2,248
   6,721    Series 1994-7, Class PQ, 6.50%,
              10/16/24.........................       7,063
   1,626    Series 1996-16, Class E, 7.50%,
              08/16/26.........................       1,692
     653    Series 1997-11, Class D, 7.50%,
              07/20/27.........................         679
   2,655    Series 1997-8, Class PN, 7.50%,
              05/16/27.........................       2,783
   1,356    Series 1998-26, Class K, 7.50%,
              09/17/25.........................       1,423
   7,537    Series 1999-4, Class ZB, 6.00%,
              02/20/29.........................       7,572
   5,176    Series 1999-10, Class ZC, 6.50%,
              04/20/29.........................       5,303
   1,232    Series 1999-15, Class E, 6.50%,
              01/16/29.........................       1,254
      86    Series 1999-33, Class SM, IF,
              9.20%, 09/16/29..................          91
   1,531    Series 1999-40, Class ZW, 7.50%,
              11/20/29.........................       1,569
   2,276    Series 1999-41, Class Z, 8.00%,
              11/16/29.........................       2,407
     702    Series 1999-44, Class PC, 7.50%,
              12/20/29.........................         736
   5,027    Series 1999-44, Class ZC, 8.50%,
              12/16/29.........................       5,592
   2,180    Series 1999-44, Class ZG, 8.00%,
              12/20/29.........................       2,287

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   1,769    Series 2000-6, Class Z, 7.50%,
              02/20/30.........................       1,824
     867    Series 2000-9, Class PB, 7.50%,
              06/16/26.........................         877
     842    Series 2000-9, Class Z, 8.00%,
              06/20/30.........................         899
   5,507    Series 2000-9, Class ZJ, 8.50%,
              02/16/30.........................       6,051
   1,490    Series 2000-12, Class ST, IF,
              18.05%, 02/16/30.................       1,844
   1,680    Series 2000-14, Class PD, 7.00%,
              02/16/30.........................       1,757
     563    Series 2000-16, Class ZN, 7.50%,
              02/16/30.........................         596
   7,502    Series 2000-21, Class Z, 9.00%,
              03/16/30.........................       8,360
     821    Series 2000-26, Class TZ, 8.50%,
              09/20/30.........................         850
     649    Series 2000-26, Class Z, 7.75%,
              09/20/30.........................         665
     118    Series 2000-30, Class ST, IF,
              11.05%, 12/16/22.................         132
   1,619    Series 2000-31, Class Z, 9.00%,
              10/20/30.........................       1,752
   1,022    Series 2000-35, Class ZA, 9.00%,
              11/20/30.........................       1,098
     762    Series 2000-37, Class B, 8.00%,
              12/20/30.........................         803
     416    Series 2000-38, Class AH, 7.15%,
              12/20/30.........................         428
   2,045    Series 2001-7, Class PK, 6.50%,
              03/20/31.........................       2,113
   4,572    Series 2001-8, Class Z, 6.50%,
              03/20/31.........................       4,715
      98    Series 2001-32, Class WA, IF,
              9.20%, 07/20/31..................         102
   1,394    Series 2001-60, Class VP, 6.50%,
              07/20/17.........................       1,417
   2,800    Series 2001-64, Class MQ, 6.50%,
              12/20/31.........................       2,905
   2,391    Series 2002-7, Class PG, 6.50%,
              01/20/32.........................       2,462
     529    Series 2002-24, Class SB, IF,
              5.37%, 04/16/32..................         512
  13,305    Series 2002-31, Class SE, IF, IO,
              3.13%, 04/16/30..................         900
   2,704    Series 2002-36, Class VB, 6.50%,
              07/20/19.........................       2,711
   2,912    Series 2002-40, Class UK, 6.50%,
              06/20/32.........................       3,067
     206    Series 2002-41, Class SV, IF,
              9.00%, 06/16/32..................         218


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 36

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   1,711    Series 2002-41, Class VB, 6.50%,
              04/20/18.........................       1,715
  14,002    Series 2002-45, Class QE, 6.50%,
              06/20/32.........................      14,700
   3,976    Series 2002-47, Class PG, 6.50%,
              07/16/32.........................       4,162
   1,880    Series 2002-47, Class VB, 6.50%,
              09/20/17.........................       1,886
   9,261    Series 2002-47, Class ZA, 6.50%,
              07/20/32.........................       9,381
     326    Series 2002-51, Class SG, IF,
              13.56%, 04/20/31.................         369
   4,629    Series 2002-52, Class GH, 6.50%,
              07/20/32.........................       4,862
   2,800    Series 2002-54, Class GB, 6.50%,
              08/20/32.........................       2,909
   8,451    Series 2002-67, Class VA, 6.00%,
              03/20/13.........................       8,525
   3,236    Series 2002-70, Class AV, 6.00%,
              03/20/12.........................       3,303
   1,351    Series 2002-71, Class VJ, 6.00%,
              12/20/14.........................       1,359
   1,411    Series 2002-75, Class PB, 6.00%,
              11/20/32.........................       1,465
   1,530    Series 2002-79, Class KV, 6.00%,
              11/20/13.........................       1,559
   1,478    Series 2002-80, Class EB, 7.00%,
              01/20/32.........................       1,520
   2,903    Series 2002-88, Class VA, 6.00%,
              12/20/17.........................       2,963
   1,763    Series 2003-4, Class NY, 5.50%,
              12/20/13.........................       1,782
   1,960    Series 2003-40, Class TC, 7.50%,
              03/20/33.........................       2,161
   1,960    Series 2003-40, Class TJ, 6.50%,
              03/20/33.........................       2,130
   1,120    Series 2003-46, Class MG, 6.50%,
              05/20/33.........................       1,221
   2,072    Series 2003-46, Class TC, 6.50%,
              03/20/33.........................       2,234
   3,196    Series 2003-58, Class BE, 6.50%,
              01/20/33.........................       3,389
   1,820    Series 2003-98, Class PC, 5.00%,
              02/20/29.........................       1,811
  15,434    Series 2004-11, Class SW, IF, IO,
              1.13%, 02/20/34..................         591
   2,266    Series 2004-28, Class S, IF, 7.65%,
              04/16/34.........................       2,246
   3,301    Series 2004-73, Class AE, IF,
              5.84%, 08/17/34..................       3,212
   4,922    Series 2004-83, Class AP, IF,
              4.82%, 10/16/34..................       4,708

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
            Government National Mortgage
              Association
   1,579    Series 1999-30, Class S, IF, IO,
              4.23%, 08/16/29..................         148
     515    Series 2000-34, Class SG, IF, IO,
              4.16%, 10/20/30..................          32
     156    Series 2000-36, Class IK, IO,
              9.00%, 11/16/30..................          30
   1,022    Series 2001-4, Class SJ, IF, IO,
              3.78%, 01/19/30..................          26
   1,608    Series 2001-6, Class SD, IF, IO,
              4.18%, 03/16/31..................         132
   1,427    Series 2001-35, Class SA, IF, IO,
              3.88%, 08/16/31..................         113
   1,172    Series 2001-36, Class S, IF, IO,
              3.68%, 08/16/31..................          54
   1,402    Series 2002-3, Class SP, IF, IO,
              3.02%, 01/16/32..................          81
   6,709    Series 2003-11, Class SK, IF, IO,
              3.33%, 02/16/33..................         453
   5,745    Series 2002-24, Class AG, IF, IO,
              3.58%, 04/16/32..................         478
   9,553    Series 2002-70, Class PS, IF, IO,
              3.33%, 08/20/32..................         639
   1,750    Series 2002-88, Class LI, IO,
              5.50%, 11/20/28..................          63
   3,242    Series 2003-12, Class SP, IF, IO,
              3.33%, 02/20/33..................         208
     701    Series 2003-24, PO, 03/16/33.......         593
   4,131    Series 2003-4, Class NI, IO, 5.50%,
              01/20/32.........................         672
   1,991    Series 2003-52, Class AP, PO,
              06/16/33.........................       1,533
   8,156    Series 2003-76, Class LS, IF, IO,
              2.83%, 09/20/31..................         436
     863    Series 2003-90, PO, 10/20/33.......         738
   3,561    Series 2003-95, Class SC, IF, IO,
              2.63%, 09/17/31..................          75
  10,324    Series 2003-112, Class SA, IF, IO,
              2.18%, 12/16/33..................         387
            Vendee Mortgage Trust
   1,898    Series 1994-1, Class 1, VAR, 5.63%,
              02/15/24.........................       1,887
   1,093    Series 1994-1, Class 2J, 6.50%,
              02/15/13.........................       1,099
   3,109    Series 1996-1, Class 1Z, 6.75%,
              02/15/26.........................       3,165
   2,054    Series 1996-2, Class 1Z, 6.75%,
              06/15/26.........................       2,135


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   4,555    Series 1997-1, Class 2Z, 7.50%,
              02/15/27.........................       4,861
   5,946    Series 1998-1, Class 2E, 7.00%,
              09/15/27.........................       6,176
                                                 ----------
                                                  1,295,981
                                                 ----------
Non-Agency CMO (10.9%):
            Banc of America Funding Corp.
   2,912    Series 2003-3, Class 1A33, 5.50%,
              10/25/33.........................       2,835
   8,954    Series 2003-QS9, Class A3, FRN,
              4.10%, 03/20/35..................       8,786
   2,222    Series 2004-1, PO, 03/25/34........       1,776
   3,000    Series 2005-6, Class 2A7, 5.50%,
              10/25/35.........................       2,965
            Banc of America Mortgage Securities
     893    Series 2003-7, Class A2, 4.75%,
              09/25/18.........................         873
   1,376    Series 2003-8, Class A, PO,
              11/25/33.........................       1,013
  20,148    Series 2004-3, Class 15, IO, VAR,
              0.21%, 04/25/19..................         141
     773    Series 2004-4, Class A, PO,
              05/25/34.........................         565
   3,007    Series 2004-6, Class A, PO,
              07/25/34.........................       2,082
     710    Series 2004-8, Class 5, PO,
              05/25/32.........................         572
   1,570    Series 2004-8, Class X, PO,
              10/25/34.........................       1,337
   1,120    Series 2004-9, Class 3, PO,
              09/25/32.........................         904
   2,800    Series 2004-E, Class 2A5, FRN,
              4.12%, 06/25/34..................       2,696
   7,892    Series 2004-J, Class 3A1, FRN,
              5.08%, 11/25/34..................       7,816
            Bank of America Alternative Loan
              Trust
     861    Series 2003-1, Class A, PO,
              02/25/33.........................         696
   1,363    Series 2003-11, PO, 01/25/34.......       1,123
   1,104    Series 2004-6, Class 15, PO,
              07/25/34.........................         853
   1,433    Series 2005-5, Class 1CB1, 5.50%,
              06/25/35.........................       1,399

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
            Bear Stearns Adjustable Rate
              Mortgage Trust
   1,890    Series 2003-7, Class 3A, VAR,
              4.94%, 10/25/33..................       1,852
   1,120    Series B2004-4, Class A4, VAR,
              3.51%, 06/25/34..................       1,090
   2,954    Cendant Mortgage Corp. Series
              2003-8, Class 1P, PO, 10/25/33...       2,040
            Citicorp Mortgage Securities, Inc.
   1,068    Series 1993-14, Class A3, FRN,
              5.58%, 11/25/23..................       1,071
  10,859    Series 2004-1, Class A1, 4.75%,
              01/25/34.........................      10,627
   2,153    Series 2004-5, Class A5, 4.50%,
              08/25/34.........................       2,067
            Citigroup Mortgage Loan Trust, Inc.
     560    Series 2003-1, Class WPO1, PO,
              06/25/31.........................         483
   1,351    Series 2003-1, Class 2, PO,
              10/25/33.........................       1,005
     614    Series 2003-1, Class 2A6, PO,
              10/25/33.........................         345
   1,120    Series 2003-QS9, Class A3, IF, PO,
              10/25/33.........................         762
   2,265    Series 2003-QS9, Class A3, VAR,
              4.70%, 04/25/35..................       2,249
   1,943    Series 2003-UP3, Class A3, 7.00%,
              09/25/33.........................       1,982
   1,858    Series 2003-UST1, Class 1, PO,
              12/25/18.........................       1,552
   1,020    Series 2003-UST1, Class 3, PO,
              12/25/18.........................         854
   5,872    Series 2003-UST1, Class A1, 5.50%,
              12/25/18.........................       5,861
            Countrywide Alternative Loan Trust
   1,328    Series 2002-17, Class A7, 2.50%,
              01/25/33.........................       1,279
   3,360    Series 2002-8, Class A4, 6.50%,
              07/25/32.........................       3,348
   5,581    Series 2004-2CB, Class 1A9, 5.75%,
              03/25/34.........................       5,285
  23,170    Series 2005-22T1, Class A2, IF, IO,
              0.69%, 06/25/35..................         262
   3,183    Series 2005-26CB, A10, IF, 5.11%,
              07/25/35.........................       3,084
   8,000    Series 2005-28CB, Class 1A4, 5.50%,
              08/25/35.........................       7,780
   8,000    Series 2005-54CB, Class 1A11,
              5.50%, 11/25/35..................       7,844


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 38

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
   2,562    Series 2005-64CB, Class 1A9, 5.50%,
              12/25/35.........................       2,488
  41,065    Series 2005-J1, Class 1A4, IF, IO,
              0.72%, 02/25/35..................         445
            Countrywide Home Loan Mortgage Pass
              Through Trust
  13,586    Series 2002-22, Class A20, 6.25%,
              10/25/32.........................      13,553
   9,031    Series 2003-26, Class 1A6, 3.50%,
              08/25/33.........................       8,361
   4,651    Series 2003-29, Class A1, 5.50%,
              08/25/33.........................       4,606
     873    Series 2003-34, Class A11, 5.25%,
              09/25/33.........................         870
   1,120    Series 2003-44, Class A9, PO,
              10/25/33.........................         663
   1,855    Series 2003-J2 A17, IF, IO, 3.02%,
              04/25/33.........................          67
   7,051    Series 2003-J7, Class 4A3, IF,
              4.14%, 08/25/18..................       6,525
   1,156    Series 2004-7, Class 2A1, FRN,
              4.08%, 06/25/34..................       1,111
   2,202    Series 2004-HYB1, Class 2A, VAR,
              4.25%, 05/20/34..................       2,153
   1,923    Series 2004-HYB3, Class 2A, VAR,
              4.10%, 06/20/34..................       1,875
   2,887    Series 2004-J8, Class 1A2, 4.75%,
              11/25/19.........................       2,815
   1,000    Series 2005-16, Class A23, 5.50%,
              09/25/35.........................         979
  11,114    Series 2005-22, Class 2A1, FRN,
              5.35%, 11/25/35..................      11,088
            Credit Suisse First Boston Mortgage
              Securities Corp.
     126    Series 1987, Class C, PO,
              04/25/17.........................         104
     811    Series 2004-5, Class 5P, Zero
              Coupon, 08/25/19.................         649
     226    First Boston Mortgage Securities
              Corp. 1987 STRIPS Series C, Class
              I-O, IO, 10.97%, 04/25/17........          77
   2,523    First Horizon Alternative Mortgage
              Securities Series 2005-FA8, Class
              1A19, 5.50%, 11/25/35............       2,404
            First Horizon Asset Securities,
              Inc.
  14,261    Series 2004-AR1, Class 2A2, FRN,
              5.03%, 04/25/35..................      14,139
  13,050    Series 2004-AR7, Class 2A1, FRN,
              4.94%, 02/25/35..................      12,940

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
            GMAC Mortgage Corp. Loan Trust
   5,000    Series 2003-QS9, Class A3, VAR,
              4.89%, 06/19/35..................       4,941
   9,539    Series 2005-AR3, Class 3A3, VAR,
              4.89%, 06/19/35..................       9,493
            GSR Mortgage Loan Trust
     715    Series 2003-QS9, Class A3, 6.00%,
              11/25/34.........................         714
   2,687    Series 2004-10F, Class 2A1, 5.00%,
              08/25/19.........................       2,656
     541    Series 2004-15F, Class AP, PO,
              12/25/34.........................         480
   4,300    Series 2004-6F, Class 3A4, 6.50%,
              05/25/34.........................       4,441
   1,644    Impac Secured Assets CMN Owner
              Trust Series 2004-3, Class 1A4,
              FRN, 4.78%, 11/25/34.............       1,648
  12,168    Master Resecuritization Trust
              Series 2005-PO, Class 3, PO,
              05/28/35 (e).....................       8,883
            MASTR Adjustable Rate Mortgages
              Trust
   9,080    Series 2004-13, Class 2A1, FRN,
              3.82%, 04/21/34 (e)..............       8,860
  12,000    Series 2004-13, Class 3A6, FRN,
              3.79%, 11/21/34..................      11,542
            MASTR Alternative Loans Trust
   1,590    Series 2003-9, Class 8A1, 6.00%,
              01/25/34.........................       1,599
   2,419    Series 2004-10, Class 1A1, 4.50%,
              09/25/19.........................       2,337
   1,292    Series 2004-6, Class 7A1, 6.00%,
              07/25/34.........................       1,294
   1,997    Series 2004-7, Class 30, PO,
              07/25/34.........................       1,493
   1,704    Series 2004-7, Class 30, PO,
              08/25/34.........................       1,310
            MASTR Asset Securitization Trust
   1,410    Series 2003-12, Class 30, PO,
              12/25/33.........................         956
   2,035    Series 2003-QS9, Class A3, 5.00%,
              05/25/18.........................       2,025
     906    Series 2004-1 Class 30, PO,
              02/25/34.........................         633
   1,820    Series 2004-6, Class 15, PO,
              07/25/19 (e).....................       1,361
   1,003    Series 2004-8, PO, 08/25/19 (e)....         757
   1,785    Medallion Trust (Australia) Series
              2004-1G, Class A1, FRN, 4.52%,
              05/25/35.........................       1,790
     420    Merrill Lynch Trust Series 47,
              Class Z, 8.99%, 10/20/20.........         449


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
            Morgan Stanley Mortgage Trust
   --(h)    Series 35, Class 2, IF, HB,
              9018.00%, 04/20/21...............          10
   --(h)    Series 37, Class 2, IF, IO, HB,
              9017.28%, 07/20/21...............           1
   6,705    MortgageIT Trust Series 2005-1,
              Class 1A1, FRN, 4.70%,
              02/25/35.........................       6,707
            Nomura Asset Acceptance Corp.
   2,378    Series 2003-A1, Class A1, 5.50%,
              05/25/33.........................       2,369
   2,129    Series 2003-A1, Class A2, 6.00%,
              05/25/33.........................       2,134
     387    Series 2003-A1, Class A5, 7.00%,
              04/25/33.........................         387
     431    Series 2003-A1, Class A7, 5.00%,
              04/25/18.........................         429
   2,793    Series 2004-R2, Class A1, VAR,
              6.50%, 10/25/34 (e)..............       2,824
            Paine Webber CMO Trust
      21    Series H, Class 4, 8.75%,
              04/01/18.........................          22
     104    Series P, Class 4, 8.50%,
              08/01/19.........................         108
   2,500    Permanent Financing plc (United
              Kingdom) Series 4, Class 2A, FRN,
              4.55%, 03/10/09..................       2,500
            Residential Accredit Loans, Inc.
   1,906    Series 2002-QS16, Class A3, IF,
              7.47%, 10/25/17..................       1,795
   5,601    Series 2002-QS8, Class A5, 6.25%,
              06/25/17.........................       5,610
   2,254    Series 2003-QR19, Class CB4, 5.75%,
              10/25/33.........................       2,159
   7,485    Series 2003-QS12, Class A2A, IF,
              IO, 3.22%, 06/25/18..............         498
   2,278    Series 2003-QS12, Class A5, IO,
              5.00%, 06/25/18..................         375
  15,671    Series 2003-QS14, Class A1, 5.00%,
              07/25/18.........................      15,421
   5,353    Series 2003-QS18, Class A1, 5.00%,
              09/25/18.........................       5,271
   3,677    Series 2003-QS3, Class A2, IF,
              6.87%, 02/25/18..................       3,700
   3,523    Series 2003-QS3, Class A8, IF, IO,
              3.22%, 02/25/18..................         230
   8,818    Series 2003-QS9, Class A3, IF, IO,
              3.17%, 05/25/18..................         619
   1,680    Series 2004-QS8, Class A2, 5.00%,
              06/25/34.........................       1,646

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
            Residential Asset Securitization
              Trust
   1,570    Series 2003-A13, Class A3, 5.50%,
              01/25/34.........................       1,539
     666    Series 2003-A14, Class A1, 4.75%,
              02/25/19.........................         647
            Residential Funding Mortgage
              Securities I
   2,240    Series 2003-S12, Class 4A5, 4.50%,
              12/25/32.........................       2,114
   1,680    Series 2003-S13, Class A3, 5.50%,
              06/25/33.........................       1,602
   2,435    Series 2003-S14, Class A4, PO,
              07/25/18.........................       2,318
   8,918    Series 2003-S7, Class A17, 4.00%,
              05/25/33.........................       8,573
   4,988    Series 2005-SA4, Class 1A1, VAR,
              5.01%, 09/25/35..................       5,025
     492    Residential Funding Securities
              Corp. Series 2003-RM2, Class AP3,
              PO, 05/25/33.....................         413
     132    RMAC plc (United Kingdom) Series
              2004-NS1, Class A1B, FRN , 3.94%,
              12/12/20 (e).....................         131
      60    Rural Housing Trust Series 1987-1,
              Class 3B, 7.33%, 04/01/26........          60
            Salomon Brothers Mortgage
              Securities VII
      44    Series 2000-UP1, Class A2, 8.00%,
              08/25/27.........................          45
     936    Series 2003-UP2, Class 1, PO,
              12/25/18.........................         782
   4,200    Structured Adjustable Rate Mortgage
              Loan Trust
              Series 2004-6, Class 5A4, VAR,
              5.00%, 06/25/34..................       4,126
            Structured Asset Securities Corp.
     305    Series 2003-8, Class 1A2, Zero
              Coupon, 05/25/32.................         257
   3,120    Series 2003-8, Class 1A2, 5.00%,
              04/25/18.........................       3,058
   4,179    Series 2004-20, Class 1A3, 5.25%,
              11/25/34.........................       4,089
            Washington Mutual Alternative
              Mortgage Pass-Through
              Certificates
   1,584    Series 2002-MS, Class 12 A, 6.50%,
              05/25/32.........................       1,591
     829    Series 2005-1, Class CP, PO,
              03/25/35.........................         754
  58,493    Series 2005-2, Class 1A4, IF, IO,
              0.67%, 04/25/35..................         543
  14,449    Series 2005-2, Class 2A3, IF, IO,
              0.62%, 04/25/35..................         110


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 40

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
   7,000    Series 2005-4, Class CB7, 5.50%,
              06/25/35.........................       6,835
   4,675    Series 2005-6, Class 2A4, 5.50%,
              08/25/35.........................       4,666
            Washington Mutual, Inc.
   1,930    Series 2003-AR4, Class A6, VAR,
              3.42%, 05/25/33..................       1,882
   2,240    Series 2003-AR7, Class A6, VAR,
              3.03%, 08/25/33..................       2,139
     798    Series 2003-S10, Class A6, PO,
              10/25/18.........................         550
   4,525    Series 2003-S8, Class A4, 4.50%,
              09/25/18.........................       4,290
   2,240    Series 2003-S8, Class A6, 4.50%,
              09/25/18.........................       2,146
   1,385    Series 2003-S9, Class P, PO,
              10/25/33.........................         953
   1,060    Series 2004-AR3, Class A2, VAR,
              4.24%, 06/25/34..................       1,042
            Wells Fargo Mortgage Backed
              Securities Trust
   1,888    Series 2003-11, Class 1A, PO,
              10/25/18.........................       1,346
   3,360    Series 2003-11, Class 1A4, 4.75%,
              10/25/18.........................       3,279
   2,800    Series 2003-13, Class A7, 4.50%,
              11/25/18.........................       2,626
   1,634    Series 2003-17, Class 2A4, 5.50%,
              01/25/34.........................       1,630
   1,400    Series 2003-8, Class A9, 4.50%,
              08/25/18.........................       1,335
   2,167    Series 2003-K, Class 1A2, FRN,
              4.49%, 11/25/33..................       2,086
   3,281    Series 2004-7, Class 2A2, 5.00%,
              07/25/19.........................       3,233
  11,322    Series 2004-BB, Class A4, FRN,
              4.57%, 01/25/35..................      11,166
   8,417    Series 2004-EE, Class 3A1, FRN,
              3.99%, 01/25/35..................       8,203
   6,745    Series 2004-P, Class 2A1, FRN,
              4.23%, 09/25/34..................       6,593
   4,200    Series 2004-S, Class A5, FRN,
              3.54%, 09/25/34..................       4,039
   1,334    Series 2005-AR10, Class 2A4, FRN,
              4.11%, 06/25/35..................       1,299
                                                 ----------
                                                    422,658
                                                 ----------
  Total Collateralized Mortgage Obligations
    (Cost $1,750,619)                             1,718,639
                                                 ----------

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
COMMERCIAL MORTGAGE BACKED SECURITIES (0.7%):
   7,500    Banc of America Commercial
              Mortgage, Inc. Series 2005-6,
              Class ASB, VAR, 5.18%,
              09/10/47.........................       7,540
            Bear Stearns Commercial Mortgage
              Securities
     289    Series 2000-WF1, Class A1, 7.64%,
              02/15/32.........................         300
   2,225    Series 2004-T16, Class A2, 3.70%,
              02/13/46.........................       2,163
   3,050    Series 2005-PWR9, Class AAB, 4.80%,
              09/11/42.........................       2,991
     290    GS Mortgage Securities Corp. II
              Series 2003-FL6A, Class A1, FRN,
              4.52%, 11/15/15 (e)..............         290
   5,100    Merrill Lynch Mortgage Trust
              Series 2005-MCP1, Class ASB, VAR,
              4.67%, 06/12/43..................       5,109
      25    Morgan Stanley Dean Witter Capital
              I Series 2002-TOP7, Class A2,
              5.98%, 01/15/39..................          26
   7,585    Wachovia Bank Commercial Mortgage
              Trust Series 2004-C15, Class A2,
              4.04%, 10/15/41..................       7,325
                                                 ----------
  Total Commercial Mortgage Backed Securities
    (Cost $26,190)                                   25,744
                                                 ----------
CORPORATE BONDS (13.9%):
Aerospace & Defense (0.1%):
   2,220    General Dynamics Corp. 2.13%,
              05/15/06.........................       2,200
   1,156    Systems 2001 AT LLC 7.16%, 12/15/11
              (e)..............................       1,212
       5    United Technologies Corp. 6.10%,
              05/15/12.........................           5
                                                 ----------
                                                      3,417
                                                 ----------
Airlines (0.4%):
     538    American Airlines, Inc. Series
              1999-1, 7.02%, 04/15/11..........         552
            Continental Airlines, Inc.
     536    Series 1999-2, Class A1, 7.26%,
              09/15/21 (c).....................         545
   1,400    Series 1999-2, Class A2, 7.06%,
              03/15/11.........................       1,438
            Delta Airlines, Inc.
     714    7.38%, 05/18/11 (c) (d)............         708
   2,156    7.57%, 05/18/12 (d)................       2,124
     893    Southwest Airlines Co. Series 2001-
              1, 5.10%, 11/01/07...............         894


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Airlines, continued:
            United Airlines, Inc.
   1,004    Series 2001-1, 6.07%, 09/01/14
              (c)..............................         984
   1,329    Series 2001-1, 6.20%, 09/01/08
              (c)..............................       1,303
   3,175    Series 2001-1, 7.78%, 07/01/15.....       3,162
     839    Series 2000-1, 7.73%, 07/01/10.....         835
   1,244    Series 2000-2, 7.19%, 10/01/12.....       1,239
                                                 ----------
                                                     13,784
                                                 ----------
Automobiles (0.9%):
            DaimlerChrysler NA Holding Corp.
   1,456    4.75%, 01/15/08....................       1,443
   4,426    7.20%, 09/01/09....................       4,681
            Ford Motor Credit Co.
   1,820    5.80%, 01/12/09....................       1,588
   7,200    6.88%, 02/01/06....................       7,185
     350    7.00%, 10/01/13 (c)................         299
  17,000    7.38%, 10/28/09....................      15,077
     600    7.38%, 02/01/11....................         526
   4,400    7.88%, 06/15/10....................       3,960
     300    8.80%, 03/01/21....................         194
     784    Toyota Motor Credit Corp. 2.88%,
              08/01/08.........................         748
                                                 ----------
                                                     35,701
                                                 ----------
Beverages (0.0%) (g):
     775    SABMiller plc (United Kingdom)
              6.63%, 08/15/33 (e)..............         862
                                                 ----------
Capital Markets (1.8%):
            Bear Stearns Cos., Inc. (The)
   6,321    3.25%, 03/25/09....................       5,995
   1,000    5.70%, 11/15/14....................       1,031
            Goldman Sachs Group, Inc.
   1,865    3.88%, 01/15/09....................       1,810
   2,096    4.75%, 07/15/13....................       2,033
   1,535    5.25%, 10/15/13....................       1,535
      10    5.70%, 09/01/12....................          10
   2,095    6.35%, 02/15/34....................       2,201
   2,142    6.60%, 01/15/12....................       2,301
     560    6.65%, 05/15/09....................         588
   6,329    6.88%, 01/15/11....................       6,818
     286    7.35%, 10/01/09....................         308
            Lehman Brothers Holdings, Inc.
   1,516    4.00%, 01/22/08 (c)................       1,491
   1,500    4.80%, 03/13/14 (c)................       1,465
   2,167    6.63%, 01/18/12....................       2,340
     370    7.88%, 11/01/09....................         406
            Merrill Lynch & Co., Inc.
   1,176    3.70%, 04/21/08....................       1,146
     500    4.79%, 08/04/10 (c)................         494
   2,340    5.45%, 07/15/14                           2,378
   1,120    Series B, 3.13%, 07/15/08..........       1,073
   2,912    Series C, 4.13%, 01/15/09..........       2,854

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Capital Markets, continued:
            Morgan Stanley
     728    4.25%, 05/15/10 (c)................         704
   2,133    4.75%, 04/01/14....................       2,046
   1,000    5.30%, 03/01/13....................       1,002
   2,420    5.80%, 04/01/07....................       2,445
   3,612    6.60%, 04/01/12....................       3,882
   7,421    6.75%, 04/15/11....................       7,989
     504    8.00%, 06/15/10 (e)................         561
   8,563    National Rural Utilities
              Cooperative Finance Corp. 6.00%,
              05/15/06.........................       8,603
   1,904    State Street Corp. 7.65%,
              06/15/10.........................       2,127
                                                 ----------
                                                     67,636
                                                 ----------
Chemicals (0.1%):
   1,680    Dow Capital BV (Netherlands)
            8.50%, 06/08/10....................       1,890
            Dow Chemical Co. (The)
     580    6.13%, 02/01/11....................         607
     945    7.38%, 11/01/29 (c)................       1,138
   2,035    ICI Wilmington, Inc. 5.63%,
              12/01/13.........................       2,026
                                                 ----------
                                                      5,661
                                                 ----------
Commercial Banks (1.5%):
            Bank of America Corp.
   2,688    3.88%, 01/15/08 (c)................       2,639
   1,000    5.25%, 12/01/15....................       1,002
   1,484    7.40%, 01/15/11....................       1,635
   7,373    7.80%, 02/15/10....................       8,142
   1,500    Cadets Trust 4.80%, 07/15/13 (e)...       1,477
   4,256    First Bank NA 6.50%, 02/01/08......       4,401
   3,080    Firstar Bank NA 7.13%, 12/01/09....       3,323
     308    HSBC Holdings plc 7.35%,
              11/27/32.........................         372
   1,750    Huntington National Bank 8.00%,
              04/01/10.........................       1,935
     700    KEY Bank NA 7.50%, 09/15/08........         748
   2,296    Keycorp Series G, 4.70%,
              05/21/09.........................       2,287
            Popular North America, Inc.
     840    4.25%, 04/01/08....................         824
   3,105    4.70%, 06/30/09....................       3,050
   2,232    Royal Bank of Canada (Canada)
              3.88%, 05/04/09..................       2,171
            Suntrust Bank
   3,180    2.50%, 11/01/06....................       3,106
   1,120    6.38%, 04/01/11....................       1,187
   1,400    US Bancorp 7.50%, 06/01/26.........       1,722


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 42

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Commercial Banks, continued:
            US Bank
   2,430    2.85%, 11/15/06....................       2,390
     690    6.38%, 08/01/11....................         737
   1,064    7.80%, 08/18/10....................       1,194
            Wachovia Corp.
   2,688    3.50%, 08/15/08....................       2,597
   3,537    3.63%, 02/17/09....................       3,412
   1,400    4.88%, 02/15/14....................       1,370
            Wells Fargo & Co.
   2,932    3.13%, 04/01/09....................       2,777
   2,340    4.20%, 01/15/10....................       2,278
   2,856    Wells Fargo Bank 7.55%, 06/21/10
              (c)..............................       3,154
                                                 ----------
                                                     59,930
                                                 ----------
Commercial Services & Supplies (0.1%):
   1,315    Cendant Corp. 7.13%, 03/15/15......       1,475
   1,868    PHH Corp. 7.13%, 03/01/13..........       1,972
                                                 ----------
                                                      3,447
                                                 ----------
Computers & Peripherals (0.1%):
            International Business Machines
              Corp.
   1,568    5.39%, 01/22/09....................       1,593
     560    6.22%, 08/01/27....................         610
                                                 ----------
                                                      2,203
                                                 ----------
Consumer Finance (1.1%):
     840    American Express Credit Corp.
              3.00%, 05/16/08..................         805
            American General Finance Corp.
   3,650    Series H, 3.00%, 11/15/06..........       3,593
   2,281    Series H, 4.50%, 11/15/07..........       2,266
   1,120    Series H, 5.38%, 10/01/12..........       1,126
     238    Capital One Bank 5.75%, 09/15/10...         244
            General Motors Acceptance Corp.
   4,700    6.13%, 09/15/06....................       4,565
     300    6.88%, 09/15/11....................         274
   5,650    7.25%, 03/02/11....................       5,193
            HSBC Finance Corp.
   1,400    4.75%, 05/15/09....................       1,385
   1,000    5.00%, 06/30/15....................         972
  10,092    5.88%, 02/01/09....................      10,314
     280    6.38%, 11/27/12....................         298
   1,680    6.40%, 06/17/08....................       1,733
   3,176    6.50%, 11/15/08....................       3,305
     468    6.75%, 05/15/11....................         502
     560    7.20%, 07/15/06....................         567
   2,520    7.88%, 03/01/07....................       2,601
            International Lease Finance Corp.
     865    4.50%, 05/01/08 (c)................         855
     689    5.88%, 05/01/13 (c)................         713

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Consumer Finance, continued:
   1,400    SLM Corp. Series A, 5.38%,
              01/15/13.........................       1,419
   1,008    Standard Credit Card Master Trust
              Series A, 7.25%, 04/07/08........       1,015
                                                 ----------
                                                     43,745
                                                 ----------
Diversified Financial Services (2.2%):
            Associates Corp. of North America
   2,484    8.15%, 08/01/09....................       2,742
   1,470    8.55%, 07/15/09....................       1,640
   1,400    Series A, 7.95%, 02/15/10..........       1,550
            CIT Group, Inc.
   1,910    6.50%, 02/07/06....................       1,913
   1,000    7.75%, 04/02/12....................       1,134
            Citigroup, Inc.
     700    3.50%, 02/01/08....................         682
   1,000    4.70%, 05/29/15....................         966
   3,292    5.63%, 08/27/12....................       3,393
     420    6.20%, 03/15/09 (c)................         436
            Credit Suisse First Boston USA,
              Inc.
     616    4.70%, 06/01/09....................         611
   1,200    4.88%, 01/15/15....................       1,168
   1,400    5.50%, 08/15/13....................       1,428
   8,639    6.13%, 11/15/11....................       9,069
            General Electric Capital Corp.
   2,000    4.38%, 11/21/11....................       1,942
   4,416    6.75%, 03/15/32....................       5,184
     560    Series A, 2.80%, 01/15/07..........         549
   2,240    Series A, 3.50%, 05/01/08 (c)......       2,176
   2,968    Series A, 4.25%, 01/15/08..........       2,934
   1,176    Series A, 4.63%, 09/15/09..........       1,164
   8,957    Series A, 5.88%, 02/15/12 (c)......       9,343
   5,197    Series A, 6.00%, 06/15/12..........       5,473
   4,649    Series A, 6.13%, 02/22/11..........       4,891
            John Hancock Global Funding II
   1,400    3.50%, 01/30/09 (e)................       1,344
   1,512    7.90%, 07/02/10 (c) (e)............       1,700
            MassMutual Global Funding II
   2,296    3.25%, 06/15/07 (c) (e)............       2,241
   2,464    3.50%, 03/15/10 (e)................       2,324
            New York Life Global Funding
   1,330    3.88%, 01/15/09 (e)................       1,291
   3,920    5.38%, 09/15/13 (c) (e)............       4,025
   2,100    Pricoa Global Funding I 3.90%,
              12/15/08 (e).....................       2,041
            Principal Life Global Funding I
   1,400    2.80%, 06/26/08 (e)................       1,334
     336    5.13%, 06/28/07 (e)................         336
   6,021    6.25%, 02/15/12 (e)................       6,396


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Diversified Financial Services, continued:
   2,240    USAA Capital Corp. Series B, 7.05%,
              11/08/06 (e).....................       2,281
     952    Washington Mutual Financial Corp.
              6.88%, 05/15/11..................       1,032
                                                 ----------
                                                     86,733
                                                 ----------
Diversified Telecommunication Services (1.4%):
   1,288    Bellsouth Capital Funding 7.75%,
              02/15/10.........................       1,409
   2,094    Bellsouth Telecommunications 6.30%,
              12/15/15.........................       2,172
   4,466    British Telecommunications plc
              (United Kingdom) 8.37%,
              12/15/10.........................       5,084
     785    Deutsche Telekom International
              Finance BV (Netherlands) 5.25%,
              07/22/13.........................         781
            France Telecom S.A. (France)
   4,695    7.75%, 03/01/11....................       5,244
   1,000    8.50%, 03/01/31....................       1,334
   1,120    GTE Corp. 7.51%, 04/01/09 (c)......       1,189
   3,164    Nynex Capital Funding Co. Series B,
              SUB, 8.23%, 10/15/09.............       3,461
   2,295    SBC Communications, Inc. 5.63%,
              06/15/16.........................       2,309
            Sprint Capital Corp.
   6,357    6.00%, 01/15/07....................       6,419
   1,665    6.90%, 05/01/19....................       1,834
   1,288    7.13%, 01/30/06....................       1,290
   1,680    7.63%, 01/30/11....................       1,853
     560    8.38%, 03/15/12....................         649
   1,534    8.75%, 03/15/32....................       2,036
   1,415    Telecom Italia Capital S.A.
              (Luxembourg) 4.00%, 11/15/08.....       1,372
   1,512    Telus Corp. (Canada) 8.00%,
              06/01/11.........................       1,695
   3,650    Verizon Florida, Inc. Series F,
              6.13%, 01/15/13..................       3,687
            Verizon Global Funding Corp.
   4,621    7.25%, 12/01/10....................       5,014
   1,540    7.38%, 09/01/12....................       1,718
     823    Verizon Maryland, Inc. Series A,
              6.13%, 03/01/12..................         841
     880    Verizon New York, Inc. Series B,
              7.38%, 04/01/32 (c)..............         925
   1,232    Verizon Pennsylvania, Inc. 8.35%,
              12/15/30.........................       1,461
   1,193    Verizon Virginia, Inc. Series A,
              4.63%, 03/15/13..................       1,105
                                                 ----------
                                                     54,882
                                                 ----------

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Electric Utilities (0.7%):
            Alabama Power Co.
     392    4.70%, 12/01/10....................         387
   1,515    Series Y, 2.80%, 12/01/06..........       1,488
     576    American Electric Power Co., Inc.
              Series A, 6.13%, 05/15/06........         579
     392    Appalachian Power Co. 6.60%,
              05/01/09.........................         410
   1,110    Arizona Public Service Co. 4.65%,
              05/15/15 (c).....................       1,052
   1,260    Carolina Power & Light Co. 5.13%,
              09/15/13.........................       1,257
     290    Commonwealth Edison Co 6.95%,
              07/15/18 (c).....................         309
            Constellation Energy Group, Inc.
   1,792    6.35%, 04/01/07....................       1,820
     560    7.00%, 04/01/12....................         611
            Dominion Resources, Inc.
   1,854    Series B, 6.25%, 06/30/12..........       1,940
   3,000    Series A, 8.13%, 06/15/10..........       3,334
   2,100    DTE Energy Co. Series A, 6.65%,
              04/15/09.........................       2,193
            Duke Energy Corp.
   2,800    4.20%, 10/01/08 (c)................       2,738
   2,016    5.63%, 11/30/12 (c)................       2,068
   2,814    Exelon Generation Co., LLC 6.95%,
              06/15/11.........................       3,034
     312    Kiowa Power Partners LLC 4.81%,
              12/30/13 (e).....................         302
   1,120    Ohio Valley Electric Corp. 5.94%,
              02/12/06 (e).....................       1,122
   1,600    Pacificorp 4.30%, 09/15/08.........       1,575
     675    Pepco Holdings, Inc. 6.45%,
              08/15/12.........................         710
     280    Virginia Electric & Power Co.
              Series A, 5.38%, 02/01/07........         281
                                                 ----------
                                                     27,210
                                                 ----------
Food & Staples Retailing (0.1%):
   1,680    Kroger Co. (The) 8.05%, 02/01/10...       1,824
   2,930    Safeway, Inc. 4.13%, 11/01/08......       2,837
                                                 ----------
                                                      4,661
                                                 ----------
Gas Utilities (0.1%):
   1,008    KeySpan Gas East Corp. 7.88%,
              02/01/10.........................       1,113
   2,560    Nisource Finance Corp. 6.15%,
              03/01/13 (c).....................       2,681
                                                 ----------
                                                      3,794
                                                 ----------
Health Care Providers & Services (0.1%):
   2,035    UnitedHealth Group, Inc. 3.30%,
              01/30/08.........................       1,972
                                                 ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 44

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Hotels, Restaurants & Leisure (0.0%) (g):
     504    Harrah's Operating Co., Inc. 8.00%,
              02/01/11.........................         557
                                                 ----------
Household Durables (0.1%):
   1,485    Centex Corp. 5.70%, 05/15/14.......       1,468
   1,465    Pulte Homes, Inc. 5.25%,
              01/15/14.........................       1,398
                                                 ----------
                                                      2,866
                                                 ----------
Industrial Conglomerates (0.1%):
     644    Raychem Corp. 7.20%, 10/15/08......         674
            Tyco International Group S.A.
              (Bermuda)
   3,080    6.38%, 10/15/11....................       3,199
   1,400    6.75%, 02/15/11....................       1,472
                                                 ----------
                                                      5,345
                                                 ----------
Insurance (0.8%):
   2,184    American International Group, Inc.
              4.25%, 05/15/13..................       2,077
            ASIF Global Financing
   1,120    2.65%, 01/17/06 (e)................       1,119
   3,360    3.90%, 10/22/08 (e)................       3,269
   3,248    4.90%, 01/17/13 (e)................       3,232
   2,520    Jackson National Life Global
              Funding 6.13%, 05/30/12 (e)......       2,687
   2,980    Liberty Mutual Group 5.75%,
              03/15/14 (c) (e).................       2,942
   1,624    Metropolitan Life Global Funding I
              5.20%, 09/18/13 (e)..............       1,638
     840    MGIC Investment Corp. 6.00%,
              03/15/07.........................         848
   3,360    Monumental Global Funding II 4.38%,
              07/30/09 (e).....................       3,289
   1,624    Monumental Global Funding III
              5.20%, 01/30/07 (e)..............       1,626
            Nationwide Financial Services
   1,130    5.90%, 07/01/12....................       1,178
   1,182    6.25%, 11/15/11....................       1,244
     848    Pacific Life Global Funding 3.75%,
              01/15/09 (e).....................         831
            Protective Life Secured Trust
   1,199    4.00%, 10/07/09....................       1,168
   3,360    4.00%, 04/01/11....................       3,223
     350    XL Capital Ltd. (Cayman Islands)
              5.25%, 09/15/14..................         342
                                                 ----------
                                                     30,713
                                                 ----------
IT Services (0.0%) (g):
   1,120    First Data Corp. 3.90%, 10/01/09...       1,066
                                                 ----------

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Media (0.7%):
   1,570    Clear Channel Communications, Inc.
              5.50%, 09/15/14 (c)..............       1,502
   2,813    Comcast Cable Communications
              Holdings, Inc. 8.38%, 03/15/13...       3,256
   2,095    Comcast Corp. 5.50%, 03/15/11......       2,106
   1,022    Cox Communications, Inc. 7.75%,
              11/01/10.........................       1,107
            Historic TW, Inc.
   1,232    7.48%, 01/15/08 (e)................       1,284
     896    8.18%, 08/15/07 (e)................         937
   2,415    9.15%, 02/01/23 (e)................       2,970
     840    Knight-Ridder, Inc. 7.13%,
              06/01/11.........................         836
     900    News America, Inc. 7.25%,
              05/18/18.........................       1,003
            Tele-Communications-TCI Group
   1,337    7.13%, 02/15/28....................       1,436
   4,088    9.80%, 02/01/12....................       4,932
            Time Warner Entertainment Co. LP
   1,920    8.38%, 03/15/23....................       2,220
   1,288    10.15%, 05/01/12...................       1,568
            Time Warner, Inc.
   1,165    7.63%, 04/15/31....................       1,298
     255    7.70%, 05/01/32....................         287
                                                 ----------
                                                     26,742
                                                 ----------
Multi-Utilities (0.3%):
            Duke Capital LLC
   3,645    6.25%, 02/15/13 (c)................       3,796
     980    8.00%, 10/01/19....................       1,170
            PSEG Power LLC
   2,190    5.50%, 12/01/15....................       2,174
   1,322    7.75%, 04/15/11....................       1,464
   1,255    8.63%, 04/15/31....................       1,651
                                                 ----------
                                                     10,255
                                                 ----------
Oil, Gas & Consumable Fuels (0.4%):
     455    Alberta Energy Co., Ltd. (Canada)
              7.38%, 11/01/31..................         557
   2,350    BP Capital Markets plc (United
              Kingdom) 2.75%, 12/29/06.........       2,306
     550    Conoco Funding Co. (Canada) 5.45%,
              10/15/06.........................         552
   2,520    ConocoPhillips 8.75%, 05/25/10.....       2,899
   1,155    Husky Energy, Inc. (Canada) 6.15%,
              06/15/19.........................       1,204
   1,230    Kerr-McGee Corp. 6.95%, 07/01/24...       1,304
            Kinder Morgan Energy Partners LP
     935    7.40%, 03/15/31....................       1,077
     635    7.75%, 03/15/32....................         758


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Oil, Gas & Consumable Fuels, continued:
     992    Pemex Project Funding Master Trust
              8.63%, 02/01/22..................       1,223
   2,045    Pioneer Natural Resources Co.
              5.88%, 07/15/16 (c)..............       2,025
                                                 ----------
                                                     13,905
                                                 ----------
Paper & Forest Products (0.1%):
            International Paper Co.
   1,904    4.00%, 04/01/10....................       1,798
     879    4.25%, 01/15/09 (c)................         853
     885    5.85%, 10/30/12....................         898
   1,008    Union Camp Corp. 6.50%, 11/15/07...       1,029
            Weyerhaeuser Co.
      48    6.13%, 03/15/07 (c)................          49
     700    6.75%, 03/15/12....................         743
                                                 ----------
                                                      5,370
                                                 ----------
Pharmaceuticals (0.0%) (g):
     790    Wyeth 6.45%, 02/01/24..............         854
                                                 ----------
Real Estate (0.1%):
   2,694    EOP Operating LP 6.75%, 02/15/12...       2,859
     392    ERP Operating LP 4.75%, 06/15/09...         387
                                                 ----------
                                                      3,246
                                                 ----------
Road & Rail (0.1%):
            Burlington Northern Santa Fe Corp.
   1,375    6.13%, 03/15/09....................       1,422
   1,425    7.13%, 12/15/10....................       1,551
            Norfolk Southern Corp.
     299    5.59%, 05/17/25....................         299
     871    5.64%, 05/17/29....................         875
     326    7.25%, 02/15/31....................         395
      34    7.80%, 05/15/27....................          43
                                                 ----------
                                                      4,585
                                                 ----------
Supranational (0.0%) (g):
     560    Corp. Andina de Fomento 5.20%,
              05/21/13 (c).....................         558
                                                 ----------
Thrifts & Mortgage Finance (0.3%):
     784    Bank United Series A, 8.00%,
              03/15/09.........................         858
            Countrywide Home Loans, Inc.
   1,400    Series E, 7.20%, 10/30/06..........       1,424
   3,080    Series L, 4.00%, 03/22/11..........       2,898
   1,680    3.25%, 05/21/08....................       1,613
     980    Washington Mutual Bank 6.88%,
              06/15/11.........................       1,059

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Thrifts & Mortgage Finance, continued:
   2,921    Washington Mutual, Inc. 4.20%,
              01/15/10 (c).....................       2,828
   1,400    World Savings Bank FSB 4.50%,
              06/15/09.........................       1,381
                                                 ----------
                                                     12,061
                                                 ----------
Wireless Telecommunication Services (0.2%):
            New Cingular Wireless Services,
              Inc.
     456    7.50%, 05/01/07....................         471
   4,047    7.88%, 03/01/11....................       4,541
   1,215    8.75%, 03/01/31....................       1,610
                                                 ----------
                                                      6,622
                                                 ----------
  Total Corporate Bonds
    (Cost $536,039)                                 540,383
                                                 ----------
MORTGAGE PASS-THROUGH SECURITIES (7.4%):
            Federal Home Loan Mortgage Corp.
              Gold Pools
  14,992    4.00%, 05/01/14 - 05/01/19.........      14,412
   1,270    4.50%, 08/01/18....................       1,239
  35,391    5.00%, 06/01/34....................      34,332
   4,191    5.50%, 06/01/34 - 10/01/33.........       4,169
   4,516    6.00%, 04/01/18 - 01/01/34.........       4,578
   7,488    6.50%, 08/01/16 - 11/01/34.........       7,706
   1,227    7.00%, 04/01/17 - 08/01/32.........       1,276
   1,612    7.50%, 09/01/10 - 11/01/15.........       1,677
     209    8.50%, 11/01/15....................         223
            Federal Home Loan Mortgage Corp.
              Conventional Pools
     339    ARM, 5.18%, 07/01/19...............         347
     343    ARM, 5.33%, 04/01/30...............         352
   8,198    5.50%, 07/01/35....................       8,143
      97    12.00%, 08/01/15 - 07/01/19........         105
            Federal National Mortgage
              Association Various Pools
   1,081    3.50%, 04/01/19....................       1,002
      37    ARM, 3.86%, 01/01/19...............          37
  12,583    4.00%, 07/01/18 - 12/01/18.........      12,038
     500    ARM, 4.34%, 09/01/27...............         502
  32,500    4.50%, 11/01/14 - 02/01/35.........      31,652
     508    ARM, 4.55%, 03/01/29...............         508
   1,566    ARM, 4.74%, 05/01/35...............       1,557
  19,499    ARM, 4.87%, 01/01/35...............      19,503
     117    ARM, 4.97%, 03/01/19...............         119
  51,395    5.00%, 12/01/16 - 09/01/35.........      50,620
  46,335    5.50%, 06/01/12 - 03/01/34.........      46,314
  10,189    6.00%, 02/01/14 - 09/01/33.........      10,326
  10,125    6.50%, 03/01/17 - 08/01/31.........      10,470
   4,410    7.00%, 03/01/17 - 02/01/33.........       4,595
     319    7.50%, 03/01/17....................         335
   4,926    8.00%, 11/01/12 - 11/01/28.........       5,250
     402    9.00%, 05/01/18 - 04/01/26.........         436
      98    9.50%, 07/01/28....................         108


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 46

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Mortgage Pass-through Securities, continued:
     682    10.89%, 04/15/19...................         753
      80    12.50%, 01/01/16...................          88
            Government National Mortgage
              Association Various Pools
   5,903    5.50%, 06/15/33-09/15/34...........       5,946
   3,341    6.50%, 06/15/17-04/15/33...........       3,481
   1,357    7.00%, 02/15/33-06/15/33...........       1,434
     824    7.50%, 11/15/22-11/15/31...........         865
   2,323    8.00%, 01/15/16-09/20/28...........       2,480
     190    8.50%, 07/15/08-05/20/25...........         207
      27    9.00%, 12/15/16-10/15/30...........          30
                                                 ----------
  Total Mortgage Pass-Through Securities
    (Cost $292,731)                                 289,215
                                                 ----------
U.S. GOVERNMENT AGENCY SECURITIES (1.3%):
   1,000    Federal Home Loan Bank 4.25%,
              04/16/07.........................         994
            Federal Home Loan Mortgage Corp.
   4,645    4.13%, 07/12/10....................       4,530
   1,260    5.75%, 01/15/12....................       1,322
   1,120    6.63%, 09/15/09....................       1,190
   1,550    6.88%, 09/15/10 (c)................       1,687
            Federal Housing Authority
     112    7.43%, 08/01/20....................         111
   1,655    7.43%, 01/01/22....................       1,655
            Federal National Mortgage
              Association
  18,000    5.25%, 04/15/07....................      18,105
   2,240    5.50%, 03/15/11....................       2,315
   1,778    6.13%, 03/15/12....................       1,903
   4,822    6.25%, 02/01/11 (c)................       5,093
   1,176    6.38%, 06/15/09....................       1,235
   2,000    7.13%, 01/15/30 (c)................       2,611
   1,316    7.13%, 06/15/10....................       1,439
   5,881    7.25%, 01/15/10....................       6,408
                                                 ----------
  Total U.S. Government Agency Securities
    (Cost $50,192)                                   50,598
                                                 ----------
U.S. TREASURY OBLIGATIONS (21.2%):
            U.S. Treasury Bonds
   4,685    6.13%, 11/15/27....................       5,654
   1,000    6.25%, 08/15/23 (c)................       1,194
   1,120    7.13%, 02/15/23 (c)................       1,449
   3,100    7.25%, 05/15/16 (c)................       3,806
  24,490    7.25%, 08/15/22 (m)................      31,893
   4,142    7.50%, 11/15/16 (c)................       5,203
   1,680    7.63%, 02/15/25....................       2,315
   8,717    7.88%, 02/15/21 (m)................      11,797
   4,870    8.75%, 05/15/17 (c)................       6,688
   4,789    8.75%, 08/15/20 (c)................       6,889
     336    8.88%, 02/15/19 (c)................         478
     728    9.25%, 02/15/16....................       1,009
   5,499    9.88%, 11/15/15 (m)................       7,856
  45,054    10.38%, 11/15/12 (c) (m)...........      49,792

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. Treasury Obligations, continued:
   7,150    11.25%, 02/15/15 (m)...............      10,765
  14,721    11.75%, 11/15/14 (m)...............      18,535
  63,245    12.00%, 08/15/13 (m)...............      75,034
  12,545    12.50%, 08/15/14 (m)...............      15,913
     560    13.25%, 05/15/14...................         713
            U.S. Treasury Inflation Indexed
              Bonds
  12,446    3.63%, 04/15/28 (m)................      16,056
   3,400    3.88%, 01/15/09....................       3,573
  21,726    4.25%, 01/15/10 (c)................      23,553
            U.S. Treasury Notes
     560    3.13%, 09/15/08 (c)................         542
   1,078    3.50%, 11/15/06 (c)................       1,070
  17,925    3.50%, 08/15/09 (c)................      17,403
   2,000    3.63%, 04/30/07 (c)................       1,979
   1,225    3.63%, 07/15/09 (c)................       1,195
     400    3.63%, 01/15/10....................         389
  26,215    4.00%, 06/15/09 (c)................      25,897
   3,645    4.00%, 02/15/14....................       3,546
   2,805    4.75%, 05/15/14 (c)................       2,873
   2,700    5.00%, 08/15/11 (c)................       2,787
   1,000    5.38%, 02/15/31 (c)................       1,123
     840    5.63%, 05/15/08 (c)................         863
   9,168    5.75%, 08/15/10 (c)................       9,699
  13,497    6.00%, 08/15/09 (c)................      14,225
   3,080    6.13%, 08/15/07....................       3,162
   2,800    6.50%, 10/15/06 (c)................       2,843
  47,361    6.50%, 02/15/10 (m)................      51,089
     560    6.88%, 05/15/06 (c)................         565
            U.S. Treasury STRIPS
   6,500    PO, 11/15/17.......................       3,775
   3,080    PO, 05/15/07.......................       2,903
  10,529    PO, 05/15/08 (c)...................       9,502
   2,165    PO, 05/15/09 (c)...................       1,870
   8,317    PO, 11/15/09.......................       7,003
  15,178    PO, 02/15/10 (c)...................      12,712
  11,033    PO, 02/15/11 (c)...................       8,851
  26,518    PO, 05/15/11 (c)...................      21,147
  40,117    PO, 05/15/12 (c)...................      30,461
  27,457    PO, 11/15/12 (c)...................      20,348
  36,586    PO, 02/15/13 (c)...................      26,763
  27,671    PO, 08/15/13 (c)...................      19,758
   6,750    PO, 11/15/13 (c)...................       4,763
  21,553    PO, 02/15/14 (m)...................      15,017
   8,429    PO, 05/15/14 (m)...................       5,803
  21,764    PO, 08/15/14 (m)...................      14,806
  22,774    PO, 11/15/14 (c)...................      15,307
  18,909    PO, 02/15/15 (m)...................      12,590
   5,395    PO, 05/15/15 (c)...................       3,559
  20,193    PO, 08/15/15 (c)...................      13,136
   8,096    PO, 11/15/15.......................       5,223
  37,248    PO, 11/15/15 (c)...................      23,985
  68,923    PO, 02/15/16.......................      43,716
  11,537    PO, 05/15/16.......................       7,228


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. Treasury Obligations, continued:
   2,632    PO, 08/15/16.......................       1,631
   7,161    PO, 11/15/16.......................       4,377
  13,834    PO, 02/15/17.......................       8,352
   5,825    PO, 05/15/17.......................       3,469
  46,499    PO, 05/15/18 (c)...................      26,397
  16,572    PO, 02/15/19 (c)...................       9,055
   1,008    PO, 02/15/22.......................         477
   7,869    PO, 02/15/23 (c)...................       3,558
                                                 ----------
  Total U.S. Treasury Obligations
    (Cost $827,257)                                 828,957
                                                 ----------
MUNICIPAL BONDS (0.1%):
            Illinois
   3,000    State of Illinois, Taxable Pension
              GO, 5.10%, 06/01/33
              (Cost $3,000)....................       2,949
                                                 ----------
FOREIGN GOVERNMENT SECURITIES (0.6%):
            Mexico Government International
              Bond (Mexico)
   2,313    4.63%, 10/08/08....................       2,284
   2,035    5.88%, 01/15/14 (c)................       2,106
   2,105    6.38%, 01/16/13....................       2,237
   1,000    8.30%, 08/15/31....................       1,285
   1,925    8.30%, 08/15/31....................       2,474
   4,881    Series A, 7.50%, 04/08/33..........       5,779
            Province of Quebec (Canada)
   6,441    5.75%, 02/15/09....................       6,629
   1,400    6.50%, 01/17/06....................       1,401
     560    SUB, 7.36%, 03/06/26...............         711
                                                 ----------
  Total Foreign Government Securities
    (Cost $22,829)                                   24,906
                                                 ----------
  Total Long-Term Investments
    (Cost $3,674,103)                             3,646,810
                                                 ----------
 SHARES
---------
SHORT-TERM INVESTMENTS (6.8%):
Investment Company (6.8%):
 264,125    JPMorgan Liquid Assets Money Market
              Fund (b)
              (Cost $264,125)                       264,125
                                                 ----------
PRINCIPAL
AMOUNT($)
---------
INVESTMENTS OF CASH COLLATERAL ON SECURITIES LOANED (5.7%):
Cash Deposit (0.4%):
  14,993    Bank of New York 4.30%, 05/02/08...      14,993
                                                 ----------
Corporate Notes (3.9%):
   2,000    Allstate Life Global Funding FRN,
              4.37%, 01/30/07..................       2,000
  25,000    Berkshire Hathaway Finance 4.16%,
              01/11/08.........................      25,000

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION           VALUE($)
---------   -----------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL ON SECURITIES LOANED,
  CONTINUED:
Corporate Notes, continued:
  17,000    Beta Finance, Inc. 4.31%,
              03/10/06.........................      17,000
  10,000    CDC Financial Products Inc. FRN,
              4.35%, 01/30/06..................      10,000
     439    Citigroup Global Markets Holding,
              Inc. FRN, 4.59%, 12/12/06........         439
   2,000    Fifth Third Bancorp FRN, 4.35%,
              01/30/07.........................       2,000
            Greenwich Capital Holdings, Inc.
  13,056    4.89%, 07/09/07....................      13,056
  25,000    4.89%, 07/09/07....................      25,000
            MBIA Global Funding LLC
     597    4.48%, 01/26/07....................         597
  25,000    4.48%, 01/26/07....................      25,000
   5,000    Morgan Stanley FRN, 4.43%,
              01/02/07.........................       5,000
  18,749    Sigma Finance, Inc. 4.41%,
              02/27/06.........................      18,749
   2,000    Trusts Allstate Life Global Funding
              FRN, 4.37%, 01/30/07.............       2,000
   7,500    World Savings Bank FSB 4.43%,
              06/20/08.........................       7,500
                                                 ----------
                                                    153,341
                                                 ----------
Repurchase Agreements (1.4%):
  13,236    Bank of America Securities LLC,
              4.26%, dated 12/30/05, due
              1/3/06, repurchase price $13,243,
              collateralized by U.S. Government
              Agency Mortgages.................      13,236
  40,000    UBS Securities LLC, 4.26%, dated
              12/30/05, due 1/3/06, repurchase
              price $40,019, collateralized by
              U.S. Government Agency
              Mortgages........................      40,000
                                                 ----------
                                                     53,236
                                                 ----------
  Total Investments of Cash Collateral on
    Securities Loaned (Cost $221,570)               221,570
                                                 ----------
TOTAL INVESTMENTS (106.0%)
  (Cost $4,159,798)                               4,132,505
LIABILITIES IN EXCESS OF OTHER ASSETS (6.0%)       (233,123)
                                                 ----------
NET ASSETS (100.0%)                              $3,899,382
                                                 ----------

------------

Percentages indicated are based on net assets.

See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 48

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (95.2%):
ASSET BACKED SECURITIES (3.9%):
    2,885  American Express Credit Account
             Master Trust Series 2004-3,
             Class A, 4.35%, 12/15/11.....       2,843
           AmeriCredit Automobile
             Receivables Trust
      518  Series 2001-C, Class A4, 5.01%,
             07/14/08.....................         518
      663  Series 2001-D, Class A4, 4.41%,
             11/12/08.....................         662
      520  Series 2002-A, Class A4, 4.61%,
             01/12/09.....................         520
      977  BankBoston Home Equity Loan
             Trust
             Series 1998-1, Class A6,
             6.35%, 02/25/13..............         985
    1,880  Capital One Master Trust
             Series 2001-5, Class A,
             5.30%, 06/15/09..............       1,885
    2,425  Carmax Auto Owner Trust
             Series 2005-1, Class A3,
             4.13%, 05/15/09..............       2,402
           Citibank Credit Card Issuance
             Trust
    5,000  Series 2002-A1, Class A1,
             4.95%, 02/09/09..............       5,005
    2,900  Series 2002-C2, Class C2,
             6.95%, 02/18/14..............       3,142
    1,000  Series 2005-B1, Class B1,
             4.40%, 09/15/10..............         985
      999  CNH Equipment Trust Series
             2003-B, Class A3B, 2.47%,
             01/15/08.....................         988
    1,586  Community Program Loan Trust
             Series 1987-A, Class A4,
             4.50%, 10/01/18..............       1,562
    4,936  Countrywide Asset-Backed
             Certificates Series 2004-AB2,
             Class A2, FRN, 4.65%,
             05/25/36.....................       4,943
      226  CS First Boston Mortgage
             Securities Corp. Series
             2002-HE4, Class AF, 5.51%,
             08/25/32.....................         227
    4,959  Ford Credit Auto Owner Trust
             Series 2004-A, Class A3,
             2.93%, 03/15/08..............       4,905
       87  GE Capital Mortgage Services,
             Inc.
             Series 1997-HE3, Class A6,
             6.72%, 10/25/27..............          87
           Green Tree Financial Corp.
    4,610  Series 1995-10, Class B1,
             7.05%, 01/15/26..............       4,006
    4,350  Series 1995-2, Class B1, 8.60%,
             05/15/26.....................       4,534

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
    1,000  MBNA Credit Card Master Note
             Trust Series 2003-C1, Class
             C1, FRN, 6.07%, 06/15/12.....       1,055
           MBNA Master Credit Card Trust
             USA
      262  Series 1999-D, Class B, 6.50%,
             11/15/08.....................         264
    1,500  Series 2000-D, Class C, 8.40%,
             09/15/09 (e).................       1,563
    2,116  Onyx Acceptance Grantor Trust
             Series 2004-B, Class A3,
             3.09%, 09/15/08..............       2,100
       91  Residential Asset Mortgage
             Products, Inc. Series
             2001-RS3, Class AI4, SUB,
             6.29%, 10/25/31..............          91
      600  Standard Credit Card Master
             Trust
             Series A, 7.25%, 04/07/08....         604
      315  Security Pacific Acceptance
             Corp.
             Series 1995-1, Class A3,
             7.25%, 05/10/17..............         317
    3,926  WFS Financial Owner Trust
             Series 2003-4, Class A4,
             3.15%, 05/20/11..............       3,852
                                            ----------
  Total Asset Backed Securities
    (Cost $50,547)                              50,045
                                            ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (28.7%):
Agency CMO (20.8%):
    2,000  Federal Home Loan Bank
             Series 2000, Class Y, 5.27%,
             12/28/12.....................       2,007
    5,000  Federal Home Loan Mortgage
             Corp. Series 2715, Class NG,
             4.50%, 12/15/18..............       4,801
           Federal Home Loan Mortgage
             Corp.
      125  Series 11, Class D, 9.50%,
             07/15/19.....................         125
       53  Series 38, Class D, 9.50%,
             05/15/20.....................          57
       34  Series 81, Class A, 8.13%,
             11/15/20.....................          34
       64  Series 84, Class F, 9.20%,
             10/15/20.....................          69
       41  Series 109, Class I, 9.10%,
             01/15/21.....................          41
       12  Series 198, Class Z, 8.50%,
             09/15/22.....................          12
      614  Series 201, Class Z, 8.00%,
             02/15/23.....................         612


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      213  Series 1254, Class N, 8.00%,
             04/15/22.....................         213
      518  Series 1316, Class Z, 8.00%,
             06/15/22.....................         520
      142  Series 1343, Class LB, 7.50%,
             08/15/22.....................         143
      276  Series 1456, Class Z, 7.50%,
             01/15/23.....................         283
       59  Series 1506, Class PH, 6.75%,
             04/15/08.....................          59
    3,540  Series 1538, Class J, 6.50%,
             06/15/08.....................       3,576
    1,000  Series 1543, Class VN, 7.00%,
             07/15/23.....................       1,046
      109  Series 1556, Class H, 6.50%,
             08/15/13.....................         112
      383  Series 1561, Class J, 6.50%,
             08/15/08.....................         387
      350  Series 1577, Class PV, 6.50%,
             09/15/23.....................         363
      358  Series 1595, Class D, 7.00%,
             10/15/13.....................         366
      306  Series 1611, Class JC, IF,
             10.00%, 08/15/23.............         318
    3,581  Series 1628, Class LZ, 6.50%,
             12/15/23.....................       3,694
      748  Series 1630, Class PJ, 6.00%,
             05/15/23.....................         755
    3,164  Series 1637, Class G, 6.00%,
             06/15/23.....................       3,180
      508  Series 1667, Class B, 6.00%,
             01/15/09.....................         513
       16  Series 1671, Class QC, IF,
             10.00%, 02/15/24.............          17
      837  Series 1796, Class B, 6.50%,
             12/15/08.....................         846
      387  Series 2022, Class PE, 6.50%,
             01/15/28.....................         398
    1,780  Series 2036, Class PG, 6.50%,
             01/15/28.....................       1,813
    2,630  Series 2055, Class OE, 6.50%,
             05/15/13.....................       2,701
    9,406  Series 2091, Class PG, 6.00%,
             11/15/28.....................       9,586
    2,191  Series 2122, Class QR, 6.25%,
             01/15/28.....................       2,199
    1,517  Series 2123, Class PE, 6.00%,
             12/15/27.....................       1,532
      612  Series 2132, Class PD, 6.00%,
             11/15/27.....................         618
      435  Series 2161, Class PG, 6.00%,
             04/15/28.....................         438

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,132  Series 2201, Class C, 8.00%,
             11/15/29.....................       1,187
      488  Series 2261, Class ZY, 7.50%,
             10/15/30.....................         497
      600  Series 2297, Class NB, 6.00%,
             03/15/16.....................         616
      529  Series 2310, Class Z, 6.00%,
             04/15/31.....................         543
      208  Series 2313, Class LA, 6.50%,
             05/15/31.....................         215
    5,068  Series 2330, Class PE, 6.50%,
             06/15/31.....................       5,213
    2,016  Series 2344, Class QG, 6.00%,
             08/15/16.....................       2,064
    2,234  Series 2345, Class PQ, 6.50%,
             08/15/16.....................       2,311
    1,823  Series 2368, Class TG, 6.00%,
             10/15/16.....................       1,866
    3,507  Series 2394, Class MC, 6.00%,
             12/15/16.....................       3,594
    1,000  Series 2399, Class PG, 6.00%,
             01/15/17.....................       1,035
      300  Series 2410, Class QB, 6.25%,
             02/15/32.....................         312
    1,000  Series 2430, Class WF, 6.50%,
             03/15/32.....................       1,047
    5,425  Series 2454, Class BG, 6.50%,
             08/15/31.....................       5,516
    1,500  Series 2455, Class GK, 6.50%,
             05/15/32.....................       1,567
   10,000  Series 2457, Class PE, 6.50%,
             06/15/32.....................      10,264
    2,000  Series 2466, Class DH, 6.50%,
             06/15/32.....................       2,080
    2,000  Series 2543, Class YX, 6.00%,
             12/15/32.....................       2,042
    2,000  Series 2557, Class WJ, 5.00%,
             07/15/14.....................       1,999
      511  Series 2602, Class BX, 3.50%,
             12/15/22.....................         477
    2,000  Series 2617, Class GR, 4.50%,
             05/15/18.....................       1,908
    5,594  Series 2636, Class Z, 4.50%,
             06/15/18.....................       5,268
      747  Series 2643, Class KG, 4.00%,
             05/15/18.....................         743
    1,826  Series 2656, Class AC, 6.00%,
             08/15/33.....................       1,857
    1,129  Series 2668, Class SB, IF,
             3.32%, 10/15/15..............       1,087
    3,500  Series 2686, Class GB, 5.00%,
             05/15/20.....................       3,488


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 50

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    2,000  Series 2716, Class UN, 4.50%,
             12/15/23.....................       1,896
    5,000  Series 2720, Class PC, 5.00%,
             12/15/23.....................       4,918
      739  Series 2755, Class SA, IF,
             5.46%, 05/15/30..............         686
    1,893  Series 2756, Class NA, 5.00%,
             02/15/24.....................       1,871
    3,000  Series 2762, Class LD, 5.00%,
             10/15/27.....................       2,977
    2,000  Series 2764, Class UC, 5.00%,
             05/15/27.....................       1,985
    1,182  Series 2776, Class SK, IF,
             2.52%, 04/15/34..............         909
      504  Series 2827, Class SQ, IF,
             7.50%, 01/15/19..............         518
    1,288  Series 2958, Class KB, 5.50%,
             04/15/35.....................       1,284
    5,777  Series 2962, Class WJ, 5.50%,
             06/15/24.....................       5,867
    5,375  Series 2993, Class MN, 5.00%,
             06/15/23.....................       5,368
      982  Series 3059, Class B, 5.00%,
             02/15/35.....................         933
           Federal Home Loan Mortgage
             Corp.
      382  Series 2089, Class PJ, IO,
             7.00%, 10/15/28..............          87
      496  Series 2811, PO, 06/15/34......         478
      721  Federal Home Loan Mortgage
             Corp. Structured Pass Through
             Securities Series T-54, Class
             2A, 6.50%, 02/25/43..........         739
           Federal Home Loan Mortgage
             Corp.-Government National
             Mortgage Association
      543  Series 23, Class KZ, 6.50%,
             11/25/23.....................         557
    3,792  Series 24, Class J, 6.25%,
             11/25/23.....................       3,847
      482  Series 29, Class J, 7.00%,
             09/25/23.....................         484
      393  Series 31, Class Z, 8.00%,
             04/25/24.....................         427
           Federal National Mortgage
             Association
       40  Series 1988-13, Class C, 9.30%,
             05/25/18.....................          45
      478  Series 1989-72, Class E, 9.35%,
             10/25/19.....................         520
       15  Series 1989-98, Class H,
             11.50%, 12/25/19.............          17

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
       27  Series 1990-1, Class D, 8.80%,
             01/25/20.....................          29
       35  Series 1990-110, Class H,
             8.75%, 09/25/20..............          37
       24  Series 1990-117, Class E,
             8.95%, 10/25/20..............          26
      235  Series 1991-141, Class PZ,
             8.00%, 10/25/21..............         250
      143  Series 1992-101, Class J,
             7.50%, 06/25/22..............         145
    1,402  Series 1992-188, Class PZ,
             7.50%, 10/25/22..............       1,481
      112  Series 1992-31, Class M, 7.75%,
             03/25/22.....................         118
      122  Series 1992-78, Class H, 7.50%,
             06/25/07.....................         124
      143  Series 1992-79, Class Z, 9.00%,
             06/25/22.....................         158
       34  Series 1993-140, Class H,
             6.50%, 03/25/13..............          34
    1,484  Series 1993-141, Class Z,
             7.00%, 08/25/23..............       1,545
      777  Series 1993-149, Class M,
             7.00%, 08/25/23..............         809
      964  Series 1993-160, Class AJ,
             6.50%, 04/25/23..............         975
    1,589  Series 1993-160, Class ZA,
             6.50%, 09/25/23..............       1,677
      936  Series 1993-175, Class PG,
             6.50%, 09/25/08..............         946
      102  Series 1993-23, Class PZ,
             7.50%, 03/25/23..............         107
      117  Series 1993-231, Class M,
             6.00%, 12/25/08..............         117
      120  Series 1993-255, Class E,
             7.10%, 12/25/23..............         129
      235  Series 1993-55, Class K, 6.50%,
             05/25/08.....................         238
      511  Series 1993-56, Class PZ,
             7.00%, 05/25/23..............         532
      462  Series 1993-60, Class Z, 7.00%,
             05/25/23.....................         483
      898  Series 1993-79, Class PL,
             7.00%, 06/25/23..............         935
      184  Series 1993-86, Class H, 6.50%,
             06/25/08.....................         186
    1,500  Series 1994-1, Class L, 6.50%,
             01/25/14.....................       1,538
       61  Series 1994-23, Class PE,
             6.00%, 08/25/22..............          61
    3,858  Series 1994-23, Class PX,
             6.00%, 08/25/23..............       3,931


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    2,000  Series 1994-28, Class K, 6.50%,
             08/25/23.....................       2,024
      100  Series 1994-32, Class Z, 6.50%,
             03/25/09.....................         101
      293  Series 1995-19, Class K, 6.50%,
             09/25/08.....................         296
      649  Series 1995-19, Class Z, 6.50%,
             11/25/23.....................         693
      434  Series 1995-4, Class Z, 7.50%,
             10/25/22.....................         468
      393  Series 1996-59, Class K, 6.50%,
             07/25/23.....................         404
      413  Series 1997-11, Class E, 7.00%,
             03/18/27.....................         431
      170  Series 1997-27, Class J, 7.50%,
             04/18/27.....................         179
    2,500  Series 1997-31, Class EB,
             6.00%, 04/18/12..............       2,541
      500  Series 1997-42, Class EG,
             8.00%, 07/18/27..............         566
    2,560  Series 1997-63, Class ZA,
             6.50%, 09/18/27..............       2,652
       71  Series 1998-63, Class PG,
             6.00%, 03/25/27..............          71
    1,902  Series 1999-47, Class JZ,
             8.00%, 09/18/29..............       2,086
    1,257  Series 2000-8, Class Z, 7.50%,
             02/20/30.....................       1,329
    2,392  Series 2001-4, Class PC, 7.00%,
             03/25/21.....................       2,508
    1,652  Series 2001-5, Class OW, 6.00%,
             03/25/16.....................       1,686
    1,000  Series 2002-11, Class QG,
             5.50%, 03/25/17..............       1,014
       85  Series 2002-16, Class VD,
             6.50%, 06/25/18..............          85
    5,000  Series 2002-18, Class PC,
             5.50%, 04/25/17..............       5,094
    1,000  Series 2002-55, Class QE,
             5.50%, 09/25/17..............       1,007
    1,500  Series 2002-61, Class PE,
             5.50%, 05/25/16..............       1,509
    2,000  Series 2002-74, Class PD,
             5.00%, 11/25/15..............       1,993
    1,000  Series 2003-128, Class KE,
             4.50%, 01/25/14..............         983
    9,247  Series 2003-128, Class NG,
             4.00%, 01/25/19..............       8,454
    2,000  Series 2003-47, Class PE,
             5.75%, 06/25/33..............       2,005
      531  Series 2003-60, Class DA,
             4.25%, 06/25/21..............         511

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    3,230  Series 2003-73, Class GA,
             3.50%, 05/25/31..............       3,030
    2,500  Series 2003-8, Class QD, 5.00%,
             09/25/16.....................       2,484
    2,000  Series 2003-83, Class PG,
             5.00%, 06/25/23..............       1,962
      143  Series 2003-91, Class SD, IF,
             5.20%, 09/25/33..............         132
    7,600  Series 2003-92, Class PD,
             4.50%, 03/25/17..............       7,425
    5,000  Series 2003-113, Class PC,
             4.00%, 03/25/15..............       4,854
    1,000  Series 2004-21, Class AE,
             4.00%, 04/25/19..............         913
      231  Series 2004-22, Class A, 4.00%,
             04/25/19.....................         217
    1,000  Series 2004-53, Class NC,
             5.50%, 07/25/24..............       1,016
    5,000  Series 2005-110, Class GJ,
             5.50%, 11/25/30..............       5,022
    4,700  Series 2005-40, Class YA,
             5.00%, 09/25/20..............       4,692
    2,080  Series 2005-48, Class OM,
             5.00%, 03/25/30..............       2,054
    5,500  Series 2005-68, Class BC,
             5.25%, 06/25/35..............       5,352
    4,928  Series 2005-68, Class JK,
             5.25%, 05/25/35..............       4,908
    2,500  Series 2005-84, Class XM,
             5.75%, 10/25/35..............       2,543
       91  Series G-29, Class O, 8.50%,
             09/25/21.....................          95
      737  Series G92-15, Class Z, 7.00%,
             01/25/22.....................         755
       61  Series G92-30, Class Z, 7.00%,
             06/25/22.....................          63
           Federal National Mortgage
             Association
       28  Series 1993-205, Class H, PO,
             09/25/23.....................          23
      715  Series 1993-257, Class C, PO,
             06/25/23.....................         637
      371  Series 1994-65, Class PK, PO,
             04/25/24.....................         313
      125  Series G92-62, Class B, PO,
             10/25/22.....................         107
    1,050  Federal National Mortgage
             Association Whole Loan
             Series 2004-W2, Class 2A2,
             7.00%, 02/25/44..............       1,090


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 52

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
           Government National Mortgage
             Association
      463  Series 1997-7, Class ZA, 9.00%,
             05/16/27.....................         488
      579  Series 1997-8, Class PN, 7.50%,
             05/16/27.....................         607
      137  Series 1999-43, Class TA, IF,
             9.35%, 11/16/29..............         147
    1,463  Series 1999-44, Class ZG,
             8.00%, 12/20/29..............       1,535
    2,801  Series 2000-1, Class PK, 8.00%,
             01/16/30.....................       2,957
      763  Series 2000-26, Class Z, 7.75%,
             09/20/30.....................         781
      867  Series 2000-9, Class Z, 8.00%,
             06/20/30.....................         926
    2,762  Series 2002-4, Class TD, 7.00%,
             01/20/32.....................       2,995
    3,000  Series 2002-45, Class QE,
             6.50%, 06/20/32..............       3,150
      150  Series 2002-47, Class HM,
             6.00%, 07/16/32..............         155
      137  Series 2004-73, Class AE, IF,
             5.84%, 08/17/34..............         133
           Vendee Mortgage Trust
    2,559  Series 1996-2, Class 1Z, 6.75%,
             06/15/26.....................       2,660
    6,948  Series 1998-1, Class 2E, 7.00%,
             09/15/27.....................       7,218
      311  Series 1999-1, Class 2Z, 6.50%,
             01/15/29.....................         317
                                            ----------
                                               269,700
                                            ----------
Non-Agency CMO (7.9%):
      567  ABN Amro Mortgage Corp.
             Series 2003-7, Class A3,
             4.50%, 07/25/18..............         548
           Banc of America Funding Corp.
    4,477  Series 2003-4, Class 2A2, FRN,
             4.10%, 03/20/35..............       4,393
    1,500  Series 2005-5, Class 3A5,
             5.50%, 08/25/35..............       1,474
           Banc of America Mortgage
             Securities
    1,595  Series 2003-7, Class A2, 4.75%,
             09/25/18.....................       1,559
      159  Series 2004-11, Class 15, PO,
             01/25/20.....................         123
    1,358  Series 2004-2, Class 2A4,
             5.50%, 03/25/34..............       1,352
    6,082  Series 2004-3, Class 2A1,
             5.50%, 04/25/34..............       6,052

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
    1,000  Series 2004-7, Class 2A2,
             5.75%, 08/25/34..............         994
      686  Series 2004-8, Class X, PO,
             10/25/34.....................         584
      540  Series 2005-1, Class 15, PO,
             02/25/20.....................         405
      504  Series 2005-1, Class 1A17,
             5.50%, 02/25/35..............         477
    1,620  Bear Stearns Adjustable Rate
             Mortgage Trust Series 2003-7,
             Class 3A, VAR, 4.94%,
             10/25/33.....................       1,587
       28  Bear Stearns Mortgage
             Securities, Inc. Series
             1997-6, Class 1A, VAR, 6.69%,
             03/25/31.....................          28
           BHN II Mortgage Trust
      439  Series 1997-1, Class A2, 7.92%,
             07/25/09 (i).................          11
      671  Series 1997-2, Class A2, 7.54%,
             05/31/17 (i).................          34
    2,205  Cendant Mortgage Corp.
             Series 2003-8, Class 1A8,
             5.25%, 09/25/33..............       2,157
    3,016  Citicorp Mortgage Securities,
             Inc.
             Series 2004-1, Class A1,
             4.75%, 01/25/34..............       2,952
      372  Citigroup Mortgage Loan Trust,
             Inc.
             Series 2003-UST1, PO
             12/25/18.....................         312
           Countrywide Alternative Loan
             Trust
    2,214  Series 2003-J3, Class 2A1,
             6.25%, 12/25/33..............       2,221
    5,815  Series 2004-16CB, Class 2A2,
             5.00%, 08/25/19..............       5,715
    5,000  Series 2005-54CB, Class 1A11,
             5.50%, 11/25/35..............       4,902
      819  Series 2005-J6, Class 2A1,
             5.50%, 07/25/25..............         815
      100  Series 2005-J7, Class 1A9,
             5.50%, 07/25/35..............          97
           Countrywide Home Loan Mortgage
             Pass Through Trust
    4,000  Series 2002-32, Class 1A18,
             6.00%, 01/25/33..............       4,024
      500  Series 2002-35, Class 2A10,
             6.00%, 02/25/33..............         502
      223  Series 2005-13, Class A1,
             5.50%, 06/25/35..............         223
    4,832  Series 2005-22, Class 2A1, FRN,
             5.35%, 11/25/35..............       4,821


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
           CS First Boston Mortgage
             Securities Corp.
    1,000  Series 2005-1, Class 1A16,
             5.50%, 02/25/35..............         975
      881  Series 2005-10, Class 6A13,
             5.50%, 11/25/35..............         816
    1,298  First Horizon Alternative
             Mortgage Securities Series
             2004-AA3, Class A1, FRN,
             5.34%, 09/25/34..............       1,293
    2,127  First Horizon Asset Securities,
             Inc.
             Series 2004-AR7, Class 2A1,
             FRN, 4.94%, 02/25/35.........       2,110
      936  Master Resecuritization Trust
             Series 2005-PO, Class 3, PO,
             05/28/35 (e).................         683
    1,235  MASTR Adjustable Rate Mortgages
             Trust Series 2004-13, Class
             2A1, FRN, 3.82%, 04/21/34....       1,205
           MASTR Alternative Loans Trust
      660  Series 2003-8, Class 3A1,
             5.50%, 12/25/33..............         657
    4,319  Series 2004-10, Class 1A1,
             4.50%, 09/25/19..............       4,173
    1,005  Series 2004-11, Class 8A3,
             5.50%, 10/25/19..............       1,008
      400  Series 2004-7 30, PO,
             08/25/34.....................         308
           MASTR Asset Securitization
             Trust
    2,422  Series 2003-4, Class 2A2,
             5.00%, 05/25/18..............       2,411
      470  Series 2003-6, Class 8A1,
             5.50%, 07/25/33..............         462
    1,525  Series 2003-11, Class 3A1,
             4.50%, 12/25/18..............       1,474
      429  Series 2004-6, Class 15, PO,
             07/25/19.....................         321
      853  Series 2004-8, PO, 08/25/19....         644
    1,335  MortgageIT Trust Series 2005-1,
             Class 1A1, FRN, 4.70%,
             02/25/35.....................       1,336
      935  Nomura Asset Acceptance Corp.
             Series 2004-R2, Class A1,
             VAR, 6.50%, 10/25/34 (e).....         946
           Paine Webber CMO Trust
       31  Series H, Class 4, 8.75%,
             04/01/18.....................          33
        6  Series J, Class 3, 8.80%,
             05/01/18.....................           6
       40  Series L, Class 4, 8.95%,
             07/01/18.....................          43

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
           Residential Accredit Loans,
             Inc.
      550  Series 2004-QS8, Class A2,
             5.00%, 06/25/34..............         539
    4,000  Series 2005-QS5, Class A4,
             5.75%, 04/25/35..............       3,713
           Residential Funding Mortgage
             Securities I
    3,134  Series 2003-QS14, Class A1,
             5.00%, 07/25/18..............       3,084
    1,676  Series 2003-S7, Class A17,
             4.00%, 05/25/33..............       1,611
    2,834  Series 2004-S4, Class 2A7,
             4.50%, 04/25/19..............       2,757
    1,814  Series 2005-SA4, Class 1A1,
             VAR, 5.01%, 09/25/35.........       1,827
    1,243  Residential Funding Securities
             Corp.
             Series 2003-RM2, Class AII,
             5.00%, 05/25/18..............       1,230
      334  Structured Asset Securities
             Corp
             Series 2003-21, Class 1A3,
             5.50%, 07/25/33..............         333
      300  Washington Mutual Alternative
             Mortgage Pass-Through
             Certificates Series 2005-4,
             Class CB7, 5.50%, 06/25/35...         293
           Washington Mutual, Inc.
    2,971  Series 2002-S4, Class A4,
             6.50%, 10/19/29..............       2,987
    1,604  Series 2004-AR3, Class A2, VAR,
             4.24%, 06/25/34..............       1,578
           Wells Fargo Mortgage Backed
             Securities Trust
      601  Series 2003-10, Class A1,
             4.50%, 09/25/18..............         581
      500  Series 2003-11, Class 1A4,
             4.75%, 10/25/18..............         488
      414  Series 2003-17, Class 2A9, PO,
             01/01/34.....................         217
    1,101  Series 2003-18, Class A1,
             5.50%, 12/25/33..............       1,082
      208  Series 2003-8, Class A9, 4.50%,
             08/25/18.....................         198
      320  Series 2004-DD, Class 2A8, FRN,
             4.52%, 01/25/35..............         310
    2,473  Series 2004-EE, Class 3A1, FRN,
             3.99%, 01/25/35..............       2,410
    1,533  Series 2004-P, Class 2A1, FRN,
             4.23%, 09/25/34..............       1,498
      376  Series 2004-Q, Class 1A3, FRN,
             4.91%, 09/25/34..............         364
    2,369  Series 2004-Q, Class 2A2, FRN,
             4.88%, 09/25/34..............       2,291


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 54

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
    2,000  Series 2004-S, Class A5, FRN,
             3.54%, 09/25/34..............       1,923
    2,175  Series 2005-9, Class 2A10,
             5.25%, 10/25/35..............       1,978
                                            ----------
                                               102,558
                                            ----------
  Total Collateralized Mortgage
    Obligations
    (Cost $372,357)
                                               372,258
                                            ----------
COMMERCIAL MORTGAGE BACKED SECURITIES (0.6%):
    2,000  Banc of America Commercial
             Mortgage, Inc. Series 2005-6,
             Class ASB, VAR, 5.18%,
             09/10/47.....................       2,011
           Bear Stearns Commercial
             Mortgage Securities
      878  Series 2000-WF1, Class A1,
             7.64%, 02/15/32..............         912
    1,000  Series 2004-T14, Class A3,
             4.80%, 01/12/41..............         985
    1,975  DLJ Commercial Mortgage Corp.
             Series 2000-CF1 A1B, 7.62%,
             06/10/33.....................       2,156
    2,000  Wachovia Bank Commercial
             Mortgage Trust Series
             2004-C15, Class A2, 4.04%,
             10/15/41.....................       1,931
                                            ----------
  Total Commercial Mortgage Backed
    Securities
    (Cost $8,173)
                                                 7,995
                                            ----------
CORPORATE BONDS (32.6%):
Aerospace & Defense (0.4%):
      500  Aviall, Inc. 7.63%, 07/01/11...         513
      750  L-3 Communications Corp.
             6.38%, 10/15/15 (e)..........         748
      400  Loral Corp. 7.00%, 09/15/23....         463
      750  Moog, Inc. 6.25%, 01/15/15.....         739
      500  Sequa Corp. Series B, 8.88%,
             04/01/08.....................         521
    1,417  Systems 2001 AT LLC 7.16%,
             12/15/11 (e).................       1,484
                                            ----------
                                                 4,468
                                            ----------
Airlines (1.0%):
           American Airlines, Inc.
      500  7.25%, 02/05/09................         489
      992  10.18%, 01/02/13...............         802
      447  Continental Airlines, Inc.
             7.88%, 07/02/18..............         410

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Airlines, continued:
      642  Delta Airlines, Inc. 10.00%,
             12/05/14 (d) (e).............         201
           NWA Trust
    4,458  9.25%, 06/21/14 (d)............       4,469
    3,185  10.23%, 06/21/14 (d)...........       2,723
    4,258  United Airlines, Inc. Series
             2001-1, 6.07%, 09/01/14
             (c)..........................       4,172
                                            ----------
                                                13,266
                                            ----------
Auto Components (0.1%):
      750  Arvin Industries, Inc. 7.13%,
             03/15/09.....................         711
                                            ----------
Automobiles (0.6%):
    2,000  DaimlerChrysler NA Holding
             Corp.
             7.30%, 01/15/12..............       2,158
           Ford Motor Credit Co.
    4,100  7.38%, 10/28/09................       3,636
    1,680  7.88%, 06/15/10................       1,512
      700  Toyota Motor Credit Corp.
             2.88%, 08/01/08..............         668
                                            ----------
                                                 7,974
                                            ----------
Beverages (0.1%):
      500  Bavaria S.A. (Colombia) 8.88%,
             11/01/10 (e).................         543
      400  Coca-Cola Enterprises, Inc.
             6.95%, 11/15/26..............         464
                                            ----------
                                                 1,007
                                            ----------
Capital Markets (2.7%):
      550  Arch Western Finance LLC 6.75%,
             07/01/13 (c).................         560
           Bear Stearns Cos., Inc. (The)
    2,325  3.25%, 03/25/09................       2,205
    2,000  4.50%, 10/28/10 (c)............       1,952
           Credit Suisse First Boston USA,
             Inc.
    2,000  5.50%, 08/15/13................       2,040
    1,690  6.13%, 11/15/11................       1,774
           Donaldson Lufkin & Jenrette,
             Inc.
      500  6.50%, 04/01/08................         516
    1,000  6.50%, 06/01/08................       1,033
    1,000  FMR Corp. 4.75%, 03/01/13 (e)..         985
      500  Goldman Sachs Group LP 6.75%,
             02/15/06 (e).................         501
           Goldman Sachs Group, Inc.
    1,575  4.75%, 07/15/13................       1,528
      780  5.25%, 10/15/13................         780
    2,000  6.60%, 01/15/12................       2,148
    1,500  6.88%, 01/15/11................       1,616
           Lehman Brothers Holdings, Inc.
      235  3.60%, 03/13/09................         226
    3,525  4.00%, 01/22/08 (c)............       3,467
      295  8.50%, 08/01/15................         359


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Capital Markets, continued:
           Merrill Lynch & Co., Inc.
    1,100  4.79%, 08/04/10 (c)............       1,088
    2,750  Series B, 3.13%, 07/15/08......       2,635
    1,900  Series C, 4.13%, 01/15/09......       1,862
           Morgan Stanley
    1,750  4.25%, 05/15/10 (c)............       1,692
    1,000  5.30%, 03/01/13................       1,002
    3,500  6.60%, 04/01/12................       3,762
    1,850  6.75%, 04/15/11................       1,992
                                            ----------
                                                35,723
                                            ----------
Chemicals (0.8%):
      750  Airgas, Inc.
             6.25%, 07/15/14..............         737
    1,000  Dow Capital BV 8.50%,
             06/08/10.....................       1,125
      250  Eastman Chemical Co. 7.60%,
             02/01/27.....................         288
      775  EI Du Pont de Nemours & Co.
             4.13%, 04/30/10 (c)..........         748
      500  Equistar Chemicals LP 8.75%,
             02/15/09 (c).................         526
      500  Georgia Gulf Corp. 7.13%,
             12/15/13 (c).................         513
    1,000  Huntsman International LLC
             10.13%, 07/01/09 (c).........       1,033
      750  IMC Global, Inc. 10.88%,
             08/01/13.....................         862
    1,000  ISP Chemco, Inc. Series B,
             10.25%, 07/01/11.............       1,065
      500  Lyondell Chemical Co. 10.50%,
             06/01/13.....................         568
      735  Monsanto Co. 7.38%, 08/15/12...         826
      500  NewMarket Corp. 8.88%,
             05/01/10.....................         524
      900  Nova Chemicals Corp. (Canada)
             6.50%, 01/15/12..............         872
      500  Westlake Chemical Corp.
             8.75%, 07/15/11..............         535
                                            ----------
                                                10,222
                                            ----------
Commercial Banks (3.9%):
           Bank of America Corp.
    1,000  4.38%, 12/01/10................         976
    1,500  6.98%, 03/07/37................       1,796
    1,000  7.40%, 01/15/11 (c)............       1,101
    2,900  7.80%, 02/15/10................       3,202
      500  7.80%, 09/15/16................         600
    1,000  Bank of New York Co., Inc.
             (The)
             5.20%, 07/01/07 (c)..........       1,005
    7,125  Bank of Scotland (United
             Kingdom)
             VAR, 7.00%, 12/31/49 (e).....       7,350

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Commercial Banks, continued:
      250  Bankers Trust Corp. 7.25%,
             10/15/11.....................         279
    1,000  BB&T Corp. 6.50%, 08/01/11.....       1,072
    1,750  Branch Banking & Trust Co.
             Wilson North Carolina 4.88%,
             01/15/13.....................       1,733
    2,500  First Bank 6.50%, 02/01/08.....       2,585
    1,000  FleetBoston Financial Corp.
             7.38%, 12/01/09..............       1,085
    2,000  Huntington National Bank 8.00%,
             04/01/10.....................       2,211
           Key Bank
      700  5.70%, 08/15/12................         725
    5,000  7.55%, 09/15/06................       5,082
    1,740  Marshall & Ilsley Corp. 4.38%,
             08/01/09.....................       1,709
      500  Mellon Funding Corp. 6.38%,
             02/15/10.....................         527
    1,500  National City Bank 4.63%,
             05/01/13.....................       1,458
    1,500  National Westminster Bank plc
             (United Kingdom) 7.38%,
             10/01/09.....................       1,628
           Popular North America, Inc.
      825  4.25%, 04/01/08................         809
      500  6.13%, 10/15/06................         503
    2,035  Royal Bank of Canada (Canada)
             3.88%, 05/04/09..............       1,979
    2,500  SunTrust Banks, Inc. 6.00%,
             02/15/26.....................       2,627
      500  UnionBanCal Corp. 5.25%,
             12/16/13.....................         498
    2,000  US Bancorp 7.50%, 06/01/26.....       2,460
           Wells Fargo & Co.
    1,000  4.20%, 01/15/10................         974
    1,500  5.90%, 05/21/06................       1,506
    1,500  6.38%, 08/01/11 (c)............       1,608
    1,000  Wells Fargo Bank 6.45%,
             02/01/11.....................       1,066
                                            ----------
                                                50,154
                                            ----------
Commercial Services & Supplies (0.4%):
    1,000  Allied Waste North America
             Series B, 8.88%, 04/01/08....       1,055
      750  Corrections Corp. of America
             6.25%, 03/15/13 (c)..........         743
      500  NationsRent Cos, Inc.
             9.50%, 10/15/10..............         545
    1,300  PHH Corp. 7.13%, 03/01/13......       1,373
      530  Phoenix Color Corp.
             10.38%, 02/01/09 (c).........         488


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 56

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Commercial Services & Supplies, continued:
      500  Stewart Enterprises, Inc.
             6.25%, 02/15/13 (e) (c)......         480
      750  United Rentals North America,
             Inc.
             6.50%, 02/15/12..............         730
                                            ----------
                                                 5,414
                                            ----------
Communications Equipment (0.0%): (g)
      500  Corning, Inc. 6.20%,
             03/15/16.....................         511
                                            ----------
Computers & Peripherals (0.2%):
           International Business Machines
             Corp.
    1,000  5.39%, 01/22/09................       1,016
      650  7.00%, 10/30/25................         769
      500  Seagate Technology HDD Holdings
             (Cayman Islands) 8.00%,
             05/15/09.....................         525
                                            ----------
                                                 2,310
                                            ----------
Construction & Engineering (0.0%): (g)
      500  Dycom Industries, Inc.
             8.13%, 10/15/15 (e)..........         500
                                            ----------
Construction Materials (0.1%):
1,300....  Hanson Australia Funding Ltd.
             (Australia) 5.25%,
             03/15/13.....................       1,289
                                            ----------
Consumer Finance (1.6%):
    3,000  American Express Credit Corp.
             3.00%, 05/16/08 (c)..........       2,875
      200  Capital One Bank
             4.88%, 05/15/08 (c)..........         199
           General Motors Acceptance Corp.
    1,300  6.13%, 09/15/06................       1,263
    2,000  7.25%, 03/02/11................       1,838
           HSBC Finance Corp.
    7,200  5.88%, 02/01/09................       7,358
      500  6.38%, 11/27/12................         531
    1,000  6.50%, 11/15/08................       1,041
    1,000  7.25%, 05/15/06................       1,009
      400  HSBC Holdings plc 7.35%,
             11/27/32.....................         483
    2,000  John Deere Capital Corp. 4.63%,
             04/15/09.....................       1,982
      350  MBNA America Bank 5.38%,
             01/15/08.....................         353
    1,250  SLM Corp. 3.50%, 09/30/06......       1,236
                                            ----------
                                                20,168
                                            ----------
Containers & Packaging (0.2%):
      750  Ball Corp. 6.88%, 12/15/12.....         774
      750  Norampac, Inc. (Canada) 6.75%,
             06/01/13.....................         724

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Containers & Packaging, continued:
           Owens Brockway Glass Container,
             Inc.
      500  8.88%, 02/15/09................         522
      250  7.75%, 05/15/11 (c)............         261
                                            ----------
                                                 2,281
                                            ----------
Diversified Financial Services (3.9%):
           Associates Corp. of North
             America
    1,000  6.25%, 11/01/08................       1,036
    6,000  8.15%, 08/01/09................       6,624
      500  Series B, 7.95%, 02/15/10......         554
      280  Canadian Pacific Ltd. (Canada)
             9.45%, 08/01/21..............         397
           Caterpillar Financial Services
             Corp.
    1,500  3.45%, 01/15/09................       1,439
    1,200  4.50%, 09/01/08................       1,190
           CIT Group, Inc.
    3,450  4.13%, 02/21/06................       3,449
    1,000  5.00%, 02/01/15................         976
    1,325  6.88%, 11/01/09................       1,405
    1,000  7.75%, 04/02/12................       1,134
    2,000  Citigroup, Inc. 4.70%, 05/29/15
             (c)..........................       1,932
    6,500  Corestates Capital Trust I
             8.00%, 12/15/26 (e)..........       6,891
      500  Eircom Funding 8.25%,08/15/13..         535
      500  FTI Consulting, Inc. 7.63%,
             06/15/13 (e).................         515
           General Electric Capital Corp.
    1,000  4.38%, 11/21/11................         971
    1,100  6.75%, 03/15/32................       1,291
    5,000  Series A, 2.80%, 01/15/07......       4,898
      885  Series A, 4.25%, 01/15/08......         875
    2,700  Series A, 6.00%, 06/15/12......       2,844
    1,750  Series A, 6.13%, 02/22/11......       1,841
      500  Series A, 3.50%, 05/01/08
             (c)..........................         486
    1,750  Series A, 5.88%, 02/15/12
             (c)..........................       1,825
           International Lease Finance
             Corp.
      500  4.00%, 01/17/06................         500
      190  4.50%, 05/01/08................         188
    1,000  5.63%, 06/01/07 (c)............       1,009
      210  5.88%, 05/01/13................         217
           National Rural Utilities
             Cooperative Finance Corp.
    3,500  6.00%, 05/15/06................       3,516
      400  7.25%, 03/01/12................         446
    1,615  Textron Financial Corp. 4.60%,
             05/03/10.....................       1,591
                                            ----------
                                                50,575
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Diversified
Telecommunication
Services
(1.4%):
      100  BellSouth Corp.
             6.88%,10/15/31...............         110
    2,000  British Telecommunications plc
             (United Kingdom) 8.37%,
             12/15/10.....................       2,277
      750  Citizens Communications Co.
             6.25%, 01/15/13 (c)..........         726
      400  GTE Corp. 7.90%, 02/01/27......         424
      500  Insight Midwest LP 10.50%,
             11/01/10.....................         526
      500  MasTec, Inc. 7.75%, 02/01/08...         496
           MCI, Inc.
      111  6.91%, 05/01/07................         112
      111  7.69%, 05/01/09................         114
       95  8.74%, 05/01/14................         105
      500  New York Telephone Co. 6.13%,
             01/15/10.....................         502
      756  Nynex Corp. 9.55%, 05/01/10....         826
    1,000  Qwest Corp. 7.88%, 09/01/11....       1,077
           Sprint Capital Corp.
    1,000  7.63%, 01/30/11................       1,103
      370  8.38%, 03/15/12................         429
      800  8.75%, 03/15/32................       1,062
    1,600  6.00%, 01/15/07................       1,616
    1,250  Telus Corp. (Canada) 8.00%,
             06/01/11.....................       1,401
      270  United Telephone Co. of Florida
             Series HH, 8.38%, 01/15/25...         308
    1,500  Verizon Florida, Inc. Series F,
             6.13%, 01/15/13..............       1,515
    2,500  Verizon Pennsylvania, Inc.
             8.35%, 12/15/30..............       2,963
                                            ----------
                                                17,692
                                            ----------
Electric Utilities (1.6%):
      625  AES Corp. (The) 8.75%, 05/15/13
             (e)..........................         680
      890  Alabama Power Co. Series Y,
             2.80%, 12/01/06..............         874
      600  American Electric Power Co.,
             Inc.
             Series A, 6.13%, 05/15/06....         603
           Carolina Power & Light Co.
    1,250  5.13%, 09/15/13................       1,247
    1,000  5.95%, 03/01/09................       1,026
    1,000  Cleco Corp. 7.00%, 05/01/08....       1,029
      664  Commonwealth Edison Co
             6.95%, 07/15/18 (c)..........         707
    1,000  Consolidated Edison Co. of New
             York 4.70%, 06/15/09 (c).....         994
    1,555  Constellation Energy Group,
             Inc.
             6.35%, 04/01/07..............       1,580

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Electric Utilities, continued:
      396  DPL, Inc. 8.25%, 03/01/07......         408
    1,000  DTE Energy Co. Series A, 6.65%,
             04/15/09.....................       1,044
           Duke Energy Corp.
    2,500  4.20%, 10/01/08 (c)............       2,445
    1,000  5.63%, 11/30/12 (c)............       1,026
    2,400  Exelon Corp. 6.75%, 05/01/11...       2,555
      487  FPL Energy National Wind
             6.13%, 03/25/19 (e)..........         476
           Nevada Power Co.
      125  6.50%, 04/15/12................         128
      375  8.25%, 06/01/11................         415
    1,000  Northeast Utilities 3.30%,
             06/01/08.....................         958
      900  NorthWestern Corp 5.88%,
             11/01/14.....................         902
      250  Pacificorp 7.24%, 08/16/23.....         291
      750  Sierra Pacific Power Co. 6.25%,
             04/15/12.....................         761
      600  Texas-New Mexico Power Co.
             6.13%, 06/01/08..............         606
      500  TXU Corp. 5.55%, 11/15/14 (c)..         475
                                            ----------
                                                21,230
                                            ----------
Electronic Equipment & Instruments (0.1%):
      500  Avnet, Inc. 9.75%, 02/15/08
             (c)..........................         542
    1,000  Flextronics International Ltd.
             (Singapore) 6.25%, 11/15/14
             (c)..........................         986
                                            ----------
                                                 1,528
                                            ----------
Energy Equipment & Services (0.3%):
      500  Hornbeck Offshore Services,
             Inc.
             6.13%, 12/01/14..............         487
      500  Offshore Logistics, Inc. 6.13%,
             06/15/13.....................         468
    2,414  Oslo Seismic Services, Inc.
             8.28%, 06/01/11..............       2,510
      875  Pride International, Inc.
             7.38%, 07/15/14..............         938
                                            ----------
                                                 4,403
                                            ----------
Food & Staples Retailing (0.3%):
      500  Ahold Finance USA, Inc. 8.25%,
             07/15/10.....................         541
    1,650  Albertson's, Inc. 6.95%,
             08/01/09 (c).................       1,669
      500  Delhaize America, Inc. 7.38%,
             04/15/06.....................         502
           Kroger Co. (The)
    1,000  8.05%, 02/01/10................       1,086
      600  7.80%, 08/15/07................         623
                                            ----------
                                                 4,421
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 58

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Food
Products
(0.6%):
      500  Corn Products International,
             Inc.
             8.25%, 07/15/07..............         522
      500  Cosan S.A. Industria e Comercio
             9.00%, 11/01/09 (e)..........         534
      500  Dole Food Co., Inc. 7.25%,
             06/15/10 (c).................         485
    4,580  Grand Metropolitan Investment
             Corp. 7.45%, 04/15/35........       5,756
      500  Smithfield Foods, Inc. Series
             B, 7.75%, 05/15/13...........         529
      400  Tyson Foods, Inc. 7.25%,
             10/01/06.....................         406
                                            ----------
                                                 8,232
                                            ----------
Gas Utilities (0.3%):
      500  Holly Energy Partners LP 6.25%,
             03/01/15.....................         484
    1,000  KeySpan Gas East Corp. 7.88%,
             02/01/10.....................       1,104
      500  Pacific Energy Partners LP
             7.13%, 06/15/14..............         515
      500  Plains All American Pipeline LP
             7.75%, 10/15/12..............         567
           SEMCO Energy, Inc.
      500  7.13%, 05/15/08................         508
      250  7.75%, 05/15/13 (c)............         262
      835  Southern California Gas Co.
             4.38%, 01/15/11..............         813
                                            ----------
                                                 4,253
                                            ----------
Health Care Equipment & Supplies (0.4%):
    3,000  Beckman Coulter, Inc. 7.05%,
             06/01/26.....................       3,486
    1,000  Fisher Scientific
             International, Inc.
             6.75%, 08/15/14 (c)..........       1,042
      350  Fresenius Medical Care Capital
             Trust
             7.88%, 06/15/11..............         373
                                            ----------
                                                 4,901
                                            ----------
Health Care Providers & Services (0.2%):
      900  Coventry Health Care, Inc.
             5.88%, 01/15/12..............         909
    1,000  HCA, Inc. 8.75%, 09/01/10......       1,106
                                            ----------
                                                 2,015
                                            ----------
Homebuilding (0.1%):
           Standard-Pacific Corp.
      500  6.50%, 08/15/10................         477
      500  7.00%, 08/15/15................         461
                                            ----------
                                                   938
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Hotels, Restaurants & Leisure (0.3%):
      500  Caesars Entertainment, Inc.
             7.50%, 09/01/09..............         533
      500  Intrawest Corp. (Canada) 7.50%,
             10/15/13.....................         506
    1,000  MGM Mirage 6.00%, 10/01/09.....         994
      750  Mohegan Tribal Gaming Authority
             7.13%, 08/15/14 (c)..........         768
      750  Speedway Motorsports, Inc.
             6.75%, 06/01/13..............         759
      750  Station Casinos, Inc. 6.00%,
             04/01/12.....................         748
                                            ----------
                                                 4,308
                                            ----------
Household Durables (0.1%):
    1,000  KB Home 5.75%, 02/01/14........         943
                                            ----------
Industrial Conglomerates (0.2%):
      300  Ingersoll-Rand Co. Ltd.
             (Bermuda)
             7.20%, 06/01/25..............         340
    1,300  Raychem Corp. 7.20%, 10/15/08..       1,360
    1,000  Tyco International Group S.A.
             (Bermuda) 6.38%, 10/15/11....       1,038
                                            ----------
                                                 2,738
                                            ----------
Insurance (3.3%):
    1,000  American International Group,
             Inc.
             4.25%, 05/15/13..............         951
           ASIF Global Financing
    1,200  2.50%, 01/30/07 (e)............       1,169
    1,125  2.65%, 01/17/06 (e)............       1,124
    1,000  3.90%, 10/22/08 (e)............         973
    1,350  Berkshire Hathaway Finance
             Corp.
             4.20%, 12/15/10 (c)..........       1,307
      500  Crum & Forster Holdings Corp.
             10.38%, 06/15/13.............         528
      500  Fairfax Financial Holdings Ltd.
             (Canada) 7.75%, 04/26/12
             (c)..........................         467
    2,000  John Hancock Global Funding II
             3.50%, 01/30/09 (e)..........       1,920
    6,000  MassMutual Global Funding II
             3.50%, 03/15/10 (e)..........       5,658
      500  Metropolitan Life Global
             Funding I
             5.20%, 09/18/13 (e)..........         504
      500  MGIC Investment Corp. 6.00%,
             03/15/07.....................         505
    5,000  MIC Financing Trust I 8.38%,
             02/01/27 (e).................       5,123
    1,350  Monumental Global Funding II
             4.38%, 07/30/09 (e)..........       1,322
    2,000  Monumental Global Funding III
             5.20%, 01/30/07 (e)..........       2,003
           New York Life Global Funding
    1,000  3.88%, 01/15/09 (e)............         971
    1,250  5.38%, 09/15/13 (e)............       1,283


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Insurance, continued:
    2,015  Pacific Life Global Funding
             3.75%, 01/15/09 (e)..........       1,974
           Principal Life Global Funding I
    2,500  2.80%, 06/26/08 (e)............       2,383
    1,000  5.13%, 06/28/07 (e)............       1,000
    2,100  Protective Life Secured Trust
             4.00%, 04/01/11..............       2,014
      419  SunAmerica, Inc. 8.13%,
             04/28/23 (c).................         539
    5,000  Sun Life Canada U.S. Capital
             Trust
             8.53%, 05/29/49 (e)..........       5,390
           TIAA Global Markets, Inc.
    1,000  4.13%, 11/15/07 (e)............         986
    1,000  5.00%, 03/01/07 (e)............       1,001
      400  Torchmark Corp. 7.88%,
             05/15/23.....................         495
      200  UnumProvident Finance Co. plc
             (United Kingdom) 6.85%,
             11/15/15 (e) (c).............         208
      275  XL Capital Ltd. (Cayman
             Islands)
             5.25%, 09/15/14..............         268
                                            ----------
                                                42,066
                                            ----------
Internet Software & Services (0.0%): (g)
      667  EXDS, Inc. 10.75%, 12/15/09
             (d)..........................          --(h)
                                            ----------
Leisure Equipment & Products (0.1%):
      400  Brunswick Corp. 7.38%,
             09/01/23.....................         457
      500  K2, Inc. 7.38%, 07/01/14 (c)...         497
      497  Riddell Bell Holdings, Inc.
             6.16%, 09/30/11..............         504
                                            ----------
                                                 1,458
                                            ----------
Machinery (0.2%):
      500  Case New Holland, Inc. 9.25%,
             08/01/11.....................         535
      491  Ormat Funding Corp. 8.25%,
             12/30/20.....................         495
      500  Valmont Industries, Inc. 6.88%,
             05/01/14.....................         504
      500  Wabtec Corp. 6.88%, 07/31/13...         505
                                            ----------
                                                 2,039
                                            ----------
Marine (0.1%):
           Stena AB (Sweden)
      400  7.50%, 11/01/13................         384
      300  9.63%, 12/01/12................         326
      500  Ultrapetrol Bahamas Ltd.
             (Bahamas)
             9.00%, 11/24/14..............         465
                                            ----------
                                                 1,175
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Media (1.7%):
      750  CBS Corp. 8.63%,08/01/12.......         847
      414  CCH I LLC 11.00%, 10/01/15 (e)
             (c)..........................         348
    4,000  Comcast Cable Communications
             8.38%, 05/01/07..............       4,171
      240  Comcast Cable Communications
             Holdings, Inc. 9.46%,
             11/15/22.....................         314
           CSC Holdings, Inc.
    1,500  7.25%, 07/15/08................       1,496
      750  Series B 8.13%, 07/15/09.......         758
      500  DirecTV Holdings LLC 6.38%,
             06/15/15 (c).................         489
      500  Echostar DBS Corp. 5.75%,
             10/01/08.....................         490
           Historic TW, Inc.
      375  8.18%, 08/15/07 (c)............         392
    1,000  9.15%, 02/01/23................       1,230
    1,000  Liberty Media Corp. 7.88%,
             07/15/09 (c).................       1,054
      200  Mediacom LLC/Mediacom Capital
             Corp. 9.50%, 01/15/13 (c)....         195
      800  News America Holdings, Inc.
             7.75%, 01/20/24..............         902
      600  News America, Inc. 6.75%,
             01/09/38.....................         634
      250  Reader's Digest Association,
             Inc. (The) 6.50%, 03/01/11...         244
      500  Rogers Cable, Inc. (Canada)
             6.25%, 06/15/13..............         493
    1,500  Tele-Communications-TCI Group
             9.80%, 02/01/12..............       1,810
    1,800  Thomson Corp. (The) 4.25%,
             08/15/09.....................       1,753
           Time Warner Entertainment Co.
             LP
    1,000  8.88%, 10/01/12................       1,165
      750  10.15%, 05/01/12...............         913
      470  Time Warner, Inc. 7.70%,
             05/01/32.....................         529
      700  Viacom, Inc. 7.70%, 07/30/10...         756
      500  Videotron Ltee (Canada) 6.88%,
             01/15/14.....................         506
                                            ----------
                                                21,489
                                            ----------
Metals & Mining (0.4%):
      500  AK Steel Corp. 7.88%, 02/15/09
             (c)..........................         475
    2,700  Newmont Gold Co. 8.91%,
             01/05/09.....................       2,806


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 60

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Metals & Mining, continued:
      750  Russel Metals, Inc. (Canada)
             6.38%, 03/01/14..............         728
      421  United States Steel Corp.
             9.75%, 05/15/10 (c)..........         458
                                            ----------
                                                 4,467
                                            ----------
Multi-Utilities (0.5%):
    1,500  Calpine Canada Energy Finance
             ULC (Canada) 8.50%, 05/01/08
             (d) (c)......................         559
           Dominion Resources, Inc.
    1,250  Series A, 8.13%, 06/15/10......       1,389
      400  Series B, 6.25%, 06/30/12......         418
    1,000  Edison Mission Energy
             9.88%,04/15/11...............       1,166
      653  FPL Energy Wind Funding LLC
             6.88%, 06/27/17 (e)..........         652
      500  Mirant Americas Generation LLC
             8.30%, 05/01/11 (d)..........         633
      500  PSEG Energy Holdings LLC 7.75%,
             04/16/07.....................         518
    1,400  PSEG Power LLC 7.75%,
             04/15/11.....................       1,550
                                            ----------
                                                 6,885
                                            ----------
Office Electronics (0.0%): (g)
      300  Pitney Bowes, Inc.
             3.88%, 06/15/13..............         280
                                            ----------
Oil, Gas & Consumable Fuels (1.0%):
    1,500  BP Capital Markets plc (United
             Kingdom) 2.75%,12/29/06......       1,472
           Chesapeake Energy Corp.
      250  6.88%, 01/15/16................         256
      500  7.50%, 09/15/13................         531
      650  Compagnie Generale de
             Geophysique S.A. (France)
             7.50%, 05/15/15..............         673
    3,000  ConocoPhillips 8.75%,
             05/25/10.....................       3,451
      500  El Paso Natural Gas Co. Series
             A, 7.63%, 08/01/10...........         526
      500  Grant Prideco Inc. 6.13%,
             08/15/15 (e) (c).............         499
      250  Plains Exploration & Production
             Co.
             7.13%, 06/15/14 (c)..........         259
      750  Pogo Producing Co. 6.63%,
             03/15/15.....................         731
           Premcor Refining Group, Inc.
             (The)
      250  7.50%, 06/15/15................         266
      500  9.50%, 02/01/13................         557
      773  Ras Laffan Liquefied Natural
             Gas Co., Ltd. (Qatar) 7.63%,
             09/15/06 (e).................         783

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Oil, Gas & Consumable Fuels, continued:
      825  Ultramar Diamond Shamrock Corp.
             6.75%, 10/15/37..............         881
    1,349  USX Consolidated 6.65%,
             02/01/06.....................       1,351
                                            ----------
                                                12,236
                                            ----------
Paper & Forest Products (0.6%):
           Abitibi-Consolidated, Inc.
             (Canada)
      500  6.00%, 06/20/13 (c)............         424
      500  FRN, 7.99%, 06/15/11 (c).......         481
      750  Bowater, Inc. 6.50%, 06/15/13
             (c)..........................         671
      812  Buckeye Technologies, Inc.
             9.25%, 09/15/08 (c)..........         812
      750  Cascades, Inc. (Canada) 7.25%,
             02/15/13.....................         683
      500  Domtar, Inc. 7.13%, 08/15/15...         426
    1,050  International Paper Co. 5.85%,
             10/30/12.....................       1,065
      500  MeadWestvaco Corp. 6.85%,
             04/01/12 (c).................         532
      350  Norske Skog Canada Ltd.
             (Canada)
             8.63%, 06/15/11..............         334
      750  Pope & Talbot, Inc. 8.38%,
             06/01/13.....................         555
      365  Tembec Industries, Inc.
             (Canada)
             8.63%, 06/30/09 (c)..........         208
      700  Union Camp Corp. 6.50%,
             11/15/07.....................         715
           Weyerhaeuser Co.
       37  6.13%, 03/15/07 (c)............          38
      500  7.50%, 03/01/13................         549
                                            ----------
                                                 7,493
                                            ----------
Pharmaceuticals (0.2%):
           AmerisourceBergen Corp.
      500  5.63%, 09/15/12 (e)............         500
      500  5.88%, 09/15/15 (e)............         504
      750  Biovail Corp. (Canada) 7.88%,
             04/01/10.....................         777
           Omnicare, Inc.
      500  6.75%, 12/15/13................         506
      500  6.88%, 12/15/15 (c)............         508
                                            ----------
                                                 2,795
                                            ----------
Real Estate (0.9%):
           EOP Operating LP
      700  6.75%, 02/15/12................         743
      750  7.25%, 02/15/18................         837
      250  ERP Operating LP 4.75%,
             06/15/09.....................         247
      750  Forest City Enterprises, Inc.
             7.63%, 06/01/15..............         795


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Real Estate, continued:
           Host Marriott LP
      250  6.38%, 03/15/15 (c)............         249
      500  7.00%, 08/15/12................         513
           Istar Financial, Inc.
      250  6.00%, 12/15/10................         254
      250  Series B, REIT, 4.88%,
             01/15/09.....................         246
    5,055  Socgen Real Estate Co. LLC VAR,
             7.64%, 12/31/49 (e)..........       5,259
      600  Spieker Properties, Inc. 7.25%,
             05/01/09.....................         640
      750  Thornburg Mortgage, Inc. 8.00%,
             05/15/13.....................         739
           Ventas Realty LP
      250  6.50%, 06/01/16 (e)............         251
      250  6.63%, 10/15/14................         256
      500  9.00%, 05/01/12................         570
                                            ----------
                                                11,599
                                            ----------
Road & Rail (0.7%):
           Burlington Northern Santa Fe
             Corp.
      775  6.13%, 03/15/09................         801
      500  7.13%, 12/15/10................         544
      923  7.91%, 01/15/20................       1,067
    1,800  CSX Corp. 7.45%, 05/01/07......       1,855
           FedEx Corp.
    3,577  7.85%, 01/30/15................       3,808
    1,000  9.65%, 06/15/12................       1,241
                                            ----------
                                                 9,316
                                            ----------
Semiconductors & Semiconductor Equipment (0.1%):
      750  Freescale Semiconductor, Inc.
             6.88%, 07/15/11 (c)..........         788
           MagnaChip Semiconductor S.A.
      300  6.88%, 12/15/11 (c)............         295
      300  FRN, 7.74%, 12/15/11 (c).......         304
      500  STATS ChipPAC Ltd. (Singapore)
             6.75%, 11/15/11 (e)..........         486
                                            ----------
                                                 1,873
                                            ----------
Specialty Retail (0.0%): (g)
      500  Brown Shoe Co., Inc. 8.75%,
             05/01/12.....................         523
    1,000  Quality Stores, Inc. 10.63%,
             04/01/07 (d) (f).............        --(h)
                                            ----------
                                                   523
                                            ----------
Supranational (0.0%): (g)
      600  Corp. Andina de Fomento
             5.20%, 05/21/13..............         598
                                            ----------
Textiles, Apparel & Luxury Goods (0.0%): (g)
      500  Polymer Group, Inc.
             6.42%, 12/31/49..............         504
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Thrifts & Mortgage Finance (0.7%):
           Countrywide Home Loans, Inc.
    1,000  Series E, 7.20%, 10/30/06......       1,017
      750  Series K 5.50%, 02/01/07.......         754
    1,000  Series L, 4.00%, 03/22/11......         941
    1,000  3.25%, 05/21/08 (c)............         960
           Washington Mutual, Inc.
    2,375  4.20%, 01/15/10 (c)............       2,300
    1,000  4.38%, 01/15/08................         988
    2,000  World Savings Bank FSB
             4.50%, 06/15/09..............       1,973
                                            ----------
                                                 8,933
                                            ----------
Tobacco (0.0%): (g)
      500  RJ Reynolds Tobacco Holdings,
             Inc.
             6.50%, 07/15/10 (e) (c)......         498
                                            ----------
Wireless Telecommunication Services (0.2%):
    1,250  New Cingular Wireless Services,
             Inc. 7.88%, 03/01/11.........       1,403
      500  Rogers Wireless, Inc. (Canada)
             6.38%, 03/01/14..............         501
                                            ----------
                                                 1,904
                                            ----------
  Total Corporate Bonds
    (Cost $418,251)                            422,306
                                            ----------
MORTGAGE PASS-THROUGH SECURITIES (8.0%):
           Federal Home Loan Mortgage
             Corp. Gold Pools
    8,112  4.00%, 08/01/18 - 05/01/19.....       7,751
      722  6.00%, 02/01/29................         731
    9,205  6.50%, 07/01/14 - 03/01/32.....       9,479
    3,876  7.00%, 06/01/09 - 08/01/29.....       4,027
      953  7.50%, 09/01/10 - 10/01/30.....         995
      437  8.00%, 02/01/08 - 03/01/30.....         467
      100  8.50%, 01/01/08 - 06/01/10.....         103
       28  9.00%, 02/01/10................          28
           Federal Home Loan Mortgage
             Corp. Conventional Pools
    2,893  5.50%, 07/01/35................       2,874
       12  7.50%, 02/01/17................          13
       57  8.00%, 08/01/08 - 02/01/10.....          58
        4  8.25%, 09/01/08................           4
        7  8.75%, 04/01/08................           8
       57  9.25%, 05/01/12................          60
       15  10.25%, 06/01/09...............          16
       49  12.00%, 08/01/15 - 07/01/19....          53
        7  12.50%, 01/01/14...............           7
        1  13.00%, 06/01/14...............           1
        1  13.50%, 01/01/11...............           1
        6  14.50%, 12/01/10 - 12/01/11....           6
        1  14.75%, 03/01/10...............           1
        3  15.00%, 03/01/11...............           3


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 62

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Mortgage Pass-Through Securities, continued:
           Federal National Mortgage
             Association Various Pools
      365  ARM, 3.44%, 10/01/33...........         374
   15,858  3.50%, 09/01/18 - 07/01/19.....      14,711
   21,216  4.00%, 09/01/13 - 09/01/18.....      20,401
    1,239  4.50%, 07/01/18................       1,209
    2,349  ARM, 4.74%, 05/01/35...........       2,336
   10,373  5.00%, 05/01/18 - 12/01/32.....      10,196
    9,891  5.50%, 12/01/28 - 08/01/34.....       9,813
    2,809  6.00%, 01/01/14 - 09/01/33.....       2,853
    6,148  6.50%, 05/01/13 - 08/01/29.....       6,349
       19  7.00%, 03/01/15 - 03/01/28.....          20
      764  7.50%, 02/01/12 - 03/01/27.....         795
      430  8.00%, 01/01/16................         455
    1,190  8.50%, 11/01/11 - 12/01/25.....       1,251
       29  9.00%, 01/01/17 - 04/01/25.....          32
      104  12.50%, 01/01/16...............         114
           Government National Mortgage
             Association Various Pools
    1,461  6.00%, 11/15/28................       1,498
    1,810  6.50%, 02/15/28 - 10/15/29.....       1,894
      416  7.00%, 01/15/23 - 04/15/28.....         440
      315  7.25%, 07/15/21 - 01/15/28.....         330
      653  7.50%, 06/15/07 - 09/15/29.....         687
       13  7.75%, 02/15/27................          13
      423  8.00%, 10/15/07 - 08/20/28.....         450
       24  8.50%, 11/15/25................          26
      405  9.00%, 04/15/16 - 01/15/25.....         440
        6  10.00%, 11/15/20...............           7
        4  13.00%, 01/15/15...............           5
                                            ----------
  Total Mortgage Pass-Through Securities
    (Cost $103,860)                            103,385
                                            ----------
U.S. GOVERNMENT AGENCY SECURITIES (5.1%):
           Federal Home Loan Bank System
    2,000  4.25%, 04/16/07................       1,987
    1,500  5.09%, 10/07/08................       1,513
    2,900  Federal Home Loan Mortgage
             Corp. 2.85%, 02/23/07 (c)....       2,839
      192  Federal Housing Authority
             7.43%, 08/01/20..............         192
           Federal National Mortgage
             Association
    5,000  5.75%, 02/15/08 (c)............       5,100
    1,935  6.25%, 02/01/11 (c)............       2,043
    2,000  8.20%, 03/10/16................       2,534
    7,500  6.13%, 03/15/12................       8,026
   65,000  Residual Funding -- PO,
             10/15/19.....................      33,892
           Resolution Funding Corp.
             Interest
   10,000  PO, 04/15/19...................       5,325
    5,000  PO, 10/15/19...................       2,598
                                            ----------
  Total U.S. Government Agency Securities
    (Cost $57,895)                              66,049
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. TREASURY OBLIGATIONS (15.2%):
           U.S. Treasury Bonds
    6,100  7.13%, 02/15/23 (c)............       7,891
    2,700  7.25%, 08/15/22 (c)............       3,516
    1,500  7.50%, 11/15/16 (c)............       1,884
    8,275  8.00%, 11/15/21................      11,400
   12,685  8.13%, 05/15/21 (c)............      17,561
    5,000  8.13%, 08/15/19 (c)............       6,783
   12,300  8.13%, 08/15/21 (c)............      17,067
    6,000  8.75%, 05/15/20 (c)............       8,608
   10,925  8.88%, 08/15/17................      15,182
   14,000  9.00%, 11/15/18................      20,016
   15,125  9.13%, 05/15/18................      21,630
    6,385  10.38%, 11/15/12 (c)...........       7,056
    1,250  11.25%, 02/15/15 (c)...........       1,882
           U.S. Treasury Inflation Indexed
             Bonds
    1,231  3.63%, 04/15/28 (c)............       1,588
    2,428  3.88%, 01/15/09................       2,552
           U.S. Treasury Notes
    9,000  5.63%, 05/15/08 (c)............       9,245
   20,000  6.88%, 05/15/06 (c)............      20,181
           U.S. Treasury STRIPS
    5,000  PO, 02/15/11 (c)...............       4,011
    7,500  PO, 05/15/12 (c)...............       5,695
    1,000  PO, 02/15/13 (c)...............         732
      308  PO, 05/15/13...................         223
    3,500  PO, 11/15/14...................       2,353
    2,750  PO, 11/15/15 (c)...............       1,771
    3,575  PO, 05/15/16...................       2,240
    8,850  PO, 05/15/17...................       5,271
    1,040  PO, 05/15/18 (c)...............         590
                                            ----------
  Total U.S. Treasury Obligations
    (Cost $174,627)                            196,928
                                            ----------
MUNICIPAL BONDS (0.3%):
Illinois:
           State of Illinois, Taxable
             Pension GO, 5.10%, 06/01/33
             (Cost $3,460)................       3,401
                                            ----------
FOREIGN GOVERNMENT SECURITIES (0.3%):
           Mexico Government International
             Bond (Mexico)
      430  4.63%, 10/08/08................         425
    1,300  6.38%, 01/16/13................       1,381
      700  6.63%, 03/03/15 (c)............         767
    1,350  Series A, 7.50%, 04/08/33......       1,598
                                            ----------
  Total Foreign Government Securities
    (Cost $3,799)                                4,171
                                            ----------
COMMON STOCKS (0.2%):
Diversified Consumer Services (0.0%): (g)
        9  Polymer Group, Inc. (a)........         204
                                            ----------
Diversified Telecommunication Services (0.0%): (g)
        1  AboveNet, Inc. (a) (c).........          33
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Media (0.0%): (g)
        3  Classic HoldCo. LLC (a) (f)....         241
                                            ----------
Multi-Utilities (0.2%):
       51  NRG Energy, Inc. (a)...........       2,385
                                            ----------
Trading Companies & Distributors (0.0%): (g)
       67  NES Rentals Holdings, Inc.
             (a)..........................         871
                                            ----------
  Total Common Stocks
    (Cost $5,273)                                3,734
                                            ----------
PREFERRED STOCKS (0.1%):
Media (0.0%): (g)
    --(h)  Classic HoldCo. LLC (f)........         204
                                            ----------
Construction Materials (0.1%):
       40  Oglebay Norton Co. ............         610
                                            ----------
  Total Preferred Stocks
    (Cost $525)                                    814
                                            ----------
PRINCIPAL
AMOUNT($)
---------
LOAN PARTICIPATIONS (0.2%):
      250  Basell Term Loan B 6.91%,
             09/30/13.....................         253
      250  Basell Term Loan C 7.24%,
             09/30/14.....................         253
           Celanese B Loan (Germany)
      246  6.31%, 04/01/11................         249
      152  6.31%, 04/30/11................         154
       99  VAR, 6.31%, 04/30/11...........         100
      750  Penn Traffic Company 6.22%,
             05/26/12.....................         758
           Targa Resources Term Loan
      605  6.47%, 10/31/12................         608
      145  6.68%, 12/31/49................         146
                                            ----------
  Total Loan Participations
    (Cost $2,496)                                2,521
                                            ----------
 NO. OF
WARRANTS
---------
WARRANTS (0.0%): (G)
Diversified Telecommunication Services (0.0%): (g)
           Abovenet Communications, Inc.
    --(h)  09/08/08 (f)...................           4
    --(h)  09/08/10 (f)...................           2
                                            ----------
  Total Warrants
    (Cost $224)                                      6
                                            ----------
  Total Long-Term Investments
    (Cost $1,201,487)                        1,233,613
                                            ----------
 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
SHORT-TERM INVESTMENTS (4.3%):
Investment Company (4.3%):
   55,335  JPMorgan Liquid Assets Money
             Market Fund (b) (Cost
             $55,335)                           55,335
                                            ----------
PRINCIPAL
AMOUNT($)
---------
INVESTMENTS OF CASH COLLATERAL ON SECURITIES LOANED
(10.4%):
Cash Deposits (1.5%):
    4,997  Bank of New York 4.30%,
             05/02/08.....................       4,997
   14,600  Canadian Imperial Bank NY
             4.43%, 01/30/07..............      14,600
                                            ----------
                                                19,597
                                            ----------
Corporate Notes (6.3%):
    7,700  Bank of America FRN, 4.31%,
             11/07/06.....................       7,700
   10,000  Berkshire Hathaway Finance
             4.16%, 01/11/08..............      10,000
    7,500  CC USA Inc 4.41%, 02/17/06.....       7,500
    5,000  CDC Financial Products Inc.
             FRN, 4.35%, 01/30/06.........       5,000
    5,000  Citigroup Global Markets Inc.
             FRN, 4.32%, 01/06/06.........       5,000
   10,000  General Electric Capital Corp.
             4.39%, 03/29/06..............      10,000
    7,000  Lehman Holdings 4.40%,
             03/30/06.....................       7,000
    5,014  Links Finance LLC FRN, 4.29%,
             10/06/06.....................       5,014
    4,500  Sigma Finance, Inc. 4.41%,
             02/27/06.....................       4,500
   10,000  U.S. Bank 4.23%, 07/28/06......      10,000
   10,000  World Savings Bank FSB 4.49%,
             09/15/06.....................      10,000
                                            ----------
                                                81,714
                                            ----------
Medium Term Note (1.0%):
   12,000  Greenwich Capital Financial
             Products 4.55%, 10/03/05.....      12,000
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 64

JPMORGAN CORE PLUS BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL ON SECURITIES LOANED,
  CONTINUED:
Repurchase
Agreements
(1.6%):
   17,457  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             1/3/06, repurchase price
             $17,465, collateralized by
             U.S. Government Agency
             Mortgages....................      17,457
    3,500  UBS Securities LLC, 4.26%,
             dated 12/30/05, due 1/3/06,
             repurchase price $3,502,
             collateralized by U.S.
             Government Agency
             Mortgages....................       3,500
                                            ----------
                                                20,957
                                            ----------
  Total Investments of Cash Collateral on
    Securities Loaned (Cost $134,268)          134,268
                                            ----------
TOTAL INVESTMENTS 109.9%
  (Cost $1,391,090)                          1,423,216
LIABILITIES IN EXCESS OF OTHER ASSETS
  (9.9)%                                      (128,563)
                                            ----------
NET ASSETS (100.0%)                         $1,294,653
                                            ==========

------------
Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNT IN THOUSANDS)

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (96.8%):
COLLATERALIZED MORTGAGE OBLIGATIONS (39.5%):
Agency CMO (39.5%):
           Federal Home Loan Mortgage
             Corp.
       85  Series 1150, Class I, 7.00%,
             10/15/06.....................          85
      283  Series 1343, Class LA, 8.00%,
             08/15/22.....................         289
    2,037  Series 1367, Class K, 5.50%,
             09/15/22.....................       2,038
    1,815  Series 1489, Class I, 6.50%,
             04/15/08.....................       1,833
      392  Series 1591, Class E, 10.00%,
             10/15/23.....................         447
      483  Series 1604, Class MB, IF,
             9.68%, 11/15/08..............         494
      483  Series 1625, Class SC, IF,
             9.93%, 12/15/08..............         528
    2,177  Series 1633, Class Z, 6.50%,
             12/15/23.....................       2,263
    3,000  Series 1694, Class PK, 6.50%,
             03/15/24.....................       3,152
    8,837  Series 1785, Class A, 6.00%,
             10/15/23.....................       9,005
    6,379  Series 1985, Class PL, 6.50%,
             10/17/26 (m).................       6,423
    1,076  Series 1999, Class PU, 7.00%,
             10/15/27.....................       1,115
    2,174  Series 2031, Class PG, 7.00%,
             02/15/28.....................       2,254
    5,432  Series 2035, Class PC, 6.95%,
             03/15/28.....................       5,611
    4,918  Series 2064, Class PD, 6.50%,
             06/15/28 (m).................       5,072
    3,370  Series 2095, Class PE, 6.00%,
             11/15/28.....................       3,444
    1,427  Series 2152, Class BD, 6.50%,
             05/15/29.....................       1,477
    1,024  Series 2345, Class PQ, 6.50%,
             08/15/16.....................       1,059
    1,589  Series 2366, Class VG, 6.00%,
             06/15/11.....................       1,608
    4,000  Series 2367, Class ME, 6.50%,
             10/15/31.....................       4,184
   13,500  Series 2480, Class EJ, 6.00%,
             08/15/32.....................      13,557
    7,962  Series 2571, Class PV, 5.50%,
             01/15/14.....................       8,059
   15,000  Series 2578, Class PG, 5.00%,
             02/15/18.....................      14,792
   10,000  Series 2580, Class QM, 5.00%,
             10/15/31.....................       9,713
   10,000  Series 2630, Class KS, 4.00%,
             01/15/17.....................       9,449

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   10,000  Series 2631, Class TE, 4.50%,
             02/15/28.....................       9,625
    2,205  Series 2647, Class A, 3.25%,
             04/15/32.....................       2,048
    5,573  Series 2651, Class VZ, 4.50%,
             07/15/18.....................       5,247
    9,000  Series 2656, Class BG, 5.00%,
             10/15/32.....................       8,777
   10,000  Series 2684, Class PD, 5.00%,
             03/15/29.....................       9,780
    2,500  Series 2688, Class DG, 4.50%,
             10/15/23.....................       2,355
    5,000  Series 2749, Class TD, 5.00%,
             06/15/21.....................       4,933
    6,000  Series 2773, Class TB, 4.00%,
             04/15/19.....................       5,455
    4,730  Series 2780, Class TD, 5.00%,
             04/15/28.....................       4,674
    2,750  Series 2827, Class DG, 4.50%,
             07/15/19.....................       2,610
    5,000  Series 2827, Class TC, 5.00%,
             10/15/28.....................       4,958
    7,450  Series 2841, Class AT, 4.00%,
             08/15/19.....................       6,760
    8,508  Series 2927, Class GA, 5.50%,
             10/15/34.....................       8,575
    5,000  Series 2929, Class PC, 5.00%,
             01/15/28.....................       4,948
    4,791  Series R001, Class AE, 4.38%,
             04/15/15.....................       4,685
      290  Federal Home Loan Mortgage
             Corp.
           Series 155, IO, 7.00%,
             11/01/23.....................          65
    2,878  Series T-56, Class A, PO,
             05/25/43.....................       2,411
           Federal Home Loan Mortgage
             Corp. Structured Pass Through
             Securities
    3,603  Series T-54, Class 2A, 6.50%,
             02/25/43.....................       3,695
           Federal National Mortgage
             Association
      458  Series 1988-16, Class B, 9.50%,
             06/25/18 (m).................         497
      456  Series 1990-57, Class J, 7.00%,
             05/25/20 (m).................         472
      986  Series 1993-110, Class H,
             6.50%, 05/25/23..............       1,012
    7,400  Series 1993-155, Class PJ,
             7.00%, 09/25/23..............       7,851


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 66

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,076  Series 1993-197, Class SC, IF,
             8.30%, 10/25/08..............       1,089
      454  Series 1993-225, Class VG,
             6.35%, 08/25/13..............         454
      496  Series 1994-1, Class K, 6.50%,
             06/25/13.....................         496
      224  Series 1994-12, Class C, 6.25%,
             01/25/09.....................         224
      527  Series 1994-13, Class SM, IF,
             14.52%, 02/25/09.............         569
    4,367  Series 1994-37, Class L, 6.50%,
             03/25/24.....................       4,484
    9,094  Series 1994-43, Class PJ,
             6.35%, 12/25/23..............       9,352
   10,556  Series 1994-51, Class PV,
             6.00%, 03/25/24..............      10,811
    5,042  Series 1994-62, Class PJ,
             7.00%, 01/25/24..............       5,267
    6,024  Series 1994-86, Class PJ,
             6.00%, 06/25/09..............       6,084
    2,724  Series 1998-37, Class VB,
             6.00%, 01/17/13..............       2,725
    9,043  Series 1998-58, Class PC,
             6.50%, 10/25/28..............       9,358
    1,688  Series 2000-8, Class Z, 7.50%,
             02/20/30.....................       1,784
    5,000  Series 2002-18, Class PC,
             5.50%, 04/25/17..............       5,094
    2,902  Series 2002-2, Class UC, 6.00%,
             02/25/17.....................       2,950
    3,000  Series 2002-3, Class PG, 5.50%,
             02/25/17.....................       3,047
    6,502  Series 2002-73, Class OE,
             5.00%, 11/25/17..............       6,410
    6,130  Series 2002-86, Class EJ,
             5.50%, 12/25/32..............       6,180
   10,000  Series 2003-128, Class DY,
             4.50%, 01/25/24..............       9,386
   10,000  Series 2003-35, Class MD,
             5.00%, 11/25/16..............       9,947
    5,000  Series 2003-70, Class BE,
             3.50%, 12/25/25..............       4,748
    5,000  Series 2003-74, Class VL,
             5.50%, 11/25/22..............       4,959
   20,000  Series 2003-81, Class MC,
             5.00%, 12/25/32..............      19,493
    5,255  Series 2003-82, Class VB,
             5.50%, 08/25/33..............       5,280
    5,000  Series 2004-2, Class OE, 5.00%,
             05/25/23.....................       4,901
    5,161  Series 2004-46, Class QD, IF,
             6.49%, 03/25/34..............       4,892

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    5,000  Series 2005-16, Class LC,
             5.50%, 05/25/28..............       5,021
    5,426  Series 2005-29, Class AK,
             4.50%, 04/25/35..............       5,275
       78  Series G92-35, Class EB, 7.50%,
             07/25/22.....................          81
    1,059  Series G92-44, Class ZQ, 8.00%,
             07/25/22.....................       1,125
    7,456  Federal National Mortgage
             Association
           Series 343, Class 23, IO,
             4.00%, 10/01/18..............       1,113
      780  Series 1993-146, Class E, PO,
             05/25/23.....................         662
      138  Series 1993-205, Class H, PO,
             09/25/23.....................         117
      210  Series 1993-217, Class H, PO,
             08/25/23.....................         179
      134  Series 1993-228, Class G, PO,
             09/25/23.....................         111
    6,512  Series 2001-33, Class ID, IO,
             6.00%, 07/25/31..............       1,367
           Federal National Mortgage
             Association Pool Whole Loan
    1,156  Series 1999-W4, Class A9,
             6.25%, 02/25/29..............       1,155
    9,517  Series 2002-W7, Class A4,
             6.00%, 06/25/29..............       9,614
    8,175  Series 2003-W18, Class 1A6,
             5.37%, 08/25/43..............       8,153
           Federal National Mortgage
             Association Whole Loan
    3,441  Series 2003-W1, Class 1A1,
             6.50%, 12/25/42..............       3,520
    1,579  Series 2003-W1, Class 2A,
             7.50%, 12/25/42..............       1,651
    3,697  Series 2005-W1, Class 1A2,
             6.50%, 10/25/44..............       3,787
           Government National Mortgage
             Association
      700  Series 1996-6, Class PK, 6.50%,
             09/16/25.....................         718
      523  Series 1998-1, Class PD, 6.25%,
             08/20/27 (m).................         522
    2,495  Series 1998-22, Class PD,
             6.50%, 09/20/28..............       2,584
    1,435  Series 1999-17, Class L, 6.00%,
             05/20/29.....................       1,466
    6,000  Series 2001-10, Class PE,
             6.50%, 03/16/31..............       6,344


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    5,838  Series 2001-64, Class PB,
             6.50%, 12/20/31..............       6,108
    4,535  Series 2004-62, Class VA,
             5.50%, 07/20/15..............       4,578
           Government National Mortgage
             Association
   35,863  Series 2003-59, Class XA, IO,
             VAR, 0.62%, 06/16/34.........       3,176
                                            ----------
  Total Collateralized Mortgage
    Obligations
    (Cost $417,459)
                                               417,795
                                            ----------
MORTGAGE PASS-THROUGH SECURITIES (12.6%):
           Federal Home Loan Mortgage
             Corp. Gold Pools
    4,338  4.50%, 05/01/24................       4,150
    2,706  5.00%, 12/01/13 - 12/01/16.....       2,685
    4,476  6.00%, 04/01/14 - 02/01/32.....       4,557
    8,637  6.50%, 12/01/12 - 07/01/29.....       8,881
      811  7.00%, 08/01/25 -  04/01/26
             (m)..........................         846
    1,313  7.50%, 04/01/09 - 08/01/25.....       1,357
      327  8.00%, 11/01/24 - 09/01/25.....         349
      757  8.50%, 01/01/10 - 07/01/28.....         817
       55  9.00%, 10/01/17 - 05/01/22.....          58
           Federal Home Loan Mortgage
             Corp. Conventional Pools
      123  ARM, 5.33%, 04/01/30...........         126
      814  ARM, 5.36%, 01/01/27...........         838
       70  9.00%, 08/01/09 - 12/01/09.....          72
           Federal National Mortgage
             Association Various Pools
   20,123  4.50%, 06/01/13................      19,783
   12,624  5.00%, 11/01/23 - 11/01/33.....      12,293
   48,113  5.50%, 11/01/16 - 01/01/34.....      47,806
    8,368  6.00%, 03/01/11 - 09/01/28.....       8,518
    2,718  6.50%, 12/01/10 - 04/01/32.....       2,807
    1,020  7.00%, 09/01/07 - 08/01/25.....       1,061
    1,068  7.50%, 06/01/14 - 04/01/30.....       1,120
    1,147  8.00%, 11/01/12................       1,208
       83  9.00%, 12/01/24................          90
      520  10.00%, 10/01/16 - 11/01/21....         573
           Government National Mortgage
             Association Various Pools
      193  ARM, 4.75%, 07/20/27 (m).......         195
    2,966  6.00%, 10/15/23 - 10/15/33.....       3,041
    3,052  6.50%, 07/15/08 -  02/15/24
             (m)..........................       3,192
    1,350  7.00%, 11/15/22 - 06/15/28.....       1,419
    1,863  7.50%, 07/15/07 - 02/15/28.....       1,964
    1,754  8.00%, 08/15/07 - 11/20/27.....       1,873
       58  8.50%, 10/15/24................          63

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Mortgage Pass-Through Securities, continued:
    1,510  9.00%, 11/15/08 - 11/15/24.....       1,645
      114  9.50%, 09/15/09 - 12/15/20.....         123
        4  11.00%, 11/15/09...............           4
                                            ----------
  Total Mortgage Pass-Through Securities
    (Cost $134,390)                            133,514
                                            ----------
U.S. GOVERNMENT AGENCY SECURITIES (11.6%):
    7,000  Federal Home Loan Bank System,
             5.75%, 08/15/11..............       7,312
    5,000  Federal Home Loan Mortgage
             Corp., 3.50%, 09/15/07.......       4,904
           Federal National Mortgage
             Association
   10,000  5.88%, 02/02/06................      10,012
   16,000  Zero Coupon, 10/09/19..........       7,782
    9,200  Federal National Mortgage
             Association Pool Principal
             PO, 05/29/26.................       3,341
           Financing Corp. Fico
    1,000  PO, 11/11/06...................         961
      500  PO, 12/27/06...................         478
      500  PO, 10/06/06...................         483
   26,153  PO, 12/06/18...................      14,018
           Residual Funding
   50,000  PO, 07/15/20...................      25,020
   78,000  PO, 07/15/20...................      39,143
           Resolution Funding Corp.
             Interest
   15,000  PO, 04/15/28...................       5,246
    5,000  PO, 04/15/30...................       1,610
    4,500  Tennessee Valley Authority PO,
             07/15/16.....................       2,680
                                            ----------
  Total U.S. Government Agency Securities
    (Cost $103,821)                            122,990
                                            ----------
U.S. TREASURY OBLIGATIONS (33.1%):
           U.S. Treasury Bonds
    3,490  5.38%, 02/15/31 (c)............       3,920
    2,500  7.13%, 02/15/23 (c)............       3,234
   13,140  7.25%, 05/15/16................      16,134
    3,935  7.25%, 08/15/22 (c)............       5,124
    3,635  8.00%, 11/15/21................       5,008
   36,080  8.13%, 08/15/19 (m)............      48,948
    4,085  8.88%, 08/15/17 (c)............       5,677
    1,020  9.00%, 11/15/18 (c)............       1,458
   18,000  10.38%, 11/15/12 (c)...........      19,893
           U.S. Treasury Inflation Indexed
             Bonds
    1,512  1.63%, 01/15/15................       1,457
   24,652  3.63%, 01/15/08 (c)............      25,314
           U.S. Treasury Notes
    8,890  3.63%, 07/15/09 (c)............       8,673
   24,020  2.38%, 08/31/06................      23,701
   20,670  2.63%, 11/15/06 (c)............      20,353
   10,830  2.63%, 05/15/08 (c)............      10,404
    2,700  3.00%, 02/15/08 (c)............       2,624
   10,000  3.88%, 05/15/09 (c)............       9,843


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 68

JPMORGAN GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. Treasury Obligations, continued:
    2,085  3.88%, 02/15/13 (c)............       2,021
    6,430  4.25%, 08/15/13 (c)............       6,372
    2,015  4.75%, 05/15/14 (c)............       2,064
   15,000  5.00%, 08/15/11 (c)............      15,482
    4,550  5.63%, 05/15/08 (c)............       4,674
    6,750  5.75%, 08/15/10 (c)............       7,141
   25,000  6.13%, 08/15/07 (c)............      25,662
           U.S. Treasury STRIPS
   30,000  PO, 11/15/09...................      25,262
    5,845  PO, 02/15/15 (c)...............       3,892
    1,655  PO, 05/15/15 (c)...............       1,092
    2,500  PO, 08/15/15 (c)...............       1,626
   10,000  PO, 11/15/15 (c)...............       6,438
   72,500  PO, 05/15/20...................      37,399
                                            ----------
  Total U.S. Treasury Obligations
    (Cost $335,412)                            350,890
                                            ----------
  Total Long-Term Investments
    (Cost $991,082)                          1,025,189
                                            ----------

 SHARES
---------
SHORT-TERM INVESTMENTS (2.9%):
Investment Company (2.9%):
   31,106  JPMorgan U.S. Government Money
             Market Fund (b)
             (Cost $31,106)...............      31,106
                                            ----------

PRINCIPAL
AMOUNT($)
---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
(16.5%):
Repurchase Agreements (16.5%):
   33,722  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             01/03/06, repurchase price
             $33,738 collateralized by
             U.S. Government Agency
             Mortgages....................      33,722

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
   30,000  Barclays Capital, 4.28%, dated
             12/30/05, due 01/03/06,
             repurchase price $30,014
             collateralized by U.S.
             Government Agency
             Mortgages....................      30,000
   37,000  Lehman Brothers Inc., 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $37,018
             collateralized by U.S.
             Government Agency
             Mortgages....................      37,000
   37,000  Morgan Stanley, 4.27%, dated
             12/30/05, due 01/03/06,
             repurchase price $37,018
             collateralized by U.S.
             Government Agency
             Mortgages....................      37,000
   37,000  UBS Securities LLC, 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $37,018
             collateralized by U.S. Agency
             Mortgages....................      37,000
                                            ----------
  Total Investments of Cash Collateral for
    Securities Loaned (Cost $174,722)          174,722
                                            ----------
TOTAL INVESTMENTS (116.2%)
  (Cost $1,196,910)                          1,231,017
LIABILITIES IN EXCESS OF OTHER ASSETS
  (16.2%)                                     (172,026)
                                            ----------
NET ASSETS (100.0%)                         $1,058,991
                                            ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNT IN THOUSANDS)

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (96.8%):
CORPORATE BONDS (87.6%):
Aerospace & Defense (0.4%):
    2,250  L-3 Communications Corp. 6.38%,
             10/15/15 (e).................       2,244
    1,100  Orbital Sciences Corp. Series
             B, 9.00%, 07/15/11...........       1,166
           Sequa Corp.
      700  9.00%, 08/01/09 (c)............         744
      425  Series B, 8.88%, 04/01/08......         443
                                            ----------
                                                 4,597
                                            ----------
Airlines (1.7%):
           American Airlines, Inc.
    3,700  7.25%, 02/05/09................       3,617
    1,750  7.32%, 04/15/11 (c)............       1,601
      877  7.38%, 11/23/17................         719
      900  7.80%, 04/01/08................         888
    1,544  9.71%, 01/02/07................       1,495
    3,350  10.18%, 01/02/13...............       2,710
      599  10.21%, 01/01/10...............         564
           Continental Airlines, Inc.
       73  7.42%, 10/01/08................          69
    3,958  9.80%, 04/01/21 (m)............       3,958
    2,800  FRN ,11.95%, 12/06/07..........       2,835
      800  Series D, 7.57%, 12/01/06
             (c)..........................         788
                                            ----------
                                                19,244
                                            ----------
Automotive (4.3%):
    3,125  Autocam Corp. 10.88%, 06/15/14
             (c)..........................       2,172
           Delco Remy International, Inc.
    1,500  9.38%, 04/15/12................         517
      800  9.38%, 04/15/12 (e)............         276
      200  11.00%, 05/01/09...............          71
           Dura Operating Corp.
    1,900  Series B, 8.63%, 04/15/12
             (c)..........................       1,567
      900  Series D, 9.00%, 05/01/09
             (c)..........................         509
    8,400  Ford Motor Co. 7.45%, 07/16/31
             (c)..........................       5,712
           Ford Motor Credit Co.
      750  FRN, 7.26%, 11/02/07...........         717
    4,750  8.63%, 11/01/10................       4,332
           General Motors Acceptance Corp.
    2,330  7.75%, 01/19/10................       2,176
   11,895  8.00%, 11/01/31 (c)............      11,394
           General Motors Corp.
    5,025  8.25%, 07/15/23 (c)............       3,229
    3,000  8.80%, 03/01/21 (m)............       1,942
    8,225  Goodyear Tire & Rubber Co.
             9.00%, 07/01/15 (c) (e)......       8,102
           Metaldyne Corp.
    2,750  10.00%, 11/01/13 (c)...........       2,489
    5,350  11.00%, 06/15/12 (c)...........       4,126
                                            ----------
                                                49,331
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Basic Chemicals (4.5%):
    1,400  Equistar Chemicals LP 10.13%,
             09/01/08 (m).................       1,519
    2,675  Georgia Gulf Corp. 7.13%,
             12/15/13.....................       2,745
           IMC Global, Inc.
    1,000  10.88%, 08/01/13...............       1,149
    2,500  Series B, 10.88%, 06/01/08
             (m)..........................       2,769
    1,300  Series B, 11.25%, 06/01/11
             (m)..........................       1,397
      340  Lyondell Chemical Co. 10.50%,
             06/01/13 (c).................         386
    2,000  M&G Financial Corp. 7.67%,
             04/16/09 (i).................       2,020
    2,375  NewMarket Corp. 8.88%,
             05/01/10.....................       2,488
    2,055  Nova Chemicals Corp. (Canada)
             FRN, 7.56%, 11/15/13 (e).....       2,099
    9,000  OM Group, Inc. 9.25%, 12/15/11
             (m)..........................       8,797
    6,275  PolyOne Corp. 10.63%, 05/15/10
             (c)..........................       6,730
    1,750  Quality Distribution LLC 9.00%,
             11/15/10.....................       1,560
    3,090  Terra Capital, Inc. 12.88%,
             10/15/08 (m).................       3,600
    2,400  Tronox Worldwide LLC/Tronox
             Finance Corp. 9.50%, 12/01/12
             (e)..........................       2,448
    2,050  UAP Holding Corp. SUB,
             Zero Coupon, 07/15/12........       1,776
    2,677  United Agri Products 8.25%,
             12/15/11 (m).................       2,812
    6,573  Westlake Chemical Corp. 8.75%,
             07/15/11.....................       7,033
                                            ----------
                                                51,328
                                            ----------
Brokerage (0.1%):
      500  E*Trade Financial Corp. 8.00%,
             06/15/11 (e).................         520
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 70

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Building
Products
(0.7%):
    4,100  Fedders North America, Inc.
             9.88%, 03/01/14 (c)..........       2,932
    1,955  Goodman Global Holding Co.,
             Inc. FRN, 7.49%, 06/15/12
             (e)..........................       1,935
    3,500  RMCC Acquisition Co. 9.50%,
             11/01/12 (e).................       3,518
                                            ----------
                                                 8,385
                                            ----------
Construction Machinery (1.5%):
           Case New Holland, Inc.
    1,800  6.00%, 06/01/09 (m)............       1,746
    6,030  9.25%, 08/01/11 (m)............       6,452
    1,200  NationsRent Cos, Inc. 9.50%,
             10/15/10.....................       1,308
           United Rentals North America,
             Inc.
    6,450  6.50%, 02/15/12 (m)............       6,281
    1,500  7.00%, 02/15/14 (c)............       1,402
      300  7.75%, 11/15/13................         293
                                            ----------
                                                17,482
                                            ----------
Consumer Products (1.0%):
           General Nutrition Centers, Inc.
    1,750  8.50%, 12/01/10 (c)............       1,505
    1,500  8.63%, 01/15/11................       1,448
    5,100  K2, Inc. 7.38%, 07/01/14 (c)...       5,074
    3,250  Southern States Cooperative,
             Inc. 10.50%, 11/01/10 (e)....       3,412
                                            ----------
                                                11,439
                                            ----------
Diversified Manufacturing (0.6%):
    1,650  Invensys plc (United Kingdom)
             9.88%, 03/15/11 (c) (e)......       1,633
    5,985  Polypore, Inc. 8.75%, 05/15/12
             (c)..........................       5,267
                                            ----------
                                                 6,900
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Electric (7.5%):
    2,410  AES Corp. (The) 9.00%, 05/15/15
             (c) (e)......................       2,639
    4,580  Calpine Canada Energy Finance
             Ulc (Canada) 8.50%, 05/01/08
             (c) (d)......................       1,706
           Calpine Corp.
    1,540  Zero Coupon, 07/15/07 (d)
             (e)..........................       1,251
    3,520  8.50%, 02/15/11 (c) (d)........       1,074
    1,000  8.50%, 07/15/10 (c) (d) (e)....         820
    3,750  9.88%, 12/01/11 (c) (d) (e)....       3,019
    3,900  Calpine Generating Co. LLC FRN,
             13.22%, 04/01/11 (c).........       3,958
      450  CMS Energy Corp. 9.88%,
             10/15/07.....................         482
           Dynegy Holdings, Inc.
    3,650  6.88%, 04/01/11 (c) (m)........       3,595
    5,474  7.13%, 05/15/18................       4,872
    4,400  9.88%, 07/15/10 (e)............       4,823
    1,100  10.13%, 07/15/13 (e)...........       1,243
    7,325  Edison Mission Energy 9.88%,
             04/15/11 (c).................       8,543
    1,655  FPL Energy Wind Funding LLC
             6.88%, 06/27/17 (e)..........       1,653
           Midwest Generation LLC
    3,100  8.75%, 05/01/34 (m)............       3,414
    2,900  Series A, 8.30%, 07/02/09
             (m)..........................       3,023
      757  Series B, 8.56%, 01/02/16......         823
           Mirant Americas Generation LLC
    4,600  8.30%, 05/01/11 (d)............       5,819
    4,500  8.50%, 10/01/21 (d)............       5,602
    5,500  Mirant Corp. 7.90%, 07/15/09
             (d) (e)......................       6,930
    1,600  Mirant North America LLC 7.38%,
             12/31/13 (e).................       1,618
           Nevada Power Co.
      287  6.50%, 04/15/12................         294
      863  Series A, 8.25%, 06/01/11......         956
    1,298  Series E, 10.88%, 10/15/09
             (m)..........................       1,418
           NorthWestern Corp.
    1,900  5.88%, 11/01/14................       1,904
    1,800  7.00%, 08/15/23................       1,823
    3,043  Ormat Funding Corp. 8.25%,
             12/30/20 (m).................       3,073
    2,700  Reliant Energy, Inc. 6.75%,
             12/15/14 (c).................       2,356
    6,800  TXU Corp. 5.55%, 11/15/14 (c)
             (m)..........................       6,459
                                            ----------
                                                85,190
                                            ----------
Energy Independent (1.2%):
           Chesapeake Energy Corp.
      500  6.38%, 06/15/15................         500
    1,900  6.88%, 01/15/16................       1,947
    1,250  7.50%, 09/15/13 (m)............       1,328
    2,300  7.50%, 06/15/14 (m)............       2,438
    3,300  Encore Acquisition Co. 7.25%,
             12/01/17 (c).................       3,267
    1,000  Peabody Energy Corp. 5.88%,
             04/15/16.....................         974
    2,834  Plains Exploration & Production
             Co. Series B, 8.75%, 07/01/12
             (c)..........................       3,054
                                            ----------
                                                13,508
                                            ----------
Entertainment (1.5%):
    3,150  Bally Total Fitness Holding
             Corp. Series D, 9.88%,
             10/15/07 (c).................       3,071
    4,794  Imax Corp. (Canada) 9.63%,
             12/01/10 (m).................       4,938


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Entertainment, continued:
    1,500  Intrawest Corp. (Canada) 7.50%,
             10/15/13 (m).................       1,519
    2,000  Six Flags, Inc. 9.75%,
             04/15/13.....................       1,962
    1,515  True Temper Sports, Inc. 8.38%,
             09/15/11 (c).................       1,364
    3,160  Universal City Development
             Partners 11.75%, 04/01/10
             (m)..........................       3,543
                                            ----------
                                                16,397
                                            ----------
Environmental (1.1%):
           Allied Waste North America
    1,000  7.88%, 04/15/13 (c)............       1,033
    1,459  Series B, 9.25%, 09/01/12......       1,579
    4,250  Series B, 5.75%, 02/15/11
             (c)..........................       4,027
    5,245  Series B, 8.88%, 04/01/08
             (m)..........................       5,533
      500  American ECO Corp. (Canada)
             Series B, 9.63%, 05/15/08 (d)
             (f)..........................          --(h)
                                            ----------
                                                12,172
                                            ----------
Finance Banking (0.1%):
    1,400  Western Financial Bank 9.63%,
             05/15/12.....................       1,568
                                            ----------
Food & Beverage (3.1%):
    2,660  Bavaria S.A. (Colombia) 8.88%,
             11/01/10 (e).................       2,889
           Chiquita Brands International,
             Inc.
    1,000  7.50%, 11/01/14 (c)............         880
    3,000  8.88%, 12/01/15 (c) (e)........       2,790
      600  Cosan S.A. Industria e Comercio
             (Brazil) 9.00%, 11/01/09
             (e)..........................         641
      450  Cott Beverages USA, Inc. 8.00%,
             12/15/11.....................         461
           Dole Food Co., Inc.
    3,400  7.25%, 06/15/10 (m)............       3,298
      425  8.75%, 07/15/13................         438
      285  8.88%, 03/15/11................         292
    5,650  Eurofresh, Inc. 11.50%,
             01/15/13 (e).................       5,664

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Food & Beverage, continued:
      650  Gold Kist, Inc. 10.25%,
             03/15/14.....................         725
    4,500  Golden State Foods 9.24%,
             01/10/12 (i).................       4,387
    2,100  Land O' Lakes, Inc. 9.00%,
             12/15/10 (m).................       2,279
    3,750  National Beef Packing Co. LLC
             10.50%, 08/01/11 (c).........       3,881
    3,925  National Wine & Spirits, Inc.
             10.13%, 01/15/09 (m).........       3,964
    1,000  Smithfield Foods, Inc. 7.00%,
             08/01/11.....................       1,020
    1,500  Swift & Co. 12.50%, 01/01/10...       1,579
                                            ----------
                                                35,188
                                            ----------
Gaming (4.4%):
    2,000  Boyd Gaming Corp. 7.75%,
             12/15/12 (m).................       2,095
    2,900  Caesars Entertainment, Inc.
             7.88%, 03/15/10 (m)..........       3,118
    5,700  Inn of the Mountain Gods Resort
             & Casino 12.00%, 11/15/10
             (c)..........................       5,643
    1,000  Isle of Capri Casinos, Inc.
             9.00%, 03/15/12..............       1,057
    3,400  Kerzner International Ltd
             (Bahamas) 6.75%, 10/01/15 (c)
             (e)..........................       3,306
           Majestic Star Casino LLC
    4,000  9.50%, 10/15/10................       4,210
    1,150  9.75%, 10/15/11 (c) (e)........       1,159
           MGM Mirage
    2,500  6.63%, 07/15/15................       2,494
    2,800  6.75%, 09/01/12 (m)............       2,839
    4,025  8.38%, 02/01/11 (c)............       4,307
           Station Casinos, Inc.
      150  6.00%, 04/01/12................         150
    6,100  6.88%, 03/01/16 (m)............       6,237
    5,700  Trump Entertainment Resorts,
             Inc. 8.50%, 06/01/15 (c)
             (m)..........................       5,557
    8,350  Wynn Las Vegas LLC 6.63%,
             12/01/14 (c).................       8,120
                                            ----------
                                                50,292
                                            ----------
Health Care (6.2%):
    3,000  CDRV Investors, Inc. SUB,
             Zero Coupon, 01/01/15 (c)....       1,838
    3,500  Fisher Scientific
             International, Inc. 6.13%,
             07/01/15 (e) (m).............       3,500
    1,664  Hanger Orthopedic Group, Inc.
             10.38%, 02/15/09 (c).........       1,664
           HCA, Inc.
      900  7.88%, 02/01/11................         968
    1,000  8.75%, 09/01/10 (m)............       1,106
           Healthsouth Corp.
    3,750  8.50%, 02/01/08................       3,778
    7,750  8.38%, 10/01/11 (c)............       7,886
    6,250  LifeCare Holdings, Inc. 9.25%,
             08/15/13 (c) (e).............       4,937
    2,300  NDCHealth Corp. 10.50%,
             12/01/12.....................       2,628
           Omnicare, Inc.
    1,075  6.75%, 12/15/13................       1,087
      700  6.88%, 12/15/15 (c)............         711
    2,000  Team Health, Inc. 11.25%,
             12/01/13 (c) (e).............       2,040
    9,925  Tenet Healthcare Corp. 9.88%,
             07/01/14 (m).................      10,049
           Triad Hospitals, Inc.
    1,000  7.00%, 05/15/12 (c)............       1,021
    2,000  7.00%, 11/15/13................       2,005


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 72

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Health Care, continued:
    2,600  US Oncology, Inc. 10.75%,
             08/15/14 (m).................       2,886
    7,925  US Oncology Holdings, Inc. FRN,
             9.26%, 03/15/15 (c)..........       7,885
    7,550  Vanguard Health Holding Co. I
             LLC SUB, Zero Coupon,
             10/01/15 (m).................       5,511
    4,300  Vanguard Health Holding Co. II
             LLC 9.00%, 10/01/14 (m)......       4,569
           Ventas Realty LP/Ventas Capital
             Corp.
    1,000  6.50%, 06/01/16 (e)............       1,005
      750  6.75%, 06/01/10................         769
      750  7.13%, 06/01/15................         787
    2,000  9.00%, 05/01/12................       2,280
                                            ----------
                                                70,910
                                            ----------
Homebuilding (0.1%):
    1,000  Standard-Pacific Corp. 6.50%,
             08/15/10.....................         954
                                            ----------
Industrial Other (1.5%):
    5,550  Eagle-Picher Industries, Inc.
             9.75%, 09/01/13 (c) (d)......       4,218
    3,750  Gardner Denver, Inc. 8.00%,
             05/01/13.....................       3,937
    2,300  Greenbrier Cos., Inc. 8.38%,
             05/15/15 (e).................       2,346
    5,650  Milacron Escrow Corp. 11.50%,
             05/15/11 (c).................       4,831
    1,000  Thermadyne Holdings Corp.
             9.25%, 02/01/14..............         875
      950  Valmont Industries, Inc. 6.88%,
             05/01/14.....................         957
                                            ----------
                                                17,164
                                            ----------
Lodging (0.6%):
    3,000  Felcor Lodging LP FRN, 8.83%,
             06/01/11 (m).................       3,120
    3,000  Host Marriott LP Series M,
             7.00%, 08/15/12 (m)..........       3,075
                                            ----------
                                                 6,195
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Media Cable (4.0%):
           Adelphia Communications Corp.
    3,175  9.38%, 11/15/09 (c) (d)........       1,857
    3,500  10.88%, 10/01/10 (c) (d).......       1,960
    2,000  Series B, 7.50%, 01/15/04
             (d)..........................       1,130
    1,150  Series B, 7.75%, 01/15/09
             (d)..........................         644
    1,450  Series B, 8.13%, 07/15/03
             (d)..........................         819
    1,000  Series B, 9.25%, 10/01/02
             (d)..........................         555
    5,992  CCH I LLC 11.00%, 10/01/15
             (e)..........................       5,033
    3,000  CCO Holdings LLC 8.75%,
             11/15/13 (c).................       2,857
    4,100  Century Communications 9.50%,
             03/01/05 (c) (d).............       3,956
           Charter Communications
             Operating LLC
    1,900  8.00%, 04/30/12 (e)............       1,891
    1,000  8.38%, 04/30/14 (c) (e)........         995
           CSC Holdings, Inc.
      250  7.88%, 12/15/07................         254
    3,175  7.25%, 07/15/08 (m)............       3,167
           Insight Communications Co.,
             Inc.
    2,500  SUB, Zero Coupon, 02/15/11.....       2,613
    1,000  FRN, 8.70%, 01/15/12 (c) (e)...       1,016
    1,000  Mediacom Broadband LLC 8.50%,
             10/15/15 (c) (e).............         926
    7,880  Mediacom LLC/Mediacom Capital
             Corp. 9.50%, 01/15/13 (c)....       7,693
    1,750  Rogers Cable, Inc. (Canada)
             6.25%, 06/15/13..............       1,726
           Videotron Ltee (Canada)
    1,500  6.38%, 12/15/15 (e)............       1,491
    5,175  6.88%, 01/15/14 (m)............       5,240
                                            ----------
                                                45,823
                                            ----------
Media Non-Cable (3.6%):
    6,500  Cenveo Corp. 7.88%, 12/01/13
             (c)..........................       6,273
    2,900  DirecTV Holdings LLC 6.38%,
             06/15/15.....................       2,835
           Echostar DBS Corp.
      400  5.75%, 10/01/08................         392
    1,850  FRN, 7.30%, 10/01/08 (c).......       1,887
    1,675  Fisher Communications, Inc.
             8.63%, 09/15/14..............       1,767
    2,000  Innova S de RL (Mexico) 9.38%,
             09/19/13.....................       2,220
    3,100  Intelsat Bermuda Ltd. (Bermuda)
             8.25%, 01/15/13 (e)..........       3,131
      625  LBI Media, Inc. SUB, Zero
             Coupon, 10/15/13.............         457
           LIN Television Corp.
    1,000  6.50%, 05/15/13................         959
    1,250  6.50%, 05/15/13 (c)............       1,198
    1,575  Morris Publishing Group LLC
             7.00%, 08/01/13..............       1,486
    1,500  Nexstar Finance Holdings LLC
             SUB, Zero Coupon, 04/01/13
             (c)..........................       1,131
    2,250  Nexstar Finance, Inc. 7.00%,
             01/15/14 (c).................       2,062
    2,925  PanAmSat Corp. 9.00%, 08/15/14
             (m)..........................       3,064
    4,184  Phoenix Color Corp. 10.38%,
             02/01/09 (c).................       3,855


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Media Non-Cable, continued:
           Primedia, Inc.
    4,575  8.88%, 05/15/11 (m)............       4,220
    1,600  FRN, 9.71%, 05/15/10 (c).......       1,538
    2,000  Xm Satellite Radio, Inc. FRN,
             9.75%, 05/01/09..............       2,020
                                            ----------
                                                40,495
                                            ----------
Metals (1.8%):
    8,180  AK Steel Corp. 7.88%, 02/15/09
             (c)..........................       7,771
    1,150  Chaparral Steel Co. 10.00%,
             07/15/13 (c).................       1,239
    3,250  Earle M Jorgensen Co. 9.75%,
             06/01/12 (m).................       3,478
           Neenah Corp.
    5,725  11.00%, 09/30/10 (e)...........       6,268
      709  13.00%, 09/30/13 (e)...........         723
    1,300  United States Steel Corp.
             9.75%, 05/15/10 (c)..........       1,414
                                            ----------
                                                20,893
                                            ----------
Non-Captive (1.1%):
    4,500  Allied Capital 6.15%, 10/13/10
             (i)..........................       4,436
    3,750  AmeriCredit Corp. 9.25%,
             05/01/09 (c).................       3,947
    2,375  Providian Capital I 9.53%,
             02/01/27 (e).................       2,574
    1,500  Residential Capital Corp.
             6.38%, 06/30/10..............       1,524
                                            ----------
                                                12,481
                                            ----------
Oil Field Services (1.3%):
    1,600  Chart Industries, Inc. 9.13%,
             10/15/15 (e).................       1,632
    1,500  Compagnie Generale de
             Geophysique S.A. (France)
             7.50%, 05/15/15..............       1,552
      440  Horizon Natural Resources Co
             11.75%, 05/08/09.............          --(h)
    2,000  Hornbeck Offshore Services,
             Inc. 6.13%, 12/01/14 (e).....       1,950
      900  Offshore Logistics, Inc. 6.13%,
             06/15/13.....................         841
    1,619  Oslo Seismic Services, Inc.
             8.28%, 06/01/11..............       1,682
    2,250  Pride International, Inc.
             7.38%, 07/15/14..............       2,413
    4,000  Secunda International Ltd.
             (Canada) FRN, 12.15%,
             09/01/12 (m).................       4,200
      300  Universal Compression, Inc.
             7.25%, 05/15/10..............         305
                                            ----------
                                                14,575
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Other Finance (1.2%):
    6,515  Crum & Forster Holdings Corp.
             10.38%, 06/15/13 (m).........       6,873
    3,125  Fairfax Financial Holdings Ltd.
             (Canada) 7.75%, 04/26/12
             (c)..........................       2,916
    3,150  FTI Consulting, Inc. 7.63%,
             06/15/13 (e).................       3,245
      700  UnumProvident Finance Co. plc
             (United Kingdom) 6.85%,
             11/15/15 (c) (e).............         729
                                            ----------
                                                13,763
                                            ----------
Packaging (2.4%):
    2,550  Ball Corp. 6.88%, 12/15/12.....       2,633
           Constar International, Inc.
    1,950  FRN, 7.72%, 02/15/12 (c).......       1,872
    7,950  11.00%, 12/01/12 (c)...........       5,803
    2,000  Graham Packaging Co., Inc.
             8.50%, 10/15/12 (c)..........       1,970
           Owens Brockway Glass
             Container, Inc.
    2,500  6.75%, 12/01/14 (m)............       2,425
    3,000  8.25%, 05/15/13 (m)............       3,097
    1,000  8.88%, 02/15/09 (m)............       1,044
    1,850  Plastipak Holdings, Inc. 8.50%,
             12/15/15 (e).................       1,869
    9,525  Portola Packaging, Inc. 8.25%,
             02/01/12 (c).................       7,001
                                            ----------
                                                27,714
                                            ----------
Paper (2.9%):
           Abitibi-Consolidated, Inc.
             (Canada)
    2,300  6.00%, 06/20/13 (c)............       1,949
    7,575  8.38%, 04/01/15 (c)............       7,253
      680  8.55%, 08/01/10 (c)............         689
    1,100  FRN, 7.99%, 06/15/11 (c).......       1,059
           Ainsworth Lumber Co., Ltd.
             (Canada)
    1,500  6.75%, 03/15/14................       1,286
    2,550  6.75%, 03/15/14................       2,167
    1,300  7.25%, 10/01/12................       1,170
    1,000  FRN, 8.28%, 10/01/10 (c).......         975
    2,000  Bowater, Inc. FRN,, 7.49%,
             03/15/10 (m).................       1,970
    1,949  Buckeye Technologies, Inc.
             9.25%, 09/15/08 (c)..........       1,949
           Domtar, Inc. (Canada)
    1,300  7.13%, 08/15/15................       1,108
      680  7.88%, 10/15/11................         626
    1,630  Graphic Packaging International
             Corp. 9.50%, 08/15/13 (c)....       1,557
    2,400  Norske Skog Canada Ltd.
             (Canada) Series D, 8.63%,
             06/15/11.....................       2,292


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 74

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Paper, continued:
           Pope & Talbot, Inc.
      335  8.38%, 06/01/13................         248
      975  8.38%, 06/01/13................         721
    2,450  Smurfit-Stone Container
             Enterprises, Inc. 9.75%,
             02/01/11.....................       2,475
           Tembec Industries, Inc.
             (Canada)
    5,315  8.50%, 02/01/11 (c)............       2,950
    1,600  8.63%, 06/30/09 (c)............         912
                                            ----------
                                                33,356
                                            ----------
Pharmaceuticals (0.8%):
    2,000  Alpharma, Inc. 8.63%,
             05/01/11.....................       2,172
    6,675  Biovail Corp. (Canada) 7.88%,
             04/01/10 (m).................       6,917
                                            ----------
                                                 9,089
                                            ----------
Pipelines (3.9%):
      900  ANR Pipeline Co. 8.88%,
             03/15/10.....................         962
    1,450  Atlas Pipeline Partners LP
             8.13%, 12/15/15 (e)..........       1,463
      500  Colorado Interstate Gas Co.
             5.95%, 03/15/15 (c)..........         483
           El Paso Corp.
    1,000  7.63%, 08/16/07................       1,018
    2,000  7.63%, 09/01/08................       2,030
    7,650  7.88%, 06/15/12 (c)............       7,879
    4,000  El Paso Natural Gas Co. Series
             A, 7.63%, 08/01/10 (m).......       4,206
    1,450  El Paso Production Holding Co.
             7.75%, 06/01/13 (m)..........       1,504
    2,900  MarkWest Energy Partners LP
             6.88%, 11/01/14 (c) (e)......       2,668
    1,000  Northwest Pipeline Corp. 8.13%,
             03/01/10.....................       1,060
           Pacific Energy Partners
             LP/Pacific Energy Finance
             Corp.
      750  6.25%, 09/15/15 (e)............         739
    4,350  7.13%, 06/15/14 (m)............       4,481
    2,000  Southern Natural Gas Co. 8.88%,
             03/15/10.....................       2,137
    5,400  Transmontaigne, Inc. 9.13%,
             06/01/10 (m).................       5,306
           Williams Cos, Inc.
    2,325  6.38%, 10/01/10 (e)............       2,322
    1,600  7.63%, 07/15/19 (m)............       1,716
    2,175  8.12%, 03/15/12 (c)............       2,371
    1,500  FRN, 5.89%, 10/01/10 (c) (e)...       1,515
                                            ----------
                                                43,860
                                            ----------
Railroads (0.1%):
           Grupo Transportacion
             Ferroviaria Mexicana S.A. de
             C.V. (Mexico)
      250  10.25%, 06/15/07...............         264
      934  12.50%, 06/15/12...............       1,065
                                            ----------
                                                 1,329
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Real Estate Investment Trusts (1.0%):
   11,850  Thornburg Mortgage, Inc. 8.00%,
             05/15/13 (m).................      11,672
                                            ----------
Refining (0.4%):
           Premcor Refining Group, Inc.
             (The)
    1,535  7.50%, 06/15/15................       1,636
    1,000  9.25%, 02/01/10................       1,084
      700  9.50%, 02/01/13................         780
      500  VeraSun Energy 9.88%, 12/15/12
             (e)..........................         508
                                            ----------
                                                 4,008
                                            ----------
Restaurants (0.4%):
           Avado Brands, Inc.
    2,950  9.75%, 06/01/06 (d)............         251
    1,000  11.75%, 06/15/09 (d) (f).......          --(h)
    1,000  EPL Finance Corp. 11.75%,
             11/15/13 (c) (e).............         996
    2,755  Friendly Ice Cream Corp. 8.38%,
             06/15/12 (c).................       2,452
    1,000  Sbarro, Inc. 11.00%, 09/15/09
             (c)..........................         995
                                            ----------
                                                 4,694
                                            ----------
Retailers (1.4%):
    1,650  Brown Shoe Co., Inc. 8.75%,
             05/01/12.....................       1,724
    5,250  Gregg Appliances, Inc. 9.00%,
             02/01/13.....................       4,751
           GSC Holdings Corp.
    2,950  FRN, 7.88%, 10/01/11 (c) (e)...       2,921
    4,100  8.00%, 10/01/12 (c) (e)........       3,854
    1,325  Jean Coutu Group, Inc. (Canada)
             7.63%, 08/01/12..............       1,305
    1,250  Quality Stores, Inc. 10.63%,
             04/01/07 (d) (f).............          --(h)
    1,250  Stripes Acquisition LLC/Susser
             Finance Corp. 10.63%,
             12/15/13 (e).................       1,269
                                            ----------
                                                15,824
                                            ----------
Services (3.1%):
    1,700  Alderwoods Group, Inc. 7.75%,
             09/15/12.....................       1,759


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Services, continued:
           Corrections Corp. of America
    2,900  6.25%, 03/15/13 (m)............       2,871
    2,025  7.50%, 05/01/11................       2,096
    1,500  Dycom Industries, Inc. 8.13%,
             10/15/15 (e).................       1,500
           Hertz Corp.
    3,180  8.88%, 01/01/14 (c) (e)........       3,239
      500  10.50%, 01/01/16 (c) (e).......         515
    1,000  Knowledge Learning Corp., Inc.
             7.75%, 02/01/15 (e)..........         950
    2,850  Mac-Gray Corp. 7.63%,
             08/15/15.....................       2,871
    5,825  MasTec, Inc. Series B, 7.75%,
             02/01/08 (c).................       5,781
    7,787  S.A.C Holdings Corp. 8.50%,
             03/15/14.....................       7,378
           Service Corp. International
      505  6.50%, 03/15/08................         510
    1,400  7.70%, 04/15/09................       1,470
    1,000  7.88%, 02/01/13................       1,048
    3,175  Stewart Enterprises, Inc.
             6.25%, 02/15/13 (e)..........       3,048
                                            ----------
                                                35,036
                                            ----------
Supermarkets (0.3%):
    3,500  Ahold Finance USA, Inc. 8.25%,
             07/15/10 (m).................       3,784
                                            ----------
Technology (4.8%)
    1,000  Activant Solutions, Inc. FRN,
             10.05%, 04/01/10 (c) (e).....       1,031
    7,000  Advanced Micro Devices, Inc.
             7.75%, 11/01/12 (c)..........       7,070
    1,725  Avago Technologies Finance
             (Singapore) 10.13%, 12/01/13
             (e)..........................       1,773
    4,000  Cookson plc (United Kingdom)
             13.94%, 11/01/09.............       4,006

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Technology, continued:
      500  Corning, Inc. 6.20%,
             03/15/16.....................         511
    3,200  Flextronics International Ltd.
             (Singapore) 6.25%, 11/15/14
             (c)..........................       3,156
           Freescale Semiconductor, Inc.
      850  7.13%, 07/15/14................         905
    1,400  6.88%, 07/15/11................       1,470
    1,750  IKON Office Solutions, Inc.
             7.75%, 09/15/15 (c) (e)......       1,706
    2,000  Intcomex, Inc. 11.75%, 01/15/11
             (c) (e)......................       1,965
    3,500  Lucent Technologies, Inc.
             6.50%, 01/15/28..............       2,940
           MagnaChip Semiconductor S.A.
    2,350  6.88%, 12/15/11 (c)............       2,309
      550  8.00%, 12/15/14 (c)............         525
    2,200  FRN, 7.74%, 12/15/11 (c).......       2,233
    6,500  Smart Modular Technologies
             (Cayman Islands) FRN, 9.55%,
             04/01/12.....................       6,793
    2,500  Spansion LLC 11.25%, 01/15/16
             (e)..........................       2,375
      600  STATS ChipPAC Ltd. (Singapore)
             7.50%, 07/19/10..............         603
    1,625  Stratus Technologies, Inc.
             10.38%, 12/01/08 (c).........       1,641
           Sungard Data Systems, Inc.
    1,850  4.88%, 01/15/14................       1,610
    1,000  9.13%, 08/15/13 (e)............       1,035
    2,200  FRN, 8.52%, 08/15/13 (e).......       2,277
           Unisys Corp.
    1,900  8.00%, 10/15/12 (c)............       1,758
    1,100  8.50%, 10/15/15 (c)............       1,018
    3,500  Xerox Corp. 6.88%, 08/15/11
             (m)..........................       3,622
                                            ----------
                                                54,332
                                            ----------
Telecommunications -- Wireless (3.5%)
    2,327  Alamosa Delaware, Inc. 11.00%,
             07/31/10.....................       2,624
    1,400  American Cellular Corp. Series
             B, 10.00%, 08/01/11..........       1,519
    2,000  Cleveland Unlimited, Inc. FRN,
             12.74%, 12/15/10 (e).........       2,020
           Dobson Cellular Systems
      100  8.38%, 11/01/11................         106
    5,400  9.88%, 11/01/12 (c)............       5,953
    2,300  FRN, 9.00%, 11/01/11 (c).......       2,392
      500  Dobson Communications Corp.
             FRN, 8.40%, 10/15/12 (e).....         498
      750  Horizon PCS, Inc. 11.38%,
             07/15/12.....................         861
           Nextel Communications, Inc.
    3,000  Series D, 7.38%, 08/01/15
             (m)..........................       3,166
    1,000  Series E, 6.88%, 10/31/13
             (m)..........................       1,043
    3,500  Series F, 5.95%, 03/15/14
             (m)..........................       3,518
           Rogers Wireless, Inc. (Canada)
      500  9.63%, 05/01/11................         575
    5,200  6.38%, 03/01/14 (m)............       5,213
           Rural Cellular Corp.
      750  8.25%, 03/15/12 (c)............         791
    4,000  9.88%, 02/01/10 (c)............       4,220
    1,000  FRN, 8.99%, 03/15/10...........       1,028
    2,145  SBA Telecommunications, Inc.
             SUB, Zero Coupon, 12/15/11
             (c)..........................       1,989


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 76

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Telecommunications -- Wireless, continued:
    1,650  UbiquiTel Operating Co. 9.88%,
             03/01/11.....................       1,827
      800  US Unwired, Inc. Series B, FRN,
             8.74%, 06/15/10..............         822
                                            ----------
                                                40,165
                                            ----------
Telecommunications -- Wireline (3.9%):
    3,213  Alaska Communications Systems
             Holdings, Inc. 9.88%,
             08/15/11.....................       3,494
    3,148  AT&T Corp. 9.05%, 11/15/11
             (m)..........................       3,484
           Citizens Communications Co.
    2,150  6.25%, 01/15/13 (c)............       2,080
    4,800  9.25%, 05/15/11 (m)............       5,292
    3,350  Convergent Communications, Inc.
             13.00%, 04/01/08 (d) (f).....         -(h)
           Hawaiian Telcom Communications,
             Inc.
      850  9.75%, 05/01/13 (c) (e)........         831
    4,000  FRN, 9.95%, 05/01/13 (c) (e)...       3,860
           MCI, Inc.
        2  6.91%, 05/01/07................           2
        1  7.69%, 05/01/09................           2
    2,217  8.74%, 05/01/14 (m)............       2,454
    7,618  Qwest Communications
             International, Inc. FRN,
             7.84%, 02/15/09 (m)..........       7,723
    7,000  Qwest Corp. 7.88%, 09/01/11....       7,542
           Time Warner Telecom Holdings,
             Inc.
    2,750  9.25%, 02/15/14................       2,901
    5,000  FRN, 8.34%, 02/15/11 (c).......       5,113
                                            ----------
                                                44,778
                                            ----------
Textiles (0.9%):
    2,000  Avondale Mills, Inc. 10.25%,
             07/01/13 (c).................       1,647
    3,500  Broder Brothers Series B,
             11.25%, 10/15/10.............       3,334
           Levi Strauss & Co.
    4,000  12.25%, 12/15/12 (m)...........       4,460
    1,200  FRN, 8.80%, 04/01/12...........       1,209
                                            ----------
                                                10,650
                                            ----------
Tobacco (0.9%):
    4,800  Alliance One International,
             Inc. 11.00%, 05/15/12 (e)....       4,224
    5,475  RJ Reynolds Tobacco Holdings,
             Inc. 6.50%, 07/15/10 (e).....       5,448
                                            ----------
                                                 9,672
                                            ----------
Transportation Services (0.8%):
      713  American Commercial Lines
             9.50%, 02/15/15..............         770
      788  Horizon Lines LLC 9.00%,
             11/01/12.....................         829
    5,000  IdleAire Technologies Corp.
             SUB, Zero Coupon, 12/15/12
             (e)..........................       3,666
    2,000  OMI Corp. 7.63%, 12/01/13......       2,028
      550  Stena AB (Sweden) 7.50%,
             11/01/13.....................         528
    1,000  Ultrapetrol Bahamas Ltd.
             (Bahamas) 9.00%, 11/24/14
             (c)..........................         930
                                            ----------
                                                 8,751
                                            ----------
Utility Distributors (1.0%):
    3,000  Ferrell Gas Co. 7.42%, 08/01/13
             (i)..........................       2,805
    3,370  SEMCO Energy, Inc. 7.75%,
             05/15/13.....................       3,533
    4,805  Suburban Propane Partners LP
             6.88%, 12/15/13..............       4,493
                                            ----------
                                                10,831
                                            ----------
  Total Corporate Bonds
    (Cost $1,010,879)                          996,339
                                            ----------
CONVERTIBLE BONDS (0.7%):
Packaging (0.0%): (g)
      291  Indesco International, Inc. (f)
             (i)..........................         232
                                            ----------
Technology (0.7%):
    8,040  Nortel Networks Corp. (Canada)
             (m)..........................       7,538
                                            ----------
  Total Convertible Bonds
    (Cost $8,034)                                7,770
                                            ----------

 SHARES
---------
COMMON STOCKS (0.7%):
Basic Chemicals (0.1%):
       49  Polymer Group, Inc. (a) (c)....       1,178
                                            ----------
Construction Machinery (0.1%):
      112  NES Rentals Holdings, Inc.
             (a)..........................       1,459
        4  Simonds Industries, Inc. (a)
             (i)..........................         126
                                            ----------
                                                 1,585
                                            ----------
Environmental (0.1%):
       23  Kaiser Group Holdings, Inc.
             (a)..........................         909
                                            ----------
Health Care (0.0%): (g)
    --(h)  Magellan Health Services, Inc.
             (a)..........................          15
                                            ----------
Media Non-Cable (0.1%):
        9  Cebridge Connections Holdings
             LLC (a) (f) (i)..............         778
                                            ----------
Metals (0.1%):
      270  ACP Holding Co.................         519
       61  Oglebay Norton Co. (a) (c).....         752
                                            ----------
                                                 1,271
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Packaging
(0.0%):
(g)
        9  ContinentalAFA Dispensing Co.
             (a) (f) (i)..................           5
                                            ----------
Retailers (0.0%): (g)
       10  Mattress Discounters Corp. (a)
             (f)..........................          10
                                            ----------
Telecommunications -- Wireless (0.2%):
      193  Dobson Communications Corp.
             (a)..........................       1,448
       19  iPCS, Inc. (a).................         915
                                            ----------
                                                 2,363
                                            ----------
Telecommunication -- Wireline (0.0%): (g)
        8  Convergent Communications, Inc.
             (a) (f)......................          --(h)
        2  Viatel, Inc. (a) (f)...........           1
                                            ----------
                                                     1
                                            ----------
  Total Common Stocks
    (Cost $11,589)                               8,115
                                            ----------
PREFERRED STOCKS (0.7%):
Automotive (0.0%): (g)
    --(h)  HLI Operating Co., Inc. .......           7
                                            ----------
Media Non-Cable (0.1%):
    --(h)  Cebridge Connections Holdings
             LLC (f) (i)..................         653
        9  Spanish Broadcasting System....         971
                                            ----------
                                                 1,624
                                            ----------
Metals (0.5%):
      380  Oglebay Norton Co. ............       5,797
                                            ----------
Telecommunications -- Wireless (0.1%):
        3  Dobson Communications Corp.
             (e)..........................         567
                                            ----------
  Total Preferred Stocks
    (Cost $5,890)                                7,995
                                            ----------

PRINCIPAL
AMOUNT($)
---------
LOAN PARTICIPATIONS (7.0%):
      500  Alpha Natural Resources, Inc.
             6.32%, 10/26/12..............         502
    4,000  Amscan Holding, Inc., Term Loan
             B 7.37%, 12/31/49............       3,960
    2,000  Autocam Corp. Term Loan 12.94%,
             12/16/11.....................       2,020
           Celanese B Loan (Germany)
    1,206  VAR, 6.53%, 04/30/11...........       1,220
       98  VAR, 6.53%, 04/30/11...........          99
           Champion Home Term Loan
      750  4.43%, 10/31/09................         752
    1,247  6.89%, 10/31/09................       1,250
    6,493  Charter Communications, Tranche
             B VAR, 7.50%, 04/27/11.......       6,502
      243  Chart Industries Bank Debt
             6.63%, 10/14/12..............         246
           Continental Airlines Loan
      192  VAR, 5.56%, 12/31/06...........         175
    5,000  Dresser Industries, Inc. Loan
             VAR, 7.99%, 03/04/10.........       5,025
           Eagle-Picher Industries, Inc.
    4,750  9.03%, 12/20/10................       4,821
    2,250  8.55%, 12/20/11................       2,250
    1,000  Graham Packaging Co., Inc. Loan
             8.81%, 04/07/12..............       1,015
    1,500  Ineos Bridge Loan 9.48%,
             12/16/06.....................       1,500
    3,250  Lifecare Holdings Loan 6.43%,
             08/11/12.....................       3,096
      925  Lionbridge Technologies Bank
             Debt 7.91%, 09/01/11.........         930
    5,000  LPL Financial Services 7.74%,
             12/31/49.....................       4,975
    5,500  MetroPCS, Inc. 8.25%,
             05/31/11.....................       5,638
    3,000  Northwest Airlines Corp. Term
             Loan B 6.75%, 10/01/12.......       3,060
    4,000  Oglebay Norton Co., Term Loan B
             11.41%, 01/31/10.............       4,100
    1,533  Orion Refining 10.00%, 11/15/04
             (f)..........................          --(h)
    4,239  Penn National Term Loan 6.22%,
             05/26/12.....................       4,287
    4,000  Petroleum Geo-Services ASA
             (Norway), Term Loan 7.00%,
             12/31/49.....................       4,025
    2,500  Polymer Group, Inc. 6.77%,
             12/31/49.....................       2,519
    1,990  Primus Telecommunications
             Group, Senior NotesVAR,
             10.67%, 02/18/11.............       1,856
      615  Psychiatric Solutions, Inc.,
             Term Loan 6.04%, 07/01/12....         619
    1,000  Spanish Broadcasting System
             8.02%, 05/03/13..............       1,011
    2,384  SteriGenics International Loan
             VAR, 7.39%, 06/14/11.........       2,411
           Swett & Crawford Group
    1,500  7.12%, 12/31/49................       1,511
    1,000  VAR, 11.12%, 12/31/49..........       1,008
           Targa Resources Term Loan
    3,620  6.77%, 10/31/12................       3,638
      871  4.40%, 12/31/49................         875
    3,061  Westpoint Stevens, Inc. Loan
             VAR, 10.00%, 06/30/05........       2,295
                                            ----------
  Total Loan Participations
    (Cost $79,278)                              79,191
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 78

JPMORGAN HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 NO. OF
WARRANTS        SECURITY DESCRIPTION          VALUE
---------  -------------------------------  ----------
WARRANTS (0.1%):
Metals (0.1%):
      243  ACP Holding Co. 09/30/13 (a)
             (e)..........................         467
                                            ----------

Telecommunication -- Wireline (0.0%): (g)
           Abovenet Communications, Inc.
             (a)
        1  09/08/08 (f) (i)...............          12
        2  09/08/10 (f) (i)...............           7
                                            ----------
                                                    19
                                            ----------
  Total Warrants
    (Cost $970)                                    486
                                            ----------
  Total Long-Term Investments
    (Cost $1,116,640)                        1,099,896
                                            ----------

 SHARES
---------
SHORT-TERM INVESTMENTS (4.2%):
Investment Company 4.2%
   47,924  JPMorgan Liquid Assets Money
             Market Fund (b)
           (Cost $47,924).................      47,924
                                            ----------

PRINCIPAL
AMOUNT($)
---------
INVESTMENTS OF CASH COLLATERAL ON SECURITIES LOANED
(21.9%):
Asset-Backed Securities (1.2%):
    7,000  Countrywide Home Loans FRN
             ,4.49%, 12/28/07.............       7,000
    7,000  Goldman Sachs Group, Inc. FRN,
             4.47%, 12/26/07..............       7,000
                                            ----------
                                                14,000
                                            ----------
Cash Deposits (2.9%):
    4,998  Bank of New York 4.30%,
             05/02/08.....................       4,998
    9,994  Bank of Nova Scotia FRN, 4.35%,
             05/21/07.....................       9,994
    4,998  Sun Trust Bank, Atlanta FRN,
             4.39%, 06/28/07..............       4,998
           Wells Fargo Bank, San Francisco
    2,500  4.30%, 01/27/06................       2,500
   10,000  FRN, 4.30%, 12/01/06...........      10,000
                                            ----------
                                                32,490
                                            ----------
Commercial Paper (0.4%):
    5,000  Morgan Stanley FRN, 4.43%,
             01/02/07.....................       5,000
                                            ----------
Corporate Notes (8.8%):
   10,000  Bank of America FRN, 4.31%,
             11/07/06.....................      10,000
    7,500  CC USA, Inc. 4.41%, 02/17/06...       7,500
   10,000  Citigroup Global Markets Inc.
             FRN, 4.32%, 01/06/06.........      10,000
    5,000  Goldman Sachs Group, Inc. FRN,
             4.41%, 12/28/07..............       5,000
   13,000  Greenwich Capital Financial
             Products, Inc. 4.55%,
             01/06/06.....................      13,000
   10,001  K2(USA) LLC FRN, 4.35%,
             02/15/06.....................      10,001
   15,000  Northern Rock Plc 4.43%,
             01/13/06.....................      15,000
   10,075  Pricoa Global Funding I FRN,
             4.23%, 10/05/06..............      10,075
   10,000  Wachovia Bank N.A. 4.30%,
             10/02/06.....................      10,000
   10,000  World Savings Bank FSB 4.43%,
             06/20/08.....................      10,000
                                            ----------
                                               100,576
                                            ----------
Repurchase Agreements (8.6%):
   47,313  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             1/3/06, repurchase price
             $47,336, collateralized by
             U.S. Government Agency
             Mortgages....................      47,313
   50,000  UBS Securities LLC, 4.26%,
             dated 12/30/05, due 1/3/06,
             repurchase price $50,024,
             collateralized by U.S.
             Government Agency
             Mortgages....................      50,000
                                            ----------
                                                97,313
                                            ----------
  Total Investments of Cash Collateral on
    Securities Loaned (Cost $249,379)          249,379
                                            ----------
TOTAL INVESTMENTS (122.9%)
  (Cost $1,413,943)                          1,397,199
LIABILITIES IN EXCESS OF OTHER ASSETS
  (22.9%)                                     (260,359)
                                            ----------
NET ASSETS (100.0%)                         $1,136,840
                                            ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (94.0%):
ASSET BACKED SECURITIES (2.9%):
    1,595  American Express Credit Account
             Master Trust Series 2004-3,
             Class A, 4.35%, 12/15/11.....       1,572
           AmeriCredit Automobile
             Receivables Trust
      622  Series 2001-D, Class A4, 4.41%,
             11/12/08.....................         622
    1,244  Series 2002-A, Class A4, 4.61%,
             01/12/09.....................       1,243
    1,276  Series 2002-D, Class A4, 3.40%,
             04/13/09.....................       1,265
      705  Series 2003-BX, Class A4A,
             2.72%, 01/06/10..............         694
      798  Capital One Master Trust
             Series 2001-5, Class A,
             5.30%, 06/15/09..............         800
           Citibank Credit Card Issuance
             Trust
      798  Series 2002-A1, Class A1,
             4.95%, 02/09/09..............         799
    3,390  Series 2002-C2, Class C2,
             6.95%, 02/18/14..............       3,673
    1,400  Series 2005-B1, Class B1,
             4.40%, 09/15/10..............       1,379
    1,328  CNH Equipment Trust Series
             2003-B, Class A4B, 3.38%,
             02/15/11.....................       1,296
    1,163  Conseco Finance Series 2001-B,
             Class 1M1, 7.27%, 04/15/09...       1,177
    8,661  Countrywide Asset-Backed
             Certificates Series 2004-AB2,
             Class A2, FRN, 4.65%,
             05/25/36.....................       8,673
      864  GE Capital Mortgage Services,
             Inc.
             Series 1999-HE, Class M,
             6.71%, 04/25/29..............         865
      930  Household Automotive Trust
             Series 2005-1 Class A4,
             4.35%, 06/18/12..............         915
           MBNA Credit Card Master Note
             Trust
    2,393  Series 2002-C1, Class C1,
             6.80%, 07/15/14..............       2,579
      997  Series 2003-C1, Class C1, FRN,
             6.07%, 06/15/12..............       1,051
           MBNA Master Credit Card Trust
             USA
    1,755  Series 1999-J, Class C, 7.85%,
             02/15/12 (e).................       1,924
    1,595  Series 2000-D, Class C, 8.40%,
             09/15/09 (e).................       1,662

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
      745  Onyx Acceptance Grantor Trust
             Series 2002-C, Class A4,
             4.07%, 04/15/09..............         744
      290  Residential Asset Mortgage
             Products, Inc. Series
             2001-RS3, Class AI4, SUB,
             6.29%, 10/25/31..............         289
      996  Textron Financial Corp.
             Receivables Trust Series
             2000-C, Class A3, 6.61%,
             02/15/15 (e).................       1,002
           WFS Financial Owner Trust
      919  Series 2002-2, Class A4, SUB,
             4.50%, 02/20/10..............         919
       59  Series 2003-2, Class A3, 1.76%,
             01/21/08.....................          59
    1,595  Series 2003-2, Class A4, 2.41%,
             12/20/10.....................       1,571
    1,958  Series 2003-4, Class A4, 3.15%,
             05/20/11.....................       1,921
      854  Series 2004-1, Class A3, 2.19%,
             06/20/08.....................         849
                                            ----------
  Total Asset Backed Securities
    (Cost $39,112)                              39,543
                                            ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (44.5%):
Agency CMO (38.1%):
    1,000  Federal Home Loan Bank
             Series 2000, Class Y, 5.27%,
             12/28/12.....................       1,004
    6,734  Federal Home Loan Bank System
             Series 2012, Class A, 4.72%,
             09/20/12.....................       6,599
           Federal Home Loan Mortgage
             Corp.
      130  Series 11, Class D, 9.50%,
             07/15/19.....................         130
       57  Series 46, Class B, 7.80%,
             09/15/20.....................          57
       23  Series 47, Class F, 10.00%,
             06/15/20.....................          23
        1  Series 85, Class C, 8.60%,
             01/15/21.....................           1
       48  Series 99, Class Z, 9.50%,
             01/15/21.....................          48
      212  Series 114, Class H, 6.95%,
             01/15/21.....................         211
        2  Series 411, Class I, HB,
             84.00%, 05/15/20.............           2
       16  Series 1079, Class S, IF,
             19.12%, 05/15/21.............          16
       24  Series 1084, Class F, FRN,
             5.33%, 05/15/21..............          24


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 80

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
       17  Series 1084, Class S, HB, IF,
             25.54%, 05/15/21.............          17
       94  Series 1144, Class KB, 8.50%,
             09/15/21.....................          93
      192  Series 1206, Class IA, 7.00%,
             03/15/22.....................         192
    2,614  Series 1212, Class IZ, 8.00%,
             02/15/22.....................       2,614
      133  Series 1250, Class J, 7.00%,
             05/15/22.....................         132
      339  Series 1343, Class LA, 8.00%,
             08/15/22.....................         345
      366  Series 1404, Class FA, 4.50%,
             11/15/07.....................         364
    1,513  Series 1466, Class PZ, 7.50%,
             02/15/23.....................       1,565
       21  Series 1470, Class F, FRN,
             4.07%, 02/15/23..............          20
      591  Series 1491, Class I, 7.50%,
             04/15/23.....................         622
       39  Series 1506, Class F, FRN,
             4.72%, 05/15/08..............          39
        7  Series 1506, Class S, IF,
             13.37%, 05/15/08.............           7
    2,033  Series 1512, Class J, 6.50%,
             05/15/08.....................       2,050
      247  Series 1513, Class AG, FRN,
             3.73%, 05/15/08..............         244
      466  Series 1513, Class N, 6.50%,
             05/15/08.....................         470
      589  Series 1518, Class G, IF,
             4.88%, 05/15/23..............         568
      555  Series 1541, Class O, FRN,
             3.78%, 07/15/23..............         534
      204  Series 1544, Class J, IF,
             8.36%, 07/15/08..............         205
      117  Series 1549, Class K, 8.50%,
             07/15/08.....................         120
    1,210  Series 1558, Class D, 6.50%,
             07/15/23.....................       1,232
      392  Series 1586, Class M, 5.00%,
             09/15/08.....................         389
      296  Series 1587, Class SL, IF,
             12.89%, 10/15/08.............         296
      115  Series 1600, Class SC, IF,
             8.60%, 10/15/08..............         117
       11  Series 1602, Class SA, IF,
             8.53%, 10/15/23..............           9
      155  Series 1604, Class SA, IF,
             9.95%, 11/15/08..............         159
      287  Series 1606, Class SC, IF,
             13.84%, 11/15/08.............         306

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    3,021  Series 1607, Class H, 6.25%,
             10/15/13.....................       3,076
    1,196  Series 1608, Class L, 6.50%,
             09/15/23.....................       1,247
    1,432  Series 1609, Class L, IF,
             7.85%, 11/15/23..............       1,415
    1,157  Series 1611, Class JA, FRN,
             5.37%, 08/15/23..............       1,171
    1,055  Series 1611, Class JB, IF,
             7.25%, 08/15/23..............       1,014
    5,823  Series 1624, Class KZ, 6.00%,
             12/15/08.....................       5,880
      216  Series 1625, Class SD, IF,
             8.50%, 12/15/08..............         224
       77  Series 1665, Class FA, FRN,
             4.02%, 06/15/23..............          77
       16  Series 1671, Class L, 7.00%,
             02/15/24.....................          16
       29  Series 1685, Class Z, 6.00%,
             11/15/23.....................          30
      242  Series 1689, Class SD, IF,
             9.39%, 10/15/23..............         249
      396  Series 1698, Class SC, IF,
             9.98%, 03/15/09..............         432
    1,595  Series 1706, Class K, 7.00%,
             03/15/24.....................       1,676
      259  Series 1745, Class D, 7.50%,
             08/15/24.....................         259
      649  Series 1798, Class F, 5.00%,
             05/15/23.....................         637
       33  Series 1807, Class G, 9.00%,
             10/15/20.....................          35
    2,761  Series 1927, Class PH, 7.50%,
             01/15/27.....................       2,873
    1,262  Series 1981, Class Z, 6.00%,
             05/15/27.....................       1,267
      396  Series 1987, Class PE, 7.50%,
             09/15/27.....................         408
       67  Series 2017, Class SE, IF,
             12.99%, 12/15/08.............          70
    1,213  Series 2025, Class PE, 6.30%,
             01/15/13.....................       1,237
    1,436  Series 2040, Class PE, 7.50%,
             03/15/28.....................       1,508
      927  Series 2056, Class TD, 6.50%,
             05/15/18.....................         962
    3,473  Series 2063, Class PG, 6.50%,
             06/15/28.....................       3,568
      552  Series 2064, Class TE, 7.00%,
             06/15/28.....................         574
    2,315  Series 2075, Class PH, 6.50%,
             08/15/28.....................       2,383


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,196  Series 2075, Class PM, 6.25%,
             08/15/28.....................       1,231
      528  Series 2097, Class PV, 6.00%,
             09/15/09.....................         535
      541  Series 2102, Class TC, 6.00%,
             12/15/13.....................         553
    1,763  Series 2125, Class JZ, 6.00%,
             02/15/29.....................       1,794
    1,994  Series 2169, Class TB, 7.00%,
             06/15/29.....................       2,114
      798  Series 2172, Class QC, 7.00%,
             07/15/29.....................         857
       15  Series 2196, Class TL, 7.50%,
             11/15/29.....................          15
      902  Series 2201, Class C, 8.00%,
             11/15/29.....................         947
    1,408  Series 2210, Class Z, 8.00%,
             01/15/30.....................       1,480
      667  Series 2224, Class CB, 8.00%,
             03/15/30.....................         694
    1,042  Series 2256, Class MC, 7.25%,
             09/15/30.....................       1,069
    1,455  Series 2259, Class ZM, 7.00%,
             10/15/30.....................       1,511
    1,128  Series 2271, Class PC, 7.25%,
             12/15/30.....................       1,163
      798  Series 2283, Class K, 6.50%,
             12/15/23.....................         841
      673  Series 2296, Class PD, 7.00%,
             03/15/31.....................         691
       91  Series 2299, Class G, 7.00%,
             05/15/14.....................          91
      750  Series 2312, Class KV, 6.50%,
             05/15/14.....................         752
      230  Series 2317, Class VG, 6.50%,
             04/15/31.....................         231
      594  Series 2333, Class HC, 6.00%,
             07/15/31.....................         600
    1,072  Series 2344, Class QG, 6.00%,
             08/15/16.....................       1,098
   12,675  Series 2344, Class ZD, 6.50%,
             08/15/31.....................      13,216
    1,801  Series 2344, Class ZJ, 6.50%,
             08/15/31.....................       1,855
    1,459  Series 2345, Class NE, 6.50%,
             08/15/31.....................       1,500
    1,782  Series 2345, Class PQ, 6.50%,
             08/15/16.....................       1,844
      407  Series 2345, Class PV, 6.50%,
             01/15/24.....................         409
    1,454  Series 2347, Class VP, 6.50%,
             03/15/20.....................       1,497

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,124  Series 2349, Class NW, 6.50%,
             10/15/16.....................       1,124
    1,057  Series 2351, Class PZ, 6.50%,
             08/15/31.....................       1,104
      514  Series 2353, Class PC, 6.50%,
             09/15/15.....................         514
    9,337  Series 2353, Class TD, 6.00%,
             09/15/16.....................       9,608
    1,304  Series 2355, Class BP, 6.00%,
             09/15/16.....................       1,336
       24  Series 2357, Class VX, 6.50%,
             12/15/17.....................          24
    1,468  Series 2360, Class PG, 6.00%,
             09/15/16.....................       1,500
      668  Series 2362, Class PD, 6.50%,
             06/15/20.....................         678
      588  Series 2362, Class PJ, 6.50%,
             10/15/28.....................         594
    1,225  Series 2366, Class MD, 6.00%,
             10/15/16.....................       1,254
      920  Series 2391, Class QE, 5.50%,
             05/15/15.....................         923
    1,994  Series 2391, Class QR, 5.50%,
             12/15/16.....................       2,022
    1,821  Series 2391, Class VQ, 6.00%,
             10/15/12.....................       1,861
    1,595  Series 2392, Class PV, 6.00%,
             12/15/20.....................       1,621
      628  Series 2410, Class HC, 5.50%,
             02/15/09.....................         628
    1,317  Series 2410, Class NG, 6.50%,
             02/15/32.....................       1,367
    1,791  Series 2410, Class OE, 6.38%,
             02/15/32.....................       1,832
    3,941  Series 2410, Class QS, IF,
             8.14%, 02/15/32..............       4,016
      336  Series 2412, Class SE, IF,
             7.11%, 02/15/09..............         336
    1,595  Series 2412, Class SP, IF,
             7.36%, 02/15/32..............       1,525
      753  Series 2423, Class MC, 7.00%,
             03/15/32.....................         781
    1,441  Series 2423, Class MT, 7.00%,
             03/15/32.....................       1,495
    4,785  Series 2434, Class TC, 7.00%,
             04/15/32.....................       4,995
      957  Series 2435, Class CJ, 6.50%,
             04/15/32.....................       1,009
    1,595  Series 2435, Class VH, 6.00%,
             07/15/19.....................       1,628
    1,196  Series 2441, Class GF, 6.50%,
             04/15/32.....................       1,250


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 82

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,748  Series 2450, Class GZ, 7.00%,
             05/15/32.....................       1,825
    1,172  Series 2454, Class VB, 6.50%,
             10/15/15.....................       1,183
    1,595  Series 2455, Class GK, 6.50%,
             05/15/32.....................       1,666
    1,967  Series 2460, Class VZ, 6.00%,
             11/15/29.....................       2,002
    1,802  Series 2461, Class VB, 6.50%,
             04/15/18.....................       1,810
    5,583  Series 2462, Class JG, 6.50%,
             06/15/32.....................       5,811
    3,988  Series 2466, Class DH, 6.50%,
             06/15/32.....................       4,147
    3,988  Series 2466, Class PG, 6.50%,
             04/15/32.....................       4,143
    1,595  Series 2474, Class NR, 6.50%,
             07/15/32.....................       1,664
    1,990  Series 2484, Class LZ, 6.50%,
             07/15/32.....................       2,101
       21  Series 2496, Class LD, 8.50%,
             11/15/15.....................          21
    3,988  Series 2498, Class UD, 5.50%,
             06/15/16.....................       4,016
    3,562  Series 2500, Class GD, 5.50%,
             12/15/15.....................       3,574
    2,393  Series 2500, Class MC, 6.00%,
             09/15/32.....................       2,444
    3,590  Series 2500, Class TD, 5.50%,
             02/15/16.....................       3,607
    2,393  Series 2512, Class PG, 5.50%,
             10/15/22.....................       2,397
    2,393  Series 2515, Class DE, 4.00%,
             03/15/32.....................       2,215
      307  Series 2519, Class BT, 8.50%,
             09/15/31.....................         331
    1,854  Series 2527, Class VU, 5.50%,
             10/15/13.....................       1,870
    1,196  Series 2535, Class BK, 5.50%,
             12/15/22.....................       1,210
    1,675  Series 2537, Class TE, 5.50%,
             12/15/17.....................       1,699
    2,662  Series 2543, Class YX, 6.00%,
             12/15/32.....................       2,718
    2,871  Series 2557, Class WJ, 5.00%,
             07/15/14.....................       2,869
    2,393  Series 2565, Class MB, 6.00%,
             05/15/30.....................       2,437
    3,190  Series 2575, Class ME, 6.00%,
             02/15/33.....................       3,257
    4,525  Series 2594, Class VA, 6.00%,
             03/15/14.....................       4,614

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,937  Series 2594, Class VP, 6.00%,
             02/15/14.....................       1,972
    1,595  Series 2594, Class VQ, 6.00%,
             08/15/20.....................       1,620
    2,838  Series 2597, Class AD, 6.50%,
             03/15/32.....................       2,946
    1,595  Series 2617, Class GR, 4.50%,
             05/15/18.....................       1,522
    1,000  Series 2628, Class WA, 4.00%,
             07/15/28.....................         935
    1,500  Series 2630, Class KN, 2.50%,
             04/15/13.....................       1,449
      798  Series 2631, Class LC, 4.50%,
             06/15/18.....................         762
      798  Series 2640, Class VE, 3.25%,
             07/15/22.....................         675
    2,265  Series 2643, Class KG, 4.00%,
             05/15/18.....................       2,252
    1,778  Series 2651, Class VZ, 4.50%,
             07/15/18.....................       1,674
      932  Series 2656, Class SH, IF,
             8.49%, 02/15/25..............         944
    1,200  Series 2668, Class SB, IF,
             3.32%, 10/15/15..............       1,156
      798  Series 2672, Class ME, 5.00%,
             11/15/22.....................         785
    1,994  Series 2675, Class CK, 4.00%,
             09/15/18.....................       1,833
    1,496  Series 2682, Class YS, IF,
             2.56%, 10/15/33..............       1,069
      798  Series 2686, Class GB, 5.00%,
             05/15/20.....................         795
      611  Series 2691, Class WS, IF,
             2.45%, 10/15/33..............         433
    1,000  Series 2695, Class DE, 4.00%,
             01/15/17.....................         947
      888  Series 2705, Class SC, IF,
             2.45%, 11/15/33..............         626
      888  Series 2705, Class SD, IF,
             3.38%, 11/15/33..............         653
    5,822  Series 2727, Class BS, IF,
             2.52%, 01/15/34..............       3,464
      222  Series 2733, Class GF, FRN,
             Zero Coupon, 09/15/33........         218
      374  Series 2739, Class S, IF,
             3.26%, 01/15/34..............         290
      590  Series 2744, Class FE, FRN,
             Zero Coupon, 02/15/34........         551
    1,595  Series 2744, Class PC, 5.50%,
             01/15/31.....................       1,615
    1,991  Series 2744, Class PD, 5.50%,
             08/15/33.....................       2,051


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,595  Series 2744, Class TU, 5.50%,
             05/15/32.....................       1,595
      703  Series 2753, Class S, IF,
             3.26%, 02/15/34..............         465
      590  Series 2755, Class SA, IF,
             5.46%, 05/15/30..............         547
    1,572  Series 2776, Class SK, IF,
             2.52%, 04/15/34..............       1,208
      220  Series 2925, Class ZM, 5.00%,
             01/15/35.....................         218
    1,000  Series 3047, Class OB, 5.50%,
             12/15/33.....................       1,011
           Federal Home Loan Mortgage
             Corp.
    --(h)  Series 1172, Class L, HB, IO,
             VAR, 1182.96%, 11/15/21......           1
        2  Series 1196, Class B, IF, IO,
             HB, 658.44%, 01/15/22........           3
    --(h)  Series 1298, Class L, IO, HB,
             981.87%, 06/15/07............          --(h)
       67  Series 1465, Class SA, IF, IO,
             4.62%, 02/15/08..............           1
      106  Series 1518, Class G, IF, IO,
             4.13%, 05/15/08..............           2
      257  Series 1700, Class GA, PO,
             02/15/24.....................         232
      303  Series 1900, Class TA, PO,
             08/15/08.....................         292
      130  Series 1967, Class PC, PO,
             10/15/08.....................         124
      189  Series 2033, Class SN, IF, IO,
             17.63%, 03/15/24.............          51
      531  Series 2038, Class PN, IO,
             7.00%, 03/15/28..............          95
        1  Series 204, Class E, HB, IF,
             IO, 1019.28%, 05/15/23.......           1
      609  Series 2089, Class PJ, IO,
             7.00%, 10/15/28..............         138
      236  Series 2163, Class PC, IO,
             7.50%, 06/15/29..............          49
      315  Series 2306, Class K, PO,
             05/15/24.....................         271
      768  Series 2306, Class SE, IF, IO,
             6.08%, 05/15/24..............         101
      132  Series 2382, Class TL, IO,
             6.50%, 02/15/31..............           9
      675  Series 2410, Class QX, IF, IO,
             4.28%, 02/15/32..............          69
    1,742  Series 2444, Class ES, IF, IO,
             3.58%, 03/15/32..............         151
      697  Series 2450, Class SW, IF, IO,
             3.63%, 03/15/32..............          63

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      950  Series 2513, Class YO, PO,
             02/15/32.....................         811
    1,525  Series 2586, Class WI, IO,
             6.50%, 03/15/33..............         325
    3,612  Series 2597, Class DS, IF, IO,
             3.18%, 02/15/33..............         236
    7,941  Series 2599, Class DS, IF, IO,
             2.63%, 02/15/33..............         444
    8,063  Series 2610, Class DS, IF, IO,
             2.73%, 03/15/33..............         462
    4,848  Series 2611, Class SH, IF, IO,
             3.28%, 10/15/21..............         343
    1,463  Series 2619, Class IM, IO,
             5.00%, 10/15/21..............         200
      444  Series 2643, Class HI, IO,
             4.50%, 12/15/16..............          47
      957  Series 2684, Class TO, PO,
             10/15/33.....................         529
       93  Series 2727, PO, 01/15/34......          50
    1,508  Series 2749, Class PK, IO,
             5.00%, 09/15/22..............          93
      233  Series 2769, PO, 03/15/34......         167
      898  Series 2846, PO, 08/15/34......         747
      393  Series T-58, Class A, PO,
             09/25/43.....................         335
           Federal Home Loan Mortgage
             Corp. Structured Pass Through
             Securities
      542  Series T-41, Class 3A, 7.50%,
             07/25/32.....................         566
      488  Series T-51, Class 2A, VAR,
             7.50%, 08/25/42..............         504
    4,597  Series T-54, Class 2A, 6.50%,
             02/25/43.....................       4,715
    1,605  Series T-54, Class 3A, 7.00%,
             02/25/43.....................       1,680
      963  Federal Home Loan Mortgage
             Corp. -- Government National
             Mortgage Association Series
             24, Class ZE, 6.25%,
             11/25/23.....................         985
           Federal National Mortgage
             Association
       35  Series 1988-7, Class Z, 9.25%,
             04/25/18.....................          38
      163  Series 1989-70, Class G, 8.00%,
             10/25/19.....................         172
       65  Series 1989-78, Class H, 9.40%,
             11/25/19.....................          71
       56  Series 1989-83, Class H, 8.50%,
             11/25/19.....................          60
       55  Series 1989-89, Class H, 9.00%,
             11/25/19.....................          60


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 84

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
       20  Series 1990-1, Class D, 8.80%,
             01/25/20.....................          21
      151  Series 1990-102, Class J,
             6.50%, 08/25/20..............         154
       65  Series 1990-120, Class H,
             9.00%, 10/25/20..............          68
       13  Series 1990-134, Class SC, IF,
             14.99%, 11/25/20.............          17
       34  Series 1990-60, Class K, 5.50%,
             06/25/20.....................          34
       28  Series 1990-63, Class H, 9.50%,
             06/25/20.....................          30
       30  Series 1990-7, Class B, 8.50%,
             01/25/20.....................          32
       34  Series 1990-93, Class G, 5.50%,
             08/25/20.....................          34
    --(h)  Series 1990-94, Class H, HB,
             505.92%, 08/25/20............           4
       87  Series 1991-42, Class S, IF,
             9.96%, 05/25/21..............          96
       92  Series 1992-143, Class MA,
             5.50%, 09/25/22..............          93
      177  Series 1992-33, Class F, FRN,
             4.04%, 03/25/22..............         175
       63  Series 1992-44, Class K, 7.25%,
             04/25/07.....................          64
      344  Series 1993-122, Class M,
             6.50%, 07/25/23..............         356
      120  Series 1993-165, Class SD, IF,
             8.33%, 09/25/23..............         126
       62  Series 1993-170, Class SE, IF,
             14.11%, 09/25/08.............          68
       86  Series 1993-175, Class SA, IF,
             12.46%, 09/25/08.............          93
      505  Series 1993-178, Class PK,
             6.50%, 09/25/23..............         521
      749  Series 1993-18, Class PK,
             6.50%, 02/25/08..............         756
    3,988  Series 1993-183, Class KA,
             6.50%, 10/25/23..............       4,204
    3,893  Series 1993-189, Class PL,
             6.50%, 10/25/23..............       4,028
      580  Series 1993-190, Class S, IF,
             9.95%, 10/25/08..............         597
      114  Series 1993-196, Class FA, FRN,
             3.97%, 10/25/08..............         111
      513  Series 1993-225, Class SG, IF,
             8.87%, 12/25/13..............         518
       56  Series 1993-225, Class VO, IF,
             9.09%, 12/25/22..............          56
      878  Series 1993-247, Class SA, IF,
             17.40%, 12/25/23.............       1,046

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      556  Series 1993-25, Class J, 7.50%,
             03/25/23.....................         584
    2,116  Series 1993-250, Class Z,
             7.00%, 12/25/23..............       2,188
    3,506  Series 1993-37, Class PX,
             7.00%, 03/25/23..............       3,618
      870  Series 1993-41, Class PH,
             6.00%, 03/25/23..............         871
    1,274  Series 1993-54, Class Z, 7.00%,
             04/25/23.....................       1,324
      267  Series 1993-62, Class SA, IF,
             13.36%, 04/25/23.............         304
       56  Series 1993-72, Class F, FRN,
             3.97%, 05/25/08..............          54
      166  Series 1994-12, Class FC, FRN,
             4.12%, 01/25/09..............         165
       61  Series 1994-13, Class SK, IF,
             13.27%, 02/25/09.............          65
       89  Series 1994-20, Class Z, 6.50%,
             02/25/09.....................          90
    1,015  Series 1994-34, Class DZ,
             6.00%, 03/25/09..............       1,026
      545  Series 1994-40, Class VC,
             6.50%, 02/25/10..............         550
      512  Series 1994-55, Class G, 6.75%,
             12/25/23.....................         514
      116  Series 1996-27, Class FC, FRN,
             4.91%, 03/25/17..............         117
    1,055  Series 1996-32, Class PH,
             7.00%, 01/25/26..............       1,067
      218  Series 1996-59, Class J, 6.50%,
             08/25/22.....................         221
    1,554  Series 1996-59, Class K, 6.50%,
             07/25/23.....................       1,595
      541  Series 1997-27, Class J, 7.50%,
             04/18/27.....................         570
      479  Series 1997-29, Class J, 7.50%,
             04/20/27.....................         502
      968  Series 1997-39, Class PD,
             7.50%, 05/20/27..............       1,008
      849  Series 1998-36, Class ZB,
             6.00%, 07/18/28..............         859
       67  Series 1998-4, Class C, Zero
             Coupon, 04/25/23.............          57
    2,667  Series 2000-2, Class ZE, 7.50%,
             02/25/30.....................       2,824
    2,931  Series 2001-36, Class DE,
             7.00%, 08/25/31..............       3,056
    1,362  Series 2001-4, Class PC, 7.00%,
             03/25/21.....................       1,428
      689  Series 2001-44, Class PD,
             7.00%, 09/25/31..............         717


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,690  Series 2001-48, Class Z, 6.50%,
             09/25/21.....................       1,788
      741  Series 2001-49, Class Z, 6.50%,
             09/25/31.....................         767
    2,305  Series 2001-5, Class OW, 6.00%,
             03/25/16.....................       2,353
    3,029  Series 2001-50, Class VB,
             6.50%, 12/25/16..............       3,073
    1,917  Series 2001-52, Class XM,
             6.50%, 11/25/10..............       1,955
    2,791  Series 2001-61, Class VB,
             7.00%, 12/25/16..............       2,897
    1,137  Series 2001-61, Class VQ,
             6.50%, 08/25/15..............       1,158
    1,194  Series 2001-71, Class GU,
             6.00%, 05/25/14..............       1,211
    2,393  Series 2001-71, Class MB,
             6.00%, 12/25/16..............       2,454
    3,369  Series 2001-71, Class QE,
             6.00%, 12/25/16..............       3,449
   11,246  Series 2001-74, Class MB,
             6.00%, 12/25/16..............      11,729
    2,178  Series 2001-78, Class VB,
             6.00%, 12/25/15..............       2,182
    1,356  Series 2001-80, Class PE,
             6.00%, 07/25/29..............       1,380
    1,666  Series 2002-1, Class HC, 6.50%,
             02/25/22.....................       1,725
      602  Series 2002-1, Class SA, IF,
             10.96%, 02/25/32.............         657
    4,865  Series 2002-18, Class PC,
             5.50%, 04/25/17..............       4,956
    1,451  Series 2002-2, Class UC, 6.00%,
             02/25/17.....................       1,475
    1,994  Series 2002-21, Class PE,
             6.50%, 04/25/32..............       2,056
    1,595  Series 2002-24, Class AJ,
             6.00%, 04/25/17..............       1,628
    1,595  Series 2002-28, Class PK,
             6.50%, 05/25/32..............       1,655
    2,393  Series 2002-3, Class OG, 6.00%,
             02/25/17.....................       2,468
    2,601  Series 2002-37, Class Z, 6.50%,
             06/25/32.....................       2,696
    3,190  Series 2002-56, Class UC,
             5.50%, 09/25/17..............       3,236
    2,012  Series 2002-59, Class AC,
             6.00%, 03/25/28..............       2,017
    2,752  Series 2002-59, Class VB,
             6.50%, 04/25/32..............       2,779
    5,583  Series 2002-61, Class PE,
             5.50%, 05/25/16..............       5,615

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    3,190  Series 2002-74, Class LD,
             5.00%, 01/25/16..............       3,176
    3,988  Series 2002-74, Class PD,
             5.00%, 11/25/15..............       3,974
    6,460  Series 2002-74, Class VB,
             6.00%, 11/25/31..............       6,555
      688  Series 2002-8, Class SR, IF,
             7.09%, 03/25/09..............         690
    1,743  Series 2002-84, Class VB,
             5.50%, 04/25/15..............       1,739
    1,595  Series 2002-94, Class BK,
             5.50%, 01/25/18..............       1,622
    1,196  Series 2003-106, Class US, IF,
             2.51%, 11/25/23..............         893
    2,161  Series 2003-117, Class JB,
             3.50%, 06/25/33..............       1,896
      798  Series 2003-128, Class KE,
             4.50%, 01/25/14..............         784
    1,601  Series 2003-130, Class SX, IF,
             4.95%, 01/25/34..............       1,494
      798  Series 2003-22, Class UD,
             4.00%, 04/25/33..............         678
      640  Series 2003-34, Class GB,
             6.00%, 03/25/33..............         653
    1,199  Series 2003-34, Class GE,
             6.00%, 05/25/33..............       1,227
    1,595  Series 2003-47, Class PE,
             5.75%, 06/25/33..............       1,599
      870  Series 2003-52, Class SX, IF,
             9.81%, 10/25/31..............         923
      664  Series 2003-64, Class SX, IF,
             3.02%, 07/25/33..............         434
    1,628  Series 2003-71, Class DS, IF,
             1.75%, 08/25/33..............       1,254
    1,595  Series 2003-83, Class PG,
             5.00%, 06/25/23..............       1,565
      571  Series 2003-91, Class SD, IF,
             5.20%, 09/25/33..............         528
    2,064  Series 2004-10, Class SC, IF,
             11.09%, 02/25/34.............       2,277
    1,193  Series 2004-14, Class SD, IF,
             2.51%, 03/25/34..............         870
    1,000  Series 2004-21, Class AE,
             4.00%, 04/25/19..............         913
    1,595  Series 2004-25, Class PC,
             5.50%, 01/25/34..............       1,590
    1,397  Series 2004-25, Class SA, IF,
             7.48%, 04/25/34..............       1,373
    1,037  Series 2004-36, Class PC,
             5.50%, 02/25/34..............       1,028
    1,990  Series 2004-36, Class SA, IF,
             7.48%, 05/25/34..............       1,997


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 86

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,131  Series 2004-76, Class CL,
             4.00%, 10/25/19..............       1,038
    2,620  Series 2005-110, Class GJ,
             5.50%, 11/25/30..............       2,631
      930  Series 2005-52, Class PA,
             6.50%, 06/25/35..............         969
    2,000  Series 2005-68, Class PG,
             5.50%, 08/25/35..............       2,007
    2,500  Series 2005-84, Class XM,
             5.75%, 10/25/35..............       2,543
       48  Series G-14, Class L, 8.50%,
             06/25/21.....................          51
      233  Series G-18, Class Z, 8.75%,
             06/25/21.....................         256
       81  Series G-22, Class G, 6.00%,
             12/25/16.....................          82
      170  Series G-35, Class M, 8.75%,
             10/25/21.....................         183
        1  Series G92-27, Class SQ, IF,
             HB, 6469.08%, 05/25/22.......         206
      718  Series G92-35, Class E, 7.50%,
             07/25/22.....................         750
       46  Series G92-42, Class Z, 7.00%,
             07/25/22.....................          47
    1,056  Series G92-44, Class ZQ, 8.00%,
             07/25/22.....................       1,122
      769  Series G92-54, Class ZQ, 7.50%,
             09/25/22.....................         808
      157  Series G93-5, Class Z, 6.50%,
             02/25/23.....................         162
      177  Series G95-1, Class C, 8.80%,
             01/25/25.....................         192
           Federal National Mortgage
             Association
        8  Series 50, Class 2, IO, 10.50%,
             03/01/19.....................           2
       60  Series 218, Class 2, IO, 7.50%,
             04/01/23.....................          13
      688  Series 329, Class 1, PO,
             12/01/32.....................         531
    1,458  Series 340, Class 1, PO,
             09/01/33.....................       1,085
        1  Series 1990-140, Class H, IO,
             HB, 651.00%, 12/25/20........          11
    --(h)  Series 1990-95, Class J, IO,
             1118.04%, 08/25/20...........           7
    --(h)  Series 1991-7, Class K, IO, HB,
             908.50%, 02/25/21............           1
    3,848  Series 1993-257, Class C, PO,
             06/25/23.....................       3,431
      330  Series 1994-17, Class JB, IO,
             6.50%, 02/25/09..............          24

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
       52  Series 1994-9, Class E, PO,
             11/25/23.....................          44
    2,285  Series 1996-14, Class SE, IF,
             IO, 6.30%, 08/25/23..........         335
      123  Series 1996-20, Class L, PO,
             09/25/08.....................         116
      244  Series 1996-24, Class E, PO,
             03/25/09.....................         230
      300  Series 1996-39, Class J, PO,
             09/25/08.....................         285
       10  Series 1996-46, Class PE, PO,
             09/25/06.....................          10
    1,451  Series 1997-20, IF, IO, 1.84%,
             03/25/27.....................          96
    1,239  Series 1997-20, Class IB, IF,
             IO, 1.84%, 03/25/27..........          70
      430  Series 1997-81, Class PI, IO,
             7.00%, 12/18/27..............          87
      305  Series 1998-27, Class B, PO,
             12/25/08.....................         288
    3,376  Series 2001-33, Class ID, IO,
             6.00%, 07/25/31..............         709
      588  Series 2001-81, Class LO, PO,
             01/25/32.....................         465
      414  Series 2002-91, Class UH, IO,
             5.50%, 06/25/22..............          59
      658  Series 2002-W5, Class A10, IF,
             IO, 3.72%, 11/25/30..........          41
    5,622  Series 2003-116, Class SB, IF,
             IO, 3.22%, 11/25/33..........         414
      470  Series 2003-39, IO, VAR, 6.00%,
             05/25/33.....................          99
    2,944  Series 2003-8, Class SB, IF,
             IO, 3.27%, 03/25/16..........         123
    7,168  Series 2003-80, Class SY, IF,
             IO, 3.27%, 06/25/23..........         556
      253  Series 2004-21, Class CO, PO,
             04/25/34.....................         165
           Federal National Mortgage
             Association Whole Loan
    2,867  Series 2002-W5, Class A7,
             6.25%, 08/25/30..............       2,896
    2,196  Series 2003-W1, Class 1A1,
             6.50%, 12/25/42..............       2,246
      611  Series 2003-W4, Class 2A,
             6.50%, 10/25/42..............         613
      615  Series 2003-W8, Class 1A3,
             4.75%, 12/25/42..............         609
    1,926  Series 2004-W2, Class 2A2,
             7.00%, 02/25/44..............       2,000


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
           Government National Mortgage
             Association
      602  Series 1994-3, Class PQ, 7.49%,
             07/16/24.....................         631
    2,116  Series 1994-4, Class KQ, 7.99%,
             07/16/24.....................       2,223
    2,393  Series 1994-7, Class PQ, 6.50%,
             10/16/24.....................       2,515
      776  Series 1995-3, Class DQ, 8.05%,
             06/16/25.....................         811
      226  Series 1995-7, Class CQ, 7.50%,
             09/16/25.....................         239
    1,684  Series 1996-16, Class E, 7.50%,
             08/16/26.....................       1,752
      358  Series 1998-26, Class K, 7.50%,
             09/17/25.....................         376
    3,941  Series 1999-10, Class ZC,
             6.50%, 04/20/29..............       4,037
    5,566  Series 1999-4, Class ZB, 6.00%,
             02/20/29.....................       5,591
      648  Series 1999-41, Class Z, 8.00%,
             11/16/29.....................         686
      500  Series 1999-44, Class PC,
             7.50%, 12/20/29..............         524
    1,595  Series 2000-14, Class PD,
             7.00%, 02/16/30..............       1,668
      535  Series 2000-16, Class ZN,
             7.50%, 02/16/30..............         566
    2,893  Series 2000-37, Class B, 8.00%,
             12/20/30.....................       3,051
      237  Series 2000-38, Class AH,
             7.15%, 12/20/30..............         244
    1,158  Series 2000-6, Class Z, 7.50%,
             02/20/30.....................       1,194
    1,101  Series 2000-9, Class PB, 7.50%,
             06/16/26.....................       1,114
      200  Series 2000-9, Class Z, 8.00%,
             06/20/30.....................         214
    2,876  Series 2000-9, Class ZJ, 8.50%,
             02/16/30.....................       3,161
      104  Series 2001-32, Class WA, IF,
             9.20%, 07/20/31..............         109
    1,595  Series 2001-64, Class MQ,
             6.50%, 12/20/31..............       1,655
    1,853  Series 2001-7, Class PK, 6.50%,
             03/20/31.....................       1,914
    4,200  Series 2002-36, Class VB,
             6.50%, 07/20/19..............       4,211
    1,595  Series 2002-40, Class UK,
             6.50%, 06/20/32..............       1,680
    8,773  Series 2002-45, Class QE,
             6.50%, 06/20/32..............       9,210

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,595  Series 2002-47, Class PG,
             6.50%, 07/16/32..............       1,670
    1,595  Series 2002-47, Class PY,
             6.00%, 07/20/32..............       1,639
      669  Series 2002-47, Class VB,
             6.50%, 09/20/17..............         671
    2,488  Series 2002-47, Class ZA,
             6.50%, 07/20/32..............       2,521
    1,179  Series 2002-48, Class VM,
             6.50%, 09/20/16..............       1,188
      248  Series 2002-51, Class SG, IF,
             13.56%, 04/20/31.............         281
    1,436  Series 2002-54, Class GB,
             6.50%, 08/20/32..............       1,492
    4,212  Series 2002-67, Class VA,
             6.00%, 03/20/13..............       4,249
      682  Series 2002-7, Class PG, 6.50%,
             01/20/32.....................         702
      623  Series 2002-79, Class KV,
             6.00%, 11/20/13..............         635
    5,513  Series 2002-88, Class VA,
             6.00%, 12/20/17..............       5,627
    1,255  Series 2003-4, Class NY, 5.50%,
             12/20/13.....................       1,269
    1,196  Series 2003-40, Class TJ,
             6.50%, 03/20/33..............       1,299
      355  Series 2004-28, Class S, IF,
             7.65%, 04/16/34..............         352
      728  Series 2004-73, Class AE, IF,
             5.84%, 08/17/34..............         708
           Government National Mortgage
             Association
      907  Series 1990-30, Class H, IF,
             IO, 4.23%, 08/16/29..........          85
    1,149  Series 2002-31, Class S, IF,
             IO, 4.33%, 01/16/31..........         102
      818  Series 2002-88, Class LI, IO,
             5.50%, 11/20/28..............          29
      499  Series 2003-24, PO, 03/16/33...         422
    1,961  Series 2003-4, Class NI, IO,
             5.50%, 01/20/32..............         319
    1,744  Series 2003-52, Class AP, PO,
             06/16/33.....................       1,343
      986  Series 2003-95, Class SC, IF,
             IO, 2.63%, 09/17/31..........          21
           Vendee Mortgage Trust
    2,703  Series 1994-1, Class 1, VAR,
             5.63%, 02/15/24..............       2,687
    4,428  Series 1996-1, Class 1Z, 6.75%,
             02/15/26.....................       4,508
    1,496  Series 1996-2, Class 1Z, 6.75%,
             06/15/26.....................       1,555


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 88

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    5,766  Series 1997-1, Class 2Z, 7.50%,
             02/15/27.....................       6,153
    1,539  Series 1998-1, Class 2E, 7.00%,
             09/15/27.....................       1,599
                                            ----------
                                               528,907
                                            ----------
Non-Agency CMO (6.4%):
           Banc of America Funding Corp.
      576  Series 2004-1, PO, 03/25/34....         460
    2,238  Series 2005-E, Class A1, FRN,
             4.10%, 03/20/35..............       2,196
           Banc of America Mortgage
             Securities
    1,017  Series 2003-11, PO, 02/25/34...         779
      424  Series 2003-8 Class A, PO,
             11/25/33.....................         312
      714  Series 2004-6, Class A, PO,
             07/25/34.....................         494
      445  Bank of America Alternative
             Loan Trust Series 2003-11,
             PO, 01/25/34.................         367
    1,172  Bank of America Mortgage
             Securities Series 2004-J,
             Class 3A1, FRN, 5.08%,
             11/25/34.....................       1,161
      540  Bear Stearns Adjustable Rate
             Mortgage Trust Series 2003-7,
             Class 3A, VAR, 4.94%,
             10/25/33.....................         529
      234  BHN II Mortgage Fund Series
             1997-1, Class A2, 7.92%,
             07/25/09 (i).................           6
      918  Cendant Mortgage Corp. Series
             2004-1, Class P, PO,
             02/25/34.....................         675
           Citicorp Mortgage Securities,
             Inc.
    3,016  Series 2004-1, Class A1, 4.75%,
             01/25/34.....................       2,952
    1,723  Series 2004-5, Class A5, 4.50%,
             08/25/34.....................       1,654
           Citigroup Mortgage Loan Trust,
             Inc.
    1,383  Series 2003-UP3, Class A3,
             7.00%, 09/25/33..............       1,411
      397  Series 2003-UST1, PO,
             12/25/18.....................         332
      316  Series 2003-UST1, PO,
             12/25/18.....................         265
    2,090  Series 2003-UST1, Class A1,
             5.50%, 12/25/18..............       2,086
      755  Series 2005-1, Class 2A1A, VAR,
             4.70%, 04/25/35..............         750
           Countrywide Alternative Loan
             Trust
    4,785  Series 2002-8, Class A4, 6.50%,
             07/25/32.....................       4,769

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
    2,344  Series 2004-2CB, Class 1A9,
             5.75%, 03/25/34..............       2,220
    1,300  Series 2005-54CB, Class 1A11,
             5.50%, 11/25/35..............       1,275
           Countrywide Home Loan Mortgage
             Pass Through Trust
    3,811  Series 2003-26, Class 1A6,
             3.50%, 08/25/33..............       3,528
      696  Series 2003-J13, PO, 01/25/34..         596
    2,008  Series 2003-J7, Class 4A3, IF,
             4.14%, 08/25/18..............       1,858
      548  Series 2004-HYB3, Class 2A,
             VAR, 4.10%, 06/20/34.........         534
    2,416  Series 2005-22, Class 2A1, FRN,
             5.35%, 11/25/35..............       2,411
      840  Series 2005-R1, Class 2A, PO,
             03/25/35 (e).................         663
      295  Credit Suisse First Boston
             Mortgage Securities Corp.
             Series 1997-2, Class A,
             7.50%, 06/25/20 (e)..........         296
      755  Deutsche Mortgage Securities,
             Inc.
             Series 2004-1, Class 2A, PO,
             10/25/18.....................         626
    2,340  Federal National Mortgage
             Association Series 2005-PO,
             Class 3, PO, 05/28/35 (e)....       1,708
           First Horizon Asset Securities,
             Inc.
    2,445  Series 2004-AR1, Class 2A2,
             FRN, 5.03%, 04/25/35.........       2,424
    3,959  Series 2004-AR7, Class 2A1,
             FRN, 4.94%, 02/25/35.........       3,926
      798  Series 2004-AR7, Class 2A2,
             FRN, 4.94%, 02/25/35.........         789
    2,135  MASTR Adjustable Rate Mortgages
             Trust Series 2004-13, Class
             2A1, FRN, 3.82%, 04/21/34....       2,083
           MASTR Alternative Loans Trust
      745  Series 2003-9, Class 8A1,
             6.00%, 01/25/34..............         750
    1,033  Series 2004-10, Class 1A1,
             4.50%, 09/25/19..............         998
      384  Series 2004-7 30, PO,
             08/25/34.....................         295
           MASTR Asset Securitization
             Trust
      792  Series 2003-4, Class 2A2,
             5.00%, 05/25/18..............         788
      681  Series 2004-8, PO, 08/25/19....         514
           Morgan Stanley Mortgage Trust
    --(h)  Series 35, Class 2, IF, HB,
             9018.00%, 04/20/21...........           8
    --(h)  Series 37, Class 2, IF, IO, HB,
             9017.28%, 07/20/21...........           1


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
      846  MortgageIT Trust Series 2005-1,
             Class 1A1, FRN, 4.70%,
             02/25/35.....................         846
           Nomura Asset Acceptance Corp.
    1,149  Series 2003-A1, Class A1,
             5.50%, 05/25/33..............       1,144
    1,137  Series 2003-A1, Class A2,
             6.00%, 05/25/33..............       1,140
      207  Series 2003-A1, Class A5,
             7.00%, 04/25/33..............         207
      994  Series 2004-R2, Class A1, VAR,
             6.50%, 10/25/34 (e)..........       1,005
        1  Paine Webber CMO Trust Series
             H, Class 4, 8.75%,
             04/01/18.....................           1
           Residential Accredit Loans,
             Inc.
    1,463  Series 2002-QS16, Class A3, IF,
             7.47%, 10/25/17..............       1,377
    6,727  Series 2002-QS8, Class A5,
             6.25%, 06/25/17..............       6,738
    1,562  Series 2003-QS3, Class A2, IF,
             6.87%, 02/25/18..............       1,572
    2,859  Series 2003-QS3, Class A8, IF,
             IO, 3.22%, 02/25/18..........         187
    6,697  Series 2003-QS9, Class A3, IF,
             IO, 3.17%, 05/25/18..........         470
    2,194  Series 2003-QS14, Class A1,
             5.00%, 07/25/18..............       2,159
      798  Series 2004-QS8, Class A2,
             5.00%, 06/25/34..............         782
           Residential Funding Mortgage
             Securities I
      798  Series 2003-S12, Class 4A5,
             4.50%, 12/25/32..............         753
    2,674  Series 2003-S7, Class A17,
             4.00%, 05/25/33..............       2,570
    2,267  Series 2005-SA4, Class 1A1,
             VAR, 5.01%, 09/25/35.........       2,284
       33  Rural Housing Trust Series
             1987-1, Class 3B, 7.33%,
             04/01/26.....................          33
      385  Salomon Brothers Mortgage
             Securities VII Series
             2003-UP2, Class 1, PO,
             12/25/18.....................         322
      232  Structured Mortgage Asset
             Residential Trust Series
             1993-2A, Class AE, 7.60%,
             03/25/09.....................         236
    1,000  Washington Mutual Alternative
             Mortgage Pass-Through
             Certificates Series 2005-4,
             Class CB7, 5.50%, 06/25/35...         977
      490  Washington Mutual Mortgage
             Securities Corp. Series
             2003-MS7, Class P, PO,
             03/25/33.....................         378

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
           Washington Mutual, Inc.
    1,196  Series 2003-AR7, Class A6, VAR,
             3.03%, 08/25/33..............       1,142
      456  Series 2003-S10, Class A6, PO,
             10/25/18.....................         314
      909  Series 2004-S3, Class 2A3, IF,
             6.80%, 07/25/34..............         890
           Wells Fargo Mortgage Backed
             Securities Trust
      797  Series 2003-11 1A, PO,
             10/25/18.....................         568
    1,595  Series 2003-13, Class A7,
             4.50%, 11/25/18..............       1,496
      702  Series 2003-17, Class 2A4,
             5.50%, 01/25/34..............         701
    1,335  Series 2004-7, Class 2A2,
             5.00%, 07/25/19..............       1,315
    4,514  Series 2004-BB, Class A4, FRN,
             4.57%, 01/25/35..............       4,452
    1,315  Series 2004-EE, Class 3A1, FRN,
             3.99%, 01/25/35..............       1,282
    1,994  Series 2004-S, Class A5, FRN,
             3.54%, 09/25/34..............       1,918
                                            ----------
                                                88,748
                                            ----------
  Total Collateralized Mortgage
    Obligations
    (Cost $626,193)
                                               617,655
                                            ----------
COMMERCIAL MORTGAGE BACKED SECURITIES (1.1%):
    2,200  Banc of America Commercial
             Mortgage, Inc. Series 2005-6,
             Class ASB, VAR, 5.18%,
             09/10/47.....................       2,212
           Bear Stearns Commercial
             Mortgage Securities
      329  Series 2000-WF1, Class A1,
             7.64%, 02/15/32..............         342
      945  Series 2004-T16, Class A2,
             3.70%, 02/13/46..............         919
    1,100  Series 2005-PWR9, Class AAB,
             4.80%, 09/11/42..............       1,079
    3,190  Equitable Life Assurance
             Society of the U.S. (The)
             Series 174, Class A1, 7.24%,
             05/15/09 (e).................       3,216
    1,148  JP Morgan Commercial Mortgage
             Finance Corp. Series 1997-C4,
             Class B, VAR, 7.47%,
             12/25/28.....................       1,155
    1,815  Merrill Lynch Mortgage
             Investors, Inc. Series
             1997-C2, Class A2, 6.54%,
             12/10/29.....................       1,857
    1,850  Merrill Lynch Mortgage Trust
             Series 2005-MCP1, Class ASB,
             VAR, 4.67%, 06/12/43.........       1,853


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 90

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Commercial Mortgage Backed Securities, continued:
    3,190  Wachovia Bank Commercial
             Mortgage Trust Series
             2004-C15, Class A2, 4.04%,
             10/15/41.....................       3,080
                                            ----------
  Total Commercial Mortgage Backed
    Securities
    (Cost $15,835)
                                                15,713
                                            ----------
CORPORATE BONDS (21.3%):
Aerospace & Defense (0.1%):
    1,010  Systems 2001 AT LLC
             7.16%, 12/15/11 (e)..........       1,059
                                            ----------
Air Freight & Logistics (0.3%):
    3,378  FedEx Corp.
             6.72%, 01/15/22..............       3,690
                                            ----------
Airlines (0.7%):
      419  American Airlines, Inc. Series
             1999-1, 7.02%, 04/15/11......         430
           Continental Airlines, Inc.
      198  Series 1999-2, Class A1, 7.26%,
             09/15/21 (c).................         201
      798  Series 1999-2, Class A2, 7.06%,
             03/15/11 (c).................         819
      776  Delta Air Lines, Inc. 6.62%,
             03/18/11 (c) (d).............         764
           Southwest Airlines Co.
      344  Series 2001-1, 5.10%,
             11/01/07.....................         345
    1,296  Series 2001-1, 5.50%, 11/01/06
             (c)..........................       1,301
           United Airlines, Inc.
      479  Series 2000-1, 7.73%, 07/01/10
             (d)..........................         476
      893  Series 2000-2, 7.19%, 10/01/12
             (d)..........................         889
    2,059  Series 2001-1, 7.78%, 07/01/15
             (d)..........................       2,050
    1,868  Series 2001-1, 6.07%, 09/01/14
             (c) (d)......................       1,830
                                            ----------
                                                 9,105
                                            ----------
Automobiles (1.4%):
           DaimlerChrysler NA Holding
             Corp.
    1,595  4.75%, 01/15/08................       1,580
    2,791  7.20%, 09/01/09................       2,952
           Ford Motor Credit Co.
    1,595  5.80%, 01/12/09................       1,391
    3,200  6.88%, 02/01/06................       3,193
    6,200  7.38%, 10/28/09................       5,499
    3,900  7.88%, 06/15/10................       3,509
      798  Toyota Motor Credit Corp.
           2.88%, 08/01/08................         762
                                            ----------
                                                18,886
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Capital Markets (3.9%):
    4,785  Bear Stearns Cos., Inc. (The)
             3.25%, 03/25/09..............       4,539
           Credit Suisse First Boston USA,
             Inc.
      439  4.70%, 06/01/09................         435
    1,595  5.50%, 08/15/13................       1,627
    6,460  6.13%, 11/15/11................       6,781
           Goldman Sachs Group, Inc.
    1,061  3.88%, 01/15/09................       1,030
      798  4.75%, 07/15/13................         774
    1,675  5.25%, 10/15/13................       1,675
    1,914  6.60%, 01/15/12................       2,056
    4,387  6.88%, 01/15/11................       4,726
      399  7.35%, 10/01/09................         430
           Lehman Brothers Holdings, Inc.
      798  4.00%, 01/22/08 (c)............         785
      900  4.80%, 03/13/14 (c)............         879
    1,795  6.63%, 01/18/12................       1,938
           Merrill Lynch & Co., Inc.
    1,595  3.70%, 04/21/08................       1,554
      700  5.00%, 01/15/15................         689
      798  5.45%, 07/15/14................         811
      111  7.43%, 08/01/24................         111
      798  Series B, 3.13%, 07/15/08......         765
    1,196  Series C, 4.13%, 01/15/09......       1,172
           Morgan Stanley
      957  4.25%, 05/15/10 (c)............         925
      578  4.75%, 04/01/14................         554
    4,466  6.60%, 04/01/12................       4,800
    4,885  6.75%, 04/15/11................       5,259
           National Rural Utilities
             Cooperative Finance Corp.
    6,724  6.00%, 05/15/06................       6,755
      823  7.30%, 09/15/06................         837
    2,393  State Street Corp. 7.65%,
             06/15/10.....................       2,673
                                            ----------
                                                54,580
                                            ----------
Chemicals (0.1%):
    1,196  Dow Chemical Co. (The)
             6.13%, 02/01/11..............       1,252
                                            ----------
Commercial Banks (2.9%):
           Bank of America Corp.
    2,393  3.88%, 01/15/08................       2,349
      500  5.25%, 12/01/15................         501
    1,595  7.40%, 01/15/11................       1,757
    6,580  7.80%, 02/15/10................       7,266
      598  Branch Banking & Trust Co.
             Wilson North Carolina 4.88%,
             01/15/13.....................         592
    3,988  First Bank NA 6.50%, 02/01/08..       4,124
    3,988  Firstar Bank NA 7.13%,
             12/01/09.....................       4,302


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Commercial Banks, continued:
    1,595  Keycorp Series G, 4.70%,
             05/21/09.....................       1,589
    1,595  Marshall & Ilsley Corp. Series
             E, 5.75%, 09/01/06...........       1,604
      917  Mellon Funding Corp. 3.25%,
             04/01/09.....................         874
           Popular North America, Inc.
      798  4.25%, 04/01/08................         783
      798  6.13%, 10/15/06................         802
    1,495  Royal Bank of Canada (Canada)
             3.88%, 05/04/09..............       1,454
      901  Suntrust Bank 6.38%,
             04/01/11.....................         955
      798  Wachovia Bank NA 7.80%,
             08/18/10 (c).................         896
           Wachovia Corp.
    2,791  3.50%, 08/15/08................       2,697
    2,712  3.63%, 02/17/09................       2,616
    2,784  Wells Fargo & Co. 3.13%,
             04/01/09.....................       2,637
           Wells Fargo Bank NA
      319  6.45%, 02/01/11................         340
    2,472  7.55%, 06/21/10................       2,730
                                            ----------
                                                40,868
                                            ----------
Commercial Services & Supplies (0.1%):
    1,117  PHH Corp. 7.13%, 03/01/13......       1,179
                                            ----------
Computers & Peripherals (0.1%):
    1,117  International Business Machines
             Corp. 5.39%, 01/22/09........       1,135
                                            ----------
Consumer Finance (1.7%):
    1,595  American Express Credit Corp.
             3.00%, 05/16/08..............       1,529
           American General Finance Corp.
      518  Series H, 4.50%, 11/15/07......         515
      359  Series H, 5.38%, 10/01/12......         361
      279  Capital One Bank 5.75%,
             09/15/10.....................         286
           General Motors Acceptance Corp.
    1,400  6.13%, 09/15/06................       1,360
    3,050  7.25%, 03/02/11................       2,803
           HSBC Finance Corp.
      798  4.75%, 05/15/09................         789
    5,583  5.88%, 02/01/09................       5,706
      798  6.38%, 11/27/12................         848
      798  6.50%, 11/15/08................         830
    1,783  6.75%, 05/15/11................       1,913
    1,196  7.20%, 07/15/06................       1,210
    2,752  8.00%, 07/15/10................       3,070

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Consumer Finance, continued:
           International Lease Finance
             Corp.
      698  4.50%, 05/01/08................         690
      598  5.88%, 05/01/13 (c)                     619
    1,037  SLM Corp. Series A, 5.38%,
             01/15/13.....................       1,051
                                            ----------
                                                23,580
                                            ----------
Diversified Financial Services (3.2%):
    4,367  Associates Corp. of North
             America
             8.15%, 08/01/09..............       4,821
           CIT Group, Inc.
    1,914  6.50%, 02/07/06 (c)............       1,917
      650  7.75%, 04/02/12................         737
           Citigroup, Inc.
      479  3.50%, 02/01/08................         466
      798  4.25%, 07/29/09 (c)............         781
      500  4.70%, 05/29/15................         483
    1,994  5.63%, 08/27/12................       2,055
      319  6.20%, 03/15/09 (c)............         331
           General Electric Capital Corp.
      798  Series A, 2.80%, 01/15/07......         782
    1,795  Series A, 3.50%, 05/01/08
             (c)..........................       1,744
    1,675  Series A, 4.25%, 01/15/08
             (c)..........................       1,656
    1,396  Series A, 4.63%, 09/15/09......       1,382
    2,791  Series A, 5.38%, 03/15/07......       2,809
    4,103  Series A, 5.88%, 02/15/12
             (c)..........................       4,280
    4,785  Series A, 6.00%, 06/15/12......       5,039
    2,034  Series A, 6.13%, 02/22/11
             (c)..........................       2,140
      212  Series A, 7.88%, 12/01/06......         218
           John Hancock Global Funding II
      957  3.50%, 01/30/09 (e)............         919
      957  7.90%, 07/02/10 (c) (e)........       1,076
           MassMutual Global Funding II
    1,300  3.25%, 06/15/07 (c) (e)........       1,269
    1,595  3.50%, 03/15/10 (e)                   1,504
           New York Life Global Funding
      877  3.88%, 01/15/09 (e)............         851
    1,994  5.38%, 09/15/13 (e)............       2,048
           Principal Life Global Funding I
      798  2.80%, 06/26/08 (e)............         761
      239  6.13%, 03/01/06 (e)............         239
    3,015  6.25%, 02/15/12 (e)............       3,203
      798  Washington Mutual Financial
             Corp.
             6.88%, 05/15/11..............         865
                                            ----------
                                                44,376
                                            ----------
Diversified Telecommunication Services (1.8%):
      558  Ameritech Capital Funding Corp.
             6.15%, 01/15/08                       568
      830  Bellsouth Telecommunications
             6.30%, 12/15/15..............         861
    3,270  British Telecommunications plc
             (United Kingdom) 8.37%,
             12/15/10.....................       3,723


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 92

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Diversified Telecommunication Services, continued:
    2,313  France Telecom S.A. (France)
             7.75%, 03/01/11..............       2,584
      694  New York Telephone Co. 6.00%,
             04/15/08.....................         700
    2,233  Nynex Capital Funding Co.
             Series B, SUB, 8.23%,
             10/15/09.....................       2,442
      225  Nynex Corp. 9.55%, 05/01/10....         246
           Sprint Capital Corp.
    4,267  6.00%, 01/15/07................       4,309
      997  7.13%, 01/30/06................         999
      319  7.63%, 01/30/11................         352
      718  8.38%, 03/15/12................         832
    1,117  TELUS Corp. (Canada) 8.00%,
             06/01/11.....................       1,252
      798  Verizon Florida, Inc. Series F,
             6.13%, 01/15/13..............         806
    4,187  Verizon Global Funding Corp.
             7.25%, 12/01/10..............       4,543
    1,595  Verizon Virginia, Inc. Series
             A, 4.63%, 03/15/13...........       1,477
                                            ----------
                                                25,694
                                            ----------
Electric Utilities (0.9%):
      319  Alabama Power Co. 4.70%,
             12/01/10.....................         315
      265  American Electric Power Co.,
             Inc.
             Series A, 6.13%, 05/15/06....         266
      917  Carolina Power & Light Co.
             5.13%, 09/15/13..............         915
    2,153  Constellation Energy Group,
             Inc.
             6.35%, 04/01/07..............       2,187
    1,276  Dominion Resources, Inc. Series
             B, 6.25%, 06/30/12...........       1,335
      798  DTE Energy Co. Series A, 6.65%,
             04/15/09.....................         833
           Duke Energy Corp.
    1,795  4.20%, 10/01/08 (c)............       1,756
    1,595  5.63%, 11/30/12 (c)............       1,636
    1,595  Exelon Generation Co., LLC
             6.95%, 06/15/11..............       1,720
      222  Kiowa Power Partners LLC 4.81%,
             12/30/13 (e).................         215
      893  Ohio Valley Electric Corp.
             5.94%, 02/12/06 (e)..........         894
       60  Virginia Electric & Power Co.
             Series A, 5.38%, 02/01/07....          60
                                            ----------
                                                12,132
                                            ----------
Food & Staples Retailing (0.1%):
    1,196  Kroger Co. (The) 8.05%,
             02/01/10.....................       1,299
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Gas Utilities (0.1%):
    3,230  Enron Corp. 6.75%, 07/01/05 (d)
             (f)..........................          --(h)
      638  KeySpan Gas East Corp. 7.88%,
             02/01/10.....................         705
    1,037  Southern California Gas Co.
             4.80%, 10/01/12..............       1,025
                                            ----------
                                                 1,730
                                            ----------
Hotels, Restaurants & Leisure (0.0%): (g)
      319  Harrah's Operating Co., Inc.
             8.00%, 02/01/11..............         353
                                            ----------
Industrial Conglomerates (0.2%):
    1,795  Honeywell International, Inc.
             5.13%, 11/01/06 (c)..........       1,798
           Tyco International Group S.A.
             (Bermuda)
      598  6.38%, 10/15/11................         621
      997  6.75%, 02/15/11................       1,048
                                            ----------
                                                 3,467
                                            ----------
Insurance (1.3%):
    1,515  American International Group,
             Inc.
             4.25%, 05/15/13 (c)..........       1,441
           ASIF Global Financing
    2,393  2.65%, 01/17/06 (e)............       2,391
    1,795  3.90%, 10/22/08 (e)............       1,746
    2,393  4.90%, 01/17/13 (e)............       2,381
    1,595  Jackson National Life Global
             Funding 6.13%, 05/30/12 (e)..       1,701
      873  Metropolitan Life Global
             Funding I
             5.20%, 09/18/13 (e)..........         881
    1,196  MGIC Investment Corp. 6.00%,
             03/15/07.....................       1,208
    1,755  Monumental Global Funding II
             4.38%, 07/30/09 (e)..........       1,718
    1,276  Monumental Global Funding III
             5.20%, 01/30/07 (e)..........       1,278
      479  Nationwide Financial Services
             6.25%, 11/15/11..............         504
      917  Pacific Life Global Funding
             3.75%, 01/15/09 (e)..........         898
           Protective Life Secured Trust
      853  4.00%, 10/07/09................         830
    1,595  4.00%, 04/01/11................       1,530
      299  XL Capital Ltd. (Cayman
             Islands)
             5.25%, 09/15/14..............         292
                                            ----------
                                                18,799
                                            ----------
IT Services (0.1%):
    1,595  First Data Corp. 3.90%,
             10/01/09.....................       1,518
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Machinery (0.0%): (g)
      320  Caterpillar Financial Services
             Corp.
             3.45%, 01/15/09..............         307
                                            ----------
Media (0.7%):
      418  Comcast Cable Communications
             Holdings, Inc. 8.38%,
             03/15/13.....................         484
      479  Comcast Corp. 5.50%, 03/15/11..         481
      718  Cox Communications, Inc.
             7.75%, 11/01/10..............         778
           Historic TW, Inc.
    1,117  7.48%, 01/15/08................       1,164
    1,695  8.18%, 08/15/07................       1,773
    2,951  Tele-Communications-TCI Group
             9.80%, 02/01/12..............       3,560
      877  Time Warner Entertainment Co.
             LP
             10.15%, 05/01/12.............       1,068
                                            ----------
                                                 9,308
                                            ----------
Multi-Utilities (0.1%):
      869  PSEG Power LLC 7.75%,
             04/15/11.....................         962
                                            ----------
Oil, Gas & Consumable Fuels (0.2%):
    1,874  ConocoPhillips 8.75%,
             05/25/10.....................       2,156
      435  Ras Laffan Liquefied Natural
             Gas Co., Ltd. (Qatar) 7.63%,
             09/15/06 (e).................         441
                                            ----------
                                                 2,597
                                            ----------
Paper & Forest Products (0.2%):
           International Paper Co.
    1,316  4.00%, 04/01/10................       1,243
      514  4.25%, 01/15/09 (c)............         499
      558  Union Camp Corp. 6.50%,
             11/15/07.....................         570
           Weyerhaeuser Co.
      109  6.13%, 03/15/07 (c)............         110
      160  6.75%, 03/15/12................         170
                                            ----------
                                                 2,592
                                            ----------
Real Estate (0.2%):
    2,193  EOP Operating LP 6.75%,
             02/15/12.....................       2,327
      319  ERP Operating LP 4.75%,
             06/15/09.....................         316
                                            ----------
                                                 2,643
                                            ----------
Road & Rail (0.1%):
           Burlington Northern Santa Fe
             Corp.
      785  6.13%, 03/15/09................         812
      798  7.13%, 12/15/10................         868
                                            ----------
                                                 1,680
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Supranational (0.0%): (g)
      160  Corp. Andina de Fomento 5.20%,
             05/21/13.....................         159
       80  Inter-American Development Bank
             8.40%, 09/01/09..............          90
                                            ----------
                                                   249
                                            ----------
Thrifts & Mortgage Finance (0.6%):
           Countrywide Home Loans, Inc.
      917  3.25%, 05/21/08 (c)............         880
      997  Series E, 7.20%, 10/30/06......       1,014
    3,190  Series L, 4.00%, 03/22/11......       3,002
           Washington Mutual Bank FA
      299  5.65%, 08/15/14................         303
    1,196  6.88%, 06/15/11................       1,292
    1,085  Washington Mutual, Inc. 4.20%,
             01/15/10.....................       1,050
    1,196  World Savings Bank FSB 4.50%,
             06/15/09 (c).................       1,180
                                            ----------
                                                 8,721
                                            ----------
Wireless Telecommunication Services (0.2%)
           New Cingular Wireless Services,
             Inc.
    1,436  7.88%, 03/01/11................       1,611
      598  7.50%, 05/01/07 (c)............         618
                                            ----------
                                                 2,229
                                            ----------
  Total Corporate Bonds
    (Cost $297,208).......................     295,990
                                            ----------
MORTGAGE PASS-THROUGH SECURITIES (3.6%):
           Federal Home Loan Mortgage
             Corp. Gold Pools
    2,665  4.00%, 05/01/14 - 08/01/18.....       2,558
      950  4.50%, 10/01/18................         926
      321  5.50%, 06/01/17................         323
    2,017  6.00%, 04/01/18 - 01/01/34.....       2,044
    1,021  6.50%, 12/01/13 - 11/01/22.....       1,053
      584  7.00%, 08/01/10 -  04/01/26
             (m)..........................         608
      742  7.50%, 08/01/08 - 08/01/25.....         770
      156  8.00%, 07/01/20 - 11/01/24.....         167
      559  8.50%, 01/01/10 - 07/01/28.....         600
           Federal Home Loan Mortgage
             Corp. Conventional Pools
      667  ARM, 5.36%, 01/01/27...........         686
       76  ARM, 5.50%, 07/01/26...........          78
    1,929  5.50%, 07/01/35................       1,916
       98  12.00%, 08/01/15 - 07/01/19....         106
           Federal National Mortgage
             Association Various Pools
    3,772  4.00%, 09/01/13 - 07/01/18.....       3,623
      247  ARM, 4.34%, 09/01/27...........         247
    1,747  4.50%, 11/01/14 - 03/01/19.....       1,709
      269  ARM, 4.55%, 03/01/29...........         269


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 94

JPMORGAN INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Mortgage Pass-Through Securities, continued:
    2,468  ARM, 4.87%, 01/01/35...........       2,469
      107  ARM, 4.97%, 03/01/19...........         109
    1,089  5.00%, 12/01/16 - 06/01/18.....       1,078
       31  ARM, 5.16%, 08/01/19...........          31
    4,318  5.50%, 04/01/33 - 12/01/33.....       4,286
       50  ARM, 5.81%, 06/01/26...........          52
    2,493  6.00%, 12/01/32 - 09/01/33.....       2,521
    4,564  6.50%, 12/01/10 - 08/01/31.....       4,708
      712  7.00%, 01/01/07 - 08/01/32.....         744
      729  7.50%, 10/01/12 - 05/01/25.....         766
    1,472  8.00%, 11/01/12 - 11/01/28.....       1,566
      656  8.50%, 07/01/24 - 02/01/30.....         710
      393  9.00%, 09/01/19 - 12/01/30.....         427
      122  9.50%, 12/01/18................         135
       97  10.00%, 02/01/24...............         108
       68  12.50%, 01/01/16...............          75
           Government National Mortgage
             Association Various Pools
    2,913  6.00%, 10/15/17 - 11/15/28.....       2,987
    2,409  6.50%, 07/15/09 - 02/15/33.....       2,514
    2,422  7.00%, 08/15/23 - 06/15/33.....       2,556
    1,021  7.50%, 05/15/07 - 06/15/32.....       1,072
    1,491  8.00%, 05/15/09 - 10/20/28.....       1,594
      426  8.50%, 04/15/06 - 05/20/25.....         462
      176  9.00%, 01/15/09 - 11/15/24.....         190
      353  9.50%, 10/15/09 - 12/15/25.....         388
      147  12.00%, 11/15/19                        167
                                            ----------
  Total Mortgage Pass-Through Securities
    (Cost $48,684)........................      49,398
                                            ----------
U.S. GOVERNMENT AGENCY SECURITIES (1.0%):
      300  Federal Home Loan Bank
             4.25%, 04/16/07..............         298
      798  Federal Home Loan Bank System
             6.21%, 06/02/09..............         837
           Federal Home Loan Mortgage
             Corp.
    1,157  4.13%, 07/12/10................       1,128
      387  6.88%, 09/15/10 (c)............         421
      682  7.20%, 07/18/06................         692
      816  Federal Housing Authority
             7.43%, 01/01/22..............         816
           Federal National Mortgage
             Association
    1,994  5.25%, 01/15/09 (c)............       2,024
    3,190  5.50%, 03/15/11................       3,297
      957  6.13%, 03/15/12................       1,024
    2,672  6.25%, 02/01/11 (c)............       2,822
      500  6.63%, 09/15/09................         532
      479  6.63%, 11/15/10 (c)............         518
                                            ----------
  Total U.S. Government Agency Securities
    (Cost $14,430)                              14,409
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. TREASURY OBLIGATIONS (19.2%):
           U.S. Treasury Bonds
    1,595  9.88%, 11/15/15 (m)............       2,279
   33,546  10.38%, 11/15/12 (c) (m).......      37,074
   23,927  11.75%, 11/15/14 (m)...........      30,126
   41,314  12.00%, 08/15/13 (m)...........      49,015
    5,742  12.50%, 08/15/14 (m)...........       7,284
           U.S. Treasury Inflation Indexed
             Bonds
    1,342  3.38%, 01/15/07................       1,352
    8,873  4.25%, 01/15/10 (c)............       9,619
           U.S. Treasury Notes
    2,500  3.63%, 07/15/09 (c)............       2,439
      750  5.63%, 05/15/08 (c)............         770
    2,484  5.75%, 08/15/10 (c)............       2,628
    1,715  6.13%, 08/15/07................       1,760
   11,565  6.50%, 02/15/10 (m)............      12,475
    1,316  6.50%, 10/15/06 (c)............       1,336
           U.S. Treasury STRIPS
    4,785  PO, 05/15/08 (c)...............       4,318
    2,393  PO, 02/15/09 (c)...............       2,089
   10,049  PO, 05/15/09 (c)...............       8,678
    5,982  PO, 11/15/09...................       5,037
    1,994  PO, 02/15/10 (c)...............       1,670
    7,178  PO, 02/15/11 (c)...............       5,759
    6,620  PO, 05/15/11 (c)...............       5,279
      239  PO, 02/15/12 (c)...............         183
   14,755  PO, 05/15/12...................      11,204
      399  PO, 08/15/12 (c)...............         299
    5,910  PO, 11/15/12 (c)...............       4,380
    7,976  PO, 02/15/13 (c)...............       5,835
    2,596  PO, 08/15/13 (m)...............       1,854
      798  PO, 11/15/13...................         563
   11,773  PO, 02/15/14 (m)...............       8,203
    6,684  PO, 05/15/14 (m)...............       4,602
   15,798  PO, 08/15/14 (m)...............      10,747
    9,437  PO, 11/15/14 (m)...............       6,343
      498  PO, 08/15/15 (c)...............         324
    9,133  PO, 11/15/15 (c)...............       5,881
   18,889  PO, 02/15/16...................      11,981
    2,393  PO, 05/15/16...................       1,499
    1,595  PO, 08/15/16...................         988
                                            ----------
  Total U.S. Treasury Obligations
    (Cost $270,899)                            265,873
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
FOREIGN GOVERNMENT SECURITIES (0.4%):
           Mexico Government International
             Bond (Mexico)
    1,475  4.63%, 10/08/08................       1,457
    1,093  6.38%, 01/16/13 (c)............       1,161
      850  6.63%, 03/03/15 (c)............         931
    2,393  Province of Quebec (Canada)
             5.75%, 02/15/09..............       2,463
  Total Foreign Government Securities
    (Cost $5,839)                                6,012
                                            ----------
  Total Long-Term Investments
    (Cost $1,318,200)                        1,304,593
                                            ----------
 SHARES
---------
SHORT-TERM INVESTMENTS (5.4%):
Investment Company (5.4%):
   74,712  JPMorgan Liquid Assets Money
             Market Fund (b)
             (Cost $74,712)                     74,712
                                            ----------
PRINCIPAL
AMOUNT($)
---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
(7.1%):
Cash Deposits (0.7%):
    4,998  Bank of New York 4.30%,
             05/02/08.....................       4,997
    5,000  Canadian Imperial Bank NY
             4.43%, 01/30/07..............       5,000
                                            ----------
                                                 9,997
                                            ----------
Commercial Paper (0.2%):
    3,200  Morgan Stanley 4.33%,
             04/17/06.....................       3,200
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Corporate Notes (2.7%):
    5,000  Bank of America 4.31%,
             11/07/06.....................       5,000
    5,000  K2 (USA) LLC FRN, 4.35%,
             02/15/06.....................       5,000
    1,003  Links Finance LLC 4.29%,
             10/06/06.....................       1,003
   10,000  Northern Rock Plc 4.43%,
             01/13/06.....................      10,000
    8,750  Sigma Finance, Inc. 4.41%,
             02/27/06.....................       8,750
    7,500  World Savings Bank FSB 4.43%,
             06/20/08.....................       7,500
                                            ----------
                                                37,253
                                            ----------
Master Notes (0.5%):
    5,000  CDC Financial Prod, Inc. FRN,
             4.35%, 01/30/06..............       5,000
    2,000  Citigroup Global Markets, Inc.
             4.32%, 01/06/06..............       2,000
                                            ----------
                                                 7,000
                                            ----------
Repurchase Agreements (3.0%):
   21,010  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             01/03/06, repurchase price
             $21,020 collateralized by
             U.S. Government Agency
             Mortgages....................      21,010
   20,000  UBS Securities LLC, 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $20,009
             collateralized by U.S.
             Government Agency
             Mortgages....................      20,000
                                            ----------
                                                41,010
                                            ----------
  Total Investments of Cash Collateral for
    Securities Loaned (Cost $98,460)            98,460
                                            ----------
TOTAL INVESTMENTS 106.5%
  (Cost $1,491,372)                          1,477,765
LIABILITIES IN EXCESS OF OTHER ASSETS
  (6.5%)                                       (90,788)
                                            ----------
NET ASSETS (100.0%)                         $1,386,977
                                            ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 96

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (95.3%):
ASSET BACKED SECURITIES (0.7%):
    8,213  Countrywide Asset-Backed
             Certificates Series 2004-AB2,
             Class A2, FRN, 4.65%,
             05/25/36.....................       8,225
      275  Residential Asset Mortgage
             Products, Inc. Series
             2001-RS3, Class AI4, SUB,
             6.29%, 10/25/31..............         274
                                            ----------
  Total Asset Backed Securities
    (Cost $8,488)                                8,499
                                            ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (72.0%):
Agency CMO (46.0%):
    7,215  Federal Home Loan Bank System
             Series 2012, Class A, 4.72%,
             09/20/12.....................       7,071
           Federal Home Loan Mortgage
             Corp.
      187  Series 11, Class D, 9.50%,
             07/15/19.....................         187
       64  Series 22, Class C, 9.50%,
             04/15/20.....................          64
       85  Series 23, Class F, 9.60%,
             04/15/20.....................          85
       71  Series 30, Class D, 9.50%,
             02/15/20.....................          76
        2  Series 41, Class I, HB, 84.00%,
             05/15/20.....................           2
       54  Series 47, Class F, 10.00%,
             06/15/20.....................          54
      508  Series 77, Class H, 8.50%,
             09/15/20.....................         507
       13  Series 81, Class A, 8.13%,
             11/15/20.....................          13
       34  Series 84, Class F, 9.20%,
             10/15/20.....................          37
       34  Series 99, Class Z, 9.50%,
             01/15/21.....................          34
    --(h)  Series 180, Class J, 10,
             10.00%, 09/15/21.............          --(h)
       15  Series 1065, Class J, 9.00%,
             04/15/21.....................          15
       54  Series 1079, Class S, IF,
             19.12%, 05/15/21.............          55
       48  Series 1084, Class F, FRN,
             5.33%, 05/15/21..............          48
       34  Series 1084, Class S, IF,
             25.54%, 05/15/21.............          35
       42  Series 1133, Class H, 7.00%,
             09/15/21.....................          42
       59  Series 1144, Class KB, 8.50%,
             09/15/21.....................          59

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      110  Series 1179, Class H, 7.50%,
             11/15/21.....................         110
       20  Series 1205, Class G, 7.00%,
             03/15/07.....................          20
      247  Series 1246, Class J, 7.50%,
             05/15/07.....................         247
      161  Series 1254, Class N, 8.00%,
             04/15/22.....................         161
      946  Series 1263, Class H, 7.50%,
             05/15/07 (m).................         947
      214  Series 1343, Class LA, 8.00%,
             08/15/22.....................         218
      107  Series 1343, Class LB, 7.50%,
             08/15/22.....................         108
      391  Series 1374, Class Z, 7.00%,
             10/15/22.....................         406
      114  Series 1395, Class G, 6.00%,
             10/15/22.....................         114
    1,076  Series 1401, Class J, 7.00%,
             10/15/22.....................       1,087
      116  Series 1404, Class FA, 4.50%,
             11/15/07.....................         115
    1,325  Series 1466, Class PZ, 7.50%,
             02/15/23.....................       1,370
       39  Series 1470, Class F, FRN,
             4.07%, 02/15/23..............          38
      153  Series 1492, Class VC, 8.00%,
             09/15/11.....................         153
       41  Series 1505, Class QB, IF,
             10.56%, 05/15/23.............          45
       18  Series 1506, Class F, FRN,
             4.72%, 05/15/08..............          18
    1,928  Series 1512, Class J, 6.50%,
             05/15/08.....................       1,943
      615  Series 1513, Class N, 6.50%,
             05/15/08.....................         620
      410  Series 1518, Class G, IF,
             4.88%, 05/15/23..............         395
      345  Series 1526, Class L, 6.50%,
             06/15/23.....................         355
      110  Series 1539, Class PL, 6.50%,
             05/15/08.....................         110
       29  Series 1540, Class IA, 7.00%,
             06/15/13.....................          31
      472  Series 1541, Class O, FRN,
             3.78%, 07/15/23..............         454
    2,269  Series 1543, Class VM, 6.90%,
             04/15/23.....................       2,345
      302  Series 1544, Class J, IF,
             8.36%, 07/15/08..............         304


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
       74  Series 1549, Class K, 8.50%,
             07/15/08.....................          76
      982  Series 1560, Class PN, 7.00%,
             12/15/12.....................       1,001
      105  Series 1570, Class F, FRN,
             4.57%, 08/15/23..............         105
      263  Series 1570, Class SA, IF,
             15.59%, 08/15/23.............         308
    1,119  Series 1578, Class K, 6.90%,
             09/15/23.....................       1,160
    2,422  Series 1591, Class PV, 6.25%,
             10/15/23.....................       2,476
      917  Series 1596, Class D, 6.50%,
             10/15/13.....................         941
       22  Series 1602, Class SA, IF,
             8.53%, 10/15/23..............          17
       85  Series 1606, Class M, FRN,
             4.46%, 11/15/08..............          84
      273  Series 1606, Class SC, IF,
             13.84%, 11/15/08.............         290
      754  Series 1609, Class L, IF,
             7.85%, 11/15/23..............         745
      656  Series 1611, Class JA, FRN,
             5.37%, 08/15/23..............         664
       72  Series 1625, Class SG, IF,
             9.93%, 12/15/08..............          73
       34  Series 1625, Class SH, FRN,
             8.50%, 12/15/08..............          34
    3,294  Series 1628, Class LZ, 6.50%,
             12/15/23.....................       3,398
    1,000  Series 1638, Class H, 6.50%,
             12/15/23.....................       1,049
    1,513  Series 1644, Class K, 6.75%,
             12/15/23.....................       1,589
      640  Series 1647, Class PK, 6.50%,
             12/15/08.....................         647
      376  Series 1649, Class S, IF,
             11.76%, 12/15/08.............         403
        6  Series 1671, Class QC, IF,
             10.00%, 02/15/24.............           6
    1,591  Series 1677, Class Z, 7.50%,
             07/15/23.....................       1,652
       14  Series 1686, Class SH, FRN,
             9.39%, 02/15/24..............          16
       53  Series 1688, Class W, 7.25%,
             03/15/14.....................          58
      115  Series 1689, Class SD, IF,
             9.39%, 10/15/23..............         118
      756  Series 1695, Class EB, 7.00%,
             03/15/24.....................         814
      125  Series 1698, Class SC, IF,
             9.98%, 03/15/09..............         137

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      172  Series 1699, Class FC, FRN,
             4.98%, 03/15/24..............         174
      246  Series 1745, Class D, 7.50%,
             08/15/24.....................         246
      615  Series 1798, Class F, 5.00%,
             05/15/23.....................         604
      340  Series 1807, Class A, 6.00%,
             11/15/08.....................         342
       42  Series 1807, Class G, 9.00%,
             10/15/20.....................          44
    1,140  Series 1829, Class ZB, 6.50%,
             03/15/26.....................       1,174
       78  Series 1844, Class E, 6.50%,
             10/15/13.....................          78
    2,055  Series 1863, Class Z, 6.50%,
             07/15/26.....................       2,103
      537  Series 1899, Class ZE, 8.00%,
             09/15/26.....................         570
      540  Series 1963, Class Z, 7.50%,
             01/15/27.....................         557
      250  Series 1987, Class PE, 7.50%,
             09/15/27.....................         258
      287  Series 2025, Class PE, 6.30%,
             01/15/13.....................         293
      756  Series 2040, Class PE, 7.50%,
             03/15/28.....................         794
      187  Series 2042, Class T, 7.00%,
             03/15/28.....................         189
    1,193  Series 2055, Class OE, 6.50%,
             05/15/13.....................       1,226
      599  Series 2060, Class Z, 6.50%,
             05/15/28.....................         620
    3,658  Series 2075, Class PH, 6.50%,
             08/15/28.....................       3,767
    1,086  Series 2086, Class GB, 6.00%,
             09/15/28.....................       1,105
    3,846  Series 2102, Class TC, 6.00%,
             12/15/13 (m).................       3,931
    2,490  Series 2102, Class TU, 6.00%,
             12/15/13 (m).................       2,545
    2,305  Series 2115, Class PE, 6.00%,
             01/15/14.....................       2,356
    1,114  Series 2125, Class JZ, 6.00%,
             02/15/29.....................       1,134
      154  Series 2132, Class PD, 6.00%,
             11/15/27.....................         156
      398  Series 2132, Class SB, IF,
             11.96%, 03/15/29.............         434
      593  Series 2132, Class ZL, 6.50%,
             03/15/29.....................         613
      165  Series 2161, Class PG, 6.00%,
             04/15/28.....................         166


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 98

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      423  Series 2178, Class PB, 7.00%,
             08/15/29.....................         437
      344  Series 2189, Class SA, IF,
             8.95%, 02/15/28..............         356
      685  Series 2201, Class C, 8.00%,
             11/15/29.....................         718
    1,937  Series 2209, Class TC, 8.00%,
             01/15/30.....................       2,067
      801  Series 2210, Class Z, 8.00%,
             01/15/30.....................         842
      380  Series 2224, Class CB, 8.00%,
             03/15/30.....................         395
      270  Series 2247, Class Z, 7.50%,
             08/15/30.....................         273
      347  Series 2254, Class Z, 9.00%,
             09/15/30.....................         403
    1,163  Series 2256, Class MC, 7.25%,
             09/15/30.....................       1,193
    1,804  Series 2259, Class ZM, 7.00%,
             10/15/30.....................       1,874
    1,897  Series 2271, Class PC, 7.25%,
             12/15/30.....................       1,956
      756  Series 2283, Class K, 6.50%,
             12/15/23.....................         797
      638  Series 2296, Class PD, 7.00%,
             03/15/31.....................         655
       37  Series 2299, Class G, 7.00%,
             05/15/14 (m).................          37
    1,151  Series 2303, Class ZN, 8.50%,
             04/15/29.....................       1,414
      676  Series 2312, Class KV, 6.50%,
             05/15/14.....................         678
      262  Series 2317, Class VG, 6.50%,
             04/15/31 (m).................         262
      150  Series 2322, Class VN, 6.50%,
             07/15/16.....................         150
    3,295  Series 2323, Class VO, 6.00%,
             10/15/22.....................       3,340
    4,065  Series 2344, Class QG, 6.00%,
             08/15/16.....................       4,163
    4,307  Series 2344, Class ZD, 6.50%,
             08/15/31.....................       4,490
      517  Series 2344, Class ZJ, 6.50%,
             08/15/31.....................         533
      415  Series 2345, Class NE, 6.50%,
             08/15/31.....................         426
    1,379  Series 2347, Class VP, 6.50%,
             03/15/20.....................       1,420
      609  Series 2349, Class NW, 6.50%,
             10/15/16.....................         609
      203  Series 2353, Class PC, 6.50%,
             09/15/15.....................         203

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,533  Series 2353, Class TD, 6.00%,
             09/15/16.....................       1,577
    1,546  Series 2355, Class BP, 6.00%,
             09/15/16.....................       1,584
    1,233  Series 2358, Class PD, 6.00%,
             09/15/16.....................       1,262
    2,269  Series 2359, Class PM, 6.00%,
             09/15/16.....................       2,326
      542  Series 2359, Class ZB, 8.50%,
             06/15/31.....................         632
    2,872  Series 2360, Class PG, 6.00%,
             09/15/16.....................       2,934
    1,340  Series 2362, Class PD, 6.50%,
             06/15/20.....................       1,361
      186  Series 2362, Class PJ, 6.50%,
             10/15/28.....................         188
      818  Series 2363, Class PF, 6.00%,
             09/15/16.....................         836
    1,452  Series 2366, Class MD, 6.00%,
             10/15/16.....................       1,487
      376  Series 2368, Class AS, IF,
             9.57%, 10/15/31..............         399
    1,103  Series 2368, Class TG, 6.00%,
             10/15/16.....................       1,130
      390  Series 2372, Class F, IF,
             4.87%, 10/15/31..............         391
      398  Series 2383, Class FD, IF,
             4.87%, 11/15/31..............         403
      722  Series 2388, Class UZ, 8.50%,
             06/15/31.....................         783
      649  Series 2389, Class VA, 6.00%,
             02/15/11.....................         659
      249  Series 2391, Class QE, 5.50%,
             05/15/15.....................         250
    6,428  Series 2391, Class QR, 5.50%,
             12/15/16.....................       6,518
      370  Series 2391, Class QT, 5.50%,
             05/15/15.....................         371
    1,891  Series 2392, Class PV, 6.00%,
             12/15/20.....................       1,922
      663  Series 2394, Class MC, 6.00%,
             12/15/16.....................         679
    1,513  Series 2399, Class TH, 6.50%,
             01/15/32.....................       1,569
      893  Series 2410, Class HC, 5.50%,
             02/15/09.....................         893
    1,236  Series 2410, Class OE, 6.38%,
             02/15/32.....................       1,264
    1,495  Series 2410, Class QS, IF,
             8.14%, 02/15/32..............       1,524
      765  Series 2412, Class SE, IF,
             7.11%, 02/15/09..............         764


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      355  Series 2419, Class V, 6.50%,
             12/15/12.....................         355
    1,190  Series 2423, Class MC, 7.00%,
             03/15/32.....................       1,234
    1,367  Series 2423, Class MT, 7.00%,
             03/15/32.....................       1,418
    1,688  Series 2425, Class OB, 6.00%,
             03/15/17.....................       1,731
    1,513  Series 2434, Class TC, 7.00%,
             04/15/32.....................       1,579
    3,355  Series 2436, Class MC, 7.00%,
             04/15/32.....................       3,494
      896  Series 2450, Class GZ, 7.00%,
             05/15/32.....................         935
      489  Series 2458, Class OD, 6.00%,
             04/15/16.....................         493
    2,484  Series 2458, Class QE, 5.50%,
             06/15/17.....................       2,526
    1,398  Series 2460, Class VZ, 6.00%,
             11/15/29.....................       1,423
    1,217  Series 2461, Class VB, 6.50%,
             04/15/18.....................       1,223
    1,258  Series 2462, Class NB, 6.50%,
             06/15/22.....................       1,344
      335  Series 2470, Class SL, IF,
             9.00%, 01/15/27..............         351
    1,036  Series 2480, Class PV, 6.00%,
             07/15/11.....................       1,057
       49  Series 2496, Class LD, 8.50%,
             11/15/15.....................          49
    3,025  Series 2498, Class UD, 5.50%,
             06/15/16.....................       3,046
    2,026  Series 2500, Class GD, 5.50%,
             12/15/15.....................       2,033
    2,723  Series 2500, Class TD, 5.50%,
             02/15/16.....................       2,736
      683  Series 2513, Class VA, 6.00%,
             08/15/13.....................         683
    2,269  Series 2515, Class DE, 4.00%,
             03/15/32.....................       2,100
      520  Series 2517, Class SE, IF,
             5.33%, 10/15/09..............         504
      607  Series 2519, Class BT, 8.50%,
             09/15/31.....................         654
    1,758  Series 2527, Class VU, 5.50%,
             10/15/13.....................       1,773
    1,513  Series 2533, Class HB, 5.50%,
             12/15/17.....................       1,538
    1,210  Series 2535, Class BK, 5.50%,
             12/15/22.....................       1,224
      756  Series 2541, Class GX, 5.50%,
             02/15/17.....................         764

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    3,974  Series 2553, Class GF, IF,
             4.77%, 02/15/17..............       3,993
    2,269  Series 2557, Class WJ, 5.00%,
             07/15/14.....................       2,268
    1,513  Series 2565, Class MB, 6.00%,
             05/15/30.....................       1,541
      694  Series 2571, Class SK, IF,
             15.66%, 09/15/23.............         813
    3,525  Series 2594, Class VA, 6.00%,
             03/15/14.....................       3,594
    1,225  Series 2594, Class VP, 6.00%,
             02/15/14.....................       1,247
    1,513  Series 2611, Class UH, 4.50%,
             05/15/18.....................       1,440
    3,403  Series 2617, Class GR, 4.50%,
             05/15/18.....................       3,247
    4,500  Series 2630, Class KN, 2.50%,
             04/15/13.....................       4,347
    3,025  Series 2631, Class LC, 4.50%,
             06/15/18.....................       2,890
    1,695  Series 2643, Class KG, 4.00%,
             05/15/18.....................       1,686
    1,768  Series 2656, Class SH, IF,
             8.49%, 02/15/25..............       1,790
    4,623  Series 2668, Class SB, IF,
             3.32%, 10/15/15..............       4,453
    1,513  Series 2672, Class ME, 5.00%,
             11/15/22.....................       1,488
      763  Series 2672, Class SJ, IF,
             3.27%, 09/15/16..............         691
    9,831  Series 2675, Class CK, 4.00%,
             09/15/18 (m).................       9,038
    1,928  Series 2682, Class YS, IF,
             2.56%, 10/15/33..............       1,378
      172  Series 2683, Class SG, IF,
             6.78%, 09/15/33..............         162
      561  Series 2683, Class VA, 5.50%,
             02/15/21.....................         566
    6,126  Series 2686, Class GB, 5.00%,
             05/15/20.....................       6,104
    1,448  Series 2691, Class WS, IF,
             2.45%, 10/15/33..............       1,027
      802  Series 2694, Class BA, 4.00%,
             06/15/31.....................         780
    2,269  Series 2702, Class PC, 5.00%,
             01/15/23.....................       2,229
      842  Series 2705, Class SC, IF,
             2.45%, 11/15/33..............         594
    1,993  Series 2705, Class SD, IF,
             3.38%, 11/15/33..............       1,465
    3,781  Series 2715, Class OG, 5.00%,
             01/15/23.....................       3,700


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 100

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    5,372  Series 2716, Class UN, 4.50%,
             12/15/23.....................       5,093
    3,025  Series 2720, Class PC, 5.00%,
             12/15/23.....................       2,975
    4,538  Series 2727, Class BS, IF,
             2.52%, 01/15/34..............       2,700
      273  Series 2733, Class GF, FRN,
             Zero Coupon, 09/15/33........         269
      638  Series 2739, Class S, IF,
             3.26%, 01/15/34..............         495
      839  Series 2744, Class FE, FRN,
             0.00%, 02/15/34..............         785
    2,178  Series 2744, Class PC, 5.50%,
             01/15/31.....................       2,205
    5,701  Series 2744, Class PD, 5.50%,
             08/15/33.....................       5,872
    3,025  Series 2744, Class TU, 5.50%,
             05/15/32.....................       3,025
      667  Series 2753, Class S, IF,
             3.26%, 02/15/34..............         441
    1,956  Series 2755, Class SA, IF,
             5.46%, 05/15/30..............       1,815
    1,073  Series 2756, Class NA, 5.00%,
             02/15/24.....................       1,061
    1,789  Series 2776, Class SK, IF,
             2.52%, 04/15/34..............       1,375
      573  Series 2777, Class DV, 6.50%,
             11/15/17.....................         596
      433  Series 2778, Class BS, IF,
             4.83%, 04/15/34..............         396
    3,166  Series 2780, Class JG, 4.50%,
             04/15/19.....................       3,003
    2,450  Series 2780, Class YC, 5.00%,
             04/15/19.....................       2,417
    1,082  Series 2801, Class BS, IF,
             5.36%, 05/15/34..............         966
      811  Series 2827, Class NT, IF,
             8.00%, 01/15/22..............         797
      604  Series 2827, Class SQ, FRN, IF,
             7.50%, 01/15/19..............         621
      467  Series 2925, Class ZM, 5.00%,
             01/15/35.....................         463
    3,188  Series 2962, Class Z, 4.50%,
             04/15/20.....................       3,179
    1,505  Series 2971, Class GB, 5.00%,
             11/15/16.....................       1,511
    1,000  Series 2971, Class GC, 5.00%,
             07/15/18.....................         997
      396  Series 2975, Class KO, Zero
             Coupon, 05/15/35.............         319

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,610  Series 3027, Class PZ, 4.50%,
             09/15/25.....................       1,608
    4,000  Series 3047, Class OB, 5.50%,
             12/15/33.....................       4,045
           Federal Home Loan Mortgage
             Corp.
        9  Series 1, Class B, IO, 8.00%,
             10/15/18.....................           2
        5  Series 16, Class B, IO, 10.00%,
             06/01/20.....................           1
    2,255  Series 111, Class SB, IF, IO,
             3.13%, 01/15/29..............          96
       48  Series 134, Class B, IO, 9.00%,
             04/01/22.....................          11
    --(h)  Series 186, Class I, IO, HB,
             1009.50%, 08/15/21...........          --(h)
    --(h)  Series 189, Class K, IO, HB,
             1009.50%, 10/15/21...........          --(h)
    --(h)  Series 1045, Class G, IO, HB,
             1067.64%, 02/15/21...........          --(h)
    --(h)  Series 1072, Class A, IO, HB,
             1008.50%, 05/15/06...........          --(h)
    --(h)  Series 1082, Class D, IO, HB,
             1007.78%, 05/15/21...........          --(h)
    --(h)  Series 1172, Class L, IO, VAR,
             HB, 1182.96%, 11/15/21.......           1
        2  Series 1196, Class B, IF, IO,
             HB, 658.44%, 01/15/22........           4
    --(h)  Series 1298, Class L, IO, HB,
             981.87%, 06/15/07............          --(h)
       41  Series 1465, Class SA, IF, IO,
             4.62%, 02/15/08..............          --(h)
      127  Series 1578, Class V, IO,
             7.00%, 09/15/23..............          25
    9,389  Series 1813, Class J, IF, IO,
             2.00%, 11/15/23..............         434
        6  Series 1865, Class D, PO,
             02/15/24.....................           5
      131  Series 1900, Class TA, PO,
             08/15/08.....................         127
      143  Series 1985, Class PR, IO,
             8.00%, 07/15/27..............          27
      116  Series 2033, Class SN, IF, IO,
             17.63%, 03/15/24.............          31
      157  Series 2038, Class PN, IO,
             7.00%, 03/15/28..............          28
        1  Series 204, Class E, IF, IO,
             HB, 1019.28%, 05/15/23.......           3
    1,654  Series 2061, Class DC, IO,
             6.50%, 06/15/28..............         328
      238  Series 2089, Class PJ, IO,
             7.00%, 10/15/28..............          54


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
       63  Series 2135, Class UK, IO,
             6.50%, 03/15/14..............          10
       55  Series 2141, Class IO, IO,
             7.00%, 04/15/29..............          11
      183  Series 2163, Class PC, IO,
             7.50%, 06/15/29..............          38
      260  Series 2306, Class K, PO,
             05/15/24.....................         224
      650  Series 2306, Class SE, IF, IO,
             6.08%, 05/15/24..............          85
      800  Series 2410, Class QX, IF, IO,
             4.28%, 02/15/32..............          82
      991  Series 2444, Class ES, IF, IO,
             3.58%, 03/15/32..............          86
    1,123  Series 2450, Class SW, IF, IO,
             3.63%, 03/15/32..............         102
    3,000  Series 2474, Class SJ, IF, IO,
             3.28%, 07/15/17..............         187
    2,403  Series 2513, Class YO, PO,
             02/15/32.....................       2,051
    2,281  Series 2586, Class WI, IO,
             6.50%, 03/15/33..............         486
    2,141  Series 2597, Class DS, IF, IO,
             3.18%, 02/15/33..............         140
    3,460  Series 2599, Class DS, IF, IO,
             2.63%, 02/15/33..............         194
    2,924  Series 2610, Class DS, IF, IO,
             2.73%, 03/15/33..............         167
    6,896  Series 2611, Class SH, IF, IO,
             3.28%, 10/15/21..............         488
      618  Series 2624, Class IU, IO,
             5.00%, 06/15/33..............         139
   13,481  Series 2626, Class NS, IF, IO,
             2.18%, 06/15/23..............         733
      634  Series 2633, Class EO, PO,
             08/15/33.....................         446
    4,577  Series 2637, Class SA, IF, IO,
             1.73%, 06/15/18..............         178
      332  Series 2638, Class IA, IO,
             5.00%, 02/15/15..............           3
      717  Series 2640, Class UG, IO,
             5.00%, 01/15/32..............         239
    1,686  Series 2640, Class UR, IO,
             4.50%, 08/15/17..............         171
    1,135  Series 2643, Class HI, IO,
             4.50%, 12/15/16..............         120
    1,966  Series 2684, Class TO, PO,
             10/15/33.....................       1,087
    4,185  Series 2686, Class NS, IF, IO,
             3.23%, 10/15/21..............         302
    2,976  Series 2721, Class PI, IO,
             5.00%, 05/15/16..............         205
      157  Series 2727, PO, 01/15/34......          86

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    2,588  Series 2749, Class PK, IO,
             5.00%, 09/15/22..............         160
      452  Series 2769, PO, 03/15/34......         323
      809  Series 2774, Class QO, PO,
             02/15/34.....................         712
    1,420  Series 2846, PO, 08/15/34......       1,181
    1,982  Series 2989, PO, 06/15/23......       1,564
      838  Series T-58, Class A, PO,
             09/25/43.....................         714
           Federal Home Loan Mortgage
             Corp. Structured Pass Through
             Securities
    1,645  Series T-41, Class 3A, 7.50%,
             07/25/32 (m).................       1,718
      385  Series T-51, Class 1A, VAR,
             6.50%, 09/25/43..............         393
      463  Series T-51, Class 2A, VAR,
             7.50%, 08/25/42..............         478
    3,542  Series T-54, Class 2A, 6.50%,
             02/25/43.....................       3,633
    1,015  Series T-54, Class 3A, 7.00%,
             02/25/43.....................       1,062
           Federal National Mortgage
             Association
      312  Series 1988-7, Class Z, 9.25%,
             04/25/18.....................         332
       13  Series 1988-29, Class B, 9.50%,
             12/25/18.....................          14
       47  Series 1989-19, Class A,
             10.30%, 04/25/19.............          50
       29  Series 1989-21, Class G,
             10.45%, 04/25/19.............          32
       84  Series 1989-27, Class Y, 6.90%,
             06/25/19.....................          86
       77  Series 1989-70, Class G, 8.00%,
             10/25/19.....................          82
       35  Series 1989-78, Class H, 9.40%,
             11/25/19.....................          38
       35  Series 1989-89, Class H, 9.00%,
             11/25/19.....................          38
       33  Series 1990-60, Class K, 5.50%,
             06/25/20.....................          33
       32  Series 1990-93, Class G, 5.50%,
             08/25/20.....................          32
      159  Series 1990-102, Class J,
             6.50%, 08/25/20..............         162
       16  Series 1990-134, Class SC, IF,
             14.99%, 11/25/20.............          21
    1,631  Series 1992-7, Class Q, 8.00%,
             01/25/18.....................       1,679
      155  Series 1992-33, Class F, FRN,
             4.04%, 03/25/22..............         153


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 102

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      126  Series 1992-38, Class Z, 7.50%,
             02/25/22.....................         129
      468  Series 1992-73, Class H, 7.50%,
             05/25/22.....................         478
       72  Series 1992-101, Class J,
             7.50%, 06/25/22..............          73
      119  Series 1992-170, Class K,
             7.00%, 09/25/07..............         120
    1,325  Series 1992-188, Class PZ,
             7.50%, 10/25/22..............       1,400
      244  Series 1993-8, Class H, 7.00%,
             01/25/08.....................         247
    1,266  Series 1993-25, Class J, 7.50%,
             03/25/23.....................       1,328
      586  Series 1993-27, Class S, IF,
             3.14%, 02/25/23..............         510
      256  Series 1993-31, Class K, 7.50%,
             03/25/23.....................         273
    2,642  Series 1993-54, Class Z, 7.00%,
             04/25/23.....................       2,746
      141  Series 1993-62, Class SA, IF,
             13.36%, 04/25/23.............         160
       25  Series 1993-72, Class F, FRN,
             3.97%, 05/25/08..............          24
      127  Series 1993-97, Class FA, FRN,
             5.66%, 05/25/23..............         131
      124  Series 1993-131, Class Z,
             7.00%, 07/25/08..............         126
      240  Series 1993-162, Class F, FRN,
             5.36%, 08/25/23..............         246
       93  Series 1993-164, Class SA, IF,
             11.86%, 09/25/08.............         100
       47  Series 1993-165, Class SD, IF,
             8.33%, 09/25/23..............          50
      943  Series 1993-167, Class GA,
             7.00%, 09/25/23..............         969
       54  Series 1993-175, Class SA, IF,
             12.46%, 09/25/08.............          59
      476  Series 1993-179, Class SB, IF,
             16.30%, 10/25/23.............         553
      413  Series 1993-190, Class S, IF,
             9.95%, 10/25/08..............         424
       88  Series 1993-192, Class SC, IF,
             7.63%, 10/25/08..............          91
       27  Series 1993-196, Class FA, FRN,
             3.97%, 10/25/08..............          26
       59  Series 1993-196, Class SA, IF,
             14.56%, 10/25/08.............          64
       27  Series 1993-196, Class SB, IF,
             9.25%, 10/25/08..............          28
      925  Series 1993-220, Class SG, IF,
             7.19%, 11/25/13..............         913

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      217  Series 1993-225, Class SG, IF,
             8.87%, 12/25/13..............         219
       33  Series 1993-225, Class VO, IF,
             9.09%, 12/25/22..............          33
       49  Series 1993-230, Class FA, FRN,
             5.01%, 12/25/23..............          49
       19  Series 1993-233, Class SC, IF,
             7.59%, 12/25/08..............          20
      442  Series 1993-234, Class SC, IF,
             10.51%, 12/25/08.............         476
    2,007  Series 1993-250, Class Z,
             7.00%, 12/25/23..............       2,075
      232  Series 1994-13, Class SK, IF,
             13.27%, 02/25/09.............         246
    1,481  Series 1994-34, Class DZ,
             6.00%, 03/25/09..............       1,497
      734  Series 1994-37, Class L, 6.50%,
             03/25/24.....................         753
      164  Series 1995-2, Class Z, 8.50%,
             03/25/25.....................         173
       69  Series 1996-59, Class J, 6.50%,
             08/25/22.....................          70
      120  Series 1997-24, Class Z, 8.00%,
             04/18/27.....................         127
      128  Series 1997-27, Class J, 7.50%,
             04/18/27.....................         135
      406  Series 1998-36, Class J, 6.00%,
             07/18/28.....................         409
    2,416  Series 1998-36, Class ZB,
             6.00%, 07/18/28..............       2,443
      777  Series 1999-57, Class Z, 7.50%,
             12/25/19.....................         825
      775  Series 1999-62, Class PB,
             7.50%, 12/18/29..............         804
    1,250  Series 2001-5, Class OW, 6.00%,
             03/25/16.....................       1,275
    1,114  Series 2001-7, Class PF, 7.00%,
             03/25/31.....................       1,160
    1,733  Series 2001-28, Class VB,
             6.00%, 02/25/20..............       1,738
    1,892  Series 2001-31, Class VD,
             6.00%, 05/25/31..............       1,932
    1,598  Series 2001-36, Class DE,
             7.00%, 08/25/31..............       1,666
      817  Series 2001-44, Class PD,
             7.00%, 09/25/31..............         850
    1,656  Series 2001-44, Class PU,
             7.00%, 09/25/31..............       1,718
    1,152  Series 2001-49, Class DQ,
             6.00%, 11/25/15..............       1,164
    1,195  Series 2001-49, Class LZ,
             8.50%, 07/25/31..............       1,409


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,205  Series 2001-52, Class XN,
             6.50%, 11/25/15..............       1,245
    1,665  Series 2001-59, Class VB,
             6.00%, 11/25/15..............       1,669
    1,513  Series 2001-61, Class VB,
             7.00%, 12/25/16..............       1,570
    1,618  Series 2001-61, Class Z, 7.00%,
             11/25/31.....................       1,712
    2,434  Series 2001-71, Class QE,
             6.00%, 12/25/16..............       2,492
    1,152  Series 2001-72, Class SX, IF,
             7.27%, 12/25/31..............       1,133
      756  Series 2001-74, Class MB,
             6.00%, 12/25/16..............         788
      590  Series 2001-78, Class VB,
             6.00%, 12/25/15..............         591
    1,053  Series 2002-1, Class HC, 6.50%,
             02/25/22.....................       1,091
      489  Series 2002-1, Class SA, IF,
             10.96%, 02/25/32.............         534
      777  Series 2002-1, Class UD, IF,
             9.08%, 12/25/23..............         784
    1,513  Series 2002-3, Class PG, 5.50%,
             02/25/17.....................       1,536
      683  Series 2002-7, Class QM, 6.00%,
             02/25/20.....................         686
      782  Series 2002-8, Class SR, IF,
             7.09%, 03/25/09..............         786
      969  Series 2002-9, Class ST, IF,
             8.81%, 03/25/17..............       1,020
      544  Series 2002-9, Class VE, 6.50%,
             12/25/12.....................         553
    3,025  Series 2002-11, Class QG,
             5.50%, 03/25/17..............       3,066
      293  Series 2002-13, Class ST, IF,
             10.00%, 03/25/32.............         332
      257  Series 2002-16, Class VD,
             6.50%, 06/25/18..............         257
    6,806  Series 2002-18, Class PC,
             5.50%, 04/25/17..............       6,934
    2,269  Series 2002-19, Class PE,
             6.00%, 04/25/17..............       2,328
      505  Series 2002-36, Class HZ,
             7.00%, 12/25/29..............         510
      616  Series 2002-37, Class Z, 6.50%,
             06/25/32.....................         639
    2,269  Series 2002-55, Class QE,
             5.50%, 09/25/17..............       2,285
    9,744  Series 2002-56, Class UC,
             5.50%, 09/25/17 (m)..........       9,883
    1,134  Series 2002-59, Class AC,
             6.00%, 03/25/28..............       1,137

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,305  Series 2002-59, Class VB,
             6.50%, 04/25/32..............       1,318
    1,190  Series 2002-62, Class ZE,
             5.50%, 11/25/17..............       1,196
    1,361  Series 2002-63, Class LB,
             5.50%, 10/25/17..............       1,380
      788  Series 2002-73, Class S, IF,
             5.30%, 11/25/09..............         770
    3,025  Series 2002-74, Class LD,
             5.00%, 01/25/16..............       3,012
    2,269  Series 2002-74, Class PD,
             5.00%, 11/25/15..............       2,261
    1,280  Series 2002-74, Class VA,
             6.00%, 11/25/31..............       1,289
    2,269  Series 2002-74, Class VB,
             6.00%, 11/25/31..............       2,302
    2,065  Series 2002-77, Class S, IF,
             6.46%, 12/25/32..............       1,730
    1,513  Series 2003-22, Class UD,
             4.00%, 04/25/33..............       1,285
    1,513  Series 2003-27, Class DW,
             4.50%, 04/25/17..............       1,460
    3,517  Series 2003-41, Class PE,
             5.50%, 05/25/23..............       3,602
    3,718  Series 2003-52, Class PA,
             6.50%, 06/25/35..............       3,875
      468  Series 2003-52, Class SX, IF,
             9.81%, 10/25/31..............         497
      526  Series 2003-67, Class VQ,
             7.00%, 01/25/19..............         548
    3,304  Series 2003-68, Class QP,
             3.00%, 07/25/22..............       3,062
    1,009  Series 2003-73, Class GA,
             3.50%, 05/25/31..............         947
      334  Series 2003-74, Class SH, IF,
             2.29%, 08/25/33..............         244
      472  Series 2003-79, Class NM,
             4.00%, 05/25/22..............         454
    1,513  Series 2003-81, Class LC,
             4.50%, 09/25/18..............       1,449
    4,383  Series 2003-83, Class PG,
             5.00%, 06/25/23..............       4,300
      756  Series 2003-86, Class PX,
             4.50%, 02/25/17..............         739
    1,083  Series 2003-91, Class SD, IF,
             5.20%, 09/25/33..............       1,001
      894  Series 2003-92, Class SH, IF,
             3.88%, 09/25/18..............         828
    1,891  Series 2003-106, Class US, IF,
             2.51%, 11/25/23..............       1,411
    1,500  Series 2003-113, Class PC,
             4.00%, 03/25/15..............       1,456


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 104

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    4,000  Series 2003-117, Class JB,
             3.50%, 06/25/33..............       3,509
    1,134  Series 2003-122, Class TE,
             5.00%, 12/25/22..............       1,106
    1,513  Series 2003-128, Class KE,
             4.50%, 01/25/14..............       1,487
    2,732  Series 2003-130, Class SX, IF,
             4.95%, 01/25/34..............       2,550
    1,688  Series 2003-132, Class OA, Zero
             Coupon, 08/25/33.............       1,245
    1,288  Series 2004-4, Class QM, IF,
             5.44%, 06/25/33..............       1,192
    3,343  Series 2004-10, Class SC, IF,
             11.09%, 02/25/34.............       3,688
    1,696  Series 2004-14, Class SD, IF,
             2.51%, 03/25/34..............       1,237
    1,397  Series 2004-22, Class A, 4.00%,
             04/25/19.....................       1,313
    1,513  Series 2004-25, Class PB,
             5.50%, 05/25/32..............       1,526
    1,134  Series 2004-25, Class PC,
             5.50%, 01/25/34..............       1,130
    4,504  Series 2004-25, Class SA, IF,
             7.48%, 04/25/34..............       4,427
    1,134  Series 2004-36, Class PB,
             5.50%, 05/25/32..............       1,164
    2,648  Series 2004-36, Class SA, IF,
             7.48%, 05/25/34..............       2,658
      888  Series 2004-36, Class SN, IF,
             5.44%, 07/25/33..............         766
      919  Series 2004-51, Class SY, IF,
             5.48%, 07/25/34..............         860
    2,269  Series 2004-53, Class NC,
             5.50%, 07/25/24..............       2,306
      420  Series 2004-61, Class SK, FRN,
             8.50%, 11/25/32..............         475
    1,133  Series 2005-15, Class MO, Zero
             Coupon, 03/25/35.............         754
    1,343  Series 2005-47, Class AN,
             5.00%, 12/25/16..............       1,340
    1,500  Series 2005-68, Class BC,
             5.25%, 06/25/35..............       1,460
    5,000  Series 2005-68, Class PG,
             5.50%, 08/25/35..............       5,018
    5,000  Series 2005-84, Class XM,
             5.75%, 10/25/35..............       5,086
    7,000  Series 2005-110, Class GJ,
             5.50%, 11/25/30..............       7,030
    4,000  Series 2005-110, Class GK,
             5.50%, 08/25/34..............       3,939
    3,500  Series 2005-110, Class MN,
             5.50%, 06/25/35..............       3,539

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
       94  Series G92-12, Class B, 7.70%,
             02/25/22.....................          99
      141  Series G92-14, Class Z, 7.00%,
             02/25/22.....................         146
      372  Series G92-15, Class Z, 7.00%,
             01/25/22.....................         381
    --(h)  Series G92-27, Class SQ, IF,
             HB, 6469.08%, 05/25/22.......          47
      725  Series G92-4, Class F, FRN,
             4.43%, 12/25/21..............         718
       95  Series G92-42, Class Z, 7.00%,
             07/25/22.....................          99
    3,337  Series G92-44, Class ZQ, 8.00%,
             07/25/22.....................       3,546
      487  Series G92-54, Class ZQ, 7.50%,
             09/25/22.....................         511
      810  Series G92-61, Class Z, 7.00%,
             10/25/22.....................         847
      437  Series G92-7, Class JQ, 8.50%,
             01/25/22.....................         467
      574  Series G93-1, Class KA, 7.90%,
             01/25/23.....................         609
      385  Series G93-17, Class SI, FRN,
             6.00%, 04/25/23..............         375
      119  Series G94-13, Class J, 7.00%,
             06/17/22.....................         119
      498  Series G97-2, Class ZA, 8.50%,
             02/17/27.....................         525
           Federal National Mortgage
             Association
       53  Series 23, Class 2, IO, 10.00%,
             09/01/17.....................          13
       21  Series 59, Class 2, IO, 9.50%,
             07/01/17.....................           5
    2,084  Series 213, Class 2, IO, 8.00%,
             03/01/23.....................         501
       70  Series 265, Class 2, 9.00%,
             03/01/24.....................          73
      136  Series 285, Class 1, PO,
             02/01/27.....................         116
    1,327  Series 340, Class 1, PO,
             09/01/33.....................         988
       14  Series 1988-11, Class D, PO,
             05/25/18.....................          12
    --(h)  Series 1990-95, Class J, IO,
             HB, 1118.04%, 08/25/20.......          12
        1  Series 1990-140, Class K, IO,
             HB, 651.00%, 12/25/20........          17
    --(h)  Series 1991-7, Class K, IO, HB,
             908.50%, 02/25/21............           3
    --(h)  Series 1991-60, Class PM, IO,
             HB, 1009.00%, 06/25/21.......           8


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      442  Series 1993-51, Class B, PO,
             02/25/23.....................         426
       99  Series 1993-108, Class D, PO,
             02/25/23.....................          88
       51  Series 1993-204, Class PE, IO,
             6.50%, 05/25/23..............           5
       81  Series 1993-228, Class G, PO,
             09/25/23.....................          67
      951  Series 1993-257, Class C, PO,
             06/25/23.....................         848
    1,625  Series 1996-14, Class SE, IF,
             IO, 6.30%, 08/25/23..........         239
      210  Series 1996-20, Class L, PO,
             09/25/08.....................         199
      224  Series 1996-24, Class B, PO,
             10/25/08.....................         216
      688  Series 1997-20, IF, IO, 1.84%,
             03/25/27.....................          45
      119  Series 1997-81, Class PI, IO,
             7.00%, 12/18/27..............          24
    1,079  Series 1998-43, Class SA, IF,
             IO, 12.06%, 04/25/23.........         292
      129  Series 2000-52, IO, 8.50%,
             01/25/31.....................          32
    1,477  Series 2001-33, Class ID, IO,
             6.00%, 07/25/31..............         310
      187  Series 2001-T10, PO, 12/25/41..         152
    4,213  Series 2002-13, Class SJ, IF,
             IO, 1.60%, 03/25/32..........         185
      199  Series 2002-91, Class UH, IO,
             5.50%, 06/25/22..............          28
      624  Series 2002-W5, Class A10, IF,
             IO, 3.72%, 11/25/30..........          39
    2,792  Series 2003-8, Class SB, IF,
             IO, 3.27%, 03/25/16..........         117
    1,480  Series 2003-16, Class PI, IO,
             5.00%, 11/25/12..............          55
      891  Series 2003-39, IO, VAR, 6.00%,
             05/25/33.....................         188
    1,134  Series 2003-65, Class CI, IO,
             4.50%, 03/25/15..............         165
   14,117  Series 2003-80, Class SY, IF,
             IO, 3.27%, 06/25/23..........       1,094
    1,078  Series 2003-106, PO, 08/25/17..         886
    8,103  Series 2003-116, Class SB, IF,
             IO, 3.22%, 11/25/33..........         596
    5,152  Series 2004-4, Class QI, IF,
             IO, 2.72%, 06/25/33..........         300
    2,112  Series 2004-21, Class CO, PO,
             04/25/34.....................       1,373
    1,891  Series 2004-92, Class JO, PO,
             12/25/34.....................       1,540
    2,462  Series 2005-58, PO, 07/25/35...       1,811

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    2,535  Series 2005-70, Class KI, IO,
             5.50%, 08/25/35..............         456
       95  Series G92-62, Class B, PO,
             10/25/22.....................          81
           Federal National Mortgage
             Association Whole Loan
    2,186  Series 2003-W1, Class 1A1,
             6.50%, 12/25/42..............       2,236
    1,194  Series 2003-W1, Class 2A,
             7.50%, 12/25/42..............       1,249
      436  Series 2003-W4, Class 2A,
             6.50%, 10/25/42..............         437
    2,099  Series 2003-W8, Class 1A3,
             4.75%, 12/25/42..............       2,078
    3,970  Series 2004-W2, Class 2A2,
             7.00%, 02/25/44..............       4,122
           Government National Mortgage
             Association
      401  Series 1994-4, Class KQ, 7.99%,
             07/16/24.....................         422
    3,592  Series 1994-7, Class PQ, 6.50%,
             10/16/24.....................       3,775
      798  Series 1996-16, Class E, 7.50%,
             08/16/26 (m).................         831
      162  Series 1997-2, Class E, 7.50%,
             02/20/27.....................         169
      217  Series 1997-11, Class D, 7.50%,
             07/20/27.....................         225
      339  Series 1998-26, Class K, 7.50%,
             09/17/25.....................         356
    1,945  Series 1999-4, Class ZB, 6.00%,
             02/20/29.....................       1,954
      692  Series 1999-41, Class Z, 8.00%,
             11/16/29.....................         732
       88  Series 1999-43, Class TA, IF,
             9.35%, 11/16/29..............          95
      379  Series 1999-44, Class PC,
             7.50%, 12/20/29..............         398
    1,771  Series 1999-44, Class ZG,
             8.00%, 12/20/29..............       1,858
    1,098  Series 2000-6, Class Z, 7.50%,
             02/20/30.....................       1,132
    1,528  Series 2000-7, Class ST, IF,
             18.05%, 01/16/30.............       1,843
    2,088  Series 2000-9, Class PB, 7.50%,
             06/16/26.....................       2,113
      701  Series 2000-9, Class Z, 8.00%,
             06/20/30.....................         749
    2,480  Series 2000-9, Class ZJ, 8.50%,
             02/16/30.....................       2,725
    2,574  Series 2000-10, Class ZP,
             7.50%, 02/16/30..............       2,763


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 106

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,506  Series 2000-12, Class ST, IF,
             18.05%, 02/16/30.............       1,863
      422  Series 2000-16, Class ZN,
             7.50%, 02/16/30..............         447
    2,215  Series 2000-21, Class Z, 9.00%,
             03/16/30.....................       2,469
      646  Series 2000-26, Class Z, 7.75%,
             09/20/30.....................         662
      228  Series 2000-36, Class HC,
             7.33%, 11/20/30..............         237
      681  Series 2000-38, Class AH,
             7.15%, 12/20/30..............         700
       99  Series 2001-32, Class WA, IF,
             9.20%, 07/20/31..............         103
      315  Series 2001-55, Class SF, IF,
             12.03%, 11/20/31.............         349
    1,882  Series 2001-60, Class VP,
             6.50%, 07/20/17..............       1,914
    1,134  Series 2002-4, Class TD, 7.00%,
             01/20/32.....................       1,230
      968  Series 2002-7, Class PG, 6.50%,
             01/20/32.....................         997
      858  Series 2002-24, Class SB, IF,
             5.37%, 04/16/32..............         829
    1,031  Series 2002-24, Class Z, 8.50%,
             04/16/32.....................       1,164
      256  Series 2002-33, Class SY, FRN,
             9.00%, 02/26/23..............         271
    1,659  Series 2002-36, Class VB,
             6.50%, 07/20/19..............       1,664
    1,513  Series 2002-40, Class UK,
             6.50%, 06/20/32..............       1,594
      553  Series 2002-41, Class LS, IF,
             9.00%, 06/16/32..............         585
    1,134  Series 2002-45, Class QE,
             6.50%, 06/20/32..............       1,191
    1,134  Series 2002-47, Class PG,
             6.50%, 07/16/32..............       1,187
      776  Series 2002-47, Class VB,
             6.50%, 09/20/17..............         778
      239  Series 2002-51, Class SG, IF,
             13.56%, 04/20/31.............         270
      945  Series 2002-54, Class GB,
             6.50%, 08/20/32..............         982
    3,657  Series 2002-67, Class VA,
             6.00%, 03/20/13..............       3,689
    1,622  Series 2002-70, Class AV,
             6.00%, 03/20/12..............       1,656
    1,521  Series 2002-71, Class VJ,
             6.00%, 12/20/14..............       1,530
    2,951  Series 2002-79, Class KV,
             6.00%, 11/20/13..............       3,007

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    2,329  Series 2002-80, Class EB,
             7.00%, 01/20/32..............       2,395
    1,307  Series 2002-88, Class VA,
             6.00%, 12/20/17..............       1,334
    1,191  Series 2003-4, Class NY, 5.50%,
             12/20/13.....................       1,204
    1,702  Series 2003-98, Class PC,
             5.00%, 02/20/29..............       1,693
      907  Series 2004-28, Class S, IF,
             7.65%, 04/16/34..............         899
      972  Series 2004-73, Class AE, IF,
             5.84%, 08/17/34..............         946
           Government National Mortgage
             Association
    5,491  Series 2000-21, Class S, IF,
             IO, 3.93%, 09/16/25..........         116
       87  Series 2000-36, Class IK, IO,
             9.00%, 11/16/30..............          17
      826  Series 2001-35, Class SA, IF,
             IO, 3.88%, 08/16/31..........          66
      791  Series 2001-36, Class S, IF,
             IO, 3.68%, 08/16/31..........          36
    3,174  Series 2002-24, Class AG, IF,
             IO, 3.58%, 04/16/32..........         264
    6,243  Series 2002-31, Class SE, IF,
             IO, 3.13%, 04/16/30..........         422
    2,580  Series 2002-70, Class PS, IF,
             IO, 3.33%, 08/20/32..........         172
      775  Series 2002-88, Class LI, IO,
             5.50%, 11/20/28..............          28
    7,247  Series 2003-11, Class SK, IF,
             IO, 3.33%, 02/16/33..........         489
    6,970  Series 2003-112, Class SA, IF,
             IO, 2.18%, 12/16/33..........         261
    2,417  Series 2003-4, Class NI, IO,
             5.50%, 01/20/32..............         393
      208  Series 2003-24, PO, 03/16/33...         176
    3,722  Series 2003-76, Class LS, IF,
             IO, 2.83%, 09/20/31..........         199
      499  Series 2003-90, PO, 10/20/33...         427
    1,737  Series 2003-95, Class SC, IF,
             IO, 2.63%, 09/17/31..........          36
   10,061  Series 2004-11, Class SW, IF,
             IO, 1.13%, 02/20/34..........         385
           Vendee Mortgage Trust
    2,518  Series 1996-1, Class 1Z, 6.75%,
             02/15/26.....................       2,564
    1,419  Series 1996-2, Class 1Z, 6.75%,
             06/15/26.....................       1,475
    2,735  Series 1997-1, Class 2Z, 7.50%,
             02/15/27.....................       2,918
    2,190  Series 1998-1, Class 2E, 7.00%,
             09/15/27.....................       2,275


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    1,348  Series 2001-1, Class 2J, 7.00%,
             05/15/10.....................       1,381
      389  Series 2002-2, Class J, 6.00%,
             01/15/09.....................         390
                                            ----------
                                               590,590
                                            ----------
Non-Agency CMO (26.0%):
      516  ABN Amro Mortgage Corp. Series
             2003-7, Class A3, 4.50%,
             07/25/18.....................         499
           Banc of America Funding Corp.
    3,781  Series 2003-3, Class 1A33,
             5.50%, 10/25/33..............       3,681
    1,091  Series 2004-1, PO, 03/25/34....         872
    5,372  Series 2005-1, Class 2A1A, FRN,
             4.10%, 03/20/35..............       5,271
    2,541  Series 2005-6, Class 2A7,
             5.50%, 10/25/35..............       2,511
           Banc of America Mortgage
             Securities
      619  Series 2003-8 Class A, PO,
             11/25/33.....................         456
      275  Series 2003-9, Class 1A2, PO,
             12/25/33.....................         166
   21,182  Series 2004-3, Class 15, IO,
             VAR, 0.21%, 04/25/19.........         148
      911  Series 2004-4, Class A, PO,
             05/25/34.....................         667
    1,133  Series 2004-6, Class A, PO,
             07/25/34.....................         784
    3,781  Series 2004-E, Class 2A5, FRN,
             4.12%, 06/25/34..............       3,640
    6,314  Series 2004-J, Class 3A1, FRN,
             5.08%, 11/25/34..............       6,253
           Bank of America Alternative
             Loan Trust
    1,127  Series 2003-11, PO, 01/25/34...         928
      784  Series 2003-3, Class A, PO,
             05/25/33.....................         589
           Bear Stearns Adjustable Rate
             Mortgage Trust
    2,700  Series 2003-7, Class 3A, VAR,
             4.94%, 10/25/33..............       2,646
    3,025  Series B2004-4, Class A4, VAR,
             3.51%, 06/25/34..............       2,943
    1,588  Cendant Mortgage Corp.
             Series 2003-9, Class 1P, PO,
             11/25/33.....................       1,073
           Citicorp Mortgage Securities,
             Inc.
      775  Series 2002-11, Class 1A14,
             6.00%, 11/25/32..............         772
    1,209  Series 2003-8, Class A, PO,
             08/25/33.....................         839

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
    7,505  Series 2004-1, Class A1, 4.75%,
             01/25/34.....................       7,345
    3,015  Series 2004-5, Class A5, 4.50%,
             08/25/34.....................       2,894
           Citigroup Mortgage Loan Trust,
             Inc.
      782  Series 2003-1 W PO,2, PO,
             10/25/33.....................         630
      408  Series 2003-1, Class WA2,
             6.50%, 10/25/33..............         413
    1,129  Series 2003-UP3, Class A3,
             7.00%, 09/25/33..............       1,152
      299  Series 2003-UST1, PO,
             12/25/18.....................         251
      662  Series 2003-UST1, PO,
             12/25/18.....................         553
      527  Series 2003-UST1 PO, 2,
             12/25/18.....................         446
    2,974  Series 2003-UST1, Class A1,
             5.50%, 12/25/18..............       2,968
    1,286  Series 2005-1, Class 2A1A, Zero
             Coupon, 10/25/33.............         874
    2,643  Series 2005-1, Class 2A1A, VAR,
             4.70%, 04/25/35..............       2,624
           Countrywide Alternative Loan
             Trust
    1,513  Series 2002-8, Class A4, 6.50%,
             07/25/32.....................       1,508
    1,360  Series 2003-J1, PO, 10/25/33...       1,059
    1,674  Series 2004-2CB, Class 1A9,
             5.75%, 03/25/34..............       1,586
      780  Series 2004-J3, Class 4A1,
             4.75%, 04/25/19..............         760
    4,508  Series 2005-22T1, Class A2, IF,
             IO, 0.69%, 06/25/35..........          51
    4,864  Series 2005-26CB, Class A10,
             FRN, 5.11%, 07/25/35.........       4,712
    3,000  Series 2005-54CB, Class 1A11,
             5.50%, 11/25/35..............       2,941
    1,009  Series 2005-64CB, Class 1A9,
             5.50%, 12/25/35..............         980
   19,802  Series 2005-J1, Class 1A4, IF,
             IO, 0.72%, 02/25/35..........         215
           Countrywide Home Loan Mortgage
             Pass Through Trust
      419  Series 2003-18, Class A12,
             5.50%, 07/25/33..............         404
    3,613  Series 2003-26, Class 1A6,
             3.50%, 08/25/33..............       3,345
      169  Series 2003-34, Class A11,
             5.25%, 09/25/33..............         168
      310  Series 2003-44 A9, PO,
             10/25/33.....................         183
    1,345  Series 2003-J10, Class 2A1,
             5.00%, 11/25/18..............       1,327
    1,687  Series 2003-J2 A17, IF, IO,
             3.02%, 04/25/33..............          61


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 108

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
    3,332  Series 2003-J7, Class 4A3, IF,
             4.14%, 08/25/18..............       3,084
    1,047  Series 2004-3, PO, 04/25/34....         894
    1,156  Series 2004-7 Class 2A1, FRN,
             4.08%, 06/25/34..............       1,111
    1,799  Series 2004-HYB1, Class 2A,
             VAR, 4.25%, 05/20/34.........       1,759
    2,078  Series 2004-HYB3, Class 2A,
             VAR, 4.10%, 06/20/34.........       2,026
    3,300  Series 2004-J8, Class 1A2,
             4.75%, 11/25/19..............       3,217
    1,703  Series 2005-16, Class A23,
             5.50%, 09/25/35..............       1,667
    7,732  Series 2005-22, Class 2A1, FRN,
             5.35%, 11/25/35..............       7,714
           First Horizon Alternative
             Mortgage Securities
    2,463  Series 2005-AA5, Class 1A2,
             FRN, 5.38%, 07/25/35.........       2,472
    1,014  Series 2005-FA8, Class 1A19,
             5.50%, 11/25/35..............         966
           First Horizon Asset Securities,
             Inc.
      960  Series 2003-7, Class 2A1,
             4.50%, 09/25/18..............         929
    1,513  Series 2004-4, Class 2A2,
             4.50%, 07/25/19..............       1,430
    5,705  Series 2004-AR1, Class 2A2,
             FRN, 5.03%, 04/25/35.........       5,656
    8,074  Series 2004-AR7, Class 2A1,
             FRN, 4.94%, 02/25/35 (m).....       8,006
    1,000  Series 2004-AR7, Class 2A2,
             FRN, 4.94%, 02/25/35.........         988
           GMAC Mortgage Corp. Loan Trust
    2,911  Series 2004-J2, Class A2 , FRN,
             4.88%, 06/25/34..............       2,911
    5,000  Series 2005-1, Class 2A1A, VAR,
             4.89%, 06/19/35..............       4,942
    5,203  Series 2005-AR3, Class 3A3,
             VAR, 4.89%, 06/19/35.........       5,178
           GSR Mortgage Loan Trust
    1,512  Series 2004-10F, Class 2A1,
             5.00%, 08/25/19..............       1,495
      333  Series 2004-3F, Class 3A8,
             13.50%, 02/25/34.............         478
      326  Series 2005-1, Class 2A1A,
             6.00%, 11/25/34..............         325
      297  Kidder Peabody Mortgage Assets
             Trust Series B A1, PO,
             04/22/18.....................         248

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
           MASTR Adjustable Rate Mortgages
             Trust
    3,893  Series 2004-13, Class 2A1, FRN,
             3.82%, 04/21/34..............       3,799
    9,500  Series 2004-13, Class 3A6, FRN,
             3.79%, 11/21/34..............       9,137
           MASTR Alternative Loans Trust
    1,499  Series 2003-8, Class 3A1,
             5.50%, 12/25/33..............       1,491
    1,104  Series 2003-9, Class 8A1,
             6.00%, 01/25/34..............       1,111
      580  Series 2004-1, Class 30, PO,
             02/25/34.....................         438
    3,266  Series 2004-10, Class 1A1,
             4.50%, 09/25/19..............       3,156
    1,275  Series 2004-3, Class 30, PO,
             04/25/34.....................       1,045
    1,319  Series 2004-3, Class 30X1, IO,
             6.00%, 04/25/34..............         198
    1,478  Series 2004-5, Class 30, PO,
             06/25/34.....................       1,166
      836  Series 2004-5, Class 30X1, IO,
             6.00%, 06/25/34..............         168
      821  Series 2004-6, Class 30X1, IO,
             5.50%, 07/25/34..............         176
    6,462  Series 2004-6, Class 7A1,
             6.00%, 07/25/34..............       6,472
      605  Series 2004-7, Class 30, PO,
             08/25/34.....................         465
    2,236  Series 2004-7, Class AX1, IO,
             5.50%, 08/25/34..............         297
           MASTR Asset Securitization
             Trust
      917  Series 2003-10, Class 15, PO,
             11/25/18.....................         677
      529  Series 2003-11, Class 15, PO,
             12/25/18.....................         424
      874  Series 2003-4, Class 5A1,
             5.50%, 05/25/33..............         850
      612  Series 2004-1 Class 30, PO,
             02/25/34.....................         427
      995  Series 2004-3, PO, 03/25/34....         745
    2,545  Series 2004-6, Class 2A9,
             5.25%, 11/25/16..............       2,510
    1,935  Series 2004-8, PO, 08/25/19....       1,461
    1,832  Series 2005-1, Class 2A1A,
             5.00%, 05/25/18..............       1,823
    8,424  MASTR Resecuritization Trust
             Series 2005- PO, Class 3, PO,
             05/28/35 (e).................       6,150


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
           Merrill Lynch & Co., Inc.
      498  7.43%, 08/01/24................         498
      284  Series 47, Class Z, 8.99%,
             10/20/20.....................         303
        8  Series 7B, PO, 04/20/18........           7
           Morgan Stanley Mortgage Trust
    --(h)  Series 35, Class 2, IF, HB,
             9018.00%, 04/20/21...........           8
    --(h)  Series 37, Class 2, IF, IO, HB,
             9017.28%, 07/20/21...........           2
    3,629  MortgageIT Trust Series 2005-1,
             Class 1A1, FRN, 4.70%,
             02/25/35.....................       3,631
           Nomura Asset Acceptance Corp.
    1,284  Series 2003-A1, Class A1,
             5.50%, 05/25/33..............       1,279
      862  Series 2003-A1, Class A2,
             6.00%, 05/25/33..............         864
      261  Series 2003-A1, Class A5,
             7.00%, 04/25/33..............         261
      721  Series 2003-A1, Class A7,
             5.00%, 04/25/18..............         718
    3,064  Series 2004-R2, Class A1, VAR,
             6.50%, 10/25/34 (e)..........       3,099
    1,266  Prime Mortgage Trust Series
             2004-1, Class 2A3, 5.25%,
             08/25/34.....................       1,253
           Residential Accredit Loans,
             Inc.
      578  Series 2002-QS16, Class A3, IF,
             7.47%, 10/25/17..............         544
    1,127  Series 2003-QR19, Class CB4,
             5.75%, 10/25/33..............       1,080
    4,395  Series 2003-QS12, Class A2A,
             IF, IO, 3.22%, 06/25/18......         293
    1,318  Series 2003-QS12, Class A5, IO,
             5.00%, 06/25/18..............         217
   26,351  Series 2003-QS13, Class A6, IF,
             IO, 0.60%, 07/25/33..........         478
    5,015  Series 2003-QS14, Class A1,
             5.00%, 07/25/18..............       4,935
    4,819  Series 2003-QS18, Class A1,
             5.00%, 09/25/18..............       4,745
    1,481  Series 2003-QS3, Class A2, IF,
             6.87%, 02/25/18..............       1,490
    3,431  Series 2003-QS3, Class A8, IF,
             IO, 3.22%, 02/25/18..........         224
    3,012  Series 2004-QS10, Class A6,
             6.00%, 07/25/34..............       3,057
    2,466  Series 2004-QS8, Class A2,
             5.00%, 06/25/34..............       2,417
    3,969  Series 2005-1, Class 2A1A, IF,
             IO, 3.17%, 05/25/18..........         279

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
           Residential Asset
             Securitization Trust
      848  Series 2003-A13, Class A3,
             5.50%, 01/25/34..............         831
      998  Series 2003-A14, Class A1,
             4.75%, 02/25/19..............         971
           Residential Funding Mortgage
             Securities I
      885  Series 2003-S11, Class A1,
             2.50%, 06/25/18..............         846
    1,891  Series 2003-S12, Class 4A5,
             4.50%, 12/25/32..............       1,785
    2,269  Series 2003-S13, Class A3,
             5.50%, 06/25/33..............       2,164
    1,863  Series 2003-S14, Class A4, PO,
             07/25/18.....................       1,774
    2,747  Series 2003-S7, Class A17,
             4.00%, 05/25/33..............       2,640
    2,000  Series 2004-S6, Class 3A5,
             4.50%, 06/25/19..............       1,881
    4,534  Series 2005-SA4, Class 1A1,
             VAR, 5.01%, 09/25/35.........       4,568
           Residential Funding Securities
             Corp.
      243  Series 2002-RM1, Class AP1, PO,
             12/25/17.....................         205
      495  Series 2003-RM2, Class AP3, PO,
             05/25/33.....................         417
           Salomon Brothers Mortgage
             Securities VII
       36  Series 2000-UP1, Class A2,
             8.00%, 08/25/27..............          36
      729  Series 2003-UP2, Class 1, PO,
             12/25/18.....................         610
    4,285  Structured Adjustable Rate
             Mortgage Loan Trust Series
             2004-6, Class 5A4, VAR,
             5.00%, 06/25/34..............       4,209
           Structured Asset Securities
             Corp.
      250  Series 2003-8, Class 1A2, Zero
             Coupon, 05/25/32.............         211
    1,513  Series 2003-8, Class 1A2,
             5.00%, 04/25/18..............       1,483
   11,702  Series 2004-20, Class 1A3,
             5.25%, 11/25/34 (m)..........      11,450
           Washington Mutual Alternative
             Mortgage Pass-Through
             Certificates
    4,073  Series 2002-MS12, Class A,
             6.50%, 05/25/32..............       4,092
   43,452  Series 2005-2, Class 1A4, IF,
             IO, 0.67%, 04/25/35..........         403
    2,174  Series 2005-4, Class CB7,
             5.50%, 06/25/35..............       2,123


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 110

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
    1,594  Series 2005-4, Class DP, Zero
             Coupon, 06/25/20.............       1,344
    5,610  Series 2005-6, Class 2A4,
             5.50%, 08/25/35..............       5,599
      938  Washington Mutual MSC Mortgage
             Pass-Through Certificates
             Series 2004-RA4, Class 1P,
             PO, 04/25/19.................         783
           Washington Mutual, Inc.
    3,377  Series 2003-AR4, Class A6, VAR,
             3.42%, 05/25/33..............       3,293
    1,131  Series 2003-AR5, Class A5, VAR,
             3.84%, 06/25/33..............       1,118
    1,134  Series 2003-AR7, Class A6, VAR,
             3.03%, 08/25/33..............       1,083
      382  Series 2003-AR8, Class A, FRN,
             4.03%, 08/25/33..............         381
    3,562  Series 2003-S10, Class A5,
             5.00%, 10/25/18..............       3,490
      539  Series 2003-S10, Class A6, PO,
             10/25/18.....................         371
    2,262  Series 2003-S8, Class A4,
             4.50%, 09/25/18..............       2,145
    2,269  Series 2003-S8, Class A6,
             4.50%, 09/25/18..............       2,174
      623  Series 2003-S9, PO, 10/25/33...         429
    1,060  Series 2004-AR3, Class A2, VAR,
             4.24%, 06/25/34..............       1,042
           Wells Fargo Mortgage Backed
             Securities Trust
    2,324  Series 2003-11 1A, PO,
             10/25/18.....................       1,658
    5,294  Series 2003-11, Class 1A4,
             4.75%, 10/25/18..............       5,166
    2,050  Series 2003-13, Class A7,
             4.50%, 11/25/18..............       1,922
   38,520  Series 2003-16, Class 2A, IO,
             VAR, 0.11%, 12/25/18.........         191
    1,435  Series 2003-17, Class 2A4,
             5.50%, 01/25/34..............       1,431
    2,478  Series 2003-17, Class A, PO,
             01/25/34.....................       1,849
    1,739  Series 2003-8, Class A9, 4.50%,
             08/25/18.....................       1,658
    1,445  Series 2003-K, Class 1A2, FRN,
             4.49%, 11/25/33..............       1,391
      687  Series 2004-1 A11, 0.00%,
             01/25/34.....................         421
    6,330  Series 2004-7, Class 2A2,
             5.00%, 07/25/19..............       6,237
    7,949  Series 2004-BB, Class A4, FRN,
             4.57%, 01/25/35..............       7,840

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
    7,482  Series 2004-EE, Class 3A1, FRN,
             3.99%, 01/25/35..............       7,292
    9,581  Series 2004-P, Class 2A1, FRN,
             4.23%, 09/25/34..............       9,364
      943  Series 2004-Q, Class 1A3, FRN,
             4.91%, 09/25/34..............         912
    5,377  Series 2004-S, Class A5, FRN,
             3.54%, 09/25/34..............       5,171
    4,617  Series 2005-AR10, Class 2A4,
             FRN, 4.11%, 06/25/35.........       4,494
    3,638  Series 2005-AR16, Class 2A1,
             VAR, 4.95%, 10/25/35.........       3,618
                                            ----------
                                               334,118
                                            ----------
  Total Collateralized Mortgage
    Obligations
    (Cost $937,302)
                                               924,708
                                            ----------
COMMERCIAL MORTGAGE BACKED SECURITIES (0.0%): (G)
      234  Bear Stearns Commercial
             Mortgage Securities Series
             2000-WF1, Class A1, 7.64%,
             02/15/32
             (Cost $248)                           243
                                            ----------
MORTGAGE PASS-THROUGH SECURITIES (20.6%):
           Federal Home Loan Mortgage
             Corp. Gold Pools
      830  3.50%, 05/01/19................         773
   24,999  4.00%, 05/01/14 - 11/01/18
             (m)..........................      23,943
    1,196  4.50%, 10/01/18................       1,166
    4,895  5.50%, 06/01/17 - 10/01/33.....       4,868
   11,041  6.00%, 01/01/14 - 12/01/33.....      11,224
   14,931  6.50%, 02/01/17 - 11/01/34
             (m)..........................      15,336
   10,319  7.00%, 12/01/14 - 04/01/35.....      10,723
    1,507  7.50%, 09/01/10 - 12/01/15.....       1,569
      238  8.50%, 08/01/30................         258
      527  10.50%, 07/20/21...............         585
           Federal Home Loan Mortgage
             Corp. Conventional Pools
      806  ARM, 4.68%, 03/01/35...........         798
      330  ARM, 5.09%, 01/01/30...........         337
   11,573  5.50%, 07/01/35................      11,495
       33  7.50%, 03/01/09 - 05/01/17.....          34
       10  8.00%, 04/01/09................          10
        4  8.50%, 05/01/07 - 02/01/08.....           4
      161  8.75%, 06/01/17................         165
       64  10.50%, 05/01/19...............          66
      105  12.00%, 08/01/15 - 07/01/19....         114
           Federal National Mortgage
             Association Various Pools
   29,242  4.00%, 07/01/18 - 04/01/34
             (m)..........................      27,740
    2,624  ARM, 4.02%, 06/01/34...........       2,570
    2,074  ARM, 4.05%, 02/01/34...........       2,026


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Mortgage Pass-Through Securities, continued:
    2,557  ARM, 4.19%, 10/01/34...........       2,518
      130  ARM, 4.34%, 09/01/27...........         130
   18,243  4.50%, 11/01/14 - 02/01/35.....      17,742
      520  ARM, 4.55%, 03/01/29...........         520
    1,993  ARM, 4.74%, 05/01/35...........       1,982
   14,976  ARM, 4.87%, 01/01/35 (m).......      14,980
    1,990  ARM, 4.92%, 04/01/34...........       1,999
      104  ARM, 4.97%, 03/01/19...........         106
    6,885  5.00%, 06/01/18 - 09/01/35.....       6,799
      221  ARM, 5.44%, 11/01/32...........         221
   28,983  5.50%, 06/01/12 - 03/01/34.....      28,856
   18,329  6.00%, 02/01/14 - 09/01/33.....      18,610
      137  6.25%, 07/01/23................         139
   13,490  6.50%, 09/01/13 - 08/01/33.....      13,948
    9,628  7.00%, 12/01/16 - 02/01/33.....      10,033
    1,064  7.50%, 03/01/17 - 09/01/21.....       1,118
    5,805  8.00%, 04/01/11 - 11/01/28.....       6,182
    1,405  8.50%, 12/01/07 - 06/01/30.....       1,504
    1,985  9.00%, 02/01/10 - 08/01/30.....       2,163
       50  9.50%, 07/01/28................          56
      206  10.00%, 07/01/19 - 02/01/24....         228
      219  10.20%, 06/25/21...............         244
      125  10.25%, 07/15/13...............         136
      142  10.50%, 11/01/18...............         158
      142  11.00%, 04/01/19 - 08/20/20....         159
       89  12.50%, 01/01/16...............          98
           Federal National Mortgage
             Association Pools TBA
    1,171  4.50%, 08/01/33................       1,104
    1,116  6.50%, 10/01/35................       1,146
           Government National Mortgage
             Association Various Pools
    1,450  3.50%, 09/20/33................       1,299
    2,103  6.00%. 04/20/17 - 06/15/18.....       2,157
      447  6.38%, 08/15/26................         466
    4,173  6.50%, 03/15/23 - 04/15/33.....       4,363
    3,278  7.00%, 09/15/14 - 06/15/33.....       3,447
    1,100  7.50%, 11/15/17 - 01/15/33.....       1,159
    1,995  8.00%, 01/15/08 - 11/20/28.....       2,129
      109  8.50%, 07/15/08 - 05/20/25.....         117
       21  9.00%, 02/15/30 - 01/15/31.....          23
       63  11.00%, 01/15/21...............          69
                                            ----------
  Total Mortgage Pass-Through Securities
    (Cost $263,630)                            263,912
                                            ----------
U.S. GOVERNMENT AGENCY SECURITIES (0.9%):
           Federal Home Loan Mortgage
             Corp.
    2,269  6.63%, 09/15/09 (m)............       2,411
      756  6.88%, 09/15/10 (c)............         823
       93  Federal Housing Authority
             7.43%, 08/01/20..............          93

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. Government Agency Securities, continued:
           Federal National Mortgage
             Association
      756  5.50%, 03/15/11................         781
    4,613  6.13%, 03/15/12 (c)............       4,936
    1,513  6.63%, 09/15/09 (m)............       1,609
    1,513  7.25%, 0/15/10.................       1,649
                                            ----------
  Total U.S. Government Agency Securities
    (Cost $12,176)                              12,302
                                            ----------
U.S. TREASURY OBLIGATIONS (1.1%):
           U.S. Treasury Bonds
    1,513  10.38%, 11/15/12 (c)...........       1,672
    1,437  11.75%, 11/15/14...............       1,809
    3,592  12.00%, 08/15/13 (c)...........       4,262
      378  U.S. Treasury Notes 6.50%,
             02/15/10 (c).................         408
           U.S. Treasury STRIPS
      756  PO, 02/15/09 (c)...............         660
      227  PO, 05/15/11 (c)...............         181
      945  PO, 05/15/12 (c)...............         718
    1,513  PO, 02/15/13...................       1,107
      567  PO, 02/15/14 (c)...............         395
    1,361  PO, 05/15/14 (c)...............         937
    1,891  PO, 08/15/14...................       1,286
    1,323  PO, 11/15/14...................         889
      189  PO, 02/15/16...................         120
                                            ----------
  Total U.S. Treasury Obligations
    (Cost $14,671)                              14,444
                                            ----------
  Total Long-Term Investments
    (Cost $1,236,515)                        1,224,108
                                            ----------
 SHARES
---------
SHORT-TERM INVESTMENTS (4.3%):
Investment Company (4.3%):
   54,770  JPMorgan Liquid Assets Money
             Market Fund (b)
             (Cost $54,770)...............      54,770
                                            ----------
PRINCIPAL
AMOUNT($)
---------
INVESTMENTS OF CASH COLLATERAL ON SECURITIES LOANED
(1.1%):
Cash Deposit (0.0%): (g)
      500  Wells Fargo Bank San Francisco
             4.30%, 01/27/06..............         500
                                            ----------
Commercial Papers (0.1%):
      730  Credit Suisse First Boston
             4.27%, 10/17/06..............         730
      500  Morgan Stanley 4.33%,
             04/17/06.....................         500
                                            ----------
                                                 1,230
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 112

JPMORGAN MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
 AMOUNT         SECURITY DESCRIPTION          VALUE
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL ON SECURITIES LOANED,
  CONTINUED:
Corporate Notes (0.2%):
      600  Bank of America 4.31%,
             11/07/06.....................         600
      650  CDC Financial Products Inc.
             4.35%, 01/30/06..............         650
      685  Citigroup Global Markets Inc.
             4.32%, 01/06/06..............         685
      552  Links Finance LLC 4.29%,
             10/06/06.....................         551
                                            ----------
                                                 2,486
                                            ----------
Repurchase Agreements (0.8%):
    1,243  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             1/3/06, repurchase price
             $1,244, collateralized by
             U.S. Government Agency
             Mortgages....................       1,243
    2,900  Lehman Brothers Inc., 4.26%,
             dated 12/30/05, due 1/3/06,
             repurchase price $2,901,
             collateralized by U.S.
             Government Agency
             Mortgages....................       2,900

PRINCIPAL
 AMOUNT         SECURITY DESCRIPTION          VALUE
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL ON SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
    2,700  Morgan Stanley, 4.27%, dated
             12/30/05, due 1/3/06,
             repurchase price $2,701,
             collateralized by U.S.
             Government Agency
             Mortgages....................       2,700
    2,700  UBS Securities LLC, 4.26%,
             dated 12/30/05, due 1/3/06,
             repurchase price $2,701,
             collateralized by U.S. Agency
             Mortgages....................       2,700
                                            ----------
                                                 9,543
                                            ----------
  Total Investments of Cash Collateral on
    Securities Loaned (Cost $13,759)            13,759
                                            ----------
TOTAL INVESTMENTS (100.7%)
  (Cost $1,305,044)                          1,292,637
LIABILITIES IN EXCESS OF OTHER ASSETS
  (0.7%)                                        (9,144)
                                            ----------
NET ASSETS (100.0%)                         $1,283,493
                                            ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
 LONG-TERM INVESTMENTS (99.0%):
ASSET BACKED SECURITIES (4.6%):
            Advanta Mortgage Loan Trust
    198     Series 1999-2, Class A6, 6.82%,          198
              05/25/29......................
    409     Series 2000-2, Class A6, SUB,            415
              7.72%, 03/25/15...............
            AmeriCredit Automobile
              Receivables Trust
  2,592     Series 2001-D, Class A4, 4.41%,        2,591
              11/12/08......................
    520     Series 2002-A, Class A4, 4.61%,          519
              01/12/09......................
    349     Series 2002-B, Class A4, 4.46%,          348
              04/12/09......................
    125     Series 2002-C, Class A4, 3.55%,          124
              02/12/09......................
    500     Amortizing Residential                   503
              Collateral Trust Series
              2002-BC6, Class M1, FRN,
              5.13%, 08/25/32...............
    168     Bayview Financial Acquisition            168
              Trust Series 2002-CA, Class
              M1, FRN, 5.13%, 05/25/32
              (e)...........................
    659     Capital Auto Receivables Asset           655
              Trust Series 2003-1, Class
              A3A, 2.75%, 04/16/07..........
            Capital One Master Trust
  1,105     Series 1998-1, Class A, 6.31%,         1,140
              06/15/11......................
  1,000     Series 2001-5, Class A, 5.30%,         1,003
              06/15/09......................
  1,225     Series 2001-8A, Class A, 4.60%,        1,222
              08/17/09......................
            Capital One Multi-Asset
              Execution Trust
    326     Series 2003-B2, Class B2, 3.50%,         325
              02/17/09......................
     45     Series 2003-C2, Class C2, 4.32%,          45
              04/15/09......................
            Chase Credit Card Master Trust
    104     Series 2001-2, Class A, FRN,             104
              4.49%, 09/15/08...............
  1,000     Series 2003-1, Class C, FRN,           1,000
              5.47%, 04/15/08...............
     37     Chase Funding Mortgage Loan               37
              Asset-Backed Certificates
              Series 2002-2, Class 1A4,
              4.88%, 08/25/28...............
    200     Chemical Master Credit Card              200
              Trust 1 Series 1996-2, Class
              A, 5.98%, 09/15/08............
  5,000     CIT Rv Trust Series 1998-A,            5,016
              Class B, 6.29%, 01/15/17......

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
            Citibank Credit Card Issuance
              Trust
    410     Series 2001-C3, Class C3, 6.65%,         413
              05/15/08......................
  3,000     Series 2002-A1, Class A1, 4.95%,       3,003
              02/09/09......................
     80     Series 2002-B1, Class B1,                 80
              FRN,4.85%, 06/25/09...........
    120     Series 2002-C1, Class C1, FRN,           121
              5.28%, 02/09/09...............
     50     Series 2002-C3, Class C3, FRN,            51
              5.63%, 12/15/09...............
    820     Series 2004-A1, Class A1, 2.55%,         801
              01/20/09......................
  1,000     Series 2005-B1, Class B1, 4.40%,         985
              09/15/10......................
            Citibank Credit Card Master
              Trust I
    285     Series 1999-2, Class B, 6.15%,           295
              03/10/11......................
  1,500     Series 1999-5, Class A, 6.10%,         1,507
              05/15/08......................
    856     Series 1999-5, Class B, 6.30%,           860
              05/15/08......................
  1,398     CNH Equipment Trust Series             1,383
              2003-B, Class A3B, 2.47%,
              01/15/08......................
  1,586     Community Program Loan Trust           1,562
              Series 1987-A, Class A4,
              4.50%, 10/01/18...............
    226     CS First Boston Mortgage                 227
              Securities Corp. Series
              2002-HE4, Class AF, 5.51%,
              08/25/32......................
            Daimler Chrysler Auto Trust
     57     Series 2002-B, Class A4, 3.53%,           57
              12/06/07......................
    134     Series 2002-C, Class A4, 3.09%,          133
              01/08/08......................
            Discover Card Master Trust I
    200     Series 1996-3, Class A, 6.05%,           200
              08/18/08......................
    300     Series 2000-9, Class A, 6.35%,           300
              07/15/08......................
    425     Series 2002-2, Class A, 5.15%,           427
              10/15/09......................
      3     Equity One ABS, Inc. Series                3
              2002-1, Class AF2, SUB, 5.52%,
              08/25/32......................
    436     Federal Home Loan Mortgage Corp.         436
              Structured Pass Through
              Securities Series T-20, Class
              A6, SUB, 7.49%, 09/25/29......


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 114

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
            Fleet Credit Card Master Trust
              II
    490     Series 2001-B, Class A, 5.60%,           492
              12/15/08......................
    985     Series 2003-A, Class A, 2.40%,           984
              07/15/08......................
  2,975     Ford Credit Auto Owner Trust           2,943
              Series 2004-A, Class A3,
              2.93%, 03/15/08...............
     52     Harley-Davidson Motorcycle Trust          52
              Series 2002-1, Class A2,
              4.50%, 01/15/10...............
    260     Household Private Label Credit           262
              Card Master Note Trust I
              Series 2002-1, Class A, 5.50%,
              01/18/11......................
            MBNA Credit Card Master Note
              Trust
    770     Series 2001-A1, Class A1, 5.75%,         773
              10/15/08......................
    215     Series 2001-C1, Class C1, FRN,           216
              5.42%, 10/15/08...............
    575     Series 2001-C3, Class C3, 6.55%,         580
              12/15/08......................
    130     Series 2002-B1, Class B1, 5.15%,         130
              07/15/09......................
     85     Series 2002-C1, Class C1, 6.80%,          92
              07/15/14......................
     40     Series 2003-A1, Class A1, 3.30%,          39
              07/15/10......................
  1,000     Series 2003-C1, Class C1, FRN,         1,055
              6.07%, 06/15/12...............
            MBNA Master Credit Card Trust
              USA
     65     Series 1999-B, Class C, 6.65%,            68
              08/15/11 (e)..................
    345     Series 1999-D, Class B, 6.50%,           347
              11/15/08......................
    167     Series 2000-D, Class A, FRN,             167
              4.57%, 09/15/09...............
  1,000     Series 2000-D, Class C, 8.40%,         1,042
              09/15/09 (e)..................
    683     Onyx Acceptance Grantor Trust            678
              Series 2004-B, Class A3,
              3.09%, 09/15/08...............
     66     PNC Student Loan Trust I Series           66
              1997-2, Class A7, 6.73%,
              01/25/07......................
     91     Residential Asset Mortgage                91
              Products, Inc. Series
              2001-RS3, Class AI4, SUB,
              6.29%, 10/25/31...............

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
            Residential Asset Securities
              Corp.
    270     Series 2000-KS3, Class AI6,              271
              7.81%, 07/25/31...............
    173     Series 2000-KS5, Class AII, FRN,         173
              4.62%, 12/25/31...............
    139     Series 2001-KS1, Class AI6,              139
              6.35%, 03/25/32...............
    134     Residential Funding Mortgage             134
              Securities II Series 2000-HI1,
              Class AI7, SUB, 8.29%,
              02/25/25......................
    107     SSB Auto Loan Trust Series               107
              2002-1, Class A4, 2.89%,
              02/15/09......................
    390     Standard Credit Card Master              392
              Trust Series A, 7.25%,
              04/07/08......................
     83     Vanderbilt Mortgage Finance               84
              Series 1996-A, Class A5,
              7.43%, 04/07/26...............
            WFS Financial Owner Trust
  8,000     Series 2003-2, Class A4, 2.41%,        7,879
              12/20/10......................
  1,277     Series 2003-4, Class A4, 3.15%,        1,253
              05/20/11......................
                                              ----------
  Total Asset Backed Securities
    (Cost $49,449)                                48,966
                                              ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (10.0%):
Agency CMO (9.2%):
            Federal Home Loan Mortgage Corp.
     62     Series 2, Class Z, 9.30%,                 66
              03/15/19......................
     35     Series 12, Class A, 9.25%,                35
              11/15/19......................
     69     Series 16, Class D, 10.00%,               69
              10/15/19......................
     89     Series 17, Class I, 9.90%,                89
              10/15/19......................
    133     Series 23, Class F, 9.60%,               133
              04/15/20......................
     72     Series 26, Class F, 9.50%,                72
              02/15/20......................
     17     Series 81, Class A, 8.13%,                17
              11/15/20......................
     63     Series 85, Class C, 8.60%,                62
              01/15/21......................
     61     Series 99, Class Z, 9.50%,                61
              01/15/21......................
     10     Series 159, Class H, 4.50%,               10
              09/15/21......................
     15     Series 189, Class D, 6.50%,               15
              10/15/21......................
     16     Series 1053, Class G, 7.00%,              16
              03/15/21......................


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     46     Series 1056, Class KZ, 6.50%,             46
              03/15/21......................
     20     Series 1074, Class H, 8.50%,              20
              05/15/21......................
     74     Series 1082, Class C, 9.00%,              74
              05/15/21......................
     26     Series 1087, Class I, 8.50%,              27
              06/15/21......................
     12     Series 1114, Class E, 8.00%,              12
              07/15/06......................
     91     Series 1125, Class Z, 8.25%,              91
              08/15/21......................
     84     Series 1142, Class IA, 7.00%,             84
              10/15/21......................
     13     Series 1169, Class G, 7.00%,              13
              11/15/21......................
     11     Series 1170, Class H, 7.50%,              11
              11/15/06......................
     58     Series 1173, Class E, 6.50%,              58
              11/15/21......................
     44     Series 1204, Class H, 7.50%,              44
              02/15/07......................
    108     Series 1211, Class L, 7.00%,             108
              03/15/07......................
     16     Series 1221, Class I, 7.00%,              16
              03/15/07......................
    622     Series 1314, Class L, 8.00%,             623
              07/15/07......................
    142     Series 1343, Class LA, 8.00%,            144
              08/15/22......................
     56     Series 1386, Class E, IF, 7.69%,          56
              10/15/07......................
     96     Series 1389, Class PS, IF,                96
              8.61%, 10/15/07...............
    207     Series 1417, Class FA, FRN,              206
              3.87%, 11/15/07...............
     49     Series 1424, Class F, FRN,                48
              3.62%, 11/15/22...............
    738     Series 1445, Class L, 7.00%,             747
              12/15/07......................
    760     Series 1480, Class LZ, 7.50%,            780
              03/15/23......................
     27     Series 1515, Class SA, IF,                27
              8.61%, 05/15/08...............
    460     Series 1539, Class PL, 6.50%,            462
              05/15/08......................
    407     Series 1550, Class SC, IF,               408
              7.75%, 07/15/08...............
    282     Series 1565, Class G, 6.00%,             284
              08/15/08......................
     35     Series 1575, Class SA, IF,                34
              6.38%, 08/15/08...............

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     50     Series 1580, Class P, 6.50%,              51
              09/15/08......................
     29     Series 1604, Class MB, IF,                29
              9.68%, 11/15/08...............
    543     Series 1606, Class H, 6.00%,             547
              11/15/08......................
    127     Series 1610, Class PM, 6.25%,            127
              04/15/22......................
    352     Series 1612, Class PH, 6.00%,            355
              11/15/08......................
     26     Series 1612, Class SD, IF,                27
              10.18%, 11/15/08..............
     16     Series 1614, Class J, 6.25%,              16
              11/15/22......................
     21     Series 1625, Class SG, IF,                22
              9.93%, 12/15/08...............
    674     Series 1626, Class PT, 6.00%,            681
              12/15/08......................
    179     Series 1641, Class FA, FRN,              183
              5.33%, 12/15/13...............
     58     Series 1659, Class TZ, 6.75%,             59
              01/15/09......................
    184     Series 1673, Class H, 6.00%,             186
              11/15/22......................
  1,390     Series 1688, Class J, 6.00%,           1,401
              12/15/13......................
     74     Series 1693, Class H, 6.00%,              74
              12/15/08......................
    468     Series 1701, Class PH, 6.50%,            474
              03/15/09......................
    445     Series 1702, Class TJ, 7.00%,            459
              04/15/13......................
    504     Series 1754, Class Z, 8.50%,             534
              09/15/24......................
  1,095     Series 1779, Class Z, 8.50%,           1,096
              04/15/25......................
     28     Series 1807, Class G, 9.00%,              29
              10/15/20......................
     43     Series 1838, Class H, 6.50%,              44
              04/15/11......................
     16     Series 2496, Class B, 5.50%,              16
              11/15/15......................
     56     Series 2512, Class PX, 5.00%,             56
              06/15/18......................
  1,000     Series 2617, Class UM, 4.00%,            970
              05/15/15......................
    155     Series 2668, Class AD, 4.00%,            152
              01/15/15......................
    876     Series 2685, Class MX, 4.00%,            852
              07/15/16......................
  1,800     Series 2762, Class LD, 5.00%,          1,786
              10/15/27......................


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 116

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    351     Series 2763, Class TA, 4.00%,            344
              03/15/11......................
  6,670     Series 2765, Class CA, 4.00%,          6,447
              07/15/17......................
  1,865     Series 2780, Class YP, 7.50%,          1,980
              08/15/18......................
  1,000     Series 2786, Class PC, 4.50%,            980
              10/15/16......................
  1,017     Series 2851, Class BD, 4.00%,            988
              02/15/20......................
  8,783     Series 2875, Class HA, 4.00%,          8,455
              11/15/18......................
  3,500     Series 2962, Class WJ, 5.50%,          3,554
              06/15/24......................
  3,225     Series 2993, Class MN, 5.00%,          3,221
              06/15/23......................
            Federal Home Loan Mortgage
              Corp. -- Government National
              Mortgage Association
  2,132     Series 31, Class Z, 8.00%,             2,316
              04/25/24......................
    486     Series 56, Class Z, 7.50%,               505
              09/20/26......................
            Federal Home Loan Mortgage Corp.
  --(h)     Series 1045, Class G, IO, HB,             --(h)
              1067.64%, 02/15/21............
     18     Series 1338, Class Q, PO,                 18
              08/15/07......................
            Federal National Mortgage
              Association
     48     Series 1988-7, Class Z, 9.25%,            51
              04/25/18......................
     55     Series 1988-13, Class C, 9.30%,           61
              05/25/18......................
     46     Series 1988-15, Class A, 9.00%,           49
              06/25/18......................
     56     Series 1988-16, Class B, 9.50%,           61
              06/25/18......................
     33     Series 1989-2, Class D, 8.80%,            36
              01/25/19......................
    117     Series 1989-27, Class Y, 6.90%,          119
              06/25/19......................
     27     Series 1989-54, Class E, 8.40%,           29
              08/25/19......................
     28     Series 1989-66, Class J, 7.00%,           29
              09/25/19......................
     22     Series 1989-70, Class G, 8.00%,           23
              10/25/19......................
    478     Series 1989-72, Class E, 9.35%,          520
              10/25/19......................
     58     Series 1989-89, Class H, 9.00%,           62
              11/25/19......................

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     30     Series 1989-96, Class H, 9.00%,           32
              12/25/19......................
     37     Series 1990-7, Class B, 8.50%,            38
              01/25/20......................
     30     Series 1990-12, Class G, 4.50%,           29
              02/25/20......................
    794     Series 1990-19, Class G, 9.75%,          862
              02/25/20......................
    110     Series 1990-58, Class J, 7.00%,          114
              05/25/20......................
    106     Series 1990-61, Class H, 7.00%,          110
              06/25/20......................
     54     Series 1990-106, Class J, 8.50%,          57
              09/25/20......................
     22     Series 1990-109, Class J, 7.00%,          22
              09/25/20......................
     66     Series 1990-111, Class Z, 8.75%,          69
              09/25/20......................
     30     Series 1990-117, Class E, 8.95%,          32
              10/25/20......................
     30     Series 1990-123, Class G, 7.00%,          31
              10/25/20......................
     33     Series 1990-132, Class Z, 7.00%,          33
              11/25/20......................
  1,224     Series 1990-137, Class X, 9.00%,       1,316
              12/25/20......................
     20     Series 1991-114, Class C, 8.50%,          20
              09/25/06......................
    142     Series 1991-130, Class C, 9.00%,         152
              09/25/21......................
     10     Series 1991-53, Class J, 7.00%,           11
              05/25/21......................
     25     Series 1991-72, Class G, 8.00%,           25
              07/25/06......................
     35     Series 1992-18, Class HC, 7.50%,          36
              03/25/07......................
    226     Series 1992-68, Class M, 8.00%,          229
              05/25/07......................
    629     Series 1992-81, Class ZB, 8.50%,         657
              04/25/22......................
    660     Series 1992-138, Class G, 7.50%,         669
              08/25/22......................
    798     Series 1993-68, Class PL, 7.00%,         809
              05/25/08......................
    463     Series 1993-71, Class PH, 6.50%,         468
              05/25/08......................
    434     Series 1993-78, Class H, 6.50%,          439
              06/25/08......................
    435     Series 1993-101, Class PJ,               441
              7.00%, 06/25/08...............
  2,677     Series 1993-129, Class H, 6.50%,       2,710
              08/25/08......................


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    560     Series 1993-134, Class H, 6.50%,         568
              08/25/08......................
     46     Series 1993-140, Class H, 6.50%,          46
              03/25/13......................
  1,085     Series 1993-154, Class H, 6.00%,       1,094
              08/25/08......................
     21     Series 1993-165, Class SN, IF,            21
              7.58%, 09/25/23...............
     28     Series 1993-170, Class K, 6.25%,          28
              07/25/08......................
     18     Series 1993-192, Class SC, IF,            19
              7.63%, 10/25/08...............
     36     Series 1993-196, Class FA, FRN            35
              3.97%, 10/25/08...............
     13     Series 1993-204, Class VD,                13
              5.95%, 06/25/06...............
    500     Series 1993-220, Class PJ,               512
              6.00%, 11/25/13...............
     18     Series 1993-231, Class SB, IF,            18
              7.62%, 12/25/08...............
      1     Series 1993-233, Class SC, IF,             1
              7.59%, 12/25/08...............
    248     Series 1994-1, Class K, 6.50%,           248
              06/25/13......................
  1,858     Series 1994-7, Class PG, 6.50%,        1,882
              01/25/09......................
    103     Series 1994-12, Class C, 6.25%,          103
              01/25/09......................
     37     Series 1994-20, Class Z, 6.50%,           38
              02/25/09......................
    197     Series 1994-32, Class Z, 6.50%,          199
              03/25/09......................
    224     Series 1994-33, Class H, 6.00%,          226
              03/25/09......................
  1,105     Series 1994-62, Class PH, 6.90%,       1,122
              11/25/23......................
  2,181     Series 1995-13, Class D, 6.50%,        2,208
              09/25/08......................
    194     Series 1995-13, Class K, 6.50%,          196
              10/25/08......................
    170     Series 1997-42, Class PB, 7.50%,         170
              03/18/12......................
     13     Series 1997-46, Class PN, 6.50%,          13
              07/18/12......................
     39     Series 1997-55, Class B, 7.00%,           40
              02/18/27......................
      4     Series 1997-67, Class GA, 4.00%,           4
              02/25/09......................
      1     Series 1999-19, Class TD, 6.50%,           1
              04/25/13......................

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    194     Series 2001-7, Class PQ, 6.00%,          194
              10/25/15......................
  1,386     Series 2001-61, Class VA, 7.00%,       1,408
              07/25/12......................
  1,383     Series 2001-69, Class VA, 5.50%,       1,394
              11/25/12......................
 10,000     Series 2003-113, Class PC,             9,708
              4.00%, 03/25/15...............
  5,000     Series 2003-84, Class GC, 4.50%,       4,914
              05/25/15......................
  2,900     Series 2005-40, Class YA, 5.00%,       2,895
              09/25/20......................
  3,000     Series 2005-47, Class AN, 5.00%,       2,994
              12/25/16......................
    693     Series 2005-48, Class OM, 5.00%,         684
              03/25/30......................
  4,928     Series 2005-68, Class JK, 5.25%,       4,908
              05/25/35......................
     45     Series G-11, Class Z, 8.50%,              49
              05/25/21......................
     25     Series G-22, Class ZT, 8.00%,             26
              12/25/16......................
     61     Series G-41, Class PT, 7.50%,             63
              10/25/21......................
     86     Series G92-35, Class E, 7.50%,            90
              07/25/22......................
     43     Series G92-40, Class ZC, 7.00%,           44
              07/25/22......................
    441     Series G92-44, Class ZQ, 8.00%,          469
              07/25/22......................
     96     Series G92-54, Class ZQ, 7.50%,          101
              09/25/22......................
            Federal National Mortgage
              Association
    114     Series 25, Class 1, 6.00%,               116
              02/01/13......................
    695     Series 108, Class 1, PO,                 624
              03/25/20......................
      9     Series 268, Class 2,IO, 9.00%,             2
              02/01/23......................
     11     Series 1992-96, Class B, PO,              10
              05/25/22......................
     11     Series 1993-225, Class MC, PO,            10
              11/25/23......................
    169     Series 1993-235, Class G, PO,            143
              09/25/23......................
     28     Series 1995-23, Class OB, PO,             27
              10/25/07......................
     69     Series 2001-4, Class EP, PO,              69
              03/25/28......................


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 118

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
     29     Series B, Class 1, 6.00%,                 29
              05/01/09......................
     13     Federal National Mortgage                 15
              Association Whole Loan Series
              1995-W3, Class A, 9.00%,
              04/25/25......................
            Government National Mortgage
              Association
    317     Series 1997-12, Class D, 7.50%,          321
              09/20/27......................
  2,125     Series 2002-71, Class VJ, 6.00%,       2,138
              12/20/14......................
     64     Vendee Mortgage Trust                     69
              Series 1994-3C, Class 3,
              9.78%, 03/15/21...............
                                              ----------
                                                  96,968
                                              ----------
Non-Agency CMO (0.8%):
    567     ABN Amro Mortgage Corp. Series           548
              2003-7, Class A3, 4.50%,
              07/25/18......................
  1,620     Bear Stearns Adjustable Rate           1,587
              Mortgage Trust Series 2003-7,
              Class 3A, VAR, 4.94%,
              10/25/33......................
    109     Citicorp Mortgage Securities,            109
              Inc. Series 1994-3, Class A4,
              6.50%, 02/25/24...............
  1,287     Countrywide Alternative Loan           1,291
              Trust Series 2003-J3, Class
              2A1, 6.25%, 12/25/33..........
     71     GMAC Mortgage Corp. Loan Trust
    779     Series 2003-J1, Class A3, 5.25%,          70
              03/25/18......................
                                                     761
            Series 2003-J4, Class 2A1,
              4.75%, 09/25/18...............
     75     Impac CMB Trust Series 2003-3,            75
              Class M1, FRN, 5.47%,
              01/25/33......................
     37     Kidder Peabody Mortgage Assets            38
              Trust Series A, Class A1,
              6.50%, 02/22/17...............
  2,422     MASTR Asset Securitization Trust       2,411
              Series 2003-4, Class 2A2,
              5.00%, 05/25/18...............
     21     Merrill Lynch Trust Series 44,            21
              Class G, 9.00%, 08/20/20......
            Paine Webber CMO Trust
      6     Series J, Class 3, 8.80%,                  6
              05/01/18......................
     32     Series L, Class 4, 8.95%,                 34
              07/01/18......................

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
  1,000     Residential Accredit Loans, Inc.         949
              Series 2003-QR24, Class A7,
              4.00%, 07/25/33...............
     31     Salomon Brothers Mortgage                 32
              Securities VII Series
              2000-UP1, Class A2, 8.00%,
              08/25/27......................
     15     Structured Mortgage Asset                 15
              Residential Trust Series
              1993-2A, Class AE, 7.60%,
              03/25/09......................
    271     Wells Fargo Mortgage Backed              261
              Securities Trust Series
              2003-K, Class 1A2, FRN, 4.49%,
              11/25/33......................
                                              ----------
                                                   8,208
                                              ----------
  Total Collateralized Mortgage Obligations
    (Cost $104,977)                              105,176
                                              ----------
COMMERCIAL MORTGAGE BACKED SECURITIES (0.1%):
    800     Bear Stearns Commercial Mortgage         778
              Securities Series 2004-T16,
              Class A2, 3.70%, 02/13/46.....
    322     Commercial Mortgage Acceptance           326
              Corp. Series 1998-C2, Class
              A2, 6.03%, 09/15/30...........
                                              ----------
  Total Commercial Mortgage Backed
    Securities
    (Cost $1,136)
                                                   1,104
                                              ----------
CORPORATE BONDS (28.2%):
Airlines (0.3%):
    726     American Airlines, Inc. FRN,             727
              5.12%, 03/23/09...............
  1,077     Southwest Airlines Co.                 1,079
              Series 2001-1, 5.10%,
              11/01/07......................
  1,206     United Airlines, Inc. Series           1,182
              2001-1, 6.20%, 09/01/08 (c)
              (d)...........................
                                              ----------
                                                   2,988
                                              ----------
Automobiles (0.4%):
    570     American Honda Finance Corp.             555
              3.85%, 11/06/08 (e)...........
  4,000     Daimler Chrysler NA Holding            3,894
              Corp. 4.05%, 06/04/08.........
                                              ----------
                                                   4,449
                                              ----------
Capital Markets (5.3%):
            Bear Stearns Cos., Inc. (The)
  2,975     4.00%, 01/31/08.................       2,921
    610     6.75%, 12/15/07.................         630
    600     7.00%, 03/01/07.................         614
  1,115     Credit Suisse First Boston USA,        1,106
              Inc. 4.70%, 06/01/09..........
  5,800     Credit Suisse First Boston, Inc.       5,862
              7.75%, 05/15/06 (e)...........


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Capital Markets, continued:
  2,000     Deutsche Bank Financial, Inc.          2,032
              6.70%, 12/13/06...............
    551     Donaldson Lufkin & Jenrette,             570
              Inc. 6.90%, 10/01/07..........
            Goldman Sachs Group LP
  2,700     6.75%, 02/15/06 (e).............       2,707
    120     7.20%, 11/01/06 (e).............         122
  2,100     7.20%, 03/01/07 (e).............       2,156
            Goldman Sachs Group, Inc.
  2,000     3.88%, 01/15/09.................       1,942
  2,000     6.65%, 05/15/09.................       2,102
    500     Series A, 6.50%, 02/25/09 (e)...         523
            Lehman Brothers Holdings, Inc.
  1,385     6.63%, 02/05/06 (c).............       1,388
  1,000     8.25%, 06/15/07 (c).............       1,045
    941     8.50%, 05/01/07.................         983
            Lehman Brothers, Inc.
  1,000     6.63%, 02/15/08 (c).............       1,034
  4,920     7.38%, 01/15/07.................       5,029
  1,267     7.63%, 06/01/06.................       1,280
            Merrill Lynch & Co., Inc.
  5,000     5.36%, 02/01/07.................       5,015
    244     6.25%, 01/15/06.................         244
  1,058     7.00%, 03/15/06.................       1,062
  2,000     7.01%, 04/10/06.................       2,011
  2,058     Class B, 8.00%, 06/01/07........       2,144
  3,850     Morgan Stanley 5.80%, 04/01/07         3,889
              (c)...........................
            Morgan Stanley Group, Inc.
    515     6.88%, 03/01/07.................         525
  1,500     8.33%, 01/15/07.................       1,548
            National Rural Utilities
              Cooperative Finance Corp.
    465     3.25%, 10/01/07.................         452
    645     6.00%, 05/15/06.................         648
  1,000     7.30%, 09/15/06.................       1,017
            TIAA Global Markets, Inc.
    450     4.13%, 11/15/07 (e).............         444
  3,330     5.00%, 03/01/07 (e).............       3,333
                                              ----------
                                                  56,378
                                              ----------
Commercial Banks (5.5%):
            Bank of America Corp.
    685     6.63%, 08/01/07.................         703
    235     Class E 7.13%, 04/30/06.........         237
            BankAmerica Corp.
  2,926     6.20%, 02/15/06.................       2,931
    362     6.63%, 10/15/07.................         373
    477     7.13%, 05/01/06.................         481
  1,790     7.13%, 03/01/09.................       1,903
    388     7.13%, 10/15/11.................         428
    103     Bankers Trust Corp. Series A,            106
              6.70%, 10/01/07...............

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Commercial Banks, continued:
            Bayerische Landesbank/New York
              (Germany)
  1,000     2.50%, 03/30/06.................         995
  1,050     Series YDPN, 5.88%, 12/01/08....       1,086
    500     BB&T Corp. 7.25%, 06/15/07......         516
            Caterpillar Financial Services
              Corp.
  4,000     3.80%, 02/08/08 (c).............       3,913
  1,300     4.50%, 09/01/08.................       1,289
            FleetBoston Financial Corp.
    470     6.50%, 03/15/08.................         486
  1,930     7.13%, 04/15/06.................       1,943
    250     8.63%, 01/15/07.................         259
    700     HBOS plc 3.13%, 01/12/07 (e)....         688
    660     HSBC Bank USA 7.00%, 11/01/06...         671
            KEY Bank NA
  1,500     7.13%, 08/15/06.................       1,519
  1,465     7.55%, 09/15/06.................       1,489
  2,000     Series I, 7.13%, 08/15/06.......       2,025
            Keycorp
    860     6.75%, 03/15/06.................         863
  1,000     7.50%, 06/15/06.................       1,011
  3,850     Series G, 3.05%, 11/22/06.......       3,781
  5,000     M&I Marshall & Ilsley Bank             4,906
              3.80%, 02/08/08...............
  1,380     Marshall & Ilsley Corp. Series         1,388
              E, 5.75%, 09/01/06............
    300     Mellon Bank NA 7.00%, 03/15/06..         301
    540     National City Bank of Indiana            531
              2.38%, 08/15/06...............
    460     PNC Funding Corp. 6.88%,                 473
              07/15/07......................
  2,800     Royal Bank of Canada (Canada)          2,723
              3.88%, 05/04/09...............
    750     Sovran Financial Corp. 9.25%,            762
              06/15/06......................
            Suntrust Bank
    520     2.50%, 11/01/06.................         508
  2,250     7.25%, 09/15/06.................       2,278
  3,000     US Bank 3.70%, 08/01/07.........       2,955
  4,766     Wachovia Corp. 7.50%,                  4,829
              07/15/06......................
            Wells Fargo & Co.
  3,921     7.13%, 08/15/06.................       3,973
  2,000     Series G, 6.88%, 08/08/06.......       2,021
                                              ----------
                                                  57,344
                                              ----------
Computers & Peripherals (0.4%):
  4,300     International Business Machines        4,211
              Corp. 3.80%, 02/01/08.........
                                              ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 120

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
 Consumer Finance (2.7%):
            American General Finance Corp.
    120     Series H, 3.00%, 11/15/06.......         118
    500     Series H, 4.50%, 11/15/07.......         497
            Beneficial Corp.
  1,500     6.47%, 11/17/08.................       1,553
  1,000     Series H, 6.94%, 12/15/06.......       1,015
    500     Series H, 7.00%, 02/12/07.......         507
            Ford Motor Credit Co.
  2,050     6.50%, 02/15/06.................       2,042
  2,800     6.50%, 01/25/07.................       2,709
  2,000     General Motors Acceptance Corp.        1,831
              6.13%, 01/22/08 (c)...........
            HSBC Finance Corp.
  1,400     3.38%, 02/21/06.................       1,398
    506     6.88%, 03/01/07.................         516
  1,000     7.20%, 07/15/06.................       1,012
  1,975     7.25%, 05/15/06.................       1,992
    600     7.88%, 03/01/07.................         619
  1,400     International Lease Finance            1,384
              Corp. 4.50%, 05/01/08.........
  3,450     John Deere BV (Netherlands)            3,460
              5.88%, 04/06/06...............
            John Deere Capital Corp.
  3,500     3.88%, 03/07/07.................       3,463
    435     6.85%, 03/15/06.................         437
    450     Series D, 5.50%, 09/01/06.......         452
  1,800     Series D, 3.63%, 05/25/07.......       1,769
  1,300     SLM Corp. Series A, 3.50%,             1,285
              09/30/06......................
                                              ----------
                                                  28,059
                                              ----------
Diversified Financial Services (6.8%):
            Associates Corp. of North
              America
    340     8.55%, 07/15/09.................         379
  1,975     Series H, 7.50%, 05/10/06.......       1,994
            CIT Group, Inc.
  1,600     4.13%, 02/21/06.................       1,599
  1,500     6.50%, 02/07/06.................       1,503
            Citicorp
  5,000     7.04%, 04/25/06.................       5,034
  1,154     7.13%, 05/15/06.................       1,163
  2,365     7.75%, 06/15/06.................       2,394
    441     Series C, 6.75%, 10/15/07.......         455
    545     Series C, 7.00%, 07/01/07.......         561
            Citigroup, Inc.
    374     5.75%, 05/10/06.................         375
    710     8.63%, 02/01/07.................         737

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Diversified Financial Services, continued:
            General Electric Capital Corp.
    950     8.30%, 09/20/09.................       1,060
  2,000     8.63%, 06/15/08.................       2,163
  2,562     8.75%, 05/21/07.................       2,696
  2,217     8.85%, 03/01/07.................       2,307
  2,800     Series A, 3.50%, 05/01/08 (c)...       2,720
  2,000     Series A, 4.25%, 01/15/08.......       1,977
  2,000     Series A, 5.00%, 02/15/07 (c)...       2,003
  3,000     Series A, 5.00%, 06/15/07 (c)...       3,006
  3,300     Series A, 8.70%, 03/01/07.......       3,430
  4,150     Series A, SUB, 8.13%, 04/01/08..       4,433
            John Hancock Global Funding II
  1,000     3.50%, 01/30/09 (e).............         960
    168     5.63%, 06/27/06 (e).............         169
            MassMutual Global Funding II
    600     2.55%, 07/15/08 (e).............         566
  1,000     5.08%, 03/05/07 (e).............       1,001
  3,765     3.25%, 06/15/07 (c) (e).........       3,675
  1,000     MBIA Global Funding LLC 2.88%,           981
              11/30/06 (e)..................
  4,000     New York Life Global Funding           3,883
              3.88%, 01/15/09 (e)...........
            Pitney Bowes Credit Corp.
  2,100     5.75%, 08/15/08 (c).............       2,141
  5,352     8.63%, 02/15/08.................       5,749
            Pricoa Global Funding I
  1,510     3.90%, 12/15/08 (e).............       1,467
  3,000     4.35%, 06/15/08 (e).............       2,957
            Principal Life Global Funding I
  1,000     5.13%, 06/28/07 (e).............       1,000
    310     6.13%, 03/01/06 (e).............         311
            USAA Capital Corp.
    600     6.58%, 10/01/07 (e).............         617
    175     Series B, 4.64%, 12/15/09 (e)...         174
    635     Series B, 5.59%, 12/20/06 (e)...         639
    985     Series B, 7.05%, 11/08/06 (e)...       1,003
            Wells Fargo Financial, Inc.
  1,900     6.85%, 07/15/09.................       2,015
    242     7.20%, 05/01/07.................         250
                                              ----------
                                                  71,547
                                              ----------
Diversified Telecommunication Services (0.6%):
  1,050     AT&T Inc 5.75%, 05/02/06........       1,053
  2,870     GTE Corp. Series PA-892, Rev.,         2,936
              6.46%, 04/15/08...............
  1,500     SBC Communications Capital Corp.       1,537
              Series D, 6.79%, 07/13/07.....
    500     Southwestern Bell Telephone              506
              Series C, 5.95%, 10/15/07.....
    500     Sprint Capital Corp. 6.00%,              505
              01/15/07......................
                                              ----------
                                                   6,537
                                              ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
 Electric Utilities (0.4%):
    500     Constellation Energy Group, Inc.         516
              6.13%, 09/01/09 (c)...........
  3,000     Duke Energy Corp. 4.20%,               2,934
              10/01/08......................
    750     Ohio Valley Electric Corp.               751
              5.94%, 02/12/06 (e)...........
                                              ----------
                                                   4,201
                                              ----------
Food & Staples Retailing (0.4%):
            Kroger Co. (The)
    250     7.63%, 09/15/06.................         254
    225     8.15%, 07/15/06.................         228
  3,700     Wal-Mart (Canada) 5.58%,               3,712
              05/01/06 (e)..................
                                              ----------
                                                   4,194
                                              ----------
Food Products (0.2%):
  1,500     General Mills, Inc. Series B,          1,536
              8.13%, 11/20/06...............
                                              ----------
Insurance (2.2%):
  3,075     AIG SunAmerica Global Financing        3,078
              IV 5.85%, 02/01/06 (e)........
  1,000     AIG SunAmerica Global Financing        1,021
              VII 5.85%, 08/01/08 (e).......
 10,000     AIG SunAmerica Global Financing       10,019
              IX 5.10%, 01/17/07 (e)........
            ASIF Global Financing
  1,185     2.50%, 01/30/07 (e).............       1,155
    900     3.90%, 10/22/08 (e).............         876
  1,000     Jackson National Life Global             969
              Funding 3.50%, 01/22/09 (e)...
    500     Metropolitan Life Global Funding         471
              2.60%, 06/19/08 (e)...........
            Monumental Global Funding II
    125     3.45%, 11/30/07 (e).............         122
    650     6.05%, 01/19/06 (e).............         650
  1,000     Monumental Global Funding III          1,001
              5.20%, 01/30/07 (e)...........
  1,085     Pacific Life Global Funding            1,063
              3.75%, 01/15/09 (e)...........
  2,000     Protective Life US Funding Trust       2,011
              5.88%, 08/15/06 (e)...........
    400     Travelers Property Casualty              404
              Corp. 6.75%, 11/15/06.........
                                              ----------
                                                  22,840
                                              ----------
IT Services (0.1%):
  1,200     First Data Corp. 3.90%,                1,142
              10/01/09......................
                                              ----------
Machinery (0.0%): (g)
    247     Caterpillar, Inc. 9.00%,                 250
              04/15/06......................
                                              ----------

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Media (0.1%):
    350     Historic Time Warner, Inc.               356
              8.11%, 08/15/06...............
    945     Walt Disney Co. Series B, 6.75%,         950
              03/30/06......................
                                              ----------
                                                   1,306
                                              ----------
Oil, Gas & Consumable Fuels (0.5%):
  1,500     Occidental Petroleum Corp.             1,471
              4.00%, 11/30/07...............
    282     Union Oil Co. Of California              292
              6.50%, 05/01/08...............
  1,000     Union Texas Petroleum Hldgs,           1,045
              Inc. 8.50%, 04/15/07..........
  2,680     USX Corp.Consolidated 6.65%,           2,684
              02/01/06......................
                                              ----------
                                                   5,492
                                              ----------
Paper & Forest Products (0.2%):
    690     International Paper Co. 4.25%,           669
              01/15/09......................
            Willamette Industries, Inc.
    750     Series C, 6.45%, 06/18/09.......         776
  1,000     Series C, 6.45%, 07/14/09.......       1,037
                                              ----------
                                                   2,482
                                              ----------
Road & Rail (0.3%):
  1,440     Burlington Northern Santa Fe           1,489
              Corp. 6.13%, 03/15/09.........
  2,000     Union Pacific Corp. 6.79%,             2,065
              11/09/07......................
                                              ----------
                                                   3,554
                                              ----------
Supranational (0.2%):
  1,500     International Bank 5.05%,              1,506
              05/29/08......................
    544     International Bank for                   480
              Reconstruction & Development
              (Supranational) Zero Coupon,
              08/15/08......................
                                              ----------
                                                   1,986
                                              ----------
Thrifts & Mortgage Finance (1.6%):
  4,365     American Savings Bank 6.63%,           4,367
              02/15/06 (e)..................
            Countrywide Home Loans, Inc.
  1,750     5.63%, 05/15/07.................       1,765
  1,788     Series E, 6.94%, 07/16/07.......       1,837
    120     Series E, 7.20%, 10/30/06.......         122
  2,889     Series K, 5.50%, 02/01/07.......       2,903
    443     Golden State Bancorp, Inc.               459
              10.00%, 10/01/06..............


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 122

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Thrifts & Mortgage Finance, continued:
            Washington Mutual, Inc.
  3,400     5.63%, 01/15/07.................       3,419
  1,820     4.20%, 01/15/10 (c).............       1,762
                                              ----------
                                                  16,634
                                              ----------
  Total Corporate Bonds
    (Cost $300,656)                              297,130
                                              ----------
MORTGAGE PASS-THROUGH SECURITIES (3.6%):
            Federal Home Loan Mortgage Corp.
              Gold Pools
     48     5.50%, 09/01/06 - 01/01/09......          48
    277     6.00%, 07/01/08 - 01/01/19......         282
    261     6.25%, 07/01/09.................         264
    943     6.50%, 10/01/08 - 05/01/21......         972
  1,528     7.00%, 03/01/07 - 03/01/14......       1,581
  2,040     7.50%, 12/01/06 - 07/01/18......       2,125
    775     8.00%, 10/01/06 - 04/01/17......         811
    346     8.50%, 02/01/08 - 11/01/15......         351
            Federal Home Loan Mortgage Corp.
              Conventional Pools
    199     ARM, 4.55%, 12/01/17............         198
    935     ARM, 4.68%, 03/01/35............         926
    463     ARM, 5.32%, 09/01/25 -                   473
              12/01/27......................
    326     ARM, 5.36%, 01/01/27............         335
    221     5.50%, 11/01/12.................         223
  1,557     6.00%, 07/01/32.................       1,576
     28     ARM, 6.29%, 01/01/27............          28
      8     7.50%, 05/01/08.................           8
  2,359     8.00%, 01/01/09 - 12/01/18......       2,394
    183     8.25%, 08/01/06 - 08/01/17......         190
    198     8.50%, 01/01/08 - 11/01/19......         204
    524     8.75%, 05/01/09 - 05/01/11......         536
     47     9.00%, 09/01/09 - 11/01/09......          49
            Federal National Mortgage
              Association Various Pools
     78     ARM, 3.86%, 01/01/19............          78
  2,098     4.00%, 06/01/13.................       2,029
    102     ARM, 4.23%, 07/01/27............         102
  2,355     4.50%, 11/01/14.................       2,316
     64     ARM, 4.50%, 11/01/16............          65
     55     ARM, 4.86%, 08/01/17............          55
    185     ARM, 4.97%, 03/01/19............         188
    207     5.00%, 12/01/13.................         206
     31     ARM, 5.16%, 08/01/19............          31
    164     ARM, 5.18%, 06/01/27............         168
  2,419     5.50%, 10/01/08 - 08/01/34......       2,417
      6     ARM, 5.82%, 10/01/27............           6
     26     ARM, 5.84%, 05/01/25............          27
  1,450     6.00%, 01/01/09 - 11/01/18......       1,483
     14     ARM, 6.47%, 10/01/25............          14
  5,415     6.50%, 02/01/08 - 03/01/26......       5,572
    957     7.00%, 11/01/07 - 03/01/13......         992

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Mortgage Pass-Through Securities, continued:
  1,539     7.50%, 01/01/07 - 06/01/16......       1,580
  1,228     8.00%, 07/01/07 - 12/01/30......       1,289
    654     8.50%, 01/01/10 - 03/01/27......         686
    425     9.00%, 02/01/10 - 02/01/31......         464
    127     9.50%, 12/01/09 - 07/01/28......         140
     63     10.00%, 02/01/24................          70
            Government National Mortgage
              Association Various Pools
    386     ARM, 4.13%, 11/20/15 -                   388
              11/20/25......................
    505     ARM, 4.37%, 01/20/16 -                   508
              01/20/28......................
     35     ARM, 4.75%, 08/20/16............          35
     28     ARM, 4.75%, 09/20/17............          28
    180     ARM, 4.75%, 07/20/21............         181
    136     ARM, 4.75%, 09/20/22............         137
     29     ARM, 5.00%, 08/20/18............          29
     15     ARM, 5.25%, 08/20/21............          15
    170     6.00%, 04/15/14 - 11/20/14......         174
    608     6.50%, 07/15/08 - 07/15/09......         620
     50     7.00%, 03/15/07 - 01/15/09......          51
     64     7.50%, 09/20/28.................          67
    309     8.00%, 11/15/06 - 06/15/28......         327
    221     8.50%, 03/20/25 - 04/20/25......         240
    319     9.00%, 09/15/06 - 10/15/26......         335
  1,326     9.50%, 07/15/20 - 12/15/25......       1,464
    122     12.00%, 11/15/19................         139
                                              ----------
  Total Mortgage Pass-Through Securities
    (Cost $37,609)                                38,290
                                              ----------
U.S. GOVERNMENT AGENCY SECURITIES (26.7%):
            Federal Farm Credit Bank
    500     2.74%, 02/02/07.................         489
    500     3.01%, 08/06/07.................         487
    225     5.79%, 03/15/06.................         225
            Federal Home Loan Bank System
  4,000     2.35%, 01/16/07.................       3,903
    300     2.35%, 03/30/07.................         291
    500     2.38%, 12/26/06.................         488
  6,000     2.50%, 03/30/06.................       5,969
    300     2.70%, 07/07/08.................         286
 20,000     2.75%, 05/15/06.................      19,865
  3,000     2.87%, 07/02/08.................       2,869
  2,000     2.88%, 02/15/07.................       1,959
 14,000     2.88%, 09/15/06 (c).............      13,828
  4,000     3.00%, 01/08/08.................       3,869
 30,000     3.00%, 05/15/06.................      29,825
    800     3.00%, 06/18/08.................         768
    500     3.00%, 07/14/08.................         480
    635     3.00%, 10/30/07.................         616
    750     3.00%, 12/17/08.................         715
    500     3.01%, 06/25/07.................         488
    500     3.10%, 05/21/07.................         489
  2,000     3.13%, 06/29/07.................       1,954


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. Government Agency Securities, continued:
    415     3.13%, 12/30/08.................         397
    550     3.17%, 09/25/07.................         536
    500     3.25%, 01/09/09.................         479
    500     3.25%, 06/12/08.................         483
    840     3.30%, 03/04/08.................         815
  1,800     3.33%, 06/10/08.................       1,742
    500     3.33%, 12/19/08.................         481
    760     3.35%, 12/26/08.................         731
    510     3.35%, 12/26/08.................         491
    600     3.45%, 12/05/08.................         579
  5,000     3.50%, 08/15/06.................       4,965
    500     3.56%, 01/30/09.................         483
  1,470     3.63%, 08/13/08.................       1,430
    100     6.03%, 01/30/08.................         103
    125     6.32%, 02/21/06.................         125
    835     6.67%, 06/23/06                          843
            Federal Home Loan Mortgage Corp.
  6,000     2.88%, 05/15/07 (c).............       5,851
  4,000     3.00%, 01/22/08.................       3,865
    700     3.00%, 04/30/07.................         684
    500     3.00%, 07/08/08.................         480
  1,700     3.00%, 09/18/07.................       1,652
  1,285     3.00%, 11/28/08.................       1,225
    255     3.05%, 01/02/07.................         251
  1,950     3.50%, 03/25/09.................       1,878
    989     3.50%, 08/27/08.................         959
  1,000     3.50%, 09/27/07.................         979
  1,704     4.35%, 11/21/06.................       1,698
 20,000     5.50%, 07/15/06 (c).............      20,095
    750     SUB, 3.13%, 02/09/07............         737
    240     SUB, 3.50%, 04/28/09............         231
            Federal National Mortgage
              Association
    180     2.28%, 01/16/07.................         175
 20,000     2.38%, 02/15/07.................      19,479
  2,992     2.50%, 05/12/06.................       2,967
 30,000     2.50%, 06/15/06 (c).............      29,721
    500     2.65%, 06/30/08.................         476
    500     2.65%, 07/16/07.................         485
 10,000     3.00%, 06/04/08.................       9,606
  2,860     3.00%, 06/12/08.................       2,725
 70,000     3.13%, 07/15/06 (c).............      69,454
    500     3.50%, 07/24/08.................         485
  1,000     6.92%, 03/19/07.................       1,025
                                              ----------
  Total U.S. Government Agency Securities
    (Cost $283,933)                              281,729
                                              ----------
U.S. TREASURY OBLIGATIONS (25.2%):
            U.S. Treasury Inflation Indexed
              Bonds
  1,233     3.63%, 01/15/08 (c).............       1,266
  3,643     3.88%, 01/15/09.................       3,829
  1,006     4.25%, 01/15/10 (c).............       1,091

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. Treasury Obligations, continued:
            U.S. Treasury Notes
 14,676     2.38%, 08/31/06.................      14,481
 10,000     2.50%, 10/31/06 (c).............       9,846
 20,000     2.63%, 11/15/06 (c).............      19,693
  5,000     2.75%, 08/15/07 (c).............       4,871
 17,000     3.13%, 05/15/07 (c).............      16,706
  4,000     3.13%, 10/15/08 (c).............       3,869
 30,000     3.25%, 08/15/08 (c) (m).........      29,169
  5,000     3.38%, 02/15/08 (c).............       4,897
  5,000     3.50%, 05/31/07 (c).............       4,937
 23,000     3.63%, 04/30/07 (c).............      22,759
 10,000     4.00%, 08/31/07 (c).............       9,934
 15,000     4.25%, 10/31/07.................      14,956
 53,000     4.38%, 05/15/07 (m).............      52,956
 22,000     5.63%, 05/15/08 (m).............      22,600
  5,000     6.13%, 08/15/07 (c).............       5,132
 22,785     6.50%, 10/15/06 (c).............      23,131
                                              ----------
  Total U.S. Treasury Obligations
    (Cost $270,519)                              266,123
                                              ----------
FOREIGN GOVERNMENT SECURITIES (0.6%):
  5,061     Government Trust Certificate           4,980
              (Turkey) Zero Coupon,
              05/15/06......................
    400     Province of Ontario 6.00%,               401
              02/21/06......................
            Province of Quebec Canada
              (Canada)
    325     6.50%, 01/17/06.................         325
    400     7.00%, 01/30/07.................         409
                                              ----------
  Total Foreign Government Securities
    (Cost $6,133)                                  6,115
                                              ----------
  Total Long-Term Investments
    (Cost $1,054,412)                          1,044,633
                                              ----------
SHARES
---------
 SHORT-TERM INVESTMENTS (0.4%):
Investment Company (0.4%):
  3,640     JPMorgan U.S. Government Money         3,640
              Market Fund (b) (Cost $3,640)
                                              ----------
PRINCIPAL
AMOUNT($)
---------
 INVESTMENTS ON CASH COLLATERAL ON SECURITIES LOANED
 (17.3%):
Asset-Backed Security (0.5%):
  5,000     Countrywide Home Loans, Inc.           5,000
              FRN, 4.49%, 12/28/07..........
                                              ----------
Cash Deposits (2.4%):
  9,995     Bank of New York 4.30%,                9,995
              05/02/08......................
  5,000     Canadian Imperial Bank NY 4.43%,       5,000
              01/30/07......................
 10,000     Credit Suisse First Boston FRN,       10,000
              4.27%, 10/17/06...............
                                              ----------
                                                  24,995
                                              ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 124

JPMORGAN SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
INVESTMENTS ON CASH COLLATERAL ON SECURITIES LOANED,
  CONTINUED:
 Corporate Notes (8.1%):
 10,000     Bank of America FRN, 4.31%,           10,000
              11/07/06......................
 10,000     General Electric Capital Corp.        10,000
              4.39%, 03/29/06...............
 15,000     Greenwich Capital Financial           15,000
              Products Inc. 4.55%,
              01/06/06......................
 13,000     Lehman Brothers Holdings, Inc.        13,000
              4.40%, 03/30/06...............
  5,014     Links Finance LLC FRN, 4.29%,          5,014
              10/06/06......................
 10,000     Northern Rock Plc 4.43%,              10,000
              01/13/06......................
  3,000     Sigma Finance, Inc. 4.41%,             3,000
              02/27/06......................

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   --------------------------------  ----------
INVESTMENTS ON CASH COLLATERAL ON SECURITIES LOANED,
  CONTINUED:
Corporate Notes, continued:
 10,000     U.S. Bank 4.23%, 07/28/06.......      10,000
 10,000     World Savings Bank FSB 4.49%,         10,000
              09/15/06......................
                                              ----------
                                                  86,014
                                              ----------
Repurchase Agreements (6.3%):
 35,024     Bank of America Securities LLC,       35,024
              4.26%, dated 12/30/05, due
              1/3/06, repurchase price
              $35,040, collateralized by
              U.S. Government Agency
              Mortgages.....................
 32,000     UBS Securities LLC, 4.26%, dated      32,000
              12/30/05, due 1/3/06,
              repurchase price $32,015,
              collateralized by U.S.
              Government Agency Mortgages...
                                              ----------
                                                  67,024
                                              ----------
  Total Investments of Cash Collateral on
    Securities Loaned
    (Cost $183,033)                              183,033
                                              ----------
TOTAL INVESTMENTS 116.7%
  (Cost $1,241,085)                            1,231,306
LIABILITIES IN EXCESS OF OTHER ASSETS
  (16.7%)                                      (175,882)
                                              ----------
NET ASSETS 100.0%                             $1,055,424
                                              ----------

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN TREASURY & AGENCY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  --------
LONG-TERM INVESTMENTS (97.2%):
U.S. GOVERNMENT AGENCY SECURITIES (29.4%):
           Federal Farm Credit Bank
      800  5.75%, 01/25/08..................       816
    3,000  5.83%, 02/11/08..................     3,066
      360  6.20%, 11/30/09..................       379
      500  6.27%, 01/26/16..................       556
      300  6.52%, 09/24/07..................       309
    1,720  6.82%, 03/16/09..................     1,826
      855  6.90%, 09/01/10..................       932
           Federal Home Loan Bank System
   16,000  2.45%, 03/23/07..................    15,568
      250  5.49%, 12/22/08..................       256
    8,000  5.61%, 02/11/09..................     8,178
    5,000  5.75%, 05/15/12..................     5,265
    1,265  5.93%, 04/09/08..................     1,297
      675  6.20%, 06/02/09..................       704
    1,000  6.50%, 11/13/09..................     1,062
      100  7.03%, 07/14/09..................       107
      690  7.38%, 02/12/10..................       756
    1,555  New Valley Generation I
             7.30%, 03/15/19................     1,789
                                              --------
  Total U.S. Government Agency Securities
    (Cost $42,913)..........................    42,866
                                              --------
U.S. TREASURY OBLIGATIONS (67.8%):
   38,250  U.S. Treasury Bonds
             10.38%, 11/15/12 (c) (m).......    42,272
           U.S. Treasury Notes
   20,000  2.38%, 08/15/06 (c)..............    19,754
   12,500  2.50%, 10/31/06 (c)..............    12,307
    3,730  3.13%, 05/15/07 (c)..............     3,665
    7,000  3.50%, 02/15/10..................     6,771
    6,000  4.00%, 04/15/10..................     5,913
    8,000  6.88%, 05/15/06 (c)..............     8,072
                                              --------
  Total U.S. Treasury Obligations
    (Cost $101,133).........................    98,754
                                              --------
  Total Long-Term Investments
    (Cost $144,046).........................   141,620
                                              --------
SHORT-TERM INVESTMENTS (2.0%):
Investment Company (2.0%):
    2,993  JPMorgan 100% U.S. Treasury
             Securities Money Market Fund
             (b) (Cost $2,993)..............     2,993
                                              --------

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. Treasury Obligations, continued:
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
  (27.4%):
Repurchase Agreements (27.4%):
    8,448  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             01/03/06, repurchase price
             $8,452 collateralized by U.S.
             Government Agency Mortgages....     8,448
    7,500  Barclays Capital, 4.28%, dated
             12/30/05, due 01/03/06,
             repurchase price $7,504
             collateralized by U.S.
             Government Agency Mortgages....     7,500
    8,000  Lehman Brothers Inc., 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $8,004
             collateralized by U.S.
             Government Agency Mortgages....     8,000
    8,000  Morgan Stanley, 4.27%, dated
             12/30/05, due 01/03/06,
             repurchase price $8,004
             collateralized by U.S.
             Government Agency Mortgages....     8,000
    8,000  UBS Securities LLC, 4.26%, dated
             12/30/05, due 01/03/06,
             repurchase price $,8004
             collateralized by U.S.
             Government Agency Mortgages....     8,000
                                              --------
  Total Investments of Cash Collateral for
    Securities Loaned (Cost $39,948)            39,948
                                              --------
Total Investments (126.6%)
  (Cost $186,987)                              184,561
Liabilities in Excess of Other Assets
  (26.6%)                                      (38,823)
                                              --------
NET ASSETS (100.0%)                           $145,738
                                              --------

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 126

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNT IN THOUSANDS)

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (88.2%):
ASSET BACKED SECURITIES (18.9%):
           ACE Securities Corp.
   11,710  Series 2001-HE1, Class M1, FRN,
             5.37%, 11/20/31..............      11,719
    4,303  Series 2002-HE3, Class M1, FRN,
             5.58%, 10/25/32..............       4,356
      540  Advanta Mortgage Loan Trust
             Series 1999-4, Class A, FRN,
             4.75%, 11/25/29..............         541
    1,084  Aegis Asset-Backed Securities
             Trust Series 2004-1, Class A,
             FRN, 4.73%, 04/25/34.........       1,085
      469  American Business Financial
             Services Series 1998-4, Class
             A2, FRN, 5.33%, 01/25/30
             (m)..........................         470
    1,265  American Residential Home
             Equity Loan Trust Series
             1998-1, Class M1, FRN, 5.05%,
             05/25/29.....................       1,268
    3,999  AmeriCredit Automobile
             Receivables Trust Series
             2002-D, Class A4, 3.40%,
             04/13/09.....................       3,967
           Amortizing Residential
             Collateral Trust
      127  Series 2002-BC4, Class A, FRN,
             4.67%, 07/25/32..............         126
   10,000  Series 2002-BC6, Class M1, FRN,
             5.13%, 08/25/32..............      10,065
    8,640  Series 2002-BC9, Class M1, FRN,
             5.48%, 12/25/32..............       8,689
           Amresco Residential Securities
             Mtg Loan Trust
      544  Series 1997-1, Class M1A, FRN,
             4.89%, 03/25/27..............         544
    1,553  Series 1997-2, Class M1A, FRN,
             4.93%, 06/25/27..............       1,553
    5,864  Series 1998-1, Class M1A, FRN,
             5.02%, 01/25/28..............       5,864
    3,825  Series 1998-3, Class M1A, FRN,
             5.01%, 09/25/28..............       3,825
    5,000  Asset Backed Securities Corp
             Home Equity Series 2003-HE7,
             Class M2, FRN, 6.12%,
             12/15/33.....................       5,115
      240  Bank One Heloc Trust Series
             1999-1, Class A, FRN, 4.63%,
             07/20/20.....................         241
           Bayview Financial Acquisition
             Trust
      503  Series 1998-A, Class A, FRN,
             4.73%, 02/25/38 (e)..........         503
    1,679  Series 2002-CA, Class M1, FRN,
             5.13%, 05/25/32 (e)..........       1,679

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
    1,756  Series 2003-BA, Class A1, FRN,
             4.86%, 04/25/33 (e)..........       1,756
    6,911  Series 2003-F, Class A, FRN,
             4.88%, 09/28/43..............       6,932
           Bear Stearns Asset Backed
             Securities, Inc.
    7,077  Series 2003-SD1, Class A, FRN,
             4.83%, 12/25/33..............       7,098
    7,483  Series 2005-1, Class A, FRN,
             4.73%, 03/25/35..............       7,488
           Capital One Master Trust
    2,000  Series 2001-1, Class C, FRN,
             5.54%, 12/15/10 (e)..........       2,032
    5,000  Series 2002-4A, Class C, FRN,
             5.92%, 03/15/10 (e)..........       5,081
      464  Cendant Mortgage Corp. Series
             2001-A, Class A2, FRN, 4.88%,
             01/25/32 (e).................         464
           Centex Home Equity
    2,347  Series 2002-A, Class MV1, FRN,
             5.23%, 01/25/32..............       2,352
      124  Series 2002-B, Class AV, FRN,
             4.64%, 04/25/32..............         124
    5,000  Chase Credit Card Master Trust
             Series 2003-1, Class C, FRN,
             5.47%, 04/15/08..............       5,002
      911  Chase Funding Loan Acquisition
             Trust Series 2001-AD1, Class
             2M1, FRN, 5.23%, 11/25/30....         914
    8,000  Citibank Credit Card Issuance
             Trust Series 2002-C1, Class
             C1, FRN, 5.28%, 02/09/09.....       8,066
      678  Conseco Finance Series 2001-B,
             Class 1M1, 7.27%, 04/15/09...         687
           Countrywide Asset-Backed
             Certificates
      841  Series 2002-1, Class A, FRN,
             4.66%, 08/25/32..............         841
    5,000  Series 2002-3, Class M1, FRN,
             5.13%, 03/25/32..............       5,008
      864  Series 2002-BC1, Class A, FRN,
             4.71%, 04/25/32..............         864
    1,167  Series 2002-BC2, Class A, FRN,
             4.65%, 04/25/32..............       1,167
    1,250  Series 2003-BC2, Class 2A1,
             FRN, 4.68%, 06/25/33.........       1,252
   10,000  Series 2003-BC5, Class M1, FRN,
             5.08%, 09/25/33..............      10,059


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
           Countrywide Home Equity Loan
             Trust
    2,190  Series 2001-A, Class A, FRN,
             4.61%, 04/15/27..............       2,190
   14,650  Series 2004-A, Class A, FRN,
             4.59%, 04/15/30..............      14,659
    8,787  Series 2005-E, Class 2A, FRN,
             4.59%, 09/15/33..............       8,787
   30,000  Series 2005-M, Class A1, FRN,
             4.61%, 02/15/36..............      30,000
           Credit-Based Asset Servicing
             and Securitization
      253  Series 2003-CB4, Class AV1,
             FRN, 4.75%, 04/25/33.........         254
    4,433  Series 2004-CB2, Class AV3,
             FRN, 4.69%, 09/25/33.........       4,436
    3,000  Series 2004-CB2, Class M1, FRN,
             4.90%, 07/25/33..............       3,007
           Crown CLO
    5,000  Series 2002-1A, Class A2, FRN,
             4.74%, 01/22/13 (e)..........       5,005
    5,000  Series 2002-1A, Class C, FRN,
             6.19%, 01/22/13 (e)..........       5,028
           First Franklin Mortgage Loan
             Asset Backed Certificates
    2,264  Series 2002-FF1, Class M1, FRN,
             5.08%, 04/25/32..............       2,266
   20,000  Series 2002-FF4, Class M1, FRN,
             5.43%, 02/25/33..............      20,090
           Fleet Commercial Loan Master
             LLC
    4,500  Series 2002-1A, Class A2, FRN,
             4.69%, 11/16/09 (e)..........       4,513
    5,000  Series 2003-1A, Class A2, FRN,
             4.69%, 11/16/10 (e)..........       5,018
    8,000  GMAC Mortgage Corp. Loan Trust
             Series 2002-HE, Class A3,
             FRN, 4.66%, 09/25/32.........       8,027
    6,122  Greenpoint Mortgage Funding
             Trust Series 2005-HE3, Class
             A, FRN, 4.55%, 09/15/30......       6,122
    6,672  Household Automotive Trust
             Series 2002-2, Class A4, FRN,
             4.67%, 07/17/09..............       6,678
    2,814  Irwin Home Equity Series
             2004-1, Class 1A1, FRN,
             4.70%, 12/25/24..............       2,816
      670  Lehman Home Equity Loan Trust
             Series 1998-1, Class A1,
             7.00%, 05/25/28..............         668
      322  Long Beach Mortgage Loan Trust
             Series 2003-3, Class A, FRN,
             4.70%, 07/25/33..............         322

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
           MBNA Credit Card Master Note
             Trust
    5,000  Series 2001-B1, Class B1, FRN,
             4.74%, 10/15/08 (m)..........       5,003
    3,500  Series 2001-C1, Class C1, FRN,
             5.42%, 10/15/08..............       3,509
    5,000  Series 2003-C2, Class C2, FRN,
             5.97%, 06/15/10..............       5,133
           Morgan Stanley ABS Capital I
      188  Series 2003-NC6, Class A2, FRN,
             4.74%, 06/25/33..............         188
    6,000  Series 2003-NC6, Class M1, FRN,
             5.18%, 06/25/33..............       6,048
    2,500  National City Credit Card
             Master Trust Series 2002-1,
             Class B, FRN, 4.87%,
             01/15/09.....................       2,510
    3,561  Nellie Mae, Inc. Series 1996-1,
             Class CTFS, FRN, 4.99%,
             12/15/18.....................       3,545
    3,506  New Century Home Equity Loan
             Trust Series 2003-5, Class
             AII, FRN, 4.78%, 11/25/33....       3,512
    7,000  Nomura Home Equity Loan, Inc.
             Series 2005-FM1, Class 2A3,
             FRN, 4.76%, 05/25/35.........       7,008
    4,484  Option One Mortgage Loan Trust
             Series 2002-4, Class M1, FRN,
             4.98%, 07/25/32..............       4,492
       15  PNC Student Loan Trust I Series
             1997-2, Class A7, 6.73%,
             01/25/07.....................          15
           Residential Asset Mortgage
             Products, Inc.
    5,071  Series 2003-RS2, Class AII,
             FRN, 4.72%, 03/25/33.........       5,082
   10,000  Series 2004-RS1, Class MII1,
             FRN, 5.06%, 01/25/34.........      10,002
    2,653  Residential Asset Securities
             Corp. Series 2003-KS10, Class
             AIIB, FRN, 4.69%, 12/25/33...       2,659
           Residential Funding Mortgage
             Securities II
    6,332  Series 2001-HI2, Class AI7,
             SUB, 6.94%, 04/25/26.........       6,363
    5,000  Series 2001-HI4, Class A7, SUB,
             6.74%, 10/25/26..............       5,066
    2,221  Series 2003-HS1, Class AII,
             FRN, 4.67%, 12/25/32.........       2,223
           SLM Student Loan Trust
    5,000  Series 1997-3, Class CTFS, FRN,
             4.83%, 10/25/12 (m)..........       5,010
    1,000  Series 1998-1, Class CTFS, FRN,
             4.97%, 04/25/14..............       1,012


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 128

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Asset Backed Securities, continued:
      591  Structured Asset Investment
             Loan Trust Series 2003-BC2,
             Class A3, FRN, 4.73%,
             04/25/33.....................         592
      349  Structured Asset Securities
             Corp. Series 2002-HF1, Class
             A, FRN, 4.67%, 01/25/33......         350
    2,116  Wachovia Asset Securitization,
             Inc. Series 2002-HE1, Class
             A, FRN, 4.75%, 09/27/32......       2,121
    2,881  WFS Financial Owner Trust
             Series 2002-2, Class A4, SUB,
             4.50%, 02/20/10..............       2,880
                                            ----------
           Total Asset Backed Securities
             (Cost $342,163)                   343,006
                                            ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (47.8%):
Agency CMO (19.5%):
           Federal Home Loan Mortgage
             Corp.
      155  Series 1071, Class F, FRN,
             5.33%, 04/15/21..............         155
        1  Series 1106, Class E, 7.50%,
             07/15/06.....................           1
      142  Series 1343, Class LA, 8.00%,
             08/15/22.....................         144
      140  Series 1370, Class JA, FRN,
             5.52%, 09/15/22..............         141
      123  Series 1379, Class W, FRN,
             4.38%, 10/15/22..............         122
      346  Series 1449, Class HA, 7.50%,
             12/15/07.....................         346
       10  Series 1506, Class PH, 6.75%,
             04/15/08.....................          10
       20  Series 1508, Class KA, FRN,
             3.67%, 05/15/23..............          20
      283  Series 1575, Class F, FRN,
             5.37%, 08/15/08..............         284
      170  Series 1600, Class FB, FRN,
             3.82%, 10/15/08..............         168
      759  Series 1604, Class MB, IF,
             9.68%, 11/15/08..............         775
      132  Series 1607, Class SA, IF,
             13.81%, 10/15/13.............         150
    1,026  Series 1625, Class SC, IF,
             9.93%, 12/15/08..............       1,068
      235  Series 1628, Class LC, 6.50%,
             05/15/09.....................         235
    3,557  Series 1650, Class K, 6.50%,
             01/15/24.....................       3,708
      849  Series 1771, Class PK, 8.00%,
             02/15/25.....................         893
    1,514  Series 1974, Class ZA, 7.00%,
             07/15/27.....................       1,574

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      265  Series 1981, Class Z, 6.00%,
             05/15/27.....................         266
    1,194  Series 2057, Class PE, 6.75%,
             05/15/28.....................       1,228
      271  Series 2261, Class ZY, 7.50%,
             10/15/30.....................         276
      157  Series 2289, Class NA, VAR,
             11.98%, 05/15/20.............         176
      598  Series 2338, Class FN, FRN,
             4.87%, 08/15/28..............         600
    1,084  Series 2345, Class PQ, 6.50%,
             08/15/16.....................       1,121
      318  Series 2366, Class VG, 6.00%,
             06/15/11.....................         322
      816  Series 2391, Class QT, 5.50%,
             05/15/15.....................         817
    1,049  Series 2416, Class SA, IF,
             7.18%, 02/15/32..............       1,051
      655  Series 2416, Class SH, IF,
             7.26%, 02/17/32..............         646
      294  Series 2477, Class FZ, FRN,
             4.92%, 06/15/31..............         298
    4,219  Series 2485, Class CB, 4.00%,
             08/15/07.....................       4,175
       78  Series 2496, Class BA, 5.00%,
             11/15/15.....................          78
    1,196  Series 2517, Class FE, FRN,
             4.87%, 10/15/09..............       1,201
   28,643  Series 2594, Class OF, FRN,
             4.82%, 06/15/32 (m)..........      28,297
   12,327  Series 2649, Class FK, FRN,
             4.92%, 07/15/33..............      12,064
   18,202  Series 2750, Class FG, FRN,
             4.77%, 02/15/34..............      18,351
    2,370  Series 2773, Class TB, 4.00%,
             04/15/19.....................       2,155
    5,070  Series 2927, Class GA, 5.50%,
             10/15/34.....................       5,110
    5,000  Series 2929, Class PC, 5.00%,
             01/15/28.....................       4,948
           Federal Home Loan Mortgage
             Corp.
    4,341  Series 1, Class S, IF, IO,
             4.52%, 10/25/22..............          73
    1,870  Series 1689, Class M, PO,
             03/15/24.....................       1,604
       53  Series 2006, Class I, IO,
             8.00%, 10/15/12..............           7
    1,058  Series 2033, Class PR, PO,
             03/15/24.....................         904
       46  Series 2193, Class PS, IF, IO,
             8.00%, 12/15/25..............           2


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
   13,800  Series 2628, Class IP, IO,
             4.50%, 10/15/16..............       1,965
    9,125  Series 2666, Class OI, IO,
             5.50%, 12/15/18..............         875
      364  Series T-51, Class 1A, PO,
             09/25/42.....................         305
           Federal Home Loan Mortgage
             Corp. Structured Pass Through
             Securities
    6,746  Series T-51, Class 1A, VAR,
             6.50%, 09/25/43..............       6,898
    2,630  Series T-54, Class 2A, 6.50%,
             02/25/43.....................       2,697
    5,808  Series T-54, Class 4A, FRN,
             4.88%, 02/25/43..............       6,085
           Federal National Mortgage
             Association
      160  Series 1988-15, Class B, FRN,
             4.96%, 06/25/18..............         161
       14  Series 1989-77, Class J, 8.75%,
             11/25/19.....................          15
        5  Series 1989-89, Class H, 9.00%,
             11/25/19.....................           5
      993  Series 1990-145, Class A, FRN,
             4.17%, 12/25/20 (m)..........         990
      369  Series 1990-64, Class Z,
             10.00%, 06/25/20.............         413
      461  Series 1991-142, Class PL,
             8.00%, 10/25/21..............         486
      303  Series 1991-150, Class G,
             8.00%, 11/25/06..............         305
      615  Series 1991-156, Class F, FRN,
             5.71%, 11/25/21..............         624
        1  Series 1992-91, Class SQ, IF,
             HB, 5103.84%, 05/25/22.......         181
    1,390  Series 1992-112, Class GB,
             7.00%, 07/25/22..............       1,444
      904  Series 1992-179, Class FB, FRN,
             5.91%, 10/25/07..............         913
      160  Series 1992-187, Class FA, FRN,
             3.87%, 10/25/07..............         158
      265  Series 1992-190, Class F, FRN,
             5.63%, 11/25/07..............         265
      601  Series 1993-27, Class S, IF,
             3.14%, 02/25/23..............         523
       53  Series 1993-93, Class FC, FRN,
             3.92%, 05/25/08..............          52
    1,183  Series 1993-110, Class H,
             6.50%, 05/25/23..............       1,214
      151  Series 1993-119, Class H,
             6.50%, 07/25/23..............         155
      501  Series 1993-165, Class FH, FRN,
             5.56%, 09/25/23..............         515

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
      564  Series 1993-186, Class F, FRN,
             3.87%, 09/25/08..............         558
      139  Series 1993-197, Class SC, IF,
             8.30%, 10/25/08..............         140
       75  Series 1993-225, Class VO, IF,
             9.09%, 12/25/22..............          76
    2,373  Series 1994-30, Class JA,
             5.00%, 07/25/23..............       2,367
    2,762  Series 1994-62, Class PH,
             6.90%, 11/25/23..............       2,805
       22  Series 1994-89, Class FA, FRN,
             4.86%, 03/25/09..............          23
    3,060  Series 1997-46, Class PT,
             7.00%, 07/18/12..............       3,148
      312  Series 1997-74, Class E, 7.50%,
             10/20/27.....................         329
    5,851  Series 2001-9, Class F, FRN,
             4.62%, 02/17/31..............       5,870
      548  Series 2002-16, Class VD,
             6.50%, 06/25/18..............         547
    1,115  Series 2002-18, Class PC,
             5.50%, 04/25/17..............       1,136
    5,830  Series 2002-27, Class FW, FRN,
             4.88%, 05/25/09..............       5,856
    9,942  Series 2002-77, Class FY, FRN,
             4.78%, 12/25/17..............      10,019
    6,098  Series 2002-92, Class FB, FRN,
             5.03%, 04/25/30..............       6,170
   15,385  Series 2003-17, Class FN, FRN,
             4.68%, 03/25/18..............      15,456
    8,362  Series 2003-19, Class VA,
             5.50%, 09/25/10..............       8,426
      733  Series 2003-21, Class FK, FRN,
             4.78%, 03/25/33..............         739
    5,000  Series 2003-35, Class MD,
             5.00%, 11/25/16..............       4,974
    8,750  Series 2003-70, Class BE,
             3.50%, 12/25/25..............       8,309
    3,134  Series 2003-72, Class JF, FRN,
             4.78%, 08/25/33..............       3,090
   23,448  Series 2003-87, Class HF, FRN,
             4.78%, 03/25/16 (m)..........      23,476
    7,992  Series 2004-17, Class BF, FRN,
             4.73%, 01/25/34..............       8,025
   11,764  Series 2004-33, Class FW, FRN,
             4.78%, 08/25/25..............      11,823
   12,139  Series 2004-54, Class FL, FRN,
             4.78%, 07/25/34..............      12,221
      441  Series G92-44, Class ZQ, 8.00%,
             07/25/22.....................         469
    5,788  Series G94-9, Class PJ, 6.50%,
             08/17/24.....................       6,015


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 130

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
           Federal National Mortgage
             Association Grantor Trust
    4,120  Series 2004-T1, Class 1A2,
             6.50%, 01/25/44..............       4,245
    2,941  Series 2001-T8, Class A1,
             7.50%, 07/25/41..............       3,078
    6,857  Series 2002-T6, Class A4, FRN,
             4.90%, 03/25/41..............       6,872
           Federal National Mortgage
             Association Interest
   16,673  Series 343, Class 27, IO,
             4.50%, 09/01/18..............       2,574
   10,248  Series 343, Class 23, IO,
             4.00%, 10/01/18..............       1,530
       19  Series 1992-154, Class SA, IF,
             IO, 5.40%, 08/25/22..........           3
    1,182  Series 1993-146, Class E, PO,
             05/25/23.....................       1,003
    1,953  Series 2001-33, Class ID, IO,
             6.00%, 07/25/31..............         410
    1,078  Series 2002-79, PO, 04/25/09...       1,016
   22,822  Series 2003-34, Class BS, IF,
             IO, 3.27%, 05/25/22..........       1,327
    5,932  Series 2003-60, Class SA, IF,
             IO, 3.27%, 07/25/21..........         405
   11,245  Series 2003-60, Class SB, IF,
             IO, 3.27%, 07/25/21..........         767
           Federal National Mortgage
             Association Whole Loan
    1,579  Series 2003-W1, Class 2A,
             7.50%, 12/25/42..............       1,651
   10,363  Series 2003-W15, Class 3A, FRN,
             4.87%, 12/25/42..............      10,537
   11,628  Series 2003-W4, Class 5A, FRN,
             5.04%, 10/25/42..............      11,874
    3,686  Series 2004-W2, Class 1A3F,
             FRN, 4.73%, 02/25/44.........       3,675
    5,541  Series 2004-W2, Class 4A, FRN,
             5.06%, 02/25/44..............       5,672
    7,394  Series 2005-W1, Class 1A2,
             6.50%, 10/25/44..............       7,574
           Government National Mortgage
             Association
    3,679  Series 1999-27, Class ZA,
             7.50%, 04/17/29..............       3,898
      120  Series 2000-35, Class F, FRN,
             4.92%, 12/16/25..............         121
    2,438  Series 2002-31, Class FC, FRN,
             4.63%, 09/26/21..............       2,443

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Agency CMO, continued:
    8,405  Series 2003-105, Class A,
             4.50%, 11/16/27..............       8,260
    7,506  Series 2004-11, Class PC,
             3.00%, 02/20/34..............       7,240
           Government National Mortgage
             Association
   17,316  Series 2003-21, Class PI, IO,
             5.50%, 06/20/32..............       2,460
                                            ----------
                                               353,510
                                            ----------
Non-Agency CMO (28.3%):
      296  Banc of America Mortgage
             Securities Series 2003-5,
             Class 2A8, FRN, 4.83%,
             07/25/18.....................         298
    9,817  Series 2005-A, Class 3A1, FRN,
             5.06%, 02/25/35..............       9,687
    5,000  Bear Stearns Adjustable Rate
             Mortgage Trust Series
             B2004-4, Class A5, VAR,
             3.51%, 06/25/34..............       4,793
           Bear Stearns Alt-A Trust
    8,427  Series 2002-2, Class M1, FRN,
             5.08%, 01/25/33..............       8,431
    7,416  Series 2002-2, Class M2, FRN,
             5.38%, 01/25/33..............       7,423
    3,292  Bear Stearns Asset Backed
             Securities, Inc. Series
             2004-AC6, Class M1, FRN,
             5.05%, 11/25/34..............       3,303
           BHN II Mortgage Trust
      224  Zero Coupon, 03/25/11..........           6
       27  Series 1997-2, Class A2, 7.54%,
             05/31/17.....................           1
    8,684  Cendant Mortgage Corp. Series
             2003-8, Class 1A2, 5.25%,
             10/25/33.....................       8,635
    3,815  Chase Mortgage Finance Corp.
             Series 2003-S7, Class A4,
             FRN, 4.78%, 08/25/18.........       3,813
       23  Chemical Mortgage Acceptance
             Corp. Series 1988-2, Class A,
             VAR, 7.41%, 05/25/18.........          24
      485  Citicorp Mortgage Securities,
             Inc. Series 1988-17, Class
             A1, VAR, 5.16%, 11/25/18.....         483
      134  Collateralized Mortgage
             Obligation Trust Series 50,
             Class B, PO, 10/01/18........         111
    8,582  Countrywide Alternative Loan
             Trust Series 2004-33, Class
             3A3, VAR, 4.85%, 12/25/34....       8,496


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
           Countrywide Home Loan Mortgage
             Pass Through Trust
    6,492  Series 2003-21, Class A1, FRN,
             4.10%, 05/25/33..............       6,421
   16,351  Series 2003-R4, Class 1A2F,
             FRN, 4.93%, 03/25/24 (e).....      16,362
    8,795  Series 2004-HYB8, Class 1A1,
             FRN, 4.72%, 01/20/35.........       8,802
    4,134  Series 2005-1, Class 1A2, FRN,
             2.90%, 03/25/35..............       4,136
   14,945  Series 2005-1, Class 2A1, FRN,
             4.67%, 03/25/35..............      14,928
           CS First Boston Mortgage
             Securities Corp.
      391  Series 2002-AR2, Class 1B2,
             VAR, 6.07%, 02/25/32.........         389
    3,551  Series 2003-AR22, Class 2A3,
             VAR, 4.11%, 09/25/33.........       3,533
    8,720  Series 2003-AR24, Class 2A4,
             VAR, 4.05%, 10/25/33.........       8,692
    4,094  Series 2004-5, Class 1A8,
             6.00%, 09/25/34..............       4,108
    3,556  Series 2005-4, Class 3A16,
             5.50%, 06/25/35..............       3,564
    2,847  First Horizon Alternative
             Mortgage Securities Series
             2005-AA7, Class 1A2, FRN,
             5.43%, 09/25/35..............       2,856
    6,329  First Horizon Asset Securities,
             Inc. Series 2004-AR7, Class
             2A1, FRN, 4.94%, 02/25/35....       6,276
           First Republic Mortgage Loan
             Trust
      677  Series 2000-FRB1, Class B1,
             FRN, 4.88%, 06/25/30.........         679
    4,056  Series 2000-FRB2, Class A1,
             FRN, 4.62%, 10/15/30.........       4,019
           GSR Mortgage Loan Trust
    5,099  Series 2003-3F, Class 3A2, FRN,
             4.78%, 04/25/33..............       5,103
   12,499  Series 2004-10F, Class 7A1,
             5.50%, 09/25/34..............      12,418
           Impac CMB Trust
    1,391  Series 2002-8, Class A, FRN,
             5.29%, 03/25/33..............       1,391
      762  Series 2003-3, Class M1, FRN,
             5.47%, 01/25/33..............         762
    3,321  Series 2003-12, Class M1, FRN,
             5.03%, 12/25/33..............       3,322
    1,829  Series 2004-1, Class A1, FRN,
             4.71%, 03/25/34..............       1,837
      914  Series 2004-1, Class A2, FRN,
             4.83%, 03/25/34..............         918

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
    8,518  Series 2004-3, Class 3A, FRN,
             4.70%, 03/25/34..............       8,518
    2,579  Series 2004-3, Class M2, FRN,
             4.90%, 06/25/34..............       2,584
    5,485  Series 2004-6, Class 1A2, FRN,
             4.77%, 10/25/34..............       5,494
   12,721  Series 2005-5, Class A1, FRN,
             4.70%, 07/25/35..............      12,729
           MASTR Adjustable Rate Mortgages
             Trust
    4,557  Series 2003-3, Class 3A3, VAR,
             4.78%, 09/25/33..............       4,521
   16,861  Series 2003-5, Class 5A1, VAR,
             4.26%, 10/25/33..............      16,376
      813  Series 2004-2, Class 3A1, FRN,
             4.77%, 03/25/34..............         814
    5,034  Series 2004-7, Class 6A1, FRN,
             4.82%, 08/25/34..............       5,054
    6,185  Series 2004-13, Class 2A1, FRN,
             3.82%, 04/21/34..............       6,035
           MASTR Asset Securitization
             Trust
   15,709  Series 2003-12, Class 2A1,
             4.50%, 12/25/13..............      15,484
    4,192  Series 2004-6, Class 4A1,
             5.00%, 07/25/19..............       4,115
    3,944  MASTR Seasoned Securities Trust
             Series 2003-1, Class 3A2,
             FRN, 4.78%, 02/25/33.........       3,949
           Mellon Residential Funding
             Corp.
    5,558  Series 2001-TBC1, Class B1,
             FRN, 5.25%, 11/15/31.........       5,622
    1,061  Series 2002-TBC1, Class B1,
             FRN, 5.37%, 09/15/30.........       1,060
      530  Series 2002-TBC1, Class B2,
             FRN, 5.77%, 09/15/30.........         529
    3,500  Series 2002-TBC2, Class B1,
             FRN, 5.22%, 08/15/32.........       3,515
    1,001  Merrill Lynch Trust Series 47,
             Class Z, 8.99%, 10/20/20.....       1,069
           MLCC Mortgage Investors, Inc.
    4,673  Series 2004-1, Class 2A3, VAR,
             4.74%, 12/25/34..............       4,598
   15,035  Series 2004-D, Class A1, FRN,
             4.71%, 08/25/34..............      15,052
           Morgan Stanley Dean Witter
             Capital I
    4,316  Series 2003-HYB1, Class A4,
             FRN, 4.20%, 03/25/33.........       4,337
    3,150  Series 2003-HYB1, Class B1,
             FRN, 4.25%, 03/25/33.........       3,169


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 132

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
           Morgan Stanley Mortgage Loan
             Trust
   11,928  Series 2004-11AR, Class 1A2A,
             FRN, 4.69%, 01/25/35.........      11,935
    3,244  Series 2004-5AR, Class 3A3,
             VAR, 4.48%, 07/25/34.........       3,165
    6,000  Series 2004-5AR, Class 3A5,
             VAR, 4.48%, 07/25/34.........       5,882
           Nomura Asset Acceptance Corp.
   11,176  Series 2003-A3, Class A, IO,
             VAR, 5.15%, 03/25/06.........          95
    1,954  Series 2003-A3, Class A1, SUB,
             5.00%, 08/25/33..............       1,899
    6,900  Series 2004-AP1, Class A, IO,
             VAR, 5.00%, 03/25/34.........          28
    1,661  Series 2004-AR1, Class 5A1,
             FRN, 4.76%, 08/25/34.........       1,663
   10,882  Series 2004-R1, Class A1,
             6.50%, 03/25/34 (e)..........      11,126
    7,276  Series 2004-R3, Class AF, FRN,
             4.83%, 02/25/35 (e)..........       7,283
    3,431  Series 2005-AR1, Class 2A1,
             FRN, 4.66%, 03/25/35.........       3,433
           Residential Accredit Loans,
             Inc.
       17  Series 2002-QS14, Class A8,
             FRN, 4.93%, 09/25/32.........          17
    6,974  Series 2004-QS3, Class CB,
             5.00%, 03/25/19..............       6,850
    3,869  Series 2004-QS6, Class A1,
             5.00%, 05/25/19..............       3,814
    4,500  Residential Funding Mortgage
             Securities I Series 2005-SA2,
             Class 2A2, VAR, 4.97%,
             06/25/35.....................       4,510
       31  Salomon Brothers Mortgage
             Securities VII Series
             2000-UP1, Class A2, 8.00%,
             08/25/27.....................          32
      138  Securitized Asset Sales, Inc.
             Series 1993-7, Class TA3,
             6.25%, 12/25/23..............         138
           Sequoia Mortgage Trust
    1,478  Series 11, Class A, FRN, 4.82%,
             12/20/32.....................       1,484
    2,068  Series 12, Class A, FRN, 4.82%,
             01/20/33.....................       2,074
    3,393  Series 2003-3, Class A2, FRN,
             5.02%, 07/20/33..............       3,394

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
           Structured Asset Mortgage
             Investments, Inc.
    8,808  Series 2002-AR2, Class A3, FRN,
             4.87%, 07/19/32..............       8,859
    2,147  Series 2004-AR1, Class 1A1,
             FRN, 4.72%, 03/19/34.........       2,139
           Structured Asset Securities
             Corp.
        8  Series 2001-8A, Class 1A1,
             8.00%, 05/25/31..............           8
    5,724  Series 2003-40A, Class 4A, VAR,
             5.39%, 01/25/34..............       5,699
    6,267  Series 2003-8, Class 2A9, FRN,
             4.88%, 04/25/33..............       6,267
    2,187  Series 2004-4XS, Class A, IO,
             VAR, 5.00%, 01/25/06.........          --(h)
    8,625  Thornburg Mortgage Securities
             Trust Series 2004-2, Class
             A4, FRN, 4.72%, 06/25/44.....       8,614
           Washington Mutual, Inc.
    3,629  Series 2002-AR15, Class A5,
             VAR, 4.38%, 12/25/32.........       3,578
    4,606  Series 2003-AR3, Class A5, VAR,
             3.93%, 04/25/33..............       4,501
    4,974  Series 2003-S12, Class 2A,
             4.75%, 11/25/18..............       4,839
    6,519  Series 2004-AR11, Class A, VAR,
             4.59%, 10/25/34..............       6,400
   10,919  Series 2004-AR14, Class A1,
             VAR, 4.27%, 01/25/35.........      10,689
   14,136  Series 2004-AR3, Class A1, VAR,
             3.92%, 06/25/34..............      13,617
           Wells Fargo Mortgage Backed
             Securities Trust
    5,026  Series 2003-F, Class A1, FRN,
             4.89%, 06/25/33..............       4,943
    9,735  Series 2003-K, Class 1A2, FRN,
             4.49%, 11/25/33..............       9,370
   25,900  Series 2003-K, Class 2A2, FRN,
             4.52%, 11/25/33..............      25,359
    6,768  Series 2004-2, Class A1, 5.00%,
             01/25/19.....................       6,643
    8,704  Series 2004-7, Class 2A2,
             5.00%, 07/25/19..............       8,576
    2,900  Series 2004-8, Class A1, 5.00%,
             08/25/19.....................       2,838
    8,245  Series 2004-EE, Class 3A1, FRN,
             3.99%, 01/25/35..............       8,035


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Collateralized Mortgage Obligations, continued:
Non-Agency CMO, continued:
    3,668  Series 2004-H, Class A2, FRN,
             4.53%, 06/25/34..............       3,507
   10,000  Series 2004-S, Class A4, FRN,
             3.54%, 09/25/34..............       9,794
      264  Westpac Securitisation Trust
             (United Kingdom) Series
             1999-1G, Class A, FRN, 4.57%,
             05/19/30.....................         264
                                            ----------
                                               514,005
                                            ----------
  Total Collateralized Mortgage
    Obligations
    (Cost $876,815)
                                               867,515
                                            ----------
COMMERCIAL MORTGAGE BACKED SECURITIES (3.1%):
    2,500  Banc of America Large Loan
             Series 2004-BBA4, Class D,
             FRN, 4.75%, 06/15/18 (e).....       2,507
           Bayview Commercial Asset Trust
   15,257  Series 2004-1, Class A, FRN,
             4.74%, 04/25/34 (e)..........      15,257
    3,623  Series 2004-3, Class A2, FRN,
             4.80%, 01/25/35 (e)..........       3,623
    9,796  Series 2005-2A, Class A2, FRN,
             4.73%, 08/25/35 (e)..........       9,796
    1,959  Series 2005-2A, Class M1, FRN,
             4.81%, 08/25/35 (e)..........       1,957
    3,000  Bear Stearns Commercial
             Mortgage Securities Series
             2004-BA5A, Class E, FRN,
             4.81%, 09/15/19 (e)..........       3,003
    5,165  CS First Boston Mortgage
             Securities Corp. Series
             2001-CK1, Class A2, 6.25%,
             12/16/35.....................       5,256
    1,024  FFCA Secured Lending Corp.
             Series 1999-1A, Class B2,
             FRN, 5.37%, 09/18/25 (e).....         986
    8,218  Lehman Brothers Floating Rate
             Commercial Mortgage Trust
             Series 2003-LLFA, Class E,
             FRN, 5.27%, 12/14/14 (e).....       8,237

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Commercial Mortgage Backed Securities, continued:
    5,000  Morgan Stanley Capital I Series
             2003-T11, Class A2, 4.34%,
             06/13/41.....................       4,885
      632  Nationslink Funding Corp.
             Series 1999-SL, Class A1V,
             FRN, 4.71%, 11/10/30.........         633
                                            ----------
  Total Commercial Mortgage Backed
    Securities
    (Cost $56,414)
                                                56,140
                                            ----------
CORPORATE BONDS (1.7%):
Airlines (0.3%):
    3,990  American Airlines, Inc. FRN,
             5.12%, 03/23/09..............       4,001
      678  Delta Airlines, Inc. 4.40%,
             01/25/08 (d).................         678
      495  United Airlines, Inc. Series
             2001-1, 7.78%, 07/01/15
             (d)..........................         493
                                            ----------
                                                 5,172
                                            ----------
Capital Markets (0.7%):
    6,355  Lehman Brothers Holdings, Inc.
             Series 1, FRN, 6.49%,
             02/17/15.....................       6,101
    5,000  Merrill Lynch & Co., Inc. VAR,
             7.03%, 10/01/14..............       4,828
    1,150  Morgan Stanley 5.80%,
             04/01/07.....................       1,162
                                            ----------
                                                12,091
                                            ----------
Commercial Banks (0.3%):
           Popular North America, Inc.
    4,000  4.25%, 04/01/08................       3,923
    1,250  6.13%, 10/15/06................       1,257
    1,195  UnionBanCal Corp. 5.75%,
             12/01/06.....................       1,198
                                            ----------
                                                 6,378
                                            ----------
Consumer Finance (0.4%):
    1,000  HSBC Finance Corp. 7.88%,
             03/01/07.....................       1,032
      350  SLM Corp. FRN, 6.81%,
             01/31/14.....................         345
    5,335  Standard Credit Card Master
             Trust Series A, 7.25%,
             04/07/08 (m).................       5,370
                                            ----------
                                                 6,747
                                            ----------
Electric Utilities (0.0%) (g):
      400  DTE Energy Co. 7.05%,
             06/01/11.....................         431
      400  Exelon Generation Co., LLC
             6.95%, 06/15/11..............         431
                                            ----------
                                                   862
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 134

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Corporate Bonds, continued:
Insurance (0.0%) (g):
      400  MGIC Investment Corp. 6.00%,
             03/15/07.....................         404
                                            ----------
  Total Corporate Bonds
    (Cost $32,143)                              31,654
                                            ----------
MORTGAGE PASS-THROUGH SECURITIES (16.4%):
           Federal Home Loan Mortgage
             Corp. Gold Pools
    7,837  5.00%, 09/01/12................       7,822
    7,999  5.50%, 09/01/12 - 10/01/12.....       8,070
    1,990  6.00%, 11/01/08 - 04/01/17
             (m)..........................       2,022
    9,468  6.50%, 09/01/10 - 04/01/32
             (m)..........................       9,723
    1,190  7.00%, 04/01/09 - 08/01/11
             (m)..........................       1,218
      415  7.50%, 08/01/09 - 05/01/28.....         427
      939  8.00%, 12/01/09 - 06/01/17.....         987
      202  8.50%, 07/01/28................         219
      113  9.00%, 02/01/25................         124
           Federal Home Loan Mortgage
             Corp. Conventional Pools
      210  ARM, 3.92%, 08/01/18...........         210
      133  ARM, 3.97%, 03/01/18...........         132
       69  ARM, 4.00%, 07/01/30...........          69
       66  ARM, 4.13%, 06/01/18...........          66
       52  ARM, 4.22%, 02/01/19...........          52
       27  ARM, 4.47%, 12/01/21...........          26
      198  ARM, 4.52%, 01/01/21...........         198
    2,620  ARM, 4.55%, 11/01/18 -
             06/01/30.....................       2,628
       11  ARM, 4.60%, 01/01/20...........          11
      226  ARM, 5.08%, 08/01/19...........         229
      487  ARM, 5.09%, 01/01/30...........         497
      760  ARM, 5.15%, 08/01/27...........         780
        1  ARM, 5.16%, 02/01/19...........           1
      605  ARM, 5.18%, 07/01/19...........         620
    6,177  ARM, 5.29%, 04/01/32...........       6,321
    1,149  ARM, 5.32%, 12/01/27 (m).......       1,176
      368  ARM, 5.33%, 04/01/30...........         377
      489  ARM, 5.36%, 01/01/27...........         503
    2,723  ARM, 5.39%, 01/01/23...........       2,795
    2,485  ARM, 5.44%, 02/01/23 - 07/01/30
             (m)..........................       2,551
      986  ARM, 5.51%, 12/01/26...........       1,018
      190  ARM, 5.52%, 06/01/22...........         193
       85  ARM, 5.56%, 12/01/29...........          87
      364  ARM, 5.57%, 05/01/18...........         368
      115  ARM, 5.60%, 11/01/27...........         117
       30  ARM, 5.65%, 11/01/28...........          31
       46  ARM, 5.71%, 06/01/26 (m).......          47
    2,906  ARM, 5.74%, 01/01/23 - 04/01/24
             (m)..........................       2,965

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Mortgage Pass-through Securities, continued:
      414  ARM, 5.77%, 10/01/29...........         423
      367  ARM, 5.78%, 07/01/28...........         377
    1,031  ARM, 6.00%, 12/01/26...........       1,058
       74  ARM, 6.01%, 06/01/25...........          75
           Federal National Mortgage
             Association Various Pools
    1,913  ARM, 4.06%, 09/01/19...........       1,903
      131  ARM, 4.09%, 08/01/18...........         131
       63  ARM, 4.11%, 04/01/19...........          63
       74  ARM, 4.13%, 06/01/17...........          74
      555  ARM, 4.22%, 11/01/18...........         554
   14,910  ARM, 4.24%, 04/01/33...........      14,763
      887  ARM, 4.25%, 03/01/17 -
             08/01/31.....................         889
      110  ARM, 4.28%, 11/01/16...........         111
      467  ARM, 4.32%, 07/01/17 -
             07/01/19.....................         468
      218  ARM, 4.34%, 03/01/18...........         219
      513  ARM, 4.37%, 06/01/15 -
             01/01/29.....................         516
   59,095  4.50%, 06/01/13 - 03/01/19.....      58,036
   22,577  5.00%, 11/01/12 -11/01/13......      22,564
   51,404  5.50%, 01/01/12 - 11/01/34.....      51,223
   17,139  6.00%, 07/01/09 - 08/01/34
             (m)..........................      17,434
    1,388  6.50%, 09/01/08 - 11/01/31
             (m)..........................       1,424
      113  ARM, 3.69%, 10/01/16...........         113
      255  ARM, 3.73%, 09/01/14...........         255
       23  ARM, 3.76%, 07/01/27...........          23
      136  ARM, 3.86%, 06/01/29...........         136
      105  ARM, 3.88%, 09/01/17...........         105
       95  ARM, 3.91%, 06/01/20...........          96
      328  ARM, 3.99%, 03/01/33...........         329
       83  ARM, 4.56%, 01/01/28...........          83
      620  ARM, 4.57%, 08/01/19...........         622
      323  ARM, 4.64%, 10/01/14...........         324
      234  ARM, 4.83%, 08/01/19 -
             02/01/31.....................         234
    3,072  ARM, 4.94%, 05/01/35...........       3,099
    1,736  ARM, 4.99%, 02/01/34...........       1,705
    1,341  ARM, 5.02%, 03/01/15 -
             04/01/21.....................       1,351
       39  ARM, 5.04%, 04/01/30...........          40
      313  ARM, 5.08%, 12/01/20...........         317
       40  ARM, 5.10%, 11/01/29...........          41
    2,618  ARM, 5.11%, 11/01/18 -
             12/01/28.....................       2,659
      160  ARM, 5.17%, 05/01/20...........         164
      250  ARM, 5.19%, 11/01/30...........         261
      279  ARM, 5.23%, 04/01/19...........         275
      279  ARM, 5.26%, 06/01/26...........         287
       33  ARM, 5.27%, 04/01/24...........          34
       64  ARM, 5.280%, 06/01/18..........          66


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN ULTRA SHORT TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Mortgage Pass-through Securities, continued:
      129  ARM, 5.29%, 03/01/23...........         131
    8,527  ARM, 5.39%, 11/01/28 -
             05/01/33.....................       8,707
       82  ARM, 5.43%, 05/01/29...........          84
      477  ARM, 5.46%, 01/01/31 (m).......         482
      200  ARM, 5.51%, 03/01/38...........         203
      792  ARM, 5.53%, 07/01/20 (m).......         804
       55  ARM, 5.54%, 07/01/30...........          56
      194  ARM, 5.58%, 01/01/16 -
             07/01/30.....................         198
       76  ARM, 5.60%, 11/01/21...........          77
    1,483  ARM, 5.63%, 08/01/26...........       1,527
       54  ARM, 5.66%, 06/01/09...........          54
    4,095  ARM, 5.67%, 08/01/15 - 05/01/18
             (m)..........................       4,119
    3,370  ARM, 5.78%, 01/01/25...........       3,463
       36  ARM, 5.79%, 07/01/25...........          36
      129  ARM, 5.85%, 11/01/23...........         133
       65  ARM, 5.90%, 05/01/09...........          66
       41  ARM, 5.94%, 05/01/31...........          42
      295  ARM, 6.00%, 01/01/20...........         295
      534  ARM, 6.06%, 03/01/29...........         547
      658  ARM, 6.17%, 05/01/31...........         647
       44  ARM, 6.22%, 12/01/26...........          45
    7,352  7.00%, 01/01/08 - 03/01/27
             (m)..........................       7,651
      218  7.25%, 09/01/22................         227
      774  7.50%, 08/01/10 - 10/01/30.....         805
       61  ARM, 7.78%, 05/01/30...........          61
    1,595  8.00%, 11/01/12 - 11/01/27.....       1,694
      483  8.50%, 08/01/17 - 10/01/24.....         513
       96  9.00%, 08/01/21 - 08/01/25.....         105
      115  12.00%, 11/01/30...............         131
           Government National Mortgage
             Association Various Pools
    4,496  ARM, 4.13%, 12/20/16 -
             12/20/27.....................       4,536
      509  ARM, 4.25%, 03/20/28                    511
    9,827  ARM, 4.37%, 01/20/16 -
             11/20/27.....................       9,877

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Mortgage Pass-through Securities, continued:
      266  ARM, 4.50%, 02/20/18 -
             06/20/20.....................         266
      159  ARM, 4.63%, 01/20/16 -
             03/20/18.....................         160
    6,290  ARM, 4.75%, 07/20/17 - 09/20/27
             (m)..........................       6,330
       33  ARM, 5.00%, 08/20/19...........          33
       31  ARM, 5.25%, 08/20/18...........          31
       16  ARM, 5.37%, 07/20/15...........          15
      232  7.00%, 06/15/24................         244
      367  7.25%, 08/20/22 - 03/20/23.....         385
      387  7.40%, 10/20/21 - 03/20/22.....         408
       74  7.50%, 10/20/23................          78
      266  7.85%, 12/20/20 - 12/20/21.....         283
      410  8.00%, 07/20/25 - 10/15/27.....         439
      115  9.00%, 11/15/24................         126
    1,030  9.50%, 07/15/25................       1,135
                                            ----------
  Total Mortgage Pass-Through Securities
    (Cost $301,064)                            297,364
                                            ----------
U.S. GOVERNMENT AGENCY SECURITIES (0.3%):
    5,000  Federal National Mortgage
             Association FRN, 5.83%,
             02/17/09
             (Cost $5,000)................       4,868
                                            ----------
  Total Long-Term Investments
    (Cost $1,613,599)                        1,600,547
                                            ----------
 SHARES
---------
SHORT-TERM INVESTMENTS (11.8%):
INVESTMENT COMPANY (11.8%):
  213,324  JPMorgan Liquid Assets Money
             Market Fund (b)
             (Cost $213,324)..............     213,324
                                            ----------
TOTAL INVESTMENTS (100.0%)
  (Cost $1,826,923)                          1,813,871
OTHER ASSETS LESS LIABILITIES (0.0%) (G)           141
                                            ----------
NET ASSETS (100.0%)                          1,814,012
                                            ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 136

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

ABBREVIATIONS

ARM     Adjustable Rate Mortgage
CMO     Collateralized Mortgage Obligation
FRN     Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.
GO      General Obligation
HB      High Coupon Bonds
IF      Inverse Floaters
IO      Interest Only
PO      Principal Only
REIT    Real Estate Investment Trust
STRIPS  Separate Trading of Registered Interest and Principal
        Securities.
SUB     Step-Up Bond. The rate shown is the rate in effect as of
        December 31, 2005.
TBA     To Be Announced
VAR     Variable. The interest rate shown is the rate in effect as of December 31, 2005.

(a)  Non-income producing security.

(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Management, Inc. or JPMorgan Investment Advisors, Inc.

(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)  Defaulted Security.

(e) All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f) Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

                                                                  MARKET
 FUND                                                             VALUE       PERCENTAGE
 ----                                                          ------------   ----------
 JPMorgan Core Plus Bond Fund................................     $  451         0.03%
 JPMorgan High Yield Bond Fund...............................     $1,698         0.15%
 JPMorgan Intermediate Bond Fund.............................         --(h)        --(g)

(g)  Amount rounds to less than 0.1%.

(h)  Amount rounds to less than one thousand.

(i) Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA's, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

HB High Coupon Bonds (a.k.a. 'IOettes') represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.

IF Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

IO Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the generally higher than prevailing market underlying pool. The yields on these securities are yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

STRIPS -- Separate Trading of Registered Interest and Principal of Securities. The STRIPS program lets investors hold and trade the individual interest and principal components of eligible notes and bonds as separate securities.

See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 CORE       CORE PLUS     GOVERNMENT    HIGH YIELD
                                                              BOND FUND     BOND FUND     BOND FUND     BOND FUND
                                                              ----------    ----------    ----------    ----------
ASSETS:
Investments in non-affiliates, at value.....................  $3,815,144    $1,346,924    $1,025,189    $1,251,962
Investments in affiliates, at value.........................     264,125        55,335        31,106        47,924
Repurchase agreements, at value.............................      53,236        20,957       174,722        97,313
                                                              ----------    ----------    ----------    ----------
Total investments securities, at value......................   4,132,505     1,423,216     1,231,017     1,397,199
Cash........................................................         391            53            --           301
Receivables:
 Investment securities sold.................................          19            53             9           142
 Fund shares sold...........................................      21,178           654           835         1,300
 Interest and dividends.....................................      29,613        12,412         7,176        20,669
Prepaid expenses and other assets...........................          63            16            12            14
                                                              ----------    ----------    ----------    ----------
 Total assets...............................................   4,183,769     1,436,404     1,239,049     1,419,625
                                                              ----------    ----------    ----------    ----------
LIABILITIES:
Payables:
 Dividends..................................................       9,817         5,136         3,458         6,611
 Investment securities purchased............................          --            --            --        24,027
 Collateral for securities lending program..................     221,570       134,268       174,722       249,379
 Fund shares redeemed.......................................      50,097         1,382         1,135         1,663
Accrued liabilities:
 Investment advisory fees...................................         989           333           269           626
 Administration fees........................................         101           109            89            96
 Shareholder servicing fees.................................         525           224            66            67
 Distribution fees..........................................         177            18            98            53
 Custodian and accounting fees..............................          50            15            14             2
 Trustees' fees -- deferred compensation plan...............          40             3             8            19
 Other......................................................       1,021           263           199           242
                                                              ----------    ----------    ----------    ----------
Total liabilities...........................................     284,387       141,751       180,058       282,785
                                                              ----------    ----------    ----------    ----------
Net Assets..................................................  $3,899,382    $1,294,653    $1,058,991    $1,136,840
                                                              ==========    ==========    ==========    ==========
NET ASSETS:
Paid in capital.............................................  $3,968,624    $1,296,263    $1,035,393    $1,157,150
Accumulated undistributed (distributions in excess of) net
 investment income..........................................        (219)           30          (188)         (687)
Accumulated net realized gains (losses) from investments....     (41,730)      (33,766)      (10,321)       (2,879)
Net unrealized appreciation (depreciation) from
 investments................................................     (27,293)       32,126        34,107       (16,744)
                                                              ----------    ----------    ----------    ----------
Total Net Assets............................................  $3,899,382    $1,294,653    $1,058,991    $1,136,840
                                                              ==========    ==========    ==========    ==========
NET ASSETS:
Class A.....................................................  $  388,787    $   52,424    $  143,239    $   63,788
Class B.....................................................      88,867         7,495        82,886        35,640
Class C.....................................................      58,381         3,277        24,006        25,830
Select Class................................................   2,695,465     1,218,355       808,860       971,591
Ultra.......................................................     667,882        13,102            --        39,991
                                                              ----------    ----------    ----------    ----------
Total.......................................................  $3,899,382    $1,294,653    $1,058,991    $1,136,840
                                                              ==========    ==========    ==========    ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)
($0.0001 PAR VALUE; UNLIMITED NUMBER OF SHARES AUTHORIZED):
Class A.....................................................      36,569         6,748        14,028         7,847
Class B.....................................................       8,368           960         8,125         4,380
Class C.....................................................       5,465           420         2,356         3,174
Select Class................................................     253,745       156,860        79,308       119,323
Ultra.......................................................      62,870         1,687            --         4,914

NET ASSETS VALUE:
Class A -- Redemption price per share.......................  $    10.63    $     7.77    $    10.21    $     8.13
Class B -- Offering price per share (a).....................  $    10.62    $     7.80    $    10.20    $     8.14
Class C -- Offering price per share (a).....................  $    10.68    $     7.80    $    10.19    $     8.14
Select Class -- Offering and redemption price per share.....  $    10.62    $     7.77    $    10.20    $     8.14
Ultra -- Offering and redemption price per share............  $    10.62    $     7.77    $       --    $     8.14
Class A maximum sales charge................................        4.50%         4.50%         4.50%         4.50%
Class A Maximum Public Offering Price Per Share (net asset
 value per share/100% -- maximum sales charge)..............  $    11.13    $     8.14    $    10.69    $     8.51
                                                              ----------    ----------    ----------    ----------
Cost of investments.........................................  $4,159,798    $1,391,090    $1,196,910    $1,413,943
Market value of securities on loan..........................     218,204       132,055       171,664       245,078

------------

(a) Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 138

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED), CONTINUED
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            MORTGAGE-                    TREASURY
                                                                              BACKED        SHORT           &         ULTRA SHORT
                                                            INTERMEDIATE    SECURITIES     DURATION       AGENCY         TERM
                                                             BOND FUND         FUND       BOND FUND        FUND        BOND FUND
                                                            ------------    ----------    ----------    ----------    -----------
ASSETS:
Investments in non-affiliates, at value...................   $1,362,043     $1,228,324    $1,160,642     $141,620     $1,600,547
Investments in affiliates, at value.......................       74,712         54,770         3,640        2,993        213,324
Repurchase agreements, at value...........................       41,010          9,543        67,024       39,948             --
                                                             ----------     ----------    ----------     --------     ----------
Total investments securities, at value....................    1,477,765      1,292,637     1,231,306      184,561      1,813,871
Cash......................................................           71            207             7           --             --
Receivables:
 Investment securities sold...............................           16             37           239           --            421
 Fund shares sold.........................................       19,646         16,255        17,574          194          5,258
 Interest and dividends...................................       12,522          6,102        10,765        1,558          6,281
Prepaid expenses and other assets.........................           24             17            15            2             26
                                                             ----------     ----------    ----------     --------     ----------
 Total assets.............................................    1,510,044      1,315,255     1,259,906      186,315      1,825,857
                                                             ----------     ----------    ----------     --------     ----------
LIABILITIES:
Payables:
 Dividends................................................        4,651          1,512         2,220          257          3,079
 Investment securities purchased..........................           --             --           341           --             --
 Collateral for securities lending program................       98,460         13,759       183,033       39,948             --
 Fund shares redeemed.....................................       19,028         16,059        18,292          260          7,714
Accrued liabilities:
 Investment advisory fees.................................          352            231           183           37            254
 Administration fees......................................           24             27            33            2             38
 Shareholder servicing fees...............................          198             16           148           --            224
 Distribution fees........................................          127              4            64           28            312
 Custodian and accounting fees............................           29             36            18            5             28
 Trustees' fees -- deferred compensation plan.............            3              3             3           --              8
Other.....................................................          195            115           147           40            188
                                                             ----------     ----------    ----------     --------     ----------
Total liabilities.........................................      123,067         31,762       204,482       40,577         11,845
                                                             ----------     ----------    ----------     --------     ----------
Net Assets................................................   $1,386,977     $1,283,493    $1,055,424     $145,738     $1,814,012
                                                             ==========     ==========    ==========     ========     ==========
NET ASSETS:
Paid in capital...........................................   $1,417,638     $1,312,341    $1,074,817     $150,506     $1,852,500
Accumulated undistributed (distributions in excess of) net
 investment income........................................         (244)          (327)         (105)         (24)          (196)
Accumulated net realized gains (losses) from
 investments..............................................      (16,810)       (16,114)       (9,509)      (2,318)       (25,240)
Net unrealized appreciation (depreciation) from
 investments..............................................      (13,607)       (12,407)       (9,779)      (2,426)       (13,052)
                                                             ----------     ----------    ----------     --------     ----------
Total Net Assets..........................................   $1,386,977     $1,283,493    $1,055,424     $145,738     $1,814,012
                                                             ==========     ==========    ==========     ========     ==========
NET ASSETS:
Class A...................................................   $  152,032     $   13,406    $   93,892     $ 75,318     $  236,862
Class B...................................................       88,202             --        24,125       18,098         52,350
Class C...................................................       58,093             --        43,197           --        347,752
Select Class..............................................      932,297        115,840       514,384       52,322        651,946
Ultra.....................................................      156,353      1,154,247       379,826           --        525,102
                                                             ----------     ----------    ----------     --------     ----------
Total.....................................................   $1,386,977     $1,283,493    $1,055,424     $145,738     $1,814,012
                                                             ==========     ==========    ==========     ========     ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)
($0.0001 PAR VALUE; UNLIMITED NUMBER OF SHARES
 AUTHORIZED):
Class A...................................................       14,639          1,265         8,986        7,684         24,283
Class B...................................................        8,613             --         2,293        1,848          5,405
Class C...................................................        5,670             --         4,110           --         35,951
Select Class..............................................       89,848         11,103        49,189        5,346         66,838
Ultra.....................................................       15,061        110,634        36,328           --         53,826

NET ASSETS VALUE:
Class A -- Redemption price per share.....................   $    10.39     $    10.60    $    10.45     $   9.80     $     9.75
Class B -- Offering price per share (a)...................   $    10.24     $       --    $    10.52     $   9.79     $     9.69
Class C -- Offering price per share (a)...................   $    10.25     $       --    $    10.51     $     --     $     9.67
Select Class -- Offering and redemption price per share...   $    10.38     $    10.43    $    10.46     $   9.79     $     9.75
Ultra -- Offering and redemption price per share..........   $    10.38     $    10.43    $    10.46     $     --     $     9.76
Class A maximum sales charge..............................         4.50%          4.50%         3.00%        3.00%          3.00%
Class A Maximum Public Offering Price Per Share (net asset
 value per share/100% -- maximum sales charge)............   $    10.88     $    11.10    $    10.77     $  10.10     $    10.05
                                                             ----------     ----------    ----------     --------     ----------
Cost of investments.......................................   $1,491,372     $1,305,044    $1,241,085     $186,987     $1,826,923
Market value of securities on loan........................       97,122         13,517       179,819       39,193             --

------------

(a) Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED)
DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

                                         CORE        CORE PLUS    GOVERNMENT    HIGH YIELD
                                       BOND FUND     BOND FUND    BOND FUND     BOND FUND
                                      -----------    ---------    ----------    ----------
INVESTMENT INCOME:
Interest income.....................   $  98,808     $ 35,799      $ 27,147      $ 47,098
Dividend income.....................           3           --            --           390
Dividend income from affiliates
 (a)................................       6,462          836           446           531
Income from securities lending
 (net)..............................         458          210           164         1,042
Foreign taxes withheld..............          --           (3)           --            --
                                       ---------     --------      --------      --------
Total investment income.............     105,731       36,842        27,757        49,061
                                       ---------     --------      --------      --------
EXPENSES:
Investment advisory fees............       5,964        1,981         1,614         3,768
Administrative fees.................       2,088          696           564           608
Distribution fees:
 Class A Shares.....................         492           69           176            83
 Class B Shares.....................         344           32           335           143
 Class C Shares.....................         229           13            93           103
Shareholder servicing fees:
 Class A Shares.....................         492           69           176            83
 Class B Shares.....................         115           11           112            48
 Class C Shares.....................          76            4            31            34
 Select Class Shares................       3,470        1,559         1,026         1,233
Custodian and accounting fees.......          94           29            27            23
Professional fees...................          79           40            43            40
Trustees' fees......................          28           10             7             4
Printing and mailing costs..........          97           11            26            23
Registration and filing fees........          10           23            25            19
Transfer agent fees.................         989          122           213           116
Other...............................          25           11             9            15
                                       ---------     --------      --------      --------
Total expenses......................      14,592        4,680         4,477         6,343
                                       ---------     --------      --------      --------
Less amounts waived.................      (2,387)        (284)         (924)         (975)
Less earnings credits...............          (5)          (2)           --(b)        (14)
Less reimbursements for legal
 matters............................         (15)          (4)           (3)           (4)
                                       ---------     --------      --------      --------
Net expenses........................      12,185        4,390         3,550         5,350
                                       ---------     --------      --------      --------
NET INVESTMENT INCOME (LOSS)........      93,546       32,452        24,207        43,711
                                       ---------     --------      --------      --------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on
 transactions from:
Investments.........................      (5,594)      (2,845)          124        (3,203)
Change in net unrealized
 appreciation (depreciation) of:
 Investments........................     (95,599)     (27,445)      (28,424)      (17,600)
                                       ---------     --------      --------      --------
NET REALIZED/UNREALIZED GAINS
 (LOSSES)...........................    (101,193)     (30,290)      (28,300)      (20,803)
                                       ---------     --------      --------      --------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................   $  (7,647)    $  2,162      $ (4,093)     $ 22,908
                                       =========     ========      ========      ========
(a) Includes reimbursements of
    investment advisory,
    administration and shareholder
    servicing fees..................   $     753     $     94      $     26      $     61
                                       ---------     --------      --------      --------


(b) Amount rounds to less than $1,000.


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 140

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED), CONTINUED
DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

                                                                             MORTGAGE-
                                                                               BACKED        SHORT       TREASURY        ULTRA
                                                             INTERMEDIATE    SECURITIES    DURATION      & AGENCY     SHORT TERM
                                                              BOND FUND         FUND       BOND FUND       FUND        BOND FUND
                                                             ------------    ----------    ---------    ----------    -----------
INVESTMENT INCOME:
Interest income............................................    $ 38,369       $ 31,454      $20,592      $ 4,075       $ 38,584
Dividend income............................................           4             --           --           --             --
Dividend income from affiliates (a)........................       1,145          3,173           84           37          3,146
Income from securities lending (net).......................         141              7          261           19             --
                                                               --------       --------      -------      -------       --------
Total investment income....................................      39,659         34,634       20,937        4,131         41,730
                                                               --------       --------      -------      -------       --------
EXPENSES:
Investment advisory fees...................................       2,122          2,292        1,406          221          2,387
Administrative fees........................................         743            686          590           77          1,001
Distribution fees:
 Class A Shares............................................         206             19          122          100            324
 Class B Shares............................................         361             --          101           78            217
 Class C Shares............................................         241             --          186           --          1,503
Shareholder servicing fees:
 Class A Shares............................................         206             19          122          100            324
 Class B Shares............................................         121             --           34           26             73
 Class C Shares............................................          80             --           62           --            501
 Select Class Shares.......................................       1,182            145          698           59            906
Custodian and accounting fees..............................          30              8           53           12             48
Professional fees..........................................          40             28           38           30             39
Trustees' fees.............................................          11              8            9            1             19
Printing and mailing costs.................................          48              7           28            4             56
Registration and filing fees...............................          31             13           31           18             44
Transfer agent fees........................................         300              6          131           21            287
Other......................................................           9             --           --            4             32
                                                               --------       --------      -------      -------       --------
Total expenses.............................................       5,731          3,231        3,611          751          7,761
                                                               --------       --------      -------      -------       --------
Less amounts waived........................................        (884)        (1,470)        (574)        (239)        (1,874)
Less earnings credits......................................          (1)            (3)          (1)          (1)            (6)
Less reimbursements for legal matters......................          (6)            (5)          (4)          (1)            (7)
                                                               --------       --------      -------      -------       --------
Net expenses...............................................       4,840          1,753        3,032          510          5,874
                                                               --------       --------      -------      -------       --------
NET INVESTMENT INCOME (LOSS)...............................      34,819         32,881       17,905        3,621         35,856
                                                               --------       --------      -------      -------       --------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments................................................      (1,048)            30       (1,616)      (2,228)           174
Change in net unrealized appreciation (depreciation) of:
Investments................................................     (34,762)       (28,456)      (5,224)        (682)       (12,854)
                                                               --------       --------      -------      -------       --------
NET REALIZED/UNREALIZED GAINS (LOSSES).....................     (35,810)       (28,426)      (6,840)      (2,910)       (12,680)
                                                               --------       --------      -------      -------       --------
Change in net assets resulting from operations.............    $   (991)      $  4,455      $11,065      $   711       $ 23,176
                                                               ========       ========      =======      =======       ========
(a) Includes reimbursements of investment advisory,
    administration and shareholder servicing fees..........    $    122       $    377      $     5      $     2       $    354
                                                               --------       --------      -------      -------       --------



See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                          CORE BOND FUND              CORE PLUS BOND FUND          GOVERNMENT BOND FUND
                                    ---------------------------   ---------------------------   ---------------------------
                                     SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                       ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                    DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                        2005           2005           2005           2005           2005           2005
                                    ------------   ------------   ------------   ------------   ------------   ------------
                                    (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS:
Net investment income (loss)......   $   93,546     $  230,255     $   32,452     $   65,092     $   24,207     $   46,035
Net realized gain (loss) on
  investments.....................       (5,594)        83,952         (2,845)        (3,980)           124          4,813
Change in net unrealized
  appreciation (depreciation) of
  investments.....................      (95,599)         7,230        (27,445)        27,341        (28,424)        27,545
                                     ----------     ----------     ----------     ----------     ----------     ----------
  Change in net assets resulting
    from operations...............       (7,647)       321,437          2,162         88,453         (4,093)        78,393
                                     ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES
  From net investment income......       (9,180)       (16,733)        (1,278)        (2,624)        (3,120)        (4,694)
CLASS B SHARES
  From net investment income......       (1,815)        (3,926)          (172)          (419)        (1,632)        (3,622)
CLASS C SHARES
  From net investment income......       (1,193)        (2,873)           (69)          (148)          (458)        (1,089)
SELECT CLASS SHARES
  From net investment income......      (66,391)      (203,802)       (30,562)       (62,584)       (19,049)       (37,357)
ULTRA SHARES
  From net investment income......      (16,353)       (11,737)          (349)          (308)            --             --
                                     ----------     ----------     ----------     ----------     ----------     ----------
  Total distributions to
    shareholders..................      (94,932)      (239,071)       (32,430)       (66,083)       (24,259)       (46,762)
                                     ----------     ----------     ----------     ----------     ----------     ----------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS:
Change in net assets from capital
  transactions....................       65,663     (1,575,481)       (11,119)       (67,300)         2,136         64,259
                                     ----------     ----------     ----------     ----------     ----------     ----------
NET ASSETS
Change in net assets..............      (36,916)    (1,493,115)       (41,387)       (44,930)       (26,216)        95,890
Beginning of period...............    3,936,298      5,429,413      1,336,040      1,380,970      1,085,207        989,317
                                     ----------     ----------     ----------     ----------     ----------     ----------
End of period.....................   $3,899,382     $3,936,298     $1,294,653     $1,336,040     $1,058,991     $1,085,207
                                     ==========     ==========     ==========     ==========     ==========     ==========
Accumulated undistributed
  (distributions in excess of) net
  investment income...............   $     (219)    $    1,167     $       30     $        8     $     (188)    $     (136)
                                     ----------     ----------     ----------     ----------     ----------     ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 142

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                                                                                      MORTGAGE-BACKED
                                       HIGH YIELD BOND FUND         INTERMEDIATE BOND FUND            SECURITIES FUND
                                    ---------------------------   ---------------------------   ---------------------------
                                     SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                       ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                    DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                        2005           2005           2005           2005           2005           2005
                                    ------------   ------------   ------------   ------------   ------------   ------------
                                    (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS:
Net investment income (loss)......   $   43,711     $   92,389     $   34,819     $   82,488     $   32,881     $   69,011
Net realized gain (loss) on
  investments.....................       (3,203)           866         (1,048)        10,736             30          5,552
Change in net unrealized
  appreciation (depreciation) of
  investments.....................      (17,600)        20,969        (34,762)            41        (28,456)         7,344
                                     ----------     ----------     ----------     ----------     ----------     ----------
Change in net assets resulting
  from operations.................       22,908        114,224           (991)        93,265          4,455         81,907
                                     ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES
  From net investment income......       (2,466)        (5,479)        (3,898)        (9,022)          (341)          (567)
  From net realized gains.........           --           (221)            --             --             --             --
CLASS B SHARES
  From net investment income......       (1,278)        (2,828)        (2,032)        (4,822)            --             --
  From net realized gains.........           --           (124)            --             --             --             --
CLASS C SHARES
  From net investment income......         (928)        (2,167)        (1,349)        (3,470)            --             --
  From net realized gains.........           --            (97)            --             --             --             --
SELECT CLASS SHARES
  From net investment income......      (37,982)       (80,984)       (23,939)       (63,754)        (2,892)       (51,490)
  From net realized gains.........           --         (3,337)            --             --             --             --
ULTRA SHARES
  From net investment income......       (1,590)        (1,399)        (3,818)        (4,106)       (29,951)       (20,249)
                                     ----------     ----------     ----------     ----------     ----------     ----------
  Total distributions to
    shareholders..................      (44,244)       (96,636)       (35,036)       (85,174)       (33,184)       (72,306)
                                     ----------     ----------     ----------     ----------     ----------     ----------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS:
Change in net assets from capital
  transactions....................       (7,264)       (46,573)         3,131       (605,663)        38,718       (274,003)
                                     ----------     ----------     ----------     ----------     ----------     ----------
NET ASSETS
Change in net assets..............      (28,600)       (28,985)       (32,896)      (597,572)         9,989       (264,402)
Beginning of period...............    1,165,440      1,194,425      1,419,873      2,017,445      1,273,504      1,537,906
                                     ----------     ----------     ----------     ----------     ----------     ----------
End of period.....................   $1,136,840     $1,165,440     $1,386,977     $1,419,873     $1,283,493     $1,273,504
                                     ==========     ==========     ==========     ==========     ==========     ==========
Accumulated undistributed
  (distributions in excess of) net
  investment income...............   $     (687)          (154)    $     (244)    $      (27)    $     (327)    $      (24)
                                     ----------     ----------     ----------     ----------     ----------     ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                     SHORT DURATION BOND FUND       TREASURY & AGENCY FUND      ULTRA SHORT TERM BOND FUND
                                    ---------------------------   ---------------------------   ---------------------------
                                     SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                       ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                    DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                        2005           2005           2005           2005           2005           2005
                                    ------------   ------------   ------------   ------------   ------------   ------------
                                    (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS:
Net investment income (loss)......   $   17,905     $   36,364     $    3,621     $    6,971     $   35,856     $   57,412
Net realized gain (loss) on
  investments.....................       (1,616)        (1,912)        (2,228)         1,738            174           (777)
Change in net unrealized
  appreciation (depreciation) of
  investments.....................       (5,224)       (10,248)          (682)        (4,952)       (12,854)        (5,828)
                                     ----------     ----------     ----------     ----------     ----------     ----------
Change in net assets resulting
  from operations.................       11,065         24,204            711          3,757         23,176         50,807
                                     ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES
  From net investment income......       (1,426)        (2,853)        (1,979)        (3,704)        (5,076)        (9,310)
  From net realized gains.........           --             --             --         (1,133)            --             --
CLASS B SHARES
  From net investment income......         (319)          (796)          (458)        (1,248)          (983)        (1,733)
  From net realized gains.........           --             --             --           (407)            --             --
CLASS C SHARES
  From net investment income......         (587)        (1,663)            --             --         (6,772)       (12,725)
  From net realized gains.........           --             --             --             --             --             --
SELECT CLASS SHARES
  From net investment income......       (8,879)       (26,089)        (1,231)        (2,050)       (14,984)       (32,550)
  From net realized gains.........           --             --             --           (511)            --             --
ULTRA SHARES
  From net investment income......       (6,829)        (5,705)            --             --        (10,652)        (5,441)
                                     ----------     ----------     ----------     ----------     ----------     ----------
  Total distributions to
    shareholders..................      (18,040)       (37,106)        (3,668)        (9,053)       (38,467)       (61,759)
                                     ----------     ----------     ----------     ----------     ----------     ----------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS:
Change in net assets from capital
  transactions....................      (73,228)      (147,267)        (2,138)       (34,081)      (143,617)      (208,766)
                                     ----------     ----------     ----------     ----------     ----------     ----------
NET ASSETS
Change in net assets..............      (80,203)      (160,169)        (5,095)       (39,377)      (158,908)      (219,718)
Beginning of period...............    1,135,627      1,295,796        150,833        190,210      1,972,920      2,192,638
                                     ----------     ----------     ----------     ----------     ----------     ----------
End of period.....................   $1,055,424     $1,135,627     $  145,738     $  150,833     $1,814,012     $1,972,920
                                     ==========     ==========     ==========     ==========     ==========     ==========
Accumulated undistributed
  (distributions in excess of) net
  investment income...............   $     (105)    $       30     $      (24)    $       23     $     (196)    $    2,415
                                     ----------     ----------     ----------     ----------     ----------     ----------


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 144

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                                CORE BOND FUND              CORE PLUS BOND FUND          GOVERNMENT BOND FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                          DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                              2005           2005           2005           2005           2005           2005
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued............   $ 107,701     $   143,235      $  4,718      $  13,575       $ 26,143      $  36,823
 Net assets acquired in Fund
   Reorganization (note 9)..............          --          17,702            --             --             --         44,516
 Dividends reinvested...................       7,307          14,333           775          1,696          2,197          3,566
 Cost of shares redeemed................     (89,446)       (155,486)       (8,117)       (18,591)       (21,914)       (34,340)
                                           ---------     -----------      --------      ---------       --------      ---------
Change in net assets from Class A
 capital transactions...................   $  25,562     $    19,784      $ (2,624)     $  (3,320)      $  6,426      $  50,565
                                           =========     ===========      ========      =========       ========      =========
CLASS B SHARES:
 Proceeds from shares issued............   $   7,716     $    10,967      $    262      $   1,726       $  2,421      $   7,383
 Net assets acquired in Fund
   Reorganization (note 9)..............          --          10,985            --             --             --         11,923
 Dividends reinvested...................       1,173           2,674           114            325          1,267          3,107
 Cost of shares redeemed................     (12,511)        (29,035)       (2,104)        (4,552)       (13,519)       (31,955)
                                           ---------     -----------      --------      ---------       --------      ---------
Change in net assets from Class B
 capital transactions...................   $  (3,622)    $    (4,409)     $ (1,728)     $  (2,501)      $ (9,831)     $  (9,542)
                                           =========     ===========      ========      =========       ========      =========
CLASS C SHARES:
 Proceeds from shares issued............   $   7,806     $    11,473      $    520      $     956       $  3,481      $   6,479
 Dividends reinvested...................         706           1,775            49            119            355            939
 Cost of shares redeemed................     (12,763)        (29,309)         (705)        (1,388)        (4,104)       (26,287)
                                           ---------     -----------      --------      ---------       --------      ---------
Change in net assets from Class C
 capital transactions...................   $  (4,251)    $   (16,061)     $   (136)     $    (313)      $   (268)     $ (18,869)
                                           =========     ===========      ========      =========       ========      =========
SELECT CLASS SHARES:
 Proceeds from shares issued............   $ 416,007     $ 1,180,277      $ 65,964      $ 170,708       $ 54,397      $ 106,361
 Net assets acquired in Fund
   Reorganization (note 9)..............          --         806,911            --             --             --         73,203
 Dividends reinvested...................      15,181         114,096           198          2,805            263          1,361
 Cost of shares redeemed................    (418,587)     (4,320,898)      (72,318)      (248,564)       (48,851)      (138,820)
                                           ---------     -----------      --------      ---------       --------      ---------
Change in net assets from Select Class
 capital transactions...................   $  12,601     $(2,219,614)     $ (6,156)     $ (75,051)      $  5,809      $  42,105
                                           =========     ===========      ========      =========       ========      =========
ULTRA SHARES:
 Proceeds from shares issued............   $ 124,225     $   722,418      $     --(a)   $  14,525       $     --      $      --
 Dividends reinvested...................       7,008           4,918            --             --             --             --
 Cost of shares redeemed................     (95,860)        (82,517)         (475)          (640)            --             --
                                           ---------     -----------      --------      ---------       --------      ---------
Change in net assets from Ultra capital
 transactions...........................   $  35,373     $   644,819      $   (475)     $  13,885       $     --      $      --
                                           =========     ===========      ========      =========       ========      =========
SHARE TRANSACTIONS:
CLASS A SHARES
 Issued.................................      10,034          13,134           602          1,712          2,546          3,552
 Shares issued in connection with Fund
   Reorganization (note 9)..............          --           1,630            --             --             --          4,299
 Reinvested.............................         683           1,316            99            214            214            344
 Redeemed...............................      (8,367)        (14,280)       (1,038)        (2,344)        (2,134)        (3,314)
                                           ---------     -----------      --------      ---------       --------      ---------
Change in Class A Shares................       2,350           1,800          (337)          (418)           626          4,881
                                           =========     ===========      ========      =========       ========      =========
CLASS B SHARES
 Issued.................................         721           1,007            33            216            236            712
 Shares issued in connection with Fund
   Reorganization (note 9)..............          --           1,012            --             --             --          1,153
 Reinvested.............................         110             246            15             41            124            301
 Redeemed...............................      (1,169)         (2,669)         (268)          (572)        (1,320)        (3,089)
                                           ---------     -----------      --------      ---------       --------      ---------
Change in Class B Shares................        (338)           (404)         (220)          (315)          (960)          (923)
                                           =========     ===========      ========      =========       ========      =========
CLASS C SHARES:
 Issued.................................         724           1,048            66            120            339            626
 Reinvested.............................          66             162             6             15             35             91
 Redeemed...............................      (1,185)         (2,678)          (89)          (175)          (400)        (2,539)
                                           ---------     -----------      --------      ---------       --------      ---------
Change in Class C Shares................        (395)         (1,468)          (17)           (40)           (26)        (1,822)
                                           =========     ===========      ========      =========       ========      =========
SELECT CLASS SHARES:
 Issued.................................      38,805         107,996         8,416         21,531          5,283         10,275
 Shares issued in connection with Fund
   Reorganization (note 9)..............          --          74,368            --             --             --          7,077
 Reinvested.............................       1,425          10,471            25            355             26            132
 Redeemed...............................     (39,140)       (395,418)       (9,251)       (31,321)        (4,752)       (13,427)
                                           ---------     -----------      --------      ---------       --------      ---------
Change in Select Class Shares...........       1,090        (202,583)         (810)        (9,435)           557          4,057
                                           =========     ===========      ========      =========       ========      =========
ULTRA SHARES:
 Issued.................................      11,660          66,743            --(b)       1,830             --             --
 Reinvested.............................         657             455            --             --             --             --
 Redeemed...............................      (8,977)         (7,667)          (62)           (81)            --             --
                                           ---------     -----------      --------      ---------       --------      ---------
Change in Ultra Shares..................       3,340          59,530           (62)         1,749             --             --
                                           =========     ===========      ========      =========       ========      =========

------------

(a) Amount rounds to less than $1,000.

(b) Amount rounds to less than 1,000 shares.

See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                                                                                            MORTGAGE-BACKED
                                             HIGH YIELD BOND FUND         INTERMEDIATE BOND FUND            SECURITIES FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                          DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                              2005           2005           2005           2005           2005           2005
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued............   $  11,418      $  31,700      $  17,523     $    57,955     $   1,799     $     9,262
 Dividends reinvested...................       1,518          3,881          2,768           7,238           243             401
 Cost of shares redeemed................     (16,552)       (43,888)       (37,129)       (131,624)       (3,375)         (2,293)
 Redemption fees........................           1             --(a)          --              --            --              --
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in net assets from Class A
 capital transactions...................   $  (3,615)     $  (8,307)     $ (16,838)    $   (66,431)    $  (1,333)    $     7,370
                                           =========      =========      =========     ===========     =========     ===========
CLASS B SHARES:
 Proceeds from shares issued............   $   2,522      $   9,033      $   1,406     $     5,809     $      --     $        --
 Dividends reinvested...................         607          1,587          1,446           3,809            --              --
 Cost of shares redeemed................      (6,492)       (10,888)       (14,738)        (39,691)           --              --
 Redemption Fees........................          --(a)           1             --              --            --              --
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in net assets from Class B
 capital transactions...................   $  (3,363)     $    (267)     $ (11,886)    $   (30,073)    $      --     $        --
                                           =========      =========      =========     ===========     =========     ===========
CLASS C SHARES:
 Proceeds from shares issued............   $   2,494      $   6,804      $   3,070     $    10,724     $      --     $        --
 Dividends reinvested...................         556          1,564            841           2,615            --              --
 Cost of shares redeemed................      (5,059)       (15,876)       (12,432)        (67,055)           --              --
 Redemption Fees........................          --(a)          --(a)          --              --            --              --
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in net assets from Class C
 capital transactions...................   $  (2,009)     $  (7,508)     $  (8,521)    $   (53,716)    $      --     $        --
                                           =========      =========      =========     ===========     =========     ===========
SELECT CLASS SHARES:
 Proceeds from shares issued............   $ 100,209      $ 253,649      $ 205,132     $   476,049     $ 102,637     $   372,340
 Dividends reinvested...................       2,242          9,018          2,230          23,725         1,355          40,634
 Cost of shares redeemed................    (101,023)      (335,330)      (192,889)     (1,089,278)     (108,644)     (1,822,493)
 Redemption fees........................          12              1             --              --            --              --
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in net assets from Select Class
 capital transactions...................   $   1,440      $ (72,662)     $  14,473     $  (589,504)    $  (4,652)    $(1,409,519)
                                           =========      =========      =========     ===========     =========     ===========
ULTRA SHARES:
 Proceeds from shares issued............   $     282      $  49,888      $  27,302     $   222,727     $ 121,768     $ 1,160,694
 Dividends reinvested...................          --             --            432             698        22,715          14,224
 Cost of shares redeemed................          --(a)      (7,717)        (1,831)        (89,364)      (99,780)        (46,772)
 Redemption fees........................           1             --             --              --            --              --
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in net assets from Ultra capital
 transactions...........................   $     283      $  42,171      $  25,903     $   134,061     $  44,703     $ 1,128,146
                                           =========      =========      =========     ===========     =========     ===========
SHARE TRANSACTIONS:
CLASS A SHARES
 Issued.................................       1,384          3,780          1,671           5,412           167             854
 Reinvested.............................         184            465            265             678            23              37
 Redeemed...............................      (2,004)        (5,247)        (3,550)        (12,273)         (317)           (212)
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in Class A Shares................        (436)        (1,002)        (1,614)         (6,183)         (127)            679
                                           =========      =========      =========     ===========     =========     ===========
CLASS B SHARES
 Issued.................................         306          1,077            136             550            --              --
 Reinvested.............................          74            190            140             361            --              --
 Redeemed...............................        (787)        (1,305)        (1,429)         (3,762)           --              --
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in Class B Shares................        (407)           (38)        (1,153)         (2,851)           --              --
                                           =========      =========      =========     ===========     =========     ===========
CLASS C SHARES:
 Issued.................................         301            809            296           1,015            --              --
 Reinvested.............................          68            187             82             248            --              --
 Redeemed...............................        (613)        (1,897)        (1,204)         (6,334)           --              --
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in Class C Shares................        (244)          (901)          (826)         (5,071)           --              --
                                           =========      =========      =========     ===========     =========     ===========
SELECT CLASS SHARES:
 Issued.................................      12,160         30,161         19,587          44,490         9,762          34,791
 Reinvested.............................         272          1,075            213           2,217           129           3,803
 Redeemed...............................     (12,205)       (39,681)       (18,419)       (101,847)      (10,325)       (171,270)
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in Select Class Shares...........         227         (8,445)         1,381         (55,140)         (434)       (132,676)
                                           =========      =========      =========     ===========     =========     ===========
ULTRA SHARES:
 Issued.................................          34          5,829          2,612          20,906        11,547         109,466
 Reinvested.............................          --             --             41              66         2,166           1,339
 Redeemed...............................          --(b)        (949)          (176)         (8,388)       (9,487)         (4,398)
                                           ---------      ---------      ---------     -----------     ---------     -----------
Change in Ultra Shares..................          34          4,880          2,477          12,584         4,226         106,407
                                           =========      =========      =========     ===========     =========     ===========

------------

(a) Amount rounds to less than $1,000.

(b) Amount rounds to less than 1,000 Shares.

See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 146

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                           SHORT DURATION BOND FUND       TREASURY & AGENCY FUND      ULTRA SHORT TERM BOND FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                          DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                              2005           2005           2005           2005           2005           2005
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued............   $  18,341     $    30,928      $ 11,091       $ 39,292      $  35,562      $ 159,519
 Dividends reinvested...................       1,171           2,382         1,558          3,623          3,388          6,848
 Cost of shares redeemed................     (22,769)        (43,764)      (18,083)       (49,368)       (81,964)      (245,704)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in net assets from Class A
 capital transactions...................   $  (3,257)    $   (10,454)     $ (5,434)      $ (6,453)     $ (43,014)     $ (79,337)
                                           =========     ===========      ========       ========      =========      =========
CLASS B SHARES:
 Proceeds from shares issued............   $     263     $     2,503      $    162       $    498      $   1,337      $   5,093
 Dividends reinvested...................         244             666           336          1,361            795          1,520
 Cost of shares redeemed................      (5,587)        (16,021)       (4,989)       (27,294)       (11,459)       (25,861)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in net assets from Class B
 capital transactions...................   $  (5,080)    $   (12,852)     $ (4,491)      $(25,435)     $  (9,327)     $ (19,248)
                                           =========     ===========      ========       ========      =========      =========
CLASS C SHARES:
 Proceeds from shares issued............   $   2,956     $    20,457      $     --       $     --      $  60,441      $ 262,889
 Dividends reinvested...................         489           1,498            --             --          5,859         11,675
 Cost of shares redeemed................     (16,236)        (63,598)           --             --       (154,321)      (436,940)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in net assets from Class C
 capital transactions...................   $ (12,791)    $   (41,643)     $     --       $     --      $ (88,021)     $(162,376)
                                           =========     ===========      ========       ========      =========      =========
SELECT CLASS SHARES:
 Proceeds from shares issued............   $ 151,306     $   532,445      $ 16,940       $ 14,086      $ 105,874      $ 693,975
 Dividends reinvested...................         371           8,217           235            641          5,447         16,102
 Cost of shares redeemed................    (193,659)     (1,016,766)       (9,388)       (16,920)      (218,199)    (1,084,257)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in net assets from Select Class
 capital transactions...................   $ (41,982)    $  (476,104)     $  7,787       $ (2,193)     $(106,878)     $(374,180)
                                           =========     ===========      ========       ========      =========      =========
ULTRA SHARES:
 Proceeds from shares issued............   $  15,785     $   502,301      $     --       $     --      $ 150,042      $ 482,991
 Dividends reinvested...................       2,592           1,906            --             --          6,378          2,837
 Cost of shares redeemed................     (28,495)       (110,421)           --             --        (52,797)       (59,453)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in net assets from Ultra capital
 transactions...........................   $ (10,118)    $   393,786      $     --       $     --      $ 103,623      $ 426,375
                                           =========     ===========      ========       ========      =========      =========
SHARE TRANSACTIONS:
CLASS A SHARES
 Issued.................................       1,750           2,918         1,122          3,845          3,630         16,136
 Reinvested.............................         112             225           158            356            346            694
 Redeemed...............................      (2,173)         (4,133)       (1,830)        (4,860)        (8,363)       (24,855)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in Class A Shares................        (311)           (990)         (550)          (659)        (4,387)        (8,025)
                                           =========     ===========      ========       ========      =========      =========
CLASS B SHARES
 Issued.................................          25             234            16             49            137            519
 Reinvested.............................          23              63            34            134             82            155
 Redeemed...............................        (529)         (1,502)         (505)        (2,680)        (1,178)        (2,637)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in Class B Shares................        (481)         (1,205)         (455)        (2,497)          (959)        (1,963)
                                           =========     ===========      ========       ========      =========      =========
CLASS C SHARES:
 Issued.................................         280           1,916            --             --          6,217         26,821
 Reinvested.............................          47             141            --             --            604          1,194
 Redeemed...............................      (1,540)         (5,963)           --             --        (15,882)       (44,601)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in Class C Shares................      (1,213)         (3,906)           --             --         (9,061)       (16,586)
                                           =========     ===========      ========       ========      =========      =========
SELECT CLASS SHARES:
 Issued.................................      14,426          50,151         1,721          1,383         10,794         70,220
 Reinvested.............................          35             773            24             63            557          1,632
 Redeemed...............................     (18,469)        (96,103)         (952)        (1,658)       (22,254)      (109,846)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in Select Class Shares...........      (4,008)        (45,179)          793           (212)       (10,903)       (37,994)
                                           =========     ===========      ========       ========      =========      =========
ULTRA SHARES:
 Issued.................................       1,506          47,597            --             --         15,294         49,005
 Reinvested.............................         247             181            --             --            653            289
 Redeemed...............................      (2,718)        (10,485)           --             --         (5,383)        (6,033)
                                           ---------     -----------      --------       --------      ---------      ---------
Change in Ultra Shares..................        (965)         37,293            --             --         10,564         43,261
                                           =========     ===========      ========       ========      =========      =========


See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

                      (This page intentionally left blank)

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 148

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                      PER SHARE OPERATING PERFORMANCE
                                          -------------------------------------------------------
                                                                 INVESTMENT OPERATIONS
                                                      -------------------------------------------
                                          NET ASSET        NET         NET REALIZED
                                           VALUE,      INVESTMENT     AND UNREALIZED   TOTAL FROM
                                          BEGINNING      INCOME       GAINS (LOSSES)   INVESTMENT
CLASS A                                   OF PERIOD      (LOSS)       ON INVESTMENTS   OPERATIONS
-------                                   ---------   -------------   --------------   ----------
CORE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................   $10.91         $0.26           $(0.29)        $(0.03)
 Year Ended June 30, 2005...............    10.77          0.51             0.15           0.66
 Year Ended June 30, 2004...............    11.18          0.48            (0.39)          0.09
 Year Ended June 30, 2003...............    10.82          0.62             0.35           0.97
 Year Ended June 30, 2002...............    10.59          0.66             0.28           0.94
 Year Ended June 30, 2001...............    10.08          0.63             0.51           1.14
CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     7.95          0.18            (0.18)            --
 Year Ended June 30, 2005...............     7.82          0.36             0.14           0.50
 Year Ended June 30, 2004...............     8.10          0.36            (0.28)          0.08
 Year Ended June 30, 2003...............     7.81          0.45             0.30           0.75
 Year Ended June 30, 2002...............     7.75          0.46             0.05           0.51
 Year Ended June 30, 2001...............     7.50          0.46             0.26           0.72
GOVERNMENT BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.48          0.23            (0.27)         (0.04)
 Year Ended June 30, 2005...............    10.16          0.46             0.33           0.79
 Year Ended June 30, 2004...............    10.67          0.48            (0.52)         (0.04)
 Year Ended June 30, 2003...............    10.26          0.52             0.42           0.94
 Year Ended June 30, 2002...............     9.93          0.55             0.33           0.88
 Year Ended June 30, 2001...............     9.55          0.58             0.38           0.96
HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     8.29          0.31            (0.16)          0.15
 Year Ended June 30, 2005...............     8.17          0.61             0.14           0.75
 Year Ended June 30, 2004...............     7.92          0.61             0.23           0.84
 Year Ended June 30, 2003...............     7.30          0.65             0.62           1.27
 Year Ended June 30, 2002...............     8.19          0.70            (0.89)         (0.19)
 Year Ended June 30, 2001...............     8.89          0.84            (0.70)          0.14
INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.65          0.22            (0.23)         (0.01)
 Year Ended June 30, 2005...............    10.63          0.40             0.12           0.52
 Year Ended June 30, 2004...............    11.01          0.47            (0.37)          0.10
 Year Ended June 30, 2003...............    10.70          0.57             0.32           0.89
 Year Ended June 30, 2002...............    10.50          0.62             0.21           0.83
 Year Ended June 30, 2001...............    10.07          0.60             0.43           1.03
MORTGAGE-BACKED SECURITIES FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.83          0.25            (0.23)          0.02
 Year Ended June 30, 2005...............    10.77          0.49             0.08           0.57
 Year Ended June 30, 2004...............    10.89          0.42            (0.08)          0.34
 Year Ended June 30, 2003...............    11.00          0.60            (0.04)          0.56
 Year Ended June 30, 2002...............    10.47          0.61             0.55           1.16
 August 18, 2000 (a) to June 30, 2001...    10.00          0.59             0.47           1.06
SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.51          0.15            (0.06)          0.09
 Year Ended June 30, 2005...............    10.62          0.28            (0.10)          0.18
 Year Ended June 30, 2004...............    10.86          0.27            (0.23)          0.04
 Year Ended June 30, 2003...............    10.72          0.35             0.18           0.53
 Year Ended June 30, 2002...............    10.56          0.48             0.19           0.67
 Year Ended June 30, 2001...............    10.28          0.58             0.27           0.85
TREASURY & AGENCY FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.00          0.25            (0.20)          0.05
 Year Ended June 30, 2005...............    10.31          0.42            (0.20)          0.22
 Year Ended June 30, 2004...............    10.76          0.35            (0.40)         (0.05)
 Year Ended June 30, 2003...............    10.33          0.38             0.43           0.81
 Year Ended June 30, 2002...............    10.04          0.44             0.29           0.73
 Year Ended June 30, 2001...............     9.65          0.55             0.39           0.94
ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     9.83          0.19            (0.07)          0.12
 Year Ended June 30, 2005...............     9.89          0.27            (0.04)          0.23
 Year Ended June 30, 2004...............     9.97          0.20            (0.05)          0.15
 Year Ended June 30, 2003...............     9.95          0.24             0.04           0.28
 Year Ended June 30, 2002...............     9.86          0.36             0.11           0.47
 Year Ended June 30, 2001...............     9.73          0.59             0.14           0.73

                                                   PER SHARE OPERATING PERFORMANCE
                                          --------------------------------------------------
                                                      DISTRIBUTIONS
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL       REDEMPTION
CLASS A                                     INCOME      GAINS     DISTRIBUTIONS      FEES
-------                                   ----------   --------   -------------   ----------
CORE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    $(0.25)     $   --       $(0.25)        $  --
 Year Ended June 30, 2005...............     (0.52)         --        (0.52)           --
 Year Ended June 30, 2004...............     (0.50)         --        (0.50)           --
 Year Ended June 30, 2003...............     (0.60)      (0.01)       (0.61)           --
 Year Ended June 30, 2002...............     (0.68)      (0.03)       (0.71)           --
 Year Ended June 30, 2001...............     (0.63)         --        (0.63)           --
CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.18)         --        (0.18)           --
 Year Ended June 30, 2005...............     (0.37)         --        (0.37)           --
 Year Ended June 30, 2004...............     (0.36)         --        (0.36)           --
 Year Ended June 30, 2003...............     (0.46)         --        (0.46)           --
 Year Ended June 30, 2002...............     (0.45)         --        (0.45)           --
 Year Ended June 30, 2001...............     (0.47)         --        (0.47)           --
GOVERNMENT BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.23)         --        (0.23)           --
 Year Ended June 30, 2005...............     (0.47)         --        (0.47)           --
 Year Ended June 30, 2004...............     (0.47)         --        (0.47)           --
 Year Ended June 30, 2003...............     (0.53)         --        (0.53)           --
 Year Ended June 30, 2002...............     (0.55)         --        (0.55)           --
 Year Ended June 30, 2001...............     (0.58)         --        (0.58)           --
HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.31)         --        (0.31)           --(b)
 Year Ended June 30, 2005...............     (0.61)      (0.02)       (0.63)           --(b)
 Year Ended June 30, 2004...............     (0.59)         --        (0.59)           --
 Year Ended June 30, 2003...............     (0.65)         --        (0.65)           --
 Year Ended June 30, 2002...............     (0.70)         --        (0.70)           --
 Year Ended June 30, 2001...............     (0.84)         --        (0.84)           --
INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.25)         --        (0.25)           --
 Year Ended June 30, 2005...............     (0.50)         --        (0.50)           --
 Year Ended June 30, 2004...............     (0.48)         --        (0.48)           --
 Year Ended June 30, 2003...............     (0.58)         --        (0.58)           --
 Year Ended June 30, 2002...............     (0.63)         --        (0.63)           --
 Year Ended June 30, 2001...............     (0.60)         --        (0.60)           --
MORTGAGE-BACKED SECURITIES FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.25)         --        (0.25)           --
 Year Ended June 30, 2005...............     (0.51)         --        (0.51)           --
 Year Ended June 30, 2004...............     (0.46)         --        (0.46)           --
 Year Ended June 30, 2003...............     (0.66)      (0.01)       (0.67)           --
 Year Ended June 30, 2002...............     (0.62)      (0.01)       (0.63)           --
 August 18, 2000 (a) to June 30, 2001...     (0.59)         --        (0.59)           --
SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.15)         --        (0.15)           --
 Year Ended June 30, 2005...............     (0.29)         --        (0.29)           --
 Year Ended June 30, 2004...............     (0.28)         --        (0.28)           --
 Year Ended June 30, 2003...............     (0.39)         --        (0.39)           --
 Year Ended June 30, 2002...............     (0.51)         --        (0.51)           --
 Year Ended June 30, 2001...............     (0.57)         --        (0.57)           --
TREASURY & AGENCY FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.25)         --        (0.25)           --
 Year Ended June 30, 2005...............     (0.42)      (0.11)       (0.53)           --
 Year Ended June 30, 2004...............     (0.35)      (0.05)       (0.40)           --
 Year Ended June 30, 2003...............     (0.38)         --        (0.38)           --
 Year Ended June 30, 2002...............     (0.44)         --        (0.44)           --
 Year Ended June 30, 2001...............     (0.55)         --        (0.55)           --
ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.20)         --        (0.20)           --
 Year Ended June 30, 2005...............     (0.29)         --        (0.29)           --
 Year Ended June 30, 2004...............     (0.23)         --        (0.23)           --
 Year Ended June 30, 2003...............     (0.26)         --        (0.26)           --
 Year Ended June 30, 2002...............     (0.38)         --        (0.38)           --
 Year Ended June 30, 2001...............     (0.60)         --        (0.60)           --

------------
(a) Commencement of offering of class of shares.

(b) Amount rounds to less than $0.01 per share.

(c) Annualized for periods less than one year.

(d) Not annualized for periods less than one year.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                                                      ----------

                                                         TOTAL
                                         NET ASSET       RETURN       NET ASSETS
                                          VALUE,       (EXCLUDES        END OF
                                          END OF         SALES          PERIOD
CLASS A                                   PERIOD     CHARGE) (D)(E)    (000'S)
-------                                  ---------   --------------   ----------

CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $10.63          (0.26)%      $388,787
  Year Ended June 30, 2005..............   10.91           6.23         373,401
  Year Ended June 30, 2004..............   10.77           0.84         349,290
  Year Ended June 30, 2003..............   11.18           9.20         429,859
  Year Ended June 30, 2002..............   10.82           9.09         262,489
  Year Ended June 30, 2001..............   10.59          11.58         170,715

CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    7.77           0.06          52,424
  Year Ended June 30, 2005..............    7.95           6.47          56,320
  Year Ended June 30, 2004..............    7.82           0.98          58,697
  Year Ended June 30, 2003..............    8.10           9.80          75,575
  Year Ended June 30, 2002..............    7.81           6.76          57,173
  Year Ended June 30, 2001..............    7.75           9.87          59,303

GOVERNMENT BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.21          (0.38)        143,239
  Year Ended June 30, 2005..............   10.48           7.89         140,496
  Year Ended June 30, 2004..............   10.16          (0.40)         86,614
  Year Ended June 30, 2003..............   10.67           9.29         152,028
  Year Ended June 30, 2002..............   10.26           9.01          74,166
  Year Ended June 30, 2001..............    9.93          10.23          52,782

HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    8.13           1.85          63,788
  Year Ended June 30, 2005..............    8.29           9.47          68,636
  Year Ended June 30, 2004..............    8.17          10.96          75,885
  Year Ended June 30, 2003..............    7.92          18.64          82,386
  Year Ended June 30, 2002..............    7.30          (2.60)         32,756
  Year Ended June 30, 2001..............    8.19           1.63          16,587

INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.39          (0.06)        152,032
  Year Ended June 30, 2005..............   10.65           4.99         173,146
  Year Ended June 30, 2004..............   10.63           0.91         238,399
  Year Ended June 30, 2003..............   11.01           8.52         334,574
  Year Ended June 30, 2002..............   10.70           8.08         233,915
  Year Ended June 30, 2001..............   10.50          10.49         191,660

MORTGAGE-BACKED SECURITIES FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.60           0.18          13,406
  Year Ended June 30, 2005..............   10.83           5.40          15,077
  Year Ended June 30, 2004..............   10.77           3.07           7,681
  Year Ended June 30, 2003..............   10.89           5.17          13,783
  Year Ended June 30, 2002..............   11.00          11.44           1,344
  August 18, 2000(b) to June 30, 2001...   10.47          10.87               9

SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.45           0.91          93,892
  Year Ended June 30, 2005..............   10.51           1.72          97,744
  Year Ended June 30, 2004..............   10.62           0.39         109,252
  Year Ended June 30, 2003..............   10.86           5.01         128,309
  Year Ended June 30, 2002..............   10.72           6.41          49,282
  Year Ended June 30, 2001..............   10.56           8.49          24,077

TREASURY & AGENCY FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    9.80           0.49          75,318
  Year Ended June 30, 2005..............   10.00           2.22          82,360
  Year Ended June 30, 2004..............   10.31          (0.52)         91,714
  Year Ended June 30, 2003..............   10.76           7.97         126,395
  Year Ended June 30, 2002..............   10.33           7.39         124,058
  Year Ended June 30, 2001..............   10.04           9.93          66,320

ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    9.75           1.20         236,862
  Year Ended June 30, 2005..............    9.83           2.36         281,966
  Year Ended June 30, 2004..............    9.89           1.53         362,796
  Year Ended June 30, 2003..............    9.97           2.83         366,214
  Year Ended June 30, 2002..............    9.95           4.88         162,338
  Year Ended June 30, 2001..............    9.86           7.67          53,882

                                                       RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------------------------------
                                               RATIOS TO AVERAGE NET ASSETS (C):
                                          --------------------------------------------
                                                        NET             EXPENSES
                                                     INVESTMENT     WITHOUT WAIVERS,     PORTFOLIO
                                            NET        INCOME        REIMBURSEMENTS      TURNOVER
CLASS A                                   EXPENSES     (LOSS)     AND EARNINGS CREDITS   RATE (D)
-------                                   --------   ----------   --------------------   ---------
CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.75%       4.56%             0.97%              10
  Year Ended June 30, 2005..............    0.82        4.52              1.09               16
  Year Ended June 30, 2004..............    0.85        4.34              1.16               20
  Year Ended June 30, 2003..............    0.85        5.57              1.17               23
  Year Ended June 30, 2002..............    0.85        6.09              1.18               32
  Year Ended June 30, 2001..............    0.85        6.15              1.18               21
CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.90        4.65              0.94               12
  Year Ended June 30, 2005..............    0.90        4.54              1.09               20
  Year Ended June 30, 2004..............    0.88        4.50              1.15               24
  Year Ended June 30, 2003..............    0.89        5.63              1.17               16
  Year Ended June 30, 2002..............    0.89        5.86              1.16               23
  Year Ended June 30, 2001..............    0.89        6.18              1.16               18
GOVERNMENT BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.75        4.41              0.97                5
  Year Ended June 30, 2005..............    0.79        4.43              1.02               10
  Year Ended June 30, 2004..............    0.87        4.38              1.04               16
  Year Ended June 30, 2003..............    0.87        4.92              1.03               19
  Year Ended June 30, 2002..............    0.87        5.37              1.03               24
  Year Ended June 30, 2001..............    0.87        5.87              1.02               13
HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.11        7.35              1.30               35
  Year Ended June 30, 2005..............    1.12        7.22              1.33               68
  Year Ended June 30, 2004..............    1.12        7.37              1.33               58
  Year Ended June 30, 2003..............    1.14        8.86              1.35               52
  Year Ended June 30, 2002..............    1.15        8.91              1.37               34
  Year Ended June 30, 2001..............    1.14        9.95              1.36               30
INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.83        4.77              0.97                4
  Year Ended June 30, 2005..............    0.83        4.48              1.10               10
  Year Ended June 30, 2004..............    0.83        4.27              1.17               17
  Year Ended June 30, 2003..............    0.83        5.24              1.17               24
  Year Ended June 30, 2002..............    0.83        5.88              1.17               33
  Year Ended June 30, 2001..............    0.83        5.80              1.15               23
MORTGAGE-BACKED SECURITIES FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.65        4.64              0.97               13
  Year Ended June 30, 2005..............    0.65        4.50              0.92               25
  Year Ended June 30, 2004..............    0.65        4.23              0.82               12
  Year Ended June 30, 2003..............    0.65        3.84              0.89               35
  Year Ended June 30, 2002..............    0.65        4.67              0.90               36
  August 18, 2000(b) to June 30, 2001...    0.65        6.19              0.91               30
SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.80        2.92              0.91               18
  Year Ended June 30, 2005..............    0.80        2.64              1.10               27
  Year Ended June 30, 2004..............    0.80        2.51              1.16               54
  Year Ended June 30, 2003..............    0.80        3.26              1.16               27
  Year Ended June 30, 2002..............    0.80        4.57              1.16               50
  Year Ended June 30, 2001..............    0.79        5.54              1.16               46
TREASURY & AGENCY FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.70        4.90              1.03               13
  Year Ended June 30, 2005..............    0.67        4.05              0.99               22
  Year Ended June 30, 2004..............    0.65        3.30              0.95               23
  Year Ended June 30, 2003..............    0.65        3.61              0.95               33
  Year Ended June 30, 2002..............    0.65        4.31              0.95               41
  Year Ended June 30, 2001..............    0.65        5.49              0.95               48
ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.70        3.66              0.91                6
  Year Ended June 30, 2005..............    0.70        2.67              1.05               26
  Year Ended June 30, 2004..............    0.70        1.97              1.12               46
  Year Ended June 30, 2003..............    0.70        2.34              1.12               36
  Year Ended June 30, 2002..............    0.65        3.62              1.12               39
  Year Ended June 30, 2001..............    0.65        5.91              1.11               38



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005


JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 150

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                               INVESTMENT OPERATIONS
                                                      ----------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT
CLASS B                                   OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS
-------                                   ---------   ----------   --------------   ----------
CORE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................   $10.90       $0.21          $(0.28)        $(0.07)
 Year Ended June 30, 2005...............    10.76        0.42            0.17           0.59
 Year Ended June 30, 2004...............    11.17        0.41           (0.39)          0.02
 Year Ended June 30, 2003...............    10.81        0.54            0.36           0.90
 Year Ended June 30, 2002...............    10.59        0.58            0.28           0.86
 Year Ended June 30, 2001...............    10.08        0.57            0.51           1.08
CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     7.98        0.17           (0.19)         (0.02)
 Year Ended June 30, 2005...............     7.86        0.32            0.12           0.44
 Year Ended June 30, 2004...............     8.14        0.31           (0.28)          0.03
 Year Ended June 30, 2003...............     7.84        0.40            0.30           0.70
 Year Ended June 30, 2002...............     7.78        0.41            0.05           0.46
 Year Ended June 30, 2001...............     7.53        0.42            0.25           0.67
GOVERNMENT BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.47        0.19           (0.27)         (0.08)
 Year Ended June 30, 2005...............    10.16        0.39            0.32           0.71
 Year Ended June 30, 2004...............    10.66        0.40           (0.50)         (0.10)
 Year Ended June 30, 2003...............    10.26        0.45            0.41           0.86
 Year Ended June 30, 2002...............     9.93        0.47            0.34           0.81
 Year Ended June 30, 2001...............     9.55        0.51            0.38           0.89
HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     8.29        0.28           (0.15)          0.13
 Year Ended June 30, 2005...............     8.18        0.55            0.14           0.69
 Year Ended June 30, 2004...............     7.93        0.55            0.24           0.79
 Year Ended June 30, 2003...............     7.32        0.60            0.62           1.22
 Year Ended June 30, 2002...............     8.21        0.65           (0.89)         (0.24)
 Year Ended June 30, 2001...............     8.91        0.79           (0.70)          0.09
INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.51        0.20           (0.25)         (0.05)
 Year Ended June 30, 2005...............    10.49        0.38            0.08           0.46
 Year Ended June 30, 2004...............    10.88        0.39           (0.37)          0.02
 Year Ended June 30, 2003...............    10.59        0.49            0.32           0.81
 Year Ended June 30, 2002...............    10.40        0.55            0.21           0.76
 Year Ended June 30, 2001...............     9.97        0.53            0.44           0.97
SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.59        0.13           (0.07)          0.06
 Year Ended June 30, 2005...............    10.69        0.23           (0.09)          0.14
 Year Ended June 30, 2004...............    10.93        0.22           (0.23)         (0.01)
 Year Ended June 30, 2003...............    10.80        0.30            0.17           0.47
 Year Ended June 30, 2002...............    10.63        0.43            0.20           0.63
 Year Ended June 30, 2001...............    10.35        0.52            0.28           0.80
TREASURY & AGENCY FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     9.99        0.22           (0.20)          0.02
 Year Ended June 30, 2005...............    10.30        0.38           (0.21)          0.17
 Year Ended June 30, 2004...............    10.75        0.31           (0.41)         (0.10)
 Year Ended June 30, 2003...............    10.32        0.33            0.43           0.76
 Year Ended June 30, 2002...............    10.03        0.39            0.29           0.68
 Year Ended June 30, 2001...............     9.64        0.50            0.39           0.89
ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     9.76        0.16           (0.06)          0.10
 Year Ended June 30, 2005...............     9.82        0.21           (0.03)          0.18
 Year Ended June 30, 2004...............     9.90        0.14           (0.04)          0.10
 Year Ended June 30, 2003...............     9.89        0.19            0.03           0.22
 Year Ended June 30, 2002...............     9.80        0.32            0.11           0.43
 Year Ended June 30, 2001...............     9.68        0.54            0.13           0.67

                                                   PER SHARE OPERATING PERFORMANCE
                                          --------------------------------------------------
                                                      DISTRIBUTIONS
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL       REDEMPTION
CLASS B                                     INCOME      GAINS     DISTRIBUTIONS      FEES
-------                                   ----------   --------   -------------   ----------
CORE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    $(0.21)     $   --       $(0.21)         $ --
 Year Ended June 30, 2005...............     (0.45)         --        (0.45)           --
 Year Ended June 30, 2004...............     (0.43)         --        (0.43)           --
 Year Ended June 30, 2003...............     (0.53)      (0.01)       (0.54)           --
 Year Ended June 30, 2002...............     (0.61)      (0.03)       (0.64)           --
 Year Ended June 30, 2001...............     (0.57)         --        (0.57)           --
CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.16)         --        (0.16)           --
 Year Ended June 30, 2005...............     (0.32)         --        (0.32)           --
 Year Ended June 30, 2004...............     (0.31)         --        (0.31)           --
 Year Ended June 30, 2003...............     (0.40)         --        (0.40)           --
 Year Ended June 30, 2002...............     (0.40)         --        (0.40)           --
 Year Ended June 30, 2001...............     (0.42)         --        (0.42)           --
GOVERNMENT BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.19)         --        (0.19)           --
 Year Ended June 30, 2005...............     (0.40)         --        (0.40)           --
 Year Ended June 30, 2004...............     (0.40)         --        (0.40)           --
 Year Ended June 30, 2003...............     (0.46)         --        (0.46)           --
 Year Ended June 30, 2002...............     (0.48)         --        (0.48)           --
 Year Ended June 30, 2001...............     (0.51)         --        (0.51)           --
HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.28)         --        (0.28)           --(a)
 Year Ended June 30, 2005...............     (0.56)      (0.02)       (0.58)           --(a)
 Year Ended June 30, 2004...............     (0.54)         --        (0.54)           --
 Year Ended June 30, 2003...............     (0.61)         --        (0.61)           --
 Year Ended June 30, 2002...............     (0.65)         --        (0.65)           --
 Year Ended June 30, 2001...............     (0.79)         --        (0.79)           --
INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.22)         --        (0.22)           --
 Year Ended June 30, 2005...............     (0.44)         --        (0.44)           --
 Year Ended June 30, 2004...............     (0.41)         --        (0.41)           --
 Year Ended June 30, 2003...............     (0.52)         --        (0.52)           --
 Year Ended June 30, 2002...............     (0.57)         --        (0.57)           --
 Year Ended June 30, 2001...............     (0.54)         --        (0.54)           --
SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.13)         --        (0.13)           --
 Year Ended June 30, 2005...............     (0.24)         --        (0.24)           --
 Year Ended June 30, 2004...............     (0.23)         --        (0.23)           --
 Year Ended June 30, 2003...............     (0.34)         --        (0.34)           --
 Year Ended June 30, 2002...............     (0.46)         --        (0.46)           --
 Year Ended June 30, 2001...............     (0.52)         --        (0.52)           --
TREASURY & AGENCY FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.22)         --        (0.22)           --
 Year Ended June 30, 2005...............     (0.37)      (0.11)       (0.48)           --
 Year Ended June 30, 2004...............     (0.30)      (0.05)       (0.35)           --
 Year Ended June 30, 2003...............     (0.33)         --        (0.33)           --
 Year Ended June 30, 2002...............     (0.39)         --        (0.39)           --
 Year Ended June 30, 2001...............     (0.50)         --        (0.50)           --
ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.17)         --        (0.17)           --
 Year Ended June 30, 2005...............     (0.24)         --        (0.24)           --
 Year Ended June 30, 2004...............     (0.18)         --        (0.18)           --
 Year Ended June 30, 2003...............     (0.21)         --        (0.21)           --
 Year Ended June 30, 2002...............     (0.34)         --        (0.34)           --
 Year Ended June 30, 2001...............     (0.55)         --        (0.55)           --

------------

(a) Amount rounds to less than $0.01.

(b) Annualized for periods less than one year.

(c) Not annualized for periods less than one year.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                                                      ----------

                                                         TOTAL
                                         NET ASSET       RETURN       NET ASSETS
                                          VALUE,       (EXCLUDES        END OF
                                          END OF     SALES CHARGE)      PERIOD
CLASS B                                   PERIOD         (C)(D)        (000'S)
-------                                  ---------   --------------   ----------

CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $10.62         (0.60)%       $ 88,867
  Year Ended June 30, 2005..............   10.90          5.57           94,897
  Year Ended June 30, 2004..............   10.76          0.28           98,064
  Year Ended June 30, 2003..............   11.17          8.53          134,915
  Year Ended June 30, 2002..............   10.81          8.34           76,031
  Year Ended June 30, 2001..............   10.59         10.89           36,310

CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    7.80         (0.23)           7,495
  Year Ended June 30, 2005..............    7.98          5.74            9,424
  Year Ended June 30, 2004..............    7.86          0.32           11,745
  Year Ended June 30, 2003..............    8.14          9.19           15,226
  Year Ended June 30, 2002..............    7.84          6.06           13,203
  Year Ended June 30, 2001..............    7.78          9.12           13,597

GOVERNMENT BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.20         (0.75)          82,886
  Year Ended June 30, 2005..............   10.47          7.07           95,143
  Year Ended June 30, 2004..............   10.16         (0.97)         101,634
  Year Ended June 30, 2003..............   10.66          8.64          155,876
  Year Ended June 30, 2002..............   10.26          8.24           84,354
  Year Ended June 30, 2001..............    9.93          9.53           55,569

HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    8.14          1.62           35,640
  Year Ended June 30, 2005..............    8.29          8.71           39,697
  Year Ended June 30, 2004..............    8.18         10.23           39,488
  Year Ended June 30, 2003..............    7.93         17.90           32,796
  Year Ended June 30, 2002..............    7.32         (3.34)          11,572
  Year Ended June 30, 2001..............    8.21          1.01            8,579

INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.24         (0.45)          88,202
  Year Ended June 30, 2005..............   10.51          4.46          102,614
  Year Ended June 30, 2004..............   10.49          0.20          132,372
  Year Ended June 30, 2003..............   10.88          7.85          185,642
  Year Ended June 30, 2002..............   10.59          7.30           86,784
  Year Ended June 30, 2001..............   10.40          9.88           45,257

SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.52          0.56           24,125
  Year Ended June 30, 2005..............   10.59          1.31           29,369
  Year Ended June 30, 2004..............   10.69          0.09           42,563
  Year Ended June 30, 2003..............   10.93          4.39           51,994
  Year Ended June 30, 2002..............   10.80          5.97           14,320
  Year Ended June 30, 2001..............   10.63          7.90            4,982

TREASURY & AGENCY FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    9.79          0.25           18,098
  Year Ended June 30, 2005..............    9.99          1.70           23,012
  Year Ended June 30, 2004..............   10.30         (1.02)          49,443
  Year Ended June 30, 2003..............   10.75          7.45           79,108
  Year Ended June 30, 2002..............   10.32          6.89           65,913
  Year Ended June 30, 2001..............   10.03          9.39           59,626

ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    9.69          1.03           52,350
  Year Ended June 30, 2005..............    9.76          1.87           62,135
  Year Ended June 30, 2004..............    9.82          1.02           81,758
  Year Ended June 30, 2003..............    9.90          2.28          101,749
  Year Ended June 30, 2002..............    9.89          4.43           42,494
  Year Ended June 30, 2001..............    9.80          7.06           11,811

                                                       RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------------------------------
                                               RATIOS TO AVERAGE NET ASSETS (B):
                                          --------------------------------------------
                                                        NET             EXPENSES
                                                     INVESTMENT     WITHOUT WAIVERS,     PORTFOLIO
                                            NET        INCOME        REIMBURSEMENTS      TURNOVER
CLASS B                                   EXPENSES     (LOSS)     AND EARNINGS CREDITS   RATE (C)
-------                                   --------   ----------   --------------------   ---------
CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.40%       3.91%             1.47%             10
  Year Ended June 30, 2005..............    1.47        3.87              1.68              16
  Year Ended June 30, 2004..............    1.50        3.69              1.81              20
  Year Ended June 30, 2003..............    1.50        4.92              1.82              23
  Year Ended June 30, 2002..............    1.50        5.41              1.83              32
  Year Ended June 30, 2001..............    1.50        5.53              1.81              21
CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.44        4.11              1.44              12
  Year Ended June 30, 2005..............    1.51        3.92              1.70              20
  Year Ended June 30, 2004..............    1.53        3.85              1.80              24
  Year Ended June 30, 2003..............    1.54        4.99              1.82              16
  Year Ended June 30, 2002..............    1.54        5.21              1.81              23
  Year Ended June 30, 2001..............    1.54        5.51              1.80              18
GOVERNMENT BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.45        3.71              1.47               5
  Year Ended June 30, 2005..............    1.47        3.76              1.62              10
  Year Ended June 30, 2004..............    1.52        3.74              1.69              16
  Year Ended June 30, 2003..............    1.52        4.30              1.68              19
  Year Ended June 30, 2002..............    1.52        4.71              1.68              24
  Year Ended June 30, 2001..............    1.52        5.21              1.67              13
HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.76        6.70              1.80              35
  Year Ended June 30, 2005..............    1.77        6.58              1.93              68
  Year Ended June 30, 2004..............    1.76        6.71              1.98              58
  Year Ended June 30, 2003..............    1.79        8.20              2.00              52
  Year Ended June 30, 2002..............    1.80        8.32              2.02              34
  Year Ended June 30, 2001..............    1.79        9.27              2.01              30
INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.40        4.20              1.47               4
  Year Ended June 30, 2005..............    1.46        3.86              1.70              10
  Year Ended June 30, 2004..............    1.48        3.62              1.82              17
  Year Ended June 30, 2003..............    1.48        4.54              1.82              24
  Year Ended June 30, 2002..............    1.48        5.22              1.82              33
  Year Ended June 30, 2001..............    1.48        5.17              1.80              23
SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.30        2.42              1.41              18
  Year Ended June 30, 2005..............    1.30        2.13              1.71              27
  Year Ended June 30, 2004..............    1.30        2.01              1.81              54
  Year Ended June 30, 2003..............    1.30        2.72              1.81              27
  Year Ended June 30, 2002..............    1.30        4.05              1.81              50
  Year Ended June 30, 2001..............    1.29        5.02              1.81              46
TREASURY & AGENCY FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.20        4.41              1.53              13
  Year Ended June 30, 2005..............    1.17        3.45              1.60              22
  Year Ended June 30, 2004..............    1.15        2.80              1.60              23
  Year Ended June 30, 2003..............    1.15        3.10              1.60              33
  Year Ended June 30, 2002..............    1.15        3.84              1.60              41
  Year Ended June 30, 2001..............    1.15        5.02              1.60              48
ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.20        3.16              1.41               6
  Year Ended June 30, 2005..............    1.20        2.18              1.65              26
  Year Ended June 30, 2004..............    1.20        1.48              1.77              46
  Year Ended June 30, 2003..............    1.20        1.84              1.77              36
  Year Ended June 30, 2002..............    1.15        3.08              1.76              39
  Year Ended June 30, 2001..............    1.15        5.47              1.76              38



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005


JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 152

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                               INVESTMENT OPERATIONS
                                                      ----------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT
CLASS C                                   OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS
-------                                   ---------   ----------   --------------   ----------

CORE BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $10.96       $0.21          $(0.28)        $(0.07)
 Year Ended June 30, 2005...............    10.82        0.42            0.17           0.59
 Year Ended June 30, 2004...............    11.23        0.42           (0.40)          0.02
 Year Ended June 30, 2003...............    10.87        0.54            0.36           0.90
 Year Ended June 30, 2002...............    10.64        0.58            0.30           0.88
 Year Ended June 30, 2001...............    10.14        0.57            0.50           1.07

CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     7.98        0.16           (0.18)         (0.02)
 Year Ended June 30, 2005...............     7.86        0.31            0.13           0.44
 Year Ended June 30, 2004...............     8.14        0.31           (0.28)          0.03
 Year Ended June 30, 2003...............     7.84        0.40            0.31           0.71
 Year Ended June 30, 2002...............     7.78        0.40            0.07           0.47
 Year Ended June 30, 2001...............     7.54        0.43            0.24           0.67

GOVERNMENT BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.46        0.19           (0.27)         (0.08)
 Year Ended June 30, 2005...............    10.15        0.40            0.31           0.71
 Year Ended June 30, 2004...............    10.65        0.40           (0.50)         (0.10)
 Year Ended June 30, 2003...............    10.25        0.45            0.41           0.86
 Year Ended June 30, 2002...............     9.93        0.47            0.34           0.81
 Year Ended June 30, 2001...............     9.55        0.52            0.38           0.90

HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     8.29        0.28           (0.15)          0.13
 Year Ended June 30, 2005...............     8.19        0.55            0.13           0.68
 Year Ended June 30, 2004...............     7.93        0.55            0.25           0.80
 Year Ended June 30, 2003...............     7.32        0.60            0.62           1.22
 Year Ended June 30, 2002...............     8.21        0.64           (0.88)         (0.24)
 Year Ended June 30, 2001...............     8.90        0.79           (0.69)          0.10

INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.51        0.20           (0.24)         (0.04)
 Year Ended June 30, 2005...............    10.49        0.36            0.10           0.46
 Year Ended June 30, 2004...............    10.88        0.39           (0.37)          0.02
 Year Ended June 30, 2003...............    10.59        0.50            0.31           0.81
 Year Ended June 30, 2002...............    10.40        0.55            0.21           0.76
 Year Ended June 30, 2001...............     9.98        0.54            0.42           0.96

SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.58        0.12           (0.06)          0.06
 Year Ended June 30, 2005...............    10.68        0.22           (0.08)          0.14
 Year Ended June 30, 2004...............    10.92        0.22           (0.23)         (0.01)
 Year Ended June 30, 2003...............    10.79        0.30            0.17           0.47
 November 1, 2001 (a) to June 30, 2002..    10.89        0.27           (0.07)          0.20

ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     9.75        0.16           (0.07)          0.09
 Year Ended June 30, 2005...............     9.81        0.21           (0.03)          0.18
 Year Ended June 30, 2004...............     9.89        0.14           (0.04)          0.10
 Year Ended June 30, 2003...............     9.88        0.19            0.03           0.22
 November 1, 2001 (a) to June 30, 2002..     9.88        0.18            0.02           0.20

                                                      PER SHARE OPERATING PERFORMANCE
                                          -------------------------------------------------------
                                                        DISTRIBUTIONS
                                          ------------------------------------------

                                             NET            NET
                                          INVESTMENT     REALIZED          TOTAL       REDEMPTION
CLASS C                                     INCOME         GAINS       DISTRIBUTIONS      FEES
-------                                   ----------   -------------   -------------   ----------
CORE BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    $(0.21)       $   --          $(0.21)          $--
 Year Ended June 30, 2005...............     (0.45)           --           (0.45)          --
 Year Ended June 30, 2004...............     (0.43)           --           (0.43)          --
 Year Ended June 30, 2003...............     (0.53)        (0.01)          (0.54)          --
 Year Ended June 30, 2002...............     (0.62)        (0.03)          (0.65)          --
 Year Ended June 30, 2001...............     (0.57)           --           (0.57)          --
CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.16)           --           (0.16)          --
 Year Ended June 30, 2005...............     (0.32)           --           (0.32)          --
 Year Ended June 30, 2004...............     (0.31)           --           (0.31)          --
 Year Ended June 30, 2003...............     (0.41)           --           (0.41)          --
 Year Ended June 30, 2002...............     (0.41)           --           (0.41)          --
 Year Ended June 30, 2001...............     (0.43)           --           (0.43)          --
GOVERNMENT BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.19)           --           (0.19)          --
 Year Ended June 30, 2005...............     (0.40)           --           (0.40)          --
 Year Ended June 30, 2004...............     (0.40)           --           (0.40)          --
 Year Ended June 30, 2003...............     (0.46)           --           (0.46)          --
 Year Ended June 30, 2002...............     (0.49)           --           (0.49)          --
 Year Ended June 30, 2001...............     (0.52)           --           (0.52)          --
HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.28)           --           (0.28)          --(b)
 Year Ended June 30, 2005...............     (0.56)        (0.02)          (0.58)          --
 Year Ended June 30, 2004...............     (0.54)           --           (0.54)          --
 Year Ended June 30, 2003...............     (0.61)           --           (0.61)          --
 Year Ended June 30, 2002...............     (0.65)           --           (0.65)          --
 Year Ended June 30, 2001...............     (0.79)           --           (0.79)          --
INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.22)           --           (0.22)          --
 Year Ended June 30, 2005...............     (0.44)           --           (0.44)          --
 Year Ended June 30, 2004...............     (0.41)           --           (0.41)          --
 Year Ended June 30, 2003...............     (0.52)           --           (0.52)          --
 Year Ended June 30, 2002...............     (0.57)           --           (0.57)          --
 Year Ended June 30, 2001...............     (0.54)           --           (0.54)          --
SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.13)           --           (0.13)          --
 Year Ended June 30, 2005...............     (0.24)           --           (0.24)          --
 Year Ended June 30, 2004...............     (0.23)           --           (0.23)          --
 Year Ended June 30, 2003...............     (0.34)           --           (0.34)          --
 November 1, 2001 (a) to June 30, 2002..     (0.30)           --           (0.30)          --
ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.17)           --           (0.17)          --
 Year Ended June 30, 2005...............     (0.24)           --           (0.24)          --
 Year Ended June 30, 2004...............     (0.18)           --           (0.18)          --
 Year Ended June 30, 2003...............     (0.21)           --           (0.21)          --
 November 1, 2001 (a) to June 30, 2002..     (0.20)           --           (0.20)          --

------------

(a) Commencement of offering of class of shares.

(b) Amount rounds to less than $0.01.

(c) Annualized for periods less than one year.

(d) Not annualized for periods for less than one year.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                                        RATIOS/SUPPLEMENTAL DATA:
                                                                       -----------------------------------------------------------
                                                                                          RATIOS TO AVERAGE NET ASSETS (C):
                                                          TOTAL                     ----------------------------------------------
                                         NET ASSET       RETURN        NET ASSETS                   NET             EXPENSES
                                          VALUE,        (EXCLUDES        END OF                 INVESTMENT      WITHOUT WAIVERS,
                                          END OF     SALES CHARGES)      PERIOD        NET        INCOME         REIMBURSEMENTS
                                          PERIOD         (D)(E)         (000'S)     EXPENSES      (LOSS)      AND EARNINGS CREDITS
                                         ---------   ---------------   ----------   ---------   -----------   --------------------

CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $10.68          (0.60)%       $ 58,381       1.40%        3.91%               1.47%
  Year Ended June 30, 2005..............   10.96           5.53           64,238       1.47         3.87                1.70
  Year Ended June 30, 2004..............   10.82           0.17           79,323       1.50         3.69                1.81
  Year Ended June 30, 2003..............   11.23           8.59          123,308       1.50         4.90                1.82
  Year Ended June 30, 2002..............   10.87           8.33           63,168       1.50         5.26                1.83
  Year Ended June 30, 2001..............   10.64          10.77           12,615       1.50         5.64                1.85

CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    7.80          (0.23)           3,277       1.44         4.11                1.44
  Year Ended June 30, 2005..............    7.98           5.74            3,492       1.50         3.94                1.69
  Year Ended June 30, 2004..............    7.86           0.33            3,750       1.53         3.83                1.80
  Year Ended June 30, 2003..............    8.14           9.22            3,521       1.54         4.89                1.82
  Year Ended June 30, 2002..............    7.84           6.10            1,549       1.54         5.16                1.81
  Year Ended June 30, 2001..............    7.78           9.03              864       1.53         5.57                1.81

GOVERNMENT BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.19          (0.74)          24,006       1.45         3.71                1.47
  Year Ended June 30, 2005..............   10.46           7.09           24,922       1.48         3.75                1.64
  Year Ended June 30, 2004..............   10.15          (0.96)          42,666       1.52         3.74                1.69
  Year Ended June 30, 2003..............   10.65           8.54           74,937       1.52         4.28                1.68
  Year Ended June 30, 2001..............   10.25           8.26           31,467       1.52         4.67                1.67
  Year Ended June 30, 2000..............    9.93           9.55            9,820       1.52         5.22                1.67

HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    8.14           1.63           25,830       1.76         6.70                1.80
  Year Ended June 30, 2005..............    8.29           8.55           28,348       1.77         6.57                1.93
  Year Ended June 30, 2004..............    8.19          10.35           35,344       1.76         6.70                1.98
  Year Ended June 30, 2003..............    7.93          17.88           30,857       1.79         8.23                2.00
  Year Ended June 30, 2002..............    7.32          (3.33)          12,629       1.80         8.25                2.02
  Year Ended June 30, 2001..............    8.21           1.11            5,211       1.79         9.29                2.01

INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.25          (0.35)          58,093       1.40         4.20                1.47
  Year Ended June 30, 2005..............   10.51           4.43           68,296       1.46         3.83                1.71
  Year Ended June 30, 2004..............   10.49           0.19          121,399       1.48         3.62                1.82
  Year Ended June 30, 2003..............   10.88           7.85          186,110       1.48         4.56                1.82
  Year Ended June 30, 2002..............   10.59           7.30          100,956       1.48         5.21                1.82
  Year Ended June 30, 2001..............   10.40           9.78           44,810       1.48         5.17                1.80

SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.51           0.56           43,197       1.30         2.41                1.41
  Year Ended June 30, 2005..............   10.58           1.30           56,296       1.30         2.12                1.71
  Year Ended June 30, 2004..............   10.68          (0.10)          98,576       1.30         2.01                1.81
  Year Ended June 30, 2003..............   10.92           4.43          156,942       1.30         2.71                1.81
  November 1, 2001 (a) to June 30,
 2002...................................   10.79           5.77           32,680       1.30         3.92                1.82

ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    9.67           0.93          347,752       1.20         3.16                1.41
  Year Ended June 30, 2005..............    9.75           1.88          438,955       1.20         2.17                1.66
  Year Ended June 30, 2004..............    9.81           1.03          604,084       1.20         1.48                1.77
  Year Ended June 30, 2003..............    9.89           2.39          741,134       1.20         1.82                1.77
  November 1, 2001 (a) to June 30,
 2002...................................    9.88           1.89          253,974       1.15         2.75                1.78

                                          RATIOS/SUPPLEMENTAL DATA:
                                          ------------------------

                                          PORTFOLIO
                                          TURNOVER
                                          RATE (D)
                                          ---------
CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     10
  Year Ended June 30, 2005..............     16
  Year Ended June 30, 2004..............     20
  Year Ended June 30, 2003..............     23
  Year Ended June 30, 2002..............     32
  Year Ended June 30, 2001..............     21
CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     12
  Year Ended June 30, 2005..............     20
  Year Ended June 30, 2004..............     24
  Year Ended June 30, 2003..............     16
  Year Ended June 30, 2002..............     23
  Year Ended June 30, 2001..............     18
GOVERNMENT BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................      5
  Year Ended June 30, 2005..............     10
  Year Ended June 30, 2004..............     16
  Year Ended June 30, 2003..............     19
  Year Ended June 30, 2001..............     24
  Year Ended June 30, 2000..............     13
HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     35
  Year Ended June 30, 2005..............     68
  Year Ended June 30, 2004..............     58
  Year Ended June 30, 2003..............     52
  Year Ended June 30, 2002..............     34
  Year Ended June 30, 2001..............     30
INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................      4
  Year Ended June 30, 2005..............     10
  Year Ended June 30, 2004..............     17
  Year Ended June 30, 2003..............     24
  Year Ended June 30, 2002..............     33
  Year Ended June 30, 2001..............     23
SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     18
  Year Ended June 30, 2005..............     27
  Year Ended June 30, 2004..............     54
  Year Ended June 30, 2003..............     27
  November 1, 2001 (a) to June 30,
 2002...................................     50
ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................      6
  Year Ended June 30, 2005..............     26
  Year Ended June 30, 2004..............     46
  Year Ended June 30, 2003..............     36
  November 1, 2001 (a) to June 30,
 2002...................................     39



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 154

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                               INVESTMENT OPERATIONS
                                                      ----------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT
SELECT CLASS                              OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS
------------                              ---------   ----------   --------------   ----------
CORE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................   $10.90       $0.26          $(0.28)        $(0.02)
 Year Ended June 30, 2005...............    10.77        0.53            0.14           0.67
 Year Ended June 30, 2004...............    11.18        0.50           (0.38)          0.12
 Year Ended June 30, 2003...............    10.82        0.64            0.36           1.00
 Year Ended June 30, 2002...............    10.59        0.69            0.28           0.97
 Year Ended June 30, 2001...............    10.08        0.67            0.50           1.17
CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     7.95        0.19           (0.18)          0.01
 Year Ended June 30, 2005...............     7.82        0.38            0.13           0.51
 Year Ended June 30, 2004...............     8.10        0.38           (0.28)          0.10
 Year Ended June 30, 2003...............     7.81        0.48            0.29           0.77
 Year Ended June 30, 2002...............     7.75        0.48            0.06           0.54
 Year Ended June 30, 2001...............     7.51        0.49            0.24           0.73
GOVERNMENT BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.47        0.24           (0.27)         (0.03)
 Year Ended June 30, 2005...............    10.15        0.49            0.32           0.81
 Year Ended June 30, 2004...............    10.66        0.48           (0.50)         (0.02)
 Year Ended June 30, 2003...............    10.25        0.56            0.40           0.96
 Year Ended June 30, 2002...............     9.93        0.58            0.32           0.90
 Year Ended June 30, 2001...............     9.54        0.60            0.39           0.99
HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     8.30        0.32           (0.16)          0.16
 Year Ended June 30, 2005...............     8.18        0.63            0.14           0.77
 Year Ended June 30, 2004...............     7.93        0.61            0.25           0.86
 Year Ended June 30, 2003...............     7.31        0.67            0.62           1.29
 Year Ended June 30, 2002...............     8.20        0.72           (0.89)         (0.17)
 Year Ended June 30, 2001...............     8.90        0.86           (0.70)          0.16
INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.65        0.26           (0.26)            --
 Year Ended June 30, 2005...............    10.62        0.55            0.01           0.56
 Year Ended June 30, 2004...............    11.01        0.49           (0.37)          0.12
 Year Ended June 30, 2003...............    10.70        0.59            0.33           0.92
 Year Ended June 30, 2002...............    10.50        0.65            0.21           0.86
 Year Ended June 30, 2001...............    10.07        0.63            0.43           1.06
MORTGAGE-BACKED SECURITIES FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.67        0.26           (0.24)          0.02
 Year Ended June 30, 2005...............    10.61        0.42            0.17           0.59
 Year Ended June 30, 2004...............    10.75        0.45           (0.10)          0.35
 Year Ended June 30, 2003...............    10.89        0.62           (0.06)          0.56
 Year Ended June 30, 2002...............    10.47        0.76            0.43           1.19
 August 18, 2000 (a) to June 30, 2001...    10.00        0.63            0.46           1.09
SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.52        0.17           (0.06)          0.11
 Year Ended June 30, 2005...............    10.63        0.32           (0.12)          0.20
 Year Ended June 30, 2004...............    10.87        0.30           (0.23)          0.07
 Year Ended June 30, 2003...............    10.73        0.39            0.17           0.56
 Year Ended June 30, 2002...............    10.57        0.51            0.18           0.69
 Year Ended June 30, 2001...............    10.29        0.60            0.28           0.88
TREASURY & AGENCY FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     9.99        0.25           (0.19)          0.06
 Year Ended June 30, 2005...............    10.30        0.44           (0.19)          0.25
 Year Ended June 30, 2004...............    10.75        0.37           (0.39)         (0.02)
 Year Ended June 30, 2003...............    10.32        0.41            0.43           0.84
 Year Ended June 30, 2002...............    10.03        0.47            0.29           0.76
 Year Ended June 30, 2001...............     9.64        0.58            0.38           0.96
ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     9.83        0.20           (0.07)          0.13
 Year Ended June 30, 2005...............     9.88        0.29           (0.03)          0.26
 Year Ended June 30, 2004...............     9.97        0.23           (0.06)          0.17
 Year Ended June 30, 2003...............     9.95        0.27            0.04           0.31
 Year Ended June 30, 2002...............     9.86        0.40            0.10           0.50
 Year Ended June 30, 2001...............     9.73        0.62            0.13           0.75

                                                   PER SHARE OPERATING PERFORMANCE
                                          --------------------------------------------------
                                                      DISTRIBUTIONS
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL       REDEMPTION
SELECT CLASS                                INCOME      GAINS     DISTRIBUTIONS      FEES
------------                              ----------   --------   -------------   ----------
CORE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    $(0.26)     $   --       $(0.26)          $--
 Year Ended June 30, 2005...............     (0.54)         --        (0.54)          --
 Year Ended June 30, 2004...............     (0.53)         --        (0.53)          --
 Year Ended June 30, 2003...............     (0.63)      (0.01)       (0.64)          --
 Year Ended June 30, 2002...............     (0.71)      (0.03)       (0.74)          --
 Year Ended June 30, 2001...............     (0.66)         --        (0.66)          --
CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.19)         --        (0.19)          --
 Year Ended June 30, 2005...............     (0.38)         --        (0.38)          --
 Year Ended June 30, 2004...............     (0.38)         --        (0.38)          --
 Year Ended June 30, 2003...............     (0.48)         --        (0.48)          --
 Year Ended June 30, 2002...............     (0.48)         --        (0.48)          --
 Year Ended June 30, 2001...............     (0.49)         --        (0.49)          --
GOVERNMENT BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.24)         --        (0.24)          --
 Year Ended June 30, 2005...............     (0.49)         --        (0.49)          --
 Year Ended June 30, 2004...............     (0.49)         --        (0.49)          --
 Year Ended June 30, 2003...............     (0.55)         --        (0.55)          --
 Year Ended June 30, 2002...............     (0.58)         --        (0.58)          --
 Year Ended June 30, 2001...............     (0.60)         --        (0.60)          --
HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.32)         --        (0.32)          --(b)
 Year Ended June 30, 2005...............     (0.63)      (0.02)       (0.65)          --(b)
 Year Ended June 30, 2004...............     (0.61)         --        (0.61)          --
 Year Ended June 30, 2003...............     (0.67)         --        (0.67)          --
 Year Ended June 30, 2002...............     (0.72)         --        (0.72)          --
 Year Ended June 30, 2001...............     (0.86)         --        (0.86)          --
INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.27)         --        (0.27)          --
 Year Ended June 30, 2005...............     (0.53)         --        (0.53)          --
 Year Ended June 30, 2004...............     (0.51)         --        (0.51)          --
 Year Ended June 30, 2003...............     (0.61)         --        (0.61)          --
 Year Ended June 30, 2002...............     (0.66)         --        (0.66)          --
 Year Ended June 30, 2001...............     (0.63)         --        (0.63)          --
MORTGAGE-BACKED SECURITIES FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.26)         --        (0.26)          --
 Year Ended June 30, 2005...............     (0.53)         --        (0.53)          --
 Year Ended June 30, 2004...............     (0.49)         --        (0.49)          --
 Year Ended June 30, 2003...............     (0.69)      (0.01)       (0.70)          --
 Year Ended June 30, 2002...............     (0.76)      (0.01)       (0.77)          --
 August 18, 2000 (a) to June 30, 2001...     (0.62)         --        (0.62)          --
SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.17)         --        (0.17)          --
 Year Ended June 30, 2005...............     (0.31)         --        (0.31)          --
 Year Ended June 30, 2004...............     (0.31)         --        (0.31)          --
 Year Ended June 30, 2003...............     (0.42)         --        (0.42)          --
 Year Ended June 30, 2002...............     (0.53)         --        (0.53)          --
 Year Ended June 30, 2001...............     (0.60)         --        (0.60)          --
TREASURY & AGENCY FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.26)         --        (0.26)          --
 Year Ended June 30, 2005...............     (0.45)      (0.11)       (0.56)          --
 Year Ended June 30, 2004...............     (0.38)      (0.05)       (0.43)          --
 Year Ended June 30, 2003...............     (0.41)         --        (0.41)          --
 Year Ended June 30, 2002...............     (0.47)         --        (0.47)          --
 Year Ended June 30, 2001...............     (0.57)         --        (0.57)          --
ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.21)         --        (0.21)          --
 Year Ended June 30, 2005...............     (0.31)         --        (0.31)          --
 Year Ended June 30, 2004...............     (0.26)         --        (0.26)          --
 Year Ended June 30, 2003...............     (0.29)         --        (0.29)          --
 Year Ended June 30, 2002...............     (0.41)         --        (0.41)          --
 Year Ended June 30, 2001...............     (0.62)         --        (0.62)          --

------------

(a) Commencement of offering of class of shares.

(b) Amount rounds to less than $0.01.

(c) Annualized for periods less than one year.

(d) Not annualized for periods less than one year.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                                     RATIOS/SUPPLEMENTAL DATA:
                                                                     ---------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS (C):
                                                                                  --------------------------------------------
                                         NET ASSET                   NET ASSETS                 NET             EXPENSES
                                          VALUE,         TOTAL         END OF                INVESTMENT     WITHOUT WAIVERS,
                                          END OF        RETURN         PERIOD       NET        INCOME        REIMBURSEMENTS
                                          PERIOD        (D)(E)        (000'S)     EXPENSES     (LOSS)     AND EARNINGS CREDITS
                                         ---------   -------------   ----------   --------   ----------   --------------------

CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $10.62         (0.19)%     $2,695,465     0.60%        4.71%            0.72%
  Year Ended June 30, 2005..............   10.90          6.36        2,754,702     0.60         4.72             0.79
  Year Ended June 30, 2004..............   10.77          1.13        4,902,736     0.60         4.60             0.81
  Year Ended June 30, 2003..............   11.18          9.51        4,365,709     0.60         5.80             0.82
  Year Ended June 30, 2002..............   10.82          9.39        2,874,707     0.60         6.35             0.83
  Year Ended June 30, 2001..............   10.59         11.85        2,093,516     0.60         6.40             0.83

CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    7.77          0.18        1,218,355     0.65         4.90             0.69
  Year Ended June 30, 2005..............    7.95          6.73        1,252,911     0.65         4.79             0.77
  Year Ended June 30, 2004..............    7.82          1.22        1,306,778     0.63         4.73             0.80
  Year Ended June 30, 2003..............    8.10         10.10        1,276,529     0.64         5.91             0.82
  Year Ended June 30, 2002..............    7.81          7.08        1,312,171     0.64         6.09             0.81
  Year Ended June 30, 2001..............    7.75         10.00        1,336,566     0.64         6.41             0.81

GOVERNMENT BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.20         (0.27)         808,860     0.53         4.63             0.72
  Year Ended June 30, 2005..............   10.47          8.15          824,646     0.56         4.67             0.71
  Year Ended June 30, 2004..............   10.15         (0.16)         758,403     0.62         4.65             0.69
  Year Ended June 30, 2003..............   10.66          9.58          727,267     0.62         5.25             0.68
  Year Ended June 30, 2002..............   10.25          9.22          785,343     0.62         5.63             0.68
  Year Ended June 30, 2001..............    9.93         10.62          812,766     0.62         6.12             0.67

HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    8.14          1.96          971,591     0.86         7.60             1.05
  Year Ended June 30, 2005..............    8.30          9.74          988,281     0.87         7.47             1.01
  Year Ended June 30, 2004..............    8.18         11.22        1,043,708     0.86         7.59             0.98
  Year Ended June 30, 2003..............    7.93         18.90          715,924     0.89         9.23             1.00
  Year Ended June 30, 2002..............    7.31         (2.34)         468,111     0.90         9.21             1.02
  Year Ended June 30, 2001..............    8.20          1.89          349,396     0.89        10.18             1.01

INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.38         (0.02)         932,297     0.58         5.02             0.72
  Year Ended June 30, 2005..............   10.65          5.37          941,813     0.58         4.70             0.79
  Year Ended June 30, 2004..............   10.62          1.11        1,525,275     0.58         4.51             0.82
  Year Ended June 30, 2003..............   11.01          8.79        1,362,926     0.58         5.51             0.82
  Year Ended June 30, 2002..............   10.70          8.37        1,183,685     0.58         6.13             0.82
  Year Ended June 30, 2001..............   10.50         10.76        1,129,645     0.58         6.05             0.80

MORTGAGE-BACKED SECURITIES FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.43          0.23          115,840     0.40         4.89             0.72
  Year Ended June 30, 2005..............   10.67          5.70          123,104     0.40         4.54             0.55
  Year Ended June 30, 2004..............   10.61          3.30        1,530,225     0.40         4.12             0.54
  Year Ended June 30, 2003..............   10.75          5.30        1,137,661     0.40         5.56             0.55
  Year Ended June 30, 2002..............   10.89         11.71          613,936     0.40         7.28             0.57
  August 18, 2000 (a) to June 30, 2001..   10.47         11.12          357,777     0.40         7.14             0.58

SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.46          1.05          514,384     0.55         3.17             0.66
  Year Ended June 30, 2005..............   10.52          1.94          559,775     0.55         2.85             0.79
  Year Ended June 30, 2004..............   10.63          0.67        1,045,405     0.55         2.75             0.81
  Year Ended June 30, 2003..............   10.87          5.28          923,772     0.55         3.60             0.81
  Year Ended June 30, 2002..............   10.73          6.67          810,740     0.55         4.87             0.81
  Year Ended June 30, 2001..............   10.57          8.77          670,111     0.54         5.79             0.81

TREASURY & AGENCY FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    9.79          0.60           52,322     0.45         5.14             0.78
  Year Ended June 30, 2005..............    9.99          2.48           45,461     0.42         4.30             0.67
  Year Ended June 30, 2004..............   10.30         (0.23)          49,053     0.40         3.55             0.60
  Year Ended June 30, 2003..............   10.75          8.28           51,797     0.40         3.86             0.60
  Year Ended June 30, 2002..............   10.32          7.69           54,819     0.40         4.59             0.60
  Year Ended June 30, 2001..............   10.03         10.22           51,371     0.40         5.79             0.60

ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    9.75          1.31          651,946     0.45         3.91             0.66
  Year Ended June 30, 2005..............    9.83          2.71          764,427     0.45         2.91             0.74
  Year Ended June 30, 2004..............    9.88          1.69        1,144,000     0.45         2.22             0.77
  Year Ended June 30, 2003..............    9.97          3.12        1,127,169     0.45         2.61             0.77
  Year Ended June 30, 2002..............    9.95          5.15          581,377     0.40         3.94             0.77
  Year Ended June 30, 2001..............    9.86          7.94          299,209     0.40         6.27             0.74

                                          RATIOS/SUPPLEMENTAL DATA:
                                          -------------------------
                                          PORTFOLIO
                                          TURNOVER
                                          RATE (D)
                                          ---------
CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     10
  Year Ended June 30, 2005..............     16
  Year Ended June 30, 2004..............     20
  Year Ended June 30, 2003..............     23
  Year Ended June 30, 2002..............     32
  Year Ended June 30, 2001..............     21
CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     12
  Year Ended June 30, 2005..............     20
  Year Ended June 30, 2004..............     24
  Year Ended June 30, 2003..............     16
  Year Ended June 30, 2002..............     23
  Year Ended June 30, 2001..............     18
GOVERNMENT BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................      5
  Year Ended June 30, 2005..............     10
  Year Ended June 30, 2004..............     16
  Year Ended June 30, 2003..............     19
  Year Ended June 30, 2002..............     24
  Year Ended June 30, 2001..............     13
HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     35
  Year Ended June 30, 2005..............     68
  Year Ended June 30, 2004..............     58
  Year Ended June 30, 2003..............     52
  Year Ended June 30, 2002..............     34
  Year Ended June 30, 2001..............     30
INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................      4
  Year Ended June 30, 2005..............     10
  Year Ended June 30, 2004..............     17
  Year Ended June 30, 2003..............     24
  Year Ended June 30, 2002..............     33
  Year Ended June 30, 2001..............     23
MORTGAGE-BACKED SECURITIES FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     13
  Year Ended June 30, 2005..............     25
  Year Ended June 30, 2004..............     35
  Year Ended June 30, 2003..............     36
  Year Ended June 30, 2002..............     30
  August 18, 2000 (a) to June 30, 2001..     13
SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     18
  Year Ended June 30, 2005..............     27
  Year Ended June 30, 2004..............     54
  Year Ended June 30, 2003..............     27
  Year Ended June 30, 2002..............     50
  Year Ended June 30, 2001..............     46
TREASURY & AGENCY FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     13
  Year Ended June 30, 2005..............     22
  Year Ended June 30, 2004..............     23
  Year Ended June 30, 2003..............     33
  Year Ended June 30, 2002..............     41
  Year Ended June 30, 2001..............     48
ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................      6
  Year Ended June 30, 2005..............     26
  Year Ended June 30, 2004..............     46
  Year Ended June 30, 2003..............     36
  Year Ended June 30, 2002..............     39
  Year Ended June 30, 2001..............     38



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 156

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                               INVESTMENT OPERATIONS
                                                      ----------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT
ULTRA                                     OF PERIOD     (LOSS)     ON INVESTMENTS   OPERATIONS
-----                                     ---------   ----------   --------------   ----------
CORE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................   $10.90       $0.27          $(0.28)        $(0.01)
 February 22, 2005 (a) to June 30,
   2005.................................    10.84        0.19            0.07           0.26
CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     7.95        0.20           (0.18)          0.02
 February 22, 2005 (a) to June 30,
   2005.................................     7.94        0.15            0.03           0.18
HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     8.30        0.32           (0.15)          0.17
 February 22, 2005 (a) to June 30,
   2005.................................     8.59        0.23           (0.24)         (0.01)
INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.65        0.28           (0.27)          0.01
 February 22, 2005 (a) to June 30,
   2005.................................    10.66        0.20            0.03           0.23
MORTGAGE-BACKED SECURITIES FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.67        0.27           (0.24)          0.03
 February 22, 2005 (a) to June 30,
   2005.................................    10.66        0.21            0.03           0.24
SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.52        0.18           (0.06)          0.12
 February 22, 2005 (a) to June 30,
   2005.................................    10.56        0.13           (0.02)          0.11
ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     9.83        0.20           (0.05)          0.15
 February 22, 2005 (a) to June 30,
   2005.................................     9.87        0.13           (0.02)          0.11

                                                    PER SHARE OPERATING PERFORMANCE
                                          ---------------------------------------------------
                                                      DISTRIBUTIONS
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL       REDEMPTION
ULTRA                                       INCOME      GAINS     DISTRIBUTIONS      FEES
-----                                     ----------   --------   -------------   -----------
CORE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    $(0.27)       $--        $(0.27)          $--
 February 22, 2005 (a) to June 30,
   2005.................................     (0.20)       --          (0.20)          --
CORE PLUS BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.20)       --          (0.20)          --
 February 22, 2005 (a) to June 30,
   2005.................................     (0.17)       --          (0.17)          --
HIGH YIELD BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.33)       --          (0.33)          --(b)
 February 22, 2005 (a) to June 30,
   2005.................................     (0.28)       --          (0.28)          --
INTERMEDIATE BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.28)       --          (0.28)          --
 February 22, 2005 (a) to June 30,
   2005.................................     (0.24)       --          (0.24)          --
MORTGAGE-BACKED SECURITIES FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.27)       --          (0.27)          --
 February 22, 2005 (a) to June 30,
   2005.................................     (0.23)       --          (0.23)          --
SHORT DURATION BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.18)       --          (0.18)          --
 February 22, 2005 (a) to June 30,
   2005.................................     (0.15)       --          (0.15)          --
ULTRA SHORT TERM BOND FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.22)       --          (0.22)          --
 February 22, 2005 (a) to June 30,
   2005.................................     (0.15)       --          (0.15)          --

------------

(a) Commencement of offering of class of shares.

(b) Amount rounds to less than $0.01.

(c) Annualized for periods less than one year.

(d) Not annualized for periods less than one year.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

See notes to financial statements.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                                     RATIOS/SUPPLEMENTAL DATA:
                                                                     ---------------------------------------------------------
                                                                                       RATIOS TO AVERAGE NET ASSETS (C):
                                                                                  --------------------------------------------
                                         NET ASSET                   NET ASSETS                 NET             EXPENSES
                                          VALUE,         TOTAL         END OF                INVESTMENT     WITHOUT WAIVERS,
                                          END OF        RETURN         PERIOD       NET        INCOME        REIMBURSEMENTS
                                          PERIOD        (D)(E)        (000'S)     EXPENSES     (LOSS)     AND EARNINGS CREDITS
                                         ---------   -------------   ----------   --------   ----------   --------------------

CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $10.62         (0.09)%     $  667,882     0.40%       4.91%             0.47%
  February 22, 2005 (B) to June 30,
 2005...................................   10.90          2.44          649,060     0.40        5.00              0.43

CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    7.77          0.29           13,102     0.44        5.11              0.44
  February 22, 2005 (b) to June 30,
 2005...................................    7.95          2.35           13,894     0.43        5.27              0.43

HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    8.14          2.01           39,991     0.79        7.67              0.80
  February 22, 2005 (b) to June 30,
 2005...................................    8.30         (0.12)          40,477     0.79        7.91              0.85

INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.38          0.06          156,353     0.40        5.20              0.47
  February 22, 2005 (b) to June 30,
 2005...................................   10.65          2.16          134,005     0.40        5.28              0.43

MORTGAGE-BACKED SECURITIES FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.43          0.30        1,154,247     0.25        5.04              0.47
  February 22, 2005 (b) to June 30,
 2005...................................   10.67          2.30        1,135,323     0.25        5.19              0.46

SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.46          1.20          379,826     0.30        3.42              0.41
  February 22, 2005 (b) to June 30,
 2005...................................   10.52          1.05          392,444     0.30        3.45              0.44

ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    9.76          1.52          525,102     0.25        4.14              0.41
  February 22, 2005 (b) to June 30,
 2005...................................    9.83          1.11          425,437     0.25        3.68              0.40

                                          RATIOS/SUPPLEMENTAL DATA:
                                          ---------
                                          PORTFOLIO
                                          TURNOVER
                                          RATE (D)
                                          ---------
CORE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     10
  February 22, 2005 (B) to June 30,
 2005...................................     16
CORE PLUS BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     12
  February 22, 2005 (b) to June 30,
 2005...................................     20
HIGH YIELD BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     35
  February 22, 2005 (b) to June 30,
 2005...................................     68
INTERMEDIATE BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................      4
  February 22, 2005 (b) to June 30,
 2005...................................     10
MORTGAGE-BACKED SECURITIES FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     13
  February 22, 2005 (b) to June 30,
 2005...................................     25
SHORT DURATION BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................     18
  February 22, 2005 (b) to June 30,
 2005...................................     27
ULTRA SHORT-TERM BOND FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................      6
  February 22, 2005 (b) to June 30,
 2005...................................     26



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

   JPMorgan Trust II ("JPM II") (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company.

   Prior to February 19, 2005, the Funds were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, each Fund was reorganized and redomiciled as a separate series of JPM II.

   The following are nine separate funds of the Trust (collectively, the "Funds").

    FUND                                                  CLASSES OFFERED
    ----                                                  ---------------
    Core Bond Fund....................................    Class A, Class B, Class C, Select Class and Ultra

    Core Plus Bond Fund...............................    Class A, Class B, Class C, Select Class and Ultra

    Government Bond Fund..............................    Class A, Class B, Class C and Select Class

    High Yield Bond Fund..............................    Class A, Class B, Class C, Select Class and Ultra

    Intermediate Bond Fund............................    Class A, Class B, Class C, Select Class and Ultra

    Mortgage-Backed Securities Fund...................    Class A, Select Class and Ultra

    Short Duration Bond Fund..........................    Class A, Class B, Class C, Select Class and Ultra

    Treasury & Agency Fund............................    Class A, Class B and Select Class

    Ultra Short Term Bond Fund........................    Class A, Class B, Class C, Select Class and Ultra

   Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years (except for Short Duration Bond Fund, Treasury & Agency Fund and Ultra Short Term Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A Shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund's prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   A. VALUATION OF INVESTMENTS

   Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   maturing in less than 61 days are generally valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

   Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

   B. REPURCHASE AGREEMENTS

   The Funds may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

   C. LOAN PARTICIPATIONS

   Certain Funds may invest in Loan Participations. When the Funds purchase a Loan Participation, the Funds typically enter into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Funds assume the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Funds and the Borrower ("Intermediate Participants"). The Funds may not directly benefit from the collateral supporting the senior loan in which it has purchased the Loan Participation.

   D. RESTRICTED AND ILLIQUID SECURITIES

   The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

   The following are approximately the market value and percentage of the investments that are restricted and illiquid as of December 31, 2005 (amounts in thousands):

    FUND                                                          MARKET VALUE    PERCENTAGE
    ----                                                          ------------    ----------
    Core Plus Bond Fund.........................................    $    45          --(a)

    High Yield Bond Fund........................................    $15,461         1.11%

    Intermediate Bond Fund......................................    $     6          --(a)

   (a) Amount rounds to less than 0.1%.

   E. SECURITIES LENDING

   To generate additional income, each Fund may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities ("U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the funds, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Funds on



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

Continued

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   December 6, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

   Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent's fee) is included in the Statement of Operations as income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio investments.

   Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
   (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of U.S. securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each loan of non-U.S. securities outstanding during a given month under the Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

   As of December 31, 2005, the following Funds had securities with the following market values on loan and received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

                                                                   LENDING                      MARKET VALUE
                                                                    AGENT      MARKET VALUE      OF LOANED
                                                                  FEES PAID    OF COLLATERAL     SECURITIES
                                                                  ---------    -------------    ------------
    Core Bond Fund..............................................    $ 10         $221,570         $218,204

    Core Plus Bond Fund.........................................       6          134,268          132,055

    Government Bond Fund........................................       7          174,722          171,664

    High Yield Bond Fund........................................      12          249,379          245,078

    Intermediate Bond Fund......................................       4           98,460           97,122

    Mortgage-Backed Securities Fund.............................    --(a)          13,759           13,517

    Short Duration Bond Fund....................................       8          183,033          179,819

    Treasury & Agency Fund......................................       2           39,948           39,193

   (a) Amount rounds to less than $1,000.

   Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

   F. SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Interest income is determined on the basis of coupon interest accrued



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

   Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds' policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

   G. ALLOCATION OF INCOME AND EXPENSES

   In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

   H. FEDERAL INCOME TAXES

   Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986 as amended ("code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

   I. FOREIGN TAXES

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   J. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

   Dividends and distributions paid to shareholders are recorded on the ex-dividend date. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

   K. REDEMPTION FEES

   Generally shares of the High Yield Bond Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share's market value. Redemption fees are paid directly to the applicable High Yield Bond Fund.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   A. INVESTMENT ADVISORY FEE

   Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary JPMCB, which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

    Core Bond Fund..............................................      0.30%

    Core Plus Bond Fund.........................................      0.30

    Government Bond Fund........................................      0.30

    High Yield Bond Fund........................................      0.65

    Intermediate Bond Fund......................................      0.30

    Mortgage-Backed Securities Fund.............................      0.35

    Short Duration Bond Fund....................................      0.25

    Treasury & Agency Fund......................................      0.30

    Ultra Short Term Bond Fund..................................      0.25

   The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

   The Advisor has entered into investment sub-advisory agreements with JPMorgan High Yield Partners LLC (the "sub-advisor") with respect to the High Yield Bond Fund and Core Plus Bond Fund. The Advisor pays the sub-advisor for its services. JPMorgan High Yield Partners LLC is a wholly owned subsidiary of the Advisor.

   The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

   B. ADMINISTRATION FEE

   Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan., provides certain administration services to the Funds. In consideration of these services, effective February 19, 2005, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Funds Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and the Investor Growth & Income Fund (the "Investor Funds")) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

   Prior to February 19, 2005, the Administrator provided services for a fee that was computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of One Group Mutual Funds average daily net assets (excluding the Investor Funds) and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

   The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

   Effective July 1, 2005, J.P. Morgan Investor Service Co. ("JPMIS") began serving as the Funds' sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' sub-administrator. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator.



JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   C. DISTRIBUTION FEES

   Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Fund's underwriter.

   The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                                                       RATE AS OF
                                                                    FEBRUARY 19, 2005
                                                                    -----------------
    Class A.....................................................          0.25%

    Class B.....................................................          0.75

    Class C.....................................................          0.75

   Prior to February 19, 2005, the Funds paid the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C Shares of each of the Funds. The Distributor had agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A Shares of each Fund, 0.75% of average daily net assets of the Class B Shares of the Ultra Short Term Bond Fund, the Short Duration Bond Fund, and the Treasury & Agency Fund, 0.75% of average daily net assets of the Class C Shares of the Ultra Short Term Bond Fund, the Short Duration Bond Fund, and the Treasury & Agency Fund, and 0.90% of average daily net assets of the Class B and Class C shares of the Intermediate Bond Fund, the Core Bond Fund, the Core Plus Bond Fund, the Government Bond Fund, and the High Yield Bond Fund.

   In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges ("CDSC") from the redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2005, the Distributor received the following (amounts in thousands):

                                                                     FRONT END
    FUND                                                            SALES CHARGE    CDSC
    ----                                                            ------------    ----
    Core Bond Fund..............................................       $2,056       $280

    Core Plus Bond Fund.........................................          108         22

    Government Bond Fund........................................          544        282

    High Yield Bond Fund........................................          322        162

    Intermediate Bond Fund......................................          550        324

    Mortgage-Backed Securities Fund.............................           45         --

    Short Duration Bond Fund....................................           76         91

    Treasury & Agency Fund......................................          180         71

    Ultra Short Term Bond Fund..................................          288        225

   The Distributor waived Distribution Fees as outlined in Note 3.F.

   D. SHAREHOLDER SERVICING FEES

   The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee



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   for Class A, B, C and Select Class Shares that is computed daily and paid monthly equal to 0.25% of the average daily net assets of each class.

   The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

   The Distributor waived shareholder servicing fees as outlined in Note 3.F.

   E. CUSTODIAN AND ACCOUNTING FEES

   JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

   Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

   F. WAIVERS AND REIMBURSEMENTS

   The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

                                                                                                 SELECT
                                                             CLASS A     CLASS B     CLASS C     CLASS     ULTRA
                                                             -------     -------     -------     ------    -----
    Core Bond Fund.........................................    0.75%       1.46%       1.46%      0.60%    0.48%

    Core Plus Bond Fund....................................    0.92        1.57        1.57       0.67     0.45

    Government Bond Fund...................................    0.75        1.48        1.48       0.55       --

    High Yield Bond Fund...................................    1.15        1.80        1.80       0.90     0.81

    Intermediate Bond Fund.................................    0.83        1.48        1.48       0.58     0.48

    Mortgage-Backed Securities Fund........................    0.65          --          --       0.40     0.25

    Short Duration Bond Fund...............................    0.80        1.30        1.30       0.55     0.44

    Treasury & Agency Fund.................................    0.70        1.20          --       0.45       --

    Ultra Short Term Bond Fund.............................    0.70        1.20        1.20       0.45     0.44

   The contractual expense limitation agreements were in effect for the six months ended December 31, 2005. The expense limitation percentages in the table above are due to expire October 31, 2006.



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   For the six months ended December 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                                           CONTRACTUAL WAIVERS
                                                                           -------------------
                                                          INVESTMENT                      SHAREHOLDER
    FUND                                                   ADVISORY     ADMINISTRATION     SERVICING     TOTAL
    ----                                                  ----------    --------------    -----------    ------
    Core Bond Fund......................................     $ --           $1,381           $989        $2,370

    Core Plus Bond Fund.................................       --               --            278           278

    Government Bond Fund................................       --               --            918           918

    High Yield Bond Fund................................                        --            953           953

    Intermediate Bond Fund..............................       --              475            389           864

    Mortgage-Backed Securities Fund.....................      903              501             66         1,470

    Short Duration Bond Fund............................      293              281             --           574

    Treasury & Agency Fund..............................       --               55            184           239

    Ultra Short Term Bond Fund..........................      837              676            361         1,874

                                                                              VOLUNTARY WAIVERS
                                                                              -----------------
                                                             INVESTMENT                      SHAREHOLDER
    FUND                                                      ADVISORY     ADMINISTRATION     SERVICING     TOTAL
    ----                                                     ----------    --------------    -----------    -----
    Core Bond Fund.........................................      $--            $17              $--         $17

    Core Plus Bond Fund....................................      --              --                6           6

    Government Bond Fund...................................      --              --                6           6

    High Yield Bond Fund...................................                      --               22          22

    Intermediate Bond Fund.................................      --              20               --          20

   G. OTHER

   Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

   During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

   The Funds may use related party brokers/dealers. For the six months ended December 31, 2005, the Funds did not have any transactions with brokers/dealers affiliated with JPMorgan Chase & Co.



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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with the J.P.Morgan. Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the six months ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                          PURCHASES
                                       (EXCLUDING U.S.    SALES (EXCLUDING     PURCHASES OF         SALES OF
                                         GOVERNMENT)      U.S. GOVERNMENT)    U.S. GOVERNMENT    U.S. GOVERNMENT
    FUND                               ---------------    ----------------    ---------------    ---------------
    Core Bond Fund...................   $    299,529        $    208,000         $ 99,273           $141,420

    Core Plus Bond Fund..............        130,462              78,811           25,833            136,319

    Government Bond Fund.............         34,358              28,952           12,700             22,754

    High Yield Bond Fund.............        391,936             407,843               --                 --

    Intermediate Bond Fund...........          4,603              90,721           52,046             32,523

    Mortgage-Backed Securities
      Fund...........................        204,087             108,997          103,171             41,292

    Short Duration Bond Fund.........        122,831             132,682           74,387            104,160

    Treasury & Agency Fund...........             --               1,010           16,381             35,902

    Ultra Short Term Bond Fund.......         92,432             319,399           16,317             51,096

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows (amounts in thousands):

                                                                    GROSS           GROSS        NET UNREALIZED
                                                   AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                      COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                   ---------     ------------    ------------    --------------
    Core Bond Fund...............................  $4,159,798      $57,874         $(85,167)        $(27,293)

    Core Plus Bond Fund..........................   1,391,090       50,593          (18,467)          32,126

    Government Bond Fund.........................   1,196,910       45,976          (11,869)          34,107

    High Yield Bond Fund.........................   1,413,943       31,349          (48,093)         (16,744)

    Intermediate Bond Fund.......................   1,491,372       18,093          (31,700)         (13,607)

    Mortgage-Backed Securities Fund..............   1,305,044       14,610          (27,017)         (12,407)

    Short Duration Bond Fund.....................   1,241,065        2,073          (11,852)          (9,779)

    Treasury & Agency Fund.......................     186,987          478           (2,904)          (2,426)

    Ultra Short Term Bond Fund...................   1,826,923        5,958          (19,010)         (13,052)

6. BORROWINGS

   The Funds rely upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely



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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

   The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006

   The outstanding borrowings from another fund and average borrowings for the six months ended December 31, 2005, were as follows:

                                                         OUTSTANDING                       NUMBER
                                                         BALANCE AT         AVERAGE        OF DAYS      INTEREST
    FUND                                              DECEMBER 31, 2005    BORROWINGS    OUTSTANDING      PAID
    ----                                              -----------------    ----------    -----------    --------
    Core Bond Fund..................................         $--            $17,776           1           $ 1

    Core Plus Bond Fund.............................         --                 499           1            --

    Short Duration Bond Fund........................         --               2,244          35             9

    Treasury & Agency Fund..........................         --                 918           3             1

   As of December 31, 2005, the Funds had no borrowings from the unsecured, uncommitted line of credit.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   From time to time, the Funds' investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

   The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

   8. LEGAL MATTERS

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The Canary Complaint alleged among other things, that Canary had engaged in improper trading practices with certain mutual funds in the Trust. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as "market timing" and also "late trading."

   On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the "SEC") and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004. In addition, the Advisor has agreed to and has commenced implementation of



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NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   undertakings related to among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act") and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of the Trust and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

   These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds' former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of the Trust and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names the Trust as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund's investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

   On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

   On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed.

   In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

   The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.



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   As noted above, the settlement agreement with the NYAG requires the Advisor to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between the Advisor and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by the Advisor and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that the Advisor and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Fund contained in this annual report is the Government Bond Fund and the Reduced Rate was implemented September 27, 2004.

9. BUSINESS COMBINATIONS

   On August 19, 2004, the Board of Trustees of the JPMorgan Funds then existing, and, on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management's proposal to merge JPMorgan Bond Fund II (the "Target Fund") into One Group Bond Fund (the "Acquiring Fund") and JPMorgan U.S. Treasury Income Fund (the "Target Fund") into One Group Government Bond Fund (the "Acquiring Fund").

   The mergers were effective after the close of business February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transactions were structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization.

   The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

                                                                                     NET ASSET        NET
                                                          SHARES                     VALUE PER     UNREALIZED
                                                        OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                        -----------    ----------    ---------    ------------
       TARGET FUND
       JPMorgan Bond Fund II..........................                                              $ 8,857
         Class A......................................        435      $   17,702     $40.71
         Class B......................................        271      $   10,985     $40.58
         Select Class.................................     19,914      $  806,911     $40.52

       ACQUIRING FUND
       One Group Bond Fund............................                                              $36,529
         Class A......................................     32,099      $  348,538     $10.86
         Class B......................................      8,320      $   90,238     $10.85
         Class C......................................      6,291      $   68,619     $10.91
         Class I (renamed Select Class)...............    243,786      $2,645,357     $10.85

       POST REORGANIZATION
       JPMorgan Core Bond Fund........................                                              $45,386
         Class A......................................     33,729      $  366,240     $10.86
         Class B......................................      9,332      $  101,223     $10.85
         Class C......................................      6,291      $   68,619     $10.91
         Select Class.................................    318,155      $3,452,268     $10.85



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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                                                     NET ASSET        NET
                                                          SHARES                     VALUE PER     UNREALIZED
                                                        OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                        -----------    ----------    ---------    ------------
       TARGET FUND
       JPMorgan U.S. Treasury Income Fund.............                                              $ 1,722
         Class A......................................      3,794      $   44,516     $11.73
         Class B......................................      1,016      $   11,923     $11.73
         Select Class.................................      7,077      $   73,203     $11.75

       ACQUIRING FUND
       One Group Government Bond Fund.................                                              $50,727
         Class A......................................      8,392      $   86,880     $10.35
         Class B......................................      8,529      $   88,215     $10.34
         Class C......................................      2,464      $   25,466     $10.34
         Class I (renamed Select Class)...............     73,923      $  764,567     $10.34

       POST REORGANIZATION
       JPMorgan Government Bond Fund..................                                              $52,449
         Class A......................................     12,692      $  131,396     $10.35
         Class B......................................      9,682      $  100,138     $10.34
         Class C......................................      2,464      $   25,466     $10.34
         Select Class.................................     81,000      $  837,770     $10.34

10. TRANSFERS-IN-KIND

   For the year ended June 30, 2005, certain shareholders of the Core Bond Fund, Intermediate Bond Fund and Mortgage Backed Securities Fund redeemed Select Class shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds portfolio securities. Cash and portfolio securities were transferred on the dates and at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

                                                                            REALIZED
    FUND                                          DATE      MARKET VALUE     GAINS             TYPE
    ----                                          ----      ------------    --------           ----
    Core Bond Fund............................  02/04/05     $2,394,758     $83,971     Redemption in-kind

    Intermediate Bond Fund....................  02/04/05        373,852      10,903     Redemption in-kind

    Mortgage-Backed Securities Fund...........  01/27/05        359,191       5,813     Redemption in-kind



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--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                             NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
THE FUNDS                        DURING PAST 5 YEARS             TRUSTEE(1)            OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   ------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee since      Treasurer of Ingersoll-Rand
2005; Trustee of           Company (manufacturer of
heritage JPMorgan Funds    industrial equipment)
since 1987.                (1972-2000).

Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee since      Executive Officer, Eastern
2005; Trustee of           States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.

John F. Finn (1947);       President and Chief Executive            117*          Director, Cardinal Health, Inc
Trustee since 2005.        Officer of Gardner, Inc.                               (CAH) (1994-present);
Trustee of heritage One    (wholesale distributor to                              Director, The Crane Group
Group Mutual Funds since   outdoor power equipment                                (2003-present); Chairman, The
1998.                      industry) (1979-present).                              Columbus Association for the
                                                                                  Performing Arts (CAPA)
                                                                                  (2003-present).

Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee since      University of New York                                 School of Medicine
2005; Trustee of           (1999-present); President,                             (1998-present); Director of
heritage JPMorgan Funds    Adelphi University (New York)                          New Plan Excel Realty Trust,
since 2003.                (1998-1999).                                           Inc. (real estate investment
                                                                                  trust) (2000-present);
                                                                                  Director of Lincoln Center
                                                                                  Institute for the Arts in
                                                                                  Education (1999-present).

Robert J. Higgins          Retired; Director of                     118           None.
(1945); Trustee since      Administration of the State of
2005; Trustee of           Rhode Island (2003- 2004);
heritage JPMorgan Funds    President -- Consumer Banking
since 2002.                and Investment Services, Fleet
                           Boston Financial (1971-2001).

Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
2005. Trustee of           Senior Vice President, W.D.
heritage One Group         Hoard, Inc. (corporate parent
Mutual Funds since 1994.   of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).

Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays
(1948); Trustee since      Administration and Planning,                           (1994- present); Trustee,
2005. Trustee of           Northwestern University                                Carleton College
heritage One Group         (1985-present).                                        (2003-present).
Mutual Funds since 1999.

William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001- 2002), and Chairman and                         Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987- present); Director of
heritage JPMorgan Funds    Stock Exchange (1985-2001).                            The National Football
since 2003.                                                                       Foundation and College Hall of
                                                                                  Fame (1994-present); Trustee
                                                                                  of the Stratton Mountain
                                                                                  School (2001-present).


JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                             NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
THE FUNDS                        DURING PAST 5 YEARS             TRUSTEE(1)            OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   ------------------------------
Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002- present); President,                            in Cairo.
2005; Trustee of           Kenyon College (1995-2002).
heritage One Group
Mutual Funds since 1997.

Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley
Trustee (Chairman) since   Corporation (plastics                                  Funds (198 portfolios)
2005; Trustee (Chairman)   manufacturing) (2003- present);                        (1995-present).
of heritage JPMorgan       Chairman and Chief Executive
Funds since 1987.          Officer of Lumelite Corporation
                           (1985-2002).

Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Director, Wabash
2005. Trustee of           (2002-present); Chief                                  College (1988-present);
heritage One Group         Investment Officer, Wabash                             Chairman, Indianapolis
Mutual Funds since 1994.   College (2004- present);                               Symphony Orchestra Foundation
                           self-employed consultant                               (1994- present).
                           (2000-present); Director of
                           Investments, Eli Lilly and
                           Company (1988-1999).

James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
heritage JPMorgan Funds    (1968-1998).
since 2001.
INTERESTED TRUSTEE

Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
heritage JPMorgan Funds    (1989-1998); President & Chief                         (1998-present); Trustee,
since 1998.                Executive Officer of Vista                             Bellarmine University
                           Capital Management (investment                         (2000-present); Director,
                           management) (1990-1998); Chief                         Springfield-Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997-present); Trustee,
                           (investment management)                                Marion and Washington County,
                           (1990-1998).                                           Kentucky Airport Board
                                                                                  (1998-present); Trustee,
                                                                                  Catholic Education Foundation
                                                                                  (2005-present).

------------
 (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes nine registered investment companies (118 funds) as of December 31, 2005.

 * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE FUNDS (SINCE)                       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2005)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2005)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was Vice President of Finance
(2005)                         for the Pierpont Group, Inc., an independent company owned by the Board of Directors/ Trustees of the JPMorgan Funds,
                               prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2005)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President and      was head of Fund Administration -- Pooled Vehicles from 2000
Chief Compliance Officer       to 2004. Mr. Ungerman held a number of positions in
(2005)                         Prudential Financial's asset management business prior to
                               2000.

Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005;Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2005)*    Distribution Services, Inc.; From 1999 to 2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration. Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.


JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

OFFICERS, CONTINUED (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE FUNDS (SINCE)                       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
Christopher D. Walsh           Vice President, JPMorgan Funds Management, Inc. Mr. Walsh
(1965), Assistant Treasurer    has managed all aspects of institutional and retail mutual
(2005)                         fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.


Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA
   02108.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
DECEMBER 31, 2005

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                           BEGINNING            ENDING             EXPENSES PAID
                                                         ACCOUNT VALUE,     ACCOUNT VALUE,       DURING JULY 1,2005     ANNUALIZED
                                                          JULY 1, 2005     DECEMBER 31, 2005    TO DECEMBER 31, 2005   EXPENSE RATIO
                                                         --------------    -----------------    --------------------   -------------
CORE BOND FUND
  Class A                    Actual....................      $1,000            $  997.40               $ 3.78              0.75%
                             Hypothetical..............      $1,000            $1,021.42               $ 3.82              0.75%
  Class B                    Actual....................      $1,000            $  994.00               $ 7.04              1.40%
                             Hypothetical..............      $1,000            $1,018.15               $ 7.12              1.40%
  Class C                    Actual....................      $1,000            $  994.00               $ 7.04              1.40%
                             Hypothetical..............      $1,000            $1,018.15               $ 7.12              1.40%
  Select Class               Actual....................      $1,000            $  998.10               $ 3.02              0.60%
                             Hypothetical..............      $1,000            $1,022.18               $ 3.06              0.60%
  Ultra                      Actual....................      $1,000            $  999.10               $ 2.02              0.40%
                             Hypothetical..............      $1,000            $1,023.19               $ 2.04              0.40%
CORE PLUS BOND FUND
  Class A                    Actual....................      $1,000            $1,000.60               $ 4.54              0.90%
                             Hypothetical..............      $1,000            $1,020.67               $ 4.58              0.90%
  Class B                    Actual....................      $1,000            $  997.70               $ 7.25              1.44%
                             Hypothetical..............      $1,000            $1,017.95               $ 7.32              1.44%
  Class C                    Actual....................      $1,000            $  997.70               $ 7.25              1.44%
                             Hypothetical..............      $1,000            $1,017.95               $ 7.32              1.44%
  Select Class               Actual....................      $1,000            $1,001.80               $ 3.28              0.65%
                             Hypothetical..............      $1,000            $1,021.93               $ 3.31              0.65%
  Ultra                      Actual....................      $1,000            $1,002.90               $ 2.22              0.44%
                             Hypothetical..............      $1,000            $1,022.99               $ 2.24              0.44%

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED), CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
DECEMBER 31, 2005

                                                           BEGINNING            ENDING             EXPENSES PAID
                                                         ACCOUNT VALUE,     ACCOUNT VALUE,       DURING JULY 1,2005     ANNUALIZED
                                                          JULY 1, 2005     DECEMBER 31, 2005    TO DECEMBER 31, 2005   EXPENSE RATIO
                                                         --------------    -----------------    --------------------   -------------
GOVERNMENT BOND FUND
  Class A                    Actual....................      $1,000            $  996.20               $ 3.77              0.75%
                             Hypothetical..............      $1,000            $1,021.42               $ 3.82              0.75%
  Class B                    Actual....................      $1,000            $  992.50               $ 7.28              1.45%
                             Hypothetical..............      $1,000            $1,017.90               $ 7.37              1.45%
  Class C                    Actual....................      $1,000            $  992.60               $ 7.28              1.45%
                             Hypothetical..............      $1,000            $1,017.90               $ 7.37              1.45%
  Select Class               Actual....................      $1,000            $  997.30               $ 2.67              0.53%
                             Hypothetical..............      $1,000            $1,022.53               $ 2.70              0.53%
HIGH YIELD FUND
  Class A                    Actual....................      $1,000            $1,018.50               $ 5.65              1.11%
                             Hypothetical..............      $1,000            $1,019.61               $ 5.65              1.11%
  Class B                    Actual....................      $1,000            $1,016.20               $ 8.94              1.76%
                             Hypothetical..............      $1,000            $1,016.33               $ 8.94              1.76%
  Class C                    Actual....................      $1,000            $1,016.30               $ 8.94              1.76%
                             Hypothetical..............      $1,000            $1,016.33               $ 8.94              1.76%
  Select Class               Actual....................      $1,000            $1,019.60               $ 4.38              0.86%
                             Hypothetical..............      $1,000            $1,020.87               $ 4.38              0.86%
  Ultra                      Actual....................      $1,000            $1,020.10               $ 4.02              0.79%
                             Hypothetical..............      $1,000            $1,021.22               $ 4.02              0.79%
INTERMEDIATE BOND
  Class A                    Actual....................      $1,000            $  999.40               $ 4.18              0.83%
                             Hypothetical..............      $1,000            $1,021.02               $ 4.23              0.83%
  Class B                    Actual....................      $1,000            $  995.50               $ 7.04              1.40%
                             Hypothetical..............      $1,000            $1,018.15               $ 7.12              1.40%
  Class C                    Actual....................      $1,000            $  996.50               $ 7.05              1.40%
                             Hypothetical..............      $1,000            $1,018.15               $ 7.12              1.40%
  Select Class               Actual....................      $1,000            $  999.80               $ 2.92              0.58%
                             Hypothetical..............      $1,000            $1,022.28               $ 2.96              0.58%
  Ultra                      Actual....................      $1,000            $1,000.60               $ 2.02              0.40%
                             Hypothetical..............      $1,000            $1,023.19               $ 2.04              0.40%
MORTGAGE-BACK SECURITIES
  Class A                    Actual....................      $1,000            $1,001.80               $ 3.28              0.65%
                             Hypothetical..............      $1,000            $1,021.93               $ 3.31              0.65%
  Select Class               Actual....................      $1,000            $1,002.30               $ 2.02              0.40%
                             Hypothetical..............      $1,000            $1,023.19               $ 2.04              0.40%
  Ultra                      Actual....................      $1,000            $1,003.00               $ 1.26              0.25%
                             Hypothetical..............      $1,000            $1,023.95               $ 1.28              0.25%
SHORT DURATION BOND
  Class A                    Actual....................      $1,000            $1,009.10               $ 4.05              0.80%
                             Hypothetical..............      $1,000            $1,021.17               $ 4.08              0.80%
  Class B                    Actual....................      $1,000            $1,005.60               $ 6.57              1.30%
                             Hypothetical..............      $1,000            $1,018.65               $ 6.61              1.30%
  Class C                    Actual....................      $1,000            $1,005.60               $ 6.57              1.30%
                             Hypothetical..............      $1,000            $1,018.65               $ 6.61              1.30%
  Select Class               Actual....................      $1,000            $1,010.50               $ 2.79              0.55%
                             Hypothetical..............      $1,000            $1,022.43               $ 2.80              0.55%
  Ultra                      Actual....................      $1,000            $1,012.00               $ 1.52              0.30%
                             Hypothetical..............      $1,000            $1,023.69               $ 1.53              0.30%

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED), CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
DECEMBER 31, 2005

                                                           BEGINNING            ENDING             EXPENSES PAID
                                                         ACCOUNT VALUE,     ACCOUNT VALUE,       DURING JULY 1,2005     ANNUALIZED
                                                          JULY 1, 2005     DECEMBER 31, 2005    TO DECEMBER 31, 2005   EXPENSE RATIO
                                                         --------------    -----------------    --------------------   -------------
TREASURY & AGENCY
  Class A                    Actual....................      $1,000            $1,004.90               $ 3.54              0.70%
                             Hypothetical..............      $1,000            $1,021.68               $ 3.57              0.70%
  Class B                    Actual....................      $1,000            $1,002.50               $ 6.06              1.20%
                             Hypothetical..............      $1,000            $1,019.16               $ 6.11              1.20%
  Select Class               Actual....................      $1,000            $1,006.00               $ 2.28              0.45%
                             Hypothetical..............      $1,000            $1,022.94               $ 2.29              0.45%
ULTRA SHORT TERM BOND
  Class A                    Actual....................      $1,000            $1,012.00               $ 3.55              0.70%
                             Hypothetical..............      $1,000            $1,021.68               $ 3.57              0.70%
  Class B                    Actual....................      $1,000            $1,010.30               $ 6.08              1.20%
                             Hypothetical..............      $1,000            $1,019.16               $ 6.11              1.20%
  Class C                    Actual....................      $1,000            $1,009.30               $ 6.08              1.20%
                             Hypothetical..............      $1,000            $1,019.16               $ 6.11              1.20%
  Select Class               Actual....................      $1,000            $1,013.10               $ 2.28              0.45%
                             Hypothetical..............      $1,000            $1,022.94               $ 2.29              0.45%
  Ultra                      Actual....................      $1,000            $1,015.20               $ 1.27              0.25%
                             Hypothetical..............      $1,000            $1,023.95               $ 1.28              0.25%

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

At meetings held in person in July and August 2005, the Board of Trustees considered the continuation of each of the investment advisory agreements and sub-advisory agreements (together, the "Advisory Agreements") for the Funds whose semiannual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreements or any of their affiliates, approved the Advisory Agreements on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each of the Funds and the Adviser, as provided in the Advisory Agreements was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE FUND'S SENIOR OFFICER
The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Bond Fund, Intermediate Bond Fund, Mortgage Backed Securities Fund, Short Duration Bond Fund, Treasury & Agency Fund and Ultra Short Term Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees and in determining whether to continue the Advisory Agreement.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 180

JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

information provided for each of the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the performance of the one, three and five year periods of the Government Bond Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the one, three and five year periods of the High Yield Bond Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the one, three and five year periods of the Core Bond Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the one, three and five year periods of the Core Plus Bond Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the one, three and five year periods of the Intermediate Bond Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the one and three year time periods of the Mortgage-Backed Securities Fund was within a reasonable range of its Universe Group median.

The Trustees noted that the performance of the one, three and five year periods of the Short Duration Bond Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the one, three and five year periods of the Treasury & Agency Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the one, three and five year periods of the Ultra Short Term Bond Fund was better than that of its Universe Group median.

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Government Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the High Yield Bond Fund's contractual and net advisory fees were higher than the majority of its Peer Group and Universe Group, respectively, as were the total expenses when compared to the Universe Group. This prompted the Trustees to request further information from the Adviser. Following consideration of that information, which related to the Fund's performance record, the Sub-Adviser's capabilities and recent reductions to the advisory fee and other fees paid to affiliates of the Adviser in connection with the integration, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Core Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Core Plus Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

JPMORGAN FUNDS         INCOME FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN INCOME FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

The Trustees noted that the Intermediate Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Short Duration Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Treasury & Agency Fund's contractual advisory fee was in the first quintile of the Funds' Peer Group and the fee was considered reasonable recognizing that the total actual expenses were lower than the median of its Universe Group.

The Trustees noted that the Ultra Short Term Bond Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

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

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http: //www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds' website at www.jpmorganfunds.com.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund's voting record is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


                                                                 [JPMORGAN LOGO]

                               SEMI-ANNUAL REPORT
                 SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)





                                 JPMorgan Funds






                                  Equity Funds


JPMorgan Diversified Mid Cap Growth Fund        JPMorgan Large Cap Value Fund
JPMorgan Diversified Mid Cap Value Fund         JPMorgan Market Expansion Index Fund
JPMorgan Equity Income Fund                     JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Equity Index Fund                      JPMorgan Small Cap Growth Fund
JPMorgan International Equity Index Fund        JPMorgan Small Cap Value Fund
JPMorgan Intrepid Mid Cap Fund                  JPMorgan Technology Fund
JPMorgan Large Cap Growth Fund


                                                                 [JPMORGAN LOGO]
                                                                Asset Management

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter..........................................    2

Portfolio Performance Reviews...............................    3

Schedules of Portfolio Investments..........................   29

Statements of Assets and Liabilities........................  108

Statements of Operations....................................  114

Statements of Changes in Net Assets.........................  117

Financial Highlights........................................  130

Notes to Financial Statements...............................  150

Trustees....................................................  168

Officers....................................................  170

Schedule of Shareholder Expenses............................  172

Board Approval of Renewal of Investment Advisory
   Agreements...............................................  176


HIGHLIGHTS

- U.S. equity market overcame several challenges

- FOMC raised rates at a measured pace

- Outlook for equity markets somewhat mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 2

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan Equity Funds. Inside, you'll find information detailing the performance of the Funds for the six months ended December 31, 2005, along with reports from the portfolio managers.

STOCKS PRODUCE SOLID RETURNS
The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced respectable returns during the reporting period.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation. After a series of nine rate hikes from June 2004 through June 2005, the FOMC raised rates four additional times during the six-month reporting period. All told, short-term rates moved to 4.25% by the end of 2005. Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace over the period. Following gross domestic product (GDP) growth of 3.8% in the first quarter of the year, second quarter GDP was 3.1%. While this was still a solid gain, higher oil prices, which surpassed $70 a barrel, were cited as a reason for the fall in GDP. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter.

MIXED STOCK PERFORMANCE
The broad stock market, as measured by the S&P 500 Index, returned 5.77% during the six months ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year -- similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively -- this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the six-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 8.41%. Large- and small-capitalization stocks generated relatively similar performance over the period, as the Russell 1000 Index and Russell 2000 Index returned 6.27% and 5.88%, respectively.

OUTLOOK
As we begin the new year, the outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices, and the possibility of the FOMC ending its rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach to investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and secondarily, current income by investing primarily in equity securities,* returned 7.63% (Select Shares) over the six months ended December 31, 2005, compared to the 10.22% return of the Russell Midcap Growth Index over the same period.

WHY DID THE FUND PERFORM THIS WAY?
Economic data surprised on the upside, as capital expenditures and other spending in the corporate sector counterbalanced the marginally reduced growth rate of consumer spending. As a result of better-than-expected economic data, many higher inflation indicators were reported. Accordingly, the Federal Reserve
(Fed) did not slow down its hikes of the fed funds rate, with the target rate ending the year at 4.25%. Most Fed watchers believe that there will be two more hikes, but the anticipation that the end of rate hikes is nearing contributed to the late-year rally in many indexes.

Stock selection in the healthcare and consumer discretionary sectors negatively impacted Fund performance most significantly relative to the benchmark. At the individual stock level, Flir Systems Inc. and Toll Brothers Inc. were top detractors from performance. Flir Systems, a manufacturer of thermal imaging and infrared camera systems, announced that third-quarter earnings would not meet expectations due to disappointing results in its imaging business and European thermography division. Toll Brothers, a leading builder of luxury homes, announced a cautious outlook for next year due to a slowdown in the housing market.

The Fund was positively impacted by overall stock selection in the energy and industrials sectors. Individual holdings, such as Grant Prideco Inc. and Omnicare Inc., were top contributors to performance. Grant Prideco, an international provider of energy exploration products, generated strong results in the second half of the year, stemming from increased production and strong energy prices. Omnicare, a leading provider of pharmaceutical care for the elderly, acquired rival provider NeighborCare Inc., which increased the company's market share in the pharmaceutical and care services industry.

HOW WAS THE FUND MANAGED?
We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is designed to identify dominant franchises with predictable business models deemed capable of achieving sustained growth. We sought to maintain significant sector diversification in the Fund to avoid any large allocations contingent on macroeconomic or sector trends.

FUND FACTS
Fund Inception..............................................   March 2, 1989
Fiscal Year End.............................................   June 30
Net Assets as of 12/31/2005 (in Thousands)..................   $1,649,482
Primary Benchmark...........................................   Russell Midcap Growth Index

TOP 10 EQUITY HOLDINGS OF THE PORTFOLIO**
 1. West Corp.........................     2.3%
 2. Amphenol Corp. ...................     2.2%
 3. Sherwin-Williams Co. (The)........     1.6%
 4. Seagate Technology Cayman Islands)...  1.5%
 5. Polo Ralph Lauren Corp. ..........     1.5%
 6. Jabil Circuit, Inc................     1.5%
 7. Hunt (J.B.) Transport Services,
    Inc...............................     1.5%
 8. Zions Bancorp.....................     1.5%
 9. Alliance Data Systems Corp........     1.4%
10. Microchip Technology, Inc.........     1.4%

PORTFOLIO COMPOSITION**
Information Technology.............  24.7%
Consumer Discretionary.............  20.8%
Industrials........................  14.1%
Health Care........................  13.9%
Financials.........................  12.3%
Energy.............................  11.0%
Telecommunications Services........   1.0%
Materials..........................   0.9%
Consumer Staples...................   0.9%
Investment Company.................   0.6%
Investments of Cash Collateral for
  Securities on Loan...............  15.9%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 4

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                              DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                   INCEPTION DATE OF
                                                         CLASS         1 YEAR      5 YEAR      10 YEAR
--------------------------------------------------------------------------------------------------------
  Class A                                            02/18/1992        10.60%       2.24%      12.47%
--------------------------------------------------------------------------------------------------------
  Class A*                                           02/18/1992         4.80%       1.15%      11.87%
--------------------------------------------------------------------------------------------------------
  Class B                                            01/14/1994         9.91%       1.49%      11.79%
--------------------------------------------------------------------------------------------------------
  Class B**                                          01/14/1994         4.91%       1.11%      11.79%
--------------------------------------------------------------------------------------------------------
  Class C                                            11/04/1997         9.91%       1.50%      11.73%
--------------------------------------------------------------------------------------------------------
  Class C***                                         11/04/1997         8.91%       1.50%      11.73%
--------------------------------------------------------------------------------------------------------
  Select Class                                       03/02/1989        10.89%       2.50%      12.76%
--------------------------------------------------------------------------------------------------------
  Ultra                                              02/22/2005        11.02%       2.52%      12.77%
--------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                              RUSSELL MIDCAP GROWTH       LIPPER MID-CAP GROWTH
                                                      SELECT CLASS                    INDEX                       INDEX
                                                      ------------            ---------------------       ---------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1202860                     1174780                     1134660
12/97                                                    1564630                     1439590                     1263100
12/98                                                    2148830                     1696720                     1424540
12/99                                                    2774410                     2567050                     2474210
12/00                                                    2938030                     2265490                     2974890
12/01                                                    2623150                     1808960                     1637710
12/02                                                    2093540                     1313200                     1171690
12/03                                                    2654300                     1874090                     1586590
12/04                                                    2997000                     2164180                     1809880
12/05                                                    3323490                     2426030                     1983410

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Midcap Growth Fund, Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN DIVERSIFIED MID CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation and secondarily, current income by investing primarily in equity securities,* returned 4.11% (Select Shares) over the six months ended December 31, 2005, compared to the 6.76% return of the Russell Midcap Value Index over the same period.

WHY DID THE FUND PERFORM THIS WAY?
Economic data surprised on the upside, as capital expenditures and other spending in the corporate sector counterbalanced the marginally reduced growth rate of consumer spending. As a result of better-than-expected economic data, many higher inflation indicators were reported. Accordingly, the Federal Reserve
(Fed) did not slow down its hikes of the fed funds rate, with the target rate ending the year at 4.25%. Most Fed watchers believe that there will be two more hikes, but the anticipation that the end of rate hikes is nearing contributed to the late-year rally in many indexes.

The Fund underperformed its benchmark for the second half of the year due to stock selection in the materials and information technology sectors. The Fund's overweight and stock selection in energy as well as stock selection in financials aided performance. As consumers were faced with the headwinds of higher interest rates, increasing winter heating costs and a softening U.S. housing market, retail businesses experienced lackluster results. Tuesday Morning Corp., a closeout retailer of home furnishings, announced that despite increased third-quarter profits, sales lagged behind analyst estimates. Amid a difficult retail period, the company cut its full-year financial forecast, citing disappointing customer traffic. Another detractor from performance during the second half was Energy East Corp., an energy service company. The company cited concerns about the upcoming rate reviews in key client markets, which may prompt reduced in billing rates.

While the Fund underperformed the benchmark, select holdings, such as Omnicare Inc. and E*Trade Financial Corp., contributed to performance. Omnicare, a leading provider of pharmaceutical care for the elderly, acquired rival provider NeighborCare Inc., which increased the company's market share in the pharmaceutical and care services industry. E*Trade Financial Corp., a brokerage and banking provider. reported rapidly increasing revenues and a positive reaction from investors to its acquisition of BrownCo which contributed to the stock's strength.

HOW WAS THE FUND MANAGED?
We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

FUND FACTS
Fund Inception .............................................   March 2, 1989
Fiscal Year End ............................................   June 30
Net Assets as of 12/31/2005 (in Thousands) .................   $1,165,946
Primary Benchmark ..........................................   Russell Midcap Value Index

TOP 10 EQUITY HOLDINGS OF THE PORTFOLIO**
 1.  Coventry Health Care, Inc. ........  1.6%
 2.  V.F. Corp. ........................  1.5%
 3.  Old Republic International Corp....  1.5%
 4.  Kinder Morgan, Inc. ...............  1.4%
 5.  TJX Cos., Inc. ....................  1.4%
 6.  Limited Brands, Inc. ..............  1.3%
 7.  Compass Bancshares, Inc. ..........  1.3%
 8.  Assurant, Inc. ....................  1.2%
 9.  Golden West Financial Corp. .......  1.2%
10.  Mercantile Bankshares Corp. .......  1.1%

PORTFOLIO COMPOSITION**
Financials.........................  29.2%
Consumer Discretionary.............  21.7%
Utilities..........................  10.5%
Industrials........................   7.8%
Materials..........................   6.9%
Energy.............................   6.9%
Consumer Staples...................   5.7%
Information Technology.............   4.6%
Health Care........................   3.5%
Telecommunication Services.........   2.8%
Investment Company.................   0.7%
Investments of Cash Collateral for
  Securities on Loan...............  15.6%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 6

JPMORGAN DIVERSIFIED MID CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                              DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                   INCEPTION DATE OF
                                                         CLASS         1 YEAR      5 YEAR      10 YEAR
--------------------------------------------------------------------------------------------------------
  Class A                                            02/18/1992         9.60%       8.80%      12.38%
--------------------------------------------------------------------------------------------------------
  Class A*                                           02/18/1992         3.85%       7.64%      11.77%
--------------------------------------------------------------------------------------------------------
  Class B                                            01/14/1994         8.94%       8.00%      11.68%
--------------------------------------------------------------------------------------------------------
  Class B**                                          01/14/1994         3.94%       7.70%      11.68%
--------------------------------------------------------------------------------------------------------
  Class C                                            03/22/1999         8.92%       8.01%      11.59%
--------------------------------------------------------------------------------------------------------
  Class C***                                         03/22/1999         7.92%       8.01%      11.59%
--------------------------------------------------------------------------------------------------------
  Select Class                                       03/02/1989         9.89%       9.06%      12.65%
--------------------------------------------------------------------------------------------------------
  Ultra                                              02/22/2005        10.03%       9.09%      12.67%
--------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                                                          LIPPER MID-CAP VALUE
                                                     SELECT CLASS          RUSSELL MIDCAP VALUE INDEX          FUNDS INDEX
                                                     ------------          --------------------------     --------------------
12/95                                                   1000000                     1000000                      1000000
12/96                                                   1165050                     1202590                      1198990
12/97                                                   1574000                     1615920                      1470540
12/98                                                   1663280                     1698040                      1445060
12/99                                                   1661670                     1696190                      1617110
12/00                                                   2133430                     2021520                      1788480
12/01                                                   2239410                     2068530                      1908910
12/02                                                   1949630                     1868990                      1629290
12/03                                                   2594550                     2580460                      2265960
12/04                                                   2995360                     3192170                      2708490
12/05                                                   3291650                     3595920                      2945670

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on March 2, 1989. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Value Index measures the performance of the Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Equity Income Fund, which seeks to provide current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities,* returned 2.66% (Select Shares) over the six months ended December 31, 2005, compared to the 5.77% return of the S&P 500 Index over the same time period.

WHY DID THE FUND PERFORM THIS WAY?
Economic data surprised on the upside, as capital expenditures and other spending in the corporate sector counterbalanced the marginally reduced growth rate of consumer spending. As a result of better-than-expected economic data, many higher inflation indicators were reported. Accordingly, the Federal Reserve
(Fed) did not slow down its hikes of the fed funds rate, with the target rate ending the year at 4.25%. Most Fed watchers believe that there will be two more hikes, but the anticipation that the end of rate hikes is nearing contributed to the late-year rally in many indexes.

The Fund lagged its benchmark due to stock selection in financials, energy and basic materials. In all three cases, underperformance was partially offset by an overweight in the sector. Verizon Communications, a telecommunications company, was the largest detractor from absolute performance. The company increased capital expenditures to gain market share from cable companies that provide high-speed internet access. Additionally, the company's current free-cash-flow was reduced significantly after an investor sell-off. Another detractor from absolute performance was Cendant Corp. The company announced that its Board of Directors approved plans to separate it into four smaller companies to maximize shareholder value.

On a more positive note, the Fund benefited from Carolina Group, as several favorable court rulings reduced investor concern about potential adverse judgments against the tobacco industry. Another positive contributor was Chubb Corp., a property and casualty insurer, whose prospects for higher insurance premiums in 2006 improved due to the tough 2005 hurricane season. Insurers typically see increased demand for coverage following natural disasters and find that they have higher-than-normal pricing power.

HOW WAS THE FUND MANAGED?
In line with the Fund's mandate, the investment team focused on stock selection, believing that quality companies trading at attractive valuations will outperform in the long-term. The Fund continued to invest only in stocks that had above-average dividend yields.

FUND FACTS
Fund Inception..............................................   July 2, 1987
Fiscal Year End.............................................   June 30
Net Assets as of 12/31/2005 (in Thousands)..................   $386,391
Primary Benchmark...........................................   S&P 500 Index

TOP 10 EQUITY HOLDINGS OF THE
  PORTFOLIO**
 1. General Electric Co. ..........   4.4%
 2. Exxon Mobil Corp. .............   3.3%
 3. Chubb Corp. ...................   3.2%
 4. Bank of America Corp. .........   3.0%
 5. V.F. Corp. ....................   2.8%
 6. AGL Resources, Inc. ...........   2.7%
 7. Freddie Mac....................   2.6%
 8. Wells Fargo & Co. .............   2.5%
 9. Citigroup, Inc. ...............   2.4%
10. U.S. Bancorp...................   2.4%

PORTFOLIO COMPOSITION**
Financials.........................  36.1%
Consumer Discretionary.............  11.2%
Industrials........................  10.0%
Consumer Staples...................   9.3%
Energy.............................   7.8%
Materials..........................   6.5%
Health Care........................   6.1%
Telecommunication Services.........   5.9%
Utilities..........................   5.4%
Investments of Cash Collateral for
  Securities on Loan...............   5.4%
Investment Company.................   2.2%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 8

JPMORGAN EQUITY INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                              DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------
                                                   INCEPTION DATE OF
                                                         CLASS         1 YEAR      5 YEAR      10 YEAR
--------------------------------------------------------------------------------------------------------
  Class A                                            02/18/1992         5.91%       1.81%       7.72%
--------------------------------------------------------------------------------------------------------
  Class A*                                           02/18/1992         0.37%       0.72%       7.14%
--------------------------------------------------------------------------------------------------------
  Class B                                            01/14/1994         5.29%       1.10%       7.09%
--------------------------------------------------------------------------------------------------------
  Class B**                                          01/14/1994         0.29%       0.71%       7.09%
--------------------------------------------------------------------------------------------------------
  Class C                                            11/04/1997         5.29%       1.09%       6.98%
--------------------------------------------------------------------------------------------------------
  Class C***                                         11/04/1997         4.29%       1.09%       6.98%
--------------------------------------------------------------------------------------------------------
  Select Class                                       07/02/1987         6.13%       2.07%       8.00%
--------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                        SELECT CLASS                      S&P 500 INDEX
                                                                        ------------                      -------------
12/95                                                                     1000000                            1000000
12/96                                                                     1167060                            1229600
12/97                                                                     1546560                            1639840
12/98                                                                     1812220                            2108440
12/99                                                                     1817460                            2552030
12/00                                                                     1948630                            2319660
12/01                                                                     1815620                            2043980
12/02                                                                     1484900                            1592260
12/03                                                                     1823560                            2048990
12/05                                                                     2034380                            2271960
12/06                                                                     2159150                            2383550

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on July 2, 1987. Historical performance shown for Class C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund and the S&P 500 Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index measures the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index),* returned 5.68% (Select Shares) over the six months ended December 31, 2005, compared to the 5.77% return of the S&P 500 Index over the same period.

WHY DID THE FUND PERFORM THIS WAY?
The non-energy minerals and industrial service sectors were top performers for the six-month period, each returning more than 20%. Only two sectors -- consumer durables and communications -- posted negative returns.

HOW WAS THE FUND MANAGED?
We strictly follow the benchmark positions and weights, and stay fully invested. In the third quarter of 2005, Standard & Poor's completed its second and final phase of transitioning the index to a full free-float methodology.** We implemented this change in the fund in a timely and efficient manner, thereby limiting any negative tracking.

We will continue to seek returns that closely match those of the benchmark index. In addition, we will maintain our stringent risk management strategies while seeking to minimize transaction costs.

FUND FACTS
Fund Inception..............................................   July 2, 1991

Fiscal Year End.............................................   June 30

Net Assets as of 12/31/2005 (in Thousands)..................   $1,889,401

Primary Benchmark...........................................   S&P 500 Index

TOP 10 EQUITY HOLDINGS OF THE
  PORTFOLIO***
 1. General Electric Co. ..........   3.3%
 2. Exxon Mobil Corp. .............   3.1%
 3. Citigroup, Inc. ...............   2.2%
 4. Microsoft Corp. ...............   2.1%
 5. Procter & Gamble Co. ..........   1.7%
 6. Bank of America Corp. .........   1.6%
 7. Johnson & Johnson..............   1.6%
 8. American International Group,
    Inc. ..........................   1.6%
 9. Pfizer, Inc. ..................   1.5%
10. Altria Group, Inc. ............   1.4%

PORTFOLIO COMPOSITION***
Financials..................................  21.1%
Information Technology......................  15.0%
Health Care.................................  13.2%
Industrials.................................  11.4%
Consumer Discretionary......................  10.6%
Consumer Staples............................   9.5%
Energy......................................   9.2%
Utilities...................................   3.3%
Telecommunication Services..................   3.0%
Materials...................................   3.0%
Investment Company..........................   0.4%
Investments of Cash Collateral for
  Securities on Loan........................   6.3%

--------------------------------------------------------------------------------

  * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

 ** The share counts used in calculating the index reflect only those shares available to investors, not all of a company's outstanding shares.

*** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 10

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                               DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------
                                               INCEPTION DATE
                                                  OF CLASS           1 YEAR         5 YEAR         10 YEAR
----------------------------------------------------------------------------------------------------------
  Class A                                       02/18/1992             4.46%          0.00%         8.48%
----------------------------------------------------------------------------------------------------------
  Class A*                                      02/18/1992           (1.03)%        (1.07)%         7.90%
----------------------------------------------------------------------------------------------------------
  Class B                                       01/14/1994             3.68%        (0.75)%         7.82%
----------------------------------------------------------------------------------------------------------
  Class B**                                     01/14/1994           (1.32)%        (1.16)%         7.82%
----------------------------------------------------------------------------------------------------------
  Class C                                       11/04/1997             3.67%        (0.75)%         7.69%
----------------------------------------------------------------------------------------------------------
  Class C***                                    11/04/1997             2.67%        (0.75)%         7.69%
----------------------------------------------------------------------------------------------------------
  Select Class                                  07/02/1991             4.72%          0.25%         8.76%
----------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                        SELECT CLASS                      S&P 500 INDEX
                                                                        ------------                      -------------
12/95                                                                     1000000                            1000000
12/96                                                                     1225940                            1229600
12/97                                                                     1630480                            1639840
12/98                                                                     2090980                            2108440
12/99                                                                     2520550                            2552030
12/00                                                                     2286680                            2319660
12/01                                                                     2007980                            2043980
12/02                                                                     1560640                            1592260
12/03                                                                     2000860                            2048990
12/05                                                                     2211110                            2271960
12/06                                                                     2315430                            2383550

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on July 2, 1991. Historical performance shown for Class C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund and the S&P 500 Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index measures the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australasia, Far East Gross Domestic Product (MSCI EAFE GDP) Index,* returned 17.07% (Select Shares) over the six months ended December 31, 2005, compared with the 16.11% return of the MSCI EAFE GDP Index over the same period.

WHY DID THE FUND PERFORM IN THIS WAY?
The Fund's outperformance of the MSCI EAFE GDP Index was due to its off-index emerging markets exposure of 7.66% (the maximum exposure being 10%). During the six-month period, emerging market returns exceeded those of developed markets, with the MSCI Emerging Markets Free Index returning 26.42%. Performance for the year against the index was within an acceptable 1.51% annualized tracking error, which is calculated as the annualized standard deviation of the Fund's monthly returns relative to the MSCI EAFE GDP benchmark.
On a long-term basis, the MSCI EAFE GDP Index itself has outperformed the MSCI EAFE Index, validating our choice of the former as a benchmark because its weighting scheme is tied more to earnings potential than market capitalization. The MSCI EAFE GDP Index has outperformed the MSCI EAFE Index by 2.98% and 3.60% for the five- and 10-year periods, respectively. The GDP weighting scheme is an example of Fundamental Indexation -- a concept that has received increased attention as of late. By constructing the Fund based on our unique internal benchmark, which consists of the MSCI EAFE GDP at the core and an emerging markets exposure at the periphery, we believe it will outperform a more conventional MSCI EAFE-cap weighted indexing approach over extended periods.

HOW WAS THE FUND MANAGED?
As always, the Fund was well diversified over the six months, ending the period with 1,104 developed and 174 emerging country holdings. Additionally, portfolio turnover for the period was a low 3.55%, which is consistent with being a tax-efficient portfolio.
The MSCI EAFE GDP Index underwent two quarterly re-weightings, necessitating alterations in the Fund's composition. Fund changes were made in a timely and cost-efficient manner, minimizing leakages to Fund returns. At year-end, the Fund had the following index weights: Continental Europe, 54.15%; Japan, 29.59%; U.K., 11.01%; and Asia ex-Japan, 5.25%. The emerging markets portfolio is well diversified among Asia, Latin America and the rest of the world.
Unequitized cash accounted for about 0.4% of the Fund at year-end, and an incremental 2.2% was allocated to equity futures contracts to provide additional liquidity. The cash weighting was slightly higher than normal due to a provision for a year-end income distribution.
The Fund continues to be managed to provide broad international exposure for U.S. investors. It is highly diversified to minimize risk at the single stock level, and managed in a low-turnover fashion, with implementation of strategy carried out in a low-cost manner.

FUND FACTS
Fund Inception..............................................   October 28, 1992
Fiscal Year End.............................................   June 30
Net Assets as of 12/31/2005 (in Thousands)..................   $1,111,666
Primary Benchmark...........................................   MSCI EAFE GDP Index

TOP 10 EQUITY HOLDINGS OF THE
  PORTFOLIO**
 1. Toyota Motor Corp. ............   1.5%
 2. ENI S.p.A. ....................   1.5%
 3. Total S.A. ....................   1.4%
 4. Siemens AG (Registered)........   1.3%
 5. E.ON AG........................   1.2%
 6. Allianz AG (Registered)........   1.1%
 7. Mitsubishi UFJ Financial Group,
    Inc. ..........................   1.0%
 8. Sanofi-Aventis.................   0.9%
 9. Banco Santander Central Hispano
    S.A. ..........................   0.9%
10. Deutsche Bank AG
    (Registered)...................   0.9%
PORTFOLIO COMPOSITION**
Financials.........................  27.6%
Consumer Discretionary.............  12.5%
Industrials........................  11.6%
Materials..........................   8.9%
Energy.............................   7.3%
Telecommunication Services.........   7.0%
Information Technology.............   6.4%
Utilities..........................   6.4%
Consumer Staples...................   5.6%
Health Care........................   5.6%
Investment Company.................   1.7%
Investments of Cash Collateral for
  Securities on Loan...............  11.5%
Other (less than 1%)...............   0.3%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 12

JPMORGAN INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

-----------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                           DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------
                                                   INCEPTION DATE
                                                      OF CLASS      1 YEAR      5 YEAR      10 YEAR
-----------------------------------------------------------------------------------------------------
  Class A                                           04/23/1993      14.59%       5.10%       6.67%
-----------------------------------------------------------------------------------------------------
  Class A*                                          04/23/1993       8.55%       3.97%       6.10%
-----------------------------------------------------------------------------------------------------
  Class B                                           01/14/1994      13.71%       4.35%       6.03%
-----------------------------------------------------------------------------------------------------
  Class B**                                         01/14/1994       8.71%       4.01%       6.03%
-----------------------------------------------------------------------------------------------------
  Class C                                           11/04/1997      13.77%       4.35%       5.98%
-----------------------------------------------------------------------------------------------------
  Class C***                                        11/04/1997      12.77%       4.35%       5.98%
-----------------------------------------------------------------------------------------------------
  Select Class                                      10/28/1992      14.85%       5.39%       6.95%
-----------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                        SELECT CLASS                   MSCI EAFE GDP INDEX
                                                                        ------------                   -------------------
12/95                                                                     1000000                            1000000
12/96                                                                     1066120                            1076290
12/97                                                                     1126690                            1138380
12/98                                                                     1369700                            1442400
12/99                                                                     1827490                            1889600
12/00                                                                     1505360                            1596060
12/01                                                                     1174670                            1238210
12/02                                                                      983585                            1041320
12/03                                                                     1401070                            1488550
12/04                                                                     1704450                            1824520
12/05                                                                     1957560                            2074140

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on October 28, 1992. Historical performance shown for Class C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund and the Morgan Stanley Capital International (MSCI EAFE GDP Index). The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE GDP Index measures the performance of international stock markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTREPID MID CAP FUND
(FORMERLY JPMORGAN DIVERSIFIED MID CAP FUND)(*)
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Intrepid Mid Cap Fund, which seeks to provide long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,** returned 9.86% (Select Shares) over the six months ended December 31, 2005, compared to the 8.41% return of the Russell Midcap Index over the same period.

WHY DID THE FUND PERFORM IN THIS WAY?
The information technology and industrials sectors were the most positive contributors to the Fund's relative return. Performance in the information technology sector was driven by stock selection in the technology hardware and equipment industry. In the industrials sector, our factors correctly drove stock selection in the capital goods industry.
Despite the Fund's relative outperformance, the consumer discretionary and utility sectors hindered results. The consumer discretionary sector was negatively impacted by stock selection in the consumer durables and apparel industry, while the utility sector was hurt by poor stock selection.

HOW WAS THE FUND MANAGED?
As with any diversified portfolio, the stocks held in the Fund are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance investment process, the portfolio management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions as a result of such news and information; this is a critical step toward eliminating their own overconfidence and biases in the portfolio construction process.

FUND FACTS
Fund Inception..............................................   December 31, 1983
Fiscal Year End.............................................   June 30
Net Assets as of 12/31/2005 (in Thousands)..................   $838,218
Primary Benchmark...........................................   Russell MidCap Index

TOP 10 EQUITY HOLDINGS OF THE
  PORTFOLIO***
 1. Federated Department Stores,
    Inc. ..........................   1.0%
 2. Phelps Dodge Corp. ............   1.0%
 3. Western Digital Corp. .........   1.0%
 4. Principal Financial Group......   1.0%
 5. Norfolk Southern Corp. ........   1.0%
 6. Sunoco, Inc. ..................   1.0%
 7. Nucor Corp. ...................   1.0%
 8. Kerr-McGee Corp. ..............   1.0%
 9. E*Trade Financial Corp. .......   0.9%
10. Kroger Co. (The)...............   0.9%

PORTFOLIO COMPOSITION***
Financials.........................  21.0%
Consumer Discretionary.............  16.6%
Information Technology.............  14.1%
Industrials........................  11.1%
Health Care........................  10.3%
Energy.............................   7.2%
Utilities..........................   7.1%
Consumer Staple....................   5.0%
Materials..........................   4.7%
Telecommunication Services.........   1.9%
Investment Company.................   1.3%
Investments of Cash Collateral for
  Securities on Loan...............  14.4%

--------------------------------------------------------------------------------

  * Effective July 29, 2005, the fund name changed to the Intrepid Mid Cap Fund from Diversified Mid Cap Fund.

 ** The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

*** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 14

JPMORGAN INTREPID MID CAP FUND
(FORMERLY JPMORGAN DIVERSIFIED MID CAP FUND)(A)
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                  DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------
                                                      INCEPTION
                                                    DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
------------------------------------------------------------------------------------------------------------
  Class A                                           05/01/1992           17.23%        6.31%          11.58%
------------------------------------------------------------------------------------------------------------
  Class A*                                          05/01/1992           11.07%        5.16%          10.98%
------------------------------------------------------------------------------------------------------------
  Class B                                           09/23/1996           16.52%        5.52%          10.92%
------------------------------------------------------------------------------------------------------------
  Class B**                                         09/23/1996           11.52%        5.20%          10.92%
------------------------------------------------------------------------------------------------------------
  Class C                                           03/22/1999           16.58%        5.53%          10.76%
------------------------------------------------------------------------------------------------------------
  Class C***                                        03/22/1999           15.58%        5.53%          10.76%
------------------------------------------------------------------------------------------------------------
  Select Class                                      12/31/1983           17.55%        6.57%          11.84%
------------------------------------------------------------------------------------------------------------
  Ultra                                             02/22/2005           17.68%        6.59%          11.86%
------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                                      LIPPER MID-CAP CORE      S&P 400 MID-CAP
                                            SELECT CLASS       RUSSELL MIDCAP INDEX       FUNDS INDEX               INDEX
                                            ------------       --------------------   -------------------      ---------------
12/95                                         1000000                1000000                1000000                1000000
12/96                                         1250510                1202590                1179060                1219070
12/97                                         1599330                1615920                1441060                1524340
12/98                                         1673250                1698040                1552900                1778910
12/99                                         1850340                1696190                1990970                2063600
12/00                                         2228200                2021520                2115330                2550790
12/01                                         2127220                2068530                2011360                2467240
12/02                                         1745010                1868990                1662060                2058230
12/03                                         2277130                2580460                2270280                2937560
12/04                                         2605370                3192170                2620800                3263850
12/05                                         3062520                3595920                2868640                3795890

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data for periods prior to March 22, 1999 reflect the performance of the Pegasus Mid Cap Opportunity Fund and its predecessor. Historical performance shown for Classes B, C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. All prior class performance, except for Ultra Shares, has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, Russell Midcap Index, S&P MidCap 400 Index and the Lipper Mid-Cap Core Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Index measures the performance of 800 smallest companies of the Russell 1000 Index. The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. The benchmark index for the Fund has changed from the S&P MidCap 400 Index to the Russell Mid Cap Index in order to better represent the investment policies for comparison purposes. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

(a) Effective July 29, 2005, the fund name changed to the Intrepid Mid Cap Fund.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation and growth of income by investing primarily in equity securities,* returned 8.29% (Select Shares) over the six months ended December 31, 2005, compared to the 7.11% return of the Russell 1000 Growth Index over the same period.

WHY DID THE FUND PERFORM IN THIS WAY?
The Fund outperformed the Russell 1000 Growth Index over the six months, as positive stock selection in the media, systems hardware and consumer staples sectors added to performance. Positive contributors to performance included Google and Apple Computer. Google's stock performed well, as online search demand and international growth was strong and as investors were encouraged by earnings that continually beat Street expectations. Apple Computer continued its run, as the company reported strong profits due to sales of its iPod digital-music players and Macintosh computers.

Negative contributors to performance for the second half of 2005 included Toll Bothers and HCA. Toll Brothers, a leading builder of luxury homes, hurt performance as demand in the housing market slowed. We still believe in the stock's upside potential, as softening demand and slowing price appreciation should provide the company with opportunities to acquire land on more favorable terms. HCA, a hospital management company, experienced an increase in uninsured admissions that drove bad debt. We believe in the company's longer-term growth story, which includes increased capacity, improved volume trends and higher margins.

HOW WAS THE FUND MANAGED?
The Fund is fully invested in large-capitalization stocks, which tend to exhibit strong earnings and/or cash flow growth and strong business models; cyclical growers with favorable supply/demand characteristics; strong secular growers; and opportunistic deep value companies. The investment team focuses on owning companies that are leaders in their business segments.

FUND FACTS
Fund Inception..............................................   February 28, 1992

Fiscal Year End.............................................   June 30

Net Assets as of 12/31/2005 (In Thousands)..................   $1,512,591

Primary Benchmark...........................................   Russell 1000 Growth Index

TOP 10 EQUITY HOLDINGS OF THE
  PORTFOLIO**
 1. Procter & Gamble Co. ..........    4.1%
 2. General Electric Co. ..........    3.8%
 3. Microsoft Corp. ...............    3.3%
 4. UnitedHealth Group, Inc. ......    3.2%
 5. Google, Inc., Class A..........    3.0%
 6. Amgen, Inc. ...................    2.4%
 7. Johnson & Johnson..............    2.4%
 8. Lowe's Cos., Inc. .............    2.4%
 9. Altria Group, Inc. ............    2.3%
10. Apple Computer, Inc. ..........    2.2%

PORTFOLIO COMPOSITION**
Information Technology......................  28.1%
Health Care.................................  21.8%
Industrials.................................  12.4%
Consumer Discretionary......................  12.0%
Consumer Staples............................   9.9%
Financials..................................   6.0%
Energy......................................   4.6%
Telecommunication Services..................   2.7%
Materials...................................   2.0%
Investment Company..........................   0.7%
Investments of Cash Collateral for
  Securities on Loan........................   5.6%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 16

JPMORGAN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                               DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------
                                               INCEPTION DATE
                                                  OF CLASS           1 YEAR         5 YEAR         10 YEAR
----------------------------------------------------------------------------------------------------------
  Class A                                        02/22/1994            4.72%        (4.24)%         5.68%
----------------------------------------------------------------------------------------------------------
  Class A*                                       02/22/1994          (0.80)%        (5.27)%         5.11%
----------------------------------------------------------------------------------------------------------
  Class B                                        01/14/1994            4.07%        (4.92)%         5.08%
----------------------------------------------------------------------------------------------------------
  Class B**                                      01/14/1994          (0.93)%        (5.42)%         5.08%
----------------------------------------------------------------------------------------------------------
  Class C                                        11/04/1997            4.18%        (4.90)%         4.95%
----------------------------------------------------------------------------------------------------------
  Class C***                                     11/04/1997            3.18%        (4.90)%         4.95%
----------------------------------------------------------------------------------------------------------
  Select Class                                   02/28/1992            4.90%        (4.00)%         5.97%
----------------------------------------------------------------------------------------------------------
  Ultra                                          02/22/2005            5.12%        (3.96)%         5.99%
----------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                                                         LIPPER LARGE CAP GROWTH
                                                      SELECT CLASS          RUSSELL 1000 GROWTH INDEX          FUNDS INDEX
                                                      ------------          -------------------------    -----------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1172260                     1231220                     1205800
12/97                                                    1557530                     1606600                     1538610
12/98                                                    2253870                     2228450                     2099760
12/99                                                    2880610                     2967380                     2830690
12/00                                                    2189110                     2301980                     2273320
12/01                                                    1744360                     1831850                     1730780
12/02                                                    1249320                     1321030                     1244110
12/03                                                    1590150                     1714030                     1579680
12/04                                                    1701760                     1822010                     1697410
12/05                                                    1785080                     1917900                     1826110

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on February 28, 1992. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large Cap Growth Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities,* returned 4.14% (Select Shares) over the six months ended December 31, 2005, compared to the 5.20% return of the Russell 1000 Value Index over the same period.

WHY DID THE FUND PERFORM THIS WAY?
Stock selection in the technology sector was the largest detractor from performance over the six months. Our difficulty in technology is mainly attributable to our position in Lexmark, which detracted from performance due to weaker-than-expected earnings. Increased pricing pressures in the printer market and weak demand for printing supplies resulted in the shortfall. In addition, rising margins from sales led to increased competition and eroded the company's revenues to a greater extent than we expected. RenaissanceRe, a reinsurance provider, was also a large detractor from performance. Despite a very difficult second half of 2005 (SEC inquiry and multiple hurricanes), it remains one of the most attractive Bermuda-based reinsurers on a risk-adjusted basis, and we believe that the company will benefit from firmer pricing going forward.
On the positive side, two financial firms, CIT Group and Lazard, were top contributors to performance for the period. CIT Group was the overall top performer, as its share price rallied on the back of the company's completed share repurchase (about 5%), earnings that beat Street estimates, strong credit quality and improved margins. Also helping performance was our position in Lazard. The mergers and acquisitions (M&A) advisory firm's stock advanced after the company reported high revenue growth due to increased overall M&A activity.

HOW WAS THE FUND MANAGED?
As always, the Fund is structured to focus on stock selection as the major source of value-added. Our most significant sector mis-weightings are a continued small underweight position in utilities and an overweight in media. Utility shares have had a significant run but we think they could encounter some resistance from consumers and regulators as they attempt to push through rate hikes this winter. Our media overweight is bottom-up driven, although from a macro-perspective, we like the economic exposure without the exposure to commodity price fluctuations.
The Fund continues to have a slightly higher expected growth rate than the benchmark, with a lower price/earnings ratio. The average market capitalization also continues to be slightly above the benchmark, reflecting attractive valuations in the larger names after several years of underperforming smaller companies.

FUND FACTS
Fund Inception..............................................   March 1, 1991

Fiscal Year End.............................................   June 30

Net Assets as of 12/31/2005 (In Thousands)..................   $1,201,064

Primary Benchmark...........................................   Russell 1000 Value Index

TOP 10 EQUITY HOLDINGS OF THE
  PORTFOLIO**
 1. Citigroup, Inc. ...............    5.9%
 2. Exxon Mobil Corp. .............    5.5%
 3. Verizon Communications,
    Inc. ..........................    2.8%
 4. Bank of America Corp. .........    2.5%
 5. Freddie Mac....................    2.4%
 6. Tyco International Ltd.
    (Bermuda)......................    2.1%
 7. Pfizer, Inc. ..................    2.1%
 8. Chevron Corp. .................    2.0%
 9. Altria Group, Inc. ............    2.0%
10. Morgan Stanley.................    2.0%

PORTFOLIO COMPOSITION**
Financials.........................   34.5%
Energy.............................   13.5%
Consumer Discretionary.............   11.2%
Industrials........................    6.8%
Health Care........................    6.6%
Utilities..........................    6.1%
Telecommunication Services.........    5.3%
Information Technology.............    5.0%
Materials..........................    4.7%
Consumer Staples...................    4.6%
Investment Company.................    2.4%
Investments of Cash Collateral for
  Securities on Loan...............    5.1%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 18

JPMORGAN LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                  DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------
                                                      INCEPTION
                                                    DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
------------------------------------------------------------------------------------------------------------
  Class A                                           02/18/1992            3.79%         0.62%          7.65%
------------------------------------------------------------------------------------------------------------
  Class A*                                          02/18/1992           (1.63)%       (0.46)%         7.08%
------------------------------------------------------------------------------------------------------------
  Class B                                           01/14/1994            3.18%        (0.08)%         7.00%
------------------------------------------------------------------------------------------------------------
  Class B**                                         01/14/1994           (1.82)%       (0.49)%         7.00%
------------------------------------------------------------------------------------------------------------
  Class C                                           03/22/1999            3.22%        (0.09)%         6.86%
------------------------------------------------------------------------------------------------------------
  Class C***                                        03/22/1999            2.22%        (0.09)%         6.86%
------------------------------------------------------------------------------------------------------------
  Select Class                                      03/01/1991            4.07%         0.88%          7.90%
------------------------------------------------------------------------------------------------------------
  Ultra                                             02/22/2005            4.27%         0.92%          7.92%
------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                                                         LIPPER LARGE CAP VALUE
                                                      SELECT CLASS          RUSSELL 1000 VALUE INDEX           FUNDS INDEX
                                                      ------------          ------------------------     ----------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1199370                     1216400                     1210650
12/97                                                    1515040                     1644350                     1555290
12/98                                                    1725510                     1901350                     1838950
12/99                                                    1930640                     2041060                     2037250
12/00                                                    2047550                     2184200                     2077100
12/01                                                    1780790                     2062080                     1899020
12/02                                                    1377180                     1741960                     1525260
12/03                                                    1785430                     2265080                     1952380
12/04                                                    2055870                     2638670                     2186380
12/05                                                    2139470                     2824810                     2323150

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on March 1, 1991. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior Class C performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large Cap Value Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Market Expansion Index Fund, which seeks to provide a return that substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets as represented by a market-capitalization weighted combination of the Standard & Poor's SmallCap 600 Index and Standard & Poor's MidCap 400 Index,* returned 6.92% (Select Shares) over the six months ended December 31, 2005, compared to the 7.52% return of the S&P 1000 Index over the same period.

WHY DID THE FUND PERFORM THIS WAY?
We manage an "enhanced" index portfolio, which allows us to take small stock "bets" toward attractive stocks and away from unattractive stocks, while remaining sector- and industry-neutral. We put equal emphasis on the valuation and fundamentals of each stock we evaluate. Our balanced, quantitative stock-selection process keeps our overall portfolio performance and risk exposure within targeted benchmark guidelines. For the six-month period, our fundamentals "super-factor" was a positive influence, but our valuation "super-factor" was not. Only nine of the Fund's 20 sectors added value.

The hardware industry in the technology sector generated the best performance for the period, gaining more than 34% on strong earnings momentum and reasonable valuations. The Fund's consumer staples holdings declined more than 4% due to concerns about the potential impact of rising commodity prices on the profit margins of these companies. The Fund's health services sector added the most value to relative performance, while the retail sector detracted the most from relative performance.

HOW WAS THE FUND MANAGED?
We believe our strategy gives us an excellent opportunity to recover the Fund's expense ratio while closely tracking the market performance of mid- and small-cap stocks. We will continue to use mid-cap and small-cap futures contracts to temporarily invest cash, and any cash we do hold typically should represent no more than 1% of the portfolio.

FUND FACTS
Fund Inception..............................................  July 31, 1998

Fiscal Year End.............................................  June 30

Net Assets as of 12/31/2005 (In Thousands)..................  $636,642

Primary Benchmark...........................................  S&P 1000 Index

TOP 10 EQUITY HOLDINGS OF THE
PORTFOLIO**
 1. SanDisk Corp. .................    0.6%
 2. Peabody Energy Corp. ..........    0.6%
 3. Health Net, Inc. ..............    0.6%
 4. Lam Research Corp. ............    0.5%
 5. Western Digital Corp. .........    0.5%
 6. Legg Mason, Inc. ..............    0.5%
 7. Microchip Technology, Inc. ....    0.5%
 8. Amphenol Corp., Class A........    0.5%
 9. Dentsply International,
    Inc. ..........................    0.5%
10. Arrow Electronics, Inc. .......    0.5%


PORTFOLIO COMPOSITION**
Financials.........................   17.2%
Information Technology.............   15.4%
Consumer Discretionary.............   15.3%
Industrials........................   15.3%
Health Care........................   12.2%
Energy.............................    7.8%
Utilities..........................    6.4%
Materials..........................    5.2%
Consumer Staples...................    2.9%
Telecommunication Services.........    0.4%
Investment Company.................    1.8%
Investments of Cash Collateral for
  Securities on Loan...............   30.2%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 20

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------------
                                                INCEPTION                                           SINCE
                                              DATE OF CLASS        1 YEAR        5 YEAR           INCEPTION
--------------------------------------------------------------------------------------------------------------
  Class A                                     07/31/1998           10.76%        8.97%              10.79%
--------------------------------------------------------------------------------------------------------------
  Class A*                                    07/31/1998            4.99%        7.80%               9.99%
--------------------------------------------------------------------------------------------------------------
  Class B                                     07/31/1998           10.10%        8.18%              10.19%
--------------------------------------------------------------------------------------------------------------
  Class B**                                   07/31/1998            5.10%        7.89%              10.19%
--------------------------------------------------------------------------------------------------------------
  Class C                                     03/22/1999           10.01%        8.19%               9.95%
--------------------------------------------------------------------------------------------------------------
  Class C***                                  03/22/1999            9.01%        8.19%               9.95%
--------------------------------------------------------------------------------------------------------------
  Select Class                                07/31/1998           11.08%        9.27%              11.07%
--------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE
[LINE GRAPH]

                                                                        SELECT CLASS                      S&P 1000 INDEX
                                                                        ------------                      --------------
7/98                                                                      1000000                            1000000
12/98                                                                     1099100                            1103410
12/99                                                                     1226130                            1259070
12/00                                                                     1398960                            1458760
12/01                                                                     1421900                            1479840
12/02                                                                     1212410                            1264730
12/03                                                                     1654440                            1727730
12/04                                                                     1961780                            2045530
12/05                                                                     2179170                            2269180

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on July 31, 1998. The performance includes the performance of the Pegasus Market Expansion Index before it consolidated with the Fund on March 22, 1999. Historical performance shown for Class C Shares prior to their inception is based on the performance of Class B Shares, one of the original classes offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Index Fund and the S&P 1000 Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 1000 Index measures the performance of small and mid-sized companies in the U.S. stock market and is a combination of the S&P Mid Cap 400 Index and the S&P Small Cap 600 Index. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns that have no correlation to general domestic market performance,* returned 0.87% (Select Shares) over the six months ended December 31, 2005, compared to the 1.75% return of the Merrill Lynch 91-Day U.S. Treasury (Auction Rate) Index over the same period.

WHY DID THE FUND PERFORM IN THIS WAY?
With its strategy of taking long positions in attractive stocks, or purchasing attractive stocks, and taking short positions in unattractive stocks, or short-selling, the Fund generally attempts to offer a before-fees return that is three to five percentage points greater than the return on Treasury bills. For the six months ended December 31, 2005, our process was slightly negative on the long side and modestly positive on the short side.

The homebuilding, managed care and specialty apparel industries represented the Fund's top industry overweights. The largest industry underweights included brokerage firms, telecommunication technology companies and mid-sized regional banks. In terms of value-added, the best sector was the consumer "super-sector." The financials "super-sector" detracted the most from performance.

HOW WAS THE FUND MANAGED?
As our quantitative philosophy dictates, we do not take sector bets. Instead, we select stocks from a universe of 1,200 to 1,300 large-, mid- and small-cap names, putting equal emphasis on valuation and fundamentals. Our fundamentals driver, which measures growth characteristics, worked well during the period, but our valuation factor, which measures value characteristics, was ineffective. Overall, these two influences offset each other. We will continue to pursue our objective of generating returns that are uncorrelated to the stock and bond markets.

FUND FACTS
Fund Inception.............................................  May 23, 2003

Fiscal Year End............................................  June 30

Net Assets as of 12/31/2005 (In Thousands).................  $1,633,461

Primary Benchmark..........................................  Merrill Lynch 91-day U.S. Treasury (Auction Rate) Index

TOP 10 EQUITY LONG HOLDINGS
OF THE PORTFOLIO**
 1.  Western Digital Corp. .............    0.6%
 2.  Intuitive Surgical, Inc. ..........    0.5%
 3.  Cigna Corp. .......................    0.5%
 4.  Payless Shoesource, Inc. ..........    0.5%
 5.  Phelps Dodge Corp. ................    0.5%
 6.  Shaw Group, Inc. (The).............    0.5%
 7.  Terex Corp.........................    0.5%
 8.  United Therapeutics Corp. .........    0.5%
 9.  Eagle Materials, Inc. .............    0.5%
10.  Cephalon, Inc. ....................    0.5%

TOP 10 EQUITY SHORT HOLDINGS
OF THE PORTFOLIO**
 1.  American Tower Corp., Class A......    0.5%
 2.  Whole Foods Market, Inc. ..........    0.5%
 3.  Advanced Micro Devices, Inc. ......    0.5%
 4.  JDS Uniphase Corp. ................    0.5%
 5.  Adobe Systems, Inc. ...............    0.5%
 6.  Trinity Industries, Inc. ..........    0.5%
 7.  CNET Networks, Inc. ...............    0.5%
 8.  Jacobs Engineering Group, Inc. ....    0.5%
 9.  Janus Capital Group, Inc. .........    0.5%
10.  Millipore Corp. ...................    0.5%

PORTFOLIO COMPOSITION
LONG POSITIONS**
Information Technology..................   18.2%
Consumer Discretionary..................   16.4%
Financial...............................   12.2%
Industrials.............................   11.6%
Health Care.............................   11.2%
Energy..................................    7.8%
Consumer Staples........................    5.3%
Materials...............................    4.6%
Utilities...............................    4.6%
Investment Company......................    3.5%
Telecommunication Services..............    1.3%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 22

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

----------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                      DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                                                           INCEPTION
                                                         DATE OF CLASS         1 YEAR           SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
  Class A                                                05/23/2003              4.57 %              4.36%
----------------------------------------------------------------------------------------------------------------
  Class A*                                               05/23/2003             (0.89)%              2.24%
----------------------------------------------------------------------------------------------------------------
  Class B                                                05/23/2003              3.85 %              3.60%
----------------------------------------------------------------------------------------------------------------
  Class B**                                              05/23/2003             (1.15)%              2.50%
----------------------------------------------------------------------------------------------------------------
  Class C                                                05/23/2003              3.86 %              3.60%
----------------------------------------------------------------------------------------------------------------
  Class C***                                             05/23/2003              2.86 %              3.60%
----------------------------------------------------------------------------------------------------------------
  Select Class                                           05/23/2003              4.78 %              4.60%
----------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period and 2% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE
[LINE GRAPH]

                                                                                               MERRILL LYNCH 91-DAY U.S. TREASURY
                                                                      SELECT CLASS                    (AUCTION RATE) INDEX
                                                                      ------------             ----------------------------------
5/03                                                                    1000000                              1000000
12/03                                                                   1032530                              1006440
12/04                                                                   1073050                              1019800
12/05                                                                   1124360                              1051100

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund and the Merrill Lynch 91-Day Treasury (Auction Rate) Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 91 Day Treasury (Auction Rate) Index measures the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging-growth companies,* returned 8.51% (Select Shares) over the six months ended December 31, 2005, compared to the 8.03% return of the Russell 2000 Growth Index over the same time period.

WHY DID THE FUND PERFORM THIS WAY?
Economic data surprised on the upside, as capital expenditures and other spending in the corporate sector counterbalanced the marginally reduced growth rate of consumer spending. As a result of better-than-expected economic data, many higher inflation indicators were reported. Accordingly, the Federal Reserve
(Fed) did not slow down its hikes of the fed funds rate, with the target rate ending the year at 4.25%. Most Fed watchers believe that there will be two more hikes, but the anticipation that the end of rate hikes is nearing contributed to the late-year rally in many indexes.

The Fund outperformed its benchmark due primarily to stock selection in the financial and materials sectors. At the individual stock level, VeriFone Holdings Inc. and Brigham Exploration Co. were top contributors to performance. VeriFone Holdings Inc., a leading global provider of electronic payment technology, reported strong financial results throughout the year and has consistently raised earnings guidance. Brigham Exploration Co., which primarily explores for oil and natural gas, benefited in the second half of the year from strong oil and natural gas prices. In addition, the company announced two new discoveries, adding to its impressive operational track record in 2005.

The Fund was negatively impacted by overall stock selection in the information technology and energy sectors. Lions Gate Entertainment Corp. and Nabi Biopharmaceuticals were large detractors from performance. Lions Gate Entertainment Corp., an independent producer of motion pictures and television programming, lowered its earnings outlook due to softness in home entertainment products, direct-to-video releases and ticket sales. Shares of Nabi Biopharmaceuticals, which engages in the development and commercialization of bacterial infection products, declined after the company's experimental vaccine, StaphVax, failed Phase III clinical trials.

HOW WAS THE FUND MANAGED?
We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis.

Our aim is to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis. We also believe that a disciplined valuation process is necessary to enhance long-term returns.

FUND FACTS
Fund Inception..............................................   July 1, 1991
Fiscal Year End.............................................   June 30
Net Assets as of 12/31/2005 (In Thousands)..................   $574,477
Primary Benchmark...........................................   Russell 2000 Growth Index

TOP 10 EQUITY HOLDINGS OF THE
PORTFOLIO**
 1.  Charming Shoppes, Inc. ............    1.9%
 2.  VeriFone Holdings, Inc. ...........    1.8%
 3.  Brigham Exploration Co. ...........    1.8%
 4.  Foundation Coal Holdings, Inc. ....    1.7%
 5.  Diodes, Inc. ......................    1.5%
 6.  Hornbeck Offshore Services,
     Inc. ..............................    1.4%
 7.  Navigators Group, Inc. ............    1.4%
 8.  Marlin Business Services, Inc. ....    1.4%
 9.  Chemed Corp. ......................    1.4%
10.  Hyperion Solutions Corp. ..........    1.3%

PORTFOLIO COMPOSITION**
Information Technology..................   23.8%
Consumer Discretionary..................   20.3%
Health Care.............................   18.2%
Industrials.............................   12.0%
Financials..............................   10.2%
Energy..................................    9.9%
Materials...............................    2.5%
Telecommunication Services..............    1.3%
Consumer Staples........................    1.1%
Investment Company......................    1.0%
Investments of Cash Collateral for
  Securities on Loan....................   32.3%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 24

JPMORGAN SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                  DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------
                                                      INCEPTION
                                                    DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
------------------------------------------------------------------------------------------------------------
  Class A                                           07/01/1991            6.38%        4.83%           9.43%
------------------------------------------------------------------------------------------------------------
  Class A*                                          07/01/1991            0.78%        3.70%           8.85%
------------------------------------------------------------------------------------------------------------
  Class B                                           09/12/1994            5.75%        4.07%           8.73%
------------------------------------------------------------------------------------------------------------
  Class B**                                         09/12/1994            0.75%        3.72%           8.73%
------------------------------------------------------------------------------------------------------------
  Class C                                           11/04/1997            5.68%        4.06%           8.61%
------------------------------------------------------------------------------------------------------------
  Class C***                                        11/04/1997            4.68%        4.06%           8.61%
------------------------------------------------------------------------------------------------------------
  Select Class                                      03/26/1996            6.67%        5.09%           9.66%
------------------------------------------------------------------------------------------------------------
  Institutional Class                               02/18/2005            6.75%        5.10%           9.67%
------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                                                         LIPPER SMALL-CAP GROWTH
                                                      SELECT CLASS          RUSSELL 2000 GROWTH INDEX          FUNDS INDEX
                                                      ------------          -------------------------    -----------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1157000                     1112630                     1170430
12/97                                                    1489940                     1256660                     1302000
12/98                                                    1429740                     1272110                     1314490
12/99                                                    1809590                     1820290                     2118830
12/00                                                    1962250                     1412010                     1943770
12/01                                                    1837580                     1281710                     1691990
12/02                                                    1452720                      893838                     1224820
12/03                                                    1953220                     1327740                     1772750
12/04                                                    2357750                     1517690                     1963780
12/05                                                    2515010                     1580720                     2068490

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the JPMorgan Small Cap Growth Fund on March 26, 1996. Historical performance shown for Class C and Select Class Shares are based on the performance of Class A, the original class offered. Historical performance shown for Institutional Class Shares prior to their inception is based on the performance of Select Class Shares. Prior class performance for Class C Shares, has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth Index measures the performance of small companies in the U.S. stock market with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization stocks,* returned 5.22% (Select Shares) over the six months ended December 31, 2005, compared to the 3.78% return of the Russell 2000 Value Index over the same time period.

WHY DID THE FUND PERFORM THIS WAY?
Stock selection in the finance and media sectors positively impacted results. At the security level, a top contributor was Terex Corp., a heavy equipment manufacturer. The company's shares increased after reporting higher profits and raised guidance for future earnings based on strong demand. Another major contributor was Payless ShoeSource, a shoe retailer, whose shares increased after reporting increased profits due to improved pricing power and accelerated same-store sales.

Despite the Fund's relative outperformance, stock selection in the consumer cyclical and capital markets sectors detracted from results. Among the top detractors were American Greetings Corp., the largest U.S. greeting card company, and Borders Group Inc., a book retailer. American Greeting's shares fell after the company reported a significant decline in profits, citing continued weakness in its U.K. business and disappointing Christmas shipments of gift wrap. The company also stated that increased investment in its core card business would depress earnings in the coming fiscal year. Border's shares decreased in October after the company announced a third-quarter loss and withdrew its guidance for the remainder of the year, based on weaker-than-expected sales.

HOW WAS THE FUND MANAGED?
The Portfolio strives to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in the Portfolio within +/-1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways of reducing residual risk from a portfolio without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Portfolio are limited to +/-1% of the stock's weight in the Russell 2000 Value Index.

FUND FACTS
Fund Inception..............................................   June 30, 1972

Fiscal Year End.............................................   June 30

Net Assets as of 12/31/2005 (In Thousands)..................   $849,884

Primary Benchmark...........................................   Russell 2000 Value Index

TOP 10 EQUITY HOLDINGS OF THE
PORTFOLIO**
 1.  Payless Shoesource, Inc. ..........    1.6%
 2.  Nicor, Inc. .......................    1.3%
 3.  Greater Bay Bancorp................    1.2%
 4.  H.B. Fuller Co. ...................    1.1%
 5.  Houston Exploration Co. ...........    1.1%
 6.  Flowserve Corp. ...................    1.1%
 7.  Washington Group International,
     Inc. ..............................    1.0%
 8.  Forest Oil Corp. ..................    1.0%
 9.  UMB Financial Corp. ...............    1.0%
10.  Terex Corp. .......................    1.0%

 PORTFOLIO COMPOSITION**
 Financials.........................   31.4%
 Industrials........................   14.9%
 Consumer Discretionary.............   12.7%
 Information Technology.............   10.7%
 Materials..........................    7.0%
 Health Care........................    5.3%
 Utilities..........................    4.8%
 Energy.............................    4.6%
 Consumer Staples...................    3.1%
 Telecommunication Services.........    1.6%
 U.S. Treasury Obligations..........    0.2%
 Investment Company.................    3.6%
 Investments of Cash Collateral for
   Securities on Loan...............   28.3%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 26

JPMORGAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

---------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                               DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------
                                                   INCEPTION
                                                 DATE OF CLASS        1 YEAR        5 YEAR        10 YEAR
---------------------------------------------------------------------------------------------------------
  Class A                                        01/27/1995           6.68%         14.64%        13.36%
---------------------------------------------------------------------------------------------------------
  Class A*                                       01/27/1995           1.07%         13.41%        12.75%
---------------------------------------------------------------------------------------------------------
  Class B                                        01/27/1995           6.04%         13.82%        12.76%
---------------------------------------------------------------------------------------------------------
  Class B**                                      01/27/1995           1.04%         13.58%        12.76%
---------------------------------------------------------------------------------------------------------
  Class C                                        03/22/1999           6.01%         13.81%        12.62%
---------------------------------------------------------------------------------------------------------
  Class C***                                     03/22/1999           5.01%         13.81%        12.62%
---------------------------------------------------------------------------------------------------------
  Select Class                                   06/30/1972           6.93%         14.93%        13.71%
---------------------------------------------------------------------------------------------------------
  Ultra                                          02/22/2005           7.07%         14.96%        13.72%
---------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR FUND PERFORMANCE
[LINE GRAPH]

                                                                                                         LIPPER SMALL-CAP VALUE
                                                      SELECT CLASS          RUSSELL 2000 VALUE INDEX           FUNDS INDEX
                                                      ------------          ------------------------     ----------------------
12/95                                                    1000000                     1000000                     1000000
12/96                                                    1256270                     1213670                     1202140
12/97                                                    1640260                     1599430                     1548280
12/98                                                    1573230                     1496250                     1444440
12/99                                                    1386790                     1473990                     1471690
12/00                                                    1802060                     1810430                     1708600
12/01                                                    2278880                     2064320                     2002400
12/02                                                    2030040                     1828470                     1777960
12/03                                                    2829160                     2670070                     2623300
12/04                                                    3379590                     3264030                     3164920
12/05                                                    3613910                     3417690                     3400830

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The performance data includes the performance of the Pegasus Small Cap Opportunity Fund and its predecessors for the period before the consolidation with the Fund on March 22, 1999. Prior to January 27, 1995, the performance was that of a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on the registered mutual funds. If the common trust fund had been registered, its return may have been lower.

Historical performance shown for Class C and Ultra Shares prior to its inception is based on the performance of Select Class, the original class offered. All prior class performance, except for Ultra Shares, has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN TECHNOLOGY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
The JPMorgan Technology Fund, which seeks to provide long-term capital growth,* returned 8.94% (Select Shares) over the six months ended December 31, 2005, compared to the 10.11% return for the Goldman Sachs Technology Index over the same period.

WHY DID THE FUND PERFORM THIS WAY?
Economic data surprised on the upside, as capital expenditures and other spending in the corporate sector counterbalanced the marginally reduced growth rate of consumer spending. As a result of better-than-expected economic data, many higher inflation indicators were reported. Accordingly, the Federal Reserve
(Fed) did not slow its hikes of the fed funds rate, with the target rate ending the year at 4.25%. Most Fed watchers believe that there will be two more hikes, but the anticipation that the end of rate hikes is nearing contributed to the late-year rally in many indexes.

Stock selection in the Internet and information technology service sectors negatively impacted the Fund's performance relative to the benchmark. At the individual stock level, Cisco Systems Inc. and Intel Corp. were among the top detractors from performance. Shares of Cisco Systems, Inc., a global leader in information technology networking hardware, declined as the company lowered earnings guidance for the upcoming quarter due primarily to weaker bookings in Europe. Intel Corp., a semiconductor chip maker, experienced unfavorable results in the second half of 2005, based on sales affected by an inventory buildup, difficulty in meeting demand for chipsets and stiff competition. The company narrowed its sales forecast for the fourth quarter as a result of potential excess capacity in the industry.

The Fund was positively impacted by overall stock selection in the semiconductor and software sectors. Individual holdings, such as Google Inc. and Apple Computer Inc., were among the top contributors to performance. Google, a leading provider of global Internet search solutions, reported strong financial results, driven by its own web properties and partner sites. Apple Computer, Inc., a manufacturer and marketer of personal computers, benefited from the expansion of its iPod digital music player business lines. Sales increased as the company introduced less expensive models, flash memory-based products and video playing versions.

HOW WAS THE FUND MANAGED?
We believe the critical success factor for great technology companies is a superior business model. Specifically, we invest in technology firms that display clear signs of dominance, such as substantial market share, significant technical standards or marketing advantages, high "mind share" in the eyes of target customers, and a management team focused primarily on business execution and erecting more competitive barriers. In researching potential investments, the U.S. technology investment team closely examines each company's business model, the sustainability of the business, and the outlook for that sector of the market as a whole. We concentrate on the quality, durability and long-term competitive advantage of the companies that we consider for investment and put emphasis on the strength and depth of management.

FUND FACTS
Fund Inception ...................................  July 28, 2000
Fiscal Year End ..................................  June 30
Net Assets as of 12/31/2005 (In Thousands) .......  $24,774
Primary Benchmark ................................  Goldman Sachs Technology Index

TOP 10 EQUITY HOLDINGS OF THE PORTFOLIO**
 1. Motorola, Inc. ...............................    4.5%
 2. Corning, Inc. ................................    4.5%
 3. Texas Instruments, Inc. ......................    4.5%
 4. Google, Inc., Class A.........................    4.2%
 5. Computer Associates International, Inc. ......    4.1%
 6. Intel Corp. ..................................    4.0%
 7. Sun Microsystems, Inc. .......................    3.5%
 8. Yahoo!, Inc. .................................    2.8%
 9. QUALCOMM, Inc. ...............................    2.7%
10. EMC Corp. ....................................    2.6%

PORTFOLIO COMPOSITION**
Information Technology............................   93.8%
Consumer Discretionary............................    5.0%
Industrials.......................................    1.1%
Investments of Cash Collateral for Securities on
  Loan............................................   13.1%

--------------------------------------------------------------------------------

 * The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

** Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 28

JPMORGAN TECHNOLOGY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

---------------------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                 DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------------
                                                 INCEPTION
                                               DATE OF CLASS        1 YEAR        5 YEAR        SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
  Class A                                      07/28/2000            2.40%        (6.83)%           (13.02)%
---------------------------------------------------------------------------------------------------------------
  Class A*                                     07/28/2000           (2.90)%       (7.83)%           (13.88)%
---------------------------------------------------------------------------------------------------------------
  Class B                                      07/28/2000            1.58%        (7.51)%           (13.68)%
---------------------------------------------------------------------------------------------------------------
  Class B**                                    07/28/2000           (3.42)%       (8.07)%           (14.04)%
---------------------------------------------------------------------------------------------------------------
  Class C                                      07/28/2000            1.81%        (7.50)%           (13.65)%
---------------------------------------------------------------------------------------------------------------
  Class C***                                   07/28/2000            0.81%        (7.50)%           (13.65)%
---------------------------------------------------------------------------------------------------------------
  Select Class                                 07/28/2000            2.59%        (6.62)%           (12.82)%
---------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE
[LINE GRAPH]

                                                                            GOLDMAN SACHS TECHNOLOGY        LIPPER SCIENCE &
                                                      SELECT CLASS                    INDEX                 TECHNOLOGY INDEX
                                                      ------------          ------------------------        ----------------
7/00                                                     1000000                     1000000                     1000000
12/00                                                     669000                      617188                      675844
12/06                                                     510000                      440941                      441106
12/06                                                     320000                      263389                      258566
12/06                                                     457000                      406090                      391247
12/06                                                     463000                      417906                      407329
12/06                                                     475000                      426374                      429225

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISKS. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on July 28, 2000.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Technology Fund, the Goldman Sachs Technology Index, and the Lipper Science & Technology Index. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Goldman Sachs Technology Index measures the performance of securities covered in the technology sector. The Lipper Science & Technology Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (99.5%):
COMMON STOCKS (99.5%):
Aerospace & Defense (1.5%):
      241  Precision Castparts Corp. .....      12,463
      249  Rockwell Collins, Inc. ........      11,590
                                            ----------
                                                24,053
                                            ----------
Air Freight & Logistics (0.9%):
      387  C.H. Robinson Worldwide,
             Inc. ........................      14,327
                                            ----------
Airlines (0.9%):
      948  Southwest Airlines Co. ........      15,573
                                            ----------
Biotechnology (2.5%):
      211  Invitrogen Corp. (a) (c).......      14,091
      426  MedImmune, Inc. (a)............      14,931
      432  Protein Design Labs, Inc. (a)
             (c)..........................      12,289
                                            ----------
                                                41,311
                                            ----------
Capital Markets (3.3%):
      172  Affiliated Managers Group, Inc.
             (a) (c)......................      13,791
      485  Ameritrade Holding Corp. (a)...      11,629
      397  Federated Investors, Inc.,
             Class B......................      14,707
      200  T. Rowe Price Group, Inc. .....      14,409
                                            ----------
                                                54,536
                                            ----------
Chemicals (0.9%):
      770  Rockwood Holdings, Inc. (a)
             (c)..........................      15,187
                                            ----------
Commercial Banks (3.8%):
      668  Commerce Bancorp, Inc. (c).....      23,001
      388  East-West Bancorp, Inc. (c)....      14,153
      328  Zions Bancorp..................      24,772
                                            ----------
                                                61,926
                                            ----------
Commercial Services & Supplies (3.2%):
      263  HNI Corp. (c)..................      14,443
      908  West Corp. (a) (m).............      38,287
                                            ----------
                                                52,730
                                            ----------
Communications Equipment (0.1%):
       83  Adtran, Inc. (c)...............       2,465
                                            ----------
Computers & Peripherals (4.1%):
      502  NCR Corp. (a)..................      17,031
      469  Network Appliance, Inc. (a)....      12,666
    1,274  Seagate Technology (Cayman
             Islands) (a) (c).............      25,465
    2,873  Sun Microsystems, Inc. (a).....      12,036
                                            ----------
                                                67,198
                                            ----------
Construction & Engineering (0.8%):
      187  Jacobs Engineering Group, Inc.
             (a)..........................      12,669
                                            ----------
Consumer Finance (0.7%):
      484  AmeriCredit Corp. (a) (c)......      12,416
                                            ----------

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Diversified Financial Services (2.5%):
      403  CIT Group, Inc. ...............      20,883
      653  Lazard Ltd. (Bermuda), Class
             A............................      20,828
                                            ----------
                                                41,711
                                            ----------
Electrical Equipment (0.7%):
      280  Ametek, Inc. (c)...............      11,928
                                            ----------
Electronic Equipment & Instruments (4.3%):
      826  Amphenol Corp., Class A........      36,559
      445  Flir Systems, Inc. (a) (c).....       9,941
      680  Jabil Circuit, Inc. (a)........      25,203
                                            ----------
                                                71,703
                                            ----------
Energy Equipment & Services (6.1%):
      452  BJ Services Co. (c)............      16,575
      503  ENSCO International, Inc. .....      22,315
      453  Grant Prideco, Inc. (a) (c)....      19,993
      254  National Oilwell Varco, Inc.
             (a)..........................      15,948
      211  Noble Corp. (c)................      14,877
      248  Tidewater, Inc. (c)............      11,030
                                            ----------
                                               100,738
                                            ----------
Health Care Equipment & Supplies (1.7%):
      148  Bausch & Lomb, Inc. ...........      10,022
      319  Mentor Corp. (c)...............      14,718
       42  Millipore Corp. (a) (m)........       2,780
                                            ----------
                                                27,520
                                            ----------
Health Care Providers & Services (6.5%):
      172  Aetna, Inc. ...................      16,184
      271  Caremark Rx, Inc. (a)..........      14,022
      287  Coventry Health Care, Inc.
             (a)..........................      16,369
      450  DaVita, Inc. (a)...............      22,785
      334  LifePoint Hospitals, Inc.
             (a)..........................      12,508
      275  McKesson Corp. ................      14,195
      198  Medco Health Solutions, Inc.
             (a)..........................      11,071
                                            ----------
                                               107,134
                                            ----------
Hotels, Restaurants & Leisure (6.7%):
      204  Four Seasons Hotels, Inc.
             (Canada) (c).................      10,132
      189  Harrah's Entertainment,
             Inc. ........................      13,502
      230  Panera Bread Co., Class A (a)
             (c)..........................      15,136
      461  Royal Caribbean Cruises Ltd.
             (c)..........................      20,761
      645  Scientific Games Corp., Class A
             (a) (c)......................      17,608
      397  Sonic Corp. (a) (c)............      11,704
      165  Station Casinos, Inc. .........      11,197
      193  Wynn Resorts Ltd. (a) (c)......      10,567
                                            ----------
                                               110,607
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 30

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Household Durables (1.2%):
      305  D.R. Horton, Inc. .............      10,885
      244  Toll Brothers, Inc. (a)........       8,444
                                            ----------
                                                19,329
                                            ----------
Household Products (0.9%):
      294  Energizer Holdings, Inc. (a)...      14,616
                                            ----------
Insurance (1.9%):
      171  Everest Re Group Ltd.
             (Bermuda)....................      17,140
      494  HCC Insurance Holdings, Inc.
             (c)..........................      14,668
                                            ----------
                                                31,808
                                            ----------
Internet Software & Services (2.6%):
      858  McAfee, Inc. (a) (c)...........      23,288
      471  ValueClick, Inc. (a) (c).......       8,531
      519  VeriSign, Inc. (a).............      11,374
                                            ----------
                                                43,193
                                            ----------
IT Services (1.4%):
      668  Alliance Data Systems Corp. (a)
             (c)..........................      23,767
                                            ----------
Machinery (2.3%):
      197  Harsco Corp. ..................      13,276
      123  ITT Industries, Inc. ..........      12,611
      279  Oshkosh Truck Corp. (c)........      12,445
                                            ----------
                                                38,332
                                            ----------
Media (3.7%):
      142  Getty Images, Inc. (a).........      12,667
      196  R.H. Donnelley Corp. (a).......      12,078
      791  Regal Entertainment Group,
             Class A (c)..................      15,040
      318  Rogers Communications, Inc.
             (Canada), Class B............      13,439
      301  XM Satellite Radio Holdings,
             Inc., Class A (a) (c)........       8,204
                                            ----------
                                                61,428
                                            ----------
Metals & Mining (1.2%):
      312  Consol Energy, Inc. ...........      20,343
                                            ----------
Oil, Gas & Consumable Fuels (3.7%):
      156  EOG Resources, Inc. ...........      11,468
      252  Newfield Exploration Co. (a)...      12,620
      441  Range Resources Corp. .........      11,613
      320  Southwestern Energy Co. (a)....      11,493
      244  Talisman Energy, Inc.
             (Canada).....................      12,879
                                            ----------
                                                60,073
                                            ----------
Pharmaceuticals (3.2%):
       81  Allergan, Inc. ................       8,777
      217  Barr Pharmaceuticals, Inc.
             (a)..........................      13,542
      400  Omnicare, Inc. (c).............      22,888
      145  Sepracor, Inc. (a) (c).........       7,464
                                            ----------
                                                52,671
                                            ----------

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Road & Rail (2.9%):
    1,106  Hunt (J.B.) Transport Services,
             Inc. (c).....................      25,045
      501  Norfolk Southern Corp. ........      22,444
                                            ----------
                                                47,489
                                            ----------
Semiconductors & Semiconductor Equipment (6.9%):
      280  Broadcom Corp., Class A (a)....      13,200
      309  KLA-Tencor Corp. ..............      15,218
      554  Lam Research Corp. (a).........      19,775
      334  Linear Technology Corp. .......      12,035
      280  Marvell Technology Group Ltd.
             (Bermuda) (a)................      15,711
      730  Microchip Technology, Inc. ....      23,479
      383  Nvidia Corp. (a)...............      14,002
                                            ----------
                                               113,420
                                            ----------
Software (5.3%):
      525  Adobe Systems, Inc. ...........      19,419
      635  Citrix Systems, Inc. (a).......      18,285
      496  Computer Associates
             International, Inc. .........      13,985
    1,196  Compuware Corp. (a)............      10,731
      267  NAVTEQ Corp. (a)...............      11,731
      391  Salesforce.com, Inc. (a) (c)...      12,519
                                            ----------
                                                86,670
                                            ----------
Specialty Retail (7.7%):
      195  AnnTaylor Stores Corp. (a)
             (c)..........................       6,735
      623  Bed Bath & Beyond, Inc. (a)....      22,538
      968  Circuit City Stores, Inc. .....      21,875
      441  Men's Wearhouse, Inc. (a)
             (c)..........................      12,976
      794  Ross Stores, Inc. (c)..........      22,935
      567  Sherwin-Williams Co. (The).....      25,755
      273  Weight Watchers International,
             Inc. (a) (c).................      13,477
                                            ----------
                                               126,291
                                            ----------
Textiles, Apparel & Luxury Goods (1.5%):
      449  Polo Ralph Lauren Corp. .......      25,221
                                            ----------
Trading Companies & Distributors (0.9%):
      397  Fastenal Co. (c)...............      15,549
                                            ----------
Wireless Telecommunication Services (1.0%):
      366  NII Holdings, Inc. (a).........      15,967
                                            ----------
  Total Common Stocks
    (Cost $1,355,057)                        1,641,899
                                            ----------
SHORT-TERM INVESTMENT (0.7%):
Investment Company (0.7%):
   10,593  JPMorgan Liquid Assets Money
             Market Fund (b) (m) (Cost
             $10,593).....................      10,593
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
(15.9%)
Certificates of Deposit (1.5%):
    4,998  Bank of New York, FRN, 4.30%,
             05/02/08.....................       4,998
    9,997  Sun Trust Bank, Atlanta, FRN,
             4.39%, 06/28/07..............       9,997
   10,000  Wells Fargo Bank San Francisco,
             FRN, 4.30%, 12/01/06.........      10,000
                                            ----------
                                                24,995
                                            ----------
Commercial Paper (0.3%):
    4,964  ASAP Funding Ltd., FRN, 4.38%,
             02/03/06.....................       4,964
                                            ----------
Corporate Notes (5.7%):
    2,000  Allstate Life Global Funding,
             FRN, 4.37%, 01/30/07.........       2,000
   10,000  Bank of America, FRN, 4.31%,
             11/07/06.....................      10,000
   10,000  CDC Financial Products, Inc.,
             FRN, 4.35%, 01/30/06.........      10,000
   10,000  Citigroup Global Markets, Inc.,
             FRN, 4.32%, 01/06/06.........      10,000
   10,012  General Electric Capital Corp.,
             FRN, 4.30%, 05/12/06.........      10,012
   10,000  Goldman Sachs Group, Inc., FRN,
             4.41%, 12/28/07..............      10,000
   10,001  K2 (USA) LLC, FRN, 4.35%,
             02/15/06.....................      10,001
    5,000  Morgan Stanley & Co. Inc., FRN,
             4.43%, 01/02/07..............       5,000
   10,076  Pricoa Global Funding I, FRN,
             4.23%, 10/05/06..............      10,076
   10,000  Wachovia Bank N.A., FRN, 4.30%,
             10/02/06.....................      10,000
    7,500  World Savings Bank FSB, FRN,
             4.43%, 06/20/08..............       7,500
                                            ----------
                                                94,589
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements (8.4%):
   15,120  Bank of America Securities LLC,
             FRN, 4.26%, dated 12/30/05,
             due 01/03/06, repurchase
             price $15,127, collateralized
             by U.S. Agency Mortgages.....      15,120
   23,000  Lehman Brothers, Inc., FRN,
             4.37%,dated 12/30/05, due
             01/03/06, repurchase price
             $23,008, collateralized by
             common stocks................      23,000
   50,000  Morgan Stanley & Co., Inc.,
             FRN, 4.27%, dated 12/30/05,
             due 01/03/06, repurchase
             price $50,018, collateralized
             by U.S. Agency Mortgages.....      50,000
   50,000  UBS Securities LLC, 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $50,018,
             collateralized by U.S. Agency
             Mortgages....................      50,000
                                            ----------
                                               138,120
                                            ----------
  Total Investments of Cash Collateral for
    Securities Loaned (Cost $262,668)          262,668
                                            ----------
TOTAL INVESTMENTS (116.1%)
  (COST $1,628,318)                          1,915,160
LIABILITIES IN EXCESS OF OTHER ASSETS
  (16.1%)                                     (265,678)
                                            ----------
NET ASSETS (100.0%)                         $1,649,482
                                            ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 32

JPMORGAN DIVERSIFIED MID CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES                     SECURITY DESCRIPTION                     VALUE($)
---------  -------------------------------------------------------  ----------
LONG-TERM INVESTMENTS (99.6%):
COMMON STOCKS (99.6%):
Aerospace & Defense (1.2%):
      115  Alliant Techsystems, Inc. (a) (c)......................       8,736
       76  L-3 Communications Holdings, Inc. .....................       5,636
                                                                    ----------
                                                                        14,372
                                                                    ----------
Auto Components (0.7%):
       70  BorgWarner, Inc. (c)...................................       4,220
      143  Lear Corp. (c).........................................       4,055
                                                                    ----------
                                                                         8,275
                                                                    ----------
Beverages (1.9%):
      137  Brown-Forman Corp., Class B............................       9,483
      479  Constellation Brands, Inc., Class A (a)................      12,569
                                                                    ----------
                                                                        22,052
                                                                    ----------
Building Products (0.7%):
      194  American Standard Cos., Inc. ..........................       7,750
                                                                    ----------
Capital Markets (2.3%):
       39  Bear Stearns Cos., Inc. (The)..........................       4,529
      413  E*Trade Financial Corp. (a)............................       8,609
       36  Legg Mason, Inc. ......................................       4,356
      170  Northern Trust Corp. ..................................       8,794
                                                                    ----------
                                                                        26,288
                                                                    ----------
Chemicals (4.1%):
      203  Albemarle Corp. (c)....................................       7,789
      149  Ashland, Inc. .........................................       8,638
      103  Engelhard Corp. .......................................       3,096
      182  Lubrizol Corp. ........................................       7,900
      102  PPG Industries, Inc. ..................................       5,906
      257  RPM International, Inc. (c)............................       4,467
      150  Sigma-Aldrich Corp. (c)................................       9,462
                                                                    ----------
                                                                        47,258
                                                                    ----------
Commercial Banks (6.8%):
      314  Compass Bancshares, Inc. ..............................      15,163
      160  Cullen/Frost Bankers, Inc. ............................       8,584
       80  M&T Bank Corp. ........................................       8,691
      236  Mercantile Bankshares Corp. (c)........................      13,314
      375  North Fork Bancorp, Inc. ..............................      10,264
      273  TCF Financial Corp. ...................................       7,417
      148  TD Banknorth, Inc. (c).................................       4,294
      157  Zions Bancorp..........................................      11,893
                                                                    ----------
                                                                        79,620
                                                                    ----------
Commercial Services & Supplies (1.0%):
      134  Pitney Bowes, Inc. ....................................       5,649
      159  Republic Services, Inc. ...............................       5,959
                                                                    ----------
                                                                        11,608
                                                                    ----------
Computers & Peripherals (1.0%):
      336  NCR Corp. (a)..........................................      11,414
                                                                    ----------

 SHARES                     SECURITY DESCRIPTION                     VALUE($)
---------  -------------------------------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Construction Materials (1.2%):
       92  Florida Rock Industries, Inc. (c)......................       4,506
      138  Vulcan Materials Co. ..................................       9,370
                                                                    ----------
                                                                        13,876
                                                                    ----------
Containers & Packaging (1.3%):
      255  Ball Corp. ............................................      10,133
      239  Pactiv Corp. (a).......................................       5,247
                                                                    ----------
                                                                        15,380
                                                                    ----------
Diversified Financial Services (0.8%):
      202  Principal Financial Group..............................       9,557
                                                                    ----------
Diversified Telecommunication Services (2.1%):
      205  Alltel Corp. ..........................................      12,917
      366  CenturyTel, Inc. ......................................      12,143
                                                                    ----------
                                                                        25,060
                                                                    ----------
Electric Utilities (5.4%):
       96  Allete, Inc. (c).......................................       4,230
      277  American Electric Power Co., Inc. .....................      10,285
      147  Black Hills Corp. (c)..................................       5,098
      397  DPL, Inc. .............................................      10,326
      266  PG&E Corp. (c).........................................       9,889
      450  PPL Corp. .............................................      13,218
      457  Westar Energy, Inc. (c)................................       9,834
                                                                    ----------
                                                                        62,880
                                                                    ----------
Electrical Equipment (1.5%):
      207  Ametek, Inc. (c).......................................       8,819
      114  Cooper Industries Ltd. (Bermuda), Class A..............       8,329
                                                                    ----------
                                                                        17,148
                                                                    ----------
Electronic Equipment & Instruments (0.9%):
      342  Arrow Electronics, Inc. (a)............................      10,961
                                                                    ----------
Energy Equipment & Services (1.1%):
      176  Cal Dive International, Inc. (a) (c)...................       6,302
      128  Unit Corp. (a) (c).....................................       7,050
                                                                    ----------
                                                                        13,352
                                                                    ----------
Food Products (2.5%):
      306  Dean Foods Co. (a).....................................      11,528
      441  Del Monte Foods Co. (a)................................       4,600
      125  Hershey Foods Corp. (m)................................       6,884
      193  Hormel Foods Corp. ....................................       6,320
                                                                    ----------
                                                                        29,332
                                                                    ----------
Gas Utilities (1.6%):
      376  AGL Resources, Inc. ...................................      13,078
      268  UGI Corp. .............................................       5,527
                                                                    ----------
                                                                        18,605
                                                                    ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN DIVERSIFIED MID CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES                     SECURITY DESCRIPTION                     VALUE($)
---------  -------------------------------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Health Care Providers & Services (2.7%):
      320  Coventry Health Care, Inc. (a).........................      18,224
      181  Manor Care, Inc. (c)...................................       7,187
      116  Quest Diagnostics, Inc. ...............................       5,977
                                                                    ----------
                                                                        31,388
                                                                    ----------
Hotels, Restaurants & Leisure (4.1%):
      338  Applebees International, Inc. (c)......................       7,624
      543  Hilton Hotels Corp. ...................................      13,094
      215  International Game Technology..........................       6,630
       98  Las Vegas Sands Corp. (a) (c)..........................       3,876
      251  Outback Steakhouse, Inc. ..............................      10,457
       88  Station Casinos, Inc. (c)..............................       5,973
                                                                    ----------
                                                                        47,654
                                                                    ----------
Household Durables (2.3%):
       91  Centex Corp. (c).......................................       6,491
      126  Fortune Brands, Inc. ..................................       9,846
      118  Lennar Corp., Class A..................................       7,176
       41  Mohawk Industries, Inc. (a)............................       3,523
                                                                    ----------
                                                                        27,036
                                                                    ----------
Household Products (0.6%):
      132  Clorox Co. ............................................       7,504
                                                                    ----------
Industrial Conglomerates (1.2%):
      138  Carlisle Cos., Inc. (c)................................       9,522
       86  Walter Industries, Inc. (c)............................       4,251
                                                                    ----------
                                                                        13,773
                                                                    ----------
Insurance (7.1%):
      333  Assurant, Inc. ........................................      14,469
      208  Cincinnati Financial Corp. ............................       9,291
       73  Everest Re Group Ltd. (Bermuda)........................       7,336
      259  Fidelity National Financial, Inc. .....................       9,545
      193  Genworth Financial, Inc., Class A......................       6,657
      171  IPC Holdings Ltd. (Bermuda) (c)........................       4,671
      666  Old Republic International Corp. ......................      17,493
      186  Protective Life Corp. .................................       8,128
      136  Willis Group Holdings Ltd. (Bermuda)...................       5,005
                                                                    ----------
                                                                        82,595
                                                                    ----------
IT Services (0.6%):
      121  Affiliated Computer Services, Inc., Class A (a)........       7,161
                                                                    ----------
Machinery (1.8%):
      214  Crane Co. .............................................       7,551
      147  Dover Corp. ...........................................       5,952
      113  Harsco Corp. (c).......................................       7,595
                                                                    ----------
                                                                        21,098
                                                                    ----------
Media (4.2%):
      429  Belo Corp., Class A (c)................................       9,174
      153  Clear Channel Outdoor Holdings, Inc. (a)...............       3,076
      298  Dex Media, Inc. .......................................       8,076
       90  E.W. Scripps Co., Class A..............................       4,341

 SHARES                     SECURITY DESCRIPTION                     VALUE($)
---------  -------------------------------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Media, continued:
      286  Interactive Data Corp. (a) (c).........................       6,491
       95  Knight Ridder, Inc. (c)................................       6,013
      600  Regal Entertainment Group, Class A (c).................      11,406
                                                                    ----------
                                                                        48,577
                                                                    ----------
Multi-Utilities (3.5%):
      175  Energen Corp. .........................................       6,341
      357  Energy East Corp. .....................................       8,135
      228  MDU Resources Group, Inc. (c)..........................       7,472
      205  Oneok, Inc. (c)........................................       5,454
       47  Questar Corp. .........................................       3,520
      248  SCANA Corp. ...........................................       9,747
                                                                    ----------
                                                                        40,669
                                                                    ----------
Multiline Retail (1.8%):
      412  Family Dollar Stores, Inc. (c).........................      10,224
       89  Federated Department Stores, Inc. .....................       5,933
      219  Tuesday Morning Corp. (c)..............................       4,577
                                                                    ----------
                                                                        20,734
                                                                    ----------
Office Electronics (0.9%):
      716  Xerox Corp. (a)........................................      10,484
                                                                    ----------
Oil, Gas & Consumable Fuels (5.7%):
      108  Burlington Resources, Inc. ............................       9,318
      141  Consol Energy, Inc. ...................................       9,158
      151  Devon Energy Corp. ....................................       9,421
      184  Kinder Morgan, Inc. ...................................      16,891
       99  Marathon Oil Corp. ....................................       6,039
      188  Newfield Exploration Co. (a)...........................       9,433
      128  Pioneer Natural Resources Co. .........................       6,573
                                                                    ----------
                                                                        66,833
                                                                    ----------
Paper & Forest Products (0.4%):
      151  MeadWestvaco Corp. ....................................       4,227
                                                                    ----------
Personal Products (0.7%):
      237  Estee Lauder Cos., Inc.
             (The), Class A.......................................       7,918
                                                                    ----------
Pharmaceuticals (0.8%):
      162  Omnicare, Inc. (c).....................................       9,287
                                                                    ----------
Real Estate (7.7%):
      208  AMB Property Corp. REIT................................      10,223
      364  American Financial Realty Trust REIT (c)...............       4,368
       76  AvalonBay Communities, Inc. REIT.......................       6,783
       86  Boston Properties, Inc. REIT...........................       6,338
      214  Brookfield Properties Co. (Canada).....................       6,306
      392  Cousins Properties, Inc. REIT..........................      11,099
      153  iStar Financial, Inc. REIT.............................       5,458
      198  Kimco Realty Corp. REIT................................       6,342
      253  Liberty Property Trust, REIT (c).......................      10,829
      133  PS Business Park Inc., Class A
             REIT (c).............................................       6,524


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 34

JPMORGAN DIVERSIFIED MID CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES                     SECURITY DESCRIPTION                     VALUE($)
---------  -------------------------------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Real Estate, continued:
      227  Rayonier, Inc., REIT...................................       9,028
      281  United Dominion Realty Trust, Inc.
             REIT.................................................       6,594
                                                                    ----------
                                                                        89,892
                                                                    ----------
Software (1.2%):
      298  Computer Associates International, Inc. ...............       8,393
      287  Take-Two Interactive Software, Inc. (a) (c)............       5,078
                                                                    ----------
                                                                        13,471
                                                                    ----------
Specialty Retail (6.4%):
      300  American Eagle Outfitters, Inc. (c)....................       6,899
      455  Autonation, Inc. (a)...................................       9,878
      141  AutoZone, Inc. (a).....................................      12,974
      684  Limited Brands, Inc. ..................................      15,296
      148  Sherwin-Williams Co. (The).............................       6,718
      192  Tiffany & Co. .........................................       7,344
      686  TJX Cos., Inc. ........................................      15,945
                                                                    ----------
                                                                        75,054
                                                                    ----------
Textiles, Apparel & Luxury Goods (2.2%):
      168  Columbia Sportswear Co. (a) (c)........................       7,995
      324  V.F. Corp. ............................................      17,919
                                                                    ----------
                                                                        25,914
                                                                    ----------
Thrifts & Mortgage Finance (4.5%):
      219  Golden West Financial Corp. ...........................      14,467
      630  Hudson City Bancorp, Inc. .............................       7,632
      184  Independence Community Bank Corp. .....................       7,291
      144  MGIC Investment Corp. .................................       9,458
      111  Radian Group, Inc. (c).................................       6,474
      314  Sovereign Bancorp, Inc. ...............................       6,794
                                                                    ----------
                                                                        52,116
                                                                    ----------
Trading Companies & Distributors (0.4%):
      137  Hughes Supply, Inc. (c)................................       4,904
                                                                    ----------
Wireless Telecommunication Services (0.7%):
      222  Telephone & Data Systems, Inc. (c).....................       7,817
                                                                    ----------
  Total Common Stocks
    (Cost $948,064)                                                  1,160,894
                                                                    ----------
SHORT-TERM INVESTMENT (0.7%):
Investment Company (0.7%):
    8,652  JPMorgan Liquid Assets Money Market Fund (b) (m)
             (Cost $8,652)........................................       8,652
                                                                    ----------

PRINCIPAL
AMOUNT($)                   SECURITY DESCRIPTION                     VALUE($)
---------  -------------------------------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (15.6%):
Certificates of Deposit (1.3%):
   11,000  Wells Fargo Bank San Francisco, FRN, 4.30%, 12/01/06...      11,000
    3,278  World Savings Bank FSB, FRN, 4.49%, 09/15/06...........       3,278
                                                                    ----------
                                                                        14,278
                                                                    ----------
Commercial Paper (0.4%):
    4,964  Trusts ASAP Funding Ltd., FRN, 4.38%, 02/03/06.........       4,964
                                                                    ----------
Corporate Notes (5.5%):
    2,000  Allstate Life Global Funding, FRN, 4.37%, 01/30/07.....       2,000
   10,000  Bank of America, FRN, 4.31%, 11/07/06..................      10,000
    5,000  CDC Financial Products, Inc., FRN, 4.35%, 01/30/06.....       5,000
    1,311  Citigroup Global Markets Holdings, Inc., FRN, 4.59%,
             12/12/06.............................................       1,311
    9,700  Citigroup Global Markets, Inc., FRN, 4.32%, 01/06/06...       9,700
    7,509  General Electric Capital Corp., FRN, 4.30%, 05/12/06...       7,509
    5,000  Goldman Sachs Group, Inc., FRN, 4.41%, 12/28/07........       5,000
    4,587  Greenwich Capital Holdings, Inc., FRN, 4.89%,
             07/09/07.............................................       4,587
    1,966  HBOS Treasury Services, plc., FRN, 4.31%, 01/30/07.....       1,966
      983  MBIA Global Funding LLC, FRN, 4.48%, 01/26/07..........         983
    5,000  Morgan Stanley, FRN, 4.43%, 01/02/07...................       5,000
   10,075  Pricoa Global Funding I, FRN, 4.23%, 10/05/06..........      10,075
    1,310  Sigma Finance, Inc., FRN, 4.41%, 02/27/06..............       1,310
                                                                    ----------
                                                                        64,441
                                                                    ----------
Repurchase Agreements (8.4%):
   27,261  Bank of America Securities LLC, 4.26%, dated 12/30/05, due 01/03/06, repurchase price $27,274,
             collateralized by U.S. Government Agency Mortgages...      27,261
   11,000  Lehman Brothers, Inc., 4.37%, dated 12/30/05, due
             01/03/06, repurchase price $11,005, collateralized by
             common stocks........................................      11,000
   30,000  Morgan Stanley & Co., Inc., 4.27%,dated 12/30/05, due
             01/03/06, repurchase price $30,014, collateralized by
             U.S. Government Agency Mortgages.....................      30,000


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN DIVERSIFIED MID CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)                   SECURITY DESCRIPTION                     VALUE($)
---------  -------------------------------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN, CONTINUED:
Repurchase Agreements, continued:
   30,000  UBS Securities LLC, 4.26%, dated 12/30/05, due
             01/03/06, repurchase price $30,014, collateralized by
             U.S. Government Agency Mortgages.....................      30,000
                                                                    ----------
                                                                        98,261
                                                                    ----------
  Total Investments of Cash Collateral for Securities on Loan
    (Cost $181,944)                                                    181,944
                                                                    ----------
TOTAL INVESTMENTS (115.9%)
  (COST $1,138,660)                                                  1,351,490
LIABILITIES IN EXCESS OF OTHER ASSETS (15.9%)                         (185,544)
                                                                    ----------
NET ASSETS (100.0%)                                                 $1,165,946
                                                                    ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 36

JPMORGAN EQUITY INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  --------
LONG-TERM INVESTMENTS (98.3%):
COMMON STOCKS (96.2%):
Aerospace & Defense (1.1%):
       77  United Technologies Corp. .......  $  4,327
                                              --------
Beverages (3.2%):
      100  Anheuser-Busch Cos., Inc. .......     4,309
      214  Coca-Cola Co. (The)..............     8,642
                                              --------
                                                12,951
                                              --------
Capital Markets (2.8%):
      156  Bank of New York Co., Inc.
             (The)..........................     4,981
      100  Morgan Stanley...................     5,697
                                              --------
                                                10,678
                                              --------
Chemicals (2.7%):
       68  Air Products & Chemicals,
             Inc. ..........................     4,049
       90  Dow Chemical Co. (The)...........     3,952
       41  PPG Industries, Inc. ............     2,380
                                              --------
                                                10,381
                                              --------
Commercial Banks (13.4%):
      253  Bank of America Corp. ...........    11,666
      110  Compass Bancshares, Inc. ........     5,322
       73  Fifth Third Bancorp..............     2,742
      198  North Fork Bancorp, Inc. ........     5,417
       60  SunTrust Banks, Inc. ............     4,395
      124  TCF Financial Corp. .............     3,355
      306  U.S. Bancorp.....................     9,134
      155  Wells Fargo & Co. ...............     9,707
                                              --------
                                                51,738
                                              --------
Commercial Services & Supplies (2.0%):
      200  Cendant Corp. ...................     3,447
      101  Pitney Bowes, Inc. ..............     4,280
                                              --------
                                                 7,727
                                              --------
Construction Materials (1.5%):
       41  Cemex S.A. de C.V. (Mexico)
             ADR............................     2,433
       53  Vulcan Materials Co. ............     3,577
                                              --------
                                                 6,010
                                              --------
Consumer Finance (1.8%):
      253  MBNA Corp. ......................     6,880
                                              --------
Containers & Packaging (1.1%):
       93  Temple-Inland, Inc. .............     4,191
                                              --------
Diversified Financial Services (2.4%):
      191  Citigroup, Inc. .................     9,269
                                              --------
Diversified Telecommunication Services (5.2%):
      121  Alltel Corp. ....................     7,662
      181  AT&T, Inc. (m)...................     4,430
      152  Consolidated Communications
             Holdings, Inc. ................     1,971
      204  Verizon Communications, Inc. ....     6,132
                                              --------
                                                20,195
                                              --------

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Electric Utilities (2.7%):
       54  American Electric Power Co.,
             Inc. ..........................     1,999
       21  ITC Holdings Corp. (c)...........       579
      130  Northeast Utilities..............     2,564
       84  PG&E Corp. ......................     3,129
       43  TXU Corp. .......................     2,148
                                              --------
                                                10,419
                                              --------
Electrical Equipment (1.0%):
       54  Emerson Electric Co. ............     4,041
                                              --------
Food Products (2.1%):
       40  General Mills, Inc. .............     1,968
      123  HJ Heinz Co. ....................     4,151
       43  Kellogg Co. .....................     1,845
                                              --------
                                                 7,964
                                              --------
Gas Utilities (2.7%):
      297  AGL Resources, Inc. .............    10,321
                                              --------
Hotels, Restaurants & Leisure (1.0%):
       54  Harrah's Entertainment, Inc. ....     3,828
                                              --------
Household Products (0.9%):
       59  Clorox Co. ......................     3,374
                                              --------
Industrial Conglomerates (4.4%):
      483  General Electric Co. ............    16,933
                                              --------
Insurance (5.7%):
       82  Allstate Corp. (The).............     4,434
      126  Chubb Corp. .....................    12,323
       89  IPC Holdings Ltd. (Bermuda)
             (c)............................     2,434
      111  Old Republic International
             Corp. .........................     2,920
                                              --------
                                                22,111
                                              --------
Machinery (0.6%):
       36  Eaton Corp. .....................     2,415
                                              --------
Marine (0.9%):
      170  Seaspan Corp. (China)............     3,361
                                              --------
Media (4.6%):
       75  Citadel Broadcasting Corp. (c)...     1,002
      115  Clear Channel Communications,
             Inc. ..........................     3,620
      457  Regal Entertainment Group, Class
             A (c)..........................     8,690
      261  Westwood One, Inc. ..............     4,251
                                              --------
                                                17,563
                                              --------
Oil, Gas & Consumable Fuels (7.8%):
      121  Chevron Corp. ...................     6,884
       74  ConocoPhillips...................     4,288
      226  Exxon Mobil Corp. ...............    12,672
       37  Kinder Morgan, Inc. .............     3,402
       47  Royal Dutch Shell plc............     2,859
                                              --------
                                                30,105
                                              --------
Paper & Forest Products (1.1%):
      159  MeadWestvaco Corp. ..............     4,446
                                              --------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Pharmaceuticals (5.4%):
       52  Eli Lilly & Co. .................     2,965
      148  Johnson & Johnson................     8,877
      168  Pfizer, Inc. ....................     3,923
      110  Wyeth............................     5,086
                                              --------
                                                20,851
                                              --------
Real Estate (5.4%):
      106  Global Signal, Inc. REIT (c).....     4,562
       92  iStar Financial, Inc. REIT.......     3,273
       41  Public Storage, Inc. REIT........     2,783
       99  Rayonier, Inc., REIT (c).........     3,954
       70  Regency Centers Corp. REIT (c)...     4,103
       81  W.P. Carey & Co. LLC (c).........     2,057
                                              --------
                                                20,732
                                              --------
Specialty Retail (1.5%):
      259  Limited Brands, Inc. ............     5,780
                                              --------
Textiles, Apparel & Luxury Goods (2.8%):
      196  V.F. Corp. ......................    10,836
                                              --------
Thrifts & Mortgage Finance (4.7%):
      156  Freddie Mac......................    10,201
      193  New York Community Bancorp, Inc.
             (c)............................     3,184
      106  Washington Mutual, Inc. .........     4,620
                                              --------
                                                18,005
                                              --------
Tobacco (3.0%):
       54  Altria Group, Inc. ..............     4,065
      172  Loews Corp. -- Carolina Group....     7,548
                                              --------
                                                11,613
                                              --------
Wireless Telecommunication Services (0.7%):
      102  BellSouth Corp. .................     2,775
                                              --------
  Total Common Stocks
    (Cost $266,895)                            371,820
                                              --------
CONVERTIBLE BOND (0.6%):
Media (0.6%):
    3,000  Liberty Media Corp. (a) (Cost
             $2,898)........................     2,261
                                              --------
CONVERTIBLE PREFERRED STOCKS (1.5%):
Health Care Equipment & Supplies (0.7%):
       50  Baxter International, Inc. (a)...     2,687
                                              --------
Media (0.8%):
       40  Tribune Co. (a)..................     2,995
                                              --------
  Total Convertible Preferred Stocks
    (Cost $5,912)                                5,682
                                              --------
  Total Long-Term Investments
    (Cost $275,705)                            379,763
                                              --------

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  --------
SHORT-TERM INVESTMENT (2.2%):
Investment Company (2.2%):
    8,422  JPMorgan Liquid Assets Money
             Market Fund (b) (m) (Cost
             $8,422)........................     8,422
                                              --------

PRINCIPAL
AMOUNT($)
---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
(5.4%):
Certificate of Deposit (0.4%):
      374  World Savings Bank FSB, FRN,
             4.49%, 09/15/06................       374
    1,200  Wells Fargo Bank San Francisco,
             4.30%, 01/27/06................     1,200
                                              --------
                                                 1,574
                                              --------
Corporate Notes (1.4%):
    1,000  Bank of America, FRN, 4.31%,
             11/07/06.......................     1,000
    1,000  CDC Financial Products Inc., FRN,
             4.35%, 01/30/06................     1,000
      150  Citigroup Global Markets
             Holdings, Inc., FRN 4.59%,
             12/12/06.......................       150
    1,100  Citigroup Global Markets Inc.,
             FRN, 4.32%, 01/06/06...........     1,100
      523  Greenwich Capital Holdings, Inc.,
             FRN, 4.89%, 07/09/07...........       523
      235  HBOS Treasury Services plc, FRN,
             4.31%, 01/30/07................       235
    1,003  Links Finance LLC, FRN, 4.29%,
             10/06/06.......................     1,003
      118  MBIA Global Funding LLC, FRN,
             4.48%, 01/26/07................       118
      149  Sigma Finance, Inc., FRN, 4.41%,
             02/27/06.......................       149
                                              --------
                                                 5,278
                                              --------
Repurchase Agreements (3.6%):
    3,058  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             01/03/06, repurchase price
             $3,059, collateralized by U.S.
             Government Agency Securities...     3,058
    4,000  Lehman Brothers, Inc., 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $4,002,
             collateralized by U.S.
             Government Agency Securities...     4,000


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 38

JPMORGAN EQUITY INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  --------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreements, continued:
    3,000  Morgan Stanley & Co., Inc.,
             4.27%, dated 12/30/05, due
             01/03/06, repurchase price
             $3,001, collateralized by U.S.
             Government Agency Securities...     3,000
    4,000  UBS Securities LLC, 4.26%, dated
             12/30/05, due 01/03/06,
             repurchase price $4,002,
             collateralized by U.S.
             Government Agency Securities...     4,000
                                              --------
                                                14,058
                                              --------
  Total Investments of Cash Collateral for
    Securities on Loan (Cost $20,910)           20,910
                                              --------
TOTAL INVESTMENTS (105.9%)
  (COST $305,037)                              409,095
LIABILITIES IN EXCESS OF OTHER ASSETS (5.9)%   (22,704)
                                              --------
NET ASSETS (100.0%)                           $386,391
                                              ========

------------
Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (99.3%):
COMMON STOCKS (99.3%)
Aerospace & Defense (2.2%):
      134  Boeing Co. ....................       9,440
       34  General Dynamics Corp. ........       3,822
       20  Goodrich Corp. ................         841
      140  Honeywell International,
             Inc. ........................       5,226
       20  L-3 Communications Holdings,
             Inc. (c).....................       1,487
       60  Lockheed Martin Corp. .........       3,788
       59  Northrop Grumman Corp. ........       3,556
       74  Raytheon Co. ..................       2,986
       29  Rockwell Collins, Inc. ........       1,337
      170  United Technologies Corp. .....       9,482
                                            ----------
                                                41,965
                                            ----------
Air Freight & Logistics (1.0%):
       50  FedEx Corp. ...................       5,216
       11  Ryder System, Inc. (c).........         438
      184  United Parcel Service, Inc.,
             Class B (c)..................      13,807
                                            ----------
                                                19,461
                                            ----------
Airlines (0.1%):
      116  Southwest Airlines Co. ........       1,908
                                            ----------
Auto Components (0.2%):
       10  Cooper Tire & Rubber Co. (c)...         157
       25  Dana Corp. (c).................         180
       29  Goodyear Tire & Rubber Co.
             (The) (a) (c)................         510
       32  Johnson Controls, Inc. ........       2,342
                                            ----------
                                                 3,189
                                            ----------
Automobiles (0.3%):
      309  Ford Motor Co. (c).............       2,388
       94  General Motors Corp. (c).......       1,828
       46  Harley-Davidson, Inc. (c)......       2,354
                                            ----------
                                                 6,570
                                            ----------
Beverages (2.1%):
      129  Anheuser-Busch Cos., Inc. .....       5,552
       14  Brown-Forman Corp., Class B
             (c)..........................         959
      345  Coca-Cola Co. (The)............      13,891
       50  Coca-Cola Enterprises, Inc. ...         967
       33  Constellation Brands, Inc.,
             Class A (a)..................         859
        9  Molson Coors Brewing Co., Class
             B (c)........................         630
       23  Pepsi Bottling Group, Inc. ....         653
      276  PepsiCo, Inc. .................      16,320
                                            ----------
                                                39,831
                                            ----------
Biotechnology (1.5%):
      205  Amgen, Inc. (a)................      16,205
       31  Applera Corp.-Applied
             Biosystems Group (c).........         831

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Biotechnology, continued:
       57  Biogen Idec, Inc. (a)..........       2,561
       18  Chiron Corp. (a)...............         810
       43  Genzyme Corp. (a)..............       3,043
       76  Gilead Sciences, Inc. (a)......       4,012
       41  MedImmune, Inc. (a)............       1,435
                                            ----------
                                                28,897
                                            ----------
Building Products (0.2%):
       30  American Standard Cos.,
             Inc. ........................       1,216
       71  Masco Corp. ...................       2,130
                                            ----------
                                                 3,346
                                            ----------
Capital Markets (3.1%):
      128  Bank of New York Co., Inc.
             (The)........................       4,084
       19  Bear Stearns Cos., Inc.
             (The)........................       2,180
      172  Charles Schwab Corp. (The).....       2,519
       68  E*Trade Financial Corp. (a)....       1,421
       14  Federated Investors, Inc.,
             Class B (c)..................         522
       25  Franklin Resources, Inc. ......       2,323
       75  Goldman Sachs Group, Inc. .....       9,585
       36  Janus Capital Group, Inc.
             (c)..........................         669
       45  Lehman Brothers Holdings,
             Inc. ........................       5,717
       70  Mellon Financial Corp. ........       2,384
      153  Merrill Lynch & Co., Inc. .....      10,362
      179  Morgan Stanley.................      10,182
       31  Northern Trust Corp. ..........       1,600
       55  State Street Corp. ............       3,027
       22  T. Rowe Price Group, Inc. .....       1,567
                                            ----------
                                                58,142
                                            ----------
Chemicals (1.6%):
       37  Air Products & Chemicals,
             Inc. ........................       2,187
       12  Ashland, Inc. .................         692
      161  Dow Chemical Co. (The) (c).....       7,041
       14  Eastman Chemical Co. ..........         700
       31  Ecolab, Inc. (c)...............       1,113
      153  El Du Pont de Nemours & Co. ...       6,505
       20  Engelhard Corp. ...............         602
       19  Hercules, Inc. (a) (c).........         212
       13  International Flavors &
             Fragrances, Inc. ............         451
       45  Monsanto Co. ..................       3,465
       28  PPG Industries, Inc. ..........       1,610
       54  Praxair, Inc. .................       2,842
       24  Rohm & Haas Co. ...............       1,161
       11  Sigma-Aldrich Corp. ...........         708
                                            ----------
                                                29,289
                                            ----------
Commercial Banks (5.7%):
       58  AmSouth Bancorp................       1,521
      669  Bank of America Corp. .........      30,856
       90  BB&T Corp. (c).................       3,784


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 40

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Commercial Banks, continued:
       28  Comerica, Inc. (c).............       1,562
       21  Compass Bancshares, Inc. (c)...       1,001
       92  Fifth Third Bancorp............       3,484
       21  First Horizon National Corp.
             (c)..........................         806
       38  Huntington Bancshares, Inc. ...         902
       68  Keycorp........................       2,236
       13  M&T Bank Corp. ................       1,449
       35  Marshall & Ilsley Corp. .......       1,499
       92  National City Corp. ...........       3,080
       79  North Fork Bancorp, Inc. ......       2,167
       49  PNC Financial Services Group,
             Inc. ........................       3,008
       76  Regions Financial Corp. (c)....       2,604
       60  SunTrust Banks, Inc. ..........       4,378
       52  Synovus Financial Corp. .......       1,404
      302  U.S. Bancorp...................       9,039
      259  Wachovia Corp. ................      13,671
      278  Wells Fargo & Co. .............      17,492
       17  Zions Bancorp..................       1,314
                                            ----------
                                               107,257
                                            ----------
Commercial Services & Supplies (0.9%):
       36  Allied Waste Industries, Inc.
             (a) (c)......................         318
       24  Apollo Group, Inc., Class A
             (a)..........................       1,465
       18  Avery Dennison Corp. ..........       1,016
      171  Cendant Corp. .................       2,942
       23  Cintas Corp. ..................         944
       22  Equifax, Inc. .................         822
       55  H&R Block, Inc. (c)............       1,339
       20  Monster Worldwide, Inc. (a)....         836
       38  Pitney Bowes, Inc. ............       1,605
       36  R.R. Donnelley & Sons Co.
             (c)..........................       1,238
       28  Robert Half International, Inc.
             (c)..........................       1,074
       92  Waste Management, Inc. ........       2,788
                                            ----------
                                                16,387
                                            ----------
Communications Equipment (2.7%):
       19  ADC Telecommunications, Inc.
             (a) (c) (m)..................         433
       27  Andrew Corp. (a) (c)...........         290
       70  Avaya, Inc. (a)................         744
       96  CIENA Corp. (a) (c)............         286
    1,023  Cisco Systems, Inc. (a)........      17,508
       34  Comverse Technology, Inc.
             (a)..........................         894
      254  Corning, Inc. (a)..............       4,988
      275  JDS Uniphase Corp. (a) (c).....         649
      740  Lucent Technologies, Inc. (a)
             (c)..........................       1,968
      415  Motorola, Inc. ................       9,368
      274  QUALCOMM, Inc. ................      11,792
       26  Scientific-Atlanta, Inc. ......       1,101
       75  Tellabs, Inc. (a)..............         814
                                            ----------
                                                50,835
                                            ----------

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Computers & Peripherals (3.7%):
      140  Apple Computer, Inc. (a).......      10,087
      392  Dell, Inc. (a).................      11,751
      398  EMC Corp. (a)..................       5,421
       44  Gateway, Inc. (a) (c)..........         111
      477  Hewlett-Packard Co. ...........      13,656
      263  International Business Machines
             Corp. .......................      21,615
       19  Lexmark International, Inc.,
             Class A (a)..................         866
       31  NCR Corp. (a)..................       1,037
       62  Network Appliance, Inc. (a)....       1,673
       13  QLogic Corp. (a)...............         435
      568  Sun Microsystems, Inc. (a).....       2,382
                                            ----------
                                                69,034
                                            ----------
Construction & Engineering (0.1%):
       14  Fluor Corp. (c)................       1,117
                                            ----------
Construction Materials (0.1%):
       17  Vulcan Materials Co. (c).......       1,149
                                            ----------
Consumer Finance (1.3%):
      207  American Express Co. ..........      10,638
       50  Capital One Financial Corp. ...       4,308
      209  MBNA Corp. ....................       5,673
       69  SLM Corp. (c)..................       3,828
                                            ----------
                                                24,447
                                            ----------
Containers & Packaging (0.2%):
       17  Ball Corp. ....................         688
       18  Bemis Co. (c)..................         488
       24  Pactiv Corp. (a)...............         525
       14  Sealed Air Corp. (a) (c).......         761
       19  Temple-Inland, Inc. ...........         838
                                            ----------
                                                 3,300
                                            ----------
Distributors (0.1%):
       29  Genuine Parts Co. .............       1,269
                                            ----------
Diversified Financial Services (3.8%):
       41  Ameriprise Financial, Inc. ....       1,679
       33  CIT Group, Inc. ...............       1,722
      842  Citigroup, Inc. ...............      40,874
      583  JPMorgan Chase & Co. (q).......      23,121
       41  Moody's Corp. (c)..............       2,537
       47  Principal Financial Group
             (c)..........................       2,212
                                            ----------
                                                72,145
                                            ----------
Diversified Telecommunication Services (2.5%):
       64  Alltel Corp. ..................       4,023
      650  AT&T, Inc. (m).................      15,927
       22  CenturyTel, Inc. ..............         723
       56  Citizens Communications Co.
             (c)..........................         680
      257  Qwest Communications
             International, Inc. (a)......       1,452


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Diversified Telecommunication Services, continued:
      492  Sprint Nextel Corp. ...........      11,490
      460  Verizon Communications,
             Inc. ........................      13,865
                                            ----------
                                                48,160
                                            ----------
Electric Utilities (2.3%):
       27  Allegheny Energy, Inc. (a)
             (c)..........................         858
       34  Ameren Corp. (c)...............       1,743
       66  American Electric Power Co.,
             Inc. ........................       2,431
       33  Cinergy Corp. .................       1,410
       37  CMS Energy Corp. (a) (c).......         532
       41  Consolidated Edison, Inc.
             (c)..........................       1,889
       30  DTE Energy Co. (c).............       1,279
       54  Edison International...........       2,365
       35  Entergy Corp. .................       2,371
      111  Exelon Corp. (c)...............       5,903
       55  FirstEnergy Corp. .............       2,690
       66  FPL Group, Inc. ...............       2,732
       57  PG&E Corp. (c).................       2,120
       16  Pinnacle West Capital Corp.
             (c)..........................         682
       63  PPL Corp. .....................       1,861
       42  Progress Energy, Inc. (c)......       1,840
      123  Southern Co. (The).............       4,263
       35  TECO Energy, Inc. (c)..........         595
       80  TXU Corp. .....................       4,034
       67  Xcel Energy, Inc. .............       1,238
                                            ----------
                                                42,836
                                            ----------
Electrical Equipment (0.5%):
       29  American Power Conversion
             Corp. .......................         629
       15  Cooper Industries Ltd., Class
             A............................       1,114
       68  Emerson Electric Co. ..........       5,109
       30  Rockwell Automation, Inc. .....       1,764
                                            ----------
                                                 8,616
                                            ----------
Electronic Equipment & Instruments (0.3%):
       68  Agilent Technologies, Inc.
             (a)..........................       2,278
       29  Jabil Circuit, Inc. (a)........       1,074
       24  Molex, Inc. (c)................         620
       88  Sanmina-SCI Corp. (a)..........         373
      152  Solectron Corp. (a) (c)........         557
       42  Symbol Technologies, Inc. .....         536
       14  Tektronix, Inc. ...............         392
                                            ----------
                                                 5,830
                                            ----------
Energy Equipment & Services (1.7%):
       57  Baker Hughes, Inc. ............       3,459
       54  BJ Services Co. (c)............       1,968
       85  Halliburton Co. ...............       5,290
       26  Nabors Industries Ltd.
             (Barbados) (a) (c)...........       1,993
       29  National Oilwell Varco, Inc.
             (a)..........................       1,819
       23  Noble Corp. (c)................       1,608
       18  Rowan Cos., Inc. ..............         648
       98  Schlumberger Ltd. .............       9,528

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Energy Equipment & Services, continued:
       55  Transocean, Inc. (a)...........       3,830
       58  Weatherford International Ltd.
             (a)..........................       2,095
                                            ----------
                                                32,238
                                            ----------
Food & Staples Retailing (2.4%):
       61  Albertson's, Inc. (c)..........       1,311
       79  Costco Wholesale Corp. ........       3,888
      136  CVS Corp. .....................       3,581
      121  Kroger Co. (The) (a)...........       2,278
       75  Safeway, Inc. .................       1,770
       23  Suervalu, Inc. (c).............         736
      103  Sysco Corp. ...................       3,206
      416  Wal-Mart Stores, Inc. .........      19,464
      168  Walgreen Co. ..................       7,458
       23  Whole Foods Market, Inc. (m)...       1,774
                                            ----------
                                                45,466
                                            ----------
Food Products (1.0%):
      109  Archer-Daniels-Midland Co. ....       2,682
       31  Campbell Soup Co. (c)..........         922
       86  ConAgra Foods, Inc. ...........       1,752
       59  General Mills, Inc. ...........       2,917
       30  Hershey Foods Corp. ...........       1,666
       56  HJ Heinz Co. ..................       1,879
       43  Kellogg Co. ...................       1,848
       22  McCormick & Co., Inc. .........         689
      126  Sara Lee Corp. ................       2,390
       42  Tyson Foods, Inc., Class A
             (c)..........................         716
       30  Wm. Wrigley Jr. Co. (c)........       1,986
                                            ----------
                                                19,447
                                            ----------
Gas Utilities (0.1%):
       29  KeySpan Corp. (c)..............       1,036
        7  Nicor, Inc. (c)................         289
       45  NiSource, Inc. (c).............         947
        6  Peoples Energy Corp. (c).......         223
                                            ----------
                                                 2,495
                                            ----------
Health Care Equipment & Supplies (2.2%):
        9  Bausch & Lomb, Inc. ...........         608
      104  Baxter International, Inc. ....       3,909
       42  Becton Dickinson & Co. ........       2,521
       41  Biomet Inc. (c)................       1,516
       98  Boston Scientific Corp. (a)....       2,406
       17  C.R. Bard, Inc. ...............       1,151
       20  Fisher Scientific
             International, Inc. (a)
             (c)..........................       1,263
       55  Guidant Corp. .................       3,577
       27  Hospira, Inc. (a)..............       1,146
      201  Medtronic, Inc. ...............      11,593
        9  Millipore Corp. (a) (c)........         572
       23  Patterson Cos., Inc. (a) (c)...         769
       22  PerkinElmer, Inc. .............         513
       61  St. Jude Medical, Inc. (a).....       3,064
       49  Stryker Corp. .................       2,157


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 42

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Health Care Equipment & Supplies, continued:
       27  Thermo Electron Corp. (a)......         813
       18  Waters Corp. (a) (c)...........         696
       41  Zimmer Holdings, Inc. (a)......       2,782
                                            ----------
                                                41,056
                                            ----------
Health Care Providers & Services (3.2%):
       48  Aetna, Inc. ...................       4,491
       35  AmerisourceBergen Corp. (c)....       1,437
       71  Cardinal Health, Inc. .........       4,901
       75  Caremark Rx, Inc. (a)..........       3,878
       21  Cigna Corp. ...................       2,339
       27  Coventry Health Care, Inc.
             (a)..........................       1,541
       24  Express Scripts, Inc. (a)......       2,032
       71  HCA, Inc. .....................       3,564
       41  Health Management Associates,
             Inc., Class A................         904
       27  Humana, Inc. (a)...............       1,472
       39  IMS Health, Inc. ..............         961
       22  Laboratory Corp. of America
             Holdings (a).................       1,192
       13  Manor Care, Inc. (c)...........         524
       51  McKesson Corp. ................       2,642
       51  Medco Health Solutions, Inc.
             (a)..........................       2,857
       28  Quest Diagnostics, Inc. .......       1,420
       78  Tenet Healthcare Corp. (a)
             (c)..........................         599
      227  UnitedHealth Group, Inc. ......      14,122
      110  WellPoint, Inc. (a) (m)........       8,765
                                            ----------
                                                59,641
                                            ----------
Hotels, Restaurants & Leisure (1.5%):
       72  Carnival Corp. (c).............       3,857
       22  Darden Restaurants, Inc. ......         848
       31  Harrah's Entertainment,
             Inc. ........................       2,181
       55  Hilton Hotels Corp. ...........       1,317
       56  International Game
             Technology...................       1,727
       27  Marriott International, Inc.,
             Class A......................       1,835
      210  McDonald's Corp. ..............       7,065
      128  Starbucks Corp. (a)............       3,839
       36  Starwood Hotels & Resorts
             Worldwide, Inc. .............       2,331
       19  Wendy's International, Inc. ...       1,069
       47  Yum! Brands, Inc. .............       2,209
                                            ----------
                                                28,278
                                            ----------
Household Durables (0.7%):
       13  Black & Decker Corp. ..........       1,135
       21  Centex Corp. (c)...............       1,520
       45  D.R. Horton, Inc. .............       1,619
       24  Fortune Brands, Inc. ..........       1,898
       13  KB Home (c)....................         947
       31  Leggett & Platt, Inc. .........         703
       23  Lennar Corp., Class A..........       1,395
       13  Maytag Corp. ..................         251

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Household Durables, continued:
       46  Newell Rubbermaid, Inc. (c)....       1,091
       36  Pulte Homes, Inc. (c)..........       1,406
       10  Snap-On, Inc. (c)..............         362
       12  Stanley Works (The)............         582
       11  Whirlpool Corp. ...............         941
                                            ----------
                                                13,850
                                            ----------
Household Products (2.3%):
       25  Clorox Co. ....................       1,427
       86  Colgate-Palmolive Co. .........       4,731
       78  Kimberly-Clark Corp. ..........       4,639
      558  Procter & Gamble Co. ..........      32,298
                                            ----------
                                                43,095
                                            ----------
Independent Power Producers & Energy Traders (0.2%):
      154  Duke Energy Corp. (c)..........       4,239
       50  Dynegy, Inc., Class A (a)
             (c)..........................         243
                                            ----------
                                                 4,482
                                            ----------
Industrial Conglomerates (4.4%):
      127  3M Co. ........................       9,805
    1,759  General Electric Co. (k).......      61,656
       22  Textron, Inc. .................       1,697
      335  Tyco International Ltd.
             (Bermuda)....................       9,672
                                            ----------
                                                82,830
                                            ----------
Insurance (4.9%):
       54  ACE Ltd. (Bermuda).............       2,868
       83  Aflac, Inc. (m)................       3,867
      108  Allstate Corp. (The)...........       5,839
       13  AMBAC Financial Group, Inc. ...       1,028
      432  American International Group,
             Inc. ........................      29,484
       53  AON Corp. .....................       1,915
       33  Chubb Corp. ...................       3,250
       29  Cincinnati Financial Corp. ....       1,300
       63  Genworth Financial, Inc. ......       2,168
       50  Hartford Financial Services
             Group, Inc. .................       4,295
       22  Jefferson-Pilot Corp. .........       1,270
       29  Lincoln National Corp. ........       1,529
       23  Loews Corp. ...................       2,141
       91  Marsh & McLennan Cos., Inc. ...       2,880
       22  MBIA, Inc. (c).................       1,343
      126  Metlife, Inc. .................       6,178
       33  Progressive Corp. (The)........       3,835
       84  Prudential Financial, Inc. ....       6,153
       21  Safeco Corp. ..................       1,162
      115  St. Paul Travelers Cos., Inc.
             (The)........................       5,150
       17  Torchmark Corp. (c)............         961
       50  UnumProvident Corp. (c)........       1,129
       29  XL Capital Ltd. (Bermuda),
             Class A......................       1,956
                                            ----------
                                                91,701
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Insurance, continued:
Internet & Catalog Retail (0.6%):
       51  Amazon.com, Inc. (a)...........       2,408
      190  eBay, Inc. (a).................       8,229
                                            ----------
                                                10,637
                                            ----------
Internet Software & Services (0.4%):
      210  Yahoo!, Inc. (a)...............       8,236
                                            ----------
IT Services (1.0%):
       21  Affiliated Computer Services,
             Inc., Class A (a)............       1,225
       96  Automatic Data Processing,
             Inc. ........................       4,405
       31  Computer Sciences Corp. (a)....       1,560
       23  Convergys Corp. (a)............         369
       87  Electronic Data Systems
             Corp. .......................       2,087
      127  First Data Corp. ..............       5,471
       31  Fiserv, Inc. (a)...............       1,329
       56  Paychex, Inc. .................       2,117
       22  Sabre Holdings Corp., Class A
             (c)..........................         527
       57  Unisys Corp. (a)...............         331
                                            ----------
                                                19,421
                                            ----------
Leisure Equipment & Products (0.2%):
       16  Brunswick Corp. (a)............         653
       48  Eastman Kodak Co. (c)..........       1,119
       30  Hasbro, Inc. ..................         599
       67  Mattel, Inc. ..................       1,064
                                            ----------
                                                 3,435
                                            ----------
Machinery (1.4%):
      113  Caterpillar, Inc. .............       6,542
        8  Cummins, Inc. (c)..............         700
       39  Danaher Corp. (c)..............       2,203
       40  Deere & Co. ...................       2,735
       34  Dover Corp. (c)................       1,366
       25  Eaton Corp. ...................       1,653
       34  Illinois Tool Works, Inc. .....       3,000
       55  Ingersoll-Rand Co., Ltd.
             (Bermuda), Class A...........       2,223
       15  ITT Industries, Inc. ..........       1,581
       10  Navistar International Corp.
             (a) (c)......................         294
       28  PACCAR, Inc. (c)...............       1,951
       21  Pall Corp. (c).................         557
       20  Parker-Hannifin Corp. .........       1,315
                                            ----------
                                                26,120
                                            ----------
Media (3.3%):
       90  Clear Channel Communications,
             Inc. (c).....................       2,830
      362  Comcast Corp., Class A (a).....       9,385
       10  Dow Jones & Co., Inc. (c)......         349
       14  E.W. Scripps Co., Class A......         682
       40  Gannett Co., Inc. .............       2,419
       72  Interpublic Group of Cos., Inc.
             (a) (c)......................         692
       12  Knight Ridder, Inc. (c)........         731

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Media, continued:
       62  McGraw-Hill Cos., Inc. (The)...       3,222
        7  Meredith Corp. ................         365
       24  New York Times Co., Class A
             (c)..........................         639
      405  News Corp., Class A............       6,299
       30  Omnicom Group, Inc. ...........       2,556
      776  Time Warner, Inc. .............      13,538
       44  Tribune Co. (c)................       1,319
       37  Univision Communications, Inc.,
             Class A (a)..................       1,094
      257  Viacom, Inc., Class B..........       8,388
      320  Walt Disney Co. ...............       7,676
                                            ----------
                                                62,184
                                            ----------
Metals & Mining (0.8%):
      145  Alcoa, Inc. ...................       4,284
       14  Allegheny Technologies, Inc.
             (c)..........................         511
       31  Freeport-McMoRan Copper & Gold,
             Inc., Class B................       1,649
       74  Newmont Mining Corp. ..........       3,972
       26  Nucor Corp. ...................       1,729
       17  Phelps Dodge Corp. (c).........       2,432
       19  United States Steel Corp.
             (c)..........................         907
                                            ----------
                                                15,484
                                            ----------
Multi-Utilities (0.7%):
      109  AES Corp. (The) (a) (m)........       1,721
       52  CenterPoint Energy, Inc. (c)...         664
       30  Constellation Energy Group,
             Inc. ........................       1,712
       58  Dominion Resources, Inc. ......       4,463
       42  Public Service Enterprise
             Group, Inc. .................       2,712
       43  Sempra Energy Corp. ...........       1,919
                                            ----------
                                                13,191
                                            ----------
Multiline Retail (1.1%):
       19  Big Lots, Inc. (a) (c).........         228
       10  Dillards, Inc., Class A (c)....         254
       53  Dollar General Corp. ..........       1,005
       26  Family Dollar Stores, (c)......         641
       45  Federated Department Stores,
             Inc. ........................       3,006
       39  J.C. Penney Co., Inc. .........       2,150
       57  Kohl's Corp. (a)...............       2,789
       36  Nordstrom, Inc. (c)............       1,361
       17  Sears Holdings Corp. (a) (c)...       1,920
      146  Target Corp. ..................       8,046
                                            ----------
                                                21,400
                                            ----------
Office Electronics (0.1%):
      160  Xerox Corp. (a)................       2,342
                                            ----------
Oil, Gas & Consumable Fuels (7.5%):
       13  Amerada Hess Corp. (c).........       1,689
       39  Anadarko Petroleum Corp. ......       3,742
       55  Apache Corp. ..................       3,757
       63  Burlington Resources, Inc. ....       5,425
      374  Chevron Corp. .................      21,218


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 44

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Oil, Gas & Consumable Fuels, continued:
      231  ConocoPhillips.................      13,440
       74  Devon Energy Corp. ............       4,626
      110  El Paso Corp. (c)..............       1,335
       40  EOG Resources, Inc. ...........       2,951
    1,036  Exxon Mobil Corp. .............      58,188
       19  Kerr-McGee Corp. ..............       1,755
       18  Kinder Morgan, Inc. ...........       1,611
       61  Marathon Oil Corp. ............       3,720
       27  Murphy Oil Corp. ..............       1,484
       67  Occidental Petroleum Corp. ....       5,346
       23  Sunoco, Inc. (c)...............       1,776
      103  Valero Energy Corp. ...........       5,297
       95  Williams Cos., Inc. ...........       2,210
       60  XTO Energy, Inc. ..............       2,657
                                            ----------
                                               142,227
                                            ----------
Paper & Forest Products (0.4%):
       82  International Paper Co. .......       2,745
       18  Louisiana-Pacific Corp. (c)....         484
       30  MeadWestvaco Corp. ............         847
       40  Weyerhaeuser Co. (c)...........       2,686
                                            ----------
                                                 6,762
                                            ----------
Personal Products (0.1%):
       13  Alberto-Culver Co. ............         575
       76  Avon Products, Inc. ...........       2,179
                                            ----------
                                                 2,754
                                            ----------
Pharmaceuticals (6.4%):
      258  Abbott Laboratories............      10,183
       22  Allergan, Inc. (c).............       2,365
      326  Bristol-Myers Squibb Co. ......       7,485
      189  Eli Lilly & Co. ...............      10,709
       56  Forest Laboratories, Inc.
             (a)..........................       2,288
      495  Johnson & Johnson..............      29,766
       40  King Pharmaceuticals, Inc.
             (a)..........................         681
      364  Merck & Co., Inc. .............      11,580
       36  Mylan Laboratories, Inc. ......         726
    1,227  Pfizer, Inc. ..................      28,619
      246  Schering-Plough Corp. .........       5,130
       17  Watson Pharmaceuticals, Inc.
             (a) (c)......................         549
      223  Wyeth                                10,295
                                            ----------
                                               120,376
                                            ----------
Real Estate (0.7%):
       16  Apartment Investment &
             Management Co. REIT (c)......         603
       35  Archstone-Smith Trust REIT.....       1,478
       68  Equity Office Properties Trust
             REIT.........................       2,051
       48  Equity Residential REIT (c)....       1,877
       31  Plum Creek Timber Co., Inc.
             REIT (c).....................       1,105
       41  Prologis REIT..................       1,894
       14  Public Storage, Inc. REIT......         932

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Real Estate, continued:
       31  Simon Property Group, Inc. REIT
             (c)..........................       2,379
       20  Vornado Realty Trust REIT
             (c)..........................       1,640
                                            ----------
                                                13,959
                                            ----------
Road & Rail (0.7%):
       62  Burlington Northern Santa Fe
             Corp. .......................       4,403
       36  CSX Corp. .....................       1,836
       68  Norfolk Southern Corp. ........       3,033
       44  Union Pacific Corp. ...........       3,551
                                            ----------
                                                12,823
                                            ----------
Semiconductors & Semiconductor Equipment (3.2%):
       67  Advanced Micro Devices, Inc.
             (a) (c)......................       2,058
       60  Altera Corp. (a)...............       1,118
       61  Analog Devices, Inc. ..........       2,191
      270  Applied Materials, Inc. .......       4,846
       50  Applied Micro Circuits Corp.
             (a) (c)......................         128
       48  Broadcom Corp., Class A (a)....       2,270
       68  Freescale Semiconductor, Inc.,
             Class B (a)..................       1,720
    1,004  Intel Corp. ...................      25,053
       33  KLA-Tencor Corp. ..............       1,621
       51  Linear Technology Corp. .......       1,830
       65  LSI Logic Corp. (a)............         522
       55  Maxim Integrated Products,
             Inc. ........................       1,978
      103  Micron Technology, Inc. (a)....       1,369
       57  National Semiconductor Corp.
             (c)..........................       1,486
       22  Novellus Systems, Inc. (a)
             (c)..........................         536
       28  Nvidia Corp. (a) (c)...........       1,042
       31  PMC-Sierra, Inc. (a) (c).......         235
       33  Teradyne, Inc. (a).............         478
      269  Texas Instruments, Inc. .......       8,639
       58  Xilinx, Inc. ..................       1,463
                                            ----------
                                                60,583
                                            ----------
Software (3.5%):
      100  Adobe Systems, Inc. ...........       3,699
       38  Autodesk, Inc. ................       1,650
       36  BMC Software, Inc. (a) (c).....         738
       29  Citrix Systems, Inc. (a).......         845
       76  Computer Associates
             International, Inc. (c)......       2,154
       65  Compuware Corp. (a)............         579
       50  Electronic Arts, Inc. (a)......       2,618
       29  Intuit, Inc. (a)...............       1,570
       14  Mercury Interactive Corp. (a)
             (c)..........................         401
    1,524  Microsoft Corp. ...............      39,854
       64  Novell, Inc. (a) (c)...........         561
      626  Oracle Corp. (a)...............       7,645
       45  Parametric Technology Corp.
             (a)..........................         276


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Software, continued:
       88  Siebel Systems, Inc. ..........         932
      180  Symantec Corp. (a).............       3,151
                                            ----------
                                                66,673
                                            ----------
Specialty Retail (2.2%):
       30  Autonation, Inc. (a) (c).......         655
        9  AutoZone, Inc. (a).............         843
       49  Bed Bath & Beyond, Inc. (a)....       1,787
       68  Best Buy Co., Inc. (c).........       2,959
       26  Circuit City Stores, Inc. .....         589
       96  Gap, Inc. (The)................       1,685
      354  Home Depot, Inc. ..............      14,316
       58  Limited Brands, Inc. ..........       1,296
      130  Lowe's Cos., Inc. .............       8,678
       51  Office Depot, Inc. (a).........       1,614
       12  OfficeMax, Inc. ...............         299
       22  RadioShack Corp. (c)...........         471
       19  Sherwin-Williams Co. (The).....         849
      122  Staples, Inc. .................       2,765
       24  Tiffany & Co. .................         907
       77  TJX Cos., Inc. ................       1,782
                                            ----------
                                                41,495
                                            ----------
Textiles, Apparel & Luxury Goods (0.4%):
       63  Coach, Inc. (a)................       2,110
       19  Jones Apparel Group, Inc. .....         597
       18  Liz Claiborne, Inc. (c)........         636
       32  Nike, Inc., Class B............       2,747
        9  Reebok International Ltd. .....         511
       15  V.F. Corp. ....................         819
                                            ----------
                                                 7,420
                                            ----------
Thrifts & Mortgage Finance (1.6%):
       99  Countrywide Financial Corp. ...       3,399
      161  Fannie Mae.....................       7,865
      115  Freddie Mac....................       7,518
       42  Golden West Financial Corp. ...       2,800
       15  MGIC Investment Corp. .........         994
       59  Sovereign Bancorp, Inc. .......       1,286
      164  Washington Mutual, Inc. .......       7,146
                                            ----------
                                                31,008
                                            ----------
Tobacco (1.5%):
      347  Altria Group, Inc. ............      25,904
       14  Reynolds American, Inc. (c)....       1,357
       27  UST, Inc. (c)..................       1,111
                                            ----------
                                                28,372
                                            ----------
Trading Companies & Distributors (0.0%) (g):
       13  Grainger (W.W.), Inc. .........         900
                                            ----------
Wireless Telecommunication Services (0.4%):
      304  BellSouth Corp. (c)............       8,250
                                            ----------
  Total Common Stocks
    (Cost $1,033,167)                        1,875,611
                                            ----------

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
SHORT TERM INVESTMENT (0.4%):
Investment Company (0.4%):
    8,141  JPMorgan Liquid Assets Money
             Market Fund (b) (m) (Cost
             $8,141)......................       8,141
                                            ----------
PRINCIPAL
AMOUNT($)
---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
(6.3%):
Certificate of Deposit (0.3%):
    4,998  Sun Trust Bank, Atlanta, FRN,
             4.39%, 06/28/07..............       4,998
                                            ----------
Corporate Notes (1.3%):
    5,000  Bank of America N.A., FRN,
             4.31%, 11/07/06..............       5,000
    4,000  CDC Financial Products, Inc.,
             FRN, 4.35%, 01/30/06.........       4,000
    4,100  Citigroup Global Markets, Inc.,
             FRN, 4.32%, 01/06/06.........       4,100
    2,006  Links Finance LLC, FRN, 4.28%,
             10/06/06.....................       2,006
    3,218  World Savings Bank FSB, FRN,
             4.43%, 06/20/08..............       9,000
                                            ----------
                                                24,106
                                            ----------
Repurchase Agreement (4.7%):
    8,746  Bank of America Securities,
             LLC, 4.26%, dated 12/30/05,
             due 01/03/06, repurchase
             price $8,750, collateralized
             by U.S. Government Agency
             Mortgages....................       8,746
   10,000  Barclays Capital, LLC, 4.26%,
             dated 12/30/05, due 01/03/06
             repurchase price $10,005,
             collateralized by U.S.
             Government Agency
             Mortgages....................      10,000
   17,000  Lehman Brothers, Inc.,
             LLC,4.26%, dated 12/30/05,
             due 01/03/06, repurchase
             price $17,008, collateralized
             by U.S. Government Agency
             Mortgages....................      17,000
    8,000  Lehman Brothers, Inc.,
             LLC,4.37%, dated 12/30/05,
             due 01/03/06, repurchase
             price $8,004, collateralized
             by U.S. Government Agency
             Mortgages....................       8,000


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 46

JPMORGAN EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreement, continued:
   23,000  Morgan Stanley & Co, Inc., LLC,
             4.27%, dated 12/30/05, due
             01/03/06, repurchase price
             $23,011, collateralized by
             various equity and stock
             exchange securities..........      23,000
   23,000  UBS Securities LLC, 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $23,011,
             collateralized by U.S.
             Government Agency
             Mortgages....................      23,000
                                            ----------
                                                89,746
                                            ----------
  Total Investments of Cash Collateral for
    Securities on Loan (Cost $118,850)         118,850
                                            ----------
TOTAL INVESTMENTS (106.0%)
  (COST $1,160,158)                          2,002,602
LIABILITIES IN EXCESS OF OTHER ASSETS
  (6.0%)                                      (113,201)
                                            ----------
NET ASSETS (100.0%)                         $1,889,401
                                            ==========

------------

Percentages indicated are based on net assets.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                        NOTIONAL VALUE AT 12/31/05   UNREALIZED DEPRECIATION
NUMBER OF CONTRACTS    DESCRIPTION    EXPIRATION DATE             (USD)                       (USD)
------------------------------------------------------------------------------------------------------------
        50            S&P 500 Index     March, 2006              $15,685                      $(61)
                                                                                              ====


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (99.1%)(L):
COMMON STOCKS (98.1%):
Argentina (0.2%):
      112  BBVA Banco Frances S.A. (a)....         269
        7  BBVA Banco Frances S.A. ADR
             (a)..........................          50
       34  Grupo Financiero Galicia S.A.
             ADR (a)......................         234
      482  Petrobras Energia
             Participaciones S.A. Class B
             (a)..........................         607
       16  Siderar SAIC, Class A..........         132
       44  Telecom Argentina S.A. ADR
             (a)..........................         567
      125  Transportadora de Gas del Sur
             S.A., Class B (a)............         139
        8  YPF S.A., Class D (a)..........         432
                                            ----------
                                                 2,430
                                            ----------
Australia (3.2%):
        8  Alinta Ltd. ...................          68
       73  Alumina Ltd. ..................         397
       68  Amcor Ltd. (c).................         370
      116  AMP Ltd. ......................         651
       19  Ansell Ltd. ...................         156
       20  Aristocrat Leisure Ltd. (c)....         182
      115  Australia & New Zealand Banking
             Group Ltd. ..................       2,020
       45  Australian Gas Light Co., Ltd.
             (c)..........................         568
        8  Australian Stock Exchange Ltd.
             (c)..........................         191
       19  Australian Wealth Management
             Ltd. (a).....................          21
       61  AXA Asia Pacific Holdings Ltd.
             (c)..........................         225
        9  Babcock & Brown Ltd. (a).......         117
      222  BHP Billiton Ltd. .............       3,705
        7  Billabong International
             Ltd. ........................          78
       56  BlueScope Steel Ltd. ..........         285
       53  Boral Ltd. ....................         313
       71  Brambles Industries Ltd. (c)...         522
        8  Caltex Australia Ltd. .........         115
       37  Centro Properties Group........         170
       10  Centro Retail Group (a)........          11
       31  Challenger Financial Services
             Group Ltd. ..................          92
       49  Coca-Cola Amatil Ltd. .........         277
        3  Cochlear Ltd. .................          97
       86  Coles Myer Ltd. ...............         645
       79  Commonwealth Bank of
             Australia....................       2,479
       30  Computershare Ltd. ............         149
       13  CSL Ltd. ......................         411
       88  CSR Ltd. ......................         223
       42  DB RREEF Trust (a).............          43
       18  DCA Group Ltd. (c).............          54
       17  Downer EDI Ltd. ...............          87
      157  Foster's Group Ltd. ...........         640
       31  Futuris Corp., Ltd. ...........          43

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Australia, continued:
      206  GPT Group......................         617
       20  Harvey Norman Holdings Ltd. ...          44
       23  Iluka Resources Ltd. (c).......         131
       90  Insurance Australia Group
             Ltd. ........................         355
       44  Investa Property Group.........          64
       41  John Fairfax Holdings Ltd. ....         121
       16  Leighton Holdings Ltd. (c).....         213
       34  Lend Lease Corp., Ltd. ........         357
       29  Lion Nathan Ltd. ..............         158
       40  Macquarie Airports, Ltd. ......          93
       15  Macquarie Bank Ltd. ...........         728
       20  Macquarie Communications
             Infrastructure Group (c).....          83
       57  Macquarie Goodman Group (a)....         201
      145  Macquarie Infrastructure Group
             (c)..........................         376
       66  Mayne Pharma Ltd. (a)..........         123
       28  Mirvac Group...................          84
       26  Multiplex Group (c)............          59
       97  National Australia Bank
             Ltd. ........................       2,305
       20  Newcrest Mining Ltd. ..........         360
       48  OneSteel Ltd. .................         118
       17  Orica Ltd. ....................         247
       63  Origin Energy Ltd. ............         343
       21  Pacific Brands Ltd. (a)........          41
       22  PaperlinX Ltd. (c).............          63
       34  Patrick Corp., Ltd. ...........         184
        2  Perpetual Trustees Australia
             Ltd. ........................         122
        5  Publishing & Broadcasting
             Ltd. ........................          63
       46  Qantas Airways Ltd. ...........         136
       48  QBE Insurance Group Ltd. (c)...         682
       63  Rinker Group Ltd. .............         755
       20  Rio Tinto Ltd. (c).............         994
       50  Santos Ltd. ...................         453
       11  SFE Corp., Ltd. ...............         107
       13  Sonic Healthcare Ltd. .........         142
      150  Stockland (c)..................         714
       33  Suncorp-Metway Ltd. ...........         482
       32  Symbion Health Ltd. ...........          82
       45  TABCORP Holdings Ltd. .........         516
      134  Telstra Corp., Ltd. ...........         386
       13  Toll Holdings Ltd. (c).........         140
       49  Transurban Group (c)...........         238
        5  UNiTAB Ltd. ...................          50
       21  Wesfarmers Ltd. ...............         576
       81  Westfield Group (a)............       1,072
      122  Westpac Banking Corp. (c)......       2,028
       26  Woodside Petroleum Ltd. .......         754
       67  Woolworths Ltd. ...............         823
                                            ----------
                                                34,188
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 48

JPMORGAN INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Austria (1.4%):
       12  Bank Austria Creditanstalt AG
             (a) (c)......................       1,337
        6  Boehler-Uddeholm AG (a)........       1,017
        3  BWT AG (a).....................          75
        3  Christ Water Technology AG
             (a)..........................          31
       51  Erste Bank der
             Oesterreichischen Sparkassen
             AG...........................       2,851
        8  Flughafen Wien AG (a)..........         595
       51  IMMOFINANZ Immobilien Anlagen
             AG (a).......................         486
        4  Mayr-Melnhof Karton AG (a).....         574
       57  OMV AG.........................       3,305
        9  RHI AG (a) (c).................         247
      139  Telekom Austria AG (a) (c).....       3,115
        4  Verbund -- Oesterreichische
             Elektrizitaetswirtschafts AG,
             Class A......................       1,323
       29  Wienerberger AG (c)............       1,146
                                            ----------
                                                16,102
                                            ----------
Belgium (1.6%):
       17  AGFA-Gevaert N.V. .............         302
        4  Bekaert S.A. ..................         386
       22  Belgacom S.A. (a)..............         722
        6  Colruyt S.A. ..................         855
        1  Compagnie Maritime Belge S.A.
             (a)..........................          23
        2  Cumerio (a)....................          41
    --(h)  D'ieteren S.A. (a).............         110
        9  Delhaize Group (a) (c).........         618
       81  Dexia..........................       1,862
        2  Euronav N.V. (a)...............          45
      159  Fortis.........................       5,066
       13  Groupe Bruxelles Lambert
             S.A. ........................       1,235
       26  InBev N.V. ....................       1,117
       25  KBC Groep N.V. (a).............       2,307
        2  Mobistar S.A. (c)..............         192
        1  Omega Pharma S.A. .............          56
       13  Solvay S.A., Class A...........       1,465
       16  UCB S.A. ......................         750
        3  Umicore (a)....................         367
                                            ----------
                                                17,519
                                            ----------
Bermuda (0.1%):
        9  Frontline Ltd. (c).............         359
        4  Ship Finance International Ltd.
             (a)..........................          64
                                            ----------
                                                   423
                                            ----------
Brazil (0.0%) (g):
   12,479  Centrais Eletricas Brasileiras
             S.A. (a).....................         203
                                            ----------
Chile (0.5%):
      156  Cia de Telecomunicaciones de
             Chile S.A., ADR (a)..........       1,375
       14  Cristalerias de Chile S.A.
             (a)..........................         145

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Chile, continued:
       24  Embotelladora Andina S.A., ADR
             (a)..........................         331
      195  Enersis S.A. ADR (a)...........       2,142
       30  Masisa S.A. ADR................         279
       33  United Breweries Co., Ltd
             (a)..........................         840
                                            ----------
                                                 5,112
                                            ----------
China (0.3%):
      375  Datang International Power
             Generation Co., Ltd., Class H
             (c)..........................         275
      314  Huaneng Power International,
             Inc., Class H................         207
    1,067  PetroChina Co., Ltd., Class
             H............................         875
    1,903  Sinopec Yizheng Chemical Fibre
             Co., Ltd., Class H (c).......         412
    1,583  Yanzhou Coal Mining Co., Ltd.,
             Class H (c)..................       1,011
      995  Zhejiang Expressway Co.,
             Ltd. ........................         614
                                            ----------
                                                 3,394
                                            ----------
Denmark (1.2%):
    --(h)  AP Moller -- Maersk A/S (a)....       2,100
        4  Carlsberg A/S, Class B (a).....         189
        1  Coloplast A/S, Class B (a)
             (c)..........................          64
        9  Danisco A/S (a)................         673
       77  Danske Bank A/S (a)............       2,695
        2  DSV A/S........................         256
        3  East Asiatic Co., Ltd., Class A
             (a)..........................         293
        6  FLSmidth & Co. A/S, Class B....         185
       42  GN Store Nord (a)..............         550
       10  H Lundbeck A/S (c).............         199
        3  NKT Holding A/S................         134
       41  Novo-Nordisk A/S, Class B......       2,286
        9  Novozymes A/S, Class B.........         520
       33  TDC A/S........................       1,975
        3  Topdanmark A/S.................         223
       32  Vestas Wind/Systems A/S (c)....         528
                                            ----------
                                                12,870
                                            ----------
Finland (0.8%):
       14  Elisa OYJ, Class A.............         252
       20  Fortum OYJ.....................         373
        5  Neste Oil OYJ (a)..............         141
      252  Nokia OYJ......................       4,626
       49  Nokia OYJ ADR..................         891
        6  Nokian Renkaat OYJ (a).........          73
       18  Outokumpu OYJ (c)..............         263
       28  Sampo OYJ, Class A.............         495
       30  Stora Enso OYJ, Class R........         404
       12  Tietoenator OYJ................         454
       24  UPM-Kymmene OYJ................         475
                                            ----------
                                                 8,447
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
France (9.2%):
       16  Air Liquide (a)................       3,026
       18  Accor S.A. (c).................         995
       14  Air France-KLM.................         290
      133  Alcatel S.A. ..................       1,644
       14  Alstom RGPT (a)................         803
        6  Atos Origin S.A. ..............         366
       10  Autoroutes du Sud de la France
             (a)..........................         605
      163  AXA S.A. ......................       5,269
       83  BNP Paribas (a)................       6,676
       23  Bouygues S.A. (a)..............       1,111
       10  Business Objects S.A. .........         386
       17  Cap Gemini S.A. (a)............         685
       64  Carrefour S.A. ................       2,993
        6  Casino Guichard Perrachon S.A.
             (a) (c)......................         427
       32  Cie de Saint-Gobain (a)........       1,904
        8  Cie Generale d'Optique Essilor
             International S.A. ..........         677
       14  Cie Generale des Etablissements
             Michelin, Class B (a)........         788
        3  CNP Assurances.................         199
       63  Credit Agricole S.A. ..........       1,978
        8  Dassault Systemes S.A. ........         429
      186  France Telecom S.A. ...........       4,609
       25  Groupe Danone (a) (c)..........       2,645
        1  Hermes International...........         309
        8  Imerys S.A. (a) (c)............         586
        3  Klepierre (a)..................         279
       33  L'Oreal S.A. (a)...............       2,433
       17  Lafarge S.A. (a) (c)...........       1,559
       12  Lagardere S.C.A. (a)...........         917
       26  LVMH Moet Hennessy Louis
             Vuitton S.A. (a).............       2,282
        3  Neopost S.A. ..................         265
       10  PagesJaunes Groupe S.A. (a)....         269
        7  Pernod-Ricard S.A. (c).........       1,294
       23  Peugeot S.A. ..................       1,297
        8  PPR S.A. (c)...................         868
       13  Publicis Groupe (a)............         455
       19  Renault S.A. ..................       1,520
       21  Safran S.A. (a)................         498
      119  Sanofi-Aventis (c).............      10,430
       25  Schneider Electric S.A. .......       2,226
       66  SCOR...........................         143
        6  Societe BIC S.A. ..............         384
        4  Societe des Autoroutes du Nord
             et de l'Est de la France
             (a)..........................         267
        2  Societe des Autoroutes
             Paris-Rhin-Rhone (a).........         116
       36  Societe Generale...............       4,400
       13  Societe Television Francaise
             1............................         347
       16  Sodexho Alliance S.A. .........         669
      118  Suez S.A. (c)..................       3,760
      221  Suez S.A. (a)..................           3

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
France, continued:
       14  Technip S.A. ..................         860
       12  Thales S.A. (a) (c)............         538
       27  Thomson (c)....................         572
       62  Total S.A. ....................      15,754
      195  Total S.A. (a).................           5
        4  Unibail........................         590
        7  Valeo S.A. ....................         261
       39  Veolia Environnement (a).......       1,762
       18  Vinci S.A. (a) (c).............       1,509
      114  Vivendi Universal S.A. ........       3,585
        5  Zodiac S.A. (a)................         346
                                            ----------
                                               101,863
                                            ----------
Germany (12.5%):
       10  Adidas-Salomon AG (a)..........       1,827
       78  Allianz AG (Registered)........      11,741
       14  Altana AG......................         783
        3  AMB Generali Holding AG (c)....         259
        1  AXA Konzern AG.................         171
      111  BASF AG........................       8,487
      139  Bayer AG.......................       5,808
        7  Beiersdorf AG..................         817
        8  Celesio AG.....................         651
      117  Commerzbank AG (a) (c).........       3,620
       29  Continental AG (a).............       2,532
      185  DaimlerChrysler AG.............       9,429
      106  Deutsche Bank AG
             (Registered).................      10,228
       20  Deutsche Boerse AG.............       2,014
       45  Deutsche Lufthansa AG
             (Registered).................         661
      140  Deutsche Post AG (a) (c).......       3,382
      564  Deutsche Telekom AG
             (Registered) (c).............       9,378
        5  Douglas Holding AG (a).........         187
      129  E.ON AG........................      13,348
        7  Epcos AG (a)...................          97
        9  Fresenius Medical Care AG
             (c)..........................         969
        6  Heidelberger Druckmaschinen
             (c)..........................         238
       10  Hochtief AG....................         456
       31  Hypo Real Estate Holding AG
             (a)..........................       1,604
      134  Infineon Technologies AG.......       1,224
        8  IVG Immobilien AG..............         160
       12  KarstadtQuelle AG (c)..........         181
    --(h)  Lanxess (a)....................           8
       15  Linde AG.......................       1,149
       29  MAN AG.........................       1,556
       13  Merck KGaA.....................       1,081
       28  Metro AG.......................       1,355
       11  MLP AG.........................         238
       38  Muenchener Rueckversicherungs
             AG (Registered)..............       5,133
        7  Premiere AG (a) (c)............         124
        3  Puma AG Rudolf Dassler Sport...         885
       86  RWE AG.........................       6,325
       45  SAP AG.........................       8,137


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 50

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Germany, continued:
       36  Schering AG....................       2,434
        5  SGL Carbon AG (a)..............          81
      167  Siemens AG (Registered)........      14,330
       18  Suedzucker AG (c)..............         420
       70  ThyssenKrupp AG................       1,465
       46  TUI AG (c).....................         929
       55  Volkswagen AG (c)..............       2,883
        2  Wincor Nixdorf AG (a)..........         243
                                            ----------
                                               139,028
                                            ----------
Greece (1.1%):
       56  Alpha Bank AE (a)..............       1,623
       20  Coca Cola Hellenic Bottling Co.
             S.A. (a).....................         574
       12  Cosmote Mobile
             Telecommunications S.A.
             (a)..........................         272
       42  EFG Eurobank Ergasias S.A. ....       1,332
       14  Emporiki Bank of Greece S.A.
             (a)..........................         471
        7  Folli -- Follie S.A.
             (Registered).................         192
       24  Hellenic Petroleum S.A. .......         335
       23  Hellenic Technodomiki Tev S.A.
             (a)..........................         147
       56  Hellenic Telecommunications
             Organization S.A. ...........       1,186
       22  Intracom S.A. .................         147
        7  Lambrakis Press S.A. (a).......          26
       52  National Bank of Greece S.A.
             (a)..........................       2,203
       34  OPAP S.A. .....................       1,163
       41  Piraeus Bank S.A. (a)..........         867
       30  Public Power Corp. ............          17
       30  Public Power Corp. GDR (a).....         652
       17  Titan Cement Co. S.A. (a)......         675
                                            ----------
                                                11,882
                                            ----------
Hong Kong (1.0%):
      102  Bank of East Asia Ltd. ........         309
      234  BOC Hong Kong Holdings Ltd. ...         449
       74  Cathay Pacific Airways Ltd. ...         129
       85  Cheung Kong Holdings Ltd. .....         871
      252  China Mobile Hong Kong Ltd. ...       1,194
        2  China Mobile Hong Kong Ltd. ADR
             (a)..........................          48
      118  Citic Pacific Ltd. ............         325
      143  CLP Holdings Ltd. .............         829
      950  Denway Motors Ltd. ............         315
       45  Esprit Holdings Ltd. ..........         320
       30  Giordano International Ltd. ...          17
       29  Hang Lung Properties Ltd. .....          45
       54  Hang Seng Bank Ltd. ...........         698
       11  Henderson Land Development Co.,
             Ltd. ........................          52
      278  Hong Kong & China Gas..........         593
       42  Hong Kong Exchanges and
             Clearing Ltd. ...............         173
       33  HongKong Electric Holdings.....         163
       22  Hopewell Holdings..............          54

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Hong Kong, continued:
       61  Hutchison Telecommunications
             International Ltd. (a).......          88
      115  Hutchison Whampoa Ltd. ........       1,095
       99  Johnson Electric Holdings
             Ltd. ........................          93
       13  Kerry Properties Ltd. .........          34
       34  Kingboard Chemicals Holdings
             Ltd. ........................          90
      692  Lenovo Group Ltd. (c)..........         318
      102  Li & Fung Ltd. ................         196
       82  New World Development Ltd. ....         111
       42  Noble Group Ltd. (a)...........          32
        7  Orient Overseas International
             Ltd. ........................          23
      212  PCCW Ltd. .....................         130
       30  Shangri-La Asia Ltd. ..........          50
      180  Sino Land Co. (c)..............         218
       86  Solomon Systech International
             Ltd. (a).....................          36
       71  Sun Hung Kai Properties
             Ltd. ........................         685
       62  Swire Pacific Ltd., Class A....         555
      298  Tan Chong International Ltd.
             (a)..........................          67
       72  Techtronic Industries Co. .....         171
       25  Television Broadcasts Ltd. ....         131
       83  Wharf Holdings Ltd. ...........         294
        4  Wing Hang Bank Ltd.............          25
        9  Yue Yuen Industrial Holdings...          24
                                            ----------
                                                11,050
                                            ----------
Hungary (0.5%):
        8  Gedeon Richter Rt. (a).........       1,376
      111  Magyar Telekom Rt. (a).........         497
       20  Mol Magyar Olaj-es Gazipari
             Rt...........................       1,878
       49  OTP Bank Rt. (a)...............       1,601
                                            ----------
                                                 5,352
                                            ----------
India (0.6%):
       21  Bajaj Auto Ltd. GDR (a)........         926
       18  Grasim Industries Ltd. GDR
             (a)..........................         556
      406  Gujarat Ambuja Cements Ltd. GDR
             (a)..........................         710
       90  Hindalco Industries Ltd. GDR
             (a)..........................         287
       11  ICICI Bank Ltd. ADR (a)........         310
        7  Infosys Technologies Ltd. .....         466
      222  ITC Ltd., GDR (a) (f)..........         692
       26  Larsen & Toubro Ltd. GDR (a)
             (c)..........................       1,036
       23  Mahanagar Telephone Nigam,
             ADR..........................         156
       47  Ranbaxy Laboratories Ltd.
             GDR..........................         373
        8  Reliance Industries Ltd. GDR
             (e) (f)......................         297
       13  Satyam Computer Services
             Ltd. ........................         204
       14  Uniphos Enterprises Ltd., GDR
             (a)..........................          12
       96  United Phosphorus Ltd. ADR
             (a)..........................         512
                                            ----------
                                                 6,537
                                            ----------
Ireland (1.2%):
      175  Allied Irish Banks plc.........       3,753
       98  Bank of Ireland................       1,543


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Ireland, continued:
       69  CRH plc........................       2,020
       19  DCC plc........................         413
       81  Depfa Bank plc.................       1,190
       78  Elan Corp. plc (a).............       1,075
       23  Elan Corp. plc ADR (a).........         322
        4  Fyffes plc.....................          10
       97  Grafton Group plc Unit (a).....       1,052
      119  Independent News & Media plc...         359
       28  Irish Life & Permanent plc
             (a)..........................         579
       18  Kerry Group plc, Class A (a)...         390
    --(h)  Kingspan Group plc (a).........           4
       35  Ryanair Holdings plc (a).......         341
      385  Waterford Wedgwood plc Unit
             (a)..........................          27
                                            ----------
                                                13,078
                                            ----------
Israel (0.6%):
      228  Bank Hapoalim BM...............       1,050
      123  Bank Leumi Le-Israel BM........         470
       14  ECI Telecom Ltd. (a)...........         108
    --(h)  Elco Holdings Ltd. ............          --(h)
    --(h)  Industrial Buildings Corp. ....          --(h)
      302  Israel Chemicals Ltd. .........       1,183
    --(h)  Israel Corp Ltd. (The).........          17
    --(h)  Koor Industries Ltd. ..........          --(h)
        7  Koor Industries Ltd. ADR.......          73
      151  Makhteshim-Agan Industries
             Ltd. ........................         867
    --(h)  Osem Investment Ltd. ..........          --(h)
       67  Teva Pharmaceutical Industries
             Ltd. ADR (a) (c).............       2,881
                                            ----------
                                                 6,649
                                            ----------
Italy (7.4%):
       85  Alleanza Assicurazioni S.p.A.
             (a) (c)......................       1,052
       47  Arnoldo Mondadori Editore
             S.p.A. (a)...................         433
      208  Assicurazioni Generali S.p.A.
             (a) (c)......................       7,256
        7  Autogrill S.p.A. (c)...........          93
       65  Autostrade S.p.A. (a)..........       1,557
       28  Banca Antonveneta S.p.A. (a)
             (c)..........................         863
       51  Banca Fideuram S.p.A. (a)
             (c)..........................         278
      716  Banca Intesa S.p.A. (a)........       3,799
      219  Banca Intesa S.p.A. RNC (a)....       1,082
      206  Banca Monte dei Paschi di Siena
             S.p.A. (c)...................         963
      258  Banca Nazionale del Lavoro
             S.p.A. (c)...................         849
       87  Banca Popolare di Milano Scrl
             (a)..........................         953
       39  Banche Popolari Unite Scrl
             (a)..........................         856
       64  Banco Popolare di Verona e
             Novara Scrl (a)..............       1,294
       26  Benetton Group S.p.A. (c)......         293
       46  Bulgari S.p.A. (c).............         510
      329  Capitalia S.p.A. ..............       1,905

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Italy, continued:
       77  Edison S.p.A. (a) (c)..........         154
      921  Enel S.p.A. ...................       7,244
      584  ENI S.p.A. ....................      16,320
       84  Fiat S.p.A. (c)................         733
       56  FinecoGroup S.p.A. (a).........         542
       69  Finmeccanica S.p.A. (a)........       1,341
       59  Gruppo Editoriale L'Espresso
             S.p.A. (c)...................         310
       33  Italcementi S.p.A. (c).........         613
       33  Luxottica Group S.p.A. ........         842
        9  Marzotto S.p.A. (a)............          44
      185  Mediaset S.p.A. ...............       1,963
      125  Mediobanca S.p.A. (a)..........       2,391
       30  Mediolanum S.p.A. (c)..........         200
      469  Pirelli & C S.p.A. ............         431
      258  Sanpaolo IMI S.p.A. (c)........       4,034
      357  Seat Pagine Gialle S.p.A.
             (a)..........................         167
       70  Sirti S.p.A. ..................         189
      140  Snam Rete Gas S.p.A. ..........         575
      193  SNIA S.p.A. (a)................          20
       39  Sorin S.p.A. (a) (c)...........          79
    1,332  Telecom Italia Media S.p.A.
             (c)..........................         705
    2,230  Telecom Italia S.p.A. (a)......       6,502
    1,476  Telecom Italia S.p.A. RNC
             (a)..........................       3,663
      254  Terna S.p.A. (a)...............         627
       59  Tiscali S.p.A. (c).............         186
      576  UniCredito Italiano S.p.A. ....       3,949
    1,110  UniCredito Italiano S.p.A.
             (a)..........................       7,649
        9  Valentino Fashion Group (a)....         226
                                            ----------
                                                85,735
                                            ----------
Japan (27.0%):
       54  77 Bank Ltd. (The).............         409
        9  Acom Co., Ltd. ................         597
        1  Aderans Co., Ltd. .............          36
        8  Advantest Corp.................         792
       75  Aeon Co., Ltd. ................       1,906
        3  Aeon Credit Service Co.,
             Ltd. ........................         241
        8  Aiful Corp. ...................         694
       18  Aisin Seiki Co., Ltd. .........         672
       71  Ajinomoto Co., Inc. ...........         720
        2  Alfresa Holdings Corp. ........          79
       68  All Nippon Airways Co.,
             Ltd. ........................         277
       22  Alps Electric Co., Ltd. (c)....         305
       38  Amada Co., Ltd. ...............         336
       12  Amano Corp. ...................         226
        9  Anritsu Corp. (c)..............          51
        8  Aoyama Trading Co., Ltd. ......         279
       53  Asahi Breweries Ltd. (c).......         649
      117  Asahi Glass Co., Ltd. (c)......       1,512
      147  Asahi Kasei Corp. .............         998
    --(h)  Asatsu-DK, Inc. ...............           9
       61  Astellas Pharma, Inc. .........       2,376
        6  Autobacs Seven Co., Ltd. ......         290


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 52

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Japan, continued:
       65  Bank of Fukuoka Ltd. (The).....         555
       15  Bank of Kyoto Ltd. (The).......         181
      143  Bank of Yokohama (The) Ltd. ...       1,170
        9  Benesse Corp. .................         316
       75  Bridgestone Corp. (c)..........       1,571
        5  Canon Sales Co, Inc. ..........         107
       85  Canon, Inc. (c)................       5,006
       32  Casio Computer Co., Ltd. (c)...         533
       11  Central Glass Co., Ltd. (c)....          61
    --(h)  Central Japan Railway Co. .....       1,445
       68  Chiba Bank Ltd. (The)..........         570
       15  Chiyoda Corp. .................         344
       70  Chubu Electric Power Co., Inc.
             (c)..........................       1,666
       28  Chugai Pharmaceutical Co., Ltd.
             (c)..........................         597
        2  Circle K Sunkus Co., Ltd.
             (a)..........................          61
       42  Citizen Watch Co., Ltd. (c)....         351
       19  COMSYS Holdings Corp. (c)......         273
       21  Credit Saison Co., Ltd. .......       1,033
        7  CSK Holdings Corp. ............         325
       80  Dai Nippon Printing Co.,
             Ltd. ........................       1,429
       49  Daicel Chemical Industries
             Ltd. ........................         354
       32  Daido Steel Co., Ltd. (c)......         305
       76  Daiichi Sankyo Co., Ltd. (a)...       1,470
       25  Daikin Industries Ltd. ........         738
       30  Daimaru, Inc. .................         433
      105  Dainippon Ink and Chemicals,
             Inc. (c).....................         456
       17  Dainippon Screen Manufacturing
             Co., Ltd. ...................         142
       10  Daito Trust Construction Co.,
             Ltd. (c).....................         524
       58  Daiwa House Industry Co.,
             Ltd. ........................         911
      151  Daiwa Securities Group,
             Inc. ........................       1,716
       68  Denki Kagaku Kogyo K K.........         302
       64  Denso Corp. ...................       2,201
    --(h)  Dentsu, Inc. ..................         692
       24  Dowa Mining Co., Ltd. .........         255
    --(h)  E*Trade Securities Co., Ltd.
             (a) (c)......................         424
    --(h)  eAccess Ltd. ..................          66
    --(h)  East Japan Railway Co. ........       2,780
       37  Ebara Corp. (c)................         201
       30  Eisai Co., Ltd. (c)............       1,268
       13  Electric Power Development Co.
             (a) (c)......................         457
        4  Elpida Memory, Inc. (a) (c)....         108
        4  FamilyMart Co., Ltd. ..........         151
       19  Fanuc Ltd. ....................       1,575
        6  Fast Retailing Co., Ltd. (c)...         629
       24  Fuji Electric Holdings Co.,
             Ltd. ........................         127
       52  Fuji Photo Film Co., Ltd. .....       1,737
        5  Fuji Soft ABC, Inc. ...........         151
    --(h)  Fuji Television Network,
             Inc. ........................         213
       49  Fujikura Ltd. .................         394

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Japan, continued:
      203  Fujitsu Ltd. ..................       1,545
       63  Furukawa Electric Co., Ltd. (a)
             (c)..........................         496
    --(h)  Goodwill Group, Inc. (The).....          79
       75  Gunma Bank Ltd. (The)..........         551
       31  Gunze Ltd. ....................         209
        2  Hakuhodo DY Holdings, Inc.
             (a)..........................         141
       24  Hankyu Department Stores (c)...         213
        3  Hikari Tsushin, Inc. (c).......         234
       27  Hino Motors Ltd. ..............         171
        4  Hirose Electric Co., Ltd. .....         581
        7  Hitachi Cable Ltd. ............          33
        2  Hitachi Capital Corp. (c)......          32
       10  Hitachi Chemical Co., Ltd. ....         262
       13  Hitachi Construction Machinery
             Co., Ltd. ...................         301
      362  Hitachi Ltd. ..................       2,441
      117  Hokuhoku Financial Group, Inc.
             (c)..........................         547
       90  Honda Motor Co., Ltd. .........       5,212
       15  House Foods Corp. (c)..........         233
       51  Hoya Corp. ....................       1,827
       10  Ibiden Co., Ltd. ..............         519
    --(h)  Index Corp. ...................         148
    --(h)  INPEX Corp. (a)................         338
       26  Isetan Co., Ltd. (c)...........         544
       60  Ishihara Sangyo Kaisha Ltd.
             (c)..........................         107
      104  Ishikawajima-Harima Heavy
             Industries Co., Ltd. (a)
             (c)..........................         330
        2  Ito En Ltd. ...................          90
      165  Itochu Corp. ..................       1,378
        2  Itochu Techno-Science Corp.
             (c)..........................         117
        3  Jafco Co., Ltd. ...............         243
       86  Japan Airlines Corp. (c).......         234
    --(h)  Japan Prime Realty Investment
             Corp. .......................          56
    --(h)  Japan Real Estate Investment
             Corp. .......................         173
    --(h)  Japan Retail Fund Investment
             Corp. .......................         132
    --(h)  Japan Tobacco, Inc. ...........       1,491
       63  JFE Holdings, Inc. ............       2,099
       29  JGC Corp. (c)..................         550
       82  Joyo Bank Ltd. (The)...........         488
       29  JS Group Corp. (c).............         586
       17  JSR Corp. (c)..................         437
       23  JTEKT Corp. (c)................         422
      115  Kajima Corp. (c)...............         659
       31  Kamigumi Co., Ltd. (c).........         279
    --(h)  Kanebo Ltd. (a)................          --(h)
       41  Kaneka Corp. ..................         493
       93  Kansai Electric Power Co., Inc.
             (The)........................       1,999
        8  Kansai Paint Co., Ltd. ........          69
       62  Kao Corp. .....................       1,665
      166  Kawasaki Heavy Industries Ltd.
             (c)..........................         609
       63  Kawasaki Kisen Kaisha Ltd.
             (c)..........................         396
    --(h)  KDDI Corp. ....................       1,754


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Japan, continued:
       96  Keihin Electric Express Railway
             Co., Ltd. (c)................         758
       30  Keio Corp. (c).................         179
       12  Keisei Electric Railway Co.,
             Ltd. ........................          82
        4  Keyence Corp. .................       1,053
       24  Kikkoman Corp. ................         232
       26  Kinden Corp. ..................         236
      201  Kintetsu Corp. ................         800
       95  Kirin Brewery Co., Ltd. .......       1,108
      280  Kobe Steel Ltd. ...............         900
       21  Kokuyo Co., Ltd. ..............         303
      102  Komatsu Ltd. ..................       1,685
       10  Komori Corp. (c)...............         175
       11  Konami Corp. ..................         253
       52  Konica Minolta Holdings,
             Inc. ........................         534
        2  Kose Corp. ....................          64
      120  Kubota Corp. ..................       1,017
       47  Kuraray Co., Ltd. .............         484
       18  Kurita Water Industries Ltd.
             (c)..........................         350
       19  Kyocera Corp. .................       1,372
       52  Kyowa Hakko Kogyo Co., Ltd. ...         360
       39  Kyushu Electric Power Co.,
             Inc. ........................         846
        5  Lawson, Inc. ..................         189
       13  Leopalace21 Corp. .............         452
        3  Mabuchi Motor Co., Ltd. (c)....         144
       17  Makita Corp. ..................         421
      149  Marubeni Corp. (c).............         797
       40  Marui Co., Ltd. ...............         793
       11  Matsui Securities Co., Ltd.
             (c)..........................         146
        2  Matsumotokiyoshi Co., Ltd.
             (c)..........................          60
      240  Matsushita Electric Industrial
             Co., Ltd. ...................       4,621
       36  Matsushita Electric Works
             Ltd. ........................         335
       14  Mediceo Paltac Holdings Co.,
             Ltd. ........................         195
       43  Meiji Dairies Corp. (c)........         217
       41  Meiji Seika Kaisha Ltd. (c)....         218
    --(h)  Meitec Corp. ..................          13
    --(h)  Millea Holdings, Inc. .........       2,915
       45  Minebea Co., Ltd...............         240
      116  Mitsubishi Chemical Holdings
             Corp. (a)....................         731
      136  Mitsubishi Corp. ..............       2,997
      210  Mitsubishi Electric Corp. .....       1,486
      124  Mitsubishi Estate Co., Ltd. ...       2,574
       52  Mitsubishi Gas Chemical Co.,
             Inc. ........................         492
      329  Mitsubishi Heavy Industries
             Ltd. ........................       1,455
       25  Mitsubishi Logistics Corp.
             (c)..........................         415
      120  Mitsubishi Materials Corp.
             (c)..........................         616
       82  Mitsubishi Rayon Co., Ltd.
             (c)..........................         542
        1  Mitsubishi UFJ Financial Group,
             Inc. ........................      11,303
       36  Mitsubishi UFJ Securities Co.,
             Ltd. ........................         450
      165  Mitsui & Co., Ltd. (c).........       2,121

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Japan, continued:
       75  Mitsui Chemicals, Inc. (c).....         504
      109  Mitsui Engineering &
             Shipbuilding Co., Ltd.
             (c) .........................         356
       91  Mitsui Fudosan Co., Ltd. ......       1,837
       70  Mitsui Mining & Smelting Co.,
             Ltd. ........................         437
      132  Mitsui OSK Lines Ltd. .........       1,155
      139  Mitsui Sumitomo Insurance Co.,
             Ltd. ........................       1,703
       60  Mitsui Trust Holdings, Inc. ...         725
       64  Mitsukoshi Ltd. ...............         418
        2  Mitsumi Electric Co., Ltd.
             (c)..........................          19
        1  Mizuho Financial Group,
             Inc. ........................       8,532
       24  Murata Manufacturing Co.,
             Ltd. ........................       1,548
       23  Namco Bandai Holdings, Inc.
             (a)..........................         338
      228  NEC Corp. .....................       1,413
        3  NEC Electronics Corp. (c)......         104
    --(h)  NET One Systems Co., Ltd.
             (c)..........................         111
       41  NGK Insulators Ltd. (c)........         604
       29  NGK Spark Plug Co., Ltd. (c)...         639
       11  NHK Spring Co., Ltd. (c).......         115
        1  Nichii Gakkan Co. (c)..........          36
       50  Nichirei Corp. ................         207
       17  Nidec Corp. ...................       1,434
       87  Nikko Cordial Corp. ...........       1,384
       28  Nikon Corp. (c)................         442
       12  Nintendo Co., Ltd. ............       1,421
    --(h)  Nippon Building Fund, Inc.
             (c)..........................         219
       19  Nippon Electric Glass Co.,
             Ltd. ........................         417
      111  Nippon Express Co., Ltd. ......         675
       33  Nippon Light Metal Co., Ltd.
             (c)..........................          91
       15  Nippon Meat Packers, Inc. .....         160
       85  Nippon Mining Holdings,
             Inc. ........................         603
      148  Nippon Oil Corp. ..............       1,145
    --(h)  Nippon Paper Group, Inc. (c)...         416
       56  Nippon Sheet Glass Co., Ltd.
             (c)..........................         244
       24  Nippon Shokubai Co., Ltd.
             (c)..........................         271
      689  Nippon Steel Corp. (c).........       2,445
        1  Nippon Telegraph & Telephone
             Corp. .......................       2,764
      122  Nippon Yusen KK (c)............         836
       46  Nishi-Nippon City Bank Ltd.
             (The)........................         273
       40  Nishimatsu Construction Co.,
             Ltd. (c).....................         164
       14  Nissan Chemical Industries Ltd.
             (c)..........................         199
      253  Nissan Motor Co., Ltd. ........       2,583
      122  Nisshin Steel Co., Ltd. (c)....         393
       29  Nisshinbo Industries, Inc.
             (c)..........................         312
       14  Nissin Food Products Co., Ltd.
             (c)..........................         413
        2  Nitori Co., Ltd. (c)...........         153
       19  Nitto Denko Corp. .............       1,500
       11  NOK Corp. (c)..................         302
      207  Nomura Holdings, Inc. .........       3,981
    --(h)  Nomura Real Estate Office Fund,
             Inc. (c).....................         121


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 54

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Japan, continued:
        1  Nomura Research Institute
             Ltd. ........................          73
       61  NSK Ltd. ......................         419
       55  NTN Corp. (c)..................         431
    --(h)  NTT Data Corp. (c).............         745
        2  NTT DoCoMo, Inc. ..............       2,929
    --(h)  NTT Urban Development Corp. (a)
             (c)..........................         132
       71  Obayashi Corp. ................         525
    --(h)  Obic Co., Ltd. ................          92
       26  Odakuy Electric Railway Co.,
             Ltd. ........................         155
       93  OJI Paper Co., Ltd. (c)........         550
       46  Oki Electric Industry Co., Ltd.
             (c)..........................         169
       33  Okumura Corp. .................         186
       30  Olympus Corp. (c)..............         776
       29  Omron Corp. ...................         660
       19  Onward Kashiyama Co., Ltd. ....         373
        4  Oracle Corp. (c)...............         221
        4  Oriental Land Co., Ltd. (c)....         210
       10  ORIX Corp. ....................       2,535
      261  Osaka Gas Co., Ltd. ...........         900
       17  Pioneer Corp. (c)..............         238
       11  Promise Co., Ltd. .............         736
    --(h)  Rakuten, Inc. (a)..............         473
        1  Resona Holdings, Inc. (a)......       2,046
       79  Ricoh Co., Ltd. ...............       1,385
       13  Rohm Co., Ltd. ................       1,367
        2  Ryohin Keikaku Co., Ltd. (c)...         184
       22  Sanden Corp. (c)...............         102
        8  Sanken Electric Co., Ltd.
             (c)..........................         130
        4  Sankyo Co., Ltd. ..............         243
        9  Santen Pharmaceutical Co., Ltd.
             (c)..........................         247
       25  Sanwa Shutter Corp. ...........         154
      175  Sanyo Electric Co., Ltd. (c)...         477
       37  Sapporo Holdings Ltd. (c)......         208
        1  SBI Holdings, Inc. (c).........         370
       26  Secom Co., Ltd. ...............       1,381
       14  Sega Sammy Holdings, Inc.
             (a)..........................         486
       13  Seiko Epson Corp. (c)..........         316
       27  Seino Holdings Co., Ltd. (c)...         290
       55  Sekisui Chemical Co., Ltd. ....         371
       56  Sekisui House Ltd. (c).........         708
       88  Seven & I Holdings Co., Ltd.
             (a)..........................       3,755
        1  SFCG Co., Ltd. (c).............         143
      110  Sharp Corp. ...................       1,675
        7  Shimachu Co., Ltd. ............         209
        1  Shimamura Co., Ltd. (c)........         189
       15  Shimano, Inc. .................         407
       69  Shimizu Corp. .................         503
       43  Shin-Etsu Chemical Co.,
             Ltd. ........................       2,295
       59  Shinko Securities Co., Ltd. ...         298
      103  Shinsei Bank Ltd. .............         598
       39  Shionogi & Co., Ltd. (c).......         549
       49  Shiseido Co., Ltd. (c).........         905
       62  Shizuoka Bank Ltd. (The) (c)...         625

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Japan, continued:
      135  Showa Denko KK (c).............         527
       15  Showa Shell Sekiyu KK (c)......         180
       14  Skylark Co., Ltd. .............         225
        6  SMC Corp. .....................         915
    --(h)  Snow Brand Milk Products Co.,
             Ltd. (a).....................           2
       83  Softbank Corp. (c).............       3,495
       36  Sojitz Corp. (a) (c)...........         213
       95  Sompo Japan Insurance, Inc. ...       1,288
      114  Sony Corp. ....................       4,640
       12  Stanley Electric Co., Ltd. ....         193
        8  Sumitomo Bakelite Co., Ltd
             (c)..........................          66
      161  Sumitomo Chemical Co., Ltd. ...       1,103
      122  Sumitomo Corp. ................       1,578
       84  Sumitomo Electric Industries
             Ltd. ........................       1,277
       70  Sumitomo Heavy Industries
             Ltd. ........................         584
      434  Sumitomo Metal Industries
             Ltd. ........................       1,664
       65  Sumitomo Metal Mining Co.,
             Ltd. ........................         804
        1  Sumitomo Mitsui Financial
             Group, Inc. .................       5,736
       60  Sumitomo Osaka Cement Co., Ltd.
             (c)..........................         176
       42  Sumitomo Realty & Development
             Co., Ltd. ...................         918
       12  Sumitomo Rubber Industries,
             Inc. (c).....................         171
      148  Sumitomo Trust & Banking Co.,
             Ltd., (The)..................       1,513
       20  Suruga Bank Ltd. ..............         248
        5  Suzuken Co., Ltd. .............         172
       24  T&D Holdings, Inc. ............       1,609
      115  Taiheiyo Cement Corp. (c)......         468
       80  Taisei Corp. ..................         364
       22  Taisho Pharmaceutical Co., Ltd.
             (c)..........................         410
       21  Taiyo Nippon Sanso Corp. ......         140
        5  Taiyo Yuden Co., Ltd. (c)......          69
       25  Takara Holdings, Inc. (c)......         147
       36  Takashimaya Co., Ltd. (c)......         576
      102  Takeda Pharmaceutical Co.,
             Ltd. ........................       5,526
       12  Takefuji Corp. ................         820
       14  Takuma Co., Ltd. (c)...........          96
       24  Tanabe Seiyaku Co., Ltd. ......         233
       15  TDK Corp. .....................       1,032
      107  Teijin Ltd. (c)................         679
       34  Teikoku Oil Co., Ltd. (c)......         443
       17  Terumo Corp. (c)...............         503
        8  THK Co., Ltd. .................         214
        3  TIS, Inc. (c)..................          95
      118  Tobu Railway Co., Ltd. ........         619
        1  Toda Corp. ....................           5
       23  Toho Co., Ltd. ................         525
       55  Tohoku Electric Power Co.,
             Inc. ........................       1,109
       15  Tokuyama Corp. ................         193
        9  Tokyo Broadcasting System,
             Inc. ........................         230


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Japan, continued:
      126  Tokyo Electric Power Co., Inc.
             (The)........................       3,052
       18  Tokyo Electron Ltd. (c)........       1,139
      303  Tokyo Gas Co., Ltd. (c)........       1,348
       11  Tokyo Steel Manufacturing Co.,
             Ltd. ........................         162
       14  Tokyo Style Co., Ltd. .........         175
      114  Tokyu Corp. (c)................         806
       40  Tokyu Land Corp. (c)...........         395
       22  TonenGeneral Sekiyu KK (c).....         236
       74  Toppan Printing Co., Ltd.
             (c)..........................         865
      151  Toray Industries, Inc. ........       1,231
      338  Toshiba Corp. (c)..............       2,018
       71  Tosoh Corp. (c)................         310
       43  Toto Ltd. (c)..................         365
       26  Toyo Seikan Kaisha Ltd. (c)....         422
       97  Toyobo Co., Ltd. (c)...........         326
        7  Toyoda Gosei Co., Ltd. ........         128
       19  Toyota Industries Corp. .......         675
      328  Toyota Motor Corp. ............      17,147
       17  Toyota Tsusho Corp. ...........         385
       12  Trend Micro, Inc. (a) (c)......         437
      119  Ube Industries Ltd. ...........         323
        6  Uni-Charm Corp. (c)............         280
        5  Uniden Corp. (c)...............          97
       22  UNY Co., Ltd. .................         346
        8  Ushio, Inc. (c)................         196
        2  USS Co., Ltd. .................         105
       18  Wacoal Holdings Corp. (c)......         245
    --(h)  West Japan Railway Co. ........         746
        1  Yahoo! Japan Corp. ............       1,314
       14  Yakult Honsha Co., Ltd. (c)....         289
        7  Yamada Denki Co., Ltd. ........         844
       23  Yamaha Corp. ..................         374
       19  Yamaha Motor Co., Ltd. ........         486
       51  Yamato Holdings Co., Ltd. .....         840
       24  Yamazaki Baking Co., Ltd.
             (c)..........................         193
       17  Yaskawa Electric Corp. (a)
             (c)..........................         172
       32  Yokogawa Electric Corp. .......         542
       11  Zeon Corp. ....................         146
                                            ----------
                                               300,329
                                            ----------
Luxembourg (0.4%):
       55  Arcelor........................       1,360
      232  Tenaris S.A. (a)...............       2,728
                                            ----------
                                                 4,088
                                            ----------
Mexico (0.6%):
       26  Alfa S.A. de C.V., Class A
             (a)..........................         143
      959  America Movil S.A. de C.V.
             Class L (a)..................       1,400
      105  Cemex S.A. de C.V. (a).........         626
       19  Controlodora Comercial Mexicana
             S.A. de C.V. (a).............          29
       32  Fomento Economico Mexicano S.A.
             de C.V. (a)..................         231

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Mexico, continued:
       95  Grupo Carso S.A. de C.V., Class
             A (a)........................         231
      220  Grupo Mexico S.A. de C.V.,
             Class B (a)..................         514
       64  Grupo Modelo S.A. (a)..........         233
      121  Grupo Televisa S.A. (a)........         483
       34  Industrias Penoles S.A. de C.V.
             (a)..........................         188
       65  Kimberly-Clark de Mexico S.A.
             de C.V. Class A (a)..........         231
      358  Telefonos de Mexico S.A. de
             C.V., Class A (a)............         441
      687  Telefonos de Mexico S.A. de
             C.V., Class L (a)............         850
       29  Vitro S.A. de C.V., Class A
             (a)..........................          35
      151  Wal-Mart de Mexico S.A. de
             C.V., Series V (a)...........         840
                                            ----------
                                                 6,475
                                            ----------
Netherlands (2.8%):
      101  ABN Amro Holdings N.V. ........       2,650
       89  Aegon N.V. ....................       1,452
       15  Akzo Nobel N.V. ...............         696
       34  ASML Holding N.V. (a)..........         685
        4  Buhrmann N.V. .................          65
        5  Koninklijke DSM NV (a).........         211
      115  Euronext N.V. .................         557
       24  European Aeronautic Defence &
             Space Co. N.V. (a)...........         921
        6  Getronics N.V. (a) (c).........          85
       67  Hagemeyer N.V. (c).............         218
       22  Heineken N.V. (a)..............         694
      118  ING Groep N.V. (CVA)...........       4,098
       37  James Hardie Industries
             N.V. ........................         242
       92  Koninklijke Ahold N.V. (a).....         694
       84  Koninklijke Philips Electronics
             N.V. ........................       2,609
    --(h)  OCE N.V........................           4
       38  Qiagen N.V. (a)................         447
        2  Randstad Holdings N.V. ........          72
       38  Reed Elsevier N.V. (a).........         523
        3  Rodamco Europe N.V. ...........         282
       94  Royal Dutch Shell plc (a)......       2,861
      157  Royal Dutch Shell plc, Class A
             (a)..........................       4,805
      127  Royal KPN N.V. ................       1,271
        9  Royal Numico N.V. (a)..........         374
        2  SBM Offshore N.V. (a)..........         176
       20  TNT N.V. ......................         614
       38  Unilever N.V. CVA..............       2,607
        8  Vedior N.V. CVA................         117
       14  VNU N.V. ......................         458
        1  Wereldhave N.V. ...............         108
       19  Wolters Kluwer N.V., Class C
             CVA..........................         387
                                            ----------
                                                30,983
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 56

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
New Zealand (0.4%):
      206  Auckland International Airport
             Ltd. ........................         278
      138  Carter Holt Harvey Ltd. (c)....         235
       51  Contact Energy Ltd. ...........         232
       96  Fisher & Paykel Appliances
             Holdings Ltd. (c)............         227
      123  Fisher & Paykel Healthcare
             Corp. .......................         321
      109  Fletcher Building Ltd. ........         560
       30  Kiwi Income Property Trust,
             Unit.........................          26
       81  Sky City Entertainment Group
             Ltd. ........................         258
       45  Sky Network Television Ltd.
             (a)..........................         194
      465  Telecom Corp. of New Zealand
             Ltd. ........................       1,903
       65  Tower Ltd. (c).................          92
       48  Vector Ltd. (a)................          85
       26  Warehouse Group Ltd. ..........          64
       22  Waste Management NZ Ltd. ......          94
                                            ----------
                                                 4,569
                                            ----------
Norway (1.3%):
        1  Aker ASA, Class A (a)..........          19
      134  DNB NOR ASA (a)................       1,431
       13  Golar LNG Ltd. (a).............         171
       14  Hafslund ASA, Class B..........         152
       16  Hafslund ASA, Class A..........         170
       27  Norsk Hydro ASA................       2,758
       26  Norske Skogindustrier ASA......         419
       50  Orkla ASA......................       2,083
       10  Petroleum Geo-Services ASA (a)
             (c)..........................         302
       18  Schibsted ASA..................         526
        8  Smedvig ASA, Class A (a) (c)...         228
      131  Statoil ASA....................       3,009
       46  Storebrand ASA.................         401
       22  Tandberg ASA (c)...............         136
        4  Tandberg Television ASA (a)
             (c)..........................          47
      167  Telenor ASA....................       1,637
        2  Tomra Systems ASA..............          14
       39  Yara International ASA (a).....         572
                                            ----------
                                                14,075
                                            ----------
Philippines (0.6%):
    4,586  Ayala Land, Inc. ..............         853
      703  Bank of the Philippine
             Islands......................         720
    1,657  Filinvest Land, Inc. ..........          43
       92  Manila Electric Co., Class B...          38
      480  Metropolitan Bank & Trust......         289
    1,740  Petron Corp. ..................         147
       72  Philippine Long Distance
             Telephone Co. ...............       2,445
      252  San Miguel Corp., Class B......         422
    9,202  SM Prime Holdings..............       1,366
                                            ----------
                                                 6,323
                                            ----------

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Portugal (0.7%):
      180  Banco BPI S.A. (Registered)
             (c)..........................         821
      437  Banco Commercial Portugues
             S.A., (Registered)...........       1,208
       22  Banco Espirito Santo S.A.
             (Registered) (a) (c).........         357
       65  Brisa-Auto Estradas de Portugal
             S.A. (c).....................         548
       81  Cimpor Cimentos de Portugal
             S.A. (a) (c).................         445
      445  Energias de Portugal S.A.
             (a)..........................       1,371
       23  Jeronimo Martins (a) (c).......         342
      210  Portugal Telecom SGPS S.A.
             (c)..........................       2,124
       23  PT Multimedia Servicos de
             Telecomunicacoes e Multimedia
             SGPS S.A. (a) (c)............         260
       27  Sonae Industria SGPS S.A.
             (a)..........................         207
      403  Sonae SGPS S.A. ...............         562
                                            ----------
                                                 8,245
                                            ----------
Singapore (0.4%):
       35  Ascendas Real Estate Investment
             Trust........................          41
       25  CapitaCommercial Trust (a).....          22
      115  CapitaLand Ltd. ...............         238
        5  CapitaMall Trust...............           7
       48  Chartered Semiconductor
             Manufacturing Ltd. (c).......          37
       43  City Developments Ltd. ........         225
       98  ComfortDelgro Corp., Ltd. .....          94
        5  Creative Technology Ltd. ......          45
        6  Datacraft Asia Ltd. (a)........           6
       66  DBS Group Holdings Ltd. .......         653
       34  Haw Par Corp., Ltd. ...........         107
       14  Jardine Cycle & Carriage
             Ltd. ........................          94
       46  Keppel Corp., Ltd. (c).........         304
       17  Keppel Land Ltd. ..............          38
       10  MCL Land Ltd. .................          11
       53  Neptune Orient Lines Ltd. .....         106
      110  Oversea-Chinese Banking Corp
             (a)..........................         444
      106  Parkway Holdings Ltd. .........         135
       95  SembCorp Industries Ltd (a)....         156
       12  SembCorp. Marine Ltd. .........          20
       34  Singapore Airlines Ltd. .......         250
       21  Singapore Exchange Ltd. .......          37
        2  Singapore Land Ltd. ...........           6
       41  Singapore Post Ltd. ...........          28
      131  Singapore Press Holdings Ltd.
             (a)..........................         339
       29  Singapore Technologies
             Engineering Ltd. ............          50
      377  Singapore Telecommunications
             Ltd. (a).....................         591
       45  STATS ChipPAC Ltd. (a).........          30
       78  United Overseas Bank Ltd. .....         683
       13  United Overseas Land Ltd.
             (c)..........................          19


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Singapore, continued:
       17  Venture Corp., Ltd. ...........         144
        9  Want Want Holdings Ltd. .......           9
                                            ----------
                                                 4,969
                                            ----------
South Africa (0.5%):
        6  Anglo Platinum Ltd. ...........         446
        6  AngloGold Ashanti Ltd. ........         305
        6  AVI Ltd. ......................          15
       13  Barloworld Ltd. ...............         225
        2  Bidvest Group Ltd. ............          33
        6  Consol Ltd. (a)................          12
       37  Edgars Consolidated Stores Ltd.
             (a)..........................         203
      153  FirstRand Ltd. ................         447
       27  Gold Fields Ltd. ..............         479
        5  Harmony Gold Mining Co., Ltd.
             (a)..........................          68
        1  Impala Platinum Holdings
             Ltd. ........................         136
        9  Imperial Holdings Ltd. (a).....         195
        1  Investec Ltd. .................          49
       11  Liberty Group Ltd. ............         132
       30  Metropolitan Holdings Ltd. ....          57
       15  Mittal Steel South Africa
             Ltd. ........................         146
       16  MTN Group Ltd. ................         157
       13  Nampak Ltd. (a)................          36
        4  Naspers Ltd., Class N..........          63
       14  Nedbank Group Ltd. ............         222
       14  Sanlam Ltd. (a)................          33
       14  Sappi Ltd. ....................         160
       37  Sasol Ltd. ....................       1,337
       15  Shoprite Holdings Ltd. ........          43
       12  Standard Bank Group Ltd. (a)...         144
        8  Tiger Brands Ltd. (a)..........         178
        7  Telkom S.A. Ltd. ..............         141
                                            ----------
                                                 5,462
                                            ----------
South Korea (0.7%):
        2  Cheil Communications, Inc.
             (a)..........................         525
       12  Daelim Industrial Co. (a)......         843
       25  Daewoo Shipbuilding & Marine
             Engineering Co., Ltd. (a)....         681
       10  Daishin Securities Co.,
             Ltd. ........................         216
        8  Hyundai Mobis (a)..............         763
        6  LG Chem Ltd. (a)...............         329
        8  LG Electronics, Inc. (a).......         726
        4  POSCO..........................         718
        1  Samsung Electronics Co.,
             Ltd. ........................         901
        8  Samsung Fire & Marine Insurance
             Co., Ltd. ...................       1,060
        1  Shinsegae Co., Ltd. ...........         340
        1  SK Telecom Co., Ltd. ..........         209
                                            ----------
                                                 7,311
                                            ----------
Spain (4.5%):
       27  Abertis Infraestructuras S.A.
             (a) (c)......................         691
        1  Acciona S.A. ..................         144

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Spain, continued:
       34  Acerinox S.A. (a) (c)..........         499
       47  ACS Actividades Cons y Serv
             (a)..........................       1,508
       40  Altadis S.A. ..................       1,808
        7  Antena 3 de Television S.A. (a)
             (c)..........................         178
      407  Banco Bilbao Vizcaya Argentaria
             S.A. ........................       7,268
       76  Banco Popular Espanol S.A. (a)
             (c)..........................         931
      778  Banco Santander Central Hispano
             S.A. ........................      10,266
       10  Cintra Concesiones de
             Infraestructuras de
             Transporte S.A. (a) (c)......         121
       14  Corp. Financiera Alba..........         636
       33  Corp. Mapfre S.A. .............         539
      122  Endesa S.A. (c)................       3,209
       10  Fomento de Construcciones y
             Contratas S.A. (c)...........         565
       10  Gamesa Corp.Tecnologica S.A.
             (a)..........................         147
       34  Gas Natural SDG S.A. ..........         964
        6  Grupo Ferrovial S.A. ..........         391
      100  Iberdrola S.A. (a) (c).........       2,729
       51  Iberia Lineas Aereas de Espana
             (a)..........................         139
       31  Inditex S.A. ..................         997
       21  Indra Sistemas S.A. (a)........         404
        7  Metrovacesa S.A. ..............         418
        4  Promotora de Informaciones S.A.
             (c)..........................          67
      117  Repsol YPF S.A. (c)............       3,424
       16  Sacyr Vallehermoso S.A. .......         378
       17  Sociedad General de Aguas de
             Barcelona S.A., Class A
             (c)..........................         361
        7  Sogecable S.A. (a) (c).........         284
       11  Telefonica Publicidad e
             Informacion S.A. (c).........          96
      534  Telefonica S.A. ...............       8,030
       18  Telefonica S.A. ADR (a)........         803
       46  Telepizza......................         101
       31  Union Fenosa S.A. (c)..........       1,151
       44  Zeltia S.A. (a) (c)............         307
                                            ----------
                                                49,554
                                            ----------
Sweden (1.7%):
       13  Alfa Laval AB (a)..............         277
       20  Assa Abloy AB, Class B.........         321
       40  Atlas Copco AB Class A (a).....         900
       10  D Carnegie AB..................         151
        1  Elekta AB (a)..................          15
       23  Electrolux AB, Class B.........         593
       13  Eniro AB.......................         162
       12  Fabege Fastifheter RSC (a).....         164
       26  Gambro AB (a)..................         283


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Sweden, continued:
        4  Getinge AB, Class B (a)........          52
       34  Hennes & Mauritz AB, Class B...       1,144
       12  Hoganas AB, Class B (a)........         253
        4  Holmen AB, Class B.............         131
        9  Kungsleden AB (a)..............         273
        3  Modern Times Group AB, Class
             B............................         113
      209  Nordea Bank AB.................       2,179
       14  Sandvik AB.....................         670
    --(h)  SAS AB, Class B................           5
        4  Scania AB, Class B.............         144
       35  Securitas AB, Class B..........         586
       67  Skandia Forsakrings AB (c).....         402
       61  Skandinaviska Enskilda Banken
             AB, Class A..................       1,248
       27  Skanska AB, Class B............         409
       29  SKF AB, Class B (a)............         412
        2  Ssab Svenskt Stal AB, Class
             A............................          69
        3  Ssab Svenskt Stal AB, Class
             B............................         118
       20  Svenska Cellulosa AB, Class
             B............................         729
       51  Svenska Handelsbanken AB, Class
             A............................       1,253
       12  Swedish Match AB...............         139
       16  Tele2 AB, Class B (a) (c)......         167
    1,098  Telefonaktiebolaget LM
             Ericsson, Class B............       3,783
       42  Telelogic AB (a)...............         107
      132  TeliaSonera AB.................         710
        8  Trelleborg AB, Class B.........         165
        3  Volvo AB, Class A..............         146
       19  Volvo AB, Class B..............         913
        4  WM-data AB, Class B............          12
                                            ----------
                                                19,198
                                            ----------
Switzerland (1.8%):
       53  ABB Ltd. (a)...................         513
        7  Adecco S.A. (Registered).......         310
        3  Clariant AG (Registered) (a)...          42
       10  Compagnie Financiere Richemont
             AG, Class A..................         422
        3  Converium Holding AG (a).......          30
       29  Credit Suisse Group............       1,484
    --(h)  Givaudan S.A. (Registered).....         132
        4  Holcim Ltd. (Registered).......         278
        1  Kudelski S.A. (a)..............          34
    --(h)  Kuoni Reisen Holding (a).......          14
        2  Logitech International S.A.
             (a)..........................          76
        2  Lonza Group AG (Registered)
             (a)..........................         131
        1  Micronas Semiconductor Holding
             AG ADR.......................          20
       11  Nestle S.A. (Registered).......       3,301
    --(h)  Nobel Biocare Holding AG (a)...          61
       63  Novartis AG (Registered).......       3,329
    --(h)  Phonak Holding AG..............           5
       20  Roche Holding AG...............        2976

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Switzerland, continued:
    --(h)  Serono S.A., Class B...........          10
    --(h)  SGS S.A. ......................         346
       72  STMicroelectronics N.V. .......       1,289
    --(h)  Sulzer AG......................          23
       12  Swatch Group AG................         360
        8  Swiss Reinsurance
             (Registered).................         586
        1  Swisscom AG (Registered).......         318
        3  Syngenta AG (a)................         434
       33  UBS AG (Registered)............       3,128
    --(h)  Unaxis Holding AG (Registered)
             (a)..........................          47
        3  Zurich Financial Services AG
             (Registered).................         687
                                            ----------
                                                20,386
                                            ----------
Taiwan (0.4%):
      400  Asustek Computer, Inc. ........       1,228
    2,171  Far Eastern Textile Co.,
             Ltd. ........................       1,451
      490  Quanta Computer, Inc. .........         688
    1,311  Taishin Financial Holdings Co.,
             Ltd. ........................         685
      928  Taiwan Mobile Co., Ltd. .......         810
                                            ----------
                                                 4,862
                                            ----------
Thailand (0.5%):
      200  Advance Agro PCL...............         127
       65  Advanced Information Service
             PCL..........................         170
      246  Bangkok Bank PCL...............         688
      152  Electricity Generating PCL.....         316
      751  Hana Microelectronics PCL
             (a)..........................         485
      604  ICC International PCL..........         614
      416  Kasikornbank PCL...............         763
      576  Nation Multimedia Group PCL....         138
      101  PTT Exploration & Production
             PCL..........................       1,163
      424  Shin Corp. PCL (c).............         437
      137  Siam Cement PCL................         884
                                            ----------
                                                 5,785
                                            ----------
Turkey (0.6%):
       56  Akbank TAS (a).................         451
       48  Akcansa Cimento A.S. (a).......         289
        3  Aksa Akrilik Kimya Sanayii
             (a)..........................          29
      106  Aksigorta A.S. (a).............         803
        4  Alarko Holding A.S. (a)........         167
       15  Anadolu Efes Biracilik Ve Malt
             Sanayii A.S. (a).............         407
       38  Arcelik (a)....................         265
       41  Aygaz A.S. (a).................         182
      150  Cimsa Cimento Sanayi VE Tica
             (a)..........................       1,058
       64  Eregli Demir ve Celik
             Fabrikalari TAS (a)..........         422
       37  Ford Otomotiv Sanayi A.S.......         324
       40  Migros Turk TAS (a)............         384
       46  Tofas Turk Otomobil Fabrik
             (a)..........................          95
       49  Trakya Cam Sanayi A.S. (a).....         192


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Turkey, continued:
        3  Tupras Turkiye Petrol Rafine
             (a)..........................          60
      157  Turkiye Garanti Bankasi A.S.
             (a)..........................         565
       46  Turkiye Is Bankasi, Class C
             (a)..........................         395
       79  Vestel Elektronik Sanayi (a)...         293
       80  Yapi ve Kredi Bankasi (a)......         367
                                            ----------
                                                 6,748
                                            ----------
United Kingdom (9.8%):
       42  Anglo American plc.............       1,418
       30  3i Group plc (a)...............         440
       34  Aegis Group plc (a)............          71
        5  Aggreko plc....................          25
       10  Alliance Unichem plc (a).......         142
       12  Amec plc.......................          72
       39  Amvescap plc...................         297
       63  Anglo American plc.............       2,154
       59  ARM Holdings plc...............         123
        7  Arriva plc.....................          68
        7  Associated British Ports
             Holdings plc.................          72
       73  AstraZeneca plc (a)............       3,536
      105  Aviva plc......................       1,271
       57  BAA plc........................         619
      144  BAE Systems plc................         946
       16  Balfour Beatty plc.............          99
      297  Barclays plc (a)...............       3,114
       17  Barratt Developments plc.......         293
       14  BBA Group plc..................          77
        3  Bellway plc....................          66
        3  Berkeley Group Holdings plc
             Unit (a).....................          60
      165  BG Group plc (a)...............       1,635
      107  BHP Billiton plc...............       1,759
       19  BOC Group plc..................         393
       42  Boots Group plc (a)............         435
        3  Bovis Homes Group plc..........          42
      954  BP plc (a).....................      10,212
       44  Brambles Industries plc (a)....         317
       26  British Airways plc (a)........         150
       71  British American Tobacco plc...       1,579
       33  British Land Co. plc...........         602
       53  British Sky Broadcasting plc...         450
        1  Brixton plc....................           5
      389  BT Group plc (a)...............       1,490
       14  Bunzl plc (a)..................         156
       13  Burberry Group plc (a).........          99
      110  Cable & Wireless plc...........         226
      101  Cadbury Schweppes plc..........         951
       25  Capita Group plc...............         180
        8  Carnival plc (a)...............         455
       21  Cattles plc....................         121
      185  Centrica plc (a)...............         811
        5  Close Brothers Group plc (a)...          85
       36  Cobham plc (a).................         106
      112  Compass Group plc..............         423

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
United Kingdom, continued:
       26  Cookson Group plc (a)..........         190
      201  Corus Group plc (a)............         204
        8  Daily Mail & General Trust
             (a)..........................         114
        3  Davis Service Group plc (a)....          25
        5  De La Rue plc (a)..............          38
      133  Diageo plc.....................       1,920
       95  Dixons Group plc...............         267
        5  DX Services plc (a)............          32
       18  Eircom Group plc (a)...........          43
       28  Electrocomponents plc..........         137
       10  Emap plc.......................         142
       43  EMI Group plc..................         181
      200  Energis plc (a) (c)............           3
       13  Enterprise Inns plc (a)........         208
        9  Filtrona plc (a)...............          45
        9  First Choice Holidays plc
             (a)..........................          39
       15  Firstgroup plc.................         105
       16  FKI plc........................          32
       91  Friends Provident plc (a)......         296
       28  Gallaher Group plc.............         426
       49  GKN plc (a)....................         241
      266  GlaxoSmithKline plc (a)........       6,713
        1  Great Portland Estates plc
             (a)..........................           5
       43  Group 4 Securicor plc (a)......         118
       38  GUS plc (a)....................         671
        8  Hammerson plc..................         145
       44  Hanson plc (a).................         479
       95  Hays plc.......................         206
      179  HBOS plc (a)...................       3,053
       93  Hilton Group plc...............         583
       11  HMV Group plc (a)..............          34
      523  HSBC Holdings plc..............       8,386
       19  ICAP plc (a)...................         134
       11  IMI plc........................          92
       56  Imperial Chemical Industries
             plc..........................         321
       33  Imperial Tobacco Group plc.....         977
        3  Inchcape plc (a)...............         120
       25  Intercontinental Hotels Group
             plc (a)......................         367
       86  International Power plc. (a)...         355
        4  Intertek Group plc (a).........          47
      223  Invensys plc (a)...............          71
        8  iSOFT Group plc (a)............          56
      191  ITV plc (a)....................         370
       61  J Sainsbury plc (a)............         333
        8  Johnson Matthey plc............         186
       13  Kelda Group plc (a)............         175
       32  Kesa Electricals plc (a).......         144
       98  Kingfisher plc (a).............         400
       31  Land Securities Group plc
             (a)..........................         902
      304  Legal & General Group plc......         637
        6  Liberty International plc
             (a)..........................          96
      255  Lloyds TSB Group plc (a).......       2,136
       49  LogicaCMG plc..................         150
       10  London Stock Exchange plc
             (a)..........................         104
       13  Man Group plc..................         411


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 60

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
United Kingdom, continued:
       12  Marconi Corp. plc (a)..........          80
       89  Marks & Spencer Group plc
             (a)..........................         774
       15  Meggitt plc....................          95
       15  MFI Furniture plc..............          20
       28  Misys plc......................         116
       41  Mitchells & Butlers plc (a)....         296
        5  National Express Group plc.....          77
      122  National Grid plc (a)..........       1,189
       11  Next plc (a)...................         277
       25  Old Mutual plc.................          72
       37  Pearson plc (a)................         441
       45  Peninsular & Oriental Steam
             Navigation Co. (The) (a).....         361
       11  Persimmon plc (a)..............         227
       68  Pilkington plc (a).............         173
       17  Premier Farnell plc............          51
       10  Provident Financial plc........          91
      107  Prudential plc (a).............       1,013
        9  Punch Taverns plc (a)..........         131
       48  Rank Group plc (a).............         252
       26  Reckitt Benckiser plc (a)......         872
       61  Reed Elsevier plc (a)..........         569
       94  Rentokil Initial plc...........         265
        6  Repurchase plc.................          73
       64  Reuters Group plc..............         477
       38  Rexam plc......................         335
       49  Rio Tinto plc..................       2,247
    2,216  Rolls-Royce Group plc, Class B
             (a)..........................           4
       66  Rolls-Royce Group plc (a)......         488
      132  Royal & Sun Alliance Insurance
             Group plc (a)................         286
      148  Royal Bank of Scotland Group
             plc (a)......................       4,457
      122  Royal Dutch Shell plc, Class B
             (a)..........................       3,905
       38  SABMiller plc..................         694
       65  Sage Group plc (a).............         290
       13  Schroders plc..................         211
       33  Scottish & Newcastle plc (a)...         274
       36  Scottish & Southern Energy plc
             (a)..........................         625
       98  Scottish Power plc (a).........         914
       15  Serco Group plc................          82
       13  Severn Trent plc...............         250
       66  Signet Group plc...............         122
        9  Slough Estates plc (a).........          95
       34  Smiths Group plc (a)...........         603
       41  Smith & Nephew plc (a).........         381
        7  SSL International plc (a)......          35
       34  Stagecoach Group plc (a).......          68
       34  Stolt Offshore S.A. ...........         394
        2  Stolt-Nielsen S.A. ............          56
       20  Tate & Lyle plc (a)............         194
       41  Taylor Woodward plc (a)........         266
      350  Tesco plc (a)..................       1,996
       27  Tomkins plc (a)................         140

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
United Kingdom, continued:
        4  Travis Perkins plc (a).........          88
       10  Trinity Mirror plc (a).........         101
      121  Unilever plc...................       1,205
       12  United Business Media plc
             (a)..........................         137
       27  United Utilities plc (a).......         312
    2,965  Vodafone Group plc (a).........       6,380
        8  Whitbread plc (a)..............         125
       10  William Hill plc (a)...........          91
       15  Wimpey George plc (a)..........         123
       25  Wolseley plc (a)...............         528
       15  Woolworths Group plc (a).......          10
       50  WPP Group plc. (a).............         539
       29  Yell Group plc (a).............         265
                                            ----------
                                               108,618
                                            ----------
  Total Common Stocks
    (Cost $697,503)                          1,089,842
                                            ----------
ISHARES (0.2%):
Germany (0.1%):
       34  MSCI Germany Index Fund........         698
                                            ----------
Pacific ex-Japan (0.1%):
       15  MSCI Pacific ex-Japan Index
             Fund.........................       1,436
                                            ----------
Singapore (0.0%) (g):
        2  MSCI Singapore Index Fund......          15
                                            ----------
  Total iShares
    (Cost $1,987)                                2,149
                                            ----------
PREFERRED STOCKS (0.8%):
Brazil (0.4%):
       65  Aracruz Celulose S.A. .........         258
       22  Banco Bradesco S.A. ...........         651
       38  Banco Itau Holding Financeira
             S.A. ........................         908
    7,316  Brasil Telecom Participacoes
             S.A. ........................          54
    5,986  Cia Brasileira de Distribuicao
             Grupo Pao de Acucar..........         197
      788  Cia de Bebidas das Americas....         303
    2,930  Cia Energetica de Minas Gerais
             S.A. (a).....................         119
       29  Cia Vale do Rio Doce...........       1,034
       33  Contax Participacoes S.A.
             (a)..........................          40
       21  Petroleo Brasileiro S.A. ......         340
       16  ProSiebenSat.1 Media AG (a)
             (c)..........................         298
       33  Tele Norte Leste Participacoe
             S.A. ........................         589
        8  Telesp Celular Participacoes
             S.A. (a).....................          32
       23  Uniao De Bancos Brasileiros....         131
       13  Votorantim Celulosee e Papel
             S.A. ........................         160
                                            ----------
                                                 5,114
                                            ----------
Germany (0.4%):
        5  Fresenius Medical Care AG......         452
       11  Henkel KGaA....................       1,116


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Preferred Stocks, continued:
Germany, continued:
        2  Porsche AG.....................       1,409
       12  RWE AG.........................         794
       17  Volkswagen AG..................         637
                                            ----------
                                                 4,408
                                            ----------
Singapore (0.0%) (g):
       34  Oversea-Chinese Banking Corp.
             (a)..........................          21
                                            ----------
  Total Preferred Stocks
    (Cost $5,433)                                9,543
                                            ----------

NUMBER OF
 RIGHTS
---------
RIGHTS (0.0%) (G):
Brazil (0.0%) (g):
       11  Rio Bond expiring 12/31/09
             (a)..........................          --(h)
                                            ----------
Hong Kong (0.0%) (g):
        3  Cheung Kong Ltd. expiring
             01/03/06 (a) (f).............          --(h)
                                            ----------
  Total Rights
    (Cost $--)                                      --(h)
                                            ----------

NUMBER OF
WARRANTS        SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
WARRANTS (0.0%) (G):
Singapore (0.0%) (g):
        5  City Developments Ltd.,
             expiring 05/10/06 (a) (Cost
             $--).........................          19
                                            ----------
  Total Long-Term Investments
    (Cost $704,923)                          1,101,553
                                            ----------
SHORT-TERM INVESTMENTS (1.8%):
Investment Company (1.7%):
   19,016  JPMorgan Liquid Assets Money
             Market Fund (b) (m)..........      19,016
                                            ----------
U.S. Treasury Obligation (0.1%):
    1,050  U.S. Treasury Bills 3.87%,
             02/09/06 (k) (n).............       1,045
                                            ----------
  Total Short-Term Investments
    (Cost $20,061)                              20,061
                                            ----------
PRINCIPAL
AMOUNT($)
---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
(11.5%):
Certificates of Deposit (1.4%):
    5,000  Credit Suisse First Boston,
             FRN, 4.27%, 10/17/06.........       5,000
    4,999  Sun Trust Bank, Atlanta, FRN,
             4.39%, 06/28/07..............       4,999
    5,000  Wells Fargo Bank San Francisco,
             FRN, 4.30%, 01/27/06.........       5,000
                                            ----------
                                                14,999
                                            ----------

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Commercial Paper (0.4%):
    5,000  Morgan Stanley & Co. Inc., FRN,
             4.33%, 04/17/06..............       5,000
                                            ----------
Repurchase Agreements (9.7%):
    6,525  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             01/03/06, repurchase price
             $6,528, collateralized by
             U.S. Government Agency
             Mortgages....................       6,525
   21,500  Barclays Capital, 4.28%, dated
             12/30/05, due 01/03/06,
             repurchase price $21,510,
             collateralized by U.S.
             Government Agency
             Mortgages....................      21,500
    2,500  Lehman Brothers, Inc., 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $2,512,
             collateralized by various
             equity and stock exchange
             securities...................       2,500
   25,000  Lehman Brothers, Inc., 4.37%,
             dated 12/30/05, due 01/03/06,
             repurchase price $25,012,
             collateralized by U.S.
             Government Agency
             Mortgages....................      25,000
   26,000  Morgan Stanley & Co. Inc.,
             4.27%, dated 12/30/05, due
             01/03/06, repurchase price
             $26,012, collateralized by
             U.S. Government Agency
             Mortgages....................      26,000
   26,000  UBS Securities LLC, 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $26,012,
             collateralized by U.S.
             Government Agency
             Mortgages....................      26,000
                                            ----------
                                               107,525
                                            ----------
  Total Investments of Cash Collateral for
    Securities on Loan (Cost $127,524)         127,524
                                            ----------
  TOTAL INVESTMENTS -- 112.4%
    (Cost $852,508)                          1,249,138
  LIABILITIES IN EXCESS OF OTHER
    ASSETS -- (12.4)%                         (137,472)
                                            ----------
  NET ASSETS -- 100.0%                      $1,111,666
                                            ==========


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 62

JPMORGAN INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                               NOTIONAL VALUE AT 12/31/05   UNREALIZED APPRECIATION
NUMBER OF CONTRACTS       DESCRIPTION        EXPIRATION DATE             (USD)                       (USD)
-------------------------------------------------------------------------------------------------------------------
        103           Dow Jones Euro Stoxx     March, 2006               $4,375                      $ 81
         39              FTSE 100 Index        March, 2006                3,768                        54
         54               Topix Index          March, 2006                7,525                       201
                                                                                                     ----
                                                                                                     $336
                                                                                                     ====

SUMMARY OF INVESTMENTS BY INDUSTRY, DECEMBER 31, 2005

The following table presents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY
--------------------------------------------------------------------
Financials..................................................    27.3%
Consumer Discretionary......................................    12.2
Industrials.................................................    11.1
Materials...................................................     8.7
Information Technology......................................     8.7
Energy......................................................     7.3
Telecommunication Services..................................     7.0
Utilities...................................................     5.6
Consumer Staples............................................     5.5
Health Care.................................................     5.5
Other (less than 1.0%)......................................     0.2
Short-Term Investments......................................     1.8
Investments of Cash Collateral for Securities on Loan.......    11.5
                                                               -----
Total.......................................................   112.4%
                                                               =====


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTREPID MID CAP FUND (FORMERLY JPMORGAN DIVERSIFIED MID CAP FUND)
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  ---------
LONG-TERM INVESTMENTS (99.0%):
COMMON STOCKS (99.0%):
Aerospace & Defense (0.8%):
      132  Precision Castparts Corp. .......      6,821
                                              ---------
Auto Components (0.7%):
      342  Goodyear Tire & Rubber Co. (The)
             (a) (c)........................      5,937
                                              ---------
Biotechnology (0.4%):
      109  Applera Corp.- Applied Biosystems
             Group..........................      2,903
                                              ---------
Building Products (0.7%):
       89  USG Corp. (a)....................      5,756
                                              ---------
Capital Markets (2.8%):
       70  Affiliated Managers Group, Inc.
             (a) (c)........................      5,609
      130  American Capital Strategies Ltd.
             (c)............................      4,707
      376  E*Trade Financial Corp. (a)......      7,850
      137  Raymond James Financial, Inc. ...      5,150
                                              ---------
                                                 23,316
                                              ---------
Commercial Banks (3.4%):
      235  Colonial BancGroup, Inc. (The)
             (c)............................      5,595
      191  TD Banknorth, Inc. ..............      5,554
       63  UnionBanCal Corp. ...............      4,309
       87  Westcorp ........................      5,789
       91  Zions Bancorp....................      6,876
                                              ---------
                                                 28,123
                                              ---------
Commercial Services & Supplies (3.1%):
      141  Career Education Corp. (a) (c)...      4,754
      164  Equifax, Inc. ...................      6,218
       86  Herman Miller, Inc. .............      2,410
      198  R.R. Donnelley & Sons Co. .......      6,760
      136  West Corp. (a)...................      5,716
                                              ---------
                                                 25,858
                                              ---------
Communications Equipment (1.3%):
      160  Adtran, Inc. (c).................      4,762
      150  Harris Corp......................      6,440
                                              ---------
                                                 11,202
                                              ---------
Computers & Peripherals (2.4%):
       91  Apple Computer, Inc. (a).........      6,520
       82  SanDisk Corp. (a)................      5,120
      449  Western Digital Corp. (a) (c)....      8,352
                                              ---------
                                                 19,992
                                              ---------
Construction Materials (0.7%):
       45  Eagle Materials, Inc. (c)........      5,543
                                              ---------
Consumer Finance (1.1%):
      192  AmeriCredit Corp. (a)............      4,911
      113  CompuCredit Corp. (a) (c)........      4,329
                                              ---------
                                                  9,240
                                              ---------

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Containers & Packaging (0.4%):
      187  Crown Holdings, Inc. (a).........      3,642
                                              ---------
Diversified Consumer Services (0.7%):
      690  Service Corp. International......      5,643
                                              ---------
Diversified Financial Services (1.0%):
      174  Principal Financial Group (c)....      8,239
                                              ---------
Diversified Telecommunication Services (1.9%):
      201  AT&T, Inc. (m)...................      4,914
      178  CenturyTel, Inc. ................      5,902
      218  Telewest Global, Inc. (a)........      5,188
                                              ---------
                                                 16,004
                                              ---------
Electric Utilities (2.8%):
      127  Edison International.............      5,525
      256  PPL Corp. .......................      7,512
       91  TXU Corp.........................      4,590
       99  WPS Resources Corp. (c)..........      5,451
                                              ---------
                                                 23,078
                                              ---------
Electronic Equipment & Instruments (1.4%):
      187  Arrow Electronics, Inc. (a)......      6,003
      241  Avnet, Inc. (a)..................      5,760
                                              ---------
                                                 11,763
                                              ---------
Food & Staples Retailing (1.5%):
      415  Kroger Co. (The) (a).............      7,831
      200  Safeway, Inc. ...................      4,742
                                              ---------
                                                 12,573
                                              ---------
Food Products (1.2%):
      204  Archer-Daniels-Midland Co. ......      5,022
      159  Pilgrim's Pride Corp., Class B
             (c)............................      5,269
                                              ---------
                                                 10,291
                                              ---------
Health Care Providers & Services (6.4%):
       50  Aetna, Inc. .....................      4,685
      147  AmerisourceBergen Corp. .........      6,077
       35  Cigna Corp. .....................      3,949
      151  Community Health Systems, Inc.
             (a)............................      5,774
      121  Coventry Health Care, Inc. (a)...      6,887
       51  Express Scripts, Inc. (a)........      4,265
      121  Health Net, Inc. (a).............      6,253
      142  Humana, Inc. (a).................      7,688
       67  Sierra Health Services, Inc.
             (a)............................      5,341
       36  WellPoint, Inc. (a)..............      2,849
                                              ---------
                                                 53,768
                                              ---------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 64

JPMORGAN INTREPID MID CAP FUND (FORMERLY JPMORGAN DIVERSIFIED MID CAP FUND)
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Hotels, Restaurants & Leisure (1.9%):
       80  Choice Hotels International, Inc.
             (c)............................      3,349
      183  Darden Restaurants, Inc. ........      7,106
      183  GTECH Holdings Corp. ............      5,815
                                              ---------
                                                 16,270
                                              ---------
Household Durables (4.5%):
       77  Black & Decker Corp. ............      6,731
       86  KB Home..........................      6,258
      112  Lennar Corp., Class A............      6,816
       36  Meritage Homes Corp. (a) (c).....      2,256
      172  Pulte Homes, Inc. ...............      6,750
      134  Standard-Pacific Corp. (c).......      4,938
      122  Toll Brothers, Inc. (a)..........      4,219
                                              ---------
                                                 37,968
                                              ---------
Household Products (0.6%):
      108  Energizer Holdings, Inc. (a).....      5,401
                                              ---------
Industrial Conglomerates (1.3%):
       85  Teleflex, Inc. (c)...............      5,512
      100  Walter Industries, Inc. (c)......      4,992
                                              ---------
                                                 10,504
                                              ---------
Insurance (4.2%):
      160  Assurant, Inc. ..................      6,955
      133  CNA Financial Corp. (a) (c)......      4,360
      127  First American Corp. ............      5,771
      202  HCC Insurance Holdings, Inc.
             (c)............................      5,996
       52  Loews Corp. .....................      4,961
      153  W.R. Berkley Corp. ..............      7,305
                                              ---------
                                                 35,348
                                              ---------
Internet Software & Services (0.6%):
      474  EarthLink, Inc. (a)..............      5,265
                                              ---------
IT Services (0.7%):
      130  Global Payments, Inc. ...........      6,045
                                              ---------
Machinery (2.9%):
       72  Cummins, Inc. (c)................      6,467
      140  Oshkosh Truck Corp. .............      6,251
       76  Reliance Steel & Aluminum Co.
             (c)............................      4,657
      115  Terex Corp. (a)..................      6,852
                                              ---------
                                                 24,227
                                              ---------
Media (2.7%):
      141  Dex Media, Inc. .................      3,806
      135  John Wiley & Sons, Inc., Class
             A..............................      5,278
       67  McGraw-Hill Cos., Inc. (The).....      3,438
       58  Omnicom Group, Inc. .............      4,972
       84  R.H. Donnelley Corp. (a).........      5,195
                                              ---------
                                                 22,689
                                              ---------
Metals & Mining (3.6%):
      199  Allegheny Technologies, Inc. ....      7,184
      122  Nucor Corp. .....................      8,133

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Metals & Mining, continued:
       60  Phelps Dodge Corp. ..............      8,611
       89  Southern Copper Corp. (c)........      5,934
                                              ---------
                                                 29,862
                                              ---------
Multi-Utilities (4.3%):
      419  CenterPoint Energy, Inc. (c).....      5,384
      132  Constellation Energy Group,
             Inc. ..........................      7,592
      155  Energen Corp. ...................      5,617
      181  MDU Resources Group, Inc. .......      5,926
      139  National Fuel Gas Co. (c)........      4,323
      169  Sempra Energy....................      7,555
                                              ---------
                                                 36,397
                                              ---------
Multiline Retail (2.7%):
      132  Federated Department Stores,
             Inc. ..........................      8,731
      123  J.C. Penney Co., Inc. ...........      6,822
      199  Nordstrom, Inc. .................      7,431
                                              ---------
                                                 22,984
                                              ---------
Oil, Gas & Consumable Fuels (7.2%):
       63  Burlington Resources, Inc. ......      5,452
      160  Frontier Oil Corp. (c) ..........      5,993
       88  Kerr-McGee Corp. ................      8,021
       72  Marathon Oil Corp. ..............      4,407
      137  Newfield Exploration Co. (a).....      6,880
      134  Noble Energy, Inc. ..............      5,412
       60  Occidental Petroleum Corp. ......      4,777
      105  Sunoco, Inc. ....................      8,212
      113  Tesoro Corp. (c).................      6,932
       89  Valero Energy Corp. .............      4,607
                                              ---------
                                                 60,693
                                              ---------
Pharmaceuticals (3.6%):
      115  Barr Pharmaceuticals, Inc. (a)...      7,163
      191  Endo Pharmaceuticals Holdings,
             Inc. (a) (c)...................      5,783
      383  King Pharmaceuticals, Inc. (a)...      6,473
       79  Kos Pharmaceuticals, Inc. (a)
             (c)............................      4,102
      108  Omnicare, Inc. (c)...............      6,203
                                              ---------
                                                 29,724
                                              ---------
Real Estate (6.4%):
      128  AMB Property Corp. REIT..........      6,294
      123  CB Richard Ellis Group, Inc.,
             Class A (a) (c)................      7,233
      134  CBL & Associates Properties,
             Inc., REIT.....................      5,289
      153  General Growth Properties, Inc.
             REIT...........................      7,171
      129  Hospitality Properties Trust
             REIT...........................      5,169
       87  Macerich Co. (The) REIT..........      5,836
       66  Simon Property Group, Inc.
             REIT...........................      5,048


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN INTREPID MID CAP FUND (FORMERLY JPMORGAN DIVERSIFIED MID CAP FUND)
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Real Estate, continued:
      245  Trizec Properties, Inc. REIT
             (c)............................      5,605
      184  Ventas, Inc. REIT................      5,876
                                              ---------
                                                 53,521
                                              ---------
Road & Rail (2.4%):
       89  Burlington Northern Santa Fe
             Corp. .........................      6,273
      110  CSX Corp. .......................      5,565
      183  Norfolk Southern Corp. ..........      8,218
                                              ---------
                                                 20,056
                                              ---------
Semiconductors & Semiconductor Equipment (4.3%):
      301  Freescale Semiconductor, Inc.,
             Class B (a)....................      7,579
      134  Lam Research Corp. (a)...........      4,767
      525  LSI Logic Corp. (a)..............      4,197
      253  MEMC Electronic Materials, Inc.
             (a) (c)........................      5,618
      283  National Semiconductor Corp. ....      7,353
      186  Nvidia Corp. (a).................      6,811
                                              ---------
                                                 36,325
                                              ---------
Software (3.3%):
      294  BMC Software, Inc. (a)...........      6,014
      368  Cadence Design Systems, Inc.
             (a)............................      6,218
    --(h)  Computer Associates
             International, Inc. ...........          2
      687  Compuware Corp. (a)..............      6,163
       95  Fair Isaac Corp. ................      4,187
      244  Sybase, Inc. (a).................      5,343
                                              ---------
                                                 27,927
                                              ---------
Specialty Retail (2.8%):
      249  American Eagle Outfitters,
             Inc. ..........................      5,724
      132  Barnes & Noble, Inc. (c) ........      5,634
      199  Claire's Stores, Inc. ...........      5,800
      143  Sherwin-Williams Co. (The).......      6,501
                                              ---------
                                                 23,659
                                              ---------
Textiles, Apparel & Luxury Goods (0.5%):
       75  Polo Ralph Lauren Corp. .........      4,211
                                              ---------
Thrifts & Mortgage Finance (2.2%):
       83  Downey Financial Corp. (c).......      5,642
      148  PMI Group, Inc. (The) (c)........      6,058
      115  Radian Group, Inc. (c)...........      6,726
                                              ---------
                                                 18,426
                                              ---------
Tobacco (1.6%):
      142  Loews Corp. -- Carolina Group....      6,246
       73  Reynolds American, Inc. .........      6,959
                                                 13,205
                                              ---------
  Total Common Stocks
    (Cost $708,295)                             830,399
                                              ---------

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  ---------
SHORT-TERM INVESTMENT (1.3%):
Investment Company (1.3%):
   10,698  JPMorgan Liquid Assets Money
             Market Fund (b) (m) (Cost
             $10,698).......................     10,698
                                              ---------
PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  ---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
(14.4%):
Certificates of Deposit (0.6%):
    5,000  Credit Suisse First Boston, FRN,
             4.27%, 10/17/06................      5,000
                                              ---------
Commercial Paper (0.8%):
    5,000  Morgan Stanley, FRN, 4.33%,
             04/17/06.......................      5,000
    1,955  World Savings Bank FSB, FRN,
             4.49%, 09/15/06................      1,955
                                              ---------
                                                  6,955
                                              ---------
Corporate Notes (3.8%):
    7,800  Bank of America, FRN, 4.31%,
             11/07/06.......................      7,800
    5,000  CDC Financial Products Inc., FRN,
             4.35%, 01/30/06................      5,000
      782  Citigroup Global Markets
             Holdings, Inc., FRN, 4.59%,
             12/12/06.......................        782
    2,000  Citigroup Global Markets
             Holdings, Inc., FRN, 4.89%,
             07/09/07.......................      2,000
    2,737  Greenwich Capital Holdings, Inc.,
             FRN, 4.31%, 11/07/06...........      2,737
    1,173  HBOS Treasury Services plc, FRN,
             4.31%, 01/30/07................      1,173
    5,515  Links Finance LLC, FRN, 4.28%,
             10/06/06.......................      5,515
      587  MBIA Global Funding LLC, FRN,
             4.48%, 01/26/07................        587
      782  Sigma Finance, Inc., FRN, 4.41%,
             02/27/06.......................        782
    5,000  Wachovia Bank N.A., FRN, 4.30%,
             10/02/06.......................      5,000
                                              ---------
                                                 31,376
                                              ---------
Repurchase Agreement (9.2%):
   19,230  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             01/03/06, repurchase price
             $19,239, collateralized by U.S.
             Government Agency Mortgages....     19,230
   10,000  Lehman Brothers, Inc., 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $10,005,
             collateralized by U.S.
             Government Agency Mortgages....     10,000


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 66

JPMORGAN INTREPID MID CAP FUND (FORMERLY JPMORGAN DIVERSIFIED MID CAP FUND)
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  ---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreement, continued:
   15,000  Lehman Brothers, Inc., 4.37%,
             dated 12/30/05, due 01/03/06,
             repurchase price $15,007,
             collateralized by U.S.
             Government Agency Mortgages....     15,000

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION         VALUE($)
---------  ---------------------------------  ---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreement, continued:
   10,000  Morgan Stanley & Co., Inc.,
             4.27%, dated 12/30/05, due
             01/03/06, repurchase price
             $10,005, collateralized by
             various equity and stock
             exchange securities............     10,000
   23,000  UBS Securities LLC, 4.26%, dated
             12/30/05, due 01/03/06,
             repurchase price $23,011,
             collateralized by U.S.
             Government Agency Mortgages....     23,000
                                              ---------
                                                 77,230
                                              ---------
  Total Investments of Cash Collateral for
    Securities on Loan (Cost $120,561)          120,561
                                              ---------
TOTAL INVESTMENTS (114.7%)
  (COST $839,554)                               961,658
LIABILITIES IN EXCESS OF OTHER ASSETS
(14.7%)                                        (123,440)
                                              ---------
NET ASSETS (100.0%)                           $ 838,218
                                              =========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (99.5%)
COMMON STOCKS (99.5%)
Aerospace & Defense (3.8%)
      439  Boeing Co. ....................      30,828
      152  General Dynamics Corp. ........      17,385
      150  Lockheed Martin Corp. .........       9,557
                                            ----------
                                                57,770
                                            ----------
Air Freight & Logistics (1.1%)
      250  Expeditors International of
             Washington, Inc. (c).........      16,871
                                            ----------
Beverages (1.2%)
      305  PepsiCo, Inc. .................      18,025
                                            ----------
Biotechnology (6.4%)
      465  Amgen, Inc. (a)................      36,689
      105  Celgene Corp. (a) (m)..........       6,817
      296  Genentech, Inc. (a)............      27,348
      263  Gilead Sciences, Inc. (a)......      13,857
      324  MedImmune, Inc. (a) (c)........      11,340
                                            ----------
                                                96,051
                                            ----------
Capital Markets (1.1%)
      173  Franklin Resources, Inc. ......      16,226
                                            ----------
Chemicals (2.0%)
      183  Monsanto Co. ..................      14,180
      294  Praxair, Inc. .................      15,569
                                            ----------
                                                29,749
                                            ----------
Commercial Services & Supplies (1.7%)
      154  Corporate Executive Board Co.
             (c)..........................      13,814
      328  Robert Half International,
             Inc. ........................      12,443
                                            ----------
                                                26,257
                                            ----------
Communications Equipment (6.2%)
      238  Cisco Systems, Inc. (a)........       4,071
    1,553  Corning, Inc. (a)..............      30,523
      263  Juniper Networks, Inc. (a).....       5,861
      883  Motorola, Inc. ................      19,955
      754  QUALCOMM, Inc. ................      32,488
                                            ----------
                                                92,898
                                            ----------
Computers & Peripherals (4.0%)
      454  Apple Computer, Inc. (a).......      32,631
      534  Dell, Inc. (a).................      16,006
      427  Hewlett-Packard Co. ...........      12,213
                                            ----------
                                                60,850
                                            ----------
Diversified Financial Services (3.9%)
       87  Chicago Mercantile Exchange
             Holdings, Inc. ..............      32,148
      345  Lazard Ltd. (Bermuda), Class
             A............................      10,995
      258  Moody's Corp. (c)..............      15,828
                                            ----------
                                                58,971
                                            ----------
Diversified Telecommunication Services (0.9%)
      608  Sprint Nextel Corp. ...........      14,213
                                            ----------

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Electrical Equipment (0.9%)
      345  Roper Industries, Inc. (c).....      13,631
                                            ----------
Energy Equipment & Services (1.5%)
       60  Schlumberger Ltd.
             (Netherlands)................       5,800
      471  Smith International, Inc.
             (c)..........................      17,495
                                            ----------
                                                23,295
                                            ----------
Food & Staples Retailing (2.2%)
      193  Costco Wholesale Corp. ........       9,538
      912  CVS Corp. .....................      24,108
                                            ----------
                                                33,646
                                            ----------
Health Care Equipment & Supplies (2.7%)
       90  Alcon, Inc. (Switzerland)
             (m)..........................      11,599
       34  Bausch & Lomb, Inc. (m)........       2,295
       52  Fisher Scientific
             International, Inc. (a) (c)
             (m)..........................       3,192
      416  Medtronic, Inc. ...............      23,921
                                            ----------
                                                41,007
                                            ----------
Health Care Providers & Services (8.2%)
      203  Aetna, Inc. ...................      19,126
      250  DaVita, Inc. (a)...............      12,660
      352  HCA, Inc. .....................      17,771
      201  Laboratory Corp. of America
             Holdings (a) (c).............      10,805
      262  Medco Health Solutions, Inc.
             (a)..........................      14,608
      778  UnitedHealth Group, Inc. ......      48,325
                                            ----------
                                               123,295
                                            ----------
Hotels, Restaurants & Leisure (3.2%)
      199  Carnival Corp. ................      10,666
      348  Marriott International, Inc.,
             Class A......................      23,292
      404  McDonald's Corp. ..............      13,610
                                            ----------
                                                47,568
                                            ----------
Household Durables (0.8%)
      363  Toll Brothers, Inc. (a) (c)....      12,585
                                            ----------
Household Products (4.1%)
    1,073  Procter & Gamble Co. ..........      62,089
                                            ----------
Industrial Conglomerates (3.8%)
    1,622  General Electric Co. ..........      56,844
                                            ----------
Insurance (1.0%)
      211  Prudential Financial, Inc. ....      15,421
                                            ----------
Internet & Catalog Retail (0.7%)
      224  eBay, Inc. (a).................       9,700
                                            ----------
Internet Software & Services (3.8%)
      109  Google, Inc., Class A (a)......      45,073
      324  Yahoo!, Inc. (a)...............      12,696
                                            ----------
                                                57,769
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 68

JPMORGAN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
IT
Services
(4.3%)
      107  Affiliated Computer Services,
             Inc., Class A (a) (c)........       6,333
      509  Automatic Data Processing,
             Inc. ........................      23,376
      434  Cognizant Technology Solutions
             Corp., Class A (a)...........      21,832
      304  Iron Mountain, Inc. (a) (c)....      12,850
                                            ----------
                                                64,391
                                            ----------
Media (0.8%)
      141  Getty Images, Inc. (a) (c).....      12,547
                                            ----------
Multiline Retail (1.3%)
      367  Target Corp. ..................      20,170
                                            ----------
Oil, Gas & Consumable Fuels (3.1%)
      325  EOG Resources, Inc. ...........      23,846
       87  Newfield Exploration Co. (a)
             (c)..........................       4,351
      351  Valero Energy Corp. ...........      18,132
                                            ----------
                                                46,329
                                            ----------
Pharmaceuticals (4.6%)
      602  Johnson & Johnson..............      36,171
      322  Teva Pharmaceutical Industries
             Ltd. ADR (Israel) (c)........      13,862
      434  Wyeth..........................      19,972
                                            ----------
                                                70,005
                                            ----------
Road & Rail (1.1%)
      227  Burlington Northern Santa Fe
             Corp. .......................      16,041
                                            ----------
Semiconductors & Semiconductor Equipment (4.4%)
    1,029  Intel Corp. ...................      25,676
      363  Marvell Technology Group Ltd.
             (Bermuda) (a) (c)............      20,367
      647  Texas Instruments, Inc. .......      20,733
                                            ----------
                                                66,776
                                            ----------
Software (5.5%)
      441  Adobe Systems, Inc. ...........      16,284
      389  Autodesk, Inc. ................      16,725
    1,898  Microsoft Corp. ...............      49,638
                                            ----------
                                                82,647
                                            ----------
Specialty Retail (4.3%)
      536  Lowe's Cos., Inc. .............      35,703
      298  Michaels Stores, Inc. .........      10,530
      855  Staples, Inc. .................      19,406
                                            ----------
                                                65,639
                                            ----------
Textiles, Apparel & Luxury Goods (0.9%)
      426  Coach, Inc. (a)................      14,186
                                            ----------

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Tobacco (2.3%)
      472  Altria Group, Inc. ............      35,268
                                            ----------
Wireless Telecommunication Services (1.7%)
      971  Crown Castle International
             Corp. (a) (c)................      26,122
                                            ----------
TOTAL COMMON STOCKS
  (Cost $1,137,225).......................   1,504,852
                                            ----------
SHORT-TERM INVESTMENT (0.7%)
Investment Company (0.7%)
   10,915  JPMorgan Liquid Assets Money
             Market Fund (b) (m) (Cost
             $10,915).....................      10,915
                                            ----------

PRINCIPAL
AMOUNT($)
---------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN
(5.6%)
Certificates of Deposit (0.4%)
    4,100  Credit Suisse First Boston,
             FRN, 4.27%, 10/17/06.........       4,100
    1,809  World Savings Bank FSB, FRN,
             4.49%, 09/15/06..............       1,809
                                            ----------
                                                 5,909
                                            ----------
Corporate Notes (2.1%)
    5,000  Bank of America, FRN, 4.31%,
             11/07/06.....................       5,000
    4,000  CDC Financial Products, Inc.,
             FRN, 4.35%, 01/30/06.........       4,000
    3,400  Citigroup Global Markets
             Holdings, Inc., FRN, 4.32%,
             01/06/06.....................       3,400
      731  Citigroup Global Markets
             Holdings, Inc., FRN, 4.59%,
             12/12/06.....................         731
    2,533  Greenwich Capital Holdings,
             Inc., FRN, 4.89%, 07/09/07...       2,533
    1,085  HBOS Treasury Services plc.,
             FRN, 4.31%, 01/30/07.........       1,085
    4,000  K2 (USA) LLC, FRN, 4.35%,
             02/15/06.....................       4,000
    5,014  Links Finance LLC, FRN, 4.29%,
             10/06/06.....................       5,014
      543  MBIA Global Funding, LLC, FRN,
             4.48%, 01/26/07..............         543
    5,000  Morgan Stanley & Co., Inc.,
             FRN, 4.33%, 04/17/06.........       5,000
      723  Sigma Finance, Inc., FRN,
             4.41%, 02/27/06..............         723
                                            ----------
                                                32,029
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreements (3.1%)
   16,791  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             01/03/06, repurchase price
             $16,798, collateralized by
             U.S. Government Agency
             Mortgages....................      16,791
   15,000  Barclays Capital, Inc., 4.28%,
             dated 12/31/05, due 01/03/06,
             repurchase price $15,007,
             collateralized by U.S.
             Government Agency
             Mortgages....................      15,000

PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreements, continued:
    5,000  Lehman Brothers, Inc., 4.26%,
             dated 12/30/05 due 01/03/06,
             repurchase price $5,002,
             collateralized by U.S.
             Government Agency
             Mortgages....................       5,000
   10,000  Lehman Brothers, Inc., 4.37%,
             dated 12/30/05, due 01/03/06,
             repurchase price $10,004,
             collateralized by various
             equity securities............      10,000
                                            ----------
                                                46,791
                                            ----------
  Total Investments of Cash Collateral for
    Securities on Loan
    (Cost $84,729)........................      84,729
                                            ----------
TOTAL INVESTMENTS (105.8%)
  (Cost $1,232,869).......................   1,600,496
LIABILITIES IN EXCESS OF OTHER ASSETS
(5.8%)....................................     (87,905)
                                            ----------
NET ASSETS (100.0%).......................  $1,512,591
                                            ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 70

JPMORGAN LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS (98.3%):
COMMON STOCKS (98.3%):
Aerospace & Defense (0.9%):
      175  Lockheed Martin Corp. .........      11,154
                                            ----------
Auto Components (0.4%):
      155  Lear Corp. (c).................       4,414
                                            ----------
Beverages (1.1%):
      166  Coca-Cola Co. (The)............       6,683
      344  Coca-Cola Enterprises, Inc. ...       6,593
                                            ----------
                                                13,276
                                            ----------
Capital Markets (3.0%):
      115  Mellon Financial Corp. ........       3,949
      415  Morgan Stanley.................      23,553
      143  State Street Corp. (c).........       7,939
                                            ----------
                                                35,441
                                            ----------
Chemicals (2.0%):
      158  Air Products & Chemicals, Inc.
             (c)..........................       9,352
       83  El Du Pont de Nemours & Co. ...       3,515
      219  Praxair, Inc. .................      11,608
                                            ----------
                                                24,475
                                            ----------
Commercial Banks (8.3%):
      639  Bank of America Corp. .........      29,483
      354  North Fork Bancorp, Inc. ......       9,679
      167  SunTrust Banks, Inc. ..........      12,158
      723  U.S. Bancorp...................      21,611
      180  Wachovia Corp. ................       9,525
      283  Wells Fargo & Co. .............      17,800
                                            ----------
                                               100,256
                                            ----------
Commercial Services & Supplies (0.8%):
      173  Cendant Corp. .................       2,989
      210  Waste Management, Inc. ........       6,374
                                            ----------
                                                 9,363
                                            ----------
Communications Equipment (1.0%):
      591  Corning, Inc. (a)..............      11,609
                                            ----------
Consumer Finance (2.3%):
       56  Capital One Financial Corp. ...       4,873
      859  MBNA Corp. ....................      23,327
                                            ----------
                                                28,200
                                            ----------
Containers & Packaging (0.6%):
      313  Pactiv Corp. (a)...............       6,879
                                            ----------
Diversified Financial Services (7.3%):
      139  CIT Group, Inc. ...............       7,187
    1,461  Citigroup, Inc. ...............      70,912
      297  Lazard Ltd. (Bermuda), Class
             A............................       9,478
                                            ----------
                                                87,577
                                            ----------

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Diversified Telecommunication Services (5.3%):
      444  AT&T, Inc. (m).................      10,861
      832  Sprint Nextel Corp. ...........      19,431
    1,102  Verizon Communications,
             Inc. ........................      33,195
                                            ----------
                                                63,487
                                            ----------
Electric Utilities (3.8%):
      130  American Electric Power Co.,
             Inc. ........................       4,803
      198  Consolidated Edison, Inc.
             (c)..........................       9,160
      315  Northeast Utilities............       6,203
      139  Pinnacle West Capital Corp.
             (c)..........................       5,735
      451  PPL Corp. .....................      13,268
      319  Xcel Energy, Inc. (c)..........       5,894
                                            ----------
                                                45,063
                                            ----------
Energy Equipment & Services (0.7%):
      248  Weatherford International Ltd.
             (a)..........................       8,988
                                            ----------
Food & Staples Retailing (0.2%):
      113  CVS Corp. .....................       2,988
                                            ----------
Food Products (0.9%):
      144  Kellogg Co. ...................       6,233
      156  Kraft Foods, Inc., Class A
             (c)..........................       4,384
                                            ----------
                                                10,617
                                            ----------
Health Care Equipment & Supplies (0.9%):
      446  Boston Scientific Corp. (a)....      10,932
                                            ----------
Health Care Providers & Services (1.5%):
       53  Coventry Health Care, Inc.
             (a)..........................       2,996
      182  WellPoint, Inc. (a)............      14,482
                                            ----------
                                                17,478
                                            ----------
Hotels, Restaurants & Leisure (1.2%):
      173  Carnival Corp. ................       9,250
      140  McDonald's Corp. ..............       4,711
                                            ----------
                                                13,961
                                            ----------
Household Durables (0.6%):
      124  Lennar Corp., Class A..........       7,567
                                            ----------
Household Products (0.4%):
       86  Kimberly-Clark Corp. ..........       5,142
                                            ----------
Industrial Conglomerates (3.0%):
      315  General Electric Co. ..........      11,048
      872  Tyco International Ltd.
             (Bermuda)....................      25,160
                                            ----------
                                                36,208
                                            ----------
Insurance (6.9%):
      172  AMBAC Financial Group, Inc. ...      13,286
      134  Assurant, Inc. ................       5,809
       35  Everest Re Group Ltd.
             (Barbados)...................       3,502
      517  Genworth Financial, Inc., Class
             A............................      17,885
      163  Hartford Financial Services
             Group, Inc. .................      14,028


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Insurance, continued:
      326  RenaissanceRe Holdings Ltd.
             (Bermuda)....................      14,384
      381  Willis Group Holdings Ltd.
             (Bermuda) (c)................      14,089
                                            ----------
                                                82,983
                                            ----------
IT Services (1.5%):
      137  Affiliated Computer Services,
             Inc., Class A (a) (c)........       8,090
      420  Sabre Holdings Corp., Class A
             (c)..........................      10,116
                                            ----------
                                                18,206
                                            ----------
Machinery (0.6%):
      113  Eaton Corp. ...................       7,548
                                            ----------
Media (5.9%):
      202  Comcast Corp., Class A (a).....       5,192
      207  Dex Media, Inc. ...............       5,619
      169  Gannett Co., Inc. .............      10,218
    1,090  Liberty Media Corp., Class A
             (a)..........................       8,575
      225  News Corp., Class A............       3,505
      696  Time Warner, Inc. .............      12,140
      118  Viacom, Inc., Class B (m)......       3,019
      696  Viacom, Inc., Class B (a)......      22,678
                                            ----------
                                                70,946
                                            ----------
Metals & Mining (1.5%):
      340  Alcoa, Inc. ...................      10,066
      162  United States Steel Corp.
             (c)..........................       7,783
                                            ----------
                                                17,849
                                            ----------
Multi-Utilities (2.4%):
      218  Dominion Resources, Inc. ......      16,860
      299  SCANA Corp. ...................      11,771
                                            ----------
                                                28,631
                                            ----------
Multiline Retail (1.4%):
      508  Dollar General Corp. (c).......       9,678
      139  Kohl's Corp. (a)...............       6,760
                                            ----------
                                                16,438
                                            ----------
Office Electronics (1.0%):
      804  Xerox Corp. (a)................      11,784
                                            ----------
Oil, Gas & Consumable Fuels (12.7%):
      112  Anadarko Petroleum Corp. ......      10,631
      114  Apache Corp. ..................       7,791
      432  Chevron Corp. .................      24,542
      298  ConocoPhillips.................      17,364
    1,171  Exxon Mobil Corp. .............      65,778
      224  Occidental Petroleum Corp. ....      17,917
      165  Valero Energy Corp. ...........       8,488
                                            ----------
                                               152,511
                                            ----------
Paper & Forest Products (0.6%):
      112  Weyerhaeuser Co. ..............       7,410
                                            ----------

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Pharmaceuticals (4.2%):
      178  Eli Lilly & Co. ...............      10,067
    1,074  Pfizer, Inc. ..................      25,048
      337  Wyeth..........................      15,521
                                            ----------
                                                50,636
                                            ----------
Real Estate (2.2%):
      239  Mack-Cali Realty Corp. REIT....      10,308
      216  Prologis REIT..................      10,110
      265  United Dominion Realty Trust,
             Inc. REIT (c)................       6,221
                                            ----------
                                                26,639
                                            ----------
Road & Rail (1.4%):
      136  CSX Corp. .....................       6,890
      231  Norfolk Southern Corp. ........      10,351
                                            ----------
                                                17,241
                                            ----------
Software (1.5%):
      418  Computer Associates
             International, Inc. (c)......      11,773
      129  Microsoft Corp. ...............       3,379
      275  Oracle Corp. (a)...............       3,361
                                            ----------
                                                18,513
                                            ----------
Specialty Retail (0.5%):
      241  Staples, Inc. .................       5,478
                                            ----------
Textiles, Apparel & Luxury Goods (1.3%):
      501  Jones Apparel Group, Inc. .....      15,391
                                            ----------
Thrifts & Mortgage Finance (4.5%):
      178  Fannie Mae.....................       8,703
      440  Freddie Mac....................      28,769
       84  MGIC Investment Corp. (c)......       5,549
      241  Washington Mutual, Inc. .......      10,466
                                            ----------
                                                53,487
                                            ----------
Tobacco (2.0%):
      317  Altria Group, Inc. ............      23,679
                                            ----------
  Total Common Stocks
    (Cost $1,041,924)                        1,180,445
                                            ----------
SHORT-TERM INVESTMENT (2.4%):
Investment Company (2.4%):
   28,537  JPMorgan Liquid Assets Money
             Market Fund (b) (m) (Cost
             $28,537).....................      28,537
                                            ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
  (5.1%):
Certificates of Deposits (0.5%):
    5,000  Credit Suisse First Boston,
             FRN, 4.35%, 10/17/06.........       5,000
    1,232  World Savings Bank FSB, FRN,
             4.49%, 09/15/06..............       1,232
                                            ----------
                                                 6,232
                                            ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 72

JPMORGAN LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Commercial Paper (0.4%):
    5,000  Morgan Stanley, FRN, 4.27%,
             10/17/06.....................       5,000
                                            ----------
Corporate Notes (1.4%):
    3,200  Bank of America, FRN, 4.31%,
             11/07/06.....................       3,200
    5,000  CDC Financial Products Inc.,
             FRN, 4.32%, 01/30/06.........       5,000
    4,800  Citigroup Global Markets Inc.,
             FRN, 4.31%, 01/06/06.........       4,800
      493  Citigroup Global Markets
             Holdings, Inc., FRN, 4.59%,
             12/12/06.....................         493
    1,725  Greenwich Capital Holdings,
             Inc., FRN, 4.89%, 07/09/07...       1,725
      739  HBOS Treasury Services plc.,
             FRN, 4.31%, 01/30/07.........         739
      369  MBIA Global Funding LLC, FRN,
             4.48%, 01/26/07..............         369
      493  Sigma Finance, Inc., FRN,
             4.41%, 02/27/06..............         493
                                            ----------
                                                16,819
                                            ----------
Repurchase Agreements (2.8%):
    9,145  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             01/03/06, repurchase price
             $9,149, collateralized by
             U.S. Government Agency
             Mortgages....................       9,145
    6,000  Lehman Brothers, Inc., 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $6,003,
             collateralized by U.S.
             Government Agency
             Mortgages....................       6,000

 SHARES         SECURITY DESCRIPTION         VALUE($)
---------  -------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreements, continued:
    9,000  Morgan Stanley & Co., Inc.,
             4.27%, dated 12/30/05, due
             01/03/06, repurchase price
             $9,004, collateralized by
             U.S. Government Agency
             Mortgages....................       9,000
    9,000  UBS Securities LLC, 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $9,004,
             collateralized by U.S.
             Government Agency
             Mortgages....................       9,000
                                            ----------
                                                33,145
                                            ----------
  Total Investments of Cash Collateral for
    Securities on Loan (Cost $61,196)           61,196
                                            ----------
TOTAL INVESTMENTS (105.8%)
  (COST $1,131,657)                          1,270,178
LIABILITIES IN EXCESS OF OTHER ASSETS
  (5.8)%                                      (69,114)
                                            ----------
NET ASSETS (100.0%)                         $1,201,064
                                            ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS (98.1%):
COMMON STOCKS (98.1%):
Aerospace & Defense (1.7%):
       11  AAR Corp. (a) (m).................        256
       30  Alliant Techsystems, Inc. (a)
             (c).............................      2,277
        4  Applied Signal Technologies, Inc.
             (c).............................         95
       20  Armor Holdings, Inc. (a) (c)......        853
       10  Ceradyne, Inc. (a) (c)............        417
        7  Cubic Corp. (c)...................        146
        8  Curtiss-Wright Corp. (c)..........        449
       14  DRS Technologies, Inc. (c)........        715
        6  EDO Corp. ........................        171
       14  Engineered Support Systems,
             Inc. ...........................        579
        9  Esterline Technologies Corp.
             (a).............................        342
       20  GenCorp, Inc. (a) (c).............        361
        7  Kaman Corp. ......................        142
        7  Mercury Computer Systems, Inc. (a)
             (c).............................        145
       14  Moog, Inc., Class A (a)...........        387
       54  Precision Castparts Corp. (a).....      2,819
        4  Sequa Corp., Class A (a)..........        246
       13  Teledyne Technologies, Inc. ......        391
        5  Triumph Group, Inc. (a) (c).......        186
                                               ---------
                                                  10,977
                                               ---------
Air Freight & Logistics (0.9%):
       56  CH Robinson Worldwide, Inc. ......      2,062
       43  CNF, Inc. ........................      2,390
       12  Expeditors International of
             Washington, Inc. ...............        840
        8  HUB Group, Inc., Class A (a)......        285
                                               ---------
                                                   5,577
                                               ---------
Airlines (0.7%):
       93  Airtran Holdings, Inc. (a) (c)....      1,496
       20  Alaska Air Group, Inc. (a) (c)....        724
       10  Frontier Airlines, Inc. (a) (c)...         88
       11  Mesa Air Group, Inc. (a) (c)......        110
       77  Skywest, Inc. ....................      2,059
                                               ---------
                                                   4,477
                                               ---------
Auto Components (0.8%):
       48  ArvinMeritor, Inc. (c)............        687
        7  Bandag, Inc. (c)..................        288
       18  BorgWarner, Inc. .................      1,064
        4  Drew Industries, Inc. (a) (c).....        126
       47  Gentex Corp. .....................        910
       37  Lear Corp. (c)....................      1,053
        6  Midas, Inc. (a) (c)...............        111
       14  Modine Manufacturing Co. .........        458
        5  Standard Motor Products, Inc. (a)
             (c).............................         42
       10  Superior Industries International,
             Inc. (c)........................        213
                                               ---------
                                                   4,952
                                               ---------

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Automobiles (0.5%):
        5  Coachmen Industries, Inc. (c).....         60
       22  Fleetwood Enterprises, Inc. (a)
             (c).............................        267
       11  Monaco Coach Corp. (c)............        144
       58  Thor Industries, Inc. (c).........      2,308
       13  Winnebago Industries, Inc. (c)....        449
                                               ---------
                                                   3,228
                                               ---------
Beverages (0.2%):
        5  Hansen Natural Corp. (a) (c)......        402
       42  PepsiAmericas, Inc. (a) (c).......        980
                                               ---------
                                                   1,382
                                               ---------
Biotechnology (1.5%):
       25  Affymetrix, Inc. (a) (m)..........      1,203
       24  Arqule, Inc. (a) (c)..............        148
       30  Cephalon, Inc. (a) (c)............      1,958
       10  Enzo Biochem, Inc. (a) (c)........        125
       17  Gen-Probe, Inc. (a) (c)...........        841
       25  Invitrogen Corp. (a) (c)..........      1,686
       21  Millennium Pharmaceuticals, Inc.
             (a).............................        203
       43  Protein Design Labs, Inc. (a)
             (c).............................      1,209
       28  Regeneron Pharmaceuticals, Inc.
             (a) (c).........................        448
       24  Savient Pharmaceuticals, Inc.
             (a).............................         88
        9  Techne Corp. (a)..................        490
       50  Vertex Pharmaceuticals, Inc. (a)
             (c).............................      1,377
                                               ---------
                                                   9,776
                                               ---------
Building Products (0.3%):
        9  Apogee Enterprises, Inc. (c)......        147
        6  ElkCorp (c).......................        209
       11  Griffon Corp. (a) (c).............        251
       11  Lennox International, Inc. (c)....        318
        8  NCI Building Systems, Inc. (a)
             (c).............................        349
        6  Universal Forest Products, Inc.
             (c).............................        345
                                               ---------
                                                   1,619
                                               ---------
Capital Markets (1.7%):
       60  A.G. Edwards, Inc. ...............      2,809
       25  Investment Technology Group, Inc.
             (a) (c).........................        872
       18  Investors Financial Services Corp.
             (c).............................        663
       21  Jefferies Group, Inc. (c).........        962
       21  LaBranche & Co., Inc. (a) (c).....        216
       28  Legg Mason, Inc. .................      3,331


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 74

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Capital Markets, continued:
        8  Piper Jaffray Cos. (a) (c)........        324
       22  Raymond James Financial, Inc. (a)
             (c).............................        814
       24  SEI Investments Co. (a)...........        906
        6  SWS Group, Inc. (a)...............        116
                                               ---------
                                                  11,013
                                               ---------
Chemicals (2.1%):
        4  Airgas, Inc. .....................        147
        7  Arch Chemicals, Inc. (c)..........        214
        7  Cambrex Corp. (c).................        140
       19  Ferro Corp. ......................        349
        8  FMC Corp. (a).....................        399
       38  H.B. Fuller Co. ..................      1,220
       39  Headwaters, Inc. (a) (c)..........      1,385
       49  Lubrizol Corp. ...................      2,115
       94  Lyondell Chemical Co. ............      2,230
       12  MacDermid, Inc. ..................        331
        4  Material Sciences Corp. (a).......         52
       77  Olin Corp. (c)....................      1,510
       11  OM Group, Inc. (a) (c)............        208
       29  Omnova Solutions, Inc. (a)........        137
        2  Penford Corp. (a) (c).............         23
       30  PolyOne Corp. (a) (c).............        194
        3  Quaker Chemical Corp. (a).........         51
       56  RPM International, Inc. (a) (c)...        977
       10  Schulman (A.), Inc. (a) (c).......        215
       12  Scotts Miracle-Gro Co. (The),
             Class A (a).....................        559
       17  Sensient Technologies Corp. (a)...        301
       18  Valspar Corp. (c).................        456
       13  Wellman, Inc. (c).................         85
                                               ---------
                                                  13,298
                                               ---------
Commercial Banks (3.9%):
       28  Associated Banc-Corp. (c).........        924
       48  Bank of Hawaii Corp. (c)..........      2,464
       13  Boston Private Financial Holdings,
             Inc. (c)........................        399
       19  Cathay General Bancorp, Class B
             (c).............................        688
       12  Central Pacific Financial Corp.
             (c).............................        418
       18  Chittenden Corp. (c)..............        503
       13  City National Corp. ..............        947
        9  Colonial BancGroup, Inc. (The)....        209
       27  Commerce Bancorp, Inc. (c)........        943
       12  Community Bank System, Inc. (c)...        263
       38  Cullen/Frost Bankers, Inc. .......      2,023
       25  East-West Bancorp, Inc. ..........        903
      119  First Bancorp (c).................      1,474
       18  First Midwest Bancorp, Inc. (c)...        640
       10  First Republic Bank...............        355
       33  FirstMerit Corp. (c)..............        862
       12  Glacier Bancorp, Inc. (c).........        367
       14  Gold Banc Corp., Inc. ............        254

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Commercial Banks, continued:
       47  Greater Bay Bancorp (c)...........      1,198
       17  Hudson United Bancorp.............        727
       10  Irwin Financial Corp. (c).........        211
       31  Mercantile Bankshares Corp. ......      1,744
        9  Nara Bancorp, Inc. (c)............        158
        7  PrivateBancorp, Inc. (a) (c)......        266
        7  Prosperity Bancshares, Inc. (a)
             (c).............................        210
       12  Provident Bankshares Corp. (a)
             (c).............................        410
       26  Republic Bancorp, Inc. (a) (c)....        308
       14  Sterling Bancshares, Inc. ........        212
       18  Susquehanna Bancshares, Inc. .....        428
        8  SVB Financial Group (a) (c).......        360
       28  TCF Financial Corp. ..............        751
       16  Texas Regional Bancshares, Inc.
             (c).............................        455
       30  Trustco Bank Corp. (c)............        368
       17  UCBH Holdings, Inc. (c)...........        306
       16  Umpqua Holdings Corp. (c).........        466
       17  United Bancshares, Inc. (c).......        602
       24  Whitney Holding Corp. ............        659
        9  Wintrust Financial Corp. (c)......        508
    --(h)  Zions Bancorp.....................          8
                                               ---------
                                                  24,991
                                               ---------
Commercial Services & Supplies (4.2%):
       16  ABM Industries, Inc. (c)..........        308
        9  Administaff, Inc. (c).............        372
        2  Angelica Corp. (c)................         35
        9  Banta Corp. ......................        455
       13  Bowne & Co., Inc. (c).............        195
       19  Brady Corp., Class A (c)..........        676
        9  Brink's Co. (The).................        439
       74  Career Education Corp. (a) (c)....      2,501
       26  CCE Spinco, Inc. (a) (c)..........        343
        6  CDI Corp. (c).....................        169
       12  Central Parking Corp. ............        158
       10  Chemed Corp. .....................        485
        8  Coinstar, Inc. (a)................        173
        4  Consolidated Graphics, Inc. (a)...        213
       33  Copart, Inc. (a)..................        760
       20  Corinthian Colleges, Inc. (a)
             (c).............................        239
       16  Corporate Executive Board Co. ....      1,463
        5  CPI Corp. ........................         93
       20  Deluxe Corp. (c)..................        615
       31  Dun & Bradstreet Corp. (a)........      2,086
       17  Education Management Corp. (a)....        573
        8  G&K Services, Inc., Class A (c)...        334
       11  Gevity HR, Inc. (c)...............        272
        7  Heidrick & Struggles
             International, Inc. (a).........        222
        5  Herman Miller, Inc. ..............        141
       11  ITT Educational Services, Inc. (a)
             (c).............................        646
       11  John H. Harland Co. ..............        411


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Commercial Services, continued:
       13  Kelly Services, Inc., Class A
             (c).............................        339
       12  Korn/Ferry International (a)
             (c).............................        227
       14  Labor Ready, Inc. (a) (c).........        287
        7  Laureate Education, Inc. (a)......        350
       63  Manpower, Inc. ...................      2,927
        5  Mobile Mini, Inc. (a) (c).........        216
       20  Navigant Consulting, Inc. (a)
             (c).............................        431
       12  NCO Group, Inc. (a)...............        209
       10  On Assignment, Inc. (a)...........        108
        6  Portfolio Recovery Associates,
             Inc. (a) (c)....................        285
        6  Pre-Paid Legal Services, Inc. (a)
             (c).............................        244
       45  Republic Services, Inc. (a).......      1,708
       23  Rollins, Inc. (a).................        456
        9  School Specialty, Inc. (a) (c)....        327
       21  Sotheby's Holdings, Inc., Class A
             (a).............................        391
        6  Sourcecorp, Inc. (a)..............        133
       20  Spherion Corp. (a) (c)............        199
       11  Standard Register Co. (The).......        177
        7  Stericycle, Inc. (a) (c)..........        414
       22  Tetra Tech, Inc. (a) (c)..........        350
       13  United Stationers, Inc. (c).......        651
        4  Vertrue, Inc. ....................        136
        8  Viad Corp. (c)....................        238
        5  Volt Information Sciences, Inc.
             (c).............................         93
       26  Waste Connections, Inc. (c).......        897
       16  Watson Wyatt Worldwide, Inc.,
             Class A (c).....................        459
                                               ---------
                                                  26,629
                                               ---------
Communications Equipment (1.5%):
       17  Adtran, Inc. .....................        497
        8  Audiovox Corp. (a)................        108
       10  Avocent Corp. (a).................        268
        4  Bel Fuse, Inc., Class B (c).......        117
       19  Belden CDT, Inc. (c)..............        453
        6  Black Box Corp. ..................        304
       28  C-COR, Inc. (a) (c)...............        135
       77  CommScope, Inc. (a) (c)...........      1,541
       18  Comtech Telecommunications Corp.
             (a) (c).........................        547
       10  Digi International, Inc. (a)
             (c).............................        107
       12  Ditech Communications Corp. (a)
             (c).............................        103
       23  Harmonic, Inc. (a) (c)............        112
       62  Harris Corp. .....................      2,660
       10  Inter-Tel, Inc. (c)...............        197
       13  Netgear, Inc. (a) (c).............        253
       12  Network Equipment Technologies,
             Inc. (a)........................         54
       11  PC-Tel, Inc. (a)..................         94
       12  Plantronics, Inc. (a) (c).........        349
       57  Polycom, Inc. (a) (c).............        865

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Communications Equipment, continued:
       39  Powerwave Technologies, Inc. (a)
             (c).............................        484
       18  Symmetricom, Inc. (c).............        152
        5  Tollgrade Communications, Inc. ...         58
        8  Viasat, Inc. (c)..................        223
                                               ---------
                                                   9,681
                                               ---------
Computers & Peripherals (1.6%):
       43  Adaptec, Inc. (a).................        252
       86  Brocade Communications Systems,
             Inc. (a)........................        352
       10  Hutchinson Technology, Inc. (a)
             (c).............................        283
       13  Imation Corp. ....................        620
       21  Komag, Inc. (a) (c)...............        719
       62  McData Corp., Class A (a) (c).....        236
       11  Novatel Wireless, Inc. (a) (c)....        138
       64  SanDisk Corp. (a) (c).............      4,011
       11  SBS Technologies, Inc. (a) (c)....        115
        9  Synaptics, Inc. (a) (c)...........        232
      187  Western Digital Corp. (a) (c).....      3,489
                                               ---------
                                                  10,447
                                               ---------
Construction & Engineering (0.6%):
       19  EMCOR Group, Inc. (a).............      1,266
        9  Insituform Technologies, Inc.,
             Class A (a) (c).................        165
        3  Jacobs Engineering Group, Inc.
             (a).............................        194
       41  Shaw Group, Inc. (The) (a) (c)....      1,207
       16  URS Corp. (a).....................        620
                                               ---------
                                                   3,452
                                               ---------
Construction Materials (0.4%):
       13  Florida Rock Industries, Inc.
             (c).............................        658
       17  Martin Marietta Materials,
             Inc. ...........................      1,333
        8  Texas Industries, Inc. (c)........        422
                                               ---------
                                                   2,413
                                               ---------
Consumer Finance (0.3%):
       48  AmeriCredit Corp. (a).............      1,218
       10  Cash America International, Inc.
             (c).............................        221
        8  Rewards Network, Inc. (a).........         52
        7  World Acceptance Corp. (c)........        202
                                               ---------
                                                   1,693
                                               ---------
Containers & Packaging (0.3%):
        8  Aptargroup, Inc. .................        409
        9  Caraustar Industries, Inc. (a)
             (c).............................         78
        5  Chesapeake Corp. (c)..............         83
       21  Longview Fibre Co. ...............        430
       11  Myers Industries, Inc. (c)........        154
        9  Rock-Tenn Co., Class A (a)........        121
       26  Sonoco Products Co. (a)...........        770
                                               ---------
                                                   2,045
                                               ---------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 76

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Distributors (0.2%):
       59  Adesa, Inc. ......................      1,443
                                               ---------
Diversified Consumer Services (0.1%):
       12  Regis Corp. (a)...................        462
                                               ---------
Diversified Financial Services (0.4%):
        6  Financial Federal Corp. (c).......        268
       19  GATX Corp. .......................        697
       37  Leucadia National Corp. (c).......      1,753
                                               ---------
                                                   2,718
                                               ---------
Diversified Telecommunication Services (0.1%):
       97  Cincinnati Bell, Inc. (a) (c).....        340
        8  Commonwealth Telephone
             Enterprises, Inc. (c)...........        264
       22  General Communication, Inc., Class
             A (a) (c).......................        226
                                               ---------
                                                     830
                                               ---------
Electric Utilities (2.7%):
       55  Alliant Energy Corp. .............      1,528
       --  Black Hills Corp. ................          5
        6  Central Vermont Public Service
             Corp. (c).......................        116
        5  CH Energy Group, Inc. (c).........        241
       17  Cleco Corp. (c)...................        353
       35  Great Plains Energy, Inc. ........        989
        6  Green Mountain Power Corp. .......        173
       19  Hawaiian Electric Industries, Inc.
             (c).............................        488
      111  Northeast Utilities...............      2,181
       30  NSTAR.............................        867
       49  OGE Energy Corp. .................      1,315
      133  Pepco Holdings, Inc. (a)..........      2,977
       17  PNM Resources, Inc. (a) (c).......        413
       68  Puget Energy, Inc. (a)............      1,381
        4  UIL Holdings Corp. (c)............        192
       14  Unisource Energy Corp. ...........        425
       20  Westar Energy, Inc. ..............        440
       49  Wisconsin Energy Corp. ...........      1,895
       16  WPS Resources Corp. ..............        862
                                               ---------
                                                  16,841
                                               ---------
Electrical Equipment (0.8%):
        9  A.O. Smith Corp. (a) (c)..........        332
       17  Acuity Brands, Inc. ..............        531
       13  Artesyn Technologies, Inc. (a)
             (c).............................        134
       11  Baldor Electric Co. (c)...........        278
        8  Greatbatch, Inc. (a) (c)..........        219
       23  Hubbell, Inc., Class B............      1,040
       11  Magnetek, Inc. (a)................         35
       20  Regal-Beloit Corp. (a) (c)........        711
       10  Roper Industries, Inc. (a)........        409
       22  Thomas & Betts Corp. (a)..........        937

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Electrical Equipment, continued:
       16  Vicor Corp. (c)...................        252
        4  Woodward Governor Co. ............        313
                                               ---------
                                                   5,191
                                               ---------
Electronic Equipment & Instruments (2.8%):
       29  Aeroflex, Inc. (a) (c)............        312
       12  Agilysis, Inc. ...................        215
       72  Amphenol Corp., Class A                 3,178
       94  Arrow Electronics, Inc. (a).......      2,997
       72  Avnet, Inc. (a)...................      1,719
       11  Bell Microproducts, Inc. (a)
             (c).............................         81
       15  Benchmark Electronics, Inc. (a)
             (c).............................        511
        3  CDW Corp. (c).....................        176
       14  Checkpoint Systems, Inc. (a)......        340
       17  Cognex Corp. (c)..................        522
       17  Coherent, Inc. (a)................        495
       11  CTS Corp. (c).....................        119
        7  Daktronics, Inc. .................        196
        7  Dionex Corp. (a) (c)..............        337
        9  Electro Scientific Industries,
             Inc. (a) (c)....................        213
       18  Gerber Scientific, Inc. (a).......        177
        9  Global Imaging Systems, Inc (a)
             (c).............................        312
       46  Ingram Micro, Inc., Class A (a)...        924
       16  Itron, Inc. (a) (c)...............        651
        5  Keithley Instruments, Inc. (c)....         71
       34  Kemet Corp. (a) (c)...............        239
        8  Littelfuse, Inc. (a) (c)..........        208
       12  Methode Electronics, Inc. (c).....        115
        8  MTS Systems Corp. ................        274
        8  National Instruments Corp. (c)....        253
       15  Newport Corp. (a).................        209
        8  Park Electrochemical Corp. (a)
             (c).............................        212
       13  Paxar Corp. (a) (c)...............        251
        9  Photon Dynamics, Inc. (a) (c).....        174
        6  Planar Systems, Inc. (a) (c)......         46
       30  Plexus Corp. (a)..................        685
        7  Radisys Corp. (a) (c).............        123
        6  Rogers Corp. (a) (c)..............        241
        5  Scansource, Inc. (a) (c)..........        279
       13  Technitrol, Inc. .................        224
       10  Trimble Navigation, Ltd. .........        345
       12  Veeco Instruments, Inc. (a) (c)...        211
        7  X-Rite, Inc. (c)..................         67
                                               ---------
                                                  17,702
                                               ---------
Energy Equipment & Services (4.6%):
       42  Cal Dive International, Inc. (a)
             (c).............................      1,522
       32  Cooper Cameron Corp. (a)..........      1,328
        7  Dril-Quip, Inc. (a) (c)...........        320
       54  ENSCO International, Inc. ........      2,413
       56  Grant Prideco, Inc. (a) (c).......      2,461
       44  Helmerich & Payne, Inc. (c).......      2,729
       12  Hydril (a)........................        751


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Energy Equipment & Services, continued:
       29  Input/Output, Inc. (a) (c)........        202
       42  Lone Star Technologies, Inc.
             (a).............................      2,166
        6  Lufkin Industries, Inc. ..........        284
       27  Maverick Tube Corp. (a) (c).......      1,069
        8  NS Group, Inc. (a)................        329
       15  Oceaneering International, Inc.
             (a).............................        724
        9  Offshore Logistics, Inc. (a)
             (c).............................        265
       88  Patterson-UTI Energy, Inc. (a)....      2,899
       70  Pride International, Inc. (a).....      2,155
       10  SEACOR Holdings, Inc. (a) (c).....        661
       35  Smith International, Inc. (a)
             (c).............................      1,298
       10  Tetra Technologies, Inc. (a)
             (c).............................        313
       16  Tidewater, Inc. (c)...............        714
       46  Unit Corp. (a)....................      2,555
       53  Veritas DGC, Inc. (c).............      1,897
                                               ---------
                                                  29,055
                                               ---------
Food & Staples Retailing (0.6%):
       20  Casey's General Stores, Inc. .....        490
       35  Longs Drug Stores Corp. (c).......      1,265
        4  Nash Finch Co. (c)................         96
       49  Performance Food Group Co. (a)
             (c).............................      1,379
       15  Ruddick Corp. (a).................        325
                                               ---------
                                                   3,555
                                               ---------
Food Products (1.5%):
        7  American Italian Pasta Co. (c)....         48
       14  Corn Products International,
             Inc. ...........................        328
       77  Dean Foods Co. (a)................      2,896
        8  Delta & Pine Land Co. ............        174
       14  Hain Celestial Group, Inc. (a)
             (c).............................        303
       51  Hormel Foods Corp. ...............      1,660
        3  J & J Snack Foods Corp. ..........        166
       14  JM Smucker Co. (The)..............        595
       13  Lancaster Colony Corp. ...........        476
        9  Lance, Inc. (c)...................        174
        5  Peet's Coffee & Tea, Inc. (a)
             (c).............................        143
        8  Ralcorp Holdings, Inc. ...........        320
        6  Sanderson Farms, Inc. (c).........        188
       51  Smithfield Foods, Inc. (a)........      1,574
       17  Tootsie Roll Industries, Inc.
             (c).............................        478
       10  TreeHouse Foods, Inc. (a).........        195
                                               ---------
                                                   9,718
                                               ---------
Gas Utilities (1.2%):
       38  AGL Resources, Inc. ..............      1,333
       77  Atmos Energy Corp. ...............      2,015
        3  Cascade Natural Gas Corp. (c).....         65
        8  Laclede Group, Inc. (The) (c).....        243
       11  New Jersey Resources Corp. (c)....        453
       11  Northwest Natural Gas Co. (c).....        371
       16  Piedmont Natural Gas Co. (a)
             (c).............................        391
       11  South Jersey Industries, Inc. (a)
             (c).............................        328
       15  Southwest Gas Corp. (a)...........        391

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Gas Utilities, continued:
       54  UGI Corp. ........................      1,110
       34  WGL Holdings, Inc. ...............      1,012
                                               ---------
                                                   7,712
                                               ---------
Health Care Equipment & Supplies (4.2%):
        8  American Medical Systems Holdings,
             Inc. (a) (c)....................        135
        4  Analogic Corp. (c)................        208
       20  Beckman Coulter, Inc. ............      1,123
        9  Biolase Technology, Inc. (c)......         68
       12  Biosite, Inc. (a) (c).............        664
        6  CNS, Inc. (c).....................        124
       12  Conmed Corp. (a) (c)..............        274
       21  Cooper Cos., Inc. (The) (c).......      1,091
       60  Cytyc Corp. (a) (c)...............      1,702
        5  Datascope Corp. ..................        157
       56  Dentsply International, Inc. .....      3,028
        8  DJ Orthopedics, Inc. (a) (c)......        226
       31  Edwards Lifesciences Corp. (a)....      1,309
       17  Haemonetics Corp. (a) (c).........        840
       54  Hillenbrand Industries, Inc.
             (c).............................      2,652
       25  Hologic, Inc. (a) (c).............        967
        5  ICU Medical, Inc. (a).............        181
       21  Idexx Laboratories, Inc. (a)......      1,487
       17  Immucor, Inc. (a) (c).............        405
       14  Inamed Corp. (a)..................      1,226
       12  Integra LifeSciences Holdings
             Corp. (a) (c)...................        410
       10  Intermagnetics General Corp. (a)
             (c).............................        332
       11  Invacare Corp. (c)................        331
        4  Kensey Nash Corp. (a) (c).........         97
        8  Laserscope (a) (c)................        182
        8  Mentor Corp. (c)..................        368
       10  Merit Medical Systems, Inc. (a)...        125
        5  Osteotech, Inc. (a)...............         25
        6  Possis Medical, Inc. (a) (c)......         65
       36  Respironics, Inc. (a).............      1,317
       70  Steris Corp. (c)..................      1,757
        6  SurModics, Inc. (a) (c)...........        221
       18  Sybron Dental Specialties, Inc.
             (a) (c).........................        712
       13  Theragenics Corp. (a).............         40
       26  Varian Medical Systems, Inc.
             (a).............................      1,300
       31  Varian, Inc. (a)..................      1,224
       12  Viasys Healthcare, Inc. (a) (c)...        300
        4  Vital Signs, Inc. ................        179
                                               ---------
                                                  26,852
                                               ---------
Health Care Providers & Services (4.0%):
        6  Amedisys, Inc. (a)................        236
       11  Amsurg Corp. (a) (c)..............        250
       17  Apria Healthcare Group, Inc.
             (a).............................        406
       63  Community Health Systems, Inc.
             (a).............................      2,419


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 78

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Health Care Providers & Services, continued:
       11  Cross Country Healthcare, Inc.
             (a).............................        199
        9  CryoLife, Inc. (a)................         31
       17  Dendrite International, Inc. (a)
             (c).............................        248
        9  Gentiva Health Services, Inc. (a)
             (c).............................        138
       70  Health Net, Inc. (a)..............      3,589
        9  Healthcare Services Group, Inc.
             (c).............................        180
       40  Henry Schein, Inc. (a) (c)........      1,755
       10  Hooper Holmes, Inc. (c)...........         27
        8  LCA Vision, Inc. (c)..............        377
       17  LifePoint Hospitals, Inc. (a).....        648
       44  Lincare Holdings, Inc. (a)........      1,823
       11  NDCHealth Corp. (a) (c)...........        216
       14  Odyssey HealthCare, Inc. (a)......        253
       16  Owens & Minor, Inc. ..............        429
        8  Parexel International Corp. (a)
             (c).............................        164
       21  Pediatrix Medical Group, Inc.
             (a).............................      1,899
       30  Pharmaceutical Product
             Development, Inc. (a)...........      1,864
        6  RehabCare Group, Inc. (a).........        111
       26  Renal Care Group, Inc. (a)........      1,253
        7  SFBC International, Inc. (a)
             (c).............................        118
       53  Triad Hospitals, Inc. (a).........      2,066
       27  United Surgical Partners
             International, Inc. (a) (c).....        878
       38  UnitedHealth Group, Inc. .........      2,381
       35  Universal Health Services, Inc.,
             Class B (c).....................      1,655
                                               ---------
                                                  25,613
                                               ---------
Hotels, Restaurants & Leisure (2.0%):
       19  Applebees International, Inc.
             (c).............................        424
       24  Aztar Corp. (a) (c)...............        715
       13  Bally Total Fitness Holding Corp.
             (a).............................         84
       12  Bob Evans Farms, Inc. (c).........        270
        3  Boyd Gaming Corp. ................        132
       43  Brinker International, Inc. (c)...      1,644
       54  CBRL Group, Inc. (c)..............      1,904
       21  Cheesecake Factory, Inc. (The)
             (a).............................        767
       14  IHOP Corp. (c)....................        676
       14  International Speedway Corp.,
             Class A.........................        680
       50  Jack in the Box, Inc. (a) (c).....      1,733
        8  Landry's Restaurants, Inc. (c)....        213
        7  Lone Star Steakhouse & Saloon,
             Inc. (c)........................        174
        9  Marcus Corp. (c)..................        221
       16  Multimedia Games, Inc. (a) (c)....        152
        6  O'Charley's, Inc. (a) (c).........         94
       10  Outback Steakhouse, Inc. .........        418
        8  Panera Bread Co., Class A (a)
             (c).............................        501
        7  Papa John's International, Inc.
             (a) (c).........................        387
        9  Ruby Tuesday, Inc. (a) (c)........        222
       15  Ryan's Restaurant Group, Inc. (a)
             (c).............................        175
       13  Sonic Corp. (a)...................        385

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Hotels, Restaurants & Leisure, continued:
        9  Steak N Shake Co. (The) (a) (c)...        152
       26  Triarc Cos., Inc., Class B (c)....        379
                                               ---------
                                                  12,502
                                               ---------
Household Durables (2.7%):
       66  American Greetings Corp., Class A
             (c).............................      1,460
        4  Basset Furniture Industries, Inc.
             (c).............................         70
       20  Beazer Homes USA, Inc. (c)........      1,491
       11  Blyth, Inc. (c)...................        221
        6  Ethan Allen Interiors, Inc. (c)...        225
       96  Furniture Brands International,
             Inc. (c)........................      2,139
       10  Harman International Industries,
             Inc. ...........................      1,008
       45  Hovnanian Enterprises, Inc., Class
             A (a) (c).......................      2,220
       16  Interface, Inc., Class A (a)
             (c).............................        135
       20  Lay-Z-Boy, Inc. (c)...............        276
        4  Lenox Group, Inc. (a).............         55
        5  Libbey, Inc. (c)..................         49
        5  M/I Homes, Inc. (c)...............        199
       13  Meritage Homes Corp. (a) (c)......        815
        5  Mohawk Industries, Inc. (a) (c)...        440
        2  National Presto Industries, Inc.
             (c).............................         98
        2  NVR, Inc. (a) (c).................      1,222
        5  Russ Berrie & Co., Inc. (a) (c)...         60
       13  Ryland Group, Inc. (a)............        972
        3  Skyline Corp. (a) (c).............         98
       35  Standard-Pacific Corp. (c)........      1,295
       52  Toll Brothers, Inc. (a)...........      1,808
       35  Tupperware Corp. (c)..............        773
                                               ---------
                                                  17,129
                                               ---------
Household Products (0.5%):
       17  Church & Dwight Co., Inc. ........        572
       30  Energizer Holdings, Inc. (a)......      1,490
       49  Spectrum Brands, Inc. (a) (c).....        987
        5  WD-40 Co. (c).....................        134
                                               ---------
                                                   3,183
                                               ---------
Industrial Conglomerates (0.3%):
       11  Aleris International, Inc. (a)
             (c).............................        368
        6  Carlisle Cos., Inc. ..............        424
        4  Standex International Corp. (c)...        114
       14  Teleflex, Inc. (c)................        902
       12  Tredegar Corp. (c)................        158
                                               ---------
                                                   1,966
                                               ---------
Insurance (4.7%):
       27  American Financial Group, Inc. ...      1,020
       36  AmerUs Group Co. (c)..............      2,055
       74  Brown & Brown, Inc. (c)...........      2,262
       12  Delphi Financial Group, Inc. .....        569
       10  Everest Re Group Ltd. (Bermuda)...        975


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Insurance, continued:
       62  Fidelity National Financial,
             Inc. ...........................      2,265
        6  Fidelity National Title Group,
             Inc. ...........................        150
       43  First American Corp. .............      1,938
       14  Hanover Insurance Group, Inc.
             (The)...........................        573
        5  Hilb, Rogal & Hobbs Co. (c).......        210
       17  Horace Mann Educators Corp. ......        328
        8  Infinity Property & Casualty Corp.
             (c).............................        303
       12  LandAmerica Financial Group, Inc.
             (c).............................        753
       14  Mercury General Corp. (c).........        814
       37  Ohio Casualty Corp. ..............      1,043
       62  Old Republic International
             Corp. ..........................      1,633
       18  Philadelphia Consolidated Holding
             Co. (a) (c).....................      1,721
        9  Presidential Life Corp. (a) (c)...        180
       12  ProAssurance Corp. (a) (c)........        570
       34  Protective Life Corp. (a).........      1,506
       10  RLI Corp. (a).....................        493
        1  SCPIE Holdings, Inc. (a)..........         29
       11  Selective Insurance Group (a)
             (c).............................        577
       50  Stancorp Financial Group, Inc.
             (a).............................      2,519
        7  Stewart Information Services Corp.
             (c).............................        356
       14  UICI..............................        497
        7  United Fire & Casualty Co. (c)....        276
       23  Unitrin, Inc. (c).................      1,017
       62  W.R. Berkley Corp. ...............      2,937
       13  Zenith National Insurance
             Corp. ..........................        606
                                               ---------
                                                  30,175
                                               ---------
Internet & Catalog Retail (0.1%):
       21  Insight Enterprises, Inc. (a)
             (m).............................        409
        7  J. Jill Group, Inc. (The) (a).....        136
       11  MIVA, Inc. (a)....................         53
       13  Napster, Inc. (a).................         46
                                               ---------
                                                     644
                                               ---------
Internet Software & Services (1.0%):
        5  Blue Coat Systems, Inc. (a) (m)...        225
       16  Digital Insight Corp. (a).........        501
       11  Infospace, Inc. (a) (c)...........        284
       34  Internet Security Systems (a).....        704
       10  j2 Global Communications, Inc. (a)
             (c).............................        422
      101  McAfee, Inc. (a)..................      2,753
       29  WebEx Communications, Inc. (a)
             (c).............................        630
        9  Websense, Inc. (a) (c)............        598
                                               ---------
                                                   6,117
                                               ---------
IT Services (2.9%):
       20  Acxiom Corp. .....................        449
       60  Alliance Data Systems Corp. (a)
             (c).............................      2,127
       12  Anteon International Corp. (a)....        669
       80  BISYS Group, Inc. (The) (a).......      1,124

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
IT Services, continued:
       33  CACI International, Inc., Class A
             (a) (c).........................      1,910
        5  Carreker Corp. (a) (c)............         23
       35  Ceridian Corp. (a)................        860
       21  Ciber, Inc. (a) (c)...............        135
       45  Cognizant Technology Solutions
             Corp., Class A (a)..............      2,246
       76  CSG Systems International, Inc.
             (a) (c).........................      1,688
       50  DST Systems, Inc. (a).............      2,971
       21  Gartner, Inc., Class A (a) (c)....        268
       18  Global Payments, Inc. ............        844
        5  Intrado, Inc. (a) (c).............        122
        4  iPayment Holdings, Inc. (a) (c)...        167
       23  Keane, Inc. (a) (c)...............        251
       11  Mantech International Corp., Class
             A (a) (c).......................        303
        9  MAXIMUS, Inc. (c).................        312
       33  MoneyGram International, Inc. ....        873
       40  MPS Group, Inc. (a) (c)...........        547
        8  Pegasus Solutions, Inc. (a) (c)...         71
       11  SRA International, Inc., Class A
             (a) (c).........................        323
        5  Startek, Inc. (c).................         86
                                               ---------
                                                  18,369
                                               ---------
Leisure Equipment & Products (0.5%):
        7  Arctic Cat, Inc. (c)..............        149
       25  Callaway Golf Co. ................        348
        9  JAKKS Pacific, Inc. (a) (c).......        182
       16  K2, Inc. (a) (c)..................        165
        6  MarineMax, Inc. (a) (c)...........        193
        4  Meade Instruments Corp. (a).......         10
       31  Nautilus Group, Inc. (c)..........        582
       20  Polaris Industries, Inc. (c)......        980
        6  SCP Pool Corp. (c)................        208
        9  Sturm Ruger & Co., Inc. (c).......         64
                                               ---------
                                                   2,881
                                               ---------
Machinery (4.2%):
       83  AGCO Corp. (a) (c)................      1,369
       13  Albany International Corp. .......        470
        6  Astec Industries, Inc. (a)........        206
        7  ASV, Inc. (a) (c).................        178
        9  Barnes Group, Inc. (c)............        299
       60  Briggs & Stratton Corp. (c).......      2,315
       32  Crane Co. ........................      1,129
        8  Donaldson Co., Inc. ..............        246
        8  EnPro Industries, Inc. (a) (c)....        222
       18  Federal Signal Corp. (c)..........        265
       29  Flowserve Corp. (a)...............      1,132
       33  Gardner Denver, Inc. (a)..........      1,610
       16  Harsco Corp. .....................      1,055


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 80

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Machinery, continued:
       13  IDEX Corp. .......................        531
       27  JLG Industries, Inc. (c)..........      1,217
       10  Joy Global, Inc. .................        390
       11  Kaydon Corp. (c)..................        366
       21  Kennametal, Inc. (c)..............      1,068
        4  Lindsay Manufacturing Co. (c).....         76
        4  Lydall, Inc. (a)..................         36
       13  Mueller Industries, Inc. .........        362
       14  Nordson Corp. ....................        567
       57  Oshkosh Truck Corp. ..............      2,544
       31  Pentair, Inc. (a).................      1,080
       38  Reliance Steel & Aluminum Co. (a)
             (c).............................      2,331
        5  Robbins & Myers, Inc. (a) (c).....         97
       51  SPX Corp. (a).....................      2,328
        9  Stewart & Stevenson Services, Inc.
             (c).............................        194
        6  Tecumseh Products Co., Class A
             (c).............................        136
       49  Timken Co. .......................      1,569
       17  Toro Co. (c)......................        734
        8  Valmont Industries, Inc. .........        262
       11  Wabash National Corp. (c).........        213
       10  Watts Water Technologies, Inc.,
             Class A (c).....................        311
        5  Wolverine Tube, Inc. (a)..........         23
                                               ---------
                                                  26,931
                                               ---------
Marine (0.0%) (g):
        5  Alexander & Baldwin, Inc. ........        273
                                               ---------
Media (1.5%):
        4  4Kids Entertainment, Inc. (a)
             (c).............................         55
       13  Advo, Inc. (c)....................        358
       20  Arbitron, Inc. (c)................        768
       30  Belo Corp., Class A                       633
       51  Catalina Marketing Corp. (c)......      1,304
       13  Emmis Communications Corp., Class
             A (a) (c).......................        258
       37  Entercom Communications Corp. (a)
             (c).............................      1,094
       28  Harte-Hanks, Inc. ................        738
       18  Lee Enterprises, Inc. ............        673
        9  Media General, Inc., Class A......        441
       54  Reader's Digest Association, Inc.
             (The) (a).......................        819
       36  Scholastic Corp. (a) (c)..........      1,033
        5  Thomas Nelson, Inc. (c)...........        120
       30  Valassis Communications, Inc. (a)
             (c).............................        859
        1  Washington Post Co. (The), Class B
             (c).............................        449
                                               ---------
                                                   9,602
                                               ---------

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Metals & Mining (2.3%):
        7  AM Castle & Co. (a) (c)...........        154
       11  AMCOL International Corp. ........        229
        5  Brush Engineered Materials, Inc.
             (a).............................         72
       33  Carpenter Technology Corp. (c)....      2,342
        9  Century Aluminum Co. (a) (c)......        239
        8  Chaparral Stell Co. (a)...........        256
        9  Cleveland-Cliffs, Inc. (c)........        763
       22  Commercial Metals Co. ............        822
       17  Massey Energy Co. ................        642
       48  Peabody Energy Corp. (a)..........      3,940
       34  Quanex Corp. (a) (c)..............      1,706
        9  RTI International Metals, Inc. (a)
             (c).............................        331
        8  Ryerson Tull, Inc. (a) (c)........        205
       52  Steel Dynamics, Inc. (c)..........      1,863
        3  Steel Technologies, Inc. (c)......         96
       49  Worthington Industries, Inc.
             (c).............................        935
                                               ---------
                                                  14,595
                                               ---------
Multi-Utilities (2.3%):
      147  Aquila, Inc. (a) (c)..............        529
       19  Avista Corp. (c)..................        338
       20  Energen Corp. ....................        713
       94  Energy East Corp. ................      2,147
        9  Equitable Resources, Inc. ........        319
       57  MDU Resources Group, Inc. (c).....      1,869
       40  National Fuel Gas Co. ............      1,246
       89  Oneok, Inc. ......................      2,379
       31  Questar Corp. (a).................      2,323
       51  SCANA Corp. (a)...................      1,999
       31  Vectren Corp. ....................        835
                                               ---------
                                                  14,697
                                               ---------
Multiline Retail (0.4%):
       23  99 Cents Only Stores (a) (c)......        243
       56  Dollar Tree Stores, Inc. (a)......      1,339
       14  Fred's, Inc. (c)..................        235
       54  Saks, Inc. (a) (c)................        909
                                               ---------
                                                   2,726
                                               ---------
Oil, Gas & Consumable Fuels (3.2%):
       24  Cimarex Energy Co. (a) (c)........      1,028
        5  Forest Oil Corp. (a)..............        237
       16  Frontier Oil Corp. (c)............        590
       57  Newfield Exploration Co. (a)
             (c).............................      2,851
       36  Noble Energy, Inc. ...............      1,467
       36  Overseas Shipholding Group,
             Inc. ...........................      1,818
        7  Penn Virginia Corp. (a) (c).......        407
        6  Petroleum Development Corp. (a)...        215
       19  Pioneer Natural Resources Co. (a)
             (c).............................        948
       22  Plains Exploration & Production
             Co. (a).........................        891
       33  Pogo Producing Co. (a) (c)........      1,650
       26  Quicksilver Resources, Inc. (a)
             (c).............................      1,096


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Oil, Gas & Consumable Fuels, continued:
        8  Remington Oil & Gas Corp. (a)
             (c).............................        294
       29  Southwestern Energy Co. (a).......      1,060
       12  St. Mary Land & Exploration Co.
             (a) (c).........................        457
       41  Stone Energy Corp. (a)............      1,873
       21  Swift Energy Co. (a) (c)..........        955
        5  Tesoro Corp. .....................        313
       28  Vintage Petroleum, Inc. ..........      1,508
       11  Western Gas Resources, Inc. ......        529
        9  World Fuel Services Corp. ........        297
                                               ---------
                                                  20,484
                                               ---------
Paper & Forest Products (0.2%):
       11  Buckeye Technologies, Inc. (a)
             (c).............................         91
        4  Deltic Timber Corp. (c)...........        199
       14  Glatfelter (c)....................        196
        6  Neenah Paper, Inc. (c)............        164
        5  Pope & Talbot, Inc. (a)...........         44
        5  Schweitzer-Mauduit International,
             Inc. (a) (c)....................        118
       18  Wausau-Mosinee Paper Corp. (c)....        209
                                               ---------
                                                   1,021
                                               ---------
Personal Products (0.1%):
        5  Nature's Sunshine Products,
             Inc. ...........................         98
       16  Playtex Products, Inc. (a)........        224
                                               ---------
                                                     322
                                               ---------
Pharmaceuticals (2.4%):
       27  Alpharma, Inc., Class A...........        760
       36  Barr Pharmaceuticals, Inc. (a)....      2,272
        6  Bradley Pharmaceuticals, Inc. (a)
             (c).............................         53
       13  Connetics Corp. (a) (c)...........        193
       85  IVAX Corp. (a)....................      2,658
       58  Medicis Pharmaceutical Corp.,
             Class A (c).....................      1,853
       64  MGI Pharma, Inc. (a) (c)..........      1,092
        7  Noven Pharmaceuticals, Inc. (a)
             (c).............................        110
       48  Omnicare, Inc. (c)................      2,726
       78  Perrigo Co. (c)...................      1,165
       46  Sepracor, Inc. (a) (c)............      2,380
                                               ---------
                                                  15,262
                                               ---------
Real Estate (3.5%):
       12  Acadia Realty Trust REIT..........        244
       33  AMB Property Corp. REIT...........      1,628
       18  Colonial Properties Trust REIT....        752
       21  Commercial Net Lease Realty REIT
             (c).............................        419
       44  Developers Diversified Realty
             Corp. REIT......................      2,059
        8  EastGroup Properties, Inc. REIT
             (c).............................        369
       10  Entertainment Properties Trust
             REIT............................        425
        9  Essex Property Trust, Inc. REIT...        814
       14  Glenborough Realty Trust, Inc.
             REIT (c)........................        257

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Real Estate, continued:
       22  Highwoods Properties, Inc. REIT...        616
       27  Hospitality Properties Trust REIT
             (c).............................      1,100
       11  Kilroy Realty Corp. REIT (c)......        693
       19  Lexington Corporate Properties
             Trust REIT......................        402
       34  Liberty Property Trust, REIT
             (c).............................      1,469
       24  Macerich Co. (The) REIT...........      1,580
       24  Mack-Cali Realty Corp. REIT.......      1,026
       23  New Century Financial Corp. REIT
             (c).............................        819
       42  New Plan Excel Realty Trust REIT
             (c).............................        967
        4  Parkway Properties, Inc. (REIT )
             (a) (c).........................        176
       29  Rayonier, Inc., REIT (a)..........      1,161
       26  Regency Centers Corp. REIT (a)....      1,508
       18  Shurgard Storage Centers, Inc.
             REIT............................      1,016
        6  Sovran Self Storage, Inc. REIT (a)
             (c).............................        261
        8  Town & Country Trust (The) REIT
             (c).............................        276
       53  United Dominion Realty Trust, Inc.
             REIT............................      1,252
       33  Weingarten Realty Investors REIT
             (c).............................      1,260
                                               ---------
                                                  22,549
                                               ---------
Road & Rail (1.0%):
       17  Arkansas Best Corp. (c)...........        745
       17  Heartland Express, Inc. (c).......        335
       46  J.B.Hunt Transport Services, Inc.
             (c).............................      1,052
       32  Kansas City Southern Industries,
             Inc. (a) (c)....................        778
       16  Landstar System, Inc. ............        652
       11  Old Dominion Freight Line (a)
             (c).............................        297
       35  Swift Transportation Co., Inc. (a)
             (c).............................        709
       46  Yellow Roadway Corp. (a)..........      2,050
                                               ---------
                                                   6,618
                                               ---------
Semiconductors & Semiconductor Equipment (3.1%):
        9  Actel Corp. (a) (c)...............        111
       10  Advanced Energy Industries, Inc.
             (a) (c).........................        123
       54  Axcelis Technologies, Inc. (a)
             (c).............................        257
       28  Brooks Automation, Inc. (a) (c)...        348
       10  Cabot Microelectronics Corp. (a)
             (c).............................        285
        7  Cohu, Inc. .......................        153
        4  Cymer, Inc. (a)...................        151
       12  DSP Group, Inc. (a) (c)...........        296
       14  ESS Technology, Inc. (a) (c)......         47
       16  Exar Corp. (a) (c)................        202
       66  Fairchild Semiconductor
             International, Inc. (a).........      1,115
       15  FEI Co. (a) (c)...................        279
       36  International Rectifier Corp.
             (a).............................      1,141
       75  Intersil Corp., Class A...........      1,875
       27  Kopin Corp. (a) (c)...............        146
       29  Kulicke & Soffa Industries, Inc.
             (a) (c).........................        258


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 82

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Semiconductors & Semiconductor Equipment, continued:
       98  Lam Research Corp. (a)............      3,497
       42  Lattice Semiconductor Corp. (a)...        180
       80  MEMC Electronic Materials, Inc.
             (a).............................      1,784
       56  Micrel, Inc. (a) (c)..............        646
      103  Microchip Technology, Inc. .......      3,312
       13  Pericom Semiconductor Corp. (a)
             (c).............................        104
       18  Photronics, Inc. (a) (c)..........        268
       11  Power Integrations, Inc. (a)
             (c).............................        271
        6  Rudolph Technologies, Inc. (a)
             (c).............................         73
       28  Silicon Laboratories, Inc. (a)....      1,022
      173  Skyworks Solutions, Inc. (a)
             (c).............................        882
        8  Standard Microsystems Corp. (a)
             (c).............................        240
        4  Supertex, Inc. (a)................        177
       51  Triquint Semiconductor, Inc.
             (a).............................        225
        9  Ultratech, Inc. (a) (c)...........        153
        5  Varian Semiconductor Equipment
             Associates, Inc. (a) (c)........        220
                                               ---------
                                                  19,841
                                               ---------
Software (2.5%):
       42  Adobe Systems, Inc. ..............      1,564
        6  Advent Software, Inc. (a) (c).....        183
        9  Altiris, Inc. (a) (c).............        153
       13  Ansys, Inc. (a)...................        549
      176  Cadence Design Systems, Inc. (a)
             (c).............................      2,971
       21  Captaris, Inc. (a) (c)............         77
        5  Catapult Communications Corp. (a)
             (c).............................         80
        6  EPIQ Systems, Inc. (a) (c)........        116
       51  Fair Isaac Corp. (c)..............      2,233
       12  Hyperion Solutions Corp. (a)......        424
       11  JDA Software Group, Inc. (a)......        194
       37  Macrovision Corp. (a).............        612
       13  Manhattan Associates, Inc. (a)....        256
       10  Mapinfo Corp. (a) (c).............        125
       30  Mentor Graphics Corp. (a) (c).....        308
       11  Micros Systems, Inc. (a) (c)......        509
       11  MRO Software, Inc. (a)............        154
        8  Open Solutions, Inc. (a)..........        182
        6  Phoenix Technologies Ltd. (a)
             (c).............................         37
        3  Quality Systems, Inc. (a) (c).....        247
       10  Radiant Systems, Inc. (a).........        125
       23  Reynolds & Reynolds Co. (The)
             (a).............................        637
       13  Secure Computing Corp. (a)........        162
       11  Serena Software, Inc. (a) (c).....        259
        9  Sonic Solutions, Inc. (a) (c).....        135
        9  SPSS, Inc. (a)....................        266
       86  Sybase, Inc. (a)..................      1,877
       40  Synopsys, Inc. (a)................        802
       16  Transaction Systems Architechs,
             Inc. (a)........................        461
                                               ---------
                                                  15,698
                                               ---------

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Specialty Retail (5.6%):
       19  Aaron Rents, Inc. (c).............        409
       11  Abercrombie & Fitch Co. ..........        728
       60  Advance Auto Parts, Inc. (a)......      2,597
       98  American Eagle Outfitters, Inc.
             (c).............................      2,262
       63  Barnes & Noble, Inc. (c)..........      2,687
       43  Borders Group, Inc. (c)...........        927
        5  Building Material Holding Corp.
             (c).............................        374
        6  Burlington Coat Factory Warehouse
             Corp. ..........................        243
       12  Cato Corp. (The), Class A.........        257
       21  Chico's FAS, Inc. (a) (c).........        903
       25  Children's Place Retail Stores,
             Inc. (The) (a) (c)..............      1,214
       15  Christopher & Banks Corp. (c).....        286
       59  Claire's Stores, Inc. ............      1,738
        8  Cost Plus, Inc. (a) (c)...........        138
       10  Dress Barn, Inc. (a) (c)..........        370
       18  Finish Line, Inc., Class A (c)....        318
       64  Foot Locker, Inc. ................      1,512
       20  GameStop Corp. (a)................        582
        5  GameStop Corp. (a) (c)............        173
       10  Genesco, Inc. (a) (c).............        376
        9  Group 1 Automotive, Inc. (a)
             (c).............................        286
       13  Gymboree Corp. (a) (c)............        296
        7  Hancock Fabrics, Inc. (c).........         30
        7  Haverty Furniture Cos., Inc.
             (c).............................         93
       13  Hibbett Sporting Goods, Inc. (a)
             (c).............................        362
       18  HOT Topic, Inc. (a) (c)...........        252
        6  Jo-Ann Stores, Inc. (a) (c).......         74
        5  Jos. A. Bank Clothiers, Inc. (a)
             (c).............................        208
        5  Linens 'N Things, Inc. (a)........        131
       48  Men's Wearhouse, Inc. (a).........      1,405
       61  Michaels Stores, Inc. ............      2,162
       22  Movie Gallery, Inc. (c)...........        126
       25  O'Reilly Automotive, Inc. (a)
             (c).............................        802
       37  Pacific Sunwear of California,
             Inc. (a)........................        926
      100  Payless Shoesource, Inc. (a)......      2,511
       21  PEP Boys-Manny Moe & Jack (a)
             (c).............................        319
       39  Petsmart, Inc. (a)................        988
       81  Rent-A-Center, Inc. (a) (c).......      1,531
       14  Select Comfort Corp. (a) (c)......        378
       16  Sonic Automotive, Inc. (a)........        357
       20  Stage Stores, Inc. (a) (c)........        604


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Specialty Retail, continued:
       13  Stein Mart, Inc. .................        241
       35  Too, Inc. (a) (c).................        995
       33  Williams-Sonoma, Inc. (a) (c).....      1,438
       43  Zale Corp. (a) (c)................      1,070
                                               ---------
                                                  35,679
                                               ---------
Textiles, Apparel & Luxury Goods (1.0%):
        4  Ashworth, Inc. (a) (c)............         35
        7  Brown Shoe Co., Inc. (c)..........        283
       11  K-Swiss, Inc., Class A (c)........        365
       12  Kellwood Co. (c)..................        289
        5  Oxford Industries, Inc. (a) (c)...        267
       23  Phillips-Van Heusen (a)...........        757
       46  Polo Ralph Lauren Corp. (a).......      2,570
       10  Russell Corp. (a) (c).............        139
       13  Stride Rite Corp. ................        181
       43  Timberland Co., Class A (a).......      1,402
        9  Wolverine World Wide, Inc. .......        194
                                               ---------
                                                   6,482
                                               ---------
Thrifts & Mortgage Finance (2.5%):
        7  Accredited Home Lenders Holding
             Co. (a) (c).....................        368
        8  Anchor Bancorp Wisconsin, Inc.
             (c).............................        242
       89  Astoria Financial Corp. ..........      2,619
       21  BankAtlantic Bancorp, Inc., Class
             A (c)...........................        288
       12  Bankunited Financial Corp., Class
             A (c)...........................        312
       20  Brookline Bancorp, Inc. (c).......        288
       13  Dime Community Bancshares (c).....        190
       10  Downey Financial Corp. (c)........        685
        8  Fidelity Bankshares, Inc. (c).....        253
       19  FirstFed Financial Corp. (a)
             (c).............................      1,063
       37  Flagstar Bancorp, Inc. (c)........        531
        9  Franklin Bank Corp. (a) (c).......        170
       30  Fremont General Corp. (c).........        702
       56  IndyMac Bancorp, Inc. (c).........      2,169
       12  MAF Bancorp, Inc. (c).............        493
       70  New York Community Bancorp, Inc.
             (c).............................      1,159
        3  PMI Group, Inc. (The) (a) (c).....        141
       39  Radian Group, Inc. (a) (c)........      2,298
        1  Sovereign Bancorp, Inc. (a).......         --(h)
       12  Sterling Financial Corp. .........        297
       35  Washington Federal, Inc. (c)......        804
       22  Webster Financial Corp. ..........      1,024
                                               ---------
                                                  16,096
                                               ---------
Tobacco (0.1%):
       22  Alliance One International, Inc.
             (c).............................         88
       10  Universal Corp. (c)...............        433
                                               ---------
                                                     521
                                               ---------
Trading Companies & Distributors (0.6%):
       11  Applied Industrial Technologies,
             Inc. ...........................        366
        5  Fastenal Co. .....................        206

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
       56  Hughes Supply, Inc. ..............      2,024
        3  Lawson Products, Inc. (c).........        117
       20  MSC Industrial Direct Co. (c).....        805
        4  Watsco, Inc. .....................        260
                                               ---------
                                                   3,778
                                               ---------
Water Utilities (0.3%):
        5  American States Water Co. (c).....        158
       52  Aqua America, Inc. (c)............      1,410
                                               ---------
                                                   1,568
                                               ---------
Wireless Telecommunication Services (0.2%):
       39  Telephone & Data Systems, Inc. ...      1,416
                                               ---------
  Total Common Stocks
    (Cost $510,377)..........................    624,467
                                               ---------
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
SHORT-TERM INVESTMENTS (1.8%):
Investment Company (1.8%):
   11,130  JPMorgan Liquid Assets Money
             Market Fund (b) (m).............     11,130
                                               ---------
U.S. Treasury Obligations (0.0%): (g)
           U.S. Treasury Bills (k) (m) (n)...
      352  U.S. Treasury Bills 3.60%,
             01/05/06........................        352
       75  U.S. Treasury Bills 3.93%,
             03/23/06........................         75
                                               ---------
                                                     427
                                               ---------
  Total Short-Term Investments
    (Cost $11,556)...........................     11,557
                                               ---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
  (30.2%)
Certificates of Deposit (1.0%):
    5,400  Canadian Imperial Bank NY, FRN,
             4.43%, 01/30/07.................      5,400
      990  World Savings Bank FSB, FRN,
             4.49%, 09/15/06.................        990
                                               ---------
                                                   6,390
                                               ---------
Commercial Paper (1.6%)
   10,000  Morgan Stanley, FRN, 4.33%,
             04/17/06........................     10,000
                                               ---------
Corporate Notes (11.4%)
    9,500  Bank of America N.A., FRN, 4.31%,
             11/07/06........................      9,500
    5,000  Berkshire Hathaway Finance, FRN,
             4.16%, 01/11/08.................      5,000
    7,500  CC USA, Inc., FRN, 4.41%,
             02/17/06........................      7,500
    9,500  CDC Financial Products, Inc., FRN,
             4.35%, 01/30/06.................      9,500
    9,200  Citigroup Global Markets Holdings,
             Inc., FRN, 4.32%, 01/06/06......      9,200


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 84

JPMORGAN MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Corporate Notes, continued:
      389  Citigroup Global Markets Holdings,
             Inc., FRN, 4.59%, 12/12/06......        389
    5,000  Goldman Sachs Group, Inc., FRN,
             4.41%, 12/28/07.................      5,000
    6,000  Greenwich Capital Financial
             Products, FRN, 4.55%,
             01/06/06........................      6,000
    1,386  Greenwich Capital Holdings, Inc.,
             FRN, 4.89%, 07/09/07............      1,386
      583  HBOS Treasury Services plc, FRN,
             4.31%, 01/30/07.................        583
    5,000  K2 (USA) LLC, FRN, 4.35%,
             02/15/06........................      5,000
    7,000  Lehman Brothers Holdings, Inc.,
             FRN, 4.40%, 03/30/06............      7,000
    6,017  Links Finance LLC, FRN, 4.29%,
             10/06/06........................      6,017
      292  MBIA Global Funding LLC, FRN,
             4.48%, 01/26/07.................        292
      396  Sigma Finance, Inc., FRN, 4.41%,
             02/27/06........................        396
                                               ---------
                                                  72,763
                                               ---------
Repurchase Agreements (16.2%)
   18,988  Bank of America Securities LLC,
             4.26%,dated 12/30/05, due
             01/03/06, repurchase price
             $18,997, collateralized by U.S.
             Government Agency Securities....     18,988
    5,000  Lehman Brothers, Inc., 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $5,002,
             collateralized by U.S.
             Government Agency Securities....      5,000

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  ---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreements, continued:
    9,000  Lehman Brothers, Inc., 4.37%,
             dated 12/30/05, due 01/03/06,
             repurchase price $9,004,
             collateralized by common
             stocks..........................      9,000
   35,000  Morgan Stanley & Co. Inc., 4.27%,
             dated 12/30/05, due 01/03/06,
             repurchase price $35,017,
             collateralized by U.S.
             Government Agency Securities....     35,000
   35,000  UBS Securities LLC, 4.26%,dated
             12/30/05, due 01/03/06,
             repurchase price $35,017,
             collateralized by U.S.
             Government Agency Securities....     35,000
                                               ---------
                                                 102,988
                                               ---------
  Total Investments of Cash Collateral for
    Securities on Loan (Cost $192,141)           192,141
                                               ---------
TOTAL INVESTMENTS (130.1%)
  (Cost $714,074)                                828,165
LIABILITIES IN EXCESS OF OTHER ASSETS (30.1%)   (191,523)
                                               ---------
NET ASSETS (100.0%)                            $ 636,642
                                               =========

------------

Percentages indicated are based on net assets.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS     DESCRIPTION     EXPIRATION DATE   NOTIONAL VALUE AT 12/31/05 (USD)   UNREALIZED DEPRECIATION (USD)
--------------------------------------------------------------------------------------------------------------------------
        108           S&P Mid Cap 400     March, 2006                  $8,027                            $(23)
         53            Russell Mini       March, 2006                   3,595                             (25)
                                                                                                         ----
                                                                                                         $(48)
                                                                                                         ====


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS (93.2%): (P)
COMMON STOCKS (93.2%):
Aerospace & Defense (2.4%):
    51  Alliant Techsystems, Inc. (a)......       3,921
   145  Armor Holdings, Inc. (a)...........       6,166
    53  DRS Technologies, Inc. ............       2,714
    33  General Dynamics Corp. ............       3,728
    83  Lockheed Martin Corp. .............       5,264
    97  Northrop Grumman Corp. ............       5,830
   118  Precision Castparts Corp. .........       6,124
   117  Raytheon Co. ......................       4,686
                                             ----------
                                                 38,433
                                             ----------
Air Freight & Logistics (0.3%):
    89  CNF, Inc. .........................       4,973
                                             ----------
Airlines (0.3%):
   172  Skywest, Inc. .....................       4,625
                                             ----------
Auto Components (0.6%):
   115  ArvinMeritor, Inc. ................       1,653
   414  Goodyear Tire & Rubber Co. (The)
          (a)..............................       7,204
    36  TRW Automotive Holdings Corp.
          (a)..............................         948
                                             ----------
                                                  9,805
                                             ----------
Automobiles (0.3%):
   609  Ford Motor Co. ....................       4,700
                                             ----------
Beverages (0.8%):
   239  Coca-Cola Enterprises, Inc. .......       4,576
   204  Pepsi Bottling Group, Inc. ........       5,834
    84  PepsiAmericas, Inc. ...............       1,955
                                             ----------
                                                 12,365
                                             ----------
Biotechnology (1.9%):
    61  Amgen, Inc. (a)....................       4,841
   119  Cephalon, Inc. (a).................       7,703
    36  CV Therapeutics, Inc. (a)..........         884
    74  Human Genome Sciences, Inc. (a)....         634
    76  Invitrogen Corp. (a)...............       5,065
    57  Medarex, Inc. (a)..................         785
   281  Millennium Pharmaceuticals, Inc.
          (a)..............................       2,726
    32  Protein Design Labs, Inc. (a)......         903
   113  United Therapeutics Corp. (a)......       7,803
                                             ----------
                                                 31,344
                                             ----------
Building Products (0.2%):
   140  Lennox International, Inc. ........       3,948
                                             ----------
Capital Markets (1.8%):
    49  Bear Stearns Cos., Inc. (The)......       5,674
    44  Goldman Sachs Group, Inc. .........       5,597
    56  Lehman Brothers Holdings, Inc. ....       7,152
    70  Merrill Lynch & Co., Inc. .........       4,755
    80  Morgan Stanley ....................       4,519
    44  State Street Corp. ................       2,442
                                             ----------
                                                 30,139
                                             ----------

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS, CONTINUED:
Common Stocks, continued:
Chemicals (1.9%):
    59  Eastman Chemical Co. ..............       3,038
    76  H.B. Fuller Co. ...................       2,427
   151  Headwaters, Inc. (a)...............       5,354
   144  Lubrizol Corp. ....................       6,233
   191  Lyondell Chemical Co. .............       4,539
   244  Olin Corp. ........................       4,803
    88  Rohm & Haas Co. ...................       4,243
    38  Westlake Chemical Corp. ...........       1,090
                                             ----------
                                                 31,727
                                             ----------
Commercial Banks (1.9%):
   120  Bank of America Corp. .............       5,542
    93  Comerica, Inc. ....................       5,280
   263  First Bancorp (Puerto Rico)........       3,267
    82  First Horizon National Corp. ......       3,157
   138  Keycorp............................       4,529
    52  PNC Financial Services Group,
          Inc. ............................       3,192
   156  U.S. Bancorp.......................       4,648
    28  Zions Bancorp......................       2,133
                                             ----------
                                                 31,748
                                             ----------
Commercial Services & Supplies (1.9%):
   150  Administaff, Inc. .................       6,303
   167  Career Education Corp. (a).........       5,632
   153  Education Management Corp. (a).....       5,140
    48  Labor Ready, Inc. (a)..............       1,001
    99  Manpower, Inc. ....................       4,587
   163  R.R. Donnelley & Sons Co. .........       5,573
    17  Resources Connection, Inc. (a).....         447
   143  Sotheby's Holdings, Inc., Class A
          (a)..............................       2,628
                                             ----------
                                                 31,311
                                             ----------
Communications Equipment (2.0%):
   538  Arris Group, Inc. (a)..............       5,094
    45  Avocent Corp. (a)..................       1,223
    76  Belden CDT, Inc. ..................       1,852
   257  CommScope, Inc. (a)................       5,171
    71  Comtech Telecommunications Corp.
          (a)..............................       2,162
   242  Motorola, Inc. ....................       5,469
   289  Tekelec (a)........................       4,021
   660  Tellabs, Inc. (a)..................       7,193
                                             ----------
                                                 32,185
                                             ----------
Computers & Peripherals (2.4%):
   873  Brocade Communications Systems,
          Inc. (a).........................       3,551
   227  Hewlett-Packard Co. ...............       6,501
    31  Imation Corp. .....................       1,448
    69  Komag, Inc. (a)....................       2,376
   464  Maxtor Corp. (a)...................       3,220


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 86

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS, CONTINUED:
Common Stocks, continued:
Computers & Peripherals, continued:
   195  Palm, Inc. (a).....................       6,202
   332  Seagate Technology (Cayman Islands)
          (a)..............................       6,632
   481  Western Digital Corp. (a)..........       8,945
                                             ----------
                                                 38,875
                                             ----------
Construction & Engineering (0.7%):
    31  EMCOR Group, Inc. (a)..............       2,097
    27  Fluor Corp. .......................       2,068
   273  Shaw Group, Inc. (The) (a).........       7,935
                                             ----------
                                                 12,100
                                             ----------
Construction Materials (0.5%):
    63  Eagle Materials, Inc. .............       7,764
                                             ----------
Containers & Packaging (0.6%):
   280  Crown Holdings, Inc. (a)...........       5,477
    78  Temple-Inland, Inc. ...............       3,515
                                             ----------
                                                  8,992
                                             ----------
Distributors (0.5%):
    94  Adesa, Inc. .......................       2,287
   152  WESCO International, Inc. (a)......       6,476
                                             ----------
                                                  8,763
                                             ----------
Diversified Consumer Services (0.1%):
   229  Service Corp. International........       1,873
                                             ----------
Diversified Financial Services (0.5%):
   113  CIT Group, Inc. ...................       5,858
    43  Principal Financial Group..........       2,045
                                             ----------
                                                  7,903
                                             ----------
Diversified Telecommunication Services (0.6%):
   123  CenturyTel, Inc. ..................       4,082
   934  Qwest Communications International,
          Inc. (a).........................       5,279
                                             ----------
                                                  9,361
                                             ----------
Electric Utilities (2.9%):
    63  Alliant Energy Corp. ..............       1,780
   147  American Electric Power Co.,
          Inc. ............................       5,443
   446  CMS Energy Corp. (a)...............       6,476
   173  Edison International...............       7,524
   233  Pepco Holdings, Inc. ..............       5,206
   129  PG&E Corp. ........................       4,778
   105  Progress Energy, Inc. .............       4,624
   147  Puget Energy, Inc. ................       2,994
   282  TECO Energy, Inc. .................       4,846
    80  TXU Corp. .........................       4,010
                                             ----------
                                                 47,681
                                             ----------
Electrical Equipment (0.1%):
    47  Regal-Beloit Corp. ................       1,663
                                             ----------
Electronic Equipment & Instruments (2.5%):
   207  Arrow Electronics, Inc. (a)........       6,623
   281  Avnet, Inc. (a)....................       6,729
   405  Celestica, Inc. (Canada) (a).......       4,278

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS, CONTINUED:
Common Stocks, continued:
Electronic Equipment & Instruments, continued:
    34  Checkpoint Systems, Inc. (a).......         835
   374  Flextronics International Ltd.
          (a)..............................       3,899
   251  Ingram Micro, Inc., Class A (a)....       5,007
   116  Itron, Inc. (a)....................       4,661
   928  Sanmina-SCI Corp. (a)..............       3,955
 1,488  Solectron Corp. (a)................       5,446
                                             ----------
                                                 41,433
                                             ----------
Energy Equipment & Services (4.2%):
    51  Cal Dive International, Inc. (a)...       1,831
   148  Grant Prideco, Inc. (a)............       6,512
   519  Grey Wolf, Inc. (a)................       4,011
   106  Helmerich & Payne, Inc. ...........       6,589
   111  Lone Star Technologies, Inc. (a)...       5,709
    64  Nabors Industries Ltd. (Barbados)
          (a)..............................       4,833
   174  NS Group, Inc. (a).................       7,271
   168  Oil States International, Inc.
          (a)..............................       5,315
   119  Parker Drilling Co. (a)............       1,284
   146  Patterson-UTI Energy, Inc. ........       4,797
   132  Rowan Cos., Inc. ..................       4,697
    27  SEACOR Holdings, Inc. (a)..........       1,821
    46  Todco, Class A (a).................       1,752
   114  Unit Corp. (a).....................       6,281
   182  Veritas DGC, Inc. (a)..............       6,461
                                             ----------
                                                 69,164
                                             ----------
Food & Staples Retailing (1.5%):
   273  Kroger Co. (The) (a)...............       5,148
    78  Pantry, Inc. (The) (a).............       3,663
   154  Performance Food Group Co. (a).....       4,382
   279  Safeway, Inc. .....................       6,593
   168  Suervalu, Inc. ....................       5,455
                                             ----------
                                                 25,241
                                             ----------
Food Products (1.3%):
    83  Dean Foods Co. (a).................       3,139
   274  Del Monte Foods Co. (a)............       2,854
   116  General Mills, Inc. ...............       5,729
   119  Gold Kist, Inc. (a)................       1,784
    86  HJ Heinz Co. ......................       2,912
   161  Pilgrim's Pride Corp., Class B.....       5,346
                                             ----------
                                                 21,764
                                             ----------
Gas Utilities (0.5%):
    90  KeySpan Corp. .....................       3,219
    77  Nicor, Inc. .......................       3,015
    84  UGI Corp. .........................       1,737
                                             ----------
                                                  7,971
                                             ----------
Health Care Equipment & Supplies (2.4%):
   131  Baxter International, Inc. ........       4,949
    84  Beckman Coulter, Inc. .............       4,775
    46  Becton, Dickinson & Co. ...........       2,759
    40  Fisher Scientific International,
          Inc. (a).........................       2,488
    77  Hillenbrand Industries, Inc. ......       3,789
    19  Idexx Laboratories, Inc. (a).......       1,377


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS, CONTINUED:
Common Stocks, continued:
Health Care Equipment & Supplies, continued:
    73  Intuitive Surgical, Inc. (a).......       8,551
   103  Kinetic Concepts, Inc. (a).........       4,075
   123  Thoratec Corp. (a).................       2,540
    78  Varian, Inc. (a)...................       3,117
                                             ----------
                                                 38,420
                                             ----------
Health Care Providers & Services (4.0%):
    60  Aetna, Inc. .......................       5,657
   158  AmerisourceBergen Corp. ...........       6,546
    53  Cardinal Health, Inc. .............       3,615
    84  Centene Corp. (a)..................       2,205
    74  Cigna Corp. .......................       8,224
    96  Community Health Systems, Inc.
          (a)..............................       3,681
    63  Express Scripts, Inc. (a)..........       5,245
    75  Genesis HealthCare Corp. (a).......       2,746
   107  Health Net, Inc. (a)...............       5,514
   123  Humana, Inc. (a)...................       6,685
   169  Kindred Healthcare, Inc. (a).......       4,342
    95  McKesson Corp. ....................       4,922
    82  Triad Hospitals, Inc. (a)..........       3,230
    86  WellCare Health Plans, Inc. (a)....       3,507
                                             ----------
                                                 66,119
                                             ----------
Hotels, Restaurants & Leisure (2.1%):
   143  Aztar Corp. (a)....................       4,351
   191  Darden Restaurants, Inc. ..........       7,443
   136  Domino's Pizza, Inc. ..............       3,300
   101  GTECH Holdings Corp. ..............       3,219
    52  IHOP Corp. ........................       2,440
   143  Jack in the Box, Inc. (a)..........       4,982
    93  Marriott International, Inc., Class
          A................................       6,224
    55  Vail Resorts, Inc. (a).............       1,812
                                             ----------
                                                 33,771
                                             ----------
Household Durables (3.7%):
   234  American Greetings Corp., Class
          A................................       5,144
    76  Beazer Homes USA, Inc. ............       5,543
    28  Centex Corp. ......................       1,973
   124  D.R. Horton, Inc. .................       4,418
   211  Furniture Brands International,
          Inc. ............................       4,702
    92  Hovnanian Enterprises, Inc., Class
          A (a)............................       4,571
    56  KB Home............................       4,061
    76  Lennar Corp., Class A..............       4,617
    27  Meritage Homes Corp. (a)...........       1,711
     2  NVR, Inc. (a)......................       1,120
   102  Pulte Homes, Inc. .................       4,005
    61  Standard-Pacific Corp. ............       2,228
   110  Technical Olympic USA, Inc. .......       2,330
   105  Toll Brothers, Inc. (a)............       3,620
   200  WCI Communities, Inc. (a)..........       5,370
   185  Yankee Candle Co., Inc. ...........       4,741
                                             ----------
                                                 60,154
                                             ----------

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS, CONTINUED:
Common Stocks, continued:
Household Products (0.9%):
    48  Church & Dwight Co., Inc. .........       1,582
    94  Clorox Co. ........................       5,369
    37  Energizer Holdings, Inc. (a).......       1,837
    41  Kimberly-Clark Corp. ..............       2,419
   187  Spectrum Brands, Inc. (a)..........       3,801
                                             ----------
                                                 15,008
                                             ----------
Industrial Conglomerates (0.2%):
    49  Teleflex, Inc. ....................       3,208
                                             ----------
Insurance (5.1%):
    53  ACE Ltd. (Bermuda).................       2,815
   134  American Financial Group, Inc. ....       5,151
    31  AmerUs Group Co. ..................       1,742
    99  Assurant, Inc. ....................       4,302
   248  Conseco, Inc. (a)..................       5,737
    85  Fidelity National Financial,
          Inc. ............................       3,109
   104  First American Corp. ..............       4,717
   144  Genworth Financial, Inc., Class
          A................................       4,987
    76  Hartford Financial Services Group,
          Inc. ............................       6,535
    91  Lincoln National Corp. ............       4,843
    82  MBIA, Inc. ........................       4,937
   111  Metlife, Inc. .....................       5,462
   118  Nationwide Financial Services,
          Inc. ............................       5,195
   111  Ohio Casualty Corp. ...............       3,133
    14  Philadelphia Consolidated Holding
          Co. (a)..........................       1,370
    34  Prudential Financial, Inc. ........       2,489
    84  Safeco Corp. ......................       4,760
   228  UnumProvident Corp. ...............       5,178
   137  W.R. Berkley Corp. ................       6,543
                                             ----------
                                                 83,005
                                             ----------
Internet & Catalog Retail (0.9%):
   217  IAC/InterActive Corp. .............       6,147
   227  Netflix, Inc. (a)..................       6,154
    52  Nutri/System, Inc. (a).............       1,856
                                             ----------
                                                 14,157
                                             ----------
Internet Software & Services (1.8%):
   113  aQuantive, Inc. (a)................       2,857
    58  Digital Insight Corp. (a)..........       1,862
   382  EarthLink, Inc. (a)................       4,245
   256  Internet Security Systems (a)......       5,366
   189  McAfee, Inc. (a)...................       5,120
   368  RealNetworks, Inc. (a).............       2,857
   218  VeriSign, Inc. (a).................       4,787
    30  Websense, Inc. (a).................       1,964
                                             ----------
                                                 29,058
                                             ----------
IT Services (1.8%):
   145  Accenture Ltd. (Bermuda), Class
          A................................       4,195
    72  Alliance Data Systems Corp. (a)....       2,578
   218  BISYS Group, Inc. (The) (a)........       3,059
    38  CACI International, Inc., Class A
          (a)..............................       2,193


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 88

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS, CONTINUED:
Common Stocks, continued:
IT Services, continued:
    41  Computer Sciences Corp. (a)........       2,086
   177  CSG Systems International, Inc.
          (a)..............................       3,961
    96  DST Systems, Inc. (a)..............       5,739
   121  Fiserv, Inc. (a)...................       5,236
                                             ----------
                                                 29,047
                                             ----------
Machinery (3.7%):
    49  Crane Co. .........................       1,721
    71  Cummins, Inc. .....................       6,344
    25  Eaton Corp. .......................       1,704
    84  Gardner Denver, Inc. (a)...........       4,148
    94  Ingersoll-Rand Co., Ltd. (Bermuda),
          Class A..........................       3,810
    90  JLG Industries, Inc. ..............       4,113
   178  Navistar International Corp. (a)...       5,082
    78  PACCAR, Inc. ......................       5,425
    57  Parker-Hannifin Corp. .............       3,772
    74  Reliance Steel & Aluminum Co. .....       4,514
   103  SPX Corp. .........................       4,695
   133  Terex Corp. (a)....................       7,891
   207  Timken Co. ........................       6,629
                                             ----------
                                                 59,848
                                             ----------
Media (1.5%):
   115  Cablevision Systems New York Group,
          Class A (a)......................       2,708
    13  Catalina Marketing Corp. ..........         342
    54  Entercom Communications Corp.
          (a)..............................       1,609
    68  Gannett Co., Inc. .................       4,094
    81  R.H. Donnelley Corp. (a)...........       4,990
    67  Scholastic Corp. (a)...............       1,924
    57  Tribune Co. .......................       1,729
   188  Viacom, Inc., Class B (a)..........       6,113
    77  Warner Music Group Corp. ..........       1,480
                                             ----------
                                                 24,989
                                             ----------
Metals & Mining (1.3%):
   319  AK Steel Holding Corp. (a).........       2,538
    49  Freeport-McMoRan Copper & Gold,
          Inc., Class B....................       2,612
    56  Phelps Dodge Corp. ................       8,108
    49  Quanex Corp. ......................       2,458
    77  United States Steel Corp. .........       3,678
   118  USEC, Inc. ........................       1,414
                                             ----------
                                                 20,808
                                             ----------
Multi-Utilities (1.2%):
   595  Aquila, Inc. (a)...................       2,141
   474  CenterPoint Energy, Inc. ..........       6,085
   195  Energy East Corp. .................       4,457
   174  Oneok, Inc. .......................       4,632
    23  Questar Corp. .....................       1,736
                                             ----------
                                                 19,051
                                             ----------

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS, CONTINUED:
Common Stocks, continued:
Multiline Retail (0.7%):
    83  Dillards, Inc., Class A............       2,069
   231  Dollar Tree Stores, Inc. (a).......       5,523
    55  J.C. Penney Co., Inc. .............       3,070
                                             ----------
                                                 10,662
                                             ----------
Oil, Gas & Consumable Fuels (3.6%):
    77  Anadarko Petroleum Corp. ..........       7,305
   116  ConocoPhillips.....................       6,725
    71  Devon Energy Corp. ................       4,446
    63  Kerr-McGee Corp. ..................       5,703
    15  Marathon Oil Corp. ................         890
   123  Newfield Exploration Co. (a).......       6,173
   114  Overseas Shipholding Group,
          Inc. ............................       5,728
    30  Pogo Producing Co. ................       1,491
   129  St. Mary Land & Exploration Co. ...       4,763
   118  Stone Energy Corp. (a).............       5,354
    64  Swift Energy Co. (a)...............       2,907
    34  Tesoro Corp. ......................       2,099
    89  Valero Energy Corp. ...............       4,583
                                             ----------
                                                 58,167
                                             ----------
Paper & Forest Products (0.4%):
   217  Louisiana-Pacific Corp. ...........       5,964
                                             ----------
Pharmaceuticals (2.9%):
   206  Alpharma, Inc., Class A............       5,882
   202  Angiotech Pharmaceuticals, Inc.
          (Canada) (a).....................       2,661
    57  Barr Pharmaceuticals, Inc. (a).....       3,523
   281  Biovail Corp. (Canada) (a).........       6,669
   129  Endo Pharmaceuticals Holdings, Inc.
          (a)..............................       3,898
   333  King Pharmaceuticals, Inc. (a).....       5,640
   156  Merck & Co., Inc. .................       4,961
   122  MGI Pharma, Inc. (a)...............       2,091
   153  Pfizer, Inc. ......................       3,578
   179  Valeant Pharmaceuticals
          International....................       3,243
   100  Watson Pharmaceuticals, Inc. (a)...       3,255
    39  Wyeth..............................       1,819
                                             ----------
                                                 47,220
                                             ----------
Real Estate (0.5%):
    34  Camden Property Trust REIT.........       1,955
    36  General Growth Properties, Inc.
          REIT.............................       1,704
    57  Highwoods Properties, Inc. REIT....       1,617
    40  Liberty Property Trust, REIT.......       1,708
    19  Prologis REIT......................         901
    28  Trizec Properties, Inc. REIT.......         652
                                             ----------
                                                  8,537
                                             ----------
Road & Rail (1.4%):
    40  Arkansas Best Corp. ...............       1,732
    76  Burlington Northern Santa Fe
          Corp. ...........................       5,403
   120  CSX Corp. .........................       6,100


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS, CONTINUED:
Common Stocks, continued:
Road & Rail, continued:
    71  Landstar System, Inc. .............       2,949
   153  YRC Worldwide, Inc. (a)............       6,838
                                             ----------
                                                 23,022
                                             ----------
Semiconductors & Semiconductor Equipment (3.8%):
   538  Agere Systems, Inc. (a)............       6,946
   853  Applied Micro Circuits Corp. (a)...       2,191
    75  Broadcom Corp., Class A (a)........       3,550
   171  Cymer, Inc. (a)....................       6,068
   286  Emulex Corp. (a)...................       5,668
   280  Freescale Semiconductor, Inc.,
          Class B (a)......................       7,036
   223  Intel Corp. .......................       5,557
    39  Intersil Corp., Class A............         965
   190  Lam Research Corp. (a).............       6,769
   583  LSI Logic Corp. (a)................       4,667
    45  National Semiconductor Corp. ......       1,159
   132  Nvidia Corp. (a) (c)...............       4,813
   124  Omnivision Technologies, Inc.
          (a)..............................       2,481
   943  Skyworks Solutions, Inc. (a).......       4,798
                                             ----------
                                                 62,668
                                             ----------
Software (3.9%):
   177  Amdocs Ltd. (Guernsey) (a).........       4,865
   577  BEA Systems, Inc. (a)..............       5,424
   267  BMC Software, Inc. (a).............       5,467
   351  Cadence Design Systems, Inc. (a)...       5,938
   672  Compuware Corp. (a)................       6,030
    95  Fair Isaac Corp. ..................       4,183
   109  Hyperion Solutions Corp. (a).......       3,909
   186  Mercury Interactive Corp. (a)......       5,159
   472  Novell, Inc. (a)...................       4,171
   712  Parametric Technology Corp. (a)....       4,340
    78  Salesforce.com, Inc. (a)...........       2,489
   268  Sybase, Inc. (a)...................       5,853
   125  Synopsys, Inc. (a).................       2,516
   163  THQ, Inc. (a)......................       3,892
                                             ----------
                                                 64,236
                                             ----------
Specialty Retail (4.1%):
   259  American Eagle Outfitters, Inc. ...       5,946
   300  Autonation, Inc. (a)...............       6,526
   136  Barnes & Noble, Inc. ..............       5,790
   242  Charming Shoppes, Inc. (a).........       3,196
   125  Children's Place Retail Stores,
          Inc. (The) (a)...................       6,173
   221  Claire's Stores, Inc. .............       6,447
    84  Foot Locker, Inc. .................       1,978
   109  Genesco, Inc. (a)..................       4,247
   163  Men's Wearhouse, Inc. (a)..........       4,791
   187  Pacific Sunwear of California, Inc.
          (a)..............................       4,658
   327  Payless Shoesource, Inc. (a).......       8,210

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
LONG POSITIONS, CONTINUED:
Common Stocks, continued:
Specialty Retail, continued:
   112  Rent-A-Center, Inc. (a)............       2,115
    94  Sherwin-Williams Co. (The).........       4,285
    78  Stage Stores, Inc. ................       2,310
    28  United Auto Group, Inc. ...........       1,055
                                             ----------
                                                 67,727
                                             ----------
Textiles, Apparel & Luxury Goods (1.9%):
    53  Carter's, Inc. (a).................       3,114
    79  Columbia Sportswear Co. (a)........       3,758
   107  Jones Apparel Group, Inc. .........       3,302
   150  Phillips-Van Heusen................       4,853
   102  Polo Ralph Lauren Corp. ...........       5,708
   103  Timberland Co., Class A (a)........       3,358
   100  V.F. Corp. ........................       5,560
    78  Warnaco Group, Inc. (The) (a)......       2,081
                                             ----------
                                                 31,734
                                             ----------
Thrifts & Mortgage Finance (2.3%):
   151  Accredited Home Lenders Holding Co.
          (a)..............................       7,473
    38  Corus Bankshares, Inc. ............       2,120
   525  Doral Financial Corp. (Puerto
          Rico)............................       5,567
   190  Flagstar Bancorp, Inc. ............       2,743
   140  IndyMac Bancorp, Inc. .............       5,459
    58  MGIC Investment Corp. .............       3,817
    75  Radian Group, Inc. ................       4,382
   136  Washington Mutual, Inc. ...........       5,911
                                             ----------
                                                 37,472
                                             ----------
Tobacco (0.8%):
   143  Loews Corp. -- Carolina Group......       6,291
    70  Reynolds American, Inc. ...........       6,717
                                             ----------
                                                 13,008
                                             ----------
Trading Companies & Distributors (0.4%):
   172  Hughes Supply, Inc. ...............       6,170
                                             ----------
Wireless Telecommunication Services (0.7%):
   687  Dobson Communications Corp. (a)....       5,153
   140  NII Holdings, Inc. (a).............       6,131
                                             ----------
                                                 11,284
                                             ----------
  Total Common Stocks
    (Cost $1,370,076)                         1,522,365
                                             ----------
SHORT-TERM INVESTMENT (3.5%):
Investment Company (3.5%):
56,846  JPMorgan Liquid Assets Money Market
          Fund (b) (m) (Cost $56,846)......      56,846
                                             ----------
TOTAL INVESTMENTS (96.7%)
  (COST $1,426,922)                           1,579,211
OTHER ASSETS LESS LIABILITIES (3.3%)             54,250
                                             ----------
NET ASSETS (100.0%)                          $1,633,461
                                             ==========


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 90

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS (92.3%):
COMMON STOCKS (92.3%):
Aerospace & Defense (0.5%):
    86  Aviall, Inc. (a)...................       2,490
   168  BE Aerospace, Inc. ................       3,704
   150  Hexcel Corp. (a)...................       2,709
                                             ----------
                                                  8,903
                                             ----------
Air Freight & Logistics (0.9%):
    95  Expeditors International
          Washington, Inc. ................       6,402
    42  FedEx Corp. .......................       4,353
    65  Forward Air Corp. .................       2,400
    28  United Parcel Service, Inc., Class
          B................................       2,106
                                             ----------
                                                 15,261
                                             ----------
Airlines (0.6%):
   218  Airtran Holdings, Inc. (a).........       3,498
   384  JetBlue Airways Corp. (a)..........       5,910
                                             ----------
                                                  9,408
                                             ----------
Auto Components (1.1%):
   214  Cooper Tire & Rubber Co. ..........       3,276
   346  Dana Corp. ........................       2,484
   308  Gentex Corp. ......................       5,998
    28  Johnson Controls, Inc. ............       2,038
   677  Visteon Corp. (a)..................       4,239
                                             ----------
                                                 18,035
                                             ----------
Automobiles (0.2%):
   110  Winnebago Industries, Inc. ........       3,658
                                             ----------
Beverages (1.1%):
   123  Anheuser-Busch Cos., Inc. .........       5,273
    26  Brown-Forman Corp., Class B........       1,770
   187  Constellation Brands, Inc., Class A
          (a)..............................       4,902
    82  Molson Coors Brewing Co., Class
          B................................       5,507
                                             ----------
                                                 17,452
                                             ----------
Biotechnology (2.0%):
    63  Abgenix, Inc. (a)..................       1,363
   102  Affymetrix, Inc. (a)...............       4,880
    36  Amylin Pharmaceuticals, Inc. (a)...       1,438
    67  Celgene Corp. (a)..................       4,357
    68  Charles River Laboratories
          International, Inc. (a)..........       2,861
    81  ImClone Systems, Inc. (a)..........       2,769
   113  MedImmune, Inc. (a)................       3,962
   336  Nektar Therapeutics (a)............       5,537
   116  Onyx Pharmaceuticals, Inc. (a).....       3,330
    99  Vertex Pharmaceuticals, Inc. (a)...       2,740
                                             ----------
                                                 33,237
                                             ----------
Capital Markets (3.8%):
    61  Affiliated Managers Group, Inc.
          (a)..............................       4,923
   166  Ameritrade Holding Corp. (a).......       3,986
   393  Charles Schwab Corp. (The).........       5,764
   223  Eaton Vance Corp. .................       6,103
   175  Federated Investors, Inc., Class
          B................................       6,493

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Capital Markets, continued:
    15  Greenhill & Co., Inc. .............         869
   169  Investors Financial Services
          Corp. ...........................       6,237
   407  Janus Capital Group, Inc. .........       7,589
    52  Knight Capital Group, Inc. Class A
          (a)..............................         513
    57  Legg Mason, Inc. ..................       6,844
    72  Raymond James Financial, Inc. .....       2,723
    47  SEI Investments Co. ...............       1,754
    59  T. Rowe Price Group, Inc. .........       4,284
   163  Waddell & Reed Financial, Inc. ....       3,412
                                             ----------
                                                 61,494
                                             ----------
Chemicals (2.2%):
    55  Air Products & Chemicals, Inc. ....       3,263
    78  Albemarle Corp. ...................       2,997
    71  Ashland, Inc. .....................       4,085
   295  Chempura Corp. ....................       3,748
    45  Cytec Industries, Inc. ............       2,165
   163  Ecolab, Inc. ......................       5,900
   123  El Du Pont de Nemours & Co. .......       5,230
    47  Monsanto Co. ......................       3,673
   156  Mosiac Co. (The) (a)...............       2,289
   141  Nalco Holding Co. (a)..............       2,502
                                             ----------
                                                 35,852
                                             ----------
Commercial Banks (3.1%):
    40  Cathay General Bancorp, Class B....       1,420
   132  Colonial BancGroup, Inc. (The).....       3,135
   121  Commerce Bancorp, Inc. ............       4,153
   127  East-West Bancorp, Inc. ...........       4,641
   157  Fifth Third Bancorp................       5,916
    35  M&T Bank Corp. ....................       3,848
   234  North Fork Bancorp, Inc. ..........       6,391
    66  Popular, Inc. .....................       1,396
    86  South Financial Group, Inc.
          (The)............................       2,366
   153  Synovus Financial Corp. ...........       4,120
   189  TD Banknorth, Inc. ................       5,496
   132  UCBH Holdings, Inc. ...............       2,362
    48  Westamerica Bancorp................       2,528
    70  Wilmington Trust Corp. ............       2,711
                                             ----------
                                                 50,483
                                             ----------
Commercial Services & Supplies (3.4%):
    46  Apollo Group, Inc., Class A (a)....       2,769
   127  ChoicePoint, Inc. (a)..............       5,654
   112  Cintas Corp. ......................       4,608
   302  Corinthian Colleges, Inc. (a)......       3,556
   260  DeVry, Inc. (a)....................       5,206
   172  H&R Block, Inc. ...................       4,214
   115  Herman Miller, Inc. ...............       3,250
    37  HNI Corp. .........................       2,024
    51  Laureate Education, Inc. (a).......       2,670
   147  Navigant Consulting, Inc. (a)......       3,233
   153  ServiceMaster Co. (The)............       1,834


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Commercial Services & Supplies, continued:
   103  Stericycle, Inc. (a)...............       6,037
    47  Strayer Education, Inc. ...........       4,391
   282  United Rentals, Inc. (a)...........       6,607
                                             ----------
                                                 56,053
                                             ----------
Communications Equipment (2.5%):
 1,470  3Com Corp. (a).....................       5,291
   213  Comverse Technology, Inc. (a)......       5,669
    70  Foundry Networks, Inc. (a).........         960
 3,371  JDS Uniphase Corp. (a).............       7,956
    34  Juniper Networks, Inc. (a).........         750
 1,765  Lucent Technologies, Inc. (a)......       4,695
   992  Nortel Networks Corp. (Canada)
          (a)..............................       3,037
   191  Powerwave Technologies, Inc. (a)...       2,396
   139  QUALCOMM, Inc. ....................       5,995
    40  Research In Motion Ltd. (Canada)
          (a)..............................       2,610
    27  SafeNet, Inc. (a)..................         868
                                             ----------
                                                 40,227
                                             ----------
Computers & Peripherals (1.6%):
    53  Apple Computer, Inc. (a)...........       3,810
    95  Avid Technology, Inc. (a)..........       5,215
   150  Diebold, Inc. .....................       5,688
   413  EMC Corp. (a)......................       5,631
    39  SanDisk Corp. (a)..................       2,473
   923  Sun Microsystems, Inc. (a).........       3,868
                                             ----------
                                                 26,685
                                             ----------
Construction & Engineering (1.2%):
   271  Dycom Industries, Inc. (a).........       5,972
    36  Granite Construction, Inc. ........       1,279
   112  Jacobs Engineering Group, Inc.
          (a)..............................       7,595
   303  Quanta Services, Inc. (a)..........       3,990
                                             ----------
                                                 18,836
                                             ----------
Construction Materials (0.2%):
    58  Lafarge North America, Inc. .......       3,178
                                             ----------
Consumer Finance (0.2%):
    75  American Express Co. ..............       3,859
                                             ----------
Containers & Packaging (1.0%):
    22  Aptargroup, Inc. ..................       1,173
   100  Bemis Co. .........................       2,774
   241  Packaging Corp. of America.........       5,521
   467  Smurfit-Stone Container Corp.
          (a)..............................       6,618
                                             ----------
                                                 16,086
                                             ----------
Diversified Financial Services (0.6%):
    55  CapitalSource, Inc. (a)............       1,233
    16  Chicago Mercantile Exchange
          Holdings, Inc. ..................       6,016
    66  Nasdaq Stock Market, Inc. (The)
          (a)..............................       2,339
                                             ----------
                                                  9,588
                                             ----------
Diversified Telecommunication Services (0.1%):
    27  Alltel Corp. ......................       1,676
                                             ----------

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Electric Utilities (2.7%):
   195  Allegheny Energy, Inc. (a).........       6,179
    93  Black Hills Corp. .................       3,221
   173  DPL, Inc. .........................       4,490
    85  Duquesne Light Holdings, Inc. .....       1,387
    73  El Paso Electric Co. (a)...........       1,537
    27  Entergy Corp. .....................       1,867
   109  Exelon Corp. ......................       5,816
   131  FPL Group, Inc. ...................       5,436
   166  Hawaiian Electric Industries,
          Inc. ............................       4,291
   106  Idacorp, Inc. .....................       3,112
    71  PNM Resources, Inc. ...............       1,747
   159  Southern Co. (The).................       5,503
                                             ----------
                                                 44,586
                                             ----------
Electrical Equipment (1.4%):
   228  American Power Conversion Corp. ...       5,017
   130  Ametek, Inc. ......................       5,529
    76  Hubbell, Inc., Class B.............       3,438
    54  Rockwell Automation, Inc. .........       3,208
   125  Roper Industries, Inc. ............       4,940
                                             ----------
                                                 22,132
                                             ----------
Electronic Equipment & Instruments (2.1%):
   106  Agilent Technologies, Inc. (a).....       3,540
   179  Cogent, Inc. (a)...................       4,059
    14  Dionex Corp. (a)...................         702
   172  Energy Conversion Devices, Inc.
          (a)..............................       7,025
   210  Flir Systems, Inc. (a).............       4,697
    93  Molex, Inc. .......................       2,402
   429  Symbol Technologies, Inc. .........       5,498
   216  Tektronix, Inc. ...................       6,094
                                             ----------
                                                 34,017
                                             ----------
Energy Equipment & Services (3.1%):
    38  Atwood Oceanics, Inc. (a)..........       2,979
    91  CARBO Ceramics, Inc. ..............       5,156
    27  Dril-Quip, Inc. (a)................       1,285
   128  FMC Technologies, Inc. (a).........       5,511
    88  Halliburton Co. ...................       5,450
   324  Hanover Compressor Co. (a).........       4,572
    80  National Oilwell Varco, Inc. (a)...       5,046
    71  Schlumberger Ltd. .................       6,884
   177  Smith International, Inc. .........       6,558
   204  Weatherford International Ltd.
          (a)..............................       7,375
                                             ----------
                                                 50,816
                                             ----------
Food & Staples Retailing (2.5%):
    16  Central European Distribution Corp.
          (a)..............................         629
   211  CVS Corp. .........................       5,586
   143  Great Atlantic & Pacific Tea Co.,
          Inc. (a).........................       4,559
 1,196  Rite Aid Corp. (a).................       4,162
   159  Sysco Corp. .......................       4,944
   123  United Natural Foods, Inc. (a).....       3,238


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 92

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Food & Staples Retailing, continued:
    77  Wal-Mart Stores, Inc. .............       3,581
   114  Walgreen Co. ......................       5,061
   114  Whole Foods Market, Inc. ..........       8,832
                                             ----------
                                                 40,592
                                             ----------
Food Products (1.3%):
   170  Campbell Soup Co. .................       5,053
    48  Corn Products International,
          Inc. ............................       1,147
    72  Flowers Foods, Inc. ...............       1,992
    77  Hershey Foods Corp. ...............       4,248
   118  McCormick & Co., Inc. .............       3,641
    83  Wm. Wrigley Jr. Co. ...............       5,525
                                             ----------
                                                 21,606
                                             ----------
Gas Utilities (0.5%):
    93  AGL Resources, Inc. ...............       3,237
    11  Piedmont Natural Gas Co. ..........         268
   164  Southern Union Co. (a).............       3,869
                                             ----------
                                                  7,374
                                             ----------
Health Care Equipment & Supplies (4.6%):
   143  Advanced Medical Optics, Inc.
          (a)..............................       5,964
    48  Alcon, Inc. (Switzerland)..........       6,220
   102  Arthrocare Corp. (a)...............       4,298
   118  Biomet, Inc. ......................       4,319
    74  Cooper Cos., Inc. (The)............       3,780
    68  Cyberonics, Inc. (a)...............       2,189
    51  Diagnostic Products Corp. .........       2,487
    28  Invacare Corp. ....................         867
    91  Medtronic, Inc. ...................       5,248
   113  Millipore Corp. (a)................       7,470
    76  Mine Safety Appliances Co. ........       2,735
   135  Patterson Cos., Inc. (a)...........       4,506
    30  PolyMedica Corp. ..................       1,011
   154  Resmed, Inc. (a)...................       5,894
   121  St. Jude Medical, Inc. (a).........       6,056
   106  Stryker Corp. .....................       4,695
   178  Thermo Electron Corp. (a)..........       5,349
    53  Varian Medical Systems, Inc. (a)...       2,646
                                             ----------
                                                 75,734
                                             ----------
Health Care Providers & Services (3.0%):
    80  American Healthways, Inc. (a)......       3,601
   205  Andrx Corp. (a)....................       3,382
   112  Covance, Inc. (a)..................       5,434
   102  DaVita, Inc. (a)...................       5,165
   143  Henry Schein, Inc. (a).............       6,252
    46  LCA Vision, Inc. ..................       2,172
    32  Medco Health Solutions, Inc. (a)...       1,783
    99  Psychiatric Solutions, Inc. (a)....       5,826
   169  Sunrise Senior Living, Inc. (a)....       5,698
   548  Tenet Healthcare Corp. (a).........       4,197
   189  VCA Antech, Inc. (a)...............       5,328
                                             ----------
                                                 48,838
                                             ----------

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Hotels, Restaurants & Leisure (3.6%):
    79  CEC Entertainment, Inc. (a)........       2,703
   101  Cheesecake Factory, Inc. (The)
          (a)..............................       3,780
    82  Gaylord Entertainment Co. (a)......       3,554
    39  Harrah's Entertainment, Inc. ......       2,808
    92  Las Vegas Sands Corp. (a)..........       3,621
    54  Life Time Fitness, Inc. (a)........       2,066
   105  PF Chang's China Bistro, Inc.
          (a)..............................       5,206
    53  Pinnacle Entertainment, Inc. (a)...       1,300
    38  Red Robin Gourmet Burgers, Inc.
          (a)..............................       1,961
   106  Ruby Tuesday, Inc. ................       2,738
   233  Scientific Games Corp., Class A
          (a)..............................       6,347
    40  Sonic Corp. (a)....................       1,178
   176  Starbucks Corp. (a)................       5,291
    76  Station Casinos, Inc. .............       5,119
   202  WMS Industries, Inc. (a)...........       5,064
    97  Wynn Resorts Ltd. (a)..............       5,320
                                             ----------
                                                 58,056
                                             ----------
Household Durables (1.5%):
    54  Fortune Brands, Inc. ..............       4,224
    23  Harman International Industries,
          Inc. ............................       2,262
   227  Leggett & Platt, Inc. .............       5,217
    56  Mohawk Industries, Inc. (a)........       4,879
   160  Snap-On, Inc. .....................       6,002
   130  Tempur-Pedic International, Inc.
          (a)..............................       1,492
                                             ----------
                                                 24,076
                                             ----------
Household Products (0.3%):
    91  Procter & Gamble Co. ..............       5,288
                                             ----------
Independent Power Producers & Energy Traders (0.5%):
   145  Duke Energy Corp. .................       3,971
   961  Dynegy, Inc., Class A (a)..........       4,652
                                             ----------
                                                  8,623
                                             ----------
Industrial Conglomerates (0.6%):
    56  Carlisle Cos., Inc. ...............       3,888
   178  General Electric Co. ..............       6,245
                                             ----------
                                                 10,133
                                             ----------
Insurance (1.7%):
    59  Aflac, Inc. .......................       2,757
    37  Everest Re Group Ltd. (Bermuda)....       3,667
   194  Gallagher (Arthur J.) & Co. .......       6,004
    65  HCC Insurance Holdings, Inc. ......       1,941
    36  Hilb, Rogal & Hobbs Co. ...........       1,403
     3  Markel Corp. (a)...................       1,060
   202  Marsh & McLennan Cos., Inc. .......       6,424
    57  XL Capital Ltd. (Cayman Islands),
          Class A..........................       3,815
                                             ----------
                                                 27,071
                                             ----------
Internet & Catalog Retail (0.4%):
   117  Coldwater Creek, Inc. (a)..........       3,561
    56  eBay, Inc. (a).....................       2,421
                                             ----------
                                                  5,982
                                             ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Internet Software & Services (1.4%):
   257  Akamai Technologies, Inc. (a)......       5,121
   522  CNET Networks, Inc. (a)............       7,673
   185  Digitas, Inc. (a)..................       2,319
   336  Openwave Systems, Inc. (a).........       5,866
    65  Yahoo!, Inc. (a)...................       2,530
                                             ----------
                                                 23,509
                                             ----------
IT Services (2.3%):
   305  Acxiom Corp. ......................       7,019
   129  Automatic Data Processing, Inc. ...       5,927
   687  BearingPoint, Inc. (a).............       5,397
    94  Cognizant Technology Solutions
          Corp., Class A (a)...............       4,738
    54  Euronet Worldwide, Inc. (a)........       1,513
   151  Hewitt Associates, Inc., Class A
          (a)..............................       4,224
   129  Iron Mountain, Inc. (a)............       5,445
   121  SRA International, Inc., Class A
          (a)..............................       3,702
                                             ----------
                                                 37,965
                                             ----------
Leisure Equipment & Products (0.6%):
   204  Marvel Entertainment, Inc. (a).....       3,335
   128  SCP Pool Corp. ....................       4,758
    84  Shuffle Master, Inc. (a)...........       2,103
                                             ----------
                                                 10,196
                                             ----------
Machinery (2.6%):
   122  Actuant Corp., Class A.............       6,799
   105  Caterpillar, Inc. .................       6,068
    93  Clarcor, Inc. .....................       2,753
   145  Donaldson Co., Inc. ...............       4,612
    59  ESCO Technologies, Inc. (a)........       2,627
   163  Graco, Inc. .......................       5,940
   188  Pall Corp. ........................       5,046
   176  Trinity Industries, Inc. ..........       7,766
    54  Wabtec Corp. ......................       1,461
                                             ----------
                                                 43,072
                                             ----------
Media (2.5%):
   342  DIRECTV Group, Inc. (The) (a)......       4,829
   128  Lamar Advertising Co., Class A
          (a)..............................       5,907
   175  Liberty Media Corp., Class A (a)...       1,378
   151  New York Times Co., Class A               3,997
   114  Pixar (a)..........................       6,021
   208  Regal Entertainment Group, Class A        3,962
    88  Univision Communications, Inc.,
          Class A (a)......................       2,591
    58  Walt Disney Co. ...................       1,392
     6  Washington Post Co. (The), Class
          B................................       4,618
   187  Westwood One, Inc. ................       3,055
    89  XM Satellite Radio Holdings, Inc.,
          Class A (a)......................       2,432
                                             ----------
                                                 40,182
                                             ----------

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Metals & Mining (1.1%):
   198  Alcoa, Inc. .......................       5,847
    93  Arch Coal, Inc. ...................       7,362
    18  Massey Energy Co. .................         675
   224  Worthington Industries, Inc. ......       4,304
                                             ----------
                                                 18,188
                                             ----------
Multi-Utilities (1.0%):
   629  Calpine Corp. (a)..................         131
   162  Equitable Resources, Inc. .........       5,947
    95  Public Service Enterprise Group,
          Inc. ............................       6,180
   172  Reliant Energy, Inc. (a)...........       1,770
   131  Sierra Pacific Resources (a).......       1,709
                                             ----------
                                                 15,737
                                             ----------
Multiline Retail (1.1%):
   216  Family Dollar Stores, Inc. ........       5,361
   111  Kohl's Corp. (a)...................       5,373
    45  Sears Holdings Corp. (a)...........       5,193
    67  Tuesday Morning Corp. .............       1,404
                                             ----------
                                                 17,331
                                             ----------
Office Electronics (0.3%):
   111  Zebra Technologies Corp., Class A
          (a)..............................       4,738
                                             ----------
Oil, Gas & Consumable Fuels (3.6%):
    24  Berry Petroleum Co., Class A.......       1,361
   137  Cheniere Energy, Inc. (a)..........       5,113
    89  Cimarex Energy Co. (a).............       3,828
    55  Consol Energy, Inc. ...............       3,584
   236  Denbury Resources, Inc. (a)........       5,370
   145  Energy Partners Ltd. (a)...........       3,163
    67  Foundation Coal Holdings, Inc. ....       2,532
    32  Houston Exploration Co. (a)........       1,689
    31  Kinder Morgan, Inc. ...............       2,836
    15  Marathon Oil Corp. ................         890
   120  Murphy Oil Corp. ..................       6,462
   112  Noble Energy, Inc. ................       4,497
    53  Pioneer Natural Resources Co. .....       2,739
   125  Plains Exploration & Production Co.
          (a)..............................       4,954
   170  Quicksilver Resources, Inc. (a)....       7,143
   132  Range Resources Corp. .............       3,489
                                             ----------
                                                 59,650
                                             ----------
Paper & Forest Products (0.5%):
   148  Bowater, Inc. .....................       4,539
    82  Potlatch Corp. ....................       4,177
                                             ----------
                                                  8,716
                                             ----------
Personal Products (0.8%):
   120  Alberto-Culver Co. ................       5,480
   136  Estee Lauder Cos., Inc. (The),
          Class A..........................       4,542
   165  NBTY, Inc. (a).....................       2,675
                                             ----------
                                                 12,697
                                             ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 94

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Pharmaceuticals (1.5%):
   120  American Pharmaceutical Partners,
          Inc. (a).........................       4,636
    63  Forest Laboratories, Inc. (a)......       2,548
   171  Medicines Co. (a)..................       2,988
    99  Omnicare, Inc. ....................       5,680
   164  Par Pharmaceutical Cos, Inc. (a)...       5,137
   215  Perrigo Co. .......................       3,212
    57  Salix Pharmaceuticals Ltd. (a).....       1,005
                                             ----------
                                                 25,206
                                             ----------
Real Estate (0.8%):
    47  Apartment Investment & Management
          Co. REIT.........................       1,775
    32  CarrAmerica Realty Corp. REIT......       1,125
    34  Centerpoint Properties Trust
          REIT.............................       1,696
    56  Equity Office Properties Trust,
          REIT.............................       1,713
    29  Federal Realty Investment Trust
          REIT.............................       1,751
    16  Heritage Property Investment Trust
          REIT.............................         520
    16  Kilroy Realty Corp. REIT...........         961
    36  New Plan Excel Realty Trust REIT...         845
    27  Pennsylvania Real Estate Investment
          Trust REIT.......................         996
    39  Taubman Centers, Inc. REIT.........       1,361
                                             ----------
                                                 12,743
                                             ----------
Road & Rail (0.5%):
   101  Knight Transportation, Inc. .......       2,092
    23  Union Pacific Corp. ...............       1,891
   198  Werner Enterprises, Inc. ..........       3,908
                                             ----------
                                                  7,891
                                             ----------
Semiconductors & Semiconductor Equipment (4.5%):
   282  Advanced Micro Devices, Inc. (a)...       8,620
   260  Altera Corp. (a)...................       4,822
   543  Amkor Technology, Inc. (a).........       3,040
   255  Applied Materials, Inc. ...........       4,580
   411  ATI Technologies, Inc. (Canada)
          (a)..............................       6,988
   128  ATMI, Inc. (a).....................       3,569
   404  Cypress Semiconductor Corp. (a)....       5,755
   287  Fairchild Semiconductor
          International, Inc. (a)..........       4,859
   132  Formfactor, Inc. (a)...............       3,233
   249  Integrated Device Technology, Inc.
          (a)..............................       3,279
    65  International Rectifier Corp.
          (a)..............................       2,075
   239  Microsemi Corp. (a)................       6,623
   261  Semtech Corp. (a)..................       4,770
   214  Teradyne, Inc. (a).................       3,125
   141  Tessera Technologies, Inc. (a).....       3,643
   204  Xilinx, Inc. ......................       5,139
                                             ----------
                                                 74,120
                                             ----------
Software (3.7%):
   237  Activision, Inc. (a)...............       3,250
   212  Adobe Systems, Inc. ...............       7,828

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Software, continued:
   154  Autodesk, Inc. ....................       6,619
   148  Cognos, Inc. (Canada) (a)..........       5,125
    97  Electronic Arts, Inc. (a)..........       5,096
   101  Factset Research Systems, Inc. ....       4,171
   128  Jack Henry & Associates, Inc. .....       2,433
    68  Micros Systems, Inc. (a)...........       3,308
   177  Microsoft Corp. ...................       4,620
    83  NAVTEQ Corp. (a)...................       3,619
    89  Oracle Corp. (a)...................       1,091
   148  Symantec Corp. (a).................       2,587
    33  Talx Corp. ........................       1,509
   788  TIBCO Software, Inc. (a)...........       5,889
   243  Wind River Systems, Inc. (a).......       3,595
                                             ----------
                                                 60,740
                                             ----------
Specialty Retail (3.3%):
   213  AnnTaylor Stores Corp. (a).........       7,363
    76  Borders Group, Inc. ...............       1,653
   139  Cabela's, Inc. Class A (a).........       2,306
   233  CarMax, Inc. (a)...................       6,436
    89  Guitar Center, Inc. (a)............       4,458
   122  OfficeMax, Inc. ...................       3,103
   180  Petco Animal Supplies, Inc. (a)....       3,945
   487  Pier 1 Imports, Inc. ..............       4,248
    99  Regis Corp. .......................       3,816
   121  Tractor Supply Co. (a).............       6,430
   176  Urban Outfitters, Inc. (a).........       4,460
   140  Williams-Sonoma, Inc. (a)..........       6,044
                                             ----------
                                                 54,262
                                             ----------
Textiles, Apparel & Luxury Goods (0.9%):
   192  Coach, Inc. (a)....................       6,400
   136  Fossil, Inc. (a)...................       2,933
   391  Quiksilver, Inc. (a)...............       5,410
                                             ----------
                                                 14,743
                                             ----------
Thrifts & Mortgage Finance (1.4%):
    87  Freddie Mac........................       5,704
   478  Hudson City Bancorp, Inc. .........       5,796
   134  Independence Community Bank
          Corp. ...........................       5,323
   206  New York Community Bancorp,
          Inc. ............................       3,399
   148  NewAlliance Bancshares, Inc. ......       2,155
                                             ----------
                                                 22,377
                                             ----------
Trading Companies & Distributors (0.4%):
   186  Fastenal Co. ......................       7,303
                                             ----------
Wireless Telecommunication Services (1.4%):
   259  Alamosa Holdings, Inc. (a).........       4,818
   326  American Tower Corp., Class A
          (a)..............................       8,835


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN MULTI-CAP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

SHARES         SECURITY DESCRIPTION           VALUE($)
------  -----------------------------------  ----------
SHORT POSITIONS, CONTINUED:
Common Stocks, continued:
Wireless Telecommunication Services, continued:
   205  BellSouth Corp. ...................       5,566
   108  Nextel Partners, Inc. Class A
          (a)..............................       3,009
                                             ----------
                                                 22,228
                                             ----------
TOTAL SHORT POSITIONS (92.3%)
  (Cost $1,388,522)                          $1,508,489
                                             ==========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 96

JPMORGAN SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 LONG-TERM INVESTMENTS (100.3%):
COMMON STOCKS (100.3%):
Aerospace & Defense (1.3%):
    240     Argon ST, Inc. (a) (c)...........  $   7,438
                                               ---------
Air Freight & Logistics (0.8%):
     50     UTI Worldwide, Inc. .............      4,665
                                               ---------
Airlines (0.9%):
    186     Skywest, Inc. ...................      4,993
                                               ---------
Biotechnology (4.9%):
    155     Alexion Pharmaceuticals, Inc. (a)
              (c)............................      3,137
    394     Illumina, Inc. (a) (c)...........      5,551
    102     Keryx Biopharmaceuticals, Inc.
              (a) (c)........................      1,487
     99     Myogen, Inc. (a).................      2,986
    239     Myriad Genetics, Inc. (a) (c)....      4,979
    119     Telik, Inc. (a) (c)..............      2,019
     31     United Therapeutics Corp. (a)
              (c)............................      2,163
    306     Viropharma, Inc. (a).............      5,668
                                               ---------
                                                  27,990
                                               ---------
Building Products (0.8%):
    128     Simpson Manufacturing Co., Inc.
              (c)............................      4,647
                                               ---------
Capital Markets (2.1%):
     73     Affiliated Managers Group, Inc.
              (a) (c)........................      5,882
    113     National Financial Partners
              Corp. .........................      5,949
                                               ---------
                                                  11,831
                                               ---------
Commercial Banks (3.0%):
    182     Columbia Banking System, Inc. ...      5,202
    188     East-West Bancorp, Inc. .........      6,853
     21     Preferred Bank...................        943
     60     Texas Capital Bancshares, Inc.
              (a) (c) (m)....................      1,337
    107     West Coast Bancorp (c)...........      2,820
                                               ---------
                                                  17,155
                                               ---------
Commercial Services & Supplies (4.2%):
    157     Chemed Corp. (c).................      7,817
    434     Educate, Inc. (a) (c)............      5,122
    235     LECG Corp. (a) (c)...............      4,089
    206     Morningstar, Inc. (a)............      7,131
                                               ---------
                                                  24,159
                                               ---------
Communications Equipment (2.7%):
     32     Adtran, Inc. ....................        956
    154     Avocent Corp. (a)................      4,195
    538     Symmetricom, Inc. (a) (c)........      4,561
    223     Viasat, Inc. (a) (c).............      5,959
                                               ---------
                                                  15,671
                                               ---------
Construction Materials (1.0%):
     48     Eagle Materials, Inc. (c)........      5,880
                                               ---------

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Diversified Financial Services (2.1%):
    113     IntercontinentalExchange, Inc.
              (a)............................  $   4,113
    332     Marlin Business Services, Inc.
              (a)............................      7,932
                                               ---------
                                                  12,045
                                               ---------
Diversified Telecommunication Services (0.8%):
    435     Cbeyond Communications, Inc. (a)
              (c)............................      4,475
                                               ---------
Electrical Equipment (1.2%):
    340     General Cable Corp. (a) (c)......      6,707
                                               ---------
Electronic Equipment & Instruments (1.4%):
    476     Aeroflex, Inc. (a) (c)...........      5,112
     87     Global Imaging Systems, Inc (a)
              (c)............................      3,015
                                               ---------
                                                   8,127
                                               ---------
Energy Equipment & Services (4.2%):
    249     Hornbeck Offshore Services, Inc.
              (a) (c)........................      8,129
    304     Pioneer Drilling Co (a) (c)......      5,453
    258     Superior Energy Services, Inc.
              (a) (c)........................      5,429
    132     Universal Compression Holdings,
              Inc. (a) (c)...................      5,420
                                               ---------
                                                  24,431
                                               ---------
Food & Staples Retailing (1.1%):
    253     Casey's General Stores, Inc. ....      6,265
                                               ---------
Health Care Equipment & Supplies (3.0%):
     69     Advanced Medical Optics, Inc. (a)
              (c)............................      2,874
    133     Arthrocare Corp. (a) (c).........      5,621
    237     DJ Orthopedics, Inc. (a).........      6,541
     50     Mentor Corp. (c).................      2,311
                                               ---------
                                                  17,347
                                               ---------
Health Care Providers & Services (7.2%):
    180     Amedisys, Inc. (a)...............      7,614
     47     Brookdale Senior Living, Inc.
              (c)............................      1,401
    119     Covance, Inc. (a) (c)............      5,786
    319     Per-Se Technologies, Inc. (a)
              (c)............................      7,452
     95     Psychiatric Solutions, Inc. (a)
              (c)............................      5,590
     71     Sunrise Senior Living, Inc. (a)
              (c)............................      2,382
    243     Symbion, Inc. (a) (c)............      5,594
    171     United Surgical Partners
              International, Inc. (a) (c)....      5,503
                                               ---------
                                                  41,322
                                               ---------
Hotels, Restaurants & Leisure (4.4%):
    184     California Pizza Kitchen, Inc.
              (a) (c)........................      5,870
    134     Gaylord Entertainment Co. (a)
              (c)............................      5,826
    173     Orient-Express Hotels Ltd.
              (Bermuda)......................      5,461
    211     Ruth's Chris Steak House (c).....      3,815
    167     WMS Industries, Inc. (a) (c).....      4,191
                                               ---------
                                                  25,163
                                               ---------
Household Durables (1.2%):
    520     Champion Enterprises, Inc. (a)
              (c)............................      7,086
                                               ---------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Insurance
 (3.1%):
     36     American Physicians Capital, Inc.
              (a) (c) (m)....................  $   1,630
    105     James River Group, Inc. .........      2,076
    186     Navigators Group, Inc. (a) (c)...      8,094
    125     ProAssurance Corp. (a)...........      6,065
                                               ---------
                                                  17,865
                                               ---------
Internet Software & Services (3.0%):
    416     Digitas, Inc. (a)................      5,203
    111     Equinix, Inc. (a) (c)............      4,505
    211     Marchex, Inc., Class B (a) (c)...      4,734
    156     Valueclick, Inc. (a) (c).........      2,831
                                               ---------
                                                  17,273
                                               ---------
IT Services (1.2%):
    191     Alliance Data Systems Corp. (a)
              (c)............................      6,797
                                               ---------
Leisure Equipment & Products (2.2%):
    231     MarineMax, Inc. (a) (c)..........      7,285
    152     SCP Pool Corp. (c)...............      5,657
                                               ---------
                                                  12,942
                                               ---------
Machinery (1.1%):
    140     Oshkosh Truck Corp. .............      6,236
                                               ---------
Media (2.1%):
    192     Carmike Cinemas, Inc. (c)........      4,857
    923     Lions Gate Entertainment Corp.
              (Canada) (a) (c)...............      7,092
                                               ---------
                                                  11,949
                                               ---------
Metals & Mining (1.5%):
     69     Allegheny Technologies, Inc. ....      2,484
    244     Century Aluminum Co. (a) (c).....      6,400
                                               ---------
                                                   8,884
                                               ---------
Oil, Gas & Consumable Fuels (5.7%):
    860     Brigham Exploration Co. (a)
              (c)............................     10,204
    252     Foundation Coal Holdings, Inc.
              (c)............................      9,566
    139     Newfield Exploration Co. (a).....      6,947
    159     Remington Oil & Gas Corp. (a)....      5,800
                                               ---------
                                                  32,517
                                               ---------
Pharmaceuticals (3.1%):
    220     Adolor Corp. (a).................      3,218
    158     AtheroGenics, Inc. (a) (c).......      3,160
    847     AVANIR Pharmaceuticals, Inc.,
              Class A (a) (c)................      2,915
    437     Cypress Bioscience, Inc. (a)
              (c)............................      2,524
    217     Nastech Pharmaceutical Co., Inc.
              (a) (c)........................      3,199
    122     Theravance, Inc. (a).............      2,737
                                               ---------
                                                  17,753
                                               ---------
Road & Rail (1.0%):
    280     TAL International Group, Inc.
              (a)............................      5,784
                                               ---------

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Semiconductors & Semiconductor Equipment (6.4%):
     91     ATMI, Inc. (a) (c)...............  $   2,548
    555     Cirrus Logic, Inc. (a) (c).......      3,705
    272     Diodes, Inc. (a) (c).............      8,456
    217     DSP Group, Inc. (a) (c)..........      5,434
    222     Microsemi Corp. (a) (c)..........      6,138
     78     Portalplayer, Inc. (a) (c).......      2,198
    105     Sirf Technology Holdings, Inc.
              (a) (c)........................      3,118
    119     Varian Semiconductor Equipment
              Associates, Inc. (a) (c).......      5,234
                                               ---------
                                                  36,831
                                               ---------
Software (9.0%):
    464     Epicor Software Corp. (a)........      6,552
    216     Hyperion Solutions Corp. (a).....      7,722
     64     Kronos, Inc. (a) (c).............      2,675
    143     Progress Software Corp. (a)......      4,053
    235     Serena Software, Inc. (a) (c)....      5,508
    122     Talx Corp. (c)...................      5,570
    405     VeriFone Holdings, Inc. (a)......     10,255
    117     Verint Systems, Inc. (a) (c).....      4,024
    280     Witness Systems, Inc. (a)........      5,498
                                               ---------
                                                  51,857
                                               ---------
Specialty Retail (7.0%):
    338     Aaron Rents, Inc. (c)............      7,133
    812     Charming Shoppes, Inc. (a) (c)...     10,714
    116     Children's Place Retail Stores,
              Inc. (The) (a) (c).............      5,738
    201     DSW, Inc., Class A (a) (c).......      5,281
    165     GameStop Corp., Class A (c)......      5,265
    218     Too, Inc. (a) (c)................      6,160
                                               ---------
                                                  40,291
                                               ---------
Textiles, Apparel & Luxury Goods (3.4%):
     78     Carter's, Inc. (a) (c)...........      4,608
    187     Phillips-Van Heusen Corp. .......      6,067
    166     Skechers U.S.A., Inc., Class A
              (a)............................      2,541
    178     Volcom, Inc. (a) (c).............      6,049
                                               ---------
                                                  19,265
                                               ---------
Transportation Infrastructure (0.7%):
    138     American Commercial Lines, Inc.
              (a)............................      4,188
                                               ---------
Wireless Telecommunication Services (0.5%):
    108     Nextel Partners, Inc., Class A
              (a)............................      3,013
                                               ---------
  Total Common Stocks
    (Cost $477,181)                              570,842
                                               ---------
SHORT-TERM INVESTMENT (1.0%):
Investment Company (1.0%):
  5,563     JPMorgan Liquid Assets Money
              Market Fund (b) (m) (Cost
              $5,563)........................      5,563
                                               ---------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 98

JPMORGAN SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION          VALUE($)
---------   ---------------------------------  ---------
 INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
 (32.3%):
Certificates of Deposit (4.2%):
  4,998     Bank of New York, FRN, 4.30%,
              05/02/08.......................  $   4,998
  9,500     Credit Suisse First Boston, FRN,
              4.27%, 10/17/06................      9,500
  9,673     Wells Fargo Bank San Francisco,
              FRN, 4.30%, 01/27/06...........      9,673
                                               ---------
                                                  24,171
                                               ---------
Commercial Paper (0.8%):
  4,964     ASAP Funding Ltd., FRN, 4.38%,
              02/03/06.......................      4,964
                                               ---------
Corporate Notes (11.3%)
  9,700     Bank of America, FRN, 4.31%,
              11/07/06.......................      9,700
  5,000     Berkshire Hathaway Finance, FRN,
              4.16%, 01/11/08................      5,000
  3,000     CDC Financial Products, Inc.,
              FRN, 4.35%, 01/30/06...........      3,000
  4,967     Citigroup Global Markets
              Holdings, Inc., FRN, 4.32%,
              01/06/06.......................      4,967
  2,197     Citigroup Global Markets
              Holdings, Inc., FRN, 4.59%,
              12/12/06.......................      2,197
  5,000     General Electric Capital Corp.,
              FRN, 4.35%, 12/08/06...........      5,000
  5,000     Goldman Sachs Group, Inc., FRN,
              4.41%, 12/28/07................      5,000
  4,905     Greenwich Capital Holdings, Inc.,
              FRN, 4.89%, 07/09/07...........      4,905
  7,698     HBOS Treasury Services plc, FRN,
              4.31%, 01/30/07................      7,698
  5,000     K2 (USA) LLC, FRN, 4.35%,
              02/15/06.......................      5,000
  3,818     MBIA Global Funding LLC, FRN,
              4.48%, 01/26/07................      3,818
    982     Sigma Finance, Inc., FRN, 4.41%,
              02/27/06.......................        982
  5,000     Wachovia Bank N.A., FRN, 4.30%,
              10/02/06.......................      5,000
  2,456     World Savings Bank FSB, FRN,
              4.49%, 09/15/06................      2,456
                                               ---------
                                                  64,723
                                               ---------

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreements (16.0%):
  6,748     Bank of America Securities LLC,
              4.26%, dated 12/30/05, due
              01/03/06, repurchase price
              $6,751, collateralized by U.S.
              Government Agency Mortgages....  $   6,748
 34,000     Lehman Brothers, Inc., 4.37%,
              dated 12/31/05, due 01/03/06,
              repurchase price $34,017,
              collateralized by various
              equity and stock exchange
              securities.....................     34,000
 15,000     Morgan Stanley & Co., Inc.,
              4.27%, dated 12/31/05, due
              01/03/06, repurchase price
              $15,007, collateralized by U.S.
              Government Agency Mortgages....     15,000
 36,000     UBS Securities LLC, 4.26%, dated
              12/30/05, due 01/03/06,
              repurchase price $36,017,
              collateralized by U.S.
              Government Agency Mortgages....     36,000
                                               ---------
                                                  91,748
                                               ---------
  Total Investments of Cash Collateral for
    Securities on Loan (Cost $185,606)           185,606
                                               ---------
TOTAL INVESTMENTS (132.6%)
  (COST $668,350)                                762,011
LIABILITIES IN EXCESS OF OTHER ASSETS (32.6%)   (187,534)
                                               ---------
NET ASSETS (100.0%)                            $ 574,477
                                               =========

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS (96.1%):
COMMON STOCKS (96.1%):
Aerospace & Defense (0.4%):
       98  Kaman Corp., Class A (c) (m)....       1,924
       51  Moog, Inc., Class A (a) (c)
           (m).............................       1,450
                                             ----------
                                                  3,374
                                             ----------
Air Freight & Logistics (0.6%):
       94  CNF, Inc. (m)...................       5,265
                                             ----------
Airlines (0.8%):
       48  Alaska Air Group, Inc. (a)
           (c).............................       1,718
      251  Continental Airlines, Inc.,
             Class B (a) (c) (m)...........       5,353
                                             ----------
                                                  7,071
                                             ----------
Auto Components (1.0%):
       38  Autoliv, Inc. (Sweden) (m)......       1,735
       29  Cooper Tire & Rubber Co. (m)....         440
       94  Modine Manufacturing Co. (m)....       3,047
       89  TRW Automotive Holdings Corp.
             (a) (c) (m)...................       2,345
      194  Visteon Corp. (a)...............       1,215
                                             ----------
                                                  8,782
                                             ----------
Biotechnology (0.8%):
       44  Alexion Pharmaceuticals, Inc.
           (a) (c).........................         889
       45  GTx, Inc. (a) (c) (m)...........         343
      135  Illumina, Inc. (a) (c) (m)......       1,908
       33  Myogen, Inc. (a) (m)............         983
        2  Renovis, Inc. (a) (m)...........          28
       66  Vertex Pharmaceuticals, Inc. (a)
             (c) (m).......................       1,812
       48  Viropharma, Inc. (a) (c) (m)....         885
                                             ----------
                                                  6,848
                                             ----------
Building Products (1.0%):
      100  Apogee Enterprises, Inc. (c)....       1,617
      271  Griffon Corp. (a) (c) (m).......       6,460
                                             ----------
                                                  8,077
                                             ----------
Capital Markets (0.9%):
       79  A.G. Edwards, Inc. (m)..........       3,702
      108  Investment Technology Group,
             Inc. (a) (m)..................       3,810
                                             ----------
                                                  7,512
                                             ----------
Chemicals (2.8%):
      303  H.B. Fuller Co. (m).............       9,724
       69  NL Industries, Inc. (c) (m).....         978
       89  Pioneer Cos., Inc. (a) (c)
           (m).............................       2,661
      227  Sensient Technologies Corp. (c)
           (m).............................       4,058
      144  Stepan Co. (a) (c) (m)..........       3,861
        9  UAP Holding Corp. (m)...........         182
      282  W.R. Grace & Co. (a) (c) (m)....       2,648
                                             ----------
                                                 24,112
                                             ----------

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Commercial Banks (11.5%):
       43  1st Source Corp. (c) (m)........       1,074
       34  Amcore Financial, Inc. (c)......       1,046
       45  Associated Banc-Corp. (c).......       1,458
       23  BancFirst Corp. (c) (m).........       1,841
      139  Bank of Hawaii Corp. (m)........       7,138
       14  Camden National Corp. (c) (m)...         447
       31  Capital Crossing Bank (a) (c)
           (m).............................       1,045
       29  City Holding Co. (c) (m)........       1,043
        6  Columbia Bancorp (m)............         235
      127  Commerce Bancshares, Inc. (c)
           (m).............................       6,595
       75  Community Bank System, Inc. (c)
             (m)...........................       1,687
       14  Community Trust Bancorp, Inc.
           (m).............................         431
      148  Cullen/Frost Bankers, Inc.
           (m).............................       7,966
       14  Eastern Virginia Bankshares,
             Inc. (m)......................         307
        5  Farmers Capital Bank Corp. (c)
           (m).............................         160
        6  First Citizens BancShares, Inc.,
             Class A (c) (m)...............         959
       94  First Commonwealth Financial
             Corp. (c) (m).................       1,214
       25  First Community Bancshares, Inc.
             (c) (m).......................         767
       13  First Financial Bankshares, Inc.
             (c) (m).......................         470
       16  First Indiana Corp. (c) (m).....         536
       30  First State Bancorp, Inc. (c)
           (m).............................         720
      232  FirstMerit Corp. (c) (m)........       6,011
       10  FNB Corp. (c) (m)...............         291
       37  Fulton Financial Corp. (c)
           (m).............................         659
       13  Great Southern Bancorp, Inc. (c)
             (m)...........................         353
      399  Greater Bay Bancorp (c) (m).....      10,222
       38  Heartland Financial USA, Inc.
             (c) (m).......................         822
       12  IBERIABANK Corp. (c) (m)........         592
       28  Integra Bank Corp. (c) (m)......         591
        7  Lakeland Financial Corp. (c)
           (m).............................         271
       77  Mercantile Bank Corp. (c) (m)...       2,982
       26  Mid-State Bancshares (c) (m)....         688
       20  Old National Bancorp (c) (m)....         426
       64  Pacific Capital Bancorp (c)
           (m).............................       2,270
       16  Premierwest Bancorp (c) (m).....         221
       33  Provident Bankshares Corp.
           (m).............................       1,101
       11  Santander Bancorp (Puertos Rico)
             (c) (m).......................         281
        8  SCBT Financial Corp. (c) (m)....         271
       48  Simmons First National Corp.,
             Class A (m)...................       1,316
       30  Southwest Bancorp, Inc. (c)
           (m).............................         596
       10  Suffolk Bancorp (c) (m).........         338


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 100

JPMORGAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Commercial Banks, continued:
       96  Susquehanna Bancshares, Inc. (c)
             (m)...........................       2,280
       16  Taylor Capital Group, Inc.
           (m).............................         663
      262  TCF Financial Corp. (c) (m).....       7,108
        6  Tompkins Trustco, Inc. (m)......         251
      137  UMB Financial Corp. (c) (m).....       8,743
       82  Umpqua Holdings Corp. (c) (m)...       2,334
        3  United Security Bancshares (c)
           (m).............................          72
       13  Virginia Financial Group, Inc.
             (c) (m).......................         458
       72  Washington Trust Bancorp, Inc.
             (c) (m).......................       1,877
       84  WesBanco, Inc. (c)..............       2,539
      133  Whitney Holding Corp. (c).......       3,654
                                             ----------
                                                 97,420
                                             ----------
Commercial Services & Supplies (2.3%):
       71  Administaff, Inc. (c)...........       2,969
       35  CDI Corp. (c) (m)...............         951
       87  Compx International, Inc. (m)...       1,395
       23  Deluxe Corp. (c) (m)............         702
      107  G&K Services, Inc., Class A (c)
           (m).............................       4,180
       85  Geo Group, Inc. (The) (a) (m)...       1,942
       89  HNI Corp. (m)...................       4,889
       72  Jackson Hewitt Tax Service, Inc.
           (m).............................       2,001
       63  Spherion Corp. (a) (c)..........         626
                                             ----------
                                                 19,655
                                             ----------
Communications Equipment (0.3%):
        4  Bel Fuse, Inc., Class B (m).....         134
        9  Black Box Corp. (m).............         412
       47  CommScope, Inc. (a) (m).........         946
       30  Inter-Tel, Inc. (c) (m).........         593
                                             ----------
                                                  2,085
                                             ----------
Computers & Peripherals (1.3%):
       62  Advanced Digital Information
             Corp. (a).....................         607
      246  Electronics for Imaging, Inc.
             (a) (c) (m)...................       6,551
       52  Imation Corp. (m)...............       2,414
       32  Intergraph Corp. (a) (m)........       1,574
                                             ----------
                                                 11,146
                                             ----------
Construction & Engineering (3.0%):
       62  EMCOR Group, Inc. (a) (c).......       4,200
      404  Quanta Services, Inc. (a) (c)...       5,316
      241  Shaw Group, Inc. (The) (a)
           (c).............................       6,999
      167  Washington Group International,
             Inc. (c)......................       8,835
                                             ----------
                                                 25,350
                                             ----------
Construction Materials (0.2%):
       13  Eagle Materials, Inc. (c).......       1,615
                                             ----------

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Consumer Finance (1.3%):
      329  AmeriCredit Corp. (a)...........       8,437
      103  World Acceptance Corp. (a)
           (c).............................       2,930
                                             ----------
                                                 11,367
                                             ----------
Containers & Packaging (1.3%):
       53  Crown Holdings, Inc. (a)........       1,039
      126  Graphic Packaging Corp. (a)
           (c).............................         288
       47  Longview Fibre Co. .............         968
      143  Myers Industries, Inc. .........       2,085
      134  Silgan Holdings, Inc. ..........       4,836
      156  Smurfit-Stone Container Corp.
           (a).............................       2,203
                                             ----------
                                                 11,419
                                             ----------
Diversified Financial Services (0.1%):
       35  Marlin Business Services, Inc.
           (a).............................         836
                                             ----------
Diversified Telecommunication Services (0.9%):
      125  Arbinet-thexchange, Inc. (a)
           (c).............................         874
       53  CenturyTel, Inc. ...............       1,751
       93  Commonwealth Telephone
             Enterprises, Inc. (c).........       3,137
        6  North Pittsburgh Systems,
           Inc. ...........................         111
      234  Talk America Holdings, Inc.
           (a).............................       2,019
        1  Valor Communications Group, Inc.
             (c)...........................           6
                                             ----------
                                                  7,898
                                             ----------
Electric Utilities (1.7%):
      224  El Paso Electric Co. (a)........       4,719
       77  Idacorp, Inc. (c)...............       2,247
      380  Puget Energy, Inc. .............       7,752
                                             ----------
                                                 14,718
                                             ----------
Electrical Equipment (0.5%):
      242  LSI Industries, Inc. ...........       3,783
                                             ----------
Electronic Equipment & Instruments (2.8%):
      132  Agilysis, Inc. .................       2,402
      252  Cognex Corp. (c)................       7,571
      165  Coherent, Inc. (a) (c)..........       4,882
      187  CTS Corp. (c)...................       2,068
      187  KEMET Corp. (a).................       1,322
      154  Park Electrochemical Corp.
           (c).............................       4,001
       80  Paxar Corp. (a) (c).............       1,578
                                             ----------
                                                 23,824
                                             ----------
Energy Equipment & Services (1.6%):
      137  Helmerich & Payne, Inc. ........       8,488
       41  Lufkin Industries, Inc. (c).....       2,065
      105  Pride International, Inc. (a)...       3,216
                                             ----------
                                                 13,769
                                             ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Food & Staples Retailing (1.0%):
       58  Pantry, Inc. (The) (a)..........       2,744
      109  Pathmark Stores, Inc. (a).......       1,093
      525  Rite Aid Corp. (a) (c)..........       1,828
       58  Weis Markets, Inc. (c)..........       2,509
                                             ----------
                                                  8,174
                                             ----------
Food Products (1.7%):
      314  Del Monte Foods Co. (a).........       3,274
        6  Farmer Bros Co. (c).............         120
       49  J & J Snack Foods Corp. (c).....       2,935
      161  Pilgrim's Pride Corp., Class B
           (c).............................       5,332
       18  Ralcorp Holdings, Inc. (a)......         710
        1  Seaboard Corp. (c)..............       2,116
                                             ----------
                                                 14,487
                                             ----------
Gas Utilities (1.3%):
      290  Nicor, Inc. (c).................      11,388
                                             ----------
Health Care Equipment & Supplies (1.5%):
       82  Analogic Corp. (c)..............       3,938
       51  Datascope Corp. (c).............       1,692
       29  DJ Orthopedics, Inc. (a) (c)....         805
       33  NMT Medical, Inc. (a) (c).......         520
      179  Steris Corp. ...................       4,484
       30  Vital Signs, Inc. ..............       1,289
                                             ----------
                                                 12,728
                                             ----------
Health Care Providers & Services (2.2%):
      209  Alderwoods Group, Inc. (a)......       3,319
      130  Magellan Health Services, Inc.
           (a).............................       4,085
      109  Manor Care, Inc. (c)............       4,327
       13  NDCHealth Corp. (a).............         256
      158  Per-Se Technologies, Inc. (a)
           (c).............................       3,686
       15  RehabCare Group, Inc. (a).......         293
      250  Stewart Enterprises, Inc. (c)...       1,354
       79  Trizetto Group (a)..............       1,337
                                             ----------
                                                 18,657
                                             ----------
Hotels, Restaurants & Leisure (1.7%):
        8  California Pizza Kitchen, Inc.
             (a) (c) (m)...................         249
      157  Domino's Pizza, Inc. (m)........       3,797
       38  Dover Downs Gaming &
             Entertainment, Inc. (m).......         531
      206  Jack in the Box, Inc. (a) (c)
           (m).............................       7,199
       95  Luby's, Inc. (a) (c) (m)........       1,261
       43  Marcus Corp. (c) (m)............       1,008
                                             ----------
                                                 14,045
                                             ----------

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Household Durables (2.2%):
      239  American Greetings Corp., Class
             A (c).........................       5,240
      126  Brookfield Homes Corp. (c)
           (m).............................       6,252
      324  Furniture Brands International,
             Inc. (c) (m)..................       7,242
       17  Kimball International, Inc.,
             Class B (m)...................         177
                                             ----------
                                                 18,911
                                             ----------
Industrial Conglomerates (0.8%):
      105  Teleflex, Inc. .................       6,842
                                             ----------
Insurance (4.7%):
      170  Alfa Corp. (a) (c)..............       2,731
       71  AmerUs Group Co. (c)............       4,001
       73  Clark, Inc. (c).................         963
      110  Delphi Financial Group, Inc.
           (c).............................       5,038
       17  FBL Financial Group, Inc., Class
             A (c).........................         564
      190  Harleysville Group, Inc. .......       5,027
      249  Horace Mann Educators Corp. ....       4,723
       68  LandAmerica Financial Group,
             Inc. (c)......................       4,224
       57  ProAssurance Corp. (a) (c)......       2,782
       76  Protective Life Corp. ..........       3,344
      129  Stancorp Financial Group,
           Inc. ...........................       6,449
                                             ----------
                                                 39,846
                                             ----------
Internet & Catalog Retail (0.1%):
       29  Blair Corp. ....................       1,145
                                             ----------
Internet Software & Services (0.8%):
       67  Digital Insight Corp. (a).......       2,139
       10  SonicWALL, Inc. (a) (c).........          78
      299  United Online, Inc. ............       4,250
                                             ----------
                                                  6,467
                                             ----------
IT Services (2.1%):
      133  Acxiom Corp. (m)................       3,061
      318  BISYS Group, Inc. (The) (a).....       4,457
      208  CSG Systems International, Inc.
             (a) (c).......................       4,651
      113  infoUSA, Inc. (a) (c)...........       1,231
       93  Intrado, Inc. (a) (c)...........       2,141
      181  Sykes Enterprises, Inc. (a).....       2,420
                                             ----------
                                                 17,961
                                             ----------
Leisure Equipment & Products (1.1%):
      107  Arctic Cat, Inc. (c)............       2,136
      115  Hasbro, Inc. ...................       2,315
      302  Marvel Entertainment, Inc. (a)
           (c).............................       4,947
        3  Steinway Musical Instruments,
             Inc. (a)......................          87
                                             ----------
                                                  9,485
                                             ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 102

JPMORGAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Machinery (4.2%):
       65  CIRCOR International, Inc.
           (c).............................       1,668
       47  Cummins, Inc. ..................       4,191
      231  Flowserve Corp. (a).............       9,142
       52  Lindsay Manufacturing Co. (c)...       1,006
      151  Mueller Industries, Inc. .......       4,143
       13  NACCO Industries, Inc., Class
           A...............................       1,558
      167  Stewart & Stevenson Services,
             Inc. (c)......................       3,520
        9  Tennant Co. (c).................         447
      147  Terex Corp. (a).................       8,720
       39  Valmont Industries, Inc. (c)....       1,302
                                             ----------
                                                 35,697
                                             ----------
Marine (0.2%):
       26  Alexander & Baldwin, Inc. ......       1,399
                                             ----------
Media (1.9%):
      363  Belo Corp., Class A.............       7,778
      124  John Wiley & Sons, Inc., Class
           A...............................       4,853
      154  Reader's Digest Association,
             Inc. (The) (c)................       2,338
      140  Sinclair Broadcast Group, Inc.,
             Class A (c)...................       1,290
                                             ----------
                                                 16,259
                                             ----------
Metals & Mining (2.0%):
      144  Brush Engineered Materials, Inc.
             (a) (c).......................       2,285
      257  Century Aluminum Co. (a) (c)....       6,733
       13  Chaparral Stell Co. (a).........         399
       39  Quanex Corp. (c)................       1,924
      153  Steel Dynamics, Inc. (c)........       5,430
       35  USEC, Inc.                               412
                                             ----------
                                                 17,183
                                             ----------
Multi-Utilities (1.7%):
       42  Avista Corp. (c) (m)............         738
      382  CenterPoint Energy, Inc. (c)
           (m).............................       4,905
        1  NorthWestern Corp. (m)..........          40
      123  Oneok, Inc. (m).................       3,273
      237  Sierra Pacific Resources (a)
           (m).............................       3,096
      101  Vectren Corp. (c) (m)...........       2,746
                                             ----------
                                                 14,798
                                             ----------
Multiline Retail (0.1%):
       30  Bon-Ton Stores, Inc. (The)
           (c).............................         578
                                             ----------
Oil, Gas & Consumable Fuels (3.0%):
      192  Forest Oil Corp. (a)............       8,745
       93  Holly Corp. ....................       5,493
      178  Houston Exploration Co. (a).....       9,414
      123  Meridian Resource Corp. (a).....         517
       18  Tesoro Corp. ...................       1,096
                                             ----------
                                                 25,265
                                             ----------

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Paper & Forest Products (0.6%):
       71  Buckeye Technologies, Inc. (a)
           (c).............................         572
      305  Glatfelter (c)..................       4,322
                                             ----------
                                                  4,894
                                             ----------
Personal Products (0.5%):
      284  Playtex Products, Inc. (a)
           (c).............................       3,878
                                             ----------
Pharmaceuticals (0.8%):
      154  Adolor Corp. (a) (c)............       2,243
       61  Alpharma, Inc., Class A.........       1,730
      130  Cardiome Pharma Corp. (Canada)
             (a) (c).......................       1,312
       43  Cypress Biosciences, Inc. (c)...         247
       86  King Pharmaceuticals, Inc.
           (a).............................       1,452
                                             ----------
                                                  6,984
                                             ----------
Real Estate (10.4%):
      114  American Home Mortgage
             Investment Corp. REIT (c).....       3,716
      122  Annaly Mortgage Management, Inc.
             REIT (c)......................       1,335
      285  Anworth Mortgage Asset Corp.
             REIT..........................       2,077
      121  Apartment Investment &
             Management Co. REIT (c).......       4,594
      110  Arden Realty, Inc. REIT.........       4,936
       72  Bluegreen Corp. (a) (c) (m).....       1,130
      196  Boykin Lodging Co. REIT (a) (c)
           (m).............................       2,390
       91  Brandywine Realty Trust REIT
           (m).............................       2,531
      116  Colonial Properties Trust REIT
           (m).............................       4,853
      202  Cousins Properties, Inc. REIT
           (m).............................       5,717
      365  Equity Inns, Inc. REIT (c)
           (m).............................       4,944
      191  Home Properties, Inc. REIT (c)
           (m).............................       7,785
      145  Innkeepers USA Trust REIT (m)...       2,315
       19  Jones Lang LaSalle, Inc. (c)
           (m).............................         957
      107  Kilroy Realty Corp. REIT (c)
           (m).............................       6,592
      336  Lexington Corporate Properties
             Trust REIT (c) (m)............       7,163
      273  Luminent Mortgage Capital, Inc.
             REIT (c) (m)..................       2,048
      284  Meristar Hospitality Corp. REIT
             (a) (c) (m)...................       2,669
        4  National Health Realty, Inc.,
             REIT (c) (m)..................          80
        9  Pennsylvania Real Estate
             Investment Trust REIT (c)
             (m)...........................         321
       38  Prentiss Properties Trust REIT
           (m).............................       1,554
       53  Ramco-Gershenson Properties
             Trust REIT (m)................       1,412
      128  Sunstone Hotel Investors, Inc.
             REIT (m)......................       3,404
      209  Taubman Centers, Inc. REIT (c)
           (m).............................       7,249


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Real Estate, continued:
       24  Trammell Crow Co. (a) (c) (m)...         618
       56  Universal Health Realty Income
             Trust REIT (c) (m)............       1,761
      410  Winston Hotels, Inc. REIT (c)
           (m).............................       4,062
                                             ----------
                                                 88,213
                                             ----------
Road & Rail (0.9%):
      306  Laidlaw International, Inc.
           (m).............................       7,111
       25  SCS Transportation, Inc. (a)
           (m).............................         533
                                             ----------
                                                  7,644
                                             ----------
Semiconductors & Semiconductor Equipment (1.4%):
      166  Axcelis Technologies, Inc. (a)
           (m).............................         791
       74  Cirrus Logic, Inc. (a) (m)......         494
       65  Cohu, Inc. (c) (m)..............       1,496
      188  Exar Corp. (a) (c) (m)..........       2,353
      137  Integrated Device Technology,
             Inc. (a) (c) (m)..............       1,806
      412  Lattice Semiconductor Corp. (a)
           (m).............................       1,779
      161  Monolithic System Technology,
             Inc. (a) (m)..................         886
       73  Omnivision Technologies, Inc.
             (a) (c) (m)...................       1,463
      178  Triquint Semiconductor, Inc. (a)
           (m).............................         793
                                             ----------
                                                 11,861
                                             ----------
Software (2.0%):
      122  Advent Software, Inc. (a).......       3,536
       35  Ansoft Corp. (a)................       1,205
      352  Atari, Inc. (a) (m).............         380
      374  EPIQ Systems, Inc. (a) (c)
           (m).............................       6,925
        1  MicroStrategy, Inc. (a) (c)
           (m).............................          49
      604  Parametric Technology Corp. (a)
             (m)...........................       3,683
       28  Progress Software Corp. (a)
           (m).............................         800
       19  Serena Software, Inc. (a) (m)...         441
                                             ----------
                                                 17,019
                                             ----------
Specialty Retail (3.0%):
       43  Barnes & Noble, Inc. (m)........       1,814
      289  Borders Group, Inc. (c) (m).....       6,269
      270  CSK Auto Corp. (a) (c) (m)......       4,064
        3  HOT Topic, Inc. (a) (m).........          49
      544  Payless Shoesource, Inc. (a)
           (m).............................      13,664
                                             ----------
                                                 25,860
                                             ----------
Textiles, Apparel & Luxury Goods (1.5%):
       14  Kellwood Co. (c) (m)............         325
       99  Skechers U.S.A., Inc., Class A
             (a) (c) (m)...................       1,521
      273  Stride Rite Corp. (m)...........       3,695
      210  Unifirst Corp. (c) (m)..........       6,522
      117  Wilsons The Leather Experts (a)
             (c) (m).......................         424
       23  Wolverine World Wide, Inc.
           (m).............................         512
                                             ----------
                                                 12,999
                                             ----------

 SHARES          SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Thrifts & Mortgage Finance (2.6%):
      291  Astoria Financial Corp. ........       8,553
       42  Corus Bankshares, Inc. (c)
           (m).............................       2,363
      152  Federal Agricultural Mortgage
             Corp., Class C (c) (m)........       4,543
       15  First Financial Holdings, Inc.
           (c) (m).........................         470
       56  FirstFed Financial Corp. (a) (c)
           (m).............................       3,048
       11  Horizon Financial Corp. (c)
           (m).............................         249
       12  OceanFirst Financial Corp. (c)
           (m).............................         275
        3  Provident Financial Holdings,
             Inc. (c) (m)..................          79
       89  R&G Financial Corp. (Puerto
             Rico), Class B (c) (m)........       1,176
       15  WSFS Financial Corp. (c) (m)....         931
                                             ----------
                                                 21,687
                                             ----------
Trading Companies & Distributors (0.3%):
       79  Applied Industrial Technologies,
             Inc. .........................       2,668
        1  Lawson Products, Inc. (c) (m)...          27
                                             ----------
                                                  2,695
                                             ----------
Wireless Telecommunication Services (0.7%):
      761  Dobson Communications Corp. (a)
             (c) (m).......................       5,711
                                             ----------
  Total Common Stocks
    (Cost $676,285)                             816,686
                                             ----------
SHORT-TERM INVESTMENTS (3.8%):
Investment Company (3.6%):
   30,712  JPMorgan Liquid Assets Money
           Market Fund (b) (m).............      30,712
                                             ----------
U.S. Treasury Obligation (0.2%):
    1,770  U.S. Treasury Notes, 2.88%,
             11/30/06 (k) (m) (n)..........       1,746
                                             ----------
  Total Short-Term Investments
    (Cost $32,458)                               32,458
                                             ----------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 104

JPMORGAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
(28.3%):
Certificates of Deposit (2.9%):
    9,997  Sun Trust Bank, Atlanta, FRN,
             4.39%, 06/28/07...............       9,997
   12,500  Wells Fargo Bank San Francisco,
             FRN, 4.30%, 12/01/06..........      12,500
    2,534  World Savings Bank FSB, FRN,
             4.49%, 09/15/06...............       2,534
                                             ----------
                                                 25,031
                                             ----------
Commercial Paper (0.6%):
    4,964  Trusts ASAP Funding Ltd., FRN,
             4.38%, 02/03/06...............       4,964
                                             ----------
Master Notes (12.4%):
    2,000  Allstate Life Global Funding,
             FRN, 4.37%, 01/30/07..........       2,000
   10,000  Bank of America N.A., FRN,
             4.31%, 11/07/06...............      10,000
    5,000  Berkshire Hathaway Finance, FRN,
             4.16%, 01/11/08...............       5,000
    7,500  CC USA, Inc., FRN, 4.41%,
             02/17/06......................       7,500
   10,000  CDC Financial Products, Inc.,
             FRN, 4.35%, 01/30/06..........      10,000
    7,146  Citigroup Global Markets
             Holdings, Inc., FRN, 4.32%,
             01/06/06......................       7,146
    3,949  Citigroup Global Markets
             Holdings, Inc., FRN, 4.59%,
             12/12/06......................       3,949
    2,000  Fifth Third Bancorp, FRN, 4.35%,
             01/30/07......................       2,000
   11,522  General Electric Capital Corp.,
             FRN, 4.30%, 05/12/06..........      11,522
    5,000  Goldman Sachs Group, Inc., FRN,
             4.41%, 12/28/07...............       5,000
    3,548  Greenwich Capital Holdings,
             Inc., FRN, 4.89%, 07/09/07....       3,548
    1,520  HBOS Treasury Services plc, FRN,
             4.31%, 01/30/07...............       1,520
   10,001  K2 (USA) LLC, FRN, 4.35%,
             02/15/06......................      10,001
      760  MBIA Global Funding LLC, FRN,
             4.48%, 01/26/07...............         760
    5,000  Morgan Stanley & Co. Inc., FRN,
             4.43%, 01/02/07...............       5,000

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION         VALUE($)
---------  --------------------------------  ----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Master Notes, continued:
   10,075  Pricoa Global Funding I, FRN,
             4.23%, 10/05/06...............      10,075
    5,163  Sigma Finance, Inc., FRN, 4.41%,
             02/27/06......................       5,163
    5,000  Wachovia Bank N.A., FRN, 4.30%,
             10/02/06......................       5,000
                                             ----------
                                                105,184
                                             ----------
Repurchase Agreements (12.4%):
   25,427  Bank of America Securities LLC,
             4.26%, dated 12.30/05, due
             01/03/06, repurchase price
             $25,439, collateralized by
             U.S. Government Agency
             Mortgages.....................      25,427
   10,000  Lehman Brothers, Inc., 4.26%,
             dated 12.30/05,due 01/03/06,
             repurchase price $10,005,
             collateralized by U.S.
             Government Agency Mortgages...      10,000
   40,000  Lehman Brothers, Inc., 4.37%,
             dated 12/30/05, due 01/06/06,
             repurchase price $40,019,
             collateralized by various
             equity securities.............      40,000
   30,000  UBS Securities LLC, 4.26%, dated
             12/30/05, due 01/03/06,
             repurchase price $30,013,
             collateralized by U.S.
             Government Agency Mortgages...      30,000
                                             ----------
                                                105,427
                                             ----------
  Total Investments of Cash Collateral for
    Securities on Loan
    (Cost $240,606)                             240,606
                                             ----------
TOTAL INVESTMENTS (128.2%)
  (COST $949,349)                             1,089,750
LIABILITIES IN EXCESS OF OTHER ASSETS
  (28.2%)                                      (239,866)
                                             ----------
NET ASSETS (100.0%)                          $  849,884
                                             ==========

------------

Percentages indicated are based on net assets.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                           NOTIONAL VALUE AT 12/31/05  UNREALIZED DEPRECIATION
NUMBER OF CONTRACTS      DESCRIPTION      EXPIRATION DATE            (USD)                      (USD)
--------------------------------------------------------------------------------------------------------------
        123           Russell 2000 Index      March, 2006           $41,376                    $(443)


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN TECHNOLOGY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

SHARES            SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  --------
LONG-TERM INVESTMENTS (99.9%):
COMMON STOCKS (99.9%):
Aerospace & Defense (1.1%):
        4  L-3 Communications Holdings,
             Inc. ...........................      260
                                               -------
Communications Equipment (15.9%):
       30  Arris Group, Inc. (a).............      281
       20  Cisco Systems, Inc. (a)...........      339
       57  Corning, Inc. (a).................    1,111
       50  Motorola, Inc. ...................    1,118
       10  Netgear, Inc. (a) (c).............      191
       15  Qualcomm, Inc. ...................      659
        7  Telefonaktiebolaget LM Ericsson
             (Sweden) ADR (a) (c)............      237
                                               -------
                                                 3,936
                                               -------
Computers & Peripherals (14.2%):
        8  Apple Computer, Inc. (a)..........      546
       48  EMC Corp. (a).....................      648
        7  Imation Corp. ....................      341
       14  NCR Corp. (a).....................      472
       15  Network Appliance, Inc. (a).......      394
       12  Seagate Technology (Cayman
             Islands) (a)....................      238
      208  Sun Microsystems, Inc. (a)........      872
                                               -------
                                                 3,511
                                               -------
Electronic Equipment & Instruments (3.9%):
        9  Agilent Technologies, Inc. (a)....      313
        9  Arrow Electronics, Inc. (a).......      298
       10  Jabil Circuit, Inc. (a)...........      367
                                               -------
                                                   978
                                               -------
Internet & Catalog Retail (1.0%):
        9  Netflix, Inc. (a) (c).............      238
                                               -------
Internet Software & Services (14.5%):
        9  Akamai Technologies, Inc. (a)
             (c).............................      187
        9  Bankrate, Inc. (a) (c)............      263
       22  EarthLink, Inc. (a)...............      241
        3  Google, Inc., Class A (a).........    1,037
       20  McAfee, Inc. (a)..................      537
       21  ValueClick, Inc. (a) (c)..........      377
       12  VeriSign, Inc. (a)................      261
       18  Yahoo!, Inc. (a)..................      694
                                               -------
                                                 3,597
                                               -------
IT Services (2.3%):
        5  Fiserv, Inc. (a)..................      234
       25  Sykes Enterprises, Inc. (a).......      331
                                               -------
                                                   565
                                               -------

SHARES            SECURITY DESCRIPTION         VALUE($)
---------  ----------------------------------  --------
LONG-TERM INVESTMENTS, CONTINUED:
Common Stocks, continued:
Leisure Equipment & Products (1.3%):
       14  Eastman Kodak Co. (c).............      325
                                               -------
Media (2.7%):
        4  McGraw-Hill Cos., Inc. (The)......      227
        7  Rogers Communications, Inc.
             (Canada), Class B...............      292
        6  XM Satellite Radio Holdings, Inc.,
             Class A (a) (c).................      161
                                               -------
                                                   680
                                               -------
Office Electronics (1.1%):
       19  Xerox Corp. (a)...................      276
                                               -------
Semiconductors & Semiconductor Equipment (21.5%):
        6  ATMI, Inc. (a) (c)................      168
       12  Broadcom Corp., Class A (a).......      585
       11  Freescale Semiconductor, Inc.,
             Class A (a).....................      275
       40  Intel Corp. ......................      988
        5  KLA-Tencor Corp. .................      222
        7  Lam Research Corp. (a)............      253
       11  Marvell Technology Group Ltd.
             (Bermuda) (a)...................      611
       17  Nvidia Corp. (a) (c)..............      614
       10  Sirf Technology Holdings, Inc. (a)
             (c).............................      310
       35  Texas Instruments, Inc. ..........    1,110
        5  Varian Semiconductor Equipment
             Associates, Inc. (a)............      198
                                               -------
                                                 5,334
                                               -------
Software (20.4%):
       15  Adobe Systems, Inc. ..............      565
        6  Advent Software, Inc. (a) (c).....      185
       12  Amdocs Ltd. (United Kingdom)
             (a).............................      327
       50  BEA Systems, Inc. (a).............      466
        9  Citrix Systems, Inc. (a)..........      271
       36  Computer Associates International,
             Inc. ...........................    1,004
       66  Compuware Corp. (a)...............      595
        6  Electronic Arts, Inc. (a).........      335
        9  Microsoft Corp. ..................      246
       70  Parametric Technology Corp. (a)...      424
       13  Salesforce.com, Inc. (a) (c)......      413
       10  Sybase, Inc. (a) (c)..............      216
                                               -------
                                                 5,047
                                               -------
  Total Common Stocks
    (Cost $21,095)...........................   24,747
                                               -------


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 106

JPMORGAN TECHNOLOGY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION          VALUE
---------  ----------------------------------  --------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN
(13.1%):
Certificates of Deposit (1.3%):
      175  Credit Suisse First Boston, FRN,
             4.27%, 10/17/06.................      175
      150  Wells Fargo Bank, San Francisco,
             FRN, 4.30%, 01/27/06............      150
                                               -------
                                                   325
                                               -------
Corporate Notes (2.5%):
      150  Bank of America, FRN, 4.31%,
             11/07/06........................      150
      180  CDC Financial Products, Inc., FRN,
             4.35%, 01/30/06.................      180
      180  Citigroup Global Markets, Inc.,
             FRN, 4.32%, 01/06/06............      180
      100  Links Finance LLC, FRN, 4.29%,
             10/06/06........................      100
                                               -------
                                                   610
                                               -------
Repurchase Agreements (9.3%):
      519  Bank of America Securities LLC,
             4.26%, dated 12/30/05, due
             01/03/06, repurchase price $519,
             collateralized by U.S.
             Government Agency Mortgages.....      519
      600  Barclays Capital, Inc., 4.28%,
             dated 12/30/05, due 01/03/06,
             repurchase price $600,
             collateralized by U.S.
             Government Agency Mortgages.....      600

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION          VALUE
---------  ----------------------------------  --------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN,
  CONTINUED:
Repurchase Agreements, continued:
      600  Lehman Brothers, Inc., 4.26%,
             dated 12/30/05, due 01/03/06,
             repurchase price $600,
             collateralized by U.S.
             Government Agency Mortgages.....      600
      600  Morgan Stanley & Co., Inc., 4.27%,
             dated 12/30/05, due 01/03/06,
             repurchase price $600,
             collateralized by U.S.
             Government Agency Mortgages.....      600
                                               -------
                                                 2,319
                                               -------
  Total Investments of Cash Collateral for
    Securities on Loan
    (Cost $3,254)                                3,254
                                               -------
TOTAL INVESTMENTS (113.0%)
  (COST $24,349)                                28,001
LIABILITIES IN EXCESS OF OTHER ASSETS (13.0)%   (3,227)
                                               -------
NET ASSETS (100.0%)                            $24,774
                                               -------
                                               -------

------------

Percentages indicated are based on net assets.


See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED), CONTINUED

ABBREVIATIONS:

ADR  American Depositary Receipt
CVA  Dutch Certification
FRN Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.
GDR  Global Depositary Receipt
REIT Real Estate Investment Trust
RNC  Risparimo Non-Convertible Savings Shares

(a)  Non-income producing security.

(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f) Fair Valued Investment. The market value and percentage of the investments that are fair valued (amounts in thousands) is $1,066,419 and 85.37%, respectively.

(g)  Amount rounds to less than 0.1%.

(h)  Amount rounds to less than one thousand.

(k) Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l) All or a portion of this security is segregated for current or potential holdings with the custodian for forward foreign currency contracts.

(m) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)  The rate shown is the effective yield at the date of purchase.

(p)  All or portion of this security is segregated for short sales.

(q) Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 108

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                 INTERNATIONAL
                                          DIVERSIFIED       DIVERSIFIED         EQUITY            EQUITY            EQUITY
                                            MID CAP           MID CAP           INCOME            INDEX              INDEX
                                          GROWTH FUND       VALUE FUND           FUND              FUND              FUND
                                          -----------       -----------       -----------       ----------       -------------
ASSETS:
Investments in non-affiliates, at
  value.................................  $1,766,447        $1,244,577         $386,615         $1,881,594        $1,122,597
Investments in affiliates, at value.....      10,593             8,652            8,422             31,262            19,016
Repurchase agreements, at value.........     138,120            98,261           14,058             89,746           107,525
                                          ----------        ----------         --------         ----------        ----------
Total investment securities, at value...   1,915,160         1,351,490          409,095          2,002,602         1,249,138
                                          ----------        ----------         --------         ----------        ----------
Cash....................................          37                41               --                 14                --
Foreign currency, at value..............          --                --               --                 --             3,732
Receivables:
  Investment securities sold............       4,468                --               --                133             2,203
  Fund shares sold......................       3,703             1,479            1,516             19,874             3,382
  Interest and dividends................         464             2,507              832              2,520               727
  Tax reclaims..........................          --                --               --                 --               277
Prepaid expenses and other assets.......          29                20                6                 36                10
                                          ----------        ----------         --------         ----------        ----------
Total Assets............................   1,923,861         1,355,537          411,449          2,025,179         1,259,469
                                          ----------        ----------         --------         ----------        ----------
LIABILITIES:
Payables:
  Dividends.............................          --             1,244              441              4,088            17,692
  Investment securities purchased.......       1,094             1,183               --              2,356                 7
  Collateral for securities lending
    program.............................     262,668           181,944           20,910            118,850           127,524
  Fund shares redeemed..................       8,456             3,797            3,315              9,137             1,584
  Variation margin on futures
    contracts...........................          --                --               --                 22                46
Accrued liabilities:
  Investment advisory fees..............         934               686              136                 63               513
  Administration fees...................          81               105               31                 --                91
  Shareholder servicing fees............         172               158               78                 66                24
  Distribution fees.....................         243               122               61                289                30
  Custodian and accounting fees.........          22                14                6                 34               157
  Trustees' fees -- deferred
    compensation fund...................           1                 1                6                  2                 1
  Other.................................         708               337               74                871               134
                                          ----------        ----------         --------         ----------        ----------
Total Liabilities.......................     274,379           189,591           25,058            135,778           147,803
                                          ----------        ----------         --------         ----------        ----------
NET ASSETS..............................  $1,649,482        $1,165,946         $386,391         $1,889,401        $1,111,666
                                          ==========        ==========         ========         ==========        ==========

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED), CONTINUED
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                             INTERNATIONAL
                                              DIVERSIFIED     DIVERSIFIED       EQUITY          EQUITY          EQUITY
                                                MID CAP         MID CAP         INCOME          INDEX            INDEX
                                              GROWTH FUND     VALUE FUND         FUND            FUND            FUND
                                              -----------     -----------     -----------     ----------     -------------
NET ASSETS:
Paid in Capital.............................  $1,303,120      $  931,083       $276,036       $1,291,654      $  741,046
Accumulated undistributed (distributions in
  excess of) net investment income..........      (5,577)            450            153              (72)         (6,376)
Accumulated net realized gains (losses) from
  investments, futures and foreign exchange
  transactions..............................      65,097          21,583          6,144         (244,564)        (19,917)
Net unrealized appreciation (depreciation)
  from investments, futures and foreign
  exchange translations.....................     286,842         212,830        104,058          842,383         396,913
                                              ----------      ----------       --------       ----------      ----------
Total Net Assets............................  $1,649,482      $1,165,946       $386,391       $1,889,401      $1,111,666
                                              ==========      ==========       ========       ==========      ==========
NET ASSETS:
Class A.....................................  $  443,499      $  258,831       $123,265       $  422,493      $   68,680
Class B.....................................     178,735          66,006         46,742          212,089          18,163
Class C.....................................      46,585          35,098          7,395           91,677          10,634
Select Class................................     963,517         796,088        208,989        1,163,142       1,014,189
Ultra.......................................      17,146           9,923             --               --              --
                                              ----------      ----------       --------       ----------      ----------
Total.......................................  $1,649,482      $1,165,946       $386,391       $1,889,401      $1,111,666
                                              ==========      ==========       ========       ==========      ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES):
  ($0.0001 par value; unlimited number of
  shares authorized)
Class A.....................................      18,631          17,017         10,591           14,874           3,049
Class B.....................................       8,617           4,534          4,034            7,499             856
Class C.....................................       2,057           2,411            638            3,238             482
Select Class................................      39,022          52,585         17,835           40,955          44,857
Ultra.......................................         694             655             --               --              --
                                              ----------      ----------       --------       ----------      ----------
Net Asset Value
Class A -- Redemption price per share.......  $    23.80      $    15.21       $  11.64       $    28.40      $    22.53
Class B -- Offering price per share (a).....       20.74           14.56          11.59            28.28           21.21
Class C -- Offering price per share (a).....       22.64           14.56          11.58            28.31           22.07
Select Class -- Offering and redemption
  price per share...........................       24.69           15.14          11.72            28.40           22.61
Ultra -- Offering and redemption price per
  share.....................................       24.72           15.14             --               --              --
Class A maximum sales charge................        5.25%           5.25%          5.25%            5.25%           5.25%
Class A maximum public offering price per
  share (net asset value per
  share/100% -- maximum sales charge).......       25.12           16.05          12.28            29.97           23.78
                                              ----------      ----------       --------       ----------      ----------
Cost of Investments.........................  $1,628,318      $1,138,660       $305,037       $1,160,158      $  852,508
Cost of foreign currency....................          --              --             --               --           3,782
Market value of securities on loan..........     255,807         177,289         20,461          115,242         119,443

------------

(a) Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 110

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED), CONTINUED
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                             MARKET
                                                         INTREPID        LARGE CAP       LARGE CAP          EXPANSION
                                                         MID CAP           GROWTH          VALUE              INDEX
                                                         FUND(A)            FUND            FUND              FUND
                                                       ------------      ----------      ----------      ---------------
ASSETS:
Investments in non-affiliates, at value..............    $873,730        $1,542,790      $1,208,496         $714,047
Investments in affiliates, at value..................      10,698            10,915          28,537           11,130
Repurchase agreements, at value......................      77,230            46,791          33,145          102,988
                                                         --------        ----------      ----------         --------
Total investment securities, at value................     961,658         1,600,496       1,270,178          828,165
                                                         --------        ----------      ----------         --------
Cash.................................................          --                --              66              207
Receivables:
  Investment securities sold.........................          --             8,973              --            2,549
  Fund shares sold...................................       1,453             2,257             836              979
  Interest and dividends.............................       1,137             1,283           1,542              560
Prepaid expenses and other assets....................          12                26              45                4
                                                         --------        ----------      ----------         --------
Total Assets.........................................     964,260         1,613,035       1,272,667          832,464
                                                         --------        ----------      ----------         --------
LIABILITIES:
Payables:
  Dividends..........................................         987                --           4,669            1,146
  Investment securities purchased....................          --             7,310           3,009            1,766
  Collateral for securities lending program..........     120,561            84,729          61,196          192,141
  Fund shares redeemed...............................       3,587             6,506           1,927              411
  Variation margin on futures contracts..............          --                --              --               31
Accrued liabilities:
  Investment advisory fees...........................         477               656             412               55
  Administration fees................................          73                84             102               52
  Shareholder servicing fees.........................         105               253             250               11
  Distribution fees..................................          50               187              27               48
  Custodian and accounting fees......................           9                26               7               25
  Trustees' fees -- deferred compensation fund.......          --(b)              5               4               --(b)
  Other..............................................         193               688              --              136
                                                         --------        ----------      ----------         --------
Total Liabilities....................................     126,042           100,444          71,603          195,822
                                                         --------        ----------      ----------         --------
NET ASSETS...........................................    $838,218        $1,512,591      $1,201,064         $636,642
                                                         ========        ==========      ==========         ========

------------
(a) Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(b) Amount is less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED), CONTINUED
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                          LARGE           LARGE            MARKET
                         INTREPID          CAP             CAP            EXPANSION
                         MID CAP          GROWTH          VALUE             INDEX
                         FUND(A)           FUND            FUND             FUND
                       ------------    ------------    ------------    ---------------
NET ASSETS:
Paid in Capital......    $692,911       $1,801,314      $1,050,343        $506,752
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income...         204           (2,515)             27             100
Accumulated net
 realized gains
 (losses) from
 investments, futures
 and foreign exchange
 transactions........      22,999         (653,835)         12,173          15,747
Net unrealized
 appreciation
 (depreciation) from
 investments, futures
 and foreign exchange
 translations........     122,104          367,627         138,521         114,043
                         --------       ----------      ----------        --------
Total Net Assets.....    $838,218       $1,512,591      $1,201,064        $636,642
                         ========       ==========      ==========        ========
NET ASSETS:
Class A..............    $143,349       $  230,351      $   44,759        $ 68,758
Class B..............      17,563          199,016          17,540          29,544
Class C..............      12,695           12,465           5,072          22,772
Select Class.........     635,571        1,046,441       1,109,063         515,568
Ultra................      29,040           24,318          24,630              --
                         --------       ----------      ----------        --------
Total................    $838,218       $1,512,591      $1,201,064        $636,642
                         ========       ==========      ==========        ========
OUTSTANDING UNITS OF
 BENEFICIAL INTEREST
 (SHARES)
 ($0.0001 par value;
 unlimited number of
 shares authorized):
Class A..............       8,756           14,237           2,811           5,850
Class B..............       1,148           13,416           1,111           2,552
Class C..............         829              847             322           2,020
Select Class.........      37,897           65,667          70,202          43,772
Ultra................       1,731            1,524           1,559              --
                         --------       ----------      ----------        --------
Net Asset Value
Class A -- Redemption
 price per share.....    $  16.37       $    16.18      $    15.92        $  11.75
Class B -- Offering
 price per share
 (b).................       15.30            14.83           15.80           11.58
Class C -- Offering
 price per share
 (b).................       15.31            14.71           15.75           11.27
Select
 Class -- Offering
 and redemption price
 per share...........       16.77            15.94           15.80           11.78
Ultra -- Offering and
 redemption price per
 share...............       16.77            15.95           15.80              --
Class A maximum sales
 charge..............        5.25%            5.25%           5.25%           5.25%
Class A maximum
 public offering
 price per share (net
 asset value per
share/100% -- maximum
 sales charge).......       17.28            17.08           16.80           12.40
                         --------       ----------      ----------        --------
Cost of Investments..    $839,554       $1,232,869      $1,131,657        $714,074
Market value of
 securities on loan..     117,716           82,784          56,819         187,033

------------

(a) Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.
(b) Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 112

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED), CONTINUED
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           MULTI-CAP
                                                             MARKET        SMALL CAP    SMALL CAP
                                                            NEUTRAL         GROWTH        VALUE       TECHNOLOGY
                                                              FUND           FUND          FUND          FUND
                                                         --------------    ---------    ----------    ----------
ASSETS:
Investments in non-affiliates, at value................    $1,522,365      $664,700     $  953,611     $25,682
Investments in affiliates, at value....................        56,846         5,563         30,712          --
Repurchase agreements, at value........................            --        91,748        105,427       2,319
                                                           ----------      --------     ----------     -------
Total Investments securities, at value.................     1,579,211       762,011      1,089,750      28,001
                                                           ----------      --------     ----------     -------
Cash...................................................     1,581,906(c)         --          1,621          --
Receivables:
  Investment securities sold...........................            --           237         12,584         253
  Fund shares sold.....................................         5,308           402            975          19
  Interest and dividends...............................         5,891            89          1,448           4
Prepaid expenses and other assets......................             2             8             12          --(b)
                                                           ----------      --------     ----------     -------
Total Assets...........................................     3,172,318       762,747      1,106,390      28,277
                                                           ----------      --------     ----------     -------
LIABILITIES:
Payables:
  Due to custodian.....................................            --           190             --         120
  Dividends............................................        23,373            --          1,402          --
  Investment securities purchased......................            --            --          7,800          --
  Collateral for securities lending program............            --       185,606        240,606       3,254
  Securities sold short................................     1,508,489            --             --          --
  Fund shares redeemed.................................         4,882         1,796          5,607          34
  Variation margin on futures contracts................            --            --             82          --
Accrued liabilities:
  Investment advisory fees.............................         1,533           331            483           1
  Administration fees..................................            98            22             74          --
  Shareholder servicing fees...........................            58            73            108           2
  Distribution fees....................................           218            45             84           9
  Custodian and accounting fees........................             8             9             18           4
  Trustees' fees -- deferred compensation fund.........             3             4              1          --(b)
  Other................................................           195           194            241          79
                                                           ----------      --------     ----------     -------
Total Liabilities......................................     1,538,857       188,270        256,506       3,503
                                                           ----------      --------     ----------     -------
NET ASSETS.............................................    $1,633,461      $574,477     $  849,884     $24,774
                                                           ==========      ========     ==========     =======

------------
(b) Amount is less than $1,000.

(c) $1,581,887 is segregated for short sales.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED), CONTINUED
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                             MULTI-CAP         SMALL       SMALL
                               MARKET           CAP         CAP
                              NEUTRAL         GROWTH       VALUE      TECHNOLOGY
                                FUND           FUND         FUND         FUND
                           --------------    ---------    --------    ----------
NET ASSETS:
Paid in Capital..........    $1,620,650      $474,313     $688,471     $63,482
Accumulated undistributed
 (distributions in excess
 of) net investment
 income..................          (156)       (2,334)      268           (180)
Accumulated net realized
 gains (losses) from
 investments, securities
 sold short, futures and
 foreign exchange
 transactions............       (19,355)        8,837     21,187       (42,180)
Net unrealized
 appreciation
 (depreciation) from
 investments, securities
 sold short, futures and
 foreign exchange
 translations............        32,322        93,661     139,958        3,652
                             ----------      --------     --------     -------
Total Net Assets.........    $1,633,461      $574,477     $849,884     $24,774
                             ==========      ========     ========     =======
NET ASSETS:
Class A..................    $  204,482      $ 81,962     $151,445     $16,374
Class B..................        31,717        25,986     33,728         7,215
Class C..................       237,858        14,086     43,853           771
Select Class.............     1,159,404       401,714     559,337          414
Institutional Class......            --        50,729        --             --
Ultra....................            --            --     61,521            --
                             ----------      --------     --------     -------
Total....................    $1,633,461      $574,477     $849,884     $24,774
                             ==========      ========     ========     =======
OUTSTANDING UNITS OF
 BENEFICIAL INTEREST
 (SHARES)
 ($0.0001 par value,
 unlimited number of
 shares authorized):
Class A..................        19,423         7,426     6,862          3,491
Class B..................         3,051         2,632     1,649          1,602
Class C..................        22,877         1,386     2,154            171
Select Class.............       109,660        35,552     24,672            87
Institutional Class......            --         4,486        --             --
Ultra....................            --            --     2,713             --
                             ----------      --------     --------     -------
Net Asset Value
Class A -- Redemption
 price per share.........    $    10.53      $  11.04     $22.07       $  4.69
Class B -- Offering price
 per share (a)...........         10.40          9.87     20.46           4.50
Class C -- Offering price
 per share (a)...........         10.40         10.16     20.36           4.51
Select Class -- Offering
 and redemption price per
 share...................         10.57         11.30     22.67           4.75
Institutional
 Class -- Offering and
 redemption price per
 share...................            --         11.31        --             --
Ultra -- Offering and
 redemption price per
 share...................            --            --     22.67             --
Class A maximum sales
 charge..................          5.25%         5.25%     5.25%          5.25%
Class A maximum public
 offering price per share
 (net asset value per
 share/100% -- maximum
 sales charge)...........         11.11         11.65     23.29           4.95
                             ----------      --------     --------     -------
Cost of Investments......    $1,426,922      $668,350     $949,349     $24,349
Market Value of
 Securities on Loan......            --       181,509     233,773        3,161
Proceeds from securities
 sold short..............     1,388,522            --        --             --

------------

(a) Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 114

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE PERIOD ENDED DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

                                                   DIVERSIFIED      DIVERSIFIED                                     INTERNATIONAL
                                                     MID CAP            MID              EQUITY          EQUITY        EQUITY
                                                     GROWTH          CAP VALUE           INCOME          INDEX          INDEX
                                                      FUND             FUND               FUND            FUND          FUND
                                                   -----------    ---------------    ---------------    --------    -------------
INVESTMENT INCOME:
 Dividend income.................................   $  4,164         $ 11,372           $  6,604        $17,455       $  7,340
 Dividend income from affiliates (a).............        284              766                 85            700            168
 Interest income.................................         --               --                 48             --             15
 Income from securities lending (net)............        213              157                 58            210            573
 Foreign taxes withheld..........................         (5)              (6)                --             --           (657)
                                                    --------         --------           --------        --------      --------
Total Investment Income..........................      4,656           12,289              6,795         18,365          7,439
                                                    --------         --------           --------        --------      --------
EXPENSES:
Investment advisory fees.........................      5,616            4,298                871          2,384          2,825
Administrative fees..............................        906              694                229          1,000            538
Distribution fees
 Class A.........................................        552              331                150            538             68
 Class B.........................................        713              260                194            876             50
 Class C.........................................        177              136                 29            352             36
Shareholder servicing fees
 Class A.........................................        552              331                151            538             68
 Class B.........................................        238               87                 65            292             17
 Class C.........................................         59               45                  9            117             12
 Select Class....................................      1,292            1,174                320          1,437          1,187
Custodian and accounting fees....................         44               37                 13            117            357
Interest expense.................................          4               --                 14              3             13
Professional fees................................         43               33                 26             52             46
Trustees' fees...................................         10                8                  2             11              6
Printing and mailing costs.......................        118               57                 26            112             24
Registration and filing fees.....................         39               32                 18             35             26
Transfer agent fees..............................      1,201              392                225          1,206            219
Other............................................         29               23                  7             29             23
                                                    --------         --------           --------        --------      --------
Total expenses...................................     11,593            7,938              2,349          9,099          5,515
                                                    --------         --------           --------        --------      --------
Less amounts waived..............................     (1,417)            (662)               (32)        (5,002)        (1,098)
Less earnings credits............................         --(b)            (4)                --(b)          (1)            --
Less reimbursement for legal matters.............         (7)              (5)                (2)           (11)            (3)
                                                    --------         --------           --------        --------      --------
 Net expenses....................................     10,169            7,267              2,315          4,085          4,414
                                                    --------         --------           --------        --------      --------
Net Investment Income (Loss).....................     (5,513)           5,022              4,480         14,280          3,025
                                                    --------         --------           --------        --------      --------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
 Investments.....................................    124,823          106,033             36,998         17,290         13,721
 Affiliated investments..........................         --               --                 --             81             --
 Futures.........................................         --               --                 --          1,260          1,774
 Foreign currency transactions...................         --               --                 --             --            162
Change in net unrealized appreciation
 (depreciation) of:
 Investments.....................................      3,279          (60,668)           (29,367)        68,386        141,575
 Affiliated investments..........................         --               --                 --          2,515             --
 Futures.........................................         --               --                 --            (34)           191
 Foreign currency translations...................         --               --                 --             --            (36)
                                                    --------         --------           --------        --------      --------
Net realized/unrealized gains (losses)...........    128,102           45,365              7,631         89,498        157,387
                                                    --------         --------           --------        --------      --------
Change in net assets resulting from operations...   $122,589         $ 50,387           $ 12,111        $103,778      $160,412
                                                    ========         ========           ========        ========      ========

------------
(a) Includes reimbursements of investment
    advisory, administration and shareholder
    servicing fees...............................   $     34         $     92           $     10        $    35       $     18

(b) Amount is less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED), CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

                                         LARGE       LARGE           MARKET
                         INTREPID         CAP         CAP           EXPANSION
                          MID CAP        GROWTH      VALUE            INDEX
                         FUND (A)         FUND       FUND             FUND
                       -------------    --------    -------      ---------------
INVESTMENT INCOME:
 Dividend income.....     $ 5,578       $6,576      $14,023          $ 3,627
 Dividend income from
 affiliates (b)......         251         318        325                 110
 Interest income.....          --          --         --                   6
 Income from
 securities lending
 (net)...............         311         114         76                 505
                          -------       --------    -------          -------

Total investment
 income..............       6,140       7,008       14,424             4,248
                          -------       --------    -------          -------
EXPENSES:
Investment advisory
 fees................       2,827       4,124       2,517                810
Administrative fees..         456         865        660                 340

Distribution fees
 Class A.............         169         294         69                  85
 Class B.............          59         791         84                 106
 Class C.............          38          46         21                  80

Shareholder servicing
 fees
 Class A)............         169         294         69                  85
 Class B.............          19         264         28                  35
 Class C.............          13          15          7                  27
 Select Class........         855       1,460       1,438                663
Custodian and
 accounting fees.....          28          46         37                  50
Interest expense.....           6          --          1                   1
Professional fees....          33          34         35                  26
Trustees' fees.......           5          10         10                   3
Printing and mailing
 costs...............          26         128         32                  14
Registration and
 filing fees.........          28          31         24                  22
Transfer agent fees..         161       1,368        279                 206
Other................          12          17         15                   3
                          -------       --------    -------          -------
Total expenses.......       4,904       9,787       5,326              2,556
                          -------       --------    -------          -------
Less amounts waived..        (424)       (463)       (34)             (1,047)
Less earnings
 credits.............          (1)         --(c)      --(c)               (1)
Less reimbursements
 for legal matters...          (3)         (6)        (5)                 (2)
                          -------       --------    -------          -------
 Net expenses........       4,476       9,318       5,287              1,506
                          -------       --------    -------          -------
Net Investment Income
 (Loss)..............       1,664       (2,310)     9,137              2,742
                          -------       --------    -------          -------
REALIZED/UNREALIZED
 GAINS (LOSSES):
Net realized gain
 (loss) on
 transactions from:
 Investments.........      62,312       28,592      32,119            36,090
 Futures.............          --          --         --                 258
Change in net
 unrealized
 appreciation
 (depreciation) of:
 Investments.........      16,242       97,707      8,214              3,735
 Futures.............          --          --         --                 (90)
                          -------       --------    -------          -------

Net
 realized/unrealized
 gains (losses)......      78,554       126,299     40,333            39,993
                          -------       --------    -------          -------

Change in net assets
 resulting from
 operations..........     $80,218       $123,989    $49,470          $42,735
                          =======       ========    =======          =======

------------

(a) Prior to July 29,
    2005, the Fund
    was named
    Diversified Mid
    Cap Fund.

(b) Includes
    reimbursements of
    investment
    advisory,
    administration
    and shareholder
    servicing fees...     $    29       $  38       $ 37             $    13

(c) Amount is less
    than $1,000.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 116

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED), CONTINUED
FOR THE PERIOD ENDED DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

                            MULTI-CAP                       SMALL
                              MARKET        SMALL CAP        CAP
                             NEUTRAL          GROWTH        VALUE      TECHNOLOGY
                               FUND            FUND         FUND          FUND
                          --------------    ----------    ---------    ----------
INVESTMENT INCOME:
 Dividend income........     $  8,032        $   550       $ 7,256       $   42
 Dividend income from
 affiliates (a).........        1,254            159           523            5
 Interest income........       26,537(c)          --            32           --
 Income from securities
 lending (net)..........           --            425           292            3
 Foreign taxes
 withheld...............          (21)            (4)           (1)          --(b)
                             --------        -------       -------       ------
Total Investment
 Income.................       35,802          1,130         8,102           50
                             --------        -------       -------       ------
EXPENSES:
Investment advisory
 fees...................        9,875          2,077         2,899          128
Administrative fees.....          828            335           468           13
Distribution Fees:
 Class A................          264            108           195           21
 Class B................          123            108           131           28
 Class C................          930             52           171            3
Shareholder Servicing
 Fees:
 Class A................          264            108           195           21
 Class B................           41             36            44            9
 Class C................          310             17            57            1
 Select Class...........        1,360             28           760            1
 Institutional Class....           --            569            --           --
Custodian and accounting
 fees...................           42             29            53           16
Interest expense........           --             10            --            1
Professional fees.......           24             27            30           23
Trustees' fees..........            9              6             5           --(b)
Printing and mailing
 costs..................           39             26            40           10
Registration and filing
 fees...................           32             17            31           18
Transfer agent fees.....          345            303           276           82
Dividend expense on
 securities sold short..        6,892             --            --           --
Other...................           12              9             9            3
                             --------        -------       -------       ------
Total expenses..........       21,390          3,865         5,364          378
                             --------        -------       -------       ------
Less amounts waived.....       (2,952)          (411)         (416)        (148)
Less earnings credits...           (3)            (1)           (3)          --
Less reimbursements for
 legal matters..........           (4)            (2)           (3)          --(b)
                             --------        -------       -------       ------
 Net expenses...........       18,431          3,451         4,942          230
                             --------        -------       -------       ------
Net Investment Income
 (Loss).................       17,371         (2,321)        3,160         (180)
                             --------        -------       -------       ------
REALIZED/UNREALIZED
 GAINS (LOSSES):
Net realized gain (loss)
 on transactions from:
 Investments............       53,354         30,608        39,031          (26)
 Futures................           --             --         2,008           --
 Securities sold short..      (50,730)            --            --           --
Change in net unrealized
 appreciation
 (depreciation) of:
 Investments............       39,646         21,447         1,512        2,356
 Futures................           --             --          (812)          --
 Securities sold short..      (46,447)            --            --           --
                             --------        -------       -------       ------
Net realized/unrealized
 gains (losses).........       (4,177)        52,055        41,739        2,330
                             --------        -------       -------       ------
Change in net assets
 resulting from
 operations.............     $ 13,194        $49,734       $44,899       $2,150
                             ========        =======       =======       ======

------------

(a) Includes
    reimbursements of
    investment advisory,
    administration and
    shareholder
    servicing fees......     $    149        $    19       $    61       $   --(b)
(b) Amount rounds to
 less than $1,000.
(c) Interest income
 earned on segregated
 cash for short
 positions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                        DIVERSIFIED                   DIVERSIFIED                     EQUITY
                                    MID CAP GROWTH FUND           MID CAP VALUE FUND                INCOME FUND
                                ---------------------------   ---------------------------   ---------------------------
                                 SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                   ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                    2005           2005           2005           2005           2005           2005
                                ------------   ------------   ------------   ------------   ------------   ------------
                                (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CHANGE IN NET ASSETS FROM
 OPERATIONS:
 Net investment income
   (loss).....................   $   (5,513)    $  (14,438)    $    5,022     $   12,314     $   4,480      $   9,790
 Net realized gain (loss) on
   investments and futures....      124,823        552,959        106,033        401,050        36,998        152,211
 Change in net unrealized
   appreciation (depreciation)
   of investments and
   futures....................        3,279       (356,202)       (60,668)      (209,038)      (29,367)      (109,941)
                                 ----------     ----------     ----------     ----------     ---------      ---------
   Change in net assets
     resulting from
     operations...............      122,589        182,319         50,387        204,326        12,111         52,060
                                 ----------     ----------     ----------     ----------     ---------      ---------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES
 From net investment income...           --             --           (486)        (1,803)       (1,217)        (1,875)
 From net realized gains......      (34,627)            --        (62,387)        (7,125)      (31,523)       (13,274)
CLASS B SHARES
 From net investment income...           --             --             --           (220)         (393)          (789)
 From net realized gains......      (16,185)            --        (16,589)        (2,163)      (12,320)        (8,772)
CLASS C SHARES
 From net investment income...           --             --             --            (96)          (58)           (74)
 From net realized gains......       (3,861)            --         (8,894)          (670)       (2,014)          (613)
SELECT CLASS SHARES
 From net investment income...           --             --         (2,641)       (11,612)       (2,781)        (6,905)
 From net realized gains......      (74,921)            --       (210,755)       (44,624)      (59,860)       (45,851)
ULTRA SHARES (A)
 From net investment income...           --             --            (43)           (71)           --             --
 From net realized gains......       (1,349)            --         (3,088)            --            --             --
                                 ----------     ----------     ----------     ----------     ---------      ---------
   Total distributions to
     shareholders.............     (130,943)            --       (304,883)       (68,384)     (110,166)       (78,153)
                                 ----------     ----------     ----------     ----------     ---------      ---------
CAPITAL TRANSACTIONS:
 Change in net assets from
   capital transactions.......      (72,779)    (1,066,337)       110,876       (692,095)      (10,044)        30,682
                                 ----------     ----------     ----------     ----------     ---------      ---------
NET ASSETS:
 Change in net assets.........      (81,133)      (884,018)      (143,620)      (556,153)     (108,099)         4,589
 Beginning of period..........    1,730,615      2,614,633      1,309,566      1,865,719       494,490        489,901
                                 ----------     ----------     ----------     ----------     ---------      ---------
 End of period................   $1,649,482     $1,730,615     $1,165,946     $1,309,566     $ 386,391      $ 494,490
                                 ==========     ==========     ==========     ==========     =========      =========
 Accumulated undistributed
   (distributions in excess
   of) net investment
   income.....................   $   (5,577)    $      (64)    $      450     $   (1,402)    $     153      $     122
                                 ==========     ==========     ==========     ==========     =========      =========

                                          EQUITY
                                        INDEX FUND
                                ---------------------------
                                 SIX MONTHS
                                   ENDED        YEAR ENDED
                                DECEMBER 31,     JUNE 30,
                                    2005           2005
                                ------------   ------------
                                (UNAUDITED)
CHANGE IN NET ASSETS FROM
 OPERATIONS:
 Net investment income
   (loss).....................   $   14,280    $    40,111
 Net realized gain (loss) on
   investments and futures....       18,631        426,811
 Change in net unrealized
   appreciation (depreciation)
   of investments and
   futures....................       70,867       (309,207)
                                 ----------    -----------
   Change in net assets
     resulting from
     operations...............      103,778        157,715
                                 ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES
 From net investment income...       (3,325)        (7,056)
 From net realized gains......           --             --
CLASS B SHARES
 From net investment income...         (910)        (2,686)
 From net realized gains......           --             --
CLASS C SHARES
 From net investment income...         (386)          (925)
 From net realized gains......           --             --
SELECT CLASS SHARES
 From net investment income...      (10,385)       (28,958)
 From net realized gains......           --             --
ULTRA SHARES (A)
 From net investment income...           --             --
 From net realized gains......           --             --
                                 ----------    -----------
   Total distributions to
     shareholders.............      (15,006)       (39,625)
                                 ----------    -----------
CAPITAL TRANSACTIONS:
 Change in net assets from
   capital transactions.......      (52,376)    (1,171,447)
                                 ----------    -----------
NET ASSETS:
 Change in net assets.........       36,396     (1,053,357)
 Beginning of period..........    1,853,005      2,906,362
                                 ----------    -----------
 End of period................   $1,889,401    $ 1,853,005
                                 ==========    ===========
 Accumulated undistributed
   (distributions in excess
   of) net investment
   income.....................   $      (72)   $       654
                                 ==========    ===========

------------

(a) Commencement of offering of Ultra Shares on February 22, 2005.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 118

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                              INTERNATIONAL                   INTREPID                      LARGE
                                            EQUITY INDEX FUND               MID CAP FUND               CAP GROWTH FUND
                                        --------------------------   --------------------------   --------------------------
                                         SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                           ENDED       YEAR ENDED       ENDED       YEAR ENDED       ENDED       YEAR ENDED
                                        DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,    JUNE 30,
                                            2005          2005         2005(B)         2005           2005          2005
                                        ------------   -----------   ------------   -----------   ------------   -----------
                                        (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)........   $    3,025     $ 17,300      $   1,664     $    2,176     $   (2,310)   $    5,170
  Net realized gain (loss) on
    investments, futures and foreign
    currency transactions.............       15,657       18,619         62,312        281,906         28,592       234,264
  Change in net unrealized
    appreciation (depreciation) of
    investments, futures and foreign
    currency translations.............      141,730       87,658         16,242       (150,298)        97,707      (213,064)
                                         ----------     --------      ---------     ----------     ----------    ----------
    Change in net assets resulting
      from operations.................      160,412      123,577         80,218        133,784        123,989        26,370
                                         ----------     --------      ---------     ----------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES
  From net investment income..........       (1,058)        (700)          (166)          (106)            --          (475)
  From net realized gains.............           --           --        (39,931)        (6,947)            --            --
CLASS B SHARES
  From net investment income..........         (210)        (116)            --             --             --           (62)
  From net realized gains.............           --           --         (5,111)          (976)            --            --
CLASS C SHARES
  From net investment income..........          (93)         (73)            --             --             --            (1)
  From net realized gains.............           --           --         (3,518)          (417)            --            --
SELECT CLASS SHARES
  From net investment income..........      (17,661)     (15,936)        (1,418)        (1,781)            --        (4,721)
  From net realized gains.............           --           --       (181,533)       (43,976)            --            --
ULTRA SHARES (A)
  From net investment income..........           --           --            (78)           (59)            --           (24)
  From net realized gains.............           --           --         (7,898)            --             --            --
                                         ----------     --------      ---------     ----------     ----------    ----------
    Total distributions to
      shareholders....................      (19,022)     (16,825)      (239,653)       (54,262)            --        (5,283)
                                         ----------     --------      ---------     ----------     ----------    ----------
CAPITAL TRANSACTIONS:
  Change in net assets from capital
    transactions......................       21,776      (17,624)       162,089       (317,562)      (301,144)     (616,404)
                                         ----------     --------      ---------     ----------     ----------    ----------
NET ASSETS:
  Change in net assets................      163,166       89,128          2,654       (238,040)      (177,155)     (595,317)
  Beginning of period.................      948,500      859,372        835,564      1,073,604      1,689,746     2,285,063
                                         ----------     --------      ---------     ----------     ----------    ----------
  End of period.......................   $1,111,666     $948,500      $ 838,218     $  835,564     $1,512,591    $1,689,746
                                         ==========     ========      =========     ==========     ==========    ==========
  Accumulated undistributed
    (distributions in excess of) net
    investment income.................   $   (6,376)    $  9,621      $     204     $      202     $   (2,515)   $     (205)
                                         ==========     ========      =========     ==========     ==========    ==========

------------

(a) Commencement of offering of Ultra Shares on February 22, 2005.

(b) Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

    See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                                   LARGE                        MARKET                       MULTI-CAP
                                              CAP VALUE FUND             EXPANSION INDEX FUND           MARKET NEUTRAL FUND
                                        ---------------------------   ---------------------------   ---------------------------
                                         SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                           ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                          DECEMBER       JUNE 30,       DECEMBER       JUNE 30,       DECEMBER       JUNE 30,
                                          31, 2005         2005         31, 2005         2005         31, 2005         2005
                                        ------------   ------------   ------------   ------------   ------------   ------------
                                        (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)........   $    9,137     $   21,961      $  2,742       $  3,569      $   17,371     $    6,955
  Net realized gain (loss) on
    investments, futures and
    securities sold short.............       32,119        260,932        36,348         36,529           2,624         28,329
  Change in net unrealized
    appreciation (depreciation) of
    investments, futures, and
    securities sold short.............        8,214       (121,754)        3,645         54,454          (6,801)        18,760
                                         ----------     ----------      --------       --------      ----------     ----------
    Change in net assets resulting
      from operations.................       49,470        161,139        42,735         94,552          13,194         54,044
                                         ----------     ----------      --------       --------      ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A SHARES
  From net investment income..........         (309)          (770)         (234)          (247)         (3,219)            --
  From net realized gains.............       (1,521)            --        (5,639)          (771)         (6,217)        (1,593)
CLASS B SHARES
  From net investment income..........          (73)          (185)           (1)            (6)           (264)            --
  From net realized gains.............         (618)            --        (2,479)          (401)           (953)          (359)
CLASS C SHARES
  From net investment income..........          (21)           (44)           (2)            (6)         (2,001)            --
  From net realized gains.............         (158)            --        (1,982)          (279)         (7,230)        (2,541)
SELECT CLASS SHARES
  From net investment income..........       (8,885)       (20,311)       (2,394)        (3,327)        (21,032)            --
  From net realized gains.............      (31,668)            --       (44,095)        (7,331)        (33,785)        (9,752)
ULTRA SHARES(A)
  From net investment income..........         (224)          (184)           --             --              --             --
  From net realized gains.............         (717)            --            --             --              --             --
                                         ----------     ----------      --------       --------      ----------     ----------
    Total distributions to
      shareholders....................      (44,194)       (21,494)      (56,826)       (12,368)        (74,701)       (14,245)
                                         ----------     ----------      --------       --------      ----------     ----------
CAPITAL TRANSACTIONS:
  Change in net assets from capital
    transactions......................      (71,657)      (432,226)       24,672        215,022         230,460        464,800
                                         ----------     ----------      --------       --------      ----------     ----------
NET ASSETS:
  Change in net assets................      (66,381)      (292,581)       10,581        297,206         168,953        504,599
  Beginning of period.................    1,267,445      1,560,026       626,061        328,855       1,464,508        959,909
                                         ----------     ----------      --------       --------      ----------     ----------
  End of period.......................   $1,201,064     $1,267,445      $636,642       $626,061      $1,633,461     $1,464,508
                                         ==========     ==========      ========       ========      ==========     ==========
  Accumulated undistributed
    (distributions in excess of) net
    investment income.................   $       27     $      402      $    100       $    (11)     $     (156)    $    8,989
                                         ==========     ==========      ========       ========      ==========     ==========

------------

(a) Commencement of offering Ultra Shares on February 22, 2005.

See notes to financial statements

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 120

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                                   SMALL                         SMALL
                                              CAP GROWTH FUND               CAP VALUE FUND                TECHNOLOGY FUND
                                        ---------------------------   ---------------------------   ---------------------------
                                         SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                           ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                        DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                            2005           2005           2005           2005           2005           2005
                                        ------------   ------------   ------------   ------------   ------------   ------------
                                        (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)........   $  (2,321)     $  (4,316)      $  3,160      $    5,817      $  (180)       $   (16)
  Net realized gain (loss) on
    investments, futures, foreign
    currency transactions and
    securities sold short.............      30,608        179,792         41,039         200,389          (26)        (5,077)
  Change in net unrealized
    appreciation (depreciation) of
    investments, futures, foreign
    currency translations and
    securities sold short.............      21,447       (124,319)           700         (90,737)       2,356          3,844
                                         ---------      ---------       --------      ----------      -------        -------
    Change in net assets resulting
      from operations.................      49,734         51,157         44,899         115,469        2,150         (1,249)
                                         ---------      ---------       --------      ----------      -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
  From net investment income..........          --             --           (444)           (702)          --             --
  From net realized gains.............     (16,738)          (445)       (24,585)        (12,953)          --             --
CLASS B SHARES
  From net investment income..........          --             --            (25)            (44)          --             --
  From net realized gains.............      (5,869)          (170)        (5,856)         (3,671)          --             --
CLASS C SHARES
  From net investment income..........          --             --            (30)            (56)          --             --
  From net realized gains.............      (2,934)           (60)        (7,695)         (4,438)          --             --
SELECT CLASS SHARES
  From net investment income..........          --             --         (2,336)         (4,679)          --             --
  From net realized gains.............     (79,190)        (2,906)       (91,771)        (69,255)          --             --
INSTITUTIONAL CLASS SHARES
  From net investment income..........          --             --             --              --           --             --
  From net realized gains.............      (9,954)            --             --              --           --             --
ULTRA SHARES(A)
  From net investment income..........          --             --           (242)           (127)          --             --
  From net realized gains.............          --             --         (9,611)             --           --             --
                                         ---------      ---------       --------      ----------      -------        -------
    Total distributions to
      shareholders....................    (114,685)        (3,581)      (142,595)        (95,925)          --             --
                                         ---------      ---------       --------      ----------      -------        -------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions........................      (1,225)      (174,024)        73,725        (210,621)      (2,429)        (8,352)
                                         ---------      ---------       --------      ----------      -------        -------
NET ASSETS:
  Change in net assets................     (66,176)      (126,448)       (23,971)       (191,077)        (279)        (9,601)
  Beginning of period.................     640,653        767,101        873,855       1,064,932       25,053         34,654
                                         ---------      ---------       --------      ----------      -------        -------
  End of period.......................   $ 574,477      $ 640,653       $849,884      $  873,855      $24,774        $25,053
                                         =========      =========       ========      ==========      =======        =======
  Accumulated undistributed
    (distributions in excess of) net
    investment income.................   $  (2,334)     $     (13)      $    268      $      185      $  (180)       $    --
                                         =========      =========       ========      ==========      =======        =======

------------

(a) Commencement of offering Ultra Shares on February 22, 2005.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                DIVERSIFIED MID CAP           DIVERSIFIED MID CAP              EQUITY INCOME
                                    GROWTH FUND                   VALUE FUND                       FUND
                            ---------------------------   ---------------------------   ---------------------------
                             SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                               ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                            DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                2005           2005           2005           2005           2005           2005
                            ------------   ------------   ------------   ------------   ------------   ------------
                            (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares
   issued.................   $  63,780      $ 118,056      $  60,906      $  86,921      $  23,101      $  27,347
 Shares issued in Fund
   reorganization (Note
   9).....................          --             --             --             --             --         18,431
 Dividends reinvested.....      30,575             --         58,073          8,613         30,116         13,700
 Cost of shares
   redeemed...............     (83,921)      (268,610)       (45,826)      (110,693)       (18,454)       (25,292)
                             ---------      ---------      ---------      ---------      ---------      ---------
Change in net assets from
 Class A capital
 transactions.............   $  10,434      $(150,554)     $  73,153      $ (15,159)     $  34,763      $  34,186
                             =========      =========      =========      =========      =========      =========
CLASS B SHARES:
 Proceeds from shares
   issued.................   $   4,046      $  10,776      $   4,388      $  12,671      $   5,184      $   4,533
 Shares issued in Fund
   reorganization (Note
   9).....................          --             --             --             --             --          7,621
 Dividends reinvested.....      15,509             --         15,581          2,261         11,761          9,065
 Cost of shares
   redeemed...............     (33,549)       (70,871)        (8,360)       (22,295)       (15,423)       (30,597)
                             ---------      ---------      ---------      ---------      ---------      ---------
Change in net assets from
 Class B capital
 transactions.............   $ (13,994)     $ (60,095)     $  11,609      $  (7,363)     $   1,522      $  (9,378)
                             =========      =========      =========      =========      =========      =========
CLASS C SHARES:
 Proceeds from shares
   issued.................   $   3,340      $   6,179      $  24,083      $  11,791      $     682      $     943
 Shares issued in Fund
   reorganization (Note
   9).....................          --             --             --             --             --          3,534
 Dividends reinvested.....       3,001             --          7,014            616          1,904            617
 Cost of shares
   redeemed...............      (5,747)       (30,423)       (17,957)        (7,895)          (819)        (1,586)
                             ---------      ---------      ---------      ---------      ---------      ---------
Change in net assets from
 Class C capital
 transactions.............   $     594      $ (24,244)     $  13,140      $   4,512      $   1,767      $   3,508
                             =========      =========      =========      =========      =========      =========
SELECT CLASS SHARES:
 Proceeds from shares
   issued.................   $  86,999      $ 137,170      $ 175,268      $ 164,225      $  35,044      $  59,293
 Shares issued in Fund
   reorganization (Note
   9).....................          --             --             --             --             --         35,445
 Dividends reinvested.....      11,637             --         24,928         12,440         26,124         15,837
 Cost of shares
   redeemed...............    (174,097)      (979,752)      (187,222)      (862,583)      (109,264)      (108,209)
                             ---------      ---------      ---------      ---------      ---------      ---------
Change in net assets from
 Select Class capital
 transactions.............   $ (75,461)     $(842,582)     $  12,974      $(685,918)     $ (48,096)     $   2,366
                             =========      =========      =========      =========      =========      =========
ULTRA SHARES(A)
 Proceeds from shares
   issued.................   $   5,648      $  11,138             --(b)   $  11,833      $      --      $      --
                             ---------      ---------      ---------      ---------      ---------      ---------
Change in net assets from
 Ultra capital
 transactions.............   $   5,648      $  11,138      $      --(b)   $  11,833      $      --      $      --
                             =========      =========      =========      =========      =========      =========

                                   EQUITY INDEX
                                       FUND
                            ---------------------------
                             SIX MONTHS
                               ENDED        YEAR ENDED
                            DECEMBER 31,     JUNE 30,
                                2005           2005
                            ------------   ------------
                            (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares
   issued.................   $  55,652     $   158,344
 Shares issued in Fund
   reorganization (Note
   9).....................          --              --
 Dividends reinvested.....       3,120           7,843
 Cost of shares
   redeemed...............     (96,992)       (229,948)
                             ---------     -----------
Change in net assets from
 Class A capital
 transactions.............   $ (38,220)    $   (63,761)
                             =========     ===========
CLASS B SHARES:
 Proceeds from shares
   issued.................   $   3,928     $    12,851
 Shares issued in Fund
   reorganization (Note
   9).....................          --              --
 Dividends reinvested.....         869           2,806
 Cost of shares
   redeemed...............     (49,790)       (130,494)
                             ---------     -----------
Change in net assets from
 Class B capital
 transactions.............   $ (44,993)    $  (114,837)
                             =========     ===========
CLASS C SHARES:
 Proceeds from shares
   issued.................   $   3,386     $     9,612
 Shares issued in Fund
   reorganization (Note
   9).....................          --              --
 Dividends reinvested.....         301             805
 Cost of shares
   redeemed...............     (10,361)        (40,795)
                             ---------     -----------
Change in net assets from
 Class C capital
 transactions.............   $  (6,674)    $   (30,378)
                             =========     ===========
SELECT CLASS SHARES:
 Proceeds from shares
   issued.................   $ 140,281     $   522,437
 Shares issued in Fund
   reorganization (Note
   9).....................          --              --
 Dividends reinvested.....       2,938          12,832
 Cost of shares
   redeemed...............    (105,708)     (1,497,740)
                             ---------     -----------
Change in net assets from
 Select Class capital
 transactions.............   $  37,511     $  (962,471)
                             =========     ===========
ULTRA SHARES(A)
 Proceeds from shares
   issued.................   $      --     $        --
                             ---------     -----------
Change in net assets from
 Ultra capital
 transactions.............   $      --     $        --
                             =========     ===========

------------

(a) Commencement of offering of Ultra Shares on February 22, 2005.

(b) Amount is less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 122

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                         DIVERSIFIED MID CAP           DIVERSIFIED MID CAP              EQUITY INCOME
                                             GROWTH FUND                   VALUE FUND                       FUND
                                     ---------------------------   ---------------------------   ---------------------------
                                      SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                        ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                         2005           2005           2005           2005           2005           2005
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                     (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued............................       2,586          5,320          3,158          4,862          1,675          1,731
 Shares issued in Fund
 reorganization (Note 9)...........          --             --             --             --             --          1,196
 Reinvested........................       1,266             --          3,771            477          2,531            904
 Redeemed..........................      (3,406)       (12,058)        (2,392)        (6,156)        (1,214)        (1,601)
                                      ---------      ---------      ---------      ---------      ---------       --------
Change in Class A Shares...........         446         (6,738)         4,537           (817)         2,992          2,230
                                      =========      =========      =========      =========      =========       ========
CLASS B SHARES:
 Issued............................         186            544            239            729            410            290
 Shares issued in Fund
 reorganization (Note 9)...........          --             --             --             --             --            516
 Reinvested........................         737             --          1,058            129            994            601
 Redeemed..........................      (1,544)        (3,584)          (460)        (1,291)        (1,027)        (1,937)
                                      ---------      ---------      ---------      ---------      ---------       --------
Change in Class B Shares...........        (621)        (3,040)           837           (433)           377           (530)
                                      =========      =========      =========      =========      =========       ========

CLASS C SHARES:
 Issued............................         142            292          1,286            665             51             60
 Shares issued in Fund
 reorganization (Note 9)...........          --             --             --             --             --            210
 Reinvested........................         131             --            476             35            161             41
 Redeemed..........................        (244)        (1,457)          (957)          (463)           (59)          (102)
                                      ---------      ---------      ---------      ---------      ---------       --------
Change in Class C Shares...........          29         (1,165)           805            237            153            209
                                      =========      =========      =========      =========      =========       ========
SELECT CLASS SHARES:
 Issued............................       3,449          6,105         10,969          9,353          2,762          3,804
 Shares issued in Fund
 reorganization (Note 9)...........          --             --             --             --             --          2,289
 Reinvested........................         465             --          1,624            697          2,194          1,046
 Redeemed..........................      (6,870)       (42,536)       (10,332)       (48,620)        (7,051)        (6,818)
                                      ---------      ---------      ---------      ---------      ---------       --------
Change in Select Class Shares......      (2,956)       (36,431)         2,261        (38,570)        (2,095)           321
                                      =========      =========      =========      =========      =========       ========
ULTRA SHARES:(A)
 Issued............................         224            470             --(b)         655             --             --
                                      ---------      ---------      ---------      ---------      ---------       --------
Change in Ultra Shares.............         224            470             --(b)         655             --             --
                                      =========      =========      =========      =========      =========       ========

                                            EQUITY INDEX
                                                FUND
                                     ---------------------------
                                      SIX MONTHS
                                        ENDED        YEAR ENDED
                                     DECEMBER 31,     JUNE 30,
                                         2005           2005
                                     ------------   ------------
                                     (UNAUDITED)
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued............................       1,990          5,952
 Shares issued in Fund
 reorganization (Note 9)...........          --             --
 Reinvested........................         110            293
 Redeemed..........................      (3,469)        (8,700)
                                      ---------       --------
Change in Class A Shares...........      (1,369)        (2,455)
                                      =========       ========
CLASS B SHARES:
 Issued............................         141            486
 Shares issued in Fund
 reorganization (Note 9)...........          --             --
 Reinvested........................          31            104
 Redeemed..........................      (1,788)        (4,948)
                                      ---------       --------
Change in Class B Shares...........      (1,616)        (4,358)
                                      =========       ========
CLASS C SHARES:
 Issued............................         122            369
 Shares issued in Fund
 reorganization (Note 9)...........          --             --
 Reinvested........................          11             30
 Redeemed..........................        (373)        (1,558)
                                      ---------       --------
Change in Class C Shares...........        (240)        (1,159)
                                      =========       ========
SELECT CLASS SHARES:
 Issued............................       5,078         19,615
 Shares issued in Fund
 reorganization (Note 9)...........          --             --
 Reinvested........................         104            489
 Redeemed..........................      (3,771)       (55,337)
                                      ---------       --------
Change in Select Class Shares......       1,411        (35,233)
                                      =========       ========
ULTRA SHARES:(A)
 Issued............................          --             --
                                      ---------       --------
Change in Ultra Shares.............          --             --
                                      =========       ========

------------


(a) Commencement of offering of Ultra Shares on February 22, 2005.

(b) Amount is less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                          INTERNATIONAL EQUITY INDEX         INTREPID MID CAP                  LARGE CAP
                                                     FUND                         FUND(C)                     GROWTH FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                          PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                          DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                              2005           2005           2005           2005           2005           2005
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued............    $ 20,421      $  21,202      $  45,815      $  16,697      $  24,454      $  56,251
 Shares issued in Fund reorganization
 (Note 9)...............................          --             --             --             --             --         14,694
 Redemption fees........................           1             --(b)          --             --             --             --
 Dividends reinvested...................         911            597         35,803          6,372             --            441
 Cost of shares redeemed................      (8,981)       (16,696)       (25,571)       (46,116)       (47,196)       (99,857)
                                            --------      ---------      ---------      ---------      ---------      ---------
Change in net assets from Class A
 capital transactions...................    $ 12,352      $   5,103      $  56,047      $ (23,047)     $ (22,742)     $ (28,471)
                                            ========      =========      =========      =========      =========      =========
CLASS B SHARES:
 Proceeds from shares issued............    $  5,852      $   3,613      $   5,346      $   1,803      $   4,304      $  10,059
 Shares issued in Fund reorganization
 (Note 9)...............................          --             --             --             --             --          6,831
 Redemption fees........................          --(b)          --             --             --             --
 Dividends reinvested...................         194            110          4,583            873             --             61
 Cost of shares redeemed................      (2,121)        (3,975)        (2,467)        (7,427)       (39,865)       (98,039)
                                            --------      ---------      ---------      ---------      ---------      ---------
Change in net assets from Class B
 capital transactions...................    $  3,925      $    (252)     $   7,462      $  (4,751)     $ (35,561)     $ (81,088)
                                            ========      =========      =========      =========      =========      =========
CLASS C SHARES:
 Proceeds from shares issued............    $  1,480      $   2,141      $   6,684      $   1,977      $   1,326      $   1,801
 Shares issued in Fund reorganization
 (Note 9)...............................          --             --             --             --             --            755
 Redemption fees........................          --(b)           1             --             --             --             --
 Dividends reinvested...................          82             66          2,774            331             --             --
 Cost of shares redeemed................      (1,439)        (4,561)        (1,950)        (2,229)        (1,951)       (10,559)
                                            --------      ---------      ---------      ---------      ---------      ---------
Change in net assets from Class C
 capital transactions...................    $    123      $  (2,353)     $   7,508      $      79      $    (625)     $  (8,003)
                                            ========      =========      =========      =========      =========      =========
SELECT CLASS SHARES:
 Proceeds from shares issued............    $101,078      $ 245,374      $ 134,303      $  69,679      $  37,703      $ 197,216
 Shares issued in Fund reorganization
 (Note 9)...............................          --             --             --             --             --         25,562
 Redemption fees........................          14             10             --             --             --             --
 Dividends reinvested...................         143            209         57,064         10,309             --            196
 Cost of shares redeemed................     (95,859)      (265,715)      (107,614)      (395,632)      (279,919)      (743,770)
                                            --------      ---------      ---------      ---------      ---------      ---------
Change in net assets from Select Class
 capital transactions...................    $  5,376      $ (20,122)     $  83,753      $(315,644)     $(242,216)     $(520,796)
                                            ========      =========      =========      =========      =========      =========
ULTRA SHARES:(A)
 Proceeds from shares issued............    $     --      $      --      $  13,650      $  26,353             --(b)   $  21,954
 Cost of shares redeemed................          --             --         (6,331)          (552)            --             --
                                            --------      ---------      ---------      ---------      ---------      ---------
Change in net assets from Ultra capital
 transactions...........................    $     --      $      --      $   7,319      $  25,801      $      --(b)   $  21,954
                                            ========      =========      =========      =========      =========      =========

------------

(a) Commencement of offering of Ultra Shares on February 22, 2005.

(b) Amount is less than $1,000.

(c) Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 124

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                          INTERNATIONAL EQUITY INDEX           INTREPID MID                    LARGE CAP
                                                     FUND                       CAP FUND(C)                   GROWTH FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                            DECEMBER       JUNE 30,       DECEMBER       JUNE 30,       DECEMBER       JUNE 30,
                                            31, 2005         2005         31, 2005         2005         31, 2005         2005
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued.................................          929         1,121          2,162            871          1,547          3,842
 Shares issued in Fund reorganization
 (Note 9)...............................           --            --             --             --             --            988
 Reinvested.............................           40            30          2,172            335             --             28
 Redeemed...............................         (423)         (893)        (1,207)        (2,376)        (3,021)        (6,834)
                                          -----------      --------       --------       --------      ---------      ---------
Change in Class A Shares................          546           258          3,127         (1,170)        (1,474)        (1,976)
                                          ===========      ========       ========       ========      =========      =========
CLASS B SHARES:
 Issued.................................          279           200            271             99            292            744
 Shares issued in Fund reorganization
 (Note 9)...............................           --            --             --             --             --            499
 Reinvested.............................            9             6            298             48             --              4
 Redeemed...............................         (107)         (224)          (124)          (411)        (2,782)        (7,292)
                                          -----------      --------       --------       --------      ---------      ---------
Change in Class B Shares................          181           (18)           445           (264)        (2,490)        (6,045)
                                          ===========      ========       ========       ========      =========      =========
CLASS C SHARES:
 Issued.................................           70           116            346            107             91            145
 Shares issued in Fund reorganization
 (Note 9)...............................           --            --             --             --             --             46
 Reinvested.............................            4             3            180             18             --             --
 Redeemed...............................          (69)         (254)           (94)          (121)          (138)          (791)
                                          -----------      --------       --------       --------      ---------      ---------
Change in Class C Shares................            5          (135)           432              4            (47)          (600)
                                          ===========      ========       ========       ========      =========      =========
SELECT CLASS SHARES:
 Issued.................................        4,689        12,619          7,528          3,631          2,444         13,910
 Shares issued in Fund reorganization
 (Note 9)...............................           --            --             --             --             --          1,747
 Reinvested.............................            6            10          3,378            534             --             14
 Redeemed...............................       (4,509)      (13,497)        (5,001)       (20,890)       (18,443)       (50,951)
                                          -----------      --------       --------       --------      ---------      ---------
Change in Select Class Shares...........          186          (868)         5,905        (16,725)       (15,999)       (35,280)
                                          ===========      ========       ========       ========      =========      =========
ULTRA SHARES:(A)
 Issued.................................           --            --            730          1,327             --(b)       1,524
 Redeemed...............................           --            --           (299)           (27)            --             --
                                          -----------      --------       --------       --------      ---------      ---------
Change in Ultra Shares..................           --            --            431          1,300             --(b)       1,524
                                          ===========      ========       ========       ========      =========      =========

------------

(a) Commencement of offering of Ultra Shares on February 22, 2005.
(b) Amount is less than $1,000.
(c) Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                                   LARGE CAP                 MARKET EXPANSION              MULTI-CAP MARKET
                                                  VALUE FUND                    INDEX FUND                   NEUTRAL FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                          DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                              2005           2005           2005           2005           2005           2005
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued............   $   5,039      $  18,234      $  18,233       $ 31,171       $ 56,917       $133,528
 Dividends reinvested...................       1,504            811          5,014            866          4,054            680
 Cost of shares redeemed................     (20,732)       (30,219)       (13,772)       (15,835)       (46,438)       (55,761)
                                           ---------      ---------      ---------       --------       --------       --------
Change in net assets from Class A
 capital transactions...................   $ (14,189)     $ (11,174)     $   9,475       $ 16,202       $ 14,533       $ 78,447
                                           =========      =========      =========       ========       ========       ========
CLASS B SHARES:
 Proceeds from shares issued............   $     936      $   3,942      $   3,871       $  6,098       $  3,163       $  6,924
 Dividends reinvested...................         674            192          2,113            343            606            174
 Cost of shares redeemed................      (7,551)        (9,984)        (2,488)        (4,995)        (3,237)        (4,740)
                                           ---------      ---------      ---------       --------       --------       --------
Change in net assets from Class B
 capital transactions...................   $  (5,941)     $  (5,850)     $   3,496       $  1,446       $    532       $  2,358
                                           =========      =========      =========       ========       ========       ========
CLASS C SHARES:
 Proceeds from shares issued............   $     334      $   1,613      $   5,108       $  6,224       $ 41,580       $ 96,999
 Dividends reinvested...................         148             43          1,273            182          4,164          1,126
 Cost of shares redeemed................      (1,122)        (2,178)        (2,700)        (5,128)       (42,783)       (46,084)
                                           ---------      ---------      ---------       --------       --------       --------
Change in net assets from Class C
 capital transactions...................   $    (640)     $    (522)     $   3,681       $  1,278       $  2,961       $ 52,041
                                           =========      =========      =========       ========       ========       ========
SELECT CLASS SHARES:
 Proceeds from shares issued............   $  46,423      $ 110,233      $  57,086       $319,694       $239,069       $416,379
 Dividends reinvested...................      16,247          2,200         18,504          3,723         13,573          4,481
 Cost of shares redeemed................    (113,587)      (551,369)       (67,570)      (127,321)       (40,208)       (88,906)
                                           ---------      ---------      ---------       --------       --------       --------
Change in net assets from Select Class
 capital transactions...................   $ (50,917)     $(438,936)     $   8,020       $196,096       $212,434       $331,954
                                           =========      =========      =========       ========       ========       ========
ULTRA SHARES:(A)
 Proceeds from shares issued............   $      30      $  24,256      $      --       $     --       $     --       $     --
                                           ---------      ---------      ---------       --------       --------       --------
Change in net assets from Ultra capital
 transactions...........................   $      30      $  24,256      $      --       $     --       $     --       $     --
                                           =========      =========      =========       ========       ========       ========

------------

(a) Commencement of offering of Ultra Shares on February 22, 2005.
(b) Amount is less than $1,000.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 126

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                                   LARGE CAP                 MARKET EXPANSION              MULTI-CAP MARKET
                                                  VALUE FUND                    INDEX FUND                   NEUTRAL FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                          DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                              2005           2005           2005           2005           2005           2005
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued.................................        315           1,193         1,469           2,788         5,223         12,433
 Reinvested.............................         93              54           420              75           382             64
 Redeemed...............................     (1,289)         (2,000)       (1,115)         (1,420)       (4,276)        (5,218)
                                            -------        --------       -------        --------       -------        -------
Change in Class A Shares................       (881)           (753)          774           1,443         1,329          7,279
                                            =======        ========       =======        ========       =======        =======
CLASS B SHARES:
 Issued.................................         59             258           319             560           296            654
 Reinvested.............................         42              12           180              30            58             17
 Redeemed...............................       (473)           (668)         (203)           (452)         (302)          (448)
                                            -------        --------       -------        --------       -------        -------
Change in Class B Shares................       (372)           (398)          296             138            52            223
                                            =======        ========       =======        ========       =======        =======
CLASS C SHARES:
 Issued.................................         21             106           428             578         3,883          9,159
 Reinvested.............................          9               3           111              16           399            108
 Redeemed...............................        (70)           (145)         (225)           (498)       (4,001)        (4,353)
                                            -------        --------       -------        --------       -------        -------
Change in Class C Shares................        (40)            (36)          314              96           281          4,914
                                            =======        ========       =======        ========       =======        =======
SELECT CLASS SHARES:
 Issued.................................      2,910           7,363         4,679          30,516        21,864         38,835
 Reinvested.............................      1,011             149         1,547             325         1,267            423
 Redeemed...............................     (7,182)        (35,935)       (5,399)        (11,250)       (3,672)        (8,253)
                                            -------        --------       -------        --------       -------        -------
Change in Select Class Shares...........     (3,261)        (28,423)          827          19,591        19,459         31,005
                                            =======        ========       =======        ========       =======        =======
ULTRA SHARES:(A)
 Issued.................................          2           1,557            --              --            --             --
                                            -------        --------       -------        --------       -------        -------
Change in Ultra Shares..................          2           1,557            --              --            --             --
                                            =======        ========       =======        ========       =======        =======

------------

(a) Commencement of offering of Ultra Shares on February 22, 2005.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                               SMALL CAP GROWTH               SMALL CAP VALUE                 TECHNOLOGY
                                                     FUND                          FUND                          FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                          DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                              2005           2005           2005           2005           2005           2005
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
CAPITAL TRANSACTIONS:
CLASS A SHARES:
 Proceeds from shares issued............    $ 12,398      $  36,533       $ 27,487      $  42,445       $   949        $ 2,409
 Redemption fees........................          --             --             --             --             1             --
 Shares issued in Fund reorganization
 (Note 9)...............................          --          1,524             --             --            --             --
 Dividends reinvested...................      14,506            406         21,024         11,577            --             --
 Cost of shares redeemed................     (17,417)       (44,185)       (28,544)       (60,610)       (2,187)        (5,345)
                                            --------      ---------       --------      ---------       -------        -------
Change in net assets from Class A
 capital transactions...................    $  9,487      $  (5,722)      $ 19,967      $  (6,588)      $(1,237)       $(2,936)
                                            ========      =========       ========      =========       =======        =======
CLASS B SHARES:
 Proceeds from shares issued............    $  1,158      $   7,560       $  2,051      $   1,878       $   179        $   610
 Redemption fees........................          --             --             --             --             1             --
 Dividends reinvested...................       5,564            161          5,194          3,342            --             --
 Cost of shares redeemed................      (6,052)       (10,963)        (3,935)       (11,528)       (1,077)        (2,354)
                                            --------      ---------       --------      ---------       -------        -------
Change in net assets from Class B
 capital transactions...................    $    670      $  (3,242)      $  3,310      $  (6,308)      $  (897)       $(1,744)
                                            ========      =========       ========      =========       =======        =======
CLASS C SHARES:
 Proceeds from shares issued............    $  2,939      $   4,655       $  6,262      $   4,063       $    31        $    47
 Redemption fees........................          --             --             --             --            --(b)          --
 Dividends reinvested...................       1,737             36          4,650          2,653            --             --
 Cost of shares redeemed................      (1,516)        (3,943)        (5,884)       (15,689)         (109)          (402)
                                            --------      ---------       --------      ---------       -------        -------
Change in net assets from Class C
 capital transactions...................    $  3,160      $     748       $  5,028      $  (8,973)      $   (78)       $  (355)
                                            ========      =========       ========      =========       =======        =======
SELECT CLASS SHARES:
 Proceeds from shares issued............    $ 69,506      $  88,936       $ 85,087      $ 136,562       $    12        $   251
 Redemption fees........................          --             --             --             --            --(b)          --
 Shares issued in Fund reorganization
 (Note 9)...............................          --          7,138             --             --            --             --
 Dividends reinvested...................      11,237            669         24,919         15,176            --             --
 Cost of shares redeemed................     (94,983)      (318,605)       (99,463)      (372,956)         (229)        (3,568)
                                            --------      ---------       --------      ---------       -------        -------
Change in net assets from Select Class
 capital transactions...................    $(14,240)     $(221,862)      $ 10,543      $(221,218)      $  (217)       $(3,317)
                                            ========      =========       ========      =========       =======        =======
INSTITUTIONAL CLASS SHARES:(C)
 Proceeds from shares issued............    $  6,933      $  55,142       $     --      $      --       $    --        $    --
 Shares issued in Fund reorganization
 (Note 9)...............................          --          3,614             --             --            --             --

 Dividends reinvested...................       2,434             --             --             --            --             --
 Cost of shares redeemed................      (9,669)        (2,702)            --             --            --             --
                                            --------      ---------       --------      ---------       -------        -------
Change in net assets from Institutional
 Class capital transactions.............    $   (302)     $  56,054       $     --      $      --       $    --        $    --
                                            ========      =========       ========      =========       =======        =======
ULTRA SHARES:(A)
 Proceeds from shares issued............    $     --      $      --       $ 31,658      $  51,660       $    --        $    --
 Dividends reinvested...................          --             --          3,738             85            --             --
 Cost of shares redeemed................          --             --           (519)       (19,279)           --             --
                                            --------      ---------       --------      ---------       -------        -------
 Change in net assets from Ultra capital
 transactions...........................    $     --      $      --       $ 34,877      $  32,466       $    --        $    --
                                            ========      =========       ========      =========       =======        =======

------------

(a) Commencement of offering of Ultra Shares on February 22, 2005.
(b) Amount is less than $1,000.
(c) Commencement of offering of Institutional Class Shares on February 18, 2005.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 128

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNT IN THOUSANDS)

                                                   SMALL CAP                     SMALL CAP                    TECHNOLOGY
                                                  GROWTH FUND                   VALUE FUND                       FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                          DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,
                                              2005           2005           2005           2005           2005           2005
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
SHARE TRANSACTIONS:
CLASS A SHARES:
 Issued.................................         987          3,141          1,079          1,751           212            566
 Shares issued in Fund reorganization
 (Note 9)...............................          --            123             --             --            --             --
 Reinvested.............................       1,300             32            937            473            --             --
 Redeemed...............................      (1,423)        (3,680)        (1,125)        (2,493)         (481)        (1,266)
                                           ---------       --------      ---------       --------       -------        -------
Change in Class A Shares................         864           (384)           891           (269)         (269)          (700)
                                           =========       ========      =========       ========       =======        =======
CLASS B SHARES:
 Issued.................................         105            706             90             82            41            150
 Reinvested.............................         558             14            250            146            --             --
 Redeemed...............................        (546)          (998)          (166)          (510)         (246)          (573)
                                           ---------       --------      ---------       --------       -------        -------
Change in Class B Shares................         117           (278)           174           (282)         (205)          (423)
                                           =========       ========      =========       ========       =======        =======
CLASS C SHARES:
 Issued.................................         258            414            277            178             7             11
 Reinvested.............................         169              3            225            117            --             --
 Redeemed...............................        (128)          (354)          (250)          (692)          (24)           (99)
                                           ---------       --------      ---------       --------       -------        -------
Change in Class C Shares................         299             63            252           (397)          (17)           (88)
                                           =========       ========      =========       ========       =======        =======
SELECT CLASS SHARES:
 Issued.................................       5,853          7,477          3,519          5,518             2             60
 Shares issued in Fund reorganization
 (Note 9)...............................          --            567             --             --            --             --
 Reinvested.............................         984             52          1,081            606            --             --
 Redeemed...............................      (7,337)       (26,092)        (3,861)       (15,128)          (50)          (827)
                                           ---------       --------      ---------       --------       -------        -------
Change in Select Class Shares...........        (500)       (17,996)           739         (9,004)          (48)          (767)
                                           =========       ========      =========       ========       =======        =======
INSTITUTIONAL CLASS SHARES:(B)
 Issued.................................         597          4,341             --             --            --             --
 Shares issued in Fund reorganization
 (Note 9)...............................          --            288             --             --            --             --
 Reinvested.............................         213             --             --             --            --             --
 Redeemed...............................        (742)          (211)            --             --            --             --
                                           ---------       --------      ---------       --------       -------        -------
Change in Institutional Class Shares....          68          4,418             --             --            --             --
                                           =========       ========      =========       ========       =======        =======
ULTRA SHARES:(A)
 Issued.................................          --             --          1,260          2,069            --             --
 Reinvested.............................          --             --            162              3            --             --
 Redeemed...............................          --             --            (20)          (761)           --             --
                                           ---------       --------      ---------       --------       -------        -------
Change in Ultra Shares..................          --             --          1,402          1,311            --             --
                                           =========       ========      =========       ========       =======        =======

------------

(a) Commencement of offering of Ultra Shares on February 22, 2005.
(b) Commencement of offering for Institutional Class Shares on February 18,
    2005.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

                      (This page intentionally left blank)

 130

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          PER SHARE OPERATING PERFORMANCE:
                                          -----------------------------------------------------------------
                                                                     INVESTMENT OPERATIONS:
                                                      -----------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED                TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   REDEMPTION   INVESTMENT
                CLASS A                   OF PERIOD     (LOSS)     ON INVESTMENTS      FEES      OPERATIONS
                -------                   ---------   ----------   --------------   ----------   ----------
DIVERSIFIED MID CAP GROWTH FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................   $23.99       $(0.08)        $ 1.90         $  --        $ 1.82
 Year Ended June 30, 2005...............    21.84        (0.20)          2.35            --          2.15
 Year Ended June 30, 2004...............    18.15        (0.14)          3.83            --          3.69
 Year Ended June 30, 2003...............    18.24        (0.09)            --            --         (0.09)
 Year Ended June 30, 2002...............    21.64        (0.14)         (3.19)           --         (3.33)
 Year Ended June 30, 2001...............    29.23        (0.19)         (3.08)           --         (3.27)
DIVERSIFIED MID CAP VALUE FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    19.15         0.06           0.74            --          0.80
 Year Ended June 30, 2005...............    17.41         0.14           2.29            --          2.43
 Year Ended June 30, 2004...............    13.54         0.06           3.87            --          3.93
 Year Ended June 30, 2003...............    15.39         0.05          (1.14)           --         (1.09)
 Year Ended June 30, 2002...............    16.80         0.05          (0.05)           --            --
 Year Ended June 30, 2001...............    13.48         0.08           4.00            --          4.08
EQUITY INCOME FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    15.57         0.09           0.35            --          0.44
 Year Ended June 30, 2005...............    16.60         0.30           1.43            --          1.73
 Year Ended June 30, 2004...............    15.00         0.21           2.12            --          2.33
 Year Ended June 30, 2003...............    16.30         0.22          (0.82)           --         (0.60)
 Year Ended June 30, 2002...............    19.36         0.20          (2.00)           --         (1.80)
 Year Ended June 30, 2001...............    21.19         0.20           0.69            --          0.89
EQUITY INDEX FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    27.12         0.21           1.29            --          1.50
 Year Ended June 30, 2005...............    26.06         0.45           1.06            --          1.51
 Year Ended June 30, 2004...............    22.26         0.28           3.80            --          4.08
 Year Ended June 30, 2003...............    22.60         0.25          (0.34)           --         (0.09)
 Year Ended June 30, 2002...............    27.96         0.23          (5.37)           --         (5.14)
 Year Ended June 30, 2001...............    33.20         0.20          (5.25)           --         (5.05)
INTERNATIONAL EQUITY INDEX FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    19.57           --(a)        3.31            --(a)       3.31
 Year Ended June 30, 2005...............    17.46         0.29           2.12            --(a)       2.41
 Year Ended June 30, 2004...............    13.14         0.18           4.29            --          4.47
 Year Ended June 30, 2003...............    14.08         0.15          (1.07)         0.01         (0.91)
 Year Ended June 30, 2002...............    16.08         0.10          (2.00)           --         (1.90)
 Year Ended June 30, 2001...............    21.66         0.25          (5.65)           --         (5.40)
INTREPID MID CAP FUND (B)
 Six Months Ended December 31, 2005
   (Unaudited)..........................    20.61           --(a)        2.03            --          2.03
 Year Ended June 30, 2005...............    18.65        (0.04)          3.11            --          3.07
 Year Ended June 30, 2004...............    15.30        (0.03)          3.38            --          3.35
 Year Ended June 30, 2003...............    15.84         0.01          (0.54)           --         (0.53)
 Year Ended June 30, 2002...............    18.25        (0.02)         (1.51)           --         (1.53)
 Year Ended June 30, 2001...............    21.50        (0.01)          1.31            --          1.30
LARGE CAP GROWTH FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    14.96        (0.04)          1.26            --          1.22
 Year Ended June 30, 2005...............    14.82         0.01           0.16            --          0.17
 Year Ended June 30, 2004...............    12.93        (0.04)          1.93            --          1.89
 Year Ended June 30, 2003...............    12.62        (0.01)          0.32            --          0.31
 Year Ended June 30, 2002...............    17.57        (0.06)         (4.89)           --         (4.95)
 Year Ended June 30, 2001...............    27.42        (0.14)         (8.81)           --         (8.95)

                                            PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------
                                                      DISTRIBUTIONS
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL
                CLASS A                     INCOME      GAINS     DISTRIBUTIONS
                -------                   ----------   --------   -------------
DIVERSIFIED MID CAP GROWTH FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    $   --      $(2.01)      $(2.01)
 Year Ended June 30, 2005...............        --          --           --
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --       (0.07)       (0.07)
 Year Ended June 30, 2001...............        --       (4.32)       (4.32)
DIVERSIFIED MID CAP VALUE FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.03)      (4.71)       (4.74)
 Year Ended June 30, 2005...............     (0.14)      (0.55)       (0.69)
 Year Ended June 30, 2004...............     (0.06)         --        (0.06)
 Year Ended June 30, 2003...............     (0.05)      (0.71)       (0.76)
 Year Ended June 30, 2002...............     (0.05)      (1.36)       (1.41)
 Year Ended June 30, 2001...............     (0.08)      (0.68)       (0.76)
EQUITY INCOME FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.15)      (4.22)       (4.37)
 Year Ended June 30, 2005...............     (0.30)      (2.46)       (2.76)
 Year Ended June 30, 2004...............     (0.21)      (0.52)       (0.73)
 Year Ended June 30, 2003...............     (0.22)      (0.48)       (0.70)
 Year Ended June 30, 2002...............     (0.20)      (1.06)       (1.26)
 Year Ended June 30, 2001...............     (0.20)      (2.52)       (2.72)
EQUITY INDEX FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.22)         --        (0.22)
 Year Ended June 30, 2005...............     (0.45)         --        (0.45)
 Year Ended June 30, 2004...............     (0.28)         --        (0.28)
 Year Ended June 30, 2003...............     (0.25)         --        (0.25)
 Year Ended June 30, 2002...............     (0.22)         --        (0.22)
 Year Ended June 30, 2001...............     (0.19)         --        (0.19)
INTERNATIONAL EQUITY INDEX FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.35)         --        (0.35)
 Year Ended June 30, 2005...............     (0.30)         --        (0.30)
 Year Ended June 30, 2004...............     (0.15)         --        (0.15)
 Year Ended June 30, 2003...............     (0.03)         --        (0.03)
 Year Ended June 30, 2002...............     (0.10)         --        (0.10)
 Year Ended June 30, 2001...............     (0.13)      (0.05)       (0.18)
INTREPID MID CAP FUND (B)
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.02)      (6.25)       (6.27)
 Year Ended June 30, 2005...............     (0.02)      (1.09)       (1.11)
 Year Ended June 30, 2004...............        --(a)       --           --(a)
 Year Ended June 30, 2003...............     (0.01)         --        (0.01)
 Year Ended June 30, 2002...............        --       (0.88)       (0.88)
 Year Ended June 30, 2001...............        --(a)    (4.55)       (4.55)
LARGE CAP GROWTH FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................        --          --           --
 Year Ended June 30, 2005...............     (0.03)         --        (0.03)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 Year Ended June 30, 2001...............        --       (0.90)       (0.90)

------------

(a)  Amount is less than $0.01.

(b)  Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c) Annualized for periods less than one year.

(d) Not annualized for periods less than one year.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA:
                                                                       ----------

                                         NET ASSET                     NET ASSETS
                                          VALUE,      TOTAL RETURN       END OF
                                          END OF     (EXCLUDES SALES     PERIOD
                                          PERIOD      CHARGE)(D)(E)     (000'S)
                                         ---------   ---------------   ----------

DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $23.80            7.46%       $443,499
  Year Ended June 30, 2005..............   23.99            9.84         436,185
  Year Ended June 30, 2004..............   21.84           20.33         544,217
  Year Ended June 30, 2003..............   18.15           (0.49)        409,354
  Year Ended June 30, 2002..............   18.24          (15.41)        336,995
  Year Ended June 30, 2001..............   21.64          (13.77)        338,797

DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   15.21            3.94         258,831
  Year Ended June 30, 2005..............   19.15           14.17         238,939
  Year Ended June 30, 2004..............   17.41           29.06         231,511
  Year Ended June 30, 2003..............   13.54           (6.68)        175,561
  Year Ended June 30, 2002..............   15.39              --         178,569
  Year Ended June 30, 2001..............   16.80           31.30         124,248

EQUITY INCOME FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   11.64            2.54         123,265
  Year Ended June 30, 2005..............   15.57           11.18         118,328
  Year Ended June 30, 2004..............   16.60           15.93          89,123
  Year Ended June 30, 2003..............   15.00           (3.32)         86,098
  Year Ended June 30, 2002..............   16.30           (9.89)         95,276
  Year Ended June 30, 2001..............   19.36            4.02          94,379

EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   28.40            5.55         422,493
  Year Ended June 30, 2005..............   27.12            5.80         440,531
  Year Ended June 30, 2004..............   26.06           18.38         487,351
  Year Ended June 30, 2003..............   22.26           (0.28)        423,696
  Year Ended June 30, 2002..............   22.60          (18.46)        452,983
  Year Ended June 30, 2001..............   27.96          (15.25)        728,675

INTERNATIONAL EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   22.53           16.93          68,680
  Year Ended June 30, 2005..............   19.57           13.79          48,993
  Year Ended June 30, 2004..............   17.46           34.11          39,216
  Year Ended June 30, 2003..............   13.14           (6.47)         26,090
  Year Ended June 30, 2002..............   14.08          (11.79)         30,981
  Year Ended June 30, 2001..............   16.08          (25.05)         30,002

INTREPID MID CAP FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   16.37            9.68         143,349
  Year Ended June 30, 2005..............   20.61           16.95         115,995
  Year Ended June 30, 2004..............   18.65           21.90         126,772
  Year Ended June 30, 2003..............   15.30           (3.37)        115,500
  Year Ended June 30, 2002..............   15.84           (8.62)        149,373
  Year Ended June 30, 2001..............   18.25            5.91         177,665

LARGE CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   16.18            8.16         230,351
  Year Ended June 30, 2005..............   14.96            1.14         234,983
  Year Ended June 30, 2004..............   14.82           14.62         262,069
  Year Ended June 30, 2003..............   12.93            2.46         242,656
  Year Ended June 30, 2002..............   12.62          (28.17)        247,732
  Year Ended June 30, 2001..............   17.57          (33.72)        412,205

                                                              RATIOS/SUPPLEMENTAL DATA:
                                          ---------------------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS:(C)
                                          --------------------------------------------------
                                                          NET           EXPENSES WITHOUT          PORTFOLIO
                                            NET       INVESTMENT     WAIVERS, REIMBURSEMENTS       TURNOVER
                                          EXPENSES   INCOME (LOSS)    AND EARNINGS CREDITS         RATE(D)
                                          --------   -------------   -----------------------   ----------------
DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.24%        (0.70)%               1.43%                   55%
  Year Ended June 30, 2005..............    1.24         (0.76)                1.37                   119
  Year Ended June 30, 2004..............    1.22         (0.69)                1.33                    48
  Year Ended June 30, 2003..............    1.24         (0.65)                1.41                    71
  Year Ended June 30, 2002..............    1.24         (0.82)                1.42                    83
  Year Ended June 30, 2001..............    1.24         (0.85)                1.37                   127
DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.23          0.65                 1.34                    26
  Year Ended June 30, 2005..............    1.22          0.78                 1.33                    67
  Year Ended June 30, 2004..............    1.19          0.40                 1.31                    24
  Year Ended June 30, 2003..............    1.24          0.39                 1.35                    99
  Year Ended June 30, 2002..............    1.22          0.32                 1.33                   101
  Year Ended June 30, 2001..............    1.21          0.51                 1.32                   127
EQUITY INCOME FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.15          2.00                 1.16                    14
  Year Ended June 30, 2005..............    1.12          1.93                 1.25                    68
  Year Ended June 30, 2004..............    1.24          1.36                 1.36                    15
  Year Ended June 30, 2003..............    1.24          1.58                 1.37                    17
  Year Ended June 30, 2002..............    1.24          1.12                 1.36                    17
  Year Ended June 30, 2001..............    1.23          1.00                 1.35                    13
EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.45          1.47                 1.02                     3
  Year Ended June 30, 2005..............    0.52          1.61                 0.95                    11
  Year Ended June 30, 2004..............    0.60          1.11                 0.89                     5
  Year Ended June 30, 2003..............    0.60          1.21                 0.95                     7
  Year Ended June 30, 2002..............    0.60          0.85                 0.95                     7
  Year Ended June 30, 2001..............    0.60          0.64                 0.93                    10
INTERNATIONAL EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.07          0.37                 1.29                     4
  Year Ended June 30, 2005..............    1.07          1.75                 1.22                    14
  Year Ended June 30, 2004..............    1.05          1.28                 1.17                    13
  Year Ended June 30, 2003..............    1.09          1.26                 1.21                    12
  Year Ended June 30, 2002..............    1.12          0.54                 1.22                    14
  Year Ended June 30, 2001..............    1.08          0.80                 1.20                     7
INTREPID MID CAP FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.22          0.20                 1.32                    71
  Year Ended June 30, 2005..............    1.21          0.07                 1.32                   131
  Year Ended June 30, 2004..............    1.20         (0.15)                1.31                    73
  Year Ended June 30, 2003..............    1.22          0.03                 1.33                    49
  Year Ended June 30, 2002..............    1.22         (0.10)                1.34                    37
  Year Ended June 30, 2001..............    1.18         (0.06)                1.32                    59
LARGE CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    1.24         (0.38)                1.30                    27
  Year Ended June 30, 2005..............    1.24          0.12                 1.34                   112
  Year Ended June 30, 2004..............    1.24         (0.25)                1.36                    46
  Year Ended June 30, 2003..............    1.24         (0.13)                1.48                    60
  Year Ended June 30, 2002..............    1.22         (0.37)                1.42                    69
  Year Ended June 30, 2001..............    1.18         (0.63)                1.35                    73


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 132

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             PER SHARE OPERATING PERFORMANCE:
                                          ----------------------------------------------------------------------
                                                                        INVESTMENT OPERATIONS:
                                                      ----------------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED                     TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)     REDEMPTION      INVESTMENT
CLASS A                                   OF PERIOD     (LOSS)     ON INVESTMENTS        FEES         OPERATIONS
-------                                   ---------   ----------   --------------   ---------------   ----------
LARGE CAP VALUE FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    15.84         0.12           0.52              --             0.64
 Year Ended June 30, 2005...............    14.47         0.20           1.37              --             1.57
 Year Ended June 30, 2004...............    12.16         0.13           2.31              --             2.44
 Year Ended June 30, 2003...............    12.87         0.10          (0.71)             --            (0.61)
 Year Ended June 30, 2002...............    16.28         0.06          (3.25)             --            (3.19)
 Year Ended June 30, 2001...............    15.61         0.07           1.07              --             1.14
MARKET EXPANSION INDEX FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    12.05         0.04           0.78              --             0.82
 Year Ended June 30, 2005...............    10.72         0.05           1.51              --             1.56
 Year Ended June 30, 2004...............     8.32         0.03           2.39              --             2.42
 Year Ended June 30, 2003...............     8.58         0.02          (0.25)             --            (0.23)
 Year Ended June 30, 2002...............     8.81         0.01          (0.19)             --            (0.18)
 Year Ended June 30, 2001...............     9.06         0.03           0.71              --             0.74
MULTI-CAP MARKET NEUTRAL FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    10.93         0.11          (0.02)             --             0.09
 Year Ended June 30, 2005...............    10.61         0.04           0.40              --             0.44
 Year Ended June 30, 2004...............    10.05        (0.05)          0.64              --             0.59
 May 23, 2003 (a) to June 30, 2003......    10.00           --(b)        0.05              --             0.05
SMALL CAP GROWTH FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    12.54        (0.04)          1.12              --             1.08
 Year Ended June 30, 2005...............    11.73        (0.11)          0.98              --             0.87
 Year Ended June 30, 2004...............     8.76        (0.07)          3.04              --             2.97
 Year Ended June 30, 2003...............     9.14        (0.05)         (0.33)             --            (0.38)
 Year Ended June 30, 2002...............    10.39        (0.08)         (1.17)             --            (1.25)
 Year Ended June 30, 2001...............    12.91        (0.10)         (1.03)             --            (1.13)
SMALL CAP VALUE FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................    25.00         0.01           1.33              --             1.34
 Year Ended June 30, 2005...............    24.38         0.13           2.78              --             2.91
 Year Ended June 30, 2004...............    18.05         0.02           6.33              --             6.35
 Year Ended June 30, 2003...............    20.81         0.07          (1.78)             --            (1.71)
 Year Ended June 30, 2002...............    19.20         0.09           2.73              --             2.82
 Year Ended June 30, 2001...............    13.52         0.22           5.64              --             5.86
TECHNOLOGY FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     4.30        (0.03)          0.42              --(b)          0.39
 Year Ended June 30, 2005...............     4.44           --(b)       (0.14)             --(b)         (0.14)
 Year Ended June 30, 2004...............     3.72        (0.05)          0.77              --             0.72
 Year Ended June 30, 2003...............     3.56        (0.04)          0.20              --             0.16
 Year Ended June 30, 2002...............     5.89        (0.06)         (2.27)             --            (2.33)
 July 28, 2000 (a) to June 30, 2001.....   $10.00        (0.08)         (4.03)             --            (4.11)

                                            PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------
                                                     DISTRIBUTIONS:
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL
CLASS A                                     INCOME      GAINS     DISTRIBUTIONS
-------                                   ----------   --------   -------------
LARGE CAP VALUE FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.10)      (0.46)       (0.56)
 Year Ended June 30, 2005...............     (0.20)         --        (0.20)
 Year Ended June 30, 2004...............     (0.13)         --        (0.13)
 Year Ended June 30, 2003...............     (0.10)         --        (0.10)
 Year Ended June 30, 2002...............     (0.05)      (0.17)       (0.22)
 Year Ended June 30, 2001...............     (0.08)      (0.39)       (0.47)
MARKET EXPANSION INDEX FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.04)      (1.08)       (1.12)
 Year Ended June 30, 2005...............     (0.05)      (0.18)       (0.23)
 Year Ended June 30, 2004...............     (0.02)         --        (0.02)
 Year Ended June 30, 2003...............     (0.01)      (0.02)       (0.03)
 Year Ended June 30, 2002...............     (0.01)      (0.04)       (0.05)
 Year Ended June 30, 2001...............     (0.03)      (0.96)       (0.99)
MULTI-CAP MARKET NEUTRAL FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.17)      (0.32)       (0.49)
 Year Ended June 30, 2005...............        --       (0.12)       (0.12)
 Year Ended June 30, 2004...............        --       (0.03)       (0.03)
 May 23, 2003 (a) to June 30, 2003......        --          --           --
SMALL CAP GROWTH FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................        --       (2.58)       (2.58)
 Year Ended June 30, 2005...............        --       (0.06)       (0.06)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 Year Ended June 30, 2001...............        --       (1.39)       (1.39)
SMALL CAP VALUE FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................     (0.07)      (4.20)       (4.27)
 Year Ended June 30, 2005...............     (0.11)      (2.18)       (2.29)
 Year Ended June 30, 2004...............     (0.02)         --        (0.02)
 Year Ended June 30, 2003...............     (0.07)      (0.98)       (1.05)
 Year Ended June 30, 2002...............     (0.09)      (1.12)       (1.21)
 Year Ended June 30, 2001...............     (0.18)         --        (0.18)
TECHNOLOGY FUND
 Six Months Ended December 31, 2005
   (Unaudited)..........................        --          --           --
 Year Ended June 30, 2005...............        --          --           --
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 July 28, 2000 (a) to June 30, 2001.....        --          --           --

------------

(a) Commencement of offering of class of shares.

(b)  Amount less than $0.01.

(c) Annualized for periods less than one year.

(d) Not annualized for periods for less than one year.

(e) Includes dividend expenses for securities sold short. Dividend expense was 0.87%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, and 2003, respectively. The ratio of expense to Average Net Assets excluding dividend expense for securities sold short was 1.50%, 1.50%, 1.50% and 1.50% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004 and June 30, 2003,
    respectively. The ratio of expense to Average Net Assets Without Waivers excluding dividend expense for securities sold short was 1.92%, 1.86%, 1.85% and 2.07% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

 (f) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                         NET ASSET
                                          VALUE,      TOTAL RETURN
                                          END OF     (EXCLUDES SALES
                                          PERIOD      CHARGE)(D)(F)
                                         ---------   ---------------

LARGE CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $15.92           4.02%
  Year Ended June 30, 2005..............   15.84          10.87
  Year Ended June 30, 2004..............   14.47          20.14
  Year Ended June 30, 2003..............   12.16          (4.67)
  Year Ended June 30, 2002..............   12.87         (19.74)
  Year Ended June 30, 2001..............   16.28           7.30

MARKET EXPANSION INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   11.75           6.72
  Year Ended June 30, 2005..............   12.05          14.66
  Year Ended June 30, 2004..............   10.72          29.16
  Year Ended June 30, 2003..............    8.32          (2.58)
  Year Ended June 30, 2002..............    8.58          (2.11)
  Year Ended June 30, 2001..............    8.81           8.59

MARKET NEUTRAL FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   10.53           0.83
  Year Ended June 30, 2005..............   10.93           4.23
  Year Ended June 30, 2004..............   10.61           5.83
  May 23, 2003 (c) to June 30, 2003.....   10.05           0.50

SMALL CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   11.04           8.42
  Year Ended June 30, 2005..............   12.54           7.40
  Year Ended June 30, 2004..............   11.73          33.90
  Year Ended June 30, 2003..............    8.76          (4.16)
  Year Ended June 30, 2002..............    9.14         (12.03)
  Year Ended June 30, 2001..............   10.39          (9.21)

SMALL CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   22.07           5.10
  Year Ended June 30, 2005..............   25.00          12.20
  Year Ended June 30, 2004..............   24.38          35.21
  Year Ended June 30, 2003..............   18.05          (7.72)
  Year Ended June 30, 2002..............   20.81          15.50
  Year Ended June 30, 2001..............   19.20          43.55

TECHNOLOGY FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    4.69           9.07
  Year Ended June 30, 2005..............    4.30          (3.15)
  Year Ended June 30, 2004..............    4.44          19.35
  Year Ended June 30, 2003..............    3.72           4.49
  Year Ended June 30, 2002..............    3.56         (39.56)
  July 28, 2001 (c) to June 30, 2001....    5.89          41.10

                                                                  RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS:(C)
                                                       ------------------------------------------
                                          NET ASSETS                 NET            EXPENSES
                                            END OF                INVESTMENT    WITHOUT WAIVERS,       PORTFOLIO
                                            PERIOD       NET        INCOME     REIMBURSEMENTS AND       TURNOVER
                                           (000'S)     EXPENSES     (LOSS)      EARNINGS CREDITS        RATE(D)
                                          ----------   --------   ----------   ------------------   ----------------
LARGE CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   $44,759       1.07%       1.23%            1.07%                 30%
  Year Ended June 30, 2005..............    58,488       1.08        1.29             1.21                 112
  Year Ended June 30, 2004..............    64,318       1.18        1.01             1.29                  32
  Year Ended June 30, 2003..............    37,205       1.22        0.87             1.33                  85
  Year Ended June 30, 2002..............    39,546       1.23        0.43             1.34                 126
  Year Ended June 30, 2001..............    77,476       1.21        0.44             1.31                 128
MARKET EXPANSION INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    68,758       0.61        0.69             0.96                  28
  Year Ended June 30, 2005..............    61,153       0.75        0.53             0.94                  64
  Year Ended June 30, 2004..............    38,952       0.77        0.35             1.03                  52
  Year Ended June 30, 2003..............    16,565       0.82        0.35             1.19                  54
  Year Ended June 30, 2002..............    11,047       0.82        0.18             1.23                  74
  Year Ended June 30, 2001..............     3,808       0.82        0.34             1.20                  37
MARKET NEUTRAL FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   204,482       2.37(e)     2.15             2.79(e)               57
  Year Ended June 30, 2005..............   197,816       2.39(e)     0.58             2.75(e)              198
  Year Ended June 30, 2004..............   114,731       2.38(e)    (0.88)            2.73(e)              257
  May 23, 2003 (c) to June 30, 2003.....    25,478       2.48(e)    (0.42)            3.05(e)               --
SMALL CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    81,962       1.25       (0.90)            1.39                  49
  Year Ended June 30, 2005..............    82,281       1.24       (0.78)            1.36                 129
  Year Ended June 30, 2004..............    81,501       1.24       (0.72)            1.34                  62
  Year Ended June 30, 2003..............    57,896       1.28       (0.70)            1.39                  95
  Year Ended June 30, 2002..............    52,918       1.30       (0.90)            1.41                 119
  Year Ended June 30, 2001..............    56,221       1.29       (0.83)            1.40                 158
SMALL CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   151,445       1.25        0.58             1.36                  23
  Year Ended June 30, 2005..............   149,283       1.25        0.53             1.37                  57
  Year Ended June 30, 2004..............   152,126       1.23        0.10             1.35                  41
  Year Ended June 30, 2003..............    93,133       1.25        0.46             1.37                  46
  Year Ended June 30, 2002..............    96,595       1.23        0.48             1.35                  40
  Year Ended June 30, 2001..............    40,634       1.21        1.07             1.33                  75
TECHNOLOGY FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    16,374       1.55       (1.17)            2.79                  58
  Year Ended June 30, 2005..............    16,187       1.55        0.11             2.49                  59
  Year Ended June 30, 2004..............    19,801       1.55       (1.14)            2.38                  17
  Year Ended June 30, 2003..............    17,844       1.55       (1.16)            2.61                  29
  Year Ended June 30, 2002..............    18,643       1.55       (1.28)            2.55                  34
  July 28, 2001 (c) to June 30, 2001....    33,349       1.53        1.21             2.28                  77


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 134

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          PER SHARE OPERATING PERFORMANCE:
                                          -----------------------------------------------------------------
                                                                     INVESTMENT OPERATIONS:
                                                      -----------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED                TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   REDEMPTION   INVESTMENT
CLASS B                                   OF PERIOD     (LOSS)     ON INVESTMENTS      FEES      OPERATIONS
-------                                   ---------   ----------   --------------   ----------   ----------
DIVERSIFIED MID CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $21.21       $(0.26)        $ 1.80         $  --        $ 1.54
 Year Ended June 30, 2005...............    19.44        (0.67)          2.44            --          1.77
 Year Ended June 30, 2004...............    16.29        (0.28)          3.43            --          3.15
 Year Ended June 30, 2003...............    16.48        (0.22)          0.03            --         (0.19)
 Year Ended June 30, 2002...............    19.71        (0.29)         (2.87)           --         (3.16)
 Year Ended June 30, 2001...............    27.17        (0.25)         (2.89)           --         (3.14)

DIVERSIFIED MID CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    18.54         0.06           0.67            --          0.73
 Year Ended June 30, 2005...............    16.92        (0.01)          2.24            --          2.23
 Year Ended June 30, 2004...............    13.21        (0.06)          3.77            --          3.71
 Year Ended June 30, 2003...............    15.09        (0.05)         (1.12)           --         (1.17)
 Year Ended June 30, 2002...............    16.57        (0.06)         (0.06)           --         (0.12)
 Year Ended June 30, 2001...............    13.34        (0.01)          3.92            --          3.91

EQUITY INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    15.52         0.11           0.30            --          0.41
 Year Ended June 30, 2005...............    16.57         0.17           1.44            --          1.61
 Year Ended June 30, 2004...............    14.98         0.10           2.12            --          2.22
 Year Ended June 30, 2003...............    16.28         0.12          (0.82)           --         (0.70)
 Year Ended June 30, 2002...............    19.37         0.06          (2.00)           --         (1.94)
 Year Ended June 30, 2001...............    21.23         0.05           0.69            --          0.74

EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    27.01         0.06           1.32            --          1.38
 Year Ended June 30, 2005...............    25.95         0.17           1.13            --          1.30
 Year Ended June 30, 2004...............    22.17         0.09           3.78            --          3.87
 Year Ended June 30, 2003...............    22.50         0.10          (0.34)           --         (0.24)
 Year Ended June 30, 2002...............    27.83         0.02          (5.33)           --         (5.31)
 Year Ended June 30, 2001...............    33.09        (0.04)         (5.22)           --         (5.26)

INTERNATIONAL EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    18.42        (0.06)          3.10            --(a)       3.04
 Year Ended June 30, 2005...............    16.47         0.16           1.97            --          2.13
 Year Ended June 30, 2004...............    12.42         0.07           4.04            --          4.11
 Year Ended June 30, 2003...............    13.37         0.05          (1.01)         0.01         (0.95)
 Year Ended June 30, 2002...............    15.32        (0.02)         (1.88)           --         (1.90)
 Year Ended June 30, 2001...............    20.63        (0.06)         (5.20)           --         (5.26)

INTREPID MID CAP FUND (B)
 Six Months Ended December 31, 2005
 (Unaudited)............................    19.68         0.18           1.69            --          1.87
 Year Ended June 30, 2005...............    17.95        (0.37)          3.19            --          2.82
 Year Ended June 30, 2004...............    14.84        (0.16)          3.27            --          3.11
 Year Ended June 30, 2003...............    15.48        (0.09)         (0.55)           --         (0.64)
 Year Ended June 30, 2002...............    17.98        (0.11)         (1.51)           --         (1.62)
 Year Ended June 30, 2001...............    32.40        (0.30)          2.21            --          1.91

LARGE CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    13.75        (0.40)          1.48            --          1.08
 Year Ended June 30, 2005...............    13.69        (0.55)          0.61            --          0.06
 Year Ended June 30, 2004...............    12.04        (0.15)          1.80            --          1.65
 Year Ended June 30, 2003...............    11.83        (0.10)          0.31            --          0.21
 Year Ended June 30, 2002...............    16.60        (0.18)         (4.59)           --         (4.77)
 Year Ended June 30, 2001...............    26.14        (0.29)         (8.35)           --         (8.64)

                                            PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------
                                                     DISTRIBUTIONS:
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL
CLASS B                                     INCOME      GAINS     DISTRIBUTIONS
-------                                   ----------   --------   -------------
DIVERSIFIED MID CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    $   --     $ (2.01)      $ (2.01)
 Year Ended June 30, 2005...............        --          --            --
 Year Ended June 30, 2004...............        --          --            --
 Year Ended June 30, 2003...............        --          --            --
 Year Ended June 30, 2002...............        --       (0.07)        (0.07)
 Year Ended June 30, 2001...............        --       (4.32)        (4.32)
DIVERSIFIED MID CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --       (4.71)        (4.71)
 Year Ended June 30, 2005...............     (0.06)      (0.55)        (0.61)
 Year Ended June 30, 2004...............        --          --            --
 Year Ended June 30, 2003...............        --       (0.71)        (0.71)
 Year Ended June 30, 2002...............        --       (1.36)        (1.36)
 Year Ended June 30, 2001...............        --       (0.68)        (0.68)
EQUITY INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.12)      (4.22)        (4.34)
 Year Ended June 30, 2005...............     (0.20)      (2.46)        (2.66)
 Year Ended June 30, 2004...............     (0.11)      (0.52)        (0.63)
 Year Ended June 30, 2003...............     (0.12)      (0.48)        (0.60)
 Year Ended June 30, 2002...............     (0.09)      (1.06)        (1.15)
 Year Ended June 30, 2001...............     (0.08)      (2.52)        (2.60)
EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.11)         --         (0.11)
 Year Ended June 30, 2005...............     (0.24)         --         (0.24)
 Year Ended June 30, 2004...............     (0.09)         --         (0.09)
 Year Ended June 30, 2003...............     (0.09)         --         (0.09)
 Year Ended June 30, 2002...............     (0.02)         --         (0.02)
 Year Ended June 30, 2001...............        --          --            --
INTERNATIONAL EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.25)         --         (0.25)
 Year Ended June 30, 2005...............     (0.18)         --         (0.18)
 Year Ended June 30, 2004...............     (0.06)         --         (0.06)
 Year Ended June 30, 2003...............        --          --            --
 Year Ended June 30, 2002...............     (0.05)         --         (0.05)
 Year Ended June 30, 2001...............        --       (0.05)        (0.05)
INTREPID MID CAP FUND (B)
 Six Months Ended December 31, 2005
 (Unaudited)............................        --       (6.25)        (6.25)
 Year Ended June 30, 2005...............        --       (1.09)        (1.09)
 Year Ended June 30, 2004...............        --          --            --
 Year Ended June 30, 2003...............        --          --            --
 Year Ended June 30, 2002...............        --       (0.88)        (0.88)
 Year Ended June 30, 2001...............        --      (16.33)       (16.33)
LARGE CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --          --            --
 Year Ended June 30, 2005...............        --(a)       --            --(a)
 Year Ended June 30, 2004...............        --          --            --
 Year Ended June 30, 2003...............        --          --            --
 Year Ended June 30, 2002...............        --          --            --
 Year Ended June 30, 2001...............        --       (0.90)        (0.90)

------------

(a)  Amount less than $0.01.

(b)  Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c) Annualized for periods less than one year.

(d) Not annualized for periods less than one year.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                                        RATIOS/SUPPLEMENTAL DATA:
                                                                       -----------------------------------------------------------
                                                                                    RATIOS TO AVERAGE NET ASSETS:(C)
                                                                       -----------------------------------------------------------
                                                                                                                 EXPENSES WITHOUT
                                         NET ASSET                     NET ASSETS                                    WAIVERS,
                                          VALUE,      TOTAL RETURN       END OF                     NET           REIMBURSEMENTS
                                          END OF     (EXCLUDES SALES     PERIOD       NET        INVESTMENT        AND EARNINGS
                                          PERIOD      CHARGE)(D)(E)     (000'S)     EXPENSES   INCOME (LOSS)         CREDITS
                                         ---------   ---------------   ----------   --------   --------------   ------------------

DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $20.74           7.12%        $178,735      1.89%        (1.35)%             1.93%
  Year Ended June 30, 2005..............   21.21           9.10          195,917      1.96         (1.48)              1.98
  Year Ended June 30, 2004..............   19.44          19.34          238,738      1.97         (1.44)              1.98
  Year Ended June 30, 2003..............   16.29          (1.15)         226,174      1.99         (1.40)              2.06
  Year Ended June 30, 2002..............   16.48         (16.06)         268,231      1.99         (1.57)              2.07
  Year Ended June 30, 2001..............   19.71         (14.42)         333,269      1.99         (1.60)              2.02

DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   14.56           3.68           66,006      1.84          0.03               1.85
  Year Ended June 30, 2005..............   18.54          13.40           68,550      1.90         (0.03)              1.93
  Year Ended June 30, 2004..............   16.92          28.08           69,874      1.94         (0.35)              1.96
  Year Ended June 30, 2003..............   13.21          (7.45)          57,501      1.99         (0.36)              2.00
  Year Ended June 30, 2002..............   15.09          (0.77)          73,191      1.97         (0.43)              1.98
  Year Ended June 30, 2001..............   16.57          30.26           56,715      1.96         (0.24)              1.97

EQUITY INCOME FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   11.59           2.30           46,742      1.65          1.46               1.66
  Year Ended June 30, 2005..............   15.52          10.40           56,778      1.79          1.23               1.87
  Year Ended June 30, 2004..............   16.57          15.09           69,716      1.99          0.62               2.01
  Year Ended June 30, 2003..............   14.98          (4.05)          79,963      1.99          0.84               2.02
  Year Ended June 30, 2002..............   16.28         (10.57)         105,010      1.99          0.38               2.01
  Year Ended June 30, 2001..............   19.37           3.27          126,701      1.98          0.25               2.00

EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   28.28           5.13          212,089      1.20          0.72               1.52
  Year Ended June 30, 2005..............   27.01           5.02          246,159      1.27          0.87               1.55
  Year Ended June 30, 2004..............   25.95          17.47          349,686      1.35          0.37               1.55
  Year Ended June 30, 2003..............   22.17          (1.02)         342,599      1.35          0.46               1.60
  Year Ended June 30, 2002..............   22.50         (19.07)         415,408      1.35          0.10               1.60
  Year Ended June 30, 2001..............   27.83         (15.90)         556,225      1.35         (0.11)              1.58

INTERNATIONAL EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   21.21          16.49           18,163      1.79         (0.35)              1.79
  Year Ended June 30, 2005..............   18.42          12.88           12,436      1.81          0.96               1.81
  Year Ended June 30, 2004..............   16.47          33.11           11,414      1.80          0.45               1.82
  Year Ended June 30, 2003..............   12.42          (7.11)           9,035      1.84          0.47               1.86
  Year Ended June 30, 2002..............   13.37         (12.39)          12,006      1.87         (0.23)              1.87
  Year Ended June 30, 2001..............   15.32         (25.54)          15,934      1.83          0.10               1.85

DIVERSIFIED MID CAP FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   15.30           9.30           17,563      1.83         (0.39)              1.83
  Year Ended June 30, 2005..............   19.68          16.20           13,827      1.90        (0.63)               1.92
  Year Ended June 30, 2004..............   17.95          20.96           17,363      1.95         (0.89)              1.96
  Year Ended June 30, 2003..............   14.84          (4.13)          15,185      1.96         (0.71)              1.98
  Year Ended June 30, 2002..............   15.48          (9.28)          14,727      1.97         (0.84)              1.99
  Year Ended June 30, 2001..............   17.98           5.05           12,149      1.93         (0.81)              1.96

LARGE CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   14.83           7.85          199,016      1.78         (0.93)              1.80
  Year Ended June 30, 2005..............   13.75           0.46          218,707      1.91         (0.54)              1.95
  Year Ended June 30, 2004..............   13.69          13.70          300,533      1.99         (1.00)              2.01
  Year Ended June 30, 2003..............   12.04           1.78          324,321      1.99         (0.88)              2.13
  Year Ended June 30, 2002..............   11.83         (28.73)         386,175      1.97         (1.13)              2.07
  Year Ended June 30, 2001..............   16.60         (34.20)         619,423      1.93         (1.38)              2.00

                                          RATIOS/SUPPLEMENTAL DATA:
                                          ----------------

                                             PORTFOLIO
                                              TURNOVER
                                              RATE(D)
                                          ----------------
DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................         55%
  Year Ended June 30, 2005..............        119
  Year Ended June 30, 2004..............         48
  Year Ended June 30, 2003..............         71
  Year Ended June 30, 2002..............         83
  Year Ended June 30, 2001..............        127
DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................         26
  Year Ended June 30, 2005..............         67
  Year Ended June 30, 2004..............         24
  Year Ended June 30, 2003..............         99
  Year Ended June 30, 2002..............        101
  Year Ended June 30, 2001..............        127
EQUITY INCOME FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................         14
  Year Ended June 30, 2005..............         68
  Year Ended June 30, 2004..............         15
  Year Ended June 30, 2003..............         17
  Year Ended June 30, 2002..............         17
  Year Ended June 30, 2001..............         13
EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................          3
  Year Ended June 30, 2005..............         11
  Year Ended June 30, 2004..............          5
  Year Ended June 30, 2003..............          7
  Year Ended June 30, 2002..............          7
  Year Ended June 30, 2001..............         10
INTERNATIONAL EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................          4
  Year Ended June 30, 2005..............         14
  Year Ended June 30, 2004..............         13
  Year Ended June 30, 2003..............         12
  Year Ended June 30, 2002..............         14
  Year Ended June 30, 2001..............          7
DIVERSIFIED MID CAP FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................         71
  Year Ended June 30, 2005..............        131
  Year Ended June 30, 2004..............         73
  Year Ended June 30, 2003..............         49
  Year Ended June 30, 2002..............         37
  Year Ended June 30, 2001..............         59
LARGE CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................         27
  Year Ended June 30, 2005..............        112
  Year Ended June 30, 2004..............         46
  Year Ended June 30, 2003..............         60
  Year Ended June 30, 2002..............         69
  Year Ended June 30, 2001..............         73


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 136

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          PER SHARE OPERATING PERFORMANCE:
                                          -----------------------------------------------------------------
                                                                     INVESTMENT OPERATIONS:
                                                      -----------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED                TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   REDEMPTION   INVESTMENT
CLASS B                                   OF PERIOD     (LOSS)     ON INVESTMENTS      FEES      OPERATIONS
-------                                   ---------   ----------   --------------   ----------   ----------
LARGE CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $15.72        (0.01)         0.61             --         0.60
 Year Ended June 30, 2005...............    14.37         0.05          1.42             --         1.47
 Year Ended June 30, 2004...............    12.08         0.03          2.29             --         2.32
 Year Ended June 30, 2003...............    12.78         0.01         (0.70)            --        (0.69)
 Year Ended June 30, 2002...............    16.22        (0.05)        (3.22)            --        (3.27)
 Year Ended June 30, 2001...............    15.61        (0.04)         1.04             --         1.00

MARKET EXPANSION INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.89         0.01          0.76             --         0.77
 Year Ended June 30, 2005...............    10.61        (0.02)         1.48             --         1.46
 Year Ended June 30, 2004...............     8.27        (0.03)         2.37             --         2.34
 Year Ended June 30, 2003...............     8.58        (0.03)        (0.26)            --        (0.29)
 Year Ended June 30, 2002...............     8.86        (0.03)        (0.21)            --        (0.24)
 Year Ended June 30, 2001...............     9.15        (0.02)         0.69             --         0.67

MULTI-CAP MARKET NEUTRAL FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.76         0.08         (0.03)            --         0.05
 Year Ended June 30, 2005...............    10.53        (0.02)         0.37             --         0.35
 Year Ended June 30, 2004...............    10.04        (0.12)         0.64             --         0.52
 May 23, 2003 (a) to June 30, 2003......    10.00        (0.01)         0.05             --         0.04

SMALL CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.50        (0.05)         1.00             --         0.95
 Year Ended June 30, 2005...............    10.84        (0.23)         0.95             --         0.72
 Year Ended June 30, 2004...............     8.15        (0.15)         2.84             --         2.69
 Year Ended June 30, 2003...............     8.57        (0.11)        (0.31)            --        (0.42)
 Year Ended June 30, 2002...............     9.82        (0.14)        (1.11)            --        (1.25)
 Year Ended June 30, 2001...............    12.36        (0.15)        (1.00)            --        (1.15)

SMALL CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    23.49           --(b)       1.18             --         1.18
 Year Ended June 30, 2005...............    23.11        (0.09)         2.68             --         2.59
 Year Ended June 30, 2004...............    17.22        (0.13)         6.02             --         5.89
 Year Ended June 30, 2003...............    19.97        (0.04)        (1.72)            --        (1.76)
 Year Ended June 30, 2002...............    18.52        (0.03)         2.61             --         2.58
 Year Ended June 30, 2001...............    13.07         0.26          5.27             --         5.53

TECHNOLOGY FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     4.15        (0.06)         0.41             --(b)      0.35
 Year Ended June 30, 2005...............     4.31        (0.04)        (0.12)            --        (0.16)
 Year Ended June 30, 2004...............     3.64        (0.08)         0.75             --         0.67
 Year Ended June 30, 2003...............     3.51        (0.06)         0.19             --         0.13
 Year Ended June 30, 2002...............     5.85        (0.09)        (2.25)            --        (2.34)
 July 28, 2000 (a) to June 30, 2001.....    10.00        (0.09)        (4.06)            --        (4.15)

                                            PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------
                                                     DISTRIBUTIONS:
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL
CLASS B                                     INCOME      GAINS     DISTRIBUTIONS
-------                                   ----------   --------   -------------
LARGE CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.06)      (0.46)       (0.52)
 Year Ended June 30, 2005...............     (0.12)         --        (0.12)
 Year Ended June 30, 2004...............     (0.03)         --        (0.03)
 Year Ended June 30, 2003...............     (0.01)         --        (0.01)
 Year Ended June 30, 2002...............        --       (0.17)       (0.17)
 Year Ended June 30, 2001...............        --       (0.39)       (0.39)
MARKET EXPANSION INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --(b)    (1.08)       (1.08)
 Year Ended June 30, 2005...............        --(b)    (0.18)       (0.18)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --       (0.02)       (0.02)
 Year Ended June 30, 2002...............        --       (0.04)       (0.04)
 Year Ended June 30, 2001...............        --       (0.96)       (0.96)
MULTI-CAP MARKET NEUTRAL FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.09)      (0.32)       (0.41)
 Year Ended June 30, 2005...............        --       (0.12)       (0.12)
 Year Ended June 30, 2004...............        --       (0.03)       (0.03)
 May 23, 2003 (a) to June 30, 2003......        --          --           --
SMALL CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --       (2.58)       (2.58)
 Year Ended June 30, 2005...............        --       (0.06)       (0.06)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 Year Ended June 30, 2001...............        --       (1.39)       (1.39)
SMALL CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.01)      (4.20)       (4.21)
 Year Ended June 30, 2005...............     (0.03)      (2.18)       (2.21)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............     (0.01)      (0.98)       (0.99)
 Year Ended June 30, 2002...............     (0.01)      (1.12)       (1.13)
 Year Ended June 30, 2001...............     (0.08)         --        (0.08)
TECHNOLOGY FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --          --           --
 Year Ended June 30, 2005...............        --          --           --
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 July 28, 2000 (a) to June 30, 2001.....        --          --           --

------------

(a) Commencement of offering of class of shares.

(b) Amount less than $0.01.

(c) Annualized for periods less than one year.

(d) Not annualized for periods less than one year.

(e) Includes dividend expenses for securities sold short. Dividend expense was 0.87%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, and 2003, respectively. The ratio of expense to Average Net Assets excluding dividend expense for securities sold short was 2.25%, 2.28%, 2.25% and 2.25% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004 and June 30, 2003,
    respectively. The ratio of expense to Average Net Assets Without Waivers excluding dividend expense for securities sold short was 2.42%, 2.47%, 2.55% and 2.70% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

 (f) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                         NET ASSET
                                          VALUE,       TOTAL RETURN
                                          END OF      (EXCLUDES SALES
                                          PERIOD       CHARGE)(D)(F)
                                         ---------   -----------------

LARGE CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................  $15.80            3.77%
  Year Ended June 30, 2005..............   15.72           10.22
  Year Ended June 30, 2004..............   14.37           19.24
  Year Ended June 30, 2003..............   12.08           (5.36)
  Year Ended June 30, 2002..............   12.78          (20.32)
  Year Ended June 30, 2001..............   16.22            6.42

MARKET EXPANSION INDEX FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   11.58            6.38
  Year Ended June 30, 2005..............   11.89           13.84
  Year Ended June 30, 2004..............   10.61           28.30
  Year Ended June 30, 2003..............    8.27           (3.36)
  Year Ended June 30, 2002..............    8.58           (2.75)
  Year Ended June 30, 2001..............    8.86            7.68

MARKET NEUTRAL FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   10.40            0.47
  Year Ended June 30, 2005..............   10.76            3.40
  Year Ended June 30, 2004..............   10.53            5.14
  May 23, 2003 (c) to June 30, 2003.....   10.04            0.40

SMALL CAP GROWTH FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    9.87            8.04
  Year Ended June 30, 2005..............   11.50            6.62
  Year Ended June 30, 2004..............   10.84           33.01
  Year Ended June 30, 2003..............    8.15           (4.90)
  Year Ended June 30, 2002..............    8.57          (12.73)
  Year Ended June 30, 2001..............    9.82           (9.84)

SMALL CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   20.46            4.78
  Year Ended June 30, 2005..............   23.49           11.42
  Year Ended June 30, 2004..............   23.11           34.20
  Year Ended June 30, 2003..............   17.22           (8.39)
  Year Ended June 30, 2002..............   19.97           14.65
  Year Ended June 30, 2001..............   18.52           42.42

TECHNOLOGY FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    4.50            8.43
  Year Ended June 30, 2005..............    4.15           (3.71)
  Year Ended June 30, 2004..............    4.31           18.41
  Year Ended June 30, 2003..............    3.64            3.70
  Year Ended June 30, 2002..............    3.51          (40.00)
  July 28, 2001 (c) to
   June 30, 2001........................    5.85          (41.50)

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                          --------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS:(C)
                                                       ------------------------------------------------
                                          NET ASSETS                                 EXPENSES WITHOUT
                                            END OF                     NET               WAIVERS,            PORTFOLIO
                                            PERIOD       NET        INVESTMENT      REIMBURSEMENTS AND        TURNOVER
                                           (000'S)     EXPENSES   INCOME (LOSS)      EARNINGS CREDITS         RATE(D)
                                          ----------   --------   --------------   --------------------   ----------------
LARGE CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   $17,540       1.57%         0.73%               1.57%                 30%
  Year Ended June 30, 2005..............    23,304       1.74          0.61                1.81                 112
  Year Ended June 30, 2004..............    27,036       1.93          0.25                1.94                  32
  Year Ended June 30, 2003..............    19,315       1.97          0.14                1.98                  85
  Year Ended June 30, 2002..............    23,015       1.98         (0.33)               1.99                 126
  Year Ended June 30, 2001..............    31,222       1.96         (0.31)               1.96                 128
MARKET EXPANSION INDEX FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    29,544       1.35         (0.04)               1.46                  28
  Year Ended June 30, 2005..............    26,820       1.44         (0.17)               1.54                  64
  Year Ended June 30, 2004..............    22,459       1.52         (0.41)               1.68                  52
  Year Ended June 30, 2003..............    13,116       1.57         (0.40)               1.82                  54
  Year Ended June 30, 2002..............    10,368       1.57         (0.56)               1.89                  74
  Year Ended June 30, 2001..............     4,888       1.57         (0.41)               1.85                  37
MARKET NEUTRAL FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    31,717       3.12(e)       1.39                3.29(e)               57
  Year Ended June 30, 2005..............    32,280       3.17(e)      (0.28)               3.36(e)              198
  Year Ended June 30, 2004..............    29,222       3.13(e)      (1.65)               3.43(e)              257
  May 23, 2003 (c) to June 30, 2003.....    12,389       3.23(e)      (1.15)               3.68(e)               --
SMALL CAP GROWTH FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    25,986       1.85         (1.50)               1.89                  49
  Year Ended June 30, 2005..............    28,918       1.94         (1.48)               1.96                 129
  Year Ended June 30, 2004..............    30,280       1.99         (1.47)               1.99                  62
  Year Ended June 30, 2003..............    23,044       2.03         (1.45)               2.04                  95
  Year Ended June 30, 2002..............    23,792       2.05         (1.65)               2.06                 119
  Year Ended June 30, 2001..............    25,625       2.04         (1.59)               2.05                 158
SMALL CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    33,728       1.85         (0.03)               1.86                  23
  Year Ended June 30, 2005..............    34,648       1.94         (0.17)               1.96                  57
  Year Ended June 30, 2004..............    40,608       1.98         (0.65)               2.00                  41
  Year Ended June 30, 2003..............    27,754       2.00         (0.29)               2.02                  46
  Year Ended June 30, 2002..............    30,017       1.98         (0.27)               2.00                  40
  Year Ended June 30, 2001..............    10,303       1.96         (0.29)               1.98                  75
TECHNOLOGY FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................     7,215       2.30         (1.91)               3.29                  58
  Year Ended June 30, 2005..............     7,498       2.30         (0.62)               3.08                  59
  Year Ended June 30, 2004..............     9,621       2.30         (1.90)               3.02                  17
  Year Ended June 30, 2003..............     7,353       2.30         (1.91)               3.23                  29
  Year Ended June 30, 2002..............     6,686       2.30         (2.03)               3.18                  34
  July 28, 2001 (c) to
   June 30, 2001........................     9,310       2.28         (1.96)               3.04                  77


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 138

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          PER SHARE OPERATING PERFORMANCE:
                                          -----------------------------------------------------------------
                                                                     INVESTMENT OPERATIONS:
                                                      -----------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED                TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   REDEMPTION   INVESTMENT
CLASS C                                   OF PERIOD     (LOSS)     ON INVESTMENTS      FEES      OPERATIONS
-------                                   ---------   ----------   --------------   ----------   ----------
DIVERSIFIED MID CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $22.98        (0.14)          1.81            --          1.67
 Year Ended June 30, 2005...............    21.07        (0.77)          2.68            --          1.91
 Year Ended June 30, 2004...............    17.65        (0.31)          3.73            --          3.42
 Year Ended June 30, 2003...............    17.86        (0.22)          0.01            --         (0.21)
 Year Ended June 30, 2002...............    21.36        (0.29)         (3.14)           --         (3.43)
 Year Ended June 30, 2001...............    29.09        (0.34)         (3.07)           --         (3.41)

DIVERSIFIED MID CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    18.54         0.06           0.67            --          0.73
 Year Ended June 30, 2005...............    16.92         0.04           2.20            --          2.24
 Year Ended June 30, 2004...............    13.21        (0.06)          3.77            --          3.71
 Year Ended June 30, 2003...............    15.09        (0.03)         (1.14)           --         (1.17)
 Year Ended June 30, 2002...............    16.57        (0.03)         (0.09)           --         (0.12)
 Year Ended June 30, 2001...............    13.35         0.02           3.90            --          3.92

EQUITY INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    15.52        (0.11)          0.51            --          0.40
 Year Ended June 30, 2005...............    16.57         0.22           1.39            --          1.61
 Year Ended June 30, 2004...............    14.98         0.09           2.13            --          2.22
 Year Ended June 30, 2003...............    16.28         0.11          (0.81)           --         (0.70)
 Year Ended June 30, 2002...............    19.36         0.07          (2.00)           --         (1.93)
 Year Ended June 30, 2001...............    21.26         0.04           0.66            --          0.70

EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    27.04         0.10           1.29            --          1.39
 Year Ended June 30, 2005...............    25.99         0.21           1.08            --          1.29
 Year Ended June 30, 2004...............    22.19         0.09           3.80            --          3.89
 Year Ended June 30, 2003...............    22.53         0.09          (0.34)           --         (0.25)
 Year Ended June 30, 2002...............    27.87         0.03          (5.34)           --         (5.31)
 Year Ended June 30, 2001...............    33.14        (0.02)         (5.25)           --         (5.27)

INTERNATIONAL EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    19.12        (0.03)          3.18            --(a)       3.15
 Year Ended June 30, 2005...............    17.05         0.19           2.02            --(a)       2.21
 Year Ended June 30, 2004...............    12.87         0.07           4.18            --          4.25
 Year Ended June 30, 2003...............    13.85         0.06          (1.05)         0.01         (0.98)
 Year Ended June 30, 2002...............    15.87        (0.01)         (1.96)           --         (1.97)
 Year Ended June 30, 2001...............    21.39         0.03          (5.47)           --         (5.44)

INTREPID MID CAP FUND (B)
 Six Months Ended December 31, 2005
 (Unaudited)............................    19.68         0.15           1.73            --          1.88
 Year Ended June 30, 2005...............    17.95        (0.10)          2.92            --          2.82
 Year Ended June 30, 2004...............    14.85        (0.16)          3.26            --          3.10
 Year Ended June 30, 2003...............    15.49        (0.07)         (0.57)           --         (0.64)
 Year Ended June 30, 2002...............    17.99        (0.09)         (1.53)           --         (1.62)
 Year Ended June 30, 2001...............    32.36        (0.05)          2.01            --          1.96

LARGE CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    13.63        (0.14)          1.22            --          1.08
 Year Ended June 30, 2005...............    13.57        (0.60)          0.66            --          0.06
 Year Ended June 30, 2004...............    11.93        (0.14)          1.78            --          1.64
 Year Ended June 30, 2003...............    11.73        (0.09)          0.29            --          0.20
 Year Ended June 30, 2002...............    16.45        (0.17)         (4.55)           --         (4.72)
 Year Ended June 30, 2001...............    25.91        (0.30)         (8.26)           --         (8.56)

                                            PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------
                                                     DISTRIBUTIONS:
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL
CLASS C                                     INCOME      GAINS     DISTRIBUTIONS
-------                                   ----------   --------   -------------
DIVERSIFIED MID CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --       (2.01)        (2.01)
 Year Ended June 30, 2005...............        --          --            --
 Year Ended June 30, 2004...............        --          --            --
 Year Ended June 30, 2003...............        --          --            --
 Year Ended June 30, 2002...............        --       (0.07)        (0.07)
 Year Ended June 30, 2001...............        --       (4.32)        (4.32)
DIVERSIFIED MID CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --       (4.71)        (4.71)
 Year Ended June 30, 2005...............     (0.07)      (0.55)        (0.62)
 Year Ended June 30, 2004...............        --          --            --
 Year Ended June 30, 2003...............        --       (0.71)        (0.71)
 Year Ended June 30, 2002...............        --       (1.36)        (1.36)
 Year Ended June 30, 2001...............     (0.02)      (0.68)        (0.70)
EQUITY INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.12)      (4.22)        (4.34)
 Year Ended June 30, 2005...............     (0.20)      (2.46)        (2.66)
 Year Ended June 30, 2004...............     (0.11)      (0.52)        (0.63)
 Year Ended June 30, 2003...............     (0.12)      (0.48)        (0.60)
 Year Ended June 30, 2002...............     (0.09)      (1.06)        (1.15)
 Year Ended June 30, 2001...............     (0.08)      (2.52)        (2.60)
EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.12)         --         (0.12)
 Year Ended June 30, 2005...............     (0.24)         --         (0.24)
 Year Ended June 30, 2004...............     (0.09)         --         (0.09)
 Year Ended June 30, 2003...............     (0.09)         --         (0.09)
 Year Ended June 30, 2002...............     (0.03)         --         (0.03)
 Year Ended June 30, 2001...............        --          --            --
INTERNATIONAL EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.20)         --         (0.20)
 Year Ended June 30, 2005...............     (0.14)         --         (0.14)
 Year Ended June 30, 2004...............     (0.07)         --         (0.07)
 Year Ended June 30, 2003...............        --          --            --
 Year Ended June 30, 2002...............     (0.05)         --         (0.05)
 Year Ended June 30, 2001...............     (0.03)      (0.05)        (0.08)
INTREPID MID CAP FUND (B)
 Six Months Ended December 31, 2005
 (Unaudited)............................        --       (6.25)        (6.25)
 Year Ended June 30, 2005...............        --       (1.09)        (1.09)
 Year Ended June 30, 2004...............        --          --            --
 Year Ended June 30, 2003...............        --          --            --
 Year Ended June 30, 2002...............        --       (0.88)        (0.88)
 Year Ended June 30, 2001...............        --      (16.33)       (16.33)
LARGE CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --          --            --
 Year Ended June 30, 2005...............        --(a)       --            --(a)
 Year Ended June 30, 2004...............        --          --            --
 Year Ended June 30, 2003...............        --          --            --
 Year Ended June 30, 2002...............        --          --            --
 Year Ended June 30, 2001...............        --       (0.90)        (0.90)

------------

(a) Amount less than $0.01.

(b) Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c) Annualized for periods less than one year.

(d)  Not annualized for periods less than one year.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                                                     ----------

                                         NET ASSET   TOTAL RETURN    NET ASSETS
                                          VALUE,       (EXCLUDES       END OF
                                          END OF         SALES         PERIOD
                                          PERIOD     CHARGE)(D)(E)    (000'S)
                                         ---------   -------------   ----------

DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................  $22.64          7.13%       $ 46,585
  Year Ended June 30, 2005..............   22.98          9.06          46,607
  Year Ended June 30, 2004..............   21.07         19.38          67,274
  Year Ended June 30, 2003..............   17.65         (1.18)         58,321
  Year Ended June 30, 2002..............   17.86        (16.08)         56,790
  Year Ended June 30, 2001..............   21.36        (14.39)         65,123

DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   14.56          3.68          35,098
  Year Ended June 30, 2005..............   18.54         13.43          29,777
  Year Ended June 30, 2004..............   16.92         28.08          23,155
  Year Ended June 30, 2003..............   13.21         (7.38)         17,722
  Year Ended June 30, 2002..............   15.09         (0.77)         12,349
  Year Ended June 30, 2001..............   16.57         30.32           2,807

EQUITY INCOME FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   11.58          2.23           7,395
  Year Ended June 30, 2005..............   15.52         10.40           7,532
  Year Ended June 30, 2004..............   16.57         15.12           4,244
  Year Ended June 30, 2003..............   14.98         (4.02)          2,639
  Year Ended June 30, 2002..............   16.28        (10.52)          1,645
  Year Ended June 30, 2001..............   19.36          3.07           1,160

EQUITY INDEX FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   28.31          5.14          91,677
  Year Ended June 30, 2005..............   27.04          5.02          94,025
  Year Ended June 30, 2004..............   25.99         17.51         120,502
  Year Ended June 30, 2003..............   22.19         (1.05)        105,797
  Year Ended June 30, 2002..............   22.53        (19.06)        112,262
  Year Ended June 30, 2001..............   27.87        (15.90)        130,295

INTERNATIONAL EQUITY INDEX FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   22.07         16.45          10,634
  Year Ended June 30, 2005..............   19.12         12.97           9,127
  Year Ended June 30, 2004..............   17.05         33.02          10,419
  Year Ended June 30, 2003..............   12.87         (7.08)          7,306
  Year Ended June 30, 2002..............   13.85        (12.43)          8,502
  Year Ended June 30, 2001..............   15.87        (25.50)          9,908

INTREPID MID CAP FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   15.31          9.35          12,695
  Year Ended June 30, 2005..............   19.68         16.20           7,817
  Year Ended June 30, 2004..............   17.95         20.88           7,055
  Year Ended June 30, 2003..............   14.85         (4.13)          5,882
  Year Ended June 30, 2002..............   15.49         (9.27)          3,239
  Year Ended June 30, 2001..............   17.99          5.24           1,809

LARGE CAP GROWTH FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   14.71          7.92          12,465
  Year Ended June 30, 2005..............   13.63          0.45          12,179
  Year Ended June 30, 2004..............   13.57         13.75          20,271
  Year Ended June 30, 2003..............   11.93          1.71          20,715
  Year Ended June 30, 2002..............   11.73        (28.69)         22,237
  Year Ended June 30, 2001..............   16.45        (34.19)         35,685

                                                              RATIOS/SUPPLEMENTAL DATA:
                                          ----------------------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS:(C)
                                          ---------------------------------------------------
                                                                             EXPENSES
                                                          NET            WITHOUT WAIVERS,          PORTFOLIO
                                            NET       INVESTMENT          REIMBURSEMENTS            TURNOVER
                                          EXPENSES   INCOME (LOSS)     AND EARNINGS CREDITS         RATE(D)
                                          --------   -------------   ------------------------   ----------------
DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    1.89%        (1.35)%               1.93%                   55%
  Year Ended June 30, 2005..............    1.96         (1.48)                1.98                   119
  Year Ended June 30, 2004..............    1.97         (1.44)                1.98                    48
  Year Ended June 30, 2003..............    1.99         (1.40)                2.06                    71
  Year Ended June 30, 2002..............    1.99         (1.57)                2.07                    83
  Year Ended June 30, 2001..............    1.99         (1.60)                2.02                   127
DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    1.84          0.06                 1.85                    26
  Year Ended June 30, 2005..............    1.90          0.11                 1.93                    67
  Year Ended June 30, 2004..............    1.94         (0.35)                1.96                    24
  Year Ended June 30, 2003..............    1.99         (0.35)                2.00                    99
  Year Ended June 30, 2002..............    1.97         (0.43)                1.98                   101
  Year Ended June 30, 2001..............    1.96         (0.33)                1.97                   127
EQUITY INCOME FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    1.65          1.49                 1.66                    14
  Year Ended June 30, 2005..............    1.74          1.33                 1.80                    68
  Year Ended June 30, 2004..............    1.99          0.59                 2.01                    15
  Year Ended June 30, 2003..............    1.99          0.82                 2.02                    17
  Year Ended June 30, 2002..............    1.99          0.34                 2.01                    17
  Year Ended June 30, 2001..............    1.98          0.25                 2.00                    13
EQUITY INDEX FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    1.20          0.73                 1.52                     3
  Year Ended June 30, 2005..............    1.27          0.86                 1.55                    11
  Year Ended June 30, 2004..............    1.35          0.36                 1.54                     5
  Year Ended June 30, 2003..............    1.35          0.46                 1.60                     7
  Year Ended June 30, 2002..............    1.35          0.10                 1.60                     7
  Year Ended June 30, 2001..............    1.35         (0.11)                1.58                    10
INTERNATIONAL EQUITY INDEX FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    1.79         (0.34)                1.79                     4
  Year Ended June 30, 2005..............    1.81          0.88                 1.81                    14
  Year Ended June 30, 2004..............    1.80          0.48                 1.82                    13
  Year Ended June 30, 2003..............    1.84          0.52                 1.86                    12
  Year Ended June 30, 2002..............    1.87         (0.21)                1.87                    14
  Year Ended June 30, 2001..............    1.83          0.21                 1.85                     7
INTREPID MID CAP FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    1.82         (0.36)                1.83                    71
  Year Ended June 30, 2005..............    1.89         (0.60)                1.92                   131
  Year Ended June 30, 2004..............    1.94         (0.89)                1.96                    73
  Year Ended June 30, 2003..............    1.96         (0.71)                1.98                    49
  Year Ended June 30, 2002..............    1.97         (0.84)                1.99                    37
  Year Ended June 30, 2001..............    1.97         (0.77)                1.98                    59
LARGE CAP GROWTH FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    1.78         (0.92)                1.80                    27
  Year Ended June 30, 2005..............    1.92         (0.55)                1.95                   112
  Year Ended June 30, 2004..............    1.99         (1.00)                2.01                    46
  Year Ended June 30, 2003..............    1.99         (0.87)                2.13                    60
  Year Ended June 30, 2002..............    1.97         (1.13)                2.07                    69
  Year Ended June 30, 2001..............    1.93         (1.38)                2.00                    73


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 140

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          PER SHARE OPERATING PERFORMANCE:
                                          -----------------------------------------------------------------
                                                                     INVESTMENT OPERATIONS:
                                                      -----------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED                TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   REDEMPTION   INVESTMENT
CLASS C                                   OF PERIOD     (LOSS)     ON INVESTMENTS      FEES      OPERATIONS
-------                                   ---------   ----------   --------------   ----------   ----------
LARGE CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $15.69         0.05           0.53           --           0.58
 Year Ended June 30, 2005...............    14.35         0.09           1.37           --           1.46
 Year Ended June 30, 2004...............    12.06         0.03           2.29           --           2.32
 Year Ended June 30, 2003...............    12.76         0.02          (0.70)          --          (0.68)
 Year Ended June 30, 2002...............    16.20        (0.04)         (3.23)          --          (3.27)
 Year Ended June 30, 2001...............    15.58        (0.03)          1.04           --           1.01

MARKET EXPANSION INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.60         0.01           0.74           --           0.75
 Year Ended June 30, 2005...............    10.36        (0.02)          1.44           --           1.42
 Year Ended June 30, 2004...............     8.08        (0.04)          2.32           --           2.28
 Year Ended June 30, 2003...............     8.39        (0.03)         (0.26)          --          (0.29)
 Year Ended June 30, 2002...............     8.66        (0.02)         (0.21)          --          (0.23)
 Year Ended June 30, 2001...............     8.96        (0.01)          0.67           --           0.66

MULTI-CAP MARKET NEUTRAL FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.77         0.08          (0.04)          --           0.04
 Year Ended June 30, 2005...............    10.53        (0.01)          0.37           --           0.36
 Year Ended June 30, 2004...............    10.04        (0.10)          0.62           --           0.52
 May 23, 2003 (a) to June 30, 2003......    10.00        (0.01)          0.05           --           0.04

SMALL CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.77        (0.03)          1.00           --           0.97
 Year Ended June 30, 2005...............    11.09        (0.15)          0.89           --           0.74
 Year Ended June 30, 2004...............     8.34        (0.14)          2.89           --           2.75
 Year Ended June 30, 2003...............     8.76        (0.07)         (0.35)          --          (0.42)
 Year Ended June 30, 2002...............    10.04        (0.10)         (1.18)          --          (1.28)
 Year Ended June 30, 2001...............    12.62        (0.10)         (1.09)          --          (1.19)

SMALL CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    23.39         0.04           1.14           --           1.18
 Year Ended June 30, 2005...............    23.02        (0.08)          2.66           --           2.58
 Year Ended June 30, 2004...............    17.15        (0.13)          6.00           --           5.87
 Year Ended June 30, 2003...............    19.91        (0.04)         (1.73)          --          (1.77)
 Year Ended June 30, 2002...............    18.48        (0.01)          2.58           --           2.57
 Year Ended June 30, 2001...............    13.05         0.06           5.48           --           5.54

TECHNOLOGY FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     4.15        (0.06)          0.42           --(b)        0.36
 Year Ended June 30, 2005...............     4.32        (0.06)         (0.11)          --          (0.17)
 Year Ended June 30, 2004...............     3.64        (0.09)          0.77           --           0.68
 Year Ended June 30, 2003...............     3.52        (0.06)          0.18           --           0.12
 Year Ended June 30, 2002...............     5.86        (0.10)         (2.24)          --          (2.34)
 July 28, 2000 (a) to June 30, 2001.....    10.00        (0.09)         (4.05)          --          (4.14)

                                            PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------
                                                     DISTRIBUTIONS:
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL
CLASS C                                     INCOME      GAINS     DISTRIBUTIONS
-------                                   ----------   --------   -------------
LARGE CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.06)      (0.46)       (0.52)
 Year Ended June 30, 2005...............     (0.12)         --        (0.12)
 Year Ended June 30, 2004...............     (0.03)         --        (0.03)
 Year Ended June 30, 2003...............     (0.02)         --        (0.02)
 Year Ended June 30, 2002...............        --       (0.17)       (0.17)
 Year Ended June 30, 2001...............        --       (0.39)       (0.39)
MARKET EXPANSION INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --(b)    (1.08)       (1.08)
 Year Ended June 30, 2005...............        --(b)    (0.18)       (0.18)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --       (0.02)       (0.02)
 Year Ended June 30, 2002...............        --       (0.04)       (0.04)
 Year Ended June 30, 2001...............        --       (0.96)       (0.96)
MULTI-CAP MARKET NEUTRAL FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.09)      (0.32)       (0.41)
 Year Ended June 30, 2005...............        --       (0.12)       (0.12)
 Year Ended June 30, 2004...............        --       (0.03)       (0.03)
 May 23, 2003 (a) to June 30, 2003......        --          --           --
SMALL CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --       (2.58)       (2.58)
 Year Ended June 30, 2005...............        --       (0.06)       (0.06)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 Year Ended June 30, 2001...............        --       (1.39)       (1.39)
SMALL CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.01)      (4.20)       (4.21)
 Year Ended June 30, 2005...............     (0.03)      (2.18)       (2.21)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............     (0.01)      (0.98)       (0.99)
 Year Ended June 30, 2002...............     (0.02)      (1.12)       (1.14)
 Year Ended June 30, 2001...............     (0.11)         --        (0.11)
TECHNOLOGY FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --          --           --
 Year Ended June 30, 2005...............        --          --           --
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 July 28, 2000 (a) to June 30, 2001.....        --          --           --

------------

(a) Commencement of offering of class of shares.

(b) Amount less than $0.01.

(c) Annualized for periods less than one year.

(d) Not annualized for periods less than one year.

(e) Includes dividend expenses for securities sold short. Dividend expense was 0.87%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, and 2003, respectively. The ratio of expense to Average Net Assets excluding dividend expense for securities should short was 2.25%, 2.26%, 2.25% and 2.25% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004 and June 30, 2003,
    respectively. The ratio of Expenses to Average Net Assets Without Waivers excluding dividend expense for securities sold short was 2.42%, 2.46%, 2.52% and 2.70% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

 (f) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                                        RATIOS/SUPPLEMENTAL DATA:
                                                                       ------------------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS:(C)
                                                                                    -----------------------------------------------
                                         NET ASSET                     NET ASSETS                                    EXPENSES
                                          VALUE,      TOTAL RETURN       END OF                     NET          WITHOUT WAIVERS,
                                          END OF     (EXCLUDES SALES     PERIOD       NET       INVESTMENT        REIMBURSEMENTS
                                          PERIOD      CHARGE)(D)(F)     (000'S)     EXPENSES   INCOME (LOSS)   AND EARNINGS CREDITS
                                         ---------   ---------------   ----------   --------   -------------   --------------------

LARGE CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................  $15.75           3.68 %       $  5,072      1.57%         0.73 %             1.57%
  Year Ended June 30, 2005..............   15.69          10.10            5,678      1.73          0.62               1.80
  Year Ended June 30, 2004..............   14.35          19.27            5,716      1.93          0.25               1.94
  Year Ended June 30, 2003..............   12.06          (5.33)           4,306      1.97          0.13               1.98
  Year Ended June 30, 2002..............   12.76         (20.35)           3,643      1.98         (0.33)              1.99
  Year Ended June 30, 2001..............   16.20           6.50            3,767      1.96         (0.31)              1.96

MARKET EXPANSION INDEX FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   11.27           6.37           22,772      1.35         (0.04)              1.46
  Year Ended June 30, 2005..............   11.60          13.80           19,793      1.44         (0.19)              1.54
  Year Ended June 30, 2004..............   10.36          28.22           16,679      1.53         (0.41)              1.68
  Year Ended June 30, 2003..............    8.08          (3.44)          10,698      1.57         (0.40)              1.82
  Year Ended June 30, 2002..............    8.39          (2.69)           6,431      1.56         (0.56)              1.86
  Year Ended June 30, 2001..............    8.66           7.78            1,046      1.57         (0.42)              1.85

MARKET NEUTRAL FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   10.40           0.39          237,858      3.12(e)       1.39               3.29(e)
  Year Ended June 30, 2005..............   10.77           3.50          243,243      3.15(e)      (0.24)              3.35(e)
  Year Ended June 30, 2004..............   10.53           5.14          186,136      3.13(e)      (1.64)              3.40(e)
  May 23, 2003 (c) to June 30, 2003.....   10.04           0.40           54,094      3.23(e)      (1.16)              3.68(e)

SMALL CAP GROWTH FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   10.16           8.02           14,086      1.85         (1.50)              1.89
  Year Ended June 30, 2005..............   11.77           6.65           12,794      1.93         (1.47)              1.95
  Year Ended June 30, 2004..............   11.09          32.97           11,362      1.99         (1.47)              1.99
  Year Ended June 30, 2003..............    8.34          (4.79)           6,166      2.03         (1.43)              2.04
  Year Ended June 30, 2002..............    8.76         (12.75)           2,819      2.05         (1.65)              2.06
  Year Ended June 30, 2001..............   10.04          (9.96)           1,496      2.04         (1.59)              2.05

SMALL CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................   20.36           4.79           43,853      1.85         (0.03)              1.86
  Year Ended June 30, 2005..............   23.39          11.42           44,479      1.92         (0.17)              1.95
  Year Ended June 30, 2004..............   23.02          34.23           52,934      1.98         (0.65)              2.00
  Year Ended June 30, 2003..............   17.15          (8.47)          30,383      2.00         (0.29)              2.02
  Year Ended June 30, 2002..............   19.91          14.68           35,923      1.98         (0.34)              2.00
  Year Ended June 30, 2001..............   18.48          42.55            1,531      1.98          0.22               1.98

TECHNOLOGY FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................    4.51           8.67              771      2.30         (1.92)              3.29
  Year Ended June 30, 2005..............    4.15          (3.71)             782      2.30         (0.63)              3.07
  Year Ended June 30, 2004..............    4.32          18.41            1,192      2.30         (1.90)              3.02
  Year Ended June 30, 2003..............    3.64           3.41              917      2.30         (1.91)              3.23
  Year Ended June 30, 2002..............    3.52         (39.93)             739      2.30         (2.03)              3.20
  July 28, 2001 (c) to June 30, 2001....    5.86         (41.40)           1,140      2.28         (1.96)              3.03

                                          RATIOS/SUPPLEMENTAL DATA:
                                          -----------------

                                              PORTFOLIO
                                          TURNOVER RATE(D)
                                          -----------------
LARGE CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................          30%
  Year Ended June 30, 2005..............         112
  Year Ended June 30, 2004..............          32
  Year Ended June 30, 2003..............          85
  Year Ended June 30, 2002..............         126
  Year Ended June 30, 2001..............         128
MARKET EXPANSION INDEX FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................          28
  Year Ended June 30, 2005..............          64
  Year Ended June 30, 2004..............          52
  Year Ended June 30, 2003..............          54
  Year Ended June 30, 2002..............          74
  Year Ended June 30, 2001..............          37
MARKET NEUTRAL FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................          57
  Year Ended June 30, 2005..............         198
  Year Ended June 30, 2004..............         257
  May 23, 2003 (c) to June 30, 2003.....           0
SMALL CAP GROWTH FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................          49
  Year Ended June 30, 2005..............         129
  Year Ended June 30, 2004..............          62
  Year Ended June 30, 2003..............          95
  Year Ended June 30, 2002..............         119
  Year Ended June 30, 2001..............         158
SMALL CAP VALUE FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................          23
  Year Ended June 30, 2005..............          57
  Year Ended June 30, 2004..............          41
  Year Ended June 30, 2003..............          46
  Year Ended June 30, 2002..............          40
  Year Ended June 30, 2001..............          75
TECHNOLOGY FUND
  Six Months Ended December 31,
   2005 (Unaudited).....................          58
  Year Ended June 30, 2005..............          59
  Year Ended June 30, 2004..............          17
  Year Ended June 30, 2003..............          29
  Year Ended June 30, 2002..............          34
  July 28, 2001 (c) to June 30, 2001....          77


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 142

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          PER SHARE OPERATING PERFORMANCE:
                                          -----------------------------------------------------------------
                                                                     INVESTMENT OPERATIONS:
                                                      -----------------------------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED                TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)   REDEMPTION   INVESTMENT
SELECT CLASS                              OF PERIOD     (LOSS)     ON INVESTMENTS      FEES      OPERATIONS
------------                              ---------   ----------   --------------   ----------   ----------
DIVERSIFIED MID CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $24.78        (0.03)          1.95            --          1.92
 Year Ended June 30, 2005...............    22.50        (0.01)          2.29            --          2.28
 Year Ended June 30, 2004...............    18.66        (0.10)          3.94            --          3.84
 Year Ended June 30, 2003...............    18.70        (0.06)          0.02            --         (0.04)
 Year Ended June 30, 2002...............    22.13        (0.11)         (3.25)           --         (3.36)
 Year Ended June 30, 2001...............    29.73        (0.15)         (3.13)           --         (3.28)

DIVERSIFIED MID CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    19.07         0.08           0.75            --          0.83
 Year Ended June 30, 2005...............    17.34         0.21           2.25            --          2.46
 Year Ended June 30, 2004...............    13.48         0.10           3.86            --          3.96
 Year Ended June 30, 2003...............    15.33         0.08          (1.14)           --         (1.06)
 Year Ended June 30, 2002...............    16.74         0.08          (0.05)           --          0.03
 Year Ended June 30, 2001...............    13.44         0.12           3.98            --          4.10

EQUITY INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    15.65         0.16           0.30            --          0.46
 Year Ended June 30, 2005...............    16.67         0.34           1.44            --          1.78
 Year Ended June 30, 2004...............    15.06         0.25           2.13            --          2.38
 Year Ended June 30, 2003...............    16.36         0.26          (0.82)           --         (0.56)
 Year Ended June 30, 2002...............    19.42         0.25          (2.01)           --         (1.76)
 Year Ended June 30, 2001...............    21.25         0.26           0.68            --          0.94

EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    27.12         0.24           1.30            --          1.54
 Year Ended June 30, 2005...............    26.06         0.55           1.02            --          1.57
 Year Ended June 30, 2004...............    22.26         0.34           3.80            --          4.14
 Year Ended June 30, 2003...............    22.60         0.30          (0.34)           --         (0.04)
 Year Ended June 30, 2002...............    27.96         0.28          (5.36)           --         (5.08)
 Year Ended June 30, 2001...............    33.21         0.27          (5.26)           --         (4.99)

INTERNATIONAL EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    19.65         0.07           3.28            --(a)       3.35
 Year Ended June 30, 2005...............    17.53         0.36           2.11            --(a)       2.47
 Year Ended June 30, 2004...............    13.19         0.22           4.31            --          4.53
 Year Ended June 30, 2003...............    14.10         0.19          (1.07)         0.01         (0.87)
 Year Ended June 30, 2002...............    16.08         0.13          (1.99)           --         (1.86)
 Year Ended June 30, 2001...............    21.65         0.22          (5.55)           --         (5.33)

INTREPID MID CAP FUND (B)
 Six Months Ended December 31, 2005
 (Unaudited)............................    20.96         0.04           2.06            --          2.10
 Year Ended June 30, 2005...............    18.93         0.09           3.08            --          3.17
 Year Ended June 30, 2004...............    15.51         0.02           3.41            --          3.43
 Year Ended June 30, 2003...............    16.06         0.04          (0.55)           --         (0.51)
 Year Ended June 30, 2002...............    18.46         0.03          (1.53)           --         (1.50)
 Year Ended June 30, 2001...............    21.69         0.02           1.33            --          1.35

LARGE CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    14.71         0.08           1.15            --          1.23
 Year Ended June 30, 2005...............    14.56         0.17           0.02            --          0.19
 Year Ended June 30, 2004...............    12.67           --           1.89            --          1.89
 Year Ended June 30, 2003...............    12.33         0.01           0.33            --          0.34
 Year Ended June 30, 2002...............    17.12        (0.02)         (4.77)           --         (4.79)
 Year Ended June 30, 2001...............    26.68        (0.08)         (8.58)           --         (8.66)

                                            PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------
                                                     DISTRIBUTIONS:
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL
SELECT CLASS                                INCOME      GAINS     DISTRIBUTIONS
------------                              ----------   --------   -------------
DIVERSIFIED MID CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --       (2.01)       (2.01)
 Year Ended June 30, 2005...............        --          --           --
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --       (0.07)       (0.07)
 Year Ended June 30, 2001...............        --       (4.32)       (4.32)
DIVERSIFIED MID CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.05)      (4.71)       (4.76)
 Year Ended June 30, 2005...............     (0.18)      (0.55)       (0.73)
 Year Ended June 30, 2004...............     (0.10)         --        (0.10)
 Year Ended June 30, 2003...............     (0.08)      (0.71)       (0.79)
 Year Ended June 30, 2002...............     (0.08)      (1.36)       (1.44)
 Year Ended June 30, 2001...............     (0.12)      (0.68)       (0.80)
EQUITY INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.17)      (4.22)       (4.39)
 Year Ended June 30, 2005...............     (0.34)      (2.46)       (2.80)
 Year Ended June 30, 2004...............     (0.25)      (0.52)       (0.77)
 Year Ended June 30, 2003...............     (0.26)      (0.48)       (0.74)
 Year Ended June 30, 2002...............     (0.24)      (1.06)       (1.30)
 Year Ended June 30, 2001...............     (0.25)      (2.52)       (2.77)
EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.26)         --        (0.26)
 Year Ended June 30, 2005...............     (0.51)         --        (0.51)
 Year Ended June 30, 2004...............     (0.34)         --        (0.34)
 Year Ended June 30, 2003...............     (0.30)         --        (0.30)
 Year Ended June 30, 2002...............     (0.28)         --        (0.28)
 Year Ended June 30, 2001...............     (0.26)         --        (0.26)
INTERNATIONAL EQUITY INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.39)         --        (0.39)
 Year Ended June 30, 2005...............     (0.35)         --        (0.35)
 Year Ended June 30, 2004...............     (0.19)         --        (0.19)
 Year Ended June 30, 2003...............     (0.04)         --        (0.04)
 Year Ended June 30, 2002...............     (0.12)         --        (0.12)
 Year Ended June 30, 2001...............     (0.19)      (0.05)       (0.24)
INTREPID MID CAP FUND (B)
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.04)      (6.25)       (6.29)
 Year Ended June 30, 2005...............     (0.05)      (1.09)       (1.14)
 Year Ended June 30, 2004...............     (0.01)         --        (0.01)
 Year Ended June 30, 2003...............     (0.04)         --        (0.04)
 Year Ended June 30, 2002...............     (0.02)      (0.88)       (0.90)
 Year Ended June 30, 2001...............     (0.03)      (4.55)       (4.58)
LARGE CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --          --           --
 Year Ended June 30, 2005...............     (0.04)         --        (0.04)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 Year Ended June 30, 2001...............        --       (0.90)       (0.90)

------------

(a) Amount is less than $0.01.

(b) Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(c) Annualized for periods less than one year.

(d)  Not annualized for periods less than one year.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                         RATIOS/SUPPLEMENTAL DATA:
                                                                         ----------

                                                                            NET
                                                                           ASSETS
                                         NET ASSET                          END
                                          VALUE,       TOTAL RETURN          OF
                                          END OF      (EXCLUDES SALES      PERIOD
                                          PERIOD       CHARGE)(D)(E)      (000'S)
                                         ---------   -----------------   ----------

DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $24.69            7.63%        $  963,517
  Year Ended June 30, 2005..............   24.78           10.13          1,040,265
  Year Ended June 30, 2004..............   22.50           20.58          1,764,404
  Year Ended June 30, 2003..............   18.66           (0.21)         1,493,114
  Year Ended June 30, 2002..............   18.70          (15.20)         1,313,208
  Year Ended June 30, 2001..............   22.13          (13.54)         1,418,647

DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   15.14            4.11            796,088
  Year Ended June 30, 2005..............   19.07           14.46            959,801
  Year Ended June 30, 2004..............   17.34           29.43          1,541,179
  Year Ended June 30, 2003..............   13.48           (6.48)         1,269,438
  Year Ended June 30, 2002..............   15.33            0.24          1,237,701
  Year Ended June 30, 2001..............   16.74           31.55          1,180,092

EQUITY INCOME FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   11.72            2.66            208,989
  Year Ended June 30, 2005..............   15.65           11.46            311,852
  Year Ended June 30, 2004..............   16.67           16.22            326,818
  Year Ended June 30, 2003..............   15.06           (3.06)           294,638
  Year Ended June 30, 2002..............   16.36           (9.64)           332,490
  Year Ended June 30, 2001..............   19.42            4.26            439,755

EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   28.40            5.68          1,163,142
  Year Ended June 30, 2005..............   27.12            6.06          1,072,290
  Year Ended June 30, 2004..............   26.06           18.67          1,948,823
  Year Ended June 30, 2003..............   22.26           (0.03)         1,737,838
  Year Ended June 30, 2002..............   22.60          (18.24)         1,663,601
  Year Ended June 30, 2001..............   27.96          (15.05)         1,742,852

INTERNATIONAL EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   22.61           17.07          1,014,189
  Year Ended June 30, 2005..............   19.65           14.04            877,944
  Year Ended June 30, 2004..............   17.53           34.38            798,323
  Year Ended June 30, 2003..............   13.19           (6.12)           560,910
  Year Ended June 30, 2002..............   14.10          (11.55)           564,207
  Year Ended June 30, 2001..............   16.08          (24.77)           639,028

INTREPID MID CAP FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   16.77            9.86            635,571
  Year Ended June 30, 2005..............   20.96           17.25            670,678
  Year Ended June 30, 2004..............   18.93           22.13            922,414
  Year Ended June 30, 2003..............   15.51           (3.16)           841,092
  Year Ended June 30, 2002..............   16.06           (8.35)           835,901
  Year Ended June 30, 2001..............   18.46            6.13            890,096

LARGE CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   15.94            8.36          1,046,441
  Year Ended June 30, 2005..............   14.71            1.31          1,201,449
  Year Ended June 30, 2004..............   14.56           14.92          1,702,190
  Year Ended June 30, 2003..............   12.67            2.76          1,453,774
  Year Ended June 30, 2002..............   12.33          (27.98)         1,540,526
  Year Ended June 30, 2001..............   17.12          (33.56)         2,059,004

                                                              RATIOS/SUPPLEMENTAL DATA:
                                          ----------------------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS(C):
                                          --------------------------------------------------

                                                          NET           EXPENSES WITHOUT
                                            NET       INVESTMENT     WAIVERS, REIMBURSEMENTS       PORTFOLIO
                                          EXPENSES   INCOME (LOSS)    AND EARNINGS CREDITS     TURNOVER RATE(D)
                                          --------   -------------   -----------------------   -----------------
DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.99%        (0.45)%              1.18%                    55%
  Year Ended June 30, 2005..............    0.99         (0.50)               1.05                    119
  Year Ended June 30, 2004..............    0.97         (0.44)               0.98                     48
  Year Ended June 30, 2003..............    0.99         (0.40)               1.06                     71
  Year Ended June 30, 2002..............    0.99         (0.57)               1.07                     83
  Year Ended June 30, 2001..............    0.99         (0.60)               1.02                    127
DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.98          0.87                1.09                     26
  Year Ended June 30, 2005..............    0.96          0.87                1.01                     67
  Year Ended June 30, 2004..............    0.94          0.65                0.96                     24
  Year Ended June 30, 2003..............    0.99          0.65                1.00                     99
  Year Ended June 30, 2002..............    0.97          0.57                0.98                    101
  Year Ended June 30, 2001..............    0.96          0.77                0.97                    127
EQUITY INCOME FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.89          2.23                0.91                     14
  Year Ended June 30, 2005..............    0.87          2.15                0.95                     68
  Year Ended June 30, 2004..............    0.99          1.61                1.01                     15
  Year Ended June 30, 2003..............    0.99          1.84                1.02                     17
  Year Ended June 30, 2002..............    0.99          1.39                1.01                     17
  Year Ended June 30, 2001..............    0.98          1.25                1.00                     13
EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.20          1.73                0.77                      3
  Year Ended June 30, 2005..............    0.27          1.91                0.62                     11
  Year Ended June 30, 2004..............    0.35          1.37                0.54                      5
  Year Ended June 30, 2003..............    0.35          1.46                0.60                      7
  Year Ended June 30, 2002..............    0.35          1.10                0.60                      7
  Year Ended June 30, 2001..............    0.35          0.89                0.58                     10
INTERNATIONAL EQUITY INDEX FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.82          0.62                1.04                      4
  Year Ended June 30, 2005..............    0.81          1.91                0.90                     14
  Year Ended June 30, 2004..............    0.80          1.46                0.82                     13
  Year Ended June 30, 2003..............    0.84          1.59                0.86                     12
  Year Ended June 30, 2002..............    0.87          0.79                0.87                     14
  Year Ended June 30, 2001..............    0.83          1.21                0.85                      7
INTREPID MID CAP FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.97          0.44                1.07                     71
  Year Ended June 30, 2005..............    0.96          0.30                1.00                    131
  Year Ended June 30, 2004..............    0.95          0.10                0.96                     73
  Year Ended June 30, 2003..............    0.96          0.29                0.98                     49
  Year Ended June 30, 2002..............    0.97          0.15                0.99                     37
  Year Ended June 30, 2001..............    0.93          0.19                0.97                     59
LARGE CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................    0.99         (0.14)               1.05                     27
  Year Ended June 30, 2005..............    0.99          0.43                1.03                    112
  Year Ended June 30, 2004..............    0.99          0.00                1.01                     46
  Year Ended June 30, 2003..............    0.99          0.13                1.13                     60
  Year Ended June 30, 2002..............    0.97         (0.13)               1.07                     69
  Year Ended June 30, 2001..............    0.93         (0.38)               1.00                     73


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 144

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             PER SHARE OPERATING PERFORMANCE:
                                          ----------------------------------------------------------------------
                                                                        INVESTMENT OPERATIONS:
                                                      ----------------------------------------------------------
                                                                                      REDEMPTION
                                          NET ASSET      NET        NET REALIZED    FEES COLLECTED
                                           VALUE,     INVESTMENT   AND UNREALIZED        FROM         TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)     REDEMPTION      INVESTMENT
SELECT CLASS                              OF PERIOD     (LOSS)     ON INVESTMENTS   OF FUND SHARES    OPERATIONS
------------                              ---------   ----------   --------------   ---------------   ----------
LARGE CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $15.73         0.12           0.53              --             0.65
 Year Ended June 30, 2005...............    14.36         0.24           1.36              --             1.60
 Year Ended June 30, 2004...............    12.06         0.17           2.30              --             2.47
 Year Ended June 30, 2003...............    12.77         0.12          (0.71)             --            (0.59)
 Year Ended June 30, 2002...............    16.16         0.09          (3.22)             --            (3.13)
 Year Ended June 30, 2001...............    15.50         0.11           1.05              --             1.16

MARKET EXPANSION INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    12.07         0.06           0.79              --             0.85
 Year Ended June 30, 2005...............    10.74         0.08           1.51              --             1.59
 Year Ended June 30, 2004...............     8.33         0.06           2.40              --             2.46
 Year Ended June 30, 2003...............     8.60         0.03          (0.25)             --            (0.22)
 Year Ended June 30, 2002...............     8.82         0.04          (0.19)             --            (0.15)
 Year Ended June 30, 2001...............     9.07         0.06           0.70              --             0.76

MULTI-CAP MARKET NEUTRAL FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    10.99         0.10          (0.01)             --             0.09
 Year Ended June 30, 2005...............    10.64         0.07           0.40              --             0.47
 Year Ended June 30, 2004...............    10.05        (0.04)          0.66              --             0.62
 May 23, 2003 (a) to
 June 30, 2003..........................    10.00           --(b)        0.05              --             0.05

SMALL CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    12.77        (0.04)          1.15              --             1.11
 Year Ended June 30, 2005...............    11.91        (0.06)          0.98              --             0.92
 Year Ended June 30, 2004...............     8.87        (0.05)          3.09              --             3.04
 Year Ended June 30, 2003...............     9.23        (0.03)         (0.33)             --            (0.36)
 Year Ended June 30, 2002...............    10.47        (0.05)         (1.19)             --            (1.24)
 Year Ended June 30, 2001...............    12.97        (0.06)         (1.05)             --            (1.11)

SMALL CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    25.57         0.10           1.30              --             1.40
 Year Ended June 30, 2005...............    24.87         0.21           2.83              --             3.04
 Year Ended June 30, 2004...............    18.40         0.08           6.45              --             6.53
 Year Ended June 30, 2003...............    21.19         0.11          (1.81)             --            (1.70)
 Year Ended June 30, 2002...............    19.53         0.14           2.78              --             2.92
 Year Ended June 30, 2001...............    13.74         0.22           5.79              --             6.01

TECHNOLOGY FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     4.36         0.54          (0.15)             --(b)          0.39
 Year Ended June 30, 2005...............     4.48         0.70          (0.82)             --            (0.12)
 Year Ended June 30, 2004...............     3.74        (0.04)          0.78              --             0.74
 Year Ended June 30, 2003...............     3.58        (0.03)          0.19              --             0.16
 Year Ended June 30, 2002...............     5.91        (0.05)         (2.28)             --            (2.33)
 July 28, 2000 (a) to
 June 30, 2001..........................    10.00        (0.04)         (4.05)             --            (4.09)

                                            PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------
                                                     DISTRIBUTIONS:
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL
SELECT CLASS                                INCOME      GAINS     DISTRIBUTIONS
------------                              ----------   --------   -------------
LARGE CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.12)      (0.46)       (0.58)
 Year Ended June 30, 2005...............     (0.23)         --        (0.23)
 Year Ended June 30, 2004...............     (0.17)         --        (0.17)
 Year Ended June 30, 2003...............     (0.12)         --        (0.12)
 Year Ended June 30, 2002...............     (0.09)      (0.17)       (0.26)
 Year Ended June 30, 2001...............     (0.11)      (0.39)       (0.50)
MARKET EXPANSION INDEX FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.06)      (1.08)       (1.14)
 Year Ended June 30, 2005...............     (0.08)      (0.18)       (0.26)
 Year Ended June 30, 2004...............     (0.05)         --        (0.05)
 Year Ended June 30, 2003...............     (0.03)      (0.02)       (0.05)
 Year Ended June 30, 2002...............     (0.03)      (0.04)       (0.07)
 Year Ended June 30, 2001...............     (0.05)      (0.96)       (1.01)
MULTI-CAP MARKET NEUTRAL FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.19)      (0.32)       (0.51)
 Year Ended June 30, 2005...............        --       (0.12)       (0.12)
 Year Ended June 30, 2004...............        --       (0.03)       (0.03)
 May 23, 2003 (a) to
 June 30, 2003..........................        --          --           --
SMALL CAP GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --       (2.58)       (2.58)
 Year Ended June 30, 2005...............        --       (0.06)       (0.06)
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 Year Ended June 30, 2001...............        --       (1.39)       (1.39)
SMALL CAP VALUE FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.10)      (4.20)       (4.30)
 Year Ended June 30, 2005...............     (0.16)      (2.18)       (2.34)
 Year Ended June 30, 2004...............     (0.06)         --        (0.06)
 Year Ended June 30, 2003...............     (0.11)      (0.98)       (1.09)
 Year Ended June 30, 2002...............     (0.14)      (1.12)       (1.26)
 Year Ended June 30, 2001...............     (0.22)         --        (0.22)
TECHNOLOGY FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................        --          --           --
 Year Ended June 30, 2005...............        --          --           --
 Year Ended June 30, 2004...............        --          --           --
 Year Ended June 30, 2003...............        --          --           --
 Year Ended June 30, 2002...............        --          --           --
 July 28, 2000 (a) to
 June 30, 2001..........................        --          --           --

------------

(a) Commencement of offering of class of shares.

(b) Amount less than $0.01.

(c) Annualized for periods less than one year.

(d) Not annualized for periods less than one year.

(e) Includes dividend expenses for securities sold short. Dividend expense was 0.87%, 0.89%, 0.88% and 0.98% of average net assets for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, and 2003, respectively. The ratio of expense to Average Net Assets excluding dividend expense for Securities sold short was 1.25%, 1.25%, 1.25% and 1.25% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004 and June 30, 2003,
    respectively. The ratio of expense to Average Net Assets without waivers excluding dividend expense for securities sold short was 1.67%, 1.55%, 1.54% and 1.73% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004 and June 30, 2003, respectively.

 (f) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
See notes to financial statements.


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA:
                                                                       ----------

                                         NET ASSET                     NET ASSETS
                                          VALUE,      TOTAL RETURN       END OF
                                          END OF     (EXCLUDES SALES     PERIOD
                                          PERIOD      CHARGE)(D)(F)     (000'S)
                                         ---------   ---------------   ----------

LARGE CAP VALUE FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................  $15.80           4.14%       $1,109,063
  Year Ended June 30, 2005..............   15.73          11.19         1,155,483
  Year Ended June 30, 2004..............   14.36          20.52         1,462,956
  Year Ended June 30, 2003..............   12.06          (4.46)        1,176,240
  Year Ended June 30, 2002..............   12.77         (19.53)        1,161,684
  Year Ended June 30, 2001..............   16.16           7.54         1,544,504

MARKET EXPANSION INDEX FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................   11.78           6.92           515,568
  Year Ended June 30, 2005..............   12.07          14.89           518,295
  Year Ended June 30, 2004..............   10.74          29.54           250,765
  Year Ended June 30, 2003..............    8.33          (2.46)          113,512
  Year Ended June 30, 2002..............    8.60          (1.78)           42,115
  Year Ended June 30, 2001..............    8.82           8.84            31,337

MULTI-CAP MARKET NEUTRAL FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................   10.57           0.87         1,159,404
  Year Ended June 30, 2005..............   10.99           4.50           991,169
  Year Ended June 30, 2004..............   10.64           6.13           629,820
  May 23, 2003 (c) to   June 30, 2003...   10.05           0.50           196,513

SMALL CAP GROWTH FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................   11.30           8.51           401,714
  Year Ended June 30, 2005..............   12.77           7.62           460,265
  Year Ended June 30, 2004..............   11.91          34.27           643,958
  Year Ended June 30, 2003..............    8.87          (3.90)          447,634
  Year Ended June 30, 2002..............    9.23         (11.84)          376,910
  Year Ended June 30, 2001..............   10.47          (9.00)          274,544

SMALL CAP VALUE FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................   22.67           5.22           559,337
  Year Ended June 30, 2005..............   25.57          12.50           611,925
  Year Ended June 30, 2004..............   24.87          35.55           819,264
  Year Ended June 30, 2003..............   18.40          (7.50)          604,837
  Year Ended June 30, 2002..............   21.19          15.76           629,011
  Year Ended June 30, 2001..............   19.53          43.98           321,689

TECHNOLOGY FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................    4.75           8.94               414
  Year Ended June 30, 2005..............    4.36          (2.68)              586
  Year Ended June 30, 2004..............    4.48          19.79             4,040
  Year Ended June 30, 2003..............    3.74           4.47             3,647
  Year Ended June 30, 2002..............    3.58         (39.42)            2,524
  July 28, 2000 (c) to June 30, 2001....    5.91          40.90             3,509

                                                              RATIOS/SUPPLEMENTAL DATA:
                                          ----------------------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS:(C)
                                          ---------------------------------------------------
                                                                         EXPENSES WITHOUT
                                                          NET                WAIVERS,              PORTFOLIO
                                            NET        INVESTMENT         REIMBURSEMENTS            TURNOVER
                                          EXPENSES   INCOME (LOSS)     AND EARNINGS CREDITS         RATE(D)
                                          --------   --------------   -----------------------   ----------------
LARGE CAP VALUE FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................    0.82%         1.47%                0.82%                   30%
  Year Ended June 30, 2005..............    0.82          1.54                 0.90                   112
  Year Ended June 30, 2004..............    0.93          1.24                 0.95                    32
  Year Ended June 30, 2003..............    0.97          1.14                 0.98                    85
  Year Ended June 30, 2002..............    0.98          0.67                 0.99                   126
  Year Ended June 30, 2001..............    0.96          0.69                 0.96                   128
MARKET EXPANSION INDEX FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................    0.36          0.95                 0.71                    28
  Year Ended June 30, 2005..............    0.50          0.76                 0.63                    64
  Year Ended June 30, 2004..............    0.52          0.60                 0.68                    52
  Year Ended June 30, 2003..............    0.57          0.59                 0.82                    54
  Year Ended June 30, 2002..............    0.57          0.44                 0.90                    74
  Year Ended June 30, 2001..............    0.57          0.61                 0.85                    37
MULTI-CAP MARKET NEUTRAL FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................    2.12(e)       2.42                 2.54(e)                 57
  Year Ended June 30, 2005..............    2.14(e)       0.78                 2.44(e)                198
  Year Ended June 30, 2004..............    2.13(e)      (0.63)                2.42(e)                257
  May 23, 2003 (c) to   June 30, 2003...    2.23(e)      (0.16)                2.71(e)                  0
SMALL CAP GROWTH FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................    1.00         (0.65)                1.14                    49
  Year Ended June 30, 2005..............    0.99         (0.53)                1.04                   129
  Year Ended June 30, 2004..............    0.99         (0.47)                0.99                    62
  Year Ended June 30, 2003..............    1.03         (0.45)                1.04                    95
  Year Ended June 30, 2002..............    1.05         (0.65)                1.06                   119
  Year Ended June 30, 2001..............    1.04         (0.59)                1.05                   158
SMALL CAP VALUE FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................    1.00          0.82                 1.11                    23
  Year Ended June 30, 2005..............    0.98          0.75                 1.02                    57
  Year Ended June 30, 2004..............    0.98          0.36                 1.00                    41
  Year Ended June 30, 2003..............    1.00          0.70                 1.02                    46
  Year Ended June 30, 2002..............    0.99          0.73                 1.01                    40
  Year Ended June 30, 2001..............    0.96          1.33                 0.99                    75
TECHNOLOGY FUND
  Six Months Ended December 31, 2005
  (Unaudited)...........................    1.30         (0.91)                2.54                    58
  Year Ended June 30, 2005..............    1.30          0.78                 2.04                    59
  Year Ended June 30, 2004..............    1.30         (0.90)                2.04                    17
  Year Ended June 30, 2003..............    1.30         (0.91)                2.23                    29
  Year Ended June 30, 2002..............    1.30         (1.03)                2.20                    34
  July 28, 2000 (c) to June 30, 2001....    1.30         (0.98)                2.14                    77


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 146

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             PER SHARE OPERATING PERFORMANCE:
                                          ----------------------------------------------------------------------
                                                                        INVESTMENT OPERATIONS:
                                                      ----------------------------------------------------------
                                                                                      REDEMPTION
                                          NET ASSET      NET        NET REALIZED    FEES COLLECTED
                                           VALUE,     INVESTMENT   AND UNREALIZED        FROM         TOTAL FROM
                                          BEGINNING     INCOME     GAINS (LOSSES)     REDEMPTION      INVESTMENT
INSTITUTIONAL CLASS                       OF PERIOD     (LOSS)     ON INVESTMENTS   OF FUND SHARES    OPERATIONS
-------------------                       ---------   ----------   --------------   ---------------   ----------
SMALL CAP GROWTH FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................   $12.77        (0.03)         1.15              --             1.12
  February 18, 2005 (a) to June 30,
    2005................................    12.57        (0.01)         0.21              --             0.20

                                            PER SHARE OPERATING PERFORMANCE:
                                          -------------------------------------
                                                     DISTRIBUTIONS:
                                          -------------------------------------

                                             NET         NET
                                          INVESTMENT   REALIZED       TOTAL
INSTITUTIONAL CLASS                         INCOME      GAINS     DISTRIBUTIONS
-------------------                       ----------   --------   -------------
SMALL CAP GROWTH FUND
  Six Months Ended December 31, 2005
    (Unaudited).........................      --         (2.58)       (2.58)
  February 18, 2005 (a) to June 30,
    2005................................      --            --           --

------------

(a) Commencement of offering of class of shares.

(b) Annualized for periods less than one year.

(c) Not annualized for periods less than one year.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                         NET ASSET
                                          VALUE,      TOTAL RETURN
                                          END OF     (EXCLUDES SALES
                                          PERIOD      CHARGE)(C)(D)
                                         ---------   ---------------
SMALL CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $11.31           8.59%
  February 22, 2005 (c) to June 30,
 2005...................................   12.77           1.59

                                                                       RATIOS/SUPPLEMENTAL DATA:
                                          -----------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS:(B)
                                          NET ASSETS   --------------------------------------------------
                                            END OF                     NET           EXPENSES WITHOUT
                                            PERIOD       NET       INVESTMENT     WAIVERS, REIMBURSEMENTS       PORTFOLIO
                                           (000'S)     EXPENSES   INCOME (LOSS)    AND EARNINGS CREDITS     TURNOVER RATE(C)
                                          ----------   --------   -------------   -----------------------   -----------------
SMALL CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   $50,729       0.85%        (0.50)%              0.99%                    49%
  February 22, 2005 (c) to June 30,
 2005...................................    56,395       0.85         (0.37)               1.07                     57


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 148

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                   PER SHARE OPERATING PERFORMANCE:
                                     --------------------------------------------------------------------------------------------
                                                          INVESTMENT OPERATIONS:                       DISTRIBUTIONS:
                                                 ----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                     NET ASSET      NET       AND UNREALIZED     TOTAL
                                      VALUE,     INVESTMENT       GAINS           FROM         NET         NET
                                     BEGINNING     INCOME      (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED       TOTAL
ULTRA                                OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
-----                                ---------   ----------   --------------   ----------   ----------   --------   -------------
DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31,
    2005 (Unaudited)...............   $24.79        (0.13)         2.07           1.94            --       (2.01)       (2.01)
  February 22, 2005 (a) to June 30,
    2005...........................    23.72        (0.04)         1.11           1.07            --          --           --
DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31,
    2005 (Unaudited)...............    19.08         0.10          0.74           0.84         (0.07)      (4.71)       (4.78)
  February 22, 2005 (a) to June 30,
    2005...........................    18.06         0.11          1.02           1.13         (0.11)         --        (0.11)
INTREPID MID CAP FUND (D)
  Six Months Ended December 31,
    2005 (Unaudited)...............    20.97         0.05          2.05           2.10         (0.05)      (6.25)       (6.30)
  February 22, 2005 (a) to June 30,
    2005...........................    19.68         0.05          1.29           1.34         (0.05)         --        (0.05)
LARGE CAP GROWTH FUND
  Six Months Ended December 31,
    2005 (Unaudited)...............    14.71         0.01          1.23           1.24            --          --           --
  February 22, 2005 (a) to June 30,
    2005...........................    14.42         0.01          0.30           0.31         (0.02)         --        (0.02)
LARGE CAP VALUE FUND
  Six Months Ended December 31,
    2005 (Unaudited)...............    15.73         0.14          0.53           0.67         (0.14)      (0.46)       (0.60)
  February 22, 2005 (a) to June 30,
    2005...........................    15.59         0.10          0.16           0.26         (0.12)         --        (0.12)
SMALL CAP VALUE FUND
  Six Months Ended December 31,
    2005 (Unaudited)...............    25.57         0.10          1.31           1.41         (0.11)      (4.20)       (4.31)
  February 22, 2005 (a) to June 30,
    2005...........................    24.63         0.12          0.92           1.04         (0.10)         --        (0.10)

------------

(a) Commencement of offering of class of shares.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) Prior to July 29, 2005, the Fund was named Diversified Mid Cap Fund.

(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

--------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTAL DATA:
                                                                         --------------------------------------
                                                                            RATIOS TO AVERAGE NET ASSETS:(C)
                                                           TOTAL         --------------------------------------
                                         NET ASSET        RETURN         NET ASSETS                     NET
                                          VALUE,         (EXCLUDES         END OF                    INVESTMENT
                                          END OF           SALES           PERIOD         NET          INCOME
                                          PERIOD       CHARGE)(B)(E)      (000'S)       EXPENSES       (LOSS)
                                         ---------   -----------------   ----------   ------------   ----------
DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................  $24.72           7.70%          $17,146         0.89%        (0.36)%
 February 22, 2005 (c) to June 30,
  2005..................................   24.79           4.51            11,641         0.88         (0.44)

DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   15.14           4.12             9,923         0.84          1.02
 February 22, 2005 (c) to June 30,
  2005..................................   19.08           6.25            12,499         0.81          1.67

INTREPID MID CAP FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   16.77           9.87            29,040         0.82          0.64
 February 22, 2005 (c) to June 30,
  2005..................................   20.97           6.79            27,247         0.79          0.76

LARGE CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   15.95           8.43            24,318         0.79          0.07
 February 22, 2005 (c) to June 30,
  2005..................................   14.71           2.12            22,428         0.75          0.21

LARGE CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   15.80           4.26            24,630         0.57          1.72
 February 22, 2005 (c) to June 30,
  2005..................................   15.73           1.68            24,492         0.53          1.89

SMALL CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................   22.67           5.29            61,521         0.85          1.01
 February 22, 2005 (c) to June 30,
  2005..................................   25.57           4.21            33,520         0.82          1.30

                                                   RATIOS/SUPPLEMENTAL DATA:
                                          -------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS:(C)
                                          ------------------------
                                                  EXPENSES
                                              WITHOUT WAIVERS,          PORTFOLIO
                                               REIMBURSEMENTS            TURNOVER
                                            AND EARNINGS CREDITS         RATE(B)
                                          ------------------------   ----------------
DIVERSIFIED MID CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................            0.93%                   55%
 February 22, 2005 (c) to June 30,
  2005..................................            0.90                   119
DIVERSIFIED MID CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................            0.84                    26
 February 22, 2005 (c) to June 30,
  2005..................................            0.87                    67
INTREPID MID CAP FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................            0.82                    71
 February 22, 2005 (c) to June 30,
  2005..................................            0.85                   131
LARGE CAP GROWTH FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................            0.80                    27
 February 22, 2005 (c) to June 30,
  2005..................................            0.75                   112
LARGE CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................            0.57                    30
 February 22, 2005 (c) to June 30,
  2005..................................            0.53                   112
SMALL CAP VALUE FUND
  Six Months Ended December 31, 2005
 (Unaudited)............................            0.85                    23
 February 22, 2005 (c) to June 30,
  2005..................................            0.86                    57


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 150

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
1. ORGANIZATION

   JPMorgan Trust II ("JPM II") (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company.

   Prior to February 19, 2005, the Funds were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, each Fund was reorganized and redomiciled as a separate series of the JPM II.

   The following are the 13 separate funds of the Trust (collectively, the "Funds") covered by this report:

   FUND                                               CLASSES OFFERED
   ----                                               ---------------
   Diversified Mid Cap Growth Fund                    Class A, Class B, Class C, Select Class and Ultra

   Diversified Mid Cap Value Fund                     Class A, Class B, Class C, Select Class and Ultra

   Equity Income Fund                                 Class A, Class B, Class C and Select Class

   Equity Index Fund                                  Class A, Class B, Class C and Select Class

   International Equity Index Fund                    Class A, Class B, Class C and Select Class

   Intrepid Mid Cap Fund                              Class A, Class B, Class C, Select Class and Ultra

   Large Cap Growth Fund                              Class A, Class B, Class C, Select Class and Ultra

   Large Cap Value Fund                               Class A, Class B, Class C, Select Class and Ultra

   Market Expansion Index Fund                        Class A, Class B, Class C and Select Class

   Multi-Cap Market Neutral Fund                      Class A, Class B, Class C and Select Class

   Small Cap Growth Fund                              Class A, Class B, Class C, Select Class and
                                                      Institutional Class

   Small Cap Value Fund                               Class A, Class B, Class C, Select Class and Ultra

   Technology Fund                                    Class A, Class B, Class C and Select Class

   Effective July 29, 2005, the Intrepid Mid Cap Fund was renamed from Diversified Mid Cap Growth Fund with the approval of the Board of Trustees.

   Effective since the close of business on August 15, 2005, the Diversified Mid Cap Value Fund has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the prospectus.

   Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund's prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     A. VALUATION OF INVESTMENTS

     Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market matter. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the funds will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund's advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

     B. REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreement transactions with institutions that meet the Advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     C. FUTURES CONTRACTS

     The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

     Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

     Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

     Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 152

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     As of December 31, 2005, Equity Index Fund, International Equity Index Fund, Market Expansion Index Fund and Small Cap Value Fund had outstanding futures contracts as listed on the Schedule of Portfolio Investments.

     D. FOREIGN CURRENCY TRANSLATION

     The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

     Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

     Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

     E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund's exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

     F. SHORT SALES

     The Multi-Cap Market Neutral Fund is authorized to engage in short-selling of equity securities. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund will arrange through a broker to borrow the securities to be delivered to the buyer. The net proceeds of the short sale plus additional cash will be retained by the prime broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the securities sold short increases. In addition to the sale proceeds retained by the broker, the Fund's custodian maintains a segregated account of securities and cash as collateral for short sales. This segregated account includes the securities held long as shown in the Schedule of Portfolio Investments. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     G. SECURITIES LENDING

     To generate additional income, each Fund (except for Multi-Cap Market Neutral Fund) may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Funds, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending an Agreement"). The Securities Lending Agreement was effective with respect to the Funds on October 18, 2004, and an amended and restated agreement was approved by the Board at a meeting on August 11, 2005.

     Under the Securities Lending Agreement, JPMCB acting as agent for the Funds' loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from Securities Lending (net). Information on the investment of cash collateral is shown in the Schedule of Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

     Prior to the effective date of the Securities Lending Agreement with JPMCB, the Advisor served as lending agent. Also, Bank One Trust Company, N.A. served as sub-custodian for the securities lending program and received a subcustody fee based on the value of collateral received from borrowers.

     As of December 31, 2005, the following Funds had securities with the following market values on loan and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

                                                                      LENDING        MARKET        MARKET VALUE
                                                                       AGENT        VALUE OF        OF LOANED
       FUND                                                          FEES PAID    COLLATERAL(A)     SECURITIES
       ----                                                          ---------    -------------    ------------
       Diversified Mid Cap Growth Fund.............................     $61         $262,668         $255,807

       Diversified Mid Cap Value Fund..............................      49          181,944          177,289

       Equity Income Fund..........................................       9           20,910           20,461

       Equity Index Fund...........................................      33          118,850          115,242

       International Equity Index Fund.............................       1          127,524          119,443

       Intrepid Mid Cap Fund.......................................      36          120,561          117,716

       Large Cap Growth Fund.......................................      29           84,729           82,784

       Large Cap Value Fund........................................      25           61,196           56,819

       Market Expansion Index Fund.................................      50          192,141          187,033

       Small Cap Growth Fund.......................................      52          185,606          181,509

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005
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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                                      LENDING        MARKET        MARKET VALUE
                                                                       AGENT        VALUE OF        OF LOANED
       FUND                                                          FEES PAID    COLLATERAL(A)     SECURITIES
       ----                                                          ---------    -------------    ------------
       Small Cap Value Fund........................................      64          240,606          233,773

       Technology Fund.............................................       1            3,254            3,161

     -----------------
     (a) Includes securities and cash collateral.

     (b) Amount rounds to less than $1,000.

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     H. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

     The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

     I. ALLOCATION OF INCOME AND EXPENSES

     In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

     J. FEDERAL INCOME TAXES

     Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986 as amended ("the Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

     K. FOREIGN TAXES

     The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     L. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends and distributions paid to Shareholders are recorded on ex-dividend date.

     Dividends from net investment income and distributions of net realized capital gains are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights: differences in per share rates are due to differences in separate class expenses. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

     M. REDEMPTION FEES

     All shares of the International Equity Index Fund and the Technology Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share's market value. Redemption fees are paid directly to the applicable Fund.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") acts as the investment advisor to the Funds (except as disclosed below). The Advisor is a wholly-owned subsidiary of JPMCB, which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

       Diversified Mid Cap Growth Fund.............................        0.65%

       Diversified Mid Cap Value Fund..............................        0.65

       Equity Income Fund..........................................        0.40

       Equity Index Fund...........................................        0.25

       International Equity Index Fund.............................        0.55

       Intrepid Mid Cap Fund.......................................        0.65

       Large Cap Growth Fund.......................................        0.50

       Large Cap Value Fund........................................        0.40

       Market Expansion Index Fund.................................        0.25

       Multi-Cap Market Neutral Fund...............................        1.25

       Small Cap Growth Fund.......................................        0.65

       Small Cap Value Fund........................................        0.65

       Technology Fund.............................................        1.00

     Pursuant to a shareholder vote, the International Equity Index Fund's investment advisor is J.P. Morgan Investment Management Inc., a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co.

     The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

     The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3F.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

     The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

     J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds' Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

     C. DISTRIBUTION FEES

     Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Funds' underwriter.

     The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

       Class A.....................................................          0.25%

       Class B.....................................................          0.75

       Class C.....................................................          0.75

     In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from the redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the six months ended December 31, 2005, the Distributor received the following (amounts in thousands):

                                                                       FRONT-END
                                                                         SALES
                                                                        CHARGES     CDSC
                                                                       ---------    ----
       Diversified Mid Cap Growth Fund.............................     $  585      $343

       Diversified Mid Cap Value Fund..............................        576       218

       Equity Income Fund..........................................        257        59

       Equity Index Fund...........................................        952       375

       Large Cap Growth Fund.......................................        410       354

       Large Cap Value Fund........................................        211        38

       International Equity Index Fund.............................        167        17

       Intrepid Mid Cap Fund.......................................        614        98

       Market Expansion Index Fund.................................        414        57

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                                       FRONT-END
                                                                         SALES
                                                                        CHARGES     CDSC
                                                                       ---------    ----
       Multi-Cap Market Neutral Fund...............................     $1,664      $197

       Small Cap Growth Fund.......................................        231        97

       Small Cap Value Fund........................................        269       163

       Technology Fund.............................................         59        25

     The Distributor waived Distribution Fees as outlined in Note 3.F.

     D. SHAREHOLDER SERVICING FEES

     The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

                                                CLASS A     CLASS B     CLASS C     SELECT CLASS    INSTITUTIONAL CLASS
                                                --------    --------    --------    ------------    -------------------
       Diversified Mid Cap Growth Fund........    0.25%       0.25%       0.25%         0.25%               n/a

       Diversified Mid Cap Value Fund.........    0.25        0.25        0.25          0.25                n/a

       Equity Income Fund.....................    0.25        0.25        0.25          0.25                n/a

       Equity Index Fund......................    0.25        0.25        0.25          0.25                n/a

       Large Cap Growth Fund..................    0.25        0.25        0.25          0.25                n/a

       Large Cap Value Fund...................    0.25        0.25        0.25          0.25                n/a

       International Equity Index Fund........    0.25        0.25        0.25          0.25                n/a

       Intrepid Mid Cap Fund..................    0.25        0.25        0.25          0.25                n/a

       Market Expansion Index Fund............    0.25        0.25        0.25          0.25                n/a

       Multi-Cap Market Neutral Fund..........    0.25        0.25        0.25          0.25                n/a

       Small Cap Growth Fund..................    0.25        0.25        0.25          0.25               0.10%

       Small Cap Value Fund...................    0.25        0.25        0.25          0.25                n/a

       Technology Fund........................    0.25        0.25        0.25          0.25                n/a

     The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such financial intermediaries for performing such services.

     The Distributor waived shareholder servicing fees as outlined in Note 3.F.

     E. CUSTODIAN AND ACCOUNTING FEES

     JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     F. WAIVERS AND REIMBURSEMENTS

     The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

                                       CLASS A     CLASS B     CLASS C     SELECT CLASS    INSTITUTIONAL CLASS    ULTRA
                                       --------    --------    --------    ------------    -------------------    -----
       Diversified Mid Cap Growth
         Fund........................    1.24%       1.99%       1.99%         0.99%               n/a            0.89%
       Diversified Mid Cap Value
         Fund........................    1.24        1.99        1.99          0.99                n/a            0.84
       Equity Income Fund............    1.24        1.99        1.99          0.89                n/a             n/a
       Equity Index Fund (a).........    0.45        1.20        1.20          0.20                n/a             n/a
       International Equity Index
         Fund........................    1.18        1.93        1.93          0.93                n/a             n/a
       Intrepid Mid Cap Fund.........    1.24        1.99        1.99          0.99                n/a            0.83
       Large Cap Growth Fund.........    1.24        1.78        1.78          0.99                n/a            0.80
       Large Cap Value Fund..........    1.24        1.99        1.99          0.99                n/a            0.59
       Market Expansion Index Fund...    0.82        1.57        1.57          0.57                n/a             n/a
       Multi-Cap Market Neutral
         Fund........................    1.75        2.50        2.50          1.50                n/a             n/a
       Small Cap Growth Fund.........    1.25        1.87        1.87          1.00              0.85%             n/a
       Small Cap Value Fund..........    1.25        2.00        2.00          1.00                n/a            0.86
       Technology Fund...............    1.55        2.30        2.30          1.30                n/a             n/a

     (a) Prior to November 1, 2005, the contractual expense limitations were 0.60%, 1.35% and 0.35% for Class A, B, C and Select Class Shares, respectively.

     The contractual expense limitation agreements were in effect for the six months ended December 31, 2005. The expense limitation percentages in the table above are in place until at least October 31, 2006.

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     For the six months ended December 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

                              CONTRACTUAL WAIVERS

                                                          INVESTMENT                      SHAREHOLDER
                                                           ADVISORY     ADMINISTRATION     SERVICING     TOTAL
                                                          ----------    --------------    -----------    ------
       Diversified Mid Cap Growth Fund..................    $   --          $  303          $1,107       $1,410

       Diversified Mid Cap Value Fund...................        --              44             608          652

       Equity Income Fund...............................        --               9              20           29

       Equity Index Fund................................     2,028           1,000           1,974        5,002

       International Equity Index Fund..................        --               5           1,093        1,098

       Intrepid Mid Cap Fund............................        --              --             411          411

       Large Cap Growth Fund............................        --              98             365          463

       Large Cap Value Fund.............................        --               2              31           33

       Market Expansion Index Fund......................       302               3             688          993

       Multi-Cap Market Neutral Fund....................     1,185             143           1,624        2,952

       Small Cap Growth Fund............................        --             111             299          410

       Small Cap Value Fund.............................        --              11             401          412

       Technology Fund..................................       114              13              21          148

                               VOLUNTARY WAIVERS

                                                          INVESTMENT                      SHAREHOLDER
                                                           ADVISORY     ADMINISTRATION     SERVICING     TOTAL
                                                          ----------    --------------    -----------    ------
       Diversified Mid Cap Growth Fund..................    $   --          $    7          $   --       $    7

       Diversified Mid Cap Value Fund...................        --               1               9           10

       Equity Income Fund...............................        --               3              --            3

       Intrepid Mid Cap Fund............................        --              --              13           13

       Large Cap Value Fund.............................        --              --               1            1

       Market Expansion Index Fund......................        21              --              33           54

       Small Cap Growth Fund............................        --               1              --            1

       Small Cap Value Fund.............................        --               1               3            4

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     G. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

     During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Funds may use related party brokers/dealers. For the six months ended December 31, 2005, Funds incurred no brokerage commissions with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the six months ended December 31, 2005, purchases and sales of investments (excluding short-term investments and in-kind transactions) were as follows (amounts in thousands):

                                                                  PURCHASES        SALES
                                                                 -----------    ------------
                                                                 (EXCLUDING U.S. GOVERNMENT)
   Diversified Mid Cap Growth Fund.............................    $940,449      $1,143,989

   Diversified Mid Cap Value Fund..............................     331,890         475,437

   Equity Income Fund..........................................      60,399         169,254

   Equity Index Fund...........................................      61,584         113,514

   Large Cap Growth Fund.......................................     432,420         714,117

   Large Cap Value Fund........................................     362,755         474,599

   International Equity Index Fund.............................      42,899          35,762

   Intrepid Mid Cap Fund.......................................     600,993         677,621

   Market Expansion Index Fund.................................     177,327         217,153

   Multi-Cap Market Neutral Fund...............................     964,459         824,563

   Small Cap Growth Fund.......................................     307,743         414,461

   Small Cap Value Fund........................................     196,632         269,655

   Technology Fund.............................................      14,463          17,074

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows (amounts in thousands):

                                                                                                      NET
                                                                    GROSS           GROSS          UNREALIZED
                                                   AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                      COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                   ----------    ------------    ------------    --------------
   Diversified Mid Cap Growth Fund...............  $1,628,318      $324,248        $(37,406)        $286,842

   Diversified Mid Cap Value Fund................   1,138,660       230,218         (17,388)         212,830

   Equity Income Fund............................     305,037       111,943          (7,885)         104,058

   Equity Index Fund.............................   1,160,158       926,344         (83,900)         842,444

   International Equity Index Fund...............     852,508       427,458         (30,828)         396,630

   Intrepid Mid Cap Fund.........................     839,554       131,582          (9,479)         122,103

   Large Cap Growth Fund.........................   1,232,869       377,238          (9,611)         367,627

   Large Cap Value Fund..........................   1,131,657       171,960         (33,439)         138,521

   Market Expansion Index Fund...................     714,074       128,175         (14,084)         114,091

   Multi-Cap Market Neutral Fund.................   1,426,922       198,659         (46,370)         152,289

   Small Cap Growth Fund.........................     668,350       103,253          (9,592)          93,661

   Small Cap Value Fund..........................     949,349       159,856         (19,454)         140,402

   Technology Fund...............................      24,349         3,906            (254)           3,652

6. BORROWINGS

   The Funds rely upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

   The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 162

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   The Funds do not have any outstanding borrowings from another fund as of December 31, 2005. The average borrowings for the period were as follows (amounts in thousands):

                                                                                NUMBER OF
                                                                  AVERAGE         DAYS        INTEREST
                                                                 BORROWINGS    OUTSTANDING      PAID
                                                                 ----------    -----------    --------
   Diversified Mid Cap Growth Fund.............................    $2,593          10            $3

   Equity Income Fund..........................................     2,486          24             6

   Equity Index Fund...........................................     2,119           8             2

   International Equity Index Fund.............................     5,602          11             6

   Intrepid Mid Cap Fund.......................................     2,856           5             2

   Large Cap Value Fund........................................     3,420           2             1

   Market Expansion Index Fund.................................     1,544           3            --(h)

   Small Cap Growth Fund.......................................     4,261           7             3

   ---------------
   (h) Amount rounds to less than $1,000.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

   The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

   As of December 31, 2005, substantially all of the International Equity Index Fund's net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. As of December 31, 2005, the International Equity Index Fund invested approximately 27.0 % of its respective portfolio in issuers in Japan.

   From time to time, the Funds' investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds

8. LEGAL MATTERS

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the Trust. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as "market timing" and also "late trading."

   On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the "SEC") and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004. In addition, the Advisor has agreed to undertakings and has commenced implementation of undertakings relating to among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act") and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of the Trust and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

   These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds' former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond
   Fund), certain officers of the Trust and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names the Trust as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund's investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

   On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

   On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed.

   In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to the JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 164

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   The above lawsuits are ongoing and accordingly, an estimate of the financial impact of these actions cannot currently be made. The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

   As noted above, the settlement agreement with the NYAG requires the Advisor to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between the Advisor and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by the Advisor and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that the Advisor and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds contained in this semi-annual report are the Equity Income Fund, Equity Index Fund and the Large Cap Value Fund and the Reduced Rate was implemented September 27, 2004.

9. BUSINESS COMBINATIONS

   On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and on August 19, 2004, the Board of Trustees of the J.P. Morgan Funds, each approved management's proposal to merge One Group JPMorgan Equity Income Fund, JPMorgan Equity Growth Fund and JPMorgan Small Cap Growth Fund (the "Target Funds") into One Group Equity Fund, One Group Large Cap Growth Fund and One Group Small Cap Growth Fund, (the "Acquiring Fund's") respectively.

   After shareholder approval was obtained, the mergers were effective after the close of business February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transactions were structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization.

   The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

                                                                                        NET ASSET        NET
                                                             SHARES                       VALUE       UNREALIZED
                                                           OUTSTANDING    NET ASSETS    PER SHARE    APPRECIATION
                                                           -----------    ----------    ---------    ------------
    TARGET FUND

    JPMorgan Equity Income Fund..........................                                              $ 12,535

    Class A..............................................       569       $   18,431     $32.37

    Class B..............................................       236       $    7,621     $32.33

    Class C..............................................       109       $    3,534     $32.30

    Select Class.........................................     1,095       $   35,445     $32.37

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                                                        NET ASSET
                                                                                          VALUE          NET
                                                             SHARES                        PER        UNREALIZED
                                                           OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                           -----------    ----------    ---------    ------------

    ACQUIRING FUND

    One Group Equity Fund................................                                              $152,293

    Class A..............................................     6,215       $   95,757     $15.41

    Class B..............................................     3,937       $   60,478     $15.36

    Class C..............................................       284       $    4,362     $15.36

    Class I..............................................    20,836       $  322,563     $15.48
                                                                                        NET ASSET
                                                                                          VALUE          NET
                                                             SHARES                        PER        UNREALIZED
                                                           OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                           -----------    ----------    ---------    ------------

    POST REORGANIZATION

    JPMorgan Equity Income Fund..........................                                              $164,828

    Class A..............................................     7,411       $  114,188     $15.41

    Class B..............................................     4,434       $   68,099     $15.36

    Class C..............................................       514       $    7,896     $15.36

    Select Class.........................................    23,125       $  358,008     $15.48
                                                                                        NET ASSET
                                                                                          VALUE          NET
                                                             SHARES                        PER        UNREALIZED
                                                           OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                           -----------    ----------    ---------    ------------
    TARGET FUND

    JPMorgan Equity Growth Fund..........................                                              $  3,228

    Class A..............................................       531       $   14,694     $27.65

    Class B..............................................       234       $    6,831     $26,86

    Class C..............................................        28       $      755     $26.84

    Select Class.........................................       908       $   25,562     $28.16
                                                                                        NET ASSET
                                                                                          VALUE          NET
                                                             SHARES                        PER        UNREALIZED
                                                           OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                           -----------    ----------    ---------    ------------

    ACQUIRING FUND

    One Group Large Cap Growth Fund......................                                              $288,347

    Class A..............................................    15,923       $  236,848     $14.88

    Class B..............................................    18,059       $  247,422     $13.70

    Class C..............................................       966       $   13,132     $13.58

    Class I..............................................    86,413       $1,263,817     $14.63

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 166

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

                                                                                        NET ASSET
                                                                                          VALUE          NET
                                                             SHARES                        PER        UNREALIZED
                                                           OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                           -----------    ----------    ---------    ------------
    POST REORGANIZATION
    JPMorgan Large Cap Growth Fund.......................                                              $291,575
    Class A..............................................    16,910       $  251,542     $14.88
    Class B..............................................    18,558       $  254,253     $13.70
    Class C..............................................     1,022       $   13,887     $13.58
    Select Class.........................................    88,160       $1,289,379     $14.63
                                                                                        NET ASSET
                                                                                          VALUE          NET
                                                             SHARES                        PER        UNREALIZED
                                                           OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                           -----------    ----------    ---------    ------------
    TARGET FUND
    JPMorgan Small Cap Growth Fund.......................                                              $    863
    Class A..............................................       176       $    1,524     $ 8.64
    Select Class.........................................       106       $      938     $ 8.82
    Institutional Class..................................       406       $    3,614     $ 8.91
    JPMorgan U.S. Small Company Opportunities Fund.......                                              $    801
    Select Class.........................................       594       $    6,200     $10.43
                                                                                        NET ASSET
                                                                                          VALUE          NET
                                                             SHARES                        PER        UNREALIZED
                                                           OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                           -----------    ----------    ---------    ------------
    ACQUIRING FUND
    One Group Small Cap Growth Fund......................                                              $ 70,105
    Class A..............................................     7,899       $   97,614     $12.36
    Class B..............................................     2,866       $   32,574     $11.36
    Class C..............................................     1,075       $   12,492     $11.62
    Class I..............................................    41,055       $  516,120     $12.57
                                                                                        NET ASSET
                                                                                          VALUE          NET
                                                             SHARES                        PER        UNREALIZED
                                                           OUTSTANDING    NET ASSETS      SHARE      APPRECIATION
                                                           -----------    ----------    ---------    ------------
    POST REORGANIZATION
    JPMorgan Small Cap Growth Fund.......................                                              $ 71,169
    Class A..............................................     8,023       $   99,138     $12.36
    Class B..............................................     2,866       $   32,574     $11.36
    Class C..............................................     1,075       $   12,492     $11.62
    Select Class.........................................    41,622       $  523,258     $12.57
    Institutional Class..................................       288       $    3,614     $12.57

Continued

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

10. TRANSFERS-IN-KIND

   For the period ended June 30, 2005, certain shareholders of the Funds redeemed Select Class shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds' portfolio securities. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

                                                                            REALIZED
                                             DATE           MARKET VALUE     GAINS             TYPE
                                       -----------------    ------------    --------    ------------------
   Diversified Mid Cap Growth Fund...   January 20, 2005      $239,349      $ 56,328    Redemption in-kind

   Diversified Mid Cap Value Fund....   January 20, 2005       256,774        69,816    Redemption in-kind

   Equity Index Fund.................  December 16, 2004       987,815       418,657    Redemption in-kind

   Intrepid Mid Cap Fund.............   January 20, 2005        92,369        15,028    Redemption in-kind

   Large Cap Growth Fund.............   January 20, 2005       262,457        80,613    Redemption in-kind

   Large Cap Value Fund..............   January 20, 2005       293,682        64,933    Redemption in-kind

   Small Cap Growth Fund.............   January 21, 2005        55,096        10,785    Redemption in-kind

   Small Cap Value Fund..............   February 1, 2005       140,566        44,416    Redemption in-kind

 168

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                            FUND COMPLEX
POSITIONS WITH                   PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE FUNDS                         DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
--------------------------   ------------------------------   ------------------   ------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong         Retired; Vice President &               118           None.
(1941); Trustee of Trust     Treasurer of Ingersoll-Rand
since 2005; Trustee of       Company (manufacturer of
heritage JPMorgan Funds      industrial equipment)
since 1987.                  (1972-2000).


Roland R. Eppley, Jr.        Retired; President & Chief              118           None.
(1932); Trustee of Trust     Executive Officer, Eastern
since 2005; Trustee of       States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.


John F. Finn (1947);         President and Chief Executive           117*          Director, Cardinal Health, Inc
Trustee of Trust since       Officer of Gardner, Inc.                              (CAH) (1994-present);
2005. Trustee of heritage    (wholesale distributor to                             Director, The Crane Group
One Group Funds since        outdoor power equipment                               (2003-present); Chairman, The
1998.                        industry) (1979-present).                             Columbus Association for the
                                                                                   Performing Arts (CAPA)
                                                                                   (2003-present).


Dr. Matthew Goldstein        Chancellor of the City                  118           Director, Albert Einstein
(1941); Trustee of Trust     University of New York                                School of Medicine
since 2005; Trustee of       (1999-present); President,                            (1998-present); Director of
heritage JPMorgan Funds      Adelphi University (New York)                         New Plan Excel Realty Trust,
since 2003.                  (1998-1999).                                          Inc. (real estate investment
                                                                                   trust) (2000-present);
                                                                                   Director of Lincoln Center
                                                                                   Institute for the Arts in
                                                                                   Education (1999-present).


Robert J. Higgins            Retired; Director of                    118           None.
(1945); Trustee of Trust     Administration of the State of
since 2005; Trustee of       Rhode Island (2003-2004);
heritage JPMorgan Funds      President -- Consumer Banking
since 2002.                  and Investment Services, Fleet
                             Boston Financial (1971-2001).


Peter C. Marshall            Self-employed business                  117*          None.
(1942); Trustee of Trust     consultant (2002-present);
since 2005. Trustee of       Senior Vice President, W.D.
heritage One Group Mutual    Hoard, Inc. (corporate parent
Funds since 1994.            of DCI Marketing, Inc.)
                             (2000-2002); President, DCI
                             Marketing, Inc. (1992-2000).


Marilyn McCoy                Vice President of                       117*          Director, Mather LifeWays
(1948); Trustee of Trust     Administration and Planning,                          (1994- present); Director,
since 2005. Trustee of       Northwestern University                               Carleton College
heritage One Group Mutual    (1985-present).                                       (2003-present).
Funds since 1999.


William G. Morton, Jr.       Retired; Chairman Emeritus              118           Director of Radio Shack
(1937); Trustee of Trust     (2001- 2002), and Chairman and                        Corporation (electronics)
since 2005; Trustee of       Chief Executive Officer,                              (1987- present); Director of
heritage JPMorgan Funds      Boston Stock Exchange                                 The National Football
since 2003.                  (1985-2001).                                          Foundation and College Hall of
                                                                                   Fame (1994-present); Trustee
                                                                                   of the Stratton Mountain
                                                                                   School (2001-present).



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
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JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                            FUND COMPLEX
POSITIONS WITH                   PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE FUNDS                         DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
--------------------------   ------------------------------   ------------------   ------------------------------
Robert A. Oden, Jr.          President, Carleton College             117*          Director, American University
(1946); Trustee of Trust     (2002- present); President,                           in Cairo.
since 2005; Trustee of       Kenyon College (1995-2002).
heritage One Group Mutual
Funds since 1997.


Fergus Reid, III (1932);     Chairman of Lumelite                    118           Trustee of Morgan Stanley
Trustee of Trust             Corporation (plastics                                 Funds (198 portfolios)
(Chairman) since 2005;       manufacturing) (2003-                                 (1995-present).
Trustee (Chairman) of        present); Chairman and Chief
heritage JPMorgan Funds      Executive Officer of Lumelite
since 1987.                  Corporation (1985-2002).


Frederick W. Ruebeck         Advisor, Jerome P. Green &              117*          Director, AMS Group (2001-
(1939); Trustee of Trust     Associates, LLC                                       present); Director, Wabash
since 2005. Trustee of       (broker-dealer)                                       College (1988-present);
heritage One Group Mutual    (2002-present); Chief                                 Trustee, Seabury-Western
Funds since 1994.            Investment Officer, Wabash                            Theological Seminary
                             College (2004- present);                              (1993-present); Chairman,
                             self-employed consultant                              Indianapolis Symphony
                             (2000-present); Director of                           Orchestra Foundation (1994-
                             Investments, Eli Lilly and                            present).
                             Company (1988-1999).


James J. Schonbachler        Retired; Managing Director of           118           None.
(1943); Trustee of Trust     Bankers Trust Company
since 2005; Trustee of       (financial services)
heritage JPMorgan Funds      (1968-1998).
since 2001.

INTERESTED TRUSTEE


Leonard M. Spalding, Jr.**   Retired; Chief Executive                118           Director, Glenview Trust
(1935); Trustee of Trust     Officer of Chase Mutual Funds                         Company, LLC (2001-present);
since 2005; Trustee of       (investment company)                                  Trustee, St. Catherine College
heritage JPMorgan Funds      (1989-1998); President & Chief                        (1998-present); Trustee,
since 1998.                  Executive Officer of Vista                            Bellarmine University
                             Capital Management (investment                        (2000-present); Director,
                             management) (1990-1998); Chief                        Springfield-Washington County
                             Investment Executive of Chase                         Economic Development Authority
                             Manhattan Private Bank                                (1997-present); Trustee,
                             (investment management) (1990-                        Marion and Washington County,
                             1998).                                                Kentucky Airport Board
                                                                                   (1998-present); Trustee,
                                                                                   Catholic Education Foundation
                                                                                   (2005-present).

------------
 (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees serves currently includes nine registered investment companies (118 funds).

 * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                  DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2005)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2005)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was Vice President of Finance
(2005)                         for the Pierpont Group, Inc., an independent company owned by the Board of Directors/ Trustees of the JPMorgan Funds,
                               prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2005)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President and      was head of Fund Administration -- Pooled Vehicles from 2000
Chief Compliance Officer       to 2004. Mr. Ungerman held a number of positions in
(2005)                         Prudential Financial's asset management business prior to
                               2000.

Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005;Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2005)*    Distribution Services, Inc.; From 1999 to 2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration. Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.



JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                  DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
Christopher D. Walsh           Vice President, JPMorgan Funds Management, Inc. Mr. Walsh
(1965), Assistant Treasurer    has managed all aspects of institutional and retail mutual
(2005)                         fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.


Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA
   02108.


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 172

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
DECEMBER 31, 2005

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                                    EXPENSES PAID
                                                             BEGINNING            ENDING               DURING
                                                           ACCOUNT VALUE,     ACCOUNT VALUE,       JULY 1, 2005 TO      ANNUALIZED
                                                            JULY 1, 2005     DECEMBER 31, 2005    DECEMBER 31, 2005    EXPENSE RATIO
                                                           --------------    -----------------    -----------------    -------------
DIVERSIFIED MID CAP GROWTH FUND
  Class A               Actual...........................    $1,000.00           $1,074.60             $ 6.48              1.24%
                        Hypothetical.....................    $1,000.00           $1,018.95             $ 6.31              1.24%
  Class B               Actual...........................    $1,000.00           $1,071.20             $ 9.87              1.89%
                        Hypothetical.....................    $1,000.00           $1,015.68             $ 9.60              1.89%
  Class C               Actual...........................    $1,000.00           $1,071.30             $ 9.87              1.89%
                        Hypothetical.....................    $1,000.00           $1,015.68             $ 9.60              1.89%
  Select Class          Actual...........................    $1,000.00           $1,076.30             $ 5.18              0.99%
                        Hypothetical.....................    $1,000.00           $1,020.21             $ 5.04              0.99%
  Ultra                 Actual...........................    $1,000.00           $1,077.00             $ 4.66              0.89%
                        Hypothetical.....................    $1,000.00           $1,020.72             $ 4.53              0.89%
DIVERSIFIED MID CAP VALUE FUND
  Class A               Actual...........................    $1,000.00           $1,039.40             $ 6.32              1.23%
                        Hypothetical.....................    $1,000.00           $1,019.00             $ 6.26              1.23%
  Class B               Actual...........................    $1,000.00           $1,036.80             $ 9.45              1.84%
                        Hypothetical.....................    $1,000.00           $1,015.93             $ 9.35              1.84%
  Class C               Actual...........................    $1,000.00           $1,036.80             $ 9.45              1.84%
                        Hypothetical.....................    $1,000.00           $1,015.93             $ 9.35              1.84%
  Select Class          Actual...........................    $1,000.00           $1,041.10             $ 5.04              0.98%
                        Hypothetical.....................    $1,000.00           $1,020.27             $ 4.99              0.98%
  Ultra                 Actual...........................    $1,000.00           $1,041.20             $ 4.32              0.84%
                        Hypothetical.....................    $1,000.00           $1,020.97             $ 4.28              0.84%


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED), CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
DECEMBER 31, 2005

                                                                                                    EXPENSES PAID
                                                             BEGINNING            ENDING               DURING
                                                           ACCOUNT VALUE,     ACCOUNT VALUE,       JULY 1, 2005 TO      ANNUALIZED
                                                            JULY 1, 2005     DECEMBER 31, 2005    DECEMBER 31, 2005    EXPENSE RATIO
                                                           --------------    -----------------    -----------------    -------------
EQUITY INCOME FUND
  Class A               Actual...........................    $1,000.00           $1,025.40             $ 5.87              1.15%
                        Hypothetical.....................    $1,000.00           $1,019.41             $ 5.85              1.15%
  Class B               Actual...........................    $1,000.00           $1,023.00             $ 8.41              1.65%
                        Hypothetical.....................    $1,000.00           $1,016.89             $ 8.39              1.65%
  Class C               Actual...........................    $1,000.00           $1,022.30             $ 8.41              1.65%
                        Hypothetical.....................    $1,000.00           $1,016.89             $ 8.39              1.65%
  Select Class          Actual...........................    $1,000.00           $1,026.60             $ 4.55              0.89%
                        Hypothetical.....................    $1,000.00           $1,020.72             $ 4.53              0.89%
EQUITY INDEX FUND
  Class A               Actual...........................    $1,000.00           $1,055.50             $ 2.33              0.45%
                        Hypothetical.....................    $1,000.00           $1,022.94             $ 2.29              0.45%
  Class B               Actual...........................    $1,000.00           $1,051.30             $ 6.20              1.20%
                        Hypothetical.....................    $1,000.00           $1,019.16             $ 6.11              1.20%
  Class C               Actual...........................    $1,000.00           $1,051.40             $ 6.20              1.20%
                        Hypothetical.....................    $1,000.00           $1,019.16             $ 6.11              1.20%
  Select Class          Actual...........................    $1,000.00           $1,056.80             $ 1.04              0.20%
                        Hypothetical.....................    $1,000.00           $1,024.20             $ 1.02              0.20%
INTERNATIONAL EQUITY INDEX FUND
  Class A               Actual...........................    $1,000.00           $1,169.30             $ 5.85              1.07%
                        Hypothetical.....................    $1,000.00           $1,019.81             $ 5.45              1.07%
  Class B               Actual...........................    $1,000.00           $1,164.90             $ 9.77              1.79%
                        Hypothetical.....................    $1,000.00           $1,016.18             $ 9.10              1.79%
  Class C               Actual...........................    $1,000.00           $1,164.50             $ 9.77              1.79%
                        Hypothetical.....................    $1,000.00           $1,016.18             $ 9.10              1.79%
  Select Class          Actual...........................    $1,000.00           $1,170.70             $ 4.49              0.82%
                        Hypothetical.....................    $1,000.00           $1,021.07             $ 4.18              0.82%
INTREPID MID CAP FUND
  Class A               Actual...........................    $1,000.00           $1,096.80             $ 6.45              1.22%
                        Hypothetical.....................    $1,000.00           $1,019.06             $ 6.21              1.22%
  Class B               Actual...........................    $1,000.00           $1,093.00             $ 9.65              1.83%
                        Hypothetical.....................    $1,000.00           $1,015.98             $ 9.30              1.83%
  Class C               Actual...........................    $1,000.00           $1,093.50             $ 9.60              1.82%
                        Hypothetical.....................    $1,000.00           $1,016.03             $ 9.25              1.82%
  Select Class          Actual...........................    $1,000.00           $1,098.60             $ 5.13              0.97%
                        Hypothetical.....................    $1,000.00           $1,020.32             $ 4.94              0.97%
  Ultra                 Actual...........................    $1,000.00           $1,098.70             $ 4.34              0.82%
                        Hypothetical.....................    $1,000.00           $1,021.07             $ 4.18              0.82%
LARGE CAP GROWTH FUND
  Class A               Actual...........................    $1,000.00           $1,081.60             $ 6.51              1.24%
                        Hypothetical.....................    $1,000.00           $1,018.95             $ 6.31              1.24%
  Class B               Actual...........................    $1,000.00           $1,078.50             $ 9.33              1.78%
                        Hypothetical.....................    $1,000.00           $1,016.23             $ 9.05              1.78%
  Class C               Actual...........................    $1,000.00           $1,079.20             $ 9.33              1.78%
                        Hypothetical.....................    $1,000.00           $1,016.23             $ 9.05              1.78%
  Select Class          Actual...........................    $1,000.00           $1,083.60             $ 5.20              0.99%
                        Hypothetical.....................    $1,000.00           $1,020.21             $ 5.04              0.99%
  Ultra                 Actual...........................    $1,000.00           $1,084.30             $ 4.15              0.79%
                        Hypothetical.....................    $1,000.00           $1,021.22             $ 4.02              0.79%


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

 174

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED), CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
DECEMBER 31, 2005

                                                                                                    EXPENSES PAID
                                                             BEGINNING            ENDING               DURING
                                                           ACCOUNT VALUE,     ACCOUNT VALUE,       JULY 1, 2005 TO      ANNUALIZED
                                                            JULY 1, 2005     DECEMBER 31, 2005    DECEMBER 31, 2005    EXPENSE RATIO
                                                           --------------    -----------------    -----------------    -------------
LARGE CAP VALUE FUND
  Class A               Actual...........................    $1,000.00           $1,040.20             $ 5.50              1.07%
                        Hypothetical.....................    $1,000.00           $1,019.81             $ 5.45              1.07%
  Class B               Actual...........................    $1,000.00           $1,037.70             $ 8.06              1.57%
                        Hypothetical.....................    $1,000.00           $1,017.29             $ 7.98              1.57%
  Class C               Actual...........................    $1,000.00           $1,036.80             $ 8.06              1.57%
                        Hypothetical.....................    $1,000.00           $1,017.29             $ 7.98              1.57%
  Select Class          Actual...........................    $1,000.00           $1,041.40             $ 4.22              0.82%
                        Hypothetical.....................    $1,000.00           $1,021.07             $ 4.18              0.82%
  Ultra                 Actual...........................    $1,000.00           $1,042.60             $ 2.93              0.57%
                        Hypothetical.....................    $1,000.00           $1,022.33             $ 2.91              0.57%
MARKET EXPANSION INDEX FUND
  Class A               Actual...........................    $1,000.00           $1,067.20             $ 3.18              0.61%
                        Hypothetical.....................    $1,000.00           $1,022.13             $ 3.11              0.61%
  Class B               Actual...........................    $1,000.00           $1,063.80             $ 7.02              1.35%
                        Hypothetical.....................    $1,000.00           $1,018.40             $ 6.87              1.35%
  Class C               Actual...........................    $1,000.00           $1,063.70             $ 7.02              1.35%
                        Hypothetical.....................    $1,000.00           $1,018.40             $ 6.87              1.35%
  Select Class          Actual...........................    $1,000.00           $1,069.20             $ 1.88              0.36%
                        Hypothetical.....................    $1,000.00           $1,023.39             $ 1.84              0.36%
MULTI CAP MARKET NEUTRAL FUND
  Class A               Actual...........................    $1,000.00           $1,008.30             $12.00              2.37%
                        Hypothetical.....................    $1,000.00           $1,013.26             $12.03              2.37%
  Class B               Actual...........................    $1,000.00           $1,004.70             $15.77              3.12%
                        Hypothetical.....................    $1,000.00           $1,009.48             $15.80              3.12%
  Class C               Actual...........................    $1,000.00           $1,003.90             $15.76              3.12%
                        Hypothetical.....................    $1,000.00           $1,009.48             $15.80              3.12%
  Select Class          Actual...........................    $1,000.00           $1,008.70             $10.73              2.12%
                        Hypothetical.....................    $1,000.00           $1,014.52             $10.76              2.12%
SMALL CAP GROWTH FUND
  Class A               Actual...........................    $1,000.00           $1,084.20             $ 6.57              1.25%
                        Hypothetical.....................    $1,000.00           $1,018.90             $ 6.36              1.25%
  Class B               Actual...........................    $1,000.00           $1,080.40             $ 9.70              1.85%
                        Hypothetical.....................    $1,000.00           $1,015.88             $ 9.40              1.85%
  Class C               Actual...........................    $1,000.00           $1,080.20             $ 9.70              1.85%
                        Hypothetical.....................    $1,000.00           $1,015.88             $ 9.40              1.85%
  Select Class          Actual...........................    $1,000.00           $1,085.10             $ 5.26              1.00%
                        Hypothetical.....................    $1,000.00           $1,020.16             $ 5.09              1.00%
  Institutional Class   Actual...........................    $1,000.00           $1,085.90             $ 4.47              0.85%
                        Hypothetical.....................    $1,000.00           $1,020.92             $ 4.33              0.85%
SMALL CAP VALUE FUND
  Class A               Actual...........................    $1,000.00           $1,051.00             $ 6.46              1.25%
                        Hypothetical.....................    $1,000.00           $1,018.90             $ 6.36              1.25%
  Class B               Actual...........................    $1,000.00           $1,047.80             $ 9.55              1.85%
                        Hypothetical.....................    $1,000.00           $1,015.88             $ 9.40              1.85%
  Class C               Actual...........................    $1,000.00           $1,047.90             $ 9.55              1.85%
                        Hypothetical.....................    $1,000.00           $1,015.88             $ 9.40              1.85%
  Select Class          Actual...........................    $1,000.00           $1,052.20             $ 5.17              1.00%
                        Hypothetical.....................    $1,000.00           $1,020.16             $ 5.09              1.00%
  Ultra                 Actual...........................    $1,000.00           $1,052.90             $ 4.40              0.85%
                        Hypothetical.....................    $1,000.00           $1,020.92             $ 4.33              0.85%


JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED), CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
DECEMBER 31, 2005

                                                                                                    EXPENSES PAID
                                                             BEGINNING            ENDING               DURING
                                                           ACCOUNT VALUE,     ACCOUNT VALUE,       JULY 1, 2005 TO      ANNUALIZED
                                                            JULY 1, 2005     DECEMBER 31, 2005    DECEMBER 31, 2005    EXPENSE RATIO
                                                           --------------    -----------------    -----------------    -------------
TECHNOLOGY FUND
  Class A               Actual...........................    $1,000.00           $1,090.70             $ 8.17              1.55%
                        Hypothetical.....................    $1,000.00           $1,017.39             $ 7.88              1.55%
  Class B               Actual...........................    $1,000.00           $1,084.30             $12.08              2.30%
                        Hypothetical.....................    $1,000.00           $1,013.61             $11.67              2.30%
  Class C               Actual...........................    $1,000.00           $1,086.70             $12.10              2.30%
                        Hypothetical.....................    $1,000.00           $1,013.61             $11.67              2.30%
  Select Class          Actual...........................    $1,000.00           $1,089.40             $ 6.85              1.30%
                        Hypothetical.....................    $1,000.00           $1,018.65             $ 6.61              1.30%


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BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from each Fund's adviser (each an "Adviser") and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of

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--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

FALL-OUT BENEFITS

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

ECONOMIES OF SCALE

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE FUND'S SENIOR OFFICER

The Trustees noted that, upon their direction, the Senior Officer for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Equity Income Fund, Equity Index Fund, International Equity Index Fund, Intrepid Mid Cap Fund, Large Cap Growth Fund, Large Cap Value Fund, Market Expansion Index Fund, Multi-Cap Market Neutral Fund, Small Cap Growth Fund, Small Cap Value Fund, Technology Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer's report as noted in the Investment Performance section of this report.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Fund's performance against its benchmark and considered the performance information provided for the Fund at regular Board


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BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Fund's investment performance is summarized below:

The Trustees noted that the performance of the Diversified Mid Cap Growth Fund was within a reasonable range of the Universe Group median.

The Trustees recognized that the one, three and five year performance of the Diversified Mid Cap Value Fund lagged that of its Universe Group. The Trustees and the Senior Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees recognized that the one, three and five year performance of the Equity Income Fund lagged that of its Universe Group. The Trustees and the Senior Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance of the one, three and five year periods of the Equity Index Fund had been acceptably consistent with that of its index.

The Trustees noted that the performance of the International Equity Index Fund had been acceptably consistent with that of its index.

The Trustees noted that although the three and five year performance of the Intrepid Mid Cap Fund lagged that of its Universe Group, the Fund's one-year performance demonstrated improvement as the Fund had outperformed the median of its Universe Group. The Trustees found such performance satisfactory in view of the recent improvement. However, the Trustees accepted the Senior Officer's recommendation that, while considering the Fund's portfolio management team change within the past year, the Board's Equity Investment Sub-Committee would review the Fund's performance at each quarterly board meeting until improved performance is demonstrated over a period of time.

The Trustees recognized that the one, three and five year performance of the Large Cap Growth Fund lagged that of its Universe Group. The Trustees and the Senior Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance of the Large Cap Value Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees noted that the performance of the one, three and five year periods of the Market Expansion Index Fund had been acceptably consistent with that of its index.

The Trustees noted that the performance of the Multi-Cap Market Neutral Fund was better than that of its Universe Group median for the one year period.

The Trustees noted that the performance of the one, three and five year periods of the Small Cap Growth Fund was better than that of its Universe Group median.

The Trustees recognized that the one and three year performance of the Small Cap Value Fund lagged that of its Universe Group. The Trustees and the Senior Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance of the Technology Fund was within a reasonable range of the Universe Group median.

ADVISORY FEES AND EXPENSE RATIOS

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that

JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

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JPMORGAN EQUITY FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Diversified Mid Cap Growth Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the net advisory fee and total actual expenses were also within a reasonable range of the median of its Universe Group.

The Trustees noted that the Diversified Mid Cap Value Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the total actual expenses were also within a reasonable range of the median of its Universe Group.

The Trustees noted that the Equity Income Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that although the Equity Index Fund's contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were lower than the median of its Universe Group.

The Trustees noted that the International Equity Index Fund's contractual and net advisory fee rates were higher than the majority of its Peer Group and Universe Group, respectively, and the total actual expenses were within a reasonable range of the median of its Universe Group. The Trustees also considered the fact that the majority of the funds in the Fund's Universe Group, which consisted of only eight funds, were managed against a benchmark that did not include an emerging market component and concluded that the fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that, the total actual expenses were lower than the median of its Universe Group.

The Trustees noted that the Large Cap Growth Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Market Expansion Index Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the total actual expenses were lower than the median of its Universe Group.

The Trustees noted that the Small Cap Growth Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were lower than the median of its Universe Group.

The Trustees noted that the Small Cap Value Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the net advisory fee was lower than the median of its Universe Group.

The Trustees noted that although the Technology Fund's contractual advisory fee was higher than the median of the Fund's Peer Group, the fee was considered reasonable recognizing that the net advisory fee was lower than the median of its Universe Group.


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

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JPMORGAN FUNDS         EQUITY FUNDS SEMI-ANNUAL REPORT         December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http: //www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds' website at www.jpmorganfunds.com.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to its Advisor. A copy of the Fund's voting record for the 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


                                                                [JPMORGAN LOGO]
                                                                Asset Management

TOG-F-041(2/06)

                              SEMI - ANNUAL REPORT

                 SIX MONTHS ENDED DECEMBER 31, 2005 (UNAUDITED)

                                 JPMorgan Funds

                                 Investor Funds

                JPMorgan Investor Balanced Fund
                JPMorgan Investor Conservative Growth Fund
                JPMorgan Investor Growth Fund
                JPMorgan Investor Growth & Income Fund






                                                [JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Performance Review ...............................    3

Schedules of Portfolio Investments .........................   11

Statements of Assets and Liabilities .......................   15

Statements of Operations ...................................   16

Statements of Changes in Net Assets ........................   17

Financial Highlights .......................................   22

Notes to Financial Statements ..............................   30

Trustees ...................................................   36

Officers ...................................................   38

Schedule of Shareholder Expenses ...........................   40
Board Approval of Renewal of Investment Advisory
   Agreements ..............................................   42

HIGHLIGHTS

- U.S. equity market overcame several challenges

- FOMC raised rates at a measured pace

- Outlook for equity markets somewhat mixed

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 2

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Investor Funds. Inside, you'll find information detailing the performance of the Funds for the six months ended December 31, 2005.

STOCKS PRODUCE SOLID RETURNS
The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced respectable returns during the reporting period.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation. After a series of nine rate hikes from June 2004 through June 2005, the FOMC raised rates four additional times during the six-month reporting period. All told, short-term rates moved to 4.25% by the end of 2005. Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace over the period. Following gross domestic product (GDP) growth of 3.8% in the first quarter of the year, second quarter GDP was 3.1%. While this was still a solid gain, higher oil prices, which surpassed $70 a barrel, were cited as a reason for the fall in GDP. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter.

MIXED STOCK PERFORMANCE
The broad stock market, as measured by the S&P 500 Index, returned 5.77% during the six months ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year -- similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively -- this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the six-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 8.41%. Large- and small-capitalization stocks generated relatively similar performance over the period, as the Russell 1000 Index and Russell 2000 Index returned 6.15% and 5.88%, respectively.

OUTLOOK
As we begin the new year, the outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices, and the possibility of the FOMC ending its rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with your investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR BALANCED FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
For the six-month period ended December 31, 2005, the Fund posted a total return of 3.92% (Select Class shares). Generally, the Fund's allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests equally in equity and fixed income securities. As a result, the Fund's performance is compared both to a broad-based equity and fixed income benchmark. The Fund's fixed income benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 0.16 %, while the Fund's equity benchmark, the Russell 3000 Index, returned 6.13%. The Fund's equity benchmark changed from the S&P SuperComposite 1500 Index to the Russell 3000 Index, effective November 1, 2005.

The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.*

WHY DID THE FUND PERFORM THIS WAY?
The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities, and assets such as below investment grade high-yield bonds (also known as junk bonds), market-neutral strategies, and real estate investment trusts (REITs). Bonds struggled as investors grappled with the extent of the Federal Reserve's rate-tightening campaign, a relatively robust economy and the impact rising energy prices would have on inflation. Short-term yields increased along with the Fed's rate hikes, while long-term yields remained relatively stable creating a flat yield curve vulnerable to inversion by year-end. A favorable earnings environment combined with a healthy pace of economic growth helped stocks advance 6.13% during the period, as measured by the Russell 3000 Index.

The Fund's asset allocation strategy added value during the period. The Fund realized additional return from the JPMorgan U.S. Real Estate Fund and the JPMorgan Small Cap Value Fund, while the JPMorgan Equity Income Fund and JPMorgan Large Cap Value Fund detracted from performance.

HOW WAS THE FUND MANAGED?
The Fund was managed to achieve a long-term, risk-return profile similar to a fund that invests equally in equity and fixed income securities. The Fund finished 2005 with an asset allocation of 45% in equity funds, 38% in bond funds and 17% in alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies as well as real estate investment trusts [REITs]). Within each asset class, the underlying funds in which the Fund invests were broadly diversified among large-, mid-, and small-cap stocks, along with international growth and value stocks and investment-grade bonds. In addition, the underlying funds in which the Fund invests utilized alternative investments, including high-yield bonds, market-neutral strategies and REITs.

Along with maintaining broadly diversified portfolios, we attempt to add value for shareholders through "tactical" allocation moves within asset classes. These are shorter-term, small "bets" we place on different styles, given the economic and market environments. Compared to the Fund's target weightings, the portfolio was tactically overweight by 2% in equities (1% each in large-cap and international stocks), 1% underweight in core bonds and 1% underweight in alternative investments (REITs). Exposure to international stocks helped the Fund's asset mix, because foreign stocks outperformed U.S. stocks. Our tactical bets also added value, because, on a relative basis, large-cap stocks outperformed core bonds, and international stocks outperformed REITs.

WHAT IS THE OUTLOOK FOR THE FUND?
The Fund remains diversified among equity, fixed income and alternative investments, with specific allocations based on our long-term return and risk assumptions. Looking ahead, our bias is to increase exposure to alternative investments, such as high-yield bonds, market-neutral strategies as well as REITs, in an effort to minimize the Fund's downside risk while preserving return potential.

FUND FACTS
Fund Inception .............................................   December 10, 1996
Fiscal Year-End ............................................   June 30
Net Assets as of 12/31/2005 (in Thousands) .................   $1,794,465
Primary Fixed Income Benchmark .............................   Lehman Brothers Intermediate Aggregate Bond Index
Primary Equity Benchmark (a) ...............................   Russell 3000 Index

---------------
* The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

(a) The Board of Trustees approved changing the equity benchmark for the Fund to the Russell 3000 Index. The benchmark change was effective November 1, 2005.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 4

JPMORGAN INVESTOR BALANCED FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

---------------------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Returns as of December 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
                                                         Inception
                                                       Date of Class          1 Year             5 Year           Since Inception
---------------------------------------------------------------------------------------------------------------------------------
 Class A Shares                                          12/10/96
  Without Sales Charge                                                          4.87%             3.87%                6.74%
  With Sales Charge*                                                           (0.63)%            2.76%                6.11%
---------------------------------------------------------------------------------------------------------------------------------
 Class B Shares                                          12/10/96
  Without CDSC                                                                  4.24%             3.13%                6.08%
  With CDSC**                                                                  (0.76)%            2.77%                6.08%
---------------------------------------------------------------------------------------------------------------------------------
 Class C Shares                                            7/1/97
  Without CDSC                                                                  4.20%             3.14%                6.00%
  With CDSC***                                                                  3.20%             3.14%                6.00%
------------------------------------------------------------------------------------------------------------------------------
 Select Class Shares                                     12/10/96               5.12%             4.14%                7.03%
------------------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE
[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                     LEHMAN
                                                    BROTHERS
                                                  INTERMEDIATE                             S&P
                                                    AGGREGATE       RUSSELL 3000     SUPERCOMPOSITE      LIPPER MIX
                                SELECT CLASS       BOND INDEX           INDEX          1500 INDEX           INDEX
                                ------------      ------------      ------------     --------------      --------
12/96                             996054.00         994067.00         987960.00         983660.00         986500.00
12/97                            1164665.00        1078250.00        1301973.00        1307541.00        1170980.00
12/98                            1353899.00        1162888.00        1616217.00        1651677.00        1381650.00
12/99                            1470565.00        1174311.00        1954067.00        1986149.00        1502190.00
12/00                            1511290.00        1299064.00        1808286.00        1847501.00        1529550.00
12/01                            1480311.00        1411727.00        1601073.00        1650996.00        1489520.00
12/02                            1368492.00        1545954.00        1256200.00        1299222.00        1395630.00
12/03                            1621227.00        1604780.00        1646330.00        1683815.00        1579280.00
12/04                            1760931.00        1664834.00        1843024.00        1882233.00        1668060.00
12/05                            1851067.00        1698232.00        1955814.00        1988537.00        1732430.00

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on December 10, 1996. Historical performance shown for Class C Shares prior to their inception is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Balanced Fund, the Lehman Brothers Intermediate Aggregate Bond Index, the Russell 3000 Index, the S&P SuperComposite 1500 Index and the Lipper Mix Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mix Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P SuperComposite 1500 Index represents large and small companies in the U.S. stock market. The equity index for the Fund has changed from the S&P SuperComposite 1500 Index to the Russell 3000 Index in order to provide a more widely recognized and meaningful reference for Fund shareholders. The Lipper Mix Index consists of the average monthly returns of the Lipper Large Cap Core Funds Index (50%) and the Lipper Intermediate U.S. Government Fund Index (50%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
For the six-month period ended December 31, 2005, the Fund posted a total return of 2.27% (Select Class shares). Generally, the Fund's allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 70% in fixed income securities and 30% in equity securities. As a result, the Fund's performance is compared both to a broad-based fixed income and equity benchmark. The Fund's fixed income benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 0.16%, while the Fund's equity benchmark, the Russell 3000 Index, returned 6.13%.

The Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.*

WHY DID THE FUND PERFORM THIS WAY?
The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities, and assets such as below investment grade high-yield bonds (also known as junk bonds), market-neutral strategies, and real estate investment trusts (REITs). Bonds struggled as investors grappled with the extent of the Federal Reserve's rate-tightening campaign, a relatively robust economy, and the impact rising energy prices would have on inflation. Short-term yields increased along with the Fed's rate hikes, while long-term yields remained relatively stable, creating a flat yield curve vulnerable to inversion by year-end. A favorable earnings environment combined with a healthy pace of economic growth helped stocks advance 6.13% during the period, as measured by the Russell 3000 Index.

The Fund's asset allocation strategy added value during the period. The Fund realized additional return from the JPMorgan U.S. Real Estate Fund and the JPMorgan Small Cap Value Fund, while the JPMorgan Equity Income Fund and JPMorgan Large Cap Value Fund detracted from performance.

HOW WAS THE FUND MANAGED?
The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invests in fixed-income securities and moderately in equity securities.

The Fund finished 2005 with an asset allocation of 25% in equity funds, 59% in bond funds and 16% in alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies as well as real estate investment trusts [REITs]). Within each asset class, the underlying funds in which the Fund invests were broadly diversified among large-, mid-, and small-cap stocks along with international growth and value stocks, and investment-grade bonds. In addition, the underlying fixed income funds and equity funds in which the Fund invests, utilized alternative investments, including high-yield bonds, market-neutral strategies and REITs.

Along with maintaining broadly diversified portfolios, we attempt to add value for shareholders through "tactical" allocation moves within asset classes. These are shorter-term, small "bets" we place on different styles, given the economic and market environments. Compared to the Fund's target weightings, the portfolio was tactically overweight by 2% in equities (1% each in large-cap and international stocks), 1% underweight in core bonds and 1% underweight in alternative investments (REITs). Exposure to international stocks helped the Fund's asset mix, because foreign stocks outperformed U.S. stocks. Our tactical bets also added value, because, on a relative basis, large-cap stocks outperformed core bonds, and international stocks outperformed REITs.

WHAT IS THE OUTLOOK FOR THE FUND?
The Fund remains diversified among equity, fixed-income and alternative investments, with specific allocations based on our long-term return and risk assumptions. Looking ahead, our bias is to increase exposure to alternative investments, such as high-yield bonds, and market-neutral strategies as well as REITs, in an effort to minimize the Fund's downside risk while preserving return potential.

FUND FACTS
Fund Inception .............................................   December 10, 1996
Fiscal Year-End ............................................   June 30
Net Assets as of 12/31/2005 (in Thousands) .................   $807,157
Primary Fixed Income Benchmark .............................   Lehman Brothers Intermediate Aggregate Bond Index
Primary Equity Benchmark ...................................   Russell 3000 Index

---------------
* The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 6

JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Average Annual Total
                                                                                              Returns as of December 31,
                                                                                                         2005
------------------------------------------------------------------------------------------------------------------------------
                                                                      Inception                                        Since
                                                                    Date of Class        1 Year        5 Year        Inception
------------------------------------------------------------------------------------------------------------------------------
 Class A Shares                                                       12/10/96
  Without Sales Charge                                                                    3.61%        3.96%            5.69%
  With Sales Charge*                                                                     (1.81)%       2.85%            5.06%
------------------------------------------------------------------------------------------------------------------------------
 Class B Shares                                                       12/10/96
  Without CDSC                                                                            2.95%        3.22%            5.02%
  With CDSC**                                                                            (2.05)%       2.86%            5.02%
------------------------------------------------------------------------------------------------------------------------------
 Class C Shares                                                         7/1/97
  Without CDSC                                                                            2.96%        3.22%            4.94%
  With CDSC***                                                                            1.96%        3.22%            4.94%
------------------------------------------------------------------------------------------------------------------------------
 Select Class Shares                                                  12/10/96            3.86%        4.23%            6.00%
------------------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                    LEHMAN BROTHERS
                                                     INTERMEDIATE
                                                    AGGREGATE BOND
                                 SELECT CLASS            INDEX         RUSSELL 3000 INDEX   LIPPER MIX INDEX
                                 ------------       ---------------    ------------------   ----------------
12/96                             1000000.00           994067.00            987960.00           988460.00
12/97                             1120302.00          1078250.00           1301973.00          1132600.00
12/98                             1251475.00          1162888.00           1616217.00          1292790.00
12/99                             1307872.00          1174311.00           1954067.00          1352480.00
12/00                             1377887.00          1299064.00           1808286.00          1427510.00
12/01                             1397406.00          1411727.00           1601073.00          1448620.00
12/02                             1368920.00          1545954.00           1256200.00          1449480.00
12/03                             1536326.00          1604780.00           1646330.00          1575440.00
12/04                             1631871.00          1664834.00           1843024.00          1646770.00
12/05                             1694914.00          1698232.00           1955814.00          1697388.00

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on December 10, 1996. Historical performance shown for Class C Shares prior to their inception is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Conservative Growth Fund, the Lehman Brothers Intermediate Aggregate Bond Index, the Russell 3000 Index and the Lipper Mix Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mix Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Mix Index consists of the average monthly returns of the Lipper Large Cap Core Funds Index (30%) and the Lipper Intermediate U.S. Government Fund Index (70%).

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
For the six-month period ended December 31, 2005, the Fund posted a total return of 6.83% (Select Class shares). Generally, the Fund's allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 90% in equity securities and 10% in fixed income securities. As a result, the Fund's performance is compared both to a broad-based equity and fixed income benchmark. The Fund's equity benchmark, the Russell 3000 Index, returned 6.13%, while the Fund's fixed income benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 0.16%. The Fund's equity benchmark changed from the S&P SuperComposite 1500 Index to the Russell 3000 Index, effective November 1, 2005.

The Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.*

WHY DID THE FUND PERFORM THIS WAY?
The Fund invests in underlying JPMorgan Funds that invest primarily in equities. The Fund also invests in underlying funds that invest in fixed income securities and assets such as below investment grade high-yield bonds (also known as junk bonds), market-neutral strategies, and real estate investment trusts (REITs). A favorable earnings environment combined with a healthy pace of economic growth helped stocks, as measured by the Russell 3000 Index, to advance 6.13% during the period,. Bonds struggled as investors grappled with the extent of the Federal Reserve's rate-tightening campaign, a relatively robust economy and the impact rising energy prices would have on inflation. Short-term yields increased along with the Fed's rate hikes, while long-term yields remained relatively stable, creating a flat yield curve vulnerable to inversion by year-end.

The Fund's asset allocation strategy added value during the period. The Fund realized additional return from the JPMorgan U.S. Real Estate Fund and the JPMorgan Small Cap Value Fund, while the JPMorgan Equity Income Fund and JPMorgan Large Cap Value Fund detracted from performance.

HOW WAS THE FUND MANAGED?
The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invests in equity securities. The Fund finished the fiscal year with an asset allocation of 84% in equity funds, 4% in bond funds and 12% in alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies, and real estate investment trusts [REITs]). Within each asset class, the underlying funds in which the Fund invests were broadly diversified between large-, mid-, and small-cap stocks along with international growth and value stocks, and investment-grade bonds. In addition, the underlying funds in which the Fund invests utilized alternative investments, including high-yield bonds, market neutral strategies and REITs.

Along with maintaining broadly diversified portfolios, we attempt to add value for shareholders through "tactical" allocation moves within asset classes. These are shorter-term, small "bets" we place on different styles, given the economic and market environments. Compared to the Fund's target weightings, the portfolio was tactically overweight by 2% in equities (1% each in large-cap and international stocks), 1% underweight in core bonds and 1% underweight in alternative investments (REITs). Exposure to international stocks helped the Fund's asset mix, because foreign stocks outperformed U.S. stocks. Our tactical bets also added value, because, on a relative basis, large-cap stocks outperformed core bonds, and international stocks outperformed REITs.

WHAT IS THE OUTLOOK FOR THE FUND?
The Fund remains diversified among equity, fixed income and alternative investments, with specific allocations based on our long-term return and risk assumptions. Looking ahead, our bias is to increase exposure to the alternative investments, such as high-yield bonds, market-neutral strategies, and REITs, in an effort to minimize the Fund's downside risk while preserving return potential.

FUND FACTS
Fund Inception..............................................   December 10, 1996
Fiscal Year-End.............................................   June 30
Net Assets as of 12/31/2005 (in Thousands)..................   $1,223,322
Primary Equity Benchmark (a)................................   Russell 3000 Index
Primary Fixed Income Benchmark..............................   Lehman Brothers Intermediate Aggregate Bond Index

---------------
* The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

(a) The Board of Trustees approved changing the equity benchmark for the Fund to the Russell 3000 Index. The benchmark change was effective November 1, 2005.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 8

JPMORGAN INVESTOR GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Average Annual Total
                                                                                              Returns as of December 31,
                                                                                                         2005
------------------------------------------------------------------------------------------------------------------------------
                                                                      Inception                                        Since
                                                                    Date of Class        1 Year        5 Year        Inception
------------------------------------------------------------------------------------------------------------------------------
 Class A Shares                                                       12/10/96
  Without Sales Charge                                                                    6.76%        2.51%            7.81%
  With Sales Charge*                                                                      1.15%        1.41%            7.17%
------------------------------------------------------------------------------------------------------------------------------
 Class B Shares                                                       12/10/96
  Without CDSC                                                                            6.02%        1.77%            7.25%
  With CDSC**                                                                             1.02%        1.39%            7.25%
------------------------------------------------------------------------------------------------------------------------------
 Class C Shares                                                         7/1/97
  Without CDSC                                                                            6.04%        1.77%            7.16%
  With CDSC***                                                                            5.04%        1.77%            7.16%
------------------------------------------------------------------------------------------------------------------------------
 Select Class Shares                                                  12/10/96            6.94%        2.75%            8.13%
------------------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                                                         LEHMAN
                                                                                        BROTHERS
                                                                        SUPER         INTERMEDIATE
                                                  RUSSELL 3000        COMPOSITE         AGGREGATE        LIPPER MIX
                                SELECT CLASS          INDEX          1500 INDEX           BOND              INDEX
                                ------------      ------------       ----------       ------------       --------
12/31/96                          995199.00         987960.00         983660.00         994067.00         982580.00
12/31/97                         1244720.00        1301970.00        1307540.00        1078250.00        1248990.00
12/31/98                         1515540.00        1616220.00        1651680.00        1162890.00        1564200.00
12/31/99                         1758020.00        1954070.00        1986150.00        1174310.00        1833060.00
12/31/00                         1772250.00        1808290.00        1847500.00        1299060.00        1731230.00
12/31/01                         1615950.00        1601070.00        1651000.00        1411730.00        1544070.00
12/31/02                         1317600.00        1256200.00        1299220.00        1545950.00        1260410.00
12/31/03                         1694910.00        1646330.00        1683820.00        1604780.00        1543080.00
12/31/04                         1898070.00        1843020.00        1882230.00        1664830.00        1662950.00
12/31/05                         2029730.00        1955810.00        1988540.00        1698230.00        1752053.00

SOURCE: LIPPER, INC.  THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on December 10, 1996. Historical performance shown for Class C Shares prior to their inception is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the S&P SuperComposite 1500 Index, the Lehman Brothers Intermediate Aggregate Bond Index and the Lipper Mix Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mix Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P SuperComposite 1500 Index represents large and small companies in the U.S. stock market. The equity index for the Fund has changed from the S&P SuperComposite 1500 Index to the Russell 3000 Index in order to provide a more widely recognized and meaningful reference for Fund shareholders. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. The Lipper Mix Index consists of the average monthly returns of the Lipper Large Cap Core Funds Index (90%) and the Lipper Intermediate U.S. Government Fund Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR GROWTH & INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?
For the six-month period ended December 31, 2005, the Fund posted a total return of 5.39% (Select Class shares). Generally, the Fund's allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 70% in equity securities and 30% in fixed income securities. As a result, the Fund's performance is compared both to a broad-based equity and fixed income benchmark. The Fund's equity benchmark, the Russell 3000 Index, returned 6.13%, while the Fund's fixed income benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 0.16%. The Fund's equity benchmark changed from the S&P SuperComposite 1500 Index to the Russell 3000 Index, effective November 1, 2005.

The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.*

WHY DID THE FUND PERFORM THIS WAY?
The Fund invests in underlying JPMorgan Funds that invest primarily in equities. The Fund also invests in underlying funds that invest in fixed income securities and assets such as below investment grade high-yield bonds (also known as junk bonds), market-neutral strategies, and real estate investment trusts (REITs). A favorable earnings environment combined with a healthy pace of economic growth helped stocks, as measured by the Russell 3000 Index, to advance 6.13% in the period. Bonds struggled as investors grappled with the extent of the Federal Reserve's rate-tightening campaign, a relatively robust economy and the impact that rising energy prices would have on inflation. Short-term yields increased along with the Fed's rate hikes, while long-term yields remained relatively stable, creating a flat yield curve vulnerable to inversion by year-end.

The Fund's asset allocation strategy added value during the period. The Fund realized additional return from the JPMorgan U.S. Real Estate Fund and the JPMorgan Small Cap Value Fund, while the JPMorgan Equity Income Fund and JPMorgan Large Cap Value Fund detracted from performance.

HOW WAS THE FUND MANAGED?
The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invests in equity securities and moderately in fixed income securities. The Fund finished the fiscal year with an asset allocation of 65% in equity funds, 18% in bond funds and 17% in alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies, and real estate investment trusts [REITs]). Within each asset class, the underlying funds in which the Fund invests, were broadly diversified between large-, mid-, and small-cap stocks along with international growth and value stocks, and investment-grade bonds. In addition, the underlying funds in which the Fund invests utilized alternative investments, including high-yield bonds, market-neutral strategies and REITs.

Along with maintaining broadly diversified portfolios, we attempt to add value for shareholders through "tactical" allocation moves within asset classes. These are shorter-term, small "bets" we place on different styles, given the economic and market environments. Compared to the Fund's target weightings, the portfolio was tactically overweight by 2% in equities (1% each in large-cap and international stocks), 1% underweight in core bonds and 1% underweight in alternative investments (REITs). Exposure to international stocks helped the Fund's asset mix, because foreign stocks outperformed U.S. stocks. Our tactical bets also added value, because, on a relative basis, large-cap stocks outperformed core bonds, and international stocks outperformed REITs.

WHAT IS THE OUTLOOK FOR THE FUND?
The Fund remains diversified among equity, fixed income and alternative investments, with specific allocations based on our long-term return and risk assumptions. Looking ahead, our bias is to increase exposure to alternative investments, such as high-yield bonds, market-neutral strategies, and REITs, in an effort to minimize the Fund's downside risk while preserving return potential.

FUND FACTS
Fund Inception..............................................   December 10, 1996
Fiscal Year-End.............................................   June 30
Net Assets as of 12/31/2005 (in Thousands)..................   $1,855,580
Primary Equity Benchmark (a)................................   Russell 3000 Index
Primary Fixed Income Benchmark..............................   Lehman Brothers Intermediate Aggregate Bond Index

---------------
* The advisor seeks to achieve the Fund's objective. There can be no guarantee it will be achieved.

(a) The Board of Trustees approved changing the equity benchmark for the Fund to the Russell 3000 Index. The benchmark change was effective November 1, 2005.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 10

JPMORGAN INVESTOR GROWTH & INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (UNAUDITED), CONTINUED

------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Average Annual Total
                                                                                              Returns as of December 31,
                                                                                                         2005
------------------------------------------------------------------------------------------------------------------------------
                                                                      Inception                                        Since
                                                                    Date of Class        1 Year        5 Year        Inception
------------------------------------------------------------------------------------------------------------------------------
 Class A Shares                                                       12/10/96
   Without Sales Charge                                                                   5.52%        3.19%            7.35%
   With Sales Charge*                                                                    (0.05)%       2.09%            6.72%
------------------------------------------------------------------------------------------------------------------------------
 Class B Shares                                                       12/10/96
   Without CDSC                                                                           4.98%        2.47%            6.64%
   With CDSC**                                                                           (0.02)%       2.11%            6.64%
------------------------------------------------------------------------------------------------------------------------------
 Class C Shares                                                         7/1/97
   Without CDSC                                                                           4.97%        2.46%            6.58%
   With CDSC***                                                                           3.97%        2.46%            6.58%
------------------------------------------------------------------------------------------------------------------------------
 Select Class Shares                                                  12/10/96            5.92%        3.46%            7.55%
------------------------------------------------------------------------------------------------------------------------------

  * Sales Charge for Class A Shares is 5.25%.

 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE

[LINE GRAPH]             VALUE OF $1,000,000 INVESTMENT

                                                     LEHMAN BROTHERS                                                   S&P
                                                      INTERMEDIATE        RUSSELL 3000                           SUPERCOMPOSITE
                                  SELECT CLASS       AGGREGATE BOND           INDEX         LIPPER MIX INDEX       1500 INDEX
                                  ------------       ---------------      ------------      ----------------     --------------
12/96                                 995715              994067              987960              989792              984540
12/97                                1203520             1078250             1301970             1232820             1209780
12/98                                1433410             1162890             1616220             1475830             1472300
12/99                                1606270             1174310             1954070             1693530             1662450
12/00                                1631240             1299060             1808290             1658230             1631180
12/01                                1541840             1411730             1601070             1569290             1521590
12/02                                1333250             1545950             1256200             1368950             1332170
12/03                                1652540             1604780             1646330             1676170             1568470
12/04                                1826010             1664830             1843020             1835450             1673590
12/05                                1934050             1698230             1955810             1926430             1750920

SOURCE: LIPPER, INC.  THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A
        GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on December 10, 1996. Historical performance shown for Class C Shares prior to their inception is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the S&P SuperComposite 1500 Index, the Lehman Brothers Intermediate Aggregate Bond Index and the Lipper Mix Index. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mix Index, which is not a broad-based securities index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P SuperComposite 1500 Index represents large and small companies in the U.S. stock market. The equity index for the Fund has changed from the S&P SuperComposite 1500 Index to the Russell 3000 Index in order to provide a more widely recognized and meaningful reference for Fund shareholders. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of 1 to 10 years. The Lipper Mix Index consists of the average monthly returns of the Lipper Large Cap Core Funds Index (70%) and the Lipper Intermediate U.S. Government Fund Index (30%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR BALANCED FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 Shares           Security Description           Value
---------   ---------------------------------  ----------
 INVESTMENT COMPANIES (99.6%) (a):
 13,884     JPMorgan Core Bond Fund..........  $  147,591
 25,989     JPMorgan Core Plus Bond Fund.....     201,934
  3,956     JPMorgan Equity Income Fund......      46,370
 16,177     JPMorgan Government Bond Fund....     165,002
 17,087     JPMorgan High Yield Bond Fund....     139,257
  8,603     JPMorgan Intermediate Bond
              Fund...........................      89,297
  1,671     JPMorgan International Equity
              Fund...........................      54,021
  4,751     JPMorgan International Equity
              Index Fund.....................     107,425
  5,375     JPMorgan Intrepid America Fund...     130,667
  3,011     JPMorgan Intrepid Growth Fund....      62,324
  2,135     JPMorgan Intrepid Mid Cap Fund...      35,811
  4,176     JPMorgan Large Cap Growth Fund...      66,519
  5,896     JPMorgan Large Cap Value Fund....      93,162
 21,738     JPMorgan Liquid Assets Money
              Market Fund....................      21,738
  6,021     JPMorgan Market Expansion
              Index Fund.....................      70,927

 Shares           Security Description           Value
---------   ---------------------------------  ----------
INVESTMENT COMPANIES, CONTINUED:
 11,666     JPMorgan Multi-Cap Market
              Neutral Fund...................  $  123,315
  1,846     JPMorgan Real Return Fund........      17,846
  3,764     JPMorgan Short Duration Bond
              Fund...........................      39,374
 12,287     JPMorgan U.S. Equity Fund........     134,909
    946     JPMorgan U.S. Real Estate Fund...      18,162
  2,202     JPMorgan Ultra Short Term Bond
              Fund...........................      21,494
                                               ----------
  Total Investment Companies
    (Cost $1,682,826)                           1,787,145
                                               ----------
TOTAL INVESTMENTS (99.6%)
  (Cost $1,682,826)                            $1,787,145
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)        7,320
                                               ----------
NET ASSETS (100.0%)                            $1,794,465
                                               ==========

------------
Percentages indicated are based on net assets.

Abbreviations:

(a) Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 12

JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 Shares            Security Description           Value
---------   -----------------------------------  --------
 INVESTMENT COMPANIES (99.6%) (a)
  8,280     JPMorgan Core Bond Fund............  $ 88,019
 12,401     JPMorgan Core Plus Bond Fund.......    96,353
  2,262     JPMorgan Equity Income Fund........    26,516
  7,872     JPMorgan Government Bond Fund......    80,296
  6,755     JPMorgan High Yield Bond Fund......    55,051
  6,952     JPMorgan Intermediate Bond Fund....    72,158
    513     JPMorgan International Equity
              Fund.............................    16,592
    739     JPMorgan International Equity Index
              Fund.............................    16,718
  1,492     JPMorgan Intrepid America Fund.....    36,263
    890     JPMorgan Intrepid Growth Fund......    18,418
    971     JPMorgan Intrepid Mid Cap Fund.....    16,288
    899     JPMorgan Large Cap Growth Fund.....    14,323
  1,427     JPMorgan Large Cap Value Fund......    22,539
 15,520     JPMorgan Liquid Assets Money Market
              Fund.............................    15,520

 Shares            Security Description           Value
---------   -----------------------------------  --------
INVESTMENT COMPANIES, CONTINUED:
  5,329     JPMorgan Multi-Cap Market Neutral
              Fund.............................  $ 56,330
    780     JPMorgan Real Return Fund..........     7,544
  7,800     JPMorgan Short Duration Bond
              Fund.............................    81,590
  3,139     JPMorgan U.S. Equity Fund..........    34,471
    426     JPMorgan U.S. Real Estate Fund.....     8,174
  4,196     JPMorgan Ultra Short Term Bond
              Fund.............................    40,952
                                                 --------
  Total Investment Companies
    (Cost $780,791)                               804,115
                                                 --------
TOTAL INVESTMENTS (99.6%)
  (Cost $780,791)                                $804,115
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)        3,042
                                                 --------
NET ASSETS (100.0%)                              $807,157
                                                 ========

------------
Percentages indicated are based on net assets.

Abbreviations:

(a) Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 Shares           Security Description           Value
---------   ---------------------------------  ----------
 INVESTMENT COMPANIES (99.6%) (b)
  1,985     JPMorgan Core Bond Fund..........  $   21,101
  4,916     JPMorgan High Yield Bond Fund....      40,065
  2,325     JPMorgan International Equity
              Fund...........................      75,183
  5,003     JPMorgan International Equity
              Index Fund.....................     113,108
  5,856     JPMorgan Intrepid America Fund...     142,359
  2,579     JPMorgan Intrepid Growth Fund....      53,380
  4,408     JPMorgan Intrepid Mid Cap Fund...      73,925
  7,406     JPMorgan Large Cap Growth Fund...     117,977
 10,815     JPMorgan Large Cap Value Fund....     170,875
 24,710     JPMorgan Liquid Assets Money
              Market Fund....................      24,710
  4,649     JPMorgan Market Expansion Index
              Fund...........................      54,770
  7,971     JPMorgan Multi-Cap Market Neutral
              Fund...........................      84,251

 Shares           Security Description           Value
---------   ---------------------------------  ----------
INVESTMENT COMPANIES, CONTINUED:
  1,216     JPMorgan Real Return Fund........  $   11,758
  1,652     JPMorgan Small Cap Growth Fund
              (a)............................      18,663
  1,616     JPMorgan Small Cap Value Fund....      36,631
 15,241     JPMorgan U.S. Equity Fund........     167,345
    669     JPMorgan U.S. Real Estate Fund...      12,845
                                               ----------
  Total Investment Companies
    (Cost $1,086,264)                           1,218,946
                                               ----------
TOTAL INVESTMENTS (99.6%)
  (Cost $1,086,264)                            $1,218,946
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)        4,376
                                               ----------
NET ASSETS (100.0%)                            $1,223,322
                                               ==========

------------
Percentages indicated are based on net assets.

Abbreviations:

(a) Non-income producing security.

(b) Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., or JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 14

JPMORGAN INVESTOR GROWTH & INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

 Shares           Security Description           Value
---------   ---------------------------------  ----------
 INVESTMENT COMPANIES (99.6%) (b)
  7,450     JPMorgan Core Bond Fund..........  $   79,198
 17,648     JPMorgan Core Plus Bond Fund.....     137,123
  7,739     JPMorgan Government Bond Fund....      78,941
 17,390     JPMorgan High Yield Bond Fund....     141,726
  2,082     JPMorgan Intermediate Bond
              Fund...........................      21,607
  2,933     JPMorgan International Equity
              Fund...........................      94,813
  5,150     JPMorgan International Equity
              Index Fund.....................     116,434
  6,480     JPMorgan Intrepid America Fund...     157,525
  3,639     JPMorgan Intrepid Growth Fund....      75,330
  4,470     JPMorgan Intrepid Mid Cap Fund...      74,956
  9,182     JPMorgan Large Cap Growth Fund...     146,268
 12,509     JPMorgan Large Cap Value Fund....     197,644
 21,182     JPMorgan Liquid Assets Money
              Market Fund....................      21,182
  6,261     JPMorgan Market Expansion Index
              Fund...........................      73,760
 12,120     JPMorgan Multi-Cap Market Neutral
              Fund...........................     128,103

 Shares           Security Description           Value
---------   ---------------------------------  ----------
INVESTMENT COMPANIES, CONTINUED:
  1,864     JPMorgan Real Return Fund........  $   18,029
  1,659     JPMorgan Small Cap Growth Fund
              (a)............................      18,744
  1,619     JPMorgan Small Cap Value Fund....      36,694
 19,095     JPMorgan U.S. Equity Fund........     209,668
  1,016     JPMorgan U.S. Real Estate Fund...      19,515
                                               ----------
  Total Investment Companies
    (Cost $1,668,704)                           1,847,260
                                               ----------
TOTAL INVESTMENTS (99.6%)
  (Cost $1,668,704)                            $1,847,260
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)        8,320
                                               ----------
NET ASSETS (100.0%)                            $1,855,580
                                               ==========

------------
Percentages indicated are based on net assets.

Abbreviations:

(a) Non-income producing security.

(b) Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
AS OF DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           INVESTOR             INVESTOR            INVESTOR         INVESTOR
                                                           BALANCED           CONSERVATIVE           GROWTH          GROWTH &
                                                             FUND              GROWTH FUND            FUND          INCOME FUND
                                                         -------------    ---------------------    -----------    ---------------
Assets:
Investments in affiliates, at value....................   $1,787,145            $804,115           $1,218,946       $1,847,260
Cash...................................................           97                  29                   84              119
Receivables:
 Fund shares sold......................................        7,089               2,931                5,157            7,495
 Dividends.............................................        8,771               3,802                5,181            8,153
 Prepaid expenses and other assets.....................           16                   8                   11               19
                                                          ----------            --------           ----------       ----------
Total assets...........................................    1,803,118             810,885            1,229,379        1,863,046
                                                          ----------            --------           ----------       ----------
Liabilities:
Payables:
 Dividends.............................................        1,827                 423                  253              700
 Investment securities purchased.......................          143                  60                   94              144
 Fund shares redeemed..................................        5,498               2,618                4,705            5,199
Accrued liabilities:
 Investment advisory fees..............................           76                  34                    8               79
 Administration fees...................................          108                  56                   --               57
 Shareholder servicing fees............................           75                  29                   56               77
 Distribution fees.....................................          708                 331                  551              770
 Custodian and accounting fees.........................           24                   9                   14               24
 Trustees' fees -- deferred compensation plan..........            4                   3                   --               --
 Other.................................................          190                 165                  376              416
                                                          ----------            --------           ----------       ----------
Total liabilities......................................        8,653               3,728                6,057            7,466
                                                          ----------            --------           ----------       ----------
Net Assets.............................................   $1,794,465            $807,157           $1,223,322       $1,855,580
                                                          ==========            ========           ==========       ==========
Net Assets:
Paid in capital........................................   $1,686,269            $778,223           $1,088,126       $1,694,133
Accumulated undistributed (distributions in excess of)
 net investment income.................................       (4,641)             (1,123)               1,229            1,544
Accumulated net realized gains (losses) from
 investments...........................................        8,518               6,733                1,285          (18,653)
Net unrealized appreciation (depreciation) from
 investments...........................................      104,319              23,324              132,682          178,556
                                                          ----------            --------           ----------       ----------
Net Assets.............................................   $1,794,465            $807,157           $1,223,322       $1,855,580
                                                          ==========            ========           ==========       ==========
Net Assets:
 Class A...............................................   $  888,899            $400,353           $  492,539       $  854,564
 Class B...............................................      702,711             305,262              610,821          811,328
 Class C...............................................      109,830              77,304               85,053          106,377
 Select Class..........................................       93,025              24,238               34,909           83,311
                                                          ----------            --------           ----------       ----------
Total..................................................   $1,794,465            $807,157           $1,223,322       $1,855,580
                                                          ==========            ========           ==========       ==========
Outstanding units of beneficial interest (shares)
 ($0.0001 par value; unlimited number of shares
 authorized):
 Class A...............................................       72,816              36,463               33,692           63,187
 Class B...............................................       57,652              27,791               42,288           60,250
 Class C...............................................        9,068               7,052                5,964            7,986
 Select Class..........................................        7,615               2,202                2,362            6,219

Net Asset Value
Class A -- Redemption price per share..................   $    12.21            $  10.98           $    14.62       $    13.52
Class B -- Offering price per share (a)................   $    12.19            $  10.98           $    14.44       $    13.47
Class C -- Offering price per share (a)................   $    12.11            $  10.96           $    14.26       $    13.32
Select Class -- Offering and redemption price per
 share.................................................   $    12.22            $  11.01           $    14.78       $    13.40
Class A maximum sales charge...........................         5.25%               5.25%                5.25%            5.25%
Class A maximum public offering price per share (net
 asset value per share/100% -- maximum sales charge)...   $    12.89            $  11.59           $    15.43       $    14.27
                                                          ----------            --------           ----------       ----------
Cost of investments....................................   $1,682,826            $780,791           $1,086,264       $1,668,704

------------

(a) Redemption price for Class B and Class C shares varies based on length of time the shares are held.

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 16

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE PERIOD ENDED DECEMBER 31, 2005
(AMOUNTS IN THOUSANDS)

                                          INVESTOR                      INVESTOR
                         INVESTOR       CONSERVATIVE     INVESTOR       GROWTH &
                         BALANCED          GROWTH         GROWTH         INCOME
                           FUND             FUND           FUND           FUND
                       -------------    ------------    -----------    -----------
Investment Income:
Dividend income from
 affiliates..........     $29,535         $ 15,511        $10,695        $23,594
                          -------         --------        -------        -------
Expenses:
Investment advisory
 fees................         439              202            300            459
Administration fees..         628              366            490            648
Distribution fees:
 Class A.............       1,073              493            585          1,046
 Class B.............       2,684            1,186          2,303          3,083
 Class C.............         406              298            315            394
Shareholder servicing
 fees:
 Class A.............       1,073              493            585          1,046
 Class B.............         895              395            768          1,028
 Class C.............         135              100            105            131
 Select Class........          93               23             44             90
Custodian and
 accounting fees.....          43               18             30             44
Professional fees....          48               29             33             30
Trustees' fees.......          17                9              6             13
Printing and mailing
 costs...............         147               68            163            184
Registration and
 filing fees.........          47               38             49             58
Transfer agent fees..         574              290          1,043          1,046
Other................          23               14             24             31
                          -------         --------        -------        -------
Total expenses.......       8,325            4,022          6,843          9,331
                          -------         --------        -------        -------
Less amounts waived..      (1,774)            (871)        (1,812)        (2,135)
Less earnings
 credits.............          (7)              (3)            (4)            (8)
Less reimbursement
 for legal matters...          (5)              (2)            (4)            (6)
                          -------         --------        -------        -------
Net expenses.........       6,539            3,146          5,023          7,182
                          -------         --------        -------        -------
Net investment income
 (loss)..............      22,996           12,365          5,672         16,412
                          -------         --------        -------        -------
Realized/Unrealized
 Gains (Losses):
Net realized gain
 (loss) on
 investments in
 affiliates..........      10,451            2,412          8,267         15,549
Distributions of
 realized gains by
 investment company
 affiliates..........      37,507           14,862         45,374         50,512
Change in unrealized
 appreciation
 (depreciation) of
 investments in
 affiliates..........      (9,461)         (14,168)        16,106          6,967
                          -------         --------        -------        -------
Net
 realized/unrealized
 gains (losses)......      38,497            3,106         69,747         73,028
                          -------         --------        -------        -------
Change in net assets
 resulting from
 operations..........     $61,493         $ 15,471        $75,419        $89,440
                          =======         ========        =======        =======

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                 INVESTOR                   INVESTOR CONSERVATIVE
                               BALANCED FUND                     GROWTH FUND
                       -----------------------------    -----------------------------
                       PERIOD ENDED     YEAR ENDED      PERIOD ENDED     YEAR ENDED
                       DECEMBER 31,      JUNE 30,       DECEMBER 31,      JUNE 30,
                           2005            2005             2005            2005
                       ------------    -------------    ------------    -------------
                       (UNAUDITED)                      (UNAUDITED)
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS:
 Net investment
 income (loss).......   $   22,996      $   34,925        $ 12,365        $ 20,684
 Net realized gain
 (loss) on
 investments in
 affiliates..........       10,451          18,050           2,412           3,576
 Distributions of
 realized gains by
 investment company
 affiliates..........       37,507          18,966          14,862           8,388
 Change in net
 unrealized
 appreciation
 (depreciation) of
 investments in
 affiliates..........       (9,461)         32,920         (14,168)         10,793
                        ----------      ----------        --------        --------
 Change in net assets
 resulting from
 operations..........       61,493         104,861          15,471          43,441
                        ----------      ----------        --------        --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
CLASS A SHARES:
 From net investment
 income..............      (14,365)        (21,365)         (7,090)        (11,116)
 From net realized
 gains...............       (6,761)             --          (2,679)             --
CLASS B SHARES:
 From net investment
 income..............       (9,466)        (15,274)         (4,654)         (8,112)
 From net realized
 gains...............       (5,424)             --          (2,067)             --
CLASS C SHARES:
 From net investment
 income..............       (1,478)         (2,241)         (1,175)         (1,796)
 From net realized
 gains...............         (849)             --            (528)             --
SELECT CLASS SHARES:
 From net investment
 income..............       (1,491)         (2,159)           (393)         (1,421)
 From net realized
 gains...............         (697)             --            (161)             --
                        ----------      ----------        --------        --------
 Total distributions
 to shareholders.....      (40,531)        (41,039)        (18,747)        (22,445)
                        ----------      ----------        --------        --------
CAPITAL TRANSACTIONS:
 Change in net assets
 from capital
 transactions........       73,227         216,963          17,821          51,099
                        ----------      ----------        --------        --------
NET ASSETS:
 Change in net
 assets..............       94,189         280,785          14,545          72,095
Beginning of period..    1,700,276       1,419,491         792,612         720,517
                        ----------      ----------        --------        --------
End of period........   $1,794,465      $1,700,276        $807,157        $792,612
                        ==========      ==========        ========        ========
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income...   $   (4,641)     $     (837)       $ (1,123)       $   (176)

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 18

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)


                                 INVESTOR                     INVESTOR GROWTH &
                                GROWTH FUND                      INCOME FUND
                       -----------------------------    -----------------------------
                       PERIOD ENDED      YEAR ENDED     PERIOD ENDED      YEAR ENDED
                       DECEMBER 31,       JUNE 30,      DECEMBER 31,       JUNE 30,
                           2005             2005            2005             2005
                       ------------    -------------    ------------    -------------
                       (UNAUDITED)                      (UNAUDITED)
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS:
 Net investment
 income (loss).......   $    5,672      $    4,632       $   16,412      $   24,253
 Net realized gain
 (loss) on
 investments in
 affiliates..........        8,267          20,865           15,549          19,106
 Distributions of
 realized gains by
 investment company
 affiliates..........       45,374          16,904           50,512          20,380
 Change in net
 unrealized
 appreciation
 (depreciation) of
 investments in
 affiliates..........       16,106          35,640            6,967          62,332
                        ----------      ----------       ----------      ----------
 Change in net assets
 resulting from
 operations..........       75,419          78,041           89,440         126,071
                        ----------      ----------       ----------      ----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
CLASS A SHARES
 From net investment
 income..............       (2,388)         (5,753)          (7,832)        (16,955)
CLASS B SHARES
 From net investment
 income..............       (1,525)         (5,460)          (5,119)        (12,634)
CLASS C SHARES
 From net investment
 income..............         (220)           (749)            (681)         (1,600)
SELECT CLASS SHARES
 From net investment
 income..............         (216)           (535)            (835)         (3,138)
                        ----------      ----------       ----------      ----------
 Total distributions
 to shareholders.....       (4,349)        (12,497)         (14,467)        (34,327)
                        ----------      ----------       ----------      ----------
CAPITAL TRANSACTIONS:
 Change in net assets
 from capital
 transactions........       (7,034)         58,020           (4,060)         (2,814)
                        ----------      ----------       ----------      ----------
NET ASSETS:
 Change in net
 assets..............       64,036         123,564           70,913          88,930
Beginning of period..    1,159,286       1,035,722        1,784,667       1,695,737
                        ----------      ----------       ----------      ----------
End of period........   $1,223,322      $1,159,286       $1,855,580      $1,784,667
                        ==========      ==========       ==========      ==========
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income...   $    1,229      $      (94)      $    1,544      $     (401)

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                                                                                  INVESTOR CONSERVATIVE
                                                            INVESTOR BALANCED FUND                     GROWTH FUND
                                                       ---------------------------------    ---------------------------------
                                                         PERIOD ENDED                         PERIOD ENDED
                                                         DECEMBER 31,       YEAR ENDED        DECEMBER 31,       YEAR ENDED
                                                             2005            JUNE 30,             2005            JUNE 30,
                                                         (UNAUDITED)           2005           (UNAUDITED)           2005
                                                       ----------------    -------------    ----------------    -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued........................     $ 150,304          $ 332,413          $ 77,083          $173,882
  Dividends reinvested...............................        20,193             23,430             9,153            10,916
  Cost of shares redeemed............................      (102,923)          (185,437)          (62,089)          (99,779)
                                                          ---------          ---------          --------          --------
Change in net assets from Class A capital
  transactions.......................................     $  67,574          $ 170,406          $ 24,147          $ 85,019
                                                          =========          =========          ========          ========
CLASS B SHARES
  Proceeds from shares issued........................     $  41,217          $ 141,152          $ 18,106          $ 66,135
  Dividends reinvested...............................        14,370             16,856             6,335             8,147
  Cost of shares redeemed............................       (73,998)          (124,886)          (37,090)          (73,839)
                                                          ---------          ---------          --------          --------
Change in net assets from Class B capital
  transactions.......................................     $ (18,411)         $  33,122          $(12,649)         $    443
                                                          =========          =========          ========          ========
CLASS C SHARES
  Proceeds from shares issued........................     $  16,259          $  37,760          $ 11,821          $ 36,892
  Dividends reinvested...............................         1,972              2,123             1,475             1,658
  Cost of shares redeemed............................       (15,913)           (27,220)          (14,140)          (21,238)
                                                          ---------          ---------          --------          --------
Change in net assets from Class C capital
  transactions.......................................     $   2,318          $  12,663          $   (844)         $ 17,312
                                                          =========          =========          ========          ========
SELECT CLASS SHARES
  Proceeds from shares issued........................     $  29,203          $  18,335          $  8,743          $ 11,580
  Dividends reinvested...............................           339              1,052               206             1,114
  Cost of shares redeemed............................        (7,796)           (18,615)           (1,782)          (64,369)
                                                          ---------          ---------          --------          --------
Change in net assets from Select Class capital
  transactions.......................................     $  21,746          $     772          $  7,167          $(51,675)
                                                          =========          =========          ========          ========
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued.............................................        12,298             28,058             6,983            15,953
  Reinvested.........................................         1,647              1,971               831               999
  Redeemed...........................................        (8,423)           (15,626)           (5,627)           (9,155)
                                                          ---------          ---------          --------          --------
Change in Class A Shares.............................         5,522             14,403             2,187             7,797
                                                          =========          =========          ========          ========
CLASS B SHARES
  Issued.............................................         3,380             11,945             1,641             6,076
  Reinvested.........................................         1,174              1,420               575               747
  Redeemed...........................................        (6,065)           (10,571)           (3,361)           (6,770)
                                                          ---------          ---------          --------          --------
Change in Class B Shares.............................        (1,511)             2,794            (1,145)               53
                                                          =========          =========          ========          ========
CLASS C SHARES
  Issued.............................................         1,342              3,212             1,073             3,393
  Reinvested.........................................           162                180               134               152
  Redeemed...........................................        (1,312)            (2,322)           (1,282)           (1,953)
                                                          ---------          ---------          --------          --------
Change in Class C Shares.............................           192              1,070               (75)            1,592
                                                          =========          =========          ========          ========
SELECT CLASS SHARES
  Issued.............................................         2,369              1,535               794             1,061
  Reinvested.........................................            28                 89                18               103
  Redeemed...........................................          (635)            (1,568)             (161)           (5,842)
                                                          ---------          ---------          --------          --------
Change in Select Class Shares........................         1,762                 56               651            (4,678)
                                                          =========          =========          ========          ========

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 20

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS INDICATED
(AMOUNTS IN THOUSANDS)

                                                                                                        INVESTOR GROWTH &
                                                                 INVESTOR GROWTH FUND                      INCOME FUND
                                                           ---------------------------------    ---------------------------------
                                                             PERIOD ENDED                         PERIOD ENDED
                                                             DECEMBER 31,       YEAR ENDED        DECEMBER 31,       YEAR ENDED
                                                                 2005            JUNE 30,             2005            JUNE 30,
                                                             (UNAUDITED)           2005           (UNAUDITED)           2005
                                                           ----------------    -------------    ----------------    -------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
 Proceeds from shares issued.............................      $ 72,957          $ 152,483         $ 121,369          $ 301,258
 Dividends reinvested....................................         2,314              5,594             7,633             18,484
 Cost of shares redeemed.................................       (51,677)           (99,211)         (114,909)          (196,598)
                                                               --------          ---------         ---------          ---------
Change in net assets from Class A capital transactions...      $ 23,594          $  58,866         $  14,093          $ 123,144
                                                               ========          =========         =========          =========
CLASS B SHARES
 Proceeds from shares issued.............................      $ 28,952          $ 100,053         $  43,140          $ 155,167
 Dividends reinvested....................................         1,492              5,367             4,986             13,292
 Cost of shares redeemed.................................       (58,032)          (109,379)          (82,247)          (144,032)
                                                               --------          ---------         ---------          ---------
Change in net assets from Class B capital transactions...      $(27,588)         $  (3,959)        $ (34,121)         $  24,427
                                                               ========          =========         =========          =========
CLASS C SHARES
 Proceeds from shares issued.............................      $  6,216          $  21,019         $  10,077          $  27,309
 Dividends reinvested....................................           164                552               481              1,206
 Cost of shares redeemed.................................        (7,651)           (15,298)          (10,698)           (20,925)
                                                               --------          ---------         ---------          ---------
Change in net assets from Class C capital transactions...      $ (1,271)         $   6,273         $    (140)         $   7,590
                                                               ========          =========         =========          =========
SELECT CLASS SHARES
 Proceeds from shares issued.............................      $  2,078          $   8,227         $  19,372          $  38,311
 Dividends reinvested....................................            76                204               310              2,159
 Cost of shares redeemed.................................        (3,923)           (11,591)           (3,574)          (198,445)
                                                               --------          ---------         ---------          ---------
Change in net assets from Select Class capital
 transactions............................................      $ (1,769)         $  (3,160)        $  16,108          $(157,975)
                                                               ========          =========         =========          =========
SHARE TRANSACTIONS:
CLASS A SHARES
 Issued..................................................         5,109             11,444             9,126             23,823
 Reinvested..............................................           159                408               567              1,446
 Redeemed................................................        (3,628)            (7,443)           (8,648)           (15,471)
                                                               --------          ---------         ---------          ---------
Change in Class A Shares.................................         1,640              4,409             1,045              9,798
                                                               ========          =========         =========          =========
CLASS B SHARES
 Issued..................................................         2,055              7,571             3,259             12,319
 Reinvested..............................................           103                397               372              1,041
 Redeemed................................................        (4,121)            (8,301)           (6,213)           (11,429)
                                                               --------          ---------         ---------          ---------
Change in Class B Shares.................................        (1,963)              (333)           (2,582)             1,931
                                                               ========          =========         =========          =========
CLASS C SHARES
 Issued..................................................           447              1,612               770              2,186
 Reinvested..............................................            11                 42                36                 95
 Redeemed................................................          (551)            (1,173)             (819)            (1,673)
                                                               --------          ---------         ---------          ---------
Change in Class C Shares.................................           (93)               481               (13)               608
                                                               ========          =========         =========          =========
SELECT CLASS SHARES
 Issued..................................................           144                605             1,462              3,050
 Reinvested..............................................             5                 15                23                175
 Redeemed................................................          (268)              (872)             (272)           (15,482)
                                                               --------          ---------         ---------          ---------
Change in Select Class Shares............................          (119)              (252)            1,213            (12,257)
                                                               ========          =========         =========          =========

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

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JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 22

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                               INVESTMENT OPERATIONS
                                                      ----------------------------------------
                                                                    NET REALIZED
                                          NET ASSET      NET       AND UNREALIZED     TOTAL
                                           VALUE,     INVESTMENT       GAINS           FROM
                                          BEGINNING     INCOME      (LOSSES) ON     INVESTMENT
CLASS A                                   OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
----------------------------------------  ---------   ----------   --------------   ----------
INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $12.06       $0.18          $ 0.27         $ 0.45
 Year Ended June 30, 2005...............    11.57        0.30            0.53           0.83
 Year Ended June 30, 2004...............    10.63        0.24            0.94           1.18
 Year Ended June 30, 2003...............    10.48        0.28            0.15           0.43
 Year Ended June 30, 2002...............    11.44        0.34           (0.92)         (0.58)
 Year Ended June 30, 2001...............    12.52        0.43           (0.53)         (0.10)


INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.03        0.19            0.03           0.22
 Year Ended June 30, 2005...............    10.73        0.33            0.33           0.66
 Year Ended June 30, 2004...............    10.35        0.29            0.38           0.67
 Year Ended June 30, 2003...............    10.13        0.35            0.22           0.57
 Year Ended June 30, 2002...............    10.69        0.41           (0.52)         (0.11)
 Year Ended June 30, 2001...............    11.07        0.49           (0.11)          0.38


INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    13.77        0.09            0.83           0.92
 Year Ended June 30, 2005...............    12.94        0.11            0.91           1.02
 Year Ended June 30, 2004...............    10.80        0.04            2.11           2.15
 Year Ended June 30, 2003...............    11.03        0.06           (0.24)         (0.18)
 Year Ended June 30, 2002...............    12.97        0.12           (1.80)         (1.68)
 Year Ended June 30, 2001...............    15.25        0.25           (1.11)         (0.86)


INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    12.98        0.14            0.53           0.67
 Year Ended June 30, 2005...............    12.34        0.22            0.71           0.93
 Year Ended June 30, 2004...............    10.81        0.15            1.54           1.69
 Year Ended June 30, 2003...............    10.83        0.18           (0.02)          0.16
 Year Ended June 30, 2002...............    12.33        0.25           (1.41)         (1.16)
 Year Ended June 30, 2001...............    13.96        0.36           (0.83)         (0.47)

                                                  PER SHARE OPERATING PERFORMANCE
                                          -----------------------------------------------
                                                           DISTRIBUTIONS
                                          -----------------------------------------------

                                             NET         NET      RETURN
                                          INVESTMENT   REALIZED     OF          TOTAL
CLASS A                                     INCOME      GAINS     CAPITAL   DISTRIBUTIONS
----------------------------------------  ----------   --------   -------   -------------
INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    $(0.20)     $(0.10)   $   --       $(0.30)
 Year Ended June 30, 2005...............     (0.34)         --        --        (0.34)
 Year Ended June 30, 2004...............     (0.24)         --        --        (0.24)
 Year Ended June 30, 2003...............     (0.28)         --        --        (0.28)
 Year Ended June 30, 2002...............     (0.34)      (0.04)       --        (0.38)
 Year Ended June 30, 2001...............     (0.43)      (0.55)       --        (0.98)

INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.20)      (0.07)       --        (0.27)
 Year Ended June 30, 2005...............     (0.36)         --        --        (0.36)
 Year Ended June 30, 2004...............     (0.29)         --        --        (0.29)
 Year Ended June 30, 2003...............     (0.35)         --        --        (0.35)
 Year Ended June 30, 2002...............     (0.41)      (0.04)       --        (0.45)
 Year Ended June 30, 2001...............     (0.49)      (0.27)       --        (0.76)

INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.07)         --        --        (0.07)
 Year Ended June 30, 2005...............     (0.19)         --        --        (0.19)
 Year Ended June 30, 2004...............        --          --     (0.01)       (0.01)
 Year Ended June 30, 2003...............     (0.04)         --     (0.01)       (0.05)
 Year Ended June 30, 2002...............     (0.10)      (0.16)       --        (0.26)
 Year Ended June 30, 2001...............     (0.23)      (1.19)       --        (1.42)

INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.13)         --        --        (0.13)
 Year Ended June 30, 2005...............     (0.29)         --        --        (0.29)
 Year Ended June 30, 2004...............     (0.16)         --        --        (0.16)
 Year Ended June 30, 2003...............     (0.18)         --        --        (0.18)
 Year Ended June 30, 2002...............     (0.25)      (0.09)       --        (0.34)
 Year Ended June 30, 2001...............     (0.37)      (0.79)       --        (1.16)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods for less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

--------------------------------------------------------------------------------

                                         PER SHARE OPERATING PERFORMANCE
                                         -------------------------------

                                         NET ASSET          TOTAL
                                          VALUE,           RETURN
                                          END OF          (EXCLUDES
                                          PERIOD     SALES CHARGE)(B)(C)
                                         ---------   -------------------

INVESTOR BALANCED FUND
2005 (Unaudited)........................  $12.21             3.72%
  Year Ended June 30, 2005..............   12.06             7.27
  Year Ended June 30, 2004..............   11.57            11.14
  Year Ended June 30, 2003..............   10.63             4.32
  Year Ended June 30, 2002..............   10.48            (5.13)
  Year Ended June 30, 2001..............   11.44            (0.94)

INVESTOR CONSERVATIVE GROWTH FUND
  Year Ended June 30, 2005..............   10.98             2.04
  Year Ended June 30, 2005..............   11.03             6.18
  Year Ended June 30, 2004..............   10.73             6.55
  Year Ended June 30, 2003..............   10.35             5.86
  Year Ended June 30, 2002..............   10.13            (1.13)
  Year Ended June 30, 2001..............   10.69             3.48

INVESTOR GROWTH FUND
  Year Ended June 30, 2005..............   14.62             6.70
  Year Ended June 30, 2005..............   13.77             7.89
  Year Ended June 30, 2004..............   12.94            19.94
  Year Ended June 30, 2003..............   10.80            (1.55)
  Year Ended June 30, 2002..............   11.03           (13.06)
  Year Ended June 30, 2001..............   12.97            (6.27)

INVESTOR GROWTH & INCOME FUND
  Year Ended June 30, 2005..............   13.52             5.13
  Year Ended June 30, 2005..............   12.98             7.57
  Year Ended June 30, 2004..............   12.34            15.65
  Year Ended June 30, 2003..............   10.81             1.60
  Year Ended June 30, 2002..............   10.83            (9.53)
  Year Ended June 30, 2001..............   12.33            (3.71)

                                                                RATIOS/SUPPLEMENTAL DATA:
                                          ---------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS:(a)
                                                       --------------------------------------------
                                                                                     EXPENSES
                                          NET ASSETS                 NET         WITHOUT WAIVERS
                                            END OF                INVESTMENT      REIMBURSEMENTS      PORTFOLIO
                                            PERIOD       NET        INCOME         AND EARNINGS       TURNOVER
                                           (000'S)     EXPENSES     (LOSS)           CREDITS           RATE(B)
                                          ----------   --------   ----------   --------------------   ---------
INVESTOR BALANCED FUND
2005 (Unaudited)........................   $888,899      0.48%       2.91%             0.72%             10%
  Year Ended June 30, 2005..............    811,291      0.47        2.57              0.63              22
  Year Ended June 30, 2004..............    611,738      0.46        2.22              0.56              10
  Year Ended June 30, 2003..............    344,041      0.49        2.83              0.59              21
  Year Ended June 30, 2002..............    281,567      0.48        3.13              0.58              20
  Year Ended June 30, 2001..............    249,797      0.45        3.66              0.57               7
INVESTOR CONSERVATIVE GROWTH FUND
  Year Ended June 30, 2005..............    400,353      0.50        3.35              0.76               9
  Year Ended June 30, 2005..............    377,910      0.48        3.05              0.65              20
  Year Ended June 30, 2004..............    284,164      0.48        2.83              0.58               7
  Year Ended June 30, 2003..............    127,434      0.49        3.58              0.59              11
  Year Ended June 30, 2002..............     74,756      0.48        3.90              0.59               9
  Year Ended June 30, 2001..............     39,651      0.45        4.49              0.57               8
INVESTOR GROWTH FUND
  Year Ended June 30, 2005..............    492,539      0.50        1.34              0.86              17
  Year Ended June 30, 2005..............    441,201      0.50        0.84              0.73              23
  Year Ended June 30, 2004..............    357,752      0.50        0.39              0.67              14
  Year Ended June 30, 2003..............    201,843      0.50        0.60              0.70              16
  Year Ended June 30, 2002..............    195,576      0.48        1.02              0.66              29
  Year Ended June 30, 2001..............    197,065      0.45        1.81              0.62               7
INVESTOR GROWTH & INCOME FUND
  Year Ended June 30, 2005..............    854,564      0.49        2.09              0.77              14
  Year Ended June 30, 2005..............    806,342      0.48        1.72              0.64              27
  Year Ended June 30, 2004..............    646,157      0.48        1.38              0.58              12
  Year Ended June 30, 2003..............    347,098      0.50        1.76              0.60              23
  Year Ended June 30, 2002..............    334,005      0.48        2.15              0.58              25
  Year Ended June 30, 2001..............    372,933      0.45        2.79              0.59               6

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 24

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                               INVESTMENT OPERATIONS
                                                      ----------------------------------------
                                                                    NET REALIZED
                                          NET ASSET      NET       AND UNREALIZED     TOTAL
                                           VALUE,     INVESTMENT       GAINS           FROM
                                          BEGINNING     INCOME      (LOSSES) ON     INVESTMENT
CLASS B                                   OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
----------------------------------------  ---------   ----------   --------------   ----------

INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $12.04       $ 0.14         $ 0.27         $ 0.41
 Year Ended June 30, 2005...............    11.55         0.22           0.53           0.75
 Year Ended June 30, 2004...............    10.61         0.16           0.94           1.10
 Year Ended June 30, 2003...............    10.46         0.21           0.15           0.36
 Year Ended June 30, 2002...............    11.43         0.26          (0.93)         (0.67)
 Year Ended June 30, 2001...............    12.51         0.35          (0.53)         (0.18)

INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.03         0.15           0.04           0.19
 Year Ended June 30, 2005...............    10.73         0.26           0.32           0.58
 Year Ended June 30, 2004...............    10.35         0.21           0.38           0.59
 Year Ended June 30, 2003...............    10.13         0.28           0.22           0.50
 Year Ended June 30, 2002...............    10.69         0.33          (0.52)         (0.19)
 Year Ended June 30, 2001...............    11.08         0.41          (0.12)          0.29

INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    13.61         0.05           0.82           0.87
 Year Ended June 30, 2005...............    12.82         0.02           0.89           0.91
 Year Ended June 30, 2004...............    10.77        (0.04)          2.09           2.05
 Year Ended June 30, 2003...............    11.02        (0.02)         (0.23)         (0.25)
 Year Ended June 30, 2002...............    13.01         0.04          (1.81)         (1.77)
 Year Ended June 30, 2001...............    15.35         0.17          (1.14)         (0.97)

INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    12.92         0.10           0.53           0.63
 Year Ended June 30, 2005...............    12.29         0.13           0.70           0.83
 Year Ended June 30, 2004...............    10.77         0.07           1.52           1.59
 Year Ended June 30, 2003...............    10.79         0.10          (0.02)          0.08
 Year Ended June 30, 2002...............    12.28         0.16          (1.40)         (1.24)
 Year Ended June 30, 2001...............    13.91         0.27          (0.84)         (0.57)

                                                  PER SHARE OPERATING PERFORMANCE
                                          -----------------------------------------------
                                                           DISTRIBUTIONS
                                          -----------------------------------------------

                                             NET         NET      RETURN
                                          INVESTMENT   REALIZED     OF          TOTAL
CLASS B                                     INCOME      GAINS     CAPITAL   DISTRIBUTIONS
----------------------------------------  ----------   --------   -------   -------------
INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    $(0.16)     $(0.10)     $--        $(0.26)
 Year Ended June 30, 2005...............     (0.26)         --       --         (0.26)
 Year Ended June 30, 2004...............     (0.16)         --       --         (0.16)
 Year Ended June 30, 2003...............     (0.21)         --       --         (0.21)
 Year Ended June 30, 2002...............     (0.26)      (0.04)      --         (0.30)
 Year Ended June 30, 2001...............     (0.35)      (0.55)      --         (0.90)
INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.17)      (0.07)      --         (0.24)
 Year Ended June 30, 2005...............     (0.28)         --       --         (0.28)
 Year Ended June 30, 2004...............     (0.21)         --       --         (0.21)
 Year Ended June 30, 2003...............     (0.28)         --       --         (0.28)
 Year Ended June 30, 2002...............     (0.33)      (0.04)      --         (0.37)
 Year Ended June 30, 2001...............     (0.41)      (0.27)      --         (0.68)
INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.04)         --       --         (0.04)
 Year Ended June 30, 2005...............     (0.12)         --       --         (0.12)
 Year Ended June 30, 2004...............        --          --       --            --
 Year Ended June 30, 2003...............        --          --(a)    --(a)         --(a)
 Year Ended June 30, 2002...............     (0.06)      (0.16)      --         (0.22)
 Year Ended June 30, 2001...............     (0.18)      (1.19)      --         (1.37)
INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.08)         --       --         (0.08)
 Year Ended June 30, 2005...............     (0.20)         --       --         (0.20)
 Year Ended June 30, 2004...............     (0.07)         --       --         (0.07)
 Year Ended June 30, 2003...............     (0.10)         --       --         (0.10)
 Year Ended June 30, 2002...............     (0.16)      (0.09)      --         (0.25)
 Year Ended June 30, 2001...............     (0.27)      (0.79)      --         (1.06)

------------

(a) Amount is less than $0.01.

(b) Annualized for periods less than one year.

(c) Not annualized for periods for less than one year.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

--------------------------------------------------------------------------------

                                         PER SHARE OPERATING PERFORMANCE
                                         -------------------------------

                                         NET ASSET          TOTAL
                                          VALUE,           RETURN
                                          END OF          (EXCLUDES
                                          PERIOD     SALES CHARGE)(c)(d)
                                         ---------   -------------------

INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................  $12.19             3.41%
  Year Ended June 30, 2005..............   12.04             6.56
  Year Ended June 30, 2004..............   11.55            10.36
  Year Ended June 30, 2003..............   10.61             3.56
  Year Ended June 30, 2002..............   10.46            (5.92)
  Year Ended June 30, 2001..............   11.43            (1.66)

INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   10.98             1.73
  Year Ended June 30, 2005..............   11.03             5.44
  Year Ended June 30, 2004..............   10.73             5.77
  Year Ended June 30, 2003..............   10.35             5.09
  Year Ended June 30, 2002..............   10.13            (1.86)
  Year Ended June 30, 2001..............   10.69             2.62

INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   14.44             6.36
  Year Ended June 30, 2005..............   13.61             7.13
  Year Ended June 30, 2004..............   12.82            19.03
  Year Ended June 30, 2003..............   10.77            (2.26)
  Year Ended June 30, 2002..............   11.02           (13.74)
  Year Ended June 30, 2001..............   13.01            (6.97)

INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   13.47             4.91
  Year Ended June 30, 2005..............   12.92             6.79
  Year Ended June 30, 2004..............   12.29            14.78
  Year Ended June 30, 2003..............   10.77             0.84
  Year Ended June 30, 2002..............   10.79           (10.15)
  Year Ended June 30, 2001..............   12.28            (4.41)

                                                             RATIOS/SUPPLEMENTAL DATA:
                                          ----------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS:(b)
                                                       ---------------------------------------
                                                                                  EXPENSES
                                          NET ASSETS                 NET       WITHOUT WAIVERS
                                            END OF                INVESTMENT   REIMBURSEMENTS    PORTFOLIO
                                            PERIOD       NET        INCOME      AND EARNINGS     TURNOVER
                                           (000'S)     EXPENSES     (LOSS)         CREDITS        RATE(c)
                                          ----------   --------   ----------   ---------------   ---------
INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $702,711      1.07%       2.24%          1.22%           10%
  Year Ended June 30, 2005..............    712,177      1.15        1.87           1.22            22
  Year Ended June 30, 2004..............    651,035      1.21        1.44           1.21            10
  Year Ended June 30, 2003..............    467,665      1.24        2.08           1.24            21
  Year Ended June 30, 2002..............    406,991      1.23        2.39           1.23            20
  Year Ended June 30, 2001..............    367,716      1.20        2.92           1.22             7

INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    305,262      1.08        2.72           1.26             9
  Year Ended June 30, 2005..............    319,111      1.17        2.33           1.24            20
  Year Ended June 30, 2004..............    310,028      1.23        2.02           1.23             7
  Year Ended June 30, 2003..............    235,561      1.24        2.83           1.24            11
  Year Ended June 30, 2002..............    156,833      1.23        3.13           1.23             9
  Year Ended June 30, 2001..............    131,026      1.20        3.73           1.22             8

INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    610,821      1.09        0.65           1.36            17
  Year Ended June 30, 2005..............    602,170      1.18        0.15           1.32            23
  Year Ended June 30, 2004..............    571,624      1.25       (0.38)          1.32            14
  Year Ended June 30, 2003..............    426,245      1.25       (0.15)          1.35            16
  Year Ended June 30, 2002..............    441,074      1.23        0.27           1.31            29
  Year Ended June 30, 2001..............    429,869      1.20        1.08           1.27             7

INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    811,328      1.09        1.45           1.27            14
  Year Ended June 30, 2005..............    811,753      1.17        1.02           1.24            27
  Year Ended June 30, 2004..............    748,590      1.23        0.61           1.23            12
  Year Ended June 30, 2003..............    532,059      1.25        1.01           1.25            23
  Year Ended June 30, 2002..............    522,731      1.23        1.38           1.23            25
  Year Ended June 30, 2001..............    487,342      1.20        2.05           1.28             6

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 26

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                               INVESTMENT OPERATIONS
                                                      ----------------------------------------
                                                                    NET REALIZED
                                          NET ASSET      NET       AND UNREALIZED     TOTAL
                                           VALUE,     INVESTMENT       GAINS           FROM
                                          BEGINNING     INCOME      (LOSSES) ON     INVESTMENT
CLASS C                                   OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
----------------------------------------  ---------   ----------   --------------   ----------

INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $11.96       $ 0.14         $ 0.27         $ 0.41
 Year Ended June 30, 2005...............    11.48         0.22           0.53           0.75
 Year Ended June 30, 2004...............    10.55         0.16           0.93           1.09
 Year Ended June 30, 2003...............    10.41         0.20           0.15           0.35
 Year Ended June 30, 2002...............    11.38         0.26          (0.92)         (0.66)
 Year Ended June 30, 2001...............    12.46         0.34          (0.53)         (0.19)

INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.01         0.15           0.04           0.19
 Year Ended June 30, 2005...............    10.71         0.26           0.32           0.58
 Year Ended June 30, 2004...............    10.33         0.22           0.38           0.60
 Year Ended June 30, 2003...............    10.12         0.28           0.21           0.49
 Year Ended June 30, 2002...............    10.68         0.33          (0.52)         (0.19)
 Year Ended June 30, 2001...............    11.06         0.41          (0.11)          0.30

INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    13.44         0.05           0.81           0.86
 Year Ended June 30, 2005...............    12.66         0.02           0.89           0.91
 Year Ended June 30, 2004...............    10.64        (0.03)          2.05           2.02
 Year Ended June 30, 2003...............    10.89        (0.01)         (0.24)         (0.25)
 Year Ended June 30, 2002...............    12.86         0.04          (1.79)         (1.75)
 Year Ended June 30, 2001...............    15.19         0.18          (1.14)         (0.96)

INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    12.78         0.10           0.53           0.63
 Year Ended June 30, 2005...............    12.17         0.12           0.69           0.81
 Year Ended June 30, 2004...............    10.66         0.08           1.50           1.58
 Year Ended June 30, 2003...............    10.69         0.11          (0.03)          0.08
 Year Ended June 30, 2002...............    12.18         0.16          (1.39)         (1.23)
 Year Ended June 30, 2001...............    13.80         0.28          (0.84)         (0.56)

                                                  PER SHARE OPERATING PERFORMANCE
                                          -----------------------------------------------
                                                           DISTRIBUTIONS
                                          -----------------------------------------------

                                             NET         NET      RETURN
                                          INVESTMENT   REALIZED     OF          TOTAL
CLASS C                                     INCOME      GAINS     CAPITAL   DISTRIBUTIONS
----------------------------------------  ----------   --------   -------   -------------
INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    $(0.16)     $(0.10)     $--        $(0.26)
 Year Ended June 30, 2005...............     (0.27)         --       --         (0.27)
 Year Ended June 30, 2004...............     (0.16)         --       --         (0.16)
 Year Ended June 30, 2003...............     (0.21)         --       --         (0.21)
 Year Ended June 30, 2002...............     (0.27)      (0.04)      --         (0.31)
 Year Ended June 30, 2001...............     (0.34)      (0.55)      --         (0.89)

INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.17)      (0.07)      --         (0.24)
 Year Ended June 30, 2005...............     (0.28)         --       --         (0.28)
 Year Ended June 30, 2004...............     (0.22)         --       --         (0.22)
 Year Ended June 30, 2003...............     (0.28)         --       --         (0.28)
 Year Ended June 30, 2002...............     (0.33)      (0.04)      --         (0.37)
 Year Ended June 30, 2001...............     (0.41)      (0.27)      --         (0.68)

INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.04)         --       --         (0.04)
 Year Ended June 30, 2005...............     (0.13)         --       --         (0.13)
 Year Ended June 30, 2004...............        --          --       --            --
 Year Ended June 30, 2003...............        --          --(a)    --(a)         --(a)
 Year Ended June 30, 2002...............     (0.06)      (0.16)      --         (0.22)
 Year Ended June 30, 2001...............     (0.18)      (1.19)      --         (1.37)

INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.09)         --       --         (0.09)
 Year Ended June 30, 2005...............     (0.20)         --       --         (0.20)
 Year Ended June 30, 2004...............     (0.07)         --       --         (0.07)
 Year Ended June 30, 2003...............     (0.11)         --       --         (0.11)
 Year Ended June 30, 2002...............     (0.17)      (0.09)      --         (0.26)
 Year Ended June 30, 2001...............     (0.27)      (0.79)      --         (1.06)

------------

(a) Amount is less than $0.01.

(b) Annualized for periods less than one year.

(c) Not annualized for periods less than one year.

(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

--------------------------------------------------------------------------------

                                                 PER SHARE OPERATING PERFORMANCE
                                                 -------------------------------

                                                 NET ASSET          TOTAL
                                                  VALUE,           RETURN
                                                  END OF          (EXCLUDES
                                                  PERIOD     SALES CHARGE)(c)(d)
                                                 ---------   -------------------

INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................          $12.11             3.44%
  Year Ended June 30, 2005..............           11.96             6.53
  Year Ended June 30, 2004..............           11.48            10.38
  Year Ended June 30, 2003..............           10.55             3.55
  Year Ended June 30, 2002..............           10.41            (5.92)
  Year Ended June 30, 2001..............           11.38            (1.67)

INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................           10.96             1.73
  Year Ended June 30, 2005..............           11.01             5.45
  Year Ended June 30, 2004..............           10.71             5.81
  Year Ended June 30, 2003..............           10.33             5.01
  Year Ended June 30, 2002..............           10.12            (1.85)
  Year Ended June 30, 2001..............           10.68             2.72

INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................           14.26             6.38
  Year Ended June 30, 2005..............           13.44             7.16
  Year Ended June 30, 2004..............           12.66            18.99
  Year Ended June 30, 2003..............           10.64            (2.26)
  Year Ended June 30, 2002..............           10.89           (13.74)
  Year Ended June 30, 2001..............           12.86            (7.01)

INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................           13.32             4.90
  Year Ended June 30, 2005..............           12.78             6.71
  Year Ended June 30, 2004..............           12.17            14.88
  Year Ended June 30, 2003..............           10.66             0.82
  Year Ended June 30, 2002..............           10.69           (10.19)
  Year Ended June 30, 2001..............           12.18            (4.40)

                                                                        RATIOS/SUPPLEMENTAL DATA:
                                                  ---------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS:(b)
                                                               --------------------------------------------
                                                                                             EXPENSES
                                                  NET ASSETS                 NET         WITHOUT WAIVERS
                                                    END OF                INVESTMENT      REIMBURSEMENTS      PORTFOLIO
                                                    PERIOD       NET        INCOME         AND EARNINGS       TURNOVER
                                                   (000'S)     EXPENSES     (LOSS)           CREDITS           RATE(c)
                                                  ----------   --------   ----------   --------------------   ---------
INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................           $109,830      1.07%       2.28%             1.22%             10%
  Year Ended June 30, 2005..............            106,198      1.15        1.87              1.22              22
  Year Ended June 30, 2004..............             89,635      1.20        1.48              1.22              10
  Year Ended June 30, 2003..............             43,506      1.24        2.13              1.24              21
  Year Ended June 30, 2002..............             23,272      1.23        2.40              1.23              20
  Year Ended June 30, 2001..............             17,397      1.20        2.93              1.22               7

INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................             77,304      1.08        2.73              1.26               9
  Year Ended June 30, 2005..............             78,449      1.17        2.37              1.24              20
  Year Ended June 30, 2004..............             59,299      1.22        2.08              1.23               7
  Year Ended June 30, 2003..............             27,162      1.24        2.87              1.24              11
  Year Ended June 30, 2002..............             11,674      1.23        3.16              1.23               9
  Year Ended June 30, 2001..............              7,336      1.20        3.75              1.22               8

INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................             85,053      1.09        0.68              1.36              17
  Year Ended June 30, 2005..............             81,386      1.18        0.14              1.32              23
  Year Ended June 30, 2004..............             70,615      1.25       (0.36)             1.32              14
  Year Ended June 30, 2003..............             40,523      1.25       (0.14)             1.35              16
  Year Ended June 30, 2002..............             26,076      1.23        0.22              1.31              29
  Year Ended June 30, 2001..............             18,900      1.20        1.23              1.27               7

INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................            106,377      1.09        1.48              1.27              14
  Year Ended June 30, 2005..............            102,239      1.17        1.02              1.24              27
  Year Ended June 30, 2004..............             89,919      1.23        0.63              1.23              12
  Year Ended June 30, 2003..............             49,205      1.25        1.04              1.25              23
  Year Ended June 30, 2002..............             29,644      1.23        1.36              1.23              25
  Year Ended June 30, 2001..............             18,361      1.20        2.10              1.24               6

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 28

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    PER SHARE OPERATING PERFORMANCE
                                          ----------------------------------------------------
                                                               INVESTMENT OPERATIONS
                                                      ----------------------------------------
                                                                    NET REALIZED
                                          NET ASSET      NET       AND UNREALIZED     TOTAL
                                           VALUE,     INVESTMENT       GAINS           FROM
                                          BEGINNING     INCOME      (LOSSES) ON     INVESTMENT
SELECT CLASS                              OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
----------------------------------------  ---------   ----------   --------------   ----------
INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................   $12.06       $0.19          $ 0.29         $ 0.48
 Year Ended June 30, 2005...............    11.57        0.33            0.53           0.86
 Year Ended June 30, 2004...............    10.63        0.26            0.94           1.20
 Year Ended June 30, 2003...............    10.48        0.30            0.15           0.45
 Year Ended June 30, 2002...............    11.44        0.40           (0.95)         (0.55)
 Year Ended June 30, 2001...............    12.52        0.46           (0.53)         (0.07)


INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    11.05        0.19            0.06           0.25
 Year Ended June 30, 2005...............    10.76        0.35            0.32           0.67
 Year Ended June 30, 2004...............    10.37        0.32            0.39           0.71
 Year Ended June 30, 2003...............    10.15        0.38            0.22           0.60
 Year Ended June 30, 2002...............    10.71        0.43           (0.52)         (0.09)
 Year Ended June 30, 2001...............    11.09        0.52           (0.11)          0.41


INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    13.92        0.11            0.84           0.95
 Year Ended June 30, 2005...............    13.08        0.14            0.91           1.05
 Year Ended June 30, 2004...............    10.89        0.08            2.13           2.21
 Year Ended June 30, 2003...............    11.11        0.08           (0.23)         (0.15)
 Year Ended June 30, 2002...............    13.06        0.16           (1.83)         (1.67)
 Year Ended June 30, 2001...............    15.33        0.32           (1.15)         (0.83)


INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    12.85        0.14            0.55           0.69
 Year Ended June 30, 2005...............    12.23        0.25            0.69           0.94
 Year Ended June 30, 2004...............    10.71        0.18            1.52           1.70
 Year Ended June 30, 2003...............    10.73        0.20           (0.02)          0.18
 Year Ended June 30, 2002...............    12.21        0.27           (1.39)         (1.12)
 Year Ended June 30, 2001...............    13.84        0.42           (0.86)         (0.44)

                                                  PER SHARE OPERATING PERFORMANCE
                                          -----------------------------------------------
                                                           DISTRIBUTIONS
                                          -----------------------------------------------

                                             NET         NET      RETURN
                                          INVESTMENT   REALIZED     OF          TOTAL
SELECT CLASS                                INCOME      GAINS     CAPITAL   DISTRIBUTIONS
----------------------------------------  ----------   --------   -------   -------------
INVESTOR BALANCED FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................    $(0.22)     $(0.10)   $   --       $(0.32)
 Year Ended June 30, 2005...............     (0.37)         --        --        (0.37)
 Year Ended June 30, 2004...............     (0.26)         --        --        (0.26)
 Year Ended June 30, 2003...............     (0.30)         --        --        (0.30)
 Year Ended June 30, 2002...............     (0.37)      (0.04)       --        (0.41)
 Year Ended June 30, 2001...............     (0.46)      (0.55)       --        (1.01)

INVESTOR CONSERVATIVE GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.22)      (0.07)       --        (0.29)
 Year Ended June 30, 2005...............     (0.38)         --        --        (0.38)
 Year Ended June 30, 2004...............     (0.32)         --        --        (0.32)
 Year Ended June 30, 2003...............     (0.38)         --        --        (0.38)
 Year Ended June 30, 2002...............     (0.43)      (0.04)       --        (0.47)
 Year Ended June 30, 2001...............     (0.52)      (0.27)       --        (0.79)

INVESTOR GROWTH FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.09)         --        --        (0.09)
 Year Ended June 30, 2005...............     (0.21)         --        --        (0.21)
 Year Ended June 30, 2004...............        --          --     (0.02)       (0.02)
 Year Ended June 30, 2003...............     (0.06)         --     (0.01)       (0.07)
 Year Ended June 30, 2002...............     (0.12)      (0.16)       --        (0.28)
 Year Ended June 30, 2001...............     (0.25)      (1.19)       --        (1.44)

INVESTOR GROWTH & INCOME FUND
 Six Months Ended December 31, 2005
 (Unaudited)............................     (0.14)         --        --        (0.14)
 Year Ended June 30, 2005...............     (0.32)         --        --        (0.32)
 Year Ended June 30, 2004...............     (0.18)         --        --        (0.18)
 Year Ended June 30, 2003...............     (0.20)         --        --        (0.20)
 Year Ended June 30, 2002...............     (0.27)      (0.09)       --        (0.36)
 Year Ended June 30, 2001...............     (0.40)      (0.79)       --        (1.19)

------------

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See notes to financial statements.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

--------------------------------------------------------------------------------

                                                PER SHARE OPERATING PERFORMANCE
                                                -------------------------------

                                                 NET ASSET
                                                   VALUE,
                                                   END OF           TOTAL
                                                   PERIOD        RETURN(b)(c)
                                                ------------   ----------------

INVESTOR BALANCED FUND (O)
 Six Months Ended December 31, 2005
 (Unaudited)............................           $12.22             3.92%
  Year Ended June 30, 2005..............            12.06             7.53
  Year Ended June 30, 2004..............            11.57            11.40
  Year Ended June 30, 2003..............            10.63             4.57
  Year Ended June 30, 2002..............            10.48            (4.90)
  Year Ended June 30, 2001..............            11.44            (0.70)

INVESTOR CONSERVATIVE GROWTH FUND (O)
 Six Months Ended December 31, 2005
 (Unaudited)............................            11.01             2.27
  Year Ended June 30, 2005..............            11.05             6.33
  Year Ended June 30, 2004..............            10.76             6.90
  Year Ended June 30, 2003..............            10.37             6.11
  Year Ended June 30, 2002..............            10.15            (0.89)
  Year Ended June 30, 2001..............            10.71             3.73

INVESTOR GROWTH FUND (O)
 Six Months Ended December 31, 2005
 (Unaudited)............................            14.78             6.83
  Year Ended June 30, 2005..............            13.92             8.07
  Year Ended June 30, 2004..............            13.08            20.30
  Year Ended June 30, 2003..............            10.89            (1.26)
  Year Ended June 30, 2002..............            11.11           (12.93)
  Year Ended June 30, 2001..............            13.06            (6.02)

INVESTOR GROWTH & INCOME FUND (O)
 Six Months Ended December 31, 2005
 (Unaudited)............................            13.40             5.39
  Year Ended June 30, 2005..............            12.85             7.73
  Year Ended June 30, 2004..............            12.23            15.98
  Year Ended June 30, 2003..............            10.71             1.87
  Year Ended June 30, 2002..............            10.73            (9.23)
  Year Ended June 30, 2001..............            12.21            (3.51)

                                                                       RATIOS/SUPPLEMENTAL DATA:
                                                 ---------------------------------------------------------------------
                                                                    RATIOS TO AVERAGE NET ASSETS:(a)
                                                              --------------------------------------------
                                                                                            EXPENSES
                                                 NET ASSETS                 NET         WITHOUT WAIVERS
                                                   END OF                INVESTMENT      REIMBURSEMENTS      PORTFOLIO
                                                   PERIOD       NET        INCOME         AND EARNINGS       TURNOVER
                                                  (000'S)     EXPENSES     (LOSS)           CREDITS           RATE(b)
                                                 ----------   --------   ----------   --------------------   ---------
INVESTOR BALANCED FUND (O)
 Six Months Ended December 31, 2005
 (Unaudited)............................          $ 93,025      0.23%       3.39%             0.47%             10%
  Year Ended June 30, 2005..............            70,610      0.22        2.78              0.31              22
  Year Ended June 30, 2004..............            67,083      0.21        2.43              0.21              10
  Year Ended June 30, 2003..............            48,314      0.24        3.08              0.24              21
  Year Ended June 30, 2002..............            45,136      0.22        3.37              0.23              20
  Year Ended June 30, 2001..............            60,442      0.20        3.94              0.22               7

INVESTOR CONSERVATIVE GROWTH FUND (O)
 Six Months Ended December 31, 2005
 (Unaudited)............................            24,238      0.25        3.93              0.51               9
  Year Ended June 30, 2005..............            17,142      0.23        3.25              0.27              20
  Year Ended June 30, 2004..............            67,026      0.23        2.99              0.23               7
  Year Ended June 30, 2003..............            57,536      0.24        3.78              0.24              11
  Year Ended June 30, 2002..............            57,251      0.23        4.13              0.23               9
  Year Ended June 30, 2001..............            58,396      0.20        4.71              0.22               8

INVESTOR GROWTH FUND (O)
 Six Months Ended December 31, 2005
 (Unaudited)............................            34,909      0.25        1.51              0.61              17
  Year Ended June 30, 2005..............            34,529      0.25        1.06              0.41              23
  Year Ended June 30, 2004..............            35,731      0.25        0.61              0.32              14
  Year Ended June 30, 2003..............            30,993      0.25        0.85              0.35              16
  Year Ended June 30, 2002..............            35,237      0.23        1.35              0.31              29
  Year Ended June 30, 2001..............            53,171      0.20        2.38              0.27               7

INVESTOR GROWTH & INCOME FUND (O)
 Six Months Ended December 31, 2005
 (Unaudited)............................            83,311      0.24        2.56              0.52              14
  Year Ended June 30, 2005..............            64,333      0.23        2.05              0.27              27
  Year Ended June 30, 2004..............           211,071      0.23        1.59              0.23              12
  Year Ended June 30, 2003..............           173,085      0.25        2.00              0.25              23
  Year Ended June 30, 2002..............           176,206      0.23        2.35              0.23              25
  Year Ended June 30, 2001..............           160,441      0.20        3.18              0.24               6

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 30

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
1. ORGANIZATION

   JPMorgan Trust II ("JPM II") (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

   Prior to February 19, 2005, the Funds were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, each Fund was reorganized and redomiciled as a separate series of JPM II.

   The following are four separate funds of the Trust (collectively, the "Funds") covered by this report:

                                                                           CLASSES OFFERED
                                                                           ---------------
    Investor Balanced Fund............................    Class A, Class B, Class C and Select Class

    Investor Conservative Growth Fund.................    Class A, Class B, Class C and Select Class

    Investor Growth Fund..............................    Class A, Class B, Class C and Select Class

    Investor Growth & Income Fund.....................    Class A, Class B, Class C and Select Class

   Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund's prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   A. VALUATION OF INVESTMENTS

   Investments in JPMorgan Funds (the "Underlying Funds") are valued at the current day's closing net asset value per share.

   B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld (if any) and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend or distribution.

   C. ALLOCATION OF INCOME AND EXPENSES

   In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005
Continued

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   D. FEDERAL INCOME TAXES

   Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

   E. DISTRIBUTIONS TO SHAREHOLDERS

   Dividends from net investment income are generally declared and paid quarterly, except for the Investor Conservative Growth Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   A. INVESTMENT ADVISORY FEE

   Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Chase Bank, N.A. ("JPMCB"), which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly equal to 0.05% of the average daily net assets of the Funds.

   The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

   B. ADMINISTRATION FEE

   Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of each Fund's daily net assets on the first $500 million, 0.075% of each Fund's average daily net assets between $500 million and $1 billion, and 0.05% of each Fund's average daily net assets over $1 billion.

   The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

   Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Funds' Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

   C. DISTRIBUTION FEES

   Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor") (formerly One Group Dealer Services, Inc.), a wholly-owned subsidiary of JPMorgan, serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005
Continued

 32

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

                                                                    DISTRIBUTION FEES
                                                                    -----------------
    Class A.....................................................          0.25%

    Class B.....................................................          0.75%

    Class C.....................................................          0.75%

   In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges ("CDSC") from the redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales changes have been waived. For the period ended December 31, 2005, the Distributor received the following amounts (in thousands):

                                                                   FRONT-END
                                                                  SALES CHARGE     CDSC
                                                                  ------------     ----
    Investor Balanced Fund......................................    $10,012       $1,699

    Investor Conservative Growth Fund...........................      5,229          921

    Investor Growth Fund........................................      3,681           13

    Investor Growth & Income Fund...............................     10,058        2,061

   D. SHAREHOLDER SERVICING FEES

   The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee for Class A, B, C and Select Shares that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average daily net assets.

   The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

   The shares of the underlying funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds.

   The Distributor waived Shareholder Servicing Fees as outlined in Note 3.F.

   E. CUSTODIAN AND ACCOUNTING FEES

   JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

   F. WAIVERS AND REIMBURSEMENTS

   The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the annual percentages of average daily net assets as follows: Class A - 0.50%; Class
   B - 1.25%; Class C - 1.25%; Select Class - 0.25%.

   The contractual expense limitation agreements were in effect for the period ended December 31, 2005. The expense limitation percentages above are in place until at least October 31, 2006.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005
Continued

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   For the period ended December 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                   CONTRACTUAL WAIVERS                        VOLUNTARY WAIVERS
                                    --------------------------------------------------   ---------------------------
                                    INVESTMENT                    SHAREHOLDER            INVESTMENT
                                     ADVISORY    ADMINISTRATION    SERVICING    TOTAL     ADVISORY    ADMINISTRATION
                                    ----------   --------------   -----------   -----    ----------   --------------
    Investor Balanced Fund........     $ --           $ --          $1,118      $1,118      $--            $ --
    Investor Conservative Growth
      Fund........................       --             22             554         576       --              18
    Investor Growth Fund..........       83            223           1,006       1,312       80             243
    Investor Growth & Income
      Fund........................      108             85           1,296       1,489       39              54

                                     VOLUNTARY WAIVERS
                                    -------------------
                                    SHAREHOLDER
                                     SERVICING    TOTAL
                                    -----------   -----
    Investor Balanced Fund........     $656       $656
    Investor Conservative Growth
      Fund........................      277        295
    Investor Growth Fund..........      177        500
    Investor Growth & Income
      Fund........................      553        646

   G. OTHER

   Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

4. INVESTMENT TRANSACTIONS

   During the period ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                                                     PURCHASES             SALES
                                                                     (EXCLUDING          (EXCLUDING
    FUND                                                          U.S. GOVERNMENT)    U.S. GOVERNMENT)
    ----                                                          ----------------    ----------------
    Investor Balanced Fund......................................      $229,291            $165,172

    Investor Conservative Growth Fund...........................        80,746              71,858

    Investor Growth Fund........................................       203,905             210,445

    Investor Growth & Income Fund...............................       256,512             252,684

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows (amounts in thousands):

                                                                    GROSS           GROSS        NET UNREALIZED
                                                   AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
    FUND                                              COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
    ----                                           ---------     ------------    ------------    --------------
    Investor Balanced Fund.......................  $1,682,826      $121,439        $(17,120)        $104,319

    Investor Conservative Growth Fund............     780,791        34,191         (10,867)          23,324

    Investor Growth Fund.........................   1,086,264       133,384            (702)         132,682

    Investor Growth & Income Fund................   1,668,704       179,315            (759)         178,556

6. BORROWINGS

   The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005
Continued

 34

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

   In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005, the Funds had no outstanding borrowings from another fund or from the unsecured uncommitted credit facility. Additionally, during the period ended December 31, 2005, the Funds did not incur interest expense from interfund lending.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

   From time to time, the Funds' investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds' outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. LEGAL MATTERS

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the Trust. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as "market timing" and also "late trading."

   On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the "SEC") and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004. In addition, the Advisor has agreed to and has commenced implementation of undertakings relating to among other things,
   (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act") and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former President and Chief Executive Officer of the Trust and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005
Continued

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of the Trust and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

   These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds' former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond
   Fund), certain officers of the Trust and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names the Trust as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund's investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

   On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

   On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed.

   In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

   The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 36

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                            FUND COMPLEX
POSITIONS WITH                   PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE FUNDS                         DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
--------------------------   -----------------------------   --------------------   -----------------------------
INDEPENDENT TRUSTEES

William J. Armstrong         Retired; Vice President &               118            None.
(1941); Trustee of Trust     Treasurer of Ingersoll-Rand
since 2005; Trustee of       Company (manufacturer of
heritage JPMorgan Funds      industrial equipment)
since 1987.                  (1972-2000).


Roland R. Eppley, Jr.        Retired; President & Chief              118            None.
(1932); Trustee of Trust     Executive Officer, Eastern
since 2005; Trustee of       States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.


John F. Finn                 President and Chief Executive           117*           Director, Cardinal Health,
(1947); Trustee of Trust     Officer of Gardner, Inc.                               Inc (CAH) (1994-present);
since 2005; Trustee of       (wholesale distributor to                              Director, The Crane Group
heritage One Group Mutual    outdoor power equipment                                (2003-present); Chairman, The
Funds since 1998.            industry) (1979- present).                             Columbus Association for the
                                                                                    Performing Arts (CAPA)
                                                                                    (2003-present).


Dr. Matthew Goldstein        Chancellor of the City                  118            Director, Albert Einstein
(1941); Trustee of Trust     University of New York                                 School of Medicine
since 2005; Trustee of       (1999-present); President,                             (1998-present); Director of
heritage JPMorgan Funds      Adelphi University (New York)                          New Plan Excel Realty Trust,
since 2003.                  (1998-1999).                                           Inc. (real estate investment
                                                                                    trust) (2000-present);
                                                                                    Director of Lincoln Center
                                                                                    Institute for the Arts in
                                                                                    Education (1999-present).


Robert J. Higgins (1945);    Retired; Director of                    118            None.
Trustee of Trust since       Administration of the State
2005; Trustee of heritage    of Rhode Island (2003-2004);
JPMorgan Funds since 2002.   President-Consumer
                             Banking and Investment
                             Services, Fleet Boston
                             Financial (1971-2001).


Peter C. Marshall            Self-employed business                  117*           None.
(1942); Trustee of Trust     consultant (2002-present);
since 2005; Trustee of       Senior Vice President, W.D.
heritage One Group Mutual    Hoard, Inc. (corporate parent
Funds since 1994.            of DCI Marketing, Inc.)
                             (2000-2002); President, DCI
                             Marketing, Inc. (1992-2000).


Marilyn McCoy                Vice President of                       117*           Trustee, Mather LifeWays
(1948); Trustee of Trust     Administration and Planning,                           (1994- present); Trustee,
since 2005; Trustee of       Northwestern University                                Carleton College
heritage One Group Mutual    (1985-present).                                        (2003-present).
Funds since 1999.


William G. Morton, Jr.       Retired; Chairman Emeritus              118            Director of Radio Shack
(1937); Trustee of Trust     (2001-2002), and Chairman and                          Corporation (electronics)
since 2005; Trustee of       Chief Executive Officer,                               (1987- present); Director of
heritage JPMorgan Funds      Boston Stock Exchange                                  The National Football
since 2003.                  (1985-2001).                                           Foundation and College Hall
                                                                                    of Fame (1994-present);
                                                                                    Trustee of the Stratton
                                                                                    Mountain School
                                                                                    (2001-present).


JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS IN
NAME (YEAR OF BIRTH);                                            FUND COMPLEX
POSITIONS WITH                   PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE FUNDS                         DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
--------------------------   -----------------------------   --------------------   -----------------------------
Robert A. Oden, Jr.          President, Carleton College             117*           Director, American University
(1946); Trustee of Trust     (2002-present); President,                             in Cairo.
since 2005; Trustee of       Kenyon College (1995-2002).
heritage One Group Mutual
Funds since 1997.


Fergus Reid, III (1932);     Chairman of Lumelite                    118            Trustee of Morgan Stanley
Trustee of Trust             Corporation (plastics                                  Funds (198 portfolios)
(Chairman) since 2005;       manufacturing) (2003-                                  (1995-present).
Trustee (Chairman) of        present); Chairman and Chief
heritage JPMorgan Funds      Executive Officer of Lumelite
since 1987.                  Corporation (1985-2002).


Frederick W. Ruebeck         Advisor, Jerome P. Green &              117*           Director, AMS Group (2001-
(1939); Trustee of Trust     Associates, LLC                                        present); Trustee, Wabash
since 2005; Trustee of       (broker-dealer)                                        College (1988-present);
heritage One Group Mutual    (2002-present); Chief                                  Chairman, Indianapolis
Funds since 1994.            Investment Officer, Wabash                             Symphony Orchestra Foundation
                             College (2004- present);                               (1994-present).
                             self-employed consultant
                             (2000-present); Director of
                             Investments, Eli Lilly and
                             Company (1988-1999).


James J. Schonbachler        Retired; Managing Director of           118            None.
(1943); Trustee of Trust     Bankers Trust Company
since 2005; Trustee of       (financial services)
heritage JPMorgan Funds      (1968-1998).
since 2001.

INTERESTED TRUSTEE


Leonard M. Spalding, Jr.**   Retired; Chief Executive                118            Director, Glenview Trust
(1935); Trustee of Trust     Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of       (investment company)                                   Trustee, St. Catherine
heritage JPMorgan Funds      (1989-1998); President &                               College (1998-present);
since 1998.                  Chief Executive Officer of                             Trustee, Bellarmine
                             Vista Capital Management                               University (2000-present);
                             (investment management)                                Director,
                             (1990-1998); Chief Investment                          Springfield-Washington County
                             Executive of Chase Manhattan                           Economic Development
                             Private Bank (investment                               Authority (1997-present);
                             management) (1990-1998).                               Trustee, Marion and
                                                                                    Washington County, Kentucky
                                                                                    Airport Board (1998-present);
                                                                                    Trustee, Catholic Education
                                                                                    Foundation (2005-present).

------------
 (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees oversees includes nine registered investment companies (118 funds) as of December 31, 2005.

 * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 38

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                  DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2005)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is
                               CEO and President of JPMorgan Funds and has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a
                               joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2005)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was Vice President of Finance
(2005)                         for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds,
                               prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2005)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President and      was head of Fund Administration - Pooled Vehicles from 2000
Chief Compliance Officer       to 2004. Mr. Ungerman held a number of positions in
(2005)                         Prudential Financial's asset management business prior to
                               2000.

Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2005)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2005)*    Distribution Services, Inc.; From 1999 to 2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration. Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                  DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc. Mr. Walsh
Assistant Treasurer (2005)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.


Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA
   02108.

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 40

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
DECEMBER 31, 2005

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                       EXPENSES PAID
                                                  BEGINNING           ENDING           DURING PERIOD     ANNUALIZED
                                                ACCOUNT VALUE,    ACCOUNT VALUE,        JULY 1, TO        EXPENSE
                                                 JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO
                                                --------------   -----------------   -----------------   ----------
INVESTOR BALANCED FUND
Class A
            Actual...........................     $1,000.00          $1,037.20             $2.46            0.48%
            Hypothetical.....................     $1,000.00          $1,022.79             $2.45            0.48%
Class B
            Actual...........................     $1,000.00          $1,034.10             $5.49            1.07%
            Hypothetical.....................     $1,000.00          $1,019.81             $5.45            1.07%
Class C
            Actual...........................     $1,000.00          $1,034.40             $5.49            1.07%
            Hypothetical.....................     $1,000.00          $1,019.81             $5.45            1.07%
Select Class
            Actual...........................     $1,000.00          $1,039.20             $1.18            0.23%
            Hypothetical.....................     $1,000.00          $1,024.05             $1.17            0.23%

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED), CONTINUED

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
DECEMBER 31, 2005
(UNAUDITED)

                                                                                       EXPENSES PAID
                                                  BEGINNING           ENDING           DURING PERIOD     ANNUALIZED
                                                ACCOUNT VALUE,    ACCOUNT VALUE,        JULY 1, TO        EXPENSE
                                                 JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO
                                                --------------   -----------------   -----------------   ----------
INVESTOR CONSERVATIVE GROWTH FUND
Class A
            Actual...........................     $1,000.00          $1,020.40             $2.55            0.50%
            Hypothetical.....................     $1,000.00          $1,022.68             $2.55            0.50%
Class B
            Actual...........................     $1,000.00          $1,017.30             $5.49            1.08%
            Hypothetical.....................     $1,000.00          $1,019.76             $5.50            1.08%
Class C
            Actual...........................     $1,000.00          $1,017.30             $5.49            1.08%
            Hypothetical.....................     $1,000.00          $1,019.76             $5.50            1.08%
Select Class
            Actual...........................     $1,000.00          $1,022.70             $1.27            0.25%
            Hypothetical.....................     $1,000.00          $1,023.95             $1.28            0.25%

INVESTOR GROWTH FUND
Class A
            Actual...........................     $1,000.00          $1,067.00             $2.60            0.50%
            Hypothetical.....................     $1,000.00          $1,022.68             $2.55            0.50%
Class B
            Actual...........................     $1,000.00          $1,063.60             $5.67            1.09%
            Hypothetical.....................     $1,000.00          $1,019.71             $5.55            1.09%
Class C
            Actual...........................     $1,000.00          $1,063.80             $5.67            1.09%
            Hypothetical.....................     $1,000.00          $1,019.71             $5.55            1.09%
Select Class
            Actual...........................     $1,000.00          $1,068.30             $1.30            0.25%
            Hypothetical.....................     $1,000.00          $1,023.95             $1.28            0.25%

INVESTOR GROWTH & INCOME FUND
Class A
            Actual...........................     $1,000.00          $1,051.30             $2.53            0.49%
            Hypothetical.....................     $1,000.00          $1,022.74             $2.50            0.49%
Class B
            Actual...........................     $1,000.00          $1,049.10             $5.63            1.09%
            Hypothetical.....................     $1,000.00          $1,019.71             $5.55            1.09%
Class C
            Actual...........................     $1,000.00          $1,049.00             $5.63            1.09%
            Hypothetical.....................     $1,000.00          $1,019.71             $5.55            1.09%
Select Class
            Actual...........................     $1,000.00          $1,053.90             $1.24            0.24%
            Hypothetical.....................     $1,000.00          $1,024.00             $1.22            0.24%

JPMORGAN FUNDS        INVESTOR FUNDS SEMI-ANNUAL REPORT        December 31, 2005

 42

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------
BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

At meetings held in person in July and August 2005, the Board of Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Advisor of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Advisor also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR
The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor's senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits to each Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to concerns raised by them, including the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR
At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE FUND'S SENIOR OFFICER
The Trustees noted that, upon their direction, the Senior Officer for the Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer's report as noted in the Investment Performance section of this report.

FEES RELATIVE TO ADVISOR'S OTHER CLIENTS

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor's other clients were reasonable.

INVESTMENT PERFORMANCE

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for the Funds at regular

 44

JPMORGAN INVESTOR FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED),
CONTINUED

Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the performance for the one, three and five year periods of the Investor Balanced Fund was better than that of its Universe Group median.

The Trustees noted that the performance of the Investor Conservative Growth Fund was within a reasonable range of the Universe Group median.

The Trustees noted that the performance for the one, three and five year periods of the Investor Growth Fund were better than that of its Universe Group median.

The Trustees noted that the one, three and five year performance of the Investor Growth & Income Fund lagged that of its Universe Group. The Trustees and the Senior Officer noted the Advisor's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Advisor to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

ADVISORY FEES AND EXPENSE RATIOS

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Investor Balanced Fund's net advisory fee and total actual expenses were within a reasonable range of its Universe Group median and concluded that the advisory fee was reasonable.

The Trustees noted that the Investor Conservative Growth Fund's net advisory fee and total actual expenses were lower than the Universe Group median and concluded that the advisory fee was reasonable.

The Trustees noted that the Investor Growth Fund's net advisory fee and total actual expenses were lower than the Universe Group median and concluded that the advisory fee was reasonable.

The Trustees noted that the Investor Growth & Income Fund's net advisory fee and total actual expenses were within a reasonable range of its Universe Group median and concluded that the advisory fee was reasonable.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds' website at www.jpmorganfunds.com.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.



                                                [JPMORGAN ASSET MANAGEMENT LOGO]

TOG-F-044(2/06)

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE TO A SEMI-ANNUAL REPORT.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

          (i) Has at least one audit committee financial expert serving on its audit committee; or

          (ii) Does not have an audit committee financial expert serving on its audit committee.

     (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

          (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

          (ii) Be an "interested person" of the investment company as defined in
          Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

     (3) If the registrant provides the disclosure required by paragraph
(a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE TO A SEMI-ANNUAL REPORT.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE TO A SEMI-ANNUAL REPORT.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE TO A SEMI-ANNUAL REPORT.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

INCLUDED IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b))

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30A-2(A) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II


By: /s/ George C.W. Gatch
    ---------------------------------
    George C.W. Gatch
    President and Principal Executive
    Officer
    March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ George C.W. Gatch
    ---------------------------------
    George C.W. Gatch
    President and Principal Executive
    Officer
    March 8, 2006


By: /s/ Stephanie J. Dorsey
    ---------------------------------
    Stephanie J. Dorsey
    Treasurer and Principal Financial
    Officer
    March 8, 2006